UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

One Financial Center Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor, Esq. -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian D. McCabe, Esq. ------------------------------------- Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston MA, 02199

Registrant’s telephone number, including area code: (980) 949-5130

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2019 through June 30, 2019

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the Baillie Gifford International Stock Portfolio returned 20.50%, 20.21%, and 20.32%, respectively. The Portfolio’s benchmark, the MSCI All Country World (“ACWI”) ex-U.S. Index1, returned 13.60%.

MARKET ENVIRONMENT / CONDITIONS

Market returns in the first half of 2019 have been almost universally positive. Whether for risk assets or safe havens, increasing expectation of stimulus to preserve the long economic expansion across developed markets was buoying sentiment. In international equities, markets recorded double digit returns across the board with the standout regional market being Canada (21%) within an overall market return of 13.6% for the MSCI ACWI ex-U.S. Index. Robust returns can be a cause for cheer, but there are some signs that economic activity is moderating, such as weak manufacturing and employment numbers from Germany. With interest rates already low by historic standards, there is also a question as to how much leverage can be exerted through further stimulus.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio comfortably outperformed its benchmark during the reporting period. Positive stock contributors included MercadoLibre (Argentina), the Latin American ecommerce retailer. The company has been investing heavily in its logistics network. On a recent roadshow, the company shared with investors the positive impact that this investment is now having. In addition to the larger delivery companies, small independent counterparts are now taking deliveries from MercadoLibre fulfilment centers. The longer-term ambition is to shift away from the ‘drop-ship’ network to one where consumers get deliveries direct to their door. The average delivery time is now under three days and the drop-ship delivery time less than four days, an improvement of two days from a year ago. The overall positive impact on service levels and customer satisfaction serves to increase the network effects of the business.

DSV (Denmark), a freight forwarding business, also contributed to performance during the period. DSV looks well on track to complete its recent deal for competitor Panalpina (Switzerland) with little anti-trust opposition to the deal closing. In addition to allocating capital to selective merger and acquisition (“M&A”) opportunities, the company has continued to deliver excellent organic results on the remainder of its business; in the first quarter’s reporting, earnings before interest and tax (EBIT) exceeded expectations by 10%, which is impressive during a period where a lot of management time was taken up with the Panalpina acquisition.

Edenred (France), the prepaid corporate services business, has for some time been converting a sizeable portion of its business to a digital platform. This switch remains a key growth driver for the business on several fronts; it allows the company to target smaller clients across several divisions, it facilitates innovation for mobile payment solutions, like Apple Pay, and it enables payment services for meal delivery platforms like UberEats. The company has highlighted recently that its home markets of Europe may be approaching a point where it is more challenging to replicate historic organic growth. However, growth opportunities remain in Latin America, with Brazil continuing to grow strongly in both Employee Benefits and Fleet Management.

In terms of negative contributions to performance, Ryanair (Ireland), the low-cost airline detracted over the period. We regard Ryanair as a classic example of a through cycle winner; it looks to invest and grow as others retrench, and take market share while others suffer, in the hope of emerging stronger when conditions are more favorable. We are at one such juncture currently. Passenger demand in Europe is weak, oil prices are volatile, and competition is under cost pressure. In the face of all this, Ryanair is adding capacity to increase pressure on its competitors. Whilst this will mean lower profitability for Ryanair in the short term, we believe it should enable the company to take more market share and has the potential to take capacity out of the industry in the long term.

In common with many banks in Europe, Bankinter (Spain) continues to suffer under the weight of market expectations surrounding a lack of growth in the European banking segment and the potential for increased threat from challenger banks and/or bank disintermediation. Bankinter recently acquired the banking operations of EVO Banco in Spain and its consumer credit lending business, Avantcard in Ireland. EVO has a young saver profile relative to legacy Bankinter and as such will be integrated with Bankinters digital business, Coinc. Avantcard adds geographic diversification to a segment (consumer credit) where Bankinter have been growing steadily in Spain for several years.

Japan Exchange (Japan), the stock exchange business, detracted from performance in the period. The company reported a revenue decline of 11% and operating profit that fell 19%, in large part due to lower trading volume and lower fee revenue. In its outlook for the full year 2019, the company indicated further profit decline due to higher costs for technology investment. Our long-term enthusiasm is undiminished however. With its near monopoly position, the company’s earnings are robust, if cyclical. Continued M&A activity, most recently the Tokyo Commodity Exchange, serves only to strengthen the company’s competitive position. And finally, the company has committed to returning excess capital to shareholders.

There were a number of changes to the Portfolio in the period. Typically, the turnover in the Portfolio is low. The Portfolio Managers have a long-term investment horizon and typically hold stocks in excess of five years. However, we do alter the Portfolio where we believe that fundamentals for existing holdings have changed, where valuation levels provide entry or exit opportunities and where we feel that the balance of future growth opportunities justifies selling a holding to fund a new purchase. Recent examples of these decisions are described below.

BHFTII-1

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

During the period, we added several new holdings to the Portfolio and sold or reduced a number of holdings to fund those purchases. We took a new holding in IMCD (Netherlands). IMCD is a distributor of chemicals which is a fragmented market within which we believe that IMCD has the opportunity to grow share. We also purchased a holding in freight forwarder and logistics company Kuehne & Nagel (Switzerland). We believe that there is an opportunity for the freight forwarding industry to consolidate with the larger companies that are able to invest in the complex IT systems and physical network that global logistics delivery requires taking share from the smaller players. We also took a holding in food delivery business Takeaway.com (Netherlands) which was partially funded by a reduction of U.K. food delivery company Just Eat (U.K.). Takeaway.com has leading positions in markets across Northern and Central Europe, chief among these Germany. While an immature company still in investment mode, we believe the combination of first mover advantage, strong growth and improving network effects make the company an attractive investment for a small part of the Portfolio.

The Portfolio Managers sold out of James Hardie (Australia), the building materials company most known for concrete siding, particularly in the U.S. The company is dominant within the segment but is facing competition from engineered wood siding and we believe that this will restrict future growth. We also sold Hon Hai Precision (Taiwan) which had been a long term holding within the Portfolio. The sheer scale of the company’s outsourced manufacturing is impressive, but it has become increasingly reliant on large contracts from clients such as Apple, Dell and Sony, with an accompanying erosion of pricing power.

The Portfolio Managers select stocks for the Portfolio based on the fundamental attractions of the companies themselves. The companies selected for the Portfolio will typically have strong competitive advantages, sustainably high returns relative to the market average and be more cash generative and less leveraged than the market. The Portfolio Managers hope to find investment opportunities for the Portfolio that will be long term holdings, usually more than five years, which means that trading in the Portfolio will generally be relatively infrequent. The Portfolio Managers do not change the Portfolio in response to short term market and economic conditions or determine which investments to buy for the Portfolio by regard to the regional, sector or industry weightings of the benchmark, although they do monitor diversification by reference to the benchmark, amongst other factors.

Consequently, the weightings of the Portfolio relative to the benchmark are not indicative of a view on individual markets or industries, but an aggregation of the individual companies that the Portfolio Managers have selected. At period end, the Portfolio maintained an underweight in Emerging Markets, Developed Asia and Canada and overweight in the U.K. and Europe. At sector level, the Portfolio was most overweight in Industrials and Consumer Discretionary stocks. The Portfolio was most underweight in Energy and Health Care. At industry level, the Portfolio was overweight in the Internet and Direct Marketing industry, Capital Markets and Machinery. In industry terms, the Portfolio was underweight in Banks, Oil and Gas & Consumable Fuels and Pharmaceuticals.

Angus Franklin

Jenny Tabberer

Tom Walsh

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	20.50	3.34	5.53	6.92
Class B	20.21	3.02	5.27	6.65
Class E	20.32	3.20	5.37	6.76
MSCI All Country World ex-U.S. Index	13.60	1.29	2.16	6.54

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
MercadoLibre, Inc.	3.4
Taiwan Semiconductor Manufacturing Co., Ltd.	3.1
AIA Group, Ltd.	2.8
SAP SE	2.7
Rio Tinto plc	2.6
Samsung Electronics Co., Ltd.	2.4
Deutsche Boerse AG	2.3
Nestle S.A.	2.2
Edenred	2.2
Constellation Software, Inc.	2.0

Top Countries

% of Net Assets
United Kingdom	13.7
Japan	11.0
Germany	8.6
France	5.1
Switzerland	4.6
Canada	4.4
Hong Kong	4.4
Ireland	4.3
China	4.3
Netherlands	3.7

BHFTII-3

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.72%	$1,000.00	$1,205.00	$3.94
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class B (a)	Actual	0.97%	$1,000.00	$1,202.10	$5.30
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

Class E (a)	Actual	0.87%	$1,000.00	$1,203.20	$4.75
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Argentina—3.5%
MercadoLibre, Inc. (a)	107,587	$65,818,499

Australia—2.0%
Cochlear, Ltd.	133,110	19,362,727
CSL, Ltd.	128,925	19,504,405

		38,867,132

Brazil—1.5%
Itau Unibanco Holding S.A. (ADR)	1,766,501	16,640,440
Kroton Educacional S.A.	3,892,500	11,120,125

		27,760,565

Canada—4.4%
Constellation Software, Inc.	41,121	38,756,515
Fairfax Financial Holdings, Ltd.	69,779	34,249,284
Ritchie Bros. Auctioneers, Inc. (b)	349,103	11,597,202

		84,603,001

China—4.3%
Alibaba Group Holding, Ltd. (ADR) (a)	212,157	35,950,004
Tencent Holdings, Ltd.	689,000	31,170,715
Tencent Music Entertainment Group (ADR) (a) (b)	990,107	14,841,704

		81,962,423

Denmark—2.5%
DSV A/S	281,274	27,615,271
Novozymes A/S - B Shares	425,980	19,862,608

		47,477,879

Finland—2.4%
Kone Oyj - Class B	523,064	30,871,537
Sampo Oyj - A Shares	307,017	14,488,983

		45,360,520

France—5.1%
Danone S.A. (b)	229,690	19,480,093
Edenred (b)	806,483	41,144,792
EssilorLuxottica S.A.	115,390	15,083,583
Legrand S.A.	305,933	22,417,668

		98,126,136

Germany—8.6%
Continental AG	86,481	12,608,375
Deutsche Boerse AG	311,888	44,118,198
MTU Aero Engines AG	97,682	23,304,861
SAP SE	368,380	50,637,914
Scout24 AG (a)	641,761	34,054,551

		164,723,899

Hong Kong—4.4%
AIA Group, Ltd.	4,902,600	53,000,261
Hong Kong Exchanges and Clearing, Ltd.	887,900	31,383,634

		84,383,895

India—1.7%
Housing Development Finance Corp., Ltd.	1,036,003	32,934,772

Ireland—4.3%
CRH plc	734,120	23,923,117
Kingspan Group plc	558,286	30,321,131
Ryanair Holdings plc (ADR) (a)	439,688	28,201,588

		82,445,836

Japan—11.0%
Denso Corp.	391,200	16,490,176
FANUC Corp.	102,200	18,971,809
Japan Exchange Group, Inc.	1,821,800	29,023,342
Nidec Corp.	225,400	30,929,932
Shimano, Inc.	168,300	25,007,132
SMC Corp.	75,000	28,079,758
Sony Corp.	391,800	20,471,134
Sumitomo Mitsui Trust Holdings, Inc.	535,900	19,466,423
Toyota Tsusho Corp.	682,700	20,744,037

		209,183,743

Netherlands—3.7%
ASML Holding NV	89,447	18,700,435
Heineken Holding NV	282,373	29,642,408
IMCD NV	171,320	15,723,507
Takeaway.com NV (a)	74,814	7,021,551

		71,087,901

Panama—1.2%
Copa Holdings S.A. - Class A	232,558	22,690,684

Peru—1.2%
Credicorp, Ltd.	98,649	22,581,743

Russia—0.7%
Magnit PJSC (GDR)	854,138	12,448,252

Singapore—1.5%
United Overseas Bank, Ltd.	1,453,664	28,086,636

South Africa—2.8%
Discovery, Ltd.	2,018,864	21,393,484
Naspers, Ltd. - N Shares	133,280	32,378,245

		53,771,729

South Korea—3.0%
NAVER Corp.	123,865	12,227,960
Samsung Electronics Co., Ltd.	1,120,217	45,673,461

		57,901,421

Spain—2.8%
Bankinter S.A.	2,446,407	16,854,090
Grifols S.A. (b)	469,966	13,886,800
Industria de Diseno Textil S.A.	758,250	22,781,750

		53,522,640

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sweden—2.7%
Atlas Copco AB - B Shares	1,133,325	$32,516,631
Epiroc AB - Class B	1,991,170	19,724,796

		52,241,427

Switzerland—4.6%
Cie Financiere Richemont S.A.	261,839	22,223,323
Credit Suisse Group AG (a)	1,409,531	16,913,103
Kuehne & Nagel International AG	50,742	7,532,676
Nestle S.A.	405,056	41,934,934

		88,604,036

Taiwan—3.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	7,637,000	58,259,098

United Kingdom—13.7%
ASOS plc (a) (b)	435,440	14,108,170
boohoo Group plc (a)	6,528,432	17,609,935
Burberry Group plc	700,171	16,611,067
Experian plc	1,077,508	32,710,532
Hargreaves Lansdown plc	1,051,606	25,658,325
Howden Joinery Group plc	1,885,672	12,142,055
Just Eat plc (a)	2,332,116	18,519,187
Prudential plc	1,397,048	30,428,643
Rio Tinto plc	816,723	50,387,739
St. James’s Place plc	1,039,748	14,526,098
Unilever NV	462,930	28,198,939

		260,900,690

United States—1.4%
Pricesmart, Inc.	25,052	1,280,658
Spotify Technology S.A. (a)	170,107	24,873,046

		26,153,704

Total Common Stocks (Cost $1,435,084,809)		1,871,898,261

Preferred Stock—0.3%

Spain—0.3%
Grifols S.A. - Class B (Cost $6,362,013)	261,847	5,494,673

Short-Term Investment—1.1%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $22,081,422; collateralized by U.S. Treasury Inflation Indexed Note at 0.125%, maturing 01/15/22, with a market value of $22,525,925.	22,079,214	22,079,214

Total Short-Term Investments (Cost $22,079,214)		22,079,214

Securities Lending Reinvestments (c)—1.9%
Security Description	Principal Amount*	Value

Commercial Paper—0.1%
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (d)	1,000,000	$1,000,199
Starbird Funding Corp. 2.600%, 07/01/19	999,802	999,795

		1,999,994

Repurchase Agreements—1.8%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $5,332,794; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $5,438,407.	5,331,772	5,331,772
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.460%, due on 07/01/19 with a maturity value of $5,001,025; collateralized by various Common Stock with an aggregate market value of $5,500,002.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $3,600,780; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $3,672,001.	3,600,000	3,600,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $500,115; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $510,003.	500,000	500,000
Goldman Sachs & Co. Repurchase Agreement dated 06/28/19 at 2.510%, due on 07/01/19 with a maturity value of $5,001,046; collateralized by U.S. Government Agency Obligations with rates ranging from 2.500% - 5.500%, maturity dates ranging from 09/20/26 - 04/20/49, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $2,500,527; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $2,560,088.	2,500,000	2,500,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $5,002,489; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $5,471,560.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $4,100,844; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $4,418,029.	4,100,000	$4,100,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $300,146; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $323,270.	300,000	300,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $2,000,972; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $2,155,136.	2,000,000	2,000,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $1,000,486; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,077,568.	1,000,000	1,000,000

		34,331,772

Total Securities Lending Reinvestments (Cost $36,331,772)		36,331,766

Total Investments—101.4% (Cost $1,499,857,808)		1,935,803,914
Other assets and liabilities (net)—(1.4)%		(27,379,882)

Net Assets—100.0%		$1,908,424,032

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $36,544,356 and the collateral received consisted of cash in the amount of $36,331,573 and non-cash collateral with a value of $1,515,367. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

Ten Largest Industries as of June 30, 2019 (Unaudited)	% of Net Assets
Internet & Direct Marketing Retail	10.0
Capital Markets	8.5
Insurance	8.0
Machinery	6.8
Banks	5.4
Software	4.7
Interactive Media & Services	4.1
Semiconductors & Semiconductor Equipment	4.0
Food Products	3.2
Textiles, Apparel & Luxury Goods	2.8

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$65,818,499	$—	$—	$65,818,499
Australia	—	38,867,132	—	38,867,132
Brazil	27,760,565	—	—	27,760,565
Canada	84,603,001	—	—	84,603,001
China	50,791,708	31,170,715	—	81,962,423
Denmark	—	47,477,879	—	47,477,879
Finland	—	45,360,520	—	45,360,520
France	—	98,126,136	—	98,126,136
Germany	—	164,723,899	—	164,723,899
Hong Kong	—	84,383,895	—	84,383,895
India	—	32,934,772	—	32,934,772
Ireland	28,201,588	54,244,248	—	82,445,836
Japan	—	209,183,743	—	209,183,743
Netherlands	—	71,087,901	—	71,087,901
Panama	22,690,684	—	—	22,690,684
Peru	22,581,743	—	—	22,581,743
Russia	—	12,448,252	—	12,448,252
Singapore	—	28,086,636	—	28,086,636
South Africa	—	53,771,729	—	53,771,729
South Korea	—	57,901,421	—	57,901,421
Spain	—	53,522,640	—	53,522,640
Sweden	—	52,241,427	—	52,241,427
Switzerland	—	88,604,036	—	88,604,036
Taiwan	—	58,259,098	—	58,259,098
United Kingdom	—	260,900,690	—	260,900,690
United States	26,153,704	—	—	26,153,704
Total Common Stocks	328,601,492	1,543,296,769	—	1,871,898,261
Total Preferred Stock*	—	5,494,673	—	5,494,673
Total Short-Term Investment*	—	22,079,214	—	22,079,214
Total Securities Lending Reinvestments*	—	36,331,766	—	36,331,766
Total Investments	$328,601,492	$1,607,202,422	$—	$1,935,803,914

Collateral for Securities Loaned (Liability)	$—	$(36,331,573)	$—	$(36,331,573)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$1,935,803,914
Cash denominated in foreign currencies (c)	4,577,444
Receivable for:
Investments sold	18,823,949
Fund shares sold	16,213
Dividends and interest	5,460,222

Total Assets	1,964,681,742
Liabilities
Collateral for securities loaned	36,331,573
Payables for:
Investments purchased	15,594,921
Fund shares redeemed	2,447,110
Accrued Expenses:
Management fees	1,024,201
Distribution and service fees	63,745
Deferred trustees’ fees	152,930
Other expenses	643,230

Total Liabilities	56,257,710

Net Assets	$1,908,424,032

Net Assets Consist of:
Paid in surplus	$1,405,893,357
Distributable earnings (Accumulated losses)	502,530,675

Net Assets	$1,908,424,032

Net Assets
Class A	$1,582,924,521
Class B	307,468,833
Class E	18,030,678
Capital Shares Outstanding*
Class A	128,507,285
Class B	25,359,160
Class E	1,479,194
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.32
Class B	12.12
Class E	12.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,499,857,808.
(b)	Includes securities loaned at value of $36,544,356.
(c)	Identified cost of cash denominated in foreign currencies was $4,575,017.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$26,602,498
Interest (b)	98,518
Securities lending income	237,323

Total investment income	26,938,339
Expenses
Management fees	7,318,358
Administration fees	37,721
Custodian and accounting fees	255,047
Distribution and service fees—Class B	374,430
Distribution and service fees—Class E	13,127
Audit and tax services	27,345
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	55,314
Insurance	6,293
Miscellaneous	32,560

Total expenses	8,173,981
Less management fee waiver	(1,138,863)

Net expenses	7,035,118

Net Investment Income	19,903,221

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	49,809,725
Foreign currency transactions	(191,055)

Net realized gain	49,618,670

Net change in unrealized appreciation on:
Investments	271,721,360
Foreign currency transactions	38,849

Net change in unrealized appreciation	271,760,209

Net realized and unrealized gain	321,378,879

Net Increase in Net Assets From Operations	$341,282,100

(a)	Net of foreign withholding taxes of $2,838,952.
(b)	Net of foreign withholding taxes of $8.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,903,221	$23,224,608
Net realized gain	49,618,670	110,399,034
Net change in unrealized appreciation (depreciation)	271,760,209	(473,126,044)

Increase (decrease) in net assets from operations	341,282,100	(339,502,402)

From Distributions to Shareholders
Class A	(111,818,886)	(18,443,225)
Class B	(21,250,233)	(3,023,120)
Class E	(1,257,065)	(196,972)

Total distributions	(134,326,184)	(21,663,317)

Increase (decrease) in net assets from capital share transactions	(125,561)	214,440,920

Total increase (decrease) in net assets	206,830,355	(146,724,799)

Net Assets
Beginning of period	1,701,593,677	1,848,318,476

End of period	$1,908,424,032	$1,701,593,677

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	173,864	$2,158,552	23,146,832	$301,855,134
Reinvestments	9,357,229	111,818,886	1,382,551	18,443,225
Redemptions	(8,714,110)	(110,092,477)	(6,247,029)	(85,040,301)

Net increase	816,983	$3,884,961	18,282,354	$235,258,058

Class B
Sales	288,070	$3,444,617	2,251,320	$28,354,279
Reinvestments	1,806,993	21,250,233	230,070	3,023,120
Redemptions	(2,325,307)	(28,563,368)	(3,877,975)	(50,053,323)

Net decrease	(230,244)	$(3,868,518)	(1,396,585)	$(18,675,924)

Class E
Sales	12,516	$151,591	155,694	$1,929,102
Reinvestments	106,351	1,257,065	14,911	196,972
Redemptions	(126,506)	(1,550,660)	(328,351)	(4,267,288)

Net decrease	(7,639)	$(142,004)	(157,746)	$(2,141,214)

Increase (decrease) derived from capital shares transactions		$(125,561)		$214,440,920

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$11.02		$13.43	$10.06	$9.71		$10.07	$10.54

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.16	0.15	0.15	(b)	0.16	0.16
Net realized and unrealized gain (loss)	2.10		(2.42)	3.37	0.36		(0.34)	(0.48)

Total income (loss) from investment operations	2.23		(2.26)	3.52	0.51		(0.18)	(0.32)

Less Distributions
Distributions from net investment income	(0.17)		(0.15)	(0.15)	(0.16)		(0.18)	(0.15)
Distributions from net realized capital gains	(0.76)		0.00	0.00	0.00		0.00	0.00

Total distributions	(0.93)		(0.15)	(0.15)	(0.16)		(0.18)	(0.15)

Net Asset Value, End of Period	$12.32		$11.02	$13.43	$10.06		$9.71	$10.07

Total Return (%) (c)	20.50	(d)	(17.01)	35.15	5.38		(1.97)	(3.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(e)	0.85	0.85	0.85		0.87	0.87
Net ratio of expenses to average net assets (%) (f)	0.72	(e)	0.72	0.73	0.73		0.74	0.75
Ratio of net investment income to average net assets (%)	2.20	(e)	1.28	1.24	1.49	(b)	1.56	1.58
Portfolio turnover rate (%)	7	(d)	23	8	11		12	8
Net assets, end of period (in millions)	$1,582.9		$1,407.8	$1,469.7	$1,315.2		$1,361.8	$1,490.0

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$10.85		$13.22	$9.90	$9.56		$9.91	$10.38

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.14	0.12	0.12	(b)	0.13	0.14
Net realized and unrealized gain (loss)	2.05		(2.39)	3.32	0.35		(0.33)	(0.48)

Total income (loss) from investment operations	2.17		(2.25)	3.44	0.47		(0.20)	(0.34)

Less Distributions
Distributions from net investment income	(0.14)		(0.12)	(0.12)	(0.13)		(0.15)	(0.13)
Distributions from net realized capital gains	(0.76)		0.00	0.00	0.00		0.00	0.00

Total distributions	(0.90)		(0.12)	(0.12)	(0.13)		(0.15)	(0.13)

Net Asset Value, End of Period	$12.12		$10.85	$13.22	$9.90		$9.56	$9.91

Total Return (%) (c)	20.21	(d)	(17.19)	34.89	5.05		(2.17)	(3.34)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(e)	1.10	1.10	1.10		1.12	1.12
Net ratio of expenses to average net assets (%) (f)	0.97	(e)	0.97	0.98	0.98		0.99	1.00
Ratio of net investment income to average net assets (%)	1.95	(e)	1.09	0.99	1.25	(b)	1.31	1.32
Portfolio turnover rate (%)	7	(d)	23	8	11		12	8
Net assets, end of period (in millions)	$307.5		$277.6	$356.7	$318.6		$336.0	$387.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$10.91		$13.29	$9.96	$9.61		$9.97	$10.43

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.15	0.13	0.13	(b)	0.14	0.15
Net realized and unrealized gain (loss)	2.07		(2.40)	3.33	0.36		(0.34)	(0.48)

Total income (loss) from investment operations	2.19		(2.25)	3.46	0.49		(0.20)	(0.33)

Less Distributions
Distributions from net investment income	(0.15)		(0.13)	(0.13)	(0.14)		(0.16)	(0.13)
Distributions from net realized capital gains	(0.76)		0.00	0.00	0.00		0.00	0.00

Total distributions	(0.91)		(0.13)	(0.13)	(0.14)		(0.16)	(0.13)

Net Asset Value, End of Period	$12.19		$10.91	$13.29	$9.96		$9.61	$9.97

Total Return (%) (c)	20.32	(d)	(17.09)	34.92	5.24		(2.15)	(3.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(e)	1.00	1.00	1.00		1.02	1.02
Net ratio of expenses to average net assets (%) (f)	0.87	(e)	0.87	0.88	0.88		0.89	0.90
Ratio of net investment income to average net assets (%)	2.05	(e)	1.19	1.08	1.34	(b)	1.42	1.43
Portfolio turnover rate (%)	7	(d)	23	8	11		12	8
Net assets, end of period (in millions)	$18.0		$16.2	$21.9	$18.6		$19.8	$22.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.05% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $22,079,214. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $34,331,772. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$127,412,893	$0	$247,986,933

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$7,318,358	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$1,502,259,749

Gross unrealized appreciation	491,048,941
Gross unrealized depreciation	(57,504,776)

Net unrealized appreciation (depreciation)	$433,544,165

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$21,663,317	$21,289,034	$—	$—	$21,663,317	$21,289,034

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$23,928,391	$109,988,369	$161,805,946	$—	$295,722,706

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the BlackRock Bond Income Portfolio returned 6.90%, 6.77%, and 6.82%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 6.11%.

MARKET ENVIRONMENT / CONDITIONS

After 2018 delivered the unusual outcome of both global equities and global bonds suffering negative returns, 2019 began in much more upbeat fashion, with many asset classes rebounding strongly in an environment of low volatility. A steady rally in government bonds accelerated into a marked repricing in March after the Federal Reserve (the “Fed”) delivered a dovish surprise at its meeting and European manufacturing activity slumped far more than feared. Despite being close to achieving its dual targets of full employment and stable inflation, the Fed’s rate-setting committee slashed its projections of rate hikes this year from two to zero as policymakers cited global risks that could impact the domestic economy. These include trade disputes, slowing activity in China and Europe, and potential spillovers from Brexit, the U.K.’s exit from the European Union (the “E.U.”). Fed Chair Jerome Powell reinforced the central bank’s patient stance to adjusting policy and guided that interest rates could be on hold for “some time”.

The Fed turned dovish late last year but in March went further than expected in realigning policy to tackle global risks weighing on the domestic economy. Policymakers reiterated that the Fed would continue to be patient with respect to monetary policy, as they downgraded their estimate of growth this year to 2.1%, from 2.3% projected in December. Fed Chair Jerome Powell guided that interest rates could be on hold for “some time” as the committee slashed its projections of rate hikes this year from two to zero. The Fed also provided more details of its plan to end balance sheet reduction, explaining that caps on monthly redemptions will begin to be lowered starting in May, and would conclude at the end of September.

The Fed led a tide of dovishness over the quarter as central banks either held back on tightening monetary policy or introduced new stimulus in the face of broad-based signs of economic downturn. The European Central Bank (the “ECB”) indicated that it would not now be raising interest rates until next year and unveiled a new program of cheap loans for banks. Policymakers in Australia and Canada also adopted a wait-and-see approach. The Bank of England remained constrained to inaction pending clarity over the U.K.’s exit from the E.U., but sharply downgraded its estimate of domestic growth this year. China signaled a willingness to ease monetary and fiscal policies to support expansion.

Coming into second quarter of the year, strong performances in April and June were enough to offset negative sentiment in May and leave many asset classes in positive returns territory over the second quarter. An easing of geopolitical tensions in April proved short-lived as the U.S.-China trade negotiations collapsed in May, sparking a trade war and broader struggle for technological supremacy. Heightened tensions in the Gulf weighed further on risk sentiment after the U.S. mobilized military resources to the region, re-imposed sanctions on Iran and came within minutes of launching missile strikes in retaliation at the shooting down of a U.S. drone. Brexit returned to center stage in Europe and forced the resignation of U.K. Prime Minister Theresa May as she proved unable to break the parliamentary deadlock and as the ruling Conservative party was trounced in the European parliament elections.

Major central banks responded to the persistent weakness by moving decisively more dovish. The Fed’s statement and “dot plot” of interest rate expectations shifted more than expected, and markets firmly anticipate rate cuts before year-end. The ECB arguably surpassed the Fed with its accommodation as President Mario Draghi stated: “In the absence of improvement, such that the sustained return of inflation to our aim is threatened, additional stimulus will be required.” He added that further cuts in interest rates remain part of the bank’s tools and that asset purchases still have considerable headroom.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The main drivers of positive performance for the first half of the year were the Portfolio’s overweight in duration positioning, U.S. investment grade credit, and U.S. municipals, as well as our allocations in securitized assets, such as non-agency residential mortgages and collateralized loan obligations. Our small overweight in emerging market debt also contributed positively to performance over the period. The main detractors to performance were our overweight in agency mortgages, and tactical positions in global sovereign bonds.

We started increasing duration from the beginning of 2019. By the end of the first quarter, we held a small overweight in duration (5.8 years versus 5.5 years for the Index) as we believed a dovish shift in the monetary policy stance and near-neutral policy rate should keep U.S. interest rates range-bound in the near-term. In the first quarter, we held a modest steepening bias (a greater weight on shorter term yields and underweights to longer maturity yields) on the yield curve in the Portfolio.

After the aggressive re-pricing in spread assets towards the end of last year, we used the opportunity to add in investment grade credit overweight in the first quarter, as we thought the sector would benefit from an environment with lower volatility and produce high quality income in the Portfolio. On the other hand, we took down our allocation to high yield credit and maintained an up-in-quality bias in the sector. In emerging markets, we added opportunistically, mostly in local currency debt, as we saw a dovish Fed taking off upward pressure from the U.S. dollar and allowing for easier local monetary policy as well.

Into the second quarter of 2019, we maintained our mantra of owning more duration in the Portfolio. We continued to believe that duration serves as a good hedge in the Portfolio as the Fed remained committed to underwriting the economic expansion and to an easing monetary policy.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Given the attractive valuation level, we added exposure in agency mortgages and ended the period with an overweight to the asset class. We continued to hold a core allocation to specified mortgages pools versus short positions in TBAs (To Be Announced mortgages, a contract whereby the investor will take ownership of a yet to be determined pool of mortgages in the future) under our relative value strategy. We also added to our inflation-protected bond allocation at attractive entry levels as the sector underperformed other risk assets for the quarter and as a partial hedge as well in the Portfolio.

Additionally, we tactically reduced some exposures in U.S. investment grade credit on the back of tight valuations and a less favorable outlook compared to the beginning of the year. Overall, we still preferred owning higher quality carry assets in the Portfolio, while hedged by a duration overweight. In emerging markets, we trimmed some risk (mostly in foreign currency debt) in May when geopolitical uncertainties elevated, and started slightly adding back in June, while holding an overall cautious stance in the sector. At period end we favored exposures in local rate and specific country stories where real rates are high, and held moderately long positions in external debt.

The Portfolio employed derivatives as a tool in seeking efficient management of the Portfolio. During the period, the use of derivatives provided exposures through means believed to be advantageous to the Portfolio, including achieving various market exposures and reducing certain risks, and these derivatives performed as expected.

Rick Rieder

Bob Miller

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	6.90	8.01	3.27	4.77
Class B	6.77	7.74	3.01	4.51
Class E	6.82	7.85	3.11	4.62
Bloomberg Barclays U.S. Aggregate Bond Index	6.11	7.87	2.95	3.90

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	43.7
Corporate Bonds & Notes	34.4
Asset-Backed Securities	11.5
Municipals	6.3
Mortgage-Backed Securities	5.4
Foreign Government	3.7
Floating Rate Loans	1.2
Preferred Stocks	0.1
Purchased Options	—

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A	Actual	0.39%	$1,000.00	$1,069.00	$2.00
	Hypothetical*	0.39%	$1,000.00	$1,022.86	$1.96

Class B	Actual	0.64%	$1,000.00	$1,067.70	$3.28
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class E	Actual	0.54%	$1,000.00	$1,068.20	$2.77
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—43.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—32.1%
Fannie Mae 15 Yr. Pool
2.000%, 10/01/31	240,400	$237,960
2.000%, 11/01/31	2,958,732	2,928,699
2.000%, 12/01/31	315,740	312,535
2.000%, 03/01/32	1,881,302	1,862,205
2.500%, 09/01/27	266,448	268,561
2.500%, 02/01/28	31,377	31,641
2.500%, 04/01/28	77,015	77,663
2.500%, 08/01/28	215,040	216,847
2.500%, 01/01/30	1,136,772	1,145,366
2.500%, 02/01/30	138,880	139,955
2.500%, 03/01/30	234,890	236,651
2.500%, 07/01/30	834,861	841,048
2.500%, 08/01/30	2,764,724	2,785,484
2.500%, 09/01/30	1,345,040	1,355,128
2.500%, 11/01/30	2,787,029	2,807,946
2.500%, 03/01/31	156,596	157,816
2.500%, 06/01/31	766,922	772,921
2.500%, 07/01/31	426,332	429,667
2.500%, 08/01/31	71,026	71,526
2.500%, 10/01/31	3,726,071	3,754,672
2.500%, 11/01/31	2,330,113	2,348,596
2.500%, 02/01/32	110,851	111,684
2.500%, 03/01/32	364,673	367,689
2.500%, 08/01/32	2,723,863	2,744,161
2.500%, 02/01/33	4,798,199	4,834,202
3.000%, 04/01/28	170,576	174,568
3.000%, 05/01/28	202,769	207,479
3.000%, 10/01/28	359,887	367,967
3.000%, 11/01/28	2,684,223	2,746,920
3.000%, 12/01/28	808,156	825,277
3.000%, 01/01/29	287,090	293,585
3.000%, 04/01/29	1,122,533	1,145,008
3.000%, 05/01/29	1,638,821	1,672,793
3.000%, 08/01/29	1,717,815	1,754,415
3.000%, 10/01/29	475,853	487,605
3.000%, 03/01/30	970,386	994,310
3.000%, 04/01/30	809,502	828,357
3.000%, 05/01/30	1,231,841	1,261,271
3.000%, 07/01/30	987,133	1,010,312
3.000%, 08/01/30	4,519,514	4,624,138
3.000%, 09/01/30	1,093,422	1,118,603
3.000%, 08/01/31	4,464,240	4,561,990
3.000%, 09/01/31	460,453	471,221
3.000%, 03/01/32	960,891	982,623
3.000%, TBA (a)	7,944,000	8,097,961
3.500%, 08/01/28	438,907	454,585
3.500%, 10/01/28	2,903,198	3,018,953
3.500%, 11/01/28	2,847,683	2,953,728
3.500%, 02/01/29	4,109,909	4,259,890
3.500%, 04/01/29	1,022,418	1,059,724
3.500%, 05/01/29	2,828,616	2,938,238
3.500%, 06/01/29	2,084,253	2,169,746
3.500%, 07/01/29	1,089,230	1,125,608
3.500%, 09/01/29	174,425	181,624

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
3.500%, 08/01/30	850,749	886,437
3.500%, 11/01/32	210,675	219,678
3.500%, 01/01/33	138,600	144,521
4.000%, 10/01/33	12,313,990	13,002,908
4.500%, 12/01/20	80,250	81,910
4.500%, 02/01/25	269,076	277,660
4.500%, 04/01/25	58,598	61,502
4.500%, 07/01/25	217,288	227,999
4.500%, 06/01/26	1,405,951	1,475,291
Fannie Mae 20 Yr. Pool
3.000%, 10/01/36	107,392	109,389
3.000%, 11/01/36	1,088,722	1,110,669
3.000%, 12/01/36	1,620,731	1,653,686
5.000%, 05/01/23	1,360	1,437
Fannie Mae 30 Yr. Pool
3.000%, 12/01/42	6,720,734	6,857,055
3.000%, 01/01/43	4,567,417	4,656,399
3.000%, 02/01/43	2,178,091	2,222,702
3.000%, 03/01/43	17,658,871	17,980,601
3.000%, 04/01/43	12,032,347	12,256,119
3.000%, 05/01/43	16,140,019	16,462,660
3.000%, 06/01/43	2,091,435	2,136,116
3.000%, 07/01/43	1,184,745	1,204,595
3.000%, 08/01/43	959,441	975,535
3.000%, 06/01/46	744,359	759,682
3.000%, 08/01/46	80,030	81,768
3.000%, 09/01/46	1,135,355	1,158,550
3.000%, 11/01/46	3,930,844	4,006,669
3.000%, 01/01/47	383,630	391,489
3.000%, 02/01/47	939,336	957,662
3.000%, 03/01/47	3,066,284	3,121,068
3.000%, TBA (a)	26,198,837	26,410,367
3.500%, 01/01/42	696,210	721,552
3.500%, 04/01/42	419,462	435,098
3.500%, 05/01/42	308,547	319,952
3.500%, 06/01/42	713,438	740,874
3.500%, 07/01/42	111,059	115,265
3.500%, 08/01/42	186,834	193,911
3.500%, 10/01/42	960,585	997,235
3.500%, 11/01/42	2,173,143	2,255,465
3.500%, 12/01/42	1,117,508	1,159,732
3.500%, 02/01/43	1,337,720	1,394,057
3.500%, 03/01/43	1,418,866	1,477,182
3.500%, 04/01/43	45,007	46,712
3.500%, 05/01/43	258,739	269,102
3.500%, 06/01/43	1,113,313	1,154,570
3.500%, 07/01/43	8,822,513	9,197,302
3.500%, 08/01/43	6,610,621	6,892,206
3.500%, 09/01/43	102,399	106,878
3.500%, 11/01/43	1,132,173	1,179,949
3.500%, 01/01/44	1,017,466	1,059,122
3.500%, 05/01/44	11,832,696	12,387,838
3.500%, 06/01/44	9,740,751	10,109,983
3.500%, 07/01/44	48,578	50,625
3.500%, 02/01/45	980,450	1,017,492

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 07/01/45	2,994,754	$3,109,797
3.500%, 10/01/45	1,500,858	1,555,782
3.500%, 11/01/45	3,155,096	3,293,431
3.500%, 12/01/45	757,053	790,833
3.500%, 03/01/46	1,081,103	1,119,994
3.500%, 04/01/46	1,622,018	1,676,246
3.500%, 05/01/46	677,744	702,124
3.500%, 06/01/46	3,020,786	3,129,911
3.500%, 08/01/46	1,435,318	1,486,752
3.500%, 09/01/46	1,513,397	1,575,123
3.500%, 11/01/46	2,784,865	2,905,819
3.500%, 12/01/46	3,305,932	3,442,734
3.500%, 01/01/47	7,164,807	7,487,444
3.500%, 02/01/47	559,916	583,876
3.500%, 05/01/47	1,924,779	2,004,335
3.500%, 06/01/47	1,161,231	1,208,082
3.500%, 07/01/47	816,851	850,840
3.500%, 09/01/47	824,471	857,806
3.500%, 10/01/47	250,065	260,458
3.500%, 11/01/47	1,406,890	1,466,820
3.500%, 12/01/47	9,474,779	9,846,216
3.500%, 01/01/48	6,188,204	6,428,946
4.000%, 08/01/33	1,003,631	1,036,837
4.000%, 06/01/39	820,290	864,693
4.000%, 12/01/39	73,880	77,868
4.000%, 07/01/40	972,967	1,025,515
4.000%, 08/01/40	1,767,430	1,863,580
4.000%, 10/01/40	4,808,780	5,070,345
4.000%, 11/01/40	311,676	328,635
4.000%, 12/01/40	1,633,341	1,722,148
4.000%, 04/01/41	155,709	164,182
4.000%, 09/01/41	3,966,408	4,182,152
4.000%, 10/01/41	289,983	305,765
4.000%, 12/01/41	1,107,478	1,183,291
4.000%, 01/01/42	1,089,303	1,148,585
4.000%, 02/01/42	2,779,885	2,931,180
4.000%, 05/01/42	1,087,541	1,153,385
4.000%, 06/01/42	549,787	579,439
4.000%, 07/01/42	3,939,817	4,203,803
4.000%, 08/01/42	302,046	318,485
4.000%, 09/01/42	732,311	772,145
4.000%, 12/01/42	2,105,616	2,237,955
4.000%, 01/01/43	905,975	955,168
4.000%, 03/01/43	187,391	198,268
4.000%, 10/01/43	673,639	710,217
4.000%, 11/01/43	3,088,919	3,300,610
4.000%, 01/01/44	2,334,827	2,494,829
4.000%, 02/01/44	2,244,069	2,395,719
4.000%, 05/01/44	3,284,863	3,509,831
4.000%, 07/01/44	214,823	224,695
4.000%, 08/01/44	738,732	789,327
4.000%, 12/01/44	2,045,391	2,174,172
4.000%, 01/01/45	345,643	367,714
4.000%, 02/01/45	1,057,558	1,121,560
4.000%, 03/01/45	891,346	937,332

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 04/01/45	861,990	917,838
4.000%, 05/01/45	817,021	867,843
4.000%, 10/01/45	5,543,282	5,899,224
4.000%, 11/01/45	2,034,464	2,169,330
4.000%, 12/01/45	4,230,778	4,490,257
4.000%, 01/01/46	4,442,871	4,666,662
4.000%, 02/01/46	1,482,573	1,570,404
4.000%, 06/01/46	3,463,045	3,625,574
4.000%, 11/01/46	257,632	275,276
4.000%, 01/01/47	375,921	401,625
4.000%, 03/01/47	6,486,432	6,847,831
4.000%, 08/01/47	959,496	1,010,361
4.000%, 03/01/48	2,483,955	2,652,659
4.000%, 04/01/48	1,548,004	1,652,104
4.000%, 08/01/48	9,875,121	10,378,550
4.000%, TBA (a)	31,157,000	32,194,552
4.500%, 08/01/39	1,191,579	1,279,019
4.500%, 11/01/39	369,807	398,127
4.500%, 01/01/40	37,491	40,336
4.500%, 04/01/40	83,237	89,506
4.500%, 05/01/40	217,093	233,148
4.500%, 06/01/40	205,102	220,271
4.500%, 07/01/40	409,968	440,290
4.500%, 08/01/40	2,788,505	2,994,515
4.500%, 11/01/40	769,411	825,991
4.500%, 07/01/41	236,611	254,114
4.500%, 08/01/41	32,668	34,128
4.500%, 09/01/41	818,625	879,183
4.500%, 10/01/41	173,580	186,688
4.500%, 01/01/42	162,246	174,189
4.500%, 06/01/42	81,795	85,575
4.500%, 08/01/42	964,894	1,036,188
4.500%, 09/01/42	2,522,035	2,708,279
4.500%, 09/01/43	1,044,180	1,117,059
4.500%, 10/01/43	1,294,224	1,379,642
4.500%, 11/01/43	2,816,831	3,071,833
4.500%, 12/01/43	1,434,157	1,530,743
4.500%, 01/01/44	1,594,756	1,706,562
4.500%, 06/01/44	5,649,002	6,075,144
4.500%, 07/01/45	1,607,078	1,736,803
4.500%, 09/01/45	694,888	754,272
4.500%, 11/01/45	2,608,591	2,807,990
4.500%, 12/01/45	1,129,370	1,208,001
4.500%, 07/01/46	3,972,122	4,330,130
4.500%, 09/01/46	589,449	642,731
4.500%, 09/01/47	82,476	86,930
4.500%, 10/01/47	569,997	609,752
4.500%, 11/01/47	4,495,905	4,801,585
4.500%, 12/01/47	66,511	70,387
4.500%, 01/01/48	3,914,627	4,181,225
4.500%, 02/01/48	121,389	127,785
4.500%, 03/01/48	221,698	234,024
4.500%, 04/01/48	1,330,573	1,448,662
4.500%, 05/01/48	29,319,124	31,518,909
4.500%, 07/01/48	254,046	271,293

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 08/01/48	3,372,544	$3,633,162
4.500%, 11/01/48	2,455,868	2,622,214
4.500%, 02/01/49	22,756,460	24,666,760
4.500%, 05/01/49	11,335,219	12,350,663
4.500%, TBA (a)	46,018,000	48,069,572
5.000%, 11/01/32	3,472	3,713
5.000%, 09/01/35	186,549	202,630
5.000%, 06/01/39	8,092,070	8,843,924
5.000%, 04/01/41	23,542	24,883
5.000%, 07/01/41	364,139	395,635
5.000%, 08/01/41	297,114	318,868
5.000%, 01/01/42	50,553	53,419
5.000%, TBA (a)	1,922,000	2,031,190
5.500%, 11/01/32	915,527	1,002,201
5.500%, 12/01/32	155,997	170,019
5.500%, 01/01/33	576,658	625,219
5.500%, 12/01/33	209,340	229,034
5.500%, 05/01/34	1,644,777	1,826,998
5.500%, 08/01/37	1,709,920	1,899,393
5.500%, 02/01/38	253,457	279,330
5.500%, 03/01/38	184,172	202,508
5.500%, 04/01/38	109,675	116,900
5.500%, 06/01/38	247,521	267,241
5.500%, 12/01/38	115,351	123,011
5.500%, 01/01/39	262,599	289,966
5.500%, 08/01/39	186,902	205,640
5.500%, 12/01/39	377,864	406,695
5.500%, 04/01/40	64,496	69,707
5.500%, 04/01/41	263,532	286,304
6.000%, 02/01/34	189,664	214,969
6.000%, 08/01/34	143,134	162,256
6.000%, 04/01/35	2,246,936	2,546,895
6.000%, 06/01/36	285,617	323,647
6.000%, 02/01/38	472,652	534,720
6.000%, 03/01/38	143,170	162,353
6.000%, 05/01/38	467,619	530,286
6.000%, 10/01/38	572,590	649,312
6.000%, 12/01/38	173,864	197,158
6.000%, 04/01/40	1,828,394	2,073,409
6.000%, 09/01/40	193,278	219,184
6.000%, 06/01/41	432,406	490,345
6.500%, 05/01/40	2,626,062	3,075,484
Fannie Mae Pool
4.000%, 01/01/41	399,841	422,819
Fannie Mae REMICS (CMO)
5.000%, 04/25/35	37,732	39,355
Freddie Mac 15 Yr. Gold Pool
2.500%, 04/01/27	106,799	107,755
2.500%, 10/01/28	382,321	385,748
2.500%, 08/01/29	851,996	858,919
2.500%, 12/01/29	239,362	241,182
2.500%, 05/01/30	976,773	984,638
2.500%, 07/01/30	651,044	656,249
2.500%, 08/01/30	2,262,955	2,281,173
2.500%, 09/01/30	2,462,559	2,482,372

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
2.500%, 04/01/31	1,744,062	1,758,090
3.000%, 01/01/30	690,746	706,046
3.000%, 04/01/30	3,685,324	3,771,108
3.000%, 05/01/30	615,387	630,948
3.000%, 06/01/30	26,014	26,636
3.000%, 07/01/30	1,374,247	1,406,358
3.000%, 08/01/30	445,461	455,983
Freddie Mac 30 Yr. Gold Pool
3.000%, 12/01/42	2,485,601	2,534,973
3.000%, 01/01/43	1,654,974	1,683,763
3.000%, 03/01/43	3,527,214	3,588,261
3.000%, 07/01/43	10,328,443	10,540,059
3.000%, 12/01/46	2,876,377	2,931,423
3.500%, 04/01/42	2,115,826	2,199,777
3.500%, 05/01/42	103,878	107,749
3.500%, 08/01/42	2,567,223	2,670,639
3.500%, 10/01/42	125,834	130,365
3.500%, 11/01/42	983,291	1,021,077
3.500%, 01/01/43	1,203,927	1,250,215
3.500%, 06/01/43	294,726	306,076
3.500%, 12/01/43	4,665,286	4,844,678
3.500%, 01/01/44	21,274,539	22,178,355
3.500%, 04/01/44	2,097,345	2,190,352
3.500%, 05/01/44	516,513	539,795
3.500%, 06/01/44	374,038	389,203
3.500%, 07/01/44	110,000	115,218
3.500%, 08/01/44	398,558	416,235
3.500%, 09/01/44	827,741	864,842
3.500%, 11/01/44	21,837	22,646
3.500%, 01/01/45	157,245	163,003
3.500%, 05/01/45	234,479	243,045
3.500%, 06/01/45	206,494	214,056
3.500%, 07/01/45	5,667	5,875
3.500%, 08/01/45	6,120,551	6,392,102
3.500%, 09/01/45	176,949	185,219
3.500%, 10/01/45	22,428	23,249
3.500%, 01/01/46	1,016,730	1,053,955
3.500%, 02/01/46	70,597	73,182
3.500%, 03/01/46	722,211	748,653
3.500%, 05/01/46	836,712	867,347
3.500%, 07/01/46	7,534,211	7,855,646
3.500%, 03/01/47	2,112,410	2,204,246
3.500%, 07/01/47	323,954	338,314
3.500%, 10/01/47	1,293,529	1,353,594
3.500%, 12/01/47	1,609,706	1,679,856
3.500%, 01/01/48	534,673	556,050
4.000%, 08/01/40	273,781	288,830
4.000%, 09/01/40	296,805	313,051
4.000%, 10/01/40	134,761	142,212
4.000%, 11/01/40	583,996	616,310
4.000%, 04/01/41	15,741	16,608
4.000%, 10/01/41	507,861	538,066
4.000%, 09/01/43	415,175	442,383
4.000%, 04/01/44	921,892	977,153
4.000%, 07/01/44	310,814	327,868

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 08/01/44	2,998,561	$3,194,938
4.000%, 02/01/45	271,323	284,383
4.000%, 09/01/45	1,175,338	1,231,915
4.000%, 10/01/45	1,710,541	1,802,506
4.000%, 12/01/45	11,121,691	11,637,928
4.000%, 08/01/47	2,145,173	2,285,439
4.500%, 02/01/39	1,060,738	1,138,199
4.500%, 08/01/39	949,188	1,019,581
4.500%, 12/01/39	238,226	256,013
4.500%, 07/01/40	74,879	80,469
4.500%, 05/01/41	1,482,217	1,592,880
4.500%, 05/01/42	1,384,517	1,487,529
4.500%, 10/01/43	789,963	842,420
4.500%, 12/01/43	1,695,851	1,824,470
4.500%, 04/01/47	2,864,775	3,046,380
4.500%, 05/01/47	1,089,323	1,171,978
4.500%, 07/01/47	2,639,663	2,826,179
4.500%, 07/01/48	3,984,477	4,285,171
4.500%, 08/01/48	9,986,548	10,739,864
4.500%, 02/01/49	4,865,209	5,231,993
4.500%, 04/01/49	2,568,792	2,744,156
5.000%, 10/01/41	595,396	646,827
5.000%, 11/01/41	4,946,493	5,337,645
5.500%, 02/01/35	135,285	150,342
5.500%, 09/01/39	162,649	176,805
5.500%, 01/01/40	93,505	99,817
5.500%, 07/01/40	25,020	26,700
5.500%, 06/01/41	2,012,170	2,215,519
Freddie Mac Gold Pool
3.000%, 09/01/27	532,477	542,996
3.000%, 07/01/28	274,804	280,220
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
0.983%, 06/25/27 (b) (c)	2,619,760	135,385
2.770%, 05/25/25	1,110,000	1,136,688
3.347%, 11/25/26 (b)	490,000	521,411
3.444%, 12/25/27	210,000	225,477
3.531%, 07/25/23 (b)	500,000	526,502
3.590%, 01/25/25 (b)	291,000	310,460
3.683%, 10/25/25 (b)	453,000	480,873
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
4.554%, 1M LIBOR + 2.150%, 12/25/30 (144A) (b)	409,231	408,250
6.854%, 1M LIBOR + 4.450%, 03/25/30 (b)	682,210	739,086
FREMF Mortgage Trust (CMO)
4.117%, 05/25/50 (144A) (b)	275,556	288,159
4.189%, 04/25/48 (144A) (b)	360,000	377,303
4.373%, 08/25/50 (144A) (b)	440,000	465,265
FRESB Mortgage Trust (CMO)
3.480%, 06/25/28 (b)	714,277	750,635
3.660%, 06/25/28 (b)	421,586	448,424
Ginnie Mae I 30 Yr. Pool
3.000%, 02/15/45	1,229,936	1,255,857
3.500%, 01/15/42	365,946	379,833
3.500%, 02/15/42	147,967	153,319
3.500%, 04/15/42	283,444	293,984

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
3.500%, 05/15/42	328,573	341,896
3.500%, 08/15/42	447,329	464,691
3.500%, 11/15/42	273,779	283,823
3.500%, 12/15/42	996,879	1,037,204
3.500%, 01/15/43	394,495	407,761
3.500%, 02/15/43	687,316	713,704
3.500%, 03/15/43	360,335	373,398
3.500%, 04/15/43	2,008,164	2,085,247
3.500%, 05/15/43	2,204,458	2,289,098
3.500%, 06/15/43	606,745	631,288
3.500%, 07/15/43	2,133,905	2,220,180
4.000%, 03/15/41	755,936	802,915
4.000%, 12/15/41	25,007	26,074
4.500%, 02/15/42	9,319,783	10,045,372
4.500%, 03/15/47	143,746	155,047
4.500%, 04/15/47	368,794	397,817
4.500%, 05/15/47	132,562	142,999
5.000%, 12/15/38	261,650	287,867
5.000%, 07/15/39	603,946	664,125
5.000%, 10/15/39	341,384	375,708
5.000%, 09/15/40	23,608	25,967
5.000%, 12/15/40	840,079	924,210
5.500%, 04/15/33	23,781	26,833
6.500%, 04/15/33	44,068	48,410
8.500%, 05/15/22	377	378
Ginnie Mae II 30 Yr. Pool
3.000%, 12/20/44	153,144	156,949
3.000%, 04/20/45	2,965,467	3,034,216
3.000%, 06/20/45	7,734,908	7,914,233
3.000%, 07/20/45	80,521	82,388
3.000%, 08/20/45	80,829	82,703
3.000%, 10/20/45	962,923	985,249
3.000%, 12/20/45	84,111	86,061
3.000%, 04/20/46	17,094,600	17,490,304
3.000%, 05/20/46	121,603	124,460
3.000%, 06/20/46	2,779,008	2,842,568
3.000%, 07/20/46	5,727,284	5,860,010
3.000%, 08/20/46	1,082,002	1,107,080
3.000%, 09/20/46	10,539,144	10,789,869
3.000%, 10/20/46	417,717	427,402
3.000%, 11/20/46	271,374	277,667
3.000%, 12/20/46	1,031,845	1,055,769
3.000%, TBA (a)	11,726,500	11,963,809
3.500%, 04/20/43	1,966,433	2,050,384
3.500%, 05/20/43	1,056,994	1,102,085
3.500%, 07/20/43	82,267	85,751
3.500%, 02/20/44	2,444,181	2,534,942
3.500%, 05/20/45	676,227	700,989
3.500%, 05/20/46	1,477,848	1,528,933
3.500%, 09/20/46	552,534	571,635
3.500%, 10/20/46	2,179,095	2,253,765
3.500%, TBA (a)	78,379,496	80,902,381
4.000%, 04/20/39	44,205	46,821
4.000%, 07/20/39	322,552	341,585
4.000%, 09/20/40	88,668	93,901

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 10/20/40	994,760	$1,053,554
4.000%, 11/20/40	555,093	587,879
4.000%, 12/20/40	2,082,010	2,204,955
4.000%, 01/20/41	1,827,161	1,935,072
4.000%, 02/20/41	32,175	34,074
4.000%, 07/20/43	173,215	183,312
4.000%, 08/20/44	708,945	747,368
4.000%, 10/20/46	153,361	160,638
4.000%, TBA (a)	53,208,500	55,156,014
4.500%, 12/20/39	73,432	78,338
4.500%, 01/20/40	91,839	97,980
4.500%, 02/20/40	72,088	76,909
4.500%, 05/20/40	4,866	5,191
4.500%, 07/20/48	9,877,211	10,319,178
4.500%, 09/20/48	910,354	961,017
4.500%, TBA (a)	13,573,500	14,147,988
5.000%, 10/20/33	757,048	820,993
5.000%, 10/20/39	258,206	283,433
5.000%, 07/20/42	320,436	352,339
5.000%, TBA (a)	8,793,000	9,191,209
Government National Mortgage Association (CMO)
0.562%, 06/16/53 (b) (c)	1,275,649	29,956
0.689%, 02/16/50 (b) (c)	1,751,045	79,227
0.726%, 03/16/55 (b) (c)	3,442,067	174,409
0.737%, 11/16/53 (b) (c)	1,038,906	35,099
0.794%, 09/16/51 (b) (c)	16,936,427	901,125
0.825%, 08/16/41 (c)	3,013,590	42,260
0.877%, 04/16/57 (b) (c)	3,712,893	234,979
0.890%, 09/16/55 (b) (c)	2,137,924	142,138
0.926%, 08/15/58 (b) (c)	3,573,480	266,730
0.952%, 09/16/56 (b) (c)	1,349,264	100,965
0.964%, 02/16/58 (b) (c)	5,254,932	378,936
0.997%, 09/16/58 (b) (c)	1,982,020	161,854
1.000%, 02/16/39 (c)	2,104,044	12,522
1.002%, 08/16/58 (b) (c)	3,765,437	285,835
1.032%, 05/16/58 (b) (c)	2,566,101	196,245
1.062%, 12/16/57 (b) (c)	3,694,761	295,428
1.123%, 04/16/58 (b) (c)	1,531,067	119,090
2.000%, 03/16/35	194,090	183,099
2.250%, 12/16/38	305,022	294,340

		1,112,600,788

U.S. Treasury—11.6%
U.S. Treasury Bonds 2.875%, 05/15/43	5,710,000	6,101,447
2.875%, 11/15/46	5,480,000	5,856,964
3.000%, 02/15/48	5,480,000	5,994,392
3.000%, 02/15/49 (d)	7,130,000	7,819,605
3.125%, 02/15/43	5,710,000	6,361,520
3.625%, 08/15/43 (d)	5,710,000	6,886,572
3.750%, 11/15/43 (d)	5,710,000	7,023,077
4.250%, 05/15/39	1,490,000	1,947,477
4.375%, 11/15/39	1,490,000	1,979,314
4.500%, 08/15/39	1,490,000	2,010,918
U.S. Treasury Inflation Indexed Notes
0.500%, 04/15/24 (e)	107,306,354	108,645,876

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.125%, 07/31/21	24,690,000	24,364,979
1.500%, 01/31/22	21,940,000	21,811,445
1.500%, 08/15/26 (d)	15,910,000	15,494,848
1.750%, 04/30/22	20,860,000	20,871,408
2.000%, 07/31/20	21,940,000	21,953,712
2.000%, 05/31/24	10,980,000	11,103,525
2.000%, 02/15/25	13,710,000	13,842,816
2.125%, 12/31/22	10,980,000	11,126,257
2.125%, 03/31/24	11,100,000	11,279,941
2.125%, 07/31/24	10,980,000	11,160,570
2.125%, 05/15/25	12,080,000	12,277,244
2.250%, 03/31/21	15,830,000	15,949,962
2.250%, 08/15/27	10,980,000	11,238,630
2.500%, 12/31/20	16,460,000	16,616,884
2.625%, 02/15/29	3,300,000	3,478,020
2.750%, 05/31/23	10,980,000	11,395,610
2.875%, 08/15/28	3,300,000	3,544,406
3.125%, 11/15/28	3,300,000	3,617,625

		401,755,044

Total U.S. Treasury & Government Agencies (Cost $1,493,963,233)		1,514,355,832

Corporate Bonds & Notes—34.4%

Advertising—0.0%
ACE03 MH1 B2
Zero Coupon, 08/15/30	614,343	471,508

Aerospace/Defense—1.5%
Airbus SE
3.950%, 04/10/47 (144A)	1,005,000	1,087,208
BAE Systems Holdings, Inc.
2.850%, 12/15/20 (144A)	319,000	320,184
3.850%, 12/15/25 (144A)	1,765,000	1,843,898
4.750%, 10/07/44 (144A)	132,000	146,230
Boeing Co. (The)
2.800%, 03/01/27	6,000	6,033
3.375%, 06/15/46	237,000	226,365
3.500%, 03/01/39	295,000	294,415
3.600%, 05/01/34	605,000	631,089
3.825%, 03/01/59	220,000	222,727
General Dynamics Corp.
3.750%, 05/15/28	1,015,000	1,110,443
Harris Corp.
2.700%, 04/27/20	706,000	706,697
3.832%, 04/27/25	2,000	2,103
4.400%, 06/15/28	2,713,000	2,962,976
5.054%, 04/27/45	995,000	1,165,552
L3 Technologies, Inc.
3.850%, 06/15/23 (f)	3,810,000	3,973,871
3.850%, 12/15/26	2,155,000	2,254,850
4.400%, 06/15/28	340,000	371,140
Lockheed Martin Corp. 2.900%, 03/01/25	336,000	345,473

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Lockheed Martin Corp.
3.550%, 01/15/26	794,000	$843,752
3.600%, 03/01/35	5,351,000	5,579,610
3.800%, 03/01/45	330,000	351,544
4.070%, 12/15/42	1,720,000	1,903,551
Northrop Grumman Corp. 2.930%, 01/15/25	3,065,000	3,125,301
3.250%, 01/15/28	3,027,000	3,105,811
3.850%, 04/15/45	690,000	710,261
4.030%, 10/15/47	1,065,000	1,133,169
4.750%, 06/01/43	247,000	286,155
Raytheon Co. 4.200%, 12/15/44	415,000	455,495
4.700%, 12/15/41	487,000	567,051
7.000%, 11/01/28	1,810,000	2,357,287
7.200%, 08/15/27	620,000	811,251
United Technologies Corp. 1.950%, 11/01/21	3,825,000	3,792,953
4.125%, 11/16/28	2,962,000	3,252,450
4.500%, 06/01/42	2,315,000	2,613,664
5.400%, 05/01/35	315,000	380,664
5.700%, 04/15/40	283,000	358,653
6.125%, 07/15/38	986,000	1,306,540

		50,606,416

Agriculture—0.5%
Altria Group, Inc. 4.000%, 01/31/24	2,440,000	2,555,866
4.400%, 02/14/26	220,000	235,172
4.800%, 02/14/29	1,160,000	1,251,169
5.375%, 01/31/44	1,940,000	2,078,449
5.800%, 02/14/39	1,010,000	1,133,912
6.200%, 02/14/59	170,000	193,533
BAT International Finance plc 3.950%, 06/15/25 (144A)	2,265,000	2,343,120
Philip Morris International, Inc. 2.500%, 08/22/22	537,000	538,879
2.875%, 05/01/24	730,000	740,743
4.500%, 03/20/42	235,000	252,808
Reynolds American, Inc. 4.450%, 06/12/25	5,615,000	5,950,925
5.850%, 08/15/45	203,000	218,672

		17,493,248

Airlines—0.8%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	588,538	592,702
3.700%, 01/15/26 (144A)	9,511	9,477
5.000%, 12/15/23 (144A)	388,799	405,867
American Airlines Group, Inc. 4.625%, 03/01/20 (144A)	2,214,000	2,227,837
American Airlines Pass-Through Trust 3.000%, 10/15/28	1,200,157	1,196,783
3.200%, 06/15/28	482,350	486,064
3.350%, 10/15/29	532,529	537,848

Airlines—(Continued)
American Airlines Pass-Through Trust
3.600%, 09/22/27	277,967	287,028
3.650%, 02/15/29	362,700	375,698
3.700%, 05/01/23	217,345	218,475
3.700%, 10/15/25	453,941	452,006
3.750%, 10/15/25	23,420	23,574
4.375%, 10/01/22	19,430	19,835
4.400%, 09/22/23	1,831,698	1,881,520
4.950%, 02/15/25	391,158	409,008
5.250%, 01/15/24	1,108,412	1,168,210
Azul Investments LLP 5.875%, 10/26/24 (144A)	200,000	197,000
Delta Air Lines Pass-Through Trust 3.204%, 10/25/25	1,255,000	1,299,108
Delta Air Lines, Inc. 2.600%, 12/04/20	185,000	184,802
2.875%, 03/13/20	8,220,000	8,229,741
3.400%, 04/19/21	265,000	268,921
Gol Finance, Inc. 7.000%, 01/31/25 (144A) (f)	856,000	834,600
Latam Finance, Ltd. 7.000%, 03/01/26 (144A)	561,000	585,684
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	1,021,272	930,992
U.S. Airways Pass-Through Trust 5.375%, 11/15/21	156,551	163,022
6.750%, 06/03/21	41,901	44,452
United Airlines Pass-Through Trust 2.875%, 10/07/28	490,737	485,928
3.100%, 07/07/28	80,114	80,438
3.450%, 12/01/27	196,637	201,710
3.500%, 03/01/30	265,300	270,954
3.650%, 10/07/25	74,080	74,289
3.650%, 01/07/26	90,521	90,544
4.150%, 08/25/31	765,000	820,382
4.600%, 03/01/26	575,073	596,443
4.625%, 09/03/22	135,180	139,114
4.750%, 04/11/22	294,473	303,337

		26,093,393

Auto Manufacturers—1.0%
Daimler Finance North America LLC 3.100%, 05/04/20 (144A)	3,130,000	3,146,514
3.350%, 05/04/21 (144A)	1,270,000	1,287,566
Ford Motor Credit Co. LLC 2.979%, 08/03/22	2,125,000	2,101,718
3.096%, 05/04/23	1,930,000	1,901,028
3.157%, 08/04/20	500,000	501,793
3.200%, 01/15/21	1,026,000	1,028,950
3.219%, 01/09/22	4,520,000	4,524,398
3.336%, 03/18/21	205,000	205,874
5.750%, 02/01/21 (f)	2,714,000	2,825,325
General Motors Co. 5.400%, 04/01/48	220,000	214,336
6.250%, 10/02/43	620,000	659,399
6.600%, 04/01/36	665,000	736,158

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 3.150%, 06/30/22	660,000	$664,013
4.000%, 01/15/25	2,576,000	2,614,717
4.000%, 10/06/26	390,000	393,261
Hyundai Capital America 2.550%, 04/03/20 (144A)	8,645,000	8,629,919
3.950%, 02/01/22 (144A)	965,000	990,276
Hyundai Capital Services, Inc. 3.000%, 08/29/22 (144A)	1,220,000	1,222,369
Toyota Motor Credit Corp. 3.050%, 01/11/28	762,000	785,732
3.650%, 01/08/29	420,000	453,771

		34,887,117

Auto Parts & Equipment—0.0%
Aptiv plc 4.250%, 01/15/26	364,000	382,676

Banks—9.5%
Australia & New Zealand Banking Group, Ltd. 2.550%, 11/23/21	269,000	270,813
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (g) (i)	200,000	50,032
Banco Mercantil del Norte S.A. 6.875%, 5Y H15 + 5.035%, 07/06/22 (144A) (b)	251,000	254,439
7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (b)	251,000	256,648
Banco Santander S.A. 2.706%, 06/27/24	1,400,000	1,403,080
3.306%, 06/27/29	800,000	804,910
3.848%, 04/12/23	2,000,000	2,075,416
Bank of America Corp. 2.328%, 3M LIBOR + 0.630%, 10/01/21 (b)	10,082,000	10,068,014
2.625%, 10/19/20	1,475,000	1,480,530
2.816%, 3M LIBOR + 0.930%, 07/21/23 (b)	2,045,000	2,064,706
3.124%, 3M LIBOR + 1.160%, 01/20/23 (b)	39,000	39,612
3.300%, 01/11/23	640,000	659,751
3.366%, 3M LIBOR + 0.810%, 01/23/26 (b)	73,000	75,287
3.419%, 3M LIBOR + 1.040%, 12/20/28 (b)	7,845,000	8,078,567
3.458%, 3M LIBOR + 0.970%, 03/15/25 (b)	1,688,000	1,751,167
3.499%, 3M LIBOR + 0.630%, 05/17/22 (b)	2,359,000	2,405,618
3.500%, 04/19/26	445,000	465,814
3.705%, 3M LIBOR + 1.512%, 04/24/28 (b)	5,855,000	6,149,168
3.824%, 3M LIBOR + 1.575%, 01/20/28 (b)	3,790,000	4,010,474
3.950%, 04/21/25	172,000	180,254
3.970%, 3M LIBOR + 1.070%, 03/05/29 (b)	263,000	281,143
3.974%, 3M LIBOR + 1.210%, 02/07/30 (b)	480,000	514,069
4.183%, 11/25/27	315,000	334,156
4.200%, 08/26/24	758,000	805,876
4.450%, 03/03/26	3,022,000	3,258,441
5.875%, 3M LIBOR + 2.931%, 03/15/28 (b) (f)	3,550,000	3,705,490
Bank of Montreal 1.900%, 08/27/21	57,000	56,628
2.900%, 03/26/22	379,000	384,970
3.100%, 04/13/21 (f)	118,000	119,789

Banks—(Continued)
Bank of New York Mellon Corp. (The) 2.500%, 04/15/21	104,000	104,546
2.800%, 05/04/26	285,000	287,687
3.442%, 3M LIBOR + 1.069%, 02/07/28 (b)	1,339,000	1,393,649
3.500%, 04/28/23	270,000	281,476
4.625%, 3M LIBOR + 3.131%, 09/20/26 (b)	1,770,000	1,762,407
4.950%, 3M LIBOR + 3.420%, 06/20/20 (b)	830,000	839,993
Barclays plc 4.950%, 01/10/47	1,061,000	1,117,315
4.972%, 3M LIBOR + 1.902%, 05/16/29 (b)	2,460,000	2,622,574
BNP Paribas S.A. 3.500%, 03/01/23 (144A)	4,050,000	4,164,562
4.705%, 3M LIBOR + 2.235%, 01/10/25 (144A) (b)	965,000	1,037,054
7.000%, 5Y USD ICE Swap + 3.980%, 08/16/28 (144A) (b)	1,635,000	1,745,363
7.375%, 5Y USD Swap + 5.150%, 08/19/25 (144A) (b)	2,175,000	2,416,969
7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (b)	2,645,000	2,800,394
Capital One Financial Corp. 4.750%, 07/15/21	142,000	148,397
Citibank N.A. 3.400%, 07/23/21	3,390,000	3,461,192
3.650%, 01/23/24	6,845,000	7,191,862
Citigroup, Inc. 2.500%, 07/29/19	3,634,000	3,634,369
2.900%, 12/08/21	485,000	489,869
3.352%, 3M LIBOR + 0.897%, 04/24/25 (b)	134,000	138,355
3.668%, 3M LIBOR + 1.390%, 07/24/28 (b)	4,270,000	4,454,219
3.887%, 3M LIBOR + 1.563%, 01/10/28 (b)	3,870,000	4,092,609
4.400%, 06/10/25	1,530,000	1,632,832
4.450%, 09/29/27	1,425,000	1,535,601
Citizens Bank N.A. 2.250%, 03/02/20	6,026,000	6,020,463
Credit Agricole S.A. 8.125%, 5Y USD ICE Swap + 6.185%, 12/23/25 (144A) (b)	2,550,000	2,949,034
Credit Suisse Group AG 2.997%, 3M LIBOR + 1.200%, 12/14/23 (144A) (b)	3,250,000	3,276,357
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (b)	2,265,000	2,378,286
7.250%, 5Y USD ICE Swap + 4.332%, 09/12/25 (144A) (b)	3,000,000	3,225,000
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (b)	3,000,000	3,220,710
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	1,223,000	1,267,419
Danske Bank A/S 5.000%, 01/12/22 (144A)	2,490,000	2,603,902
5.375%, 01/12/24 (144A)	2,330,000	2,517,330
Deutsche Bank AG 2.700%, 07/13/20	3,595,000	3,579,560
2.950%, 08/20/20	325,000	322,607
4.250%, 10/14/21	1,010,000	1,023,264
Fifth Third Bancorp 3.650%, 01/25/24	610,000	640,957

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	4,120,000	$4,112,174
2.550%, 10/23/19	4,660,000	4,661,686
2.750%, 09/15/20	1,326,000	1,331,181
2.905%, 3M LIBOR + 0.990%, 07/24/23 (b)	24,000	24,223
3.688%, 3M LIBOR + 1.170%, 05/15/26 (b)	1,310,000	1,291,667
3.691%, 3M LIBOR + 1.510%, 06/05/28 (b)	4,245,000	4,383,953
3.850%, 01/26/27	2,575,000	2,691,578
4.017%, 3M LIBOR + 1.373%, 10/31/38 (b)	995,000	1,024,277
4.223%, 3M LIBOR + 1.301%, 05/01/29 (b)	525,000	562,726
5.250%, 07/27/21	8,000	8,449
HSBC Holdings plc 3.950%, 3M LIBOR + 0.987%, 05/18/24 (b)	745,000	779,143
3.973%, 3M LIBOR + 1.610%, 05/22/30 (b)	220,000	229,536
4.041%, 3M LIBOR + 1.546%, 03/13/28 (b)	3,080,000	3,234,030
5.100%, 04/05/21	1,600,000	1,671,692
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (b)	3,575,000	3,655,437
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (b)	290,000	304,001
HSBC USA, Inc. 2.350%, 03/05/20	4,175,000	4,175,047
ING Groep NV 3.550%, 04/09/24	1,435,000	1,483,723
4.100%, 10/02/23	4,065,000	4,292,392
Itau Unibanco Holding S.A. 6.125%, 5Y H15 + 3.981%, 12/12/22 (144A) (b)	400,000	407,300
6.500%, 5Y H15 + 3.863%, 03/19/23 (144A) (b)	200,000	204,960
JPMorgan Chase & Co. 2.550%, 03/01/21	1,969,000	1,972,825
2.700%, 05/18/23	837,000	845,262
2.972%, 01/15/23	3,474,000	3,520,559
3.207%, 3M LIBOR + 0.695%, 04/01/23 (b)	5,300,000	5,406,435
3.220%, 3M LIBOR + 1.155%, 03/01/25 (b)	12,000	12,340
3.250%, 09/23/22	23,000	23,620
3.509%, 3M LIBOR + 0.945%, 01/23/29 (b)	49,000	51,007
3.514%, 3M LIBOR + 0.610%, 06/18/22 (b)	1,280,000	1,307,678
3.540%, 3M LIBOR + 1.380%, 05/01/28 (b)	5,990,000	6,232,241
3.559%, 1M LIBOR + 0.730%, 04/23/24 (b)	735,000	761,736
3.702%, 3M LIBOR + 1.160%, 05/06/30 (b)	935,000	985,424
3.782%, 3M LIBOR + 1.337%, 02/01/28 (b)	7,660,000	8,116,989
3.797%, 3M LIBOR + 0.890%, 07/23/24 (b)	3,998,000	4,192,845
3.882%, 3M LIBOR + 1.360%, 07/24/38 (b)	588,000	615,786
4.023%, 3M LIBOR + 1.000%, 12/05/24 (b)	4,622,000	4,907,955
4.125%, 12/15/26	435,000	465,383
4.203%, 3M LIBOR + 1.260%, 07/23/29 (b)	2,210,000	2,415,148
4.452%, 3M LIBOR + 1.330%, 12/05/29 (b)	36,000	40,038
4.625%, 05/10/21	1,731,000	1,801,609
KeyBank N.A. 3.350%, 06/15/21	440,000	448,900
KeyCorp 4.150%, 10/29/25	356,000	385,441
Lloyds Banking Group plc 3.750%, 01/11/27	1,715,000	1,746,991
4.450%, 05/08/25	235,000	250,056
Mitsubishi UFJ Financial Group, Inc. 2.665%, 07/25/22	60,000	60,330

Banks—(Continued)
Mitsubishi UFJ Financial Group, Inc.
2.998%, 02/22/22	256,000	259,932
3.287%, 07/25/27	278,000	287,041
3.455%, 03/02/23	8,320,000	8,550,607
3.535%, 07/26/21	265,000	270,882
3.850%, 03/01/26	375,000	397,813
4.050%, 09/11/28	340,000	372,664
Mizuho Financial Group, Inc. 2.273%, 09/13/21	942,000	938,665
2.632%, 04/12/21 (144A)	1,805,000	1,810,189
2.953%, 02/28/22	7,655,000	7,740,506
Morgan Stanley 2.750%, 05/19/22	4,417,000	4,462,850
3.591%, 3M LIBOR + 1.340%, 07/22/28 (b)	5,530,000	5,755,519
3.625%, 01/20/27	6,130,000	6,438,650
3.772%, 3M LIBOR + 1.140%, 01/24/29 (b) (f)	3,093,000	3,258,709
6.250%, 08/09/26	1,661,000	1,992,396
Nordea Bank Abp 2.125%, 05/29/20 (144A)	2,810,000	2,803,860
6.625%, 5Y H15 + 4.110%, 03/26/26 (144A) (b)	1,930,000	2,036,150
Royal Bank of Scotland Group plc 3.498%, 3M LIBOR + 1.480%, 05/15/23 (b)	1,370,000	1,384,802
4.445%, 3M LIBOR + 1.871%, 05/08/30 (b)	240,000	248,953
4.892%, 3M LIBOR + 1.754%, 05/18/29 (b)	310,000	330,880
5.076%, 3M LIBOR + 1.905%, 01/27/30 (b)	315,000	341,472
Santander UK Group Holdings plc 2.875%, 08/05/21	1,905,000	1,906,086
Santander UK plc 5.000%, 11/07/23 (144A)	3,760,000	3,965,474
Standard Chartered plc 4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (b)	4,865,000	5,019,320
State Street Corp. 2.650%, 05/19/26	1,071,000	1,073,141
5.250%, 3M LIBOR + 3.597%, 09/15/20 (b)	840,000	861,664
5.625%, 3M LIBOR + 2.539%, 12/15/23 (b)	2,815,000	2,852,186
Sumitomo Mitsui Trust Bank, Ltd. 1.950%, 09/19/19 (144A)	5,465,000	5,458,825
SunTrust Bank 2.800%, 05/17/22	1,100,000	1,113,867
Svenska Handelsbanken AB 1.875%, 09/07/21	1,200,000	1,190,328
3.350%, 05/24/21	530,000	539,721
Toronto-Dominion Bank (The) 3.500%, 07/19/23	1,020,000	1,069,664
U.S. Bancorp 2.950%, 07/15/22	1,400,000	1,427,873
U.S. Bank N.A. 3.104%, 3M LIBOR + 0.290%, 05/21/21 (b)	1,050,000	1,057,269
UBS Group Funding Switzerland AG 2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (b)	3,575,000	3,607,582
2.950%, 09/24/20 (144A)	675,000	679,369
4.125%, 09/24/25 (144A)	2,330,000	2,485,261
7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (b)	3,070,000	3,258,038
Wells Fargo & Co. 2.100%, 07/26/21	200,000	198,974

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Wells Fargo & Co.
2.500%, 03/04/21	4,185,000	$4,193,135
2.600%, 07/22/20	785,000	787,538
2.625%, 07/22/22 (f)	2,744,000	2,764,863
3.000%, 04/22/26	770,000	778,632
3.500%, 03/08/22	747,000	768,347
3.550%, 09/29/25	147,000	153,374
3.584%, 3M LIBOR + 1.310%, 05/22/28 (b)	3,197,000	3,339,415
3.750%, 01/24/24	6,024,000	6,330,914
Wells Fargo Bank N.A. 3.325%, 3M LIBOR + 0.490%, 07/23/21 (b)	350,000	353,292
3.550%, 08/14/23	2,165,000	2,258,440

		328,653,950

Beverages—0.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	6,620,000	7,279,792
4.900%, 02/01/46	1,587,000	1,763,896
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 01/23/29	5,560,000	6,298,167
Keurig Dr Pepper, Inc. 3.551%, 05/25/21	840,000	857,714
4.057%, 05/25/23	1,227,000	1,287,694
PepsiCo, Inc. 3.450%, 10/06/46	815,000	836,960
4.000%, 05/02/47 (f)	925,000	1,039,596

		19,363,819

Biotechnology—0.4%
Amgen, Inc. 4.400%, 05/01/45	2,213,000	2,353,095
Baxalta, Inc. 5.250%, 06/23/45	268,000	321,997
Celgene Corp. 2.750%, 02/15/23	1,543,000	1,556,130
3.250%, 08/15/22	1,160,000	1,192,107
3.250%, 02/20/23	1,910,000	1,956,953
3.550%, 08/15/22	1,130,000	1,169,548
3.625%, 05/15/24	14,000	14,692
3.950%, 10/15/20	240,000	244,620
Gilead Sciences, Inc. 3.500%, 02/01/25	2,205,000	2,312,149
4.000%, 09/01/36	516,000	543,418
4.600%, 09/01/35	1,040,000	1,169,923
4.800%, 04/01/44	239,000	272,059
University of Texas System 3.672%, 04/01/49	1,512,000	1,554,508

		14,661,199

Building Materials—0.0%
Cemex S.A.B. de C.V. 3.720%, 03/15/20	141,000	140,569
Johnson Controls International plc 4.625%, 07/02/44	455,000	466,586

Building Materials—(Continued)
Johnson Controls International plc
5.125%, 09/14/45	47,000	51,285

		658,440

Chemicals—0.5%
Air Liquide Finance S.A. 2.500%, 09/27/26 (144A)	291,000	286,144
Braskem Netherlands Finance B.V. 4.500%, 01/10/28 (144A)	466,000	471,359
Cydsa S.A.B. de C.V. 6.250%, 10/04/27 (144A)	840,000	838,748
Dow Chemical Co. (The) 3.000%, 11/15/22	79,000	80,059
3.150%, 05/15/24 (144A) (f)	840,000	856,303
3.625%, 05/15/26 (144A)	810,000	839,453
4.375%, 11/15/42	1,509,000	1,524,676
4.550%, 11/30/25 (144A)	230,000	250,393
9.000%, 04/01/21	1,125,000	1,248,180
DuPont de Nemours, Inc. 4.493%, 11/15/25	4,562,000	5,045,166
5.419%, 11/15/48	3,060,000	3,720,154
SABIC Capital II B.V. 4.000%, 10/10/23 (144A)	527,000	547,421
Sherwin-Williams Co. (The) 4.000%, 12/15/42	240,000	232,505
4.500%, 06/01/47	330,000	351,576
Sociedad Quimica y Minera de Chile S.A. 4.250%, 05/07/29 (144A)	429,000	451,737

		16,743,874

Commercial Services—0.3%
Adani Ports & Special Economic Zone, Ltd. 4.375%, 07/03/29 (144A)	272,000	275,740
George Washington University (The) 4.126%, 09/15/48	986,000	1,105,885
RELX Capital, Inc. 3.500%, 03/16/23	2,215,000	2,286,612
4.000%, 03/18/29	1,430,000	1,510,170
Total System Services, Inc. 3.750%, 06/01/23	595,000	613,922
3.800%, 04/01/21	550,000	560,045
4.800%, 04/01/26	2,510,000	2,756,855
University of Notre Dame du Lac 3.394%, 02/15/48	800,000	820,665
University of Southern California 3.028%, 10/01/39	115,000	112,803
Wesleyan University 4.781%, 07/01/2116	536,000	602,822

		10,645,519

Computers—0.5%
Apple, Inc. 2.700%, 05/13/22 (f)	331,000	336,997
3.000%, 02/09/24	1,525,000	1,575,857
3.450%, 02/09/45	408,000	406,480

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
Apple, Inc.
3.850%, 05/04/43	5,276,000	$5,598,839
4.375%, 05/13/45	295,000	335,838
Dell International LLC / EMC Corp. 4.420%, 06/15/21 (144A)	1,055,000	1,086,496
4.900%, 10/01/26 (144A)	210,000	218,971
IBM Credit LLC 3.450%, 11/30/20	1,370,000	1,392,483
International Business Machines Corp. 2.900%, 11/01/21	592,000	600,637
3.000%, 05/15/24	430,000	441,628
3.300%, 05/15/26	4,465,000	4,622,987
3.625%, 02/12/24	500,000	525,720
4.150%, 05/15/39 (f)	485,000	516,882
4.700%, 02/19/46	115,000	131,440

		17,791,255

Diversified Financial Services—0.8%
American Express Co. 2.500%, 08/01/22	1,288,000	1,295,720
3.125%, 05/20/26	2,100,000	2,155,221
3.700%, 08/03/23	1,295,000	1,358,832
4.200%, 11/06/25	905,000	987,837
American Express Credit Corp. 2.250%, 08/15/19	1,959,000	1,958,557
2.250%, 05/05/21	242,000	242,010
Capital One Financial Corp. 3.450%, 04/30/21	510,000	519,133
3.750%, 03/09/27	680,000	701,666
3.900%, 01/29/24	3,482,000	3,655,844
Charles Schwab Corp. (The) 3.200%, 03/02/27	800,000	823,633
CME Group, Inc. 3.000%, 09/15/22	16,000	16,420
3.750%, 06/15/28	85,000	92,580
Credito Real S.A.B. de C.V. 9.125%, 5Y H15 + 7.026%, 11/29/22 (144A) (b)	200,000	202,152
Credivalores-Crediservicios SAS 9.750%, 07/27/22 (144A)	655,000	644,527
Discover Financial Services 4.100%, 02/09/27	383,000	398,792
GE Capital International Funding Co. 4.418%, 11/15/35	1,915,000	1,888,496
Intercontinental Exchange, Inc. 3.100%, 09/15/27	500,000	509,745
3.750%, 12/01/25	580,000	619,489
3.750%, 09/21/28	1,350,000	1,454,456
4.250%, 09/21/48	255,000	284,047
Mastercard, Inc. 2.950%, 11/21/26	495,000	510,120
2.950%, 06/01/29	1,955,000	2,017,464
3.650%, 06/01/49	350,000	370,905
Synchrony Financial 2.700%, 02/03/20	1,079,000	1,079,067
4.375%, 03/19/24	440,000	460,534

Diversified Financial Services—(Continued)
Tarjeta Naranja S.A. 51.583%, BADLAR + 3.500%, 04/11/22 (144A) (b)	1,016,000	325,120
Unifin Financiera S.A.B. de C.V. 8.875%, 5Y H15 + 6.308%, 01/29/25 (144A) (b)	529,000	485,363
Visa, Inc. 4.150%, 12/14/35	876,000	1,007,284
4.300%, 12/14/45	525,000	620,594

		26,685,608

Electric—2.5%
AEP Texas, Inc. 3.950%, 06/01/28	2,490,000	2,660,135
AEP Transmission Co. LLC 4.250%, 09/15/48	1,165,000	1,276,842
AES Panama SRL 6.000%, 06/25/22 (144A)	213,000	219,124
Alabama Power Co. 3.750%, 03/01/45	1,220,000	1,251,969
4.150%, 08/15/44	240,000	258,604
4.300%, 07/15/48 (f)	1,215,000	1,360,499
Alliant Energy Finance LLC 3.750%, 06/15/23 (144A)	525,000	545,020
Ameren Illinois Co. 3.800%, 05/15/28	800,000	857,473
Baltimore Gas & Electric Co. 3.500%, 08/15/46	990,000	980,884
3.750%, 08/15/47	715,000	729,392
4.250%, 09/15/48	580,000	642,244
Berkshire Hathaway Energy Co. 5.950%, 05/15/37	54,000	70,293
6.125%, 04/01/36	106,000	141,722
Black Hills Corp. 3.950%, 01/15/26	525,000	547,359
CenterPoint Energy Houston Electric LLC 3.550%, 08/01/42	135,000	135,182
3.950%, 03/01/48	410,000	441,298
Commonwealth Edison Co. 2.950%, 08/15/27	330,000	334,483
Consumers Energy Co. 3.375%, 08/15/23	12,000	12,460
3.750%, 02/15/50	785,000	826,266
3.800%, 11/15/28	152,000	165,991
3.950%, 07/15/47	175,000	189,046
4.050%, 05/15/48	390,000	429,582
Dayton Power & Light Co. 3.950%, 06/15/49 (144A)	1,020,000	1,051,191
DTE Electric Co. 4.050%, 05/15/48	1,538,000	1,704,355
DTE Energy Co. 3.700%, 08/01/23	820,000	854,450
Duke Energy Carolinas LLC 3.050%, 03/15/23	255,000	262,484
3.700%, 12/01/47	1,035,000	1,055,807
3.875%, 03/15/46	245,000	257,153
3.950%, 11/15/28	1,320,000	1,436,201
3.950%, 03/15/48	474,000	499,430

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Duke Energy Carolinas LLC
4.000%, 09/30/42	175,000	$187,694
5.300%, 02/15/40	425,000	529,133
Duke Energy Florida LLC 3.400%, 10/01/46	570,000	555,824
3.800%, 07/15/28	815,000	877,654
6.400%, 06/15/38	755,000	1,056,452
Duke Energy Ohio, Inc. 3.650%, 02/01/29	2,450,000	2,639,137
Duke Energy Progress LLC 3.000%, 09/15/21	480,000	487,861
3.250%, 08/15/25	1,145,000	1,189,078
3.700%, 09/01/28	2,540,000	2,717,806
4.100%, 05/15/42	910,000	974,557
4.100%, 03/15/43	390,000	418,371
Entergy Corp. 2.950%, 09/01/26	160,000	159,975
Entergy Louisiana LLC 4.200%, 09/01/48	1,355,000	1,496,928
5.400%, 11/01/24	405,000	466,248
Eskom Holdings SOC, Ltd. 5.750%, 01/26/21 (144A) (f)	720,000	725,748
6.750%, 08/06/23 (144A)	628,000	657,310
7.125%, 02/11/25 (144A)	664,000	695,730
Eversource Energy 2.900%, 10/01/24	405,000	411,468
Exelon Corp. 4.450%, 04/15/46	300,000	318,897
4.950%, 06/15/35	331,000	370,072
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	3,915,000	4,199,760
4.550%, 04/01/49 (144A)	885,000	966,725
Florida Power & Light Co. 2.965%, 3M LIBOR + 0.400%, 05/06/22 (b)	6,495,000	6,497,945
3.950%, 03/01/48	1,278,000	1,396,951
4.125%, 06/01/48	1,320,000	1,479,551
Generacion Mediterranea S.A. / Generacion Frias S.A. / Central Termica Roca S.A. 9.625%, 07/27/23 (144A)	766,000	641,533
Indiana Michigan Power Co. 3.750%, 07/01/47	335,000	338,202
Inkia Energy, Ltd. 5.875%, 11/09/27 (144A)	349,000	358,165
Kansas City Power & Light Co. 4.200%, 03/15/48	1,210,000	1,323,435
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	445,000	473,562
MidAmerican Energy Co. 4.400%, 10/15/44	857,000	974,648
Northern States Power Co. 3.400%, 08/15/42 (f)	1,370,000	1,352,960
4.000%, 08/15/45	590,000	627,820
4.200%, 09/01/48	630,000	681,398
NRG Energy, Inc. 3.750%, 06/15/24 (144A)	130,000	133,493
4.450%, 06/15/29 (144A)	440,000	457,581

Electric—(Continued)
NSTAR Electric Co. 3.200%, 05/15/27	273,000	281,086
Ohio Power Co. 4.000%, 06/01/49	605,000	650,956
6.600%, 02/15/33	955,000	1,296,098
Oklahoma Gas & Electric Co. 3.300%, 03/15/30	2,175,000	2,208,940
Oncor Electric Delivery Co. LLC 3.700%, 11/15/28 (144A) (f)	1,020,000	1,097,890
3.800%, 09/30/47	380,000	396,912
3.800%, 06/01/49 (144A)	290,000	305,683
4.100%, 11/15/48	135,000	150,886
4.550%, 12/01/41	655,000	761,405
Orazul Energy Egenor S. en C. por A. 5.625%, 04/28/27 (144A)	549,000	558,388
PacifiCorp 4.125%, 01/15/49	1,771,000	1,951,140
Public Service Electric & Gas Co. 3.650%, 09/01/28	1,780,000	1,907,244
Southwestern Public Service Co. 3.750%, 06/15/49	265,000	268,746
Stoneway Capital Corp. 10.000%, 03/01/27	609,908	574,844
10.000%, 03/01/27 (144A)	1,189,274	1,120,903
Tampa Electric Co. 4.300%, 06/15/48	260,000	278,175
4.450%, 06/15/49	680,000	757,437
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	1,975,000	2,086,737
Union Electric Co. 3.500%, 03/15/29	1,050,000	1,111,881
Virginia Electric & Power Co. 2.750%, 03/15/23	1,525,000	1,546,092
3.500%, 03/15/27	2,276,000	2,397,030
4.000%, 01/15/43	1,650,000	1,741,413
4.000%, 11/15/46	1,555,000	1,639,720
Vistra Operations Co. LLC 4.300%, 07/15/29 (144A)	1,165,000	1,181,805

		86,308,022

Electronics—0.1%
Agilent Technologies, Inc. 3.050%, 09/22/26	2,080,000	2,098,236
3.875%, 07/15/23	172,000	179,835
Amphenol Corp. 4.350%, 06/01/29	153,000	165,978
Honeywell International, Inc. 3.812%, 11/21/47	395,000	420,927
Tyco Electronics Group S.A. 3.125%, 08/15/27	645,000	646,076
3.450%, 08/01/24	101,000	104,821

		3,615,873

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—0.0%
Aeropuertos Dominicanos Siglo S.A. 6.750%, 03/30/29 (144A)	279,000	$293,299

Environmental Control—0.2%
Republic Services, Inc. 2.900%, 07/01/26	750,000	753,699
3.950%, 05/15/28	1,540,000	1,660,490
4.750%, 05/15/23	1,484,000	1,601,306
Waste Management, Inc. 3.125%, 03/01/25	280,000	289,201
3.900%, 03/01/35	462,000	493,385
4.000%, 07/15/39	1,550,000	1,664,483
4.150%, 07/15/49	855,000	938,818

		7,401,382

Food—0.1%
BRF GmbH 4.350%, 09/29/26 (144A) (f)	582,000	561,630
Grupo Bimbo S.A.B. de C.V. 5.950%, 5Y H15 + 3.280%, 04/17/23 (144A) (b)	519,000	544,898
Marfrig Holdings Europe B.V. 8.000%, 06/08/23 (144A)	512,000	533,120
Tyson Foods, Inc. 3.550%, 06/02/27	930,000	963,399
4.000%, 03/01/26	505,000	536,798
5.100%, 09/28/48	200,000	225,571

		3,365,416

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A. 4.250%, 04/30/29 (144A)	325,000	341,900
Eldorado Intl. Finance GmbH 8.625%, 06/16/21 (144A)	609,000	638,765
Georgia-Pacific LLC 3.600%, 03/01/25 (144A)	228,000	239,299
3.734%, 07/15/23 (144A)	1,071,000	1,120,437
5.400%, 11/01/20 (144A)	935,000	972,332
7.375%, 12/01/25	160,000	202,590
7.750%, 11/15/29	350,000	495,388
International Paper Co. 6.000%, 11/15/41	1,100,000	1,288,212
Klabin Finance S.A. 4.875%, 09/19/27 (144A)	1,024,000	1,043,200
Suzano Austria GmbH 5.000%, 01/15/30 (144A)	200,000	202,810
6.000%, 01/15/29 (144A)	881,000	960,290
7.000%, 03/16/47 (144A)	514,000	584,675

		8,089,898

Gas—0.1%
Atmos Energy Corp. 4.125%, 03/15/49	380,000	419,187
Dominion Energy Gas Holdings LLC 4.600%, 12/15/44	370,000	413,396

Gas—(Continued)
Dominion Energy Gas Holdings LLC
4.800%, 11/01/43	265,000	298,525
NiSource, Inc. 3.490%, 05/15/27	1,825,000	1,886,934

		3,018,042

Healthcare-Products—0.5%
Abbott Laboratories 3.400%, 11/30/23	350,000	364,937
3.750%, 11/30/26	3,709,000	4,008,527
Becton Dickinson & Co. 2.675%, 12/15/19	3,000,000	3,000,909
3.300%, 03/01/23	20,000	20,219
Covidien International Finance S.A. 2.950%, 06/15/23	870,000	890,286
Medtronic, Inc. 3.500%, 03/15/25	1,650,000	1,749,073
4.375%, 03/15/35	3,410,000	3,923,638
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	4,120,000	4,147,520

		18,105,109

Healthcare-Services—0.9%
Aetna, Inc. 4.125%, 11/15/42	475,000	443,925
4.500%, 05/15/42	881,000	871,802
4.750%, 03/15/44	690,000	702,657
Anthem, Inc. 3.500%, 08/15/24	175,000	181,651
4.101%, 03/01/28	555,000	592,136
Baylor Scott & White Holdings 4.185%, 11/15/45	775,000	851,111
CHRISTUS Health 4.341%, 07/01/28	842,000	935,146
Cigna Holding Co. 3.250%, 04/15/25	902,000	916,717
CommonSpirit Health 4.350%, 11/01/42	550,000	552,409
Dignity Health 2.637%, 11/01/19	760,000	759,169
3.812%, 11/01/24	470,000	494,753
HCA, Inc. 4.125%, 06/15/29	820,000	839,062
4.500%, 02/15/27	49,000	52,256
4.750%, 05/01/23	1,529,000	1,629,656
5.000%, 03/15/24	1,220,000	1,328,513
5.250%, 04/15/25	2,510,000	2,782,361
5.250%, 06/15/26	241,000	266,742
5.875%, 03/15/22	1,990,000	2,174,317
Kaiser Foundation Hospitals 3.500%, 04/01/22	837,000	865,841
Laboratory Corp. of America Holdings 2.625%, 02/01/20	1,583,000	1,583,940
Montefiore Obligated Group 5.246%, 11/01/48	980,000	1,085,936

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Ochsner Clinic Foundation 5.897%, 05/15/45	617,000	$804,808
PeaceHealth Obligated Group 4.787%, 11/15/48	131,000	158,078
Providence St Joseph Health Obligated Group 3.930%, 10/01/48	708,000	740,395
SSM Health Care Corp. 3.688%, 06/01/23	953,000	993,200
Sutter Health 3.695%, 08/15/28	925,000	986,932
Tenet Healthcare Corp. 4.750%, 06/01/20	101,000	102,010
6.000%, 10/01/20	411,000	423,844
UnitedHealth Group, Inc. 3.100%, 03/15/26	305,000	313,999
3.700%, 12/15/25	1,055,000	1,122,878
3.750%, 07/15/25	4,257,000	4,548,764
3.750%, 10/15/47	804,000	823,069
3.850%, 06/15/28	384,000	415,842
4.450%, 12/15/48	255,000	291,920
4.625%, 07/15/35	192,000	220,703
4.625%, 11/15/41	596,000	678,725
5.950%, 02/15/41	58,000	76,539

		32,611,806

Holding Companies-Diversified—0.0%
Grupo KUO S.A.B. de C.V. 5.750%, 07/07/27 (144A)	1,068,000	1,084,020

Household Durables—0.0%
William Lyon Homes, Inc. 6.000%, 09/01/23	360,000	365,400

Household Products/Wares—0.0%
Clorox Co. (The) 3.100%, 10/01/27	260,000	266,066

Insurance—0.6%
Ambac Assurance Corp. 5.100%, 06/07/20 (144A)	162,922	230,534
Ambac LSNI LLC 7.319%, 3M LIBOR + 5.000%, 02/12/23 (144A) (b)	991,286	1,007,394
Aon Corp. 3.750%, 05/02/29	2,050,000	2,137,696
4.500%, 12/15/28	2,285,000	2,513,675
Aon plc 4.750%, 05/15/45 (f)	325,000	362,748
AXA Equitable Holdings, Inc. 3.900%, 04/20/23	260,000	270,781
5.000%, 04/20/48	410,000	422,601
Berkshire Hathaway Finance Corp. 4.250%, 01/15/49	425,000	477,593
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	325,000	343,263

Insurance—(Continued)
Marsh & McLennan Cos., Inc. 3.500%, 06/03/24	2,605,000	2,714,993
4.050%, 10/15/23	680,000	717,222
4.200%, 03/01/48 (f)	1,215,000	1,291,778
4.350%, 01/30/47	51,000	55,236
4.375%, 03/15/29	1,278,000	1,412,219
Principal Financial Group, Inc. 3.700%, 05/15/29	595,000	623,157
Prudential Financial, Inc. 3.878%, 03/27/28	1,790,000	1,945,097
Travelers Cos., Inc. (The) 4.600%, 08/01/43	795,000	941,002
6.250%, 06/15/37	15,000	20,640
Trinity Acquisition plc 4.400%, 03/15/26	515,000	547,573
Willis North America, Inc. 3.600%, 05/15/24	2,565,000	2,650,747

		20,685,949

Internet—0.1%
Alibaba Group Holding, Ltd. 3.600%, 11/28/24	1,400,000	1,459,676
Amazon.com, Inc. 3.875%, 08/22/37	1,650,000	1,818,797
Baidu, Inc. 4.375%, 05/14/24	915,000	969,653

		4,248,126

Iron/Steel—0.1%
ArcelorMittal 4.550%, 03/11/26	157,000	165,852
6.125%, 06/01/25	13,000	14,771
Evraz plc 5.250%, 04/02/24 (144A)	488,000	507,793
Novolipetsk Steel Via Steel Funding DAC 4.700%, 05/30/26 (144A)	513,000	523,350
Nucor Corp. 5.200%, 08/01/43	356,000	423,016
Steel Dynamics, Inc. 5.125%, 10/01/21	1,086,000	1,097,316
Vale Overseas, Ltd. 4.375%, 01/11/22 (f)	409,000	421,376

		3,153,474

Machinery-Diversified—0.0%
CNH Industrial NV 3.850%, 11/15/27	270,000	269,495

Media—1.4%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20	1,140,000	1,150,061
4.500%, 02/01/24	1,685,000	1,793,464
4.908%, 07/23/25	2,202,000	2,389,282

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
5.375%, 04/01/38	620,000	$663,380
6.384%, 10/23/35	4,053,000	4,756,387
6.484%, 10/23/45	1,790,000	2,107,156
Comcast Corp. 3.150%, 03/01/26	2,245,000	2,319,113
3.200%, 07/15/36	4,806,000	4,668,304
3.300%, 10/01/20	4,085,000	4,138,981
3.400%, 07/15/46	1,575,000	1,508,360
4.150%, 10/15/28	372,000	410,022
4.250%, 10/15/30	420,000	467,802
4.400%, 08/15/35	970,000	1,079,520
4.600%, 10/15/38	180,000	205,919
4.950%, 10/15/58	630,000	767,831
6.500%, 11/15/35	220,000	297,922
COX Communications, Inc. 3.150%, 08/15/24 (144A)	3,269,000	3,312,503
3.350%, 09/15/26 (144A)	241,000	243,511
Discovery Communications LLC 3.800%, 03/13/24	1,465,000	1,519,798
4.950%, 05/15/42	150,000	151,409
5.200%, 09/20/47	476,000	501,910
5.300%, 05/15/49	155,000	166,554
Fox Corp. 4.030%, 01/25/24 (144A)	590,000	627,276
4.709%, 01/25/29 (144A) (f)	985,000	1,098,864
Grupo Televisa S.A.B. 5.250%, 05/24/49	774,000	802,167
NBCUniversal Media LLC 4.450%, 01/15/43	915,000	1,002,781
5.950%, 04/01/41	920,000	1,207,034
6.400%, 04/30/40	31,000	41,906
Sirius XM Radio, Inc. 4.625%, 07/15/24 (144A)	388,000	397,033
Time Warner Cable LLC 4.125%, 02/15/21	580,000	590,671
4.500%, 09/15/42	161,000	151,274
5.000%, 02/01/20	1,055,000	1,068,845
5.500%, 09/01/41	588,000	615,915
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.000%, 01/15/25 (144A)	200,000	206,000
Viacom, Inc. 6.875%, 04/30/36	800,000	1,012,858
Walt Disney Co. (The) 5.400%, 10/01/43 (144A)	335,000	436,412
6.150%, 03/01/37 (144A)	1,050,000	1,425,346
6.200%, 12/15/34 (144A)	157,000	212,721
6.400%, 12/15/35 (144A)	1,284,000	1,759,677
6.650%, 11/15/37 (144A)	51,000	73,219
6.900%, 08/15/39 (144A)	70,000	103,075
Warner Media LLC 7.625%, 04/15/31	500,000	666,437

		48,118,700

Mining—0.1%
Anglo American Capital plc 3.625%, 09/11/24 (144A)	2,075,000	2,118,475
4.750%, 04/10/27 (144A)	1,100,000	1,164,627
Barrick Gold Corp. 5.250%, 04/01/42	580,000	680,185
BHP Billiton Finance USA, Ltd. 4.125%, 02/24/42	344,000	379,484
5.000%, 09/30/43	291,000	363,312
Largo Resources, Ltd. 9.250%, 06/01/21 (144A)	96,000	100,550

		4,806,633

Miscellaneous Manufacturing—0.2%
3M Co. 2.875%, 10/15/27	345,000	349,413
3.000%, 08/07/25	840,000	864,547
3.375%, 03/01/29	925,000	974,631
General Electric Co. 4.125%, 10/09/42	1,900,000	1,748,180
4.500%, 03/11/44	479,000	466,014
Textron, Inc. 3.650%, 03/15/27	640,000	655,249
3.900%, 09/17/29	1,337,000	1,397,821

		6,455,855

Oil & Gas—1.4%
Anadarko Petroleum Corp.
Zero Coupon, 10/10/36	3,000,000	1,415,653
BP Capital Markets America, Inc. 3.119%, 05/04/26	670,000	682,501
3.790%, 02/06/24	1,190,000	1,261,004
3.796%, 09/21/25	1,980,000	2,111,773
Cimarex Energy Co. 3.900%, 05/15/27	1,370,000	1,407,269
4.375%, 06/01/24	2,330,000	2,470,708
Concho Resources, Inc. 3.750%, 10/01/27	850,000	880,591
Continental Resources, Inc. 3.800%, 06/01/24	1,265,000	1,300,114
4.500%, 04/15/23	4,690,000	4,925,965
Devon Energy Corp. 4.000%, 07/15/21	9,000	9,230
5.850%, 12/15/25	1,200,000	1,428,791
Diamondback Energy, Inc. 4.750%, 11/01/24	450,000	461,812
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.500%, 01/30/26 (144A)	250,000	259,062
EOG Resources, Inc. 3.900%, 04/01/35	130,000	136,511
4.150%, 01/15/26	262,000	285,206
Frontera Energy Corp. 9.700%, 06/25/23 (144A)	358,000	381,270
Gran Tierra Energy, Inc. 7.750%, 05/23/27 (144A)	412,000	405,408

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Hess Corp. 5.800%, 04/01/47	620,000	$692,995
Marathon Petroleum Corp. 4.750%, 12/15/23	735,000	792,525
5.850%, 12/15/45	360,000	396,738
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 12/01/21 (144A)	316,142	312,980
Odebrecht Offshore Drilling Finance, Ltd. 6.720%, 12/01/22 (144A)	337,943	324,429
7.720%, PIK, 12/01/26 (144A) (h)	12,555	3,141
Petrobras Global Finance B.V. 7.250%, 03/17/44	1,852,000	2,071,481
8.750%, 05/23/26	540,000	666,830
Petroleos Mexicanos 5.350%, 02/12/28	1,529,000	1,391,543
5.625%, 01/23/46	1,255,000	1,010,902
6.375%, 02/04/21 (f)	1,277,000	1,310,202
6.500%, 03/13/27	10,084,000	9,944,841
6.750%, 09/21/47	127,000	113,093
6.875%, 08/04/26	1,143,000	1,155,001
Puma International Financing S.A. 5.000%, 01/24/26 (144A)	806,000	697,748
Saudi Arabian Oil Co. 3.500%, 04/16/29 (144A)	1,495,000	1,513,430
Shell International Finance B.V. 3.250%, 05/11/25	723,000	756,120
3.625%, 08/21/42	660,000	680,093
4.125%, 05/11/35	1,931,000	2,144,790
4.550%, 08/12/43	470,000	549,920
Transocean, Inc. 9.000%, 07/15/23 (144A)	509,000	542,085
Valero Energy Corp. 3.400%, 09/15/26	939,000	957,149
3.650%, 03/15/25	601,000	623,170

		48,474,074

Oil & Gas Services—0.2%
Halliburton Co. 3.800%, 11/15/25 (f)	5,305,000	5,559,984
5.000%, 11/15/45	234,000	255,033
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 07/29/19 (144A)	63,301	538
Schlumberger Holdings Corp. 3.900%, 05/17/28 (144A)	2,250,000	2,338,059

		8,153,614

Packaging & Containers—0.0%
Klabin Austria GmbH 5.750%, 04/03/29 (144A) (f)	423,000	451,129

Pharmaceuticals—1.5%
AbbVie, Inc. 2.300%, 05/14/21	650,000	647,815
4.500%, 05/14/35	3,235,000	3,323,618

Pharmaceuticals—(Continued)
Allergan Funding SCS 3.800%, 03/15/25	4,818,000	4,997,575
4.550%, 03/15/35	2,115,000	2,133,819
Bayer U.S. Finance II LLC 2.850%, 04/15/25 (144A)	1,900,000	1,789,949
3.375%, 07/15/24 (144A)	285,000	286,448
3.600%, 07/15/42 (144A)	570,000	452,020
4.400%, 07/15/44 (144A)	7,000	6,523
Bayer U.S. Finance LLC 3.875%, 12/15/23 (144A)	1,000,000	1,036,076
Bristol-Myers Squibb Co. 3.200%, 06/15/26 (144A)	3,870,000	4,015,307
4.125%, 06/15/39 (144A)	395,000	427,866
Cigna Corp. 4.375%, 10/15/28 (144A)	1,990,000	2,146,184
4.800%, 08/15/38 (144A)	15,000	16,151
CVS Health Corp. 2.750%, 12/01/22	235,000	235,700
3.700%, 03/09/23	2,397,000	2,474,532
4.780%, 03/25/38	100,000	104,227
5.050%, 03/25/48	515,000	547,736
5.125%, 07/20/45	3,242,000	3,457,469
Eli Lilly & Co. 3.875%, 03/15/39	150,000	162,581
4.150%, 03/15/59	810,000	887,879
Express Scripts Holding Co. 3.900%, 02/15/22	695,000	718,205
GlaxoSmithKline Capital plc 3.375%, 06/01/29	1,375,000	1,453,246
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28	840,000	918,973
Johnson & Johnson 2.450%, 03/01/26	425,000	427,629
3.625%, 03/03/37	119,000	127,260
Merck & Co., Inc. 3.600%, 09/15/42	245,000	250,178
3.700%, 02/10/45	25,000	26,412
4.000%, 03/07/49	345,000	383,015
Novartis Capital Corp. 3.100%, 05/17/27	960,000	995,918
3.400%, 05/06/24	960,000	1,009,033
4.400%, 05/06/44	220,000	257,233
Pfizer, Inc. 4.100%, 09/15/38	208,000	229,188
4.200%, 09/15/48	2,000	2,248
4.300%, 06/15/43	94,000	105,843
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	6,480,000	6,469,956
2.875%, 09/23/23	352,000	355,295
3.200%, 09/23/26	1,982,000	2,001,467
Takeda Pharmaceutical Co., Ltd. 4.400%, 11/26/23 (144A)	1,035,000	1,108,493
5.000%, 11/26/28 (144A)	2,515,000	2,847,644
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	255,000	252,578

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Wyeth LLC 5.950%, 04/01/37	1,685,000	$2,231,665
6.450%, 02/01/24	275,000	324,596

		51,645,550

Pipelines—2.3%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.250%, 12/01/27	4,635,000	4,893,826
5.200%, 12/01/47	1,240,000	1,311,525
5.250%, 01/15/25	100,000	105,796
5.500%, 10/15/19	2,260,000	2,270,507
Boardwalk Pipelines L.P. 4.800%, 05/03/29	425,000	443,350
Enbridge, Inc. 2.900%, 07/15/22 (f)	690,000	699,924
3.700%, 07/15/27	1,196,000	1,234,712
5.500%, 3M LIBOR + 3.418%, 07/15/77 (b)	1,510,000	1,460,110
Energy Transfer Operating L.P. 5.875%, 01/15/24	2,740,000	3,045,179
6.050%, 06/01/41	50,000	55,933
6.125%, 12/15/45	466,000	533,484
6.500%, 02/01/42	2,650,000	3,129,839
Enterprise Products Operating LLC
3.900%, 02/15/24	344,000	364,541
4.450%, 02/15/43	1,384,000	1,443,804
4.800%, 02/01/49	1,000	1,118
5.100%, 02/15/45	445,000	508,940
6.650%, 10/15/34	45,000	59,437
6.875%, 03/01/33	591,000	791,308
Kinder Morgan Energy Partners L.P.
5.000%, 03/01/43	190,000	199,067
5.800%, 03/15/35	585,000	674,406
6.375%, 03/01/41	260,000	313,870
6.500%, 02/01/37	910,000	1,092,048
6.950%, 01/15/38	170,000	217,792
Kinder Morgan, Inc.
3.050%, 12/01/19	2,040,000	2,043,657
3.150%, 01/15/23	2,530,000	2,572,703
4.300%, 03/01/28 (f)	2,339,000	2,504,347
5.050%, 02/15/46	3,265,000	3,559,463
5.550%, 06/01/45	170,000	196,575
MPLX L.P.
4.000%, 02/15/25	660,000	688,847
4.125%, 03/01/27	5,101,000	5,337,510
4.875%, 12/01/24	2,624,000	2,855,029
5.200%, 03/01/47	388,000	420,438
5.500%, 02/15/49	96,000	108,617
Northwest Pipeline LLC
4.000%, 04/01/27	2,735,000	2,862,350
Plains All American Pipeline L.P. / PAA Finance Corp.
3.650%, 06/01/22	280,000	286,701
Sabine Pass Liquefaction LLC
5.000%, 03/15/27	1,580,000	1,731,719
5.625%, 04/15/23	1,860,000	2,025,155

Pipelines—(Continued)
Sabine Pass Liquefaction LLC
5.625%, 03/01/25	3,414,000	3,821,989
5.750%, 05/15/24	3,380,000	3,757,565
5.875%, 06/30/26	1,871,000	2,137,302
Spectra Energy Partners L.P.
4.500%, 03/15/45	1,625,000	1,714,952
Sunoco Logistics Partners Operations L.P.
5.350%, 05/15/45	735,000	763,608
5.400%, 10/01/47	979,000	1,040,051
Texas Eastern Transmission L.P.
3.500%, 01/15/28 (144A)	1,240,000	1,259,510
4.150%, 01/15/48 (144A)	625,000	637,113
TransCanada PipeLines, Ltd.
4.250%, 05/15/28	825,000	890,765
4.875%, 01/15/26	2,815,000	3,105,772
5.850%, 03/15/36	265,000	318,285
6.100%, 06/01/40	1,170,000	1,463,419
Transcontinental Gas Pipe Line Co. LLC
4.000%, 03/15/28	1,750,000	1,825,669
4.600%, 03/15/48	240,000	254,378
7.850%, 02/01/26	895,000	1,142,355
Transportadora de Gas Internacional S.A. ESP
5.550%, 11/01/28 (144A)	427,000	479,734
Western Midstream Operating L.P.
4.000%, 07/01/22	710,000	719,005
4.650%, 07/01/26	391,000	396,255
Williams Cos., Inc. (The)
3.750%, 06/15/27	800,000	826,588
4.550%, 06/24/24	680,000	732,291
5.750%, 06/24/44	590,000	687,899
7.500%, 01/15/31	470,000	607,802

		80,625,934

Real Estate Investment Trusts—0.3%
American Tower Corp.
3.000%, 06/15/23	15,000	15,139
3.375%, 05/15/24	624,000	641,604
4.400%, 02/15/26	11,000	11,882
CC Holdings GS V LLC / Crown Castle GS III Corp.
3.849%, 04/15/23	716,000	747,764
Crown Castle International Corp.
3.200%, 09/01/24	2,930,000	2,990,627
3.400%, 02/15/21	13,000	13,175
3.650%, 09/01/27	480,000	494,082
3.700%, 06/15/26	1,420,000	1,474,125
4.300%, 02/15/29	266,000	285,987
4.875%, 04/15/22	56,000	59,540
PLA Administradora Industrial S de RL de C.V.
5.250%, 11/10/22 (144A)	519,000	538,463
Realty Income Corp.
4.125%, 10/15/26	770,000	831,894
Trust F/1401
4.869%, 01/15/30 (144A)	433,000	436,334
6.390%, 01/15/50 (144A)	414,000	424,180

		8,964,796

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—0.6%
Dollar General Corp.
4.125%, 05/01/28	52,000	$55,317
Home Depot, Inc. (The)
2.800%, 09/14/27	349,000	353,834
2.950%, 06/15/29	530,000	542,825
3.500%, 09/15/56	515,000	507,591
3.900%, 12/06/28	425,000	468,527
4.200%, 04/01/43	130,000	144,340
4.500%, 12/06/48	265,000	312,828
5.400%, 09/15/40	423,000	531,321
5.875%, 12/16/36	409,000	542,243
5.950%, 04/01/41	202,000	273,602
Lowe’s Cos., Inc.
4.050%, 05/03/47	115,000	113,974
4.375%, 09/15/45	1,405,000	1,462,329
McDonald’s Corp.
3.625%, 05/01/43	255,000	245,030
3.700%, 01/30/26	1,185,000	1,259,271
3.700%, 02/15/42	575,000	561,532
4.450%, 03/01/47	355,000	388,852
4.875%, 12/09/45	1,965,000	2,263,612
6.300%, 03/01/38	130,000	169,174
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26	4,560,000	4,605,568
4.800%, 11/18/44	114,000	113,486
Walmart, Inc.
3.250%, 07/08/29	1,456,000	1,535,087
3.550%, 06/26/25	1,370,000	1,463,009
3.950%, 06/28/38	1,439,000	1,601,882
4.000%, 04/11/43	716,000	786,450

		20,301,684

Semiconductors—1.1%
Analog Devices, Inc.
3.500%, 12/05/26	835,000	850,587
3.900%, 12/15/25	248,000	261,798
5.300%, 12/15/45	138,000	159,297
Applied Materials, Inc.
3.300%, 04/01/27	2,041,000	2,126,588
3.900%, 10/01/25	436,000	467,701
4.350%, 04/01/47	1,667,000	1,859,972
5.100%, 10/01/35	714,000	864,555
5.850%, 06/15/41	150,000	193,298
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.375%, 01/15/20	1,782,000	1,778,862
3.125%, 01/15/25	745,000	727,700
3.625%, 01/15/24	1,250,000	1,262,683
3.875%, 01/15/27	1,660,000	1,627,420
Broadcom, Inc.
4.250%, 04/15/26 (144A)	2,865,000	2,902,476
Intel Corp.
4.800%, 10/01/41 (f)	645,000	760,399
KLA Tencor Corp.
4.100%, 03/15/29	2,465,000	2,597,960
5.000%, 03/15/49	1,030,000	1,146,066

Semiconductors —(Continued)
Lam Research Corp.
2.750%, 03/15/20	1,335,000	1,336,139
3.750%, 03/15/26	1,325,000	1,390,603
4.875%, 03/15/49	740,000	819,259
NVIDIA Corp. 3.200%, 09/16/26	2,905,000	2,970,343
NXP B.V. / NXP Funding LLC 3.875%, 09/01/22 (144A)	221,000	227,241
3.875%, 06/18/26 (144A)	655,000	671,573
4.125%, 06/01/21 (144A)	3,362,000	3,439,662
4.300%, 06/18/29 (144A)	905,000	933,429
4.625%, 06/15/22 (144A)	715,000	748,963
4.625%, 06/01/23 (144A)	2,290,000	2,413,889
QUALCOMM, Inc. 4.650%, 05/20/35	1,305,000	1,456,050
Texas Instruments, Inc. 2.250%, 05/01/23	550,000	550,837
4.150%, 05/15/48	320,000	364,793

		36,910,143

Software—0.9%
Autodesk, Inc. 3.500%, 06/15/27	2,500,000	2,525,641
Fidelity National Information Services, Inc. 3.000%, 08/15/26	3,820,000	3,863,710
4.500%, 08/15/46	15,000	15,788
4.750%, 05/15/48	1,035,000	1,152,166
Fiserv, Inc. 3.200%, 07/01/26	3,860,000	3,937,169
3.850%, 06/01/25	440,000	465,457
4.200%, 10/01/28	1,830,000	1,982,869
Microsoft Corp. 3.450%, 08/08/36	4,100,000	4,334,536
3.500%, 02/12/35	1,614,000	1,717,877
3.700%, 08/08/46	3,415,000	3,673,201
Oracle Corp. 2.500%, 10/15/22	235,000	237,424
2.650%, 07/15/26	980,000	984,325
3.250%, 11/15/27	249,000	260,616
3.400%, 07/08/24	1,130,000	1,183,712
3.800%, 11/15/37	224,000	236,962
3.850%, 07/15/36	157,000	166,416
3.900%, 05/15/35	1,422,000	1,538,219
4.000%, 07/15/46	1,830,000	1,962,182
4.000%, 11/15/47	258,000	276,944
4.500%, 07/08/44	66,000	75,382

		30,590,596

Telecommunications—1.8%
AT&T, Inc.
Zero Coupon, 11/27/22 (144A)	4,000,000	3,651,134
3.200%, 03/01/22	21,000	21,445
3.400%, 05/15/25	82,000	84,251
3.600%, 07/15/25 (f)	820,000	849,827
3.800%, 03/15/22	2,000	2,074

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
AT&T, Inc.
4.125%, 02/17/26	385,000	$409,393
4.300%, 02/15/30	6,299,000	6,726,397
4.350%, 06/15/45	2,464,000	2,452,617
4.500%, 05/15/35	1,569,000	1,642,862
4.650%, 06/01/44	440,000	451,912
4.800%, 06/15/44	135,000	142,429
4.850%, 07/15/45	1,980,000	2,108,564
5.150%, 02/15/50	669,000	736,276
5.300%, 08/15/58	115,000	128,838
6.000%, 08/15/40	1,383,000	1,642,242
6.350%, 03/15/40	132,000	162,428
Axtel S.A.B. de CV 6.375%, 11/14/24 (144A) (f)	386,000	393,241
C&W Senior Financing DAC 6.875%, 09/15/27 (144A) (f)	878,000	906,623
Cisco Systems, Inc. 2.950%, 02/28/26	144,000	148,397
Corning, Inc. 3.700%, 11/15/23	215,000	224,098
4.375%, 11/15/57	410,000	398,195
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A)	175,000	179,333
4.375%, 06/21/28 (144A)	151,000	164,462
Digicel Group Two, Ltd. 8.250%, 09/30/22 (144A)	318,329	68,441
9.125%, PIK, 04/01/24 (144A) (h)	387,651	79,468
Empresa Nacional de Telecomunicaciones S.A. 4.750%, 08/01/26 (144A)	311,000	328,296
Juniper Networks, Inc. 3.300%, 06/15/20 (f)	1,478,000	1,486,625
Millicom International Cellular S.A. 6.625%, 10/15/26 (144A) (f)	300,000	326,970
Oi S.A. 10.000%, PIK, 07/27/25 (h)	1,029,000	1,006,850
Saudi Telecom Co. 3.890%, 05/13/29 (144A)	416,000	429,354
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	2,068,312	2,068,312
Verizon Communications, Inc. 3.073%, 3M LIBOR + 0.550%, 05/22/20 (b)	2,420,000	2,429,204
3.850%, 11/01/42	261,000	266,409
4.125%, 03/16/27	10,495,000	11,424,465
4.125%, 08/15/46	195,000	203,320
4.272%, 01/15/36	5,326,000	5,763,694
4.500%, 08/10/33	2,750,000	3,095,931
4.812%, 03/15/39	92,000	105,858
4.862%, 08/21/46	150,000	174,575
5.250%, 03/16/37	1,200,000	1,434,129
6.550%, 09/15/43	20,000	27,604
Vodafone Group plc 3.750%, 01/16/24	644,000	674,165
4.125%, 05/30/25 (f)	1,250,000	1,331,401
5.250%, 05/30/48 (f)	905,000	1,000,555
6.150%, 02/27/37	1,395,000	1,693,267
7.000%, 5Y USD ICE Swap + 4.873%, 04/04/79 (b)	2,535,000	2,736,138

		61,782,069

Transportation—0.7%
Burlington Northern Santa Fe LLC 3.000%, 03/15/23	406,000	416,126
3.000%, 04/01/25	175,000	180,012
4.150%, 04/01/45	930,000	1,038,173
4.550%, 09/01/44	548,000	634,179
4.950%, 09/15/41	58,000	69,376
5.050%, 03/01/41	399,000	483,499
5.150%, 09/01/43	160,000	198,620
5.750%, 05/01/40	639,000	841,511
6.150%, 05/01/37	226,000	303,570
CSX Corp. 4.250%, 03/15/29	475,000	528,793
4.250%, 11/01/66	635,000	654,677
4.750%, 11/15/48	560,000	651,536
6.150%, 05/01/37	220,000	283,981
FedEx Corp. 3.875%, 08/01/42	2,984,000	2,799,632
3.900%, 02/01/35	559,000	561,291
4.100%, 04/15/43	40,000	38,735
Norfolk Southern Corp. 2.900%, 06/15/26	1,310,000	1,334,189
3.650%, 08/01/25	1,125,000	1,185,586
3.950%, 10/01/42	125,000	128,773
4.050%, 08/15/52	630,000	659,712
4.100%, 05/15/49	465,000	496,356
Rumo Luxembourg S.a.r.l. 5.875%, 01/18/25 (144A) (f)	679,000	719,927
Ryder System, Inc. 3.450%, 11/15/21	120,000	122,580
Union Pacific Corp. 2.750%, 03/01/26	1,262,000	1,267,455
3.150%, 03/01/24	1,150,000	1,185,194
3.375%, 02/01/35	698,000	694,422
3.600%, 09/15/37	1,363,000	1,383,771
3.799%, 10/01/51	283,000	283,437
3.875%, 02/01/55	976,000	972,948
4.375%, 09/10/38	57,000	63,079
4.750%, 09/15/41	780,000	886,150
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	706,286	730,785
United Parcel Service, Inc. 2.350%, 05/16/22	7,000	7,040
3.400%, 03/15/29	1,180,000	1,245,838

		23,050,953

Trucking & Leasing—0.1%
GATX Corp. 2.600%, 03/30/20	1,747,000	1,745,353
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.400%, 11/15/26 (144A) (f)	1,667,000	1,664,718
4.200%, 04/01/27 (144A)	1,023,000	1,062,927

		4,472,998

Total Corporate Bonds & Notes (Cost $1,143,815,984)		1,192,824,127

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Assets-Backed Securities—11.5%

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.9%
ACE Securities Corp. Home Equity Loan Trust 2.534%, 1M LIBOR + 0.130%, 05/25/37 (b)	1,166,487	$322,543
Bayview Financial Revolving Asset Trust 3.402%, 1M LIBOR + 1.000%, 05/28/39 (144A) (b)	6,850,914	5,923,473
3.402%, 1M LIBOR + 1.000%, 12/28/40 (144A) (b)	447,998	433,131
Bear Stearns Asset-Backed Securities Trust 2.754%, 1M LIBOR + 0.350%, 04/25/37 (b)	2,541,694	2,167,083
3.604%, 1M LIBOR + 1.200%, 01/25/36 (b)	60,208	60,099
4.129%, 1M LIBOR + 1.725%, 08/25/34 (b)	88,478	88,492
Citigroup Mortgage Loan Trust 2.604%, 1M LIBOR + 0.200%, 05/25/37 (b)	2,567,514	1,890,735
2.674%, 1M LIBOR + 0.270%, 05/25/37 (b)	1,166,277	867,036
Countrywide Asset-Backed Certificates 2.724%, 1M LIBOR + 0.320%, 10/25/36 (b)	1,093,720	1,051,526
Countrywide Home Equity Loan Trust 6.155%, 06/25/35	377,135	409,174
Home Equity Mortgage Loan Asset-Backed Trust 4.429%, 1M LIBOR + 2.025%, 07/25/34 (b)	251,620	253,113
Home Equity Mortgage Trust 5.867%, 07/25/36	707,526	220,512
Home Loan Mortgage Loan Trust 3.114%, 1M LIBOR + 0.720%, 04/15/36 (b)	786,703	731,719
Irwin Home Equity Loan Trust 6.530%, 09/25/37 (144A)	209,426	207,629
MASTR Asset-Backed Securities Trust 2.554%, 1M LIBOR + 0.150%, 06/25/36 (b)	919,567	517,103
2.664%, 1M LIBOR + 0.260%, 06/25/36 (144A) (b)	593,203	532,353
2.684%, 1M LIBOR + 0.280%, 05/25/37 (b)	621,846	542,855
MCM Capital LLC
Zero Coupon, 05/28/58 (144A)	3,065,077	429,111
4.000%, 05/28/58 (144A)	1,818,256	1,818,918
Morgan Stanley ABS Capital I, Inc. Trust 2.534%, 1M LIBOR + 0.130%, 11/25/36 (b)	4,652,586	2,778,685
Nationstar Home Equity Loan Trust 2.584%, 1M LIBOR + 0.180%, 06/25/37 (b)	80,929	80,665
Option One Mortgage Loan Trust 2.614%, 1M LIBOR + 0.210%, 03/25/37 (b)	930,000	640,810
5.820%, 03/25/37	4,314,359	4,388,297
5.866%, 01/25/37	2,296,341	2,197,923
Securitized Asset Backed Receivables LLC Trust 2.594%, 1M LIBOR + 0.190%, 11/25/36 (144A) (b)	1,004,846	587,948
Security National Mortgage Loan Trust 2.754%, 1M LIBOR + 0.350%, 04/25/37 (144A) (b)	260,241	257,235
WaMu Asset-Backed Certificates WaMu Trust 2.654%, 1M LIBOR + 0.250%, 04/25/37 (b)	3,230,581	1,699,973
2.764%, 1M LIBOR + 0.360%, 04/25/37 (b)	343,249	183,531
Yale Mortgage Loan Trust 2.804%, 1M LIBOR + 0.400%, 06/25/37 (144A) (b)	887,053	371,706

		31,653,378

Asset-Backed - Manufactured Housing—0.5%
Bank of America Manufactured Housing Contract Trust 7.070%, 02/10/22 (b)	470,000	371,514
7.930%, 12/10/25 (b)	4,000,000	2,415,208

Asset-Backed - Manufactured Housing—(Continued)
BCMSC Trust 7.575%, 06/15/30 (b)	1,270,292	438,356
7.830%, 06/15/30 (b)	1,178,847	420,493
8.290%, 06/15/30 (b)	850,435	321,171
Conseco Finance Corp. 6.280%, 09/01/30	416,128	441,604
6.830%, 04/01/30 (b)	139,917	127,722
6.980%, 09/01/30 (b)	1,028,134	908,598
7.500%, 03/01/30 (b)	455,025	313,073
7.860%, 03/01/30 (b)	622,315	443,085
Conseco Finance Securitizations Corp. 7.960%, 05/01/31	958,369	537,646
7.970%, 05/01/32	2,292,599	968,747
8.060%, 09/01/29 (b)	653,785	290,242
8.200%, 05/01/31	1,751,200	1,010,301
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (b)	720,000	768,993
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A)	344,000	353,476
Greenpoint Manufactured Housing 8.290%, 12/15/29 (b)	440,000	469,581
9.230%, 12/15/29 (b)	523,458	440,844
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (b)	2,324,947	2,455,110
Oakwood Mortgage Investors, Inc. 6.930%, 09/15/31 (b)	251,367	210,025
7.620%, 06/15/32 (b)	806,619	685,597
Origen Manufactured Housing Contract Trust 3.594%, 1M LIBOR + 1.200%, 10/15/37 (144A) (b)	788,864	775,244
7.820%, 03/15/32 (b)	339,067	341,629

		15,508,259

Asset-Backed - Other—9.7%
ACIS CLO, Ltd. 3.999%, 3M LIBOR + 1.420%, 05/01/26 (144A) (b)	560,000	560,938
Ajax Mortgage Loan Trust
Zero Coupon, 02/26/57 (144A)	968,343	271,136
Zero Coupon, 06/25/57 (144A)	1,454,163	1,455,975
Zero Coupon, 08/25/57 (144A)	1,112,524	898,820
Zero Coupon, 12/25/57 (144A) (b)	1,702,682	766,207
Zero Coupon, 04/25/58 (144A) (c)	790,893	458,718
Zero Coupon, 06/25/58 (144A) (b)	590,985	176,468
Zero Coupon, 08/25/58 (144A) (b)	821,869	460,247
Zero Coupon, 11/25/58 (144A)	1,616,397	805,155
3.750%, 08/25/57 (144A) (b)	4,318,514	4,339,335
3.750%, 12/25/57 (144A)	3,389,750	3,481,402
3.750%, 08/25/58 (144A) (b)	3,258,902	3,211,302
3.850%, 04/25/58 (144A)	3,050,446	3,107,032
3.950%, 10/25/58 (144A) (b)	1,810,125	1,819,216
4.375%, 06/25/57 (144A) (b)	4,374,976	4,425,112
4.375%, 06/25/58 (144A) (b)	1,356,994	1,371,930
4.375%, 11/25/58 (144A) (b)	4,731,539	4,791,113
5.250%, 06/25/57 (144A) (b)	567,000	584,570
5.250%, 08/25/57 (144A) (b)	440,000	431,213
5.250%, 06/25/58 (144A) (b)	230,000	236,883
5.250%, 11/25/58 (144A) (b)	667,953	687,943

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Assets-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Allegro CLO IV, Ltd. 3.453%, 3M LIBOR + 1.150%, 01/15/30 (144A) (b)	1,550,000	$1,550,000
4.003%, 3M LIBOR + 1.700%, 01/15/30 (144A) (b)	600,000	600,000
Allegro CLO, Ltd. 3.672%, 3M LIBOR + 1.080%, 10/21/28 (144A) (b)	1,370,000	1,368,149
3.841%, 3M LIBOR + 1.240%, 10/16/30 (144A) (b)	400,000	400,018
ALM, Ltd. 2.604%, 3M LIBOR + 1.250%, 10/18/27 (144A) (b)	900,000	896,245
3.212%, 3M LIBOR + 0.890%, 04/16/27 (144A) (b)	360,000	359,758
3.511%, 3M LIBOR + 0.910%, 10/18/27 (144A) (b)	1,450,000	1,449,546
3.997%, 3M LIBOR + 1.400%, 07/15/26 (144A) (b)	1,055,000	1,046,352
4.007%, 3M LIBOR + 1.410%, 10/15/28 (144A) (b)	790,000	789,736
4.087%, 3M LIBOR + 1.490%, 10/15/28 (144A) (b)	2,310,000	2,309,570
4.097%, 3M LIBOR + 1.500%, 07/15/27 (144A) (b)	1,810,000	1,802,782
4.251%, 3M LIBOR + 1.650%, 04/16/27 (144A) (b)	1,385,000	1,367,109
4.497%, 3M LIBOR + 1.900%, 07/15/27 (144A) (b)	720,000	718,548
AMMC CLO, Ltd. 3.745%, 3M LIBOR + 1.200%, 11/10/30 (144A) (b)	500,000	497,875
Anchorage Capital CLO, Ltd. 3.847%, 3M LIBOR + 1.250%, 10/13/30 (144A) (b)	835,000	834,694
3.867%, 3M LIBOR + 1.270%, 07/15/30 (144A) (b)	710,000	709,086
3.897%, 3M LIBOR + 1.300%, 10/15/27 (144A) (b)	1,130,000	1,121,291
4.047%, 3M LIBOR + 1.450%, 01/15/30 (144A) (b)	2,410,000	2,376,405
4.082%, 3M LIBOR + 1.500%, 01/28/31 (144A) (b)	1,270,000	1,255,809
4.182%, 3M LIBOR + 1.600%, 07/28/28 (144A) (b)	800,000	799,182
4.297%, 3M LIBOR + 1.700%, 10/15/27 (144A) (b)	250,000	247,272
4.432%, 3M LIBOR + 1.850%, 01/28/31 (144A) (b)	1,390,000	1,342,465
4.447%, 3M LIBOR + 1.850%, 01/15/30 (144A) (b)	1,010,000	979,230
4.747%, 3M LIBOR + 2.150%, 10/13/30 (144A) (b)	590,000	578,355
Apidos CLO 3.572%, 3M LIBOR + 0.980%, 01/19/25 (144A) (b)	99,379	99,361
Arbor Realty Collateralized Loan Obligation, Ltd. 3.384%, 1M LIBOR + 0.990%, 12/15/27 (144A) (b)	1,200,000	1,201,121
Arbor Realty Commercial Real Estate Notes, Ltd. 3.384%, 1M LIBOR + 0.990%, 08/15/27 (144A) (b)	570,000	570,530
Ares CLO, Ltd. 3.767%, 3M LIBOR + 1.170%, 10/15/30 (144A) (b)	390,000	389,293
Atrium 4.242%, 3M LIBOR + 1.650%, 04/22/27 (144A) (b)	1,119,000	1,103,297
Avery Point CLO, Ltd. 3.568%, 3M LIBOR + 0.980%, 07/17/26 (144A) (b)	902,316	902,826
3.680%, 3M LIBOR + 1.100%, 04/25/26 (144A) (b)	4,813,496	4,812,640
Avery Point VII CLO, Ltd. 3.443%, 3M LIBOR + 1.140%, 01/15/28 (144A) (b)	1,740,000	1,740,000
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	69,895	69,608
3.336%, 11/15/48 (144A)	279,355	279,605
Babson CLO, Ltd. 3.782%, 3M LIBOR + 1.190%, 10/20/30 (144A) (b)	870,000	866,836
3.992%, 3M LIBOR + 1.400%, 01/20/31 (144A) (b)	250,000	246,149
Battalion CLO, Ltd. 3.778%, 3M LIBOR + 1.250%, 01/24/29 (144A) (b)	5,660,000	5,661,277
BDS, Ltd. 3.794%, 1M LIBOR + 1.400%, 12/15/35 (144A) (b)	1,270,000	1,275,135

Asset-Backed - Other—(Continued)
Benefit Street Partners CLO, Ltd. 3.381%, 3M LIBOR + 0.780%, 07/18/27 (144A) (b)	820,000	817,587
3.682%, 3M LIBOR + 1.090%, 04/20/31 (144A) (b)	440,000	436,407
3.692%, 3M LIBOR + 1.100%, 01/20/31 (144A) (b)	2,000,000	1,989,738
3.841%, 3M LIBOR + 1.240%, 10/18/29 (144A) (b)	3,800,000	3,803,568
BlueMountain CLO, Ltd. 3.772%, 3M LIBOR + 1.180%, 10/22/30 (144A) (b)	760,000	758,947
3.822%, 3M LIBOR + 1.230%, 01/20/29 (144A) (b)	1,570,000	1,572,385
Bowman Park CLO, Ltd. 3.704%, 3M LIBOR + 1.180%, 11/23/25 (144A) (b)	967,387	967,651
C-BASS Trust 2.564%, 1M LIBOR + 0.160%, 10/25/36 (b)	260,624	200,685
Carlyle Global Market Strategies CLO, Ltd. 3.491%, 3M LIBOR + 0.890%, 01/18/29 (144A) (b)	510,000	506,677
3.558%, 3M LIBOR + 0.970%, 04/17/31 (144A) (b)	970,000	958,756
3.632%, 3M LIBOR + 1.050%, 07/27/31 (144A) (b)	4,100,000	4,065,052
4.182%, 3M LIBOR + 1.600%, 07/28/28 (144A) (b)	640,000	639,688
Carlyle U.S. CLO, Ltd. 3.777%, 3M LIBOR + 1.180%, 01/15/30 (144A) (b)	1,550,000	1,547,763
Carrington Mortgage Loan Trust 2.524%, 1M LIBOR + 0.120%, 10/25/36 (b)	442,425	342,354
2.564%, 1M LIBOR + 0.160%, 10/25/36 (b)	576,016	509,851
2.624%, 1M LIBOR + 0.220%, 10/25/36 (b)	730,000	503,655
2.644%, 1M LIBOR + 0.240%, 08/25/36 (b)	4,800,000	3,753,137
CBAM, Ltd. 3.842%, 3M LIBOR + 1.250%, 07/20/30 (144A) (b)	2,000,000	1,999,962
4.338%, 3M LIBOR + 1.750%, 10/17/29 (144A) (b)	1,020,000	1,018,963
Cedar Funding CLO, Ltd.
3.572%, 3M LIBOR + 0.980%, 04/20/31 (144A) (b)	380,000	376,577
3.682%, 3M LIBOR + 1.090%, 10/20/28 (144A) (b)	3,680,000	3,675,860
3.688%, 3M LIBOR + 1.100%, 07/17/31 (144A) (b)	770,000	765,810
3.838%, 3M LIBOR + 1.250%, 10/17/30 (144A) (b)	5,150,000	5,142,847
Cedar Funding II CLO, Ltd. 3.683%, 3M LIBOR + 1.230%, 06/09/30 (144A) (b)	434,000	434,211
Cent CLO, Ltd. 3.667%, 3M LIBOR + 1.070%, 10/15/26 (144A) (b)	1,130,000	1,128,641
Chase Funding Trust 6.333%, 04/25/32	271,982	277,002
CIFC Funding, Ltd. 3.600%, 3M LIBOR + 1.000%, 04/18/31 (144A) (b)	589,000	582,135
4.351%, 3M LIBOR + 1.750%, 07/16/30 (144A) (b)	250,000	249,251
Citicorp Residential Mortgage Trust 5.017%, 06/25/37	1,030,000	1,001,810
Citigroup Mortgage Loan Trust, Inc. 2.724%, 1M LIBOR + 0.320%, 11/25/36 (b)	990,000	872,642
Countrywide Asset-Backed Certificates 2.564%, 1M LIBOR + 0.160%, 12/25/35 (b)	1,692,955	1,673,977
2.624%, 1M LIBOR + 0.220%, 12/25/25 (b)	62,687	70,299
Countrywide Asset-Backed Certificates Trust 2.564%, 1M LIBOR + 0.160%, 09/25/46 (b)	104,517	103,110
Countrywide Revolving Home Equity Loan Resecuritization Trust 2.694%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	533,512	490,074
Countrywide Revolving Home Equity Loan Trust 2.574%, 1M LIBOR + 0.180%, 05/15/35 (b)	306,200	296,645

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Assets-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Credit-Based Asset Servicing & Securitization LLC 3.426%, 12/25/36	199,336	$183,028
CWABS Asset-Backed Certificates Trust 5.669%, 05/25/36 (b)	348,217	354,363
5.690%, 05/25/36 (b)	1,290,276	1,281,642
CWHEQ Revolving Home Equity Loan Resuritization Trust 2.634%, 1M LIBOR + 0.240%, 12/15/35 (144A) (b)	355,063	343,654
CWHEQ Revolving Home Equity Loan Trust 2.544%, 1M LIBOR + 0.150%, 11/15/36 (b)	696,001	571,869
DCP Rights LLC 5.463%, 10/25/44 (144A)	6,615,155	6,948,219
Dorchester Park CLO DAC 4.042%, 3M LIBOR + 1.450%, 04/20/28 (144A) (b)	934,000	920,641
Dryden CLO, Ltd. 3.717%, 3M LIBOR + 1.120%, 01/15/31 (144A) (b)	6,020,000	6,004,354
Dryden Senior Loan Fund 3.497%, 3M LIBOR + 0.900%, 10/15/27 (144A) (b)	1,630,000	1,625,839
3.718%, 3M LIBOR + 1.200%, 08/15/30 (144A) (b)	2,205,000	2,202,910
4.447%, 3M LIBOR + 1.850%, 10/15/27 (144A) (b)	660,000	656,786
Elm CLO, Ltd. 3.758%, 3M LIBOR + 1.170%, 01/17/29 (144A) (b)	3,680,000	3,680,342
4.338%, 3M LIBOR + 1.750%, 01/17/29 (144A) (b)	490,000	490,045
Finance of America Structured Securities Trust 6.000%, 09/25/28 (144A) (b)	596,000	589,563
First Franklin Mortgage Loan Trust 2.544%, 1M LIBOR + 0.140%, 12/25/36 (b)	5,197,024	3,013,782
2.554%, 1M LIBOR + 0.150%, 12/25/36 (b)	2,962,455	2,597,642
2.614%, 1M LIBOR + 0.210%, 12/25/36 (b)	9,560,250	5,619,914
Flatiron CLO, Ltd. 3.487%, 3M LIBOR + 0.890%, 04/15/27 (144A) (b)	970,000	970,002
Fremont Home Loan Trust 2.544%, 1M LIBOR + 0.140%, 02/25/37 (b)	2,382,366	1,827,496
Galaxy CLO, Ltd. 4.198%, 3M LIBOR + 1.680%, 11/15/26 (144A) (b)	430,000	424,416
GE-WMC Asset-Backed Pass-Through Certificates 2.654%, 1M LIBOR + 0.250%, 12/25/35 (b)	158,037	157,555
Greystone Commercial Real Estate Notes, Ltd. 3.944%, 1M LIBOR + 1.550%, 03/15/27 (144A) (b)	400,000	401,342
Highbridge Loan Management, Ltd. 3.565%, 3M LIBOR + 1.000%, 02/05/31 (144A) (b)	1,390,000	1,373,472
Home Equity Mortgage Loan Asset-Backed Trust 2.604%, 1M LIBOR + 0.200%, 07/25/37 (b)	1,113,104	761,694
ICG U.S. CLO, Ltd. 3.732%, 3M LIBOR + 1.140%, 10/19/28 (144A) (b)	1,065,000	1,063,586
Invitation Homes Trust 4.394%, 1M LIBOR + 2.000%, 07/17/37 (144A) (b)	712,107	713,221
KKR CLO, Ltd. 3.694%, 3M LIBOR + 1.250%, 01/20/29 (144A) (b)	802,000	802,026
Knollwood CDO, Ltd. 4.355%, 3M LIBOR + 3.200%, 01/10/39 (144A) (b)	925,858	1
LCM, Ltd. 3.632%, 3M LIBOR + 1.040%, 10/20/27 (144A) (b)	1,010,000	1,012,000
3.662%, 3M LIBOR + 1.070%, 01/20/31 (144A) (b)	2,590,000	2,572,129
Legacy Mortgage Asset Trust 4.000%, 12/28/54 (144A)	2,887,632	2,900,909

Asset-Backed - Other—(Continued)
Lehman ABS Mortgage Loan Trust 2.494%, 1M LIBOR + 0.090%, 06/25/37 (144A) (b)	200,016	144,804
Lendmark Funding Trust 2.830%, 12/22/25 (144A)	5,115,130	5,101,017
Litigation Fee Residual Funding LLC 4.000%, 10/30/27 (144A)	2,148,334	2,140,268
LoanCore Issuer, Ltd. 3.524%, 1M LIBOR + 1.130%, 05/15/28 (144A) (b)	2,210,000	2,214,131
Long Beach Mortgage Loan Trust 2.514%, 1M LIBOR + 0.110%, 10/25/36 (b)	546,052	233,178
2.554%, 1M LIBOR + 0.150%, 06/25/36 (b)	610,214	337,938
2.564%, 1M LIBOR + 0.160%, 05/25/36 (b)	3,529,190	1,545,478
2.564%, 1M LIBOR + 0.160%, 10/25/36 (b)	2,169,790	935,405
2.564%, 1M LIBOR + 0.160%, 11/25/36 (b)	2,638,273	1,181,644
2.584%, 1M LIBOR + 0.180%, 03/25/46 (b)	1,143,384	915,844
2.624%, 1M LIBOR + 0.220%, 11/25/36 (b)	776,319	351,900
2.664%, 1M LIBOR + 0.260%, 05/25/36 (b)	2,450,824	1,101,955
Madison Park Funding, Ltd. 3.542%, 3M LIBOR + 0.950%, 04/19/30 (144A) (b)	1,330,000	1,320,715
3.659%, 3M LIBOR + 1.220%, 01/20/29 (144A) (b)	2,260,000	2,260,000
3.754%, 3M LIBOR + 1.250%, 01/22/28 (144A) (b)	1,320,000	1,319,984
3.782%, 3M LIBOR + 1.200%, 07/29/30 (144A) (b)	2,030,000	2,029,610
3.782%, 3M LIBOR + 1.190%, 10/21/30 (144A) (b)	5,000,000	4,993,020
Marathon CRE Issuer, Ltd. 3.544%, 1M LIBOR + 1.150%, 06/15/28 (144A) (b)	510,000	510,000
Marble Point CLO, Ltd. 3.781%, 3M LIBOR + 1.180%, 12/18/30 (144A) (b)	580,000	577,013
Mariner Finance Issuance Trust 2.960%, 07/20/32 (144A)	3,470,000	3,469,346
3.510%, 07/20/32 (144A)	560,000	559,885
4.010%, 07/20/32 (144A)	490,000	489,971
Merrill Lynch First Franklin Mortgage Loan Trust 2.644%, 1M LIBOR + 0.240%, 05/25/37 (b)	10,469,525	7,921,265
Mountain Hawk II CLO, Ltd. 4.192%, 3M LIBOR + 1.600%, 07/20/24 (144A) (b)	1,138,000	1,137,289
MP CLO, Ltd. 3.842%, 3M LIBOR + 1.250%, 10/20/30 (144A) (b)	1,010,000	1,006,298
Neuberger Berman Loan Advisers CLO, Ltd. 3.771%, 3M LIBOR + 1.170%, 10/18/30 (144A) (b)	1,770,000	1,766,766
Nomura Asset Acceptance Corp. Alternative Loan Trust 2.804%, 1M LIBOR + 0.400%, 10/25/36 (144A) (b)	311,152	290,593
OCP CLO, Ltd. 3.406%, 3M LIBOR + 0.820%, 10/26/27 (144A) (b)	270,000	269,095
3.563%, 3M LIBOR + 1.260%, 07/15/30 (144A) (b)	3,270,000	3,269,693
3.666%, 3M LIBOR + 1.080%, 04/26/31 (144A) (b)	160,000	158,617
3.721%, 3M LIBOR + 1.120%, 10/18/28 (144A) (b)	2,366,000	2,366,123
4.470%, 3M LIBOR + 1.950%, 11/20/30 (144A) (b)	250,000	244,456
Octagon Investment Partners, Ltd. 3.561%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	2,210,000	2,185,602
3.580%, 3M LIBOR + 1.000%, 01/25/31 (144A) (b)	3,420,000	3,386,679
3.608%, 3M LIBOR + 1.020%, 07/17/30 (144A) (b)	3,370,000	3,338,002
3.782%, 3M LIBOR + 1.190%, 01/20/31 (144A) (b)	430,000	429,376
OFSI Fund, Ltd. 3.501%, 3M LIBOR + 0.900%, 10/18/26 (144A) (b)	596,699	596,450
3.727%, 3M LIBOR + 1.130%, 03/20/25 (144A) (b)	4,190,000	4,188,747

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Assets-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
OHA Loan Funding, Ltd. 3.564%, 3M LIBOR + 1.040%, 05/23/31 (144A) (b)	5,670,000	$5,636,451
3.928%, 3M LIBOR + 1.410%, 08/15/29 (144A) (b)	540,000	541,552
OZLM Funding, Ltd. 3.842%, 3M LIBOR + 1.250%, 10/22/30 (144A) (b)	10,705,000	10,672,885
5.592%, 3M LIBOR + 3.000%, 01/22/29 (144A) (b)	3,950,000	3,951,011
OZLM, Ltd. 3.817%, 3M LIBOR + 1.220%, 11/22/30 (144A) (b)	690,000	690,268
4.082%, 3M LIBOR + 1.490%, 01/20/29 (144A) (b)	1,950,000	1,950,521
4.297%, 3M LIBOR + 1.700%, 01/15/29 (144A) (b)	2,570,000	2,561,200
4.492%, 3M LIBOR + 1.900%, 01/20/31 (144A) (b)	320,000	308,620
4.692%, 3M LIBOR + 2.100%, 01/20/29 (144A) (b)	810,000	810,048
Palmer Square CLO, Ltd. 3.631%, 3M LIBOR + 1.030%, 04/18/31 (144A) (b)	1,040,000	1,028,550
3.701%, 3M LIBOR + 1.100%, 07/16/31 (144A) (b)	1,240,000	1,228,768
3.718%, 3M LIBOR + 1.130%, 01/17/31 (144A) (b)	1,312,000	1,305,454
3.742%, 3M LIBOR + 1.220%, 05/21/29 (144A) (b)	2,600,000	2,598,700
3.868%, 3M LIBOR + 1.350%, 08/15/26 (144A) (b)	945,000	938,414
4.172%, 3M LIBOR + 1.650%, 05/21/29 (144A) (b)	570,000	569,430
Parallel Ltd. 4.342%, 3M LIBOR + 1.750%, 07/20/27 (144A) (b)	350,000	344,295
Progress Residential Trust 2.740%, 06/12/32 (144A)	1,108,983	1,107,983
2.768%, 08/17/34 (144A)	927,022	932,702
4.778%, 03/17/35 (144A)	120,000	122,351
6.643%, 11/12/32 (144A)	250,000	252,715
PRPM LLC 4.250%, 01/25/22 (144A)	66,253	66,960
Race Point CLO, Ltd. 3.807%, 3M LIBOR + 1.210%, 10/15/30 (144A) (b)	1,170,000	1,163,257
Regatta VI Funding, Ltd. 3.672%, 3M LIBOR + 1.080%, 07/20/28 (144A) (b)	2,910,000	2,906,924
Riserva CLO, Ltd. 3.538%, 3M LIBOR + 1.140%, 10/18/28 (144A) (b)	1,110,000	1,109,445
Rockford Tower CLO, Ltd. 3.782%, 3M LIBOR + 1.190%, 10/20/30 (144A) (b)	2,590,000	2,581,422
3.967%, 3M LIBOR + 1.370%, 04/15/29 (144A) (b)	3,550,000	3,550,266
4.347%, 3M LIBOR + 1.750%, 10/15/29 (144A) (b)	1,590,000	1,583,945
4.397%, 3M LIBOR + 1.800%, 04/15/29 (144A) (b)	1,500,000	1,499,971
4.897%, 3M LIBOR + 2.300%, 10/15/29 (144A) (b)	310,000	307,009
RR 3, Ltd. 3.687%, 3M LIBOR + 1.090%, 01/15/30 (144A) (b)	560,000	555,575
RR 6, Ltd. 3.626%, 3M LIBOR + 1.250%, 04/15/30 (144A) (b)	2,360,000	2,357,048
SG Mortgage Securities Trust 2.614%, 1M LIBOR + 0.210%, 10/25/36 (b)	570,000	464,201
Silver Creek CLO, Ltd. 3.832%, 3M LIBOR + 1.240%, 07/20/30 (144A) (b)	1,330,000	1,329,513
Sound Point CLO II, Ltd. 3.656%, 3M LIBOR + 1.070%, 01/26/31 (144A) (b)	500,000	494,550
Sound Point CLO, Ltd. 3.879%, 3M LIBOR + 1.400%, 04/15/32 (144A) (b)	4,840,000	4,839,782
4.122%, 3M LIBOR + 1.530%, 01/23/29 (144A) (b)	3,080,000	3,080,705
Soundview Home Loan Trust 3.199%, 1M LIBOR + 0.795%, 01/25/35 (b)	23,158	22,907
Steele Creek CLO, Ltd. 3.847%, 3M LIBOR + 1.250%, 01/15/30 (144A) (b)	670,000	671,175

Asset-Backed - Other—(Continued)
Symphony CLO, Ltd. 3.627%, 3M LIBOR + 1.030%, 10/15/25 (144A) (b)	7,178,693	7,178,736
Symphony Credit Opportunities 3.777%, 3M LIBOR + 1.180%, 07/15/28 (144A) (b)	660,000	660,028
TCI-Flatiron CLO,Ltd. 3.725%, 3M LIBOR + 1.200%, 11/18/30 (144A) (b)	1,080,000	1,078,595
TIAA CLO, Ltd. 3.751%, 3M LIBOR + 1.150%, 01/16/31 (144A) (b)	571,000	568,058
3.872%, 3M LIBOR + 1.280%, 04/20/29 (144A) (b)	900,000	901,889
TICP CLO, Ltd. 4.076%, 3M LIBOR + 1.700%, 01/15/29 (144A) (b)	1,270,000	1,269,153
Towd Point Mortgage Trust 3.404%, 1M LIBOR + 1.000%, 05/25/58 (144A) (b)	560,840	564,089
4.250%, 11/25/58 (144A) (b)	840,000	865,079
4.500%, 11/25/58 (144A) (b)	2,110,000	2,193,184
Tricon American Homes Trust 4.564%, 05/17/37 (144A)	260,000	271,857
4.960%, 05/17/37 (144A)	180,000	186,685
5.104%, 01/17/36 (144A)	340,000	353,200
Venture CLO, Ltd. 3.671%, 3M LIBOR + 1.070%, 07/18/31 (144A) (b)	420,000	416,060
Vericrest Opportunity Loan Trust 3.967%, 02/25/49 (144A)	416,124	420,034
3.967%, 03/25/49 (144A)	2,526,701	2,544,952
Vibrant CLO, Ltd. 4.142%, 3M LIBOR + 1.550%, 01/20/29 (144A) (b)	1,020,000	1,020,594
Voya CLO, Ltd. 3.727%, 3M LIBOR + 1.130%, 10/15/30 (144A) (b)	1,020,000	1,016,919
Washington Mutural Asset-Backed Certificates Trust 2.559%, 1M LIBOR + 0.155%, 10/25/36 (b)	873,509	706,520
2.584%, 1M LIBOR + 0.180%, 09/25/36 (b)	2,218,927	1,038,136
2.624%, 1M LIBOR + 0.220%, 02/25/37 (b)	2,168,509	940,156
Wellfleet CLO, Ltd. 3.912%, 3M LIBOR + 1.320%, 04/20/29 (144A) (b)	850,000	850,035
West CLO, Ltd. 3.725%, 3M LIBOR + 1.160%, 11/07/25 (144A) (b)	248,856	248,766
Westcott Park CLO, Ltd. 3.684%, 3M LIBOR + 1.210%, 07/20/28 (144A) (b)	1,370,000	1,370,071
York CLO, Ltd. 2.727%, 3M LIBOR + 1.630%, 01/20/30 (144A) (b)	800,000	803,226
3.842%, 3M LIBOR + 1.250%, 10/20/29 (144A) (b)	630,000	630,833
4.342%, 3M LIBOR + 1.750%, 10/20/29 (144A) (b)	850,000	849,132

		335,926,746

Asset-Backed - Student Loan—0.4%
Navient Private Education Loan Trust 4.144%, 1M LIBOR + 1.750%, 10/17/44 (144A) (b)	4,595,000	4,623,824
Scholar Funding Trust 3.052%, 1M LIBOR + 0.650%, 01/30/45 (144A) (b)	4,208,230	4,158,475
SLM Private Credit Student Loan Trust 2.740%, 3M LIBOR + 0.330%, 03/15/24 (b)	2,466,561	2,458,595
SLM Private Education Loan Trust 2.500%, 03/15/47 (144A)	507,276	507,127
3.000%, 05/16/44 (144A)	970,000	969,360
3.794%, 1M LIBOR + 1.400%, 10/15/31 (144A) (b)	244,996	245,240

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Assets-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
SMB Private Education Loan Trust 3.500%, 12/17/40 (144A)	1,340,000	$1,369,622

		14,332,243

Total Asset-Backed Securities (Cost $393,561,979)		397,420,626

Municipals — 6.3%
Aldine Independent School Distict 5.000%, 02/15/43	240,000	286,118
American Municipal Power, Inc., Build America Bonds 6.449%, 02/15/44	355,000	500,344
7.834%, 02/15/41	425,000	673,625
Arizona Health Facilities Authority 2.546%, 3M LIBOR, 01/01/37 (b)	780,000	765,437
Arizona State University 5.000%, 07/01/43	330,000	391,552
Atlanta GA Water & Wastewater Revenue 5.000%, 11/01/41	500,000	601,930
Aurora, CO Water Revenue 5.000%, 08/01/41	1,020,000	1,202,509
5.000%, 08/01/46	1,190,000	1,397,334
Austin TX Water & Wastewater System Rev. 5.000%, 11/15/43	500,000	567,410
Bay Area Toll Bridge Authority, Build America Bonds 6.918%, 04/01/40	1,575,000	2,270,425
7.043%, 04/01/50	4,800,000	7,747,536
Berks County Industrial Development Authority 5.000%, 11/01/47	510,000	584,373
5.000%, 11/01/50	480,000	548,669
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	2,100,000	2,055,333
California Health Facilities Financing Authority 5.000%, 08/15/33	495,000	598,500
Series A 5.000%, 08/15/47	500,000	582,405
Series A2 5.000%, 11/01/47	400,000	569,596
California Pollution Control Financing Authority 5.000%, 11/21/45 (144A)	450,000	480,411
California State Public Works Board, Build America Bond 8.361%, 10/01/34	760,000	1,175,773
Canaveral Port Authority
5.000%, 06/01/45	520,000	601,687
5.000%, 06/01/48	520,000	614,692
Central Puget Sound Regional Transit Authority 5.000%, 11/01/50	510,000	583,491
Central Texas Regional Mobility Authority
5.000%, 01/01/45	350,000	392,532
5.000%, 01/01/46	350,000	395,042
Chesapeake Bay Bridge & Tunnel District
5.000%, 07/01/41	360,000	421,985
5.000%, 07/01/51	275,000	310,054
City & County of Denver
5.000%, 08/01/48	610,000	712,620
Series A 5.000%, 08/01/44	850,000	993,616
City of Columbia SC Waterworks & Sewer System Revenue 5.000%, 02/01/42	390,000	470,824
City of New York NY 3.760%, 12/01/27	730,000	795,423
Clark County, NV, Airport Revenue
Series B 5.000%, 07/01/32	190,000	240,350
5.000%, 07/01/33	190,000	239,163
5.000%, 07/01/35	400,000	499,400
5.000%, 07/01/40	200,000	245,602
5.000%, 07/01/41	520,000	636,428
5.000%, 07/01/42	680,000	830,198
Colorado Health Facilities Authority 5.250%, 02/01/31	325,000	343,060
Commonwealth Financing Authority
4.144%, 06/01/38	730,000	790,751
Series A 3.807%, 06/01/41	2,705,000	2,837,788
3.864%, 06/01/38	720,000	757,058
Commonwealth of Puerto Rico 8.000%, 07/01/35 (g)	5,000,000	2,587,500
Connecticut State Health & Educational Facility Authority 5.000%, 07/01/45	1,640,000	1,821,667
County of King WA Sewer Revenue
5.000%, 07/01/47	520,000	589,789
Dallas Area Rapid Transit
5.000%, 12/01/41	680,000	788,079
5.000%, 12/01/46	920,000	1,062,444
DuBois Hospital Authority 5.000%, 07/15/43	360,000	415,591
Dutchess County Local Development Corp. 5.000%, 07/01/46	1,025,000	1,167,660
Grand Parkway Transportation Corp. 5.000%, 10/01/43	940,000	1,119,258
Grant County Public Utility District No. 2 4.584%, 01/01/40	315,000	370,714
Great Lakes Water Authority Water Supply System Revenue 5.250%, 07/01/33	150,000	180,870
Idaho Health Facilities Authority 5.000%, 12/01/47	320,000	375,347
Indiana Finance Authority 5.000%, 10/01/45	870,000	986,624
Indiana Housing & Community Development Authority 3.800%, 07/01/38	260,000	276,250
JobsOhio Beverage System 3.985%, 01/01/29	1,335,000	1,453,147
Kansas City Industrial Development Authority 5.000%, 03/01/49	1,150,000	1,358,300
Kentucky Economic Development Finance Authority 5.250%, 06/01/50	330,000	363,597
Kentucky Turnpike Authority 5.000%, 07/01/20	370,000	382,994
Las Vegas Valley Water District 5.000%, 06/01/46	300,000	348,483
Lexington County Health Services District, Inc. 5.000%, 11/01/41	300,000	342,630

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	1,565,000	$2,338,360
Los Angeles, CA Department of Water & Power Revenue, Build America Bond 6.603%, 07/01/50	445,000	700,724
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	2,020,000	2,769,885
Louisiana Public Facilities Authority 5.000%, 07/01/48	340,000	401,061
Louisville & Jefferson County Metropolitan Sewer District 5.000%, 05/15/25	540,000	646,191
Maryland Stadium Authority 5.000%, 05/01/41	460,000	534,405
Massachusetts Bay Transportation Authority
5.000%, 07/01/39	320,000	383,910
5.000%, 07/01/40	340,000	406,745
Massachusetts Development Finance Agency
5.000%, 07/01/43	680,000	792,336
5.000%, 07/01/47	500,000	577,670
5.000%, 07/01/48	760,000	881,661
5.000%, 07/01/53	720,000	831,031
Massachusetts Educational Financing Authority 5.000%, 01/01/22	500,000	539,775
Massachusetts Housing Finance Agency
4.500%, 12/01/39	265,000	276,856
4.500%, 12/01/48	330,000	351,024
4.600%, 12/01/44	285,000	298,677
Massachusetts Port Authority 5.000%, 07/01/43	460,000	529,561
Massachusetts Water Resources Authority 5.000%, 08/01/40	270,000	320,082
Matagorda County TX 2.600%, 11/01/29	650,000	657,651
Mesquite Independent School District 5.000%, 08/15/42	570,000	668,411
Metropolitan Atlanta Rapid Transit Authority Series A 5.000%, 07/01/41	650,000	752,128
Series B 5.000%, 07/01/45	400,000	468,568
Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Board
5.000%, 07/01/40	260,000	299,710
5.000%, 07/01/46	690,000	788,863
Metropolitan St. Louis Sewer District
5.000%, 05/01/42	710,000	845,113
Series A 5.000%, 05/01/47	650,000	770,562
Metropolitan Transportation Authority
5.000%, 11/15/45	250,000	283,965
Series B 5.000%, 11/15/52	820,000	975,160
Series B1 5.000%, 05/15/22	2,480,000	2,728,322
Metropolitan Transportation Authority, Build America Bonds
6.668%, 11/15/39	170,000	237,442
Metropolitan Transportation Authority, Build America Bonds
6.687%, 11/15/40	590,000	824,678
6.814%, 11/15/40	330,000	464,604
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Build America Bonds
5.000%, 10/01/32	890,000	1,053,164
7.462%, 10/01/46	560,000	887,634
Miami-Dade County, FL Aviation Revenue
3.354%, 10/01/29	195,000	204,202
3.454%, 10/01/30	355,000	369,917
3.504%, 10/01/31	330,000	342,491
5.000%, 10/01/38	1,025,000	1,167,803
5.000%, 10/01/40	500,000	584,735
Series C 4.062%, 10/01/31	495,000	539,144
Miami-Dade County, FL Educational Facilities Authority 5.000%, 04/01/53	450,000	522,284
Michigan Finance Authority
5.000%, 11/15/41	330,000	381,414
5.000%, 12/01/47	1,810,000	1,967,072
Michigan State Housing Development Authority
3.550%, 10/01/33	300,000	315,594
4.000%, 10/01/43	290,000	307,487
4.050%, 10/01/48	140,000	147,988
4.150%, 10/01/53	690,000	726,335
Mississippi State Hospital Equipment & Facilities Authority, Baptist Memorial Health Care
5.000%, 09/01/46	630,000	699,565
Missouri State Health & Educational Facilities Authority Revenue
5.000%, 11/15/29	340,000	403,543
Municipal Electric Authority of Georgia, Build America Bond
6.637%, 04/01/57	476,000	571,881
New Hope Cultural Education Facilities Finance Corp.
5.000%, 08/15/47	380,000	444,440
New Jersey State Turnpike Authority, Build America Bond
7.414%, 01/01/40	492,000	761,099
New Jersey Transportation Trust Fund Authority
5.000%, 06/15/29	380,000	444,505
Series C
5.754%, 12/15/28	815,000	937,894
New Orleans Aviation Board
5.000%, 01/01/40	530,000	589,811
New York City Housing Development Corp
3.700%, 11/01/38	320,000	334,662
3.850%, 11/01/43	950,000	994,489
4.000%, 11/01/53	1,010,000	1,060,944
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/40	370,000	428,719
New York City Transitional Finance Authority Future Tax Secured Revenue
3.050%, 05/01/27	1,670,000	1,729,819
3.550%, 05/01/25	1,475,000	1,574,695
3.650%, 11/01/24	945,000	995,898
New York City Transitional Finance Authority Future Tax Secured Revenue
3.750%, 11/01/25	945,000	995,406

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
New York City Transitional Finance Authority Future Tax Secured Revenue
3.900%, 08/01/31	1,310,000	$1,415,337
5.000%, 05/01/36	390,000	462,134
Series C 3.350%, 11/01/30	1,495,000	1,595,613
New York City Water & Sewer System
5.375%, 06/15/43	2,360,000	2,500,320
5.500%, 06/15/43	2,825,000	3,002,382
5.882%, 06/15/44	270,000	381,378
New York City Water & Sewer System, Build America Bonds
5.440%, 06/15/43	505,000	672,680
5.750%, 06/15/41	675,000	944,163
New York Convention Center Development Corp.
5.000%, 11/15/40	370,000	432,286
5.000%, 11/15/46	920,000	1,078,516
New York State Dormitory Authority
5.000%, 02/15/36	620,000	747,305
5.000%, 02/15/37	360,000	432,536
5.000%, 02/15/38	330,000	395,393
5.000%, 02/15/40	380,000	453,203
New York State Dormitory Authority, Build America Bond
5.389%, 03/15/40	355,000	441,482
New York State Urban Development Corp.
3.120%, 03/15/25	980,000	1,021,817
3.250%, 03/15/25	640,000	667,546
3.320%, 03/15/29	1,285,000	1,356,754
New York Transportation Development Corp.
5.000%, 07/01/46	340,000	373,221
5.250%, 01/01/50	2,060,000	2,281,265
North Carolina Department of Transportation
5.000%, 06/30/54	1,000,000	1,091,260
North Carolina Turnpike Authority
5.000%, 01/01/35	360,000	436,968
Ohio Turnpike & Infrastructure Commission
5.000%, 02/15/48	550,000	601,552
Orange County Local Transportation Authority, Build America Bond
6.908%, 02/15/41	1,420,000	2,014,582
Oregon School Boards Association
4.759%, 06/30/28	2,650,000	2,953,054
Series B 5.550%, 06/30/28	1,735,000	2,057,675
5.680%, 06/30/28	1,235,000	1,488,867
Pennsylvania Economic Development Financing Authority
5.000%, 12/31/38	510,000	577,723
Pennsylvania Turnpike Commission
5.000%, 12/01/46	320,000	367,165
Series A 5.000%, 12/01/48	3,300,000	3,939,837
Series B 5.000%, 12/01/43	1,010,000	1,203,354
Series B1 5.250%, 06/01/47	560,000	649,886
Port Authority of New York & New Jersey
4.458%, 10/01/62	1,290,000	1,543,601
4.960%, 08/01/46	1,350,000	1,723,950
5.000%, 11/15/47	290,000	341,127
Port of Seattle
5.000%, 05/01/43	260,000	300,378
Public Power Generation Agency Revenue
5.000%, 01/01/35	360,000	418,910
Regents of the University of California Medical Center Pooled Revenue, Build America Bonds
6.583%, 05/15/49	1,455,000	2,085,815
Series L 5.000%, 05/15/47	460,000	531,249
Riverside, CA, Electric Revenue, Buld America Bond
7.605%, 10/01/40	525,000	820,297
Royal Oak Hospital Finance Authority
5.000%, 09/01/39	450,000	498,137
Sacramento County Sanitation Districts Financing Authority
2.219%, 3M LIBOR, x 0.67 + 0.530%, 12/01/35 (b)	2,220,000	2,187,077
Salt Lake City Corp. Airport Revenue
5.000%, 07/01/47	1,510,000	1,755,940
Salt River Arizona Project Agricultural Improvement & Power District
5.000%, 01/01/36	520,000	638,773
Series A 5.000%, 12/01/45	1,870,000	2,158,017
San Antonio TX Electric & Gas Systems Revenue
5.000%, 02/01/48	250,000	275,130
San Antonio Water System
5.000%, 05/15/39	530,000	610,899
San Antonio, TX Electric & Gas Systems Revenue, Build Amereica Bond
5.808%, 02/01/41	875,000	1,202,303
San Diego County Regional Airport Authority
5.000%, 07/01/47	470,000	557,279
San Diego Public Facilities Financing Authority
5.000%, 05/15/39	475,000	563,944
San Francisco City & County Airport Comm-San Francisco International Airport
5.000%, 05/01/46	980,000	1,126,059
San Jose Redevelopment Agency Successor Agency
2.958%, 08/01/24	1,195,000	1,237,733
South Carolina Ports Authority
5.000%, 07/01/55	260,000	301,426
South Carolina Public Service Authority
2.388%, 12/01/23	2,205,000	2,186,235
State of California
3.349%, 07/01/29	2,045,000	2,167,659
4.600%, 04/01/38	3,765,000	4,111,229
Series B 2.650%, 04/01/26	2,495,000	2,555,953
State of California General Obligation Unlimited, Build America Bonds
7.300%, 10/01/39	860,000	1,292,709
7.350%, 11/01/39	300,000	453,597
7.500%, 04/01/34	1,125,000	1,698,075
7.550%, 04/01/39	1,375,000	2,176,790
State of Connecticut
Series A 2.990%, 01/15/23	885,000	902,426
3.310%, 01/15/26	1,445,000	1,515,545
5.850%, 03/15/32	1,445,000	1,858,443

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
State of Illinois
Series A 5.000%, 05/01/20	400,000	$410,832
5.000%, 12/01/24	250,000	282,740
Series D 5.000%, 11/01/22	240,000	262,615
5.000%, 11/01/24	1,280,000	1,445,478
5.000%, 11/01/25	3,440,000	3,910,798
5.000%, 11/01/26	1,000,000	1,148,130
State of Illinois, General Obligation Unlimited
5.100%, 06/01/33	5,145,000	5,418,097
State of Missouri
3.086%, 09/15/51	1,230,000	1,147,012
3.651%, 01/15/46	170,000	177,769
State of Ohio
5.000%, 05/01/36	1,015,000	1,180,516
5.000%, 05/01/37	760,000	881,760
State of Oregon
5.892%, 06/01/27	1,900,000	2,296,245
State of Texas
5.000%, 04/01/40	380,000	445,827
5.000%, 04/01/43	610,000	713,279
State of Virginia
5.000%, 12/01/40	270,000	327,534
State of Washington General Obligation Unlimited
5.000%, 08/01/40	1,300,000	1,515,760
5.000%, 02/01/41	610,000	718,800
5.000%, 08/01/41	400,000	475,592
State of Wisconsin
3.154%, 05/01/27	690,000	721,781
5.000%, 05/01/36	490,000	571,075
5.000%, 05/01/38	500,000	578,380
Series A 5.000%, 05/01/25	500,000	599,310
Sumter Landing Community Development District
4.172%, 10/01/47	385,000	425,321
Tennessee Housing Development Agency
3.750%, 07/01/38	280,000	297,032
3.850%, 07/01/43	130,000	136,572
3.950%, 01/01/49	100,000	105,257
Texas Municipal Gas Acquisition & Supply Corp. I
6.250%, 12/15/26	260,000	303,800
Texas Private Activity Bond Surface Transportation Corp.
5.000%, 12/31/55	170,000	186,839
Tobacco Settlement Finance Authority
7.467%, 06/01/47	1,180,000	1,190,502
Tobacco Settlement Financing Corp.
6.706%, 06/01/46	270,000	254,702
TSASC, Inc.
5.000%, 06/01/41	560,000	609,773
University of California CA, Revenue
3.063%, 07/01/25	665,000	690,556
4.601%, 05/15/31	650,000	741,936
4.858%, 05/15/12	239,000	290,093
University of Houston
5.000%, 02/15/36	1,040,000	1,217,611
University of Oregon
5.000%, 04/01/46	380,000	443,194
University of Texas
2.836%, 05/15/27	805,000	824,537
University of Texas System
5.000%, 08/15/39	400,000	498,208
Virginia Small Business Financing Authority
5.000%, 12/31/52	710,000	798,452
5.000%, 12/31/56	720,000	807,545
Washington Metropolitan Area Transit Authority
5.000%, 07/01/36	290,000	349,064
Washington State Convention Center Public Facilities District
5.000%, 07/01/58	470,000	543,282
Water Revenue Authority of Georgia, Build America Bond
5.000%, 11/01/40	250,000	289,053
Weld County School District No. 2
5.250%, 12/01/41	560,000	671,642
West Virginia Hospital Finance Authority
5.000%, 06/01/20	390,000	401,903
5.000%, 06/01/21	390,000	414,738
5.000%, 06/01/22	425,000	465,384
5.000%, 06/01/23	355,000	398,960
5.000%, 06/01/24	375,000	432,296
Wisconsin Health & Educational Facilities Authority 5.000%, 12/15/44	310,000	342,690

Total Municipals (Cost $211,112,585)		218,725,984

Mortgage-Backed Securities—5.4%

Collateralized Mortgage Obligations—1.9%
Alternative Loan Trust 6.000%, 04/25/37	143,272	102,312
American Home Mortgage Assets Trust 3.424%, 12M MTA + 0.920%, 11/25/46 (b)	290,451	144,822
3.444%, 12M MTA + 0.940%, 10/25/46 (b)	498,748	445,979
APS Resecuritization Trust 5.004%, 1M LIBOR + 2.600%, 04/27/47 (144A) (b)	591,622	601,435
5.254%, 1M LIBOR + 2.850%, 09/27/46 (144A) (b)	2,620,737	2,704,184
Ari Investments LLC 4.480%, 01/06/25 (i)	977,998	977,998
Banc of America Alternative Loan Trust 5.500%, 10/25/35	1,087,418	1,104,358
Bear Stearns Asset-Backed Securities Trust 6.250%, 12/25/35	2,041,095	2,017,206
6.250%, 02/25/36	2,832,312	2,635,179
CCRE Commercial Mortgage 4.637%, 01/15/39	728,000	805,122
Chase Mortgage Finance Trust 6.000%, 12/25/37	8,970,610	6,627,682
CIM Trust 3.015%, 06/25/57 (144A) (b)	586,189	586,069
4.000%, 02/25/49 (144A) (b)	1,647,676	1,686,442
Countrywide Alternative Loan Trust 2.544%, 1M LIBOR + 0.140%, 04/25/47 (b)	784,446	745,237
2.573%, 1M LIBOR + 0.190%, 03/20/47 (b)	1,684,274	1,449,715
2.583%, 1M LIBOR + 0.200%, 07/20/46 (b)	2,754,565	2,158,991
2.594%, 1M LIBOR + 0.190%, 10/25/46 (b)	1,064,290	1,038,848
2.614%, 1M LIBOR + 0.210%, 07/25/46 (b)	1,362,005	1,320,901

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust
2.634%, 1M LIBOR + 0.230%, 11/25/36 (b)	550,803	$448,237
2.754%, 1M LIBOR + 0.350%, 06/25/35 (b)	1,545,540	1,350,051
3.004%, 1M LIBOR + 0.600%, 01/25/36 (b)	588,114	508,162
4.234%, 12M MTA + 1.730%, 11/25/46 (b)	3,004,627	2,639,932
5.500%, 04/25/37	855,058	675,979
6.000%, 05/25/37	2,945,895	2,018,646
Countrywide Home Loan Mortgage Pass-Through Trust 3.464%, 12M MTA + 0.960%, 04/25/46 (b)	3,959,436	1,959,912
Credit Suisse Mortgage Capital Certificates 2.790%, 1M LIBOR + 0.180%, 03/27/36 (144A) (b)	2,054,245	1,781,410
3.830%, 08/26/58 (144A)	1,584,364	1,599,198
6.500%, 10/27/37 (144A)	2,615,084	1,501,767
CSFB Mortgage-Backed Pass-Through Certificates 3.754%, 1M LIBOR + 1.350%, 11/25/35 (b)	446,727	142,230
Deutsche ALT-A Securities Mortgage Loan Trust 2.574%, 1M LIBOR + 0.170%, 08/25/47 (b)	500,629	344,653
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 2.930%, 1M LIBOR + 0.500%, 01/27/37 (144A) (b)	92,585	88,152
GreenPoint Mortgage Funding Trust 4.504%, 12M MTA + 2.000%, 03/25/36 (b)	198,276	195,134
GSR Mortgage Loan Trust 6.000%, 07/25/37	665,981	589,800
IndyMac INDX Mortgage Loan Trust 3.745%, 09/25/37 (b)	885,872	633,065
JPMorgan Alternative Loan Trust 2.614%, 1M LIBOR + 0.210%, 03/25/37 (b)	1,225,299	1,162,229
4.349%, 05/25/37 (b)	297,090	270,294
JPMorgan Mortgage Trust 6.500%, 08/25/36	266,126	192,060
LSTAR Securities Investment Trust 3.940%, 1M LIBOR + 1.500%, 04/01/24 (144A) (b)	1,306,217	1,338,125
MASTR Resecuritization Trust 2.864%, 08/25/37 (144A) (b)	453,558	307,971
MCM Capital LLC
Zero Coupon, 10/25/28	5,190,051	1,141,811
4.000%, 10/25/28	3,323,573	3,331,125
Merrill Lynch Mortgage Investors Trust 4.514%, 05/25/36 (b)	1,391,233	1,273,303
Mortgage Loan Resecuritization Trust 2.780%, 1M LIBOR + 0.340%, 04/16/36 (144A) (b)	3,652,913	3,190,255
New Residential Mortgage Loan Trust 4.250%, 12/25/57 (144A) (b)	626,782	651,121
4.335%, 02/26/24 (144A)	1,916,029	1,943,477
Nomura Asset Acceptance Corp. Alternative Loan Trust 6.634%, 05/25/36	259,303	100,119
Seasoned Credit Risk Transfer Trust
Zero Coupon, 07/25/56 (144A) (j)	829,296	71,372
1.088%, 07/25/56 (144A) (b) (c)	1,101,680	133,485
4.750%, 07/25/56 (144A) (b)	540,000	549,021
4.750%, 05/25/57 (b)	150,000	146,622
6.324%, 05/25/57 (b)	168,954	91,144
Structured Adjustable Rate Mortgage Loan Trust 4.113%, 04/25/36 (b)	347,182	290,527
4.420%, 04/25/47 (b)	900,756	664,635

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments Trust 2.594%, 1M LIBOR + 0.190%, 06/25/36 (b)	1,383,585	1,332,698
2.614%, 1M LIBOR + 0.210%, 05/25/46 (b)	266,423	229,531
2.634%, 1M LIBOR + 0.230%, 02/25/36 (b)	1,818,261	1,777,648
Voyager OPTONE Delaware Trust 5.193%, 1M LIBOR, 02/25/38 (144A) (b) (c)	3,601,577	1,340,668

		65,158,049

Commercial Mortgage-Backed Securities—3.5%
AOA Mortgage Trust 3.110%, 12/13/29 (144A) (b)	460,000	459,598
AREIT Trust 3.251%, 1M LIBOR + 0.850%, 02/14/35 (144A) (b)	61,254	61,218
Ashford Hospitality Trust, Inc. 4.494%, 1M LIBOR + 2.100%, 04/15/35 (144A) (b)	640,000	642,597
Atrium Hotel Portfolio Trust 4.344%, 1M LIBOR + 1.950%, 12/15/36 (144A) (b)	1,540,000	1,544,312
5.444%, 1M LIBOR + 3.050%, 12/15/36 (144A) (b)	286,038	288,181
BAMLL Commercial Mortgage Securities Trust 3.716%, 04/14/33 (144A) (b)	250,000	249,123
3.727%, 08/14/34 (144A) (b)	2,470,000	2,360,577
3.794%, 1M LIBOR + 1.400%, 11/15/33 (144A) (b)	510,000	508,403
3.894%, 1M LIBOR + 1.500%, 11/15/32 (144A) (b)	300,000	300,000
4.394%, 1M LIBOR + 2.000%, 11/15/32 (144A) (b)	630,000	630,000
Banc of America Commercial Mortgage Trust 0.781%, 02/15/50 (b) (c)	4,070,000	179,960
1.437%, 02/15/50 (144A) (b) (c)	2,000,000	167,360
5.482%, 01/15/49 (b)	141,911	142,368
Bancorp Commercial Mortgage Trust (The) 3.244%, 1M LIBOR + 0.850%, 01/15/33 (144A) (b)	564,535	561,902
Barclays Commercial Mortgage Trust 1.349%, 05/15/52 (b) (c)	4,733,000	503,513
3.000%, 05/15/52 (144A)	285,000	252,003
4.178%, 05/15/52	364,000	375,459
Bayview Commercial Asset Trust 2.654%, 1M LIBOR + 0.250%, 10/25/36 (144A) (b)	214,326	204,924
2.704%, 1M LIBOR + 0.300%, 01/25/36 (144A) (b)	121,397	117,060
2.704%, 1M LIBOR + 0.300%, 10/25/36 (144A) (b)	218,086	209,014
2.764%, 1M LIBOR + 0.360%, 04/25/36 (144A) (b)	140,421	135,448
2.854%, 1M LIBOR + 0.450%, 01/25/36 (144A) (b)	90,373	87,159
3.904%, 1M LIBOR + 1.500%, 12/25/37 (144A) (b)	720,000	616,586
BB-UBS Trust 0.730%, 11/05/36 (144A) (b) (c)	85,480,000	2,663,531
4.160%, 11/05/36 (144A) (b)	330,000	328,453
BBCMS Mortgage Trust 3.116%, 1M LIBOR + 0.722%, 03/15/37 (144A) (b)	280,000	278,947
Bear Stearns Commercial Mortgage Securities Trust 5.513%, 01/12/45 (b)	265,064	264,404
Benchmark Mortgage Trust 1.215%, 03/15/52 (b) (c)	5,794,909	479,598
4.971%, 03/15/52 (b)	799,000	890,259
BHMS Mortgage Trust 3.644%, 1M LIBOR + 1.250%, 07/15/35 (144A) (b)	780,000	780,234
BWAY Mortgage Trust 3.446%, 03/10/33 (144A)	1,495,000	1,527,347

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BWAY Mortgage Trust
3.454%, 03/10/33 (144A)	2,690,000	$2,819,274
3.633%, 03/10/33 (144A)	600,000	611,620
BX Commercial Mortgage Trust 5.394%, 1M LIBOR + 3.000%, 11/15/35 (144A) (b)	3,597,708	3,608,941
BXP Trust 3.670%, 08/13/37 (144A) (b)	760,000	730,735
CCRESG Commercial Mortgage Trust 5.671%, 04/10/29 (144A) (b)	230,000	235,477
CD Commercial Mortgage Trust 3.514%, 05/10/50 (b)	10,000	10,581
CD Mortgage Trust 3.631%, 02/10/50	350,000	373,040
5.648%, 10/15/48	330,136	342,912
CFCRE Commercial Mortgage Trust 0.889%, 05/10/58 (b) (c)	2,370,000	108,438
CGDBB Commercial Mortgage Trust 3.184%, 1M LIBOR + 0.790%, 07/15/32 (144A) (b)	1,490,000	1,490,002
3.994%, 1M LIBOR + 1.600%, 07/15/32 (144A) (b)	1,110,000	1,112,091
4.544%, 1M LIBOR + 2.150%, 07/15/32 (144A) (b)	1,680,000	1,679,999
CHC Commercial Mortgage Trust 3.900%, 1M LIBOR + 1.500%, 06/15/34 (144A) (b)	1,698,000	1,698,000
Citigroup Commercial Mortgage Trust 4.995%, 04/15/49 (b)	40,000	43,085
CLNS Trust 5.912%, 1M LIBOR + 3.500%, 06/11/32 (144A) (b)	291,000	292,454
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.168%, 02/10/35 (144A) (b) (c)	60,958,000	327,954
1.193%, 03/10/46 (b) (c)	24,807,122	696,219
3.183%, 02/10/48	513,000	531,721
3.285%, 10/10/36 (144A) (b)	270,000	257,295
3.550%, 07/15/47	550,000	574,722
3.696%, 08/10/48	320,000	340,871
3.796%, 08/10/47	540,000	574,653
3.807%, 05/10/48 (144A) (b)	730,000	728,742
3.977%, 05/10/47	1,394,000	1,492,298
4.006%, 04/10/47	400,000	426,756
4.051%, 04/10/47	1,896,000	2,028,695
4.236%, 02/10/47 (b)	320,000	344,526
4.443%, 07/10/48 (b)	1,600,000	1,668,537
4.580%, 12/10/47 (b)	420,000	440,893
4.695%, 08/10/48 (b)	1,256,000	1,305,410
5.904%, 06/10/44 (144A) (b)	159,885	163,231
Commercial Mortgage Trust 3.807%, 05/10/48 (144A) (b)	1,740,000	1,741,759
Core Industrial Trust 3.077%, 02/10/34 (144A)	1,975,068	2,022,507
3.977%, 02/10/34 (144A) (b)	2,360,000	2,413,549
Credit Suisse First Boston Mortgage Securities Corp. 4.952%, 07/15/37 (b)	2,329	2,329
5.234%, 10/15/39 (144A) (b)	250,000	249,618
Credit Suisse Mortgage Capital Certificates Trust 3.344%, 1M LIBOR + 0.950%, 12/15/30 (144A) (b)	280,000	278,940
CSAIL Commercial Mortgage Trust 0.219%, 11/15/50 (b) (c)	3,940,000	65,987

Commercial Mortgage-Backed Securities—(Continued)
CSAIL Commercial Mortgage Trust
1.573%, 06/15/52 (b) (c)	11,798,000	1,464,678
3.000%, 03/15/52 (144A)	347,808	304,890
3.329%, 06/15/52	620,000	642,667
3.504%, 06/15/57	320,000	334,585
4.053%, 03/15/52	996,000	1,093,169
4.237%, 06/15/52 (b)	160,000	165,540
5.056%, 11/15/51 (b)	300,000	327,485
5.147%, 03/15/52 (b)	744,740	807,422
DBJPM Mortgage Trust 1.000%, 06/10/50 (b) (c)	2,060,000	127,423
3.276%, 05/10/49	240,000	249,958
DBUBS Mortgage Trust 3.452%, 10/10/34 (144A)	850,000	891,057
3.648%, 10/10/34 (144A) (b)	1,710,000	1,711,231
Eleven Madison Trust Mortgage Trust 3.673%, 09/10/35 (144A) (b)	440,000	465,783
Exantas Capital Corp., Ltd. 3.894%, 1M LIBOR + 1.500%, 04/15/36 (144A) (b)	940,000	940,882
GPMT, Ltd. 3.283%, 1M LIBOR + 0.900%, 11/21/35 (144A) (b)	532,967	532,967
GS Mortgage Securities Corp. II 3.550%, 12/10/27 (144A) (b)	11,042,358	11,006,241
5.366%, 05/03/32 (144A)	840,000	965,373
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	710,000	712,904
3.694%, 1M LIBOR + 1.300%, 07/15/32 (144A) (b)	80,000	79,753
3.894%, 1M LIBOR + 1.500%, 07/15/32 (144A) (b)	170,000	169,947
4.194%, 1M LIBOR + 1.800%, 07/15/32 (144A) (b)	70,000	69,695
4.894%, 1M LIBOR + 2.500%, 07/15/32 (144A) (b)	30,000	29,802
GS Mortgage Securities Trust 3.000%, 08/10/50 (144A)	240,000	214,594
3.650%, 1M LIBOR + 1.200%, 06/15/38 (144A) (b)	332,000	332,216
3.931%, 09/10/47	800,000	854,427
3.932%, 10/10/35 (144A) (b)	340,000	341,059
3.980%, 02/10/48	160,000	167,160
4.325%, 1M LIBOR + 1.875%, 06/15/36 (144A) (b)	950,000	947,931
4.529%, 04/10/47 (b)	50,000	51,655
4.557%, 07/10/48 (b)	500,000	527,200
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,225,681
Hudson Yards Mortgage Trust 3.557%, 07/10/39 (144A) (b)	1,460,000	1,408,692
IMT Trust 3.478%, 06/15/34 (144A)	540,000	565,233
3.613%, 06/15/34 (144A) (b)	570,000	574,484
JPMBB Commercial Mortgage Securities Trust 0.909%, 05/15/48 (b) (c)	1,094,991	29,524
1.010%, 09/15/47 (b) (c)	1,478,703	52,794
3.775%, 08/15/47	550,000	581,506
3.801%, 09/15/47	220,000	233,124
4.271%, 12/15/48 (144A) (b)	300,000	298,164
JPMCC Commercial Mortgage Securities Trust 3.490%, 07/15/50	320,000	336,858
4.050%, 03/15/50 (b)	330,000	338,441
4.050%, 09/15/50	110,000	115,887
4.800%, 03/15/50 (144A) (b)	650,000	664,383

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (b) (c)	2,067,000	$97,961
JPMorgan Chase Commercial Mortgage Securities Trust 0.652%, 04/15/46 (b) (c)	4,900,000	95,210
0.750%, 08/15/49 (144A) (b) (c)	5,300,000	246,196
1.000%, 1M LIBOR + 1.300%, 07/15/36 (144A) (b)	984,000	983,996
2.949%, 10/06/38 (144A) (b)	1,670,000	1,696,079
3.694%, 1M LIBOR + 1.300%, 06/15/45 (144A) (b)	130,000	132,354
3.750%, 06/13/52	716,000	719,102
3.783%, 06/05/39 (144A) (b)	336,000	340,024
4.394%, 01/15/49 (b)	970,000	980,439
KNDL Mortgage Trust 4.194%, 1M LIBOR + 1.800%, 05/15/36 (144A) (b)	2,728,000	2,727,989
Lehman Brothers Small Balance Commercial Mortgage Trust 2.654%, 1M LIBOR + 0.250%, 03/25/37 (144A) (b)	480,821	467,033
LSTAR Commercial Mortgage Trust 1.265%, 03/10/50 (144A) (b) (c)	887,774	38,421
3.273%, 04/20/48 (144A) (b)	590,000	599,695
Merrill Lynch Mortgage Trust 6.527%, 09/12/42 (144A) (b)	490,000	496,108
Morgan Stanley Bank of America Merrill Lynch Trust 1.333%, 12/15/47 (144A) (b) (c)	1,810,000	96,705
1.568%, 11/15/49 (b) (c)	1,085,161	82,430
3.060%, 10/15/48 (144A)	322,000	298,130
3.892%, 06/15/47	3,000,000	3,192,058
4.268%, 07/15/50 (144A) (b)	297,000	289,948
4.558%, 05/15/50 (b)	300,000	318,138
4.678%, 10/15/48 (b)	170,000	181,351
Morgan Stanley Capital Trust 1.198%, 03/15/52 (b) (c)	2,397,269	198,422
2.359%, 06/15/50 (144A) (b) (c)	1,190,000	174,190
2.546%, 06/15/50 (144A)	1,510,000	1,310,120
3.417%, 06/15/52	434,000	454,246
3.560%, 07/13/29 (144A) (b)	540,000	535,994
4.071%, 03/15/52	403,000	444,819
4.165%, 05/15/48 (144A) (b)	110,000	106,190
4.165%, 05/15/48 (b)	150,000	154,776
4.344%, 1M LIBOR + 1.950%, 11/15/34 (144A) (b)	330,000	331,706
4.944%, 1M LIBOR + 2.550%, 07/15/35 (144A) (b)	290,000	293,056
4.994%, 1M LIBOR + 2.600%, 11/15/34 (144A) (b)	1,977,000	1,968,235
5.444%, 1M LIBOR + 3.050%, 11/15/34 (144A) (b)	391,000	394,175
Natixis Commercial Mortgage Securities Trust 3.390%, 1M LIBOR + 0.950%, 06/15/35 (144A) (b)	230,405	229,679
4.272%, 05/15/39 (144A) (b)	960,000	969,606
Olympic Tower Mortgage Trust 0.511%, 05/10/39 (144A) (b) (c)	13,300,000	378,358
4.077%, 05/10/39 (144A) (b)	1,049,000	1,025,373
One Market Plaza Trust
Zero Coupon, 02/10/32 (144A) (b) (c)	4,222,000	4
0.218%, 02/10/32 (144A) (b) (c)	21,110,000	81,062
Park Avenue Mortgage Trust 3.931%, 1M LIBOR + 1.537%, 09/15/34 (144A) (b)	500,000	500,934
4.513%, 1M LIBOR + 2.119%, 09/15/34 (144A) (b)	1,750,000	1,754,384
Park Avenue Trust 0.271%, 06/05/37 (144A) (b) (c)	5,000,000	70,088
3.779%, 06/05/37 (144A) (b)	207,000	202,247

Commercial Mortgage-Backed Securities—(Continued)
PFP, Ltd. 3.371%, 1M LIBOR + 0.970%, 04/14/36 (144A) (b)	389,500	389,622
3.821%, 1M LIBOR + 1.420%, 04/14/36 (144A) (b)	230,000	230,072
Prima Capital CRE Securitization, Ltd. 4.000%, 08/24/40 (144A)	1,740,000	1,728,634
4.000%, 08/24/49 (144A)	260,000	259,228
UBS Commercial Mortgage Trust 1.183%, 12/15/51 (b) (c)	1,435,554	108,465
Velocity Commercial Capital Loan Trust 3.661%, 10/25/46 (b)	150,000	154,492
4.240%, 11/25/47 (144A) (b)	201,112	203,441
4.450%, 05/25/47 (144A) (b)	150,000	151,628
4.458%, 10/25/46 (b)	100,000	102,047
5.000%, 11/25/47 (144A) (b)	117,578	118,990
5.350%, 05/25/47 (144A) (b)	150,000	154,211
5.498%, 10/25/46 (b)	140,000	146,789
7.226%, 10/25/46 (b)	160,000	168,882
Wells Fargo Commercial Mortgage Trust 0.921%, 05/15/51 (b) (c)	3,973,633	213,040
1.057%, 12/15/48 (b) (c)	1,301,913	59,103
1.405%, 08/15/49 (144A) (b) (c)	1,430,000	104,805
1.635%, 05/15/52 (b) (c)	5,627,181	611,658
2.600%, 11/15/50 (144A) (b)	505,000	431,182
3.148%, 05/15/48	94,000	97,079
3.241%, 12/15/48 (144A)	483,000	422,864
3.261%, 1M LIBOR + 0.850%, 12/13/31 (144A) (b)	490,000	488,202
3.540%, 05/15/48	260,000	273,860
3.664%, 09/15/58	400,000	424,517
3.718%, 12/15/48	190,000	202,461
3.751%, 12/15/48 (b)	35,000	34,697
3.809%, 12/15/48	630,000	675,101
3.874%, 06/15/36 (144A) (b)	270,000	289,102
4.499%, 09/15/50 (144A) (b)	150,000	148,144
4.551%, 1M LIBOR + 2.157%, 12/15/36 (144A) (b)	266,126	265,723
WF-RBS Commercial Mortgage Trust 3.344%, 1M LIBOR + 0.950%, 03/15/44 (144A) (b)	15,971	16,009
3.678%, 08/15/47	595,000	628,392
3.915%, 09/15/57 (b)	1,540,000	1,531,573

		121,088,908

Total Mortgage-Backed Securities (Cost $186,251,444)		186,246,957

Foreign Government—3.7%

Sovereign—3.7%
Argentine Republic Government International Bonds 4.625%, 01/11/23	515,000	413,035
6.875%, 01/11/48 (f)	1,277,000	944,993
7.125%, 07/06/36	250,000	193,252
Bonos de la Nacion Argentina con Ajuste por CER 4.000%, 03/06/20 (ARS) (e)	12,117,000	412,453
Brazilian Government International Bond 4.500%, 05/30/29 (f)	4,392,000	4,510,584
Colombia Government International Bond 3.875%, 04/25/27	8,170,000	8,521,310

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Egypt Government International Bonds 4.750%, 04/11/25 (144A) (EUR)	711,000	$824,712
4.750%, 04/16/26 (144A) (EUR)	502,000	573,541
5.750%, 04/29/20	1,166,000	1,184,607
6.375%, 04/11/31 (144A) (EUR)	632,000	729,993
6.875%, 04/30/40	831,000	792,691
8.700%, 03/01/49 (144A)	535,000	575,125
French Republic Government Bond OAT 1.500%, 05/25/50 (144A) (EUR)	16,110,000	21,084,768
Hungary Government International Bond 5.375%, 03/25/24	2,054,000	2,315,474
Indonesia Government International Bond 4.100%, 04/24/28	1,470,000	1,552,365
Indonesia Treasury Bonds 7.375%, 05/15/48 (IDR)	25,274,000,000	1,583,259
8.250%, 05/15/29 (IDR)	107,396,000,000	8,058,026
8.375%, 03/15/34 (IDR)	28,764,000,000	2,158,191
8.375%, 04/15/39 (IDR)	48,499,000,000	3,570,268
Mexican Bonos 7.500%, 06/03/27 (MXN)	18,052,300	938,696
7.750%, 11/23/34 (MXN)	13,471,800	704,847
7.750%, 11/13/42 (MXN)	30,700,000	1,586,123
8.500%, 05/31/29 (MXN)	65,352,000	3,620,828
10.000%, 11/20/36 (MXN)	20,000,000	1,264,151
Mexico Government International Bond 4.150%, 03/28/27	11,493,000	12,042,825
Nigeria Government International Bond 9.248%, 01/21/49	826,000	934,740
Panama Government International Bond 3.875%, 03/17/28	3,307,000	3,530,256
Peruvian Government International Bond 4.125%, 08/25/27	2,856,000	3,180,185
Philippine Government International Bond 3.000%, 02/01/28	5,114,000	5,251,311
Qatar Government International Bond 4.817%, 03/14/49 (144A)	909,000	1,041,750
Republic of South Africa Government Bonds 6.250%, 03/31/36 (ZAR)	95,360,000	4,983,710
9.000%, 01/31/40 (ZAR)	65,797,000	4,398,308
Russian Federal Bond - OFZ 6.900%, 05/23/29 (RUB)	406,245,000	6,254,128
8.500%, 09/17/31 (RUB)	398,186,000	6,877,428
Saudi Government International Bonds 4.500%, 10/26/46	569,000	578,202
5.000%, 04/17/49	950,000	1,040,250
South Africa Government Bond 8.750%, 01/31/44 (ZAR)	32,441,000	2,097,779
Turkey Government International Bond 7.625%, 04/26/29	1,235,000	1,264,640
Ukraine Government International Bond 9.750%, 11/01/28	1,229,000	1,387,234
Uruguay Government International Bond 4.375%, 10/27/27 (e)	3,790,000	4,093,238

Total Foreign Government (Cost $122,186,374)		127,069,276

Floating Rate Loans (k)—1.2%
Security Description	Principal Amount*	Value

Commercial Services—0.2%
Goldman Sachs Lending Partners, LLC
Term Loan A, 8.459%, 1M LIBOR + 1.750%, 08/26/20 (i)	1,424,059	1,416,939
Term Loan B, 8.659%, 1M LIBOR + 2.100%, 08/26/20 (i)	3,401,295	3,384,288

		4,801,227

Distribution/Wholesale—0.3%
Chimera Special Holding LLC
Term Loan, 4.430%, 1M LIBOR + 2.000%, 10/04/19	9,416,361	9,416,361

Diversified Financial Services—0.7%
Caliber Home Loans, Inc.
Revolver, 5.590%, 1M LIBOR + 3.000%, 04/24/21 (l)	5,350,000	5,336,625
LSTAR 19-1 Securities Financing
Term Loan, 4.440%, 3M LIBOR + 2.000%, 05/30/22 (m) (n)	7,405,911	7,405,911
RNTR Seer Financing
Term Loan, 2.345%, 12/20/21 (m) (n)	1,840,000	1,840,000
Roundpoint Mortgage Servicing Corp.
Term Loan, 5.818%, 1M LIBOR + 3.375%, 08/08/20 (l) (m) (n)	8,397,567	8,400,086

		22,982,622

Entertainment —0.0%
Stars Group Holdings B.V. (The)
Incremental Term Loan, 5.830%, 3M LIBOR + 3.500%, 07/10/25	1,260,251	1,261,826

Iron/Steel—0.0%
Samarco Mineracao S.A.
Fixed Rate Term Loan, 03/25/20 (g)	543,000	403,856

Pipelines—0.0%
AL Midcoast Holdings, LLC
Term Loan B, 7.830%, 3M LIBOR + 5.500%, 07/31/25	1,091,750	1,095,389

Retail—0.0%
Foundation Building Materials Holding Co. LLC
Term Loan B, 5.402%, 1M LIBOR + 3.000%, 08/13/25	1,169,125	1,162,915

Telecommunications—0.0%
Intelsat Jackson Holdings S.A.
Term Loan B4, 01/02/24 (o)	342,231	344,199

Total Floating Rate Loans (Cost $41,534,084)		41,468,395

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Preferred Stock—0.1%

Security Description	Shares/ Principal Amount*	Value

Media — 0.1%
NBCUniversal Enterprise, Inc. , 5.250%, 03/19/21 (144A) (Cost $3,818,056)	3,745,000	$3,834,880

Common Stock—0.0%

Household Durables—0.0%
Beazer Homes USA, Inc. (p) (Cost $115,733)	11,871	114,080

Escrow Shares—0.0%

Savings & Loans—0.0%
Washington Mutual Bank (m) (n)	5,027,000	1
Washington Mutual Bank (m) (n)	1,310,000	0
Washington Mutual Bank (m) (n)	2,440,000	0

Total Escrow Shares (Cost $0)		1

Short-Term Investment—1.3%

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $45,227,173; collateralized by U.S. Treasury Note at 2.375%, maturing 03/15/22, with a market value of $46,131,254.	45,222,651	45,222,651

Total Short-Term Investments (Cost $45,222,651)		45,222,651

Securities Lending Reinvestments (q)—0.9%

Certificates of Deposit—0.4%
Canadian Imperial Bank of Commerce 2.660%, 1M LIBOR + 0.270%, 07/19/19 (b)	2,000,000	2,000,176
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (b)	2,000,000	2,000,578
Toronto-Dominion Bank 2.604%, 1M LIBOR + 0.210%, 09/17/19 (b)	5,000,000	5,001,780
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (b)	2,000,000	2,000,270
Wells Fargo Bank N.A. 2.721%, 3M LIBOR + 0.140%, 07/11/19 (b)	5,000,000	4,999,758

		16,002,562

Commercial Paper — 0.1%
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (b)	1,000,000	1,000,199
Starbird Funding Corp. 2.600%, 07/01/19	999,802	999,795

		1,999,994

Repurchase Agreements — 0.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $2,977,639; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $3,036,610	2,977,068	2,977,068
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $5,338,887; collateralized by various Common Stock with an aggregate market value of $5,830,000	5,300,000	5,300,000
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $1,511,633; collateralized by various Common Stock with an aggregate market value of $1,650,409	1,500,000	1,500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $700,152; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $714,000	700,000	700,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $100,023; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $102,001	100,000	100,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $400,084; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $409,614	400,000	400,000
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $1,300,268; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,400,839.	1,300,000	1,300,000

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (q)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements —(Continued)
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $1,200,247; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,293,082.	1,200,000	$1,200,000

		13,477,068

Total Securities Lending Reinvestments (Cost $31,477,068)		31,479,624

Total Purchased Options—0.0% (r) (Cost $1,634,837)		998,050

Total Investments—108.5% (Cost $3,674,694,028)		3,759,760,483

Unfunded Loan Commitments—(0.1)% (Cost $(4,206,810))		(4,206,810)

Net Investments—108.4% (Cost $3,670,487,218)		3,755,553,673
Other assets and liabilities (net)—(8.4)%		(291,523,297)

Net Assets—100.0%		$3,464,030,376

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2019, the market value of securities pledged was $7,663,711.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $30,496,214 and the collateral received consisted of cash in the amount of $31,476,870. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2019, the market value of restricted securities was $5,829,257, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(j)	Principal only security.
(k)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(l)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(m)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(n)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, these securities represent 0.5% of net assets.
(o)	This loan will settle after June 30, 2019, at which time the interest rate will be determined.
(p)	Non-income producing security.
(q)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(r)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2019, the market value of 144A securities was $642,532,114, which is 18.5% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Ari Investments LLC, 4.480%, 01/06/25	12/14/17	$977,998	$977,998	$977,998
Banco Espirito Santo S.A., 4.000%, 01/21/19	12/12/14	200,000	248,512	50,032
Goldman Sachs Lending Partners, LLC, 8.459%, 08/26/20	07/30/18	1,424,059	1,424,059	1,416,939
Goldman Sachs Lending Partners, LLC, 8.659%, 08/26/20	07/30/18	3,401,295	3,401,295	3,384,288

				$5,829,257

BHFTII-36

See accompanying notes to financial statements.

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	2.500%	TBA	$(3,047,200)	$(3,048,137)	$(3,066,959)
Fannie Mae 15 Yr. Pool	3.500%	TBA	(4,098,000)	(4,194,687)	(4,229,686)
Fannie Mae 15 Yr. Pool	4.000%	TBA	(6,820,000)	(7,060,298)	(7,080,279)
Fannie Mae 30 Yr. Pool	3.500%	TBA	(9,308,994)	(9,489,356)	(9,514,083)
Fannie Mae 30 Yr. Pool	3.500%	TBA	(81,300,000)	(83,001,141)	(83,069,039)
Fannie Mae 30 Yr. Pool	5.500%	TBA	(1,670,000)	(1,784,356)	(1,781,309)
Fannie Mae 30 Yr. Pool	6.000%	TBA	(2,002,000)	(2,171,857)	(2,192,034)
Ginnie Mae I 30 Yr. Pool	4.500%	TBA	(3,100,000)	(3,249,188)	(3,264,385)

Totals				$(113,999,020)	$(114,197,774)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	12,173,000	BNP	08/21/19	USD	259,000	$7,210
ARS	16,037,100	CBNA	09/03/19	USD	346,000	(1,259)
BRL	2,676,043	BNP	07/02/19	USD	698,305	(1,409)
BRL	3,980,900	BOA	07/02/19	USD	1,034,000	2,706
BRL	2,541,990	CBNA	07/02/19	USD	660,000	1,985
BRL	2,651,961	CSI	07/02/19	USD	692,020	(1,397)
BRL	3,979,866	CSI	07/02/19	USD	1,038,533	(2,096)
BRL	6,620,280	CSI	07/02/19	USD	1,727,540	(3,487)
BRL	6,715,740	CSI	07/02/19	USD	1,720,000	28,913
BRL	2,056,673	GSI	07/02/19	USD	516,000	19,599
BRL	111,636	MSIP	07/02/19	USD	29,000	72
BRL	2,002,768	MSIP	07/02/19	USD	522,616	(1,055)
BRL	2,689,510	MSIP	07/02/19	USD	691,000	9,402
BRL	2,659,816	CSI	08/02/19	USD	689,000	1,700
BRL	3,991,654	CSI	08/02/19	USD	1,034,000	2,551
BRL	6,639,888	CSI	08/02/19	USD	1,720,000	4,243
BRL	21,653,190	MSIP	09/18/19	USD	5,580,000	17,516
CAD	920,326	BNP	09/18/19	USD	687,000	16,777
CAD	1,294,646	CBNA	09/18/19	USD	988,000	2,021
CLP	479,880,000	MSIP	07/24/19	USD	688,000	20,413
COP	2,255,421,000	UBSA	07/17/19	USD	687,000	14,254
EUR	17,459,000	UBSA	07/03/19	USD	19,866,596	(12,269)
IDR	15,172,300,000	BNP	07/16/19	USD	1,061,000	11,317
IDR	50,049,705,000	BOA	07/24/19	USD	3,489,000	45,147
IDR	37,317,515,378	CBNA	07/24/19	USD	2,633,688	1,404
JPY	1,218,331,697	BOA	09/18/19	USD	11,374,000	(9,670)
JPY	1,217,674,734	MSIP	09/18/19	USD	11,374,000	(15,798)
JPY	304,685,313	SCB	09/18/19	USD	2,824,000	18,038
KRW	1,211,124,200	BOA	07/24/19	USD	1,034,000	15,592
MXN	13,225,837	BOA	07/24/19	USD	688,000	(1,395)
MXN	16,733,534	BOA	07/24/19	USD	867,000	1,704
MXN	32,234,677	BBP	07/24/19	USD	1,676,314	(2,884)
MXN	19,827,674	CBNA	07/24/19	USD	1,034,000	(4,667)
MXN	26,617,473	JPMC	07/24/19	USD	1,383,000	(1,182)
MXN	13,153,975	MSIP	07/24/19	USD	689,000	(6,125)
MXN	13,216,609	MSIP	07/24/19	USD	685,000	1,126
PLN	837,095	BNP	07/24/19	USD	220,067	4,273
PLN	3,886,703	BOA	07/24/19	USD	1,034,000	7,628
PLN	2,092,397	DBAG	07/24/19	USD	550,168	10,590
PLN	341,405	JPMC	07/24/19	USD	89,765	1,731

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
RUB	43,745,625	DBAG	07/24/19	USD	693,000	$(3,388)
SEK	26,053,829	BOA	09/18/19	USD	2,824,000	(2,862)
TRY	2,019,864	UBSA	07/08/19	USD	343,882	3,607
TRY	1,659,062	UBSA	07/10/19	USD	261,000	24,102
TRY	4,065,958	BNP	07/24/19	USD	689,000	4,339
TRY	2,033,788	BOA	07/24/19	USD	346,000	808
TRY	6,070,598	BOA	07/24/19	USD	1,037,000	(1,824)
TWD	21,747,680	BNP	07/05/19	USD	688,000	12,323
TWD	5,564,018	UBSA	07/05/19	USD	177,138	2,035
ZAR	9,099,447	CBNA	07/08/19	USD	627,600	17,951
ZAR	3,165,235	BNP	07/24/19	USD	219,822	4,291
ZAR	9,859,108	BNP	07/24/19	USD	689,000	9,070
ZAR	14,795,688	BNP	07/24/19	USD	1,034,000	13,602
ZAR	7,896,023	BOA	07/24/19	USD	531,000	28,074
ZAR	7,916,514	BOA	07/24/19	USD	549,556	10,969
ZAR	3,165,111	MSIP	07/24/19	USD	219,822	4,282
ZAR	645,272	UBSA	07/24/19	USD	44,800	888
ZAR	5,018,970	UBSA	07/24/19	USD	344,000	11,366
ZAR	49,725,396	BOA	08/21/19	USD	3,507,841	762

Contracts to Deliver
ARS	42,271,000	BOA	08/21/19	USD	820,000	(104,419)
BRL	2,676,043	BNP	07/02/19	USD	692,110	(4,785)
BRL	3,980,900	BOA	07/02/19	USD	1,038,803	2,097
BRL	2,541,990	CBNA	07/02/19	USD	663,324	1,339
BRL	6,715,740	CSI	07/02/19	USD	1,752,450	3,537
BRL	6,620,280	CSI	07/02/19	USD	1,720,000	(4,054)
BRL	3,979,866	CSI	07/02/19	USD	1,034,000	(2,437)
BRL	2,651,961	CSI	07/02/19	USD	689,000	(1,624)
BRL	2,056,673	GSI	07/02/19	USD	536,682	1,083
BRL	2,689,510	MSIP	07/02/19	USD	701,819	1,416
BRL	2,002,768	MSIP	07/02/19	USD	514,890	(6,671)
BRL	111,636	MSIP	07/02/19	USD	29,131	59
CAD	1,317,664	BOA	09/18/19	USD	988,000	(19,623)
CAD	910,373	BOA	09/18/19	USD	687,000	(9,166)
CLP	465,913,600	CSI	07/24/19	USD	688,000	204
COP	2,199,162,570	HSBC	07/17/19	USD	687,000	3,237
EUR	5,741,000	GSI	07/03/19	USD	6,484,382	(44,267)
EUR	6,025,000	SSBT	07/03/19	USD	6,757,076	(94,537)
EUR	5,883,000	SSBT	07/03/19	USD	6,602,290	(87,841)
EUR	17,459,000	UBSA	08/06/19	USD	19,921,592	12,013
EUR	1,343,000	BOA	09/09/19	USD	1,527,021	(8,400)
EUR	489,471	JPMC	09/09/19	USD	552,477	(7,125)
IDR	9,778,977,000	UBSA	07/15/19	USD	689,000	(2,216)
IDR	7,682,701,000	JPMC	07/16/19	USD	530,500	(12,482)
IDR	7,758,562,500	UBSA	07/16/19	USD	530,500	(17,844)
IDR	37,780,254,360	BOA	07/24/19	USD	2,633,688	(34,079)
IDR	37,081,058,100	CBNA	07/24/19	USD	2,617,000	(1,395)
IDR	12,525,408,000	JPMC	07/24/19	USD	872,000	(12,453)
IDR	9,870,816,000	UBSA	07/24/19	USD	687,000	(10,005)
IDR	61,442,311,731	CBNA	08/07/19	USD	4,176,169	(155,525)
IDR	21,620,576,420	GSI	08/08/19	USD	1,484,930	(39,145)
IDR	1,127,096,760	UBSA	08/08/19	USD	77,565	(1,886)
IDR	61,442,311,731	CBNA	08/14/19	USD	4,156,422	(171,701)
JPY	303,356,904	JPMC	09/18/19	USD	2,824,000	(5,646)
KRW	1,397,362,200	BNP	07/24/19	USD	1,209,000	(1,991)

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
KRW	798,105,000	BNP	07/24/19	USD	691,000	$(659)
KRW	1,595,089,300	BOA	07/24/19	USD	1,379,000	(3,346)
MXN	15,703,457	BNP	07/24/19	USD	816,000	772
MXN	9,129,152	BNP	07/24/19	USD	474,314	384
MXN	1,606,860	BNP	07/24/19	USD	83,486	67
MXN	846,515	BNP	07/24/19	USD	44,000	54
MXN	13,213,298	BOA	07/24/19	USD	689,000	3,045
MXN	12,276,303	BOA	07/24/19	USD	637,200	(111)
MXN	9,924,771	BOA	07/24/19	USD	515,000	(234)
MXN	9,351,574	BBP	07/24/19	USD	486,314	837
MXN	13,149,703	CBNA	07/24/19	USD	689,000	6,347
MXN	13,242,269	DBAG	07/24/19	USD	687,000	(459)
MXN	47,790,748	BBP	08/21/19	USD	2,470,036	526
MXN	30,454,000	BBP	08/21/19	USD	1,576,921	3,260
NOK	56,424,000	UBSA	07/03/19	USD	6,458,845	(155,800)
PLN	3,206,365	DBAG	07/24/19	USD	860,000	701
RUB	43,728,300	BNP	07/24/19	USD	693,000	3,661
RUB	108,853,541	HSBC	08/07/19	USD	1,689,603	(22,961)
RUB	81,976,430	HSBC	08/07/19	USD	1,255,632	(34,082)
RUB	38,603,831	HSBC	08/07/19	USD	584,906	(22,438)
RUB	67,861,570	MSIP	08/07/19	USD	1,039,642	(28,007)
RUB	54,637,251	MSIP	08/07/19	USD	827,524	(32,070)
RUB	28,346,918	MSIP	08/07/19	USD	430,102	(15,873)
RUB	28,250,000	MSIP	08/07/19	USD	427,221	(17,229)
SEK	25,957,643	BOA	09/18/19	USD	2,824,000	13,277
SGD	15,377,307	HSBC	09/18/19	USD	11,374,000	(4,702)
TRY	2,025,014	CBNA	07/08/19	USD	343,882	(4,493)
TRY	1,703,286	BNP	07/10/19	USD	261,000	(31,702)
TRY	2,054,592	CBNA	07/24/19	USD	344,000	(6,355)
TWD	27,070,168	BNP	07/05/19	USD	865,138	(6,580)
TWD	350,774,160	BOA	09/18/19	USD	11,374,000	30,870
ZAR	6,039,152	BNP	07/08/19	USD	417,400	(11,041)
ZAR	3,055,670	GSI	07/08/19	USD	210,200	(6,581)
ZAR	5,067,755	BNP	07/24/19	USD	343,000	(15,820)
ZAR	5,057,403	BNP	07/24/19	USD	344,000	(14,087)
ZAR	14,663,154	BOA	07/24/19	USD	1,034,000	(4,218)
ZAR	5,579,861	GSI	07/24/19	USD	386,500	(8,580)
ZAR	14,678,250	HSBC	07/24/19	USD	1,034,000	(5,287)
ZAR	7,144,037	UBSA	07/24/19	USD	490,500	(15,330)
ZAR	43,694	UBSA	07/24/19	USD	3,000	(94)
ZAR	60,079,000	BNP	08/21/19	USD	4,104,667	(134,482)
ZAR	83,548,907	BOA	08/21/19	USD	5,662,336	(232,839)

Cross Currency Contracts to Buy
CHF	6,050,000	CBNA	09/18/19	JPY	663,790,875	49,194
CHF	2,422,000	CBNA	09/18/19	JPY	267,737,568	1,022
JPY	312,280,885	CBNA	09/18/19	CHF	2,824,000	(215)
JPY	180,261,732	HSBC	09/18/19	CHF	1,645,000	(15,461)
JPY	438,756,821	HSBC	09/18/19	CHF	4,003,000	(36,675)
NOK	55,000,000	CBNA	07/03/19	SEK	60,258,660	(41,879)
NZD	7,060,000	BOA	09/18/19	SEK	43,255,766	66,044
SEK	21,737,740	BOA	09/18/19	NZD	3,530,000	(21,127)
SEK	21,734,210	BOA	09/18/19	NZD	3,530,000	(21,509)

Net Unrealized Depreciation						$(1,284,983)

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	09/06/19	588	EUR	101,571,120	$395,834
Euro-Buxl 30 Year Bond Futures	09/06/19	75	EUR	15,217,500	297,377
U.S. Treasury Note 2 Year Futures	09/30/19	2,231	USD	480,065,884	390,256
U.S. Treasury Note 5 Year Futures	09/30/19	2,560	USD	302,480,000	2,167,921
U.S. Treasury Note Ultra 10 Year Futures	09/19/19	429	USD	59,255,625	500,986
U.S. Treasury Ultra Long Bond Futures	09/19/19	1,011	USD	179,515,688	5,258,277

Futures Contracts—Short
U.S. Treasury Long Bond Futures	09/19/19	(213)	USD	(33,141,469)	(682,994)
U.S. Treasury Note 10 Year Futures	09/19/19	(1,327)	USD	(169,814,531)	(2,434,265)

Net Unrealized Appreciation					$5,893,392

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Call/USD Put	AUD	0.705	HSBC	07/31/19	1,483,000	AUD	1,483,000	$6,361	$6,361	$—
BRL Call/USD Put	BRL	3.870	DBAG	07/11/19	1,373,000	USD	1,373,000	4,627	7,816	3,189
BRL Call/USD Put	BRL	3.780	DBAG	07/11/19	1,373,000	USD	1,373,000	9,555	4,873	(4,682)
BRL Call/USD Put	BRL	4.020	BOA	07/19/19	1,375,000	USD	1,375,000	21,781	66,341	44,560
EUR Call/USD Put	EUR	1.153	BOA	08/01/19	83,335,500	EUR	83,335,500	342,845	318,586	(24,259)
IDR Call/USD Put	IDR	14,400.000	DBAG	07/11/19	1,385,000	USD	1,385,000	10,484	25,779	15,295
IDR Call/USD Put	IDR	14,100.000	BNP	07/11/19	2,077,000	USD	2,077,000	4,154	6,875	2,721
KRW Call/USD Put	KRW	1,180.000	BNP	07/01/19	1,720,000	USD	1,720,000	5,125	18,849	13,724
KRW Call/USD Put	KRW	1,165.000	JPMC	07/05/19	1,388,000	USD	1,388,000	13,186	11,862	(1,324)
KRW Call/USD Put	KRW	1,150.000	JPMC	07/05/19	2,083,000	USD	2,083,000	2,270	4,147	1,877
KRW Call/USD Put	KRW	1,140.000	MSIP	07/05/19	2,083,000	USD	2,083,000	3,377	1,046	(2,331)
KRW Call/USD Put	KRW	1,125.000	HSBC	08/12/19	6,213,000	USD	6,213,000	11,805	9,742	(2,063)
KRW Call/USD Put	KRW	1,125.000	DBAG	08/23/19	1,382,000	USD	1,382,000	4,415	3,099	(1,316)
KRW Call/USD Put	KRW	1,125.000	JPMC	09/03/19	8,636,000	USD	8,636,000	13,299	23,999	10,700
MXN Call/USD Put	MXN	19.000	BOA	07/02/19	1,032,000	USD	1,032,000	4,396	604	(3,792)
MXN Call/USD Put	MXN	19.060	DBAG	07/09/19	1,386,000	USD	1,386,000	4,940	3,906	(1,034)
PLN Call/USD Put	PLN	3.750	JPMC	07/03/19	1,379,000	USD	1,379,000	4,206	8,885	4,679
USD Call/AUD Put	AUD	0.682	BOA	07/03/19	1,494,000	AUD	1,494,000	5,679	26	(5,653)
USD Call/AUD Put	AUD	0.682	BNP	07/03/19	1,493,000	AUD	1,493,000	1,922	26	(1,896)
USD Call/BRL Put	BRL	4.000	MSIP	07/01/19	1,222,000	USD	1,222,000	1,809	1	(1,808)
USD Call/CAD Put	CAD	1.355	BOA	07/19/19	1,379,000	USD	1,379,000	2,219	69	(2,150)
USD Call/CAD Put	CAD	1.325	BOA	07/30/19	1,382,000	USD	1,382,000	3,371	2,694	(677)
USD Call/CNH Put	CNH	7.030	HSBC	07/26/19	261,699,000	USD	261,699,000	447,505	371,351	(76,154)
CNH Call/USD Put	CNH	7.100	DBAG	08/09/19	77,000	USD	77,000	8,509	4,291	(4,218)
USD Call/GBP Put	GBP	1.250	BBP	07/15/19	28,406,000	GBP	28,406,000	579,970	24,314	(555,656)
USD Call/KRW Put	KRW	1,195.000	MSIP	07/05/19	694,000	USD	694,000	122	40	(82)
USD Call/TRY Put	TRY	6.650	DBAG	07/12/19	882,000	USD	882,000	28,669	163	(28,506)
USD Call/TWD Put	TWD	31.200	HSBC	07/11/19	1,391,000	USD	1,391,000	5,468	2,569	(2,899)
USD Call/TWD Put	TWD	31.600	BNP	07/11/19	1,739,000	USD	1,739,000	2,487	603	(1,884)
USD Call/TWD Put	TWD	31.500	BNP	07/18/19	1,723,000	USD	1,723,000	12,802	1,587	(11,215)
USD Call/TWD Put	TWD	31.100	BOA	07/24/19	1,728,000	USD	1,728,000	6,121	6,853	732
USD Call/TWD Put	TWD	31.100	JPMC	07/30/19	8,639,000	USD	8,639,000	39,048	38,383	(665)

Totals								$1,612,527	$975,740	$(636,787)

Equity Options	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Caesars Entertainment Corp.	$12.000	01/17/20	541	USD	54,100	$22,310	$22,310	$—

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
BRL Call/USD Put	BRL	3.920	BOA	07/19/19	(2,063,000)	USD	(2,063,000)	$(14,816)	$(53,902)	$(39,086)
IDR Call/USD Put	IDR	14,100.000	DBAG	07/11/19	(2,077,000)	USD	(2,077,000)	(4,383)	(6,875)	(2,492)
KRW Call/USD Put	KRW	1,140.000	JPMC	07/05/19	(2,083,000)	USD	(2,083,000)	(4,874)	(1,046)	3,828
USD Call/AUD Put	AUD	0.682	CBNA	07/03/19	(2,987,000)	AUD	(2,987,000)	(8,566)	(52)	8,514
USD Call/AUD Put	AUD	0.688	HSBC	07/31/19	(1,483,000)	AUD	(1,483,000)	(2,327)	(2,327)	—
USD Call/BRL Put	BRL	4.000	DBAG	07/01/19	(1,222,000)	USD	(1,222,000)	(18,796)	(1)	18,795
USD Call/BRL Put	BRL	3.950	DBAG	07/11/19	(1,373,000)	USD	(1,373,000)	(9,324)	(3,125)	6,199
USD Call/CNH Put	CNH	6.960	HSBC	07/26/19	(87,233,000)	USD	(87,233,000)	(238,582)	(226,719)	11,863
USD Call/GBP Put	GBP	1.250	CBNA	07/15/19	(28,406,000)	GBP	(28,406,000)	(223,561)	(24,314)	199,247
USD Call/KRW Put	KRW	1,195.000	JPMC	07/05/19	(694,000)	USD	(694,000)	(2,977)	(40)	2,937
USD Call/KRW Put	KRW	1,195.000	DBAG	08/23/19	(1,382,000)	USD	(1,382,000)	(3,143)	(3,465)	(322)
USD Call/TRY Put	TRY	7.200	DBAG	07/12/19	(882,000)	USD	(882,000)	(16,811)	(8)	16,803
USD Call/TWD Put	TWD	31.600	HSBC	07/11/19	(1,739,000)	USD	(1,739,000)	(2,686)	(603)	2,083
USD Call/TWD Put	TWD	31.600	BOA	08/22/19	(1,728,000)	USD	(1,728,000)	(3,368)	(4,007)	(639)

Totals								$(554,214)	$(326,484)	$227,730

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Pay	1-Day CDI	Maturity	8.270%	Maturity	01/02/23	JPMC	BRL	16,183,229	$201,609	$—	$201,609
Pay	1-Day CDI	Maturity	8.490%	Maturity	01/02/25	CBNA	BRL	18,175,776	275,475	—	275,475
Pay	28-Day TIIE	Monthly	6.270%	Monthly	12/05/25	BOA	MXN	2,209,451	(6,542)	—	(6,542)
Pay	28-Day TIIE	Monthly	6.325%	Monthly	07/17/25	CBNA	MXN	19,973,500	(52,468)	—	(52,468)
Receive	28-Day TIIE	Monthly	6.307%	Monthly	08/11/25	DBAG	MXN	74,533,884	201,662	—	201,662
Receive	28-Day TIIE	Monthly	6.310%	Monthly	08/11/25	BOA	MXN	20,079,000	54,178	—	54,178
Receive	28-Day TIIE	Monthly	6.310%	Monthly	08/11/25	BOA	MXN	20,079,000	54,178	—	54,178

Totals									$728,092	$—	$728,092

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	6.320%	Monthly	07/17/25	MXN	40,086,000	$(106,197)	$—	$(106,197)
Pay	28-Day TIIE	Monthly	7.810%	Monthly	05/27/24	MXN	85,491,000	98,343	78	98,265
Pay	28-Day TIIE	Monthly	8.125%	Monthly	02/02/24	MXN	45,812,597	80,447	40	80,407
Pay	28-Day TIIE	Monthly	8.135%	Monthly	02/05/24	MXN	32,923,797	58,599	29	58,570
Pay	28-Day TIIE	Monthly	8.206%	Monthly	10/07/20	MXN	188,281,000	44,173	107	44,066
Pay	28-Day TIIE	Monthly	8.390%	Monthly	01/18/24	MXN	87,301,243	199,861	75	199,786
Pay	3M CDOR	Semi-Annually	1.710%	Semi-Annually	06/20/21	CAD	115,930,000	(123,468)	2,125	(125,593)
Pay	3M LIBOR	Quarterly	2.131%	Semi-Annually	08/25/25	USD	1,285,000	24,332	—	24,332
Receive	28-Day TIIE	Monthly	7.105%	Monthly	10/14/22	MXN	48,327,742	14,778	46	14,732
Receive	28-Day TIIE	Monthly	7.110%	Monthly	10/14/22	MXN	36,666,258	10,928	35	10,893
Receive	3M JIBAR	Quarterly	6.730%	Quarterly	09/18/21	ZAR	135,588,000	(8,585)	154	(8,739)
Receive	3M JIBAR	Quarterly	6.740%	Quarterly	09/18/21	ZAR	135,588,000	(10,352)	154	(10,506)
Receive	3M LIBOR	Semi-Annually	2.272%	Quarterly	09/11/25	USD	955,000	(26,024)	—	(26,024)
Receive	3M LIBOR	Semi-Annually	2.915%	Quarterly	08/23/26	USD	110,000	(7,896)	2	(7,898)
Receive	3M LIBOR	Semi-Annually	3.156%	Quarterly	10/03/28	USD	1,279,000	(133,080)	24	(133,104)
Receive	6M EURIBOR	Annually	0.139%	Semi-Annually	08/15/28	EUR	17,388,000	(46,761)	435	(47,196)
Receive	6M EURIBOR	Annually	0.150%	Semi-Annually	08/15/28	EUR	17,388,000	(65,455)	435	(65,890)
Receive	6M EURIBOR	Annually	0.157%	Semi-Annually	08/15/28	EUR	34,355,000	(154,760)	854	(155,614)

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Receive	6M EURIBOR	Annually	0.198%	Semi-Annually	08/15/28	EUR	34,355,000	$(300,516)	$852	$(301,368)
Receive	CPURNSA	Maturity	2.145%	Maturity	04/15/29	USD	35,365,000	(721,922)	1,411	(723,333)

Totals								$(1,173,555)	$6,856	$(1,180,411)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.IG.32.V1	(1.000%)	Quarterly	06/20/24	0.549%	USD	86,492,000	$(1,867,968)	$(1,785,302)	$(82,666)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Argentine Republic Government International Bond 7.500%, due 04/22/26	(5.000%)	Quarterly	06/20/24	BBP	9.720%	USD	283,000	$46,439	$37,722	$8,717
Argentine Republic Government International Bond 7.500%, due 04/22/26	(5.000%)	Quarterly	06/20/24	GSI	9.720%	USD	163,000	26,748	20,744	6,004
Argentine Republic Government International Bond 7.500%, due 04/22/26	(1.000%)	Quarterly	06/20/24	HSBC	9.720%	USD	300,000	49,229	37,219	12,010
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/24	BNP	1.496%	USD	5,190,000	119,803	166,621	(46,818)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/24	BNP	1.496%	USD	1,620,000	37,395	52,009	(14,614)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/24	CBNA	1.496%	USD	9,576,793	221,066	286,322	(65,256)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/24	CBNA	1.496%	USD	5,473,000	126,336	177,795	(51,459)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/24	CBNA	1.496%	USD	1,443,000	33,310	46,877	(13,567)
Mexico Government International Bond 7.500%, due 04/08/33	(1.000%)	Quarterly	06/20/20	JPMC	0.361%	USD	3,824,276	(23,935)	33,407	(57,342)
Mexico Government International Bond 7.500%, due 04/08/33	(1.000%)	Quarterly	09/20/20	BOA	0.425%	USD	3,824,276	(26,976)	50,241	(77,217)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/24	CBNA	1.110%	USD	4,425,306	22,821	74,058	(51,237)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/24	CBNA	1.110%	USD	1,196,970	6,173	20,032	(13,859)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/24	HSBC	1.110%	USD	7,109,620	36,663	122,570	(85,907)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/24	HSBC	1.110%	USD	1,923,030	9,917	33,153	(23,236)
Philippines Government International Bond 10.625%, due 03/16/25	(1.000%)	Quarterly	06/20/24	CBNA	0.481%	USD	5,396,000	(133,401)	(81,792)	(51,609)
Qatar Government International Bond 9.750%, due 06/15/30	(1.000%)	Quarterly	06/20/24	MSIP	0.635%	USD	1,051,000	(18,288)	(15,320)	(2,968)
Republic of Colombia 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/24	CBNA	0.912%	USD	6,796,713	(28,392)	63,406	(91,798)
Republic of South Africa Government International Bond 5.500%, due 03/09/20	(1.000%)	Quarterly	06/20/24	GSI	1.673%	USD	6,911,295	215,340	292,377	(77,037)
Transocean, Inc. 3.800%, due 10/15/22	(1.000%)	Quarterly	06/20/22	MSIP	3.630%	USD	509,000	36,748	49,085	(12,337)

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Turkey Government International Bond 11.850%, due 01/15/30	(1.000%)	Quarterly	06/20/24	BNP	3.950%	USD	1,490,000	$188,860	$141,778	$47,082
Turkey Government International Bond 11.280%, due 01/15/30	(1.000%)	Quarterly	06/20/24	MSIP	3.950%	USD	1,706,800	216,340	163,799	52,541

Totals								$1,162,196	$1,772,103	$(609,907)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	Quarterly	06/20/20	BOA	0.361%	USD	3,824,276	$23,935	$(38,756)	$62,691
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	Quarterly	09/20/20	JPMC	0.425%	USD	3,824,276	26,976	(43,741)	70,717

Totals								$50,911	$(82,497)	$133,408

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.000%	USD	1,001,000	$(8,618)	$145	$(8,763)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.000%	USD	2,340,000	(20,146)	(883)	(19,263)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	CSI	0.000%	USD	1,610,000	(16,374)	19,805	(36,179)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	DBAG	0.000%	USD	1,280,000	(13,018)	15,972	(28,990)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.000%	USD	900,000	(9,153)	11,071	(20,224)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.000%	USD	1,090,000	(11,085)	13,409	(24,494)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.000%	USD	1,960,000	(19,933)	26,423	(46,356)
CMBX.NA.BBB-.V6	(3.000%)	Monthly	05/11/63	JPMC	0.000%	USD	340,000	34,133	34,298	(165)
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	CBNA	0.000%	USD	500,000	16,540	17,562	(1,022)
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	MSIP	0.000%	USD	105,000	3,473	6,039	(2,566)

Totals								$(44,181)	$143,841	$(188,022)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	0.000%	USD	1,310,000	$11,970	$(59,736)	$71,706
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	0.000%	USD	660,000	6,031	(30,601)	36,632
CMBX.NA.A.V8	2.000%	Monthly	10/17/57	GSI	0.000%	USD	559,000	8,291	(32,019)	40,310
CMBX.NA.AAA.V7	0.500%	Monthly	01/17/47	CSI	0.000%	USD	5,000,000	53,921	(156,398)	210,319
CMBX.NA.AM.V4	0.500%	Monthly	02/17/51	DBAG	0.000%	USD	2,370,000	(12,601)	(359,977)	347,376
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	0.000%	USD	40,000	(1,282)	(3,575)	2,293
CMBX.NA.BBB-.V6	3.000%	Monthly	05/11/63	CSI	0.000%	USD	340,000	(34,133)	(28,925)	(5,208)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	0.000%	USD	467,000	(15,448)	(57,312)	41,864
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	JPMC	0.000%	USD	272,000	(8,998)	(24,444)	15,446
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	0.000%	USD	58,000	(1,919)	(3,502)	1,583
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	0.000%	USD	250,000	(8,270)	(12,620)	4,350

Totals								$(2,438)	$(769,109)	$766,671

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co.
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(JIBAR)—	Johannesburg Interbank Agreed Rate
(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Other Abbreviations

(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,514,355,832	$—	$1,514,355,832
Total Corporate Bonds & Notes*	—	1,192,824,127	—	1,192,824,127
Total Asset-Backed Securities*	—	397,420,626	—	397,420,626
Total Municipals*	—	218,725,984	—	218,725,984
Total Mortgage-Backed Securities*	—	186,246,957	—	186,246,957
Total Foreign Government*	—	127,069,276	—	127,069,276
Floating Rate Loans
Commercial Services	—	4,801,227	—	4,801,227
Distribution/Wholesale	—	9,416,361	—	9,416,361
Diversified Financial Services (Less Unfunded Loan Commitments of $4,206,810)	—	4,101,261	14,674,551	18,775,812
Entertainment	—	1,261,826	—	1,261,826
Iron/Steel	—	403,856	—	403,856
Pipelines	—	1,095,389	—	1,095,389
Retail	—	1,162,915	—	1,162,915
Telecommunications	—	344,199	—	344,199
Total Floating Rate Loans (Less Unfunded Loan Commitments of $4,206,810)	—	22,587,034	14,674,551	37,261,585
Total Preferred Stock*	—	3,834,880	—	3,834,880
Total Common Stock*	114,080	—	—	114,080
Total Escrow Shares*	—	—	1	1
Total Short-Term Investment*	—	45,222,651	—	45,222,651
Total Securities Lending Reinvestments*	—	31,479,624	—	31,479,624
Purchased Options
Foreign Currency Options at Value	—	975,740	—	975,740
Equity Options at Value	22,310	—	—	22,310
Total Purchased Options	$22,310	$975,740	$—	$998,050
Total Net Investments (Less Unfunded Loan Commitments of $4,206,810)	$136,390	$3,740,742,731	$14,674,552	$3,755,553,673

Collateral for Securities Loaned (Liability)	$—	$(31,476,870)	$—	$(31,476,870)
TBA Forward Sales Commitments	$—	$(114,197,774)	$—	$(114,197,774)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$621,427	$—	$621,427
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,906,410)	—	(1,906,410)
Total Forward Contracts	$—	$(1,284,983)	$—	$(1,284,983)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$9,010,651	$—	$—	$9,010,651
Futures Contracts (Unrealized Depreciation)	(3,117,259)	—	—	(3,117,259)
Total Futures Contracts	$5,893,392	$—	$—	$5,893,392

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$531,051	$—	$531,051
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,794,128)	—	(1,794,128)
Total Centrally Cleared Swap Contracts	$—	$(1,263,077)	$—	$(1,263,077)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,365,560	$—	$2,365,560
OTC Swap Contracts at Value (Liabilities)	—	(470,980)	—	(470,980)
Total OTC Swap Contracts	$—	$1,894,580	$—	$1,894,580
Written Options
Foreign Currency Options at Value	$—	$(326,484)	$—	$(326,484)
Total Written Options	$—	$(326,484)	$—	$(326,484)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2019 is not presented.

Transfers from Level 3 to Level 2 in the amount of $14,506,003 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b) (c)	$3,755,553,673
Cash denominated in foreign currencies (d)	13,508,506
Cash collateral (e)	4,673,458
OTC swap contracts at market value (f)	2,365,560
Unrealized appreciation on forward foreign currency exchange contracts	621,427
Receivable for:
Investments sold	18,618,492
TBA securities sold (g)	435,732,847
Fund shares sold	637,855
Principal paydowns	921
Interest	24,407,237
Interest on OTC swap contracts	18,559
Other assets	3,936

Total Assets	4,256,142,471
Liabilities
Due to custodian	1,437,246
Written options at value (h)	326,484
TBA Forward sales commitments, at value	114,197,774
OTC swap contracts at market value (i)	470,980
Cash collateral for OTC swap contracts	1,469,464
Unrealized depreciation on forward foreign currency exchange contracts	1,906,410
Collateral for securities loaned	31,476,870
Payables for:
Investments purchased	27,686,870
TBA securities purchased (g)	608,966,867
Fund shares redeemed	570,922
Foreign taxes	82,289
Variation margin on futures contracts	215,051
Variation margin on centrally cleared swap contracts	309,093
Premium on purchased options	410,564
Interest on forward sales commitments	264,926
Interest on OTC swap contracts	37,177
Accrued Expenses:
Management fees	954,141
Distribution and service fees	107,868
Deferred trustees’ fees	126,763
Other expenses	1,094,336

Total Liabilities	792,112,095

Net Assets	$3,464,030,376

Net Assets Consist of:
Paid in surplus	$3,443,469,126
Distributable earnings (Accumulated losses) (j)	20,561,250

Net Assets	$3,464,030,376

Net Assets
Class A	$2,897,446,112
Class B	468,747,016
Class E	97,837,248
Capital Shares Outstanding*
Class A	27,348,492
Class B	4,505,566
Class E	931,807
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$105.95
Class B	104.04
Class E	105.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,670,487,218.
(b)	Includes securities loaned at value of $30,496,214.
(c)	Investments at value is net of unfunded loan commitments of $4,206,810.
(d)	Identified cost of cash denominated in foreign currencies was $13,268,010.
(e)	Includes collateral of $70,000 for OTC swap contracts and $4,603,458 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $1,418,809.
(g)	Included within TBA securities sold is $202,269,243 related to TBA forward sale commitments and included within TBA securities purchased is $102,040,970 related to TBA forward sale commitments.
(h)	Premiums received on written options were $554,214.
(i)	Net premium received on OTC swap contracts was $354,471.
(j)	Includes foreign capital gains tax of $82,289.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Interest (a)	$64,429,652
Securities lending income	112,272

Total investment income	64,541,924
Expenses
Management fees	5,810,638
Administration fees	67,944
Custodian and accounting fees	445,845
Distribution and service fees—Class B	567,252
Distribution and service fees—Class E	71,781
Interest expense	190,498
Audit and tax services	62,683
Legal	22,464
Trustees’ fees and expenses	31,323
Shareholder reporting	117,266
Insurance	11,980
Miscellaneous	14,936

Total expenses	7,414,610

Net Investment Income	57,127,314

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	19,702,043
Purchased options	(2,912,828)
Futures contracts	29,162,123
Written options	1,846,749
Swap contracts	(1,401,524)
Foreign currency transactions	1,237,327
Forward foreign currency transactions	(5,015,311)

Net realized gain	42,618,579

Net change in unrealized appreciation (depreciation) on:
Investments (b)	136,825,453
Purchased options	(1,035,062)
Futures contracts	(5,878,126)
Written options	844,861
Swap contracts	(849,742)
Foreign currency transactions	(311,579)
Forward foreign currency transactions	2,010,192

Net change in unrealized appreciation	131,605,997

Net realized and unrealized gain	174,224,576

Net Increase in Net Assets From Operations	$231,351,890

(a)	Net of foreign withholding taxes of $48,563.
(b)	Includes change in foreign capital gains tax of $(82,178).

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$57,127,314	$119,227,382
Net realized gain (loss)	42,618,579	(88,257,786)
Net change in unrealized appreciation (depreciation)	131,605,997	(51,116,751)

Increase (decrease) in net assets from operations	231,351,890	(20,147,155)

From Distributions to Shareholders
Class A	(106,888,496)	(107,235,041)
Class B	(16,439,729)	(15,497,327)
Class E	(3,492,655)	(3,386,449)

Total distributions	(126,820,880)	(126,118,817)

Decrease in net assets from capital share transactions	(170,084,594)	(205,016,090)

Total decrease in net assets	(65,553,584)	(351,282,062)

Net Assets
Beginning of period	3,529,583,960	3,880,866,022

End of period	$3,464,030,376	$3,529,583,960

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	182,100	$19,240,361	777,927	$81,978,175
Reinvestments	1,020,805	106,888,496	1,058,171	107,235,041
Redemptions	(2,776,490)	(293,901,279)	(3,363,241)	(345,154,048)

Net decrease	(1,573,585)	$(167,772,422)	(1,527,143)	$(155,940,832)

Class B
Sales	220,113	$22,813,673	333,450	$33,923,102
Reinvestments	159,857	16,439,729	155,627	15,497,327
Redemptions	(384,996)	(39,750,406)	(879,364)	(88,986,835)

Net decrease	(5,026)	$(497,004)	(390,287)	$(39,566,406)

Class E
Sales	30,201	$3,175,058	42,286	$4,357,181
Reinvestments	33,656	3,492,655	33,709	3,386,449
Redemptions	(81,066)	(8,482,881)	(168,813)	(17,252,482)

Net decrease	(17,209)	$(1,815,168)	(92,818)	$(9,508,852)

Decrease derived from capital shares transactions		$(170,084,594)		$(205,016,090)

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$102.94		$106.93	$106.00	$106.14		$110.97	$107.33

Income (Loss) from Investment Operations
Net investment income (a)	1.75		3.33	3.18	2.76	(b)	2.73	3.18
Net realized and unrealized gain (loss)	5.31		(3.77)	1.13	0.61		(2.08)	4.28

Total income (loss) from investment operations	7.06		(0.44)	4.31	3.37		0.65	7.46

Less Distributions
Distributions from net investment income	(4.05)		(3.55)	(3.38)	(3.51)		(4.24)	(3.82)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00		(1.24)	0.00

Total distributions	(4.05)		(3.55)	(3.38)	(3.51)		(5.48)	(3.82)

Net Asset Value, End of Period	$105.95		$102.94	$106.93	$106.00		$106.14	$110.97

Total Return (%) (c)	6.90	(d)	(0.36)	4.10	3.12		0.59	7.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	(e)	0.43	0.51	0.37		0.36	0.35
Gross ratio of expenses to average net assets excluding interest expense (%)	0.38	(e)	0.37	0.37	0.36		0.36	0.35
Net ratio of expenses to average net assets (%) (f)	0.39	(e)	0.43	0.51	0.37		0.36	0.35
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.38	(e)	0.37	0.37	0.36		0.36	0.35
Ratio of net investment income to average net assets (%)	3.34	(e)	3.22	2.98	2.56	(b)	2.50	2.91
Portfolio turnover rate (%)	262	(d)(g)	439 (g)	615 (g)	571	(g)	824 (g)	679 (g)
Net assets, end of period (in millions)	$2,897.4		$2,977.2	$3,256.0	$3,187.2		$3,178.0	$3,686.9

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$101.01		$104.98	$104.12	$104.31		$109.16	$105.64

Income (Loss) from Investment Operations
Net investment income (a)	1.59		3.02	2.86	2.45	(b)	2.42	2.87
Net realized and unrealized gain (loss)	5.21		(3.71)	1.11	0.59		(2.05)	4.20

Total income (loss) from investment operations	6.80		(0.69)	3.97	3.04		0.37	7.07

Less Distributions
Distributions from net investment income	(3.77)		(3.28)	(3.11)	(3.23)		(3.98)	(3.55)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00		(1.24)	0.00

Total distributions	(3.77)		(3.28)	(3.11)	(3.23)		(5.22)	(3.55)

Net Asset Value, End of Period	$104.04		$101.01	$104.98	$104.12		$104.31	$109.16

Total Return (%) (c)	6.77	(d)	(0.62)	3.85	2.86		0.34	6.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(e)	0.68	0.76	0.62		0.61	0.60
Gross ratio of expenses to average net assets excluding interest expense (%)	0.63	(e)	0.62	0.62	0.61		0.61	0.60
Net ratio of expenses to average net assets (%) (f)	0.64	(e)	0.68	0.76	0.62		0.61	0.60
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.63	(e)	0.62	0.62	0.61		0.61	0.60
Ratio of net investment income to average net assets (%)	3.09	(e)	2.97	2.73	2.31	(b)	2.26	2.67
Portfolio turnover rate (%)	262	(d)(g)	439 (g)	615 (g)	571	(g)	824 (g)	679 (g)
Net assets, end of period (in millions)	$468.7		$455.6	$514.5	$516.4		$514.1	$519.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$101.96		$105.94	$105.03	$105.18		$110.00	$106.41

Income (Loss) from Investment Operations
Net investment income (a)	1.65		3.15	2.99	2.57	(b)	2.55	3.00
Net realized and unrealized gain (loss)	5.26		(3.75)	1.12	0.60		(2.07)	4.23

Total income (loss) from investment operations	6.91		(0.60)	4.11	3.17		0.48	7.23

Less Distributions
Distributions from net investment income	(3.87)		(3.38)	(3.20)	(3.32)		(4.06)	(3.64)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00		(1.24)	0.00

Total distributions	(3.87)		(3.38)	(3.20)	(3.32)		(5.30)	(3.64)

Net Asset Value, End of Period	$105.00		$101.96	$105.94	$105.03		$105.18	$110.00

Total Return (%) (c)	6.82	(d)	(0.52)	3.95	2.98		0.44	6.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(e)	0.58	0.65	0.52		0.51	0.50
Gross ratio of expenses to average net assets excluding interest expense (%)	0.53	(e)	0.52	0.52	0.51		0.51	0.50
Net ratio of expenses to average net assets (%) (f)	0.54	(e)	0.58	0.65	0.52		0.51	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.53	(e)	0.52	0.52	0.51		0.51	0.50
Ratio of net investment income to average net assets (%)	3.19	(e)	3.07	2.82	2.40	(b)	2.35	2.78
Portfolio turnover rate (%)	262	(d)(g)	439 (g)	615 (g)	571	(g)	824 (g)	679 (g)
Net assets, end of period (in millions)	$97.8		$96.8	$110.4	$117.2		$126.2	$143.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 41%, 92%, 168%, 178%, 278% and 276% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

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upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2019, the Portfolio had a payment of $1,437,246 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2019. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2019. The Portfolio’s average overdraft advances during the six months ended June 30, 2019 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

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The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2019, the Portfolio had open unfunded loan commitments of $4,206,810. At June 30, 2019, the Portfolio had sufficient cash and/or securities to cover these commitments.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian,

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under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $45,222,651. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $13,477,068. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2019, the Portfolio had an outstanding reverse repurchase agreement balance for 52 days. The average amount of borrowings was $50,361,434 and the annualized weighted average interest rate was 2.60% during the 52 day period. There were no outstanding reverse repurchase agreements as of June 30, 2019.

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The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(28,011,047)	$—	$—	$—	$(28,011,047)
Foreign Government	(3,465,823)	$—	$—	$—	(3,465,823)
Total	$(31,476,870)	$—	$—	$—	$(31,476,870)
Total Borrowings	$(31,476,870)	$—	$—	$—	$(31,476,870)
Gross amount of recognized liabilities for securities lending transactions					$(31,476,870)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument,

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and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of

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Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of

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buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2019, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value (a)	$787,102	OTC swap contracts at market value (a)	$59,010
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	531,051	Unrealized depreciation on centrally cleared swap contracts (b) (d)	1,711,462
	Unrealized appreciation on futures contracts (c) (d)	9,010,651	Unrealized depreciation on futures contracts (c) (d)	3,117,259
Credit	OTC swap contracts at market value (a)	1,578,458	OTC swap contracts at market value (a)	411,970
			Unrealized depreciation on centrally cleared swap contracts (b) (d)	82,666
Equity	Investments at market value (d) (e)	22,310
Foreign Exchange	Investments at market value (e)	975,740
	Unrealized appreciation on forward foreign currency exchange contracts	621,427	Unrealized depreciation on forward foreign currency exchange contracts	1,906,410
			Written options at value	326,484

		$13,526,739		$7,615,261

(a)	Excludes OTC swap interest receivable of $18,559 and OTC swap interest payable of $37,177.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

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The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$756,187	$(566,249)	$(80,000)	$109,938
Barclays Bank plc	75,376	(2,884)	(72,492)	—
BNP Paribas S.A.	462,138	(222,556)	(239,582)	—
Citibank N.A.	782,984	(626,116)	(156,868)	—
Credit Suisse International	95,069	(65,602)	(20,000)	9,467
Deutsche Bank AG	280,881	(87,152)	(70,751)	122,978
Goldman Sachs International	271,061	(98,573)	(172,488)	—
HSBC Bank plc	489,069	(371,255)	—	117,814
JPMorgan Chase Bank N.A.	351,725	(74,189)	(200,000)	77,536
Morgan Stanley & Co. International plc	311,934	(191,476)	(100,000)	20,458
Standard Chartered Bank	18,038	—	—	18,038
UBS AG	68,265	(68,265)	—	—

	$3,962,727	$(2,374,317)	$(1,112,181)	$476,229

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$566,249	$(566,249)	$—	$—
Barclays Bank plc	2,884	(2,884)	—	—
BNP Paribas S.A.	222,556	(222,556)	—	—
Citibank N.A.	626,116	(626,116)	—	—
Credit Suisse International	65,602	(65,602)	—	—
Deutsche Bank AG	87,152	(87,152)	—	—
Goldman Sachs International	98,573	(98,573)	—	—
HSBC Bank plc	371,255	(371,255)	—	—
JPMorgan Chase Bank N.A.	74,189	(74,189)	—	—
Morgan Stanley & Co. International plc	191,476	(191,476)	—	—
State Street Bank and Trust	182,378	—	—	182,378
UBS AG	215,444	(68,265)	(50,000)	97,179

	$2,703,874	$(2,374,317)	$(50,000)	$279,557

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(630,625)	$—	$(2,282,203)	$(2,912,828)
Forward foreign currency transactions	—	—	(5,015,311)	(5,015,311)
Futures contracts	29,162,123	—	—	29,162,123
Swap contracts	(211,159)	(1,199,802)	9,437	(1,401,524)
Written options	(35,421)	—	1,882,170	1,846,749

	$28,284,918	$(1,199,802)	$(5,405,907)	$21,679,209

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Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(715,951)	$—	$(319,111)	$(1,035,062)
Forward foreign currency transactions	—	—	2,010,192	2,010,192
Futures contracts	(5,878,126)	—	—	(5,878,126)
Swap contracts	(392,244)	(485,790)	28,292	(849,742)
Written options	577,050	—	267,811	844,861

	$(6,409,271)	$(485,790)	$1,987,184	$(4,907,877)

For the six months ended June 30, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$329,908,472
Forward foreign currency transactions	444,850,128
Futures contracts long	1,338,919,682
Futures contracts short	(417,186,807)
Swap contracts	530,174,169
Written options	(392,223,856)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

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Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$8,265,883,162	$918,999,412	$8,345,062,381	$1,052,247,274

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2019 were as follows:

Purchases	Sales
$7,718,914,287	$7,739,383,911

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $2,461,713 in purchases and $2,328,526 in sales of investments, which are included above, and resulted in realized gains of $108,646.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$5,810,638	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

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Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. No fees were waived for the six months ended June 30, 2019.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-63

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$3,566,418,153

Gross unrealized appreciation	122,906,852
Gross unrealized depreciation	(36,429,531)

Net unrealized appreciation (depreciation)	$86,477,321

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$126,118,817	$119,285,236	$—	$—	$126,118,817	$119,285,236

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$126,610,528	$—	$(57,696,157)	$(152,772,496)	$(83,858,125)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had short-term accumulated capital losses of $92,349,595 and long-term accumulated capital losses of $60,422,901.

BHFTII-64

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the BlackRock Capital Appreciation Portfolio returned 23.96%, 23.81%, and 23.88%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 21.49%.

MARKET ENVIRONMENT / CONDITIONS

Following the December selloff, U.S. equities took a sharp U-turn, with the S&P 500 Index returning 18.54% on a year-to-date basis. In the first quarter of the year, fears of an economic slowdown eased as a result of better-than-anticipated corporate earnings and a pause in the Federal Reserve’s policy normalization. In the second quarter, equities pulled back in May as concerns over the US-China trade war escalated. However, following the G-20 summit in June, stocks recovered their losses on the news of progress in trade negotiations and the continued dovish stance of the Federal Reserve. On a year-to-date basis, all sectors in the Index were up, with Information Technology and Consumer Discretionary gaining the most, and Health Care and Energy the least.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the 6-month period, stock selection in Industrials, Consumer Discretionary, and Health Care contributed to relative performance while selection in Financials and Communication Services detracted.

The largest sector contributor to relative performance over the period was Industrials, where stock selection in the professional services and industrial conglomerates sub-sectors had the strongest positive impact on results. Notably, an overweight position in CoStar Group, within professional services, as well as not owning 3M and an overweight to Roper Technologies, within industrial conglomerates, contributed to relative results. Secondly, stock selection in the Consumer Discretionary sector added to relative results, led by the internet & direct marketing retail sub-sector where an overweight to Amazon and an off-benchmark position in Brazilian e-commerce giant, MercadoLibre, drove results. Lastly, Health Care was a key contributor to relative results, where an underweight to biotechnology, which underperformed during the period, and security selection in the pharmaceuticals sub-sector, notably not holding Eli Lilly & Company and Bristol-Myers Squibb, had the strongest positive impact on performance.

The largest detractor over the period was Financials, where not owning any companies in the insurance sub-sector detracted from results as several insurance names, such as the Progressive Corporation and AON PLC, outperformed. Communication Services was also a key detractor, led by stock selection in interactive media & services, particularly an underweight to Facebook, which outperformed during the period, and an off-benchmark position in Tencent which underperformed. Other notable detractors during the period include overweight positions in Centene Corporation and United Healthcare, as well as an underweight position in Apple.

Due to a combination of trading activity and market movement during the period, Industrials and Information Technology saw the largest changes in active positioning. The Portfolio shifted from holding a large active underweight to being overweight Industrials, largely due to an increase in the overweight to the professional services sub-sector and a reduction in the underweight to the aerospace & defense industry. By contrast, the Portfolio’s active overweight to Information Technology shifted to an underweight due to a decrease in the overweight to software and an increase in the active underweight to the communication equipment industry.

The largest sector overweight in the Portfolio as of June 30, 2019 was Consumer Discretionary, followed by Materials. Information Technology and Consumer Staples were the largest underweights.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	23.96	10.95	14.38	15.16
Class B	23.81	10.69	14.09	14.88
Class E	23.88	10.81	14.20	14.99
Russell 1000 Growth Index	21.49	11.57	13.39	16.28

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Amazon.com, Inc.	8.7
Microsoft Corp.	5.6
Visa, Inc. - Class A	4.9
MasterCard, Inc. - Class A	4.3
UnitedHealth Group, Inc.	3.1
Netflix, Inc.	3.0
CoStar Group, Inc.	2.9
Salesforce.com, Inc.	2.9
Alphabet, Inc. - Class A	2.7
Adobe, Inc.	2.6

Top Sectors

% of Net Assets
Information Technology	33.3
Consumer Discretionary	16.8
Health Care	15.7
Communication Services	12.4
Industrials	11.0
Financials	3.6
Materials	2.9
Consumer Staples	2.2
Real Estate	1.8

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.63%	$1,000.00	$1,239.60	$3.50
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class B (a)	Actual	0.88%	$1,000.00	$1,238.10	$4.88
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

Class E (a)	Actual	0.78%	$1,000.00	$1,238.80	$4.33
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Boeing Co. (The)	116,688	$42,475,599

Automobiles—0.3%
Ferrari NV	34,792	5,616,125

Beverages—2.2%
Constellation Brands, Inc. - Class A (a)	198,158	39,025,237

Biotechnology—1.1%
Vertex Pharmaceuticals, Inc. (b)	100,926	18,507,810

Capital Markets—3.6%
CME Group, Inc.	152,730	29,646,420
S&P Global, Inc.	149,497	34,053,922

		63,700,342

Chemicals—1.6%
Linde plc	14,071	2,825,457
Sherwin-Williams Co. (The) (a)	54,523	24,987,346

		27,812,803

Construction Materials—1.3%
Vulcan Materials Co. (a)	172,896	23,740,350

Electronic Equipment, Instruments & Components—0.8%
Keysight Technologies, Inc. (b)	161,238	14,480,785

Entertainment—3.0%
Netflix, Inc. (b)	142,655	52,400,035

Equity Real Estate Investment Trusts—1.8%
SBA Communications Corp. (b)	143,210	32,199,336

Health Care Equipment & Supplies—7.0%
Align Technology, Inc. (b)	126,969	34,751,415
Becton Dickinson & Co.	88,466	22,294,317
Boston Scientific Corp. (b)	822,780	35,363,084
Intuitive Surgical, Inc. (b)	57,569	30,197,819

		122,606,635

Health Care Providers & Services—3.6%
Centene Corp. (b)	173,262	9,085,859
UnitedHealth Group, Inc.	220,896	53,900,833

		62,986,692

Hotels, Restaurants & Leisure—1.3%
Domino’s Pizza, Inc. (a)	82,369	22,921,645

Industrial Conglomerates—2.0%
Honeywell International, Inc.	67,639	11,809,093
Roper Technologies, Inc. (a)	61,863	22,657,942

		34,467,035

Interactive Media & Services—9.4%
Alphabet, Inc. - Class A (b)	43,249	46,830,017
Facebook, Inc. - Class A (b)	212,789	41,068,277
IAC/InterActiveCorp (b)	168,373	36,626,179
Tencent Holdings, Ltd.	885,500	40,060,477

		164,584,950

Internet & Direct Marketing Retail—13.1%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	149,768	25,378,188
Amazon.com, Inc. (b)	80,958	153,304,497
Booking Holdings, Inc. (a) (b)	5,215	9,776,613
MercadoLibre, Inc. (b)	67,220	41,123,179

		229,582,477

IT Services—10.8%
MasterCard, Inc. - Class A (a)	286,420	75,766,683
PayPal Holdings, Inc. (b)	241,786	27,674,825
Visa, Inc. - Class A	500,842	86,921,129

		190,362,637

Life Sciences Tools & Services—3.1%
Illumina, Inc. (a) (b)	79,479	29,260,194
IQVIA Holdings, Inc. (b)	154,454	24,851,649

		54,111,843

Machinery—1.0%
Xylem, Inc. (a)	219,469	18,356,387

Pharmaceuticals—1.0%
Zoetis, Inc.	155,290	17,623,862

Professional Services—4.0%
CoStar Group, Inc. (a) (b)	93,030	51,544,202
TransUnion	246,158	18,095,074

		69,639,276

Road & Rail—1.6%
Union Pacific Corp.	164,574	27,831,109

Semiconductors & Semiconductor Equipment—2.9%
ASML Holding NV	165,315	34,373,948
Xilinx, Inc. (a)	147,498	17,392,964

		51,766,912

Software—18.0%
Adobe, Inc. (a) (b)	154,474	45,515,764
Autodesk, Inc. (b)	144,326	23,510,706
Intuit, Inc. (a)	164,537	42,998,454
Microsoft Corp.	738,721	98,959,065
PTC, Inc. (a) (b)	183,258	16,449,238
Salesforce.com, Inc. (b)	338,933	51,426,304
ServiceNow, Inc. (b)	136,589	37,503,242

		316,362,773

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—1.1%
Burlington Stores, Inc. (a) (b)	112,891	$19,208,404

Textiles, Apparel & Luxury Goods—1.0%
NIKE, Inc. - Class B	204,771	17,190,525

Total Common Stocks (Cost $1,185,872,000)		1,739,561,584

Preferred Stock—0.7%

Software—0.7%
Palantir Technologies, Inc. - Series I , (b) (c) (d) (e) (Cost $15,555,194)	2,537,552	12,027,996

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $6,812,141; collateralized by U.S. Treasury Note at 2.375%, maturing 03/15/22, with a market value of $6,950,934.	6,811,459	6,811,459

Total Short-Term Investments (Cost $6,811,459)		6,811,459

Securities Lending Reinvestments (f)—15.1%

Bank Note—0.1%
Bank of America N.A. 2.624%, 1M LIBOR + 0.230%, 07/15/19 (g)	2,000,000	2,009,009

Certificates of Deposit—9.6%
ABN AMRO Bank NV Zero Coupon, 07/05/19	9,912,326	9,995,300
Banco Del Estado De Chile New York 2.564%, 1M LIBOR + 0.160%, 11/22/19 (g)	2,000,000	2,000,170
2.592%, 1M LIBOR + 0.180%, 10/09/19 (g)	5,000,000	5,000,705
Banco Santander S.A. 2.600%, 07/05/19	5,000,000	5,000,260
Bank of Montreal (Chicago) 2.512%, 1M LIBOR + 0.100%, 10/11/19 (g)	5,000,000	5,000,165
2.751%, 1M LIBOR + 0.330%, 08/06/19 (g)	2,000,000	2,000,574
Bank of Nova Scotia 2.564%, 1M LIBOR + 0.170%, 05/15/20 (g)	3,000,000	2,999,724
2.762%, 3M LIBOR + 0.170%, 01/09/20 (g)	2,000,000	2,001,554
Barclays Bank plc 2.950%, 08/02/19	8,000,000	8,004,208
BNP Paribas S.A. New York 2.615%, 3M LIBOR + 0.050%, 11/06/19 (g)	2,000,000	2,000,736
Canadian Imperial Bank of Commerce 2.644%, 1M LIBOR + 0.250%, 10/15/19 (g)	2,000,000	2,000,658
2.660%, 1M LIBOR + 0.270%, 07/19/19 (g)	2,000,000	2,000,176

Certificates of Deposit—(Continued)
Chiba Bank, Ltd. 2.400%, 09/19/19	3,000,000	$3,000,060
2.450%, 08/12/19	2,000,000	2,000,316
China Construction Bank Corp. 2.670%, 07/18/19	2,000,000	2,000,308
Commonwealth Bank of Australia 2.569%, 1M LIBOR + 0.175%, 04/16/20 (g)	3,000,000	3,000,570
2.621%, 1M LIBOR + 0.210%, 09/13/19 (g)	2,000,000	2,000,640
Cooperative Rabobank UA 2.739%, 3M LIBOR + 0.150%, 01/08/20 (g)	3,000,000	3,001,176
Credit Industriel et Commercial 2.687%, 3M LIBOR + 0.090%, 10/15/19 (g)	2,000,000	2,000,554
Credit Suisse AG 2.561%, 1M LIBOR + 0.130%, 11/04/19 (g)	2,000,000	1,999,868
DZ Bank AG New York Zero Coupon, 07/05/19	7,947,498	7,996,240
HSBC Bank USA, N.A. 2.565%, 3M LIBOR + 0.000%, 08/05/19 (g)	3,000,000	2,999,760
Industrial & Commercial Bank of China, Ltd. 2.630%, 08/28/19	3,000,000	3,000,984
KBC Bank NV Zero Coupon, 07/10/19	3,978,533	3,997,880
Zero Coupon, 10/25/19	7,896,000	7,941,078
Mizuho Bank, Ltd. 2.524%, 1M LIBOR + 0.120%, 11/27/19 (g)	6,000,000	6,001,542
MUFG Bank Ltd. 2.574%, 1M LIBOR + 0.170%, 02/24/20 (g)	2,000,000	2,000,006
2.800%, 07/16/19	4,000,000	4,000,800
National Australia Bank, Ltd. 2.602%, 1M LIBOR + 0.190%, 04/08/20 (g)	3,000,000	3,000,690
Nationwide Building Society Zero Coupon, 08/01/19	6,941,311	6,984,530
Norinchukin Bank, London Zero Coupon, 07/09/19	1,986,842	1,998,540
Rabobank International London 2.592%, 1M LIBOR + 0.190%, 04/24/20 (g)	7,000,000	7,002,870
Societe Generale 2.723%, 3M LIBOR + 0.200%, 08/21/19 (g)	5,001,966	5,002,985
2.730%, FEDEFF PRV + 0.350%, 06/19/20 (g)	3,000,000	2,999,991
Standard Chartered Bank 2.660%, 08/23/19	8,000,000	8,003,704
Sumitomo Mitsui Banking Corp. 2.589%, 1M LIBOR + 0.170%, 08/07/19 (g)	4,000,028	4,000,420
Sumitomo Mitsui Trust Bank, Ltd. 2.564%, 1M LIBOR + 0.160%, 10/23/19 (g)	5,000,000	5,000,950
2.689%, 3M LIBOR + 0.100%, 07/08/19 (g)	2,000,000	2,000,144
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 10/17/19	1,973,515	1,985,780
Svenska Handelsbanken AB 2.702%, 1M LIBOR + 0.300%, 10/31/19 (g)	2,000,000	2,001,458
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (g)	1,000,000	1,000,135
Wells Fargo Bank N.A. 2.721%, 3M LIBOR + 0.140%, 07/11/19 (g)	4,000,000	3,999,806
2.796%, 3M LIBOR + 0.210%, 10/25/19 (g)	2,000,000	2,001,586

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (g)	6,000,000	$5,999,966

		167,929,567

Commercial Paper—2.7%
Agricultural Bank of China 2.570%, 09/11/19	3,974,014	3,978,472
Bank of China, Ltd. 2.640%, 09/09/19	993,400	994,724
2.670%, 07/16/19	5,959,950	5,992,218
2.670%, 07/17/19	2,979,975	2,995,893
China Construction Bank Corp. 2.620%, 09/03/19	993,304	995,219
2.650%, 07/26/19	1,987,044	1,995,966
2.685%, 07/03/19	1,986,575	1,999,276
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (g)	5,000,000	5,001,265
LMA S.A. & LMA Americas, Corp. 2.570%, 08/14/19	1,982,867	1,993,648
2.610%, 10/03/19	1,973,465	1,986,830
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (g)	2,000,000	1,999,990
Starbird Funding Corp. 2.600%, 07/01/19	3,999,195	3,999,180
Thunder Bay Funding LLC 2.540%, 1M LIBOR + 0.100%, 12/05/19 (g)	2,000,000	2,000,104
Toyota Motor Credit Corp. 2.620%, 08/29/19	9,871,183	9,959,450
Westpac Banking Corp. 2.552%, 1M LIBOR + 0.150%, 05/29/20 (g)	1,999,657	2,000,006

		47,892,241

Repurchase Agreements—2.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $10,986,378; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $11,203,958.	10,984,273	10,984,273
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $1,208,805; collateralized by various Common Stock with an aggregate market value of $1,320,000.	1,200,000	1,200,000
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $7,558,163; collateralized by various Common Stock with an aggregate market value of $8,252,043.	7,500,000	7,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $2,005,269; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $100,268; collateralized by various Common Stock with an aggregate market value of $110,000.	100,000	100,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $2,600,563; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $2,652,000.	2,600,000	2,600,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $300,069; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $306,002.	300,000	300,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $1,600,337; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $1,638,457.	1,600,000	1,600,000
Societe Generale Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $5,501,132; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $5,926,625.	5,500,000	5,500,000
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $5,001,029; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $5,387,840.	5,000,000	5,000,000

		36,784,273

Time Deposit—0.6%
Royal Bank of Canada 2.500%, 07/01/19	10,000,000	10,000,000

Total Securities Lending Reinvestments (Cost $264,571,217)		264,615,090

Total Investments—115.2% (Cost $1,472,809,870)		2,023,016,129
Other assets and liabilities (net)—(15.2)%		(266,587,951)

Net Assets—100.0%		$1,756,428,178

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $262,363,629 and the collateral received consisted of cash in the amount of $264,122,922. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, these securities represent 0.7% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2019, the market value of restricted securities was $12,027,996, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Series I	02/07/14	2,537,552	$15,555,194	$12,027,996

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$42,475,599	$—	$—	$42,475,599
Automobiles	5,616,125	—	—	5,616,125
Beverages	39,025,237	—	—	39,025,237
Biotechnology	18,507,810	—	—	18,507,810
Capital Markets	63,700,342	—	—	63,700,342
Chemicals	27,812,803	—	—	27,812,803
Construction Materials	23,740,350	—	—	23,740,350
Electronic Equipment, Instruments & Components	14,480,785	—	—	14,480,785
Entertainment	52,400,035	—	—	52,400,035
Equity Real Estate Investment Trusts	32,199,336	—	—	32,199,336
Health Care Equipment & Supplies	122,606,635	—	—	122,606,635
Health Care Providers & Services	62,986,692	—	—	62,986,692
Hotels, Restaurants & Leisure	22,921,645	—	—	22,921,645
Industrial Conglomerates	34,467,035	—	—	34,467,035
Interactive Media & Services	124,524,473	40,060,477	—	164,584,950
Internet & Direct Marketing Retail	229,582,477	—	—	229,582,477
IT Services	190,362,637	—	—	190,362,637
Life Sciences Tools & Services	54,111,843	—	—	54,111,843
Machinery	18,356,387	—	—	18,356,387
Pharmaceuticals	17,623,862	—	—	17,623,862
Professional Services	69,639,276	—	—	69,639,276
Road & Rail	27,831,109	—	—	27,831,109
Semiconductors & Semiconductor Equipment	51,766,912	—	—	51,766,912
Software	316,362,773	—	—	316,362,773
Specialty Retail	19,208,404	—	—	19,208,404
Textiles, Apparel & Luxury Goods	17,190,525	—	—	17,190,525
Total Common Stocks	1,699,501,107	40,060,477	—	1,739,561,584
Total Preferred Stock*	—	—	12,027,996	12,027,996
Total Short-Term Investment*	—	6,811,459	—	6,811,459
Total Securities Lending Reinvestments*	—	264,615,090	—	264,615,090
Total Investments	$1,699,501,107	$311,487,026	$12,027,996	$2,023,016,129

Collateral for Securities Loaned (Liability)	$—	$(264,122,922)	$—	$(264,122,922)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2019 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$2,023,016,129
Cash denominated in foreign currencies (c)	56
Receivable for:
Investments sold	189,472
Fund shares sold	115,031

Total Assets	2,023,320,688
Liabilities
Collateral for securities loaned	264,122,922
Payables for:
Fund shares redeemed	1,263,107
Accrued Expenses:
Management fees	853,907
Distribution and service fees	46,870
Deferred trustees’ fees	128,892
Other expenses	476,812

Total Liabilities	266,892,510

Net Assets	$1,756,428,178

Net Assets Consist of:
Paid in surplus	$1,091,654,293
Distributable earnings (Accumulated losses)	664,773,885

Net Assets	$1,756,428,178

Net Assets
Class A	$1,506,540,126
Class B	206,816,167
Class E	43,071,885
Capital Shares Outstanding*
Class A	37,405,422
Class B	5,384,727
Class E	1,094,311
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$40.28
Class B	38.41
Class E	39.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,472,809,870.
(b)	Includes securities loaned at value of $262,363,629.
(c)	Identified cost of cash denominated in foreign currencies was $56.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$5,346,340
Interest	47,902
Securities lending income	318,242

Total investment income	5,712,484
Expenses
Management fees	5,888,599
Administration fees	35,185
Custodian and accounting fees	60,005
Distribution and service fees—Class B	244,849
Distribution and service fees—Class E	31,269
Audit and tax services	22,147
Legal	22,462
Trustees’ fees and expenses	31,323
Shareholder reporting	56,157
Insurance	5,816
Miscellaneous	10,551

Total expenses	6,408,363
Less management fee waiver	(785,274)

Net expenses	5,623,089

Net Investment Income	89,395

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	115,294,275
Foreign currency transactions	(888)

Net realized gain	115,293,387

Net change in unrealized appreciation on:
Investments	244,342,111
Foreign currency transactions	47

Net change in unrealized appreciation	244,342,158

Net realized and unrealized gain	359,635,545

Net Increase in Net Assets From Operations	$359,724,940

(a)	Net of foreign withholding taxes of $183,465.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$89,395	$3,213,838
Net realized gain	115,293,387	280,553,153
Net change in unrealized appreciation (depreciation)	244,342,158	(203,139,928)

Increase in net assets from operations	359,724,940	80,627,063

From Distributions to Shareholders
Class A	(243,275,511)	(207,685,022)
Class B	(34,215,072)	(25,627,882)
Class E	(7,013,573)	(5,905,674)

Total distributions	(284,504,156)	(239,218,578)

Increase (decrease) in net assets from capital share transactions	141,533,336	(187,845,257)

Total increase (decrease) in net assets	216,754,120	(346,436,772)

Net Assets
Beginning of period	1,539,674,058	1,886,110,830

End of period	$1,756,428,178	$1,539,674,058

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	253,179	$11,099,585	541,953	$24,324,099
Reinvestments	6,165,117	243,275,511	4,701,947	207,685,022
Redemptions	(3,201,454)	(142,039,477)	(9,310,034)	(432,378,880)

Net increase (decrease)	3,216,842	$112,335,619	(4,066,134)	$(200,369,759)

Class B
Sales	344,236	$14,443,744	676,125	$28,743,042
Reinvestments	909,008	34,215,072	603,435	25,627,882
Redemptions	(526,047)	(22,358,047)	(999,607)	(43,641,060)

Net increase	727,197	$26,300,769	279,953	$10,729,864

Class E
Sales	77,167	$3,334,435	230,760	$10,279,382
Reinvestments	181,840	7,013,573	136,295	5,905,674
Redemptions	(171,846)	(7,451,060)	(328,183)	(14,390,418)

Net increase	87,161	$2,896,948	38,872	$1,794,638

Increase (decrease) derived from capital shares transactions		$141,533,336		$(187,845,257)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$38.83		$43.42	$33.23	$36.50		$41.19	$37.85

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.09	0.08	0.04	(b)	0.01	0.01
Net realized and unrealized gain (loss)	9.14		1.74	11.06	(0.15)		2.69	3.35

Total income (loss) from investment operations	9.15		1.83	11.14	(0.11)		2.70	3.36

Less Distributions
Distributions from net investment income	(0.10)		(0.06)	(0.04)	0.00		0.00	(0.02)
Distributions from net realized capital gains	(7.60)		(6.36)	(0.91)	(3.16)		(7.39)	0.00

Total distributions	(7.70)		(6.42)	(0.95)	(3.16)		(7.39)	(0.02)

Net Asset Value, End of Period	$40.28		$38.83	$43.42	$33.23		$36.50	$41.19

Total Return (%) (c)	23.96	(d)	2.43	33.93	0.09		6.28	8.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(e)	0.72	0.72	0.72		0.71	0.71
Net ratio of expenses to average net assets (%) (f)	0.63	(e)	0.63	0.63	0.66		0.66	0.71
Ratio of net investment income to average net assets (%)	0.04	(e)	0.21	0.20	0.13	(b)	0.03	0.02
Portfolio turnover rate (%)	23	(d)	45	48	87		70	99
Net assets, end of period (in millions)	$1,506.5		$1,327.7	$1,661.1	$1,505.8		$1,609.7	$1,781.3

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$37.29		$41.96	$32.19	$35.54		$40.38	$37.17

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.02)	(0.02)	(0.04	)(b)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	8.76		1.71	10.70	(0.15)		2.63	3.30

Total income (loss) from investment operations	8.72		1.69	10.68	(0.19)		2.55	3.21

Less Distributions
Distributions from net realized capital gains	(7.60)		(6.36)	(0.91)	(3.16)		(7.39)	0.00

Total distributions	(7.60)		(6.36)	(0.91)	(3.16)		(7.39)	0.00

Net Asset Value, End of Period	$38.41		$37.29	$41.96	$32.19		$35.54	$40.38

Total Return (%) (c)	23.81	(d)	2.18	33.57	(0.15)		6.01	8.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(e)	0.97	0.97	0.97		0.96	0.96
Net ratio of expenses to average net assets (%) (f)	0.88	(e)	0.88	0.88	0.91		0.91	0.96
Ratio of net investment loss to average net assets (%)	(0.21	)(e)	(0.04)	(0.05)	(0.12	)(b)	(0.22)	(0.23)
Portfolio turnover rate (%)	23	(d)	45	48	87		70	99
Net assets, end of period (in millions)	$206.8		$173.7	$183.7	$161.6		$177.9	$184.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$38.06		$42.68	$32.69	$36.01		$40.79	$37.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.03	0.02	(0.01	)(b)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	8.95		1.71	10.88	(0.15)		2.66	3.33

Total income (loss) from investment operations	8.93		1.74	10.90	(0.16)		2.61	3.28

Less Distributions
Distributions from net investment income	(0.03)		0.00	0.00	0.00		0.00	0.00
Distributions from net realized capital gains	(7.60)		(6.36)	(0.91)	(3.16)		(7.39)	0.00

Total distributions	(7.63)		(6.36)	(0.91)	(3.16)		(7.39)	0.00

Net Asset Value, End of Period	$39.36		$38.06	$42.68	$32.69		$36.01	$40.79

Total Return (%) (c)	23.88	(d)	2.26	33.73	(0.06)		6.11	8.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(e)	0.87	0.87	0.87		0.86	0.86
Net ratio of expenses to average net assets (%) (f)	0.78	(e)	0.78	0.78	0.81		0.81	0.86
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(e)	0.06	0.05	(0.02	)(b)	(0.12)	(0.13)
Portfolio turnover rate (%)	23	(d)	45	48	87		70	99
Net assets, end of period (in millions)	$43.1		$38.3	$41.3	$34.1		$40.8	$41.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $6,811,459. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $36,784,273. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$383,771,246	$0	$499,407,966

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$5,888,599	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$1,473,163,388

Gross unrealized appreciation	562,374,338
Gross unrealized depreciation	(12,521,597)

Net unrealized appreciation (depreciation)	$549,852,741

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$60,299,781	$1,710,196	$178,918,797	$42,903,729	$239,218,578	$44,613,925

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$4,424,289	$279,731,996	$305,510,630	$—	$589,666,915

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 1.19%, 1.07%, and 1.11%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-month T-Bill Index1, returned 1.24%.

MARKET ENVIRONMENT / CONDITIONS

Portfolio positioning during the first half of 2019 was influenced by the Federal Open Market Committee’s (“FOMC”) pivot to an overtly “patient” stance with regards to monetary policy and accommodation removal adopted by the FOMC during the first quarter. As we moved through the first half of the year, dovish rhetoric from the FOMC intensified, highlighted by Federal Reserve Chairman Powell’s commitment to utilizing policy to maintain the current economic expansion. This led us to believe that the cycle of policy accommodation removal has ended and the next move by the FOMC will be a rate cut relatively soon. Positioning also encompassed our expectation for somewhat lower bank funding needs and increased volatility in U.S. Treasury bill supply. Demand for short term credit investments from non-traditional buyers, coupled with significant flows into prime funds and ultrashort bond funds fueled by the flat yield curve, continued to prove a dominant technical force in the front end credit market. These factors pressured 3 month LIBOR (London Interbank Offered Rate) to fall from 2.81% on December 31st to 2.32% at the end of June. The LIBOR curve was inverted by 0.22% as measured from 1 month to 1 year on June 30th compared with a positive slope of 0.51% at year end.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio added fixed rate commercial paper and certificates of deposit at yields of 2.18% to 2.92% with final maturities of 3 months to 13 months, 0.54% above current overnight levels to 0.20% below current overnight levels. Floating rate investments with final maturities of 3 months to 1 year were added at spreads of 0.13% to 0.32% over 1 month LIBOR and 0.0% to 0.24% over 3 month LIBOR. The Portfolio also added floating rate certificates of deposit linked to SOFR (Secured Overnight Financing Rate) at spreads of 0.30% to 0.51% over the index. The inversion of the LIBOR yield curve and tightening of credit spreads that resulted from the increasingly dovish rhetoric by the FOMC led to price appreciation, particularly in fixed rate investments with longer durations. While this price appreciation was additive to return, proceeds of maturing securities were reinvested at significantly lower yields, negatively impacting the income generating capacity of the Portfolio. The tightening of the spread between 1 month and 3 month LIBOR over the period increased the relative attractiveness of securities linked to the 1 month LIBOR index.

As an expression of our strategy, the Weighted Average Maturity of the Portfolio increased from 27 days in December to 54 days at the end of June while the Weighted Average Life was increased from 73 days to 79 days over the period. The allocation to floating rate instruments decreased from 36% at the end of December to 25% at the end of June and was comprised of securities indexed off of SOFR (1%), 1-month LIBOR (13%) and 3-month LIBOR (11%). These contributed 0.66% to gross yield while fixed rate investments contributed the balance.

Rich Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH T-BILL INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	1.19	2.21	0.84	0.43
Class B	1.07	1.95	0.67	0.34
Class E	1.11	2.05	0.74	0.37
Bank of America/Merrill Lynch 3-Month T-Bill Index	1.24	2.31	0.87	0.49

1 The Bank of America/Merrill Lynch 3-Month T-Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Issuers

% of Net Assets
JPMorgan Securities, Inc.	9.1
Mizuho Securities U.S.A.	3.8
Bank of America Securities, Inc.	3.4
Landesbank Baden-Wuettertemberg	3.1
Ontario Teachers’ Cadillac Fairview Properties Trust	3.1
Old Line Funding LLC	3.0
Sumitomo Mitsui Trust Bank, Ltd. (NY)	3.0
BNG Bank N.V.	2.8
Regency Market No. 1 LLC	2.8
CPPIB Capital, Inc.	2.8

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.37%	$1,000.00	$1,011.90	$1.85
	Hypothetical*	0.37%	$1,000.00	$1,022.96	$1.86

Class B (a)	Actual	0.62%	$1,000.00	$1,010.70	$3.09
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class E (a)	Actual	0.52%	$1,000.00	$1,011.10	$2.59
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Short-Term Investments—100.0% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—29.3%
Bank of Montreal (Chicago) 2.814%, 1M LIBOR + 0.420%, 01/17/20 (a)	3,500,000	$3,506,548
Bank of Nova Scotia (Houston) 2.587%, 3M LIBOR + 0.200%, 09/20/19 (a)	8,000,000	8,003,680
BNP Paribas S.A. (NY)
2.180%, 12/24/19	7,000,000	6,999,952
2.501%, 3M LIBOR + 0.190%, 09/27/19 (a)	5,000,000	4,997,250
Canadian Imperial Bank of Commerce (NY)
2.704%, 1M LIBOR + 0.310%, 07/16/19 (a)	7,000,000	7,001,056
2.704%, 1M LIBOR + 0.300%, 07/25/19 (a)	6,000,000	6,000,760
Credit Suisse AG
2.690%, SOFR + 0.450%, 11/04/19 (a)	4,000,000	4,004,294
2.700%, SOFR + 0.450%, 05/01/20 (a)	7,000,000	7,017,289
2.720%, SOFR + 0.450%, 06/19/20 (a)	6,000,000	6,000,000
DNB Bank ASA 2.601%, 3M LIBOR + 0.000%, 10/16/19 (a)	7,000,000	6,999,984
KBC Bank NV 2.603%, 07/10/19	7,000,000	6,994,381
Macquarie Bank, Ltd. 2.682%, 05/07/20 (a)	7,000,000	7,001,144
Mizuho Bank, Ltd. (NY)
2.532%, 1M LIBOR + 0.150%, 11/18/19 (a)	6,000,000	6,001,456
2.593%, 3M LIBOR + 0.010%, 07/30/19 (a)	10,000,000	10,000,005
Mizuho Securities U.S.A. 2.400%, 07/05/19	25,000,000	25,000,024
MUFG Bank, Ltd.
2.684%, 1M LIBOR + 0.280%, 08/22/19 (a)	5,000,000	5,002,133
2.685%, 3M LIBOR + 0.140%, 05/11/20 (a)	4,500,000	4,499,976
2.705%, 3M LIBOR + 0.180%, 02/24/20 (a)	4,300,000	4,301,642
National Bank of Canada (NY) 2.542%, 1M LIBOR + 0.130%, 12/11/19 (a)	8,000,000	8,002,597
Natixis (NY)
2.650%, 12/17/19	8,000,000	8,015,698
2.720%, 04/03/20	7,000,000	7,028,918
Natixis S.A. 2.720%, 3M LIBOR + 0.100%, 06/05/20 (a)	4,000,000	3,998,795
Royal Bank of Canada (NY)
2.704%, 1M LIBOR + 0.310%, 08/16/19 (a)	8,000,000	8,003,322
2.930%, SOFR + 0.510%, 01/09/20 (a)	6,500,000	6,510,771
Skandinaviska Enskilda Banken AB
2.604%, 3M LIBOR + 0.020%, 10/11/19 (a)	5,000,000	4,999,992
2.620%, 3M LIBOR + 0.020%, 10/21/19 (a)	10,000,000	10,011,765
Standard Chartered Bank 2.542%, 3M LIBOR + 0.100%, 10/31/19 (a)	10,000,000	10,002,719
Sumitomo Mitsui Banking Corp.
2.553%, 11/12/19 (a)	10,000,000	9,999,852
2.641%, 10/18/19 (a)	8,000,000	7,999,979
Sumitomo Mitsui Trust Bank, Ltd. (NY)
2.610%, 1M LIBOR + 0.210%, 10/04/19 (a)	8,000,000	8,005,872
2.711%, 3M LIBOR + 0.190%, 02/25/20 (a)	4,000,000	4,001,018
2.725%, 3M LIBOR + 0.200%, 08/16/19 (a)	4,000,000	4,000,609
2.832%, 3M LIBOR + 0.235%, 01/15/20 (a)	8,000,000	8,005,716

		237,919,197

Commercial Paper—58.2%
Albion Capital Corp.
Zero Coupon, 07/01/19 (b)	16,207,000	16,203,798
Antalis S.A.
1.656%, 07/03/19 (b)	6,000,000	5,997,975
1.988%, 07/05/19 (b)	7,000,000	6,996,693
Banque et Caisse d’Epargne de L’Etat Zero Coupon, 07/01/19 (b)	7,000,000	6,998,629
Banque Federative du Credit Mutuel S.A. 2.694%, 12/02/19 (b)	6,000,000	5,941,928
Barclays Bank plc 2.580%, 09/10/19 (b)	8,000,000	8,004,067
Bedford Row Funding Corp. 2.780%, 1M LIBOR + 0.340%, 08/02/19 (a)	5,000,000	5,001,660
Bennington Sark Capital Co. LLC
Zero Coupon, 07/01/19 (b)	12,226,000	12,223,524
2.175%, 07/08/19 (b)	9,855,000	9,848,348
BNG Bank N.V. 1.217%, 07/02/19 (b)	23,082,000	23,075,971
BPCE 2.676%, 10/01/19 (b)	3,500,000	3,479,496
Caisse des Depots et Consignations 2.331%, 07/23/19 (b)	13,039,000	13,018,237
CDP Financial, Inc.
2.537%, 11/05/19 (b)	10,000,000	9,914,669
2.555%, 10/28/19 (b)	10,000,000	9,919,717
Chariot Funding LLC 2.648%, 10/07/19 (b)	5,000,000	4,967,273
Charta LLC 2.705%, 07/22/19 (b)	10,000,000	9,984,280
CPPIB Capital, Inc.
2.373%, 08/06/19 (b)	13,000,000	12,966,721
2.706%, 03/09/20 (b)	10,000,000	9,834,108
Credit Industriel et Commercial (NY)
2.636%, 02/10/20 (b)	6,000,000	5,918,090
2.823%, 11/07/19 (b)	5,000,000	4,958,781
2.857%, 08/01/19 (b)	8,000,000	7,982,178
Crown Point Capital Co. LLC 2.640%, 08/05/19 (b)	10,000,000	10,002,397
Federation des Caisses Desjardins du Quebec
2.469%, 1M LIBOR + 0.220%, 08/16/19 (a)	10,000,000	9,967,524
2.631%, 1M LIBOR + 0.220%, 08/13/19 (a)	5,300,000	5,301,495
2.782%, 1M LIBOR + 0.370%, 12/10/19 (a)	7,000,000	7,009,585
Landesbank Baden-Wuettertemberg 1.232%, 07/02/19 (b)	25,000,000	24,993,114
Liberty Funding LLC 2.439%, 09/06/19 (b)	11,000,000	10,950,014
Mizuho Securities U.S.A. 2.500%, 09/04/19 (b)	6,000,000	6,002,609
Mont Blanc Capital Corp.
1.683%, 07/03/19 (b)	9,000,000	8,996,962
2.474%, 10/04/19 (b)	11,065,000	10,993,492
Nederlandse Waterschapsbank NV 2.381%, 08/05/19 (b)	15,000,000	14,961,952
Nestle Finance International, Ltd. 2.585%, 08/21/19 (b)	10,000,000	9,966,070

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
NRW Bank 1.217%, 07/02/19 (b)	8,000,000	$7,997,920
Old Line Funding LLC
2.541%, 1M LIBOR + 0.340%, 08/27/19 (a)	8,500,000	8,467,700
2.652%, 1M LIBOR + 0.340%, 07/25/19 (a)	9,000,000	8,984,246
2.835%, 1M LIBOR + 0.340%, 08/14/19 (a)	7,000,000	6,978,962
Ontario Teachers’ Cadillac Fairview Properties Trust
2.555%, 01/08/20 (b)	7,000,000	6,920,067
2.556%, 10/30/19 (b)	10,000,000	9,926,668
2.616%, 01/02/20 (b)	8,000,000	7,911,473
Province of Alberta Canada 2.540%, 11/14/19 (b)	6,000,000	5,946,161
Regency Market No. 1 LLC 2.292%, 07/15/19 (b)	23,000,000	22,973,640
Ridgefield Funding Co. LLC 2.494%, 08/07/19 (b)	10,207,000	10,179,861
Suncorp Group, Ltd. 2.354%, 12/16/19 (b)	8,000,000	7,904,240
Toronto-Dominion Bank 2.540%, 09/05/19 (b)	12,000,000	12,003,693
2.612%, 06/10/20 (b)	6,000,000	5,999,792
Toyota Motor Credit Corp. 2.631%, 1M LIBOR + 0.200%, 01/07/20 (a)	5,000,000	5,000,252
UBS AG 2.662%, 1M LIBOR + 0.260%, 08/28/19 (a)	5,500,000	5,502,417
2.739%, 3M LIBOR + 0.320%, 12/19/19 (a)	4,000,000	4,005,202
2.759%, 3M LIBOR + 0.180%, 08/01/19 (144A) (a)	5,000,000	5,000,657
2.840%, 1M LIBOR + 0.400%, 07/02/19 (144A) (a)	5,000,000	5,000,242
Westpac Banking Corp. 2.732%, 1M LIBOR + 0.320%, 11/08/19 (a)	7,000,000	7,006,603
2.759%, 3M LIBOR + 0.180%, 11/01/19 (a)	6,000,000	6,003,550

		472,094,703

Repurchase Agreements—12.5%
Bank of America Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.480%, due on 07/01/19 with a maturity value of $27,617,706; collateralized by U.S. Treasury Floating Rate Note at 2.141%, maturing 10/31/20, with a market value of $28,055,696.	27,612,000	27,612,000

Repurchase Agreements—(Continued)
JPMorgan Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $74,015,602; collateralized by U.S. Treasury Strips with zero coupon, maturity dates ranging from 05/15/32 - 11/15/45, with a market value of $75,480,000.	74,000,000	74,000,000

		101,612,000

Total Short-Term Investments (Cost $811,383,261)		811,625,900

Total Investments—100.0% (Cost $811,383,261)		811,625,900
Other assets and liabilities (net)—0.0%		(138,830)

Net Assets—100.0%		$811,487,070

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2019, the market value of 144A securities was $10,000,899, which is 1.2% of net assets.
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Short-Term Investments*	$—	$811,625,900	$—	$811,625,900
Total Investments	$—	$811,625,900	$—	$811,625,900

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a)	$710,013,900
Repurchase Agreement at value which equals cost	101,612,000
Cash	13,065
Receivable for:
Fund shares sold	235,347
Interest	1,029,182

Total Assets	812,903,494
Liabilities
Payables for:
Fund shares redeemed	808,445
Accrued Expenses:
Management fees	245,492
Distribution and service fees	91,588
Deferred trustees’ fees	126,757
Other expenses	144,142

Total Liabilities	1,416,424

Net Assets	$811,487,070

Net Assets Consist of:
Paid in surplus	$802,738,916
Distributable earnings (Accumulated losses)	8,748,154

Net Assets	$811,487,070

Net Assets
Class A	$327,135,136
Class B	389,152,798
Class E	95,199,136
Capital Shares Outstanding*
Class A	3,240,862
Class B	3,854,430
Class E	942,690
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.94
Class B	100.96
Class E	100.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $709,771,261.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Interest	$10,779,646

Total investment income	10,779,646
Expenses
Management fees	1,407,967
Administration fees	20,795
Custodian and accounting fees	29,836
Distribution and service fees—Class B	490,056
Distribution and service fees—Class E	72,265
Audit and tax services	16,080
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	41,567
Insurance	2,508
Miscellaneous	6,094

Total expenses	2,140,954
Less management fee waiver	(100,569)

Net expenses	2,040,385

Net Investment Income	8,739,261

Net Realized and Unrealized Gain
Net realized gain on investments	2,212

Net change in unrealized appreciation on investments	301,842

Net realized and unrealized gain	304,054

Net Increase in Net Assets From Operations	$9,043,315

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,739,261	$13,330,483
Net realized gain	2,212	4,146
Net change in unrealized appreciation (depreciation)	301,842	(14,880)

Increase in net assets from operations	9,043,315	13,319,749

From Distributions to Shareholders
Class A	(5,802,067)	(3,163,167)
Class B	(5,979,578)	(2,959,848)
Class E	(1,547,936)	(916,931)

Total distributions	(13,329,581)	(7,039,946)

Decrease in net assets from capital share transactions	(3,130,899)	(31,264,205)

Total decrease in net assets	(7,417,165)	(24,984,402)

Net Assets
Beginning of period	818,904,235	843,888,637

End of period	$811,487,070	$818,904,235

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	646,129	$65,821,236	1,271,421	$128,523,646
Reinvestments	57,549	5,802,067	31,481	3,163,167
Redemptions	(494,380)	(50,397,385)	(1,332,136)	(134,694,295)

Net increase (decrease)	209,298	$21,225,918	(29,234)	$(3,007,482)

Class B
Sales	667,621	$67,976,194	1,727,443	$174,497,711
Reinvestments	59,292	5,979,578	29,448	2,959,848
Redemptions	(937,491)	(95,464,772)	(1,841,534)	(185,896,483)

Net decrease	(210,578)	$(21,509,000)	(84,643)	$(8,438,924)

Class E
Sales	92,797	$9,449,201	172,508	$17,426,393
Reinvestments	15,346	1,547,936	9,123	916,931
Redemptions	(135,805)	(13,844,954)	(377,825)	(38,161,123)

Net decrease	(27,662)	$(2,847,817)	(196,194)	$(19,817,799)

Decrease derived from capital shares transactions		$(3,130,899)		$(31,264,205)

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014
Net Asset Value, Beginning of Period	$101.58		$100.82	$100.28		$100.00		$100.00		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	1.17		1.81	0.92		0.32	(b)	0.00	(c)	0.00
Net realized and unrealized gain (loss)	0.03		0.00 (d)	(0.03)		0.03		0.00		0.00

Total income (loss) from investment operations	1.20		1.81	0.89		0.35		0.00	(c)	0.00

Less Distributions
Distributions from net investment income	(1.84)		(1.04)	(0.35)		(0.07)		(0.00	)(e)	0.00
Distributions from net realized capital gains	0.00		(0.01)	(0.00	)(f)	(0.00	)(f)	0.00		0.00

Total distributions	(1.84)		(1.05)	(0.35)		(0.07)		(0.00	)(e)	0.00

Net Asset Value, End of Period	$100.94		$101.58	$100.82		$100.28		$100.00		$100.00

Total Return (%) (g)	1.19	(h)	1.81	0.89		0.35		0.00		0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	(i)	0.39	0.39		0.38		0.37		0.37
Net ratio of expenses to average net assets (%) (j)	0.37	(i)	0.36	0.36		0.35		0.25		0.20
Ratio of net investment income to average net assets (%)	2.31	(i)	1.79	0.91		0.32	(b)	0.00	(k)	0.00
Portfolio turnover rate (%)	0	(h)(l)	0 (l)	0	(l)	0	(l)	N/A		N/A
Net assets, end of period (in millions)	$327.1		$307.9	$308.6		$355.2		$406.8		$483.7

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015		2014
Net Asset Value, Beginning of Period	$101.46		$100.68	$100.11		$100.00		$100.00		$100.00

Income (Loss) from Investment Operations
Net investment income (a)	1.04		1.55	0.66		0.08	(b)	0.00		0.00
Net realized and unrealized gain (loss)	0.04		0.00 (d)	(0.02)		0.03		0.00		0.00

Total income (loss) from investment operations	1.08		1.55	0.64		0.11		0.00		0.00

Less Distributions
Distributions from net investment income	(1.58)		(0.76)	(0.07)		(0.00	)(e)	0.00		0.00
Distributions from net realized capital gains	0.00		(0.01)	(0.00	)(f)	(0.00	)(f)	0.00		0.00

Total distributions	(1.58)		(0.77)	(0.07)		(0.00)		0.00		0.00

Net Asset Value, End of Period	$100.96		$101.46	$100.68		$100.11		$100.00		$100.00

Total Return (%) (g)	1.07	(h)	1.55	0.63		0.11		0.00		0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(i)	0.64	0.64		0.63		0.62		0.62
Net ratio of expenses to average net assets (%) (j)	0.62	(i)	0.61	0.61		0.59		0.25		0.20
Ratio of net investment income to average net assets (%)	2.06	(i)	1.53	0.66		0.08	(b)	0.00		0.00
Portfolio turnover rate (%)	0	(h)(l)	0 (l)	0	(l)	0	(l)	N/A		N/A
Net assets, end of period (in millions)	$389.2		$412.5	$417.8		$479.6		$547.0		$554.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017		2016		2015	2014
Net Asset Value, Beginning of Period	$101.53		$100.74	$100.18		$100.00		$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	1.09		1.64	0.76		0.17	(b)	0.00	0.00
Net realized and unrealized gain (loss)	0.04		0.02	(0.03)		0.03		0.00	0.00

Total income (loss) from investment operations	1.13		1.66	0.73		0.20		0.00	0.00

Less Distributions
Distributions from net investment income	(1.67)		(0.86)	(0.17)		(0.02)		0.00	0.00
Distributions from net realized capital gains	0.00		(0.01)	(0.00	)(f)	(0.00	)(f)	0.00	0.00

Total distributions	(1.67)		(0.87)	(0.17)		(0.02)		0.00	0.00

Net Asset Value, End of Period	$100.99		$101.53	$100.74		$100.18		$100.00	$100.00

Total Return (%) (g)	1.11	(h)	1.66	0.73		0.20		0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(i)	0.54	0.54		0.53		0.52	0.52
Net ratio of expenses to average net assets (%) (j)	0.52	(i)	0.51	0.51		0.50		0.25	0.20
Ratio of net investment income to average net assets (%)	2.16	(i)	1.62	0.76		0.17	(b)	0.00	0.00
Portfolio turnover rate (%)	0	(h)(l)	0 (l)	0	(l)	0	(l)	N/A	N/A
Net assets, end of period (in millions)	$95.2		$98.5	$117.5		$137.4		$154.2	$175.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.
(f)	Distributions from net realized capital gains were less than $0.01.
(g)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(h)	Periods less than one year are not computed on an annualized basis.
(i)	Computed on an annualized basis.
(j)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(k)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(l)	There were no long term transactions during the six months ended June 30, 2019 and the years ended December 31, 2018, 2017 and 2016.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each as “pricing services”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had investments in repurchase agreements with a gross value of $101,612,000, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average daily net assets
$1,407,967	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Of the first $	1 billion

For the period April 30, 2018 to April 30, 2019, an identical expense agreement was in place. Amounts waived for the six months ended June 30, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the average daily net assets attributable to the Class B, Class D, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a Distribution Fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$811,383,262

Gross unrealized appreciation	295,358
Gross unrealized depreciation	(52,720)

Net unrealized appreciation (depreciation)	$242,638

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$7,039,946	$1,735,590	$—	$—	$7,039,946	$1,735,590

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$13,214,833	$—	$(59,204)	$—	$13,155,629

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned 17.72%, 17.57%, and 17.63%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 18.02%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy clocked a tenth straight year of expansion, tying the post-war record of 120 months set during the 1991-2001 expansion, even as some indicators flashed warnings signs. The yield curve, as measured by the difference between long-term and short-term U.S. Treasury yields, inverted, historically a portent of recession. Among the Group of 7 (“G7”) economies, manufacturing activity deteriorated materially. Citing the effects of the U.S.-China trade war, slowing overseas growth and fading stimulus from the 2017 tax cuts, the Federal Reserve paused rate hikes and announced it would end its balance-sheet unwind sooner than expected, while signaling that rate cuts may begin as early as July.

Similarly, the European Central Bank (“ECB”) stated it would maintain negative interest rates and announced a series of cheap long-term loans for banks. The Chinese government sought to counter trade-related weakness with aggressive fiscal and monetary stimulus. The Chinese economy is estimated to have grown 6.2% in the second quarter, its slowest pace in 27 years.

All the central bank intervention was heartily welcomed by equity markets, which ended the first half of 2019 the same way they started: rallying. In January, markets bounced back strongly after a year-end sell off. Similarly, June was a good month for equities. After some hiccups in May, the S&P 500 Index made a new all-time high on June 20th. In fact, for the S&P 500 Index, the first six months of 2019 were the best first half since 1997.

For the mid cap value space specifically, the Russell Midcap Value Index was up 18.02% over the first half of the year, led by the Information Technology (“IT”), Industrials and Financials sectors, on a total return basis. All sectors enjoyed double digit total returns with the lone exception of Consumer Staples.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio slightly underperformed the Russell Midcap Value Index over the first half of the year on a net-of-fees basis. Overall, below benchmark allocations to the IT sector, above benchmark exposure to Consumer Discretionary names, and cash balances weighed on relative returns. Stock selection was itself a positive contributor to relative returns, particularly in the Financials and Health Care sectors.

Our biggest detractors included Qurate, a video and internet commerce business that owns the QVC® network (formerly known as Liberty Interactive QVC), and The Kroger Company, a grocer.

In the Consumer Discretionary sector, television and online retailer Qurate was a detractor from relative returns. Weighing broadly on investor sentiment was both a worse-than-expected earnings report and a growing realization that management planned to engage more aggressively than was anticipated in digital platform retailing. Unlike the successful TV and telephone model of QVC’s past, this transition would likely cut into margins—customer acquisition is expensive and pricing power on the Internet is generally weaker.

The roadmap for the Restock Kroger initiative may be faltering as investors pushed down the stock on fears that management’s turnaround plan would take longer than anticipated or simply prove unsuccessful. Consequently, Kroger was a top detractor in the first half of the year. The bulk of the weakness came over a two-day span in early March when it appeared that management was getting further, rather than closer, to fulfilling 2018’s promise of $400 million in incremental operating profit growth and $6.5 billion in cumulative free cash flow by 2020. Year-over-year earnings growth softened, and gross margins compressed. However, we believe the earnings weakness is a near-term event, resulting from investments in the supply chain and pricing that should ultimately help the company accelerate back toward its goals. We remained keenly aware of how critical management’s execution of this initiative is to the stock’s success and have therefore monitored developments closely.

Among the top five detractors in the Portfolio were new purchases in the first half of 2019—Thor Industries, E*TRADE Financial and Lions Gate Entertainment. This phenomenon is consistent with our process and philosophy. We seek to invest in companies that are out of favor, where the market’s valuation is driven by a fear or uncertainty, creating an opportunity for value investors to acquire stakes in quality franchises at discounted prices. It is not uncommon for these discounts to continue to widen as we initiate and build our positions.

Thor Industries manufactures recreational vehicles, primarily, under several brands including the industry’s most recognizable one: Airstream. A recent expansion into the European market (by way of acquisition) and excess inventory concerns pressured valuations lower, allowing us to purchase an industry-leading franchise that meets our margin of safety criteria. We believe Thor consistently delivers value over the economic cycle—in fact, we have owned it in previous cycles—though working off the inventory overhang may weigh on the stock price over the next several quarters.

E*TRADE operates a best-in-class technology platform for online brokerage, making a strong presence in the burgeoning robo-advisory space. Management changes and falling interest rates weighed on valuations and brought this name into our view. With new personnel in place, E*TRADE is hitting on key performance benchmarks the Board put in place in 2016.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

Another new purchase in the first half was NetApp, an enterprise data storage and solutions company with a specialization in all-flash (i.e., solid-state) storage. After an unfocused period of weak growth that led the board to oust the CEO in 2015, the company has been transforming its business from exclusively storage systems to compete in the broader enterprise cloud computing space. Given NetApp’s relatively new entry into this highly competitive industry, it has many doubters, and valuations have been discounted. It’s certainly a difficult transformation for management, but the strong balance sheet and healthy stock buyback program, record of technological innovation, and until now, a lack of concerted product and service marketing, suggested this was an undervalued stock with potential.

The Portfolio’s top contributor was Dentsply Sirona, a global dental products manufacturer and distributor resulting from an all-stock merger-of-equals that took place in February 2016 between Sirona Technologies (digital tech) and Dentsply (dental supplies). The management team at the time mishandled the merger; subsequently, the board of directors reorganized the management team. There is now an extensive turnaround effort underway. Before we took up our position, the market sentiment toward the name was negative amid all the mismanagement and turnover. Since then, the restructuring has gone well, execution risk has diminished, and the stock has outperformed. This name is exemplary of our approach: we had followed the business for a long while and waited patiently for the valuation to come to us. We like the company’s steady, recurring, market-leading consumables business that serves the dentist office at every patient visit. That, along with management’s new-found commitment to prudent capital management, was reflected in the rising valuation.

Airplane leasing firm Air Lease Corp was another top contributor over the trailing six months. Demand for air travel from the global emerging middle class, along with the rise of ultra-low-cost carriers, has provided secular tailwinds to the business. Air Lease maintains a young fleet of high-demand, fuel-efficient, low-operational-cost aircraft, and we believe management has positioned the company as the industry leader.

A top contributor, consumer financial services company Synchrony Financial, benefited from its contract renewals with major partners (e.g., Sam’s Club, Amazon, Qurate, eBay and Walgreens). Additionally, share prices appreciated based on expectations of hearty stock repurchases. Adding to this momentum was a solid balance sheet, improving credit metrics and a record of profitability. Synchrony’s low valuation combined with healthy business fundamentals and strong capital return were favorable for the stock price.

Regarding the Portfolio sales over the period, we closed property and casualty insurer Alleghany Corp because its valuations extended beyond what we determined to be justified for the underlying business. We sold independent energy company Hess based on our diminished view of the exploration & production industry. We had been selling our position over time on the sustained lag between the stock’s price and the prevailing oil price. The business is just too dependent upon the commodity price to make a meaningful change in our negative view of the industry. Our desire is to put cash to work in favor of better ideas. Online travel research company TripAdvisor had reached valuations that we believed were full relative to the underlying business’ capabilities. Recent earnings success was rooted in efforts to trim marketing expenses and boost margins. We didn’t believe that these improvements were sustainable and we exited our position. Our decisions are always made from the bottom-up, without regard to index construction. Sector allocations are necessarily a byproduct of our stock selections.

At period-end, the Portfolio maintained above-benchmark positions in the Financials, Materials, Communications Services, Industrials, and Consumer Discretionary sectors. Health Care, Energy, Utilities, Real Estate, Consumer Staples, and IT holdings were below the benchmark’s average weights for the period.

James C. Kieffer

Daniel L. Kane

Thomas A. Reynolds IV

Craig Inman

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	17.72	0.85	4.52	11.95
Class B	17.57	0.60	4.26	11.67
Class E	17.63	0.70	4.36	11.78
Russell Midcap Value Index	18.02	3.68	6.72	14.56

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Celanese Corp.	3.6
Air Lease Corp.	3.2
Analog Devices, Inc.	3.0
Torchmark Corp.	2.9
M&T Bank Corp.	2.9
AutoNation, Inc.	2.8
Arch Capital Group, Ltd.	2.8
AMERCO	2.8
GCI Liberty, Inc. - Class A	2.7
Gentex Corp.	2.6

Top Sectors

% of Net Assets
Financials	27.1
Consumer Discretionary	14.7
Industrials	14.0
Communication Services	12.9
Materials	7.8
Information Technology	6.4
Health Care	4.3
Real Estate	3.4
Energy	3.3
Consumer Staples	2.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.82%	$1,000.00	$1,177.20	$4.43
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class B (a)	Actual	1.07%	$1,000.00	$1,175.70	$5.77
	Hypothetical*	1.07%	$1,000.00	$1,019.49	$5.36

Class E (a)	Actual	0.97%	$1,000.00	$1,176.30	$5.23
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Auto Components—4.1%
Delphi Technologies plc	712,948	$14,258,960
Gentex Corp. (a)	988,268	24,321,275

		38,580,235

Automobiles—2.6%
Thor Industries, Inc. (a)	412,673	24,120,737

Banks—9.3%
BOK Financial Corp.	178,080	13,441,478
Fifth Third Bancorp	620,006	17,298,167
M&T Bank Corp.	157,764	26,830,924
Pinnacle Financial Partners, Inc. (a)	257,440	14,797,651
SunTrust Banks, Inc.	229,442	14,420,430

		86,788,650

Capital Markets—3.0%
E*Trade Financial Corp.	404,772	18,052,831
Intercontinental Exchange, Inc.	115,964	9,965,946

		28,018,777

Chemicals—7.8%
Axalta Coating Systems, Ltd. (a) (b)	707,486	21,061,858
Celanese Corp.	314,248	33,875,934
Nutrien, Ltd. (a)	339,136	18,130,211

		73,068,003

Construction & Engineering—3.4%
Fluor Corp.	371,348	12,510,714
Jacobs Engineering Group, Inc.	223,699	18,877,959

		31,388,673

Consumer Finance—2.5%
Synchrony Financial	661,753	22,942,977

Diversified Consumer Services—2.5%
H&R Block, Inc. (a)	788,865	23,113,745

Diversified Telecommunication Services—2.7%
GCI Liberty, Inc. - Class A (a) (b)	405,727	24,935,981

Electronic Equipment, Instruments & Components—1.8%
Arrow Electronics, Inc. (b)	232,254	16,552,743

Entertainment—1.8%
Lions Gate Entertainment Corp. - Class A (a)	586,625	7,186,156
Lions Gate Entertainment Corp. - Class B	813,587	9,445,745

		16,631,901

Equity Real Estate Investment Trusts—3.4%
Equity Commonwealth	597,599	19,433,919
STORE Capital Corp.	276,387	9,173,285
Weyerhaeuser Co.	108,379	2,854,703

		31,461,907

Food & Staples Retailing—2.3%
Kroger Co. (The) (a)	1,005,357	21,826,300

Health Care Equipment & Supplies—2.4%
DENTSPLY SIRONA, Inc. (a)	390,470	22,787,829

Health Care Providers & Services—1.9%
AmerisourceBergen Corp.	204,398	17,426,973

Insurance—12.4%
Aon plc	118,601	22,887,621
Arch Capital Group, Ltd. (b)	715,092	26,515,611
Fairfax Financial Holdings, Ltd.	10,044	4,918,748
Loews Corp.	290,431	15,877,863
Progressive Corp. (The)	224,694	17,959,791
Torchmark Corp.	303,313	27,134,381

		115,294,015

Interactive Media & Services—2.0%
IAC/InterActiveCorp (b)	83,590	18,183,333

Internet & Direct Marketing Retail—2.6%
Expedia Group, Inc. (a)	90,004	11,973,232
Liberty Expedia Holdings, Inc. - Class A (b)	257,515	12,306,642
Qurate Retail, Inc. (b)	21,754	269,532

		24,549,406

Marine—2.4%
Kirby Corp. (a) (b)	288,212	22,768,748

Media—6.5%
CBS Corp. - Class B	407,663	20,342,384
News Corp. - Class A	1,262,102	17,025,756
Omnicom Group, Inc. (a)	286,251	23,458,269

		60,826,409

Oil, Gas & Consumable Fuels—3.2%
Apache Corp. (a)	186,977	5,416,724
Cimarex Energy Co.	141,768	8,411,095
Devon Energy Corp.	326,340	9,307,217
Marathon Petroleum Corp.	127,800	7,141,464

		30,276,500

Road & Rail—4.9%
AMERCO (a)	68,084	25,773,198
Ryder System, Inc. (a)	347,408	20,253,887

		46,027,085

Semiconductors & Semiconductor Equipment—3.0%
Analog Devices, Inc.	251,719	28,411,524

Specialty Retail—2.9%
AutoNation, Inc. (a) (b)	633,626	26,574,274

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—1.6%
NetApp, Inc.	243,291	$15,011,055

Trading Companies & Distributors—3.2%
Air Lease Corp. (a)	724,909	29,967,738

Total Common Stocks (Cost $693,085,053)		897,535,518

Short-Term Investment—3.5%

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $32,996,160; collateralized by U.S. Treasury Note at 2.375%, maturing 03/15/22, with a market value of $33,653,380.	32,992,861	32,992,861

Total Short-Term Investments (Cost $32,992,861)		32,992,861

Securities Lending Reinvestments (c)—20.1%

Bank Note—0.2%
Bank of America N.A. 2.624%, 1M LIBOR + 0.230%, 07/15/19 (d)	1,500,000	1,506,757

Certificates of Deposit—14.1%
Banco Santander S.A. 2.590%, 07/16/19	3,000,000	3,000,387
2.600%, 07/05/19	2,000,000	2,000,104
Bank of Montreal (Chicago) 2.512%, 1M LIBOR + 0.100%, 10/11/19 (d)	5,000,000	5,000,165
2.751%, 1M LIBOR + 0.330%, 08/06/19 (d)	2,000,000	2,000,574
Bank of Nova Scotia 2.564%, 1M LIBOR + 0.170%, 05/15/20 (d)	2,000,000	1,999,818
2.762%, 3M LIBOR + 0.170%, 01/09/20 (d)	2,000,000	2,001,554
Barclays Bank plc 2.950%, 08/02/19	5,000,000	5,002,630
BNP Paribas S.A. New York 2.534%, 1M LIBOR + 0.140%, 09/16/19 (d)	1,000,000	1,000,042
Canadian Imperial Bank of Commerce 2.644%, 1M LIBOR + 0.250%, 10/15/19 (d)	5,000,000	5,001,645
2.660%, 1M LIBOR + 0.270%, 07/19/19 (d)	1,000,000	1,000,088
China Construction Bank Corp. 2.630%, 08/30/19	3,000,000	3,000,912
2.670%, 07/18/19	4,000,000	4,000,616
Commonwealth Bank of Australia 2.569%, 1M LIBOR + 0.175%, 04/16/20 (d)	4,000,000	4,000,760
2.621%, 1M LIBOR + 0.210%, 09/13/19 (d)	1,500,000	1,500,480
Cooperative Rabobank UA 2.739%, 3M LIBOR + 0.150%, 01/08/20 (d)	4,000,000	4,001,568
Credit Agricole S.A. 2.593%, 1M LIBOR + 0.210%, 12/20/19 (d)	2,000,000	2,001,012
Credit Industriel et Commercial 2.600%, 1M LIBOR + 0.160%, 01/03/20 (d)	2,000,000	2,000,322
2.687%, 3M LIBOR + 0.090%, 10/15/19 (d)	2,500,000	2,500,693

Certificates of Deposit—(Continued)
Credit Suisse AG 2.580%, 1M LIBOR + 0.140%, 10/02/19 (d)	5,000,000	5,000,020
HSBC Bank USA, N.A. 2.565%, 3M LIBOR, 08/05/19 (d)	4,000,000	3,999,680
Industrial & Commercial Bank of China, Ltd. 2.620%, 09/03/19	1,000,000	1,000,158
2.630%, 08/28/19	5,000,000	5,001,640
KBC Bank NV Zero Coupon, 07/10/19	1,989,266	1,998,940
Zero Coupon, 10/25/19	5,922,000	5,955,808
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/17/19	2,980,412	2,996,250
Zero Coupon, 08/09/19	1,986,950	1,994,540
Mizuho Bank, Ltd. 2.524%, 1M LIBOR + 0.120%, 11/27/19 (d)	1,000,000	1,000,257
MUFG Bank Ltd. 2.574%, 1M LIBOR + 0.170%, 02/24/20 (d)	2,000,000	2,000,006
2.800%, 07/16/19	1,000,000	1,000,200
Nationwide Building Society Zero Coupon, 08/01/19	1,983,232	1,995,580
Rabobank International London 2.592%, 1M LIBOR + 0.190%, 04/24/20 (d)	5,000,000	5,002,050
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	3,000,000	3,000,867
Societe Generale 2.723%, 3M LIBOR + 0.200%, 08/21/19 (d)	4,001,573	4,002,388
Standard Chartered Bank 2.524%, 1M LIBOR + 0.130%, 11/15/19 (d)	3,000,000	3,000,108
2.660%, 08/23/19	4,000,000	4,001,852
Sumitomo Mitsui Banking Corp. 2.542%, 1M LIBOR + 0.130%, 12/09/19 (d)	2,000,000	2,000,098
Sumitomo Mitsui Trust Bank, Ltd. 2.600%, 07/05/19	4,000,000	4,000,164
2.689%, 3M LIBOR + 0.100%, 07/08/19 (d)	2,000,000	2,000,144
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 10/17/19	1,973,515	1,985,780
Svenska Handelsbanken AB 2.792%, 1M LIBOR + 0.380%, 12/10/19 (d)	2,000,000	2,002,466
Toronto-Dominion Bank 2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	2,000,000	2,000,712
2.611%, 1M LIBOR + 0.180%, 06/03/20 (d)	2,000,000	1,999,956
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (d)	1,000,000	1,000,135
Wells Fargo Bank N.A. 2.721%, 3M LIBOR + 0.140%, 07/11/19 (d)	7,000,000	6,999,661
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (d)	4,000,000	3,999,978

		131,952,808

Commercial Paper—2.7%
Agricultural Bank of China 2.570%, 09/11/19	2,980,511	2,983,854
Bank of China, Ltd. 2.670%, 07/16/19	4,966,625	4,993,515
2.670%, 07/17/19	1,986,650	1,997,262

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
China Construction Bank Corp. 2.660%, 07/19/19	1,986,404	$1,996,970
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (d)	4,000,000	4,000,796
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (d)	4,000,000	4,001,012
Starbird Funding Corp. 2.600%, 07/01/19	2,999,399	2,999,385
Toyota Motor Credit Corp. 2.620%, 08/29/19	1,974,237	1,991,890

		24,964,684

Repurchase Agreements—2.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $2,309,360; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $2,355,096.	2,308,917	2,308,917
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $2,015,510; collateralized by various Common Stock with an aggregate market value of $2,200,545.	2,000,000	2,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $3,007,904; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $1,002,683; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $2,800,607; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $2,856,001.	2,800,000	2,800,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $300,069; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $306,002.	300,000	300,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $1,700,358; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $1,740,860.	1,700,000	1,700,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $5,201,070; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $5,603,354.	5,200,000	5,200,000
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $4,700,967; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $5,064,570.	4,700,000	4,700,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $1,000,486; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,077,568.	1,000,000	1,000,000

		24,008,917

Time Deposit—0.5%
Royal Bank of Canada 2.500%, 07/01/19	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $187,395,287)		187,433,166

Total Investments—119.8% (Cost $913,473,201)		1,117,961,545
Other assets and liabilities (net)—(19.8)%		(184,908,317)

Net Assets—100.0%		$933,053,228

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $185,084,210 and the collateral received consisted of cash in the amount of $187,239,692. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$897,535,518	$—	$—	$897,535,518
Total Short-Term Investment*	—	32,992,861	—	32,992,861
Total Securities Lending Reinvestments*	—	187,433,166	—	187,433,166
Total Investments	$897,535,518	$220,426,027	$—	$1,117,961,545

Collateral for Securities Loaned (Liability)	$—	$(187,239,692)	$—	$(187,239,692)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$1,117,961,545
Receivable for:
Investments sold	2,899,660
Fund shares sold	14,757
Dividends and interest	1,046,037

Total Assets	1,121,921,999
Liabilities
Collateral for securities loaned	187,239,692
Payables for:
Investments purchased	241,066
Fund shares redeemed	428,762
Accrued Expenses:
Management fees	579,154
Distribution and service fees	73,365
Deferred trustees’ fees	126,819
Other expenses	179,913

Total Liabilities	188,868,771

Net Assets	$933,053,228

Net Assets Consist of:
Paid in surplus	$695,710,919
Distributable earnings (Accumulated losses)	237,342,309

Net Assets	$933,053,228

Net Assets
Class A	$539,764,338
Class B	325,679,576
Class E	67,609,314
Capital Shares Outstanding*
Class A	2,473,037
Class B	1,553,775
Class E	316,185
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$218.26
Class B	209.61
Class E	213.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $913,473,201.
(b)	Includes securities loaned at value of $185,084,210.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$6,827,534
Interest	297,015
Securities lending income	263,260

Total investment income	7,387,809
Expenses
Management fees	3,731,376
Administration fees	22,507
Custodian and accounting fees	31,780
Distribution and service fees—Class B	400,036
Distribution and service fees—Class E	50,147
Audit and tax services	22,147
Legal	22,462
Trustees’ fees and expenses	31,323
Shareholder reporting	62,480
Insurance	3,162
Miscellaneous	8,151

Total expenses	4,385,571
Less management fee waiver	(202,728)
Less broker commission recapture	(7,870)

Net expenses	4,174,973

Net Investment Income	3,212,836

Net Realized and Unrealized Gain
Net realized gain on investments	31,205,541

Net change in unrealized appreciation on investments	110,958,491

Net realized and unrealized gain	142,164,032

Net Increase in Net Assets From Operations	$145,376,868

(a)	Net of foreign withholding taxes of $59,087.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,212,836	$6,194,021
Net realized gain	31,205,541	107,093,791
Net change in unrealized appreciation (depreciation)	110,958,491	(239,582,018)

Increase (decrease) in net assets from operations	145,376,868	(126,294,206)

From Distributions to Shareholders
Class A	(65,739,722)	(33,856,446)
Class B	(40,372,394)	(21,308,286)
Class E	(8,300,233)	(4,423,964)

Total distributions	(114,412,349)	(59,588,696)

Increase (decrease) in net assets from capital share transactions	71,214,629	(130,302,350)

Total increase (decrease) in net assets	102,179,148	(316,185,252)

Net Assets
Beginning of period	830,874,080	1,147,059,332

End of period	$933,053,228	$830,874,080

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	8,987	$2,127,547	32,409	$7,937,023
Reinvestments	310,108	65,739,722	135,751	33,856,446
Redemptions	(94,255)	(22,411,563)	(529,905)	(135,797,046)

Net increase (decrease)	224,840	$45,455,706	(361,745)	$(94,003,577)

Class B
Sales	19,097	$4,280,045	37,916	$8,956,383
Reinvestments	198,283	40,372,394	88,530	21,308,286
Redemptions	(98,803)	(22,561,893)	(252,369)	(61,489,870)

Net increase (decrease)	118,577	$22,090,546	(125,923)	$(31,225,201)

Class E
Sales	1,654	$375,206	9,182	$2,128,318
Reinvestments	39,963	8,300,233	18,061	4,423,964
Redemptions	(21,471)	(5,007,062)	(46,968)	(11,625,854)

Net increase (decrease)	20,146	$3,668,377	(19,725)	$(5,073,572)

Increase (decrease) derived from capital shares transactions		$71,214,629		$(130,302,350)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$211.86		$259.07	$231.28	$213.79	$271.79	$268.60

Income (Loss) from Investment Operations
Net investment income (a)	0.94		1.75	1.54	1.74 (b)	2.26	2.89
Net realized and unrealized gain (loss)	35.70		(33.63)	27.96	43.82	(23.66)	2.25

Total income (loss) from investment operations	36.64		(31.88)	29.50	45.56	(21.40)	5.14

Less Distributions
Distributions from net investment income	(1.85)		(1.62)	(1.71)	(2.56)	(3.17)	(1.95)
Distributions from net realized capital gains	(28.39)		(13.71)	0.00	(25.51)	(33.43)	0.00

Total distributions	(30.24)		(15.33)	(1.71)	(28.07)	(36.60)	(1.95)

Net Asset Value, End of Period	$218.26		$211.86	$259.07	$231.28	$213.79	$271.79

Total Return (%) (c)	17.72	(d)	(13.20)	12.82	22.96	(9.44)	1.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(e)	0.85	0.85	0.85	0.84	0.84
Net ratio of expenses to average net assets (%) (f)	0.82	(e)	0.81	0.85	0.85	0.84	0.84
Ratio of net investment income to average net assets (%)	0.81	(e)	0.70	0.64	0.80 (b)	0.91	1.07
Portfolio turnover rate (%)	11	(d)	23	21	31	31	25
Net assets, end of period (in millions)	$539.8		$476.3	$676.2	$652.0	$739.1	$853.7

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$204.18		$250.17	$223.41	$207.30	$264.50	$261.50

Income (Loss) from Investment Operations
Net investment income (a)	0.63		1.09	0.90	1.16 (b)	1.59	2.15
Net realized and unrealized gain (loss)	34.38		(32.43)	27.01	42.40	(22.95)	2.21

Total income (loss) from investment operations	35.01		(31.34)	27.91	43.56	(21.36)	4.36

Less Distributions
Distributions from net investment income	(1.19)		(0.94)	(1.15)	(1.94)	(2.41)	(1.36)
Distributions from net realized capital gains	(28.39)		(13.71)	0.00	(25.51)	(33.43)	0.00

Total distributions	(29.58)		(14.65)	(1.15)	(27.45)	(35.84)	(1.36)

Net Asset Value, End of Period	$209.61		$204.18	$250.17	$223.41	$207.30	$264.50

Total Return (%) (c)	17.57	(d)	(13.42)	12.54	22.65	(9.66)	1.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(e)	1.10	1.10	1.10	1.09	1.09
Net ratio of expenses to average net assets (%) (f)	1.07	(e)	1.06	1.10	1.10	1.09	1.09
Ratio of net investment income to average net assets (%)	0.55	(e)	0.45	0.39	0.55 (b)	0.66	0.82
Portfolio turnover rate (%)	11	(d)	23	21	31	31	25
Net assets, end of period (in millions)	$325.7		$293.0	$390.5	$404.3	$358.7	$446.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$207.89		$254.48	$227.21	$210.43	$267.99	$264.86

Income (Loss) from Investment Operations
Net investment income (a)	0.75		1.36	1.15	1.40 (b)	1.85	2.43
Net realized and unrealized gain (loss)	35.03		(33.02)	27.48	43.07	(23.28)	2.25

Total income (loss) from investment operations	35.78		(31.66)	28.63	44.47	(21.43)	4.68

Less Distributions
Distributions from net investment income	(1.45)		(1.22)	(1.36)	(2.18)	(2.70)	(1.55)
Distributions from net realized capital gains	(28.39)		(13.71)	0.00	(25.51)	(33.43)	0.00

Total distributions	(29.84)		(14.93)	(1.36)	(27.69)	(36.13)	(1.55)

Net Asset Value, End of Period	$213.83		$207.89	$254.48	$227.21	$210.43	$267.99

Total Return (%) (c)	17.63	(d)	(13.33)	12.65	22.78	(9.58)	1.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(e)	1.00	1.00	1.00	0.99	0.99
Net ratio of expenses to average net assets (%) (f)	0.97	(e)	0.96	1.00	1.00	0.99	0.99
Ratio of net investment income to average net assets (%)	0.65	(e)	0.55	0.49	0.65 (b)	0.76	0.91
Portfolio turnover rate (%)	11	(d)	23	21	31	31	25
Net assets, end of period (in millions)	$67.6		$61.5	$80.4	$82.4	$75.8	$95.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and less than 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $32,992,861. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,008,917. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$94,879,149	$0	$134,137,802

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$3,731,376	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	On the first $500 million
0.050%	On the next $500 million
0.060%	On amounts in excess of $1 billion

An identical agreement was in place for the period April 30, 2018 through April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$914,539,839

Gross unrealized appreciation	242,960,281
Gross unrealized depreciation	(39,538,575)

Net unrealized appreciation (depreciation)	$203,421,706

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$5,318,818	$7,030,473	$54,269,878	$—	$59,588,696	$7,030,473

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$9,892,574	$104,133,695	$92,463,215	$—	$206,489,484

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned 8.31% and 8.18%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 5.56%.

MARKET ENVIRONMENT / CONDITIONS

A mid-term election, a hawkish Federal Reserve (the “Fed”) and uncertainty about the direction of the global economy had investors on edge and led to a nerve-racking finish to 2018, with the S&P 500 Index delivering the worst quarterly return since 2011 in the fourth quarter. However, with election results essentially as predicted (Republicans retaining their Senate majority and Democrats seizing control of the House) and with economic news being no worse than what was already priced into the market, the stage was set for equities to reach even higher.

That catalyst for continued equity growth turned out to be a significant change in Fed rhetoric, which changed from “interest rates might be a long way from normal” in October of 2018, to a “slower pace of rate increases” in January of 2019, and ended with a June statement implying an interest rate cut if economic conditions (including the U.S.-China trade war), warranted it. The Fed stance was not without issues though. It is one of those peculiar times where bad economic news may be perversely good for equities and vice versa, as market participants hope for a cut in interest rates which, in turn, stimulate equities. For instance, concerns about a slowing global economy and the escalating trade war between the U.S. and China (which precipitated a market drop of 7% during the month of May), completely reversed after the Fed’s June statement, which signaled upcoming potential interest rate cuts exactly because of slowing economic growth. One interesting development was new research indicating that the long-term historical relationship between inflation and unemployment has changed (low unemployment is expected to lead to upwards wage pressure which then leads to inflation). As a result, the Fed now believes that the level of unemployment causing inflation is permanently lower than it was in the past—meaning, the Fed doesn’t need to raise interest rates (to combat inflation) as early in the cycle as expected.

The global economy is still seeing moderate economic growth, although the pace is slowing, according to IMF, Fed and ECB statements earlier this year. The central theme from all three organizations was the ongoing trade war, as increasing levels of tariffs between countries slows down trade and, consequently, global growth. Another concern is the (still unresolved) issue of Brexit (the U.K.’s decision to leave the European Union) and its impact on growth in Europe. After years of negotiations between the U.K. and the E.U., the two parties are yet to come to an agreement that the government in the U.K. will accept. The failure to come to an agreement led to numerous votes of confidence (a vote showing whether a majority continues to support the policy of a leader) and resulted in U.K. Prime Minister Theresa May’s resignation. She was replaced by U.S.-born Boris Johnson, a controversial figure in British politics. Johnson, who was Mayor of London from 2008-2016, as well as a long-time E.U.-skeptic, is now the central figure in a change of leadership that reduces the already slim chances of an orderly Brexit occurring.

Meanwhile in the U.S., unemployment sits at 3.7%, near 50-year lows, and is trending downwards. This bodes well for continued consumer spending strength (consumption drives almost 70% of the U.S. economy). Additionally, the housing market is showing signs of improvement after experiencing headwinds in 2018, the result of too many years of above-average increases in home prices and rising mortgage rates as both price increases and mortgage rates have attenuated in 2019. Consequently, the economy is expected to extend its already existing record for the longest expansion in history (GDP has been growing for the past 121 consecutive months), with growth expected to come in at a moderate pace of 2.5% for the year.

Backed by these and other robust economic stats along with a “dovish” Fed, investors realized above-average returns across most asset classes. The S&P 500 Index was up 18.5% during the first six months of the year and had its best half-year since 1997. Foreign Developed and Emerging Markets equities did well too, coming in at 14.0% and 10.6% respectively, as measured by the MSCI EAFE and MSCI Emerging Markets indices. Fixed income did outstanding as well, with Emerging Market bonds, High Yield bonds and Investment Grade bonds all delivering around 10% for the period, helped by a large appetite for risk and falling rates. Asia credit returns, which is an important driver of the Emerging Markets bond index, had its best first half-year on record, and U.S. High Yield bonds had their best first half in 10 years. As a result, if history is any guide, it is reasonable to expect smaller gains for the remainder of the year (and possibly increased levels of volatility), as uncertainty regarding central bank guidelines, trade wars and a general sense of geopolitical instability conspires to potentially slow the global economy.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income. Over the six-month period, the Portfolio outperformed the Dow Jones Conservative Index. The main drivers of performance were overweights to High Yield Bonds and U.S. Core Bonds at the expense of Cash and Foreign Bonds, and strong-performing underlying U.S. and Non-U.S. equity portfolios.

The underlying Fixed Income portfolios subtracted from relative performance over the first half of 2019. The worst performer was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 2.1%. The biggest detractors from performance resulted from underweighted duration exposure in the U.S., Europe and Japan, in addition to an overweight to the Argentine peso. The Brighthouse/Eaton Vance Floating Rate Portfolio also

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

underperformed for the period, returning 1.1% less than its benchmark. Performance was hurt by its cash holdings as the loan market advanced 5.7%, as well as security selection within Financial Intermediaries, Retailers and Oil & Gas industries. On the other hand, the Western Asset Management Strategic Bond Opportunities portfolio outperformed its benchmark by 3.6% for the period. The Portfolio benefitted from its allocation to corporate bonds as spreads tightened for both Investment Grade and High Yield securities. In addition, the portfolio benefitted from an overweight exposure to U.S. duration, as interest rates fell significantly over the first six months of the year.

The overall contribution from the underlying U.S. Equity portfolios added to relative performance for the period. Within the Portfolio’s Large Cap sleeve, the BlackRock Capital Appreciation Portfolio stood out as it outperformed its benchmark by 2.5%. The portfolio benefitted from strong security selection within the Industrials and Consumer Discretionary sectors, in addition to an underweight to the Biotechnology sub-sector of Healthcare. The MFS Value Portfolio was another positive contributor to relative performance as it outperformed its benchmark by 2.3%. The primary drivers of performance were security selection within the Financials and Consumer Staples sectors and an overweight to Industrials. The Portfolio’s Mid Cap sleeve experienced an unusual case where both portfolios (the Brighthouse/Artisan Mid Cap Value Portfolio and the T. Rowe Price Mid Cap Growth Portfolio) underperformed their respective benchmarks (the Russell Midcap Value Index and the Russell Midcap Growth Index). Interestingly, however, in aggregate the combination was still able to outperform the Brighthouse Asset Allocation 20 Portfolio’s Mid Cap benchmark, the Dow Jones U.S. TSM Mid Cap Index. This discrepancy is a result of the many ways that the Mid Cap equity asset class is defined. As such, the best relative performance within the underlying Mid Cap equity portfolios was the Brighthouse/Artisan Mid Cap Value Portfolio, which underperformed its benchmark by 0.3%. The underperformance resulted from overweights to Cash and Consumer Discretionary, and an underweight to Technology. Within the Small Cap sleeve, the Neuberger Berman Genesis Portfolio delivered the strongest relative performance as it outperformed its benchmark by 9.1% during the first six months of the year. The portfolio benefitted from its significant tilt towards Growth and Quality stocks versus its benchmark, along with favorable security selection in nine out of ten sectors.

The Non-U.S. equity portfolios overall contributed to relative performance. The strongest relative performance came from the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 6.9% for the period. The main drivers of performance were security selection within the Consumer Discretionary, Industrials, Technology and Basic Materials sectors, as well as an overweight to Technology and an underweight to Communication Services. The Brighthouse/Artisan International Portfolio was another strong performer, exceeding its benchmark by 6.4%. The outperformance was driven by security selection, particularly within the Financials, Materials and Industrials sectors. The Van Eck Global Natural Resources Portfolio, however, underperformed its benchmark by 1.6%. The underperformance was primarily a result of underweight positioning to and security selection within the Oil & Gas Storage & Transportation sector, and overweight positioning and security selection in the Oil & Gas Exploration & Production sector.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	8.31	6.36	3.61	6.12
Class B	8.18	6.22	3.37	5.86
Dow Jones Conservative Index	5.56	4.87	2.46	4.45

1 The Dow Jones Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 20% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.0
BlackRock Bond Income Portfolio (Class A)	12.2
PIMCO Total Return Portfolio (Class A)	12.0
TCW Core Fixed Income Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	9.0
JPMorgan Core Bond Portfolio (Class A)	7.7
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
MFS Value Portfolio (Class A)	2.3
Invesco Comstock Portfolio (Class A)	2.0

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	68.5
U.S. Large Cap Equities	10.8
High Yield Fixed Income	7.5
International Developed Market Equities	4.8
International Fixed Income	3.5
U.S. Small Cap Equities	2.3
Global Equities	1.5
U.S. Mid Cap Equities	0.5
Real Estate Equities	0.5
Emerging Market Equities	0.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a) (b)	Actual	0.62%	$1,000.00	$1,083.10	$3.20
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B (a) (b)	Actual	0.87%	$1,000.00	$1,081.80	$4.49
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
AB International Bond Portfolio (Class A) (a) (c)	1,103,833	$11,347,400
Baillie Gifford International Stock Portfolio (Class A) (b)	692,728	8,534,406
BlackRock Bond Income Portfolio (Class A) (b)	655,959	69,498,872
BlackRock Capital Appreciation Portfolio (Class A) (b)	105,861	4,263,026
BlackRock High Yield Portfolio (Class A) (a)	378,716	2,836,579
Brighthouse Small Cap Value Portfolio (Class A) (a)	199,599	2,862,253
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	131,529	1,419,194
Brighthouse/Artisan International Portfolio (Class A) (a)	484,727	5,676,153
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	6,554	1,430,344
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	1,137,885	11,344,716
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	2,995,219	28,364,724
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	880,853	8,509,036
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	302,794	9,931,637
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	410,047	5,691,457
Clarion Global Real Estate Portfolio (Class A) (a)	234,453	2,834,540
Harris Oakmark International Portfolio (Class A) (a)	695,454	8,574,952
Invesco Comstock Portfolio (Class A) (a)	875,224	11,377,915
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio) (a)	66,717	1,430,418
Jennison Growth Portfolio (Class A) (b)	286,396	4,258,712
JPMorgan Core Bond Portfolio (Class A) (a)	4,340,453	43,968,787
JPMorgan Small Cap Value Portfolio (Class A) (a)	205,783	2,856,270
MFS Research International Portfolio (Class A) (a)	357,500	4,261,398
MFS Value Portfolio (Class A) (b)	853,226	12,781,330

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (b)	146,623	2,876,748
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	5,204,278	51,053,968
PIMCO Total Return Portfolio (Class A) (a)	5,794,168	68,081,479
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	202,057	4,257,337
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	297,423	8,515,218
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	134,127	1,425,773
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	189,163	4,293,998
TCW Core Fixed Income Portfolio (Class A) (a)	5,268,076	53,892,420
Van Eck Global Natural Resources Portfolio (Class A) (b)	827,459	7,132,695
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	2,142,808	28,370,773
Western Asset Management U.S. Government Portfolio (Class A) (b)	6,341,059	73,746,519

Total Mutual Funds (Cost $579,937,716)		567,701,047

Total Investments—100.1% (Cost $579,937,716)		567,701,047
Other assets and liabilities (net)—(0.1)%		(322,910)

Net Assets—100.0%		$567,378,137

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$567,701,047	$—	$—	$567,701,047
Total Investments	$567,701,047	$—	$—	$567,701,047

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Affiliated investments at value (a)	$567,701,047
Receivable for:
Affiliated investments sold	86,316
Fund shares sold	3,135,190
Due from investment adviser	24,046

Total Assets	570,946,599
Liabilities
Payables for:
Affiliated investments purchased	2,698,149
Fund shares redeemed	523,356
Accrued Expenses:
Management fees	44,825
Distribution and service fees	108,262
Deferred trustees’ fees	127,036
Other expenses	66,834

Total Liabilities	3,568,462

Net Assets	$567,378,137

Net Assets Consist of:
Paid in surplus	$560,074,825
Distributable earnings (Accumulated losses)	7,303,312

Net Assets	$567,378,137

Net Assets
Class A	$33,549,424
Class B	533,828,713
Capital Shares Outstanding*
Class A	3,125,558
Class B	50,090,672
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.73
Class B	10.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $579,937,716.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends from affiliated investments	$17,734,702

Total investment income	17,734,702
Expenses
Management fees	267,619
Administration fees	15,120
Custodian and accounting fees	14,033
Distribution and service fees—Class B	644,005
Audit and tax services	15,979
Legal	22,462
Trustees’ fees and expenses	31,324
Miscellaneous	4,184

Total expenses	1,014,726
Less expenses reimbursed by the Adviser	(96,544)

Net expenses	918,182

Net Investment Income	16,816,520

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	1,159,747
Capital gain distributions from affiliated investments	9,886,033

Net realized gain	11,045,780

Net change in unrealized appreciation on affiliated investments	15,640,483

Net realized and unrealized gain	26,686,263

Net Increase in Net Assets From Operations	$43,502,783

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,816,520	$11,724,875
Net realized gain	11,045,780	10,224,892
Net change in unrealized appreciation (depreciation)	15,640,483	(36,944,994)

Increase (decrease) in net assets from operations	43,502,783	(14,995,227)

From Distributions to Shareholders
Class A	(1,435,709)	(1,362,443)
Class B	(21,321,612)	(18,915,897)

Total distributions	(22,757,321)	(20,278,340)

Increase (decrease) in net assets from capital share transactions	5,347,405	(51,852,688)

Total increase (decrease) in net assets	26,092,867	(87,126,255)

Net Assets
Beginning of period	541,285,270	628,411,525

End of period	$567,378,137	$541,285,270

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	153,742	$1,655,101	296,749	$3,178,060
Reinvestments	135,444	1,435,709	129,141	1,362,443
Redemptions	(409,771)	(4,387,018)	(766,471)	(8,214,828)

Net decrease	(120,585)	$(1,296,208)	(340,581)	$(3,674,325)

Class B
Sales	3,704,121	$39,648,065	6,089,194	$64,558,745
Reinvestments	2,024,844	21,321,612	1,806,676	18,915,897
Redemptions	(5,090,741)	(54,326,064)	(12,378,058)	(131,653,005)

Net increase (decrease)	638,224	$6,643,613	(4,482,188)	$(48,178,363)

Increase (decrease) derived from capital shares transactions		$5,347,405		$(51,852,688)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.35		$11.01	$10.69	$10.94	$11.59	$12.05

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.24	0.23	0.23	0.36	0.25
Net realized and unrealized gain (loss)	0.52		(0.50)	0.53	0.28	(0.38)	0.29

Total income (loss) from investment operations	0.86		(0.26)	0.76	0.51	(0.02)	0.54

Less Distributions
Distributions from net investment income	(0.27)		(0.26)	(0.26)	(0.39)	(0.27)	(0.50)
Distributions from net realized capital gains	(0.21)		(0.14)	(0.18)	(0.37)	(0.36)	(0.50)

Total distributions	(0.48)		(0.40)	(0.44)	(0.76)	(0.63)	(1.00)

Net Asset Value, End of Period	$10.73		$10.35	$11.01	$10.69	$10.94	$11.59

Total Return (%) (b)	8.31	(c)	(2.41)	7.16	4.76	(0.23)	4.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.14	(e)	0.13	0.12	0.12	0.11	0.12
Net ratio of expenses to average net assets (%) (d)(f)	0.10	(e)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (g)	3.08	(e)(h)	2.26	2.13	2.15	3.20	2.17
Portfolio turnover rate (%)	9	(c)	11	11	14	21	16
Net assets, end of period (in millions)	$33.5		$33.6	$39.5	$41.2	$47.5	$50.1

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.27		$10.92	$10.60	$10.85	$11.51	$11.97

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.21	0.20	0.20	0.33	0.22
Net realized and unrealized gain (loss)	0.52		(0.49)	0.53	0.28	(0.39)	0.28

Total income (loss) from investment operations	0.84		(0.28)	0.73	0.48	(0.06)	0.50

Less Distributions
Distributions from net investment income	(0.24)		(0.23)	(0.23)	(0.36)	(0.24)	(0.46)
Distributions from net realized capital gains	(0.21)		(0.14)	(0.18)	(0.37)	(0.36)	(0.50)

Total distributions	(0.45)		(0.37)	(0.41)	(0.73)	(0.60)	(0.96)

Net Asset Value, End of Period	$10.66		$10.27	$10.92	$10.60	$10.85	$11.51

Total Return (%) (b)	8.18	(c)	(2.61)	6.93	4.53	(0.59)	4.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.39	(e)	0.38	0.37	0.37	0.36	0.37
Net ratio of expenses to average net assets (%) (d)(f)	0.35	(e)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	2.86	(e)(h)	2.00	1.86	1.83	2.89	1.89
Portfolio turnover rate (%)	9	(c)	11	11	14	21	16
Net assets, end of period (in millions)	$533.8		$507.7	$588.9	$624.2	$615.4	$653.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$59,577,119	$0	$50,281,186

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$267,619	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from April 30, 2019 to April 30, 2020, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2019 to April 30, 2020 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2019, the amount of expenses deferred in 2014 subject to repayment until December 31, 2019 was $111,213. The amount of expenses deferred in 2015 subject to repayment until December 31, 2020 was $99,092. The amount of expenses deferred in 2016 subject to repayment until December 31, 2021 was $120,106. The amount of expenses deferred in 2017 subject to repayment until December 31, 2022 was $143,509. The amount of expenses deferred in 2018 subject to repayment until December 31, 2023 was $153,825. The amount of expenses deferred in 2019 subject to repayment until December 31, 2024 was $96,544.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2019
AB International Bond Portfolio (Class A)	$—	$11,310,051	$(273,201)	$2,685	$307,865	$11,347,400
Baillie Gifford International Stock Portfolio (Class A)	7,794,061	1,151,599	(1,349,053)	275,787	662,012	8,534,406
BlackRock Bond Income Portfolio (Class A)	68,792,124	3,890,074	(5,217,442)	(81,688)	2,115,804	69,498,872
BlackRock Capital Appreciation Portfolio (Class A)	3,859,282	961,961	(765,728)	206,610	901	4,263,026
BlackRock High Yield Portfolio (Class A)	2,670,236	262,619	(188,090)	(17,117)	108,931	2,836,579
Brighthouse Small Cap Value Portfolio (Class A)	2,530,236	552,556	(390,303)	68,415	101,349	2,862,253
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	1,341,626	161,769	(257,782)	53,863	119,718	1,419,194
Brighthouse/Artisan International Portfolio (Class A)	5,240,577	291,763	(787,154)	172,397	758,570	5,676,153
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,269,972	309,336	(199,523)	28,191	22,368	1,430,344
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	10,644,984	1,052,810	(321,103)	7,352	(39,327)	11,344,716
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	27,334,441	2,042,767	(960,130)	(36,148)	(16,206)	28,364,724
Brighthouse/Templeton International Bond Portfolio (Class A)	13,623,528	1,283,194	(6,161,707)	161,620	(397,599)	8,509,036
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	9,047,815	1,289,345	(1,297,344)	209,806	682,015	9,931,637
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	5,118,534	1,036,909	(781,222)	44,873	272,363	5,691,457
Clarion Global Real Estate Portfolio (Class A)	2,616,631	243,123	(355,964)	(13,204)	343,954	2,834,540
Harris Oakmark International Portfolio (Class A)	7,782,316	2,097,264	(1,483,191)	84,001	94,562	8,574,952
Invesco Comstock Portfolio (Class A)	10,122,560	2,544,436	(1,190,222)	172,091	(270,950)	11,377,915
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio)	1,292,524	306,803	(247,512)	39,955	38,648	1,430,418
Jennison Growth Portfolio (Class A)	3,867,555	971,583	(738,347)	173,577	(15,656)	4,258,712
JPMorgan Core Bond Portfolio (Class A)	46,843,016	2,751,905	(6,245,373)	(225,406)	844,645	43,968,787
JPMorgan Small Cap Value Portfolio (Class A)	2,506,672	715,501	(334,904)	48,422	(79,421)	2,856,270
MFS Research International Portfolio (Class A)	3,927,887	444,462	(527,326)	37,646	378,729	4,261,398
MFS Value Portfolio (Class A)	11,446,498	1,789,294	(1,484,709)	96,292	933,955	12,781,330
Neuberger Berman Genesis Portfolio (Class A)	2,533,029	633,686	(467,789)	109,241	68,581	2,876,748
PIMCO Inflation Protected Bond Portfolio (Class A)	49,327,398	3,070,319	(2,600,632)	(342,909)	1,599,792	51,053,968
PIMCO Total Return Portfolio (Class A)	66,021,441	3,594,186	(3,621,369)	(139,888)	2,227,109	68,081,479
T. Rowe Price Large Cap Growth Portfolio (Class A)	3,855,885	946,202	(665,711)	103,726	17,235	4,257,337
T. Rowe Price Large Cap Value Portfolio (Class A)	7,644,734	1,682,175	(872,898)	6,846	54,361	8,515,218
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,286,232	311,710	(247,276)	(120)	75,227	1,425,773
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,791,221	954,270	(761,338)	27,134	282,711	4,293,998
TCW Core Fixed Income Portfolio (Class A)	52,362,562	3,202,080	(2,995,735)	61,171	1,262,342	53,892,420
Van Eck Global Natural Resources Portfolio (Class A)	6,293,879	1,303,643	(1,279,508)	(153,497)	968,178	7,132,695
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	27,298,107	2,027,423	(2,168,187)	(6,505)	1,219,935	28,370,773
Western Asset Management U.S. Government Portfolio (Class A)	71,517,321	4,390,301	(3,043,413)	(15,472)	897,782	73,746,519

	$541,604,884	$59,577,119	$(50,281,186)	$1,159,747	$15,640,483	$567,701,047

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held June 30, 2019
AB International Bond Portfolio (Class A)	$—	$—	1,103,833
Baillie Gifford International Stock Portfolio (Class A)	495,174	112,362	692,728
BlackRock Bond Income Portfolio (Class A)	—	2,555,649	655,959
BlackRock Capital Appreciation Portfolio (Class A)	674,645	8,872	105,861
BlackRock High Yield Portfolio (Class A)	—	168,019	378,716
Brighthouse Small Cap Value Portfolio (Class A)	239,334	32,653	199,599
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	26,942	131,529
Brighthouse/Artisan International Portfolio (Class A)	—	79,442	484,727
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	163,127	10,643	6,554
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	520,937	1,137,885
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	991,085	2,995,219
Brighthouse/Templeton International Bond Portfolio (Class A)	15,943	694,300	880,853

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held June 30, 2019
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	$789,601	$156,606	302,794
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	644,657	64,646	410,047
Clarion Global Real Estate Portfolio (Class A)	—	92,062	234,453
Harris Oakmark International Portfolio (Class A)	649,851	206,600	695,454
Invesco Comstock Portfolio (Class A)	1,344,150	266,892	875,224
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio)	175,824	14,881	66,717
Jennison Growth Portfolio (Class A)	615,155	18,804	286,396
JPMorgan Core Bond Portfolio (Class A)	—	2,043,654	4,340,453
JPMorgan Small Cap Value Portfolio (Class A)	288,517	38,576	205,783
MFS Research International Portfolio (Class A)	192,647	67,052	357,500
MFS Value Portfolio (Class A)	833,044	242,611	853,226
Neuberger Berman Genesis Portfolio (Class A)	378,838	6,569	146,623
PIMCO Inflation Protected Bond Portfolio (Class A)	—	1,805,015	5,204,278
PIMCO Total Return Portfolio (Class A)	—	2,061,992	5,794,168
T. Rowe Price Large Cap Growth Portfolio (Class A)	627,497	17,717	202,057
T. Rowe Price Large Cap Value Portfolio (Class A)	967,384	193,477	297,423
T. Rowe Price Mid Cap Growth Portfolio (Class A)	221,465	3,640	134,127
T. Rowe Price Small Cap Growth Portfolio (Class A)	569,180	1,982	189,163
TCW Core Fixed Income Portfolio (Class A)	—	1,831,230	5,268,076
Van Eck Global Natural Resources Portfolio (Class A)	—	43,892	827,459
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,367,057	2,142,808
Western Asset Management U.S. Government Portfolio (Class A)	—	1,988,843	6,341,059

	$9,886,033	$17,734,702

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$587,764,131

Gross unrealized appreciation	4,583,102
Gross unrealized depreciation	(24,646,186)

Net unrealized appreciation (depreciation)	$(20,063,084)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$12,901,925	$13,366,308	$7,376,415	$10,280,105	$20,278,340	$23,646,413

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$12,048,267	$10,325,067	$(35,703,568)	$—	$(13,330,234)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned 10.67% and 10.48%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 9.29%.

MARKET ENVIRONMENT / CONDITIONS

A mid-term election, a hawkish Federal Reserve (the “Fed”) and uncertainty about the direction of the global economy had investors on edge and led to a nerve-racking finish to 2018, with the S&P 500 Index delivering the worst quarterly return since 2011 in the fourth quarter. However, with election results essentially as predicted (Republicans retaining their Senate majority and Democrats seizing control of the House) and with economic news being no worse than what was already priced into the market, the stage was set for equities to reach even higher.

That catalyst for continued equity growth turned out to be a significant change in Fed rhetoric, which changed from “interest rates might be a long way from normal” in October of 2018, to a “slower pace of rate increases” in January of 2019, and ended with a June statement implying an interest rate cut if economic conditions (including the U.S.-China trade war), warranted it. The Fed stance was not without issues though. It is one of those peculiar times where bad economic news may be perversely good for equities and vice versa, as market participants hope for a cut in interest rates which, in turn, stimulate equities. For instance, concerns about a slowing global economy and the escalating trade war between the U.S. and China (which precipitated a market drop of 7% during the month of May), completely reversed after the Fed’s June statement, which signaled upcoming potential interest rate cuts exactly because of slowing economic growth. One interesting development was new research indicating that the long-term historical relationship between inflation and unemployment has changed (low unemployment is expected to lead to upwards wage pressure which then leads to inflation). As a result, the Fed now believes that the level of unemployment causing inflation is permanently lower than it was in the past—meaning, the Fed doesn’t need to raise interest rates (to combat inflation) as early in the cycle as expected.

The global economy is still seeing moderate economic growth, although the pace is slowing, according to IMF, Fed and ECB statements earlier this year. The central theme from all three organizations was the ongoing trade war, as increasing levels of tariffs between countries slows down trade and, consequently, global growth. Another concern is the (still unresolved) issue of Brexit (the U.K.’s decision to leave the European Union) and its impact on growth in Europe. After years of negotiations between the U.K. and the E.U., the two parties are yet to come to an agreement that the government in the U.K. will accept. The failure to come to an agreement led to numerous votes of confidence (a vote showing whether a majority continues to support the policy of a leader) and resulted in U.K. Prime Minister Theresa May’s resignation. She was replaced by U.S.-born Boris Johnson, a controversial figure in British politics. Johnson, who was Mayor of London from 2008-2016, as well as a long-time E.U.-skeptic, is now the central figure in a change of leadership that reduces the already slim chances of an orderly Brexit occurring.

Meanwhile in the U.S., unemployment sits at 3.7%, near 50-year lows, and is trending downwards. This bodes well for continued consumer spending strength (consumption drives almost 70% of the U.S. economy). Additionally, the housing market is showing signs of improvement after experiencing headwinds in 2018, the result of too many years of above-average increases in home prices and rising mortgage rates as both price increases and mortgage rates have attenuated in 2019. Consequently, the economy is expected to extend its already existing record for the longest expansion in history (GDP has been growing for the past 121 consecutive months), with growth expected to come in at a moderate pace of 2.5% for the year.

Backed by these and other robust economic stats along with a “dovish” Fed, investors realized above-average returns across most asset classes. The S&P 500 Index was up 18.5% during the first six months of the year and had its best half-year since 1997. Foreign Developed and Emerging Markets equities did well too, coming in at 14.0% and 10.6% respectively, as measured by the MSCI EAFE and MSCI Emerging Markets indices. Fixed income did outstanding as well, with Emerging Market bonds, High Yield bonds and Investment Grade bonds all delivering around 10% for the period, helped by a large appetite for risk and falling rates. Asia credit returns, which is an important driver of the Emerging Markets bond index, had its best first half-year on record, and U.S. High Yield bonds had their best first half in 10 years. As a result, if history is any guide, it is reasonable to expect smaller gains for the remainder of the year (and possibly increased levels of volatility), as uncertainty regarding central bank guidelines, trade wars and a general sense of geopolitical instability conspires to potentially slow the global economy.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income. Over the six-month period, the Portfolio outperformed the Dow Jones Moderately Conservative Index. The main drivers of performance were overweights to High Yield Bonds and U.S. Core Bonds at the expense of Cash and Foreign Bonds, and strong-performing underlying U.S. and Non-U.S. equity portfolios.

The underlying Fixed Income portfolios subtracted from relative performance over the first half of 2019. The worst performer was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 2.1%. The biggest detractors from performance resulted from underweighted duration exposure in the U.S., Europe and Japan, in addition to an overweight to the Argentine peso. The Brighthouse/Eaton Vance Floating Rate Portfolio also

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

underperformed for the period, returning 1.1% less than its benchmark. Performance was hurt by its cash holdings as the loan market advanced 5.7%, as well as security selection within Financial Intermediaries, Retailers and Oil & Gas industries. On the other hand, the Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 3.6% for the period. The portfolio benefitted from its allocation to corporate bonds as spreads tightened for both Investment Grade and High Yield securities. In addition, the portfolio benefitted from an overweight exposure to U.S. duration, as interest rates fell significantly over the first six months of the year.

The overall contribution from the underlying U.S. Equity portfolios added to relative performance for the period. Within the Portfolio’s Large Cap sleeve, the BlackRock Capital Appreciation Portfolio stood out as it outperformed its benchmark by 2.5%. The portfolio benefitted from strong security selection within the Industrials and Consumer Discretionary sectors, in addition to an underweight to the Biotechnology sub-sector of Healthcare. The MFS Value Portfolio was another positive contributor to relative performance as it outperformed its benchmark by 2.3%. The primary drivers of performance were security selection within the Financials and Consumer Staples sectors and an overweight to Industrials. The ClearBridge Aggressive Growth Portfolio was a detractor from relative performance as the portfolio returned 8.5% less than its benchmark. Leading drivers of underperformance were security selection within the Technology and Healthcare sectors, and overweights to Energy and Healthcare. Within the Mid Cap sleeve, the Wells Capital Management Mid Cap Value Portfolio stood out, as it outperformed its benchmark by 4.3%. The largest contributors to performance were strong security selection within the Industrials, Materials and Real Estate sectors. Within the Small Cap sleeve, the Neuberger Berman Genesis Portfolio delivered the strongest relative performance as it outperformed its benchmark by 9.1% during the first six months of the year. The portfolio benefitted from its significant tilt towards Growth and Quality stocks versus it benchmark, along with favorable security selection in nine out of ten sectors.

The Non-U.S. equity portfolios overall contributed to relative performance. The strongest relative performance came from the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 6.9% for the period. The main drivers of performance were security selection within the Consumer Discretionary, Industrials, Technology and Basic Materials sectors, as well as an overweight to Technology and an underweight to Communication Services. The Brighthouse/Artisan International Portfolio was another strong performer, exceeding its benchmark by 6.4%. The outperformance was driven by security selection, particularly within the Financials, Materials and Industrials sectors. The Van Eck Global Natural Resources Portfolio, however, underperformed its benchmark by 1.6%. The underperformance was primarily a result of underweight positioning to and security selection within the Oil & Gas Storage & Transportation sector, and overweight positioning and security selection in the Oil & Gas Exploration & Production sector.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	10.67	6.17	4.56	7.75
Class B	10.48	5.94	4.30	7.49
Dow Jones Moderately Conservative Index	9.29	5.99	4.07	6.73

1 The Dow Jones Moderately Conservative Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 40% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	9.1
BlackRock Bond Income Portfolio (Class A)	9.1
Western Asset Management U.S. Government Portfolio (Class A)	8.0
TCW Core Fixed Income Portfolio (Class A)	6.8
PIMCO Inflation Protected Bond Portfolio (Class A)	6.0
MFS Value Portfolio (Class A)	4.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.0
AB International Bond Portfolio (Class A)	3.9
JPMorgan Core Bond Portfolio (Class A)	3.8
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3.8

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	45.7
U.S. Large Cap Equities	22.6
International Developed Market Equities	9.2
International Fixed Income	6.9
High Yield Fixed Income	6.5
U.S. Small Cap Equities	3.5
Global Equities	2.9
Emerging Market Equities	1.0
U.S. Mid Cap Equities	1.0
Real Estate Equities	0.7

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.60%	$1,000.00	$1,106.70	$3.13
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B (a)	Actual	0.85%	$1,000.00	$1,104.80	$4.44
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a) (c)	21,031,599	$216,204,833
Baillie Gifford International Stock Portfolio (Class A) (b)	12,391,582	152,664,286
BlackRock Bond Income Portfolio (Class A) (b)	4,696,940	497,640,741
BlackRock Capital Appreciation Portfolio (Class A) (b)	2,396,073	96,489,872
BlackRock High Yield Portfolio (Class A) (a)	3,685,869	27,607,156
Brighthouse Small Cap Value Portfolio (Class A) (a)	2,867,255	41,116,444
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	2,556,263	27,582,082
Brighthouse/Artisan International Portfolio (Class A) (a)	9,424,872	110,365,246
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	63,350	13,826,169
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	10,972,095	109,391,783
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	17,428,133	165,044,419
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	17,001,867	164,238,038
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	6,309,122	206,939,203
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	8,985,601	124,720,147
Clarion Global Real Estate Portfolio (Class A) (a)	3,374,693	40,800,036
ClearBridge Aggressive Growth Portfolio (Class A) (a)	3,487,304	54,506,562
Harris Oakmark International Portfolio (Class A) (a)	12,811,114	157,961,030
Invesco Comstock Portfolio (Class A) (a)	13,715,836	178,305,862
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio) (a)	2,589,424	55,517,253
Invesco Small Cap Growth Portfolio (Class A) (a)	2,180,685	27,585,662
Jennison Growth Portfolio (Class A) (b)	4,632,599	68,886,740
JPMorgan Core Bond Portfolio (Class A) (a)	20,459,294	207,252,645
JPMorgan Small Cap Value Portfolio (Class A) (a)	2,847,876	39,528,525
MFS Research International Portfolio (Class A) (a)	6,985,545	83,267,692
MFS Value Portfolio (Class A) (b)	14,796,592	221,652,945

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (b)	1,414,892	27,760,174
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	33,757,284	331,158,952
PIMCO Total Return Portfolio (Class A) (a)	42,363,499	497,771,110
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a) (c)	2,632,523	25,746,070
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	4,581,509	96,532,392
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	6,772,003	193,882,451
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	2,611,214	27,757,204
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	2,445,737	55,518,220
TCW Core Fixed Income Portfolio (Class A) (a)	36,445,769	372,840,213
Van Eck Global Natural Resources Portfolio (Class A) (b)	12,222,053	105,354,093
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	1,183,187	13,878,789
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	16,727,461	221,471,585
Western Asset Management U.S. Government Portfolio (Class A) (b)	37,936,778	441,204,732

Total Mutual Funds (Cost $5,535,007,941)		5,499,971,356

Total Investments—100.0% (Cost $5,535,007,941)		5,499,971,356
Other assets and liabilities (net) — 0.0%		(1,632,193)

Net Assets—100.0%		$5,498,339,163

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$5,499,971,356	$—	$—	$5,499,971,356
Total Investments	$5,499,971,356	$—	$—	$5,499,971,356

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Affiliated investments at value (a)	$5,499,971,356
Receivable for:
Affiliated investments sold	2,746,169
Fund shares sold	344,180

Total Assets	5,503,061,705
Liabilities
Payables for:
Fund shares redeemed	3,090,349
Accrued Expenses:
Management fees	254,547
Distribution and service fees	1,103,316
Deferred trustees’ fees	209,139
Other expenses	65,191

Total Liabilities	4,722,542

Net Assets	$5,498,339,163

Net Assets Consist of:
Paid in surplus	$5,226,161,438
Distributable earnings (Accumulated losses)	272,177,725

Net Assets	$5,498,339,163

Net Assets
Class A	$74,688,802
Class B	5,423,650,361
Capital Shares Outstanding*
Class A	6,709,359
Class B	492,063,446
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.13
Class B	11.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $5,535,007,941.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends from affiliated investments	$149,292,889

Total investment income	149,292,889
Expenses
Management fees	1,544,900
Administration fees	15,120
Custodian and accounting fees	14,033
Distribution and service fees—Class B	6,702,356
Audit and tax services	15,979
Legal	22,462
Trustees’ fees and expenses	31,324
Miscellaneous	6,318

Total expenses	8,352,492

Net Investment Income	140,940,397

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	12,780,812
Capital gain distributions from affiliated investments	196,393,272

Net realized gain	209,174,084

Net change in unrealized appreciation on affiliated investments	196,271,280

Net realized and unrealized gain	405,445,364

Net Increase in Net Assets From Operations	$546,385,761

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$140,940,397	$107,983,988
Net realized gain	209,174,084	278,105,731
Net change in unrealized appreciation (depreciation)	196,271,280	(637,581,474)

Increase (decrease) in net assets from operations	546,385,761	(251,491,755)

From Distributions to Shareholders
Class A	(5,467,613)	(4,220,610)
Class B	(383,043,682)	(298,083,813)

Total distributions	(388,511,295)	(302,304,423)

Increase (decrease) in net assets from capital share transactions	338,523	(639,583,107)

Total increase (decrease) in net assets	158,212,989	(1,193,379,285)

Net Assets
Beginning of period	5,340,126,174	6,533,505,459

End of period	$5,498,339,163	$5,340,126,174

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	278,205	$3,223,420	428,778	$4,993,500
Reinvestments	499,325	5,467,613	370,554	4,220,610
Redemptions	(692,152)	(7,920,575)	(1,324,000)	(15,273,783)

Net increase (decrease)	85,378	$770,458	(524,668)	$(6,059,673)

Class B
Sales	2,562,271	$29,035,800	4,016,490	$46,082,631
Reinvestments	35,336,133	383,043,682	26,425,870	298,083,813
Redemptions	(36,417,284)	(412,511,417)	(85,161,873)	(977,689,878)

Net increase (decrease)	1,481,120	$(431,935)	(54,719,513)	$(633,523,434)

Increase (decrease) derived from capital shares transactions		$338,523		$(639,583,107)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.85		$11.95	$11.36	$11.90	$12.74	$12.99

Income (Loss) from Investment Operations
Net investment income (a)	0.31		0.24	0.22	0.23	0.36	0.24
Net realized and unrealized gain (loss)	0.84		(0.72)	1.00	0.48	(0.44)	0.40

Total income (loss) from investment operations	1.15		(0.48)	1.22	0.71	(0.08)	0.64

Less Distributions
Distributions from net investment income	(0.29)		(0.27)	(0.26)	(0.46)	(0.06)	(0.41)
Distributions from net realized capital gains	(0.58)		(0.35)	(0.37)	(0.79)	(0.70)	(0.48)

Total distributions	(0.87)		(0.62)	(0.63)	(1.25)	(0.76)	(0.89)

Net Asset Value, End of Period	$11.13		$10.85	$11.95	$11.36	$11.90	$12.74

Total Return (%) (b)	10.67	(c)	(4.25)	11.01	6.33	(0.78)	5.16

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (f)	2.69	(e)(g)	2.04	1.91	1.97	2.85	1.92
Portfolio turnover rate (%)	11	(c)	8	6	8	16	15
Net assets, end of period (in millions)	$74.7		$71.9	$85.4	$91.0	$102.6	$112.9

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.74		$11.82	$11.25	$11.79	$12.64	$12.89

Income (Loss) from Investment Operations
Net investment income (a)	0.29		0.21	0.20	0.19	0.32	0.03
Net realized and unrealized gain (loss)	0.82		(0.71)	0.97	0.49	(0.43)	0.57

Total income (loss) from investment operations	1.11		(0.50)	1.17	0.68	(0.11)	0.60

Less Distributions
Distributions from net investment income	(0.25)		(0.23)	(0.23)	(0.43)	(0.04)	(0.37)
Distributions from net realized capital gains	(0.58)		(0.35)	(0.37)	(0.79)	(0.70)	(0.48)

Total distributions	(0.83)		(0.58)	(0.60)	(1.22)	(0.74)	(0.85)

Net Asset Value, End of Period	$11.02		$10.74	$11.82	$11.25	$11.79	$12.64

Total Return (%) (b)	10.48	(c)	(4.40)	10.64	6.09	(1.07)	4.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (f)	2.41	(e)(g)	1.79	1.70	1.71	2.62	0.21
Portfolio turnover rate (%)	11	(c)	8	6	8	16	15
Net assets, end of period (in millions)	$5,423.7		$5,268.2	$6,448.1	$6,730.2	$7,152.6	$8,304.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$596,603,197	$0	$647,459,938

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$1,544,900	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2019
AB International Bond Portfolio (Class A)	$—	$210,555,550	$(242,983)	$3,415	$5,888,851	$216,204,833
Baillie Gifford International Stock Portfolio (Class A)	139,257,024	10,773,145	(14,485,121)	4,638,870	12,480,368	152,664,286
BlackRock Bond Income Portfolio (Class A)	533,710,269	18,585,874	(70,429,551)	(79,844)	15,853,993	497,640,741
BlackRock Capital Appreciation Portfolio (Class A)	87,160,546	15,737,960	(11,037,677)	4,411,847	217,196	96,489,872
BlackRock High Yield Portfolio (Class A)	27,146,742	1,654,720	(2,152,927)	(203,351)	1,161,972	27,607,156
Brighthouse Small Cap Value Portfolio (Class A)	35,567,384	4,023,959	(766,289)	105,939	2,185,451	41,116,444
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	54,720,784	526,319	(34,900,642)	680,670	6,554,951	27,582,082
Brighthouse/Artisan International Portfolio (Class A)	101,941,774	1,576,777	(11,447,304)	1,349,224	16,944,775	110,365,246
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	12,257,347	1,682,962	(600,669)	161,924	324,605	13,826,169
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	108,532,056	5,140,678	(4,102,704)	141,119	(319,366)	109,391,783
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	166,680,563	5,881,248	(7,312,665)	(279,742)	75,015	165,044,419
Brighthouse/Templeton International Bond Portfolio (Class A)	166,009,059	13,911,018	(7,343,690)	(1,182,628)	(7,155,721)	164,238,038
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	194,468,723	20,061,688	(26,705,149)	(4,343,095)	23,457,036	206,939,203
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	112,272,012	15,644,518	(10,208,836)	1,370,332	5,642,121	124,720,147
Clarion Global Real Estate Portfolio (Class A)	39,834,280	1,368,533	(5,439,401)	722,795	4,313,829	40,800,036
ClearBridge Aggressive Growth Portfolio (Class A)	49,286,917	7,835,135	(1,193,348)	503,933	(1,926,075)	54,506,562
Harris Oakmark International Portfolio (Class A)	146,758,327	15,800,339	(8,369,348)	1,231,392	2,540,320	157,961,030
Invesco Comstock Portfolio (Class A)	158,184,610	25,364,790	(3,440,415)	1,462,879	(3,266,002)	178,305,862
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio)	49,370,040	7,326,042	(4,311,024)	736,210	2,395,985	55,517,253
Invesco Small Cap Growth Portfolio (Class A)	23,376,242	4,643,799	(927,518)	148,538	344,601	27,585,662
Jennison Growth Portfolio (Class A)	61,809,689	10,223,131	(5,747,092)	918,292	1,682,720	68,886,740
JPMorgan Core Bond Portfolio (Class A)	365,954,687	9,836,062	(175,344,494)	(2,368,772)	9,175,162	207,252,645

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2019
JPMorgan Small Cap Value Portfolio (Class A)	$35,609,472	$4,638,702	$(182,423)	$(6,657)	$(530,569)	$39,528,525
MFS Research International Portfolio (Class A)	76,013,485	5,093,433	(6,012,161)	1,031,314	7,141,621	83,267,692
MFS Value Portfolio (Class A)	202,102,099	18,824,775	(17,384,787)	1,917,530	16,193,328	221,652,945
Neuberger Berman Genesis Portfolio (Class A)	24,357,032	3,739,362	(2,051,091)	1,013,182	701,689	27,760,174
PIMCO Inflation Protected Bond Portfolio (Class A)	334,273,380	11,897,532	(23,552,645)	(4,192,063)	12,732,748	331,158,952
PIMCO Total Return Portfolio (Class A)	504,738,262	15,339,279	(38,108,718)	(1,046,880)	16,849,167	497,771,110
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	26,324,723	—	—	(578,653)	25,746,070
T. Rowe Price Large Cap Growth Portfolio (Class A)	88,601,222	14,653,006	(9,714,629)	737,405	2,255,388	96,532,392
T. Rowe Price Large Cap Value Portfolio (Class A)	177,452,100	26,562,200	(11,738,552)	4,246,177	(2,639,474)	193,882,451
T. Rowe Price Mid Cap Growth Portfolio (Class A)	25,506,291	4,451,730	(3,701,402)	480,262	1,020,323	27,757,204
T. Rowe Price Small Cap Growth Portfolio (Class A)	47,646,700	7,897,454	(3,850,539)	191,546	3,633,059	55,518,220
TCW Core Fixed Income Portfolio (Class A)	422,309,103	12,925,730	(73,154,273)	1,710,113	9,049,540	372,840,213
Van Eck Global Natural Resources Portfolio (Class A)	85,506,644	12,699,863	(3,583,030)	(1,224,527)	11,955,143	105,354,093
Wells Capital Management Mid Cap Value Portfolio (Class A)	12,553,092	513,647	(1,407,634)	(207,321)	2,427,005	13,878,789
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	221,922,821	10,757,017	(21,122,962)	(1,645,401)	11,560,110	221,471,585
Western Asset Management U.S. Government Portfolio (Class A)	448,885,227	12,130,497	(25,386,245)	(353,815)	5,929,068	441,204,732

	$5,341,776,005	$596,603,197	$(647,459,938)	$12,780,812	$196,271,280	$5,499,971,356

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2019
AB International Bond Portfolio (Class A)	$—	$—	21,031,599
Baillie Gifford International Stock Portfolio (Class A)	8,773,913	1,990,915	12,391,582
BlackRock Bond Income Portfolio (Class A)	—	18,478,514	4,696,940
BlackRock Capital Appreciation Portfolio (Class A)	15,532,561	204,269	2,396,073
BlackRock High Yield Portfolio (Class A)	—	1,654,196	3,685,869
Brighthouse Small Cap Value Portfolio (Class A)	3,449,521	470,625	2,867,255
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	509,520	2,556,263
Brighthouse/Artisan International Portfolio (Class A)	—	1,566,039	9,424,872
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,574,412	102,724	63,350
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	5,127,345	10,972,095
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	5,843,366	17,428,133
Brighthouse/Templeton International Bond Portfolio (Class A)	311,296	13,556,924	17,001,867
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	16,738,751	3,319,891	6,309,122
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	14,215,792	1,425,561	8,985,601
Clarion Global Real Estate Portfolio (Class A)	—	1,358,831	3,374,693
ClearBridge Aggressive Growth Portfolio (Class A)	7,237,770	569,997	3,487,304
Harris Oakmark International Portfolio (Class A)	11,922,634	3,790,432	12,811,114
Invesco Comstock Portfolio (Class A)	21,111,837	4,191,924	13,715,836
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio)	6,750,486	571,315	2,589,424
Invesco Small Cap Growth Portfolio (Class A)	4,247,510	—	2,180,685
Jennison Growth Portfolio (Class A)	9,918,654	303,191	4,632,599
JPMorgan Core Bond Portfolio (Class A)	—	9,733,770	20,459,294
JPMorgan Small Cap Value Portfolio (Class A)	4,066,201	543,663	2,847,876
MFS Research International Portfolio (Class A)	3,774,981	1,313,907	6,985,545
MFS Value Portfolio (Class A)	14,568,094	4,242,734	14,796,592
Neuberger Berman Genesis Portfolio (Class A)	3,668,244	63,604	1,414,892
PIMCO Inflation Protected Bond Portfolio (Class A)	—	11,841,992	33,757,284
PIMCO Total Return Portfolio (Class A)	—	15,223,617	42,363,499
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	—	2,632,523
T. Rowe Price Large Cap Growth Portfolio (Class A)	14,249,429	402,327	4,581,509
T. Rowe Price Large Cap Value Portfolio (Class A)	22,127,615	4,425,523	6,772,003
T. Rowe Price Mid Cap Growth Portfolio (Class A)	4,375,942	71,921	2,611,214
T. Rowe Price Small Cap Growth Portfolio (Class A)	7,392,118	25,741	2,445,737
TCW Core Fixed Income Portfolio (Class A)	—	12,808,005	36,445,769
Van Eck Global Natural Resources Portfolio (Class A)	—	643,511	12,222,053
Wells Capital Management Mid Cap Value Portfolio (Class A)	385,511	127,347	1,183,187

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2019
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	$—	$10,756,250	16,727,461
Western Asset Management U.S. Government Portfolio (Class A)	—	12,033,398	37,936,778

	$196,393,272	$149,292,889

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$5,576,737,168

Gross unrealized appreciation	122,509,240
Gross unrealized depreciation	(199,275,052)

Net unrealized appreciation (depreciation)	$(76,765,812)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$120,439,849	$132,423,201	$181,864,574	$205,645,657	$302,304,423	$338,068,858

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$118,029,169	$269,506,978	$(273,037,092)	$—	$114,499,055

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned 13.05% and 12.90%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 12.03%.

MARKET ENVIRONMENT / CONDITIONS

A mid-term election, a hawkish Federal Reserve (the “Fed”) and uncertainty about the direction of the global economy had investors on edge and led to a nerve-racking finish to 2018, with the S&P 500 Index delivering the worst quarterly return since 2011 in the fourth quarter. However, with election results essentially as predicted (Republicans retaining their Senate majority and Democrats seizing control of the House) and with economic news being no worse than what was already priced into the market, the stage was set for equities to reach even higher.

That catalyst for continued equity growth turned out to be a significant change in Fed rhetoric, which changed from “interest rates might be a long way from normal” in October of 2018, to a “slower pace of rate increases” in January of 2019, and ended with a June statement implying an interest rate cut if economic conditions (including the U.S.-China trade war), warranted it. The Fed stance was not without issues though. It is one of those peculiar times where bad economic news may be perversely good for equities and vice versa, as market participants hope for a cut in interest rates which, in turn, stimulate equities. For instance, concerns about a slowing global economy and the escalating trade war between the U.S. and China (which precipitated a market drop of 7% during the month of May), completely reversed after the Fed’s June statement, which signaled upcoming potential interest rate cuts exactly because of slowing economic growth. One interesting development was new research indicating that the long-term historical relationship between inflation and unemployment has changed (low unemployment is expected to lead to upwards wage pressure which then leads to inflation). As a result, the Fed now believes that the level of unemployment causing inflation is permanently lower than it was in the past—meaning, the Fed doesn’t need to raise interest rates (to combat inflation) as early in the cycle as expected.

The global economy is still seeing moderate economic growth, although the pace is slowing, according to IMF, Fed and ECB statements earlier this year. The central theme from all three organizations was the ongoing trade war, as increasing levels of tariffs between countries slows down trade and, consequently, global growth. Another concern is the (still unresolved) issue of Brexit (the U.K.’s decision to leave the European Union) and its impact on growth in Europe. After years of negotiations between the U.K. and the E.U., the two parties are yet to come to an agreement that the government in the U.K. will accept. The failure to come to an agreement led to numerous votes of confidence (a vote showing whether a majority continues to support the policy of a leader) and resulted in U.K. Prime Minister Theresa May’s resignation. She was replaced by U.S.-born Boris Johnson, a controversial figure in British politics. Johnson, who was Mayor of London from 2008-2016, as well as a long-time E.U.-skeptic, is now the central figure in a change of leadership that reduces the already slim chances of an orderly Brexit occurring.

Meanwhile in the U.S., unemployment sits at 3.7%, near 50-year lows, and is trending downwards. This bodes well for continued consumer spending strength (consumption drives almost 70% of the U.S. economy). Additionally, the housing market is showing signs of improvement after experiencing headwinds in 2018, the result of too many years of above-average increases in home prices and rising mortgage rates as both price increases and mortgage rates have attenuated in 2019. Consequently, the economy is expected to extend its already existing record for the longest expansion in history (GDP has been growing for the past 121 consecutive months), with growth expected to come in at a moderate pace of 2.5% for the year.

Backed by these and other robust economic stats along with a “dovish” Fed, investors realized above-average returns across most asset classes. The S&P 500 Index was up 18.5% during the first six months of the year and had its best half-year since 1997. Foreign Developed and Emerging Markets equities did well too, coming in at 14.0% and 10.6% respectively, as measured by the MSCI EAFE and MSCI Emerging Markets indices. Fixed income did outstanding as well, with Emerging Market bonds, High Yield bonds and Investment Grade bonds all delivering around 10% for the period, helped by a large appetite for risk and falling rates. Asia credit returns, which is an important driver of the Emerging Markets bond index, had its best first half-year on record, and U.S. High Yield bonds had their best first half in 10 years. As a result, if history is any guide, it is reasonable to expect smaller gains for the remainder of the year (and possibly increased levels of volatility), as uncertainty regarding central bank guidelines, trade wars and a general sense of geopolitical instability conspires to potentially slow the global economy.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income. Over the six-month period, the Portfolio outpaced the Dow Jones Moderate Index. The main drivers of performance were overweights to High Yield Bonds and U.S. Core Bonds at the expense of Cash and Foreign Bonds, an underweight to Emerging Markets equities, and strong-performing underlying U.S. and Non-U.S. equity portfolios.

The underlying Fixed Income portfolios subtracted from relative performance over the first half of 2019. The worst performer was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 2.1%. The biggest detractors from performance resulted from underweighted duration exposure in the U.S., Europe and Japan, in addition to an overweight to the Argentine peso. The Brighthouse/Eaton Vance Floating Rate Portfolio also

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

underperformed for the period, returning 1.1% less than its benchmark. Performance was hurt by its cash holdings as the loan market advanced 5.7%, as well as security selection within Financial Intermediaries, Retailers and Oil & Gas industries. On the other hand, the Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 3.6% for the period. The portfolio benefitted from its allocation to corporate bonds as spreads tightened for both Investment Grade and High Yield securities. In addition, the portfolio benefitted from an overweight exposure to U.S. duration, as interest rates fell significantly over the first six months of the year.

The overall contribution from the underlying U.S. Equity portfolios added to relative performance for the period. Within the Portfolio’s Large Cap sleeve, the BlackRock Capital Appreciation Portfolio stood out as it outperformed its benchmark by 2.5%. The portfolio benefitted from strong security selection within the Industrials and Consumer Discretionary sectors, in addition to an underweight to the Biotechnology sub-sector of Healthcare. The MFS Value Portfolio was another positive contributor to relative performance as it outperformed its benchmark by 2.3%. The primary drivers of performance were security selection within the Financials and Consumer Staples sectors and an overweight to Industrials. The ClearBridge Aggressive Growth Portfolio was a detractor from relative performance as the portfolio returned 8.5% less than its benchmark. Leading drivers of underperformance were security selection within the Technology and Healthcare sectors, and overweights to Energy and Healthcare. Within the Mid Cap sleeve, the Wells Capital Management Mid Cap Value Portfolio stood out, as it outperformed its benchmark by 4.3%. The largest contributors to performance were strong security selection within the Industrials, Materials and Real Estate sectors. Within the Small Cap sleeve, the Neuberger Berman Genesis Portfolio delivered the strongest relative performance as it outperformed its benchmark by 9.1% during the first six months of the year. The portfolio benefitted from its significant tilt towards Growth and Quality stocks versus its benchmark, along with favorable security selection in nine out of ten sectors.

The Non-U.S. equity portfolios overall contributed to relative performance. The strongest relative performance came from the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 6.9% for the period. The main drivers of performance were security selection within the Consumer Discretionary, Industrials, Technology and Basic Materials sectors, as well as an overweight to Technology and an underweight to Communication Services. The Brighthouse/Artisan International Portfolio was another strong performer, exceeding its benchmark by 6.4%. The outperformance was driven by security selection, particularly within the Financials, Materials and Industrials sectors. The Van Eck Global Natural Resources Portfolio, however, underperformed its benchmark by 1.6%. The underperformance was primarily a result of underweight positioning to and security selection within the Oil & Gas Storage & Transportation sector, and overweight positioning and security selection in the Oil & Gas Exploration & Production sector.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	13.05	5.67	5.51	9.30
Class B	12.90	5.49	5.25	9.04
Dow Jones Moderate Index	12.03	5.72	5.32	8.71

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.3
PIMCO Total Return Portfolio (Class A)	6.0
MFS Value Portfolio (Class A)	5.6
TCW Core Fixed Income Portfolio (Class A)	4.7
T. Rowe Price Large Cap Value Portfolio (Class A)	4.5
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.5
Invesco Comstock Portfolio (Class A)	4.3
Western Asset Management U.S. Government Portfolio (Class A)	4.0
Harris Oakmark International Portfolio (Class A)	3.6
Baillie Gifford International Stock Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	33.5
Investment Grade Fixed Income	28.0
International Developed Market Equities	13.2
International Fixed Income	6.4
U.S. Small Cap Equities	6.0
High Yield Fixed Income	4.6
Global Equities	3.9
Emerging Market Equities	1.7
Real Estate Equities	1.5
U.S. Mid Cap Equities	1.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.63%	$1,000.00	$1,130.50	$3.33
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class B (a)	Actual	0.88%	$1,000.00	$1,129.00	$4.65
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a) (c)	42,186,339	$433,675,568
Baillie Gifford International Stock Portfolio (Class A) (b)	36,154,881	445,428,139
BlackRock Bond Income Portfolio (Class A) (b)	7,462,113	790,610,903
BlackRock Capital Appreciation Portfolio (Class A) (b)	8,664,027	348,900,375
BlackRock High Yield Portfolio (Class A) (a)	10,114,862	75,760,319
Brighthouse Small Cap Value Portfolio (Class A) (a)	11,007,400	157,846,109
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	11,753,742	126,822,872
Brighthouse/Artisan International Portfolio (Class A) (a)	32,508,217	380,671,216
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	145,682	31,795,145
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	11,074,684	122,818,247
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	24,942,686	248,678,577
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	26,423,848	250,233,842
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	38,722,795	374,062,204
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	17,359,245	569,383,231
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	27,520,060	381,978,434
Clarion Global Real Estate Portfolio (Class A) (a)	15,442,551	186,700,445
ClearBridge Aggressive Growth Portfolio (Class A) (a)	22,144,022	346,111,062
Harris Oakmark International Portfolio (Class A) (a)	36,910,566	455,107,284
Invesco Comstock Portfolio (Class A) (a)	41,259,138	536,368,800
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio) (a)	5,945,898	127,480,060
Invesco Small Cap Growth Portfolio (Class A) (a)	12,569,017	158,998,070
Jennison Growth Portfolio (Class A) (b)	27,697,335	411,859,373
JPMorgan Core Bond Portfolio (Class A) (a)	24,950,150	252,745,018
JPMorgan Small Cap Value Portfolio (Class A) (a)	6,542,914	90,815,644
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	4,740,412	63,948,156
MFS Research International Portfolio (Class A) (a)	21,340,494	254,378,684

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	46,669,969	699,116,137
Neuberger Berman Genesis Portfolio (Class A) (b)	4,878,418	95,714,554
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	38,538,057	378,058,341
PIMCO Total Return Portfolio (Class A) (a)	64,576,985	758,779,575
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a) (c)	9,051,115	88,519,907
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	16,560,510	348,929,953
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	19,994,436	572,440,706
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	8,994,471	95,611,229
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	8,434,406	191,461,011
TCW Core Fixed Income Portfolio (Class A) (a)	57,429,511	587,503,899
Van Eck Global Natural Resources Portfolio (Class A) (b)	42,121,954	363,091,240
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	2,718,873	31,892,385
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	19,135,669	253,356,252
Western Asset Management U.S. Government Portfolio (Class A) (b)	43,211,782	502,553,029

Total Mutual Funds (Cost $12,609,915,171)		12,590,205,995

Total Investments—100.0% (Cost $12,609,915,171)		12,590,205,995
Other assets and liabilities (net)—0.0%		(3,251,132)

Net Assets—100.0%		$12,586,954,863

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$12,590,205,995	$—	$—	$12,590,205,995
Total Investments	$12,590,205,995	$—	$—	$12,590,205,995

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Affiliated investments at value (a)	$12,590,205,995
Receivable for:
Affiliated investments sold	4,546,840
Fund shares sold	372,494

Total Assets	12,595,125,329
Liabilities
Payables for:
Fund shares redeemed	4,919,334
Accrued Expenses:
Management fees	539,777
Distribution and service fees	2,480,722
Deferred trustees’ fees	168,087
Other expenses	62,546

Total Liabilities	8,170,466

Net Assets	$12,586,954,863

Net Assets Consist of:
Paid in surplus	$11,653,758,598
Distributable earnings (Accumulated losses)	933,196,265

Net Assets	$12,586,954,863

Net Assets
Class A	$317,622,944
Class B	12,269,331,919
Capital Shares Outstanding*
Class A	27,655,988
Class B	1,073,538,436
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.48
Class B	11.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $12,609,915,171.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends from affiliated investments	$283,434,786

Total investment income	283,434,786
Expenses
Management fees	3,278,000
Administration fees	15,120
Custodian and accounting fees	14,033
Distribution and service fees—Class B	15,074,114
Audit and tax services	15,979
Legal	22,462
Trustees’ fees and expenses	31,324
Miscellaneous	9,043

Total expenses	18,460,075

Net Investment Income	264,974,711

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	62,881,372
Capital gain distributions from affiliated investments	690,730,389

Net realized gain	753,611,761

Net change in unrealized appreciation on affiliated investments	484,796,478

Net realized and unrealized gain	1,238,408,239

Net Increase in Net Assets From Operations	$1,503,382,950

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$264,974,711	$207,490,761
Net realized gain	753,611,761	1,024,406,185
Net change in unrealized appreciation (depreciation)	484,796,478	(2,005,059,968)

Increase (decrease) in net assets from operations	1,503,382,950	(773,163,022)

From Distributions to Shareholders
Class A	(31,612,012)	(18,769,198)
Class B	(1,201,449,993)	(726,631,786)

Total distributions	(1,233,062,005)	(745,400,984)

Increase (decrease) in net assets from capital share transactions	418,095,742	(1,115,055,027)

Total increase (decrease) in net assets	688,416,687	(2,633,619,033)

Net Assets
Beginning of period	11,898,538,176	14,532,157,209

End of period	$12,586,954,863	$11,898,538,176

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	459,832	$5,566,665	1,420,550	$17,773,311
Reinvestments	2,809,956	31,612,012	1,532,179	18,769,198
Redemptions	(1,672,609)	(20,384,306)	(3,848,173)	(47,749,437)

Net increase (decrease)	1,597,179	$16,794,371	(895,444)	$(11,206,928)

Class B
Sales	3,548,242	$42,940,271	7,906,396	$98,073,809
Reinvestments	107,272,321	1,201,449,993	59,608,842	726,631,786
Redemptions	(69,918,812)	(843,088,893)	(156,425,620)	(1,928,553,694)

Net increase (decrease)	40,901,751	$401,301,371	(88,910,382)	$(1,103,848,099)

Increase (decrease) derived from capital shares transactions		$418,095,742		$(1,115,055,027)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.30		$12.72	$11.76	$12.50	$13.57	$13.74

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.22	0.21	0.21	0.32	0.21
Net realized and unrealized gain (loss)	1.18		(0.92)	1.50	0.63	(0.41)	0.48

Total income (loss) from investment operations	1.45		(0.70)	1.71	0.84	(0.09)	0.69

Less Distributions
Distributions from net investment income	(0.28)		(0.24)	(0.25)	(0.43)	(0.10)	(0.32)
Distributions from net realized capital gains	(0.99)		(0.48)	(0.50)	(1.15)	(0.88)	(0.54)

Total distributions	(1.27)		(0.72)	(0.75)	(1.58)	(0.98)	(0.86)

Net Asset Value, End of Period	$11.48		$11.30	$12.72	$11.76	$12.50	$13.57

Total Return (%) (b)	13.05	(c)	(5.93)	14.93	7.47	(0.99)	5.29

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.05	(e)	0.05	0.05	0.05	0.05	0.05
Ratio of net investment income to average net assets (%) (f)	2.24	(e)(g)	1.76	1.68	1.74	2.40	1.58
Portfolio turnover rate (%)	11	(c)	10	6	10	15	16
Net assets, end of period (in millions)	$317.6		$294.6	$343.0	$331.2	$330.1	$353.0

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.24		$12.65	$11.69	$12.44	$13.52	$13.69

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.19	0.17	0.18	0.28	0.05
Net realized and unrealized gain (loss)	1.16		(0.91)	1.51	0.62	(0.41)	0.61

Total income (loss) from investment operations	1.42		(0.72)	1.68	0.80	(0.13)	0.66

Less Distributions
Distributions from net investment income	(0.24)		(0.21)	(0.22)	(0.40)	(0.07)	(0.29)
Distributions from net realized capital gains	(0.99)		(0.48)	(0.50)	(1.15)	(0.88)	(0.54)

Total distributions	(1.23)		(0.69)	(0.72)	(1.55)	(0.95)	(0.83)

Net Asset Value, End of Period	$11.43		$11.24	$12.65	$11.69	$12.44	$13.52

Total Return (%) (b)	12.90	(c)	(6.12)	14.73	7.11	(1.27)	5.05

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.30	(e)	0.30	0.30	0.30	0.30	0.30
Ratio of net investment income to average net assets (%) (f)	1.97	(e)(g)	1.51	1.43	1.52	2.15	0.39
Portfolio turnover rate (%)	11	(c)	10	6	10	15	16
Net assets, end of period (in millions)	$12,269.3		$11,604.0	$14,189.2	$13,904.3	$14,389.8	$16,127.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,526,787,930	$0	$1,386,068,678

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$3,278,000	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2019
AB International Bond Portfolio (Class A)	$—	$422,256,158	$(398,132)	$5,497	$11,812,045	$433,675,568
Baillie Gifford International Stock Portfolio (Class A)	402,871,658	31,530,469	(38,454,140)	12,333,949	37,146,203	445,428,139
BlackRock Bond Income Portfolio (Class A)	827,888,891	29,189,446	(90,984,297)	(74,190)	24,591,053	790,610,903
BlackRock Capital Appreciation Portfolio (Class A)	316,743,365	56,673,803	(41,403,050)	9,055,574	7,830,683	348,900,375
BlackRock High Yield Portfolio (Class A)	73,664,465	4,519,815	(5,017,584)	(738,323)	3,331,946	75,760,319
Brighthouse Small Cap Value Portfolio (Class A)	136,447,791	15,100,535	(2,448,921)	237,655	8,509,049	157,846,109
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	217,898,576	2,370,678	(122,090,555)	1,744,514	26,899,659	126,822,872
Brighthouse/Artisan International Portfolio (Class A)	348,744,037	5,382,256	(36,087,391)	4,209,919	58,422,395	380,671,216
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	28,282,577	3,859,427	(1,467,531)	10,311	1,110,361	31,795,145
Brighthouse/Dimensional International Small Company Portfolio (Class A)	109,891,634	12,869,639	(415,028)	(64,990)	536,992	122,818,247
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	245,703,237	11,666,586	(8,238,130)	272,227	(725,343)	248,678,577
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	251,719,522	8,860,477	(10,024,993)	(379,378)	58,214	250,233,842
Brighthouse/Templeton International Bond Portfolio (Class A)	376,099,228	31,595,143	(14,552,183)	(46,563)	(19,033,421)	374,062,204
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	534,783,394	55,058,441	(72,793,405)	(1,300,601)	53,635,402	569,383,231
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	345,194,281	47,835,547	(32,629,638)	4,320,993	17,257,251	381,978,434
Clarion Global Real Estate Portfolio (Class A)	181,294,730	6,195,237	(23,661,898)	3,430,763	19,441,613	186,700,445
ClearBridge Aggressive Growth Portfolio (Class A)	313,161,040	49,612,430	(7,605,138)	3,837,621	(12,894,891)	346,111,062
Harris Oakmark International Portfolio (Class A)	416,914,858	45,494,903	(17,240,474)	(586,246)	10,524,243	455,107,284
Invesco Comstock Portfolio (Class A)	478,102,286	76,172,261	(12,768,012)	4,131,865	(9,269,600)	536,368,800
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio)	113,932,054	16,839,399	(10,508,995)	1,710,283	5,507,319	127,480,060
Invesco Small Cap Growth Portfolio (Class A)	134,432,508	24,538,731	(2,597,571)	(499,010)	3,123,412	158,998,070
Jennison Growth Portfolio (Class A)	371,702,530	61,273,671	(36,609,193)	4,207,124	11,285,241	411,859,373

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2019
JPMorgan Core Bond Portfolio (Class A)	$574,572,601	$11,810,882	$(345,545,992)	$(3,287,377)	$15,194,904	$252,745,018
JPMorgan Small Cap Value Portfolio (Class A)	81,894,192	10,639,037	(497,982)	(3,858)	(1,215,745)	90,815,644
Loomis Sayles Small Cap Growth Portfolio (Class A)	54,871,365	10,172,298	(2,937,252)	207,290	1,634,455	63,948,156
MFS Research International Portfolio (Class A)	234,172,234	15,551,129	(20,463,164)	1,723,380	23,395,105	254,378,684
MFS Value Portfolio (Class A)	637,665,993	59,147,538	(54,874,852)	9,825,637	47,351,821	699,116,137
Neuberger Berman Genesis Portfolio (Class A)	84,706,611	12,934,394	(7,864,689)	3,185,749	2,752,489	95,714,554
PIMCO Inflation Protected Bond Portfolio (Class A)	378,569,532	13,462,032	(23,687,938)	(2,641,699)	12,356,414	378,058,341
PIMCO Total Return Portfolio (Class A)	762,567,933	23,081,742	(50,832,830)	(3,316,341)	27,279,071	758,779,575
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	90,509,012	—	—	(1,989,105)	88,519,907
T. Rowe Price Large Cap Growth Portfolio (Class A)	320,573,717	53,077,326	(35,231,154)	477,362	10,032,702	348,929,953
T. Rowe Price Large Cap Value Portfolio (Class A)	523,482,105	78,181,460	(34,025,637)	9,165,199	(4,362,421)	572,440,706
T. Rowe Price Mid Cap Growth Portfolio (Class A)	87,975,168	15,302,911	(12,800,355)	502,748	4,630,757	95,611,229
T. Rowe Price Small Cap Growth Portfolio (Class A)	165,365,981	25,683,823	(12,755,579)	1,803,261	11,363,525	191,461,011
TCW Core Fixed Income Portfolio (Class A)	689,656,135	20,080,492	(139,983,387)	3,437,126	14,313,533	587,503,899
Van Eck Global Natural Resources Portfolio (Class A)	291,348,421	41,161,869	(5,683,342)	(1,713,591)	37,977,883	363,091,240
Wells Capital Management Mid Cap Value Portfolio (Class A)	28,867,206	1,170,445	(3,235,636)	(869,505)	5,959,875	31,892,385
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	251,113,515	12,245,774	(21,250,069)	(1,089,192)	12,336,224	253,356,252
Western Asset Management U.S. Government Portfolio (Class A)	508,933,522	13,680,714	(26,402,561)	(343,811)	6,685,165	502,553,029

	$11,901,808,893	$1,526,787,930	$(1,386,068,678)	$62,881,372	$484,796,478	$12,590,205,995

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2019
AB International Bond Portfolio (Class A)	$—	$—	42,186,339
Baillie Gifford International Stock Portfolio (Class A)	25,692,609	5,829,986	36,154,881
BlackRock Bond Income Portfolio (Class A)	—	29,184,204	7,462,113
BlackRock Capital Appreciation Portfolio (Class A)	55,936,602	735,621	8,664,027
BlackRock High Yield Portfolio (Class A)	—	4,519,815	10,114,862
Brighthouse Small Cap Value Portfolio (Class A)	13,242,591	1,806,711	11,007,400
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	2,364,225	11,753,742
Brighthouse/Artisan International Portfolio (Class A)	—	5,377,734	32,508,217
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	3,620,504	236,223	145,682
Brighthouse/Dimensional International Small Company Portfolio (Class A)	11,044,508	1,576,370	11,074,684
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	11,654,903	24,942,686
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	8,849,283	26,423,848
Brighthouse/Templeton International Bond Portfolio (Class A)	708,867	30,871,157	38,722,795
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	45,945,759	9,112,682	17,359,245
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	43,470,474	4,359,224	27,520,060
Clarion Global Real Estate Portfolio (Class A)	—	6,194,775	15,442,551
ClearBridge Aggressive Growth Portfolio (Class A)	45,955,957	3,619,172	22,144,022
Harris Oakmark International Portfolio (Class A)	34,348,596	10,920,073	36,910,566
Invesco Comstock Portfolio (Class A)	63,506,677	12,609,755	41,259,138
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio)	15,516,409	1,313,204	5,945,898
Invesco Small Cap Growth Portfolio (Class A)	24,492,584	—	12,569,017
Jennison Growth Portfolio (Class A)	59,435,275	1,816,799	27,697,335
JPMorgan Core Bond Portfolio (Class A)	—	11,803,421	24,950,150
JPMorgan Small Cap Value Portfolio (Class A)	9,341,525	1,248,991	6,542,914
Loomis Sayles Small Cap Growth Portfolio (Class A)	10,159,026	—	4,740,412
MFS Research International Portfolio (Class A)	11,535,551	4,015,024	21,340,494
MFS Value Portfolio (Class A)	45,804,977	13,339,997	46,669,969
Neuberger Berman Genesis Portfolio (Class A)	12,704,613	220,287	4,878,418
PIMCO Inflation Protected Bond Portfolio (Class A)	—	13,459,941	38,538,057
PIMCO Total Return Portfolio (Class A)	—	23,073,835	64,576,985
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	—	9,051,115
T. Rowe Price Large Cap Growth Portfolio (Class A)	51,619,768	1,457,467	16,560,510
T. Rowe Price Large Cap Value Portfolio (Class A)	65,150,989	13,030,198	19,994,436
T. Rowe Price Mid Cap Growth Portfolio (Class A)	15,055,451	247,444	8,994,471
T. Rowe Price Small Cap Growth Portfolio (Class A)	25,561,323	89,013	8,434,406

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2019
TCW Core Fixed Income Portfolio (Class A)	$—	$20,071,629	57,429,511
Van Eck Global Natural Resources Portfolio (Class A)	—	2,217,641	42,121,954
Wells Capital Management Mid Cap Value Portfolio (Class A)	879,754	290,609	2,718,873
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	12,245,774	19,135,669
Western Asset Management U.S. Government Portfolio (Class A)	—	13,671,599	43,211,782

	$690,730,389	$283,434,786

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$12,673,662,050

Gross unrealized appreciation	381,463,579
Gross unrealized depreciation	(464,919,634)

Net unrealized appreciation (depreciation)	$(83,456,055)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$224,544,990	$250,142,858	$520,855,994	$572,489,486	$745,400,984	$822,632,344

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$240,895,972	$990,385,737	$(568,252,534)	$—	$663,029,175

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned 15.75% and 15.52%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 14.60%.

MARKET ENVIRONMENT / CONDITIONS

A mid-term election, a hawkish Federal Reserve (the “Fed”) and uncertainty about the direction of the global economy had investors on edge and led to a nerve-racking finish to 2018, with the S&P 500 Index delivering the worst quarterly return since 2011 in the fourth quarter. However, with election results essentially as predicted (Republicans retaining their Senate majority and Democrats seizing control of the House) and with economic news being no worse than what was already priced into the market, the stage was set for equities to reach even higher.

That catalyst for continued equity growth turned out to be a significant change in Fed rhetoric, which changed from “interest rates might be a long way from normal” in October of 2018, to a “slower pace of rate increases” in January of 2019, and ended with a June statement implying an interest rate cut if economic conditions (including the U.S.-China trade war), warranted it. The Fed stance was not without issues though. It is one of those peculiar times where bad economic news may be perversely good for equities and vice versa, as market participants hope for a cut in interest rates which, in turn, stimulate equities. For instance, concerns about a slowing global economy and the escalating trade war between the U.S. and China (which precipitated a market drop of 7% during the month of May), completely reversed after the Fed’s June statement, which signaled upcoming potential interest rate cuts exactly because of slowing economic growth. One interesting development was new research indicating that the long-term historical relationship between inflation and unemployment has changed (low unemployment is expected to lead to upwards wage pressure which then leads to inflation). As a result, the Fed now believes that the level of unemployment causing inflation is permanently lower than it was in the past—meaning, the Fed doesn’t need to raise interest rates (to combat inflation) as early in the cycle as expected.

The global economy is still seeing moderate economic growth, although the pace is slowing, according to IMF, Fed and ECB statements earlier this year. The central theme from all three organizations was the ongoing trade war, as increasing levels of tariffs between countries slows down trade and, consequently, global growth. Another concern is the (still unresolved) issue of Brexit (the U.K.’s decision to leave the European Union) and its impact on growth in Europe. After years of negotiations between the U.K. and the E.U., the two parties are yet to come to an agreement that the government in the U.K. will accept. The failure to come to an agreement led to numerous votes of confidence (a vote showing whether a majority continues to support the policy of a leader) and resulted in U.K. Prime Minister Theresa May’s resignation. She was replaced by U.S.-born Boris Johnson, a controversial figure in British politics. Johnson, who was Mayor of London from 2008-2016, as well as a long-time E.U.-skeptic, is now the central figure in a change of leadership that reduces the already slim chances of an orderly Brexit occurring.

Meanwhile in the U.S., unemployment sits at 3.7%, near 50-year lows, and is trending downwards. This bodes well for continued consumer spending strength (consumption drives almost 70% of the U.S. economy). Additionally, the housing market is showing signs of improvement after experiencing headwinds in 2018, the result of too many years of above-average increases in home prices and rising mortgage rates as both price increases and mortgage rates have attenuated in 2019. Consequently, the economy is expected to extend its already existing record for the longest expansion in history (GDP has been growing for the past 121 consecutive months), with growth expected to come in at a moderate pace of 2.5% for the year.

Backed by these and other robust economic stats along with a “dovish” Fed, investors realized above-average returns across most asset classes. The S&P 500 Index was up 18.5% during the first six months of the year and had its best half-year since 1997. Foreign Developed and Emerging Markets equities did well too, coming in at 14.0% and 10.6% respectively, as measured by the MSCI EAFE and MSCI Emerging Markets indices. Fixed income did outstanding as well, with Emerging Market bonds, High Yield bonds and Investment Grade bonds all delivering around 10% for the period, helped by a large appetite for risk and falling rates. Asia credit returns, which is an important driver of the Emerging Markets bond index, had its best first half-year on record, and U.S. High Yield bonds had their best first half in 10 years. As a result, if history is any guide, it is reasonable to expect smaller gains for the remainder of the year (and possibly increased levels of volatility), as uncertainty regarding central bank guidelines, trade wars and a general sense of geopolitical instability conspires to potentially slow the global economy.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income. Over the six-month period, the Portfolio outpaced the Dow Jones Moderately Aggressive Index. The main drivers of performance were overweights to High Yield Bonds at the expense of Foreign Bonds, an underweight to Emerging Markets equities, and strong-performing underlying U.S. and Non-U.S. equity portfolios.

The underlying Fixed Income portfolios subtracted from relative performance over the first half of 2019. The worst performer was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 2.1%. The biggest detractors from performance resulted from underweighted duration exposure in the U.S., Europe and Japan, in addition to an overweight to the Argentine peso. The Brighthouse/Eaton Vance Floating Rate Portfolio also

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

underperformed for the period, returning 1.1% less than its benchmark. Performance was hurt by its cash holdings as the loan market advanced 5.7%, as well as security selection within Financial Intermediaries, Retailers and Oil & Gas industries. On the other hand, the Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 3.6% for the period. The portfolio benefitted from its allocation to corporate bonds as spreads tightened for both Investment Grade and High Yield securities. In addition, the portfolio benefitted from an overweight exposure to U.S. duration, as interest rates fell significantly over the first six months of the year.

The overall contribution from the underlying U.S. Equity portfolios added to relative performance for the period. Within the Portfolio’s Large Cap sleeve, the BlackRock Capital Appreciation Portfolio stood out as it outperformed its benchmark by 2.5%. The portfolio benefitted from strong security selection within the Industrials and Consumer Discretionary sectors, in addition to an underweight to the Biotechnology sub-sector of Healthcare. The MFS Value Portfolio was another positive contributor to relative performance as it outperformed its benchmark by 2.3%. The primary drivers of performance were security selection within the Financials and Consumer Staples sectors and an overweight to Industrials. The ClearBridge Aggressive Growth Portfolio was a detractor from relative performance as the portfolio returned 8.5% less than its benchmark. Leading drivers of underperformance were security selection within the Technology and Healthcare sectors, and overweights to Energy and Healthcare. Within the Mid Cap sleeve, the Morgan Stanley Discovery Portfolio, in particular, stood out, as it outperformed its benchmark by 17.6% for the period. Security selection within the Technology sector was by far the strongest contributor to the outperformance, but the portfolio also benefitted from security selection within the Healthcare, Consumer Discretionary, Financials and Communication Services sectors. Within the Small Cap sleeve, the Neuberger Berman Genesis Portfolio delivered the strongest relative performance as it outperformed its benchmark by 9.1% during the first six months of the year. The portfolio benefitted from its significant tilt towards Growth and Quality stocks versus its benchmark, along with favorable security selection in nine out of ten sectors.

The Non-U.S. equity portfolios overall contributed to relative performance. The strongest relative performance came from the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 6.9% for the period. The main drivers of performance were security selection within the Consumer Discretionary, Industrials, Technology and Basic Materials sectors, as well as an overweight to Technology and an underweight to Communication Services. The Brighthouse/Artisan International Portfolio was another strong performer, exceeding its benchmark by 6.4%. The outperformance was driven by security selection, particularly within the Financials, Materials and Industrials sectors. The Van Eck Global Natural Resources Portfolio, however, underperformed its benchmark by 1.6%. The underperformance was primarily a result of underweight positioning to and security selection within the Oil & Gas Storage & Transportation sector, and overweight positioning and security selection in the Oil & Gas Exploration & Production sector.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	15.75	5.12	6.38	10.74
Class B	15.52	4.86	6.10	10.46
Dow Jones Moderately Aggressive Index	14.60	5.21	6.23	10.45

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	6.1
Invesco Comstock Portfolio (Class A)	5.5
T. Rowe Price Large Cap Value Portfolio (Class A)	5.3
Jennison Growth Portfolio (Class A)	5.0
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.0
Harris Oakmark International Portfolio (Class A)	4.6
ClearBridge Aggressive Growth Portfolio (Class A)	4.5
Baillie Gifford International Stock Portfolio (Class A)	4.3
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.3
Brighthouse/Artisan International Portfolio (Class A)	3.8

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	42.6
International Developed Market Equities	17.7
Investment Grade Fixed Income	10.5
U.S. Small Cap Equities	8.5
Global Equities	4.9
International Fixed Income	4.4
High Yield Fixed Income	3.5
U.S. Mid Cap Equities	3.0
Real Estate Equities	2.5
Emerging Market Equities	2.4

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.69%	$1,000.00	$1,157.50	$3.69
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

Class B (a)	Actual	0.94%	$1,000.00	$1,155.20	$5.02
	Hypothetical*	0.94%	$1,000.00	$1,020.13	$4.71

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a) (c)	14,700,805	$151,124,276
Baillie Gifford International Stock Portfolio (Class A) (b)	35,661,317	439,347,426
BlackRock Bond Income Portfolio (Class A) (b)	2,654,840	281,280,347
BlackRock Capital Appreciation Portfolio (Class A) (b)	8,332,130	335,534,879
BlackRock High Yield Portfolio (Class A) (a)	6,812,613	51,026,473
Brighthouse Small Cap Value Portfolio (Class A) (a)	12,539,124	179,811,037
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	11,960,408	129,052,799
Brighthouse/Artisan International Portfolio (Class A) (a)	33,047,842	386,990,235
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	118,401	25,841,090
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	17,823,240	197,659,732
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	10,004,823	99,748,085
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	30,965,628	299,127,968
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	15,680,990	514,336,457
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	26,059,650	361,707,943
Clarion Global Real Estate Portfolio (Class A) (a)	20,840,800	251,965,275
ClearBridge Aggressive Growth Portfolio (Class A) (a)	29,511,408	461,263,312
Frontier Mid Cap Growth Portfolio (Class A) (b)	1,464,606	51,598,057
Harris Oakmark International Portfolio (Class A) (a)	38,213,700	471,174,927
Invesco Comstock Portfolio (Class A) (a)	43,501,805	565,523,464
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio)	7,241,929	155,266,958
Invesco Small Cap Growth Portfolio (Class A) (a)	18,391,335	232,650,386
Jennison Growth Portfolio (Class A) (b)	34,683,478	515,743,313
JPMorgan Core Bond Portfolio (Class A) (a)	10,076,007	102,069,947
JPMorgan Small Cap Value Portfolio (Class A) (a)	10,632,879	147,584,363
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	9,628,759	129,891,963
MFS Research International Portfolio (Class A) (a)	26,002,037	309,944,276

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	41,349,236	619,411,558
Morgan Stanley Discovery Portfolio (formerly, Morgan Stanley Mid Cap Growth Portfolio) (Class A) (a)	1,131,080	25,302,264
Neuberger Berman Genesis Portfolio (Class A) (b)	1,320,616	25,910,484
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	15,512,196	152,174,647
PIMCO Total Return Portfolio (Class A) (a)	26,011,976	305,640,718
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a) (c)	12,278,293	120,081,710
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	20,813,590	438,542,340
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	18,924,414	541,805,980
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	9,741,204	103,548,999
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	6,854,051	155,586,966
TCW Core Fixed Income Portfolio (Class A) (a)	22,432,807	229,487,617
Van Eck Global Natural Resources Portfolio (Class A) (b)	39,815,773	343,211,963
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	8,823,023	103,494,063
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	15,503,165	205,261,908

Total Mutual Funds (Cost $10,146,284,588)		10,216,726,205

Total Investments—100.0% (Cost $10,146,284,588)		10,216,726,205
Other assets and liabilities (net)—0.0%		(2,672,073)

Net Assets—100.0%		$10,214,054,132

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$10,216,726,205	$—	$—	$10,216,726,205
Total Investments	$10,216,726,205	$—	$—	$10,216,726,205

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Affiliated investments at value (a)	$10,216,726,205
Receivable for:
Affiliated investments sold	7,628,384
Fund shares sold	280,866

Total Assets	10,224,635,455
Liabilities
Payables for:
Fund shares redeemed	7,909,250
Accrued Expenses:
Management fees	441,958
Distribution and service fees	1,970,572
Deferred trustees’ fees	196,347
Other expenses	63,196

Total Liabilities	10,581,323

Net Assets	$10,214,054,132

Net Assets Consist of:
Paid in surplus	$9,201,361,136
Distributable earnings (Accumulated losses)	1,012,692,996

Net Assets	$10,214,054,132

Net Assets
Class A	$423,678,686
Class B	9,790,375,446
Capital Shares Outstanding*
Class A	33,680,882
Class B	781,772,491
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.58
Class B	12.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,146,284,588.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends from affiliated investments	$189,311,188

Total investment income	189,311,188
Expenses
Management fees	2,683,040
Administration fees	15,120
Custodian and accounting fees	14,033
Distribution and service fees—Class B	11,975,544
Audit and tax services	15,979
Legal	22,462
Trustees’ fees and expenses	31,324
Miscellaneous	7,902

Total expenses	14,765,404

Net Investment Income	174,545,784

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	92,818,041
Capital gain distributions from affiliated investments	761,862,190

Net realized gain	854,680,231

Net change in unrealized appreciation on affiliated investments	408,865,818

Net realized and unrealized gain	1,263,546,049

Net Increase in Net Assets From Operations	$1,438,091,833

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$174,545,784	$139,488,636
Net realized gain	854,680,231	1,072,507,955
Net change in unrealized appreciation (depreciation)	408,865,818	(2,026,791,738)

Increase (decrease) in net assets from operations	1,438,091,833	(814,795,147)

From Distributions to Shareholders
Class A	(50,128,614)	(25,505,012)
Class B	(1,142,580,570)	(608,846,005)

Total distributions	(1,192,709,184)	(634,351,017)

Increase (decrease) in net assets from capital share transactions	571,668,104	(709,937,897)

Total increase (decrease) in net assets	817,050,753	(2,159,084,061)

Net Assets
Beginning of period	9,397,003,379	11,556,087,440

End of period	$10,214,054,132	$9,397,003,379

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	458,499	$6,209,560	1,097,538	$15,311,141
Reinvestments	4,082,135	50,128,614	1,837,537	25,505,012
Redemptions	(1,452,680)	(19,625,121)	(2,970,353)	(41,468,195)

Net increase (decrease)	3,087,954	$36,713,053	(35,278)	$(652,042)

Class B
Sales	1,900,968	$25,545,971	7,738,944	$107,874,422
Reinvestments	93,500,865	1,142,580,570	44,055,427	608,846,005
Redemptions	(47,134,214)	(633,171,490)	(102,741,883)	(1,426,006,282)

Net increase (decrease)	48,267,619	$534,955,051	(50,947,512)	$(709,285,855)

Increase (decrease) derived from capital shares transactions		$571,668,104		$(709,937,897)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.36		$14.25	$12.86	$13.98	$14.92	$14.41

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.21	0.19	0.20	0.29	0.18
Net realized and unrealized gain (loss)	1.66		(1.25)	2.22	0.82	(0.47)	0.60

Total income (loss) from investment operations	1.91		(1.04)	2.41	1.02	(0.18)	0.78

Less Distributions
Distributions from net investment income	(0.28)		(0.22)	(0.25)	(0.46)	(0.08)	(0.27)
Distributions from net realized capital gains	(1.41)		(0.63)	(0.77)	(1.68)	(0.68)	0.00

Total distributions	(1.69)		(0.85)	(1.02)	(2.14)	(0.76)	(0.27)

Net Asset Value, End of Period	$12.58		$12.36	$14.25	$12.86	$13.98	$14.92

Total Return (%) (b)	15.75	(c)	(7.91)	19.44	8.43	(1.50)	5.53

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.05	0.06
Ratio of net investment income to average net assets (%) (f)	1.84	(e)(g)	1.50	1.42	1.55	1.96	1.26
Portfolio turnover rate (%)	9	(c)	11	7	10	13	22
Net assets, end of period (in millions)	$423.7		$378.2	$436.4	$398.2	$386.4	$395.4

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.30		$14.18	$12.80	$13.92	$14.86	$14.36

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.17	0.16	0.17	0.25	0.02
Net realized and unrealized gain (loss)	1.64		(1.23)	2.21	0.81	(0.46)	0.72

Total income (loss) from investment operations	1.87		(1.06)	2.37	0.98	(0.21)	0.74

Less Distributions
Distributions from net investment income	(0.24)		(0.19)	(0.22)	(0.42)	(0.05)	(0.24)
Distributions from net realized capital gains	(1.41)		(0.63)	(0.77)	(1.68)	(0.68)	0.00

Total distributions	(1.65)		(0.82)	(0.99)	(2.10)	(0.73)	(0.24)

Net Asset Value, End of Period	$12.52		$12.30	$14.18	$12.80	$13.92	$14.86

Total Return (%) (b)	15.52	(c)	(8.11)	19.16	8.14	(1.70)	5.23

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.30	0.31
Ratio of net investment income to average net assets (%) (f)	1.57	(e)(g)	1.26	1.17	1.32	1.73	0.14
Portfolio turnover rate (%)	9	(c)	11	7	10	13	22
Net assets, end of period (in millions)	$9,790.4		$9,018.8	$11,119.7	$10,460.0	$10,742.1	$12,034.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,257,346,887	$0	$941,954,424

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$2,683,040	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2019
AB International Bond Portfolio (Class A)	$—	$147,321,833	$(317,872)	$4,100	$4,116,215	$151,124,276
Baillie Gifford International Stock Portfolio (Class A)	393,454,288	31,202,297	(33,531,716)	10,746,854	37,475,703	439,347,426
BlackRock Bond Income Portfolio (Class A)	303,824,270	10,435,313	(42,098,617)	(2,531,756)	11,651,137	281,280,347
BlackRock Capital Appreciation Portfolio (Class A)	306,162,925	54,325,556	(41,270,208)	10,860,700	5,455,906	335,534,879
BlackRock High Yield Portfolio (Class A)	48,936,926	3,038,638	(2,655,101)	(192,311)	1,898,321	51,026,473
Brighthouse Small Cap Value Portfolio (Class A)	155,842,236	17,163,906	(3,221,683)	(46,515)	10,073,093	179,811,037
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	248,254,199	2,418,853	(154,566,842)	4,406,043	28,540,546	129,052,799
Brighthouse/Artisan International Portfolio (Class A)	353,551,365	5,446,052	(35,397,384)	4,004,941	59,385,261	386,990,235
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	22,939,023	3,144,757	(1,129,603)	(10,139)	897,052	25,841,090
Brighthouse/Dimensional International Small Company Portfolio (Class A)	177,186,144	20,467,087	(781,173)	(137,741)	925,415	197,659,732
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	97,953,659	4,710,535	(2,697,655)	(9,324)	(209,130)	99,748,085
Brighthouse/Templeton International Bond Portfolio (Class A)	299,329,928	25,380,038	(10,248,911)	247,232	(15,580,319)	299,127,968
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	478,162,554	49,565,546	(60,146,696)	203,051	46,552,002	514,336,457
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	327,385,142	45,246,789	(31,355,900)	4,098,091	16,333,821	361,707,943
Clarion Global Real Estate Portfolio (Class A)	241,620,426	8,375,314	(28,482,684)	6,986,488	23,465,731	251,965,275
ClearBridge Aggressive Growth Portfolio (Class A)	416,817,092	66,084,953	(9,435,076)	5,106,456	(17,310,113)	461,263,312
Frontier Mid Cap Growth Portfolio (Class A)	47,115,951	6,487,958	(6,547,696)	1,224,335	3,317,509	51,598,057
Harris Oakmark International Portfolio (Class A)	424,847,183	47,087,750	(9,909,989)	(307,735)	9,457,718	471,174,927
Invesco Comstock Portfolio (Class A)	505,261,790	80,271,442	(14,723,958)	4,735,889	(10,021,699)	565,523,464
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio)	139,502,183	20,602,494	(13,588,554)	2,067,293	6,683,542	155,266,958
Invesco Small Cap Growth Portfolio (Class A)	198,481,951	35,953,215	(5,860,049)	(1,261,610)	5,336,879	232,650,386
Jennison Growth Portfolio (Class A)	470,133,848	76,732,594	(50,612,919)	12,153,436	7,336,354	515,743,313

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2019
JPMorgan Core Bond Portfolio (Class A)	$203,051,494	$4,821,425	$(109,847,899)	$1,454,236	$2,590,691	$102,069,947
JPMorgan Small Cap Value Portfolio (Class A)	133,537,968	17,263,187	(1,306,627)	46,612	(1,956,777)	147,584,363
Loomis Sayles Small Cap Growth Portfolio (Class A)	112,711,869	20,603,553	(7,377,665)	1,214,479	2,739,727	129,891,963
MFS Research International Portfolio (Class A)	285,499,601	18,900,504	(24,953,709)	5,933,242	24,564,638	309,944,276
MFS Value Portfolio (Class A)	561,880,026	52,265,043	(45,072,219)	9,629,727	40,708,981	619,411,558
Morgan Stanley Discovery Portfolio (Class A) (formerly, Morgan Stanley Mid Cap Growth Portfolio)	23,038,433	4,337,092	(7,004,155)	3,137,576	1,793,318	25,302,264
Neuberger Berman Genesis Portfolio (Class A)	23,034,144	3,502,477	(2,242,938)	751,345	865,456	25,910,484
PIMCO Inflation Protected Bond Portfolio (Class A)	150,548,399	5,461,028	(7,696,623)	(1,019,217)	4,881,060	152,174,647
PIMCO Total Return Portfolio (Class A)	303,275,663	9,389,004	(16,597,872)	(638,296)	10,212,219	305,640,718
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	122,809,805	(29,103)	(1,759)	(2,697,233)	120,081,710
T. Rowe Price Large Cap Growth Portfolio (Class A)	402,312,232	66,633,292	(43,270,993)	3,791,896	9,075,913	438,542,340
T. Rowe Price Large Cap Value Portfolio (Class A)	492,938,379	73,883,874	(29,385,813)	8,003,948	(3,634,408)	541,805,980
T. Rowe Price Mid Cap Growth Portfolio (Class A)	94,826,970	16,565,352	(13,298,298)	1,515,318	3,939,657	103,548,999
T. Rowe Price Small Cap Growth Portfolio (Class A)	135,614,362	20,852,982	(11,748,615)	1,647,158	9,221,079	155,586,966
TCW Core Fixed Income Portfolio (Class A)	253,864,643	7,909,896	(38,818,055)	972,510	5,558,623	229,487,617
Van Eck Global Natural Resources Portfolio (Class A)	273,659,357	36,993,054	(1,297,182)	(386,298)	34,243,032	343,211,963
Wells Capital Management Mid Cap Value Portfolio (Class A)	93,426,350	3,791,269	(10,176,089)	(2,888,067)	19,340,600	103,494,063
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	199,666,910	9,901,130	(13,250,283)	(2,694,147)	11,638,298	205,261,908

	$9,399,649,883	$1,257,346,887	$(941,954,424)	$92,818,041	$408,865,818	$10,216,726,205

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held June 30, 2019
AB International Bond Portfolio (Class A)	$—	$—	14,700,805
Baillie Gifford International Stock Portfolio (Class A)	25,425,607	5,769,399	35,661,317
BlackRock Bond Income Portfolio (Class A)	—	10,356,511	2,654,840
BlackRock Capital Appreciation Portfolio (Class A)	53,620,396	705,160	8,332,130
BlackRock High Yield Portfolio (Class A)	—	3,037,873	6,812,613
Brighthouse Small Cap Value Portfolio (Class A)	15,085,443	2,058,134	12,539,124
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	2,408,858	11,960,408
Brighthouse/Artisan International Portfolio (Class A)	—	5,444,367	33,047,842
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	2,951,252	192,557	118,401
Brighthouse/Dimensional International Small Company Portfolio (Class A)	17,774,466	2,536,931	17,823,240
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	4,677,011	10,004,823
Brighthouse/Templeton International Bond Portfolio (Class A)	566,861	24,686,802	30,965,628
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	41,361,989	8,203,557	15,680,990
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	41,122,217	4,123,740	26,059,650
Clarion Global Real Estate Portfolio (Class A)	—	8,344,435	20,840,800
ClearBridge Aggressive Growth Portfolio (Class A)	61,245,414	4,823,265	29,511,408
Frontier Mid Cap Growth Portfolio (Class A)	6,487,808	—	1,464,606
Harris Oakmark International Portfolio (Class A)	35,561,318	11,305,621	38,213,700
Invesco Comstock Portfolio (Class A)	66,958,753	13,295,193	43,501,805
Invesco Global Equity Portfolio (Class A) (formerly, Oppenheimer Global Equity Portfolio)	18,992,412	1,607,390	7,241,929
Invesco Small Cap Growth Portfolio (Class A)	35,920,380	—	18,391,335
Jennison Growth Portfolio (Class A)	74,456,627	2,275,967	34,683,478
JPMorgan Core Bond Portfolio (Class A)	—	4,759,739	10,076,007
JPMorgan Small Cap Value Portfolio (Class A)	15,180,999	2,029,745	10,632,879
Loomis Sayles Small Cap Growth Portfolio (Class A)	20,593,068	—	9,628,759
MFS Research International Portfolio (Class A)	14,020,557	4,879,947	26,002,037
MFS Value Portfolio (Class A)	40,469,798	11,786,209	41,349,236
Morgan Stanley Discovery Portfolio (Class A) (formerly, Morgan Stanley Mid Cap Growth Portfolio)	4,335,688	—	1,131,080
Neuberger Berman Genesis Portfolio (Class A)	3,441,837	59,678	1,320,616
PIMCO Inflation Protected Bond Portfolio (Class A)	—	5,421,167	15,512,196
PIMCO Total Return Portfolio (Class A)	—	9,293,290	26,011,976
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	—	12,278,293
T. Rowe Price Large Cap Growth Portfolio (Class A)	64,803,585	1,829,706	20,813,590
T. Rowe Price Large Cap Value Portfolio (Class A)	61,569,895	12,313,979	18,924,414

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held June 30, 2019
T. Rowe Price Mid Cap Growth Portfolio (Class A)	$16,297,494	$267,858	9,741,204
T. Rowe Price Small Cap Growth Portfolio (Class A)	20,768,827	72,323	6,854,051
TCW Core Fixed Income Portfolio (Class A)	—	7,833,086	22,432,807
Van Eck Global Natural Resources Portfolio (Class A)	—	2,096,203	39,815,773
Wells Capital Management Mid Cap Value Portfolio (Class A)	2,849,499	941,276	8,823,023
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	9,874,211	15,503,165

	$761,862,190	$189,311,188

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$10,231,996,316

Gross unrealized appreciation	448,919,007
Gross unrealized depreciation	(464,189,118)

Net unrealized appreciation (depreciation)	$(15,270,111)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$144,740,754	$175,067,879	$489,610,263	$616,533,214	$634,351,017	$791,601,093

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$176,563,535	$1,015,075,045	$(424,135,929)	$—	$767,502,651

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned 11.90% and 11.78%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned 12.88%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had positive performance for the six-month period, trailing the U.S. market but outperforming emerging markets. The MSCI World ex-USA IM Index (net dividends) returned 14.4%, as compared to 18.7% for the Russell 3000 Index and 10.1% for the MSCI Emerging Markets IM Index (net dividends). Some developed ex-U.S. market currencies, such as the Canadian dollar and the Japanese yen, appreciated relative to the U.S. dollar, while others, such as the Swedish krona and the euro, depreciated.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability. Along the market capitalization dimension, smaller market cap stocks underperformed larger market cap stocks. Large cap stocks (MSCI World ex-U.S. Index, net dividends) returned 14.6%. Small cap stocks (MSCI World ex- U.S. Small Cap Index, net dividends) returned 12.9%, and the smallest market cap stocks, micro caps (MSCI World ex-U.S. Micro Cap Index, net dividends), had the lowest return of 10.0%.

It is important to consider the interactions between size, value, and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability underperformed stocks with higher relative prices and lower profitability among both large and small caps. Performance of the premiums may vary depending on the particular segment of the market under analysis.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

For the six months ended June 30, 2019, the Portfolio underperformed its benchmark by 98 basis points net of fees.

With micro-cap stocks underperforming small cap stocks for the period, the Portfolio’s greater allocation to micro caps detracted from relative performance. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those securities outperformed. The Portfolio’s general exclusion of Real Estate Investment Trusts (“REITs”) had a negative impact on relative performance, as REITs outperformed the overall index. Overall, currency movements had a positive impact on the US dollar-denominated returns of the developed ex-U.S. market.

The Portfolio held over 3,900 securities as of June 30, 2019 and is well diversified across both countries and sectors. Dimensional designs the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Portfolio.

Jed Fogdall

Arun Keswani

Mary Phillips

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Dimensional International Small Company Portfolio
Class A	11.90	—8.24	2.89	8.83
Class B	11.78	—8.46	2.64	8.56
MSCI World ex-U.S. Small Cap Index	12.88	—6.17	3.39	9.19

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Galapagos NV	0.3
Rheinmetall AG	0.3
Auto Trader Group plc	0.3
Ingenico Group S.A.	0.3
PSP Swiss Property AG	0.3
Intermediate Capital Group plc	0.2
Cellnex Telecom S.A.	0.2
Tate & Lyle plc	0.2
Rubis SCA	0.2
Hiscox, Ltd.	0.2

Top Countries

% of Net Assets
Japan	22.5
United Kingdom	15.9
Canada	8.5
Australia	6.9
Germany	6.8
Switzerland	5.1
France	4.4
Italy	4.0
Netherlands	3.2
Sweden	3.2

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.93%	$1,000.00	$1,119.00	$4.89
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

Class B (a)	Actual	1.18%	$1,000.00	$1,117.80	$6.20
	Hypothetical*	1.18%	$1,000.00	$1,018.94	$5.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Australia—6.9%
A2B Australia, Ltd.	55,813	$69,154
Accent Group, Ltd.	90,942	88,561
Adairs, Ltd.	20,017	19,990
Adelaide Brighton, Ltd.	118,950	337,975
AED Oil, Ltd. (a) (b) (d)	93,946	0
Ainsworth Game Technology, Ltd.	51,616	24,243
Alkane Resources, Ltd. (a)	120,355	38,497
Alliance Aviation Services, Ltd.	5,808	10,537
ALS, Ltd.	85,609	443,580
Altium, Ltd.	27,873	669,832
AMA Group, Ltd.	111,029	111,544
Amaysim Australia, Ltd. (a)	29,484	15,342
Ansell, Ltd.	36,143	682,565
AP Eagers, Ltd.	9,996	68,749
Appen, Ltd.	32,399	639,425
ARB Corp., Ltd.	28,061	359,044
Ardent Leisure Group, Ltd. (a)	113,950	84,135
ARQ Group, Ltd.	41,278	20,249
Asaleo Care, Ltd. (a)	98,648	62,761
AUB Group, Ltd.	29,816	218,350
Aurelia Metals, Ltd. (a)	169,705	58,897
Ausdrill, Ltd.	186,432	239,183
Austal, Ltd.	86,940	209,125
Australian Agricultural Co., Ltd. (a)	192,359	134,397
Australian Finance Group, Ltd.	25,492	28,150
Australian Pharmaceutical Industries, Ltd.	174,311	161,850
Auswide Bank, Ltd.	9,275	33,411
Automotive Holdings Group, Ltd.	101,744	200,328
Aveo Group	125,167	165,340
AVJennings, Ltd.	10,332	3,917
Baby Bunting Group, Ltd.	5,851	8,894
Bank of Queensland, Ltd.	95,984	642,644
Bapcor, Ltd.	64,983	254,950
Beach Energy, Ltd.	518,333	731,050
Bega Cheese, Ltd.	77,553	260,437
Bellamy’s Australia, Ltd. (a)	26,287	153,793
Bingo Industries, Ltd.	74,763	118,849
Blackmores, Ltd.	4,893	309,086
Blue Sky Alternative Investments, Ltd. (a) (b) (d)	6,725	873
Bravura Solutions, Ltd.	59,470	203,152
Breville Group, Ltd.	34,410	395,849
Brickworks, Ltd.	5,923	67,789
Bubs Australia, Ltd. (a)	5,279	4,176
Buru Energy, Ltd. (a)	72,570	13,763
BWX, Ltd.	2,270	2,912
Capitol Health, Ltd.	260,324	42,107
Capral, Ltd.	136,176	9,568
Cardno, Ltd. (a)	69,333	46,001
Carnarvon Petroleum, Ltd. (a)	317,906	134,299
carsales.com, Ltd.	79,391	755,478
Cash Converters International, Ltd. (a)	152,939	17,439
Cedar Woods Properties, Ltd.	27,273	109,221
Centuria Capital Group	31,034	38,465
Champion Iron, Ltd. (a)	8,384	17,744
Citadel Group, Ltd. (The)	4,283	13,858
Cleanaway Waste Management, Ltd.	491,537	805,422
Clinuvel Pharmaceuticals, Ltd.	6,994	165,900

Australia—(Continued)
Clover Corp., Ltd.	39,945	54,175
CML Group, Ltd.	38,067	12,165
Codan, Ltd.	27,939	68,080
Collection House, Ltd.	40,783	34,658
Collins Foods, Ltd.	30,579	178,242
Cooper Energy, Ltd. (a)	552,999	210,492
Corporate Travel Management, Ltd.	22,148	350,559
Costa Group Holdings, Ltd.	73,544	209,206
Credit Corp. Group, Ltd.	17,158	319,916
CSG, Ltd. (a)	85,825	10,541
CSR, Ltd.	239,936	659,755
Cudeco, Ltd. (a) (b) (d)	51,210	1,585
Dacian Gold, Ltd. (a)	26,247	9,814
Data #3, Ltd.	55,471	82,620
Decmil Group, Ltd.	78,588	49,919
Dicker Data, Ltd.	5,634	21,307
Domain Holdings Australia, Ltd.	96,746	216,367
Domino’s Pizza Enterprises, Ltd.	10,373	274,499
Downer EDI, Ltd.	64,528	314,290
DuluxGroup, Ltd.	144,897	948,347
DWS, Ltd.	36,847	30,299
Eclipx Group, Ltd.	26,542	24,453
Elders, Ltd.	37,690	164,697
Electro Optic Systems Holdings, Ltd. (a)	20,983	61,911
Emeco Holdings, Ltd. (a)	76,020	110,706
EML Payments, Ltd. (a)	49,831	103,961
Energy World Corp., Ltd. (a)	325,379	13,473
EQT Holdings, Ltd.	3,062	63,731
ERM Power, Ltd.	49,991	65,632
Estia Health, Ltd.	39,193	72,728
Euroz, Ltd.	23,559	20,612
Event Hospitality and Entertainment, Ltd.	38,556	338,293
FAR, Ltd. (a)	653,097	31,691
Fiducian Group, Ltd.	3,121	11,306
Finbar Group, Ltd.	6,909	4,072
Fleetwood Corp., Ltd. (a)	35,042	41,806
FlexiGroup, Ltd.	60,577	69,377
Freedom Foods Group, Ltd.	5,221	18,632
G8 Education, Ltd.	158,694	338,157
Galaxy Resources, Ltd. (a)	98,235	84,644
Genworth Mortgage Insurance Australia, Ltd.	58,063	114,686
Gold Road Resources, Ltd. (a)	211,954	147,468
GrainCorp, Ltd. - Class A	83,590	468,268
Grange Resources, Ltd.	120,000	21,935
Greenland Minerals Ltd. (a)	349,524	33,194
GUD Holdings, Ltd.	39,734	279,934
GWA Group, Ltd.	92,856	223,331
Hansen Technologies, Ltd.	50,238	138,613
Harvey Norman Holdings, Ltd.	37,419	107,146
Hastings Technology Metals, Ltd. (a)	99,951	10,580
Healius, Ltd.	291,166	617,918
Horizon Oil, Ltd. (a)	652,736	48,115
HT&E, Ltd.	109,386	135,394
HUB24, Ltd.	12,409	103,692
Huon Aquaculture Group, Ltd.	2,742	8,672
IDM International, Ltd. (a) (b) (d)	1,969	0
IDP Education, Ltd.	15,657	194,539

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Iluka Resources, Ltd.	55,847	$423,257
Imdex, Ltd.	100,165	91,901
IMF Bentham, Ltd. (a)	62,005	127,297
Independence Group NL	126,275	419,587
Infigen Energy, Ltd.	343,467	114,801
Infomedia, Ltd.	131,353	157,262
Inghams Group, Ltd.	61,587	174,021
Integral Diagnostics, Ltd.	19,790	43,911
Integrated Research, Ltd.	28,972	67,184
International Ferro Metals, Ltd. (a) (b) (d)	82,765	0
Invocare, Ltd.	40,710	457,211
IOOF Holdings, Ltd.	118,246	430,067
IPH, Ltd.	43,902	230,199
Iress, Ltd.	54,057	529,530
iSelect, Ltd. (a)	46,213	19,953
iSentia Group, Ltd. (a)	28,120	4,456
IVE Group, Ltd.	19,754	28,584
Japara Healthcare, Ltd.	32,040	25,336
JB Hi-Fi, Ltd.	46,350	842,174
Jumbo Interactive, Ltd.	12,118	172,019
Jupiter Mines, Ltd.	172,194	41,789
Karoon Energy, Ltd. (a)	75,600	50,723
Kingsgate Consolidated, Ltd. (a)	121,238	20,846
Kogan.com, Ltd.	15,239	50,934
Lifestyle Communities, Ltd.	10,784	50,264
Link Administration Holdings, Ltd.	48,258	169,965
Lovisa Holdings, Ltd.	11,216	89,645
Lycopodium, Ltd.	6,179	21,006
Lynas Corp., Ltd. (a)	171,099	309,030
MACA, Ltd.	56,351	35,599
Macmahon Holdings, Ltd. (a)	380,170	49,383
MaxiTRANS Industries, Ltd.	59,013	12,054
Mayne Pharma Group, Ltd. (a)	452,144	162,225
McMillan Shakespeare, Ltd.	29,453	253,127
McPherson’s, Ltd.	34,460	29,167
Medusa Mining, Ltd. (a)	60,972	24,580
Metals X, Ltd. (a)	84,827	14,604
Metcash, Ltd.	385,184	696,268
Millennium Minerals, Ltd. (a)	63,242	4,902
Mincor Resources NL (a)	127,276	39,361
Mineral Resources, Ltd.	41,091	433,103
MMA Offshore, Ltd. (a)	200,470	24,576
Moelis Australia, Ltd.	8,784	23,787
Monadelphous Group, Ltd.	40,177	531,325
Monash IVF Group, Ltd.	21,931	21,531
Money3 Corp., Ltd.	25,929	38,628
Morning Star Gold NL (a) (b) (d)	33,455	0
Mortgage Choice, Ltd.	48,689	37,214
Mount Gibson Iron, Ltd.	406,465	292,577
Myer Holdings, Ltd. (a)	355,143	135,818
MyState, Ltd.	13,575	42,795
Navigator Global Investments, Ltd.	45,623	126,336
Navitas, Ltd. (a)	85,117	348,081
NetComm Wireless, Ltd. (a)	18,166	14,029
Netwealth Group, Ltd.	9,081	51,086
New Hope Corp., Ltd.	32,928	62,760
NEXTDC, Ltd. (a)	82,224	374,958

Australia—(Continued)
nib holdings, Ltd.	171,993	927,282
Nick Scali, Ltd.	21,771	95,836
Nine Entertainment Co. Holdings, Ltd.	529,025	697,487
NRW Holdings, Ltd.	120,820	213,727
Nufarm, Ltd.	112,275	323,877
OceanaGold Corp.	177,811	486,093
OFX Group, Ltd.	99,303	96,841
OM Holdings, Ltd.	21,506	12,374
Onevue Holdings, Ltd. (a)	33,268	9,697
oOh!media, Ltd.	55,990	153,732
Orora, Ltd.	310,992	708,143
OZ Minerals, Ltd.	134,369	948,659
Pacific Current Group, Ltd.	8,717	27,874
Pacific Niugini, Ltd. (a)	76,910	10,779
Pacific Smiles Group, Ltd.	13,431	11,006
Pact Group Holdings, Ltd.	32,535	63,868
Panoramic Resources, Ltd. (a)	180,452	37,465
Paragon Care, Ltd.	45,405	13,232
Peet, Ltd.	88,199	69,363
Pendal Group, Ltd.	62,285	313,459
Perpetual, Ltd.	17,753	527,451
Perseus Mining, Ltd. (a)	231,401	95,356
Platinum Asset Management, Ltd.	71,195	242,839
Pluton Resources, Ltd. (a) (b) (d)	48,332	0
Praemium, Ltd. (a)	98,955	27,761
Premier Investments, Ltd.	44,992	480,313
Prime Media Group, Ltd. (a)	93,371	13,742
Pro Medicus, Ltd.	13,002	231,448
PWR Holdings, Ltd.	5,725	16,596
Qube Holdings, Ltd.	167,852	358,602
Quintis, Ltd. (a) (b) (d)	106,522	0
RCR Tomlinson, Ltd. (a) (b) (d)	113,813	0
Reckon, Ltd.	36,898	14,509
Regis Healthcare, Ltd.	44,832	82,754
Regis Resources, Ltd.	180,703	671,883
Reject Shop, Ltd. (The)	12,421	15,959
Resolute Mining, Ltd.	277,334	260,990
Rhipe, Ltd.	12,338	24,879
Ridley Corp., Ltd.	123,003	102,861
RPMGlobal Holdings, Ltd. (a)	4,190	1,708
Ruralco Holdings, Ltd.	9,291	27,132
Salmat, Ltd.	45,807	15,762
Sandfire Resources NL	45,376	213,842
Saracen Mineral Holdings, Ltd. (a)	349,701	905,142
SeaLink Travel Group, Ltd.	11,458	30,681
Select Harvests, Ltd.	35,131	178,902
Senex Energy, Ltd. (a)	400,753	100,127
Servcorp, Ltd.	21,215	52,291
Service Stream, Ltd.	79,474	156,984
Seven Group Holdings, Ltd.	7,838	102,151
Seven West Media, Ltd. (a)	408,410	133,699
SG Fleet Group, Ltd.	24,267	50,348
Sheffield Resources, Ltd. (a)	47,049	11,921
Sigma Healthcare, Ltd.	560,969	218,863
Silver Chef, Ltd. (a)	8,928	1,935
Silver Lake Resources, Ltd. (a)	141,935	124,819
SmartGroup Corp., Ltd.	22,008	128,985

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Southern Cross Media Group, Ltd.	229,061	$201,382
Spark Infrastructure Group	426,801	728,379
SpeedCast International, Ltd.	65,225	159,878
SRG Global, Ltd.	9,380	3,264
St. Barbara, Ltd.	266,331	549,837
Stanmore Coal, Ltd.	11,240	11,259
Steadfast Group, Ltd.	198,774	490,540
Strike Energy, Ltd. (a)	253,760	10,708
Sundance Energy Australia, Ltd. (a)	204,616	39,941
Sunland Group, Ltd.	40,150	47,880
Super Retail Group, Ltd.	65,652	379,538
Superloop, Ltd. (a)	12,038	13,034
Syrah Resources, Ltd. (a)	15,666	9,679
Syrah Resources, Ltd. (a)	78,330	48,492
Tassal Group, Ltd.	80,622	277,722
Technology One, Ltd.	85,252	472,249
Thorn Group, Ltd. (a)	62,916	13,450
Tiger Resources, Ltd. (a) (b) (d)	591,241	222
Troy Resources, Ltd. (a)	106,145	7,155
Villa World, Ltd.	37,045	57,501
Village Roadshow, Ltd. (a)	38,999	77,215
Virgin Australia Holdings, Ltd. (a)	442,369	52,861
Virgin Australia International Holding, Ltd. (a) (b) (d)	968,773	1
Virtus Health, Ltd.	37,091	117,232
Vista Group International, Ltd.	24,156	98,241
Vita Group, Ltd.	30,359	27,822
Vocus Group, Ltd. (a)	160,338	369,118
Webjet, Ltd.	33,524	320,512
Western Areas, Ltd.	118,029	163,155
Westgold Resources, Ltd. (a)	37,679	49,618
Whitehaven Coal, Ltd.	31,220	80,660
WPP AUNZ, Ltd.	131,382	44,305

		43,682,758

Austria—1.3%
A-TEC Industries AG (b) (d)	1	0
Agrana Beteiligungs AG	5,812	126,434
ams AG (a)	13,391	525,125
Andritz AG	17,690	666,827
Austria Technologie & Systemtechnik AG	14,133	255,870
CA Immobilien Anlagen AG	20,949	769,153
DO & Co. AG	2,435	234,801
EVN AG	12,657	191,413
FACC AG	6,291	88,286
Flughafen Wien AG	267	11,977
IMMOFINANZ AG (a)	25,753	670,656
Kapsch TrafficCom AG	1,870	68,048
Lenzing AG	3,209	357,631
Mayr Melnhof Karton AG	3,211	404,396
Oberbank AG	198	21,479
Oesterreichische Post AG	10,088	338,987
Palfinger AG	5,204	159,776
POLYTEC Holding AG (e)	8,428	83,767
Porr AG (e)	2,048	45,181
Rosenbauer International AG	1,615	78,052
S IMMO AG (e)	23,207	501,458

Austria—(Continued)
S&T AG	14,298	332,969
Schoeller-Bleckmann Oilfield Equipment AG	3,509	297,687
Semperit AG Holding (a) (e)	5,443	80,371
Strabag SE	6,827	236,301
Telekom Austria AG (a)	37,440	282,524
UBM Development AG	1,207	52,909
UNIQA Insurance Group AG	36,921	344,057
Vienna Insurance Group AG Wiener Versicherung Gruppe	10,841	277,998
Wienerberger AG	39,101	965,594
Zumtobel Group AG (a)	13,016	102,109

		8,571,836

Belgium—1.8%
Ackermans & van Haaren NV	7,373	1,106,367
AGFA-Gevaert NV (a)	67,517	262,454
Atenor	1,089	91,138
Banque Nationale de Belgique	88	229,195
Barco NV	4,866	1,026,248
Bekaert S.A.	11,685	313,727
Biocartis NV (a) (e)	10,340	122,328
bpost S.A.	18,928	179,430
Cie d’Entreprises CFE (e)	3,200	303,491
Cie Immobiliere de Belgique S.A.	1,276	85,607
D’ieteren S.A.	8,787	403,694
Deceuninck NV	27,313	62,733
Econocom Group S.A.	39,556	141,398
Elia System Operator S.A. (e)	11,909	877,066
Euronav NV	38,347	359,329
EVS Broadcast Equipment S.A.	4,761	110,589
Exmar NV (a)	10,339	65,822
Fagron	12,062	244,936
Galapagos NV (a)	16,401	2,115,795
GIMV NV	3,198	201,828
Ion Beam Applications (a) (e)	6,507	98,405
Jensen-Group NV	1,035	38,108
Kinepolis Group NV	5,586	305,132
Lotus Bakeries NV	96	256,537
MDxHealth (a) (e)	8,434	11,857
Melexis NV (e)	5,431	367,508
Nyrstar NV (a) (e)	26,926	6,422
Ontex Group NV	16,729	269,416
Orange Belgium S.A.	13,209	262,023
Oxurion NV (a)	12,685	55,003
Picanol	1,096	82,211
Recticel S.A.	18,423	166,143
Resilux NV	229	35,154
Roularta Media Group NV	1,629	24,534
Sioen Industries NV	3,002	81,929
Sipef S.A. (e)	3,358	160,757
Telenet Group Holding NV	3,472	193,639
TER Beke S.A.	141	19,480
Tessenderlo Group S.A. (a)	13,457	449,129
Van de Velde NV	1,970	61,479
Viohalco S.A. (a)	45,397	222,686

		11,470,727

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—8.5%
5N Plus, Inc. (a) (e)	33,732	$68,518
Absolute Software Corp.	18,754	114,281
Acadian Timber Corp.	3,800	47,792
Advantage Oil & Gas, Ltd. (a) (e)	91,030	113,305
Aecon Group, Inc.	30,622	448,264
AG Growth International, Inc.	5,820	244,435
AGF Management, Ltd. - Class B	32,280	128,178
Aimia, Inc. (a) (e)	48,671	141,975
AirBoss of America Corp.	3,761	24,354
AKITA Drilling, Ltd. - Class A	3,414	6,518
Alamos Gold, Inc. - Class A	128,019	772,288
Alaris Royalty Corp. (e)	16,654	239,213
Alcanna, Inc.	12,660	57,715
Alexco Resource Corp. (a)	22,734	26,040
Algoma Central Corp.	4,410	44,789
Alio Gold, Inc. (a)	5,966	4,601
Altius Minerals Corp.	12,660	122,970
Altus Group, Ltd.	8,988	220,110
Americas Silver Corp. (a)	4,400	10,214
Amerigo Resources, Ltd. (a)	35,000	19,243
Andrew Peller, Ltd. - Class A	11,417	119,876
ARC Resources, Ltd. (e)	70,730	346,210
Aritzia, Inc. (a)	17,337	222,149
Asanko Gold, Inc. (a)	23,027	14,595
Athabasca Oil Corp. (a) (e)	144,824	81,837
ATS Automation Tooling Systems, Inc. (a)	31,233	508,009
AutoCanada, Inc. (e)	8,428	73,883
B2Gold Corp. (a)	261,745	795,499
Badger Daylighting, Ltd.	12,862	469,281
Baytex Energy Corp. (a) (e)	166,118	257,508
Birchcliff Energy, Ltd.	80,388	159,604
Bird Construction, Inc.	18,612	80,301
Black Diamond Group, Ltd. (a)	19,812	31,014
BMTC Group, Inc.	5,387	51,873
BNK Petroleum, Inc. (a)	17,500	2,940
Bonavista Energy Corp.	75,351	28,194
Bonterra Energy Corp. (e)	12,499	51,636
Boralex, Inc. - Class A	22,918	344,588
Bridgemarq Real Estate Services	3,500	39,850
Calfrac Well Services, Ltd. (a) (e)	35,593	56,534
Calian Group, Ltd.	2,846	73,348
Canaccord Genuity Group, Inc.	54,653	250,405
Canacol Energy, Ltd. (a) (e)	40,661	136,618
Canadian Western Bank	32,028	730,538
Canfor Corp. (a)	17,141	139,139
Canfor Pulp Products, Inc.	15,297	125,455
CanWel Building Materials Group, Ltd. (e)	19,304	71,494
Capital Power Corp.	41,208	948,739
Capstone Mining Corp. (a)	117,839	53,091
Cardinal Energy, Ltd. (e)	32,459	59,487
Cascades, Inc. (e)	35,836	288,428
Celestica, Inc. (a)	38,585	263,411
Celestica, Inc. (U.S. Listed Shares) (a)	223	1,523
Centerra Gold, Inc. (a)	65,485	461,053
Cervus Equipment Corp.	2,998	27,793
CES Energy Solutions Corp.	90,181	166,651
Chesswood Group, Ltd.	4,400	33,767

Canada—(Continued)
Cineplex, Inc.	19,436	341,212
Clairvest Group, Inc.	200	7,827
Clearwater Seafoods, Inc.	10,644	41,818
Cogeco Communications, Inc.	5,136	369,370
Cogeco, Inc.	2,309	147,333
Colliers International Group, Inc.	10,661	762,239
Computer Modelling Group, Ltd.	28,920	160,771
Conifex Timber, Inc. (a)	3,500	2,913
Continental Gold, Inc. (a)	51,600	149,337
Copper Mountain Mining Corp. (a)	63,622	40,810
Corby Spirit and Wine, Ltd.	3,957	54,843
Corridor Resources, Inc. (a)	21,385	10,778
Corus Entertainment, Inc. - B Shares	31,990	149,989
Cott Corp.	45,705	610,075
Cott Corp. (U.S. Listed Shares)	2,000	26,700
Crescent Point Energy Corp.	21,037	69,558
Crew Energy, Inc. (a)	69,029	42,697
CRH Medical Corp. (a)	27,305	82,152
Delphi Energy Corp. (a) (e)	95,850	10,979
Denison Mines Corp. (a) (e)	247,548	132,323
Descartes Systems Group, Inc. (The) (a)	18,229	674,426
Detour Gold Corp. (a)	51,570	650,557
DHX Media, Ltd. (a) (e)	41,896	59,506
DIRTT Environmental Solutions (a)	17,310	98,476
Dorel Industries, Inc. - Class B	12,134	98,310
DREAM Unlimited Corp. - Class A	14,371	79,781
Dundee Precious Metals, Inc. (a)	45,872	170,941
E-L Financial Corp., Ltd.	377	214,474
Echelon Financial Holdings, Inc.	900	3,773
ECN Capital Corp.	87,631	282,389
EcoSynthetix, Inc. (a)	800	1,875
Eldorado Gold Corp. (a)	55,258	321,113
Element Fleet Management Corp.	109,572	799,899
Endeavour Silver Corp. (a) (e)	49,248	101,538
Enerflex, Ltd.	29,289	381,335
Enerplus Corp. (e)	56,230	422,943
Enghouse Systems, Ltd.	14,178	374,926
Ensign Energy Services, Inc.	51,526	168,796
Entertainment One, Ltd.	113,037	569,937
Equitable Group, Inc.	4,209	233,310
ERO Copper Corp. (a)	7,390	125,165
Essential Energy Services Trust (a) (e)	53,526	12,671
Evertz Technologies, Ltd.	10,149	141,980
Exchange Income Corp.	2,651	77,331
Exco Technologies, Ltd.	13,332	78,900
EXFO, Inc. (a)	85	327
Extendicare, Inc.	34,956	223,955
Fiera Capital Corp.	16,619	143,150
Finning International, Inc.	1,200	21,873
Firm Capital Mortgage Investment Corp.	9,574	98,917
First Majestic Silver Corp. (a) (e)	42,360	334,468
First Mining Gold Corp. (a)	50,000	8,591
First National Financial Corp. (e)	4,907	117,097
FirstService Corp.	7,950	764,919
Fission Uranium Corp. (a) (e)	114,725	42,051
Fortuna Silver Mines, Inc. (a)	60,121	171,243
Freehold Royalties, Ltd.	35,012	226,453

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Gamehost, Inc.	4,952	$36,567
GDI Integrated Facility Services, Inc. (a)	1,400	29,132
Gear Energy, Ltd. (a)	34,663	15,088
Genesis Land Development Corp.	14,348	26,515
Genworth MI Canada, Inc. (e)	15,602	493,717
Gibson Energy, Inc.	41,125	733,281
Glacier Media, Inc. (a)	9,600	5,498
GMP Capital, Inc. (e)	28,336	49,118
Goeasy, Ltd.	3,895	157,638
GoldMoney, Inc. (a) (e)	11,000	18,312
Gran Tierra Energy, Inc. (a)	112,213	175,661
Great Canadian Gaming Corp. (a)	20,308	688,538
Great Panther Silver, Ltd. (a)	73,540	62,896
Guardian Capital Group, Ltd. - Class A	3,800	70,948
Guyana Goldfields, Inc. (a)	57,547	45,262
Hanfeng Evergreen, Inc. (a) (b) (d)	12,100	0
Heroux-Devtek, Inc. (a)	14,606	213,700
High Arctic Energy Services, Inc.	3,900	9,887
High Liner Foods, Inc.	8,307	56,393
Home Capital Group, Inc. (a) (e)	23,902	353,908
Horizon North Logistics, Inc.	54,212	76,999
HudBay Minerals, Inc.	103,103	558,207
Hudson’s Bay Co. (e)	35,831	262,669
IAMGOLD Corp. (a)	162,515	549,762
IBI Group, Inc. (a)	5,900	22,527
Imperial Metals Corp. (a) (e)	18,151	35,206
Indigo Books & Music, Inc. (a)	1,986	11,935
Information Services Corp.	2,900	35,653
Innergex Renewable Energy, Inc.	40,708	433,332
InPlay Oil Corp. (a)	7,800	3,455
Interfor Corp. (a)	31,992	340,551
International Petroleum Corp. (a)	25,919	115,389
International Tower Hill Mines, Ltd. (a)	21,604	12,208
Intertain Group, Ltd. (The) (a)	800	7,166
Intertape Polymer Group, Inc.	23,413	329,146
Invesque, Inc.	9,800	71,050
Ivanhoe Mines, Ltd. - Class A (a) (e)	149,994	476,481
Jamieson Wellness, Inc.	11,072	170,026
Just Energy Group, Inc.	50,690	217,926
K-Bro Linen, Inc.	3,219	98,324
Kelt Exploration, Ltd. (a)	58,951	175,563
Kinaxis, Inc. (a)	7,097	442,604
Kinder Morgan Canada, Ltd.	3,100	27,626
Kingsway Financial Services, Inc. (a) (e)	8,765	21,474
Knight Therapeutics, Inc. (a)	40,310	237,634
KP Tissue, Inc.	1,400	8,670
Labrador Iron Ore Royalty Corp.	19,200	513,447
Largo Resources, Ltd. (a) (e)	83,173	114,958
Lassonde Industries, Inc. - Class A	600	90,113
Laurentian Bank of Canada	14,283	490,588
Leagold Mining Corp. (a)	9,400	14,284
Leon’s Furniture, Ltd.	9,639	111,144
Lightstream Resources, Ltd. (a) (b) (d)	108,373	0
Linamar Corp.	12,601	470,342
Lucara Diamond Corp.	110,136	132,881
Lundin Gold, Inc. (a)	11,400	57,107
Magellan Aerospace Corp.	5,794	72,118

Canada—(Continued)
Mainstreet Equity Corp. (a)	2,561	109,496
Major Drilling Group International, Inc. (a)	36,670	118,448
Manitok Energy, Inc. (a) (b) (d)	122	0
Maple Leaf Foods, Inc.	13,880	303,981
Martinrea International, Inc.	32,289	267,770
Maxim Power Corp. (a)	2,800	4,020
Mediagrif Interactive Technologies, Inc.	4,176	23,438
Medical Facilities Corp.	12,861	121,681
MEG Energy Corp. (a)	66,854	256,277
Melcor Developments, Ltd.	3,120	30,377
Morguard Corp.	1,400	200,237
Morneau Shepell, Inc.	18,485	417,396
Mountain Province Diamonds, Inc.	1,600	1,576
MTY Food Group, Inc.	6,320	315,433
Mullen Group, Ltd.	37,792	274,158
New Gold, Inc. (a)	156,948	152,208
NFI Group, Inc.	13,236	372,959
Norbord, Inc.	9,625	238,576
North American Construction Group, Ltd.	14,743	158,851
North West Co., Inc. (The)	16,971	387,357
Northland Power, Inc.	25,777	501,938
NuVista Energy, Ltd. (a)	59,117	117,823
Obsidian Energy, Ltd. (a)	23,312	27,770
Osisko Gold Royalties, Ltd.	35,481	369,834
Osisko Mining, Inc. (a)	12,300	30,995
Painted Pony Energy, Ltd. (a) (e)	38,738	28,398
Pan American Silver Corp.	71,358	922,524
Paramount Resources, Ltd. - Class A (a) (e)	19,290	96,189
Parex Resources, Inc. (a)	55,359	888,162
Park Lawn Corp.	5,056	111,077
Pason Systems, Inc.	22,516	326,336
Pengrowth Energy Corp. (a) (e)	183,295	68,584
Peyto Exploration & Development Corp. (e)	38,891	116,416
Photon Control, Inc. (a)	20,200	17,893
PHX Energy Services Corp. (a)	12,350	27,255
Pinnacle Renewable Energy, Inc.	2,300	17,072
Pivot Technology Solutions, Inc.	4,800	5,168
Pizza Pizza Royalty Corp.	6,998	53,385
Points International, Ltd. (a)	5,320	66,137
Polaris Infrastructure, Inc.	4,000	44,962
Pollard Banknote, Ltd.	2,090	38,543
Polymet Mining Corp. (a) (e)	38,355	16,109
PrairieSky Royalty, Ltd.	816	11,465
Precision Drilling Corp. (a)	103,898	195,173
Premier Gold Mines, Ltd. (a)	47,868	74,568
Premium Brands Holdings Corp. (e)	8,225	562,193
Pretium Resources, Inc. (a)	47,067	470,472
Pulse Seismic, Inc. (a)	15,720	26,529
Quarterhill, Inc.	58,061	62,515
Questerre Energy Corp. - Class A (a) (e)	83,569	15,316
Real Matters, Inc. (a)	7,600	39,754
Recipe Unlimited Corp.	4,150	83,662
Reitmans Canada, Ltd. - Class A	20,566	44,287
Richelieu Hardware, Ltd. (e)	18,490	311,614
Rocky Mountain Dealerships, Inc.	5,738	34,221
Rogers Sugar, Inc.	35,106	150,391
Roxgold, Inc. (a)	66,400	54,761

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Russel Metals, Inc.	24,422	$412,146
Sabina Gold & Silver Corp. (a)	57,206	58,099
Sandstorm Gold, Ltd. (a) (e)	58,462	324,553
Savaria Corp. (e)	10,600	109,031
Secure Energy Services, Inc.	55,376	301,924
SEMAFO, Inc. (a)	123,983	488,528
Seven Generations Energy, Ltd. - Class A (a)	17,835	87,435
ShawCor, Ltd.	21,791	304,846
Sienna Senior Living, Inc.	22,176	329,368
Sierra Wireless, Inc. (a) (e)	16,910	204,668
Sleep Country Canada Holdings, Inc.	12,404	179,967
Sprott, Inc.	60,427	155,503
SSR Mining, Inc. (a)	37,551	513,851
Stantec, Inc.	30,013	720,330
Stelco Holdings, Inc.	4,155	48,227
Stella-Jones, Inc.	13,794	497,808
STEP Energy Services, Ltd. (a)	6,800	9,762
Storm Resources, Ltd. (a)	11,300	15,618
Stornoway Diamond Corp. (a)	70,074	1,338
Strad, Inc. (a)	10,641	12,595
Street Capital Group, Inc. (a)	5,900	2,974
Stuart Olson, Inc.	11,157	28,882
SunOpta, Inc. (a)	26,392	86,862
Superior Plus Corp.	52,215	532,696
Surge Energy, Inc. (e)	85,275	83,351
Tamarack Valley Energy, Ltd. (a)	69,684	111,213
Taseko Mines, Ltd. (a)	108,786	57,319
TeraGo, Inc. (a)	4,100	34,439
Teranga Gold Corp. (a)	32,418	99,268
Tervita Corp. (a)	3,508	18,216
TFI International, Inc.	25,823	781,463
Tidewater Midstream and Infrastructure, Ltd. (e)	58,200	63,553
Timbercreek Financial Corp.	20,843	151,044
TMX Group, Ltd.	1,645	114,436
TORC Oil & Gas, Ltd.	47,624	148,740
Torex Gold Resources, Inc. (a)	23,594	242,507
Total Energy Services, Inc.	17,786	112,185
TransAlta Corp.	97,104	631,764
TransAlta Renewables, Inc.	28,608	302,563
Transcontinental, Inc. - Class A	26,130	291,120
TransGlobe Energy Corp.	36,372	50,827
Trevali Mining Corp. (a)	90,600	19,372
Trican Well Service, Ltd. (a) (e)	101,707	90,869
Tricon Capital Group, Inc.	46,139	352,327
Trisura Group, Ltd. (a)	1,000	22,901
Uni-Select, Inc.	13,271	125,864
Valener, Inc.	16,303	321,441
Vecima Networks, Inc.	2,500	17,086
Vermilion Energy, Inc.	4,045	87,878
VersaBank	2,000	10,889
Wajax Corp.	7,885	94,713
Wesdome Gold Mines, Ltd. (a)	56,007	230,520
Western Forest Products, Inc. (e)	145,247	177,462
WestJet Airlines, Ltd.	861	20,211
Westshore Terminals Investment Corp.	18,288	306,953
Whitecap Resources, Inc. (e)	109,367	354,939
Winpak, Ltd.	8,852	292,014

Canada—(Continued)
Yamana Gold, Inc.	316,181	801,589
Yangarra Resources, Ltd. (a)	24,087	41,385
Yellow Pages, Ltd. (a) (e)	6,975	37,710
Zenith Capital Corp. (b) (d)	12,830	794

		53,894,534

China—0.3%
APT Satellite Holdings, Ltd.	164,250	66,754
Asia Satellite Telecommunications Holdings, Ltd.	58,500	70,326
BeijingWest Industries International, Ltd.	41,200	3,476
BOE Varitronix, Ltd.	137,000	40,185
Bund Center Investment, Ltd.	138,000	56,613
CGN Mining Co., Ltd.	145,000	6,410
China Display Optoelectronics Technology Holdings, Ltd. (a)	136,000	10,221
China Gold International Resources Corp., Ltd. (a)	79,013	98,951
China Ludao Technology Co., Ltd. (a)	56,000	7,390
China New Higher Education Group, Ltd.	99,000	38,573
China Shandong Hi-Speed Financial Group, Ltd. (a)	648,000	26,962
China Sunsine Chemical Holdings, Ltd.	35,000	29,502
Chong Hing Bank, Ltd.	47,000	79,822
CITIC Telecom International Holdings, Ltd.	467,000	184,878
FIH Mobile, Ltd. (a) (e)	799,000	89,104
First Sponsor Group, Ltd.	9,490	9,327
Fountain SET Holdings, Ltd.	422,000	64,747
Goodbaby International Holdings, Ltd.	193,000	43,765
Guangnan Holdings, Ltd.	264,000	31,403
Guotai Junan International Holdings, Ltd.	724,600	125,375
Leyou Technologies Holdings, Ltd. (a)	160,000	47,968
Mega Expo Holdings, Ltd.	305,000	81,426
Microport Scientific Corp.	7,000	5,206
Neo-Neon Holdings, Ltd. (a)	322,500	25,179
Shenwan Hongyuan HK, Ltd.	172,500	30,751
SITC International Holdings Co., Ltd.	298,000	305,093

		1,579,407

Colombia—0.0%
Frontera Energy Corp.	3,075	31,794

Denmark—2.0%
Agat Ejendomme A/S (a)	37,491	23,299
ALK-Abello A/S (a)	2,089	487,605
Alm Brand A/S	28,684	253,246
Ambu A/S - Class B	33,588	544,115
Bang & Olufsen A/S (a)	10,209	71,081
Bavarian Nordic A/S (a)	10,666	263,779
Brodrene Hartmann A/S	663	31,919
Columbus A/S	20,865	39,409
D/S Norden A/S (e)	10,815	155,599
DFDS A/S (e)	11,185	474,252
FLSmidth & Co. A/S	15,133	684,762
H+H International A/S - Class B (a)	5,958	95,143
Harboes Bryggeri A/S - Class B	1,454	16,827
IC Group A/S	3,209	19,065
ISS A/S	28,362	856,269
Jeudan A/S	410	64,331
Jyske Bank A/S	22,289	772,392

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Matas A/S	8,890	$96,410
Nilfisk Holding A/S (a)	9,691	270,827
NKT A/S (a)	6,820	105,062
NNIT A/S	2,656	51,249
Pandora A/S	7,974	283,724
Parken Sport & Entertainment A/S	2,351	41,555
PER Aarsleff Holding A/S	8,472	301,960
Ringkjoebing Landbobank A/S	9,911	643,287
Rockwool International A/S - B Shares	2,173	555,014
Royal Unibrew A/S	15,546	1,135,779
RTX A/S	3,387	81,562
Scandinavian Tobacco Group A/S	15,853	184,793
Schouw & Co. A/S	5,566	423,912
SimCorp A/S	13,316	1,287,837
Solar A/S - B Shares	2,435	117,228
Spar Nord Bank A/S	32,428	285,023
Sydbank A/S (e)	26,018	495,903
Tivoli A/S	719	74,902
Topdanmark A/S	22,026	1,242,082
Tryg A/S	732	23,795
United International Enterprises	850	169,363
Veloxis Pharmaceuticals A/S (a) (e)	115,226	45,646
Vestjysk Bank A/S (a)	132,795	85,381
Zealand Pharma A/S (a)	7,520	163,448

		13,018,835

Faeroe Islands—0.0%
BankNordik P/F	628	10,428

Finland—2.5%
Aktia Bank Oyj	9,111	89,442
Alma Media Oyj	22,695	151,228
Apetit Oyj	1,205	11,811
Asiakastieto Group Oyj	3,615	118,390
Aspo Oyj	8,414	86,491
Atria Oyj	4,065	35,731
BasWare Oyj (a)	3,525	72,796
Bittium Oyj	8,034	57,005
Cargotec Oyj - B Shares	12,591	477,957
Caverion Oyj	36,589	286,603
Citycon Oyj	29,399	306,390
Cramo Oyj	10,190	241,874
Digia Oyj	3,254	12,358
F-Secure Oyj (a)	35,820	101,158
Ferratum Oyj	2,093	24,535
Finnair Oyj	24,728	197,121
Fiskars Oyj Abp	17,515	287,144
HKScan Oyj - A Shares (a)	6,704	12,333
Huhtamaki Oyj	34,101	1,402,302
Ilkka-Yhtyma Oyj	5,725	23,436
Kemira Oyj	41,153	605,560
Kesko Oyj - A Shares	1,323	70,875
Kesko Oyj - B Shares	18,443	1,025,748
Konecranes Oyj	16,662	636,125
Lassila & Tikanoja Oyj	12,398	202,450
Metsa Board Oyj	86,501	464,504

Finland—(Continued)
Metso Oyj	30,309	1,190,923
Nokian Renkaat Oyj	38,871	1,213,873
Olvi Oyj - A Shares	6,303	245,117
Oriola-KD Oyj - B Shares	53,692	122,751
Orion Oyj - Class A	8,256	300,019
Orion Oyj - Class B	30,379	1,113,814
Outokumpu Oyj	102,277	348,976
Outotec Oyj (a)	52,402	276,841
Ponsse Oyj	3,208	115,999
QT Group Oyj (a)	2,605	39,028
Raisio Oyj - V Shares	55,399	182,997
Ramirent Oyj	31,090	316,064
Rapala VMC Oyj	8,902	30,569
Raute Oyj - A Shares	72	1,859
Revenio Group Oyj	5,251	119,400
Sanoma Oyj	31,912	307,915
Stockmann Oyj Abp - B Shares (a)	11,956	29,973
Teleste Oyj	2,149	14,418
Tieto Oyj	21,736	644,028
Tikkurila Oyj	12,873	216,655
Tokmanni Group Corp.	16,448	149,995
Uponor Oyj	19,661	213,582
Vaisala Oyj - A Shares	6,772	168,651
Valmet Oyj	37,354	932,326
YIT Oyj	55,499	341,642

		15,638,782

France—4.4%
ABC Arbitrage	5,883	42,747
Actia Group	4,338	20,678
Adocia (a)	1,803	37,532
Air France-KLM (a)	60,287	579,454
Akka Technologies S.A.	3,906	281,166
AKWEL	3,301	60,437
Albioma S.A.	13,155	348,681
Altamir Amboise	9,152	168,698
Alten S.A.	8,662	1,038,247
Altran Technologies S.A.	70,743	1,122,690
Amplitude Surgical SAS (a)	2,894	6,518
APRIL S.A.	8,341	204,933
Assystem	4,398	178,828
Aubay	2,423	86,462
Axway Software S.A.	2,132	31,566
Baikowski SAS (a)	234	4,231
Bastide le Confort Medical	1,345	59,098
Beneteau S.A.	15,076	165,891
Bigben Interactive (e)	4,507	60,779
Boiron S.A.	2,586	109,832
Bonduelle SCA (e)	6,799	222,648
Bourbon S.A. (a)	1,528	3,641
Burelle S.A. (e)	117	113,092
Casino Guichard Perrachon S.A. (e)	6,523	222,537
Catering International Services	541	7,725
Cegedim S.A. (a)	2,643	80,696
CGG S.A. (a)	179,336	338,399
Chargeurs S.A.	7,775	154,189

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Cie des Alpes	4,122	$114,138
Cie Plastic Omnium S.A.	14,727	384,058
Coface S.A.	31,535	318,467
Derichebourg S.A.	33,761	129,774
Devoteam S.A.	1,974	236,153
Electricite de Strasbourg S.A.	329	40,409
Elior Group S.A.	35,740	492,387
Elis S.A. (e)	34,437	624,650
Eramet	3,022	201,606
Esso S.A. Francaise	1,341	37,512
Etablissements Maurel et Prom	5,328	17,663
Europcar Groupe S.A.	25,144	179,140
Eutelsat Communications S.A.	54,694	1,022,994
Exel Industries - A Shares	618	33,393
Fleury Michon S.A.	461	19,774
Fnac Darty S.A. (a)	6,777	504,946
Gaztransport Et Technigaz S.A.	5,684	569,798
GEA	165	18,774
GL Events	4,878	127,867
Groupe Crit	1,062	71,612
Groupe Gorge	2,544	47,252
Groupe Open	1,736	35,077
Guerbet	2,188	118,552
Haulotte Group S.A.	5,337	43,209
HERIGE SADCS	235	6,713
HEXAOM	1,526	63,423
ID Logistics Group (a)	863	153,284
Imerys S.A.	6,375	339,549
Ingenico Group S.A.	18,646	1,649,262
Interparfums S.A.	452	21,664
IPSOS	12,134	320,128
Jacquet Metal Service (e)	7,099	145,793
Kaufman & Broad S.A.	7,068	270,523
Korian S.A.	21,040	802,127
Lagardere SCA	36,064	939,116
Lanson-BCC	15	495
Latecoere SACA (a)	26,469	86,673
Laurent-Perrier	1,367	139,273
Le Belier	490	16,934
Lectra	9,223	236,447
Linedata Services	1,348	40,926
LISI	8,732	282,496
LNA Sante S.A.	1,768	88,660
Maisons du Monde S.A.	12,472	298,024
Manitou BF S.A.	3,893	120,581
Manutan International	589	46,882
Mersen S.A.	8,483	325,581
METabolic EXplorer S.A. (a)	6,035	10,511
Metropole Television S.A.	8,342	158,186
Mr. Bricolage	601	2,734
Neopost S.A.	13,609	291,095
Nexans S.A.	10,974	368,427
Nexity S.A.	12,995	561,538
Nicox (a)	1,834	10,426
NRJ Group	9,690	78,893
Oeneo S.A.	8,136	95,290
Onxeo S.A. (a)	8,671	7,454

France—(Continued)
Onxeo S.A. (a) (e)	4,566	3,965
Pierre & Vacances S.A. (a)	2,596	46,210
Plastivaloire	1,576	11,516
PSB Industries S.A.	234	7,557
Rallye S.A. (e)	9,791	78,474
Recylex S.A. (a) (e)	3,335	13,161
Rexel S.A.	101,834	1,292,979
Robertet S.A.	154	111,924
Rothschild & Co.	3,204	103,997
Rubis SCA	26,600	1,497,894
Samse S.A.	107	17,714
Savencia S.A.	2,303	172,903
Seche Environnement S.A.	1,555	62,220
Societe BIC S.A.	8,476	646,669
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (a)	16	986
Societe Marseillaise du Tunnel Prado-Carenage S.A.	293	6,253
Societe pour l’Informatique Industrielle	1,546	40,435
Societe Television Francaise 1	21,284	224,691
Soitec (a)	5,935	650,547
Solocal Group (a) (e)	199,719	206,369
Somfy S.A.	2,325	224,443
Sopra Steria Group	5,161	601,615
SPIE S.A.	38,727	719,248
STEF S.A.	1,145	96,304
Sword Group	2,775	95,301
Synergie S.A.	3,366	121,523
Tarkett S.A.	9,688	227,685
Technicolor S.A. (a)	88,305	81,745
Thermador Groupe	2,351	153,213
Total Gabon	324	50,291
Touax S.A. (a)	1,706	9,971
Transgene S.A. (a)	4,504	12,553
Trigano S.A.	3,132	286,014
Union Financiere de France BQE S.A.	1,257	26,718
Vallourec S.A. (a) (e)	67,733	195,448
Vetoquinol S.A.	1,341	88,441
Vicat S.A.	5,581	277,426
VIEL & Cie S.A.	4,205	23,907
Vilmorin & Cie S.A.	2,655	151,857
Virbac S.A. (a)	500	95,632
Vranken-Pommery Monopole S.A.	958	24,957

		27,880,464

Georgia—0.0%
Bank of Georgia Group plc	12,777	243,245

Germany—6.6%
7C Solarparken AG	7,180	23,922
Aareal Bank AG	26,928	709,386
Adler Modemaerkte AG	2,828	9,939
ADLER Real Estate AG	13,449	171,586
ADO Properties S.A.	8,814	364,612
ADVA Optical Networking SE (a)	16,388	119,822
AIXTRON SE (a)	21,680	206,932
All for One Steeb AG	498	26,334
Allgeier SE	2,942	87,038

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Amadeus Fire AG	1,986	$270,788
Atoss Software AG	435	67,710
Aurubis AG	14,317	697,301
Basler AG	1,467	83,406
Bauer AG	4,696	129,762
BayWa AG	305	10,483
BayWa AG	5,731	165,851
Bechtle AG	8,996	1,033,165
Bertrandt AG	2,036	144,696
bet-at-home.com AG	1,222	77,131
Bijou Brigitte AG	1,603	73,085
Bilfinger SE	10,033	324,687
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange)	26,420	248,243
CANCOM SE	11,386	604,885
CECONOMY AG (a)	47,148	289,183
CENIT AG	3,413	50,445
CENTROTEC Sustainable AG	2,777	39,467
Cewe Stiftung & Co. KGaA	2,303	227,889
Comdirect Bank AG	13,399	150,856
CompuGroup Medical SE	7,545	609,139
Corestate Capital Holding S.A. (a)	4,473	152,842
CropEnergies AG	9,235	65,106
CTS Eventim AG & Co. KGaA	18,055	840,224
Data Modul AG	138	11,611
DEAG Deutsche Entertainment AG (a)	5,771	28,021
Delticom AG (a)	1,562	8,703
Deutsche Beteiligungs AG	4,443	171,577
Deutsche Euroshop AG	14,792	408,749
Deutsche Pfandbriefbank AG	45,896	552,153
Deutz AG	47,320	461,131
DIC Asset AG	19,505	225,014
DMG Mori AG	8,171	405,098
Dr. Hoenle AG	2,084	140,743
Draegerwerk AG & Co. KGaA	1,062	50,912
Duerr AG	16,259	554,089
Eckert & Ziegler AG	1,547	182,242
Elmos Semiconductor AG	5,394	134,937
ElringKlinger AG (a)	11,206	67,888
Energiekontor AG	2,559	50,340
Evotec AG (a)	28,244	789,418
Fielmann AG	7,053	511,876
First Sensor AG	2,791	89,021
FORTEC Elektronik AG	253	6,218
Francotyp-Postalia Holding AG	3,300	13,359
Freenet AG	49,368	987,676
FUCHS Petrolub SE	2,565	91,437
GEA Group AG	37,604	1,068,330
Gerresheimer AG	10,086	743,156
Gesco AG	4,563	125,108
GFT Technologies SE	5,932	47,376
Grand City Properties S.A.	33,731	770,946
GRENKE AG	2,922	313,654
H&R GmbH & Co. KGaA (a)	4,195	32,331
Hamburger Hafen und Logistik AG	8,624	228,109
Hapag-Lloyd AG	1,007	44,114
Hawesko Holding AG	223	9,023
Heidelberger Druckmaschinen AG (a)	100,140	160,729

Germany—(Continued)
Hella GmbH & Co. KGaA	9,701	479,611
HolidayCheck Group AG	11,101	33,586
Hornbach Baumarkt AG	2,209	43,376
Hornbach Holding AG & Co. KGaA	1,234	70,090
Hugo Boss AG	20,336	1,355,282
Indus Holding AG	9,327	419,585
Isra Vision AG	5,995	267,087
IVU Traffic Technologies AG	7,646	79,185
Jenoptik AG	16,366	530,603
K&S AG	59,897	1,116,136
Kloeckner & Co. SE	34,891	209,261
Koenig & Bauer AG	4,373	180,304
Krones AG	5,091	410,728
KSB SE & Co. KGaA	82	28,159
KWS Saat SE	3,725	271,899
LANXESS AG	24,759	1,471,300
Leifheit AG	2,964	69,935
Leoni AG (a)	12,471	206,325
LPKF Laser & Electronics AG (a)	5,659	48,905
Manz AG (a)	1,272	33,924
Medigene AG (a)	2,446	20,652
METRO AG	11,232	205,370
MLP SE	20,985	99,099
Nemetschek SE	17,163	1,033,375
Nexus AG	5,744	216,786
Nordex SE (a)	23,261	321,008
Norma Group SE	10,781	446,721
OHB SE	2,315	88,053
OSRAM Licht AG	23,399	770,563
Paragon GmbH & Co. KGaA	357	8,464
Patrizia Immobilien AG	19,307	399,559
Pfeiffer Vacuum Technology AG	2,734	400,781
PNE Wind AG	24,548	69,522
Progress-Werk Oberkirch AG	822	27,570
ProSiebenSat.1 Media SE	39,293	617,255
PSI Software AG	3,465	70,265
QSC AG	33,186	51,396
R Stahl AG (a)	1,594	47,539
Rheinmetall AG	14,082	1,723,761
Rhoen Klinikum AG	15,358	469,376
RIB Software SE	11,764	241,293
Rocket Internet SE (a)	20,003	576,824
SAF-Holland S.A.	22,056	255,815
Salzgitter AG	12,083	345,963
Schaltbau Holding AG (a)	2,019	64,560
Scout24 AG (a)	22,299	1,183,279
Secunet Security Networks AG	391	50,984
SGL Carbon SE (a)	8,945	72,725
Siltronic AG	5,638	412,229
Sixt SE	4,968	532,147
SMA Solar Technology AG (a)	3,992	116,115
SMT Scharf AG (a)	1,117	17,609
Softing AG	3,104	25,704
Software AG	18,372	630,902
Stabilus S.A.	6,982	323,921
STRATEC SE	1,395	90,325
Stroeer SE & Co. KGaA	9,061	680,942

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Suedzucker AG	26,310	$445,466
Surteco SE	2,209	63,803
Suss Microtec AG (a)	6,216	66,476
TAG Immobilien AG (a)	40,314	931,678
Takkt AG	11,656	169,641
Technotrans AG	2,427	60,024
Tele Columbus AG (a)	1,323	2,657
TLG Immobilien AG	28,741	841,719
Traffic Systems SE	1,794	30,293
VERBIO Vereinigte BioEnergie AG	9,187	81,379
Vossloh AG	4,712	173,064
Wacker Chemie AG	3,414	270,114
Wacker Neuson SE	10,071	253,094
Washtec AG	4,180	284,234
Wuestenrot & Wuerttembergische AG	3,373	72,567
XING SE	988	422,036
Zeal Network SE	2,439	54,804

		41,817,786

Ghana—0.2%
Tullow Oil plc	488,272	1,306,811

Greenland—0.0%
Gronlandsbanken A/S	140	11,624

Guernsey, Channel Islands—0.0%
Raven Russia, Ltd. (a)	127,088	58,816

Hong Kong—2.6%
Aeon Credit Service Asia Co., Ltd.	44,000	39,451
Agritrade Resources, Ltd. (e)	630,000	91,136
Alco Holdings, Ltd.	136,000	8,353
Allied Group, Ltd.	22,000	117,580
Allied Properties HK, Ltd.	944,024	206,440
APAC Resources, Ltd.	70,825	9,504
Applied Development Holdings, Ltd. (a)	390,000	17,220
Arts Optical International Holdings, Ltd.	16,000	3,584
Asia Financial Holdings, Ltd.	254,000	142,742
Asia Standard International Group, Ltd.	296,000	55,947
ASM Pacific Technology, Ltd.	4,400	45,111
Associated International Hotels, Ltd.	14,000	40,235
Auto Italia Holdings (a)	175,000	1,506
Ban Loong Holdings, Ltd. (a)	344,000	11,001
Bel Global Resources Holdings, Ltd. (a) (b) (d)	520,000	0
Best Food Holding Co., Ltd.	112,000	16,336
Bison Finance Group, Ltd. (a)	74,000	11,175
BOCOM International Holdings Co., Ltd.	117,000	19,792
Boill Healthcare Holdings, Ltd. (a)	960,000	13,754
Bonjour Holdings, Ltd. (a)	615,000	14,558
Bossini International Holdings, Ltd.	302,000	8,852
Bright Smart Securities & Commodities Group, Ltd.	176,000	35,419
Brightoil Petroleum Holdings, Ltd. (a) (b) (d)	591,000	85,113
Brockman Mining, Ltd. (a)	2,516,770	44,461
Build King Holdings, Ltd.	160,000	21,416
Burwill Holdings, Ltd. (a)	1,566,000	21,327
Cafe de Coral Holdings, Ltd.	116,000	345,293

Hong Kong—(Continued)
Camsing International Holding, Ltd.	124,000	113,877
Century City International Holdings, Ltd.	616,000	51,820
Chen Hsong Holdings	150,000	53,421
Cheuk Nang Holdings, Ltd.	97,511	49,556
Chevalier International Holdings, Ltd.	75,139	113,599
China Baoli Technologies Holdings, Ltd. (a)	285,000	3,611
China Energy Development Holdings, Ltd. (a)	3,670,000	70,544
China Flavors & Fragrances Co., Ltd.	71,446	17,108
China Medical & HealthCare Group, Ltd. (a)	400,000	8,686
China Motor Bus Co., Ltd.	1,200	18,812
China Solar Energy Holdings, Ltd. (a) (b) (d)	162,000	700
China Star Entertainment, Ltd.	378,000	39,715
China Strategic Holdings, Ltd. (a)	4,927,500	42,826
China Ting Group Holdings, Ltd. (a)	318,550	12,276
China Tonghai International Financial, Ltd. (a)	180,000	9,746
Chinese Estates Holdings, Ltd.	118,500	107,146
Chinney Investment, Ltd.	8,000	2,715
Chow Sang Sang Holdings International, Ltd.	119,000	176,586
Chuang’s China Investments, Ltd.	511,500	32,362
Chuang’s Consortium International, Ltd.	382,357	84,527
CK Life Sciences International Holdings, Inc.	1,594,000	88,890
CMIC Ocean En-Tech Holding Co., Ltd. (a)	216,000	9,302
CNT Group, Ltd.	246,000	9,447
Common Splendor International Health Industry Group, Ltd. (a)	518,000	34,540
Continental Holdings, Ltd.	220,000	2,450
Convoy Global Holdings, Ltd. (a) (b) (d)	1,314,000	5,265
Cosmopolitan International Holdings, Ltd. (a)	258,000	58,106
Cowell e Holdings, Inc.	120,000	21,534
CP Lotus Corp. (a)	1,750,000	23,108
Crocodile Garments	216,000	19,657
Cross-Harbour Holdings, Ltd. (The)	127,063	179,432
CSI Properties, Ltd.	2,574,023	128,549
CST Group, Ltd. (a)	8,984,000	18,401
Dah Sing Banking Group, Ltd.	172,671	311,108
Dah Sing Financial Holdings, Ltd.	66,260	309,728
Dan Form Holdings Co., Ltd.	88,000	19,355
Dickson Concepts International, Ltd.	131,000	72,353
Digital Domain Holdings, Ltd. (a)	1,760,000	25,702
Dingyi Group Investment, Ltd. (a)	185,000	8,776
DMX Technologies Group, Ltd. (a) (b) (d)	186,000	0
Dynamic Holdings, Ltd.	20,000	19,959
Eagle Nice International Holdings, Ltd.	120,000	35,628
EcoGreen International Group, Ltd.	118,800	23,845
eForce Holdings, Ltd. (a)	128,000	2,821
Emperor Capital Group, Ltd.	984,000	36,439
Emperor Entertainment Hotel, Ltd.	235,000	48,995
Emperor International Holdings, Ltd.	529,250	136,572
Emperor Watch & Jewellery, Ltd.	1,520,000	39,899
Energy International Investments Holdings, Ltd. (a)	580,000	11,932
ENM Holdings, Ltd. (a)	556,000	55,575
EPI Holdings, Ltd. (a)	570,000	6,138
Esprit Holdings, Ltd. (a)	833,950	159,036
Fairwood Holdings, Ltd.	26,500	91,271
Far East Consortium International, Ltd.	541,832	249,786
Far East Holdings International, Ltd. (a)	150,000	6,578
First Pacific Co., Ltd.	596,000	241,378
Freeman FinTech Corp., Ltd. (a)	180,000	4,317

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Future Bright Holdings, Ltd.	156,000	$8,595
Future World Financial Holdings, Ltd. (a)	12,575	129
G-Resources Group, Ltd. (a)	10,474,800	84,302
Genting Hong Kong, Ltd.	162,000	21,542
Get Nice Financial Group, Ltd.	104,000	12,215
Get Nice Holdings, Ltd.	2,574,000	87,401
Giordano International, Ltd.	482,000	211,124
Global Brands Group Holding, Ltd.	126,000	11,287
Glorious Sun Enterprises, Ltd.	393,000	43,255
Gold Peak Industries Holdings, Ltd.	277,714	28,145
Gold-Finance Holdings, Ltd. (a) (b) (d)	214,000	1,972
Golden Resources Development International, Ltd.	370,000	27,478
Good Resources Holdings, Ltd. (a)	420,000	6,865
GR Properties, Ltd. (a)	150,000	25,922
Great Eagle Holdings, Ltd.	56,571	243,228
Great Harvest Maeta Group Holdings, Ltd. (a)	52,500	11,685
Greentech Technology International, Ltd. (a)	360,000	2,681
Guoan International, Ltd. (a)	674,000	6,371
Haitong International Securities Group, Ltd.	570,562	186,656
Hang Lung Group, Ltd.	30,000	83,222
Hanison Construction Holdings, Ltd.	148,009	25,542
Hao Tian Development Group, Ltd. (a)	1,001,000	28,548
Harbour Centre Development, Ltd.	88,000	161,140
HKBN, Ltd.	203,500	367,185
HKR International, Ltd.	366,080	183,520
Hon Kwok Land Investment Co., Ltd.	140,000	70,495
Hong Kong Economic Times Holdings, Ltd.	50,000	10,509
Hong Kong Ferry Holdings Co., Ltd.	39,000	41,995
Hong Kong Finance Investment Holding Group, Ltd. (a)	262,000	29,863
Hong Kong Television Network, Ltd. (a)	165,000	94,939
Hongkong & Shanghai Hotels (The)	109,500	142,824
Hongkong Chinese, Ltd.	866,000	117,403
Hsin Chong Group Holdings, Ltd. (a) (b) (d)	918,000	30,848
Huarong Investment Stock Corp., Ltd. (a)	175,000	8,977
Hung Hing Printing Group, Ltd.	252,000	33,129
Hutchison Port Holdings Trust - Class U	150,500	34,686
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	123,974
Imagi International Holdings, Ltd. (a)	90,112	23,376
International Housewares Retail Co., Ltd.	134,000	39,121
IPE Group, Ltd.	285,000	31,376
IRC, Ltd. (a)	936,000	26,181
IT, Ltd.	220,000	92,722
ITC Properties Group, Ltd.	172,615	40,616
Jacobson Pharma Corp., Ltd.	90,000	17,602
Johnson Electric Holdings, Ltd.	106,875	228,498
Kader Holdings Co., Ltd.	224,000	22,943
Kaisa Health Group Holdings, Ltd. (a)	770,000	17,895
Kam Hing International Holdings, Ltd.	196,000	14,553
Karrie International Holdings, Ltd.	140,000	20,212
Keck Seng Investments	72,000	42,880
Kerry Logistics Network, Ltd.	124,000	223,344
Kin Yat Holdings, Ltd.	46,000	5,871
Kingmaker Footwear Holdings, Ltd.	102,000	16,174
Kingston Financial Group, Ltd.	162,000	32,853
Kiu Hung International Holdings, Ltd. (a)	2,070,000	9,277
Kowloon Development Co., Ltd.	159,000	209,380
Kwan On Holdings, Ltd. (a)	50,000	3,648

Hong Kong—(Continued)
Lai Sun Development Co., Ltd.	109,413	161,781
Lai Sun Garment International, Ltd.	99,760	138,689
Lam Soon Hong Kong, Ltd.	15,000	29,700
Landing International Development, Ltd. (a)	310,800	43,060
Landsea Green Group Co., Ltd. (a)	268,000	31,873
Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	99,000	38,168
Lerthai Group, Ltd. (a)	18,000	16,913
Li & Fung, Ltd.	1,430,000	249,449
Lifestyle International Holdings, Ltd.	181,500	264,803
Lippo China Resources, Ltd.	2,106,000	44,157
Lippo, Ltd.	122,000	49,976
Liu Chong Hing Investment, Ltd.	86,000	136,622
Luk Fook Holdings International, Ltd.	135,000	423,693
Luks Group Vietnam Holdings Co., Ltd.	68,000	15,506
Lung Kee Bermuda Holdings	90,000	33,597
Magnificent Hotel Investment, Ltd.	1,310,000	28,977
Man Wah Holdings, Ltd.	382,400	168,663
Mandarin Oriental International, Ltd.	40,000	71,246
Mason Group Holdings, Ltd. (a)	6,925,000	108,246
Matrix Holdings, Ltd.	36,000	3,456
Mei Ah Entertainment Group, Ltd. (a)	400,000	9,673
Melco International Development, Ltd.	121,000	268,996
Midland Holdings, Ltd.	178,010	31,484
Ming Fai International Holdings, Ltd.	145,000	18,191
Miramar Hotel & Investment	45,000	98,516
Mongolian Mining Corp. (a)	661,000	8,023
Nameson Holdings, Ltd.	130,000	9,158
National Electronic Holdings, Ltd.	182,600	28,257
New Century Group Hong Kong, Ltd. (a)	912,000	13,659
New Times Energy Corp., Ltd. (a)	459,450	4,692
Newocean Energy Holdings, Ltd. (a)	398,000	90,151
Noble Century Investment Holdings, Ltd. (a)	72,000	5,349
OP Financial, Ltd.	240,000	60,324
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (a)	375,882	11,559
Oriental Watch Holdings	215,600	63,909
Oshidori International Holdings, Ltd.	1,068,000	132,741
Pacific Andes International Holdings, Ltd. (a) (b) (d)	1,819,984	6,384
Pacific Basin Shipping, Ltd.	1,232,000	225,761
Pacific Textiles Holdings, Ltd.	240,000	189,898
Paliburg Holdings, Ltd.	208,000	81,582
Paradise Entertainment, Ltd.	168,000	25,581
PC Partner Group, Ltd.	54,000	14,902
Perfect Shape Medical, Ltd.	108,000	42,452
Pico Far East Holdings, Ltd.	318,000	107,753
Playmates Holdings, Ltd.	460,000	66,699
Playmates Toys, Ltd. (a)	236,000	18,379
Polytec Asset Holdings, Ltd.	580,900	74,177
Public Financial Holdings, Ltd.	166,000	71,205
PYI Corp., Ltd. (a)	2,140,366	30,110
Quali-Smart Holdings, Ltd. (a)	122,000	8,427
Rare Earth Magnesium Technology Group Holdings, Ltd.	500,000	16,645
Realord Group Holdings, Ltd. (a)	116,000	67,417
Regal Hotels International Holdings, Ltd.	126,000	78,975
Regina Miracle International Holdings, Ltd.	71,000	56,489
Sa Sa International Holdings, Ltd. (e)	271,844	78,034
Samson Holding, Ltd. (a)	146,000	7,285

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
SAS Dragon Holdings, Ltd.	140,000	$40,905
SEA Holdings, Ltd.	103,896	139,454
Shun Ho Property Investments, Ltd.	21,615	7,537
Shun Tak Holdings, Ltd.	659,500	262,849
Silver Base Group Holdings, Ltd. (a)	474,000	17,563
Sincere Watch Hong Kong, Ltd. (a)	250,000	5,445
Sing Tao News Corp., Ltd.	276,000	30,320
Singamas Container Holdings, Ltd.	724,000	108,635
SIS International Holdings	16,000	6,083
Sitoy Group Holdings, Ltd.	111,000	21,319
SmarTone Telecommunications Holdings, Ltd.	142,388	135,700
SOCAM Development, Ltd. (a)	41,987	11,057
Solartech International Holdings, Ltd. (a)	660,000	4,902
Solomon Systech International, Ltd. (a)	920,000	24,693
Soundwill Holdings, Ltd.	41,500	56,856
South China Holdings Co., Ltd. (a)	1,240,000	28,573
Stella International Holdings, Ltd.	161,500	272,538
Success Universe Group, Ltd. (a)	240,000	7,652
Summit Ascent Holdings, Ltd. (a)	126,000	26,166
Sun Hing Vision Group Holdings, Ltd.	42,000	14,839
Sun Hung Kai & Co., Ltd.	270,440	126,441
SUNeVision Holdings, Ltd.	57,000	49,639
Synergy Group Holdings International, Ltd. (a)	112,000	10,697
TAI Cheung Holdings, Ltd.	206,000	208,858
Tai United Holdings, Ltd.	200,000	5,619
Talent Property Group, Ltd. (a)	420,000	2,576
Tan Chong International, Ltd.	63,000	19,598
Tao Heung Holdings, Ltd.	204,000	37,869
Television Broadcasts, Ltd.	123,500	206,638
Texwinca Holdings, Ltd.	300,000	91,826
TK Group Holdings, Ltd.	62,000	30,649
Tom Group, Ltd. (a)	214,000	42,801
Tradelink Electronic Commerce, Ltd.	256,000	41,301
Transport International Holdings, Ltd.	99,764	293,108
Trinity, Ltd. (a)	466,000	19,947
Tsui Wah Holdings, Ltd.	136,000	11,471
Union Medical Healthcare, Ltd.	32,000	23,899
United Laboratories International Holdings, Ltd. (The)	241,000	129,473
Up Energy Development Group, Ltd. (a) (b) (d)	92,000	285
Upbest Group, Ltd.	16,000	2,089
Value Convergence Holdings, Ltd. (a)	204,000	14,376
Value Partners Group, Ltd.	112,000	74,842
Valuetronics Holdings, Ltd.	89,790	45,455
Vedan International Holdings, Ltd.	296,000	29,179
Victory City International Holdings Ltd. (a)	83,944	7,204
VPower Group International Holdings, Ltd.	78,000	27,962
VSTECS Holdings, Ltd.	307,200	172,877
VTech Holdings, Ltd.	37,200	332,978
Wai Kee Holdings, Ltd.	54,000	33,776
Wang On Group, Ltd.	2,200,000	24,448
We Solutions, Ltd. (a)	348,000	18,935
Win Hanverky Holdings, Ltd.	332,000	39,062
Winfull Group Holdings, Ltd.	528,000	6,687
Wing On Co. International, Ltd.	46,000	146,626
Wing Tai Properties, Ltd.	232,000	160,642
Wonderful Sky Financial Group Holdings, Ltd. (a)	44,000	6,408
Xinyi Glass Holdings, Ltd.	20,000	21,016

Hong Kong—(Continued)
Yat Sing Holdings, Ltd. (a)	410,000	6,880
YGM Trading, Ltd.	46,000	43,281
YT Realty Group, Ltd.	43,002	12,707
YTO Express Holdings, Ltd.	18,000	6,018
Yunfeng Financial Group, Ltd. (a)	34,000	18,176
Zhaobangji Properties Holdings, Ltd. (a)	16,000	17,727

		16,707,529

Ireland—0.4%
Bank of Ireland Group plc	12,098	63,421
C&C Group plc	95,793	426,200
Cairn Homes plc (a)	19,293	26,353
Datalex plc	4,783	4,079
FBD Holdings plc	10,350	99,304
Glanbia plc	41,020	666,643
Greencore Group plc	133,987	372,668
Hostelworld Group plc	2,650	5,998
IFG Group plc (a)	44,002	105,073
Independent News & Media plc (a)	35,056	4,146
Irish Continental Group plc	22,664	112,369
Permanent TSB Group Holdings plc (a)	6,751	9,366
San Leon Energy plc (a)	15,061	7,220
Tarsus Group plc	19,110	104,067
UDG Healthcare plc	56,914	578,330

		2,585,237

Isle of Man—0.0%
Hansard Global plc	2,566	1,516
Strix Group plc	27,212	55,172

		56,688

Israel—1.3%
Adgar Investment and Development, Ltd.	7,358	13,294
ADO Group, Ltd. (a)	4,642	69,653
Afcon Holdings, Ltd.	771	37,139
Africa Israel Properties, Ltd. (a)	4,653	150,024
Africa Israel Residences, Ltd.	880	18,346
Airport City, Ltd. (a)	24,304	446,302
Allot, Ltd. (a)	10,216	72,889
Alony Hetz Properties & Investments, Ltd.	13,483	175,040
Alrov Properties and Lodgings, Ltd.	3,141	117,653
Amot Investments, Ltd.	25,066	166,602
Arad, Ltd.	2,224	29,825
Arko Holdings, Ltd. (a)	99,131	39,646
Ashtrom Group, Ltd.	3,487	26,874
Ashtrom Properties, Ltd.	11,444	61,918
Atreyu Capital Markets, Ltd.	2,021	26,540
AudioCodes, Ltd.	7,905	119,905
Avgol Industries 1953, Ltd. (a)	27,883	29,065
Azorim-Investment Development & Construction Co., Ltd. (a)	23,712	29,217
Bayside Land Corp.	205	108,419
Bet Shemesh Engines Holdings, Ltd.	2,139	58,409
Big Shopping Centers, Ltd. (a)	1,031	74,547
BioLine RX, Ltd. (a)	16,296	6,112
Blue Square Real Estate, Ltd.	1,674	72,929

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Brainsway, Ltd. (a)	2,193	$11,381
Camtek, Ltd.	5,058	43,414
Cellcom Israel, Ltd. (a)	13,058	37,467
Ceragon Networks, Ltd. (a) (b) (d)	14,799	43,361
Clal Biotechnology Industries, Ltd. (a)	17,579	10,322
Clal Insurance Enterprises Holdings, Ltd. (a)	7,114	118,728
Cohen Development Gas & Oil, Ltd.	767	18,281
Compugen, Ltd. (a)	18,461	73,069
Danel Adir Yeoshua, Ltd.	1,227	80,100
Delek Automotive Systems, Ltd.	10,535	48,592
Delek Group, Ltd.	453	77,976
Delta-Galil Industries, Ltd.	4,030	118,713
Dexia Israel Bank, Ltd.	150	31,344
Direct Insurance Financial Investments, Ltd.	5,852	64,654
Dor Alon Energy in Israel, Ltd.	766	12,452
El Al Israel Airlines (a)	77,291	20,098
Electra Consumer Products 1970, Ltd.	3,289	40,253
Electra Real Estate, Ltd. (a)	4,280	16,347
Electra, Ltd.	652	183,063
Elron Electronic Industries, Ltd. (a)	7,585	12,375
Energix-Renewable Energies, Ltd. (a)	36,656	73,975
Enlight Renewable Energy, Ltd. (a)	95,911	75,962
Equital, Ltd. (a)	7,709	241,973
Evogene, Ltd. (a)	5,090	7,994
First International Bank of Israel, Ltd. (a)	6,630	167,859
FMS Enterprises Migun, Ltd.	1,438	36,090
Formula Systems 1985, Ltd.	2,928	150,944
Fox Wizel, Ltd.	2,684	76,919
Gilat Satellite Networks, Ltd.	9,844	84,392
Hadera Paper, Ltd.	1,104	75,853
Hamlet Israel-Canada, Ltd.	1,610	28,932
Harel Insurance Investments & Financial Services, Ltd.	37,219	279,400
Hilan, Ltd.	4,800	156,347
IDI Insurance Co., Ltd.	2,042	79,897
IES Holdings, Ltd.	569	33,479
Industrial Buildings Corp., Ltd. (a)	50,025	99,227
Inrom Construction Industries, Ltd.	15,928	55,884
Intercure, Ltd. (a)	10,321	21,087
Israel Canada T.R., Ltd.	23,885	27,704
Israel Land Development Co., Ltd. (The)	3,950	35,582
Isras Investment Co., Ltd.	454	71,361
Issta Lines, Ltd.	1,175	20,372
Itamar Medical, Ltd. (a)	5,429	1,812
Kamada, Ltd. (a)	11,729	63,401
Kerur Holdings, Ltd.	1,544	40,522
Klil Industries, Ltd.	315	26,583
Maabarot Products, Ltd.	3,435	35,600
Magic Software Enterprises, Ltd.	9,462	85,868
Malam - Team, Ltd.	335	42,122
Matrix IT, Ltd.	10,787	155,438
Maytronics, Ltd.	14,096	97,355
Mediterranean Towers, Ltd.	731	1,485
Mega Or Holdings, Ltd.	4,941	91,101
Meitav Dash Investments, Ltd.	8,613	31,354
Melisron, Ltd.	2,418	130,314
Menora Mivtachim Holdings, Ltd.	11,310	171,961
Migdal Insurance & Financial Holding, Ltd.	74,479	78,115

Israel—(Continued)
Mivtach Shamir Holdings, Ltd.	1,966	32,955
Naphtha Israel Petroleum Corp., Ltd.	14,775	96,531
Nawi Brothers, Ltd. (a)	4,888	28,856
Neto ME Holdings, Ltd.	788	67,028
Nova Measuring Instruments, Ltd. (a)	8,789	219,607
NR Spuntech Industries, Ltd.	3,848	9,585
Oil Refineries, Ltd. (a)	418,554	214,812
One Software Technologies, Ltd.	900	49,281
OPC Energy, Ltd.	7,174	56,968
Partner Communications Co., Ltd. (a)	29,635	126,763
Paz Oil Co., Ltd.	2,185	307,234
Perion Network, Ltd. (a)	1,082	3,015
Phoenix Holdings, Ltd. (The)	20,176	122,276
Plasson Industries, Ltd.	1,729	73,573
Priortech, Ltd. (a)	1,133	12,381
Rami Levi Chain Stores Hashikma Marketing, Ltd.	2,198	114,641
Redhill Biopharma, Ltd. (a)	52,754	34,059
Scope Metals Group, Ltd.	1,844	43,248
Shapir Engineering & Industry, Ltd.	27,416	100,454
Shikun & Binui, Ltd.	73,332	213,952
Shufersal, Ltd.	36,453	242,849
Summit Real Estate Holdings, Ltd.	6,446	62,244
Suny Cellular Communication, Ltd. (a)	16,495	8,836
Tadiran Holdings, Ltd.	568	18,444
Union Bank of Israel (a)	7,545	35,885
YH Dimri Construction & Development, Ltd.	1,237	24,100

		8,286,179

Italy—4.0%
A/S Roma S.p.A. (a)	31,585	18,101
A2A S.p.A.	414,700	719,059
ACEA S.p.A.	23,394	445,102
Aeffe S.p.A. (a)	11,359	23,345
Amplifon S.p.A.	30,504	712,937
Anima Holding S.p.A.	75,475	256,438
Aquafil S.p.A.	3,537	33,342
Arnoldo Mondadori Editore S.p.A. (a)	63,913	115,093
Ascopiave S.p.A.	28,294	121,614
Autogrill S.p.A.	41,121	430,573
Autostrade Meridionali S.p.A.	381	13,873
Avio S.p.A.	4,587	75,663
Azimut Holding S.p.A. (e)	40,388	777,514
B&C Speakers S.p.A.	1,431	19,526
Banca Carige S.p.A. (a) (b) (d)	156,432	196
Banca Farmafactoring S.p.A.	30,879	171,846
Banca Finnat Euramerica S.p.A.	50,851	17,324
Banca Generali S.p.A.	18,858	543,484
Banca IFIS S.p.A.	7,714	104,210
Banca Mediolanum S.p.A.	8,269	60,882
Banca Popolare dell’Emilia Romagna SC (e)	202,667	825,712
Banca Popolare di Sondrio Scarl	173,614	385,313
Banca Profilo S.p.A.	117,883	20,602
Banca Sistema S.p.A.	9,271	12,524
Banco BPM S.p.A. (a) (e)	488,208	993,703
Banco di Desio e della Brianza S.p.A.	20,306	44,128
BasicNet S.p.A.	7,658	41,374

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
BE	29,207	$33,004
Biesse S.p.A. (e)	6,021	77,228
Brembo S.p.A. (e)	45,165	520,284
Brunello Cucinelli S.p.A.	9,914	334,363
Buzzi Unicem S.p.A.	27,815	563,401
Cairo Communication S.p.A.	24,474	73,526
Cementir Holding S.p.A.	21,979	159,245
Cerved Group S.p.A.	48,374	428,400
CIR-Compagnie Industriali Riunite S.p.A.	157,057	167,987
Credito Emiliano S.p.A.	35,381	170,535
Credito Valtellinese S.p.A. (a)	2,927,424	188,076
d’Amico International Shipping S.A. (a)	115,150	12,295
Danieli & C Officine Meccaniche S.p.A.	4,846	88,685
Datalogic S.p.A.	8,028	159,021
De’Longhi S.p.A.	18,916	382,082
DeA Capital S.p.A.	32,300	46,824
DiaSorin S.p.A.	6,231	723,406
doBank S.p.A.	5,568	73,985
El.En. S.p.A.	2,807	58,233
Elica S.p.A. (a)	11,044	25,303
Emak S.p.A. (e)	23,063	25,738
Enav S.p.A.	45,852	260,200
ERG S.p.A.	21,603	442,166
Esprinet S.p.A.	14,507	52,881
Eurotech S.p.A. (a)	13,076	72,111
Falck Renewables S.p.A.	49,296	206,953
Fiera Milano S.p.A.	10,587	44,651
Fincantieri S.p.A. (a)	93,136	104,316
FNM S.p.A.	55,327	31,219
Geox S.p.A. (e)	34,378	49,880
Gruppo Editoriale L’Espresso S.p.A. (a) (e)	52,528	17,710
Gruppo MutuiOnline S.p.A.	7,677	136,647
Hera S.p.A.	272,570	1,043,197
IMMSI S.p.A. (a)	100,436	62,431
Industria Macchine Automatiche S.p.A. (e)	5,461	452,377
Infrastrutture Wireless Italiane S.p.A.	15,225	148,992
Intek Group S.p.A. (a)	80,757	28,467
Interpump Group S.p.A.	22,700	697,233
Iren S.p.A.	231,134	600,209
Italgas S.p.A.	151,950	1,020,162
Italmobiliare S.p.A.	3,185	76,779
IVS Group S.A.	3,278	37,833
Juventus Football Club S.p.A. (a) (e)	147,435	247,120
La Doria S.p.A.	3,877	40,065
Leonardo S.p.A.	16,073	203,693
LU-VE S.p.A.	1,991	25,680
Maire Tecnimont S.p.A. (e)	42,334	137,200
MARR S.p.A.	13,428	306,143
Massimo Zanetti Beverage Group S.p.A.	3,423	22,808
Mediaset S.p.A. (a) (e)	192,042	627,817
Openjobmetis S.p.A. agenzia per il lavoro	1,209	9,896
OVS S.p.A. (a) (e)	43,274	74,123
Piaggio & C S.p.A.	71,430	209,531
Prima Industrie S.p.A.	1,853	31,437
Prysmian S.p.A.	802	16,552
RAI Way S.p.A.	21,139	126,436
Reno de Medici S.p.A.	46,743	32,848

Italy—(Continued)
Reply S.p.A.	6,572	447,303
Retelit S.p.A.	36,769	58,622
Rizzoli Corriere Della Sera Mediagroup S.p.A.	39,016	41,348
Sabaf S.p.A.	3,059	47,484
SAES Getters S.p.A.	951	22,181
Safilo Group S.p.A. (a)	12,212	12,803
Saipem S.p.A. (a)	191,240	955,154
Salini Impregilo S.p.A. (a) (e)	70,140	141,548
Salvatore Ferragamo S.p.A. (e)	16,352	389,315
Saras S.p.A.	155,019	233,014
Servizi Italia S.p.A.	1,701	5,996
Sesa S.p.A.	2,065	66,686
Societa Cattolica di Assicurazioni SC	61,974	554,252
Societa Iniziative Autostradali e Servizi S.p.A.	25,981	481,846
Sogefi S.p.A. (a) (e)	24,822	35,197
SOL S.p.A.	11,001	139,273
Tamburi Investment Partners S.p.A.	36,575	233,317
Technogym S.p.A.	25,428	283,116
Tinexta S.p.A. (a)	6,919	103,423
Tiscali S.p.A. (a)	802,477	10,603
Tod’s S.p.A. (e)	3,954	184,589
Trevi Finanziaria Industriale S.p.A. (a)	31,414	8,856
TXT e-solutions S.p.A.	980	9,127
Uni Land S.p.A. (a) (b) (d)	4,937	0
Unieuro S.p.A.	3,192	51,105
Unione di Banche Italiane S.p.A. (e)	325,151	887,350
Unipol Gruppo Finanziario S.p.A.	136,625	664,004
UnipolSai Assicurazioni S.p.A.	113,501	291,094
Zignago Vetro S.p.A.	11,476	138,979

		25,490,447

Japan—22.5%
77 Bank, Ltd. (The)	15,300	225,629
A&A Material Corp.	1,200	11,351
A&D Co., Ltd.	6,000	44,100
A/S One Corp.	2,900	240,631
Abist Co., Ltd.	600	14,173
Achilles Corp.	6,500	118,649
Ad-sol Nissin Corp.	900	13,059
Adastria Co., Ltd.	9,240	198,308
ADEKA Corp.	26,000	385,307
Adtec Plasma Technology Co., Ltd.	600	4,111
Advan Co., Ltd.	6,700	65,947
Advance Create Co., Ltd.	800	12,893
Advanex, Inc.	900	14,155
Advantage Risk Management Co., Ltd.	1,300	8,404
Adventure, Inc.	600	20,450
Aeon Delight Co., Ltd.	2,500	74,130
Aeon Fantasy Co., Ltd.	2,400	49,843
Aeon Hokkaido Corp.	2,600	17,644
Aeria, Inc. (a)	2,200	17,344
Ahresty Corp.	9,200	47,661
Ai Holdings Corp.	12,200	197,469
Aichi Bank, Ltd. (The)	2,600	89,184
Aichi Corp.	10,800	69,898
Aichi Steel Corp.	4,300	125,518

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Aichi Tokei Denki Co., Ltd.	1,900	$73,352
Aida Engineering, Ltd.	20,700	160,392
Aiful Corp. (a)	86,000	176,113
Aiphone Co., Ltd.	4,600	68,819
Airport Facilities Co., Ltd.	7,500	35,184
Aisan Industry Co., Ltd.	10,400	65,699
AIT Corp.	2,200	20,125
Aizawa Securities Co., Ltd.	13,800	79,544
Ajis Co., Ltd.	500	14,790
Akatsuki, Inc.	500	26,973
Akebono Brake Industry Co., Ltd. (a)	32,600	31,841
Akita Bank, Ltd. (The)	6,200	117,419
Albis Co., Ltd.	800	17,100
Alconix Corp.	6,400	84,699
Alinco, Inc.	5,800	52,204
Allied Telesis Holdings KK (a)	13,900	9,046
Alpen Co., Ltd. (e)	7,000	99,176
Alpha Corp.	2,200	24,701
Alpha Systems, Inc.	3,140	81,491
Alps Logistics Co., Ltd.	6,000	42,343
Altech Corp.	5,720	87,269
Amano Corp.	12,700	351,346
Amiyaki Tei Co., Ltd.	1,100	34,216
Amuse, Inc.	800	18,404
Anabuki Kosan, Inc.	400	10,576
Anest Iwata Corp.	10,400	92,835
Anicom Holdings, Inc.	4,500	161,546
AOI Electronics Co., Ltd.	1,100	22,248
AOI TYO Holdings, Inc.	6,428	41,020
AOKI Holdings, Inc.	15,900	157,711
Aomori Bank, Ltd. (The)	6,900	169,305
Aoyama Trading Co., Ltd.	14,500	284,757
Aoyama Zaisan Networks Co., Ltd.	1,400	18,433
Apaman Co., Ltd.	2,100	15,003
Arakawa Chemical Industries, Ltd.	6,600	86,245
Arata Corp.	4,200	143,077
Araya Industrial Co., Ltd.	2,600	36,283
Arcland Sakamoto Co., Ltd.	10,600	130,090
Arcland Service Holdings Co., Ltd.	2,800	48,060
Arcs Co., Ltd.	13,364	267,114
Arealink Co., Ltd.	3,100	27,573
Argo Graphics, Inc.	5,600	123,631
Arisawa Manufacturing Co., Ltd.	14,300	117,993
Arrk Corp. (a)	22,600	21,328
Artnature, Inc.	5,000	29,261
Asahi Broadcasting Corp.	2,400	15,928
Asahi Co., Ltd.	4,500	50,834
Asahi Diamond Industrial Co., Ltd.	21,200	129,911
Asahi Holdings, Inc.	9,000	182,785
Asahi Kogyosha Co., Ltd.	1,700	46,011
Asahi Net, Inc.	5,000	34,025
Asahi Printing Co., Ltd.	400	3,863
ASAHI YUKIZAI Corp.	5,000	64,323
Asahipen Corp.	400	6,332
Asante, Inc.	800	15,607
Asanuma Corp.	2,400	77,390
Asax Co., Ltd.	5,400	28,043

Japan—(Continued)
Ashimori Industry Co., Ltd.	1,600	24,114
ASKA Pharmaceutical Co., Ltd.	7,500	87,628
ASKUL Corp.	1,400	29,978
Asukanet Co., Ltd.	1,300	17,281
Asunaro Aoki Construction Co., Ltd.	5,800	43,656
Ateam, Inc.	2,900	30,664
Atom Corp.	19,200	170,094
Atrae, Inc. (a)	1,200	28,212
Atsugi Co., Ltd.	6,100	49,998
Aucfan Co., Ltd. (a)	1,700	13,810
Aucnet, Inc.	700	8,277
Autobacs Seven Co., Ltd.	22,700	374,858
Avant Corp.	1,000	18,772
Avex, Inc.	12,000	152,604
Awa Bank, Ltd. (The)	14,600	348,962
Axell Corp. (a)	3,800	21,895
Axial Retailing, Inc.	5,100	175,538
Azia Co., Ltd.	1,500	16,401
Bando Chemical Industries, Ltd.	15,400	145,758
Bank of Iwate, Ltd. (The)	6,000	156,204
Bank of Kochi, Ltd. (The)	1,600	11,167
Bank of Nagoya, Ltd. (The) (e)	5,400	170,519
Bank of Okinawa, Ltd. (The)	9,160	279,408
Bank of Saga, Ltd. (The)	6,100	87,449
Bank of the Ryukyus, Ltd.	15,800	169,222
Baroque Japan, Ltd.	1,100	9,075
BayCurrent Consulting, Inc.	3,700	143,769
Beenos, Inc.	1,100	17,163
Belc Co., Ltd.	2,800	135,980
Bell System24 Holdings, Inc.	7,900	109,399
Belluna Co., Ltd.	13,800	94,353
Bengo4.com, Inc. (a)	1,200	59,223
Billing System Corp.	1,000	10,118
Biofermin Pharmaceutical Co., Ltd.	500	10,451
BML, Inc.	7,600	216,224
Bookoff Group Holdings, Ltd.	4,700	46,950
Bourbon Corp.	600	9,405
BP Castrol KK	2,600	33,036
Br Holdings Corp.	7,400	22,903
BrainPad, Inc. (a)	1,100	65,516
Broadleaf Co., Ltd.	24,600	121,793
BRONCO BILLY Co., Ltd.	2,400	48,626
Bull-Dog Sauce Co., Ltd.	600	12,454
Bunka Shutter Co., Ltd.	19,000	144,301
Business Brain Showa-Ota, Inc.	800	16,506
C Uyemura & Co., Ltd.	2,800	160,261
C.I. Takiron Corp.	18,000	112,674
CAC Holdings Corp.	6,200	86,501
Can Do Co., Ltd.	3,500	51,730
Canare Electric Co., Ltd.	800	13,944
Canon Electronics, Inc.	7,400	124,677
Capital Asset Planning, Inc.	800	10,057
Career Design Center Co., Ltd.	1,600	23,391
CareerIndex, Inc. (a)	1,600	12,127
Carlit Holdings Co., Ltd.	7,300	42,814
Carta Holdings, Inc.	3,200	38,896
Cawachi, Ltd.	5,700	105,442

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Central Automotive Products, Ltd.	2,300	$39,182
Central Glass Co., Ltd.	15,000	333,771
Central Security Patrols Co., Ltd.	1,600	74,079
Central Sports Co., Ltd.	2,400	69,185
Ceres, Inc.	1,100	19,419
Charm Care Corp.	1,600	24,722
Chiba Kogyo Bank, Ltd. (The)	16,000	39,542
Chikaranomoto Holdings Co., Ltd.	1,000	6,674
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	34,480
CHIMNEY Co., Ltd.	1,400	30,712
Chino Corp.	2,700	32,063
Chiyoda Co., Ltd.	5,800	84,890
Chiyoda Integre Co., Ltd.	4,600	84,572
Chofu Seisakusho Co., Ltd.	5,700	113,182
Chori Co., Ltd.	5,000	79,759
Choushimaru Co., Ltd.	1,200	12,565
Chubu Shiryo Co., Ltd.	7,900	89,631
Chudenko Corp.	8,600	179,027
Chuetsu Pulp & Paper Co., Ltd.	3,500	47,381
Chugai Mining Co., Ltd. (a)	68,200	12,652
Chugai Ro Co., Ltd.	2,900	43,595
Chugoku Bank, Ltd. (The)	3,500	30,947
Chugoku Marine Paints, Ltd.	22,000	189,254
Chukyo Bank, Ltd. (The)	3,900	80,374
Chuo Gyorui Co., Ltd.	200	4,914
Chuo Spring Co., Ltd.	1,400	37,995
Citizen Watch Co., Ltd.	46,700	240,141
CKD Corp.	17,300	176,318
Cleanup Corp.	7,300	37,398
CMIC Holdings Co., Ltd.	3,900	74,654
CMK Corp.	18,200	106,107
Coco’s Japan Co., Ltd.	1,800	24,834
Cocokara fine, Inc.	5,700	295,906
COLOPL, Inc.	11,000	66,558
Colowide Co., Ltd.	14,200	272,236
Como Co., Ltd.	400	8,548
Computer Engineering & Consulting, Ltd.	9,600	211,775
Computer Institute of Japan, Ltd.	2,000	18,671
Comture Corp.	2,700	96,400
CONEXIO Corp.	4,600	58,443
Core Corp.	2,500	37,687
Corona Corp.	5,600	51,173
Cosel Co., Ltd.	9,900	105,791
Cosmo Energy Holdings Co., Ltd.	11,100	251,160
Cosmos Initia Co., Ltd.	3,500	16,224
Cota Co., Ltd.	2,640	27,978
CRE, Inc.	1,500	14,342
Create Medic Co., Ltd.	1,800	15,304
Create Restaurants Holdings, Inc.	9,500	118,368
Create SD Holdings Co., Ltd.	6,000	140,975
Creek & River Co., Ltd.	1,300	14,382
Cresco, Ltd.	2,000	64,301
CRI Middleware Co., Ltd. (a)	800	16,560
CTI Engineering Co., Ltd.	4,800	66,939
CTS Co., Ltd.	8,900	56,637
Cube System, Inc.	4,700	34,290
Cyber Com Co., Ltd.	1,100	19,912

Japan—(Continued)
Cyberstep, Inc. (a)	1,200	9,870
Cybozu, Inc.	6,400	72,570
Dai Nippon Toryo Co., Ltd.	9,400	90,874
Dai-Dan Co., Ltd.	6,000	127,987
Dai-ichi Seiko Co., Ltd.	3,100	35,975
Daibiru Corp.	19,800	184,547
Daido Kogyo Co., Ltd.	2,000	15,551
Daido Metal Co., Ltd.	11,200	68,931
Daido Steel Co., Ltd.	4,000	152,124
Daidoh, Ltd.	10,800	28,163
Daihatsu Diesel Manufacturing Co., Ltd.	9,000	56,758
Daihen Corp.	7,200	206,979
Daiho Corp.	5,000	125,499
Daiichi Jitsugyo Co., Ltd.	2,800	80,151
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	39,781
Daiken Corp.	4,800	98,119
Daiken Medical Co., Ltd.	4,400	25,130
Daiki Aluminium Industry Co., Ltd.	9,000	63,133
Daiki Axis Co., Ltd.	1,300	10,285
Daiko Denshi Tsushin, Ltd.	1,300	6,452
Daikoku Denki Co., Ltd.	2,700	32,419
Daikokutenbussan Co., Ltd.	1,900	60,511
Daikyonishikawa Corp.	7,700	61,307
Dainichi Co., Ltd.	4,100	23,262
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	5,000	140,707
Daio Paper Corp.	14,000	165,100
Daiseki Co., Ltd.	10,700	268,325
Daiseki Eco. Solution Co., Ltd.	2,400	13,953
Daishi Hokuetsu Financial Group, Inc.	15,100	387,692
Daishinku Corp.	2,600	27,382
Daisue Construction Co., Ltd.	2,300	19,789
Daito Bank, Ltd. (The)	5,200	26,479
Daito Pharmaceutical Co., Ltd.	3,960	121,254
Daitron Co., Ltd.	2,400	27,395
Daiwa Industries, Ltd.	11,000	114,805
Daiwabo Holdings Co., Ltd.	6,100	290,977
Daiyu Lic Holdings Co., Ltd.	1,700	13,600
DCM Holdings Co., Ltd.	37,900	372,577
DD Holdings Co., Ltd.	1,500	29,697
Dear Life Co., Ltd.	4,700	19,292
Denki Kogyo Co., Ltd.	4,200	124,531
Densan System Co., Ltd.	1,700	51,868
Denyo Co., Ltd.	4,800	64,527
Descente, Ltd.	5,100	89,690
Dexerials Corp.	15,300	98,687
Digital Arts, Inc.	2,600	229,697
Digital Information Technologies Corp.	1,300	21,678
Dip Corp.	8,100	135,915
DKK-Toa Corp.	1,500	11,771
DKS Co., Ltd.	3,600	119,549
DMG Mori Co., Ltd. (e)	27,200	437,606
DMW Corp.	700	13,693
Doshisha Co., Ltd.	8,200	129,313
Double Standard, Inc.	700	28,084
Doutor Nichires Holdings Co., Ltd.	11,500	218,046
Dowa Holdings Co., Ltd.	4,400	141,684
DSB Co., Ltd.	5,300	24,639

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
DTS Corp.	13,200	$275,642
Duskin Co., Ltd.	13,700	360,604
DyDo Group Holdings, Inc.	2,700	115,848
Dynic Corp.	3,200	21,910
E-Guardian, Inc.	2,400	41,196
Eagle Industry Co., Ltd.	7,800	76,313
Earth Corp.	600	26,870
EAT&Co, Ltd.	1,400	21,124
Ebara Jitsugyo Co., Ltd.	2,500	46,102
Ebase Co., Ltd.	1,400	14,581
Eco’s Co., Ltd.	800	10,315
EDION Corp.	28,900	268,809
EF-ON, Inc.	4,100	30,511
eGuarantee, Inc.	8,200	98,620
Ehime Bank, Ltd. (The)	11,400	110,093
Eidai Co., Ltd.	10,000	30,548
Eiken Chemical Co., Ltd.	9,200	146,106
Eizo Corp.	6,300	223,878
Elan Corp.	3,200	52,486
Elecom Co., Ltd.	5,100	172,927
Elematec Corp.	8,000	76,069
EM Systems Co., Ltd.	4,500	68,917
en-japan, Inc.	7,300	285,214
Endo Lighting Corp.	2,600	17,760
Enigmo, Inc. (a)	3,200	72,054
Enplas Corp.	3,400	101,141
Enshu, Ltd.	2,300	24,179
EPS Holdings, Inc.	7,900	122,943
eRex Co., Ltd.	8,000	85,726
ES-Con Japan, Ltd.	7,900	49,067
Escrow Agent Japan, Inc.	5,100	12,334
ESPEC Corp.	7,100	154,859
Evolable Asia Corp. (a)	1,800	39,278
Excel Co., Ltd.	2,500	35,230
Exedy Corp.	11,600	243,577
Extreme Co., Ltd.	700	11,745
F&M Co., Ltd.	1,600	17,848
F-Tech, Inc.	3,600	25,169
F@N Communications, Inc.	9,600	50,073
Faith, Inc.	2,680	25,014
FALCO HOLDINGS Co., Ltd.	3,100	48,754
FCC Co., Ltd.	12,600	264,420
FDK Corp. (a)	2,500	20,561
Feed One Co., Ltd.	41,380	71,525
Ferrotec Holdings Corp.	10,400	82,529
FFRI, Inc. (a)	1,000	45,412
FIDEA Holdings Co., Ltd.	62,510	66,642
Fields Corp.	6,000	28,122
Financial Products Group Co., Ltd.	20,000	165,649
FINDEX, Inc.	3,900	31,914
First Brothers Co., Ltd.	900	8,202
First Juken Co., Ltd.	3,400	37,249
First-corp, Inc.	1,600	11,595
Fixstars Corp.	2,700	49,854
FJ Next Co., Ltd.	2,300	22,222
Forval Corp.	1,900	15,783
Foster Electric Co., Ltd.	8,800	127,024

Japan—(Continued)
France Bed Holdings Co., Ltd.	9,300	83,520
Freebit Co., Ltd.	2,100	23,182
Freund Corp.	2,400	19,268
Fronteo, Inc.	6,000	19,641
FTGroup Co., Ltd.	1,500	20,610
Fudo Tetra Corp.	6,030	73,264
Fuji Co., Ltd.	6,700	113,155
Fuji Corp.	12,100	154,349
Fuji Corp., Ltd.	8,600	58,121
Fuji Corp/Miyagi	600	11,548
Fuji Kyuko Co., Ltd.	3,900	140,718
Fuji Oil Co., Ltd.	21,100	51,670
Fuji Pharma Co., Ltd.	4,600	59,515
Fuji Seal International, Inc.	2,700	82,879
Fujibo Holdings, Inc.	3,700	79,695
Fujicco Co., Ltd.	7,100	134,372
Fujikura Kasei Co., Ltd.	9,500	49,702
Fujikura Rubber, Ltd.	5,800	22,543
Fujikura, Ltd.	69,700	262,756
Fujimi, Inc.	900	18,457
Fujimori Kogyo Co., Ltd.	4,800	128,605
Fujio Food System Co., Ltd.	600	14,352
Fujisash Co., Ltd.	24,500	19,592
Fujishoji Co., Ltd.	1,300	11,424
Fujita Kanko, Inc.	2,000	50,186
Fujitec Co., Ltd.	19,500	255,504
Fujitsu Frontech, Ltd.	4,500	42,116
Fujitsu General, Ltd.	15,200	242,171
Fujiya Co., Ltd.	2,000	36,171
FuKoKu Co., Ltd.	5,100	34,310
Fukuda Corp.	1,600	68,105
Fukuda Denshi Co., Ltd.	300	20,171
Fukui Bank, Ltd. (The)	9,200	119,882
Fukui Computer Holdings, Inc.	2,700	62,524
Fukushima Bank, Ltd. (The)	11,200	26,029
Fukushima Industries Corp.	4,200	138,347
Fukuyama Transporting Co., Ltd.	5,000	181,424
FULLCAST Holdings Co., Ltd.	5,500	117,374
Funai Electric Co., Ltd. (a)	7,900	57,628
Funai Soken Holdings, Inc.	10,770	261,185
Furukawa Battery Co., Ltd. (The)	5,000	29,938
Furukawa Co., Ltd.	10,500	136,461
Furukawa Electric Co., Ltd.	600	17,744
Furuno Electric Co., Ltd.	10,500	98,638
Furusato Industries, Ltd.	3,700	48,614
Furuya Metal Co., Ltd.	400	12,373
Furyu Corp.	2,400	25,354
Fuso Chemical Co., Ltd.	4,600	91,559
Fuso Pharmaceutical Industries, Ltd.	2,600	44,948
Futaba Corp.	10,200	133,209
Futaba Industrial Co., Ltd.	19,600	107,511
Future Corp.	8,400	165,890
Fuyo General Lease Co., Ltd.	5,600	319,466
G-7 Holdings, Inc.	1,400	39,293
G-Tekt Corp.	7,700	109,172
Gakken Holdings Co., Ltd.	1,600	75,452
Gakkyusha Co., Ltd.	1,700	19,733

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Gakujo Co., Ltd.	1,700	$18,795
GCA Corp.	5,800	37,044
Gecoss Corp.	4,600	40,664
Genki Sushi Co., Ltd.	1,600	46,003
Genky DrugStores Co., Ltd.	2,400	57,716
Geo Holdings Corp.	12,300	157,704
Gfoot Co., Ltd.	2,100	12,515
Giken, Ltd.	3,500	109,896
GL Sciences, Inc.	1,000	12,880
GLOBERIDE, Inc.	3,500	108,871
Glory, Ltd.	8,900	236,696
GMO Click Holdings, Inc.	4,300	25,360
GMO Cloud K.K.	700	19,693
GMO internet, Inc.	10,700	194,440
Godo Steel, Ltd.	4,100	75,032
Goldcrest Co., Ltd.	7,230	127,619
Golf Digest Online, Inc.	900	5,048
Grace Technology, Inc.	900	21,712
Grandy House Corp.	3,600	15,650
Gree, Inc.	26,400	123,069
Greens Co., Ltd.	1,000	14,106
GS Yuasa Corp.	13,200	256,575
GSI Creos Corp.	2,800	30,659
Gun-Ei Chemical Industry Co., Ltd.	1,800	40,548
Gunma Bank, Ltd. (The)	4,600	16,161
Gunosy, Inc. (a)	3,100	52,147
Gunze, Ltd.	6,900	297,397
Gurunavi, Inc.	8,500	52,587
H-One Co., Ltd.	6,000	42,554
H2O Retailing Corp.	18,900	218,231
HABA Laboratories, Inc.	700	54,047
Hagihara Industries, Inc.	4,000	48,695
Hakudo Co., Ltd.	1,500	18,875
Hakuto Co., Ltd.	5,900	66,255
Hakuyosha Co., Ltd.	800	21,104
Halows Co., Ltd.	600	12,319
Hamakyorex Co., Ltd.	5,600	197,910
Hamee Corp.	1,800	12,106
Hanwa Co., Ltd.	12,800	345,531
Happinet Corp.	5,000	61,375
Hard Off Corp. Co., Ltd.	3,700	23,115
Harima Chemicals Group, Inc.	7,100	68,026
Haruyama Holdings, Inc.	5,400	39,861
Hazama Ando Corp.	54,490	365,199
Hearts United Group Co., Ltd.	2,600	25,344
Heiwa Real Estate Co., Ltd.	14,400	294,618
Heiwado Co., Ltd.	11,200	199,032
Helios Techno Holding Co., Ltd.	2,900	16,766
HI-LEX Corp.	7,700	124,572
Hibiya Engineering, Ltd.	7,800	136,026
Hiday Hidaka Corp.	6,396	122,769
Himaraya Co., Ltd.	2,600	20,120
Hinokiya Group Co., Ltd.	1,500	29,693
Hioki EE Corp.	2,300	74,775
Hirakawa Hewtech Corp.	800	8,966
Hiramatsu, Inc.	14,800	48,294
Hirano Tecseed Co., Ltd.	500	7,793

Japan—(Continued)
Hirata Corp.	1,700	98,420
Hirose Tusyo, Inc.	300	5,136
Hiroshima Gas Co., Ltd.	3,600	11,046
Hisaka Works, Ltd.	9,600	77,674
Hitachi Maxell, Ltd.	13,700	187,631
Hitachi Zosen Corp.	61,600	226,152
Hito Communications Holdings, Inc.	1,700	28,248
Hochiki Corp.	4,600	57,034
Hodogaya Chemical Co., Ltd.	1,800	48,608
Hogy Medical Co., Ltd.	7,100	210,300
Hokkaido Electric Power Co., Inc.	40,100	224,619
Hokkaido Gas Co., Ltd.	5,400	72,373
Hokkan Holdings, Ltd.	5,000	79,241
Hokko Chemical Industry Co., Ltd.	8,000	36,318
Hokkoku Bank, Ltd. (The)	10,100	283,530
Hokuetsu Corp.	47,900	259,066
Hokuetsu Industries Co., Ltd.	7,000	78,848
Hokuhoku Financial Group, Inc.	23,700	247,040
Hokuriku Electric Industry Co., Ltd.	2,800	24,809
Hokuriku Electric Power Co. (a)	43,600	316,404
Hokuriku Electrical Construction Co., Ltd.	3,000	24,266
Hokuriku Gas Co., Ltd.	1,000	26,296
Hokuto Corp.	7,100	119,783
Honda Tsushin Kogyo Co., Ltd.	6,100	27,610
Honeys Holdings Co., Ltd.	6,930	76,363
Honma Golf, Ltd.	27,000	23,437
Hoosiers Holdings Co., Ltd.	8,000	44,790
Hosiden Corp.	20,000	222,358
Hosokawa Micron Corp.	2,200	93,097
Hotland Co., Ltd. (a)	900	12,797
House Do Co., Ltd.	600	7,764
Howa Machinery, Ltd.	5,700	44,910
HUB Co., Ltd.	1,200	13,086
Hyakugo Bank, Ltd. (The)	88,000	272,538
Hyakujushi Bank, Ltd. (The)	9,800	196,423
I K K, Inc.	3,100	19,835
I’rom Group Co., Ltd.	2,700	38,642
I-Net Corp.	3,520	38,541
I.K Co., Ltd.	900	3,295
Ibiden Co., Ltd.	11,100	194,826
IBJ Leasing Co., Ltd.	7,200	180,676
IBJ, Inc.	4,900	41,027
Ichibanya Co., Ltd.	2,700	120,156
Ichigo, Inc.	60,000	176,520
Ichiken Co., Ltd.	2,400	36,944
Ichikoh Industries, Ltd.	9,000	59,608
ICHINEN HOLDINGS Co., Ltd.	7,400	76,429
Ichiyoshi Securities Co., Ltd.	12,600	85,365
Icom, Inc.	3,800	85,803
ID Holdings Corp.	2,600	28,128
Idec Corp.	7,500	141,184
IDOM, Inc.	20,400	54,848
Ihara Science Corp.	1,800	22,251
Iino Kaiun Kaisha, Ltd.	32,200	107,509
IJT Technology Holdings Co., Ltd.	9,000	42,097
Ikegami Tsushinki Co., Ltd.	2,600	26,780
Imagica Group, Inc.	4,500	26,041

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Imasen Electric Industrial	7,200	$61,715
Imuraya Group Co., Ltd.	2,200	41,853
Inaba Denki Sangyo Co., Ltd.	8,100	340,506
Inaba Seisakusho Co., Ltd.	2,100	27,545
Inabata & Co., Ltd.	17,700	227,070
Inageya Co., Ltd.	9,700	120,487
Ines Corp.	9,500	101,464
Infocom Corp.	8,000	182,541
Infomart Corp.	15,400	241,146
Information Services International-Dentsu, Ltd.	4,300	137,572
Innotech Corp.	8,200	65,269
Insource Co., Ltd.	1,000	23,927
Intage Holdings, Inc.	11,600	101,388
Intelligent Wave, Inc.	3,400	28,007
Inter Action Corp.	1,700	23,266
Internet Initiative Japan, Inc.	9,800	184,062
Inui Global Logistics Co., Ltd.	5,355	41,481
IR Japan Holdings, Ltd.	1,400	33,821
Iriso Electronics Co., Ltd.	5,000	252,458
Ise Chemicals Corp.	1,000	30,055
Iseki & Co., Ltd.	7,400	104,922
Ishihara Sangyo Kaisha, Ltd.	12,200	143,434
Ishii Iron Works Co., Ltd.	900	16,513
Ishizuka Glass Co., Ltd.	500	10,093
Isolite Insulating Products Co., Ltd.	2,900	12,221
Istyle, Inc. (a) (e)	9,800	68,100
ITbook Holdings Co., Ltd. (a)	3,900	11,424
Itfor, Inc.	6,800	52,042
Itochu Enex Co., Ltd.	19,400	155,663
Itochu-Shokuhin Co., Ltd.	2,400	103,438
Itoham Yonekyu Holdings, Inc.	2,600	17,687
Itoki Corp.	15,600	63,930
Itokuro, Inc. (a)	800	10,282
IwaiCosmo Holdings, Inc.	7,900	86,913
Iwaki & Co., Ltd.	9,000	40,950
Iwaki Co., Ltd.	1,300	12,987
Iwasaki Electric Co., Ltd.	2,500	29,411
Iwatani Corp.	9,600	333,450
Iwatsuka Confectionery Co., Ltd.	500	18,250
Iyo Bank, Ltd. (The)	16,000	80,960
J Trust Co., Ltd. (e)	14,700	66,084
J-Oil Mills, Inc.	4,000	144,089
JAC Recruitment Co., Ltd.	2,300	54,283
Jaccs Co., Ltd.	2,200	43,864
Jafco Co., Ltd.	7,900	290,088
Jalux, Inc.	2,400	61,279
Jamco Corp.	3,400	66,573
Janome Sewing Machine Co., Ltd.	7,099	29,598
Japan Asia Investment Co., Ltd. (a)	4,900	13,667
Japan Asset Marketing Co., Ltd. (a)	29,300	24,764
Japan Aviation Electronics Industry, Ltd.	12,000	176,761
Japan Best Rescue System Co., Ltd.	4,700	62,524
Japan Cash Machine Co., Ltd.	2,100	21,505
Japan Display, Inc. (a) (e)	81,900	54,357
Japan Elevator Service Holdings Co., Ltd.	3,400	86,271
Japan Foundation Engineering Co., Ltd.	10,200	31,834
Japan Investment Adviser Co., Ltd.	3,200	53,017

Japan—(Continued)
Japan Lifeline Co., Ltd.	14,200	230,393
Japan Material Co., Ltd.	11,900	170,357
Japan Meat Co., Ltd.	2,000	32,908
Japan Medical Dynamic Marketing, Inc.	5,200	69,427
Japan Oil Transportation Co., Ltd.	700	18,438
Japan Petroleum Exploration Co., Ltd.	10,200	238,394
Japan Property Management Center Co., Ltd.	2,000	20,617
Japan Pulp & Paper Co., Ltd.	3,700	122,917
Japan Securities Finance Co., Ltd.	11,300	57,714
Japan Steel Works, Ltd. (The)	13,000	218,107
Japan Transcity Corp.	12,000	52,597
Japan Wool Textile Co., Ltd. (The)	19,700	153,965
Jastec Co., Ltd.	5,100	46,129
JBCC Holdings, Inc.	7,000	94,673
JCU Corp.	6,400	117,657
Jeol, Ltd.	11,000	246,781
JFLA Holdings, Inc.	3,100	10,666
JIG-SAW, Inc. (a)	900	48,293
Jimoto Holdings, Inc.	67,900	60,597
JINS, Inc.	4,200	233,670
JK Holdings Co., Ltd.	5,600	29,020
JMS Co., Ltd.	7,500	48,273
Joban Kosan Co., Ltd.	1,700	25,537
Joshin Denki Co., Ltd.	7,000	138,397
Joyful Honda Co., Ltd.	4,900	56,154
JP-Holdings, Inc.	17,900	48,985
JSP Corp.	5,100	97,293
Juki Corp.	11,200	103,615
Juroku Bank, Ltd. (The)	12,200	248,983
Justsystems Corp.	6,200	202,093
JVC Kenwood Corp.	53,300	123,448
K&O Energy Group, Inc.	5,400	75,129
Kadokawa Dwango (a)	12,508	169,548
Kadoya Sesame Mills, Inc.	500	18,180
Kaga Electronics Co., Ltd.	7,200	104,034
Kakiyasu Honten Co., Ltd.	3,800	72,704
Kamakura Shinsho, Ltd.	2,400	31,382
Kameda Seika Co., Ltd.	4,100	183,161
Kamei Corp.	8,700	90,559
Kanaden Corp.	7,200	86,980
Kanagawa Chuo Kotsu Co., Ltd.	2,400	82,730
Kanamic Network Co., Ltd.	800	16,659
Kanamoto Co., Ltd.	8,800	228,252
Kandenko Co., Ltd.	8,200	68,612
Kanematsu Corp.	29,800	330,990
Kanematsu Electronics, Ltd.	3,900	108,069
Kanemi Co., Ltd.	100	2,881
Kansai Mirai Financial Group, Inc.	23,031	147,970
Kansai Super Market, Ltd.	2,000	20,085
Kanto Denka Kogyo Co., Ltd.	15,000	105,057
Kappa Create Co., Ltd.	4,400	55,691
Kasai Kogyo Co., Ltd.	8,600	63,377
Katakura & Co-op Agri Corp.	1,600	15,575
Katakura Industries Co., Ltd.	9,500	113,797
Kato Sangyo Co., Ltd.	7,100	216,016
Kato Works Co., Ltd.	3,800	70,955
Kawada Technologies, Inc.	1,500	111,925

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kawai Musical Instruments Manufacturing Co., Ltd.	2,600	$75,968
Kawasaki Kinkai Kisen Kaisha, Ltd.	700	17,513
Kawasaki Kisen Kaisha, Ltd. (a) (e)	16,100	196,111
Kawasumi Laboratories, Inc.	4,900	32,980
KeePer Technical Laboratory Co., Ltd.	1,500	19,133
Keihanshin Building Co., Ltd.	14,500	133,829
Keihin Co., Ltd./Minato-Ku Tokyo Japan	2,300	25,778
Keihin Corp.	15,600	224,111
Keiyo Bank, Ltd. (The)	44,500	260,767
Keiyo Co., Ltd.	14,400	61,945
Kenedix, Inc.	59,200	295,396
Kenko Mayonnaise Co., Ltd.	4,100	85,540
KEY Coffee, Inc.	6,700	131,197
KFC Holdings Japan, Ltd.	4,000	74,050
KH Neochem Co., Ltd.	7,500	184,289
Ki-Star Real Estate Co., Ltd.	1,300	19,828
Kimoto Co., Ltd.	14,900	22,370
Kimura Chemical Plants Co., Ltd.	3,300	10,977
King Jim Co., Ltd.	5,800	43,902
Kinki Sharyo Co., Ltd. (The) (a)	1,200	19,695
Kintetsu Department Store Co., Ltd.	1,900	56,295
Kintetsu World Express, Inc.	10,800	141,221
Kirindo Holdings Co., Ltd.	2,500	39,878
Kissei Pharmaceutical Co., Ltd.	8,100	202,809
Kita-Nippon Bank, Ltd. (The)	2,900	45,606
Kitagawa Iron Works Co., Ltd.	3,100	60,572
Kitano Construction Corp.	1,400	33,525
Kitanotatsujin Corp. (e)	7,600	39,683
Kito Corp.	5,900	91,293
Kitz Corp.	31,200	218,998
Kiyo Bank, Ltd. (The)	25,000	319,268
KLab, Inc. (a) (e)	10,600	90,431
KNT-CT Holdings Co., Ltd. (a)	3,300	41,078
Koa Corp.	10,200	132,285
Koatsu Gas Kogyo Co., Ltd.	11,100	87,168
Kobe Electric Railway Co., Ltd. (a)	800	29,276
Kobelco Eco-Solutions Co., Ltd.	1,200	19,922
Kohnan Shoji Co., Ltd.	10,400	216,505
Kohsoku Corp.	4,000	41,384
Koike Sanso Kogyo Co., Ltd.	700	15,098
Kojima Co., Ltd. (a)	12,000	53,024
Kokusai Co., Ltd.	3,400	20,458
Kokuyo Co., Ltd.	15,200	213,113
KOMAIHALTEC, Inc.	1,800	28,438
Komatsu Seiren Co., Ltd.	10,200	76,272
Komatsu Wall Industry Co., Ltd.	2,700	44,894
KOMEDA Holdings Co., Ltd.	11,100	209,330
Komehyo Co., Ltd.	1,300	11,935
Komeri Co., Ltd.	12,300	251,724
Komori Corp.	18,900	205,726
Konaka Co., Ltd.	7,300	27,391
Kondotec, Inc.	7,900	67,547
Konishi Co., Ltd.	9,900	147,430
Konoike Transport Co., Ltd.	3,200	50,517
Kosaido Co., Ltd. (a)	3,700	21,957
Koshidaka Holdings Co., Ltd.	10,000	140,780
Kotobuki Spirits Co., Ltd.	6,000	281,341

Japan—(Continued)
Kourakuen Holdings Corp. (e)	2,900	74,631
Kozo Keikaku Engineering, Inc.	700	14,272
Krosaki Harima Corp.	1,900	108,498
KRS Corp.	2,200	39,945
KU Holdings Co., Ltd.	8,000	64,036
Kumagai Gumi Co., Ltd.	9,100	269,427
Kumiai Chemical Industry Co., Ltd.	21,195	153,607
Kura Corp.	3,300	140,953
Kurabo Industries, Ltd.	7,600	135,190
Kureha Corp.	5,200	356,380
Kurimoto, Ltd.	3,500	47,229
Kushikatsu Tanaka Holdings Co.	1,100	20,762
KYB Corp. (a)	7,400	209,164
Kyoden Co., Ltd.	6,500	21,967
Kyodo Printing Co., Ltd.	3,000	75,842
Kyoei Steel, Ltd.	6,100	107,650
Kyokuto Boeki Kaisha, Ltd.	1,800	24,303
Kyokuto Kaihatsu Kogyo Co., Ltd.	11,400	142,236
Kyokuto Securities Co., Ltd.	7,600	61,885
Kyokuyo Co., Ltd.	3,500	93,162
KYORIN Holdings, Inc.	15,500	275,032
Kyoritsu Maintenance Co., Ltd.	4,218	197,341
Kyoritsu Printing Co., Ltd.	6,800	11,049
Kyosan Electric Manufacturing Co., Ltd.	16,000	55,662
Kyowa Electronic Instruments Co., Ltd.	8,000	30,782
Kyowa Leather Cloth Co., Ltd.	3,300	23,701
Kyushu Financial Group, Inc.	15,000	59,466
LAC Co., Ltd.	5,900	95,930
Lacto Japan Co., Ltd.	1,400	46,282
Land Business Co., Ltd.	1,700	12,264
Lasertec Corp.	6,900	274,064
LEC, Inc.	8,800	93,870
Leopalace21 Corp. (a) (e)	82,400	213,179
Life Corp.	4,400	88,349
LIFULL Co., Ltd.	17,000	79,010
Like Co., Ltd.	2,100	26,968
Linical Co., Ltd.	2,600	24,082
Link And Motivation, Inc. (e)	8,900	50,103
Lintec Corp.	8,400	175,458
Litalico, Inc. (a)	900	15,714
LIXIL VIVA Corp.	5,200	60,401
Look Holdings, Inc.	2,200	25,937
M&A Capital Partners Co., Ltd. (a)	1,800	97,672
Macnica Fuji Electronics Holdings, Inc.	14,550	193,070
Macromill, Inc.	8,000	95,877
Maeda Kosen Co., Ltd.	5,700	104,699
Maeda Road Construction Co., Ltd.	10,900	229,869
Maezawa Kasei Industries Co., Ltd.	5,700	55,667
Maezawa Kyuso Industries Co., Ltd.	3,900	69,511
Makino Milling Machine Co., Ltd.	8,000	324,127
Mamezou Holdings Co., Ltd.	4,800	56,600
Mamiya-Op Co., Ltd.	1,900	16,065
Mandom Corp.	6,400	155,224
Mani, Inc.	4,300	276,448
MarkLines Co., Ltd.	1,600	27,522
Mars Engineering Corp.	3,600	66,189
Marubun Corp.	8,200	42,170

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Marudai Food Co., Ltd.	7,600	$142,949
Marufuji Sheet Piling Co., Ltd.	1,300	26,681
Maruha Nichiro Corp.	9,300	272,735
Maruka Machinery Co., Ltd.	900	16,162
Marumae Co., Ltd.	1,000	6,668
Marusan Securities Co., Ltd.	15,700	81,578
Maruwa Co., Ltd.	3,700	203,223
Maruwa Unyu Kikan Co., Ltd.	1,100	48,582
Maruyama Manufacturing Co., Inc.	1,500	15,486
Maruzen CHI Holdings Co., Ltd.	11,900	41,780
Maruzen Co. Ltd/Taito ward	900	19,402
Maruzen Showa Unyu Co., Ltd.	4,600	146,221
Marvelous, Inc.	9,500	72,344
Matching Service Japan Co., Ltd.	1,200	17,513
Matsuda Sangyo Co., Ltd.	5,900	80,650
Matsui Construction Co., Ltd.	7,800	44,426
Matsuya Co., Ltd.	8,800	69,925
Matsuya Foods Co., Ltd.	2,500	75,918
Max Co., Ltd.	11,000	159,210
Maxvalu Nishinihon Co., Ltd.	2,400	38,138
Maxvalu Tokai Co., Ltd.	3,500	64,125
MCJ Co., Ltd.	14,000	102,766
MEC Co., Ltd.	5,800	58,635
Media Do Holdings Co., Ltd.	1,700	47,823
Medical Data Vision Co., Ltd. (a) (e)	3,800	46,333
Medical System Network Co., Ltd.	5,300	25,922
Medius Holdings Co., Ltd. (e)	1,800	11,410
MedPeer, Inc. (a)	3,200	42,279
Megachips Corp.	4,800	60,890
Megmilk Snow Brand Co., Ltd.	10,000	219,562
Meidensha Corp.	11,600	181,911
Meiji Shipping Co., Ltd.	8,500	24,322
Meiko Electronics Co., Ltd. (e)	7,500	123,249
Meiko Network Japan Co., Ltd.	7,200	63,848
Meisei Industrial Co., Ltd.	13,500	90,394
Meitec Corp.	7,700	398,085
Meito Sangyo Co., Ltd.	3,000	39,054
Meiwa Corp.	8,100	27,709
Meiwa Estate Co., Ltd.	5,200	26,524
Members Co., Ltd.	1,800	32,394
Menicon Co., Ltd.	4,100	135,324
Mercuria Investment Co., Ltd.	2,100	15,021
Metaps, Inc. (a)	1,600	18,259
METAWATER Co., Ltd.	1,300	40,282
Michinoku Bank, Ltd. (The)	5,700	86,983
Micronics Japan Co., Ltd.	5,800	51,361
Mie Kotsu Group Holdings, Inc.	6,200	33,102
Mikuni Corp.	3,000	10,286
Milbon Co., Ltd.	7,320	355,622
MIMAKI ENGINEERING Co., Ltd.	1,900	10,983
Mimasu Semiconductor Industry Co., Ltd.	6,800	101,906
Ministop Co., Ltd.	5,400	77,656
Miraca Holdings, Inc.	14,400	328,056
Miraial Co., Ltd.	2,900	33,913
Mirait Holdings Corp.	24,080	357,484
Miroku Jyoho Service Co., Ltd.	5,900	185,670
Misawa Homes Co., Ltd.	6,700	62,867

Japan—(Continued)
Mitani Corp.	6,900	357,615
Mitani Sekisan Co., Ltd.	4,100	103,581
Mito Securities Co., Ltd.	24,000	43,519
Mitsuba Corp.	12,300	74,925
Mitsubishi Logisnext Co., Ltd.	8,000	85,577
Mitsubishi Paper Mills, Ltd.	12,000	62,056
Mitsubishi Pencil Co., Ltd.	4,100	65,827
Mitsubishi Research Institute, Inc.	2,000	62,481
Mitsubishi Shokuhin Co., Ltd.	4,800	125,784
Mitsubishi Steel Manufacturing Co., Ltd.	5,900	69,413
Mitsuboshi Belting, Ltd.	8,500	150,617
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	30,000	277,385
Mitsui High-Tec, Inc.	9,500	104,660
Mitsui Matsushima Co., Ltd.	5,200	64,923
Mitsui Mining & Smelting Co., Ltd.	11,600	278,792
Mitsui Sugar Co., Ltd.	6,100	126,231
Mitsui-Soko Holdings Co., Ltd.	7,400	106,728
Mitsumura Printing Co., Ltd.	500	9,122
Mitsuuroko Group Holdings Co., Ltd.	12,900	93,721
Mixi, Inc.	6,100	122,174
Miyaji Engineering Group, Inc.	1,800	29,228
Miyazaki Bank, Ltd. (The)	6,000	133,954
Miyoshi Oil & Fat Co., Ltd.	2,800	27,221
Mizuho Medy Co., Ltd.	500	10,742
Mizuno Corp.	6,600	149,470
Mochida Pharmaceutical Co., Ltd.	1,500	63,938
Modec, Inc.	5,100	144,507
Monex Group, Inc.	65,600	232,029
Money Partners Group Co., Ltd.	7,100	19,552
Monogatari Corp. (The)	1,700	135,688
MORESCO Corp.	2,500	33,837
Morinaga Milk Industry Co., Ltd.	10,400	410,870
Morita Holdings Corp.	11,200	196,462
Morozoff, Ltd.	900	41,470
Mory Industries, Inc.	2,800	50,654
Moshi Moshi Hotline, Inc.	6,600	77,598
Mr. Max Holdings, Ltd.	10,500	43,331
MTI, Ltd.	9,200	65,299
Mugen Estate Co., Ltd.	400	2,074
Murakami Corp.	3,000	65,209
Musashi Seimitsu Industry Co., Ltd.	15,800	203,713
Musashino Bank, Ltd. (The)	11,200	212,052
Mutoh Holdings Co., Ltd.	900	14,218
Mynet, Inc. (a)	1,000	6,637
N Field Co., Ltd.	1,300	8,502
NAC Co., Ltd.	3,600	31,508
Nachi-Fujikoshi Corp.	6,000	248,954
Nafco Co., Ltd.	1,400	19,021
Nagaileben Co., Ltd.	4,600	101,168
Nagano Bank, Ltd. (The)	3,500	58,190
Nagano Keiki Co., Ltd.	4,200	29,085
Nagase & Co., Ltd.	10,300	154,898
Nagatanien Holdings Co., Ltd.	4,000	77,665
Nagawa Co., Ltd.	2,800	130,876
Naigai Trans Line, Ltd.	1,100	12,153
Nakabayashi Co., Ltd.	5,500	27,153
Nakamuraya Co., Ltd.	1,600	60,290

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nakanishi, Inc.	13,000	$238,540
Nakano Corp.	4,000	15,868
Nakano Refrigerators Co., Ltd.	300	17,529
Nakayama Steel Works, Ltd.	6,300	27,306
Nakayamafuku Co., Ltd.	2,000	10,236
Namura Shipbuilding Co., Ltd.	18,956	53,324
Nanto Bank, Ltd. (The)	9,200	199,990
Narasaki Sangyo Co., Ltd.	800	12,326
Natori Co., Ltd.	2,600	37,850
NEC Capital Solutions, Ltd.	3,800	63,126
NEC Networks & System Integration Corp.	7,800	199,400
Neturen Co., Ltd.	9,800	78,710
New Japan Chemical Co., Ltd. (a)	9,900	19,071
Nextage Co., Ltd.	5,900	59,704
Nexyz Group Corp.	2,500	50,308
NF Corp.	1,600	29,150
NHK Spring Co., Ltd.	2,200	16,955
Nice Holdings, Inc. (a)	3,100	14,965
Nichi-iko Pharmaceutical Co., Ltd.	13,200	144,614
Nichia Steel Works, Ltd.	13,000	40,138
Nichias Corp.	16,500	297,623
Nichiban Co., Ltd.	4,000	80,117
Nichicon Corp.	20,100	164,122
Nichiden Corp.	5,200	90,376
Nichiha Corp.	9,000	251,685
NichiiGakkan Co., Ltd.	11,800	172,156
Nichimo Co., Ltd.	1,600	25,547
Nichireki Co., Ltd.	9,000	83,469
Nichirin Co., Ltd.	700	9,775
Nihon Chouzai Co., Ltd.	1,660	51,303
Nihon Dempa Kogyo Co., Ltd. (a)	7,600	35,037
Nihon Eslead Corp.	2,700	39,784
Nihon Flush Co., Ltd.	3,000	69,497
Nihon House Holdings Co., Ltd.	15,000	58,003
Nihon Kagaku Sangyo Co., Ltd.	3,000	28,502
Nihon Nohyaku Co., Ltd. (e)	14,000	54,161
Nihon Parkerizing Co., Ltd.	22,900	254,699
Nihon Plast Co., Ltd.	2,500	15,906
Nihon Tokushu Toryo Co., Ltd.	2,900	37,651
Nihon Yamamura Glass Co., Ltd.	3,800	48,419
Nikkato Corp.	1,700	10,179
Nikkiso Co., Ltd.	18,600	248,392
Nikko Co., Ltd.	1,800	46,368
Nikkon Holdings Co., Ltd.	16,100	370,631
Nippon Air Conditioning Services Co., Ltd.	9,600	61,571
Nippon Beet Sugar Manufacturing Co., Ltd.	4,500	83,931
Nippon Carbide Industries Co., Inc.	2,300	28,165
Nippon Carbon Co., Ltd. (e)	3,000	115,409
Nippon Chemi-Con Corp.	5,900	86,570
Nippon Chemical Industrial Co., Ltd.	3,000	57,708
Nippon Chemiphar Co., Ltd.	800	21,277
Nippon Coke & Engineering Co., Ltd.	71,000	60,131
Nippon Commercial Development Co., Ltd.	2,500	33,480
Nippon Computer Dynamics Co., Ltd.	1,700	13,108
Nippon Concept Corp.	1,500	17,804
Nippon Concrete Industries Co., Ltd.	14,000	36,323
Nippon Denko Co., Ltd. (e)	43,865	84,111

Japan—(Continued)
Nippon Densetsu Kogyo Co., Ltd.	12,500	251,489
Nippon Felt Co., Ltd.	8,600	35,799
Nippon Filcon Co., Ltd.	5,200	23,748
Nippon Fine Chemical Co., Ltd.	4,300	48,323
Nippon Flour Mills Co., Ltd.	22,500	360,188
Nippon Gas Co., Ltd.	9,300	237,249
Nippon Hume Corp.	8,200	52,582
Nippon Kanzai Co., Ltd.	4,800	81,348
Nippon Kinzoku Co., Ltd.	1,900	16,149
Nippon Kodoshi Corp.	1,600	20,411
Nippon Koei Co., Ltd.	5,000	110,135
Nippon Koshuha Steel Co., Ltd.	3,100	13,086
Nippon Light Metal Holdings Co., Ltd.	198,000	429,312
Nippon Paper Industries Co., Ltd.	3,300	58,539
Nippon Parking Development Co., Ltd.	65,100	102,818
Nippon Pillar Packing Co., Ltd.	6,500	62,751
Nippon Piston Ring Co., Ltd.	3,200	41,330
Nippon Rietec Co., Ltd.	5,800	76,950
Nippon Road Co., Ltd. (The)	2,700	151,848
Nippon Seiki Co., Ltd.	15,000	257,958
Nippon Seisen Co., Ltd.	1,200	28,513
Nippon Sharyo, Ltd. (a)	2,600	64,075
Nippon Sheet Glass Co., Ltd.	33,000	225,331
Nippon Signal Co., Ltd.	18,700	216,840
Nippon Soda Co., Ltd.	9,200	233,902
Nippon Steel Trading Corp.	5,196	214,504
Nippon Suisan Kaisha, Ltd.	5,500	34,160
Nippon Systemware Co., Ltd.	1,300	31,403
Nippon Thompson Co., Ltd.	23,200	104,920
Nippon Yakin Kogyo Co., Ltd. (e)	54,000	113,205
Nipro Corp.	14,500	161,016
Nishi-Nippon Financial Holdings, Inc.	25,200	181,807
Nishi-Nippon Railroad Co., Ltd.	6,400	136,744
Nishikawa Rubber Co., Ltd.	1,200	19,028
Nishimatsu Construction Co., Ltd.	19,400	374,861
Nishimatsuya Chain Co., Ltd.	11,800	91,361
Nishimoto Co., Ltd.	300	10,093
Nishio Rent All Co., Ltd.	4,400	124,522
Nissan Shatai Co., Ltd.	1,300	12,665
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	27,831
Nissei ASB Machine Co., Ltd.	2,800	67,204
Nissei Corp.	3,700	42,574
Nissei Plastic Industrial Co., Ltd.	6,000	52,527
Nissha Co., Ltd.	7,200	74,057
Nisshin Fudosan Co.	12,300	53,170
Nisshin Oillio Group, Ltd. (The)	10,200	285,941
Nisshinbo Holdings, Inc.	41,320	317,975
Nissin Corp.	6,000	98,827
Nissin Electric Co., Ltd.	14,800	161,868
Nissin Kogyo Co., Ltd.	15,200	209,773
Nissin Sugar Co., Ltd.	1,800	30,721
Nissui Pharmaceutical Co., Ltd.	5,100	56,982
Nitta Corp.	6,800	193,099
Nitta Gelatin, Inc.	4,500	29,052
Nittan Valve Co., Ltd.	6,300	17,134
Nittetsu Mining Co., Ltd.	2,200	95,383
Nitto Boseki Co., Ltd.	9,800	207,803

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nitto Fuji Flour Milling Co., Ltd.	400	$21,473
Nitto Kogyo Corp.	9,000	172,725
Nitto Kohki Co., Ltd.	4,100	80,473
Nitto Seiko Co., Ltd.	12,500	64,778
Nittoc Construction Co., Ltd.	11,050	59,498
NJS Co., Ltd.	3,300	51,552
Noevir Holdings Co., Ltd.	2,200	120,529
Nohmi Bosai, Ltd.	7,000	149,800
Nojima Corp.	6,300	102,969
Nomura Co., Ltd.	22,000	275,262
Noritake Co., Ltd.	4,200	176,438
Noritsu Koki Co., Ltd.	5,200	101,786
Noritz Corp.	11,400	136,684
North Pacific Bank, Ltd.	122,400	291,641
NS Tool Co., Ltd.	1,900	37,713
NS United Kaiun Kaisha, Ltd.	4,100	84,438
NSD Co., Ltd.	10,670	308,899
NTN Corp.	34,100	101,669
Nuflare Technology, Inc.	800	49,172
OAK Capital Corp.	15,500	19,928
Oat Agrio Co., Ltd.	200	2,518
Obara Group, Inc.	3,500	118,721
Odelic Co., Ltd.	1,000	36,071
Oenon Holdings, Inc.	21,000	67,336
Ogaki Kyoritsu Bank, Ltd. (The)	12,500	275,017
Ohara, Inc.	600	7,890
Ohashi Technica, Inc.	4,600	60,606
Ohba Co., Ltd.	2,200	12,264
Ohsho Food Service Corp.	3,600	211,029
Oiles Corp.	8,000	117,379
Oisix ra daichi, Inc. (a)	2,100	28,739
Oita Bank, Ltd. (The)	5,700	159,513
Okabe Co., Ltd.	14,000	122,539
Okada Aiyon Corp.	1,900	22,076
Okamoto Industries, Inc.	3,200	144,029
Okamoto Machine Tool Works, Ltd.	1,400	32,398
Okamura Corp.	21,800	218,122
Okasan Securities Group, Inc.	29,000	106,261
Okaya Electric Industries Co., Ltd.	5,800	20,216
Oki Electric Industry Co., Ltd.	22,700	283,984
Okinawa Cellular Telephone Co.	4,400	139,648
Okinawa Electric Power Co., Inc. (The)	16,883	259,781
OKK Corp.	3,100	21,777
OKUMA Corp.	4,600	236,898
Okumura Corp.	11,400	349,096
Okura Industrial Co., Ltd.	3,000	46,081
Okuwa Co., Ltd.	10,000	98,391
Olympic Group Corp.	4,900	30,071
ONO Sokki Co., Ltd.	4,200	21,699
Onoken Co., Ltd.	6,500	82,763
Onward Holdings Co., Ltd.	49,000	270,648
Ootoya Holdings Co., Ltd.	600	11,936
Open Door, Inc. (a)	1,300	33,691
Optex Group Co., Ltd.	9,400	118,461
Organo Corp.	2,800	93,323
Orient Corp.	10,700	11,402
Origin Co., Ltd.	3,400	45,719

Japan—(Continued)
Oro Co., Ltd.	1,200	27,370
Osaka Organic Chemical Industry, Ltd.	5,900	54,693
Osaka Soda Co., Ltd.	5,000	125,106
Osaka Steel Co., Ltd.	5,900	96,091
OSAKA Titanium Technologies Co., Ltd.	5,500	89,240
Osaki Electric Co., Ltd.	11,000	71,625
OSG Corp.	11,000	217,510
OSJB Holdings Corp.	29,700	73,440
Otsuka Kagu, Ltd. (a) (e)	5,500	12,226
OUG Holdings, Inc.	700	16,787
Outsourcing, Inc.	26,300	320,094
Oyo Corp.	7,400	74,760
Ozu Corp.	600	9,347
Pacific Industrial Co., Ltd.	16,700	240,751
Pacific Metals Co., Ltd.	6,100	126,339
Pack Corp. (The)	4,600	140,572
Pal Group Holdings Co., Ltd.	3,800	114,910
PAPYLESS Co., Ltd.	700	12,488
Paraca, Inc.	300	5,570
Paramount Bed Holdings Co., Ltd.	6,000	228,854
Parco Co., Ltd.	8,100	81,490
Paris Miki Holdings, Inc.	10,600	32,919
Pasona Group, Inc.	6,200	86,830
PC Depot Corp.	4,600	18,257
PCI Holdings, Inc.	900	17,014
Pegasus Sewing Machine Manufacturing Co., Ltd.	1,300	6,806
Penta-Ocean Construction Co., Ltd.	67,100	329,459
Pepper Food Service Co., Ltd. (e)	2,700	43,967
Pharma Foods International Co., Ltd. (a)	2,500	11,147
Phil Co., Inc. (a)	500	14,986
PIA Corp.	1,400	60,246
Pickles Corp.	800	17,414
Pilot Corp.	3,100	120,584
Piolax, Inc.	10,500	183,807
Plenus Co., Ltd.	7,800	127,180
Poletowin Pitcrew Holdings, Inc.	7,900	83,492
Press Kogyo Co., Ltd.	37,000	168,068
Pressance Corp.	10,400	142,837
Prestige International, Inc.	13,400	199,517
Prima Meat Packers, Ltd.	9,600	183,285
Pro-Ship, Inc.	1,400	15,836
Pronexus, Inc.	6,700	69,394
Proto Corp.	8,800	82,895
PS Mitsubishi Construction Co., Ltd.	8,800	48,977
Punch Industry Co., Ltd.	2,700	14,109
Qol Co., Ltd.	5,900	91,158
Quick Co., Ltd.	2,500	36,114
Raccoon Co., Ltd.	2,300	13,535
Raito Kogyo Co., Ltd.	16,900	216,133
Rakus Co., Ltd.	2,900	70,290
Rasa Industries, Ltd.	2,600	34,664
Raysum Co., Ltd.	5,300	49,082
RECOMM Co., Ltd.	14,500	17,565
Remixpoint, Inc. (a)	6,300	25,362
Renaissance, Inc.	3,400	55,566
RENOVA, Inc. (a)	4,800	34,865
Renown, Inc. (a)	29,200	27,397

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Resort Solution Co., Ltd.	400	$14,146
Resorttrust, Inc.	16,700	256,102
Restar Holdings Corp.	8,700	126,001
Retail Partners Co., Ltd.	1,300	14,333
Rheon Automatic Machinery Co., Ltd.	5,000	85,507
Rhythm Watch Co., Ltd.	2,500	32,248
Riberesute Corp.	4,300	31,657
Ricoh Leasing Co., Ltd.	5,600	170,928
Ride On Express Holdings Co., Ltd.	1,700	18,731
Right On Co., Ltd.	5,900	39,591
Riken Corp.	3,500	133,850
Riken Keiki Co., Ltd.	6,000	109,735
Riken Technos Corp.	15,000	72,270
Riken Vitamin Co., Ltd.	2,700	84,615
Ringer Hut Co., Ltd.	6,000	124,186
Rion Co., Ltd.	2,200	41,514
Riso Kagaku Corp.	9,458	150,976
Riso Kyoiku Co., Ltd.	34,770	145,694
Rock Field Co., Ltd.	6,600	86,442
Rokko Butter Co., Ltd.	3,600	61,216
Roland DG Corp.	3,000	67,379
Rorze Corp.	1,900	40,310
Round One Corp.	22,000	279,482
Royal Holdings Co., Ltd.	8,300	205,195
Rozetta Corp. (a)	1,400	47,219
RS Technologies Co., Ltd.	1,500	40,007
Ryobi, Ltd.	9,400	178,272
Ryoden Corp.	4,500	66,934
Ryosan Co., Ltd.	10,800	252,675
Ryoyo Electro Corp.	7,800	128,172
S Foods, Inc.	4,100	139,223
S&B Foods, Inc.	1,200	44,813
S-Pool, Inc.	700	17,895
Sac’s Bar Holdings, Inc.	6,850	62,347
Sagami Rubber Industries Co., Ltd.	1,800	29,267
Saibu Gas Co., Ltd.	12,200	238,819
Saizeriya Co., Ltd.	9,200	200,031
Sakai Chemical Industry Co., Ltd.	6,000	142,084
Sakai Heavy Industries, Ltd.	1,400	33,110
Sakai Moving Service Co., Ltd.	2,600	153,389
Sakai Ovex Co., Ltd.	1,600	25,669
Sakata INX Corp.	11,800	111,244
Sakura Internet, Inc.	4,400	20,622
Sala Corp.	12,900	69,452
SAMTY Co., Ltd.	6,000	91,396
San Holdings, Inc.	1,400	30,889
San ju San Financial Group, Inc.	7,870	108,279
San-A Co., Ltd.	5,700	227,485
San-Ai Oil Co., Ltd.	20,000	194,605
San-In Godo Bank, Ltd. (The)	59,000	379,142
Sanden Holdings Corp. (a)	8,400	41,748
Sanei Architecture Planning Co., Ltd.	3,500	49,750
Sangetsu Corp.	14,800	272,715
Sanix, Inc. (a)	7,800	16,606
Sanken Electric Co., Ltd.	7,400	155,258
Sanki Engineering Co., Ltd.	17,900	207,782
Sanko Metal Industrial Co., Ltd.	1,000	22,281

Japan—(Continued)
Sankyo Frontier Co., Ltd.	1,000	30,820
Sankyo Seiko Co., Ltd.	13,400	64,576
Sankyo Tateyama, Inc.	9,600	105,235
Sanoh Industrial Co., Ltd.	10,100	43,143
Sansei Technologies, Inc.	800	9,048
Sansha Electric Manufacturing Co., Ltd.	2,700	21,137
Sanshin Electronics Co., Ltd.	8,500	143,186
Sanyo Chemical Industries, Ltd.	4,200	221,042
Sanyo Denki Co., Ltd.	1,800	72,379
Sanyo Electric Railway Co., Ltd.	4,800	93,118
Sanyo Housing Nagoya Co., Ltd.	3,000	24,876
Sanyo Industries, Ltd.	1,300	21,465
Sanyo Shokai, Ltd.	5,100	72,718
Sanyo Special Steel Co., Ltd.	8,600	119,281
Sanyo Trading Co., Ltd.	1,300	28,522
Sapporo Holdings, Ltd.	13,200	278,376
Sata Construction Co., Ltd.	2,600	9,208
Sato Holdings Corp.	6,900	175,457
Sato Restaurant Systems Co., Ltd.	3,900	36,057
Sato Shoji Corp.	6,500	53,131
Satori Electric Co., Ltd.	5,500	44,725
Sawada Holdings Co., Ltd.	10,300	77,085
Saxa Holdings, Inc.	2,400	41,828
SBS Holdings, Inc.	6,900	97,548
Scala, Inc.	5,700	48,060
SCREEN Holdings Co., Ltd.	4,100	172,066
Scroll Corp.	13,100	40,300
SEC Carbon, Ltd.	200	18,334
Secom Joshinetsu Co., Ltd.	945	30,867
Seed Co., Ltd.	1,700	17,341
Seika Corp.	4,200	50,871
Seikagaku Corp.	6,200	71,256
Seikitokyu Kogyo Co., Ltd.	12,500	73,855
Seiko Holdings Corp.	8,800	179,748
Seiko PMC Corp.	1,500	10,525
Seiren Co., Ltd.	19,100	266,535
Sekisui Jushi Corp.	10,200	199,383
Sekisui Plastics Co., Ltd.	10,300	71,878
Senko Group Holdings Co., Ltd.	31,000	245,216
Senshu Electric Co., Ltd.	2,400	59,991
Senshu Ikeda Holdings, Inc.	84,000	155,327
Senshukai Co., Ltd. (a)	11,000	27,311
SFP Holdings Co., Ltd.	1,500	25,057
Shibaura Electronics Co., Ltd.	2,800	75,555
Shibaura Mechatronics Corp.	900	22,635
Shibusawa Warehouse Co., Ltd. (The)	4,200	64,918
Shibuya Corp.	4,800	131,100
Shidax Corp. (a)	9,600	23,093
SHIFT, Inc. (a)	1,300	67,709
Shiga Bank, Ltd. (The)	17,800	414,136
Shikibo, Ltd.	4,700	42,096
Shikoku Bank, Ltd. (The)	14,000	117,396
Shikoku Chemicals Corp.	13,000	136,218
Shima Seiki Manufacturing, Ltd.	4,900	144,914
Shimachu Co., Ltd.	19,600	456,361
Shimane Bank, Ltd. (The)	2,500	16,772
Shimizu Bank, Ltd. (The)	3,400	57,228

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Shimojima Co., Ltd.	6,300	$63,126
Shin Nippon Air Technologies Co., Ltd.	4,600	73,014
Shin Nippon Biomedical Laboratories, Ltd.	5,300	34,398
Shin-Etsu Polymer Co., Ltd.	16,900	122,897
Shin-Keisei Electric Railway Co., Ltd.	2,900	53,479
Shinagawa Refractories Co., Ltd.	2,000	54,966
Shindengen Electric Manufacturing Co., Ltd.	2,800	95,907
Shinkawa, Ltd. (a)	5,300	18,998
Shinko Electric Industries Co., Ltd.	27,600	234,802
Shinko Plantech Co., Ltd.	16,100	189,311
Shinko Shoji Co., Ltd.	7,700	136,105
Shinmaywa Industries, Ltd.	34,000	433,152
Shinnihon Corp.	10,200	84,558
Shinoken Group Co., Ltd.	7,100	51,030
Shinsho Corp.	1,400	29,703
Shinwa Co., Ltd.	3,900	78,355
Ship Healthcare Holdings, Inc.	2,600	112,368
Shizuki Electric Co., Inc.	8,000	41,883
Shizuoka Gas Co., Ltd.	21,300	162,705
Shobunsha Publications, Inc. (a)	4,800	15,241
Shoei Co., Ltd.	3,100	123,261
Shoei Foods Corp.	3,400	105,570
Shofu, Inc.	3,900	49,529
Shoko Co., Ltd. (a)	1,900	11,214
Showa Aircraft Industry Co., Ltd.	4,000	48,958
Showa Corp.	17,600	237,996
Showa Sangyo Co., Ltd.	6,600	184,800
SIGMAXYZ, Inc.	3,300	38,070
Siix Corp.	9,600	113,719
Sinanen Holdings Co., Ltd.	2,900	49,300
Sinfonia Technology Co., Ltd.	8,400	96,418
Sinko Industries, Ltd.	6,400	93,285
Sintokogio, Ltd.	16,800	147,294
SK-Electronics Co., Ltd.	400	7,745
SKY Perfect JSAT Holdings, Inc.	38,100	149,177
SMK Corp.	2,300	57,523
SMS Co., Ltd.	16,100	380,349
Snow Peak, Inc.	2,200	29,376
SNT Corp.	15,600	45,826
Soda Nikka Co., Ltd.	7,000	37,806
Sodick Co., Ltd.	16,800	145,528
Soft99 Corp.	5,100	44,792
Softbank Technology Corp.	3,200	69,554
Softbrain Co., Ltd.	3,500	15,365
Softcreate Holdings Corp.	1,600	22,236
Software Service, Inc.	1,200	115,856
Sogo Medical Holdings Co., Ltd.	4,800	75,102
Solasto Corp.	8,400	73,297
SoldOut, Inc.	800	17,042
Soliton Systems KK	600	5,430
Sotoh Co., Ltd.	3,100	27,701
Sourcenext Corp. (e)	11,800	43,373
Space Co., Ltd.	5,060	55,102
Space Value Holdings Co., Ltd.	9,000	42,198
Sparx Group Co., Ltd.	35,900	75,971
SPK Corp.	1,700	37,749
SRA Holdings	3,100	75,651

Japan—(Continued)
ST Corp.	700	10,943
St. Marc Holdings Co., Ltd.	5,100	108,724
Star Mica Holdings Co., Ltd.	2,400	33,747
Star Micronics Co., Ltd.	7,700	100,445
Starts Corp., Inc.	7,500	177,031
Starzen Co., Ltd.	2,500	96,755
Stella Chemifa Corp.	3,600	100,556
Step Co., Ltd.	4,100	55,214
Strike Co., Ltd.	2,200	41,283
Studio Alice Co., Ltd.	2,900	54,839
Subaru Enterprise Co., Ltd.	100	5,749
Sugimoto & Co., Ltd.	3,800	72,020
Sumida Corp.	6,300	67,894
Suminoe Textile Co., Ltd.	2,300	63,140
Sumitomo Bakelite Co., Ltd.	1,300	46,581
Sumitomo Densetsu Co., Ltd.	5,400	85,874
Sumitomo Mitsui Construction Co., Ltd.	52,060	288,938
Sumitomo Osaka Cement Co., Ltd.	9,800	390,037
Sumitomo Precision Products Co., Ltd.	1,200	31,086
Sumitomo Riko Co., Ltd.	15,300	119,701
Sumitomo Seika Chemicals Co., Ltd.	3,200	97,405
Sumitomo Warehouse Co., Ltd. (The)	26,500	340,346
Sun Frontier Fudousan Co., Ltd.	8,600	81,349
Sun-Wa Technos Corp.	3,900	30,902
Suncall Corp.	8,300	38,873
Sushiro Global Holdings, Ltd.	2,500	149,229
SWCC Showa Holdings Co., Ltd.	7,600	58,026
System Information Co., Ltd.	2,800	24,692
System Research Co., Ltd.	600	19,672
Systena Corp.	20,000	328,123
Syuppin Co., Ltd.	6,100	45,969
T Hasegawa Co., Ltd.	8,400	150,137
T RAD Co., Ltd.	2,900	51,272
T&K Toka Co., Ltd.	8,600	76,223
T-Gaia Corp.	6,500	123,086
Tachi-S Co., Ltd.	10,300	132,654
Tachibana Eletech Co., Ltd.	5,640	88,012
Tachikawa Corp.	1,200	14,824
Tadano, Ltd.	22,800	240,260
Taihei Dengyo Kaisha, Ltd.	6,000	120,748
Taiheiyo Kouhatsu, Inc.	2,100	14,385
Taiho Kogyo Co., Ltd.	6,400	49,157
Taikisha, Ltd.	9,100	274,916
Taiko Bank, Ltd. (The)	3,100	47,997
Taisei Lamick Co., Ltd.	2,200	56,432
Taiyo Holdings Co., Ltd.	5,300	160,178
Takachiho Koheki Co., Ltd.	400	3,697
Takagi Seiko Corp.	600	14,254
Takamatsu Construction Group Co., Ltd.	5,400	108,844
Takamiya Co., Ltd.	5,200	37,302
Takano Co., Ltd.	4,600	32,697
Takaoka Toko Co., Ltd.	4,365	49,011
Takara Leben Co., Ltd.	28,600	101,863
Takara Printing Co., Ltd.	1,300	19,514
Takara Standard Co., Ltd.	14,400	228,295
Takasago International Corp.	5,400	147,566
Takasago Thermal Engineering Co., Ltd.	16,800	278,600

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Takashima & Co., Ltd.	2,500	$38,798
Takashimaya Co., Ltd.	2,100	23,048
Take And Give Needs Co., Ltd.	4,010	40,062
Takeei Corp.	8,200	69,043
Takemoto Yohki Co., Ltd.	1,200	13,927
Takeuchi Manufacturing Co., Ltd.	10,000	179,627
Takihyo Co., Ltd.	2,000	33,338
Takisawa Machine Tool Co., Ltd.	2,200	28,765
Takuma Co., Ltd.	14,200	176,883
Tama Home Co., Ltd. (e)	5,900	58,837
Tamron Co., Ltd.	6,000	123,190
Tamura Corp.	26,000	137,379
Tanseisha Co., Ltd.	11,750	136,639
Tateru, Inc. (a) (e)	3,600	5,599
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	75,141
Tayca Corp.	6,000	137,735
Tazmo Co., Ltd.	900	6,968
TBK Co., Ltd.	8,000	28,895
TDC Soft, Inc.	4,900	39,267
TechMatrix Corp.	2,900	54,540
TECHNO ASSOCIE Co., Ltd.	300	3,541
Techno Medica Co., Ltd.	2,400	47,225
Techno Ryowa, Ltd.	4,800	34,945
TechnoPro Holdings, Inc.	3,700	197,188
Tecnos Japan, Inc.	2,000	10,493
Teikoku Electric Manufacturing Co., Ltd.	8,200	96,264
Teikoku Sen-I Co., Ltd.	2,600	50,776
Teikoku Tsushin Kogyo Co., Ltd.	3,000	31,089
Tenma Corp.	6,200	105,056
Tenpos Holdings Co., Ltd.	700	13,505
Teraoka Seisakusho Co., Ltd.	200	890
Terilogy Co., Ltd. (a) (e)	1,600	13,356
Tigers Polymer Corp.	2,200	11,562
TKC Corp.	6,700	297,119
Toa Corp.	9,600	114,566
Toa Corp.	5,800	87,743
Toa Oil Co., Ltd.	3,200	54,618
TOA ROAD Corp.	1,800	53,270
Toabo Corp.	3,400	14,370
Toagosei Co., Ltd.	37,000	389,929
Tobishima Corp.	5,560	68,969
TOC Co., Ltd.	15,800	95,067
Tocalo Co., Ltd.	19,200	140,857
Tochigi Bank, Ltd. (The)	38,200	61,242
Toda Corp.	2,500	13,867
Toda Kogyo Corp.	1,100	21,944
Toei Animation Co., Ltd.	2,400	111,519
Toei Co., Ltd.	1,200	167,002
Toell Co., Ltd.	3,100	20,426
Toenec Corp.	3,200	92,540
Toho Bank, Ltd. (The)	83,000	197,648
Toho Co., Ltd.	2,700	49,860
Toho Holdings Co., Ltd.	7,900	177,330
Toho Titanium Co., Ltd.	7,600	77,361
Toho Zinc Co., Ltd.	5,000	116,100
Tohoku Bank, Ltd. (The)	4,700	45,246
Tohokushinsha Film Corp.	4,800	26,417

Japan—(Continued)
Tohto Suisan Co., Ltd.	1,400	33,431
Tokai Corp.	7,800	165,413
TOKAI Holdings Corp.	23,700	200,716
Tokai Lease Co., Ltd.	1,600	24,888
Tokai Rika Co., Ltd.	10,300	170,354
Tokai Tokyo Financial Holdings, Inc.	51,400	157,312
Token Corp.	2,460	139,268
Tokushu Tokai Paper Co., Ltd.	3,300	115,631
Tokuyama Corp.	12,600	341,488
Tokyo Base Co., Ltd. (a)	2,200	16,820
Tokyo Dome Corp.	31,000	293,488
Tokyo Electron Device, Ltd.	2,400	42,127
Tokyo Energy & Systems, Inc.	8,000	67,834
Tokyo Individualized Educational Institute, Inc.	1,400	12,082
Tokyo Keiki, Inc.	4,200	37,462
Tokyo Ohka Kogyo Co., Ltd. (e)	13,100	410,650
Tokyo Rakutenchi Co., Ltd.	1,300	60,694
Tokyo Rope Manufacturing Co., Ltd.	4,600	42,710
Tokyo Sangyo Co., Ltd.	12,000	55,462
Tokyo Seimitsu Co., Ltd.	13,800	356,319
Tokyo Steel Manufacturing Co., Ltd.	36,800	278,682
Tokyo Tekko Co., Ltd.	3,400	38,295
Tokyo Theatres Co., Inc.	2,900	35,826
Tokyo TY Financial Group, Inc.	9,724	153,033
Tokyotokeiba Co., Ltd.	3,900	120,219
Tokyu Construction Co., Ltd.	8,400	56,879
Tokyu Recreation Co., Ltd.	1,200	54,846
Toli Corp.	20,000	44,422
Tomato Bank, Ltd.	4,200	39,869
Tomen Devices Corp.	1,500	31,558
Tomoe Corp.	12,500	43,466
Tomoe Engineering Co., Ltd.	2,100	45,457
Tomoegawa Co., Ltd.	2,400	18,990
Tomoku Co., Ltd.	5,400	87,488
TOMONY Holdings, Inc.	56,900	191,577
Tomy Co., Ltd.	22,400	260,982
Tonami Holdings Co., Ltd.	2,200	114,870
Topcon Corp.	24,100	302,405
Toppan Forms Co., Ltd.	19,800	155,962
Topre Corp.	11,900	198,307
Topy Industries, Ltd.	6,800	159,845
Toridolll Holdings Corp.	6,900	131,977
Torigoe Co., Ltd. (The)	7,100	56,391
Torii Pharmaceutical Co., Ltd.	3,600	86,830
Torikizoku Co., Ltd.	900	18,727
Torishima Pump Manufacturing Co., Ltd.	7,700	75,662
Tosei Corp.	13,200	119,259
Toshiba Machine Co., Ltd.	8,400	193,398
Toshiba Plant Systems & Services Corp.	8,100	152,526
Toshiba TEC Corp.	3,600	100,499
Tosho Co., Ltd.	4,800	121,864
Tosho Printing Co., Ltd.	7,000	84,346
Totetsu Kogyo Co., Ltd.	8,400	229,045
Tottori Bank, Ltd. (The)	3,700	47,661
Toukei Computer Co., Ltd.	1,400	40,245
Tow Co., Ltd.	5,500	39,414
Towa Bank, Ltd. (The)	11,500	73,265

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Towa Corp.	8,000	$58,508
Towa Pharmaceutical Co., Ltd.	8,400	213,811
Toyo Construction Co., Ltd.	25,499	99,846
Toyo Corp.	9,600	84,835
Toyo Denki Seizo KK	3,200	39,027
Toyo Engineering Corp. (a)	7,600	35,956
Toyo Gosei Co., Ltd.	800	14,140
Toyo Ink SC Holdings Co., Ltd.	15,200	329,216
Toyo Kanetsu KK	3,800	72,635
Toyo Machinery & Metal Co., Ltd.	6,000	32,850
Toyo Securities Co., Ltd.	23,000	25,244
Toyo Sugar Refining Co., Ltd.	900	8,354
Toyo Tanso Co., Ltd.	4,600	92,094
Toyo Tire Corp.	12,100	159,461
Toyo Wharf & Warehouse Co., Ltd.	2,500	31,707
Toyobo Co., Ltd.	33,200	397,272
TPR Co., Ltd.	7,300	124,377
Trancom Co., Ltd.	2,300	132,814
Transaction Co., Ltd.	1,400	11,846
Tri Chemical Laboratories, Inc.	1,500	63,384
Trusco Nakayama Corp.	9,500	203,933
Trust Tech, Inc.	6,000	85,465
TSI Holdings Co., Ltd.	28,205	168,988
Tsubaki Nakashima Co., Ltd.	7,100	116,553
Tsubakimoto Chain Co.	9,000	294,683
Tsubakimoto Kogyo Co., Ltd.	1,600	47,517
Tsudakoma Corp.	1,600	23,076
Tsugami Corp.	17,000	146,296
Tsukada Global Holdings, Inc.	7,200	39,727
Tsukamoto Corp. Co., Ltd.	2,100	20,462
Tsukishima Kikai Co., Ltd.	8,600	98,553
Tsukuba Bank, Ltd.	34,500	54,230
Tsukui Corp.	18,800	90,266
Tsurumi Manufacturing Co., Ltd.	6,100	110,866
Tsutsumi Jewelry Co., Ltd.	3,200	56,230
TV Asahi Holdings Corp.	2,600	42,039
TV Tokyo Holdings Corp.	3,700	80,489
TYK Corp.	6,000	16,538
UACJ Corp.	10,685	182,456
Uchida Yoko Co., Ltd.	4,200	138,246
Ueki Corp.	1,100	22,076
Ulvac, Inc.	10,300	327,780
UMC Electronics Co., Ltd.	700	8,768
Umenohana Co., Ltd. (a)	600	14,075
Uniden Holdings Corp. (a)	2,500	43,370
UNIMAT Retirement Community Co., Ltd.	1,600	25,256
Union Tool Co.	3,400	95,746
Unipres Corp.	13,900	228,963
United Arrows, Ltd.	6,000	187,587
United Super Markets Holdings, Inc.	20,700	181,404
UNITED, Inc.	3,100	42,708
Unitika, Ltd. (a)	15,600	56,049
Unizo Holdings Co., Ltd.	7,800	133,631
Usen-Next Holdings Co., Ltd. (a)	2,700	18,690
Ushio, Inc.	39,000	503,445
UT Group Co., Ltd. (e)	7,600	185,372
Utoc Corp.	5,100	22,541

Japan—(Continued)
Uzabase, Inc. (a)	1,100	25,085
V Technology Co., Ltd.	2,000	91,829
V-Cube, Inc. (a)	2,100	11,264
Valor Holdings Co., Ltd.	11,800	245,295
Valqua, Ltd.	6,000	126,222
Value HR Co., Ltd.	500	15,257
ValueCommerce Co., Ltd.	5,000	114,717
Vector, Inc. (a)	7,500	71,693
VIA Holdings, Inc. (a)	1,600	8,809
Village Vanguard Co., Ltd.	2,300	20,288
VINX Corp.	1,000	11,095
Vision, Inc. (a)	1,400	63,263
Vital KSK Holdings, Inc.	14,200	134,579
VT Holdings Co., Ltd.	24,300	95,016
Wacoal Holdings Corp.	10,900	282,528
Wacom Co., Ltd.	32,800	108,461
Wakachiku Construction Co., Ltd.	4,600	58,391
Wakamoto Pharmaceutical Co., Ltd. (a)	9,000	21,650
Wakita & Co., Ltd.	15,300	148,410
Warabeya Nichiyo Holdings Co., Ltd. (e)	5,000	77,158
Waseda Academy Co., Ltd.	1,400	10,046
Watahan & Co., Ltd.	1,600	36,279
WATAMI Co., Ltd.	7,600	101,033
Watts Co., Ltd.	1,900	11,958
WDB Holdings Co., Ltd.	2,200	54,887
Weathernews, Inc.	2,100	64,875
West Holdings Corp.	7,200	72,982
Will Group, Inc.	4,200	34,971
WIN-Partners Co., Ltd.	3,700	39,431
Wood One Co., Ltd.	2,600	22,929
World Holdings Co., Ltd.	2,500	39,096
Wowow, Inc.	2,200	54,236
Xebio Holdings Co., Ltd.	8,700	98,989
Y.A.C. Holdings Co., Ltd.	3,900	33,085
YA-MAN, Ltd.	6,200	50,965
Yachiyo Industry Co., Ltd.	3,900	23,609
Yahagi Construction Co., Ltd.	10,900	71,272
Yaizu Suisankagaku Industry Co., Ltd.	4,400	44,026
Yakuodo Co., Ltd.	2,900	64,162
YAMABIKO Corp.	12,800	111,597
YAMADA Consulting Group Co., Ltd.	3,100	57,510
Yamagata Bank, Ltd. (The)	10,400	155,975
Yamaguchi Financial Group, Inc.	3,700	25,323
Yamaichi Electronics Co., Ltd.	8,200	73,848
Yamanashi Chuo Bank, Ltd. (The)	11,800	127,332
Yamatane Corp.	3,400	43,265
Yamato Corp.	6,600	34,149
Yamato International, Inc.	6,700	25,624
Yamato Kogyo Co., Ltd.	7,900	230,871
Yamaura Corp.	2,800	21,447
Yamaya Corp.	1,150	22,736
Yamazawa Co., Ltd.	1,000	15,194
Yamazen Corp.	19,500	187,997
Yaoko Co., Ltd. (e)	2,800	126,547
Yashima Denki Co., Ltd.	7,500	57,650
Yasuda Logistics Corp.	7,400	59,523
Yasunaga Corp.	1,700	22,337

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yellow Hat, Ltd.	11,600	$155,099
Yodogawa Steel Works, Ltd.	7,600	148,056
Yokogawa Bridge Holdings Corp.	12,800	207,418
Yokohama Reito Co., Ltd.	16,800	155,865
Yokowo Co., Ltd.	5,200	107,052
Yomeishu Seizo Co., Ltd.	3,000	54,709
Yomiuri Land Co., Ltd.	1,300	59,911
Yondenko Corp.	1,600	40,405
Yondoshi Holdings, Inc.	4,600	105,784
Yorozu Corp.	7,900	99,224
Yossix Co., Ltd.	400	9,317
Yotai Refractories Co., Ltd.	2,200	11,272
Yuasa Funashoku Co., Ltd.	1,300	44,565
Yuasa Trading Co., Ltd.	5,800	162,425
Yuken Kogyo Co., Ltd.	1,700	25,988
Yume No. Machi Souzou Iinkai Co., Ltd.	3,500	51,239
Yumeshin Holdings Co., Ltd. (e)	13,100	93,665
Yurtec Corp.	12,000	82,656
Yushiro Chemical Industry Co., Ltd.	3,700	44,600
Yutaka Giken Co., Ltd.	600	9,522
Zappallas, Inc. (a)	4,900	16,203
Zenrin Co., Ltd.	10,950	193,558
ZIGExN Co., Ltd.	17,200	126,331
Zojirushi Corp. (e)	9,800	104,819
Zuiko Corp.	1,000	33,109
Zuken, Inc.	5,400	90,406

		143,456,621

Jersey, Channel Islands—0.1%
Centamin plc	392,183	570,645
Highland Gold Mining, Ltd.	32,781	84,886

		655,531

Jordan—0.0%
Hikma Pharmaceuticals plc	9,177	201,268

Kazakhstan—0.1%
KAZ Minerals plc	42,164	324,595

Liechtenstein—0.1%
Liechtensteinische Landesbank AG	2,973	189,042
VP Bank AG	955	154,381

		343,423

Luxembourg—0.1%
APERAM S.A.	21,182	598,203
L’Occitane International S.A.	80,750	159,524

		757,727

Macau—0.0%
Macau Legend Development, Ltd. (a)	585,000	82,316

Malta—0.1%
Kindred Group plc	61,427	521,050

Monaco—0.1%
Endeavour Mining Corp. (a)	21,215	345,875

Netherlands—3.2%
Aalberts NV	34,547	1,358,202
Accell Group	11,356	313,119
Altice Europe NV - Class A (a)	57,865	208,016
AMG Advanced Metallurgical Group NV (e)	11,371	353,060
Amsterdam Commodities NV	6,535	139,260
Arcadis NV	36,067	684,960
Argenx SE (a)	9,661	1,360,471
ASM International NV	19,662	1,281,113
ASR Nederland NV	1,172	47,712
Atrium European Real Estate, Ltd. (a)	66,764	248,782
Basic-Fit NV (a)	7,027	247,313
BE Semiconductor Industries NV	37,120	956,418
Beter Bed Holding NV (a)	5,373	13,809
BinckBank NV	28,201	202,348
Boskalis Westminster	23,702	547,469
Brack Capital Properties NV (a)	716	67,740
Brunel International NV (e)	9,034	132,594
Corbion NV	20,382	664,490
Euronext NV	16,910	1,279,723
Flow Traders	9,083	265,240
ForFarmers NV	6,572	55,526
Fugro NV (a) (e)	22,630	194,618
Funcom NV (a)	17,843	29,544
GrandVision NV	8,544	198,600
Heijmans NV (a)	11,179	110,401
Hunter Douglas NV	2,423	169,452
IMCD NV	14,955	1,372,549
Intertrust NV	15,775	325,636
KAS Bank NV	6,580	92,779
Kendrion NV	4,209	90,178
Koninklijke BAM Groep NV	115,981	516,662
Koninklijke Vopak NV	16,477	761,395
Lucas Bols B.V. (a)	1,325	21,696
Nederland Apparatenfabriek	2,241	123,103
New World Resources plc - A Shares (a) (b) (d)	11,898	0
OCI NV (a)	13,220	362,931
Ordina NV	44,115	90,324
PostNL NV (e)	195,310	338,414
Rhi Magnesita NV	6,294	386,448
SBM Offshore NV	72,035	1,394,418
Shop Apotheke Europe NV (a)	2,106	82,463
SIF Holding NV (e)	1,259	14,403
Signify NV (e)	27,832	822,914
Sligro Food Group NV	10,629	396,013
SNS REAAL NV (b) (d)	105,329	0
Takeaway.com NV (a)	6,682	627,129
TKH Group NV	13,932	864,267
TomTom NV (a)	28,915	332,907
Van Lanschot Kempen NV	3,940	89,431
Wessanen	31,675	410,240

		20,646,280

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

New Zealand—0.7%
Abano Healthcare Group, Ltd.	880	$2,070
Air New Zealand, Ltd.	72,051	128,422
Briscoe Group, Ltd.	13,123	29,703
Chorus, Ltd.	132,195	506,376
Ebos Group, Ltd.	4,025	62,616
Eroad, Ltd. (a)	4,808	9,679
Freightways, Ltd.	38,693	219,195
Genesis Energy, Ltd.	71,444	166,642
Gentrack Group, Ltd.	7,810	32,553
Hallenstein Glasson Holdings, Ltd.	19,012	66,434
Heartland Group Holdings, Ltd.	86,209	95,658
Infratil, Ltd.	204,135	636,279
Investore Property, Ltd. (REIT)	15,456	19,405
Kathmandu Holdings, Ltd.	24,348	36,013
Mainfreight, Ltd.	15,752	431,228
Metlifecare, Ltd.	34,148	100,722
Metro Performance Glass, Ltd.	8,816	2,251
Michael Hill International, Ltd.	82,929	30,677
New Zealand Refining Co., Ltd. (The)	39,302	55,154
NZME, Ltd.	71,247	24,991
NZX, Ltd.	83,876	63,159
Oceania Healthcare, Ltd.	57,658	40,239
Pacific Edge, Ltd. (a)	17,353	2,442
PGG Wrightson, Ltd.	58,545	20,868
Port of Tauranga, Ltd.	28,401	121,148
Pushpay Holdings, Ltd. (a)	22,159	57,225
Restaurant Brands New Zealand, Ltd. (a)	7,507	47,188
Rubicon, Ltd. (a)	9,922	1,266
Sanford, Ltd.	2,904	13,469
Scales Corp., Ltd.	20,336	64,242
Serko, Ltd. (a)	3,960	11,315
Skellerup Holdings, Ltd.	47,582	76,725
SKY Network Television, Ltd.	114,579	90,876
SKYCITY Entertainment Group, Ltd.	173,489	441,901
Steel & Tube Holdings, Ltd.	51,732	33,988
Summerset Group Holdings, Ltd.	32,970	123,433
Synlait Milk, Ltd. (a)	14,388	89,013
Tourism Holdings, Ltd.	25,309	64,307
TOWER, Ltd. (a)	59,836	30,536
Trustpower, Ltd.	13,980	69,503
Turners Automotive Group, Ltd.	8,394	13,202
Warehouse Group, Ltd. (The)	39,693	53,876
Z Energy, Ltd.	71,583	303,192

		4,489,181

Norway—0.9%
ABG Sundal Collier Holding ASA (a)	134,443	58,934
AF Gruppen ASA	4,034	79,440
Akastor ASA (a)	47,184	64,372
Aker Solutions ASA (a)	37,475	153,724
American Shipping Co. ASA (a)	19,821	81,672
Archer, Ltd. (a)	19,287	10,314
Atea ASA (a)	21,200	288,260
Avance Gas Holding, Ltd. (a)	14,826	41,461
Axactor SE (a)	39,265	86,160
B2Holding ASA	20,790	22,954

Norway—(Continued)
Bionor Pharma ASA	6,972	30,671
Bonheur ASA	10,311	210,325
Borregaard ASA	26,596	307,998
BW Offshore, Ltd. (a)	33,722	205,693
Data Respons ASA	17,251	65,867
DNO ASA	182,446	331,737
DOF ASA (a) (e)	47,311	18,561
Europris ASA	62,298	193,165
Frontline, Ltd. (a)	24,306	197,173
Grieg Seafood ASA	13,378	185,631
Hexagon Composites ASA (a)	28,187	118,899
Hoegh LNG Holdings, Ltd. (e)	16,807	69,152
IDEX Corp. (a)	53,185	9,826
Itera ASA	17,553	16,109
Kongsberg Automotive ASA (a)	176,177	128,018
Kvaerner ASA	60,872	98,076
Magnora ASA	16,466	14,199
NEL ASA (a) (e)	307,998	249,823
Next Biometrics Group (a)	560	327
Nordic Nanovector ASA (a) (e)	11,170	42,152
Nordic Semiconductor ASA (a)	45,822	192,495
Norway Royal Salmon ASA	3,915	83,011
Norwegian Air Shuttle ASA (a) (e)	26,268	109,983
Norwegian Finans Holding ASA (a)	24,477	177,994
Norwegian Property ASA	2,620	3,656
Ocean Yield ASA (e)	12,183	81,683
Odfjell Drilling, Ltd. (a)	25,648	78,181
Odfjell SE - A Shares (a)	1,949	5,890
Olav Thon Eiendomsselskap ASA	2,986	50,409
Otello Corp. ASA (a)	27,717	48,081
Panoro Energy ASA (a)	16,444	32,564
PGS ASA (a)	92,194	144,383
PhotoCure ASA (a)	5,477	27,572
ProSafe SE (a)	16,437	21,382
Protector Forsikring ASA (a)	20,253	132,350
Q-Free ASA (a)	24,256	20,743
Sbanken ASA	18,903	161,514
Scatec Solar ASA	26,893	268,893
Selvaag Bolig ASA	14,928	76,996
Solstad Offshore ASA (a) (e)	53,910	9,819
Spectrum ASA	12,979	100,373
Stolt-Nielsen, Ltd.	7,397	90,000
Treasure ASA	21,003	33,023
Veidekke ASA	28,524	277,230
Wilh Wilhelmsen Holding ASA - Class A	4,777	79,516
XXL ASA (e)	17,225	57,666

		5,746,100

Peru—0.0%
Hochschild Mining plc	95,965	233,531

Philippines—0.0%
Del Monte Pacific, Ltd. (a)	77,636	8,663

Portugal—0.4%
Altri SGPS S.A.	27,747	192,909

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Portugal—(Continued)
Banco Comercial Portugues S.A. - Class R	2,143,248	$662,729
Banco Espirito Santo S.A. (a) (b) (d)	89,078	0
CTT-Correios de Portugal S.A. (e)	47,697	114,876
Mota-Engil SGPS S.A.	40,942	88,702
Navigator Co. S.A. (The)	71,289	272,229
NOS SGPS S.A.	74,998	492,854
Novabase SGPS S.A.	7,827	21,358
REN - Redes Energeticas Nacionais SGPS S.A.	122,322	335,334
Semapa-Sociedade de Investimento e Gestao	4,163	58,604
Sonae Capital SGPS S.A.	11,637	9,646
Sonae SGPS S.A.	280,308	270,769
Teixeira Duarte S.A. (a)	9,907	1,113

		2,521,123

Russia—0.0%
Petropavlovsk plc (a)	987,975	123,139

Singapore—1.2%
Abterra, Ltd. (a) (b) (d)	51,720	279
Accordia Golf Trust	145,200	56,942
AEM Holdings, Ltd.	46,900	35,786
Ascendas India Trust	237,000	238,224
Avarga, Ltd.	46,000	6,665
Baker Technology, Ltd.	33,200	10,573
Banyan Tree Holdings, Ltd.	97,700	35,751
Best World International, Ltd. (b) (d)	80,000	80,414
Bonvests Holdings, Ltd.	18,000	17,029
Boustead Projects, Ltd.	24,607	16,901
Boustead Singapore, Ltd.	82,025	47,307
BreadTalk Group, Ltd.	54,200	29,881
Bukit Sembawang Estates, Ltd.	69,100	294,704
BW LPG, Ltd. (a)	31,059	151,554
Centurion Corp., Ltd.	98,400	29,128
China Aviation Oil Singapore Corp., Ltd.	94,800	92,706
Chip Eng Seng Corp., Ltd.	157,000	83,564
Chuan Hup Holdings, Ltd.	125,000	24,931
CITIC Envirotech, Ltd.	207,500	46,943
CNQC International Holdings, Ltd.	82,500	16,921
COSCO Shipping International Singapore Co., Ltd. (a)	332,100	77,540
Creative Technology, Ltd. (a)	16,300	44,980
CSE Global, Ltd.	197,000	70,749
CW Group Holdings, Ltd. (b) (d)	106,000	588
Delfi, Ltd.	66,000	63,404
Dyna-Mac Holdings, Ltd. (a)	98,000	7,907
Elec & Eltek International Co., Ltd.	23,000	31,723
Ezion Holdings, Ltd. (a) (b) (d)	753,729	17,994
Ezra Holdings, Ltd. (a) (b) (d)	1,000,703	7,599
Far East Orchard, Ltd.	74,044	65,139
First Resources, Ltd.	109,100	128,208
Food Empire Holdings, Ltd.	54,000	19,574
Fragrance Group, Ltd.	752,800	69,679
Fraser and Neave, Ltd.	15,900	20,097
Frencken Group, Ltd.	45,900	22,248
Fu Yu Corp., Ltd.	98,800	15,010
Gallant Venture, Ltd. (a)	126,000	11,359
Geo Energy Resources, Ltd.	155,000	17,537

Singapore—(Continued)
GK Goh Holdings, Ltd.	12,000	7,540
GL, Ltd.	188,000	109,889
Golden Agri-Resources, Ltd.	988,100	211,846
Golden Energy & Resources, Ltd.	69,000	10,965
GuocoLand, Ltd.	44,400	65,687
Halcyon Agri Corp., Ltd. (a)	188,713	66,314
Hanwell Holdings, Ltd.	19,000	2,880
Haw Par Corp., Ltd.	23,800	248,444
Hi-P International, Ltd.	50,200	51,534
Hiap Hoe, Ltd.	58,000	35,152
Ho Bee Land, Ltd.	67,200	118,214
Hong Fok Corp., Ltd.	146,740	91,686
Hong Leong Asia, Ltd. (a)	82,000	32,768
Hong Leong Finance, Ltd.	18,500	37,201
Hotel Grand Central, Ltd.	25,900	24,886
Hour Glass, Ltd. (The)	129,000	72,945
Hwa Hong Corp., Ltd.	138,000	31,132
Hyflux, Ltd. (a) (b) (d)	179,500	5,385
iFAST Corp., Ltd.	25,500	20,354
IGG, Inc.	300,000	333,383
Indofood Agri Resources, Ltd.	152,000	31,528
Japfa, Ltd.	89,700	35,088
k1 Ventures, Ltd. (a) (b) (d)	80,800	0
Kenon Holdings, Ltd.	3,549	75,236
Keppel Infrastructure Trust	723,718	270,157
Koh Brothers Group, Ltd.	97,000	15,417
KSH Holdings, Ltd.	25,700	7,801
Lian Beng Group, Ltd.	116,900	40,708
Low Keng Huat Singapore, Ltd.	122,600	45,760
Lum Chang Holdings, Ltd.	115,000	28,917
Metro Holdings, Ltd.	141,600	105,767
Mewah International, Inc.	110,000	22,389
Midas Holdings, Ltd. (a) (b) (d)	452,000	12,027
mm2 Asia, Ltd. (a)	149,800	25,469
NSL, Ltd.	15,000	11,643
Overseas Union Enterprise, Ltd.	119,200	132,307
Oxley Holdings, Ltd.	200,317	48,872
Pan-United Corp., Ltd.	53,750	12,318
Penguin International, Ltd.	64,333	21,455
Q&M Dental Group Singapore, Ltd.	41,800	15,140
QAF, Ltd.	74,167	40,067
Raffles Education Corp., Ltd. (a)	500,206	30,679
Raffles Medical Group, Ltd.	182,160	140,177
RHT Health Trust	84,400	1,123
Rickmers Maritime (a) (b) (d)	110,000	0
Riverstone Holdings, Ltd.	76,400	55,341
Roxy-Pacific Holdings, Ltd.	94,325	26,492
SBS Transit, Ltd.	40,500	123,045
Sembcorp Industries, Ltd.	13,600	24,296
Sembcorp Marine, Ltd. (a)	107,000	119,937
Sheng Siong Group, Ltd.	133,900	108,821
SHS Holdings, Ltd.	47,000	6,218
SIA Engineering Co., Ltd.	65,700	121,914
SIIC Environment Holdings, Ltd.	167,400	34,023
Sinarmas Land, Ltd.	618,500	114,334
Sing Holdings, Ltd.	82,000	23,675
Singapore Post, Ltd.	335,900	235,885

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Singapore Press Holdings, Ltd.	203,100	$367,177
Singapore Reinsurance Corp., Ltd.	1,000	214
Stamford Land Corp., Ltd.	278,000	98,627
StarHub, Ltd.	125,900	143,321
Sunningdale Tech, Ltd.	41,100	41,985
Swiber Holdings, Ltd. (a) (b) (d)	117,749	1,775
Tuan Sing Holdings, Ltd.	173,421	44,235
UMS Holdings, Ltd.	116,250	54,160
United Engineers, Ltd.	138,000	263,217
United Industrial Corp., Ltd.	13,600	29,556
United Overseas Insurance, Ltd.	4,000	20,990
UOB-Kay Hian Holdings, Ltd.	142,259	126,307
Venture Corp., Ltd.	7,900	95,174
Vicom, Ltd.	4,600	23,290
Wee Hur Holdings, Ltd.	85,000	13,213
Wing Tai Holdings, Ltd.	159,621	244,276
XP Power, Ltd.	4,479	125,711
Yeo Hiap Seng, Ltd.	19,712	13,137
Yongnam Holdings, Ltd. (a)	241,875	30,770

		7,486,904

South Africa—0.0%
Caledonia Mining Corp. plc	1,300	7,694
Mediclinic International plc	11,173	43,411
Petra Diamonds, Ltd. (a)	279,686	69,732
Sibanye Gold, Ltd. (a)	12,029	14,208

		135,045

Spain—2.3%
Acciona S.A.	7,805	837,849
Acerinox S.A.	70,013	703,067
Alantra Partners S.A.	4,852	81,616
Almirall S.A.	20,984	387,319
Amper S.A. (a)	224,339	64,996
Applus Services S.A.	33,014	449,166
Atresmedia Corp. de Medios de Comunicacion S.A.	21,362	104,501
Azkoyen S.A.	1,608	12,713
Bolsas y Mercados Espanoles SHMSF S.A.	27,936	683,935
Caja de Ahorros del Mediterraneo (a) (b) (d)	14,621	0
Cellnex Telecom S.A. (a)	41,922	1,551,886
Cia de Distribucion Integral Logista Holdings S.A.	11,001	249,426
Cie Automotive S.A.	17,266	499,938
Construcciones y Auxiliar de Ferrocarriles S.A.	5,880	269,465
Duro Felguera S.A. (a)	925,200	8,942
Ebro Foods S.A.	25,801	552,155
eDreams ODIGEO S.A. (a)	17,603	77,269
Elecnor S.A.	11,262	148,546
Enagas S.A.	11,482	306,780
Ence Energia y Celulosa S.A	61,968	279,454
Ercros S.A.	60,314	138,702
Euskaltel S.A.	13,752	127,484
Faes Farma S.A.	136,445	643,952
Fluidra S.A. (a)	16,366	216,242
Fomento de Construcciones y Contratas S.A.	4,576	60,953
Global Dominion Access S.A. (a)	25,444	130,346
Grupo Catalana Occidente S.A.	20,412	754,411

Spain—(Continued)
Grupo Empresarial San Jose S.A. (a)	8,320	73,801
Grupo Ezentis S.A. (a)	78,251	45,737
Iberpapel Gestion S.A.	1,128	35,657
Indra Sistemas S.A. (a)	42,149	426,124
Laboratorios Farmaceuticos Rovi S.A.	3,511	80,194
Liberbank S.A.	410,152	176,870
Masmovil Ibercom S.A. (a)	10,030	223,557
Mediaset Espana Comunicacion S.A.	49,361	359,391
Melia Hotels International S.A.	24,250	231,917
Miquel y Costas & Miquel S.A.	11,154	194,328
Obrascon Huarte Lain S.A. (a) (e)	35,775	45,659
Parques Reunidos Servicios Centrales S.A. Unipersonal	1,039	16,448
Pharma Mar S.A. (a)	72,263	148,242
Prim S.A.	3,013	40,779
Promotora de Informaciones S.A. - Class A (a)	111,443	182,318
Prosegur Cia de Seguridad S.A.	54,905	258,185
Quabit Inmobiliaria S.A. (a)	21,835	27,201
Realia Business S.A. (a)	143,011	151,241
Sacyr S.A.	119,046	289,153
Solaria Energia y Medio Ambiente S.A. (a)	19,439	111,305
Talgo S.A. (a)	18,100	112,707
Tecnicas Reunidas S.A.	11,115	285,875
Tubacex S.A.	28,250	89,116
Vidrala S.A.	7,634	718,790
Viscofan S.A.	14,797	774,996
Vocento S.A.	18,128	26,176
Zardoya Otis S.A.	41,270	313,498

		14,780,378

Sweden—3.2%
AcadeMedia AB (a)	4,298	24,243
AddLife AB - Class B	7,312	228,404
AddNode Group AB	7,307	121,118
AddTech AB - B Shares	21,786	661,643
AF AB - B Shares	26,024	589,230
Ahlstrom-Munksjo Oyj	17,418	286,786
Alimak Group AB	10,425	160,123
Arise AB (a)	4,852	12,227
Arjo AB - B Shares	41,654	188,831
Atrium Ljungberg AB - B Shares	10,176	183,752
Attendo AB	20,278	88,001
Avanza Bank Holding AB	38,300	292,533
BE Group AB	1,962	9,275
Beijer Alma AB	15,250	202,982
Beijer Electronics Group AB	7,843	45,275
Beijer Ref AB	18,141	437,930
Bergman & Beving AB - B Shares	12,796	139,026
Besqab AB	1,061	13,938
Betsson AB (a)	41,330	253,064
Bilia AB - A Shares	34,008	307,013
BillerudKorsnas AB	11,161	148,540
BioGaia AB - B Shares	6,083	281,871
Biotage AB	18,332	214,992
Bjorn Borg AB (a)	9,936	28,783
Bonava AB	928	11,643
Bonava AB - B Shares	18,068	226,933

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Bravida Holding AB	51,786	$459,368
Bufab AB	9,902	113,732
Bulten AB	6,239	49,052
Bure Equity AB	18,672	318,892
Byggmax Group AB (a)	18,326	73,207
Catena AB	6,561	206,080
Clas Ohlson AB - B Shares	13,900	138,138
Cloetta AB - B Shares	92,493	300,179
Coor Service Management Holding AB	6,617	61,212
Corem Property Group AB - B Shares	40,507	72,575
Dios Fastigheter AB	38,354	283,883
Dometic Group AB	22,651	227,159
Doro AB (a)	3,391	12,420
Duni AB	14,094	192,146
Dustin Group AB	18,741	172,392
Eastnine AB	7,088	81,463
Elanders AB - B Shares	1,453	13,602
Eltel AB (a)	11,729	29,654
Enea AB (a)	4,082	61,325
eWork Group AB	2,864	22,962
Fagerhult AB (e)	19,392	128,422
FastPartner AB	7,445	60,138
Fingerprint Cards AB - Class B (a) (e)	28,890	51,184
GHP Specialty Care AB	7,172	10,639
Granges AB	23,241	266,304
Gunnebo AB	12,816	34,070
Haldex AB	16,480	101,227
Heba Fastighets AB	3,306	29,906
Hembla AB (a)	5,814	113,303
Hemfosa Fastigheter AB	45,756	432,386
HIQ International AB (a)	13,747	77,342
HMS Networks AB	7,891	151,424
Hoist Finance AB (a)	3,999	19,457
Holmen AB - B Shares	4,535	96,750
Humana AB	6,890	41,759
Inwido AB	16,291	112,893
ITAB Shop Concept AB - Class B (a)	1,944	6,113
JM AB	23,748	546,027
KappAhl AB	29,980	45,489
Klovern AB - B Shares (e)	158,702	249,652
Know It AB	9,489	218,466
Kungsleden AB	56,456	465,718
Lagercrantz Group AB - B Shares	21,001	298,934
Lindab International AB	38,985	448,421
Loomis AB - Class B	18,603	639,468
Medivir AB - B Shares (a) (e)	10,470	27,018
Mekonomen AB (e)	9,225	76,843
Momentum Group AB - Class B	12,796	159,851
MQ Holding AB (a)	27,336	6,010
Mycronic AB	25,742	312,713
Nederman Holding AB	6,476	79,229
Net Insight AB - Class B (a)	74,697	14,222
NetEnt AB (a)	74,590	238,778
New Wave Group AB - B Shares	19,643	136,655
Nobia AB	40,224	234,352
Nobina AB	33,657	208,779
Nolato AB - B Shares	9,452	576,666

Sweden—(Continued)
Nordic Waterproofing Holding	3,742	33,730
NP3 Fastigheter AB	11,449	99,369
Nyfosa AB (a)	48,024	301,277
OEM International AB - B Shares	3,800	101,721
Opus Group AB	92,554	60,632
Peab AB	53,678	459,212
Platzer Fastigheter Holding AB - Class B	11,785	109,195
Pricer AB - B Shares	32,212	46,416
Proact IT Group AB	2,832	71,260
Qliro Group AB (a)	24,348	30,624
Ratos AB - B Shares	45,770	127,090
RaySearch Laboratories AB (a)	10,154	145,001
Recipharm AB - B Shares (e)	12,287	150,052
Rottneros AB	26,936	33,649
Sagax AB - Class B	17,585	166,028
SAS AB (a) (e)	95,090	126,895
Scandi Standard AB	19,443	133,754
Scandic Hotels Group AB	17,969	158,416
Sectra AB - B Shares (a)	6,258	227,069
Semcon AB	5,540	32,993
Sensys Gatso Group AB (a)	223,283	38,593
Sintercast AB	599	10,192
SkiStar AB	18,152	223,295
Sweco AB - B Shares	9,523	261,592
Systemair AB	5,455	75,657
Thule Group AB	32,103	793,126
Troax Group AB	11,469	117,333
VBG Group AB - B Shares	1,361	24,478
Vitrolife AB	17,061	332,738
Wallenstam AB - B Shares	9,820	103,847
Wihlborgs Fastigheter AB	53,876	780,948

		20,140,387

Switzerland—5.1%
Allreal Holding AG (a)	4,553	783,509
ALSO Holding AG (a)	1,640	234,536
APG SGA S.A.	468	132,530
Arbonia AG (a)	12,618	167,289
Aryzta AG (a)	230,151	263,524
Ascom Holding AG	12,379	162,334
Autoneum Holding AG (e)	1,187	170,992
Bachem Holding AG - Class B	82	10,836
Banque Cantonale de Geneve	750	154,429
Banque Cantonale Vaudoise	305	237,461
Belimo Holding AG	131	804,623
Bell Food Group AG (a)	880	243,759
Bellevue Group AG	3,322	72,469
Berner Kantonalbank AG	1,950	464,437
BFW Liegenschaften AG (a)	528	23,360
BKW AG	5,103	340,835
Bobst Group S.A. (e)	3,743	276,596
Bossard Holding AG - Class A	2,139	332,640
Bucher Industries AG	2,604	897,445
Burckhardt Compression Holding AG	216	57,494
Burkhalter Holding AG	1,291	101,816
Calida Holding AG (a)	2,002	57,413

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Carlo Gavazzi Holding AG	48	$13,299
Cembra Money Bank AG	7,937	766,148
Cham Group AG (a)	113	48,043
Cicor Technologies, Ltd. (a)	644	34,966
Cie Financiere Tradition S.A.	595	61,866
Coltene Holding AG	1,308	118,609
Conzzeta AG	325	275,932
Daetwyler Holding AG	2,353	358,205
DKSH Holding AG	4,025	235,863
dormakaba Holding AG (a)	923	668,989
Dufry AG (a)	3,547	300,460
EDAG Engineering Group AG (a)	3,171	42,908
EFG International AG (a)	20,307	140,695
Emmi AG	773	722,996
Energiedienst Holding AG	3,530	112,458
Evolva Holding S.A. (a)	36,339	7,217
Feintool International Holding AG (a) (e)	588	41,803
Fenix Outdoor International AG	1,091	117,303
Ferrexpo plc	89,833	316,397
Flughafen Zurich AG	3,471	653,009
Forbo Holding AG	346	611,679
GAM Holding AG (a)	68,723	318,347
Georg Fischer AG	1,301	1,243,643
Gurit Holding AG	164	172,046
Helvetia Holding AG	9,021	1,133,508
Hiag Immobilien Holding AG	1,331	159,546
Highlight Communications AG (a)	7,829	38,470
HOCHDORF Holding AG (a)	174	19,254
Huber & Suhner AG	4,851	409,049
Implenia AG (e)	6,413	189,756
Inficon Holding AG	600	366,048
Interroll Holding AG	226	567,858
Intershop Holding AG	416	211,850
Investis Holding S.A. (a)	322	22,438
IWG plc	206,169	894,010
Jungfraubahn Holding AG	188	27,498
Kardex AG	2,247	392,736
Komax Holding AG (a) (e)	1,292	287,260
Kudelski S.A. (a) (e)	13,221	87,362
Lastminute.com NV (a)	1,492	42,947
LEM Holding S.A.	246	345,971
Luzerner Kantonalbank AG	1,452	655,958
MCH Group AG (a)	831	19,658
Meier Tobler Group AG (a)	872	14,364
Metall Zug AG - B Shares	66	148,659
Mikron Holding AG (a)	474	4,398
Mobilezone Holding AG (a)	11,899	121,622
Mobimo Holding AG (a)	2,761	733,939
OC Oerlikon Corp. AG	68,290	833,967
Orascom Development Holding AG (a)	5,250	80,557
Orell Fuessli Holding AG	428	39,941
Orior AG (a) (e)	2,240	189,301
Panalpina Welttransport Holding AG (a)	2,930	674,831
Phoenix Mecano AG	274	123,502
Plazza AG - Class A	497	125,751
PSP Swiss Property AG	13,666	1,597,356
Resurs Holding AB	23,894	142,296

Switzerland—(Continued)
Rieter Holding AG	1,344	204,616
Romande Energie Holding S.A.	111	138,733
Schaffner Holding AG (a)	238	54,100
Schmolz & Bickenbach AG (a)	161,565	77,481
Schweiter Technologies AG	381	358,367
SFS Group AG	3,820	325,634
Siegfried Holding AG (a)	1,321	460,138
St. Galler Kantonalbank AG	1,123	506,037
Sulzer AG	5,258	574,783
Sunrise Communications Group AG (a)	10,006	746,770
Swiss Prime Site AG	2,143	187,102
Swissquote Group Holding S.A.	3,968	168,952
Tamedia AG	904	98,480
Tecan Group AG	54	14,007
U-Blox Holding AG (a) (e)	2,262	192,115
Valiant Holding AG	5,102	554,010
Valora Holding AG (a)	1,467	373,126
VAT Group AG (a)	8,590	1,058,299
Vaudoise Assurances Holding S.A.	423	216,662
Vetropack Holding AG	88	187,052
Von Roll Holding AG (a)	16,704	20,193
Vontobel Holding AG	9,780	544,057
VZ Holding AG	691	189,354
Walliser Kantonalbank	1,160	132,484
Warteck Invest AG (a)	43	82,352
Ypsomed Holding AG (a) (e)	1,361	187,391
Zehnder Group AG	3,984	145,197
Zug Estates Holding AG - B Shares (a)	83	154,760
Zuger Kantonalbank AG	59	381,949

		32,409,070

Turkey—0.0%
Global Ports Holding plc	3,344	14,985

United Arab Emirates—0.0%
Lamprell plc (a)	100,553	80,708

United Kingdom—15.9%
4imprint Group plc	7,338	251,451
888 Holdings plc	86,183	178,411
A.G. Barr plc	45,463	535,225
AA plc	210,707	129,261
Acacia Mining plc (a)	69,634	157,112
Advanced Medical Solutions Group plc	3,307	12,615
Afren plc (a) (b) (d)	251,096	0
Aggreko plc	71,942	721,816
Air Partner plc	4,960	4,799
Alliance Pharma plc	8,664	7,483
Amerisur Resources plc (a)	93,968	15,369
Anglo Pacific Group plc	45,747	120,404
Anglo-Eastern Plantations plc	5,782	35,172
Arrow Global Group plc	59,836	172,684
Ascential plc	3,642	16,497
Ashmore Group plc	106,400	689,042
ASOS plc (a)	2,250	72,900
Auto Trader Group plc	239,399	1,668,459

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
AVEVA Group plc	1,694	$86,966
Avon Rubber plc	11,857	205,148
B&M European Value Retail S.A.	211,609	897,485
Babcock International Group plc	92,719	539,616
Balfour Beatty plc	232,244	714,742
BBA Aviation plc	400,738	1,437,497
BCA Marketplace plc	8,929	27,625
Beazley plc	148,099	1,039,636
Begbies Traynor Group plc	12,000	11,205
Bellway plc	40,936	1,447,945
Bloomsbury Publishing plc	25,349	73,087
Bodycote plc	84,979	892,052
boohoo Group plc (a)	180,823	487,756
Bovis Homes Group plc	60,601	796,582
Braemar Shipping Services plc	7,120	17,181
Brewin Dolphin Holdings plc	106,430	413,142
Britvic plc	83,065	938,062
BTG plc (a)	65,897	699,015
Cairn Energy plc (a)	234,247	516,719
Capita plc (a)	17,105	22,909
Capital & Counties Properties plc	209,181	576,180
Carclo plc (a)	16,990	4,237
Card Factory plc	103,756	232,211
CareTech Holdings plc	13,900	65,925
Carpetright plc (a)	40,521	8,133
Carr’s Group plc	19,239	38,358
Castings plc	2,870	15,429
Centaur Media plc	92,526	54,626
Charles Taylor plc	17,127	48,678
Chemring Group plc	123,138	287,838
Chesnara plc	58,648	246,336
Cineworld Group plc	191,264	617,222
City of London Investment Group plc	6,851	35,288
Clarkson plc	8,219	262,754
Clipper Logistics plc	11,008	39,392
Close Brothers Group plc	58,401	1,050,895
CLS Holdings plc	60,694	165,452
CMC Markets plc	42,124	48,144
Cobham plc (a)	743,389	1,007,939
Computacenter plc	29,696	503,095
Concentric AB	16,079	240,909
Connect Group plc (a)	78,147	37,124
Consort Medical plc	22,450	242,736
ConvaTec Group plc	212,877	394,207
Costain Group plc	35,950	79,709
Countryside Properties plc	111,017	421,362
Countrywide plc (a)	6,402	342
Cranswick plc	19,204	632,154
Crest Nicholson Holdings plc	66,688	302,883
CYBG plc	190,655	465,681
Daejan Holdings plc	2,195	154,790
Daily Mail & General Trust plc	48,943	486,381
Dart Group plc	3,865	41,018
De La Rue plc	36,480	141,351
Debenhams plc (a) (b) (d) (e)	426,182	9,904
Devro plc	61,396	161,396
DFS Furniture plc	24,217	78,193

United Kingdom—(Continued)
Dialight plc (a)	5,140	32,058
Dialog Semiconductor plc (a)	25,587	1,032,210
Dignity plc	19,579	161,181
Diploma plc	39,240	763,559
DiscoverIE Group plc	19,500	103,866
Dixons Carphone plc	175,794	244,368
Domino’s Pizza Group plc	168,480	595,690
Drax Group plc	137,597	454,730
Dunelm Group plc	31,911	372,843
EI Group plc (a)	245,184	612,944
EKF Diagnostics Holdings plc (a)	33,004	13,886
Eland Oil & Gas plc (a)	7,992	11,973
Electrocomponents plc	151,487	1,217,541
Elementis plc	202,330	364,760
EMIS Group plc	6,475	100,017
EnQuest plc (a)	832,061	209,858
Equiniti Group plc	68,818	192,329
Essentra plc	87,048	475,782
Euromoney Institutional Investor plc	32,940	545,856
FDM Group Holdings plc	12,113	143,409
Fevertree Drinks plc	18,799	555,383
Findel plc (a)	17,439	55,840
Firstgroup plc (a)	445,353	552,905
Flex LNG, Ltd. (a)	4,057	47,889
Flowtech Fluidpower plc	6,703	11,563
Forterra plc	43,179	162,514
Foxtons Group plc (a)	74,860	50,373
Fuller Smith & Turner plc - Class A	7,667	104,517
FW Thorpe plc	6,310	25,391
G4S plc	436,844	1,156,859
Galliford Try plc	49,848	399,126
Games Workshop Group plc	11,160	703,880
Gamma Communications plc	1,155	16,867
Gem Diamonds, Ltd. (a)	44,142	43,142
Genel Energy plc	14,530	35,768
Genus plc	3,398	114,630
Georgia Capital plc (a)	7,105	98,375
Go-Ahead Group plc	16,658	417,190
Gocompare.Com Group plc	86,389	102,650
Gooch & Housego plc	2,212	32,484
Goodwin plc	188	8,219
Grafton Group plc	88,160	905,279
Grainger plc	159,150	496,685
Greene King plc	121,167	952,359
Greggs plc	34,690	1,012,442
Gulf Keystone Petroleum, Ltd.	64,377	184,932
GVC Holdings plc	5,947	49,232
Gym Group plc (The)	41,701	129,624
Halfords Group plc	89,687	256,182
Hastings Group Holdings plc	68,571	170,631
Hays plc	461,035	919,854
Headlam Group plc	43,642	266,484
Helical plc	47,664	223,357
Henry Boot plc	8,542	26,784
Hill & Smith Holdings plc	29,060	432,174
Hilton Food Group plc	9,722	119,522
Hiscox, Ltd.	69,440	1,496,101

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Hollywood Bowl Group plc	29,996	$85,304
HomeServe plc	89,792	1,353,592
Horizon Discovery Group plc (a) (e)	25,090	49,702
Howden Joinery Group plc	213,311	1,373,534
Hunting plc	52,837	343,630
Huntsworth plc	92,591	114,435
Hurricane Energy plc (a) (e)	60,919	40,800
Ibstock plc	118,333	365,743
IDOX plc (a)	30,485	13,434
IG Group Holdings plc	127,101	942,999
IGas Energy plc (a)	18,467	13,347
IMI plc	81,384	1,075,053
Inchcape plc	161,511	1,263,523
Indivior plc (a)	173,858	94,282
Inmarsat plc	94,184	651,348
Intermediate Capital Group plc	88,839	1,561,982
International Personal Finance plc	79,366	120,963
iomart Group plc	2,899	11,933
IP Group plc (a)	147,458	139,927
ITE Group plc	253,088	230,181
J.D. Wetherspoon plc	28,929	524,515
James Fisher & Sons plc	20,005	486,718
JD Sports Fashion plc	100,296	749,030
John Laing Group plc	31,550	158,034
John Menzies plc	26,664	153,782
John Wood Group plc	141,076	814,973
Johnson Service Group plc	32,984	62,386
Joules Group plc	3,224	10,380
JPJ Group PLC (a)	21,152	198,938
Jupiter Fund Management plc	124,588	669,595
Just Group plc (a)	46,856	33,542
Kainos Group plc	18,245	151,299
Kcom Group plc	172,562	245,539
Keller Group plc	25,571	199,596
Kier Group plc (e)	50,507	68,232
Kin & Carta plc	66,431	88,588
Lancashire Holdings, Ltd.	70,812	619,754
Liontrust Asset Management plc	1,332	12,146
Lookers plc	131,372	84,922
Low & Bonar plc	75,589	5,760
LSL Property Services plc	24,253	64,678
Luceco plc	38,430	52,345
M&C Saatchi plc	3,677	16,345
Majestic Wine plc	10,364	33,827
Man Group plc	598,620	1,184,418
Marshalls plc	73,997	642,724
Marston’s plc	258,409	383,628
McBride plc (a)	63,975	64,978
McCarthy & Stone plc	25,888	45,053
McColl’s Retail Group plc	12,767	11,317
Mears Group plc	41,542	138,850
Meggitt plc	154,944	1,032,507
Merlin Entertainments plc	200,200	1,141,878
Metro Bank plc (a)	2,816	18,883
Midwich Group plc	1,526	11,189
Millennium & Copthorne Hotels plc	54,328	472,582
Mitchells & Butlers plc (a)	85,514	311,358

United Kingdom—(Continued)
Mitie Group plc	135,619	252,868
MJ Gleeson plc	13,112	121,305
Moneysupermarket.com Group plc	163,514	857,238
Morgan Advanced Materials plc	105,477	373,582
Morgan Sindall Group plc	17,569	276,603
Morses Club plc	6,380	11,251
Mortgage Advice Bureau Holdings, Ltd.	4,434	33,523
Mothercare plc (a)	102,238	27,649
Motorpoint group plc	14,323	40,928
N Brown Group plc	73,957	122,378
National Express Group plc	203,273	1,037,031
NCC Group plc	82,122	170,998
Next Fifteen Communications Group plc	4,175	33,730
Non-Standard Finance plc	79,101	36,179
Norcros plc	4,719	13,315
Northgate plc	53,383	235,600
Numis Corp. plc	4,113	14,129
On the Beach Group plc	36,264	219,960
OneSavings Bank plc	62,111	286,596
Oxford Instruments plc	16,508	270,522
Pagegroup plc	105,272	687,613
Pan African Resources plc (a)	316,147	40,122
Paragon Banking Group plc	88,923	496,122
Park Group plc	23,099	19,672
Parkmead Group plc (The) (a)	28,991	19,255
PayPoint plc	23,440	288,782
Pendragon plc	345,188	71,233
Pennon Group plc	142,268	1,342,135
Petrofac, Ltd.	76,214	416,243
Pets at Home Group plc	67,442	160,265
Phoenix Group Holdings plc	120,822	1,090,391
Photo-Me International plc	89,030	109,175
Playtech plc	80,273	436,068
Polar Capital Holdings plc	3,314	25,290
Polypipe Group plc	68,575	387,554
Porvair plc	8,570	63,338
Premier Asset Management Group plc	9,032	22,399
Premier Foods plc (a) (e)	334,879	143,576
Premier Oil plc (a) (e)	245,706	239,985
Provident Financial plc	22,978	120,543
PZ Cussons plc	102,110	277,868
QinetiQ Group plc	183,469	651,011
Quilter plc	324,572	580,649
Rank Group plc	40,547	81,873
Rathbone Brothers plc	15,068	425,951
REA Holdings plc (a)	1,120	1,900
Redde plc	10,004	13,390
Redrow plc	93,432	646,274
Renew Holdings plc	6,035	31,807
Renewi plc	221,260	81,202
Renishaw plc	12,189	659,158
Renold plc (a)	64,766	29,202
Restaurant Group plc (The)	166,434	279,202
Revolution Bars Group plc	5,460	4,437
Ricardo plc	13,452	129,737
Rightmove plc	122,881	834,955
River & Mercantile Group plc	112	387

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
RM plc	43,283	$131,457
Robert Walters plc	16,356	134,978
Rotork plc	262,065	1,054,307
Royal Mail plc	33,745	91,025
RPC Group plc	140,988	1,419,148
RPS Group plc	100,537	137,250
S&U plc	343	10,386
Saga plc	127,724	64,747
Savannah Petroleum plc (a)	60,736	13,457
Savills plc	62,765	715,969
Scapa Group plc	15,602	36,883
SDL plc	33,826	219,012
Secure Trust Bank plc	458	8,304
Senior plc	166,890	458,358
Serica Energy plc (a)	8,726	14,111
Severfield plc	100,890	88,138
SIG plc	252,797	417,192
Sirius Minerals plc (a)	252,943	47,287
Smart Metering Systems plc	5,630	38,027
Soco International plc	50,968	45,176
Softcat plc	34,705	429,678
Spectris plc	40,479	1,480,930
Speedy Hire plc	205,988	164,813
Spire Healthcare Group plc	6,876	10,474
Spirent Communications plc	217,958	423,614
Sportech plc (a)	20,264	8,542
Sports Direct International plc (a)	49,099	172,640
SSP Group plc	132,276	1,153,774
St. Modwen Properties plc	86,555	481,862
Stagecoach Group plc	163,409	263,681
SThree plc	40,191	145,302
Stobart Group, Ltd.	80,421	113,314
Stock Spirits Group plc	27,770	77,820
STV Group plc	7,121	31,398
Superdry plc	18,185	106,514
Synthomer plc	88,503	420,933
T. Clarke plc	15,381	23,383
TalkTalk Telecom Group plc (e)	201,309	285,748
Tate & Lyle plc	163,836	1,536,355
Ted Baker plc	9,974	102,693
Telecom Plus plc	21,709	388,747
Telit Communications plc (a)	33,381	67,830
Thomas Cook Group plc (a) (e)	438,591	73,204
Topps Tiles plc	61,961	51,939
TORM plc (a)	6,490	56,371
TP ICAP plc	203,445	775,340
Travis Perkins plc	80,024	1,298,252
Trifast plc	20,432	59,372
Trinity Mirror plc	157,693	156,293
TT electronics plc	79,682	234,153
U & I Group plc	54,856	95,002
Ultra Electronics Holdings plc	27,882	585,527
Urban & Civic plc	5,854	24,650
Vectura Group plc (a)	245,376	270,486
Vertu Motors plc	35,216	17,977
Vesuvius plc	95,731	668,619
Victrex plc	29,970	827,032

United Kingdom—(Continued)
Vitec Group plc (The)	10,351	149,715
Volex plc (a)	20,438	24,968
Volution Group plc	23,180	53,115
Vp plc	4,147	45,258
Watkin Jones plc	4,237	11,115
Weir Group plc (The)	247	4,852
WH Smith plc	35,182	880,247
William Hill plc	315,264	619,206
Wincanton plc	44,811	151,316
Xaar plc	18,088	18,839

		101,579,664

United States—0.4%
Aeterna Zentaris, Inc. (a)	2,400	6,983
Alacer Gold Corp. (a)	102,778	357,100
Argonaut Gold, Inc. (a)	66,123	89,877
BRP, Inc.	3,005	107,391
Burford Capital, Ltd.	13,154	259,093
Energy Fuels, Inc. (a) (e)	19,715	61,273
Epsilon Energy, Ltd. (a)	10,928	40,980
Golden Star Resources, Ltd. (a) (e)	28,192	114,099
Ormat Technologies, Inc.	1	35
PureTech Health plc (a)	30,589	88,649
REC Silicon ASA (a) (e)	643,607	44,714
Reliance Worldwide Corp., Ltd.	180,174	446,213
Samsonite International S.A. (a)	93,600	215,263
Sims Metal Management, Ltd.	81,887	625,888
Tom Tailor Holding SE (a)	8,518	22,374
Varia US Properties AG	781	29,217

		2,509,149

Total Common Stocks (Cost $587,405,103)		631,936,640

Preferred Stocks—0.2%

Germany—0.2%
Biotest AG	5,357	133,720
Draegerwerk AG & Co. KGaA	2,545	160,562
FUCHS Petrolub SE	4,131	162,435
Jungheinrich AG	14,450	445,283
Sixt SE	4,716	344,057
Sto SE & Co. KGaA	301	33,742
Villeroy & Boch AG	505	8,561

Total Preferred Stocks (Cost $1,208,642)		1,288,360

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units)	9,600	0

Austria—0.0%
Intercell AG, Expires 05/16/13 (a) (b) (d)	24,163	0

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Rights—(Continued)

Security Description	Shares/ Principal Amount*	Value

Canada —0.0%
Pan American Silver Corp., Expires 02/22/29	78,950	$27,900

Hong Kong—0.0%
Fortune Oil CVR (b) (d)	575,627	0

Spain—0.0%
Sacyr S.A., Expires 07/05/19 (a)	119,046	7,120

Total Rights (Cost $27,903)		35,020

Warrant—0.0%

Canada—0.0%
Tervita Corp., Expires 07/19/20 (a)	733	3

China—0.0%
First Sponsor Group, Ltd., Expires 05/30/24 (a)	949	64

Singapore—0.0%
Ezion Holdings, Ltd., Expires 04/16/23 (a)	309,737	0

Total Warrants (Cost $0)		67

Short-Term Investment—0.2%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $1,523,273; collateralized by U.S. Treasury Inflation Indexed Note at 0.125%, maturing 01/15/22, with a market value of $1,553,705.	1,523,120	1,523,120

Total Short-Term Investments (Cost $1,523,120)		1,523,120

Securities Lending Reinvestments (f)—2.6%

Certificate of Deposit—0.1%
Wells Fargo Bank N.A. 2.796%, 3M LIBOR + 0.210%, 10/25/19 (c)	500,000	500,397

Commercial Paper—0.1%
Starbird Funding Corp. 2.600%, 07/01/19	399,921	399,918

Repurchase Agreements—2.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $1,983,594; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $2,022,878.	1,983,214	1,983,214

Repurchase Agreements—(Continued)
BofA Securities, Inc.
Repurchase Agreement dated 06/28/19 at 2.460%, due on 07/01/19 with a maturity value of $3,000,615; collateralized by various Common Stock with an aggregate market value of $3,300,001.	3,000,000	3,000,000
Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $302,201; collateralized by various Common Stock with an aggregate market value of $330,000.	300,000	300,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $2,100,455; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $2,142,000.	2,100,000	2,100,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $200,046; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $204,001.	200,000	200,000
Goldman Sachs & Co. Repurchase Agreement dated 06/28/19 at 2.510%, due on 07/01/19 with a maturity value of $3,000,628; collateralized by U.S. Government Agency Obligations with rates ranging from 2.500% - 5.500%, maturity dates ranging from 09/20/26 - 04/20/49, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $1,300,274; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $1,331,246.	1,300,000	1,300,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $500,249; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $547,156.	500,000	500,000
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $2,000,412; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $2,155,136.	2,000,000	2,000,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $600,292; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $646,541.	600,000	600,000

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $300,146; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $323,270.	300,000	$300,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $225,109; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $242,453.	225,000	225,000

		15,508,214

Total Securities Lending Reinvestments (Cost $16,408,214)		16,408,529

Total Investments—102.2% (Cost $606,572,982)		651,191,736
Other assets and liabilities (net)—(2.2)%		(13,857,032)

Net Assets—100.0%		$637,334,704

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, these securities represent less than 0.05% of net assets.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $21,321,596 and the collateral received consisted of cash in the amount of $16,408,134 and non-cash collateral with a value of $7,266,560. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(LIBOR)—	London Interbank Offered Rate

Ten Largest Industries as of June 30, 2019 (Unaudited)	% of Net Assets
Machinery	6.6
Real Estate Management & Development	5.1
Metals & Mining	5.0
Hotels, Restaurants & Leisure	3.7
Banks	3.7
Capital Markets	3.6
Electronic Equipment, Instruments & Components	3.2
Food Products	3.1
Chemicals	3.1
Construction & Engineering	3.0

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$486,093	$43,193,984	$2,681	$43,682,758
Austria	—	8,571,836	0	8,571,836
Belgium	2,115,795	9,354,932	—	11,470,727
Canada	53,323,803	569,937	794	53,894,534
China	98,951	1,480,456	—	1,579,407
Colombia	31,794	—	—	31,794
Denmark	—	13,018,835	—	13,018,835
Faeroe Islands	—	10,428	—	10,428
Finland	—	15,638,782	—	15,638,782
France	—	27,880,464	—	27,880,464
Georgia	—	243,245	—	243,245
Germany	—	41,817,786	—	41,817,786
Ghana	—	1,306,811	—	1,306,811
Greenland	—	11,624	—	11,624
Guernsey, Channel Islands	—	58,816	—	58,816
Hong Kong	909,194	15,667,768	130,567	16,707,529
Ireland	109,152	2,476,085	—	2,585,237
Isle of Man	—	56,688	—	56,688
Israel	—	8,242,818	43,361	8,286,179
Italy	—	25,490,251	196	25,490,447
Japan	33,747	143,422,874	—	143,456,621
Jersey, Channel Islands	—	655,531	—	655,531
Jordan	—	201,268	—	201,268
Kazakhstan	—	324,595	—	324,595
Liechtenstein	—	343,423	—	343,423
Luxembourg	—	757,727	—	757,727
Macau	—	82,316	—	82,316
Malta	—	521,050	—	521,050
Monaco	345,875	—	—	345,875
Netherlands	—	20,646,280	0	20,646,280
New Zealand	—	4,489,181	—	4,489,181
Norway	197,173	5,548,927	—	5,746,100
Peru	—	233,531	—	233,531
Philippines	—	8,663	—	8,663
Portugal	—	2,521,123	0	2,521,123
Russia	—	123,139	—	123,139
Singapore	145,637	7,215,206	126,061	7,486,904
South Africa	7,694	127,351	—	135,045
Spain	—	14,780,378	0	14,780,378
Sweden	—	20,140,387	—	20,140,387

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Switzerland	$—	$32,409,070	$—	$32,409,070
Turkey	—	14,985	—	14,985
United Arab Emirates	—	80,708	—	80,708
United Kingdom	1,184,418	100,385,342	9,904	101,579,664
United States	777,703	1,731,446	—	2,509,149
Total Common Stocks	59,767,029	571,856,047	313,564	631,936,640
Total Preferred Stocks*	—	1,288,360	—	1,288,360
Rights
Australia	—	0	—	0
Austria	—	—	0	0
Canada	—	27,900	—	27,900
Hong Kong	—	—	0	0
Spain	7,120	—	—	7,120
Total Rights	7,120	27,900	0	35,020
Warrant
Canada	3	—	—	3
China	64	—	—	64
Singapore	—	0	—	0
Total Warrants	67	0	—	67
Total Short-Term Investment*	—	1,523,120	—	1,523,120
Total Securities Lending Reinvestments*	—	16,408,529	—	16,408,529
Total Investments	$59,774,216	$591,103,956	$313,564	$651,191,736

Collateral for Securities Loaned (Liability)	$—	$(16,408,134)	$—	$(16,408,134)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2019 is not presented.

Transfers from Level 1 and Level 2 to Level 3 in the amount of $411,297 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$651,191,736
Cash	4,360
Cash denominated in foreign currencies (c)	1,542,180
Receivable for:
Investments sold	348,301
Fund shares sold	1,609
Dividends and interest	2,026,786

Total Assets	655,114,972
Liabilities
Collateral for securities loaned	16,408,134
Payables for:
Investments purchased	317,101
Fund shares redeemed	14,904
Accrued Expenses:
Management fees	408,405
Distribution and service fees	16,317
Deferred trustees’ fees	127,036
Other expenses	488,371

Total Liabilities	17,780,268

Net Assets	$637,334,704

Net Assets Consist of:
Paid in surplus	$580,386,875
Distributable earnings (Accumulated losses)	56,947,829

Net Assets	$637,334,704

Net Assets
Class A	$555,772,131
Class B	81,562,573
Capital Shares Outstanding*
Class A	50,113,181
Class B	7,402,308
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.09
Class B	11.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $606,572,982.
(b)	Includes securities loaned at value of $21,321,596.
(c)	Identified cost of cash denominated in foreign currencies was $1,541,716.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$11,316,360
Interest	10,463
Securities lending income	300,342

Total investment income	11,627,165
Expenses
Management fees	2,495,026
Administration fees	17,752
Custodian and accounting fees	214,119
Distribution and service fees—Class B	99,887
Audit and tax services	35,258
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	18,635
Insurance	2,211
Miscellaneous	50,591

Total expenses	2,987,265
Less management fee waiver	(24,795)

Net expenses	2,962,470

Net Investment Income	8,664,695

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	13,251,038
Foreign currency transactions	(506)

Net realized gain	13,250,532

Net change in unrealized appreciation on:
Investments	45,733,602
Foreign currency transactions	10,977

Net change in unrealized appreciation	45,744,579

Net realized and unrealized gain	58,995,111

Net Increase in Net Assets From Operations	$67,659,806

(a)	Net of foreign withholding taxes of $1,140,330.

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,664,695	$10,962,384
Net realized gain	13,250,532	58,402,984
Net change in unrealized appreciation (depreciation)	45,744,579	(213,558,039)

Increase (decrease) in net assets from operations	67,659,806	(144,192,671)

From Distributions to Shareholders
Class A	(57,110,318)	(57,475,651)
Class B	(8,215,822)	(8,473,897)

Total distributions	(65,326,140)	(65,949,548)

Increase in net assets from capital share transactions	64,651,150	39,417,154

Total increase (decrease) in net assets	66,984,816	(170,725,065)

Net Assets
Beginning of period	570,349,888	741,074,953

End of period	$637,334,704	$570,349,888

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	246,224	$2,964,686	1,060,226	$14,397,420
Reinvestments	5,249,110	57,110,318	4,087,884	57,475,651
Redemptions	(141,590)	(1,771,480)	(2,666,574)	(41,240,441)

Net increase	5,353,744	$58,303,524	2,481,536	$30,632,630

Class B
Sales	297,040	$3,480,196	1,316,690	$18,323,356
Reinvestments	760,021	8,215,822	606,145	8,473,897
Redemptions	(448,888)	(5,348,392)	(1,271,511)	(18,012,729)

Net increase	608,173	$6,347,626	651,324	$8,784,524

Increase derived from capital shares transactions		$64,651,150		$39,417,154

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$11.07		$15.32	$12.57	$12.97		$14.84	$16.83

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.23	0.22	0.28	(b)	0.25	0.26
Net realized and unrealized gain (loss)	1.12		(3.05)	3.52	0.44		0.78	(1.28)

Total income (loss) from investment operations	1.29		(2.82)	3.74	0.72		1.03	(1.02)

Less Distributions
Distributions from net investment income	(0.16)		(0.40)	(0.32)	(0.29)		(0.31)	(0.38)
Distributions from net realized capital gains	(1.11)		(1.03)	(0.67)	(0.83)		(2.59)	(0.59)

Total distributions	(1.27)		(1.43)	(0.99)	(1.12)		(2.90)	(0.97)

Net Asset Value, End of Period	$11.09		$11.07	$15.32	$12.57		$12.97	$14.84

Total Return (%) (c)	11.90	(d)	(20.37)	30.82	6.00	(e)	6.08	(6.50)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(f)	0.93	0.92	0.93		0.95	0.98
Net ratio of expenses to average net assets (%) (g)	0.93	(f)	0.92	0.91	0.92		0.94	0.97
Ratio of net investment income to average net assets (%)	2.84	(f)	1.64	1.56	2.26	(b)	1.78	1.58
Portfolio turnover rate (%)	7	(d)	16	5	8		12	10
Net assets, end of period (in millions)	$555.8		$495.7	$647.6	$585.6		$604.2	$606.4

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$10.99		$15.22	$12.50	$12.89		$14.77	$16.75

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.19	0.18	0.25	(b)	0.21	0.21
Net realized and unrealized gain (loss)	1.12		(3.02)	3.50	0.44		0.77	(1.26)

Total income (loss) from investment operations	1.27		(2.83)	3.68	0.69		0.98	(1.05)

Less Distributions
Distributions from net investment income	(0.13)		(0.37)	(0.29)	(0.25)		(0.27)	(0.34)
Distributions from net realized capital gains	(1.11)		(1.03)	(0.67)	(0.83)		(2.59)	(0.59)

Total distributions	(1.24)		(1.40)	(0.96)	(1.08)		(2.86)	(0.93)

Net Asset Value, End of Period	$11.02		$10.99	$15.22	$12.50		$12.89	$14.77

Total Return (%) (c)	11.78	(d)	(20.56)	30.45	5.83	(e)	5.76	(6.69)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.18	(f)	1.18	1.17	1.18		1.20	1.23
Net ratio of expenses to average net assets (%) (g)	1.18	(f)	1.17	1.16	1.17		1.19	1.22
Ratio of net investment income to average net assets (%)	2.57	(f)	1.39	1.29	2.01	(b)	1.50	1.32
Portfolio turnover rate (%)	7	(d)	16	5	8		12	10
Net assets, end of period (in millions)	$81.6		$74.7	$93.5	$76.3		$81.2	$74.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.02 per share and 0.14% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Includes the impact of the non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which enhanced the performance of the Portfolio. Excluding this item, total return would have been 5.91% for Class A and 5.66% for Class B.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $1,523,120. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,508,214. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$51,805,899	$0	$43,281,346

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$2,495,026	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$615,729,593

Gross unrealized appreciation	166,851,003
Gross unrealized depreciation	(131,388,860)

Net unrealized appreciation (depreciation)	$35,462,143

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$19,890,152	$18,121,381	$46,059,396	$30,338,564	$65,949,548	$48,459,945

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$8,253,264	$56,747,079	$(10,274,264)	$—	$54,726,079

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the Brighthouse/Wellington Balanced Portfolio returned 14.92%, 14.85%, and 14.83%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 18.54% and 6.11%, respectively. The Blended Index3, a blend of S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%), returned 13.64%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose during the six-month period ended June 30, 2019. During the first quarter 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in Federal Reserve (the “Fed”) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. The Fed also announced that balance-sheet normalization would begin to slow in May and conclude in September 2019. During the second quarter, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union led to unsettled markets and raised concerns about the potential risks to U.S. economic growth such as increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. Tensions between the U.S. and China were particularly volatile, with negotiations abruptly breaking down in May prior to the two countries agreeing to halt incremental tariffs and resume trade negotiations when they met at the Group of 20 (G20) conference in June. In its June policy statement, the Fed highlighted its expectations for sustained economic growth, a strong labor market, and muted inflation pressures, but noted that increasing uncertainties to their outlook have strengthened the case for additional policy accommodation. Market sentiment was bolstered by better-than-expected first-quarter earnings despite concerns about peak margins and slowing growth.

Within the S&P 500 Index, all 11 sectors posted positive results for the six months ended June 30, 2019. Information Technology (+27.1%) and Consumer Discretionary (+21.8%) were the top performing sectors.

Over the period, global fixed income markets generated positive returns. Sovereign yields declined in most markets following dovish pivots by the Fed and European Central Bank (the “ECB”). Market sentiment soured at times over ongoing tensions between the U.S. and its trading partners, but corporate bond spreads tightened over the period following optimism over trade negotiations, supportive economic data, and expectations for central bank easing to reduce the costs of an adverse scenario in which trade, investment, and manufacturing dampen growth. Inflation showed no meaningful acceleration even as wage growth edged higher and oil prices posted a strong recovery. Central banks across most developed and emerging market countries eased monetary policy and/or signaled their intention to do so, thus supporting financial conditions. The U.S. dollar ended mixed as dovish monetary policy developments balanced global growth slowdown concerns. In the U.S., first quarter Gross Domestic Product (“GDP”) slowed to a 2.2% annualized rate, housing activity softened, and inflation moderated, though wage growth accelerated.

Most spread sectors generated positive excess returns over the period. On an excess return basis, Emerging Markets Debt, Investment Grade Corporate Bonds, and High Yield posted positive results as credit spreads tightened.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed its Blended Index for the period ended June 30, 2019.

The equity portion of the Portfolio outperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2019. Strong stock selection within the Information Technology, Financials and Industrials sectors contributed the most to relative outperformance. This was partially offset by weaker stock selection within the Consumer Staples, Utilities, and Communication Services sectors.

Among the equity Portfolio’s largest individual contributors was not holding benchmark constituents Berkshire Hathaway (Financials) and AbbVie, Inc. (Health Care), as well as an out-of-benchmark position in Wayfair (Consumer Discretionary). We sold our position in Wayfair during the period. Top relative detractors included our out-of-benchmark position in Teva Pharmaceuticals (Health Care), an underweight to Apple (Information Technology), and an overweight to Bristol-Myers Squibb (Health Care).

The fixed income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the first six months of the 2019 calendar year. Sector allocation contributed positively to relative performance. The Portfolio’s allocations to structured finance sectors—Commercial Mortgage Backed Securities (“CMBS”), Non-Agency Residential Mortgage Backed Securities (“RMBS”), and Collateralized Loan Obligations (“CLOs”)—all contributed positively to returns. The Portfolio was positioned for rising inflation expectations by holding an allocation to Treasury Inflation Protected Securities (“TIPS”), which detracted slightly from performance as inflation expectations moderated. Allocations to High Yield and Bank Loans positively impacted relative returns as spread sectors benefited from signs of progress in U.S.-China trade talks and supportive economic fundamentals. The Portfolio’s duration/yield curve positioning had a negative impact on performance, due to a drop in global sovereign yields.

During the period, the fixed income portion of the Portfolio used Treasury futures, swaps, and options to manage duration and yield

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposure, and Investment Grade and High Yield CDS index positions were used as a source of liquidity and to manage overall portfolio risk. Both High Yield and Investment Grade CDS positions were additive to relative performance during the period.

As a reminder, the equity portion of the Portfolio is managed in an industry-neutral structure relative to the benchmark, which promotes stock selection as the primary driver of performance. On an absolute basis, the Portfolio ended the period with the most exposure to the Information Technology, Health Care, and Financials sectors.

At period end, the analyst team remained focused on fundamental stock research. In the software industry, they found a number of holdings in cloud-based customer relationship management tools that became essential to enterprise performance. We believed that semiconductors could benefit from the upcoming “5G” cycle but are also subject to ongoing tariff risks. As such, the analyst team looked to invest in companies with advanced memory technology and less exposure to the Chinese supply chain. They also found opportunities in financial technology companies specializing in electronic payments, modernizing asset management technology, and providing financial data and security to consumers. Within Consumer Staples, the analyst team re-positioned away from riskier areas of the sector to more stable, long-term compounding companies. We look to invest in companies that can take advantage of scale to capitalize on emerging trends and divest from failing businesses while also returning profits to shareholders. We hold market leaders across the food, beverages, and household product industries, which we believe have strong balance sheets and durable business models.

At the end of the period, the fixed income portion of the Portfolio had a near neutral duration posture. The Portfolio continued to be positioned for rising inflation expectations by maintaining an allocation to TIPS. The Portfolio was slightly underweight to Investment Grade Credit by the end of the period, in favor of Bank Loans, Contingent Convertibles, and Emerging Markets Debt. The Portfolio continued to be overweight to securitized sectors (CMBS, RMBS and CLOs), as we believed that positive consumer and commercial real estate fundamentals should continue to support most structured finance sectors.

At the end of the period, the Portfolio’s asset allocation breakdown was approximately a 61% allocation to equity and a 39% allocation to fixed income, which represented a marginal increase in the equity allocation and decrease in the fixed income allocation from the beginning of the period.

Mary Pryshlak

Jonathan White

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	14.92	8.99	7.80	10.63
Class B	14.85	8.76	7.54	10.35
Class E	14.83	8.83	7.63	10.46
S&P 500 Index	18.54	10.42	10.71	14.70
Bloomberg Barclays U.S. Aggregate Bond Index	6.11	7.87	2.95	3.90
Blended Index	13.64	9.87	7.75	10.50

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 The Blended Index is a composite index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Equity Sectors

% of Net Assets
Information Technology	11.5
Health Care	8.5
Financials	7.2
Consumer Discretionary	7.2
Communication Services	6.6

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	22.0
Corporate Bonds & Notes	11.8
Asset-Backed Securities	5.5
Mortgage-Backed Securities	4.8
Floating Rate Loans	0.9

Top Equity Holdings

% of Net Assets
Amazon.com, Inc.	2.5
Microsoft Corp.	2.5
Alphabet, Inc.	1.7
Bank of America Corp.	1.6
Apple, Inc.	1.5

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	7.2
U.S. Treasury Bonds	3.8
Ginnie Mae II 30 Yr. Pool	2.8
Freddie Mac 30 Yr. Gold Pool	1.8
U.S. Treasury Inflation Indexed Notes	1.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.51%	$1,000.00	$1,149.20	$2.72
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class B (a)	Actual	0.76%	$1,000.00	$1,148.50	$4.05
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class E (a)	Actual	0.66%	$1,000.00	$1,148.30	$3.52
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—60.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
Boeing Co. (The)	26,621	$9,690,310
L3Harris Technologies, Inc. (a)	22,117	4,182,988
Lockheed Martin Corp.	23,500	8,543,190
Raytheon Co.	28,903	5,025,654

		27,442,142

Airlines—0.1%
JetBlue Airways Corp. (b)	93,625	1,731,126

Banks—1.9%
Bank of America Corp.	705,804	20,468,316
SVB Financial Group (b)	12,870	2,890,473

		23,358,789

Beverages—1.4%
Coca-Cola Co. (The)	290,772	14,806,110
Monster Beverage Corp. (b)	43,524	2,778,137

		17,584,247

Biotechnology—0.8%
Alder Biopharmaceuticals, Inc. (a) (b)	15,000	176,550
Alnylam Pharmaceuticals, Inc. (b)	3,611	262,014
Arcus Biosciences, Inc. (a) (b)	11,888	94,510
Assembly Biosciences, Inc. (a) (b)	7,799	105,208
Atreca, Inc. - Class A (b)	9,909	186,686
Audentes Therapeutics, Inc. (b)	7,239	274,069
Biohaven Pharmaceutical Holding Co., Ltd. (b)	6,019	263,572
Bluebird Bio, Inc. (a) (b)	5,638	717,154
Calithera Biosciences, Inc. (b)	14,741	57,490
Coherus Biosciences, Inc. (a) (b)	17,707	391,325
CytomX Therapeutics, Inc. (a) (b)	14,000	157,080
Forty Seven, Inc. (a) (b)	25,145	266,537
G1 Therapeutics, Inc. (b)	17,983	551,359
Global Blood Therapeutics, Inc. (a) (b)	9,639	507,011
GlycoMimetics, Inc. (b)	19,232	229,245
Heron Therapeutics, Inc. (a) (b)	8,762	162,886
Incyte Corp. (b)	6,062	515,028
Jounce Therapeutics, Inc. (b)	8,043	39,813
Karyopharm Therapeutics, Inc. (a) (b)	29,147	174,591
Medicines Co. (The) (a) (b)	22,013	802,814
Momenta Pharmaceuticals, Inc. (b)	17,000	211,650
Myovant Sciences, Ltd. (b)	23,549	213,118
Neon Therapeutics, Inc. (a) (b)	6,879	32,606
PhaseBio Pharmaceuticals, Inc. (b)	8,100	106,272
Ra Pharmaceuticals, Inc. (b)	20,912	628,824
Radius Health, Inc. (b)	12,031	293,075
Rigel Pharmaceuticals, Inc. (b)	41,463	108,218
Seattle Genetics, Inc. (a) (b)	16,178	1,119,679
Stoke Therapeutics, Inc. (b)	5,600	163,352
Syndax Pharmaceuticals, Inc. (b)	26,685	248,437
Vertex Pharmaceuticals, Inc. (b)	6,524	1,196,371

		10,256,544

Capital Markets—1.5%
Ares Management Corp. - Class A	112,168	2,935,437
Blucora, Inc. (b)	112,761	3,424,552

Capital Markets —(Continued)
Hamilton Lane, Inc. - Class A	42,465	2,423,053
Raymond James Financial, Inc.	26,501	2,240,659
TD Ameritrade Holding Corp.	166,399	8,306,638

		19,330,339

Chemicals—1.3%
Cabot Corp.	61,581	2,938,030
Celanese Corp.	18,536	1,998,181
FMC Corp.	31,539	2,616,160
Linde plc	22,468	4,511,574
Livent Corp. (b)	43,807	303,144
PPG Industries, Inc.	33,235	3,878,857

		16,245,946

Commercial Services & Supplies—0.3%
Waste Management, Inc.	37,814	4,362,601

Construction & Engineering—0.2%
Dycom Industries, Inc. (b)	23,399	1,377,499
Granite Construction, Inc. (a)	14,603	703,573

		2,081,072

Construction Materials—0.1%
Martin Marietta Materials, Inc.	828	190,531
Vulcan Materials Co.	5,006	687,374

		877,905

Consumer Finance—0.5%
American Express Co.	37,181	4,589,623
OneMain Holdings, Inc.	64,661	2,186,188

		6,775,811

Containers & Packaging—0.6%
Ball Corp. (a)	69,231	4,845,478
International Paper Co.	46,891	2,031,318

		6,876,796

Diversified Consumer Services—0.1%
Houghton Mifflin Harcourt Co. (b)	113,460	653,530

Diversified Financial Services—0.3%
AXA Equitable Holdings, Inc.	76,950	1,608,255
Voya Financial, Inc.	47,807	2,643,727

		4,251,982

Diversified Telecommunication Services—1.0%
Verizon Communications, Inc. (a)	227,712	13,009,187

Electric Utilities—1.2%
Avangrid, Inc.	54,183	2,736,242
Edison International	77,925	5,252,924
Exelon Corp.	92,017	4,411,295
NextEra Energy, Inc.	12,744	2,610,736
PG&E Corp. (a) (b)	22,320	511,574

		15,522,771

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—0.3%
AMETEK, Inc.	30,057	$2,730,378
Nvent Electric plc	42,037	1,042,097

		3,772,475

Energy Equipment & Services—0.4%
Schlumberger, Ltd.	111,396	4,426,877

Entertainment—0.9%
Liberty Media Corp.-Liberty Formula One - Class C (a) (b)	49,839	1,864,477
Netflix, Inc. (b)	12,355	4,538,239
Sciplay Corp. - Class A (b)	67,300	922,683
Spotify Technology S.A. (b)	4,492	656,820
Walt Disney Co. (The)	22,753	3,177,229

		11,159,448

Equity Real Estate Investment Trusts—2.0%
Alexandria Real Estate Equities, Inc.	24,199	3,414,237
American Tower Corp.	43,417	8,876,606
Camden Property Trust	27,006	2,819,156
Equinix, Inc.	12,987	6,549,214
HCP, Inc.	63,659	2,035,815
STORE Capital Corp.	41,976	1,393,183

		25,088,211

Food Products—0.4%
Mondelez International, Inc. - Class A	98,694	5,319,607

Gas Utilities—0.2%
UGI Corp.	38,052	2,032,357

Health Care Equipment & Supplies—2.8%
Abbott Laboratories	147,729	12,424,009
Baxter International, Inc.	40,483	3,315,558
Boston Scientific Corp. (b)	219,507	9,434,411
Danaher Corp.	40,711	5,818,416
NuVasive, Inc. (b)	61,406	3,594,707

		34,587,101

Health Care Providers & Services—1.6%
Anthem, Inc.	30,446	8,592,166
HCA Healthcare, Inc.	26,889	3,634,586
UnitedHealth Group, Inc.	29,280	7,144,613

		19,371,365

Hotels, Restaurants & Leisure—1.4%
Hyatt Hotels Corp. - Class A	40,762	3,103,211
McDonald’s Corp.	63,142	13,112,068
MGM Resorts International (a)	52,061	1,487,383

		17,702,662

Household Products—1.0%
Procter & Gamble Co. (The)	119,390	13,091,113

Independent Power and Renewable Electricity Producers—0.3%
NRG Energy, Inc.	124,433	4,370,087

Security Description	Shares	Value

Industrial Conglomerates—0.2%
3M Co.	5,588	968,624
General Electric Co.	88,006	924,063

		1,892,687

Insurance—2.8%
American International Group, Inc.	99,771	5,315,799
Assurant, Inc.	43,354	4,611,999
Assured Guaranty, Ltd.	105,561	4,442,007
Athene Holding, Ltd. - Class A (b)	75,386	3,246,121
Hartford Financial Services Group, Inc. (The)	89,308	4,976,242
Marsh & McLennan Cos., Inc.	55,602	5,546,299
Progressive Corp. (The)	34,712	2,774,530
Prudential Financial, Inc.	26,991	2,726,091
Trupanion, Inc. (a) (b)	41,726	1,507,560

		35,146,648

Interactive Media & Services—3.1%
Alphabet, Inc. - Class A (b)	19,260	20,854,728
Facebook, Inc. - Class A (b)	93,405	18,027,165

		38,881,893

Internet & Direct Marketing Retail—3.0%
Amazon.com, Inc. (b)	16,429	31,110,447
Expedia Group, Inc.	51,202	6,811,402

		37,921,849

IT Services—3.0%
FleetCor Technologies, Inc. (b)	16,971	4,766,305
Genpact, Ltd.	55,586	2,117,271
Global Payments, Inc. (a)	42,787	6,851,482
GoDaddy, Inc. - Class A (b)	57,489	4,032,853
PayPal Holdings, Inc. (b)	42,821	4,901,292
Total System Services, Inc.	11,986	1,537,444
Visa, Inc. - Class A	60,428	10,487,280
WEX, Inc. (b)	11,471	2,387,115

		37,081,042

Life Sciences Tools & Services—0.7%
Adaptive Biotechnologies Corp. (b)	9,100	439,530
Thermo Fisher Scientific, Inc.	28,587	8,395,430

		8,834,960

Machinery—1.7%
AGCO Corp.	5,034	390,487
Caterpillar, Inc.	16,459	2,243,197
Deere & Co.	13,850	2,295,084
Fortive Corp.	31,227	2,545,625
Gardner Denver Holdings, Inc. (b)	69,012	2,387,815
Greenbrier Cos., Inc. (The)	19,126	581,431
Illinois Tool Works, Inc.	22,462	3,387,494
Ingersoll-Rand plc	34,887	4,419,136
Rexnord Corp. (b)	11,919	360,192
Wabtec Corp. (a)	29,364	2,107,161

		20,717,622

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Marine—0.0%
Kirby Corp. (b)	7,205	$569,195

Media—1.5%
Charter Communications, Inc. - Class A (b)	13,995	5,530,544
Comcast Corp. - Class A	296,297	12,527,437
New York Times Co. (The) - Class A (a)	19,769	644,865

		18,702,846

Metals & Mining—0.1%
Alcoa Corp. (b)	10,319	241,568
Carpenter Technology Corp.	8,602	412,724
Freeport-McMoRan, Inc.	16,208	188,175
Southern Copper Corp.	5,391	209,440
Steel Dynamics, Inc.	14,222	429,504

		1,481,411

Multi-Utilities—0.8%
National Grid plc (ADR) (a)	18,421	979,629
Sempra Energy	61,438	8,444,039

		9,423,668

Oil, Gas & Consumable Fuels—2.9%
Chevron Corp.	47,521	5,913,513
Concho Resources, Inc.	13,943	1,438,639
Diamondback Energy, Inc.	17,738	1,932,910
Encana Corp.	293,274	1,504,496
Exxon Mobil Corp.	179,606	13,763,208
Marathon Petroleum Corp.	69,582	3,888,242
Noble Energy, Inc.	76,806	1,720,454
Paragon Offshore Finance Co. - Class A (b) (o)	162	152
Paragon Offshore Finance Co. - Class B (b) (o)	81	2,349
TC Energy Corp.	114,373	5,663,751
Templar Energy LLC (b) (d) (e) (o)	2,426	0

		35,827,714

Pharmaceuticals—2.7%
Aerie Pharmaceuticals, Inc. (a) (b)	13,052	385,687
Allergan plc	32,784	5,489,025
AstraZeneca plc (ADR)	185,213	7,645,593
Bristol-Myers Squibb Co. (a)	111,360	5,050,176
Dermira, Inc. (b)	61,823	591,028
Elanco Animal Health, Inc. (b)	18,132	612,861
Kala Pharmaceuticals, Inc. (b)	17,700	112,926
Mylan NV (b)	36,912	702,804
MyoKardia, Inc. (a) (b)	10,435	523,211
Nektar Therapeutics (a) (b)	30,626	1,089,673
Odonate Therapeutics, Inc. (b)	13,213	484,785
Pfizer, Inc.	183,247	7,938,260
Revance Therapeutics, Inc. (b)	27,646	358,569
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	204,798	1,890,285
Tricida, Inc. (b)	13,150	518,899
WAVE Life Sciences, Ltd. (a) (b)	8,100	211,329

		33,605,111

Professional Services—1.0%
Equifax, Inc. (a)	8,526	1,153,056
IHS Markit, Ltd. (b)	121,165	7,720,634

Security Description	Shares	Value

Professional Services—(Continued)
TransUnion	17,022	1,251,287
TriNet Group, Inc. (b)	26,017	1,763,953

		11,888,930

Road & Rail—0.4%
Norfolk Southern Corp.	23,471	4,678,474

Semiconductors & Semiconductor Equipment—2.3%
Advanced Micro Devices, Inc. (a) (b)	163,557	4,967,226
First Solar, Inc. (a) (b)	17,845	1,172,060
Intel Corp.	101,048	4,837,168
KLA-Tencor Corp.	12,895	1,524,189
Marvell Technology Group, Ltd.	228,260	5,448,566
Micron Technology, Inc. (b)	84,397	3,256,880
Teradyne, Inc.	21,677	1,038,545
Texas Instruments, Inc.	35,969	4,127,802
Xilinx, Inc.	15,437	1,820,331

		28,192,767

Software—4.5%
Adobe, Inc. (b)	8,576	2,526,918
Atlassian Corp. plc - Class A (b)	1,364	178,466
Autodesk, Inc. (b)	6,527	1,063,248
Ceridian HCM Holding, Inc. (a) (b)	10,900	547,180
Guidewire Software, Inc. (b)	12,306	1,247,582
Microsoft Corp.	229,287	30,715,287
Salesforce.com, Inc. (b)	32,085	4,868,257
ServiceNow, Inc. (b)	6,015	1,651,539
Splunk, Inc. (b)	7,013	881,885
SS&C Technologies Holdings, Inc.	124,927	7,197,044
SVMK, Inc. (a) (b)	114,500	1,890,395
Workday, Inc. - Class A (b)	13,467	2,768,546

		55,536,347

Specialty Retail—1.7%
Burlington Stores, Inc. (b)	56,577	9,626,576
Lowe’s Cos., Inc.	57,960	5,848,744
TJX Cos., Inc. (The)	99,718	5,273,088

		20,748,408

Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	93,752	18,555,396
Western Digital Corp. (a)	80,196	3,813,320

		22,368,716

Textiles, Apparel & Luxury Goods—1.0%
NIKE, Inc. - Class B	59,063	4,958,339
Under Armour, Inc. - Class A (a) (b)	183,367	4,648,354
Under Armour, Inc. - Class C (b)	157,182	3,489,440

		13,096,133

Thrifts & Mortgage Finance—0.1%
MGIC Investment Corp. (b)	104,049	1,367,204

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Tobacco—0.5%
Philip Morris International, Inc.	86,149	$6,765,281

Trading Companies & Distributors—0.1%
Triton International, Ltd.	27,440	898,934

Total Common Stocks (Cost $625,454,788)		756,909,931

U.S. Treasury & Government Agencies—22.0%

Agency Sponsored Mortgage - Backed—16.6%
Fannie Mae 15 Yr. Pool 2.500%, TBA (f)	6,410,000	6,451,565
3.000%, 07/01/28	1,293,341	1,322,533
3.000%, 02/01/31	159,682	163,183
3.000%, TBA (f)	1,878,000	1,914,397
4.000%, 04/01/26	31,915	33,471
4.000%, 02/01/29	738,815	768,595
4.500%, 06/01/24	162,005	167,165
4.500%, 02/01/25	38,386	39,610
4.500%, 04/01/25	6,511	6,834
4.500%, 07/01/25	31,688	33,250
4.500%, 06/01/26	673,566	706,786
5.000%, TBA (f)	500,000	510,996
Fannie Mae 20 Yr. Pool 3.000%, 03/01/37	813,150	827,770
Fannie Mae 30 Yr. Pool 3.000%, 02/01/43	684,117	698,129
3.000%, 03/01/43	878,779	896,452
3.000%, 04/01/43	822,068	838,669
3.000%, 05/01/43	2,217,862	2,261,770
3.000%, 06/01/43	263,165	268,814
3.000%, TBA (f)	32,840,000	33,105,151
3.500%, 03/01/43	44,707	46,414
3.500%, 05/01/43	83,578	86,769
3.500%, 07/01/43	205,909	213,769
3.500%, 08/01/43	369,072	383,160
3.500%, 10/01/44	356,464	371,071
3.500%, 02/01/45	430,941	444,564
3.500%, 09/01/46	831,788	856,277
3.500%, 10/01/46	357,315	367,855
3.500%, 11/01/46	236,612	246,131
3.500%, 09/01/47	328,308	338,484
3.500%, 12/01/47	182,620	188,396
3.500%, 01/01/48	1,297,522	1,333,453
3.500%, 02/01/48	260,418	268,806
3.500%, TBA (f)	6,407,000	6,548,154
4.000%, 10/01/40	735,152	775,151
4.000%, 11/01/40	337,191	355,462
4.000%, 12/01/40	245,218	258,560
4.000%, 02/01/41	117,663	124,065
4.000%, 03/01/41	280,205	295,447
4.000%, 08/01/42	153,899	162,276
4.000%, 09/01/42	236,045	248,892
4.000%, 03/01/45	41,225	43,109
4.000%, 07/01/45	213,763	225,967
4.000%, 05/01/46	123,215	128,847

Security Description	Shares	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 06/01/46	289,422	302,648
4.000%, 04/01/47	302,039	319,536
4.000%, 07/01/48	2,455,652	2,542,653
4.000%, 09/01/48	949,760	985,269
4.000%, 02/01/49	1,261,885	1,313,365
4.000%, TBA (f)	16,155,000	16,692,974
4.500%, 10/01/40	665,161	714,351
4.500%, 09/01/41	78,086	83,862
4.500%, 10/01/41	292,379	313,984
4.500%, 08/01/42	99,817	107,192
4.500%, 09/01/43	1,626,063	1,736,556
4.500%, 10/01/43	203,999	217,366
4.500%, 12/01/43	166,762	177,993
4.500%, 01/01/44	516,004	554,806
4.500%, TBA (f)	7,125,000	7,444,651
5.000%, 04/01/33	2,778	3,014
5.000%, 07/01/33	8,783	9,517
5.000%, 09/01/33	142,380	154,559
5.000%, 11/01/33	36,984	40,155
5.000%, 12/01/33	14,914	16,189
5.000%, 02/01/34	6,673	7,249
5.000%, 03/01/34	3,173	3,449
5.000%, 04/01/34	3,019	3,283
5.000%, 06/01/34	3,117	3,396
5.000%, 07/01/34	43,263	47,202
5.000%, 10/01/34	109,117	118,450
5.000%, 07/01/35	75,914	82,553
5.000%, 10/01/35	83,641	90,857
5.000%, 12/01/35	65,877	71,915
5.000%, 08/01/36	59,783	65,182
5.000%, 07/01/37	33,004	35,832
5.000%, 07/01/41	60,690	65,939
5.000%, 08/01/41	28,297	30,368
5.500%, 08/01/28	23,483	25,030
5.500%, 04/01/33	39,978	44,080
5.500%, 08/01/37	235,310	261,384
5.500%, 04/01/41	20,272	22,023
6.000%, 03/01/28	1,690	1,850
6.000%, 05/01/28	1,580	1,730
6.000%, 02/01/34	160,927	182,398
6.000%, 08/01/34	86,335	97,869
6.000%, 04/01/35	726,282	823,239
6.000%, 02/01/38	59,082	66,840
6.000%, 03/01/38	17,896	20,294
6.000%, 05/01/38	58,450	66,283
6.000%, 10/01/38	17,588	19,945
6.000%, 12/01/38	21,289	24,142
6.000%, TBA (f)	1,000,000	1,094,922
6.500%, 05/01/40	408,249	478,117
Fannie Mae ARM Pool 4.605%, 12M LIBOR + 1.819%, 09/01/41 (g)	68,076	71,273
4.681%, 12M LIBOR + 1.804%, 12/01/40 (g)	62,353	65,348
4.686%, 12M LIBOR + 1.773%, 06/01/41 (g)	115,107	120,251
4.811%, 12M LIBOR + 1.750%, 03/01/41 (g)	46,432	48,574
4.903%, 12M LIBOR + 1.820%, 03/01/41 (g)	10,709	11,260

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Shares	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Connecticut Avenue Securities (CMO) 3.124%, 1M LIBOR + 0.720%, 01/25/31 (g)	748,085	$748,346
5.954%, 1M LIBOR + 3.550%, 07/25/29 (g)	390,000	412,802
6.754%, 1M LIBOR + 4.350%, 05/25/29 (g)	777,662	830,001
7.304%, 1M LIBOR + 4.900%, 11/25/24 (g)	258,579	285,174
8.104%, 1M LIBOR + 5.700%, 04/25/28 (g)	140,121	155,605
8.404%, 1M LIBOR + 6.000%, 09/25/28 (g)	122,335	135,204
Fannie Mae Interest Strip (CMO) 2.000%, 09/25/39	380,725	367,431
4.000%, 05/25/27 (h)	268,265	22,623
Fannie Mae Pool 2.390%, 09/01/28	125,000	125,092
2.430%, 08/01/26	200,000	200,989
3.025%, 11/01/29	400,000	416,932
3.240%, 12/01/26	80,380	84,937
3.350%, 05/01/29	380,000	404,188
3.410%, 08/01/27	471,693	504,387
3.500%, 09/01/57	2,006,084	2,060,230
3.500%, 05/01/58	1,205,306	1,237,838
3.660%, 02/01/29	461,902	500,797
3.800%, 02/01/29	1,330,000	1,463,033
3.890%, 05/01/30	99,290	109,059
3.960%, 05/01/34	41,629	46,580
4.000%, 06/01/41	881,659	929,746
4.500%, 01/01/51	1,633,141	1,737,474
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/36 (i)	25,915	22,164
Zero Coupon, 06/25/36 (i)	214,540	189,724
1.640%, 05/25/46 (g) (h)	630,259	33,018
1.750%, 12/25/42	504,944	500,015
1.772%, 04/25/55 (g) (h)	623,910	36,368
1.800%, 06/25/55 (g) (h)	502,309	27,344
1.882%, 08/25/44 (g) (h)	592,383	33,406
2.000%, 08/25/43	249,997	243,027
2.500%, 06/25/28 (h)	156,184	10,855
3.000%, 02/25/27 (h)	398,062	24,305
3.000%, 09/25/27 (h)	144,657	10,713
3.000%, 01/25/28 (h)	943,688	66,859
3.000%, 05/25/47	403,591	411,802
3.000%, 09/25/47	1,323,564	1,348,262
3.000%, 06/25/48	1,193,210	1,215,827
3.000%, 10/25/48	983,724	999,705
3.500%, 05/25/27 (h)	403,207	35,260
3.500%, 10/25/27 (h)	249,265	22,729
3.500%, 05/25/30 (h)	267,774	28,740
3.500%, 08/25/30 (h)	81,372	8,423
3.500%, 02/25/31 (h)	193,688	14,557
3.500%, 09/25/35 (h)	174,946	22,006
3.500%, 04/25/46	146,910	158,361
3.500%, 10/25/46 (h)	161,025	31,980
3.500%, 11/25/47	1,081,132	1,132,387
3.500%, 02/25/48	335,240	346,861
3.500%, 04/25/48	701,456	745,011
3.500%, 12/25/58	1,290,486	1,343,374
4.000%, 03/25/42 (h)	119,174	14,517
4.000%, 05/25/42 (h)	744,199	96,033
4.000%, 11/25/42 (h)	65,082	9,458

Security Description	Shares	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO)
4.500%, 07/25/27 (h)	124,977	10,684
5.468%, 05/25/42 (g) (h)	62,416	6,065
5.500%, 04/25/35	310,899	353,263
5.500%, 04/25/37	117,291	132,128
5.500%, 09/25/44 (h)	526,147	114,889
5.500%, 06/25/48 (h)	562,766	123,486
6.000%, 01/25/42 (h)	538,827	87,108
6.000%, 09/25/47 (h)	358,244	83,516
Fannie Mae-ACES (CMO) 2.355%, 01/25/22 (g) (h)	874,098	22,153
3.329%, 10/25/23 (g)	478,880	500,018
5.000%, 06/25/48 (h)	813,332	149,156
Freddie Mac 15 Yr. Gold Pool 3.000%, 07/01/28	542,856	555,092
3.000%, 08/01/29	322,221	330,361
3.000%, 04/01/33	968,093	987,895
Freddie Mac 20 Yr. Gold Pool 3.000%, 11/01/36	1,118,475	1,136,171
3.000%, 01/01/37	829,350	842,468
3.500%, 08/01/34	714,383	740,792
5.000%, 03/01/27	66,983	70,819
5.000%, 02/01/28	175,932	186,007
5.000%, 03/01/28	92,653	97,959
5.000%, 05/01/28	337,896	357,245
5.000%, 05/01/30	329,512	348,617
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/44	17,213	17,487
3.000%, 08/01/46	1,607,164	1,628,666
3.000%, 10/01/46	1,627,245	1,648,763
3.000%, 11/01/46	2,467,308	2,505,827
3.000%, 12/01/46	779,539	791,271
3.000%, 01/01/47	887,771	898,276
3.500%, 08/01/42	111,089	115,819
3.500%, 11/01/42	167,342	173,789
3.500%, 06/01/46	268,755	277,021
3.500%, 10/01/47	1,248,370	1,285,594
3.500%, 03/01/48	634,830	658,808
3.500%, TBA (f)	7,490,000	7,659,695
4.000%, 05/01/42	737,946	778,500
4.000%, 08/01/42	191,942	202,516
4.000%, 09/01/42	276,782	292,031
4.000%, 07/01/44	66,202	69,414
4.000%, 02/01/46	297,498	311,292
4.000%, 09/01/48	189,765	196,993
4.500%, 09/01/43	105,155	112,621
4.500%, 11/01/43	932,747	996,979
5.000%, 03/01/38	62,190	67,907
5.000%, 05/01/39	6,829	7,410
5.000%, 06/01/41	386,257	419,960
5.000%, TBA (f)	580,000	613,381
5.500%, 07/01/33	106,733	116,382
5.500%, 04/01/39	42,442	46,379
5.500%, 06/01/41	159,380	175,487
Freddie Mac ARM Non-Gold Pool 5.025%, 12M LIBOR + 1.900%, 02/01/41 (g)	76,201	79,980

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Shares	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 0.743%, 03/25/27 (g) (h)	4,360,270	$179,160
1.568%, 06/25/22 (g) (h)	1,764,524	64,585
1.748%, 03/25/22 (g) (h)	1,278,106	47,936
Freddie Mac REMICS (CMO)
Zero Coupon, 11/15/36 (i)	23,996	21,826
1.750%, 10/15/42	451,027	441,016
2.500%, 05/15/28 (h)	167,965	12,213
3.000%, 03/15/28 (h)	463,888	32,555
3.000%, 05/15/32 (h)	213,919	13,123
3.000%, 03/15/33 (h)	162,810	18,149
3.000%, 08/15/43	1,056,000	1,069,068
3.000%, 05/15/46	520,192	530,540
3.250%, 11/15/41	263,322	271,086
3.500%, 06/15/26 (h)	232,040	11,816
3.500%, 09/15/26 (h)	84,531	7,087
3.500%, 03/15/27 (h)	141,120	10,546
3.500%, 03/15/41 (h)	273,912	28,531
4.000%, 07/15/27 (h)	537,208	43,350
4.000%, 03/15/28 (h)	258,385	20,586
4.000%, 06/15/28 (h)	141,029	11,978
4.000%, 07/15/30 (h)	364,100	34,116
4.000%, 11/15/40	232,000	252,286
4.750%, 07/15/39	452,815	499,728
5.000%, 09/15/33 (h)	216,631	36,591
5.500%, 08/15/33	54,858	61,342
5.500%, 07/15/36	121,844	136,929
5.500%, 06/15/46	161,372	182,623
6.500%, 07/15/36	160,757	181,169
FREMF Mortgage Trust (CMO) 3.159%, 10/25/47 (144A) (g)	770,000	768,680
5.445%, 09/25/43 (144A) (g)	855,000	875,145
FREMF Multifamily Aggregation Risk Transfer Trust 2.724%, 1M LIBOR + 0.320%, 02/25/20 (g)	1,650,000	1,649,631
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	24,046	24,601
3.000%, 02/15/45	68,355	69,781
3.000%, 04/15/45	894,826	913,489
3.000%, 05/15/45	1,055,392	1,077,404
3.000%, 07/15/45	30,430	31,065
4.000%, 09/15/42	761,641	808,740
4.500%, 04/15/41	535,308	577,028
4.500%, 02/15/42	1,163,082	1,253,634
5.000%, 12/15/38	40,034	44,045
5.000%, 04/15/39	772,174	849,652
5.000%, 07/15/39	71,332	78,440
5.000%, 12/15/40	108,631	119,510
5.500%, 12/15/40	397,278	439,031
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (f)	2,585,000	2,640,234
3.500%, 08/20/47	338,526	349,918
3.500%, TBA (f)	18,958,000	19,572,887
4.000%, 11/20/47	278,256	293,905
4.000%, 03/20/48	1,011,380	1,056,756
4.000%, 04/20/49	1,293,770	1,341,764
4.000%, TBA (f)	5,187,000	5,376,852

Security Description	Shares	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.500%, 01/20/46	116,113	122,980
4.500%, TBA (f)	2,225,000	2,319,171
5.000%, 10/20/39	18,074	19,840
5.000%, 02/20/49	1,231,803	1,292,720
5.000%, TBA (f)	270,000	282,228
Government National Mortgage Association (CMO) 0.780%, 02/16/53 (g) (h)	1,970,997	95,533
1.750%, 09/20/43	429,518	421,130
2.000%, 01/20/42	411,767	406,473
2.500%, 12/16/39	360,779	365,960
2.500%, 07/20/41	599,540	606,438
3.000%, 09/20/28 (h)	180,847	14,269
3.000%, 02/16/43 (h)	119,439	17,562
3.000%, 10/20/47	330,738	337,486
3.500%, 02/16/27 (h)	74,488	6,198
3.500%, 03/20/27 (h)	187,812	17,013
3.500%, 10/20/29 (h)	1,023,528	110,948
3.500%, 07/20/40 (h)	191,602	16,939
3.500%, 02/20/41 (h)	271,829	26,249
3.500%, 04/20/42 (h)	479,398	44,195
3.500%, 10/20/42 (h)	725,441	119,703
3.500%, 05/20/43 (h)	102,918	14,723
3.500%, 07/20/43 (h)	380,094	51,168
4.000%, 12/16/26 (h)	51,047	4,528
4.000%, 05/20/29 (h)	773,067	71,427
4.000%, 05/16/42 (h)	82,700	11,838
4.000%, 03/20/43 (h)	136,898	28,148
4.000%, 01/20/44 (h)	62,521	12,584
4.000%, 11/20/44 (h)	1,012,821	149,105
4.000%, 03/20/47 (h)	499,538	79,896
4.000%, 07/20/47 (h)	757,199	125,024
4.500%, 04/20/45 (h)	218,135	48,471
5.000%, 02/16/40 (h)	575,132	121,977
5.000%, 10/16/41 (h)	303,520	49,342
5.000%, 12/20/43 (h)	600,928	127,098
5.000%, 01/16/47 (h)	142,013	29,807
5.500%, 03/20/39 (h)	405,260	88,488
5.500%, 02/16/47 (h)	390,247	82,771
5.500%, 02/20/47 (h)	241,053	49,193
6.000%, 09/20/40 (h)	437,807	98,591
6.000%, 02/20/46 (h)	371,272	78,309

		206,972,735

U.S. Treasury—5.4%
U.S. Treasury Bonds 2.250%, 08/15/46	915,000	863,281
2.875%, 11/15/46 (j)	1,600,000	1,710,063
3.000%, 11/15/45 (j) (k)	1,980,000	2,164,310
3.000%, 02/15/47 (k)	1,500,000	1,642,910
3.000%, 02/15/48 (k)	2,840,000	3,106,583
3.000%, 08/15/48	950,000	1,040,324
3.125%, 02/15/43	1,695,000	1,888,402
3.125%, 08/15/44 (k)	24,060,000	26,817,502
3.125%, 05/15/48	1,880,000	2,106,702
3.750%, 11/15/43 (k)	4,885,000	6,008,359

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Shares	Value

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25 (l) (m)	8,654,731	$8,664,449
0.625%, 01/15/26 (l)	3,645,267	3,732,803
0.875%, 01/15/29 (l)	3,951,391	4,159,654
U.S. Treasury Notes 2.875%, 05/31/25	4,195,000	4,439,490

		68,344,832

Total U.S. Treasury & Government Agencies (Cost $271,953,696)		275,317,567

Corporate Bonds & Notes—11.8%

Aerospace/Defense—0.2%
Lockheed Martin Corp. 4.090%, 09/15/52	300,000	333,124
United Technologies Corp. 2.800%, 05/04/24	25,000	25,361
3.650%, 08/16/23	1,050,000	1,099,212
3.950%, 08/16/25	345,000	371,890
4.625%, 11/16/48	90,000	104,872

		1,934,459

Agriculture—0.3%
Altria Group, Inc. 2.625%, 09/16/26	140,000	134,231
2.850%, 08/09/22	350,000	353,569
3.800%, 02/14/24	175,000	182,342
3.875%, 09/16/46	190,000	168,633
4.400%, 02/14/26	190,000	203,103
5.800%, 02/14/39	940,000	1,055,324
5.950%, 02/14/49	485,000	551,561
BAT Capital Corp. 3.222%, 08/15/24	80,000	80,649
4.390%, 08/15/37	720,000	684,387
Imperial Brands Finance plc 3.750%, 07/21/22 (144A)	310,000	319,043

		3,732,842

Airlines—0.0%
Delta Air Lines, Inc. 3.625%, 03/15/22	185,000	188,100
3.800%, 04/19/23	250,000	256,550

		444,650

Apparel—0.0%
William Carter Co. (The) 5.625%, 03/15/27 (144A)	50,000	52,375

Auto Manufacturers—0.3%
Daimler Canada Finance, Inc. 2.848%, 3M CDOR + 0.830%, 07/08/19 (CAD) (g)	635,000	484,807
Ford Motor Co. 4.750%, 01/15/43	130,000	113,112
5.291%, 12/08/46	140,000	130,306

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Ford Motor Credit Co. LLC 3.815%, 11/02/27	200,000	191,533
5.113%, 05/03/29	200,000	204,430
General Motors Co. 5.200%, 04/01/45	135,000	129,766
5.950%, 04/01/49	175,000	183,795
6.250%, 10/02/43	195,000	207,392
6.750%, 04/01/46	250,000	282,645
General Motors Financial Co., Inc. 3.700%, 05/09/23	300,000	304,362
3.872%, 3M LIBOR + 1.270%, 10/04/19 (g)	100,000	100,239
3.950%, 04/13/24	165,000	168,498
4.157%, 3M LIBOR + 1.560%, 01/15/20 (g)	200,000	201,159
Toyota Motor Credit Corp. 2.668%, 3M LIBOR + 0.140%, 11/14/19 (g)	100,000	100,034
VW Credit Canada, Inc. 2.500%, 10/01/19 (CAD)	550,000	420,294

		3,222,372

Auto Parts & Equipment—0.0%
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/26 (a)	60,000	59,100

Banks—3.2%
Banco Bilbao Vizcaya Argentaria S.A. 6.125%, 5Y USD Swap + 3.870%, 11/16/27 (g)	800,000	753,000
8.875%, 5Y EUR Swap + 9.177%, 04/14/21 (EUR) (g)	200,000	253,289
Banco de Sabadell S.A. 6.500%, 5Y EUR Swap + 6.414%, 05/18/22 (EUR) (g)	600,000	680,099
Bank of America Corp. 3.124%, 3M LIBOR + 1.160%, 01/20/23 (g)	260,000	264,078
3.366%, 3M LIBOR + 0.810%, 01/23/26 (g)	1,255,000	1,294,319
3.419%, 3M LIBOR + 1.040%, 12/20/28 (g)	118,000	121,513
3.705%, 3M LIBOR + 1.512%, 04/24/28 (g)	1,045,000	1,097,503
3.974%, 3M LIBOR + 1.210%, 02/07/30 (g)	405,000	433,746
4.000%, 04/01/24	133,000	141,661
4.000%, 01/22/25	595,000	625,490
4.125%, 01/22/24	265,000	283,299
7.750%, 05/14/38	630,000	929,036
Bank of China Hong Kong, Ltd. 5.550%, 02/11/20	100,000	101,754
Bank of Nova Scotia (The) 3.099%, 3M LIBOR + 0.620%, 12/05/19 (g)	175,000	175,453
Barclays plc 3.932%, 3M LIBOR + 1.610%, 05/07/25 (g)	355,000	361,126
BNP Paribas S.A. 5.125%, 5Y USD Swap + 2.838%, 11/15/27 (144A) (g)	325,000	308,750
7.375%, 5Y USD Swap + 5.150%, 08/19/25 (144A) (g)	325,000	361,156
7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (g)	390,000	412,913
BPCE S.A. 3.000%, 05/22/22 (144A)	255,000	257,313
CaixaBank S.A. 6.750%, 5Y EUR Swap + 6.498%, 06/13/24 (EUR) (g)	200,000	245,583
Citigroup, Inc. 2.795%, 3M BBSW + 1.250%, 08/07/19 (AUD) (g)	270,000	189,797
3.200%, 10/21/26	660,000	673,422

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc.
3.352%, 3M LIBOR + 0.897%, 04/24/25 (g)	545,000	$562,713
3.374%, 3M LIBOR + 0.790%, 01/10/20 (g)	200,000	200,603
3.520%, 3M LIBOR + 1.151%, 10/27/28 (g)	230,000	237,238
3.625%, 3M LIBOR + 1.100%, 05/17/24 (g)	680,000	686,428
3.980%, 3M LIBOR + 1.338%, 03/20/30 (g)	1,175,000	1,255,488
4.075%, 3M LIBOR + 1.192%, 04/23/29 (g)	165,000	177,136
4.450%, 09/29/27	215,000	231,687
4.650%, 07/30/45	9,000	10,379
Credit Agricole S.A. 8.125%, 5Y USD ICE Swap + 6.185%, 12/23/25 (144A) (g)	725,000	838,451
Credit Suisse Group AG 6.250%, 5Y USD Swap + 3.455%, 12/18/24 (144A) (g)	1,120,000	1,166,200
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (g)	200,000	214,714
Danske Bank A/S 5.000%, 01/12/22 (144A)	430,000	449,670
5.375%, 01/12/24 (144A)	450,000	486,180
5.875%, 5Y EUR Swap + 5.471%, 04/06/22 (EUR) (g)	200,000	239,928
Goldman Sachs Bank USA 3.067%, SOFR + 0.600%, 05/24/21 (g)	210,000	210,208
Goldman Sachs Group, Inc. (The) 2.876%, 3M LIBOR + 0.821%, 10/31/22 (g)	255,000	257,026
2.905%, 3M LIBOR + 0.990%, 07/24/23 (g)	1,085,000	1,095,102
3.250%, 3M LIBOR + 0.800%, 12/13/19 (g)	100,000	100,312
3.814%, 3M LIBOR + 1.158%, 04/23/29 (g)	735,000	765,421
4.017%, 3M LIBOR + 1.373%, 10/31/38 (g)	410,000	422,064
4.223%, 3M LIBOR + 1.301%, 05/01/29 (g)	45,000	48,234
6.250%, 02/01/41	245,000	328,327
6.750%, 10/01/37	410,000	536,580
HSBC Holdings plc 2.950%, 05/25/21	255,000	257,229
3.400%, 03/08/21	565,000	573,553
4.583%, 3M LIBOR + 1.535%, 06/19/29 (g)	260,000	283,908
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (g)	575,000	587,938
Industrial & Commercial Bank of China, Ltd. 3.294%, 3M LIBOR + 0.770%, 05/23/20 (g)	250,000	250,323
Intesa Sanpaolo S.p.A. 3.375%, 01/12/23 (144A)	215,000	214,152
7.750%, 5Y EUR Swap + 7.192%, 01/11/27 (EUR) (g)	400,000	511,926
JPMorgan Chase & Co. 3.220%, 3M LIBOR + 1.155%, 03/01/25 (g)	550,000	565,568
3.509%, 3M LIBOR + 0.945%, 01/23/29 (g)	525,000	546,504
3.702%, 3M LIBOR + 1.160%, 05/06/30 (g)	390,000	411,033
3.797%, 3M LIBOR + 0.890%, 07/23/24 (g)	435,000	456,200
3.811%, 3M LIBOR + 1.230%, 10/24/23 (g)	155,000	157,343
3.960%, 3M LIBOR + 1.245%, 01/29/27 (g)	1,475,000	1,576,872
4.005%, 3M LIBOR + 1.120%, 04/23/29 (g)	410,000	442,065
Landsbanki Islands
Zero Coupon, 08/25/20 (d) (e) (n)	320,000	0
Morgan Stanley 2.500%, 04/21/21	680,000	681,154
2.750%, 05/19/22	295,000	298,062
3.125%, 07/27/26	180,000	183,348
3.332%, 3M LIBOR + 0.740%, 07/23/19 (g)	100,000	100,048
3.591%, 3M LIBOR + 1.340%, 07/22/28 (g)	1,010,000	1,051,189

Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley
3.625%, 01/20/27	685,000	719,490
3.722%, 3M LIBOR + 1.140%, 01/27/20 (g)	50,000	50,276
4.000%, 07/23/25	180,000	192,687
4.350%, 09/08/26	95,000	101,830
5.000%, 11/24/25	322,000	356,267
Royal Bank of Canada 2.800%, 04/29/22	935,000	949,227
Santander Holdings USA, Inc. 3.700%, 03/28/22	365,000	373,739
Societe Generale S.A. 7.375%, 5Y USD Swap + 6.238%, 09/13/21 (144A) (g)	650,000	683,345
Standard Chartered plc 7.500%, 5Y USD Swap + 6.301%, 04/02/22 (g)	400,000	423,000
UBS Group Funding Switzerland AG 2.650%, 02/01/22 (144A)	420,000	421,983
5.750%, 5Y EUR Swap + 5.287%, 02/19/22 (EUR) (g)	250,000	312,874
6.875%, 5Y USD ICE Swap + 5.497%, 03/22/21 (g)	250,000	260,000
7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (g)	200,000	212,250
7.000%, 5Y USD Swap + 4.866%, 02/19/25 (g)	200,000	219,000
7.125%, 5Y USD Swap + 5.464%, 02/19/20 (g)	270,000	275,063
UniCredit S.p.A. 5.375%, 5Y EUR Swap + 4.925%, 06/03/25 (EUR) (g)	200,000	206,952
6.572%, 01/14/22 (144A)	605,000	642,966
6.625%, 5Y EUR Swap + 6.387%, 06/03/23 (EUR) (g)	250,000	282,854
Wells Fargo & Co. 2.625%, 07/22/22 (a)	595,000	599,524
3.000%, 04/22/26	310,000	313,475
3.000%, 10/23/26 (a)	200,000	202,117
3.069%, 01/24/23	960,000	974,578
3.584%, 3M LIBOR + 1.310%, 05/22/28 (g)	505,000	527,496
3.750%, 01/24/24	645,000	677,862
4.900%, 11/17/45	290,000	336,432
Westpac Banking Corp. 2.250%, 07/31/19 (CAD)	330,000	252,021

		40,200,112

Beverages—0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	50,000	54,983
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	544,000	517,914
4.150%, 01/23/25	360,000	389,591
4.600%, 04/15/48	265,000	284,572
4.750%, 04/15/58	310,000	327,419
5.450%, 01/23/39	1,703,000	2,023,113
Constellation Brands, Inc. 2.650%, 11/07/22	260,000	260,786
4.400%, 11/15/25	300,000	326,560
4.750%, 12/01/25	433,000	477,967

		4,662,905

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.0%
Amgen, Inc. 2.650%, 05/11/22	295,000	$297,105
Baxalta, Inc. 3.600%, 06/23/22	17,000	17,439
Gilead Sciences, Inc. 3.250%, 09/01/22	135,000	138,651

		453,195

Building Materials—0.0%
Standard Industries, Inc. 5.000%, 02/15/27 (144A)	10,000	10,125
6.000%, 10/15/25 (144A)	220,000	233,475

		243,600

Chemicals—0.3%
Chemours Co. (The) 5.375%, 05/15/27	60,000	57,150
DowDuPont, Inc. 4.205%, 11/15/23	785,000	840,017
4.725%, 11/15/28	535,000	604,325
Methanex Corp. 4.250%, 12/01/24	325,000	331,016
5.650%, 12/01/44	120,000	115,147
Nutrien, Ltd. 4.200%, 04/01/29	100,000	107,912
Olin Corp. 5.125%, 09/15/27	60,000	61,575
SABIC Capital II B.V. 4.000%, 10/10/23 (144A)	360,000	373,950
Sherwin-Williams Co. (The) 3.450%, 06/01/27	395,000	406,350
Syngenta Finance NV 4.892%, 04/24/25 (144A)	385,000	401,594
Versum Materials, Inc. 5.500%, 09/30/24 (144A)	60,000	64,275

		3,363,311

Commercial Services—0.2%
Acwa Power Management & Investments One, Ltd. 5.950%, 12/15/39 (144A)	1,269,000	1,313,415
IHS Markit, Ltd. 4.125%, 08/01/23	1,195,000	1,242,322
Service Corp. International 5.125%, 06/01/29	25,000	26,313
United Rentals North America, Inc. 4.875%, 01/15/28	65,000	66,300
5.500%, 07/15/25	110,000	114,537

		2,762,887

Computers—0.2%
Apple, Inc. 3.450%, 02/09/45	215,000	214,199
Hewlett Packard Enterprise Co. 6.350%, 10/15/45	50,000	55,351
IBM Credit LLC 2.994%, 3M LIBOR + 0.470%, 11/30/20 (g)	515,000	517,781

Security Description	Principal Amount*	Value

Computers—(Continued)
International Business Machines Corp. 3.000%, 05/15/24	455,000	467,304
3.300%, 05/15/26	710,000	735,122
3.500%, 05/15/29	710,000	742,197
Western Digital Corp. 4.750%, 02/15/26 (a)	41,000	40,223

		2,772,177

Distribution/Wholesale—0.0%
HD Supply, Inc. 5.375%, 10/15/26 (144A)	50,000	52,750

Diversified Financial Services—0.3%
American Express Co. 3.400%, 02/27/23	500,000	517,425
Capital One Financial Corp. 3.295%, 3M LIBOR + 0.760%, 05/12/20 (g)	255,000	256,065
3.900%, 01/29/24	390,000	409,471
GE Capital Australia Funding Pty, Ltd. 5.000%, 09/26/19 (AUD)	140,000	98,919
GE Capital Canada Funding Co. 5.680%, 09/10/19 (CAD)	645,000	495,806
GE Capital UK Funding Unlimited Co. 4.375%, 07/31/19 (GBP)	150,000	190,902
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	1,355,000	1,397,309
Navient Corp. 5.875%, 03/25/21	20,000	20,738
Wells Fargo Canada Corp. 2.944%, 07/25/19 (CAD)	420,000	320,971

		3,707,606

Electric—0.5%
AES Corp.
4.500%, 03/15/23	45,000	46,237
4.875%, 05/15/23	20,000	20,351
5.125%, 09/01/27	10,000	10,550
Berkshire Hathaway Energy Co. 3.250%, 04/15/28	245,000	252,840
DTE Energy Co. 1.500%, 10/01/19	250,000	249,391
Duke Energy Carolinas LLC 4.250%, 12/15/41	275,000	302,352
Duke Energy Florida LLC 3.400%, 10/01/46	305,000	297,415
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	356,895
Exelon Corp. 2.450%, 04/15/21	80,000	79,957
2.850%, 06/15/20	480,000	481,787
3.950%, 06/15/25	585,000	624,303
Fortis, Inc. 2.100%, 10/04/21	135,000	133,802
Georgia Power Co. 2.000%, 09/08/20	848,000	843,074
IPALCO Enterprises, Inc. 3.700%, 09/01/24	335,000	346,608

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
NextEra Energy Capital Holdings, Inc. 3.150%, 04/01/24	590,000	$605,447
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29	110,000	135,913
Public Service Enterprise Group, Inc. 2.875%, 06/15/24	415,000	418,877
Sempra Energy 2.400%, 02/01/20	325,000	324,900
South Carolina Electric & Gas Co. 4.250%, 08/15/28	140,000	155,561
Southern Co. (The) 2.950%, 07/01/23	130,000	131,829
3.250%, 07/01/26	335,000	340,089

		6,158,178

Electronics—0.0%
Fortive Corp. 2.350%, 06/15/21	205,000	204,537
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	125,100

		329,637

Engineering & Construction—0.2%
Fluor Corp. 4.250%, 09/15/28	505,000	522,019
Heathrow Funding, Ltd. 4.000%, 07/03/19 (144A) (CAD)	425,000	324,623
International Airport Finance S.A. 12.000%, 03/15/33 (144A)	940,000	1,043,400

		1,890,042

Entertainment—0.0%
WMG Acquisition Corp. 4.875%, 11/01/24 (144A)	120,000	122,850
5.000%, 08/01/23 (144A)	40,000	40,800

		163,650

Environmental Control—0.0%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	35,000	35,572
5.125%, 07/15/29 (144A)	25,000	25,500
Waste Management, Inc. 3.200%, 06/15/26	295,000	306,827
3.450%, 06/15/29	95,000	99,913

		467,812

Food—0.2%
Conagra Brands, Inc. 3.342%, 3M LIBOR + 0.750%, 10/22/20 (g)	155,000	155,025
4.300%, 05/01/24	175,000	185,513
4.600%, 11/01/25	55,000	59,839
Kraft Heinz Foods Co. 3.000%, 06/01/26	825,000	802,477
4.375%, 06/01/46	40,000	37,963
NBM U.S. Holdings, Inc. 7.000%, 05/14/26 (144A)	1,200,000	1,261,800

Security Description	Principal Amount*	Value

Food—(Continued)
TreeHouse Foods, Inc. 6.000%, 02/15/24 (144A)	60,000	62,389

		2,565,006

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A) (a)	200,000	205,750

Forest Products & Paper—0.2%
Suzano Austria GmbH 5.000%, 01/15/30 (144A)	1,480,000	1,500,794
6.000%, 01/15/29 (144A)	545,000	594,050

		2,094,844

Gas—0.0%
AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.875%, 08/20/26	95,000	100,700

Healthcare-Products—0.2%
Becton Dickinson & Co. 3.363%, 06/06/24	925,000	955,087
3.700%, 06/06/27	232,000	242,322
Boston Scientific Corp. 4.000%, 03/01/28	505,000	542,480
Thermo Fisher Scientific, Inc. 3.000%, 04/15/23	180,000	184,512

		1,924,401

Healthcare-Services—0.2%
Aetna, Inc. 2.800%, 06/15/23	155,000	155,872
Anthem, Inc. 3.500%, 08/15/24	430,000	446,343
3.650%, 12/01/27	140,000	145,431
4.625%, 05/15/42	170,000	184,867
CHS/Community Health Systems, Inc. 5.125%, 08/01/21 (a)	110,000	107,525
6.250%, 03/31/23	30,000	28,875
Cigna Corp. 2.760%, 3M LIBOR + 0.350%, 03/17/20 (144A) (g)	200,000	200,161
HCA, Inc. 4.125%, 06/15/29	510,000	521,855
Tenet Healthcare Corp. 6.000%, 10/01/20	75,000	77,344
UnitedHealth Group, Inc. 3.700%, 12/15/25	200,000	212,868
3.750%, 07/15/25	240,000	256,449
4.750%, 07/15/45	70,000	83,187

		2,420,777

Home Builders—0.0%
Lennar Corp. 4.750%, 11/29/27	125,000	131,563
PulteGroup, Inc. 5.500%, 03/01/26	60,000	64,800

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	$135,687

		332,050

Insurance—0.1%
CNO Financial Group, Inc. 5.250%, 05/30/25	175,000	188,563
Genworth Holdings, Inc. 4.900%, 08/15/23	90,000	77,400
Marsh & McLennan Cos., Inc. 3.875%, 03/15/24	330,000	349,890
4.375%, 03/15/29	205,000	226,530
4.750%, 03/15/39	245,000	280,790
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	52,000	85,233
MGIC Investment Corp. 5.750%, 08/15/23	90,000	97,650
Unum Group 4.000%, 06/15/29	145,000	148,586
Willis North America, Inc. 3.600%, 05/15/24	210,000	217,020

		1,671,662

Internet—0.3%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	810,000	822,536
4.200%, 12/06/47	200,000	210,034
Amazon.com, Inc. 2.800%, 08/22/24	155,000	159,542
3.875%, 08/22/37	555,000	611,777
Tencent Holdings, Ltd. 2.985%, 01/19/23 (144A)	530,000	534,057
3.595%, 01/19/28 (144A)	250,000	255,133
3.975%, 04/11/29 (144A)	700,000	731,066

		3,324,145

Iron/Steel—0.1%
Commercial Metals Co. 5.375%, 07/15/27	60,000	59,700
Steel Dynamics, Inc. 5.500%, 10/01/24	65,000	67,356
Vale Overseas, Ltd. 6.250%, 08/10/26	515,000	585,014
6.875%, 11/10/39	75,000	90,015

		802,085

Leisure Time—0.0%
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A)	30,000	30,412

Lodging—0.0%
Hilton Domestic Operating Co., Inc. 5.125%, 05/01/26	100,000	104,375

Security Description	Principal Amount*	Value

Lodging—(Continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.250%, 05/15/27 (144A) (a)	10,000	10,037
5.500%, 03/01/25 (144A)	20,000	20,656

		135,068

Machinery-Construction & Mining—0.0%
BWX Technologies, Inc. 5.375%, 07/15/26 (144A)	30,000	30,974
Oshkosh Corp. 5.375%, 03/01/25	75,000	77,812

		108,786

Media—0.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 05/01/27 (144A)	15,000	15,530
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.200%, 03/15/28	235,000	244,000
4.908%, 07/23/25	145,000	157,332
5.750%, 04/01/48	360,000	397,942
6.484%, 10/23/45	690,000	812,256
Comcast Corp. 3.150%, 03/01/26	405,000	418,370
3.200%, 07/15/36	100,000	97,135
3.950%, 10/15/25	210,000	226,432
4.049%, 11/01/52	45,000	47,719
4.150%, 10/15/28	190,000	209,420
4.250%, 10/15/30	135,000	150,365
4.600%, 10/15/38	240,000	274,558
4.950%, 10/15/58	195,000	237,662
COX Communications, Inc. 3.150%, 08/15/24 (144A)	868,000	879,551
Discovery Communications LLC 3.800%, 03/13/24	204,000	211,631
3.950%, 06/15/25	217,000	224,754
4.900%, 03/11/26	190,000	208,030
5.000%, 09/20/37	265,000	276,579
5.300%, 05/15/49	90,000	96,709
6.350%, 06/01/40	420,000	492,780
DISH DBS Corp. 5.875%, 11/15/24 (a)	130,000	123,013
Fox Corp. 4.030%, 01/25/24 (144A)	575,000	611,328
Liberty Interactive LLC 8.250%, 02/01/30	40,000	39,900
Time Warner Cable LLC 4.500%, 09/15/42	400,000	375,836
Viacom, Inc. 4.250%, 09/01/23	550,000	581,624
4.375%, 03/15/43	168,000	164,170
5.875%, 3M LIBOR + 3.895%, 02/28/57 (g)	10,000	10,205
6.250%, 3M LIBOR + 3.899%, 02/28/57 (g)	15,000	15,525
Videotron, Ltd. 5.375%, 06/15/24 (144A)	145,000	155,150

		7,755,506

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—0.1%
Anglo American Capital plc 4.750%, 04/10/27 (144A)	200,000	$211,751
4.875%, 05/14/25 (144A)	520,000	560,015
Glencore Funding LLC 4.875%, 03/12/29 (144A)	740,000	779,377
Kaiser Aluminum Corp. 5.875%, 05/15/24	140,000	145,600

		1,696,743

Miscellaneous Manufacturing—0.0%
Ingersoll-Rand Global Holding Co., Ltd. 2.900%, 02/21/21	210,000	211,375

Oil & Gas—0.6%
Canadian Natural Resources, Ltd. 2.600%, 12/03/19 (CAD)	310,000	237,284
3.850%, 06/01/27	715,000	742,353
Cimarex Energy Co. 4.375%, 03/15/29	595,000	631,469
Continental Resources, Inc. 3.800%, 06/01/24	135,000	138,747
4.900%, 06/01/44	10,000	10,480
5.000%, 09/15/22	44,000	44,345
Encana Corp. 3.900%, 11/15/21	250,000	256,002
Hess Corp. 5.600%, 02/15/41	55,000	59,407
6.000%, 01/15/40	10,000	10,944
7.125%, 03/15/33	552,000	676,168
7.300%, 08/15/31	150,000	184,039
Kerr-McGee Corp. 6.950%, 07/01/24	370,000	433,423
Marathon Oil Corp. 3.850%, 06/01/25	130,000	134,701
Marathon Petroleum Corp. 3.800%, 04/01/28	75,000	76,195
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/26 (144A)	640,000	641,838
MEG Energy Corp. 6.500%, 01/15/25 (144A)	65,000	65,325
Noble Energy, Inc. 5.050%, 11/15/44	390,000	414,424
Petroleos Mexicanos 6.000%, 03/05/20	150,000	151,875
6.750%, 09/21/47	351,000	312,565
QEP Resources, Inc. 5.250%, 05/01/23	80,000	77,000
Saudi Arabian Oil Co. 2.875%, 04/16/24 (144A)	400,000	402,398
SM Energy Co. 6.125%, 11/15/22	55,000	54,588
6.750%, 09/15/26	15,000	14,063
Sunoco L.P. / Sunoco Finance Corp. 5.500%, 02/15/26	60,000	62,475
Tullow Oil plc 7.000%, 03/01/25 (144A)	500,000	508,125

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Valero Energy Corp. 4.000%, 04/01/29	145,000	151,732
4.350%, 06/01/28	290,000	310,247
WPX Energy, Inc. 5.250%, 09/15/24	125,000	127,813
YPF S.A. 16.500%, 05/09/22 (144A) (ARS)	19,392,845	278,480

		7,208,505

Packaging & Containers—0.1%
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	150,000	161,782
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A)	75,000	76,406
WRKCo, Inc. 4.650%, 03/15/26	540,000	587,035

		825,223

Pharmaceuticals—0.6%
Allergan Finance LLC 4.625%, 10/01/42	255,000	254,063
Allergan Funding SCS 3.450%, 03/15/22	245,000	250,075
Bausch Health Cos., Inc. 7.000%, 03/15/24 (144A)	30,000	31,878
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	850,000	898,833
Bristol-Myers Squibb Co. 3.400%, 07/26/29 (144A)	315,000	329,451
Cigna Corp. 4.125%, 11/15/25 (144A)	230,000	244,264
4.375%, 10/15/28 (144A)	1,685,000	1,817,246
CVS Health Corp. 3.875%, 07/20/25	324,000	338,333
4.100%, 03/25/25	710,000	748,430
5.050%, 03/25/48	345,000	366,930
5.125%, 07/20/45	315,000	335,935
GlaxoSmithKline Capital, Inc. 3.625%, 05/15/25	620,000	659,490
Mylan NV 5.250%, 06/15/46	145,000	135,535
Mylan, Inc. 4.550%, 04/15/28	240,000	235,210
5.200%, 04/15/48	125,000	115,309
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	355,000	354,263
Teva Pharmaceutical Finance Netherlands III B.V. 2.800%, 07/21/23	650,000	563,875
Valeant Pharmaceuticals International, Inc. 6.500%, 03/15/22 (144A)	65,000	67,356

		7,746,476

Pipelines—0.5%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.250%, 12/01/27	350,000	369,545
6.250%, 10/15/22	41,000	42,025

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
DCP Midstream Operating L.P. 3.875%, 03/15/23	20,000	$20,150
4.950%, 04/01/22	26,000	26,975
5.600%, 04/01/44	50,000	47,000
Enbridge, Inc. 4.770%, 09/02/19 (CAD)	470,000	360,442
Energy Transfer Operating L.P. 4.200%, 09/15/23	70,000	73,358
4.500%, 04/15/24	235,000	249,955
5.250%, 04/15/29	700,000	782,806
5.500%, 06/01/27	120,000	134,085
6.250%, 04/15/49	85,000	100,612
Energy Transfer Partners L.P. 5.950%, 10/01/43	20,000	21,987
Enterprise Products Operating LLC 3.125%, 07/31/29	345,000	346,780
EQM Midstream Partners L.P. 4.125%, 12/01/26	247,000	238,835
5.500%, 07/15/28	270,000	284,607
EQT Midstream Partners L.P. 4.750%, 07/15/23	40,000	41,458
MPLX L.P. 4.125%, 03/01/27	240,000	251,128
4.700%, 04/15/48	230,000	235,267
5.200%, 03/01/47	65,000	70,434
Sabine Pass Liquefaction LLC 4.200%, 03/15/28	50,000	52,491
Sunoco Logistics Partners Operations L.P. 4.000%, 10/01/27	220,000	226,549
5.300%, 04/01/44	35,000	36,164
5.350%, 05/15/45	35,000	36,362
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	420,000	419,287
3.500%, 01/15/28 (144A)	100,000	101,573
TransCanada PipeLines, Ltd. 4.625%, 03/01/34	415,000	460,379
4.750%, 05/15/38	130,000	142,390
6.100%, 06/01/40	40,000	50,031
Transcontinental Gas Pipe Line Co. LLC 4.000%, 03/15/28	105,000	109,540
Valero Energy Partners L.P. 4.500%, 03/15/28	425,000	450,512
Western Gas Partners L.P. 4.500%, 03/01/28	485,000	484,007
4.750%, 08/15/28	260,000	262,873
5.500%, 08/15/48	25,000	23,702
Williams Partners L.P. 4.300%, 03/04/24	105,000	111,478

		6,664,787

Real Estate Investment Trusts—0.1%
American Tower Corp. 3.800%, 08/15/29	295,000	304,066
Equinix, Inc. 5.875%, 01/15/26	135,000	142,931

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29	290,000	312,548
5.375%, 04/15/26	60,000	64,877
HCP, Inc. 3.250%, 07/15/26	165,000	165,647

		990,069

Retail—0.2%
Dollar Tree, Inc. 3.288%, 3M LIBOR + 0.700%, 04/17/20 (g)	90,000	90,010
Lowe’s Cos., Inc. 3.375%, 09/15/25	700,000	726,981
3.700%, 04/15/46	60,000	56,433
McDonald’s Corp. 3.350%, 04/01/23 (a)	380,000	394,140
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27	75,000	75,187
Walmart, Inc. 3.400%, 06/26/23	660,000	693,037

		2,035,788

Semiconductors—0.5%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.125%, 01/15/25	300,000	293,034
3.625%, 01/15/24	935,000	944,487
3.875%, 01/15/27	1,185,000	1,161,742
Broadcom, Inc. 4.750%, 04/15/29 (144A)	855,000	876,096
Entegris, Inc. 4.625%, 02/10/26 (144A)	75,000	75,563
Intel Corp. 4.100%, 05/19/46	185,000	203,546
Microchip Technology, Inc. 4.333%, 06/01/23	355,000	369,563
Micron Technology, Inc. 4.975%, 02/06/26	1,155,000	1,218,209
NXP B.V. / NXP Funding LLC 4.875%, 03/01/24 (144A)	1,175,000	1,259,271
Qorvo, Inc. 5.500%, 07/15/26	60,000	63,498

		6,465,009

Software—0.2%
CDK Global, Inc. 5.875%, 06/15/26	5,000	5,294
Fidelity National Information Services, Inc. 4.250%, 05/15/28	180,000	196,170
First Data Corp. 5.000%, 01/15/24 (144A)	40,000	40,980
5.375%, 08/15/23 (144A)	90,000	91,620
Fiserv, Inc. 3.200%, 07/01/26	390,000	397,797

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Microsoft Corp. 3.700%, 08/08/46	195,000	$209,743
3.950%, 08/08/56	290,000	320,710
MSCI, Inc. 5.250%, 11/15/24 (144A)	75,000	77,437
5.750%, 08/15/25 (144A)	65,000	68,250
Open Text Corp. 5.875%, 06/01/26 (144A)	115,000	121,647
Oracle Corp. 4.000%, 11/15/47	180,000	193,217
Quintiles IMS, Inc. 4.875%, 05/15/23 (144A)	95,000	97,494

		1,820,359

Telecommunications—0.7%
AT&T, Inc. 2.950%, 07/15/26	70,000	69,483
3.247%, 3M LIBOR + 0.650%, 01/15/20 (g)	155,000	155,383
3.800%, 02/15/27	520,000	540,239
3.875%, 01/15/26	70,000	73,168
4.100%, 02/15/28	260,000	275,445
4.250%, 03/01/27	150,000	160,567
4.300%, 02/15/30	676,000	721,868
4.350%, 03/01/29	535,000	573,941
5.150%, 03/15/42	164,000	179,084
Nokia Oyj 6.625%, 05/15/39	110,000	120,691
Sprint Corp. 7.125%, 06/15/24	100,000	106,030
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 03/20/28 (144A)	1,140,000	1,174,200
Telecom Italia Capital S.A. 6.000%, 09/30/34	45,000	45,900
7.721%, 06/04/38	50,000	56,375
Telefonica Celular del Paraguay S.A. 5.875%, 04/15/27 (144A)	530,000	552,525
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	150,000	155,760
4.895%, 03/06/48	335,000	355,366
5.520%, 03/01/49	515,000	595,743
Verizon Communications, Inc. 3.073%, 3M LIBOR + 0.550%, 05/22/20 (g)	155,000	155,589
3.875%, 02/08/29	215,000	230,497
4.400%, 11/01/34	535,000	592,689
4.500%, 08/10/33	775,000	872,490
5.250%, 03/16/37	210,000	250,973
Vodafone Group plc 4.375%, 05/30/28	815,000	880,186

		8,894,192

Transportation—0.1%
CSX Corp. 3.250%, 06/01/27	475,000	490,148

Security Description	Principal Amount*	Value

Transportation—(Continued)
Union Pacific Corp. 4.375%, 09/10/38	660,000	730,390

		1,220,538

Trucking & Leasing—0.1%
Avolon Holdings Funding, Ltd. 4.375%, 05/01/26 (144A)	340,000	349,928
DAE Funding LLC 4.500%, 08/01/22 (144A)	15,000	15,225
5.000%, 08/01/24 (144A)	15,000	15,619
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.450%, 07/01/24 (144A)	510,000	525,286

		906,058

Total Corporate Bonds & Notes (Cost $141,267,631)		146,829,974

Asset-Backed Securities—5.5%

Asset-Backed - Automobile—0.1%
CIG Auto Receivables Trust 2.710%, 05/15/23 (144A)	95,129	95,063
Credit Acceptance Auto Loan Trust 2.650%, 06/15/26 (144A)	545,000	545,931
Skopos Auto Receivables Trust 3.190%, 09/15/21 (144A)	233,259	233,371
Westlake Automobile Receivables Trust 3.280%, 12/15/22 (144A)	1,015,000	1,024,485

		1,898,850

Asset-Backed - Home Equity—0.2%
GSAA Home Equity Trust 2.454%, 1M LIBOR + 0.050%, 12/25/46 (g)	81,524	54,301
2.504%, 1M LIBOR + 0.100%, 03/25/37 (g)	874,047	407,699
2.644%, 1M LIBOR + 0.240%, 11/25/36 (g)	247,871	135,979
2.704%, 1M LIBOR + 0.300%, 03/25/36 (g)	876,833	622,595
5.985%, 06/25/36 (g)	538,471	244,970
Morgan Stanley ABS Capital I, Inc. Trust 2.554%, 1M LIBOR + 0.150%, 06/25/36 (g)	12,188	9,958
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (p)	249,723	144,904
Soundview Home Loan Trust 2.654%, 1M LIBOR + 0.250%, 11/25/36 (g)	485,000	453,775

		2,074,181

Asset-Backed - Other—5.2%
Anchorage Capital CLO, Ltd. 4.107%, 3M LIBOR + 1.510%, 01/15/29 (144A) (g)	760,744	760,743
Apex Credit CLO, Ltd. 4.051%, 3M LIBOR + 1.470%, 04/24/29 (144A) (g)	1,315,000	1,314,406
Apidos CLO 3.572%, 3M LIBOR + 0.980%, 01/19/25 (144A) (g)	148,240	148,213
Atlas Senior Loan Fund, Ltd. 3.631%, 3M LIBOR + 0.870%, 04/20/28 (144A) (g)	1,375,000	1,368,722

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Avant Loans Funding Trust 3.420%, 01/18/22 (144A)	630,844	$632,918
Avery Point CLO, Ltd. 3.680%, 3M LIBOR + 1.100%, 04/25/26 (144A) (g)	840,635	840,485
3.721%, 3M LIBOR + 1.120%, 01/18/25 (144A) (g)	427,272	427,807
Babson CLO, Ltd. 3.742%, 3M LIBOR + 1.150%, 07/20/25 (144A) (g)	210,867	210,890
Bayview Opportunity Master Fund Trust 3.500%, 01/28/55 (144A) (g)	537,951	547,419
3.500%, 06/28/57 (144A)	630,512	641,759
3.500%, 07/28/57 (144A) (g)	1,217,850	1,243,071
3.500%, 10/28/57 (144A) (g)	1,148,590	1,173,816
3.500%, 01/28/58 (144A) (g)	825,169	840,784
4.000%, 11/28/53 (144A) (g)	475,271	489,832
4.000%, 10/28/64 (144A) (g)	915,746	943,993
Benefit Street Partners CLO, Ltd. 3.401%, 3M LIBOR + 0.800%, 10/18/29 (144A) (g)	62,500	62,469
3.847%, 3M LIBOR + 1.250%, 07/15/29 (144A) (g)	320,000	320,380
Carlyle Global Market Strategies CLO, Ltd. 3.362%, 3M LIBOR + 0.780%, 04/27/27 (144A) (g)	1,425,000	1,421,155
CIFC Funding, Ltd. 3.451%, 3M LIBOR + 0.850%, 07/16/30 (144A) (g)	165,220	165,232
Cirrus Funding, Ltd. 4.800%, 01/25/37 (144A)	940,000	998,829
CLUB Credit Trust 2.610%, 01/15/24 (144A)	216,025	215,584
Domino’s Pizza Master Issuer LLC 4.116%, 07/25/48 (144A)	693,000	713,658
Dryden Senior Loan Fund 3.338%, 3M LIBOR + 0.820%, 11/15/28 (144A) (g)	745,000	742,029
3.397%, 3M LIBOR + 0.800%, 07/15/30 (144A) (g)	342,500	342,329
3.497%, 3M LIBOR + 0.900%, 04/15/29 (144A) (g)	1,470,000	1,457,190
Finance America Mortgage Loan Trust 3.454%, 1M LIBOR + 1.050%, 09/25/33 (g)	67,807	66,996
Fremont Home Loan Trust 3.454%, 1M LIBOR + 1.050%, 12/25/33 (g)	64,805	64,303
GMACM Home Equity Loan Trust 2.904%, 1M LIBOR + 0.500%, 10/25/34 (144A) (g)	33,105	32,391
KKR CLO, Ltd. 3.937%, 3M LIBOR + 1.340%, 04/15/29 (144A) (g)	1,260,000	1,260,071
Knollwood CDO, Ltd. 4.355%, 3M LIBOR + 3.200%, 01/10/39 (144A) (g)	679,407	1
LCM, Ltd. 3.632%, 3M LIBOR + 1.040%, 10/20/27 (144A) (g)	1,075,000	1,077,128
Legacy Mortgage Asset Trust 4.000%, 03/25/58 (144A) (p)	1,574,158	1,588,622
Lendmark Funding Trust 2.830%, 12/22/25 (144A)	660,017	658,196
Madison Park Funding, Ltd. 3.752%, 3M LIBOR + 1.160%, 07/23/29 (144A) (g)	1,341,000	1,340,308
3.852%, 3M LIBOR + 1.260%, 07/20/26 (144A) (g)	1,043,139	1,044,331
Magnetite, Ltd. 3.580%, 3M LIBOR + 1.000%, 07/25/26 (144A) (g)	888,551	889,215
4.080%, 3M LIBOR + 1.500%, 07/25/26 (144A) (g)	995,000	995,507
Marlette Funding Trust 2.360%, 12/15/24 (144A)	40,864	40,852

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
MFRA Trust 3.352%, 11/25/47 (144A) (p)	1,344,088	1,338,076
Mill City Mortgage Loan Trust 3.500%, 08/25/58 (144A) (g)	946,920	971,410
3.500%, 04/25/66 (144A) (g)	1,630,000	1,651,754
Neuberger Berman CLO, Ltd. 3.397%, 3M LIBOR + 0.800%, 01/15/28 (144A) (g)	1,480,000	1,472,631
New Residential Advance Receivables Trust 3.214%, 02/15/51 (144A)	1,065,000	1,076,649
New Residential Mortgage LLC 3.790%, 07/25/54 (144A)	1,293,578	1,325,080
NRZ Advance Receivables Trust 3.107%, 12/15/50 (144A)	1,195,000	1,204,635
NRZ Excess Spread-Collateralized Notes 3.193%, 01/25/23 (144A)	839,717	843,776
3.265%, 02/25/23 (144A)	524,691	528,286
Oak Hill Advisors Residential Loan Trust 3.000%, 06/25/57 (144A) (p)	247,641	247,182
OCP CLO, Ltd. 3.438%, 3M LIBOR + 0.850%, 04/17/27 (144A) (g)	1,230,000	1,228,460
OneMain Financial Issuance Trust 2.370%, 09/14/32 (144A)	1,648,000	1,644,689
OZLM Funding, Ltd. 3.492%, 3M LIBOR + 0.900%, 07/22/29 (144A) (g)	31,250	31,253
OZLM, Ltd. 3.598%, 3M LIBOR + 1.010%, 07/17/29 (144A) (g)	335,000	332,644
3.633%, 3M LIBOR + 1.050%, 04/30/27 (144A) (g)	1,360,000	1,357,644
PRPM LLC 4.000%, 08/25/23 (144A) (g)	857,642	865,525
Regional Management Issuance Trust 3.830%, 07/15/27 (144A)	950,000	956,218
SBA Tower Trust 2.898%, 10/15/44 (144A) (p)	845,000	844,988
3.168%, 04/09/47 (144A)	995,000	1,002,341
Seneca Park CLO, Ltd. 3.708%, 3M LIBOR + 1.120%, 07/17/26 (144A) (g)	718,863	719,113
Shackleton CLO, Ltd. 3.608%, 3M LIBOR + 1.020%, 07/17/28 (144A) (g)	1,100,000	1,097,140
SoFi Consumer Loan Program LLC 2.500%, 05/26/26 (144A)	213,585	213,732
2.770%, 05/25/26 (144A)	108,226	108,423
3.090%, 10/27/25 (144A)	162,290	162,892
3.280%, 01/26/26 (144A)	167,655	168,997
Sound Point CLO, Ltd. 3.482%, 3M LIBOR + 0.890%, 01/20/28 (144A) (g)	1,440,000	1,432,858
3.982%, 3M LIBOR + 1.390%, 01/23/29 (144A) (g)	505,000	505,909
Springleaf Funding Trust 2.680%, 07/15/30 (144A)	1,705,000	1,708,448
2.900%, 11/15/29 (144A)	650,815	651,455
SPS Servicer Advance Receivables Trust 2.750%, 11/15/49 (144A)	874,286	874,271
3.620%, 10/17/50 (144A)	315,000	319,436
Symphony CLO, Ltd. 3.877%, 3M LIBOR + 1.280%, 07/14/26 (144A) (g)	1,147,471	1,147,930

BHFTII-19

See accompanying notes to financial statements.

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Towd Point Mortgage Trust 2.750%, 02/25/55 (144A) (g)	131,049	$131,520
2.750%, 08/25/55 (144A) (g)	532,601	535,586
2.750%, 04/25/57 (144A) (g)	384,869	385,484
2.750%, 06/25/57 (144A) (g)	1,091,396	1,096,236
3.000%, 03/25/54 (144A) (g)	30,508	30,594
3.004%, 1M LIBOR + 0.600%, 02/25/57 (144A) (g)	928,267	925,585
Treman Park CLO, Ltd. 3.662%, 3M LIBOR + 1.070%, 10/20/28 (144A) (g)	1,300,000	1,301,154
Vericrest Opportunity Loan Trust LLC 3.125%, 09/25/47 (144A) (p)	217,872	218,377
VOLT LXIV LLC 3.375%, 10/25/47 (144A) (p)	925,468	928,361
VOLT LXVI 4.336%, 05/25/48 (144A) (p)	603,918	609,343
VOLT LXX LLC 4.115%, 09/25/48 (144A) (p)	712,736	719,500
VOLT LXXI LLC 3.967%, 09/25/48 (144A) (p)	392,640	395,642
Voya CLO, Ltd. 3.501%, 3M LIBOR + 0.900%, 01/18/29 (144A) (g)	1,610,000	1,599,699
Wendys Funding LLC 3.884%, 03/15/48 (144A)	428,475	430,309
Wingstop Funding LLC 4.970%, 12/05/48 (144A)	403,988	424,583

		64,847,452

Total Asset-Backed Securities (Cost $69,330,827)		68,820,483

Mortgage-Backed Securities—4.8%

Collateralized Mortgage Obligations—3.1%
Adjustable Rate Mortgage Trust 2.904%, 1M LIBOR + 0.500%, 01/25/36 (g)	153,658	145,573
2.944%, 1M LIBOR + 0.540%, 11/25/35 (g)	150,116	150,523
Angel Oak Mortgage Trust LLC 2.930%, 05/25/59 (144A) (g)	1,658,744	1,667,086
3.628%, 03/25/49 (144A) (g)	415,482	420,812
3.920%, 11/25/48 (144A) (g)	1,357,761	1,384,689
Arroyo Mortgage Trust 3.347%, 04/25/49 (144A) (g)	1,647,072	1,669,911
Bear Stearns Adjustable Rate Mortgage Trust 4.292%, 07/25/36 (g)	303,183	286,181
Bear Stearns ALT-A Trust 2.884%, 1M LIBOR + 0.480%, 02/25/36 (g)	620,532	603,006
Bear Stearns Mortgage Funding Trust 2.584%, 1M LIBOR + 0.180%, 10/25/36 (g)	176,664	166,753
2.604%, 1M LIBOR + 0.200%, 02/25/37 (g)	573,114	605,779
CIM Trust 3.000%, 04/25/57 (144A) (g)	1,133,006	1,140,617
Civic Mortgage LLC 3.892%, 06/25/22 (144A) (p)	133,457	133,176
COLT Funding LLC 3.705%, 03/25/49 (144A) (g)	490,149	497,805

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
COLT Mortgage Loan Trust 3.337%, 05/25/49 (144A) (g)	825,749	838,733
Countrywide Alternative Loan Trust 2.854%, 1M LIBOR + 0.450%, 04/25/35 (g)	228,317	208,934
2.944%, 1M LIBOR + 0.540%, 01/25/36 (g)	123,505	119,968
3.204%, 1M LIBOR + 0.800%, 12/25/35 (g)	158,517	138,852
3.854%, 12M MTA + 1.350%, 08/25/35 (g)	286,458	258,832
5.500%, 11/25/35	617,041	528,534
Countrywide Home Loan Mortgage Pass-Through Trust 2.604%, 1M LIBOR + 0.200%, 04/25/46 (g)	296,390	256,197
3.084%, 1M LIBOR + 0.680%, 02/25/35 (g)	123,876	118,815
4.025%, 09/25/47 (g)	405,170	382,373
4.126%, 06/20/35 (g)	15,363	15,667
Credit Suisse Mortgage Capital Certificates Trust 3.250%, 04/25/47 (144A) (g)	512,099	512,651
Deephaven Residential Mortgage Trust 2.453%, 06/25/47 (144A) (g)	217,638	217,480
3.558%, 04/25/59 (144A) (g)	851,567	860,613
3.789%, 08/25/58 (144A) (g)	1,094,936	1,108,909
Deutsche ALT-A Securities Mortgage Loan Trust 2.554%, 1M LIBOR + 0.150%, 12/25/36 (g)	358,903	320,477
GreenPoint Mortgage Funding Trust 3.904%, 12M MTA + 1.400%, 10/25/45 (g)	215,641	186,018
GSR Mortgage Loan Trust 2.704%, 1M LIBOR + 0.300%, 01/25/37 (g)	671,682	342,277
4.396%, 01/25/36 (g)	433,951	438,091
6.000%, 07/25/37	244,846	216,838
Home Re, Ltd. 4.030%, 1M LIBOR + 1.600%, 10/25/28 (144A) (g)	690,000	688,840
IndyMac INDX Mortgage Loan Trust 4.169%, 10/25/35 (g)	36,975	35,227
JPMorgan Mortgage Trust 4.200%, 05/25/36 (g)	29,918	29,589
LSTAR Securities Investment Trust 3.940%, 1M LIBOR + 1.500%, 04/01/24 (144A) (g)	194,205	198,949
LSTAR Securities Investment, Ltd. 3.940%, 1M LIBOR + 1.500%, 04/01/24 (144A) (g)	526,892	526,642
3.940%, 1M LIBOR + 1.500%, 05/01/24 (144A) (g)	1,182,889	1,191,918
4.140%, 1M LIBOR + 1.700%, 03/01/24 (144A) (g)	648,261	649,903
MASTR Adjustable Rate Mortgages Trust 3.946%, 09/25/33 (g)	65,034	64,901
4.663%, 11/21/34 (g)	94,862	98,477
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (g)	813,712	847,815
MFA Trust 2.588%, 02/25/57 (144A) (g)	259,684	259,109
Morgan Stanley Mortgage Loan Trust 4.296%, 05/25/36 (g)	202,536	149,896
New Residential Mortgage Loan Trust 3.154%, 1M LIBOR + 0.750%, 01/25/48 (144A) (g)	1,345,458	1,344,523
3.750%, 11/26/35 (144A) (g)	808,754	835,038
4.000%, 02/25/57 (144A) (g)	1,420,071	1,477,276
4.000%, 03/25/57 (144A) (g)	1,443,949	1,507,390
4.000%, 04/25/57 (144A) (g)	1,161,328	1,208,165

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
New Residential Mortgage Loan Trust
4.000%, 05/25/57 (144A) (g)	943,195	$985,304
4.000%, 09/25/57 (144A) (g)	1,123,723	1,154,368
Radnor RE, Ltd. 3.580%, 1M LIBOR + 1.200%, 06/25/29 (144A) (g)	1,200,000	1,200,000
Residential Accredit Loans, Inc. Trust
2.704%, 1M LIBOR + 0.300%, 04/25/36 (g)	573,978	543,596
6.000%, 12/25/35	241,737	237,749
RFMSI Trust
4.220%, 08/25/35 (g)	91,281	68,687
Seasoned Credit Risk Transfer Trust 3.500%, 11/25/57	480,706	506,445
3.500%, 03/25/58	1,378,523	1,403,024
3.500%, 07/25/58	1,309,474	1,377,729
3.500%, 08/25/58	256,201	269,663
Structured Adjustable Rate Mortgage Loan Trust 0.490%, 09/25/34 (g)	57,970	54,966
Verus Securitization Trust 3.211%, 04/25/59 (144A) (g)	824,722	831,112
3.677%, 06/01/58 (144A) (g)	897,188	907,367
WaMu Mortgage Pass-Through Certificates Trust 3.384%, 12M MTA + 0.880%, 10/25/46 (g)	224,204	210,184
3.742%, 06/25/37 (g)	132,098	125,278
Washington Mutual Mortgage Pass-Through Certificates 3.004%, 1M LIBOR + 0.600%, 07/25/36 (g)	103,086	69,288
Wells Fargo Mortgage-Backed Securities Trust 4.704%, 09/25/36 (g)	128,981	130,715
4.722%, 10/25/36 (g)	154,991	154,842
4.930%, 10/25/35 (g)	1,541,000	1,582,458

		38,868,603

Commercial Mortgage-Backed Securities—1.7%
BANK 0.882%, 11/15/50 (g) (h)	8,276,577	430,431
0.957%, 11/15/54 (g) (h)	991,647	54,700
1.053%, 05/15/62 (g) (h)	2,924,125	215,833
Benchmark Mortgage Trust 0.663%, 01/15/51 (g) (h)	2,486,082	89,873
0.693%, 07/15/51 (g) (h)	4,458,763	162,412
CAMB Commercial Mortgage Trust 4.944%, 1M LIBOR + 2.550%, 12/15/37 (144A) (g)	665,000	671,228
Citigroup Commercial Mortgage Trust 1.120%, 07/10/47 (g) (h)	3,919,075	161,180
1.242%, 04/10/48 (g) (h)	4,828,511	217,608
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.768%, 02/10/47 (g) (h)	2,860,804	68,876
0.840%, 08/10/46 (g) (h)	880,417	21,688
1.915%, 10/15/45 (g) (h)	385,235	16,724
2.540%, 12/10/45	250,000	251,973
2.853%, 10/15/45	180,000	181,715
3.101%, 03/10/46	145,000	148,214
3.213%, 03/10/46	263,809	271,314
3.424%, 03/10/31 (144A)	1,065,000	1,108,634
3.612%, 06/10/46 (g)	260,000	272,025
3.796%, 08/10/47	225,000	239,439
3.961%, 03/10/47	235,125	250,249

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust
4.074%, 02/10/47 (g)	115,000	123,065
4.205%, 08/10/46	100,035	106,832
4.210%, 08/10/46 (g)	175,000	187,416
4.236%, 02/10/47 (g)	190,000	204,563
4.720%, 10/15/45 (144A) (g)	210,000	52,951
4.750%, 10/15/45 (144A) (g)	355,000	200,028
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	2,306	2,256
CSAIL Commercial Mortgage Trust 0.925%, 06/15/57 (g) (h)	12,653,705	450,830
1.162%, 11/15/48 (g) (h)	1,129,556	48,905
1.946%, 01/15/49 (g) (h)	2,376,797	199,457
GS Mortgage Securities Corp. Trust 2.954%, 11/05/34 (144A)	1,200,000	1,223,958
GS Mortgage Securities Trust 0.115%, 07/10/46 (g) (h)	11,074,774	38,036
1.500%, 08/10/44 (144A) (g) (h)	983,119	20,716
3.674%, 04/10/47 (144A)	235,000	78,512
5.131%, 04/10/47 (144A) (g)	465,000	411,111
JPMBB Commercial Mortgage Securities Trust 0.841%, 09/15/47 (g) (h)	3,714,125	95,603
3.363%, 07/15/45	397,534	412,550
JPMorgan Chase Commercial Mortgage Securities Trust 2.733%, 10/15/45 (144A) (g)	400,000	254,162
4.529%, 12/15/47 (144A) (g)	130,000	113,621
Morgan Stanley Bank of America Merrill Lynch Trust 1.179%, 10/15/48 (g) (h)	864,913	43,810
1.235%, 12/15/47 (g) (h)	2,824,423	92,172
2.918%, 02/15/46	130,000	132,526
3.134%, 12/15/48	480,000	492,586
3.176%, 08/15/45	245,000	250,702
3.766%, 11/15/46	180,000	189,669
4.259%, 10/15/46 (g)	115,000	123,300
Morgan Stanley Capital Trust 1.601%, 06/15/50 (g) (h)	1,704,529	132,996
3.912%, 09/09/32 (144A)	1,140,000	1,213,664
5.282%, 07/15/49 (144A) (g)	265,000	237,793
5.767%, 10/12/52 (144A) (g)	11,699	2,925
MTRO Commercial Mortgage Trust 4.194%, 1M LIBOR + 1.800%, 12/15/33 (144A) (g)	565,000	565,530
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (g)	150,000	155,354
UBS Commercial Mortgage Trust 1.239%, 08/15/50 (g) (h)	984,094	66,977
UBS-Barclays Commercial Mortgage Trust 1.674%, 02/15/50 (g) (h)	5,671,968	500,824
2.850%, 12/10/45	325,000	330,652
3.091%, 08/10/49	645,000	659,743
3.185%, 03/10/46	240,000	246,980
3.244%, 1M LIBOR + 0.850%, 08/15/36 (144A) (g)	1,802,000	1,799,185
3.244%, 04/10/46	300,119	309,733
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,131,056
Wells Fargo Commercial Mortgage Trust 1.280%, 05/15/48 (g) (h)	3,809,655	164,011

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust
1.286%, 09/15/57 (g) (h)	8,242,960	$342,361
2.918%, 10/15/45	316,257	322,767
4.236%, 05/15/48 (g)	80,000	77,847
WF-RBS Commercial Mortgage Trust 1.399%, 03/15/47 (g) (h)	1,842,057	80,827
2.870%, 11/15/45	349,099	354,712
2.875%, 12/15/45	175,000	177,905
3.016%, 11/15/47 (144A)	550,000	307,683
3.071%, 03/15/45	185,000	189,452
3.345%, 05/15/45	100,000	103,003
3.723%, 05/15/47	190,000	200,038
3.995%, 05/15/47	160,281	171,352
4.045%, 03/15/47	40,000	42,737
4.101%, 03/15/47	335,000	359,216
5.000%, 06/15/44 (144A) (g)	105,000	83,938
5.768%, 04/15/45 (144A) (g)	255,000	266,969

		20,981,683

Total Mortgage-Backed Securities (Cost $60,519,656)		59,850,286

Floating Rate Loans (q)—0.9%

Aerospace/Defense—0.0%
TransDigm, Inc. Term Loan E, 4.830%, 3M LIBOR + 2.500%, 05/30/25	149,119	146,016

Auto Manufacturers—0.0%
Navistar International Corp. 1st Lien Term Loan B, 5.910%, 1M LIBOR + 3.500%, 11/06/24	98,750	98,791
Panther BF Aggregator 2 L.P. Term Loan B, 04/30/26 (EUR) (r)	150,000	170,920
Term Loan B, 5.902%, 1M LIBOR + 3.500%, 04/30/26	115,000	114,195

		383,906

Auto Parts & Equipment—0.0%
Adient U.S. LLC Term Loan B, 6.852%, 05/06/24 (r)	100,000	97,729

Building Materials—0.0%
NCI Building Systems, Inc. Term Loan, 6.354%, 3M LIBOR + 3.750%, 04/12/25	99,000	96,525
Quikrete Holdings, Inc. 1st Lien Term Loan, 5.152%, 1M LIBOR + 2.750%, 11/15/23	125,000	123,037

		219,562

Chemicals—0.0%
HB Fuller Co. Term Loan B, 4.383%, 1M LIBOR + 2.000%, 10/20/24	88,105	86,783
Univar, Inc. Term Loan B, 4.652%, 1M LIBOR + 2.250%, 07/01/24	75,001	74,887

		161,670

Security Description	Principal Amount*	Value

Commercial Services—0.1%
Acosta Holdco, Inc. Term Loan, 5.652%, 1M LIBOR + 3.250%, 09/26/21	152,094	56,718
Allied Universal Holdco LLC Delayed Draw Term Loan, 06/26/26 (r)	10,237	10,227
Term Loan B, 06/26/26 (r)	103,399	103,292
APX Group, Inc. Term Loan B, 7.330%, 3M LIBOR + 5.000%, 04/01/24	99,250	95,032
Blitz F18-675 GmbH Term Loan B2, 3.750%, EURIBOR + 3.750%, 07/31/25 (EUR)	100,000	114,691
BrightView Landscapes LLC 1st Lien Term Loan B, 4.938%, 1M LIBOR + 2.500%, 08/15/25	215,774	215,909
Dun & Bradstreet Corp. (The) Term Loan, 7.404%, 1M LIBOR + 5.000%, 02/06/26	100,000	100,156
Financial & Risk U.S. Holdings, Inc. Term Loan, 6.152%, 1M LIBOR + 3.750%, 10/01/25	104,475	101,490
Jaguar Holding Co. II Term Loan, 4.902%, 1M LIBOR + 2.500%, 08/18/22	129,320	128,697
Nets Holding A/S Term Loan B1E, 3.250%, EURIBOR + 3.250%, 02/06/25 (EUR)	88,194	99,610
PSAV Holdings LLC 1st Lien Term Loan, 5.644%, 1M LIBOR + 3.250%, 03/01/25	172,998	168,453
WEX, Inc. Term Loan B3, 4.652%, 1M LIBOR + 2.250%, 05/15/26	407,429	406,580

		1,600,855

Computers—0.0%
Tempo Acquisition LLC Term Loan, 5.402%, 1M LIBOR + 3.000%, 05/01/24	205,800	205,157

Cosmetics/Personal Care—0.0%
Coty, Inc. Term Loan B, 4.669%, 1M LIBOR + 2.250%, 04/07/25	187,877	183,807
Revlon Consumer Products Corp. Term Loan B, 6.022%, 3M LIBOR + 3.500%, 09/07/23	138,774	116,541

		300,348

Diversified Consumer Services—0.0%
Weight Watchers International, Inc. Term Loan B, 7.350%, 3M LIBOR + 4.750%, 11/29/24	93,951	92,522

Diversified Financial Services—0.0%
AlixPartners LLP Term Loan B, 5.152%, 1M LIBOR + 2.750%, 04/04/24	175,950	175,793
Victory Capital Holdings, Inc. Term Loan B, 07/01/26 (r)	100,000	100,250

		276,043

Energy Equipment & Services—0.0%
Seadrill Partners Finco LLC Term Loan B, 8.330%, 3M LIBOR + 6.000%, 02/21/21	103,243	74,335

Entertainment—0.0%
Golden Entertainment, Inc. 1st Lien Term Loan, 5.410%, 1M LIBOR + 3.000%, 10/21/24	164,050	163,640

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Floating Rate Loans (q)—(Continued)

Security Description	Principal Amount*	Value

Food—0.0%
Post Holdings, Inc. Incremental Term Loan, 4.404%, 1M LIBOR + 2.000%, 05/24/24	98,213	$97,888

Food Products—0.0%
Hostess Brands LLC Term Loan, 4.694%, 3M LIBOR + 2.250%, 08/03/22	107,265	106,757

Healthcare-Products—0.0%
Lifescan Global Corp. 1st Lien Term Loan, 8.660%, 3M LIBOR + 6.000%, 10/01/24	96,500	92,439

Healthcare-Services—0.0%
Envision Healthcare Corp. 1st Lien Term Loan, 6.152%, 1M LIBOR + 3.750%, 10/10/25	114,425	99,621
MPH Acquisition Holdings LLC Term Loan B, 5.080%, 3M LIBOR + 2.750%, 06/07/23	140,576	134,749

		234,370

Insurance—0.1%
Asurion LLC Term Loan B4, 5.402%, 2M LIBOR + 3.000%, 08/04/22	279,675	279,361
Camelot UK Holdco, Ltd. Term Loan, 5.652%, 1M LIBOR + 3.250%, 10/03/23	60,061	60,264
Hub International, Ltd. Term Loan B, 5.586%, 3M LIBOR + 3.000%, 04/25/25	118,800	116,034
Sedgwick Claims Management Services, Inc. Term Loan B, 5.652%, 1M LIBOR + 3.250%, 12/31/25	99,500	98,319
USI, Inc. Term Loan, 5.330%, 3M LIBOR + 3.000%, 05/16/24	103,163	100,777

		654,755

Internet—0.0%
Zayo Group LLC Incremental Term Loan, 4.652%, 1M LIBOR + 2.250%, 01/19/24	75,071	75,127

IT Services—0.0%
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 5.402%, 1M LIBOR + 3.000%, 06/15/25	198,497	197,345

Leisure Time—0.0%
Aristocrat Technologies, Inc. 1st Lien Term Loan, 4.342%, 3M LIBOR + 1.750%, 10/19/24	88,208	87,546
Delta 2 (LUX) S.a.r.l. Term Loan, 4.902%, 1M LIBOR + 2.500%, 02/01/24	241,686	236,651

		324,197

Life Sciences Tools & Services—0.0%
Syneos Health, Inc. Term Loan B, 4.402%, 1M LIBOR + 2.000%, 08/01/24	61,085	60,977

Security Description	Principal Amount*	Value

Lodging—0.0%
Boyd Gaming Corp. Term Loan B3, 4.622%, 1M LIBOR + 2.250%, 09/15/23	112,714	112,305
Caesars Entertainment Operating Co. Term Loan, 4.402%, 1M LIBOR + 2.000%, 10/06/24	157,600	156,733
Caesars Resort Collection LLC 1st Lien Term Loan B, 5.152%, 1M LIBOR + 2.750%, 12/22/24	109,621	107,742
Crown Finance U.S., Inc. Term Loan, 4.652%, 1M LIBOR + 2.250%, 02/28/25	82,209	80,960

		457,740

Machinery—0.0%
Circor International, Inc. 1st Lien Term Loan, 5.913%, 1M LIBOR + 3.500%, 12/11/24	99,135	99,135

Machinery-Construction & Mining—0.0%
Brookfield WEC Holdings, Inc. 1st Lien Term Loan, 5.902%, 1M LIBOR + 3.500%, 08/01/25	99,500	99,562

Machinery-Diversified—0.0%
Gardner Denver, Inc. Term Loan B, 5.152%, 1M LIBOR + 2.750%, 07/30/24	174,906	175,343

Media—0.1%
Altice France S.A. Term Loan B12, 6.082%, 1M LIBOR + 3.687%, 01/31/26	98,500	95,791
Gray Television, Inc. Term Loan C, 4.931%, 1M LIBOR + 2.500%, 01/02/26	99,500	99,447
Nexstar Broadcasting, Inc. Term Loan B4, 06/20/26 (r)	165,000	164,622
Univision Communications, Inc. Term Loan C5, 5.152%, 1M LIBOR + 2.750%, 03/15/24	142,759	136,169

		496,029

Miscellaneous Manufacturing—0.0%
CTC AcquiCo GmbH Term Loan B1, 2.500%, EURIBOR + 2.500%, 03/07/25 (EUR)	94,657	105,939

Office/Business Equipment—0.0%
Brand Energy & Infrastructure Services, Inc. Term Loan, 6.748%, 3M LIBOR + 4.250%, 06/21/24	147,000	142,884

Oil & Gas—0.1%
California Resources Corp. Term Loan, 12.777%, 1M LIBOR + 10.375%, 12/31/21	130,000	132,519
Fieldwood Energy LLC 1st Lien TL, 7.652%, 1M LIBOR + 5.250%, 04/11/22	249,780	232,712
Foresight Energy LLC 1st Lien Term Loan, 8.272%, 3M LIBOR + 5.750%, 03/28/22	184,254	150,535
Paragon Offshore Finance Co. Term Loan B, 07/18/21 (d) (e)	706	0

		515,766

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Floating Rate Loans (q)—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.1%
Berry Global, Inc. Term Loan S, 4.162%, 1M LIBOR + 1.750%, 02/08/20	97,157	$97,152
Term Loan U, 05/15/26 (r)	200,000	198,955
Flex Acquisition Co., Inc. 1st Lien Term Loan, 5.440%, 1M LIBOR + 3.000%, 12/29/23	97,148	92,551
Reynolds Group Holdings, Inc. Term Loan, 5.152%, 1M LIBOR + 2.750%, 02/05/23	251,766	250,235

		638,893

Pharmaceuticals—0.1%
Change Healthcare Holdings LLC Term Loan B, 5.152%, 1M LIBOR + 2.750%, 03/01/24	167,563	166,481
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.652%, 1M LIBOR + 4.250%, 04/29/24	166,600	156,708
Valeant Pharmaceuticals International, Inc. Term Loan B, 5.412%, 1M LIBOR + 3.000%, 06/02/25	155,704	155,801

		478,990

Real Estate Investment Trusts—0.0%
VICI Properties 1 LLC Term Loan B, 4.404%, 1M LIBOR + 2.000%, 12/20/24	195,455	193,602

Retail—0.1%
Bass Pro Group LLC Term Loan B, 7.402%, 1M LIBOR + 5.000%, 09/25/24	147,375	141,065
Harbor Freight Tools USA, Inc. Term Loan B, 4.902%, 1M LIBOR + 2.500%, 08/18/23	115,739	112,966
J. Crew Group, Inc. Term Loan B, 5.438%, 3M LIBOR + 3.000%, 03/05/21 (d) (e)	304,286	233,661
Neiman Marcus Group, Ltd. LLC Extended Term Loan, 8.472%, 3M LIBOR + 6.000%, 10/25/23	177,339	152,678
Staples, Inc. Term Loan, 7.601%, 3M LIBOR + 5.000%, 04/09/26	128,375	123,521

		763,891

Semiconductors & Semiconductor Equipment—0.0%
Microchip Technology, Inc. Term Loan B, 4.410%, 1M LIBOR + 2.000%, 05/29/25	57,489	57,302

Software—0.1%
Almonde, Inc. 1st Lien Term Loan, 6.101%, 1M LIBOR + 3.500%, 06/13/24	116,693	113,953
First Data Corp. Term Loan, 4.404%, 1M LIBOR + 2.000%, 07/08/22	270,627	270,627
Infor (U.S.), Inc. Term Loan B6, 5.080%, 3M LIBOR + 2.750%, 02/01/22	241,541	241,013
SS&C Technologies, Inc. Term Loan B5, 4.652%, 1M LIBOR + 2.250%, 04/16/25	99,240	98,993

		724,586

Security Description	Principal Amount*	Value

Telecommunications—0.1%
CenturyLink, Inc. Term Loan B, 5.152%, 1M LIBOR + 2.750%, 01/31/25	99,495	97,287
CSC Holdings LLC 1st Lien Term Loan, 4.644%, 1M LIBOR + 2.250%, 07/17/25	106,116	104,640
Sprint Communications, Inc. 1st Lien Term Loan B, 4.938%, 1M LIBOR + 2.500%, 02/02/24	332,350	327,919
Telenet Financing USD LLC Term Loan AN, 4.644%, 1M LIBOR + 2.250%, 08/15/26	100,000	99,073

		628,919

Transportation—0.0%
Savage Enterprises LLC 1st Lien Term Loan B, 6.920%, 1M LIBOR + 4.500%, 08/01/25	87,295	87,623

Total Floating Rate Loans (Cost $11,634,527)		11,231,842

Foreign Government—0.7%

Banks—0.1%
Banque Centrale de Tunisie International Bond 6.750%, 10/31/23 (144A) (EUR)	535,000	623,115

Sovereign—0.6%
Argentine Republic Government International Bond 5.250%, 01/15/28 (EUR)	370,000	304,909
Dominican Republic International Bond 6.400%, 06/05/49 (144A)	1,110,000	1,161,349
Egypt Government International Bond 8.500%, 01/31/47	200,000	211,744
Export-Import Bank of Korea 3.052%, 3M LIBOR + 0.460%, 10/21/19 (g)	200,000	200,032
Ghana Government International Bond 8.627%, 06/16/49 (144A) (l)	400,000	403,300
Hungary Government International Bond 6.375%, 03/29/21	160,000	170,784
Italy Buoni Ordinari del Tesoro BOT Zero Coupon, 07/12/19 (EUR)	100,000	113,716
Italy Buoni Poliennali Del Tesoro 4.250%, 09/01/19 (EUR)	360,000	412,261
Italy Certificati di Credito del Tesoro Zero Coupon, 10/30/19 (EUR)	90,000	102,371
0.969%, 6M EURIBOR + 1.200%, 11/15/19 (EUR) (g)	90,000	102,737
Japan Bank for International Cooperation 3.000%, 3M LIBOR + 0.480%, 06/01/20 (g)	200,000	200,838
Qatar Government International Bonds 4.000%, 03/14/29 (144A)	1,640,000	1,767,100
4.817%, 03/14/49 (144A)	1,165,000	1,335,136
Romanian Government International Bonds 4.625%, 04/03/49 (EUR)	240,000	329,508
4.625%, 04/03/49 (144A) (EUR)	277,000	380,307
6.125%, 01/22/44	394,000	499,558

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Spain Letras del Tesoro Zero Coupon, 08/16/19 (EUR)	190,000	$216,191

		7,911,841

Total Foreign Government (Cost $8,170,660)		8,534,956

Municipals—0.3%
Chicago Board of Education, General Obligation Unlimited, Build America Bonds 6.138%, 12/01/39	155,000	165,752
6.319%, 11/01/29	345,000	374,256
City of Chicago IL, General Obligation Unlimited 7.045%, 01/01/29	190,000	210,712
7.375%, 01/01/33	775,000	921,204
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	361,000	433,716
State of Illinois 4.950%, 06/01/23	768,000	803,835
5.000%, 01/01/23	70,000	73,135
5.563%, 02/01/21	150,000	155,677
5.947%, 04/01/22	220,000	236,527

Total Municipals (Cost $3,199,583)		3,374,814

Short-Term Investments—2.3%

Certificate of Deposit—0.0%
Credit Agricole Corporate and Investment Bank 2.743%, 3M LIBOR + 0.400%, 09/24/20 (g)	125,000	125,075

Commercial Paper—0.1%
Bank of Nova Scotia 2.197%, 08/13/19 (CAD) (s)	275,000	209,521
ENEL Finance America LLC 2.731%, 07/30/19 (s)	350,000	349,209
Intesa Sanpaolo Funding LLC 2.846%, 08/09/19 (s)	500,000	498,376
Sinopec Century Bright Capital Investment, Ltd. 1.913%, 07/03/19 (s)	250,000	249,918

		1,307,024

Foreign Government—1.1%
Canadian Treasury Bills 1.648%, 07/17/19 (CAD) (s)	25,000	19,073
Egypt Treasury Bills 16.499%, 11/19/19 (EGP)(s)	2,275,000	127,970
17.179%, 10/15/19 (EGP)(s)	11,450,000	652,768
Japan Treasury Bills Zero Coupon, 07/01/19 (JPY)	154,100,000	1,429,300
Zero Coupon, 07/22/19 (JPY)	74,550,000	691,517
Zero Coupon, 08/05/19 (JPY)	210,850,000	1,955,949
Zero Coupon, 08/13/19 (JPY)	207,500,000	1,924,930
Zero Coupon, 08/19/19 (JPY)	174,750,000	1,621,150
Zero Coupon, 08/26/19 (JPY)	176,850,000	1,640,671

Security Description	Principal Amount*	Value

Foreign Government—(Continued)
Japan Treasury Bills
Zero Coupon, 09/02/19 (JPY)	160,200,000	1,486,242
Zero Coupon, 09/17/19 (JPY)	56,550,000	524,662
Zero Coupon, 09/30/19 (JPY)	151,700,000	1,407,408
Ontario Treasury Bills 1.783%, 07/17/19 (CAD) (s)	230,000	175,469
Quebec Treasury Bills 1.696%, 08/02/19 (CAD) (s)	140,000	106,717

		13,763,826

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $13,538,830; collateralized by U.S. Treasury Inflation Indexed Note at 0.125%, maturing 01/15/22, with a market value of $13,809,469.	13,537,476	13,537,476

Total Short-Term Investments (Cost $28,486,037)		28,733,401

Securities Lending Reinvestments (t)—4.3%

Certificates of Deposit—0.9%
Barclays Bank plc 2.950%, 08/02/19	1,000,000	1,000,526
BNP Paribas S.A. New York 2.534%, 1M LIBOR + 0.140%, 09/16/19 (g)	1,000,000	1,000,042
China Construction Bank Corp. 2.670%, 07/18/19	2,000,000	2,000,308
Industrial & Commercial Bank of China, Ltd. 2.620%, 09/03/19	2,000,000	2,000,316
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/09/19	993,475	997,270
Mizuho Bank, Ltd. 2.573%, 1M LIBOR + 0.160%, 09/12/19 (g)	1,000,000	1,000,258
Svenska Handelsbanken AB 2.792%, 1M LIBOR + 0.380%, 12/10/19 (g)	1,000,000	1,001,233
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (g)	2,000,000	2,000,270
Wells Fargo Bank N.A. 2.796%, 3M LIBOR + 0.210%, 10/25/19 (g)	500,000	500,396

		11,500,619

Commercial Paper—0.8%
Bank of China, Ltd. 2.640%, 09/09/19	993,400	994,724
2.670%, 07/16/19	993,325	998,703
China Construction Bank Corp. 2.685%, 07/03/19	1,986,575	1,999,276
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (g)	1,000,000	1,000,199
Royal Bank of Canada 2.757%, 3M LIBOR + 0.160%, 01/14/20 (g)	1,000,000	1,000,842
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (g)	2,000,000	1,999,990
Starbird Funding Corp. 2.600%, 07/01/19	999,802	999,795

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (t)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Toronto-Dominion Bank 2.780%, 1M LIBOR + 0.350%, 11/05/19 (g)	1,000,000	$1,000,975

		9,994,504

Repurchase Agreements—2.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $3,778,393; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $3,853,222.	3,777,668	3,777,668
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.460%, due on 07/01/19 with a maturity value of $5,001,025; collateralized by various Common Stock with an aggregate market value of $5,500,002.	5,000,000	5,000,000
Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $1,410,272; collateralized by various Common Stock with an aggregate market value of $1,540,000.	1,400,000	1,400,000
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $1,007,755; collateralized by various Common Stock with an aggregate market value of $1,100,272.	1,000,000	1,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $350,939; collateralized by various Common Stock with an aggregate market value of $385,000.	350,000	350,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $1,100,238; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $1,122,000.	1,100,000	1,100,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $100,023; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $102,001.	100,000	100,000
Goldman Sachs & Co. Repurchase Agreement dated 06/28/19 at 2.510%, due on 07/01/19 with a maturity value of $5,001,046; collateralized by U.S. Government Agency Obligations with rates ranging from 2.500% - 5.500%, maturity dates ranging from 09/20/26 - 04/20/49, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $700,148; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $716,825.	700,000	700,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $5,002,489; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $5,471,560.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $2,000,412; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $2,155,136.	2,000,000	2,000,000
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $1,800,371; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,939,623.	1,800,000	1,800,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $2,000,972; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $2,155,136.	2,000,000	2,000,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $2,901,410; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $3,124,947.	2,900,000	2,900,000

		32,127,668

Total Securities Lending Reinvestments (Cost $53,618,360)		53,622,791

Total Purchased Options— 0.1% (c) (Cost $1,123,519)		1,070,865

Total Investments— 113.4% (Cost $1,274,759,284)		1,414,296,910
Other assets and liabilities (net) — (13.4)%		(166,784,393)

Net Assets—100.0%		$1,247,512,517

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $53,821,222 and the collateral received consisted of cash in the amount of $53,594,245 and non-cash collateral with a value of $1,746,551. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, these securities represent less than 0.05% of net assets.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	Interest only security.
(i)	Principal only security.
(j)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2019, the market value of securities pledged was $2,529,877.
(k)	All or a portion of the security was pledged as collateral against open OTC swap contracts. As of June 30, 2019, the market value of securities pledged was $1,703,181.
(l)	Principal amount of security is adjusted for inflation.
(m)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2019, the market value of securities pledged was $863,961.
(n)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(o)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2019, the market value of restricted securities was $2,501, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(p)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(q)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(r)	This loan will settle after June 30, 2019, at which time the interest rate will be determined.
(s)	The rate shown represents current yield to maturity.
(t)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2019, the market value of 144A securities was $142,821,150, which is 11.4% of net assets.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Paragon Offshore Finance Co. - Class A	07/18/17	162	$182	$152
Paragon Offshore Finance Co. - Class B	07/18/17	81	1,580	2,349
Templar Energy LLC	10/12/16	2,426	24,262	0

				$2,501

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	3.500%	TBA	$(535,000)	$(552,032)	$(552,191)
Fannie Mae 15 Yr. Pool	4.500%	TBA	(1,300,000)	(1,328,234)	(1,326,051)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(725,000)	(765,102)	(766,188)

Totals				$(2,645,368)	$(2,644,430)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	185,000	HSBCU	07/17/19	USD	137,009	$4,312
EUR	325,000	BNP	07/31/19	USD	371,416	(971)
EUR	196,000	BOM	07/31/19	USD	223,608	(200)

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	270,000	SSBT	08/07/19	USD	186,031	$(3,756)
AUD	140,000	NWM	09/26/19	USD	100,711	2,174
CAD	275,000	DBAG	07/03/19	USD	206,770	(3,231)
CAD	150,000	DBAG	07/03/19	USD	113,303	(1,243)
CAD	635,000	MSIP	07/08/19	USD	482,055	(2,917)
CAD	415,000	GSI	07/17/19	USD	314,079	(2,938)
CAD	25,000	SCB	07/17/19	USD	18,510	(587)
CAD	420,000	SSBT	07/25/19	USD	318,154	(2,743)
CAD	330,000	HSBCU	07/31/19	USD	246,421	(5,747)
CAD	140,000	GSI	08/02/19	USD	103,992	(2,994)
CAD	275,000	DBAG	08/13/19	USD	208,229	(1,955)
CAD	415,000	BNP	09/03/19	USD	310,319	(6,964)
CAD	55,000	BNP	09/03/19	USD	40,855	(1,195)
CAD	410,000	CBNA	09/10/19	USD	306,862	(6,631)
CAD	100,000	CBNA	09/10/19	USD	76,358	(103)
CAD	135,000	NWM	09/10/19	USD	101,943	(1,280)
CAD	410,000	GSI	10/01/19	USD	308,676	(4,911)
CAD	140,000	UBSA	10/01/19	USD	104,886	(2,193)
CAD	310,000	GSI	12/03/19	USD	235,048	(2,211)
EUR	100,000	HSBCU	07/12/19	USD	115,069	1,263
EUR	3,331,032	GSI	07/31/19	USD	3,806,181	9,360
EUR	190,000	BNP	08/16/19	USD	220,915	4,084
EUR	80,000	BOA	09/03/19	USD	90,243	(1,178)
EUR	175,000	JPMC	09/03/19	USD	196,431	(3,552)
EUR	105,000	JPMC	09/03/19	USD	119,677	(313)
EUR	1,192,000	BNP	09/18/19	USD	1,359,775	(3,935)
EUR	208,000	BNP	09/18/19	USD	238,573	610
EUR	85,000	BBP	09/18/19	USD	97,249	5
EUR	90,000	MSIP	10/30/19	USD	103,008	(284)
EUR	90,000	MSIP	11/15/19	USD	103,123	(295)
GBP	150,000	NWM	07/31/19	USD	194,724	3,953
JPY	154,100,000	MSIP	07/01/19	USD	1,402,143	(27,157)
JPY	500,000,000	SSBT	07/11/19	USD	4,557,017	(83,933)
JPY	74,550,000	JPMC	07/22/19	USD	672,402	(20,141)
JPY	210,850,000	JPMC	08/05/19	USD	1,930,392	(30,367)
JPY	160,400,000	JPMC	08/13/19	USD	1,471,707	(20,713)
JPY	47,100,000	SSBT	08/13/19	USD	436,198	(2,038)
JPY	174,750,000	JPMC	08/19/19	USD	1,604,053	(22,549)
JPY	176,850,000	JPMC	08/26/19	USD	1,624,713	(22,220)
JPY	160,200,000	JPMC	09/03/19	USD	1,478,078	(14,612)
JPY	56,550,000	JPMC	09/17/19	USD	525,630	(1,817)
JPY	151,700,000	JPMC	09/30/19	USD	1,417,954	1,701

Net Unrealized Depreciation						$(282,412)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/19/19	38	USD	5,912,563	$146,651
U.S. Treasury Note 10 Year Futures	09/19/19	2	USD	255,938	106
U.S. Treasury Note 2 Year Futures	09/30/19	523	USD	112,538,977	348,072
U.S. Treasury Note 5 Year Futures	09/30/19	287	USD	33,910,844	420,113

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Buxl 30 Year Bond Futures	09/06/19	(1)	EUR	(202,900)	$(115)
U.S. Treasury Note Ultra 10 Year Futures	09/19/19	(93)	USD	(12,845,625)	(259,545)
U.S. Treasury Ultra Long Bond Futures	09/19/19	(29)	USD	(5,149,313)	(163,040)

Net Unrealized Appreciation					$492,242

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 30 Year IRS	2.450%	BBP	3M LIBOR	Pay	08/02/27	1,450,000	USD	1,450,000	$209,074	$210,390	$1,316
Call - OTC - 30 Year IRS	2.450%	JPMC	3M LIBOR	Pay	08/02/27	1,330,000	USD	1,330,000	136,591	192,978	56,387
Call - OTC - 30 Year IRS	2.450%	BOA	3M LIBOR	Pay	08/02/27	1,260,000	USD	1,260,000	108,360	182,822	74,462
Put - OTC - 30 Year IRS	2.450%	JPMC	3M LIBOR	Receive	08/02/27	1,330,000	USD	1,330,000	262,808	159,559	(103,249)
Put - OTC - 30 Year IRS	2.450%	BBP	3M LIBOR	Receive	08/02/27	1,450,000	USD	1,450,000	118,146	173,955	55,809
Put - OTC - 30 Year IRS	2.450%	BOA	3M LIBOR	Receive	08/02/27	1,260,000	USD	1,260,000	288,540	151,161	(137,379)

Totals									$1,123,519	$1,070,865	$(52,654)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)
Receive	12M CPURNSA	Annually	1.810%	Annually	09/04/25	BOA	USD	3,803,000	$3,968	$—	$3,968
Receive	12M CPURNSA	Maturity	2.004%	Maturity	01/15/23	DBAG	USD	7,825,000	(75,918)	3,081	(78,999)

Totals									$(71,950)	$3,081	$(75,031)

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation(1)
Pay	3M LIBOR	Quarterly	12/20/19	MSIP	iBoxx USD Liquid Investment Grade Index	USD 4,820,000	$71,432	$—	$71,432

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M FEDRC	Annually	1.625%	Annually	11/14/26	USD	2,610,000	$11,298	$—	$11,298
Receive	3M LIBOR	Semi-Annually	1.861%	Quarterly	06/21/24	USD	3,705,000	(17,183)	—	(17,183)
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	03/21/23	USD	2,825,000	(26,595)	14,481	(41,076)
Receive	3M LIBOR	Semi-Annually	2.257%	Quarterly	06/21/49	USD	1,125,000	(10,292)	—	(10,292)
Receive	3M LIBOR	Semi-Annually	2.358%	Quarterly	04/09/24	USD	8,625,000	(238,102)	—	(238,102)
Receive	3M LIBOR	Semi-Annually	2.359%	Quarterly	04/09/24	USD	6,055,000	(167,432)	—	(167,432)
Receive	3M LIBOR	Semi-Annually	2.360%	Quarterly	04/09/24	USD	6,470,000	(179,204)	—	(179,204)
Receive	3M LIBOR	Semi-Annually	2.363%	Quarterly	04/09/24	USD	6,295,000	(175,079)	—	(175,079)

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	Semi-Annually	2.386%	Quarterly	05/31/49	USD	375,000	$(14,338)	$—	$(14,338)
Receive	3M LIBOR	Semi-Annually	2.750%	Quarterly	12/20/47	USD	3,955,000	(463,110)	(89,207)	(373,903)
Receive	3M LIBOR	Semi-Annually	2.791%	Quarterly	09/30/25	USD	6,043,000	(352,002)	—	(352,002)
Receive	3M LIBOR	Semi-Annually	2.873%	Quarterly	01/28/49	USD	150,000	(22,157)	—	(22,157)
Receive	3M LIBOR	Semi-Annually	2.884%	Quarterly	12/31/48	USD	300,000	(45,117)	—	(45,117)

Totals								$(1,699,313)	$(74,726)	$(1,624,587)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.HY.32.V1	(5.000%)	Quarterly	06/20/24	3.259%	USD	1,611,000	$(122,323)	$(112,091)	$(10,232)
CDX.NA.IG.32.V1	(1.000%)	Quarterly	06/20/24	0.549%	USD	10,521,000	(227,222)	(202,720)	(24,502)

Totals							$(349,545)	$(314,811)	$(34,734)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Appreciation
CDX.EM.31.V1	1.000%	Quarterly	06/20/24	1.690%	USD	3,130,000	$(98,344)	$(106,598)	$8,254

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2019(b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	(0.110%)	Monthly	05/25/46	JPMC	0.000%	USD	152,032	$9,122	$21,007	$(11,885)
PRIMEX.ARM.2 (e )	(4.580%)	Monthly	12/25/37	MSIP	0.000%	USD	281,563	—	(597)	597

Totals								$9,122	$20,410	$(11,288)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2019(b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	0.110%	Monthly	05/25/46	BBP	0.000%	USD	152,032	$(9,122)	$(4,122)	$(5,000)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	91,000	(18,860)	(15,473)	(3,387)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	265,000	(54,922)	(39,508)	(15,414)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	270,000	(55,959)	(53,314)	(2,645)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	460,000	(95,337)	(85,670)	(9,667)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	465,000	(96,373)	(86,601)	(9,772)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	465,000	(96,373)	(86,601)	(9,772)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	465,000	(96,373)	(86,601)	(9,772)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CSI	0.000%	USD	645,000	(133,679)	(135,820)	2,141
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	0.000%	USD	304,000	(63,005)	(50,355)	(12,650)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	0.000%	USD	530,000	(109,845)	(58,813)	(51,032)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	MSIP	0.000%	USD	190,000	(39,378)	(35,385)	(3,993)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	CSI	0.000%	USD	550,000	(78,625)	(156,166)	77,541
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	0.000%	USD	241,000	(34,452)	(59,417)	24,965

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2019(b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	0.000%	USD	580,000	$(82,914)	$(181,510)	$98,596
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	MSIP	0.000%	USD	1,289,000	(184,270)	(365,997)	181,727
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CSI	0.000%	USD	185,000	(18,573)	(26,509)	7,936
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	DBAG	0.000%	USD	170,000	(17,066)	(25,789)	8,723
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	0.000%	USD	660,000	(66,259)	(74,951)	8,692
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	90,000	(9,035)	(8,030)	(1,005)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	0.000%	USD	830,000	(83,326)	(124,759)	41,433
PRIMEX.ARM.2 (e )	4.580%	Monthly	12/25/37	JPMC	0.000%	USD	281,563	—	8,295	(8,295)

Totals								$(1,443,746)	$(1,753,096)	$309,350

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Significant unobservable inputs were used in the valuation of this position; i.e. Level 3.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(BOM)—	Bank of Montreal
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(NWM)—	Natwest Markets plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EGP)—	Egyptian Pound
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(ABX.HE.PEN.AAA) —	Markit Asset-Backed Home Equity Penultimate AAA Rated Index
(BBSW)—	Australian Bank Bill Swap Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro Interbank Offered Rate
(FEDRC)—	U.S. Federal Funds Rate Compounded
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIMEX.ARM)—	Markit PrimeX Adjustable Rate Mortgage Index
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CDS)—	Credit Default Swap
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$27,442,142	$—	$—	$27,442,142
Airlines	1,731,126	—	—	1,731,126
Banks	23,358,789	—	—	23,358,789
Beverages	17,584,247	—	—	17,584,247
Biotechnology	10,256,544	—	—	10,256,544
Capital Markets	19,330,339	—	—	19,330,339
Chemicals	16,245,946	—	—	16,245,946
Commercial Services & Supplies	4,362,601	—	—	4,362,601
Construction & Engineering	2,081,072	—	—	2,081,072
Construction Materials	877,905	—	—	877,905
Consumer Finance	6,775,811	—	—	6,775,811
Containers & Packaging	6,876,796	—	—	6,876,796
Diversified Consumer Services	653,530	—	—	653,530
Diversified Financial Services	4,251,982	—	—	4,251,982
Diversified Telecommunication Services	13,009,187	—	—	13,009,187
Electric Utilities	15,522,771	—	—	15,522,771
Electrical Equipment	3,772,475	—	—	3,772,475
Energy Equipment & Services	4,426,877	—	—	4,426,877
Entertainment	11,159,448	—	—	11,159,448
Equity Real Estate Investment Trusts	25,088,211	—	—	25,088,211
Food Products	5,319,607	—	—	5,319,607
Gas Utilities	2,032,357	—	—	2,032,357
Health Care Equipment & Supplies	34,587,101	—	—	34,587,101
Health Care Providers & Services	19,371,365	—	—	19,371,365
Hotels, Restaurants & Leisure	17,702,662	—	—	17,702,662
Household Products	13,091,113	—	—	13,091,113
Independent Power and Renewable Electricity Producers	4,370,087	—	—	4,370,087
Industrial Conglomerates	1,892,687	—	—	1,892,687
Insurance	35,146,648	—	—	35,146,648
Interactive Media & Services	38,881,893	—	—	38,881,893
Internet & Direct Marketing Retail	37,921,849	—	—	37,921,849
IT Services	37,081,042	—	—	37,081,042
Life Sciences Tools & Services	8,834,960	—	—	8,834,960
Machinery	20,717,622	—	—	20,717,622
Marine	569,195	—	—	569,195
Media	18,702,846	—	—	18,702,846
Metals & Mining	1,481,411	—	—	1,481,411
Multi-Utilities	9,423,668	—	—	9,423,668
Oil, Gas & Consumable Fuels	35,825,213	2,501	0	35,827,714
Pharmaceuticals	33,605,111	—	—	33,605,111
Professional Services	11,888,930	—	—	11,888,930

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Road & Rail	$4,678,474	$—	$—	$4,678,474
Semiconductors & Semiconductor Equipment	28,192,767	—	—	28,192,767
Software	55,536,347	—	—	55,536,347
Specialty Retail	20,748,408	—	—	20,748,408
Technology Hardware, Storage & Peripherals	22,368,716	—	—	22,368,716
Textiles, Apparel & Luxury Goods	13,096,133	—	—	13,096,133
Thrifts & Mortgage Finance	1,367,204	—	—	1,367,204
Tobacco	6,765,281	—	—	6,765,281
Trading Companies & Distributors	898,934	—	—	898,934
Total Common Stocks	756,907,430	2,501	0	756,909,931
Total U.S. Treasury & Government Agencies*	—	275,317,567	—	275,317,567
Corporate Bonds & Notes
Aerospace/Defense	—	1,934,459	—	1,934,459
Agriculture	—	3,732,842	—	3,732,842
Airlines	—	444,650	—	444,650
Apparel	—	52,375	—	52,375
Auto Manufacturers	—	3,222,372	—	3,222,372
Auto Parts & Equipment	—	59,100	—	59,100
Banks	—	40,200,112	0	40,200,112
Beverages	—	4,662,905	—	4,662,905
Biotechnology	—	453,195	—	453,195
Building Materials	—	243,600	—	243,600
Chemicals	—	3,363,311	—	3,363,311
Commercial Services	—	2,762,887	—	2,762,887
Computers	—	2,772,177	—	2,772,177
Distribution/Wholesale	—	52,750	—	52,750
Diversified Financial Services	—	3,707,606	—	3,707,606
Electric	—	6,158,178	—	6,158,178
Electronics	—	329,637	—	329,637
Engineering & Construction	—	1,890,042	—	1,890,042
Entertainment	—	163,650	—	163,650
Environmental Control	—	467,812	—	467,812
Food	—	2,565,006	—	2,565,006
Food Service	—	205,750	—	205,750
Forest Products & Paper	—	2,094,844	—	2,094,844
Gas	—	100,700	—	100,700
Healthcare-Products	—	1,924,401	—	1,924,401
Healthcare-Services	—	2,420,777	—	2,420,777
Home Builders	—	332,050	—	332,050
Insurance	—	1,671,662	—	1,671,662
Internet	—	3,324,145	—	3,324,145
Iron/Steel	—	802,085	—	802,085
Leisure Time	—	30,412	—	30,412
Lodging	—	135,068	—	135,068
Machinery-Construction & Mining	—	108,786	—	108,786
Media	—	7,755,506	—	7,755,506
Mining	—	1,696,743	—	1,696,743
Miscellaneous Manufacturing	—	211,375	—	211,375
Oil & Gas	—	7,208,505	—	7,208,505
Packaging & Containers	—	825,223	—	825,223
Pharmaceuticals	—	7,746,476	—	7,746,476
Pipelines	—	6,664,787	—	6,664,787
Real Estate Investment Trusts	—	990,069	—	990,069
Retail	—	2,035,788	—	2,035,788
Semiconductors	—	6,465,009	—	6,465,009
Software	—	1,820,359	—	1,820,359
Telecommunications	—	8,894,192	—	8,894,192

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Transportation	$—	$1,220,538	$—	$1,220,538
Trucking & Leasing	—	906,058	—	906,058
Total Corporate Bonds & Notes	—	146,829,974	0	146,829,974
Total Asset-Backed Securities*	—	68,820,483	—	68,820,483
Total Mortgage-Backed Securities*	—	59,850,286	—	59,850,286
Floating Rate Loans
Aerospace/Defense	—	146,016	—	146,016
Auto Manufacturers	—	383,906	—	383,906
Auto Parts & Equipment	—	97,729	—	97,729
Building Materials	—	219,562	—	219,562
Chemicals	—	161,670	—	161,670
Commercial Services	—	1,600,855	—	1,600,855
Computers	—	205,157	—	205,157
Cosmetics/Personal Care	—	300,348	—	300,348
Diversified Consumer Services	—	92,522	—	92,522
Diversified Financial Services	—	276,043	—	276,043
Energy Equipment & Services	—	74,335	—	74,335
Entertainment	—	163,640	—	163,640
Food	—	97,888	—	97,888
Food Products	—	106,757	—	106,757
Healthcare-Products	—	92,439	—	92,439
Healthcare-Services	—	234,370	—	234,370
Insurance	—	654,755	—	654,755
Internet	—	75,127	—	75,127
IT Services	—	197,345	—	197,345
Leisure Time	—	324,197	—	324,197
Life Sciences Tools & Services	—	60,977	—	60,977
Lodging	—	457,740	—	457,740
Machinery	—	99,135	—	99,135
Machinery-Construction & Mining	—	99,562	—	99,562
Machinery-Diversified	—	175,343	—	175,343
Media	—	496,029	—	496,029
Miscellaneous Manufacturing	—	105,939	—	105,939
Office/Business Equipment	—	142,884	—	142,884
Oil & Gas	—	515,766	0	515,766
Packaging & Containers	—	638,893	—	638,893
Pharmaceuticals	—	478,990	—	478,990
Real Estate Investment Trusts	—	193,602	—	193,602
Retail	—	530,230	233,661	763,891
Semiconductors & Semiconductor Equipment	—	57,302	—	57,302
Software	—	724,586	—	724,586
Telecommunications	—	628,919	—	628,919
Transportation	—	87,623	—	87,623
Total Floating Rate Loans	—	10,998,181	233,661	11,231,842
Total Foreign Government*	—	8,534,956	—	8,534,956
Total Municipals*	—	3,374,814	—	3,374,814
Total Short-Term Investments*	—	28,733,401	—	28,733,401
Total Securities Lending Reinvestments*	—	53,622,791	—	53,622,791
Purchased Options at Value	—	1,070,865	—	1,070,865
Total Investments	$756,907,430	$657,155,819	$233,661	$1,414,296,910

Collateral for Securities Loaned (Liability)	$—	$(53,594,245)	$—	$(53,594,245)
TBA Forward Sales Commitments	$—	$(2,644,430)	$—	$(2,644,430)

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$27,462	$—	$27,462
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(309,874)	—	(309,874)
Total Forward Contracts	$—	$(282,412)	$—	$(282,412)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$914,942	$—	$—	$914,942
Futures Contracts (Unrealized Depreciation)	(422,700)	—	—	(422,700)
Total Futures Contracts	$492,242	$—	$—	$492,242
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$19,552	$—	$19,552
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,670,619)	—	(1,670,619)
Total Centrally Cleared Swap Contracts	$—	$(1,651,067)	$—	$(1,651,067)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$84,522	$0	$84,522
OTC Swap Contracts at Value (Liabilities)	—	(1,519,664)	—	(1,519,664)
Total OTC Swap Contracts	$—	$(1,435,142)	$—	$(1,435,142)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2019 is not presented.

Transfers from Level 3 to Level 2 in the amount of $(27,463) were due to the initiation of a broker or vendor providing a price which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$1,414,296,910
Cash	200,776
Cash denominated in foreign currencies (c)	4,817,508
OTC swap contracts at market value (d)	84,522
Unrealized appreciation on forward foreign currency exchange contracts	27,462
Receivable for:
Investments sold	6,311,205
TBA securities sold (e)	77,072,989
Fund shares sold	112,828
Principal paydowns	16,606
Dividends and interest	3,810,362
Interest on OTC swap contracts	48,219
Variation margin on centrally cleared swap contracts	31,826

Total Assets	1,506,831,213
Liabilities
TBA Forward sales commitments, at value	2,644,430
OTC swap contracts at market value (f)	1,519,664
Unrealized depreciation on forward foreign currency exchange contracts	309,874
Collateral for securities loaned	53,594,245
Payables for:
Investments purchased	10,107,957
TBA securities purchased (e)	188,016,750
Fund shares redeemed	576,133
Variation margin on futures contracts	20,280
Premium on purchased options	1,290,894
Interest on OTC swap contracts	4,515
Accrued Expenses:
Management fees	434,776
Distribution and service fees	16,120
Deferred trustees’ fees	128,210
Other expenses	654,848

Total Liabilities	259,318,696

Net Assets	$1,247,512,517

Net Assets Consist of:
Paid in surplus	$1,085,869,174
Distributable earnings (Accumulated losses)	161,643,343

Net Assets	$1,247,512,517

Net Assets
Class A	$1,155,744,689
Class B	62,967,588
Class E	28,800,240
Capital Shares Outstanding*
Class A	61,462,003
Class B	3,369,808
Class E	1,534,786
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.80
Class B	18.69
Class E	18.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,274,759,284.
(b)	Includes securities loaned at value of $53,821,222.
(c)	Identified cost of cash denominated in foreign currencies was $4,783,908.
(d)	Net premium paid on OTC swap contracts was $28,705.
(e)	Included within TBA securities sold is $5,379,733 related to TBA forward sale commitments and included within TBA securities purchased is $2,175,208 related to TBA forward sale commitments.
(f)	Net premium received on OTC swap contracts was $1,758,310.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$5,813,623
Interest	8,796,804
Securities lending income	137,282

Total investment income	14,747,709
Expenses
Management fees	2,778,958
Administration fees	30,529
Custodian and accounting fees	225,597
Distribution and service fees—Class B	75,317
Distribution and service fees—Class E	21,168
Audit and tax services	54,924
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	108,617
Insurance	4,007
Miscellaneous	9,669

Total expenses	3,362,572
Less management fee waiver	(177,970)
Less broker commission recapture	(3,550)

Net expenses	3,181,052

Net Investment Income	11,566,657

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (b)	12,207,814
Purchased options	(229,946)
Futures contracts	4,360,099
Written options	(28,598)
Swap contracts	(1,445,590)
Foreign currency transactions	174,522
Forward foreign currency transactions	(34,574)

Net realized gain	15,003,727

Net change in unrealized appreciation (depreciation) on:
Investments	141,958,222
Purchased options	128,922
Futures contracts	(1,057,713)
Written options	45,596
Swap contracts	(409,213)
Foreign currency transactions	(110,473)
Forward foreign currency transactions	28,134

Net change in unrealized appreciation	140,583,475

Net realized and unrealized gain	155,587,202

Net Increase in Net Assets From Operations	$167,153,859

(a)	Net of foreign withholding taxes of $25,005.
(b)	Net of foreign capital gains tax of $5,570.

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,566,657	$23,652,613
Net realized gain	15,003,727	75,558,169
Net change in unrealized appreciation (depreciation)	140,583,475	(142,319,130)

Increase (decrease) in net assets from operations	167,153,859	(43,108,348)

From Distributions to Shareholders
Class A	(93,294,606)	(108,001,794)
Class B	(4,898,789)	(5,815,748)
Class E	(2,291,042)	(2,808,549)

Total distributions	(100,484,437)	(116,626,091)

Increase (decrease) in net assets from capital share transactions	45,618,134	(2,290,481)

Total increase (decrease) in net assets	112,287,556	(162,024,920)

Net Assets
Beginning of period	1,135,224,961	1,297,249,881

End of period	$1,247,512,517	$1,135,224,961

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	386,846	$7,406,830	816,982	$16,360,943
Reinvestments	5,062,106	93,294,606	5,693,294	108,001,794
Redemptions	(2,951,147)	(57,058,700)	(6,222,593)	(121,906,443)

Net increase	2,497,805	$43,642,736	287,683	$2,456,294

Class B
Sales	125,411	$2,370,816	166,988	$3,267,332
Reinvestments	267,547	4,898,789	308,364	5,815,748
Redemptions	(258,186)	(4,939,239)	(640,333)	(12,596,842)

Net increase (decrease)	134,772	$2,330,366	(164,981)	$(3,513,762)

Class E
Sales	17,360	$341,236	27,556	$537,191
Reinvestments	124,581	2,291,042	148,365	2,808,549
Redemptions	(156,139)	(2,987,246)	(233,060)	(4,578,753)

Net decrease	(14,198)	$(354,968)	(57,139)	$(1,233,013)

Increase (decrease) derived from capital shares transactions		$45,618,134		$(2,290,481)

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$17.82		$20.38	$18.49	$18.66		$22.29	$20.59

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.37	0.35	0.37	(b)	0.38	0.39
Net realized and unrealized gain (loss)	2.43		(1.02)	2.40	0.88		0.24	1.73

Total income (loss) from investment operations	2.62		(0.65)	2.75	1.25		0.62	2.12

Less Distributions
Distributions from net investment income	(0.44)		(0.36)	(0.38)	(0.53)		(0.45)	(0.42)
Distributions from net realized capital gains	(1.20)		(1.55)	(0.48)	(0.89)		(3.80)	0.00

Total distributions	(1.64)		(1.91)	(0.86)	(1.42)		(4.25)	(0.42)

Net Asset Value, End of Period	$18.80		$17.82	$20.38	$18.49		$18.66	$22.29

Total Return (%) (c)	14.92	(d)	(3.76)	15.14	6.99		2.58	10.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(e)	0.53	0.54	0.55		0.54	0.53
Gross ratio of expenses to average net assets excluding interest expense (%)	0.54	(e)	0.53	0.54	0.55		0.54	0.53
Net ratio of expenses to average net assets (%) (f) (g)	0.51	(e)	0.50	0.51	0.52		0.51	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (f) (g)	0.51	(e)	0.50	0.51	0.52		0.51	0.50
Ratio of net investment income to average net assets (%)	1.94	(e)	1.89	1.78	2.02	(b)	1.87	1.81
Portfolio turnover rate (%)	181	(d)(h)	341 (h)	342 (h)	405	(h)	299 (h)	413 (h)
Net assets, end of period (in millions)	$1,155.7		$1,050.5	$1,195.7	$1,135.6		$1,168.2	$1,250.6

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$17.69		$20.24	$18.37	$18.54		$22.17	$20.48

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.32	0.30	0.32	(b)	0.33	0.33
Net realized and unrealized gain (loss)	2.43		(1.01)	2.38	0.88		0.23	1.73

Total income (loss) from investment operations	2.59		(0.69)	2.68	1.20		0.56	2.06

Less Distributions
Distributions from net investment income	(0.39)		(0.31)	(0.33)	(0.48)		(0.39)	(0.37)
Distributions from net realized capital gains	(1.20)		(1.55)	(0.48)	(0.89)		(3.80)	0.00

Total distributions	(1.59)		(1.86)	(0.81)	(1.37)		(4.19)	(0.37)

Net Asset Value, End of Period	$18.69		$17.69	$20.24	$18.37		$18.54	$22.17

Total Return (%) (c)	14.85	(d)	(4.01)	14.85	6.74		2.29	10.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(e)	0.78	0.79	0.80		0.79	0.78
Gross ratio of expenses to average net assets excluding interest expense (%)	0.79	(e)	0.78	0.79	0.80		0.79	0.78
Net ratio of expenses to average net assets (%) (f) (g)	0.76	(e)	0.75	0.76	0.77		0.76	0.75
Net ratio of expenses to average net assets excluding interest expense (%) (f) (g)	0.76	(e)	0.75	0.76	0.77		0.76	0.75
Ratio of net investment income to average net assets (%)	1.69	(e)	1.64	1.53	1.77	(b)	1.62	1.56
Portfolio turnover rate (%)	181	(d)(h)	341 (h)	342 (h)	405	(h)	299 (h)	413 (h)
Net assets, end of period (in millions)	$63.0		$57.2	$68.8	$66.4		$66.6	$71.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$17.77		$20.33	$18.44	$18.61		$22.24	$20.54

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.34	0.32	0.34	(b)	0.35	0.35
Net realized and unrealized gain (loss)	2.43		(1.02)	2.40	0.87		0.23	1.74

Total income (loss) from investment operations	2.60		(0.68)	2.72	1.21		0.58	2.09

Less Distributions
Distributions from net investment income	(0.41)		(0.33)	(0.35)	(0.49)		(0.41)	(0.39)
Distributions from net realized capital gains	(1.20)		(1.55)	(0.48)	(0.89)		(3.80)	0.00

Total distributions	(1.61)		(1.88)	(0.83)	(1.38)		(4.21)	(0.39)

Net Asset Value, End of Period	$18.76		$17.77	$20.33	$18.44		$18.61	$22.24

Total Return (%) (c)	14.83	(d)	(3.88)	14.95	6.83		2.41	10.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(e)	0.68	0.69	0.70		0.69	0.68
Gross ratio of expenses to average net assets excluding interest expense (%)	0.69	(e)	0.68	0.69	0.70		0.69	0.68
Net ratio of expenses to average net assets (%) (f) (g)	0.66	(e)	0.65	0.66	0.67		0.66	0.65
Net ratio of expenses to average net assets excluding interest expense (%) (f) (g)	0.66	(e)	0.65	0.66	0.67		0.66	0.65
Ratio of net investment income to average net assets (%)	1.78	(e)	1.74	1.63	1.87	(b)	1.72	1.66
Portfolio turnover rate (%)	181	(d)(h)	341 (h)	342 (h)	405	(h)	299 (h)	413 (h)
Net assets, end of period (in millions)	$28.8		$27.5	$32.6	$30.9		$32.4	$36.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2019 and for the years ended December 31, 2018 through 2014. (see Note 6 of the Notes to Financial Statements).
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 31% 62%, 74%, 58%, 71%, and 163% for the six months ended June 30, 2019 and years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

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upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2019, the Portfolio did not have any unfunded loan commitments.

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Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is

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the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $13,537,476. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $32,127,668. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(51,788,002)	$—	$—	$—	$(51,788,002)
Corporate Bonds & Notes	(1,806,243)	—	—	—	(1,806,243)
Total	$(53,594,245)	$—	$—	$—	$(53,594,245)
Total Borrowings	$(53,594,245)	$—	$—	$—	$(53,594,245)
Gross amount of recognized liabilities for securities lending transactions					$(53,594,245)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

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3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised,

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requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts

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Notes to Financial Statements—June 30, 2019—(Continued)

due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2019, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Notes to Financial Statements—June 30, 2019—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Spreadlock Swap Contracts – The Portfolio may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$1,070,865
	OTC swap contracts at market value (b)	3,968	OTC swap contracts at market value (b)	$75,918
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	11,298	Unrealized depreciation on centrally cleared swap contracts (c) (e)	1,635,885
	Unrealized appreciation on futures contracts (d) (e)	914,942	Unrealized depreciation on futures contracts (d) (e)	422,700
Credit	OTC swap contracts at market value (b)	80,554	OTC swap contracts at market value (b)	1,443,746
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	8,254	Unrealized depreciation on centrally cleared swap contracts (c) (e)	34,734
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	27,462	Unrealized depreciation on forward foreign currency exchange contracts	309,874

Total		$2,117,343		$3,922,857

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $48,219 and OTC swap interest payable of $4,515.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Financial instrument not subject to a master netting agreement.

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Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$337,951	$(1,178)	$—	$336,773
Barclays Bank plc	384,350	(9,122)	—	375,228
BNP Paribas S.A.	4,694	(4,694)	—	—
Goldman Sachs International	9,360	(9,360)	—	—
HSBC Bank USA	5,575	(5,575)	—	—
JPMorgan Chase Bank N.A.	363,360	(136,284)	—	227,076
Morgan Stanley & Co. International plc	71,432	(71,432)	—	—
NatWest Markets plc	6,127	(1,280)	—	4,847

	$1,182,849	$(238,925)	$—	$943,924

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,178	$(1,178)	$—	$—
Bank of Montreal	200	—	—	200
Barclays Bank plc	9,122	(9,122)	—	—
BNP Paribas S.A.	13,065	(4,694)	—	8,371
Citibank N.A.	6,734	—	—	6,734
Credit Suisse International	745,074	—	(745,074)	—
Deutsche Bank AG	99,413	—	(82,040)	17,373
Goldman Sachs International	369,529	(9,360)	(360,169)	—
HSBC Bank USA	5,747	(5,575)	—	172
JPMorgan Chase Bank N.A.	136,284	(136,284)	—	—
Morgan Stanley & Co. International plc	346,662	(71,432)	(275,230)	—
NatWest Markets plc	1,280	(1,280)	—	—
Standard Chartered Bank	587	—	—	587
State Street Bank and Trust	92,470	—	—	92,470
UBS AG	2,193	—	—	2,193

	$1,829,538	$(238,925)	$(1,462,513)	$128,100

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(229,946)	$—	$—	$—	$(229,946)
Forward foreign currency transactions	—	—	—	(34,574)	(34,574)
Futures contracts	3,109,767	—	1,250,332	—	4,360,099
Swap contracts	(1,446,927)	1,337	—	—	(1,445,590)
Written options	(308,069)	279,471	—	—	(28,598)

	$1,124,825	$280,808	$1,250,332	$(34,574)	$2,621,391

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Notes to Financial Statements—June 30, 2019—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$128,922	$—	$—	$—	$128,922
Forward foreign currency transactions	—	—	—	28,134	28,134
Futures contracts	(1,011,695)	—	(46,018)	—	(1,057,713)
Swap contracts	(1,257,178)	847,965	—	—	(409,213)
Written options	—	45,596	—	—	45,596

	$(2,139,951)	$893,561	$(46,018)	$28,134	$(1,264,274)

For the six months ended June 30, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$25,805,669
Futures contracts long	120,203,524
Futures contracts short	(15,592,895)
Purchased options	29,061,333
Swap contracts	80,791,528
Written options	(71,840,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under

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Notes to Financial Statements—June 30, 2019—(Continued)

derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$2,025,269,431	$284,143,622	$2,021,866,591	$339,586,905

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2019 were as follows:

Purchases	Sales
$1,943,368,099	$1,956,245,767

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $3,587,609 in purchases and $50,805 in sales of investments, which are included above, and resulted in realized losses of $14,072.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$2,778,958	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

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Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $177,970 was waived in the aggregate for the six months ended June 30, 2019 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$1,271,814,216

Gross unrealized appreciation	164,106,408
Gross unrealized depreciation	(27,654,757)

Net unrealized appreciation (depreciation)	$136,451,651

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$42,747,765	$30,592,475	$73,878,326	$24,322,082	$116,626,091	$54,914,557

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$28,095,055	$72,125,746	$(5,133,764)	$—	$95,087,037

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned 20.94%, 20.79%, and 20.87%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 18.84%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose during the six-month period ended June 30, 2019. During the first quarter 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in Federal Reserve (“Fed”) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. The Fed also announced that balance-sheet normalization would begin to slow in May and conclude in September 2019. During the second quarter, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union led to unsettled markets and raised concerns about the potential risks to U.S. economic growth such as increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. Tensions between the U.S. and China were particularly volatile, with negotiations abruptly breaking down in May prior to the two countries agreeing to halt incremental tariffs and resume trade negotiations when they met at the Group of 20 (“G20”) conference in June. In its June policy statement, the Fed highlighted its expectations for sustained economic growth, a strong labor market, and muted inflation pressures, but noted that increasing uncertainties to their outlook have strengthened the case for additional policy accommodation. Market sentiment was bolstered by better-than-expected first-quarter earnings despite concerns about peak margins and slowing growth.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Index, for the six-month period ended June 30, 2019. Strong stock selection in Consumer Staples, Materials, and Health Care more than offset weaker security selection in Consumer Discretionary. Sector allocation, a result of the bottom-up stock selection process, detracted from relative performance due to the Portfolio’s underweight allocation to Information Technology (“IT”) and overweight allocations to Consumer Staples and Health Care.

The Portfolio’s positions in Danaher Corp. (Health Care), Ecolab Inc. (Materials), and Lockheed Martin (Industrials) were among the top relative contributors during the period. Not holding benchmark constituents Alphabet (Communication Services) and Berkshire Hathaway (Financials) also contributed to relative results. Danaher Corp. is a health care company that designs, manufactures, and markets professional, medical, industrial and commercial products and services. The stock continued to rise after the company reported first quarter earnings that beat estimates. We viewed Danaher Corp’s strong management team, diversified portfolio, and long-term fundamental roadmap favorably. In addition, the company’s end-market exposure to secular trends in life sciences and diagnostics offered higher recurring revenue streams, increasing free cash flow margins, and improving returns on capital. The company has strong free cash flow growth and a low dividend payout ratio so the dividend has a long runway to grow. This, coupled with a management team that is committed to growing the dividend, makes this a position that fits very well with our philosophy and process.

The Portfolio’s position in 3M (Industrials), UnitedHealth Group (Health Care) and Medtronic (Health Care) coupled with our decision to hold benchmark constituents Facebook (Communication Services) and Apple (IT) detracted from relative performance. Shares of 3M dropped after the company missed first quarter estimates by more than 10%. Operating income dropped in all five business units with revenue falling 12% in the electronics and energy unit and over 6% in the industrial unit. During the period, we trimmed the Portfolio’s 3M position following the disappointing results but did not eliminate it, as we believe the market overreacted to the downside. The company remains well diversified across end markets and geographies and we believe many of the current issues are short-term in nature.

At the end of the period, the Portfolio was most overweight the Consumer Staples, Industrials, and Health Care sectors, and most underweight the IT, Communication Services, and Energy sectors.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	20.94	18.81	11.09	13.39
Class B	20.79	18.47	10.81	13.11
Class E	20.87	18.63	10.92	13.22
Russell 1000 Index	18.84	10.03	10.45	14.77

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
McDonald’s Corp.	4.1
Coca-Cola Co. (The)	3.7
American Tower Corp.	3.3
Medtronic plc	3.3
Microsoft Corp.	3.2
PepsiCo, Inc.	3.2
UnitedHealth Group, Inc.	3.0
Danaher Corp.	2.9
Johnson & Johnson	2.9
NIKE, Inc. - Class B	2.9

Top Sectors

% of Net Assets
Industrials	18.9
Health Care	17.1
Consumer Staples	16.5
Consumer Discretionary	12.8
Financials	11.7
Information Technology	9.4
Real Estate	5.9
Materials	5.1
Energy	1.5

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.58%	$1,000.00	$1,209.40	$3.18
	Hypothetical*	0.58%	$1,000.00	$1,021.92	$2.91

Class B (a)	Actual	0.83%	$1,000.00	$1,207.90	$4.54
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class E (a)	Actual	0.73%	$1,000.00	$1,208.70	$4.00
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—8.7%
General Dynamics Corp.	565,594	$102,836,301
Lockheed Martin Corp. (a)	241,025	87,622,228
Northrop Grumman Corp. (a)	240,508	77,710,540
United Technologies Corp.	508,613	66,221,413

		334,390,482

Air Freight & Logistics—2.1%
United Parcel Service, Inc. - Class B (a)	784,252	80,989,704

Banks—2.3%
PNC Financial Services Group, Inc. (The)	643,413	88,327,737

Beverages—9.4%
Coca-Cola Co. (The)	2,806,379	142,900,819
Diageo plc	2,173,143	93,584,791
PepsiCo, Inc.	930,069	121,959,948

		358,445,558

Biotechnology—1.0%
Amgen, Inc.	214,149	39,463,378

Capital Markets—1.9%
BlackRock, Inc. (a)	153,832	72,193,358

Chemicals—5.1%
Ecolab, Inc.	497,494	98,225,215
Linde plc (a)	492,723	98,938,779

		197,163,994

Consumer Finance—2.6%
American Express Co. (a)	805,069	99,377,717

Equity Real Estate Investment Trusts—5.9%
American Tower Corp.	617,268	126,200,443
Public Storage (a)	427,311	101,772,661

		227,973,104

Food & Staples Retailing—2.6%
Costco Wholesale Corp.	382,782	101,153,971

Health Care Equipment & Supplies—8.8%
Baxter International, Inc.	1,247,657	102,183,108
Danaher Corp.	769,439	109,968,222
Medtronic plc	1,285,329	125,178,192

		337,329,522

Health Care Providers & Services—3.0%
UnitedHealth Group, Inc. (a)	468,092	114,219,129

Hotels, Restaurants & Leisure—4.1%
McDonald’s Corp.	750,762	155,903,237

Household Products—4.5%
Colgate-Palmolive Co. (a)	1,435,913	102,911,885

Household Products—(Continued)
Procter & Gamble Co. (The)	622,293	68,234,427

		171,146,312

Industrial Conglomerates—3.1%
3M Co. (a)	230,635	39,978,271
Honeywell International, Inc.	443,455	77,422,808

		117,401,079

Insurance—4.9%
Chubb, Ltd.	624,293	91,952,116
Marsh & McLennan Cos., Inc. (a)	956,730	95,433,817

		187,385,933

IT Services—6.2%
Accenture plc - Class A (a)	474,133	87,605,554
Automatic Data Processing, Inc.	298,653	49,376,301
Visa, Inc. - Class A (a)	581,822	100,975,208

		237,957,063

Oil, Gas & Consumable Fuels—1.5%
Exxon Mobil Corp. (a)	770,257	59,024,794

Pharmaceuticals—4.3%
Johnson & Johnson	786,027	109,477,840
Merck & Co., Inc.	676,876	56,756,053

		166,233,893

Road & Rail—5.0%
Canadian National Railway Co.	945,884	87,542,393
Union Pacific Corp.	604,049	102,150,726

		189,693,119

Software—3.2%
Microsoft Corp.	924,004	123,779,576

Specialty Retail—4.7%
Home Depot, Inc. (The) (a)	340,736	70,862,866
TJX Cos., Inc. (The) (a)	2,034,566	107,587,850

		178,450,716

Textiles, Apparel & Luxury Goods—4.1%
NIKE, Inc. - Class B	1,302,006	109,303,404
VF Corp.	556,152	48,579,877

		157,883,281

Total Common Stocks (Cost $2,764,431,274)		3,795,886,657

Escrow Shares—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (b) (c) (Cost $0)	5,844,000	0

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Short-Term Investments—0.5%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $6,001,369; collateralized by U.S. Treasury Note at 2.375%, maturing 03/15/22, with a market value of $6,121,125.	$6,000,769	$6,000,769

U.S. Treasury—0.3%
U.S. Treasury Bill 2.128%, 07/09/19 (d)	11,240,000	11,235,051

Total Short-Term Investments (Cost $17,234,874)		17,235,820

Securities Lending Reinvestments (e)—7.4%

Bank Note—0.1%
Bank of America N.A. 2.624%, 1M LIBOR + 0.230%, 07/15/19 (f)	3,000,000	3,013,513

Certificates of Deposit—4.9%
ABN AMRO Bank NV Zero Coupon, 07/05/19	2,973,698	2,998,590
Banco Del Estado De Chile New York 2.592%, 1M LIBOR + 0.180%, 10/09/19 (f)	10,000,000	10,001,410
Banco Santander S.A. 2.600%, 07/05/19	5,000,000	5,000,260
Bank of Nova Scotia 2.762%, 3M LIBOR + 0.170%, 01/09/20 (f)	5,000,000	5,003,885
Barclays Bank plc
2.950%, 08/02/19	10,000,000	10,005,260
3.000%, 09/19/19	2,040,542	2,002,682
BNP Paribas S.A. New York
2.534%, 1M LIBOR + 0.140%, 09/16/19 (f)	2,000,000	2,000,084
2.615%, 3M LIBOR + 0.050%, 11/06/19 (f)	2,000,000	2,000,736
Canadian Imperial Bank of Commerce 2.644%, 1M LIBOR + 0.250%, 10/15/19 (f)	3,000,000	3,000,987
China Construction Bank Corp.
2.600%, 09/05/19	4,000,000	4,000,888
2.630%, 08/30/19	5,000,000	5,001,520
Commonwealth Bank of Australia
2.569%, 1M LIBOR + 0.175%, 04/16/20 (f)	4,000,000	4,000,760
2.621%, 1M LIBOR + 0.210%, 09/13/19 (f)	7,000,000	7,002,240
Cooperative Rabobank UA 2.739%, 3M LIBOR + 0.150%, 01/08/20 (f)	10,000,000	10,003,920
Credit Agricole S.A. 2.593%, 1M LIBOR + 0.210%, 12/20/19 (f)	5,000,000	5,002,530
Credit Industriel et Commercial
2.590%, 1M LIBOR + 0.160%, 03/05/20 (f)	4,000,000	4,000,296
2.600%, 1M LIBOR + 0.160%, 01/03/20 (f)	5,000,000	5,000,805
Credit Suisse AG
2.580%, 1M LIBOR + 0.140%, 10/02/19 (f)	4,000,000	4,000,016
DZ Bank AG New York Zero Coupon, 07/05/19	11,921,247	11,994,360
Industrial & Commercial Bank of China, Ltd.
2.630%, 08/28/19	10,000,000	10,003,280
2.660%, 07/15/19	4,000,000	4,000,468
2.670%, 08/01/19	2,000,000	2,000,432

Certificates of Deposit—(Continued)
KBC Bank NV 2.610%, 07/02/19	$8,000,000	8,000,000
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 08/09/19	3,973,900	3,989,080
2.562%, 1M LIBOR + 0.150%, 09/11/19 (f)	2,000,000	2,000,134
Mizuho Bank, Ltd. 2.573%, 1M LIBOR + 0.160%, 09/12/19 (f)	4,000,000	4,001,032
MUFG Bank Ltd.
2.574%, 1M LIBOR + 0.170%, 02/24/20 (f)	1,000,000	1,000,003
2.800%, 07/16/19	3,000,000	3,000,600
Societe Generale 2.723%, 3M LIBOR + 0.200%, 08/21/19 (f)	5,001,966	5,002,985
Standard Chartered Bank 2.660%, 08/23/19	10,000,000	10,004,630
Sumitomo Mitsui Banking Corp.
2.553%, 1M LIBOR + 0.140%, 11/12/19 (f)	5,000,000	5,000,595
2.589%, 1M LIBOR + 0.170%, 08/07/19 (f)	3,000,021	3,000,315
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/08/19	2,959,087	2,992,020
2.689%, 3M LIBOR + 0.100%, 07/08/19 (f)	5,000,000	5,000,360
Svenska Handelsbanken AB 2.702%, 1M LIBOR + 0.300%, 10/31/19 (f)	3,500,000	3,502,551
Toronto-Dominion Bank 2.611%, 1M LIBOR + 0.180%, 06/03/20 (f)	3,000,000	2,999,935
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (f)	1,000,000	1,000,135
Wells Fargo Bank N.A.
2.721%, 3M LIBOR + 0.140%, 07/11/19 (f)	4,000,000	3,999,806
2.796%, 3M LIBOR + 0.210%, 10/25/19 (f)	4,000,000	4,003,172

		186,522,762

Commercial Paper—2.0%
Bank of China, Ltd.
2.670%, 07/16/19	8,939,925	8,988,327
2.670%, 07/17/19	2,979,975	2,995,893
China Construction Bank Corp. 2.620%, 09/03/19	4,966,522	4,976,095
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (f)	12,000,000	12,002,388
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (f)	10,000,000	10,002,530
LMA S.A. & LMA Americas, Corp. 2.610%, 10/03/19	4,933,663	4,967,075
Societe Generale 2.812%, 3M LIBOR + 0.410%, 12/18/19 (f)	2,003,548	2,003,796
Starbird Funding Corp. 2.600%, 07/01/19	4,998,997	4,998,975
Toronto-Dominion Bank 2.780%, 1M LIBOR + 0.350%, 11/05/19 (f)	10,000,000	10,009,750
Toyota Motor Credit Corp.
2.620%, 08/29/19	11,845,420	11,951,340
Westpac Banking Corp. 2.552%, 1M LIBOR + 0.150%, 05/29/20 (f)	3,999,315	4,000,012

		76,896,181

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—0.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $3,915,184; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $3,992,722.	$3,914,434	$3,914,434
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $10,077,550; collateralized by various Common Stock with an aggregate market value of $11,002,724.	10,000,000	10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $1,503,952; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $651,744; collateralized by various Common Stock with an aggregate market value of $715,000.	650,000	650,000

		16,064,434

Total Securities Lending Reinvestments (Cost $282,423,042)		282,496,890

Total Investments—106.9% (Cost $3,064,089,190)		4,095,619,367
Other assets and liabilities (net)—(6.9)%		(262,791,547)

Net Assets—100.0%		$3,832,827,820

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $276,398,660 and the collateral received consisted of cash in the amount of $282,102,258. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Non-income producing security.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$334,390,482	$—	$—	$334,390,482
Air Freight & Logistics	80,989,704	—	—	80,989,704
Banks	88,327,737	—	—	88,327,737
Beverages	264,860,767	93,584,791	—	358,445,558
Biotechnology	39,463,378	—	—	39,463,378
Capital Markets	72,193,358	—	—	72,193,358
Chemicals	197,163,994	—	—	197,163,994
Consumer Finance	99,377,717	—	—	99,377,717
Equity Real Estate Investment Trusts	227,973,104	—	—	227,973,104
Food & Staples Retailing	101,153,971	—	—	101,153,971
Health Care Equipment & Supplies	337,329,522	—	—	337,329,522
Health Care Providers & Services	114,219,129	—	—	114,219,129
Hotels, Restaurants & Leisure	155,903,237	—	—	155,903,237
Household Products	171,146,312	—	—	171,146,312
Industrial Conglomerates	117,401,079	—	—	117,401,079
Insurance	187,385,933	—	—	187,385,933
IT Services	237,957,063	—	—	237,957,063
Oil, Gas & Consumable Fuels	59,024,794	—	—	59,024,794
Pharmaceuticals	166,233,893	—	—	166,233,893
Road & Rail	189,693,119	—	—	189,693,119
Software	123,779,576	—	—	123,779,576
Specialty Retail	178,450,716	—	—	178,450,716
Textiles, Apparel & Luxury Goods	157,883,281	—	—	157,883,281
Total Common Stocks	3,702,301,866	93,584,791	—	3,795,886,657
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	17,235,820	—	17,235,820
Total Securities Lending Reinvestments*	—	282,496,890	—	282,496,890
Total Investments	$3,702,301,866	$393,317,501	$0	$4,095,619,367

Collateral for Securities Loaned (Liability)	$—	$(282,102,258)	$—	$(282,102,258)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2019 is not presented.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$4,095,619,367
Cash denominated in foreign currencies (c)	329,999
Receivable for:
Investments sold	19,261,939
Fund shares sold	125,792
Dividends and interest	4,142,107

Total Assets	4,119,479,204
Liabilities
Collateral for securities loaned	282,102,258
Payables for:
Fund shares redeemed	1,950,323
Accrued Expenses:
Management fees	1,739,358
Distribution and service fees	225,089
Deferred trustees’ fees	203,349
Other expenses	431,007

Total Liabilities	286,651,384

Net Assets	$3,832,827,820

Net Assets Consist of:
Paid in surplus	$2,630,957,031
Distributable earnings (Accumulated losses)	1,201,870,789

Net Assets	$3,832,827,820

Net Assets
Class A	$2,438,108,166
Class B	670,662,781
Class E	724,056,873
Capital Shares Outstanding*
Class A	74,336,388
Class B	20,729,727
Class E	22,303,120
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$32.80
Class B	32.35
Class E	32.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $276,398,660.
(b)	Identified cost of investments was $3,064,089,190.
(c)	Identified cost of cash denominated in foreign currencies was $329,836.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$38,870,038
Interest	468,654
Securities lending income	425,881

Total investment income	39,764,573
Expenses
Management fees	13,047,787
Administration fees	68,029
Custodian and accounting fees	106,585
Distribution and service fees—Class B	804,633
Distribution and service fees—Class E	523,319
Audit and tax services	22,147
Legal	22,462
Trustees’ fees and expenses	31,323
Shareholder reporting	117,589
Insurance	12,597
Miscellaneous	16,175

Total expenses	14,772,646
Less management fee waiver	(2,720,181)
Less broker commission recapture	(3,269)

Net expenses	12,049,196

Net Investment Income	27,715,377

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	152,639,630
Foreign currency transactions	(21,005)

Net realized gain	152,618,625

Net change in unrealized appreciation on:
Investments	523,067,246
Foreign currency transactions	9,736

Net change in unrealized appreciation	523,076,982

Net realized and unrealized gain	675,695,607

Net Increase in Net Assets From Operations	$703,410,984

(a)	Net of foreign withholding taxes of $114,946.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,715,377	$58,629,225
Net realized gain	152,618,625	316,210,456
Net change in unrealized appreciation (depreciation)	523,076,982	(350,575,692)

Increase in net assets from operations	703,410,984	24,263,989

From Distributions to Shareholders
Class A	(234,756,816)	(181,538,032)
Class B	(63,678,729)	(47,981,086)
Class E	(69,225,314)	(52,615,965)

Total distributions	(367,660,859)	(282,135,083)

Increase (decrease) in net assets from capital share transactions	17,123,081	(434,590,569)

Total increase (decrease) in net assets	352,873,206	(692,461,663)

Net Assets
Beginning of period	3,479,954,614	4,172,416,277

End of period	$3,832,827,820	$3,479,954,614

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	227,767	$7,500,699	488,305	$15,651,864
Reinvestments	7,238,878	234,756,816	5,837,236	181,538,032
Redemptions	(7,289,193)	(245,247,868)	(14,304,208)	(461,190,687)

Net increase (decrease)	177,452	$(2,990,353)	(7,978,667)	$(264,000,791)

Class B
Sales	459,104	$15,159,828	637,417	$20,083,779
Reinvestments	1,990,582	63,678,729	1,561,885	47,981,086
Redemptions	(2,028,599)	(66,962,670)	(4,622,811)	(146,895,703)

Net increase (decrease)	421,087	$11,875,887	(2,423,509)	$(78,830,838)

Class E
Sales	60,682	$1,999,330	118,913	$3,787,893
Reinvestments	2,156,552	69,225,314	1,707,202	52,615,965
Redemptions	(1,899,393)	(62,987,097)	(4,652,051)	(148,162,798)

Net increase (decrease)	317,841	$8,237,547	(2,825,936)	$(91,758,940)

Increase (decrease) derived from capital shares transactions		$17,123,081		$(434,590,569)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$30.01		$32.30	$28.61	$28.38	$43.13	$42.97

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.50	0.52	0.48	0.58	0.72
Net realized and unrealized gain (loss)	5.98		(0.45)	4.81	1.53	0.31	3.41

Total income (loss) from investment operations	6.24		0.05	5.33	2.01	0.89	4.13

Less Distributions
Distributions from net investment income	(0.57)		(0.58)	(0.49)	(0.48)	(0.77)	(0.31)
Distributions from net realized capital gains	(2.88)		(1.76)	(1.15)	(1.30)	(14.87)	(3.66)

Total distributions	(3.45)		(2.34)	(1.64)	(1.78)	(15.64)	(3.97)

Net Asset Value, End of Period	$32.80		$30.01	$32.30	$28.61	$28.38	$43.13

Total Return (%) (b)	20.94	(c)	(0.09)	19.07	7.34	2.40	10.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.72	0.72	0.72	0.72	0.73
Net ratio of expenses to average net assets (%) (e)(f)	0.58	(d)	0.57	0.57	0.58	0.58	0.59
Ratio of net investment income to average net assets (%)	1.57	(d)	1.54	1.72	1.70	1.72	1.74
Portfolio turnover rate (%)	7	(c)	22	13	32	25	105
Net assets, end of period (in millions)	$2,438.1		$2,225.6	$2,653.5	$2,538.2	$2,113.5	$2,352.1

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$29.60		$31.89	$28.26	$28.06	$42.79	$42.66

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.41	0.44	0.41	0.49	0.61
Net realized and unrealized gain (loss)	5.90		(0.44)	4.75	1.50	0.31	3.38

Total income (loss) from investment operations	6.11		(0.03)	5.19	1.91	0.80	3.99

Less Distributions
Distributions from net investment income	(0.48)		(0.50)	(0.41)	(0.41)	(0.66)	(0.20)
Distributions from net realized capital gains	(2.88)		(1.76)	(1.15)	(1.30)	(14.87)	(3.66)

Total distributions	(3.36)		(2.26)	(1.56)	(1.71)	(15.53)	(3.86)

Net Asset Value, End of Period	$32.35		$29.60	$31.89	$28.26	$28.06	$42.79

Total Return (%) (b)	20.79	(c)	(0.35)	18.81	7.06	2.14	10.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.97	0.97	0.97	0.97	0.98
Net ratio of expenses to average net assets (%) (e)(f)	0.83	(d)	0.82	0.82	0.83	0.83	0.84
Ratio of net investment income to average net assets (%)	1.32	(d)	1.29	1.47	1.44	1.47	1.49
Portfolio turnover rate (%)	7	(c)	22	13	32	25	105
Net assets, end of period (in millions)	$670.7		$601.2	$725.0	$691.8	$611.0	$693.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$29.71		$32.00	$28.35	$28.13	$42.87	$42.74

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.44	0.47	0.43	0.53	0.65
Net realized and unrealized gain (loss)	5.92		(0.44)	4.77	1.52	0.30	3.38

Total income (loss) from investment operations	6.15		0.00	5.24	1.95	0.83	4.03

Less Distributions
Distributions from net investment income	(0.52)		(0.53)	(0.44)	(0.43)	(0.70)	(0.24)
Distributions from net realized capital gains	(2.88)		(1.76)	(1.15)	(1.30)	(14.87)	(3.66)

Total distributions	(3.40)		(2.29)	(1.59)	(1.73)	(15.57)	(3.90)

Net Asset Value, End of Period	$32.46		$29.71	$32.00	$28.35	$28.13	$42.87

Total Return (%) (b)	20.87	(c)	(0.25)	18.92	7.15	2.27	10.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.87	0.87	0.87	0.88
Net ratio of expenses to average net assets (%) (e)(f)	0.73	(d)	0.72	0.72	0.73	0.73	0.74
Ratio of net investment income to average net assets (%)	1.42	(d)	1.39	1.57	1.54	1.57	1.59
Portfolio turnover rate (%)	7	(c)	22	13	32	25	105
Net assets, end of period (in millions)	$724.1		$653.2	$794.0	$775.8	$829.2	$952.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2019 and for each of the years ended December 31, 2018 through 2014. (see Note 5 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $6,000,769. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $16,064,434. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$270,439,845	$0	$539,477,142

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $6,021,639 in purchases and $3,805,932 in sales of investments, which are included above, and resulted in realized gains of $978,606.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$13,047,787	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period April 30, 2018 through April 30, 2019. Amounts waived for the six months ended June 30, 2019 amounted to $2,140,871 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $579,310 was waived in the aggregate for the six months ended June 30, 2019 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$3,073,436,268

Gross unrealized appreciation	1,042,011,567
Gross unrealized depreciation	(19,828,468)

Net unrealized appreciation (depreciation)	$1,022,183,099

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$69,899,671	$61,523,508	$212,235,412	$151,949,263	$282,135,083	$213,472,771

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$58,337,078	$308,854,376	$499,119,092	$—	$866,310,546

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B, D and E shares of the Frontier Mid Cap Growth Portfolio returned 24.41%, 24.30%, 24.38%, and 24.30%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 26.08%.

MARKET ENVIRONMENT / CONDITIONS

Except for the month of May, the Russell Mid Cap Growth Index closed higher each month, allowing stocks to post solid gains during the period. The positive returns of the Index followed the 16% decline in the fourth quarter of 2018 when fears related to slowing global growth, rising interest rates and increasing trade tensions contributed to the market selloff. In May, leading indicators deteriorated again and trade talks with China collapsed resulting in both sides pledging to increase tariffs on additional goods.

In light of worsening economic data, growing trade tensions and persistent low inflation, the U.S. Federal Reserve (“Fed”) pivoted several times from slowing rate hikes, to pausing hikes, to a widely expected rate cut in the upcoming July meeting and more were anticipated in the second half of 2019. Globally, easing monetary policy in Europe and China also helped boost markets as central bankers around the world acknowledged the impact of slowing global economic growth. Finally, renewed hope of a trade deal drove the S&P 500 Index to new highs in June. This occurred despite earnings estimates for S&P 500 companies declining 3% for 2019 and 2020 during the most recent quarter while the index advanced 4.3% on expectations of easing monetary policies across major economies.

Against this backdrop of elevated volatility and new market highs, investors continued to prefer safe havens on one hand and high growth recurring revenue businesses on the other. Consequently, valuations in select areas of Information Technology (“IT”) and Consumer Staples continued their frothy advance. Nonetheless, the equity rally was quite broad based. A robust mergers and acquisitions (“M&A”) environment fueled by low interest rates and high valuations along with a red-hot initial public offering (“IPO”) market contributed impressive gains across all ten sectors of the Russell Mid cap Growth Index.

The bifurcated nature of the market rally rewarded investors applying a barbell allocation strategy as both defensives like REITs and Utilities reached new levels and high growth stocks continued to appreciate, now trading at valuations not seen since the early 2000’s. Meanwhile cyclicals lagged on the economic concerns and trade fears.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the six-month period, the Portfolio underperformed the Russell Midcap Growth Index. Broadly speaking, the Portfolio’s relative performance was hindered by negative stock selection in Consumer Discretionary and Financials offset partly by positive stock selection in Materials and IT.

In the Consumer Discretionary sector, the Portfolio’s largest detractor was luxury retailer Capri Holdings. The stock declined after the company lowered its June outlook due to weakness in its wholesale channel. Despite the near-term difficulty, Capri maintained its annual outlook as it makes progress in its retail channel and improves profitability of its Jimmy Choo and Versace brands. We were encouraged when even with this news management affirmed its long-term targets and later revealed management completed $20 million of insider buying to show conviction in the turnaround plan.

Within Financials, our investments in banks, such as Webster Financial Corporation and Texas Capital Bancshares reported solid earnings, but faced sentiment headwinds associated with dovish comments from the Fed.

The two largest detracting stocks from the Portfolio’s overall performance were Nutanix, Inc. and 2U, Inc. Cloud infrastructure provider Nutanix posted disappointing results due to sales execution missteps and headwinds from transitioning to a recurring software model from a hardware centric sales model. We still believe in Nutanix’s market opportunity, but have reduced our position due to the sales execution issues. 2U Inc., a provider of online degree programs for not-for-profit colleges and universities, declined after it lowered sales outlook due to admission policy changes at partner universities. While it will take time to absorb these challenges, it does not alter 2U’s long-term secular appeal of enabling high quality online education. We believe the company has reset expectations appropriately and at period end we continued to hold the position.

Switching to contributors, our long-held investment in Global Payments Inc. contributed to performance as the company reported better-than-expected results and subsequently announced a merger with Total System Services. While Global Payments remains a good investment on its own merit, the combination will enable the company to increase its earnings power significantly due to economies of scale and improved cross selling opportunities. Another one of our large holdings, Ball Corporation, exceeded expectations as strong demand for its specialty cans drove revenue growth while higher prices and tight expense controls improved profitability. Ball continues to demonstrate multiple levers to increase shareholder value as it deploys cash to buy back shares and increase dividends. One of our newer positions, KBR, contributed to performance after posting better-than-expected results in its government services business while increasing the pipeline in its technology business. Over the past few years, KBR has repositioned its business away from the volatile engineering and construction market to more stable government services and technology work. Investors are beginning to reward KBR for its improved business model.

At period end, we continued to focus on companies that we believed had strong secular appeal, were positioned to gain share in growth markets and had initiatives to support shareholder returns. At period end, the Portfolio was overweight Health Care and Financials.

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

Within Health Care, we continued to see attractive innovation in medical technology, pharmaceutical and biotechnology areas. In Financials, we continued to like investment advisory businesses and financial technology companies. The Portfolio maintained underweight positions in IT, Communication Services, Consumer Staples and Industrials sectors.

Stephen M. Knightly

Christopher J. Scarpa

Ravi Dabas

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	24.41	13.02	10.33	13.98
Class B	24.30	12.78	10.06	13.70
Class D	24.38	12.91	10.22	13.87
Class E	24.30	12.85	10.16	13.82
Russell Midcap Growth Index	26.08	13.95	11.11	16.02

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.
Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Global Payments, Inc.	4.0
Dollar General Corp.	2.8
Aon plc	2.7
Waste Connections, Inc.	2.6
WEX, Inc.	2.5
Ball Corp.	2.3
Cintas Corp.	2.2
Eldorado Resorts, Inc.	2.1
ServiceNow, Inc.	2.0
FMC Corp.	1.9

Top Sectors

% of Net Assets
Information Technology	31.1
Consumer Discretionary	16.6
Health Care	15.8
Industrials	13.5
Financials	8.0
Materials	8.0
Communication Services	2.4
Energy	2.0
Real Estate	1.6

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.73%	$1,000.00	$1,244.10	$4.06
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class B (a)	Actual	0.98%	$1,000.00	$1,243.00	$5.45
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

Class D (a)	Actual	0.83%	$1,000.00	$1,243.80	$4.62
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class E (a)	Actual	0.88%	$1,000.00	$1,243.00	$4.89
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
BWX Technologies, Inc. (a)	143,927	$7,498,597
L3Harris Technologies, Inc. (a)	74,257	14,044,226

		21,542,823

Airlines—0.9%
JetBlue Airways Corp. (a) (b)	605,788	11,201,020

Banks—1.1%
Texas Capital Bancshares, Inc. (b)	106,467	6,533,880
Webster Financial Corp.	146,446	6,995,725

		13,529,605

Biotechnology—4.4%
BioMarin Pharmaceutical, Inc. (b)	106,397	9,112,903
Exact Sciences Corp. (a) (b)	123,197	14,542,174
Exelixis, Inc. (b)	347,158	7,418,766
Incyte Corp. (b)	80,507	6,839,875
Sage Therapeutics, Inc. (a) (b)	41,844	7,661,218
Seattle Genetics, Inc. (a) (b)	102,189	7,072,501

		52,647,437

Capital Markets—4.2%
Evercore, Inc. - Class A (a)	92,142	8,161,017
KKR & Co., Inc. - Class A (a)	289,528	7,316,373
LPL Financial Holdings, Inc.	152,917	12,473,440
Moody’s Corp.	45,401	8,867,269
Nasdaq, Inc.	140,213	13,484,284

		50,302,383

Chemicals—3.4%
FMC Corp.	269,367	22,343,993
Sherwin-Williams Co. (The)	41,315	18,934,251

		41,278,244

Commercial Services & Supplies—5.3%
Cintas Corp. (a)	109,037	25,873,390
Stericycle, Inc. (a) (b)	136,476	6,516,729
Waste Connections, Inc.	331,228	31,658,772

		64,048,891

Construction Materials—1.4%
Vulcan Materials Co. (a)	126,206	17,329,346

Containers & Packaging—2.3%
Ball Corp.	392,321	27,458,547

Diversified Consumer Services—1.2%
Bright Horizons Family Solutions, Inc. (b)	98,580	14,872,765

Electrical Equipment—0.9%
Rockwell Automation, Inc.	63,460	10,396,652

Electronic Equipment, Instruments & Components—1.0%
Amphenol Corp. - Class A	118,627	11,381,074

Entertainment—1.4%
Electronic Arts, Inc. (b)	81,299	8,232,337
Live Nation Entertainment, Inc. (b)	125,040	8,283,900

		16,516,237

Equity Real Estate Investment Trusts—1.6%
SBA Communications Corp. (b)	83,838	18,850,136

Health Care Equipment & Supplies—9.2%
ABIOMED, Inc. (b)	24,538	6,391,903
Align Technology, Inc. (b)	28,507	7,802,366
Cooper Cos., Inc. (The)	54,019	18,198,461
Edwards Lifesciences Corp. (b)	92,626	17,111,727
IDEXX Laboratories, Inc. (b)	32,136	8,848,005
Insulet Corp. (a) (b)	71,392	8,522,777
Merit Medical Systems, Inc. (a) (b)	174,818	10,412,160
STERIS plc (a)	99,467	14,808,647
Teleflex, Inc.	54,798	18,146,358

		110,242,404

Hotels, Restaurants & Leisure—4.3%
Domino’s Pizza, Inc.	35,955	10,005,557
Eldorado Resorts, Inc. (a) (b)	543,619	25,044,527
Yum! Brands, Inc.	152,956	16,927,641

		51,977,725

Industrial Conglomerates—0.9%
Roper Technologies, Inc. (a)	29,283	10,725,191

Insurance—2.7%
Aon plc	168,607	32,537,779

Interactive Media & Services—1.0%
Twitter, Inc. (b)	339,474	11,847,643

IT Services—12.2%
DXC Technology Co.	114,330	6,305,300
Global Payments, Inc. (a)	296,018	47,401,362
InterXion Holding NV (b)	184,161	14,012,810
KBR, Inc.	868,053	21,649,242
Leidos Holdings, Inc.	126,385	10,091,842
WEX, Inc. (b)	142,665	29,688,587
Worldpay, Inc. - Class A (b)	138,465	16,968,886

		146,118,029

Life Sciences Tools & Services—2.0%
Illumina, Inc. (a) (b)	11,442	4,212,372
QIAGEN NV (b)	203,958	8,270,497
Waters Corp. (a) (b)	54,491	11,728,643

		24,211,512

Marine—0.5%
Kirby Corp. (a) (b)	70,180	5,544,220

Metals & Mining—0.8%
Allegheny Technologies, Inc. (a) (b)	399,853	10,076,296

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—2.8%
Dollar General Corp.	247,135	$33,402,767

Oil, Gas & Consumable Fuels—2.0%
Concho Resources, Inc.	124,232	12,818,258
Noble Energy, Inc.	480,893	10,772,003

		23,590,261

Pharmaceuticals—0.2%
Nektar Therapeutics (a) (b)	69,570	2,475,301

Professional Services—1.3%
IHS Markit, Ltd. (b)	251,420	16,020,482

Road & Rail—1.1%
Knight-Swift Transportation Holdings, Inc. (a)	387,491	12,725,204

Semiconductors & Semiconductor Equipment—7.2%
Advanced Micro Devices, Inc. (a) (b)	385,954	11,721,423
Lam Research Corp.	93,367	17,538,057
Marvell Technology Group, Ltd. (a)	709,604	16,938,247
Microchip Technology, Inc. (a)	180,653	15,662,615
Monolithic Power Systems, Inc.	57,193	7,765,666
Universal Display Corp.	30,750	5,782,845
Xilinx, Inc.	90,460	10,667,043

		86,075,896

Software—10.8%
2U, Inc. (a) (b)	225,096	8,472,614
Autodesk, Inc. (b)	106,362	17,326,370
Guidewire Software, Inc. (b)	64,514	6,540,429
Nutanix, Inc. - Class A (b)	210,799	5,468,126
Palo Alto Networks, Inc. (a) (b)	34,569	7,043,779
ServiceNow, Inc. (b)	87,111	23,918,067
Splunk, Inc. (b)	86,159	10,834,494
SS&C Technologies Holdings, Inc.	309,903	17,853,512
Workday, Inc. - Class A (b)	102,440	21,059,615
Zendesk, Inc. (a) (b)	123,929	11,033,399

		129,550,405

Specialty Retail—7.0%
Advance Auto Parts, Inc. (a)	50,085	7,720,102
Burlington Stores, Inc. (a) (b)	57,109	9,717,096
Carvana Co. (a) (b)	98,608	6,171,875
Floor & Decor Holdings, Inc. - Class A (a) (b)	157,819	6,612,616
O’Reilly Automotive, Inc. (a) (b)	55,094	20,347,316
Ross Stores, Inc.	162,648	16,121,670
Ulta Salon Cosmetics & Fragrance, Inc. (b)	47,966	16,638,926

		83,329,601

Textiles, Apparel & Luxury Goods—1.3%
Capri Holdings, Ltd. (a) (b)	283,034	9,815,619
Under Armour, Inc. - Class A (a) (b)	241,582	6,124,104

		15,939,723

Trading Companies & Distributors—0.8%
Beacon Roofing Supply, Inc. (a) (b)	245,403	9,011,198

Total Common Stocks (Cost $921,782,455)		1,186,756,797

Short-Term Investment—0.5%

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $6,049,824; collateralized by U.S. Treasury Inflation Indexed Note at 0.125%, maturing 01/15/22, with a market value of $6,175,559.	6,049,219	6,049,219

Total Short-Term Investments (Cost $6,049,219)		6,049,219

Securities Lending Reinvestments (c)—20.0%

Certificates of Deposit—13.8%
ABN AMRO Bank NV Zero Coupon, 07/05/19	3,964,930	3,998,120
Banco Del Estado De Chile New York 2.592%, 1M LIBOR + 0.180%, 10/09/19 (d)	5,000,000	5,000,705
Banco Santander S.A.
2.590%, 07/16/19	4,000,000	4,000,516
2.600%, 07/05/19	2,000,000	2,000,104
Bank of Montreal (Chicago)
2.590%, SOFR + 0.170%, 02/07/20 (d)	2,000,000	2,000,112
2.751%, 1M LIBOR + 0.330%, 08/06/19 (d)	4,000,000	4,001,148
Bank of Nova Scotia 2.762%, 3M LIBOR + 0.170%, 01/09/20 (d)	3,000,000	3,002,331
Barclays Bank plc 2.950%, 08/02/19	3,000,000	3,001,578
BNP Paribas S.A. New York
2.534%, 1M LIBOR + 0.140%, 09/16/19 (d)	1,000,000	1,000,042
2.615%, 3M LIBOR + 0.050%, 11/06/19 (d)	2,000,000	2,000,736
Canadian Imperial Bank of Commerce 2.644%, 1M LIBOR + 0.250%, 10/15/19 (d)	4,000,000	4,001,316
Chiba Bank, Ltd. 2.450%, 08/12/19	4,000,000	4,000,632
China Construction Bank Corp. 2.670%, 07/18/19	2,000,000	2,000,308
Commonwealth Bank of Australia
2.569%, 1M LIBOR + 0.175%, 04/16/20 (d)	3,000,000	3,000,570
2.621%, 1M LIBOR + 0.210%, 09/13/19 (d)	4,000,000	4,001,280
Cooperative Rabobank UA 2.739%, 3M LIBOR + 0.150%, 01/08/20 (d)	5,000,000	5,001,960
Credit Industriel et Commercial
2.590%, 1M LIBOR + 0.160%, 03/05/20 (d)	4,000,000	4,000,296
2.600%, 1M LIBOR + 0.160%, 01/03/20 (d)	2,000,000	2,000,322
Credit Suisse AG
2.561%, 1M LIBOR + 0.130%, 11/04/19 (d)	4,000,000	3,999,736
2.580%, 1M LIBOR + 0.140%, 10/02/19 (d)	6,000,000	6,000,024

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
DZ Bank AG New York Zero Coupon, 07/05/19	4,967,186	$4,997,650
HSBC Bank USA, N.A. 2.565%, 3M LIBOR + 0.000%, 08/05/19 (d)	3,000,000	2,999,760
Industrial & Commercial Bank of China, Ltd.
2.620%, 09/03/19	1,000,000	1,000,158
2.630%, 08/28/19	2,000,000	2,000,656
2.660%, 07/15/19	4,000,000	4,000,468
KBC Bank NV
Zero Coupon, 07/10/19	2,983,899	2,998,410
Zero Coupon, 10/25/19	6,909,000	6,948,443
2.610%, 07/02/19	2,000,000	2,000,000
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 08/09/19	1,986,950	1,994,540
Zero Coupon, 09/24/19	2,982,129	2,982,930
MUFG Bank Ltd. 2.574%, 1M LIBOR + 0.170%, 02/24/20 (d)	3,000,000	3,000,009
National Australia Bank, Ltd. 2.602%, 1M LIBOR + 0.190%, 04/08/20 (d)	1,000,000	1,000,230
Nationwide Building Society Zero Coupon, 08/01/19	3,966,464	3,991,160
Rabobank International London 2.592%, 1M LIBOR + 0.190%, 04/24/20 (d)	5,000,000	5,002,050
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	7,000,000	7,002,023
Societe Generale 2.723%, 3M LIBOR + 0.200%, 08/21/19 (d)	5,001,966	5,002,985
Standard Chartered Bank 2.660%, 08/23/19	6,000,000	6,002,778
Sumitomo Mitsui Banking Corp. 2.553%, 1M LIBOR + 0.140%, 11/12/19 (d)	2,000,000	2,000,238
Sumitomo Mitsui Trust Bank, Ltd.
2.600%, 07/05/19	5,000,000	5,000,205
2.689%, 3M LIBOR + 0.100%, 07/08/19 (d)	3,000,000	3,000,216
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 10/17/19	1,973,515	1,985,780
Svenska Handelsbanken AB 2.792%, 1M LIBOR + 0.380%, 12/10/19 (d)	2,000,000	2,002,466
Toronto-Dominion Bank
2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	5,001,780
2.611%, 1M LIBOR + 0.180%, 06/03/20 (d)	3,000,000	2,999,935
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (d)	1,000,000	1,000,135
Wells Fargo Bank N.A. 2.721%, 3M LIBOR + 0.140%, 07/11/19 (d)	7,000,000	6,999,660
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (d)	5,000,000	4,999,972

		165,926,473

Commercial Paper—3.3%
Agricultural Bank of China 2.610%, 08/14/19	4,966,650	4,984,585
Bank of China, Ltd. 2.670%, 07/16/19	2,979,975	2,996,109

Commercial Paper—(Continued)
China Construction Bank Corp.
2.620%, 09/03/19	993,304	995,219
2.660%, 07/19/19	1,986,404	1,996,970
HSBC Bank plc
2.722%, 1M LIBOR + 0.320%, 07/30/19 (d)	7,000,000	7,001,393
Industrial & Commercial Bank of China, Ltd. 2.610%, 08/20/19	1,986,660	1,992,612
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (d)	5,000,000	5,001,265
LMA S.A. & LMA Americas, Corp.
2.570%, 08/14/19	1,982,867	1,993,648
2.750%, 08/05/19	1,972,194	1,994,868
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (d)	1,000,000	999,995
Societe Generale 2.812%, 3M LIBOR + 0.410%, 12/18/19 (d)	1,001,774	1,001,898
Thunder Bay Funding LLC 2.540%, 1M LIBOR + 0.100%, 12/05/19 (d)	2,000,000	2,000,104
Toyota Motor Credit Corp. 2.620%, 08/29/19	3,948,473	3,983,780
Westpac Banking Corp. 2.552%, 1M LIBOR + 0.150%, 05/29/20 (d)	2,999,486	3,000,009

		39,942,455

Repurchase Agreements—2.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $1,577,548; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $1,608,791.	1,577,246	1,577,246
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $1,511,006; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $12,596,938; collateralized by various Common Stock with an aggregate market value of $13,753,405.	12,500,000	12,500,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $6,015,808; collateralized by various Common Stock with an aggregate market value of $6,600,000.	6,000,000	6,000,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $752,013; collateralized by various Common Stock with an aggregate market value of $825,000.	750,000	750,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $800,173; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $816,000.	800,000	800,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $100,023; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $102,001.	100,000	$100,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $500,105; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $512,018.	500,000	500,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $5,002,489; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $5,471,560.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $1,500,309; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,616,352.	1,500,000	1,500,000
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $1,400,288; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,508,595.	1,400,000	1,400,000

		31,627,246

Time Deposit—0.3%
Royal Bank of Canada 2.500%, 07/01/19	3,000,000	3,000,000

Total Securities Lending Reinvestments (Cost $240,457,763)		240,496,174

Total Investments—119.5% (Cost $1,168,289,437)		1,433,302,190
Other assets and liabilities (net)—(19.5)%		(234,031,389)

Net Assets—100.0%		$1,199,270,801

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $243,031,850 and the collateral received consisted of cash in the amount of $240,181,074 and non-cash collateral with a value of $5,583,571. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,186,756,797	$—	$—	$1,186,756,797
Total Short-Term Investment*	—	6,049,219	—	6,049,219
Total Securities Lending Reinvestments*	—	240,496,174	—	240,496,174
Total Investments	$1,186,756,797	$246,545,393	$—	$1,433,302,190

Collateral for Securities Loaned (Liability)	$—	$(240,181,074)	$—	$(240,181,074)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$1,433,302,190
Cash	33,819
Receivable for:
Investments sold	12,418,133
Fund shares sold	105,139
Dividends and interest	80,987

Total Assets	1,445,940,268
Liabilities
Collateral for securities loaned	240,181,074
Payables for:
Investments purchased	5,085,352
Fund shares redeemed	340,372
Accrued Expenses:
Management fees	668,001
Distribution and service fees	41,338
Deferred trustees’ fees	152,930
Other expenses	200,400

Total Liabilities	246,669,467

Net Assets	$1,199,270,801

Net Assets Consist of:
Paid in surplus	$865,179,450
Distributable earnings (Accumulated losses)	334,091,351

Net Assets	$1,199,270,801

Net Assets
Class A	$938,501,797
Class B	164,842,149
Class D	86,177,573
Class E	9,749,282
Capital Shares Outstanding*
Class A	26,636,663
Class B	5,340,128
Class D	2,512,536
Class E	286,359
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$35.23
Class B	30.87
Class D	34.30
Class E	34.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,168,289,437.
(b)	Includes securities loaned at value of $243,031,850.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$3,176,707
Interest	71,586
Securities lending income	420,767

Total investment income	3,669,060
Expenses
Management fees	4,127,162
Administration fees	26,496
Custodian and accounting fees	35,805
Distribution and service fees—Class B	202,012
Distribution and service fees—Class D	41,790
Distribution and service fees—Class E	7,008
Audit and tax services	22,147
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	77,652
Insurance	3,829
Miscellaneous	8,467

Total expenses	4,606,154
Less management fee waiver	(125,534)
Less broker commission recapture	(43,553)

Net expenses	4,437,067

Net Investment Loss	(768,007)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	70,383,020
Foreign currency transactions	(317)

Net realized gain	70,382,703

Net change in unrealized appreciation on investments	176,591,385

Net realized and unrealized gain	246,974,088

Net Increase in Net Assets From Operations	$246,206,081

(a)	Net of foreign withholding taxes of $15,955.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(768,007)	$(1,449,052)
Net realized gain	70,382,703	154,602,758
Net change in unrealized appreciation (depreciation)	176,591,385	(208,699,364)

Increase (decrease) in net assets from operations	246,206,081	(55,545,658)

From Distributions to Shareholders
Class A	(117,619,780)	(100,990,172)
Class B	(23,262,664)	(20,876,824)
Class D	(11,085,496)	(9,718,488)
Class E	(1,262,028)	(1,120,838)

Total distributions	(153,229,968)	(132,706,322)

Increase (decrease) in net assets from capital share transactions	79,889,484	(16,894,825)

Total increase (decrease) in net assets	172,865,597	(205,146,805)

Net Assets
Beginning of period	1,026,405,204	1,231,552,009

End of period	$1,199,270,801	$1,026,405,204

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	60,292	$2,217,301	129,276	$4,707,976
Reinvestments	3,403,350	117,619,780	2,724,310	100,990,172
Redemptions	(1,452,573)	(54,732,237)	(2,939,192)	(112,278,708)

Net increase (decrease)	2,011,069	$65,104,844	(85,606)	$(6,580,560)

Class B
Sales	142,850	$4,804,057	211,910	$6,928,761
Reinvestments	768,252	23,262,664	629,768	20,876,824
Redemptions	(571,748)	(19,342,859)	(1,061,625)	(36,085,641)

Net increase (decrease)	339,354	$8,723,862	(219,947)	$(8,280,056)

Class D
Sales	58,015	$2,180,310	93,499	$3,486,570
Reinvestments	329,533	11,085,496	268,096	9,718,488
Redemptions	(216,170)	(7,989,011)	(396,539)	(14,656,325)

Net increase (decrease)	171,378	$5,276,795	(34,944)	$(1,451,267)

Class E
Sales	7,809	$284,704	5,863	$209,812
Reinvestments	37,797	1,262,028	31,100	1,120,838
Redemptions	(21,059)	(762,749)	(52,135)	(1,913,592)

Net increase (decrease)	24,547	$783,983	(15,172)	$(582,942)

Increase (decrease) derived from capital shares transactions		$79,889,484		$(16,894,825)

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$32.45		$38.43	$31.41	$33.70		$37.28	$36.90

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02)		(0.03)	(0.02)	(0.00	)(b)(c)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	7.84		(1.60)	7.88	1.63		1.51	3.78

Total income (loss) from investment operations	7.82		(1.63)	7.86	1.63		1.48	3.73

Less Distributions
Distributions from net realized capital gains	(5.04)		(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Total distributions	(5.04)		(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Net Asset Value, End of Period	$35.23		$32.45	$38.43	$31.41		$33.70	$37.28

Total Return (%) (d)	24.41	(e)	(5.64)	25.26	5.40		2.88	11.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(f)	0.75	0.75	0.75		0.74	0.76
Net ratio of expenses to average net assets (%) (g)	0.73	(f)	0.73	0.73	0.73		0.73	0.75
Ratio of net investment loss to average net assets (%)	(0.09	)(f)	(0.08)	(0.06)	(0.00	)(b)(h)	(0.09)	(0.13)
Portfolio turnover rate (%)	30	(e)	44	31	40		60	48
Net assets, end of period (in millions)	$938.5		$799.0	$949.7	$863.5		$878.5	$831.2

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$28.97		$34.83	$28.61	$31.11		$34.85	$34.79

Income (Loss) from Investment Operations
Net investment loss (a)	(0.06)		(0.11)	(0.10)	(0.07	)(b)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	7.00		(1.40)	7.16	1.49		1.44	3.54

Total income (loss) from investment operations	6.94		(1.51)	7.06	1.42		1.32	3.41

Less Distributions
Distributions from net realized capital gains	(5.04)		(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Total distributions	(5.04)		(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Net Asset Value, End of Period	$30.87		$28.97	$34.83	$28.61		$31.11	$34.85

Total Return (%) (d)	24.30	(e)	(5.90)	24.93	5.16		2.60	10.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(f)	1.00	1.00	1.00		0.99	1.01
Net ratio of expenses to average net assets (%) (g)	0.98	(f)	0.98	0.98	0.98		0.98	1.00
Ratio of net investment loss to average net assets (%)	(0.34	)(f)	(0.33)	(0.31)	(0.25	)(b)	(0.35)	(0.37)
Portfolio turnover rate (%)	30	(e)	44	31	40		60	48
Net assets, end of period (in millions)	$164.8		$144.9	$181.9	$167.7		$181.7	$198.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$31.71		$37.69	$30.85	$33.20		$36.83	$36.52

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)		(0.06)	(0.06)	(0.03	)(b)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	7.66		(1.57)	7.74	1.60		1.50	3.74

Total income (loss) from investment operations	7.63		(1.63)	7.68	1.57		1.43	3.66

Less Distributions
Distributions from net realized capital gains	(5.04)		(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Total distributions	(5.04)		(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Net Asset Value, End of Period	$34.30		$31.71	$37.69	$30.85		$33.20	$36.83

Total Return (%) (d)	24.38	(e)	(5.76)	25.14	5.29		2.78	11.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(f)	0.85	0.85	0.85		0.84	0.86
Net ratio of expenses to average net assets (%) (g)	0.83	(f)	0.83	0.83	0.83		0.83	0.85
Ratio of net investment loss to average net assets (%)	(0.19	)(f)	(0.18)	(0.16)	(0.10	)(b)	(0.20)	(0.22)
Portfolio turnover rate (%)	30	(e)	44	31	40		60	48
Net assets, end of period (in millions)	$86.2		$74.2	$89.6	$82.3		$89.8	$101.3

	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$31.52		$37.50	$30.71	$33.08		$36.73	$36.46

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.08)	(0.07)	(0.05	)(b)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	7.61		(1.55)	7.70	1.60		1.50	3.72

Total income (loss) from investment operations	7.57		(1.63)	7.63	1.55		1.41	3.62

Less Distributions
Distributions from net realized capital gains	(5.04)		(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Total distributions	(5.04)		(4.35)	(0.84)	(3.92)		(5.06)	(3.35)

Net Asset Value, End of Period	$34.05		$31.52	$37.50	$30.71		$33.08	$36.73

Total Return (%) (d)	24.30	(e)	(5.79)	25.09	5.25		2.72	10.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(f)	0.90	0.90	0.90		0.89	0.91
Net ratio of expenses to average net assets (%) (g)	0.88	(f)	0.88	0.88	0.88		0.88	0.90
Ratio of net investment loss to average net assets (%)	(0.24	)(f)	(0.23)	(0.21)	(0.15	)(b)	(0.25)	(0.28)
Portfolio turnover rate (%)	30	(e)	44	31	40		60	48
Net assets, end of period (in millions)	$9.7		$8.3	$10.4	$9.4		$10.3	$11.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $6,049,219. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $31,627,246. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$340,779,035	$0	$414,567,767

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$4,127,162	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $150 million

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class D and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$1,168,454,699

Gross unrealized appreciation	305,183,151
Gross unrealized depreciation	(40,335,660)

Net unrealized appreciation (depreciation)	$264,847,491

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$1,005,813	$—	$131,700,509	$28,500,968	$132,706,322	$28,500,968

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$5,997,260	$147,000,242	$88,256,106	$—	$241,253,608

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-19

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the Jennison Growth Portfolio returned 21.03%, 20.89%, and 20.92%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 21.49%.

MARKET ENVIRONMENT / CONDITIONS

Markets were volatile in the first half of 2019, initially rebounding from a sell-off in 2018’s final quarter that reflected mounting concerns about the risk of a major trade war with China, the pace of U.S. growth, decelerating expansion in non-U.S. economies, and U.S. interest rate increases. Fears subsided through the first four months of 2019, as the Federal Reserve signaled a pause in federal funds rate hikes, corporate earnings reports generally indicated continued strength, and sentiment grew that U.S.-China trade friction would be resolved. Markets abruptly changed course again in May as trade tensions—re-ignited by the threat of tariffs on essentially all U.S. imports from China, the U.S. government’s designation of Chinese telecommunications giant Huawei as a national security risk, and potential tariffs on Mexican goods—created uncertainty and concern. U.S. housing and auto sales remained weak. Strong employment supported continued slight wage gains and consistent levels of consumer demand. However, trade friction weighed on consumer and business sentiment, and led to reduced gross domestic product (“GDP”) growth estimates. China used policy stimulus to blunt the impact of slowing exports, supporting stable, approximately 6% GDP growth. Growth in Europe remained soft. The U.K. economy slipped further toward recession amid unresolved Brexit (the U.K. proposal to leave the European Union) rancor and uncertainty.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio slightly underperformed the Russell 1000 Growth Index on a net-of-fees basis over the six-month period ended June 30, 2019.

Consumer Discretionary holdings detracted from relative performance despite strength in Amazon (which continued to benefit from economies of scale and its platform-based business model), Alibaba (which has realized significant revenue synergies across its various segments, laying the groundwork for strong, durable top-line growth), Chipotle (where improved efficiencies and comparable-store sales recovery increased earnings growth), and Lululemon Athletica (whose products, brand positioning, integrated marketing, and online sales momentum drove strong customer traffic, sales conversion, and comparable store sales). Tesla was the largest relative performance detractor in the sector. Its decline was tied to ongoing controversy surrounding CEO Elon Musk and concerns about vehicle production volumes and sustained demand for the Model 3.

In Information Technology (“IT”), transformation of the enterprise has become a strategic imperative across many industries and companies. In our view, Portfolio holdings Microsoft, Adobe, and Workday offer mission-critical cloud applications and services that are changing fundamentally the way businesses operate. Payments companies continued to benefit from the long-term shift from cash to electronic transactions. MasterCard and Visa held strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. PayPal offered innovative low-cost, high-security, easy-to-use digital payment options, especially for mobile and online transactions. Qualcomm declined on a negative U.S. District Court ruling in a case brought by the U.S. Federal Trade Commission. We did not believe this ruling threatened the recent multiyear patent licensing and chipset supply agreement with Apple.

In Communications Services, Netflix continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage. Despite ongoing concern about data privacy, Facebook showed resilience, with solid engagement metrics and strong revenue growth, as advertisers continued to seek the reach and targeting Facebook provides. Video game publisher Activision Blizzard was hurt by signs of slowing growth momentum. The Portfolio’s position in Activision was eliminated during the period.

Consumer Staples positions were strong contributors to positive absolute and relative performance. Estée Lauder has enhanced its strong brand portfolio in the fast-growing luxury beauty care market with complementary acquisitions and subsequent brand development. Emerging markets, especially China, have been key drivers of the company’s growth. Costco Wholesale’s consistent stream of membership fee income allows for low prices and broad product selection, which lead to high inventory turnover.

BHFTII-1

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio is constructed through individual stock selection, based on the fundamentals of individual companies. Sector weights over the course of 2019’s first six months were largely stable. Relative to the Russell 1000 Growth benchmark, the Portfolio’s biggest overweight was in IT; its biggest underweight was in Industrials.

Kathleen A. McCarragher

Spiros Segalas

Michael A. Del Balso

Blair Boyer

Natasha Kuhlkin

Rebecca Irwin

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	21.03	8.46	14.21	16.11
Class B	20.89	8.20	13.92	15.82
Class E	20.92	8.28	14.03	15.94
Russell 1000 Growth Index	21.49	11.57	13.39	16.28

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Amazon.com, Inc.	6.3
Microsoft Corp.	5.5
Alphabet, Inc.	5.1
MasterCard, Inc. - Class A	4.4
Netflix, Inc.	4.0
Salesforce.com, Inc.	3.8
Visa, Inc. - Class A	3.7
Facebook, Inc. - Class A	3.1
Adobe, Inc.	3.1
Apple, Inc.	3.1

Top Sectors

% of Net Assets
Information Technology	38.1
Consumer Discretionary	18.7
Communication Services	15.7
Health Care	11.7
Industrials	7.4
Consumer Staples	3.9
Real Estate	1.6
Financials	1.6

BHFTII-3

Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.54%	$1,000.00	$1,210.30	$2.96
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class B (a)	Actual	0.79%	$1,000.00	$1,208.90	$4.33
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class E (a)	Actual	0.69%	$1,000.00	$1,209.20	$3.78
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—5.4%
Airbus SE	206,910	$29,338,786
Boeing Co. (The)	201,518	73,354,567
Safran S.A.	300,821	44,079,744

		146,773,097

Automobiles—1.5%
Tesla, Inc. (a) (b)	179,966	40,215,202

Banks—0.6%
JPMorgan Chase & Co.	149,652	16,731,094

Biotechnology—4.6%
Alexion Pharmaceuticals, Inc. (a)	305,841	40,059,054
BioMarin Pharmaceutical, Inc. (a) (b)	295,631	25,320,795
Exact Sciences Corp. (a) (b)	75,180	8,874,247
Sage Therapeutics, Inc. (a) (b)	80,806	14,794,771
Vertex Pharmaceuticals, Inc. (a)	202,932	37,213,670

		126,262,537

Capital Markets—0.9%
S&P Global, Inc.	113,338	25,817,263

Entertainment—5.2%
Netflix, Inc. (a)	297,708	109,354,103
Walt Disney Co. (The)	234,677	32,770,296

		142,124,399

Equity Real Estate Investment Trusts—1.6%
American Tower Corp.	106,754	21,825,855
Crown Castle International Corp.	175,968	22,937,429

		44,763,284

Food & Staples Retailing—2.0%
Costco Wholesale Corp.	211,541	55,901,825

Health Care Equipment & Supplies—3.5%
Danaher Corp.	209,367	29,922,732
Edwards Lifesciences Corp. (a) (b)	144,839	26,757,557
Intuitive Surgical, Inc. (a)	75,001	39,341,774

		96,022,063

Hotels, Restaurants & Leisure—2.1%
Chipotle Mexican Grill, Inc. (a)	40,492	29,675,777
Marriott International, Inc. - Class A (b)	207,511	29,111,718

		58,787,495

Interactive Media & Services—10.6%
Alphabet, Inc. - Class A (a)	64,650	70,003,020
Alphabet, Inc. - Class C (a)	64,765	70,005,136
Facebook, Inc. - Class A (a)	445,684	86,017,012
Tencent Holdings, Ltd.	1,390,160	62,891,556

		288,916,724

Internet & Direct Marketing Retail—9.0%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	433,990	73,539,605
Amazon.com, Inc. (a)	90,955	172,235,117

		245,774,722

IT Services—13.3%
Adyen NV (a)	33,271	25,691,053
FleetCor Technologies, Inc. (a)	78,302	21,991,117
MasterCard, Inc. - Class A	452,056	119,582,374
PayPal Holdings, Inc. (a)	461,605	52,835,308
Square, Inc. - Class A (a)	411,980	29,880,909
Twilio, Inc. - Class A (a) (b)	93,323	12,724,591
Visa, Inc. - Class A (b)	579,429	100,559,903

		363,265,255

Life Sciences Tools & Services—2.0%
Illumina, Inc. (a) (b)	148,157	54,544,000

Personal Products—1.8%
Estee Lauder Cos., Inc. (The) - Class A	270,066	49,451,785

Pharmaceuticals—1.6%
AstraZeneca plc (ADR)	1,052,437	43,444,599

Road & Rail—2.0%
Uber Technologies, Inc. (a) (b)	253,296	11,747,869
Union Pacific Corp.	253,457	42,862,113

		54,609,982

Semiconductors & Semiconductor Equipment—4.0%
Broadcom, Inc.	130,434	37,546,731
NVIDIA Corp.	263,014	43,194,789
QUALCOMM, Inc.	377,834	28,741,833

		109,483,353

Software—17.8%
Adobe, Inc. (a)	290,277	85,530,118
Microsoft Corp.	1,117,618	149,716,107
Salesforce.com, Inc. (a)	677,534	102,802,234
SAP SE (ADR)	110,558	15,124,334
ServiceNow, Inc. (a) (b)	146,578	40,245,921
Splunk, Inc. (a) (b)	266,118	33,464,339
Workday, Inc. - Class A (a) (b)	295,553	60,759,786

		487,642,839

Specialty Retail—1.4%
Home Depot, Inc. (The) (b)	178,597	37,142,818

Technology Hardware, Storage & Peripherals—3.1%
Apple, Inc.	422,384	83,598,241

Textiles, Apparel & Luxury Goods—4.7%
Kering S.A.	69,317	41,004,109
lululemon athletica, Inc. (a)	188,184	33,912,639

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
NIKE, Inc. - Class B	654,283	$54,927,058

		129,843,806

Total Common Stocks (Cost $1,625,891,129)		2,701,116,383

Short-Term Investment—1.8%

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $48,092,144; collateralized by U.S. Treasury Note at 2.375%, maturing 03/15/22, with a market value of $49,050,953.	48,087,335	48,087,335

Total Short-Term Investments (Cost $48,087,335)		48,087,335

Securities Lending Reinvestments (c)—12.7%

Bank Note—0.1%
Bank of America N.A. 2.624%, 1M LIBOR + 0.230%, 07/15/19 (d)	3,000,000	3,013,513

Certificates of Deposit—7.9%
ABN AMRO Bank NV Zero Coupon, 07/05/19	9,912,326	9,995,300
Banco Del Estado De Chile New York 2.592%, 1M LIBOR + 0.180%, 10/09/19 (d)	10,000,000	10,001,410
Banco Santander S.A. 2.590%, 07/16/19	5,000,000	5,000,645
Bank of Montreal (Chicago) 2.751%, 1M LIBOR + 0.330%, 08/06/19 (d)	8,000,000	8,002,296
Bank of Nova Scotia
2.564%, 1M LIBOR + 0.170%, 05/15/20 (d)	7,000,000	6,999,356
2.762%, 3M LIBOR + 0.170%, 01/09/20 (d)	5,000,000	5,003,885
Barclays Bank plc 3.000%, 09/19/19	5,101,355	5,006,705
BNP Paribas S.A. New York 2.534%, 1M LIBOR + 0.140%, 09/16/19 (d)	1,000,000	1,000,042
Canadian Imperial Bank of Commerce
2.644%, 1M LIBOR + 0.250%, 10/15/19 (d)	8,000,000	8,002,632
2.660%, 1M LIBOR + 0.270%, 07/19/19 (d)	2,000,000	2,000,176
Chiba Bank, Ltd. 2.450%, 08/12/19	2,000,000	2,000,316
China Construction Bank Corp. 2.670%, 07/18/19	2,000,000	2,000,308
Commonwealth Bank of Australia
2.569%, 1M LIBOR + 0.175%, 04/16/20 (d)	5,000,000	5,000,950
2.621%, 1M LIBOR + 0.210%, 09/13/19 (d)	4,500,000	4,501,440
Cooperative Rabobank UA 2.739%, 3M LIBOR + 0.150%, 01/08/20 (d)	10,000,000	10,003,920
Credit Agricole S.A. 2.593%, 1M LIBOR + 0.210%, 12/20/19 (d)	5,000,000	5,002,530

Certificates of Deposit—(Continued)
Credit Industriel et Commercial
2.590%, 1M LIBOR + 0.160%, 03/05/20 (d)	4,000,000	4,000,296
2.687%, 3M LIBOR + 0.090%, 10/15/19 (d)	4,000,000	4,001,108
Credit Suisse AG 2.580%, 1M LIBOR + 0.140%, 10/02/19 (d)	7,000,000	7,000,028
Industrial & Commercial Bank of China, Ltd.
2.620%, 09/03/19	2,000,000	2,000,316
2.630%, 08/28/19	8,000,000	8,002,624
2.660%, 07/15/19	3,000,000	3,000,351
2.670%, 07/25/19	1,000,000	1,000,194
KBC Bank NV Zero Coupon, 10/25/19	2,961,000	2,977,904
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 08/09/19	1,986,950	1,994,540
Zero Coupon, 09/24/19	3,976,172	3,977,240
Mizuho Bank, Ltd. 2.524%, 1M LIBOR + 0.120%, 11/27/19 (d)	4,000,000	4,001,028
MUFG Bank Ltd.
2.574%, 1M LIBOR + 0.170%, 02/24/20 (d)	2,000,000	2,000,006
2.800%, 07/16/19	4,000,000	4,000,800
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	6,000,000	6,001,734
Shizuoka Bank 2.570%, 08/06/19	4,000,000	4,000,828
Societe Generale
2.723%, 3M LIBOR + 0.200%, 08/21/19 (d)	7,002,752	7,004,179
2.730%, FEDEFF PRV + 0.350%, 06/19/20 (d)	4,000,000	3,999,988
Standard Chartered Bank 2.660%, 08/23/19	14,000,000	14,006,482
Sumitomo Mitsui Banking Corp. 2.553%, 1M LIBOR + 0.140%, 11/12/19 (d)	3,000,000	3,000,357
Sumitomo Mitsui Trust Bank, Ltd.
2.523%, 1M LIBOR + 0.140%, 11/20/19 (d)	5,000,000	5,000,500
2.689%, 3M LIBOR + 0.100%, 07/08/19 (d)	5,000,000	5,000,360
Svenska Handelsbanken AB
2.592%, 1M LIBOR + 0.180%, 06/05/20 (d)	3,000,000	3,000,570
2.702%, 1M LIBOR + 0.300%, 10/31/19 (d)	4,000,000	4,002,916
2.792%, 1M LIBOR + 0.380%, 12/10/19 (d)	5,000,000	5,006,165
Toronto-Dominion Bank
2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	3,000,000	3,001,068
2.611%, 1M LIBOR + 0.180%, 06/03/20 (d)	5,000,000	4,999,891
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (d)	10,000,000	9,999,944

		215,503,328

Commercial Paper—2.2%
Agricultural Bank of China 2.570%, 09/11/19	2,980,511	2,983,854
Bank of China, Ltd.
2.640%, 09/09/19	2,980,200	2,984,172
2.670%, 07/16/19	7,946,600	7,989,624
2.670%, 07/17/19	3,973,300	3,994,524
China Construction Bank Corp.
2.620%, 09/03/19	1,489,957	1,492,828
2.650%, 07/26/19	1,987,044	1,995,966
2.685%, 07/03/19	1,986,575	1,999,276

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Industrial & Commercial Bank of China, Ltd. 2.610%, 08/20/19	1,986,660	$1,992,612
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (d)	5,000,000	5,001,265
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (d)	2,000,000	1,999,990
Starbird Funding Corp. 2.600%, 07/01/19	2,999,399	2,999,385
Thunder Bay Funding LLC
2.540%, 1M LIBOR + 0.100%, 12/05/19 (d)	4,000,000	4,000,208
Toronto-Dominion Bank 2.780%, 1M LIBOR + 0.350%, 11/05/19 (d)	2,000,000	2,001,950
Toyota Motor Credit Corp. 2.620%, 08/29/19	14,806,775	14,939,175
Westpac Banking Corp. 2.552%, 1M LIBOR + 0.150%, 05/29/20 (d)	3,999,315	4,000,012

		60,374,841

Repurchase Agreements—2.3%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $5,537,596; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $5,647,266.	5,536,535	5,536,535
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $4,533,018; collateralized by various Common Stock with an aggregate market value of $4,950,000.	4,500,000	4,500,000
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $15,116,325; collateralized by various Common Stock with an aggregate market value of $16,504,086.	15,000,000	15,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $8,021,078; collateralized by various Common Stock with an aggregate market value of $8,800,000.	8,000,000	8,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $4,701,018; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $4,794,001.	4,700,000	4,700,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $600,138; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $612,003.	600,000	600,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $2,800,590; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $2,867,299.	2,800,000	2,800,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $15,007,467; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $16,414,681.	15,000,000	15,000,000
Societe Generale Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $7,801,606; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $8,405,031.	7,800,000	7,800,000

		63,936,535

Time Deposit—0.2%
Royal Bank of Canada 2.500%, 07/01/19	7,000,000	7,000,000

Total Securities Lending Reinvestments (Cost $349,758,678)		349,828,217

Total Investments—113.2% (Cost $2,023,737,142)		3,099,031,935
Other assets and liabilities (net)—(13.2)%		(361,259,655)

Net Assets—100.0%		$2,737,772,280

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $369,591,142 and the collateral received consisted of cash in the amount of $349,513,425 and non-cash collateral with a value of $29,444,127. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$73,354,567	$73,418,530	$—	$146,773,097
Automobiles	40,215,202	—	—	40,215,202
Banks	16,731,094	—	—	16,731,094
Biotechnology	126,262,537	—	—	126,262,537
Capital Markets	25,817,263	—	—	25,817,263
Entertainment	142,124,399	—	—	142,124,399
Equity Real Estate Investment Trusts	44,763,284	—	—	44,763,284
Food & Staples Retailing	55,901,825	—	—	55,901,825
Health Care Equipment & Supplies	96,022,063	—	—	96,022,063
Hotels, Restaurants & Leisure	58,787,495	—	—	58,787,495
Interactive Media & Services	226,025,168	62,891,556	—	288,916,724
Internet & Direct Marketing Retail	245,774,722	—	—	245,774,722
IT Services	337,574,202	25,691,053	—	363,265,255
Life Sciences Tools & Services	54,544,000	—	—	54,544,000
Personal Products	49,451,785	—	—	49,451,785
Pharmaceuticals	43,444,599	—	—	43,444,599
Road & Rail	54,609,982	—	—	54,609,982
Semiconductors & Semiconductor Equipment	109,483,353	—	—	109,483,353
Software	487,642,839	—	—	487,642,839
Specialty Retail	37,142,818	—	—	37,142,818
Technology Hardware, Storage & Peripherals	83,598,241	—	—	83,598,241
Textiles, Apparel & Luxury Goods	88,839,697	41,004,109	—	129,843,806
Total Common Stocks	2,498,111,135	203,005,248	—	2,701,116,383
Total Short-Term Investment*	—	48,087,335	—	48,087,335
Total Securities Lending Reinvestments*	—	349,828,217	—	349,828,217
Total Investments	$2,498,111,135	$600,920,800	$—	$3,099,031,935

Collateral for Securities Loaned (Liability)	$—	$(349,513,425)	$—	$(349,513,425)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$3,099,031,935
Receivable for:
Investments sold	17,070,470
Fund shares sold	178,716
Dividends and interest	634,654

Total Assets	3,116,915,775
Liabilities
Due to custodian	17,070,470
Collateral for securities loaned	349,513,425
Payables for:
Investments purchased	9,887,368
Fund shares redeemed	853,519
Accrued Expenses:
Management fees	1,138,432
Distribution and service fees	180,980
Deferred trustees’ fees	174,743
Other expenses	324,558

Total Liabilities	379,143,495

Net Assets	$2,737,772,280

Net Assets Consist of:
Paid in surplus	$1,467,168,894
Distributable earnings (Accumulated losses)	1,270,603,386

Net Assets	$2,737,772,280

Net Assets
Class A	$1,825,503,267
Class B	897,775,172
Class E	14,493,841
Capital Shares Outstanding*
Class A	122,765,637
Class B	61,577,095
Class E	982,560
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.87
Class B	14.58
Class E	14.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,023,737,142.
(b)	Includes securities loaned at value of $369,591,142.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$11,937,070
Interest	74,778
Securities lending income	584,368

Total investment income	12,596,216
Expenses
Management fees	7,982,051
Administration fees	50,941
Custodian and accounting fees	85,497
Distribution and service fees—Class B	1,092,520
Distribution and service fees—Class E	10,318
Audit and tax services	22,147
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	69,445
Insurance	9,244
Miscellaneous	20,476

Total expenses	9,396,425
Less management fee waiver	(1,063,651)
Less broker commission recapture	(32,799)

Net expenses	8,299,975

Net Investment Income	4,296,241

Net Realized and Unrealized Gain
Net realized gain on:
Investments	195,913,087
Foreign currency transactions	3,217

Net realized gain	195,916,304

Net change in unrealized appreciation on:
Investments	299,600,586
Foreign currency transactions	1,165

Net change in unrealized appreciation	299,601,751

Net realized and unrealized gain	495,518,055

Net Increase in Net Assets From Operations	$499,814,296

(a)	Net of foreign withholding taxes of $272,363.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,296,241	$10,147,286
Net realized gain	195,916,304	395,760,613
Net change in unrealized appreciation (depreciation)	299,601,751	(347,682,082)

Increase in net assets from operations	499,814,296	58,225,817

From Distributions to Shareholders
Class A	(271,532,403)	(285,901,316)
Class B	(133,770,624)	(135,875,410)
Class E	(2,118,834)	(2,173,787)

Total distributions	(407,421,861)	(423,950,513)

Increase (decrease) in net assets from capital share transactions	218,701,098	(94,200,687)

Total increase (decrease) in net assets	311,093,533	(459,925,383)

Net Assets
Beginning of period	2,426,678,747	2,886,604,130

End of period	$2,737,772,280	$2,426,678,747

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,076,046	$17,667,471	3,754,595	$63,688,868
Reinvestments	18,843,331	271,532,403	17,099,361	285,901,316
Redemptions	(9,237,631)	(152,564,626)	(26,652,343)	(471,395,522)

Net increase (decrease)	10,681,746	$136,635,248	(5,798,387)	$(121,805,338)

Class B
Sales	1,723,894	$27,331,208	4,409,354	$72,845,490
Reinvestments	9,467,136	133,770,624	8,264,927	135,875,410
Redemptions	(4,981,835)	(80,785,889)	(10,768,477)	(181,998,176)

Net increase	6,209,195	$80,315,943	1,905,804	$26,722,724

Class E
Sales	90,307	$1,462,968	238,032	$4,078,585
Reinvestments	148,170	2,118,834	130,951	2,173,787
Redemptions	(113,498)	(1,831,895)	(320,539)	(5,370,445)

Net increase	124,979	$1,749,907	48,444	$881,927

Increase (decrease) derived from capital shares transactions		$218,701,098		$(94,200,687)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015		2014
Net Asset Value, Beginning of Period	$14.50		$16.85	$13.25	$15.30		$16.23		$15.82

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.07	0.06	0.05		0.04		0.04
Net realized and unrealized gain (loss)	2.94		0.35	4.71	(0.16)		1.67		1.26

Total income (loss) from investment operations	2.97		0.42	4.77	(0.11)		1.71		1.30

Less Distributions
Distributions from net investment income	(0.08)		(0.06)	(0.05)	(0.04)		(0.05)		(0.04)
Distributions from net realized capital gains	(2.52)		(2.71)	(1.12)	(1.90)		(2.59)		(0.85)

Total distributions	(2.60)		(2.77)	(1.17)	(1.94)		(2.64)		(0.89)

Net Asset Value, End of Period	$14.87		$14.50	$16.85	$13.25		$15.30		$16.23

Total Return (%) (b)	21.03	(c)	0.35	37.32	0.17		10.78		9.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.62	0.62	0.62		0.62		0.62
Net ratio of expenses to average net assets (%) (e)	0.54	(d)	0.54	0.54	0.55		0.54		0.54
Ratio of net investment income to average net assets (%)	0.41	(d)	0.44	0.36	0.35		0.27		0.26
Portfolio turnover rate (%)	17	(c)	26	35	25		28		25
Net assets, end of period (in millions)	$1,825.5		$1,625.6	$1,986.1	$1,786.2		$1,897.1		$2,047.5

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015		2014
Net Asset Value, Beginning of Period	$14.24		$16.59	$13.06	$15.11		$16.05		$15.66

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.03	0.02	0.01		0.00	(f)	0.00 (f)
Net realized and unrealized gain (loss)	2.88		0.35	4.64	(0.16)		1.65		1.25

Total income (loss) from investment operations	2.89		0.38	4.66	(0.15)		1.65		1.25

Less Distributions
Distributions from net investment income	(0.03)		(0.02)	(0.01)	(0.00	)(g)	(0.00	)(g)	(0.01)
Distributions from net realized capital gains	(2.52)		(2.71)	(1.12)	(1.90)		(2.59)		(0.85)

Total distributions	(2.55)		(2.73)	(1.13)	(1.90)		(2.59)		(0.86)

Net Asset Value, End of Period	$14.58		$14.24	$16.59	$13.06		$15.11		$16.05

Total Return (%) (b)	20.89	(c)	0.11	36.99	(0.13)		10.54		8.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(d)	0.87	0.87	0.87		0.87		0.87
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.79	0.79	0.80		0.79		0.79
Ratio of net investment income to average net assets (%)	0.16	(d)	0.19	0.11	0.10		0.02		0.01
Portfolio turnover rate (%)	17	(c)	26	35	25		28		25
Net assets, end of period (in millions)	$897.8		$788.7	$887.0	$776.3		$867.6		$907.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.39		$16.74	$13.17	$15.22	$16.15	$15.75

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.05	0.03	0.03	0.02	0.02
Net realized and unrealized gain (loss)	2.91		0.35	4.69	(0.16)	1.66	1.25

Total income (loss) from investment operations	2.93		0.40	4.72	(0.13)	1.68	1.27

Less Distributions
Distributions from net investment income	(0.05)		(0.04)	(0.03)	(0.02)	(0.02)	(0.02)
Distributions from net realized capital gains	(2.52)		(2.71)	(1.12)	(1.90)	(2.59)	(0.85)

Total distributions	(2.57)		(2.75)	(1.15)	(1.92)	(2.61)	(0.87)

Net Asset Value, End of Period	$14.75		$14.39	$16.74	$13.17	$15.22	$16.15

Total Return (%) (b)	20.92	(c)	0.22	37.12	(0.01)	10.66	8.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.77	0.77	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (e)	0.69	(d)	0.69	0.69	0.70	0.69	0.69
Ratio of net investment income to average net assets (%)	0.26	(d)	0.28	0.21	0.20	0.12	0.11
Portfolio turnover rate (%)	17	(c)	26	35	25	28	25
Net assets, end of period (in millions)	$14.5		$12.3	$13.5	$10.8	$12.6	$12.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2019, the Portfolio had a payment of $17,070,470 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2019 If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2019. The Portfolio’s average overdraft advances during the period ended June 30, 2019 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $48,087,335. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $63,936,535. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$454,747,184	$0	$658,723,712

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$7,982,051	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$2,028,157,162

Gross unrealized appreciation	1,094,410,034
Gross unrealized depreciation	(23,535,261)

Net unrealized appreciation (depreciation)	$1,070,874,773

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$10,269,055	$6,823,313	$413,681,458	$197,511,795	$423,950,513	$204,335,108

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$9,759,883	$397,334,198	$771,277,525	$—	$1,178,371,606

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the Loomis Sayles Small Cap Core Portfolio returned 19.52%, 19.38%, and 19.44%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 16.98%.

MARKET ENVIRONMENT / CONDITIONS

Stocks staged a remarkable rally to begin 2019, resulting in one of the best starts to a calendar year in decades regaining much of the ground lost during the fourth quarter of 2018. The rebound centered upon more dovish comments and policy from the Federal Reserve (“Fed”) regarding the path forward in interest rate normalization. This marked a notable reversal from the policy direction in late 2018, and seemed to stem from a modest downshift in global economic trends near the beginning of the year. With fears of potential Fed policy headwinds abated, interest rates declined across the yield curve and expanded valuation multiples drove equities higher. After a remarkable rally during the first nine weeks of 2019, U.S. stocks then trended flat to down through late May, reflecting softening global economic data, concerns over the Fed having “over tightened” in 2018, and heightened activity and rhetoric in regard to international trade and tariffs. By early June however, expectations for future easing by the Fed became the prevailing consensus belief, resulting in a downward shift in interest rates again and a re-steepening of the yield curve and a healthy recovery in stock prices to finish the quarter. U.S. stocks finished significantly higher for the period across all market cap ranges and investment styles. Of note was the outperformance of large cap stocks over small caps, with the S&P 500 Index up 18.5% for the period versus a 17.0% return of the small cap Russell 2000 Index, while growth stocks continued their dominance over value stocks across all market capitalizations. For the first six months of the year, small cap growth stocks as measured by the Russell 2000 Growth Index returned 20.4% compared to the Russell 2000 Value Index return of 13.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Small Cap Core Portfolio outperformed the Russell 2000 Index, net of fees, during the six months ended June 30, 2019. The Portfolio began the year with a slight performance advantage over the Index but as the second quarter unfolded, relative performance steadily improved as the market rewarded the stocks in the Portfolio. From a macro perspective, the Portfolio benefitted from being positioned in the upper half of the capitalization range as well as owning stocks with good profitability characteristics (such as high return on equity) while avoiding stocks with negative earnings which lagged the market. Over the six month period, stock selection was the primary driver of positive relative return versus the Index, while sector allocation had a small but positive effect. Good stock selection contributed to relative return in almost every economic sector with particular strength in the Industrials, Consumer Discretionary, Information Technology (“IT”) and Financials sectors while an overweight position in the Industrials and IT sectors added relative return as those were the two best performing sectors in the Index. The Health Care sector detracted from performance due to weak stock selection as did an overweight to the underperforming Consumer Staples sector.

The Portfolio’s top individual contributors include Euronet Worldwide, Armstrong World Industries and Catalent Inc. Euronet provides electronic financial transaction solutions worldwide offering money transfer (similar to Western Union) and managing ATM networks for itself and others. The company experienced strong performance in all of their operating segments, although electronic funds transfer has been especially strong in the wake of VISA permitting dynamic currency conversion on transactions globally. Armstrong World Industries is the global leader in commercial and residential ceiling and wall design and manufacturing. The stock performed well as a result of improving financial performance from new product introductions in its Mineral Fiber division, growing success from its Architectural Specialties division, and small acquisitions to complement its existing business. Catalent is the largest contract manufacturer of final dosage form drug compounds globally and has expanded its manufacturing and formulation expertise in biologics compounds. The company’s acquisition of Paragon Bioservices, a leading viral vector development and manufacturing company, was well received by investors.

The largest detractors to performance on a security level were Urban Outfitters, Green Dot Corporation and Vocera Communications. Urban Outfitters sells apparel and home merchandise mostly through its own retail stores and e-commerce sites. The company reported very disappointing first quarter results, and projected a weak financial outlook for the second quarter. Consumer finance company Green Dot reported results that were ahead of expectations for the most part, however guidance was disappointing. Growth was expected to moderate, particularly in active card users, and investors reacted negatively. Vocera Communications provides voice communication solutions for mobile workers primarily in the healthcare field. The cause of the downward volatility on the stock was a much more cautious view on 2019 revenue and earnings due to a product upgrade cycle and the possible disruption to the business as a result.

During the period, we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions included Arcosa Inc., Americold Realty Trust and ASGN Inc. Arcosa is a spin-off from Trinity Industries representing the specialty aggregates, rail components and inland barge construction businesses and stands to benefit from the expanding market for rail components and inland barges. Americold is the only publicly traded REIT focused on temperature controlled storage and food distribution and has created competitive advantages by using technology and logistics to become a value added part of the supply chain. ASGN is an IT and professional services staffing company and offers a differentiated service by providing project and budget tracking capabilities. Positions eliminated included:

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

CommVault Systems, Vocera Communications, and Green Dot Corp. CommVault provides mission critical software applications designed to protect and manage enterprise data and has been facing increasing competitive threats through new start-up companies in addition to challenges due to changes in the company’s sales force. The positions in Vocera Communications and Green Dot Corp were both sold after they triggered our stop-loss.

We manage the Portfolio in a bottom up fashion focusing on selecting stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s investment potential, but we do not make portfolio or sector changes using a macro lens. Sector weight changes during the period ended June 30, 2019 were modest and reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our weights in the IT and Financials sectors were reduced and our weights in the Industrials and Consumer Discretionary sectors increased.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwatz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	19.52	0.78	7.85	14.41
Class B	19.38	0.53	7.58	14.13
Class E	19.44	0.62	7.69	14.24
Russell 2000 Index	16.98	-3.31	7.06	13.45

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Harsco Corp.	1.2
ALLETE, Inc.	0.9
Viad Corp.	0.9
Apergy Corp.	0.9
Aerojet Rocketdyne Holdings, Inc.	0.8
Ingevity Corp.	0.8
Churchill Downs, Inc.	0.8
Nomad Foods, Ltd.	0.8
Chemical Financial Corp.	0.8
Littelfuse, Inc.	0.8

Top Sectors

% of Net Assets
Industrials	19.9
Financials	18.6
Information Technology	16.1
Health Care	11.6
Consumer Discretionary	11.4
Real Estate	5.3
Consumer Staples	3.5
Utilities	3.4
Communication Services	2.9
Materials	2.9

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.90%	$1,000.00	$1,195.20	$4.90
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

Class B (a)	Actual	1.15%	$1,000.00	$1,193.80	$6.26
	Hypothetical*	1.15%	$1,000.00	$1,019.09	$5.76

Class E (a)	Actual	1.05%	$1,000.00	$1,194.40	$5.71
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
AAR Corp.	30,384	$1,117,827
Aerojet Rocketdyne Holdings, Inc. (a) (b)	80,335	3,596,598
Astronics Corp. (a)	27,856	1,120,368
BWX Technologies, Inc. (b)	28,779	1,499,386
Hexcel Corp.	23,186	1,875,284
Mercury Systems, Inc. (a)	27,880	1,961,358

		11,170,821

Air Freight & Logistics—0.2%
Air Transport Services Group, Inc. (a)	39,420	961,848

Auto Components—1.8%
Cooper Tire & Rubber Co. (b)	53,136	1,676,441
Fox Factory Holding Corp. (a)	34,239	2,825,060
LCI Industries	17,255	1,552,950
Stoneridge, Inc. (a)	44,914	1,417,036

		7,471,487

Banks—10.8%
Ameris Bancorp	50,596	1,982,857
BancorpSouth Bank	83,888	2,436,108
Bank OZK	39,676	1,193,851
Bryn Mawr Bank Corp.	59,197	2,209,232
Carolina Financial Corp.	27,114	951,430
Cathay General Bancorp	64,852	2,328,835
CenterState Bank Corp.	83,285	1,918,054
Chemical Financial Corp.	83,427	3,429,684
CVB Financial Corp.	110,656	2,327,096
First Financial Bancorp	90,458	2,190,893
First Financial Bankshares, Inc. (b)	55,236	1,700,716
Home BancShares, Inc. (b)	129,552	2,495,172
Iberiabank Corp.	35,130	2,664,610
PacWest Bancorp (b)	53,740	2,086,724
Pinnacle Financial Partners, Inc.	37,880	2,177,342
Popular, Inc.	57,298	3,107,843
Prosperity Bancshares, Inc.	42,944	2,836,451
Signature Bank	15,796	1,908,789
Texas Capital Bancshares, Inc. (a)	15,434	947,185
Triumph Bancorp, Inc. (a)	78,995	2,294,805
Wintrust Financial Corp.	40,182	2,939,715

		46,127,392

Beverages—0.5%
Cott Corp.	156,629	2,090,997

Biotechnology—2.1%
Aimmune Therapeutics, Inc. (a) (b)	38,854	808,940
Argenx SE (ADR) (a) (b)	10,965	1,552,425
Blueprint Medicines Corp. (a)	13,066	1,232,516
Genomic Health, Inc. (a)	21,044	1,224,129
Repligen Corp. (a) (b)	14,896	1,280,311
Ultragenyx Pharmaceutical, Inc. (a)	11,542	732,917
United Therapeutics Corp. (a)	12,826	1,001,198
Xencor, Inc. (a)	27,297	1,117,266

		8,949,702

Building Products—1.9%
AAON, Inc. (b)	32,092	1,610,377
American Woodmark Corp. (a)	16,146	1,366,274
Armstrong World Industries, Inc.	34,125	3,316,950
Trex Co., Inc. (a) (b)	24,639	1,766,616

		8,060,217

Capital Markets—1.0%
Donnelley Financial Solutions, Inc. (a)	122,388	1,632,656
Stifel Financial Corp.	46,489	2,745,640

		4,378,296

Chemicals—2.6%
AdvanSix, Inc. (a)	78,722	1,923,178
Ashland Global Holdings, Inc.	22,086	1,766,217
Cabot Corp.	40,908	1,951,721
Ingevity Corp. (a)	33,621	3,535,921
WR Grace & Co.	26,112	1,987,384

		11,164,421

Commercial Services & Supplies—2.7%
Clean Harbors, Inc. (a)	33,861	2,407,517
IAA, Inc. (a)	62,203	2,412,232
KAR Auction Services, Inc.	62,203	1,555,075
Kimball International, Inc. - Class B	74,366	1,296,200
Viad Corp.	58,200	3,855,168

		11,526,192

Communications Equipment—0.7%
Digi International, Inc. (a)	95,393	1,209,583
Viavi Solutions, Inc. (a)	119,300	1,585,497

		2,795,080

Construction & Engineering—0.8%
Arcosa, Inc.	66,800	2,513,684
Primoris Services Corp.	49,351	1,032,916

		3,546,600

Distributors—0.9%
Core-Mark Holding Co., Inc.	36,634	1,455,103
Pool Corp.	11,958	2,283,978

		3,739,081

Diversified Consumer Services—2.6%
Bright Horizons Family Solutions, Inc. (a)	11,154	1,682,804
Chegg, Inc. (a) (b)	44,132	1,703,054
frontdoor, Inc. (a)	47,665	2,075,811
Grand Canyon Education, Inc. (a)	18,671	2,184,880
Laureate Education, Inc. - Class A (a)	102,109	1,604,132
ServiceMaster Global Holdings, Inc. (a)	38,385	1,999,475

		11,250,156

Diversified Financial Services—0.6%
Cannae Holdings, Inc. (a)	89,256	2,586,639

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—1.4%
Bandwidth, Inc. - Class A (a)	15,167	$1,137,828
Cogent Communications Holdings, Inc.	26,396	1,566,867
GCI Liberty, Inc. - Class A (a) (b)	53,435	3,284,115

		5,988,810

Electric Utilities—0.9%
ALLETE, Inc.	48,118	4,003,899

Electrical Equipment—0.9%
Generac Holdings, Inc. (a)	31,090	2,157,957
TPI Composites, Inc. (a) (b)	74,238	1,835,163

		3,993,120

Electronic Equipment, Instruments & Components—2.5%
Kimball Electronics, Inc. (a)	38,991	633,214
Littelfuse, Inc.	18,772	3,320,954
Methode Electronics, Inc.	57,982	1,656,546
Novanta, Inc. (a)	18,877	1,780,101
Rogers Corp. (a)	11,165	1,926,856
TTM Technologies, Inc. (a) (b)	142,903	1,457,611

		10,775,282

Energy Equipment & Services—1.7%
Apergy Corp. (a)	111,890	3,752,791
C&J Energy Services, Inc. (a)	56,440	664,863
Cactus, Inc. - Class A (a)	40,939	1,355,900
DMC Global, Inc.	12,270	777,304
KLX Energy Services Holdings, Inc. (a)	42,127	860,655

		7,411,513

Entertainment—0.6%
IMAX Corp. (a)	65,011	1,313,222
Liberty Braves Group - Class C (a)	46,198	1,292,158

		2,605,380

Equity Real Estate Investment Trusts—5.3%
American Campus Communities, Inc.	38,783	1,790,223
Americold Realty Trust	65,646	2,128,243
Corepoint Lodging, Inc.	64,095	794,137
CubeSmart	63,463	2,122,203
CyrusOne, Inc. (b)	31,272	1,805,020
Essential Properties Realty Trust, Inc.	87,305	1,749,592
JBG SMITH Properties	57,281	2,253,435
National Retail Properties, Inc. (b)	31,847	1,688,209
Outfront Media, Inc.	48,500	1,250,815
Retail Opportunity Investments Corp.	134,574	2,305,253
Rexford Industrial Realty, Inc.	65,662	2,650,775
Ryman Hospitality Properties, Inc.	25,498	2,067,633

		22,605,538

Food & Staples Retailing—0.3%
Chefs’ Warehouse, Inc. (The) (a)	34,553	1,211,774

Food Products—2.7%
Darling Ingredients, Inc. (a)	78,726	1,565,860

Food Products—(Continued)
Freshpet, Inc. (a) (b)	40,939	1,863,134
J&J Snack Foods Corp.	15,915	2,561,519
Nomad Foods, Ltd. (a)	162,805	3,477,515
Post Holdings, Inc. (a)	19,974	2,076,697

		11,544,725

Health Care Equipment & Supplies—3.8%
AtriCure, Inc. (a)	48,721	1,453,835
Avanos Medical, Inc. (a)	45,994	2,005,798
CONMED Corp.	19,565	1,674,177
Insulet Corp. (a) (b)	20,256	2,418,161
Merit Medical Systems, Inc. (a)	28,217	1,680,605
Penumbra, Inc. (a) (b)	7,255	1,160,800
Quidel Corp. (a)	27,030	1,603,420
Varex Imaging Corp. (a)	68,337	2,094,529
Wright Medical Group NV (a) (b)	63,887	1,905,110

		15,996,435

Health Care Providers & Services—1.5%
Amedisys, Inc. (a)	12,040	1,461,776
AMN Healthcare Services, Inc. (a)	35,597	1,931,137
BioTelemetry, Inc. (a)	24,590	1,184,009
LHC Group, Inc. (a) (b)	14,495	1,733,312

		6,310,234

Health Care Technology—0.7%
HMS Holdings Corp. (a)	36,920	1,195,839
Medidata Solutions, Inc. (a)	17,498	1,583,744

		2,779,583

Hotels, Restaurants & Leisure—2.9%
Churchill Downs, Inc.	30,462	3,505,262
Cracker Barrel Old Country Store, Inc. (b)	7,288	1,244,280
Marriott Vacations Worldwide Corp.	28,405	2,738,242
Planet Fitness, Inc. - Class A (a)	25,542	1,850,263
PlayAGS, Inc. (a)	54,350	1,057,108
Wingstop, Inc.	22,300	2,112,925

		12,508,080

Household Durables—0.5%
Helen of Troy, Ltd. (a) (b)	15,831	2,067,370

Independent Power and Renewable Electricity Producers—1.3%
NextEra Energy Partners LP (b)	56,995	2,750,009
Vistra Energy Corp.	114,360	2,589,110

		5,339,119

Industrial Conglomerates—0.5%
Raven Industries, Inc.	59,151	2,122,338

Insurance—4.3%
Employers Holdings, Inc.	65,494	2,768,431
First American Financial Corp.	48,823	2,621,795
Goosehead Insurance, Inc. - Class A (b)	43,869	2,096,938

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
James River Group Holdings, Ltd.	21,495	$1,008,116
Kinsale Capital Group, Inc.	29,752	2,721,713
ProAssurance Corp.	47,449	1,713,384
Reinsurance Group of America, Inc.	19,152	2,988,287
Stewart Information Services Corp.	19,533	790,891
Trupanion, Inc. (a) (b)	42,826	1,547,303

		18,256,858

Internet & Direct Marketing Retail—0.3%
Qurate Retail, Inc. (a)	103,173	1,278,313

IT Services—5.5%
Conduent, Inc. (a)	145,416	1,394,540
CSG Systems International, Inc.	39,060	1,907,300
Euronet Worldwide, Inc. (a)	19,030	3,201,607
EVERTEC, Inc.	35,350	1,155,945
Evo Payments, Inc. - Class A (a) (b)	50,764	1,600,589
Genpact, Ltd.	82,491	3,142,082
InterXion Holding NV (a)	28,324	2,155,173
Perspecta, Inc.	82,286	1,926,315
Virtusa Corp. (a)	31,196	1,386,038
WEX, Inc. (a)	14,178	2,950,442
WNS Holdings, Ltd. (ADR) (a)	40,832	2,417,254

		23,237,285

Leisure Products—0.2%
Malibu Boats, Inc. - Class A (a)	23,161	899,805

Life Sciences Tools & Services—1.5%
Adaptive Biotechnologies Corp. (a)	17,617	850,901
Cambrex Corp. (a)	45,069	2,109,680
NeoGenomics, Inc. (a) (b)	59,750	1,310,915
PRA Health Sciences, Inc. (a)	20,954	2,077,589

		6,349,085

Machinery—5.8%
Alamo Group, Inc.	21,639	2,162,385
Albany International Corp. - Class A	26,264	2,177,548
Altra Industrial Motion Corp.	58,315	2,092,342
Chart Industries, Inc. (a)	21,881	1,682,211
Columbus McKinnon Corp.	60,543	2,540,990
Harsco Corp. (a)	185,783	5,097,885
John Bean Technologies Corp.	13,507	1,636,103
Kadant, Inc.	24,343	2,210,588
Kornit Digital, Ltd. (a)	47,020	1,488,653
Proto Labs, Inc. (a)	12,984	1,506,404
RBC Bearings, Inc. (a)	11,818	1,971,361

		24,566,470

Marine—0.4%
Kirby Corp. (a)	20,458	1,616,182

Media—0.9%
Gray Television, Inc. (a)	149,817	2,455,501
John Wiley & Sons, Inc. - Class A	30,665	1,406,297

		3,861,798

Metals & Mining—0.3%
Ferroglobe Representation & Warranty Insurance Trust (a)	141,548	0
Haynes International, Inc.	37,282	1,185,940

		1,185,940

Multi-Utilities—1.2%
MDU Resources Group, Inc.	81,083	2,091,941
NorthWestern Corp. (b)	42,410	3,059,882

		5,151,823

Multiline Retail—0.3%
Big Lots, Inc. (b)	50,203	1,436,308

Oil, Gas & Consumable Fuels—0.7%
SRC Energy, Inc. (a)	203,619	1,009,950
Viper Energy Partners LP	62,768	1,934,510

		2,944,460

Pharmaceuticals—2.1%
Catalent, Inc. (a)	55,032	2,983,285
Horizon Therapeutics plc (a)	44,280	1,065,377
MyoKardia, Inc. (a) (b)	14,297	716,852
Reata Pharmaceuticals, Inc. - Class A (a) (b)	10,358	977,277
Supernus Pharmaceuticals, Inc. (a)	70,814	2,343,235
Zogenix, Inc. (a)	17,649	843,269

		8,929,295

Professional Services—2.5%
ASGN, Inc. (a)	33,898	2,054,219
Clarivate Analytics plc (a) (b)	88,513	1,361,330
Huron Consulting Group, Inc. (a)	27,774	1,399,254
ICF International, Inc.	18,844	1,371,843
Insperity, Inc.	22,037	2,691,599
Korn/Ferry International	48,732	1,952,692

		10,830,937

Road & Rail—1.0%
Genesee & Wyoming, Inc. - Class A (a)	25,532	2,553,200
Old Dominion Freight Line, Inc.	11,243	1,678,130

		4,231,330

Semiconductors & Semiconductor Equipment—2.0%
Advanced Energy Industries, Inc. (a)	36,828	2,072,311
Mellanox Technologies, Ltd. (a)	18,748	2,074,841
Monolithic Power Systems, Inc.	12,229	1,660,454
Silicon Laboratories, Inc. (a)	15,512	1,603,941
Versum Materials, Inc.	22,528	1,161,994

		8,573,541

Software—5.1%
ACI Worldwide, Inc. (a)	37,928	1,302,448
Cornerstone OnDemand, Inc. (a)	18,442	1,068,345
Envestnet, Inc. (a)	26,248	1,794,576
Five9, Inc. (a)	35,588	1,825,308
Globant S.A. (a)	13,129	1,326,685

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Guidewire Software, Inc. (a)	15,881	$1,610,016
HubSpot, Inc. (a) (b)	9,898	1,687,807
LogMeIn, Inc.	18,215	1,342,081
Mimecast, Ltd. (a)	33,404	1,560,301
PROS Holdings, Inc. (a)	12,065	763,232
Q2 Holdings, Inc. (a)	25,221	1,925,876
Rapid7, Inc. (a)	33,446	1,934,517
RealPage, Inc. (a) (b)	28,857	1,698,234
Verint Systems, Inc. (a)	38,164	2,052,460

		21,891,886

Specialty Retail—1.2%
Aaron’s, Inc.	40,040	2,458,856
National Vision Holdings, Inc. (a) (b)	31,205	958,930
Urban Outfitters, Inc. (a)	68,424	1,556,646

		4,974,432

Technology Hardware, Storage & Peripherals—0.4%
Cray, Inc. (a)	42,608	1,483,611

Textiles, Apparel & Luxury Goods—0.7%
Columbia Sportswear Co.	18,400	1,842,944
Steven Madden, Ltd.	39,223	1,331,621

		3,174,565

Thrifts & Mortgage Finance—1.8%
Essent Group, Ltd. (a)	24,089	1,131,942
Federal Agricultural Mortgage Corp. - Class C	21,608	1,570,037
Meta Financial Group, Inc.	62,223	1,745,355
NMI Holdings, Inc. - Class A (a)	47,455	1,347,248
OceanFirst Financial Corp.	78,960	1,962,156

		7,756,738

Trading Companies & Distributors—0.5%
SiteOne Landscape Supply, Inc. (a) (b)	28,791	1,995,216

Total Common Stocks (Cost $294,705,654)		417,708,007

Short-Term Investment—2.1%

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $8,928,084; collateralized by U.S. Treasury Note at 2.375%, maturing 03/15/22, with a market value of $9,107,414.	8,927,192	8,927,192

Total Short-Term Investments (Cost $8,927,192)		8,927,192

Securities Lending Reinvestments (c)—9.7%
Security Description	Principal Amount*	Value

Certificates of Deposit—3.3%
Banco Santander S.A. 2.590%, 07/16/19	1,000,000	$1,000,129
Barclays Bank plc 2.950%, 08/02/19	1,000,000	1,000,526
BNP Paribas S.A. New York 2.534%, 1M LIBOR + 0.140%, 09/16/19 (d)	1,500,000	1,500,063
2.615%, 3M LIBOR + 0.050%, 11/06/19 (d)	1,000,000	1,000,368
Credit Industriel et Commercial 2.600%, 1M LIBOR + 0.160%, 01/03/20 (d)	1,000,000	1,000,161
Industrial & Commercial Bank of China, Ltd. 2.630%, 08/28/19	1,000,000	1,000,328
2.670%, 07/25/19	1,000,000	1,000,194
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/09/19	993,475	997,270
Mizuho Bank, Ltd. 2.573%, 1M LIBOR + 0.160%, 09/12/19 (d)	1,000,000	1,000,258
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/08/19	986,362	997,340
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (d)	1,000,000	1,000,135
Wells Fargo Bank N.A. 2.721%, 3M LIBOR + 0.140%, 07/11/19 (d)	2,500,000	2,499,878

		13,996,650

Commercial Paper—1.3%
Bank of China, Ltd. 2.670%, 07/16/19	993,325	998,703
China Construction Bank Corp. 2.650%, 07/26/19	993,522	997,983
2.685%, 07/03/19	1,489,931	1,499,457
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (d)	1,000,000	1,000,199
Toronto-Dominion Bank 2.780%, 1M LIBOR + 0.350%, 11/05/19 (d)	1,000,000	1,000,975

		5,497,317

Repurchase Agreements—5.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $3,641,613; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $3,713,733.	3,640,915	3,640,915
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.460%, due on 07/01/19 with a maturity value of $3,000,615; collateralized by various Common Stock with an aggregate market value of $3,300,001.	3,000,000	3,000,000
Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $201,467; collateralized by various Common Stock with an aggregate market value of $220,000.	200,000	200,000

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $4,031,020; collateralized by various Common Stock with an aggregate market value of $4,401,090.	4,000,000	$4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $1,002,635; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $200,537; collateralized by various Common Stock with an aggregate market value of $220,000.	200,000	200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $1,300,282; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $1,326,000.	1,300,000	1,300,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $100,023; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $102,001.	100,000	100,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $800,169; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $819,228.	800,000	800,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $2,000,996; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $2,188,624.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $2,200,453; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $2,370,650.	2,200,000	2,200,000
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $2,500,515; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $2,693,920.	2,500,000	2,500,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of 1,000,486; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,077,568.	1,000,000	1,000,000

		21,940,915

Total Securities Lending Reinvestments (Cost $41,432,110)		41,434,882

Total Investments—109.8% (Cost $345,064,956)		468,070,081
Other assets and liabilities (net)—(9.8)%		(41,785,244)

Net Assets—100.0%		$426,284,837

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $41,666,498 and the collateral received consisted of cash in the amount of $41,397,531 and non-cash collateral with a value of $859,805. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$11,170,821	$—	$—	$11,170,821
Air Freight & Logistics	961,848	—	—	961,848
Auto Components	7,471,487	—	—	7,471,487
Banks	46,127,392	—	—	46,127,392
Beverages	2,090,997	—	—	2,090,997
Biotechnology	8,949,702	—	—	8,949,702
Building Products	8,060,217	—	—	8,060,217
Capital Markets	4,378,296	—	—	4,378,296
Chemicals	11,164,421	—	—	11,164,421
Commercial Services & Supplies	11,526,192	—	—	11,526,192
Communications Equipment	2,795,080	—	—	2,795,080
Construction & Engineering	3,546,600	—	—	3,546,600
Distributors	3,739,081	—	—	3,739,081
Diversified Consumer Services	11,250,156	—	—	11,250,156
Diversified Financial Services	2,586,639	—	—	2,586,639
Diversified Telecommunication Services	5,988,810	—	—	5,988,810
Electric Utilities	4,003,899	—	—	4,003,899
Electrical Equipment	3,993,120	—	—	3,993,120
Electronic Equipment, Instruments & Components	10,775,282	—	—	10,775,282
Energy Equipment & Services	7,411,513	—	—	7,411,513
Entertainment	2,605,380	—	—	2,605,380
Equity Real Estate Investment Trusts	20,855,946	—	—	20,855,946
Food & Staples Retailing	1,211,774	—	—	1,211,774
Food Products	11,544,725	—	—	11,544,725
Health Care Equipment & Supplies	15,996,435	—	—	15,996,435
Health Care Providers & Services	6,310,234	—	—	6,310,234
Health Care Technology	2,779,583	—	—	2,779,583
Hotels, Restaurants & Leisure	12,508,080	—	—	12,508,080
Household Durables	2,067,370	—	—	2,067,370
Independent Power and Renewable Electricity Producers	5,339,119	—	—	5,339,119
Industrial Conglomerates	2,122,338	—	—	2,122,338
Insurance	18,256,858	—	—	18,256,858
Internet & Direct Marketing Retail	1,278,313	—	—	1,278,313
IT Services	23,237,285	—	—	23,237,285
Leisure Products	899,805	—	—	899,805
Life Sciences Tools & Services	6,349,085	—	—	6,349,085
Machinery	24,566,470	—	—	24,566,470
Marine	1,616,182	—	—	1,616,182
Media	3,861,798	—	—	3,861,798
Metals & Mining	1,185,940	0	—	1,185,940
Multi-Utilities	5,151,823	—	—	5,151,823

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Multiline Retail	$1,436,308	$—	$—	$1,436,308
Oil, Gas & Consumable Fuels	2,944,460	—	—	2,944,460
Pharmaceuticals	8,929,295	—	—	8,929,295
Professional Services	10,830,937	—	—	10,830,937
Real Estate Management & Development	1,749,592	—	—	1,749,592
Road & Rail	4,231,330	—	—	4,231,330
Semiconductors & Semiconductor Equipment	8,573,541	—	—	8,573,541
Software	21,891,886	—	—	21,891,886
Specialty Retail	4,974,432	—	—	4,974,432
Technology Hardware, Storage & Peripherals	1,483,611	—	—	1,483,611
Textiles, Apparel & Luxury Goods	3,174,565	—	—	3,174,565
Thrifts & Mortgage Finance	7,756,738	—	—	7,756,738
Trading Companies & Distributors	1,995,216	—	—	1,995,216
Total Common Stocks	417,708,007	0	—	417,708,007
Total Short-Term Investment*	—	8,927,192	—	8,927,192
Total Securities Lending Reinvestments*	—	41,434,882	—	41,434,882
Total Investments	$417,708,007	$50,362,074	$—	$468,070,081

Collateral for Securities Loaned (Liability)	$—	$(41,397,531)	$—	$(41,397,531)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$468,070,081
Receivable for:
Investments sold	2,244,889
Fund shares sold	8,280
Dividends and interest	254,757

Total Assets	470,578,007
Liabilities
Collateral for securities loaned	41,397,531
Payables for:
Investments purchased	2,132,765
Fund shares redeemed	194,246
Accrued Expenses:
Management fees	280,932
Distribution and service fees	31,958
Deferred trustees’ fees	126,759
Other expenses	128,979

Total Liabilities	44,293,170

Net Assets	$426,284,837

Net Assets Consist of:
Paid in surplus	$288,486,467
Distributable earnings (Accumulated losses)	137,798,370

Net Assets	$426,284,837

Net Assets
Class A	$256,305,896
Class B	144,480,079
Class E	25,498,862
Capital Shares Outstanding*
Class A	1,024,398
Class B	615,666
Class E	105,722
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$250.20
Class B	234.67
Class E	241.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $345,064,956.
(b)	Includes securities loaned at value of $41,666,498.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$2,164,455
Interest	56,911
Securities lending income	141,094

Total investment income	2,362,460
Expenses
Management fees	1,874,544
Administration fees	14,483
Custodian and accounting fees	24,766
Distribution and service fees—Class B	178,963
Distribution and service fees—Class E	18,728
Audit and tax services	22,147
Legal	22,462
Trustees’ fees and expenses	31,323
Shareholder reporting	35,743
Insurance	1,521
Miscellaneous	6,515

Total expenses	2,231,195
Less management fee waiver	(158,694)
Less broker commission recapture	(7,990)

Net expenses	2,064,511

Net Investment Income	297,949

Net Realized and Unrealized Gain
Net realized gain on investments	14,279,883

Net change in unrealized appreciation on investments	58,054,408

Net realized and unrealized gain	72,334,291

Net Increase in Net Assets From Operations	$72,632,240

(a)	Net of foreign withholding taxes of $6,257.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$297,949	$710,295
Net realized gain	14,279,883	43,535,043
Net change in unrealized appreciation (depreciation)	58,054,408	(89,313,058)

Increase (decrease) in net assets from operations	72,632,240	(45,067,720)

From Distributions to Shareholders
Class A	(25,884,110)	(27,661,814)
Class B	(15,417,579)	(17,342,821)
Class E	(2,653,527)	(3,031,392)

Total distributions	(43,955,216)	(48,036,027)

Increase (decrease) in net assets from capital share transactions	19,872,582	(4,654,482)

Total increase (decrease) in net assets	48,549,606	(97,758,229)

Net Assets
Beginning of period	377,735,231	475,493,460

End of period	$426,284,837	$377,735,231

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	6,576	$1,718,906	16,347	$4,466,196
Reinvestments	106,291	25,884,110	97,804	27,661,814
Redemptions	(47,840)	(12,565,699)	(100,405)	(28,654,796)

Net increase	65,027	$15,037,317	13,746	$3,473,214

Class B
Sales	6,813	$1,629,220	19,187	$4,858,923
Reinvestments	67,493	15,417,579	64,785	17,342,821
Redemptions	(52,757)	(13,245,459)	(104,241)	(28,540,326)

Net increase (decrease)	21,549	$3,801,340	(20,269)	$(6,338,582)

Class E
Sales	410	$100,885	3,267	$847,332
Reinvestments	11,303	2,653,527	11,062	3,031,392
Redemptions	(6,737)	(1,720,487)	(20,683)	(5,667,838)

Net increase (decrease)	4,976	$1,033,925	(6,354)	$(1,789,114)

Increase (decrease) derived from capital shares transactions		$19,872,582		$(4,654,482)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018		2017	2016	2015	2014
Net Asset Value, Beginning of Period	$233.39		$290.82		$270.77	$250.78	$290.12	$322.61

Income (Loss) from Investment Operations
Net investment income (a)	0.31		0.72		0.48	1.15 (b)	1.19	0.91
Net realized and unrealized gain (loss)	44.49		(27.59)		38.81	43.25	(2.32)	8.06

Total income (loss) from investment operations	44.80		(26.87)		39.29	44.40	(1.13)	8.97

Less Distributions
Distributions from net investment income	(0.08)		(0.06)		(0.83)	(0.85)	(0.46)	(0.14)
Distributions from net realized capital gains	(27.91)		(30.50)		(18.41)	(23.56)	(37.75)	(41.32)

Total distributions	(27.99)		(30.56)		(19.24)	(24.41)	(38.21)	(41.46)

Net Asset Value, End of Period	$250.20		$233.39		$290.82	$270.77	$250.78	$290.12

Total Return (%) (c)	19.52	(d)	(11.07)		15.24	19.27	(1.50)	3.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(e)	0.96		0.96	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (f)	0.90	(e)	0.88		0.89	0.88	0.88	0.88
Ratio of net investment income to average net assets (%)	0.24	(e)	0.25		0.17	0.47 (b)	0.43	0.31
Portfolio turnover rate (%)	16	(d)	30		28	34	36	35
Net assets, end of period (in millions)	$256.3		$223.9		$275.0	$261.9	$241.5	$269.1

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018		2017	2016	2015	2014
Net Asset Value, Beginning of Period	$220.60		$277.03		$258.82	$240.67	$280.08	$313.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.00	)(g)	(0.21)	0.51 (b)	0.48	0.18
Net realized and unrealized gain (loss)	42.00		(25.93)		37.02	41.37	(2.14)	7.73

Total income (loss) from investment operations	41.98		(25.93)		36.81	41.88	(1.66)	7.91

Less Distributions
Distributions from net investment income	0.00		0.00		(0.19)	(0.17)	0.00	0.00
Distributions from net realized capital gains	(27.91)		(30.50)		(18.41)	(23.56)	(37.75)	(41.32)

Total distributions	(27.91)		(30.50)		(18.60)	(23.73)	(37.75)	(41.32)

Net Asset Value, End of Period	$234.67		$220.60		$277.03	$258.82	$240.67	$280.08

Total Return (%) (c)	19.38	(d)	(11.30)		14.96	18.97	(1.74)	3.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.23	(e)	1.21		1.21	1.21	1.21	1.21
Net ratio of expenses to average net assets (%) (f)	1.15	(e)	1.13		1.14	1.13	1.13	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.01	)(e)	(0.00	)(h)	(0.08)	0.22 (b)	0.18	0.06
Portfolio turnover rate (%)	16	(d)	30		28	34	36	35
Net assets, end of period (in millions)	$144.5		$131.1		$170.2	$167.5	$157.9	$179.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$225.95		$282.79	$263.82	$244.89	$284.11	$317.10

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.27	0.05	0.76 (b)	0.76	0.46
Net realized and unrealized gain (loss)	43.04		(26.61)	37.77	42.15	(2.23)	7.87

Total income (loss) from investment operations	43.15		(26.34)	37.82	42.91	(1.47)	8.33

Less Distributions
Distributions from net investment income	0.00		0.00	(0.44)	(0.42)	0.00	0.00
Distributions from net realized capital gains	(27.91)		(30.50)	(18.41)	(23.56)	(37.75)	(41.32)

Total distributions	(27.91)		(30.50)	(18.85)	(23.98)	(37.75)	(41.32)

Net Asset Value, End of Period	$241.19		$225.95	$282.79	$263.82	$244.89	$284.11

Total Return (%) (c)	19.44	(d)	(11.21)	15.07	19.09	(1.64)	3.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	(e)	1.11	1.11	1.11	1.11	1.11
Net ratio of expenses to average net assets (%) (f)	1.05	(e)	1.03	1.04	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	0.09	(e)	0.10	0.02	0.31 (b)	0.28	0.16
Portfolio turnover rate (%)	16	(d)	30	28	34	36	35
Net assets, end of period (in millions)	$25.5		$22.8	$30.3	$30.9	$29.1	$33.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.03 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $8,927,192. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $21,940,915. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$64,263,198	$0	$87,247,768

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$1,874,544	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$344,743,192

Gross unrealized appreciation	134,528,681
Gross unrealized depreciation	(11,201,792)

Net unrealized appreciation (depreciation)	$123,326,889

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$469,010	$931,074	$47,567,017	$30,355,047	$48,036,027	$31,286,121

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$386,930	$43,573,565	$65,272,481	$—	$109,232,976

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-20

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 22.00%, 21.85%, and 21.92%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 20.36%.

MARKET ENVIRONMENT / CONDITIONS

Stocks staged a remarkable rally to begin 2019, resulting in one of the best starts to a calendar year in decades regaining much of the ground lost during the fourth quarter of 2018. The rebound centered upon more dovish comments and policy from the Federal Reserve (the “Fed”) regarding the path forward in interest rate normalization. This marked a notable reversal from the policy direction in late 2018 and seemed to stem from a modest downshift in global economic trends near the beginning of the year. With fears of potential Fed policy headwinds abated, interest rates declined across the yield curve and expanded valuation multiples drove equities higher. After a remarkable rally during the first nine weeks of 2019, U.S. stocks then trended flat to down through late May, reflecting softening global economic data, concerns over the Fed having “over tightened” in 2018, and heightened activity and rhetoric regarding international trade and tariffs. By early June however, expectations for future easing by the Fed became the prevailing consensus belief, resulting in a downward shift in interest rates again and a re-steepening of the yield curve and a healthy recovery in stock prices to finish the quarter. U.S. stocks finished significantly higher for the period across all market cap ranges and investment styles. Of note was the outperformance of large cap stocks over small caps, with the S&P 500 Index up 18.5% for the period versus a 17.0% return of the small cap Russell 2000 Index, while growth stocks continued their dominance over value stocks across all market capitalizations. For the first six months of the year, small cap growth stocks as measured by the Russell 2000 Growth Index returned 20.4% compared to the Russell 2000 Value Index return of 13.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted a return of 22.00%, outperforming the Russell 2000 Growth Index over the first six months of the year. The excess returns were due primarily to stock selection within the Information Technology (“IT”) and Financials sectors. Stock selection in the Health Care sector detracted from performance.

The Portfolio’s top contributors to performance were Rapid7, Kinsale Capital Group and Q2 Holdings. Security software company Rapid7 reported strong results during the period as it continued to effectively execute its transition to a subscription-based revenue model. Kinsale Capital Group is a property and casualty insurance company focused on the excess and supply market. The company reported strong results with robust premium growth that accelerated as competition exited the market. Q2 Holdings, a cloud based digital banking software provider, was another strong performer. The company reported accelerating sales growth and expanded its addressable market through thoughtful acquisitions.

The largest detractors to performance were Green Dot Corporation, Vocera Communications and PlayAGS. Consumer finance company Green Dot reported results that were ahead of expectations, however, guidance was disappointing. The company’s growth was expected to moderate, particularly in active card users, and investors reacted negatively. Vocera Communications provides software and communications systems to health care facilities. The company provided disappointing guidance due to a product transition. Green Dot and Vocera were both sold after they triggered our stop-loss during the period. PlayAGS designs and supplies electronic gaming machines and other products to the gaming industry. The company reported revenues that were just short of expectations as weather and geographic mix of sales weighed on results.

There were some changes to the Portfolio’s sector weights during the six-month period ended June 30, 2019. The most significant absolute weighting change was to Industrials, where the exposure increased. This increase was due largely to market action, along with a new purchase in the air freight and logistics group. The relative weightings changed more over this time period, due largely to the Russell 2000 Growth Index rebalance, which happened on June 28, 2019. As a result of the rebalance, the Portfolio’s overweight to the Consumer Discretionary sector increased; an overweight to the IT sector decreased and an underweight to the Health Care sector

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

increased significantly. The majority of the underweight in the Health Care sector is due to the Portfolio’s underweight position in the biotechnology industry. As always, the sector weights in the Portfolio are the result of individual investment decisions.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	22.00	6.71	11.54	16.84
Class B	21.85	6.43	11.26	16.54
Class E	21.92	6.50	11.37	16.67
Russell 2000 Growth Index	20.36	-0.49	8.63	14.41

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Kinsale Capital Group, Inc.	1.9
Insulet Corp.	1.7
WNS Holdings, Ltd. (ADR)	1.7
Pool Corp.	1.6
Grand Canyon Education, Inc.	1.5
Albany International Corp. - Class A	1.5
Generac Holdings, Inc.	1.5
InterXion Holding NV	1.5
Wingstop, Inc.	1.5
Goosehead Insurance, Inc. - Class A	1.5

Top Sectors

% of Net Assets
Health Care	23.7
Information Technology	22.3
Industrials	20.3
Consumer Discretionary	15.2
Financials	7.7
Communication Services	2.8
Energy	2.2
Consumer Staples	2.1
Materials	1.3

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.89%	$1,000.00	$1,220.00	$4.90
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

Class B (a)	Actual	1.14%	$1,000.00	$1,218.50	$6.27
	Hypothetical*	1.14%	$1,000.00	$1,019.14	$5.71

Class E (a)	Actual	1.04%	$1,000.00	$1,219.20	$5.72
	Hypothetical*	1.04%	$1,000.00	$1,019.64	$5.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.2%
AAR Corp.	75,942	$2,793,906
Astronics Corp. (a)	69,623	2,800,237
Hexcel Corp.	57,952	4,687,158
Mercury Systems, Inc. (a)	69,539	4,892,069

		15,173,370

Air Freight & Logistics—0.7%
Air Transport Services Group, Inc. (a)	98,528	2,404,083

Auto Components—1.5%
Fox Factory Holding Corp. (a)	23,984	1,978,920
Stoneridge, Inc. (a)	112,260	3,541,803

		5,520,723

Banks—0.8%
Chemical Financial Corp.	68,167	2,802,345

Biotechnology—5.6%
Aimmune Therapeutics, Inc. (a) (b)	97,112	2,021,872
Argenx SE (ADR) (a)	27,407	3,880,283
Blueprint Medicines Corp. (a)	32,658	3,080,629
Genomic Health, Inc. (a)	52,597	3,059,568
Repligen Corp. (a)	37,232	3,200,090
Ultragenyx Pharmaceutical, Inc. (a)	28,846	1,831,721
Xencor, Inc. (a)	68,226	2,792,490

		19,866,653

Building Products—2.4%
AAON, Inc. (b)	80,209	4,024,888
Trex Co., Inc. (a) (b)	61,583	4,415,501

		8,440,389

Chemicals—1.3%
Ingevity Corp. (a)	44,945	4,726,866

Construction & Engineering—0.7%
Primoris Services Corp.	123,350	2,581,716

Distributors—1.6%
Pool Corp.	29,888	5,708,608

Diversified Consumer Services—5.0%
Bright Horizons Family Solutions, Inc. (a)	27,878	4,205,954
Chegg, Inc. (a)	110,303	4,256,593
Grand Canyon Education, Inc. (a)	46,669	5,461,206
Laureate Education, Inc. - Class A (a)	255,213	4,009,396

		17,933,149

Diversified Telecommunication Services—1.9%
Bandwidth, Inc. - Class A (a)	37,910	2,844,008
Cogent Communications Holdings, Inc.	65,972	3,916,098

		6,760,106

Electrical Equipment—1.5%
Generac Holdings, Inc. (a)	77,707	$5,393,643

Electronic Equipment, Instruments & Components—1.9%
Novanta, Inc. (a)	47,182	4,449,263
Rogers Corp. (a)	14,052	2,425,094

		6,874,357

Energy Equipment & Services—2.2%
Apergy Corp. (a)	75,983	2,548,470
Cactus, Inc. - Class A (a)	102,323	3,388,938
DMC Global, Inc.	30,547	1,935,152

		7,872,560

Entertainment—0.9%
IMAX Corp. (a)	162,490	3,282,298

Food & Staples Retailing—0.9%
Chefs’ Warehouse, Inc. (The) (a)	86,363	3,028,750

Food Products—1.3%
Freshpet, Inc. (a)	102,323	4,656,720

Health Care Equipment & Supplies—7.2%
AtriCure, Inc. (a)	121,770	3,633,617
CONMED Corp.	48,903	4,184,630
Insulet Corp. (a) (b)	50,628	6,043,970
Merit Medical Systems, Inc. (a)	70,529	4,200,707
Penumbra, Inc. (a) (b)	18,134	2,901,440
Wright Medical Group NV (a)	159,679	4,761,628

		25,725,992

Health Care Providers & Services—3.1%
Amedisys, Inc. (a)	30,093	3,653,591
BioTelemetry, Inc. (a)	61,460	2,959,299
LHC Group, Inc. (a)	36,232	4,332,623

		10,945,513

Health Care Technology—1.9%
HMS Holdings Corp. (a)	92,281	2,988,981
Medidata Solutions, Inc. (a)	43,735	3,958,455

		6,947,436

Hotels, Restaurants & Leisure—3.5%
Planet Fitness, Inc. - Class A (a)	63,839	4,624,497
PlayAGS, Inc. (a)	135,843	2,642,147
Wingstop, Inc.	55,735	5,280,891

		12,547,535

Insurance—5.1%
Goosehead Insurance, Inc. - Class A	109,647	5,241,126
James River Group Holdings, Ltd.	53,502	2,509,244
Kinsale Capital Group, Inc.	74,362	6,802,636
Trupanion, Inc. (a) (b)	107,041	3,867,391

		18,420,397

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—6.1%
EVERTEC, Inc.	88,353	$2,889,143
Evo Payments, Inc. - Class A (a)	126,879	4,000,495
InterXion Holding NV (a)	70,793	5,386,639
Virtusa Corp. (a)	77,973	3,464,341
WNS Holdings, Ltd. (ADR) (a)	102,056	6,041,715

		21,782,333

Leisure Products—0.6%
Malibu Boats, Inc. - Class A (a)	57,890	2,249,027

Life Sciences Tools & Services—3.0%
Adaptive Biotechnologies Corp. (a)	44,024	2,126,359
NeoGenomics, Inc. (a) (b)	149,340	3,276,520
PRA Health Sciences, Inc. (a)	52,372	5,192,684

		10,595,563

Machinery—7.5%
Albany International Corp. - Class A	65,622	5,440,720
Chart Industries, Inc. (a)	54,329	4,176,813
Harsco Corp. (a)	176,870	4,853,313
Kornit Digital, Ltd. (a)	117,523	3,720,778
Proto Labs, Inc. (a)	32,453	3,765,197
RBC Bearings, Inc. (a)	29,539	4,927,401

		26,884,222

Pharmaceuticals—3.1%
Horizon Therapeutics plc (a)	110,672	2,662,768
MyoKardia, Inc. (a) (b)	35,735	1,791,753
Reata Pharmaceuticals, Inc. - Class A (a)	25,856	2,439,513
Supernus Pharmaceuticals, Inc. (a)	58,874	1,948,141
Zogenix, Inc. (a)	44,100	2,107,098

		10,949,273

Professional Services—1.9%
Huron Consulting Group, Inc. (a)	69,419	3,497,329
ICF International, Inc.	47,099	3,428,807

		6,926,136

Semiconductors & Semiconductor Equipment—2.3%
Monolithic Power Systems, Inc.	30,565	4,150,116
Silicon Laboratories, Inc. (a)	38,771	4,008,921

		8,159,037

Software—12.0%
Cornerstone OnDemand, Inc. (a)	46,094	2,670,225
Envestnet, Inc. (a)	65,603	4,485,277
Five9, Inc. (a)	88,947	4,562,092
Globant S.A. (a)	32,816	3,316,057
Guidewire Software, Inc. (a)	39,694	4,024,178
HubSpot, Inc. (a) (b)	24,740	4,218,665
Mimecast, Ltd. (a)	83,491	3,899,864
PROS Holdings, Inc. (a)	30,028	1,899,571
Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Q2 Holdings, Inc. (a)	63,038	4,813,582
Rapid7, Inc. (a)	83,594	4,835,077
RealPage, Inc. (a)	72,126	4,244,615

		42,969,203

Specialty Retail—0.7%
National Vision Holdings, Inc. (a) (b)	77,677	2,387,014

Textiles, Apparel & Luxury Goods—2.2%
Columbia Sportswear Co.	45,992	4,606,559
Steven Madden, Ltd.	98,035	3,328,288

		7,934,847

Thrifts & Mortgage Finance—1.7%
Essent Group, Ltd. (a)	60,208	2,829,174
NMI Holdings, Inc. - Class A (a)	118,611	3,367,366

		6,196,540

Trading Companies & Distributors—1.4%
SiteOne Landscape Supply, Inc. (a) (b)	71,962	4,986,967

Total Common Stocks (Cost $241,341,335)		349,633,371

Short-Term Investment—3.3%

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $11,801,454; collateralized by U.S. Treasury Inflation Indexed Note at 0.125%, maturing 01/15/22, with a market value of $12,037,011.	11,800,274	11,800,274

Total Short-Term Investments (Cost $11,800,274)		11,800,274

Securities Lending Reinvestments (c)—9.2%

Certificates of Deposit—3.6%
Banco Santander S.A. 2.590%, 07/16/19	1,000,000	1,000,129
Barclays Bank plc 2.950%, 08/02/19	1,000,000	1,000,526
BNP Paribas S.A. New York
2.534%, 1M LIBOR + 0.140%, 09/16/19 (d)	1,000,000	1,000,042
2.615%, 3M LIBOR + 0.050%, 11/06/19 (d)	1,000,000	1,000,368
Credit Industriel et Commercial 2.600%, 1M LIBOR + 0.160%, 01/03/20 (d)	1,000,000	1,000,161
Industrial & Commercial Bank of China, Ltd.
2.620%, 09/03/19	1,000,000	1,000,158
2.670%, 08/01/19	1,000,000	1,000,216
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/09/19	993,475	997,270

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd. 2.573%, 1M LIBOR + 0.160%, 09/12/19 (d)	1,000,000	$1,000,258
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (d)	1,500,000	1,500,202
Wells Fargo Bank N.A.
2.721%, 3M LIBOR + 0.140%, 07/11/19 (d)	2,000,000	1,999,903
2.796%, 3M LIBOR + 0.210%, 10/25/19 (d)	500,000	500,397

		12,999,630

Commercial Paper—1.1%
Bank of China, Ltd. 2.670%, 07/16/19	993,325	998,703
China Construction Bank Corp.
2.660%, 07/19/19	993,202	998,485
2.685%, 07/03/19	993,288	999,638
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (d)	1,000,000	1,000,199

		3,997,025

Repurchase Agreements—4.5%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $1,696,722; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $1,730,324.	1,696,397	1,696,397
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.460%, due on 07/01/19 with a maturity value of $2,000,410; collateralized by various Common Stock with an aggregate market value of $2,200,001.	2,000,000	2,000,000
Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $503,669; collateralized by various Common Stock with an aggregate market value of $550,000.	500,000	500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $1,002,635; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $200,537; collateralized by various Common Stock with an aggregate market value of $220,000.	200,000	200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $600,130; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $612,000.	600,000	600,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $98,205; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $100,146.	98,182	98,182
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $400,084; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $409,614.	400,000	400,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $1,000,498; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $1,094,312.	1,000,000	1,000,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $1,500,747; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $1,641,468.	1,500,000	1,500,000
Societe Generale Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $1,200,247; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,293,082.	1,200,000	1,200,000
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $1,000,206; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,077,568.	1,000,000	1,000,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $1,000,486; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,077,568.	1,000,000	1,000,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $1,500,729; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,616,352.	1,500,000	1,500,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $1,200,583; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,293,082.	1,200,000	1,200,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $1,200,583; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,293,082.	1,200,000	$1,200,000

		16,094,579

Total Securities Lending Reinvestments (Cost $33,089,221)		33,091,234

Total Investments—110.2% (Cost $286,230,830)		394,524,879
Other assets and liabilities (net)—(10.2)%		(36,476,585)

Net Assets—100.0%		$358,048,294

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $32,845,327 and the collateral received consisted of cash in the amount of $33,067,868. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$349,633,371	$—	$—	$349,633,371
Total Short-Term Investment*	—	11,800,274	—	11,800,274
Total Securities Lending Reinvestments*	—	33,091,234	—	33,091,234
Total Investments	$349,633,371	$44,891,508	$—	$394,524,879

Collateral for Securities Loaned (Liability)	$—	$(33,067,868)	$—	$(33,067,868)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$394,524,879
Receivable for:
Investments sold	2,146,396
Fund shares sold	13,127
Dividends and interest	37,910

Total Assets	396,722,312
Liabilities
Collateral for securities loaned	33,067,868
Payables for:
Investments purchased	3,343,773
Fund shares redeemed	1,789,009
Accrued Expenses:
Management fees	232,394
Distribution and service fees	13,980
Deferred trustees’ fees	127,036
Other expenses	99,958

Total Liabilities	38,674,018

Net Assets	$358,048,294

Net Assets Consist of:
Paid in surplus	$230,063,977
Distributable earnings (Accumulated losses)	127,984,317

Net Assets	$358,048,294

Net Assets
Class A	$284,318,069
Class B	65,795,616
Class E	7,934,609
Capital Shares Outstanding*
Class A	21,082,235
Class B	5,355,227
Class E	619,614
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.49
Class B	12.29
Class E	12.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $286,230,830.
(b)	Includes securities loaned at value of $32,845,327.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends	$567,646
Interest	75,489
Securities lending income	177,415

Total investment income	820,550
Expenses
Management fees	1,529,575
Administration fees	13,237
Custodian and accounting fees	20,026
Distribution and service fees—Class B	79,420
Distribution and service fees—Class E	5,821
Audit and tax services	22,147
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	18,786
Insurance	1,232
Miscellaneous	6,208

Total expenses	1,750,238
Less management fee waiver	(145,158)
Less broker commission recapture	(4,997)

Net expenses	1,600,083

Net Investment Loss	(779,533)

Net Realized and Unrealized Gain
Net realized gain on investments	20,318,577

Net change in unrealized appreciation on investments	46,642,670

Net realized and unrealized gain	66,961,247

Net Increase in Net Assets From Operations	$66,181,714

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(779,533)	$(496,277)
Net realized gain	20,318,577	58,287,716
Net change in unrealized appreciation (depreciation)	46,642,670	(47,565,860)

Increase in net assets from operations	66,181,714	10,225,579

From Distributions to Shareholders
Class A	(44,956,326)	(38,694,674)
Class B	(11,174,873)	(9,723,909)
Class E	(1,303,551)	(1,049,323)

Total distributions	(57,434,750)	(49,467,906)

Increase (decrease) in net assets from capital share transactions	44,096,019	(26,909,667)

Total increase (decrease) in net assets	52,842,983	(66,151,994)

Net Assets
Beginning of period	305,205,311	371,357,305

End of period	$358,048,294	$305,205,311

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	571,824	$8,902,667	614,073	$9,428,569
Reinvestments	3,458,179	44,956,326	2,486,804	38,694,674
Redemptions	(1,167,775)	(17,254,911)	(4,771,409)	(76,231,596)

Net increase (decrease)	2,862,228	$36,604,082	(1,670,532)	$(28,108,353)

Class B
Sales	154,547	$2,094,855	576,123	$8,362,589
Reinvestments	943,028	11,174,873	673,401	9,723,909
Redemptions	(471,034)	(6,466,662)	(1,220,790)	(17,664,271)

Net increase	626,541	$6,803,066	28,734	$422,227

Class E
Sales	18,152	$261,545	123,531	$1,861,145
Reinvestments	105,551	1,303,551	70,330	1,049,323
Redemptions	(61,153)	(876,225)	(145,020)	(2,134,009)

Net increase	62,550	$688,871	48,841	$776,459

Increase (decrease) derived from capital shares transactions		$44,096,019		$(26,909,667)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$13.19		$14.98	$12.36	$13.07		$14.70	$16.55

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)		(0.01)	(0.06)	(0.00	)(b)(c)	(0.04)	(0.06)
Net realized and unrealized gain	2.84		0.43	3.32	0.69		0.47	0.11

Total income (loss) from investment operations	2.81		0.42	3.26	0.69		0.43	0.05

Less Distributions
Distributions from net realized capital gains	(2.51)		(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Total distributions	(2.51)		(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Net Asset Value, End of Period	$13.49		$13.19	$14.98	$12.36		$13.07	$14.70

Total Return (%) (d)	22.00	(e)	0.55	27.04	6.21		1.73	1.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(f)	0.96	0.97	0.96		0.95	0.95
Net ratio of expenses to average net assets (%) (g)	0.89	(f)	0.88	0.88	0.87		0.86	0.86
Ratio of net investment loss to average net assets (%)	(0.41	)(f)	(0.09)	(0.45)	(0.00	)(c)(h)	(0.26)	(0.40)
Portfolio turnover rate (%)	23	(e)	44	40	53		64	56
Net assets, end of period (in millions)	$284.3		$240.4	$298.0	$280.6		$310.7	$355.8

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$12.22		$14.05	$11.66	$12.43		$14.11	$16.01

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.05)	(0.09)	(0.03	)(c)	(0.07)	(0.09)
Net realized and unrealized gain	2.62		0.43	3.12	0.66		0.45	0.09

Total income (loss) from investment operations	2.58		0.38	3.03	0.63		0.38	0.00

Less Distributions
Distributions from net realized capital gains	(2.51)		(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Total distributions	(2.51)		(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Net Asset Value, End of Period	$12.29		$12.22	$14.05	$11.66		$12.43	$14.11

Total Return (%) (d)	21.85	(e)	0.28	26.68	6.05		1.43	0.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.23	(f)	1.21	1.22	1.21		1.20	1.20
Net ratio of expenses to average net assets (%) (g)	1.14	(f)	1.13	1.13	1.12		1.11	1.11
Ratio of net investment loss to average net assets (%)	(0.66	)(f)	(0.33)	(0.70)	(0.25	)(c)	(0.51)	(0.65)
Portfolio turnover rate (%)	23	(e)	44	40	53		64	56
Net assets, end of period (in millions)	$65.8		$57.8	$66.0	$60.1		$64.2	$71.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$12.64		$14.45	$11.97	$12.71		$14.37	$16.25

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)		(0.03)	(0.08)	(0.02	)(c)	(0.06)	(0.08)
Net realized and unrealized gain	2.72		0.43	3.20	0.68		0.46	0.10

Total income (loss) from investment operations	2.68		0.40	3.12	0.66		0.40	0.02

Less Distributions
Distributions from net realized capital gains	(2.51)		(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Total distributions	(2.51)		(2.21)	(0.64)	(1.40)		(2.06)	(1.90)

Net Asset Value, End of Period	$12.81		$12.64	$14.45	$11.97		$12.71	$14.37

Total Return (%) (d)	21.92	(e)	0.43	26.74	6.16		1.55	1.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	(f)	1.11	1.12	1.11		1.10	1.10
Net ratio of expenses to average net assets (%) (g)	1.04	(f)	1.03	1.03	1.02		1.01	1.01
Ratio of net investment loss to average net assets (%)	(0.56	)(f)	(0.22)	(0.60)	(0.15	)(c)	(0.41)	(0.55)
Portfolio turnover rate (%)	23	(e)	44	40	53		64	56
Net assets, end of period (in millions)	$7.9		$7.0	$7.3	$6.4		$6.7	$7.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $11,800,274. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $16,094,579. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$76,335,326	$0	$89,339,961

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$1,529,575	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$286,166,353

Gross unrealized appreciation	114,458,747
Gross unrealized depreciation	(6,100,221)

Net unrealized appreciation (depreciation)	$108,358,526

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$2,060,229	$—	$47,407,677	$16,934,096	$49,467,906	$16,934,096

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$1,028,910	$56,604,505	$61,715,856	$—	$119,349,271

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B, E and G shares of the MetLife Aggregate Bond Index Portfolio returned 6.09%, 5.94%, 6.05%, and 5.94%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 6.11%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Open Market Committee (the “FOMC”) met four times during the 6-month period with no change made to the Federal Funds Rate, ending the period in the 2.25%—2.50% target range. The FOMC noted that the labor market remained strong and that economic activity had risen at a moderate rate. Data suggested that while household spending appeared to pick up during the year, business fixed investment had been soft. The FOMC stated that they continue to view sustained expansion of economic activity, strong labor market conditions, and inflation near the 2% objective as the most likely outcomes. However, given uncertainties and muted inflation pressures, the FOMC stated that it intends to act as appropriate to sustain the expansion.

Markets rallied from a weak end to 2018 to close the first half of 2019 near record highs. Trade war concerns between the United States and China created volatility in the markets as news continuously changed from positive to negative. Employment remained steady and the unemployment rate continued to sit near record low levels. Manufacturing and industrial production also remained strong but weakened during the second quarter. The 3-month /10-year part of the U.S. Treasury curve inverted in May, while rates on aggregate decreased during the first half of 2019. The difference between the 10-year and 30-year U.S. Treasury increased from 0.33% to 0.52%, while the 2-year and 10-year differential decreased from 0.31% to 0.25%. The 10-year decreased 0.68% to 2.01% and the 30-year decreased 0.49% to 2.53%.

The Index returned 6.11% in the first half of 2019. Corporates were the best performing sector during the period, returning 9.85%. Asset Backed Securities was the worst performing sector during the period, returning 3.17%. Credit risk decreased slightly as option adjusted spreads narrowed 7 basis points across the Index. Corporate debt was the most sensitive, with sector spreads narrowing by 39 basis points and BBB-rated corporate spreads narrowing by 46 basis points.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, and contributions and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
MetLife Aggregate Bond Index Portfolio
Class A	6.09	7.72	2.74	3.57
Class B	5.94	7.40	2.47	3.31
Class E	6.05	7.59	2.59	3.42
Class G	5.94	7.40	2.41	3.26
Bloomberg Barclays U.S. Aggregate Bond Index	6.11	7.87	2.95	3.90

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	68.2
Corporate Bonds & Notes	26.8
Foreign Government	1.6
Mortgage-Backed Securities	1.3
Asset-Backed Securities	0.6
Municipals	0.5

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.28%	$1,000.00	$1,060.90	$1.43
	Hypothetical*	0.28%	$1,000.00	$1,023.41	$1.40

Class B (a)	Actual	0.53%	$1,000.00	$1,059.40	$2.71
	Hypothetical*	0.53%	$1,000.00	$1,022.17	$2.66

Class E (a)	Actual	0.43%	$1,000.00	$1,060.50	$2.20
	Hypothetical*	0.43%	$1,000.00	$1,022.66	$2.16

Class G (a)	Actual	0.58%	$1,000.00	$1,059.40	$2.96
	Hypothetical*	0.58%	$1,000.00	$1,021.92	$2.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—68.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—27.9%
Fannie Mae 15 Yr. Pool
2.500%, 12/01/27	2,276,993	$2,297,518
2.500%, 02/01/28	1,839,033	1,855,611
2.500%, 07/01/28	3,190,262	3,222,260
2.500%, 10/01/28	1,992,097	2,012,077
2.500%, 03/01/30	2,160,854	2,181,552
2.500%, 09/01/31	3,420,161	3,448,523
2.500%, 01/01/32	1,109,018	1,118,215
2.500%, 04/01/32	2,341,439	2,359,374
2.500%, 09/01/32	787,376	793,407
3.000%, 01/01/27	815,111	832,598
3.000%, 02/01/27	1,364,622	1,393,898
3.000%, 03/01/27	699,250	714,535
3.000%, 01/01/29	3,456,719	3,533,635
3.000%, 10/01/29	1,608,505	1,644,114
3.000%, 06/01/30	1,806,704	1,847,087
3.000%, 02/01/33	4,213,651	4,299,990
3.500%, 02/01/26	1,120,034	1,156,117
3.500%, 03/01/26	510,646	527,385
3.500%, 05/01/29	1,435,139	1,485,103
3.500%, 08/01/32	697,900	721,740
4.000%, 01/01/20	16,404	16,406
4.000%, 06/01/24	138,805	144,074
4.000%, 11/01/24	878,422	911,771
4.500%, 08/01/24	237,474	246,554
4.500%, 06/01/25	457,775	477,890
5.000%, 02/01/20	13,591	13,643
5.000%, 01/01/22	32,698	33,372
5.000%, 02/01/24	189,710	195,207
Fannie Mae 20 Yr. Pool
3.000%, 02/01/33	1,308,522	1,335,152
3.000%, 08/01/35	1,867,015	1,903,563
3.000%, 05/01/36	2,609,590	2,658,158
3.500%, 04/01/32	1,150,942	1,193,280
3.500%, 09/01/35	1,723,994	1,785,272
3.500%, 07/01/38	2,288,306	2,359,541
4.000%, 02/01/31	501,325	525,984
4.000%, 03/01/38	1,681,795	1,754,481
4.000%, 07/01/38	2,251,288	2,348,568
4.500%, 08/01/30	299,591	317,694
5.000%, 02/01/24	87,388	92,322
5.000%, 09/01/25	84,716	89,560
5.500%, 07/01/23	53,184	56,751
5.500%, 01/01/24	35,773	38,173
5.500%, 07/01/24	99,329	106,050
5.500%, 07/01/25	95,832	102,366
7.000%, 10/01/21	2,533	2,626
Fannie Mae 30 Yr. Pool
3.000%, 08/01/42	1,262,462	1,286,205
3.000%, 09/01/42	1,631,391	1,662,072
3.000%, 11/01/42	1,896,818	1,932,491
3.000%, 12/01/42	3,821,530	3,893,400
3.000%, 01/01/43	963,791	981,917
3.000%, 02/01/43	3,821,878	3,893,754
3.000%, 03/01/43	3,890,810	3,966,904
3.000%, 05/01/43	2,886,470	2,940,305

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 07/01/43	7,968,469	$8,117,085
3.000%, 09/01/43	1,530,057	1,558,593
3.000%, 05/01/45	2,600,381	2,641,626
3.000%, 05/01/46	2,835,696	2,875,059
3.000%, 06/01/46	3,720,719	3,772,367
3.000%, 08/01/46	3,734,257	3,786,093
3.000%, 02/01/47	8,423,824	8,540,757
3.500%, 12/01/40	1,455,398	1,507,062
3.500%, 03/01/42	960,896	995,651
3.500%, 04/01/42	2,234,115	2,314,922
3.500%, 05/01/42	2,351,265	2,436,308
3.500%, 06/01/42	1,719,592	1,781,788
3.500%, 08/01/42	1,096,687	1,136,353
3.500%, 09/01/42	3,509,251	3,636,179
3.500%, 10/01/42	1,840,646	1,907,220
3.500%, 01/01/43	1,357,363	1,406,458
3.500%, 02/01/43	2,213,372	2,297,209
3.500%, 04/01/43	2,659,617	2,763,360
3.500%, 06/01/43	1,335,762	1,379,679
3.500%, 08/01/44	1,794,457	1,854,005
3.500%, 02/01/45	2,364,089	2,442,539
3.500%, 03/01/45	3,913,508	4,036,382
3.500%, 04/01/45	4,422,306	4,562,226
3.500%, 09/01/45	8,300,877	8,549,851
3.500%, 11/01/45	2,761,614	2,844,445
3.500%, 01/01/46	3,279,075	3,377,427
3.500%, 03/01/46	3,186,030	3,280,398
3.500%, 05/01/46	2,543,684	2,619,026
3.500%, 04/01/47	7,104,425	7,311,041
3.500%, 11/01/47	6,043,760	6,219,529
3.500%, 03/01/48	5,026,455	5,150,387
4.000%, 08/01/39	717,168	757,009
4.000%, 09/01/39	680,633	718,444
4.000%, 12/01/39	823,451	869,196
4.000%, 06/01/40	769,129	812,117
4.000%, 09/01/40	546,280	576,813
4.000%, 12/01/40	3,969,604	4,191,475
4.000%, 01/01/41	2,005,361	2,117,445
4.000%, 02/01/41	2,556,023	2,698,886
4.000%, 12/01/41	974,029	1,027,658
4.000%, 02/01/42	1,067,315	1,126,080
4.000%, 09/01/43	1,488,891	1,569,340
4.000%, 02/01/44	2,448,877	2,586,464
4.000%, 05/01/44	1,588,831	1,665,979
4.000%, 08/01/44	2,224,489	2,332,503
4.000%, 10/01/44	1,382,143	1,449,255
4.000%, 11/01/44	2,651,891	2,766,854
4.000%, 01/01/45	2,181,218	2,287,131
4.000%, 03/01/45	1,471,014	1,537,869
4.000%, 10/01/45	2,579,845	2,697,093
4.000%, 03/01/47	994,065	1,035,100
4.000%, 05/01/47	1,421,641	1,480,347
4.000%, 06/01/47	7,515,747	7,826,106
4.000%, 07/01/47	1,888,874	1,966,874
4.000%, 10/01/47	2,391,625	2,490,386

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 05/01/48	3,581,658	$3,705,671
4.000%, 06/01/48	3,608,070	3,732,997
4.000%, 07/01/48	2,713,604	2,807,561
4.000%, 09/01/48	1,512,531	1,564,901
4.000%, 10/01/48	2,282,891	2,365,847
4.000%, 11/01/48	2,772,831	2,868,839
4.000%, 04/01/49	4,400,887	4,557,382
4.500%, 08/01/33	168,645	178,216
4.500%, 10/01/33	150,910	159,475
4.500%, 04/01/34	63,208	66,803
4.500%, 01/01/39	48,189	51,720
4.500%, 07/01/39	1,082,925	1,163,620
4.500%, 09/01/39	1,520,185	1,633,462
4.500%, 10/01/39	667,219	716,937
4.500%, 05/01/40	948,587	1,018,542
4.500%, 08/01/40	1,489,352	1,596,203
4.500%, 11/01/40	782,722	838,877
4.500%, 12/01/40	1,445,805	1,549,532
4.500%, 04/01/41	3,565,308	3,821,526
4.500%, 05/01/41	881,680	945,123
4.500%, 03/01/44	939,362	998,738
4.500%, 08/01/47	2,078,664	2,190,322
4.500%, 08/01/48	5,399,731	5,664,691
4.500%, 10/01/48	1,749,368	1,835,208
4.500%, 12/01/48	2,695,844	2,828,126
5.000%, 07/01/33	85,153	92,069
5.000%, 08/01/33	327,546	354,148
5.000%, 09/01/33	130,443	141,037
5.000%, 10/01/33	1,319,105	1,427,771
5.000%, 03/01/34	155,980	168,648
5.000%, 04/01/34	371,851	402,015
5.000%, 05/01/34	47,780	51,652
5.000%, 09/01/34	189,526	204,886
5.000%, 02/01/35	67,615	73,095
5.000%, 04/01/35	71,993	77,837
5.000%, 05/01/35	39,403	42,601
5.000%, 11/01/35	92,819	100,354
5.000%, 03/01/36	359,847	389,058
5.000%, 07/01/37	320,876	345,970
5.000%, 01/01/39	277,269	298,952
5.000%, 04/01/40	997,673	1,073,377
5.000%, 07/01/41	648,842	697,370
5.000%, 04/01/49	2,913,209	3,086,282
5.500%, 10/01/32	28,044	30,042
5.500%, 02/01/33	68,207	74,151
5.500%, 03/01/33	291,321	316,824
5.500%, 08/01/33	452,205	491,793
5.500%, 10/01/33	57,185	62,191
5.500%, 12/01/33	505,943	550,235
5.500%, 02/01/34	97,088	105,623
5.500%, 03/01/34	90,335	98,276
5.500%, 04/01/34	35,233	38,330
5.500%, 06/01/34	137,243	149,308
5.500%, 09/01/34	127,854	139,093
5.500%, 12/01/34	93,163	101,353

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 01/01/35	104,724	$113,930
5.500%, 04/01/35	45,948	50,018
5.500%, 06/01/35	102,738	111,838
5.500%, 01/01/37	128,118	139,442
5.500%, 05/01/37	103,744	113,509
5.500%, 05/01/38	49,125	53,849
5.500%, 06/01/38	74,700	81,883
5.500%, 07/01/38	34,917	38,274
6.000%, 08/01/28	1,844	1,851
6.000%, 11/01/28	440	474
6.000%, 12/01/28	547	604
6.000%, 06/01/31	32,259	34,613
6.000%, 09/01/32	55,556	62,885
6.000%, 01/01/33	11,460	12,718
6.000%, 02/01/33	50,974	57,173
6.000%, 03/01/33	71,360	74,286
6.000%, 04/01/33	185,403	200,065
6.000%, 05/01/33	137,627	148,538
6.000%, 05/01/34	69,213	72,906
6.000%, 09/01/34	112,585	122,478
6.000%, 11/01/34	187,446	214,235
6.000%, 01/01/35	61,575	68,663
6.000%, 07/01/36	27,794	31,506
6.000%, 09/01/36	87,943	100,528
6.000%, 07/01/37	45,362	48,576
6.000%, 08/01/37	130,566	148,224
6.000%, 09/01/37	238,677	271,033
6.000%, 10/01/37	84,074	95,202
6.000%, 05/01/38	355,968	406,291
6.000%, 12/01/38	85,242	96,630
6.500%, 05/01/28	28,331	31,645
6.500%, 12/01/28	100,499	107,664
6.500%, 03/01/29	1,962	2,161
6.500%, 04/01/29	17,476	19,570
6.500%, 05/01/29	4,159	4,697
6.500%, 08/01/29	721	793
6.500%, 05/01/30	12,739	13,117
6.500%, 09/01/31	3,579	3,795
6.500%, 06/01/32	14,513	16,769
6.500%, 10/01/33	59,546	65,180
6.500%, 10/01/34	166,793	192,398
6.500%, 10/01/37	39,956	45,618
7.000%, 06/01/26	287	303
7.000%, 06/01/28	6,045	6,185
7.000%, 10/01/29	5,415	6,229
7.000%, 12/01/29	2,954	3,120
7.000%, 06/01/32	42,632	49,249
7.000%, 10/01/37	99,186	117,347
7.500%, 09/01/25	2,466	2,745
7.500%, 06/01/26	2,229	2,512
7.500%, 07/01/29	6,684	7,688
7.500%, 10/01/29	3,905	4,184
8.000%, 11/01/29	74	88
8.000%, 05/01/30	14,844	16,040
8.000%, 11/01/30	1,620	1,905

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
8.000%, 01/01/31	1,165	$1,342
8.000%, 02/01/31	3,328	3,977
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	1,010,471	1,020,109
2.500%, 02/01/28	1,709,143	1,727,173
2.500%, 04/01/28	1,438,162	1,453,333
2.500%, 12/01/29	2,183,122	2,205,321
2.500%, 01/01/31	2,885,246	2,914,428
2.500%, 01/01/32	4,484,201	4,523,751
3.000%, 03/01/27	771,496	788,443
3.000%, 05/01/27	1,027,305	1,050,325
3.000%, 11/01/28	1,300,373	1,330,013
3.000%, 12/01/29	2,331,056	2,383,914
3.000%, 05/01/31	2,815,637	2,876,131
3.000%, 10/01/32	1,580,289	1,613,564
3.500%, 12/01/25	787,490	815,086
3.500%, 05/01/26	282,030	291,363
3.500%, 09/01/30	1,904,828	1,971,398
4.000%, 05/01/25	396,678	412,170
4.000%, 08/01/25	192,627	200,149
4.000%, 10/01/25	222,412	231,098
4.500%, 08/01/19	45	45
5.500%, 01/01/24	165,488	172,868
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	2,035,929	2,079,265
3.000%, 02/01/37	2,370,747	2,416,255
3.500%, 04/01/32	1,438,194	1,491,951
4.000%, 01/01/31	554,579	582,189
4.000%, 08/01/31	552,507	582,371
4.500%, 05/01/29	140,071	148,612
5.000%, 03/01/27	68,925	73,045
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	1,978,404	2,016,780
3.000%, 01/01/43	1,889,804	1,926,462
3.000%, 03/01/43	5,056,751	5,154,285
3.000%, 04/01/43	3,379,914	3,444,940
3.000%, 06/01/43	1,644,423	1,676,060
3.000%, 07/01/43	2,974,847	3,032,079
3.000%, 06/01/45	3,386,396	3,442,124
3.000%, 06/01/46	3,676,066	3,729,265
3.000%, 11/01/46	3,885,535	3,941,765
3.000%, 01/01/47	6,239,936	6,330,239
3.000%, 01/01/48	1,835,726	1,857,684
3.500%, 01/01/42	1,042,538	1,081,376
3.500%, 03/01/42	945,267	980,008
3.500%, 08/01/42	2,496,073	2,587,812
3.500%, 02/01/43	1,369,746	1,420,088
3.500%, 05/01/43	2,109,519	2,184,391
3.500%, 06/01/43	1,238,064	1,282,006
3.500%, 06/01/44	1,521,237	1,572,666
3.500%, 10/01/44	1,638,965	1,694,374
3.500%, 11/01/44	2,320,667	2,405,077
3.500%, 12/01/44	2,210,285	2,285,009
3.500%, 05/01/45	2,733,862	2,817,494
3.500%, 08/01/45	3,062,692	3,176,689

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 11/01/45	2,920,687	$3,010,034
3.500%, 12/01/45	1,768,285	1,822,379
3.500%, 03/01/46	5,423,159	5,588,168
3.500%, 06/01/47	3,252,048	3,348,582
3.500%, 08/01/47	2,086,487	2,148,423
3.500%, 10/01/47	2,600,757	2,677,958
3.500%, 11/01/47	2,568,457	2,644,699
3.500%, 02/01/48	5,383,281	5,543,079
3.500%, 04/01/49	3,440,970	3,521,550
4.000%, 06/01/39	523,094	552,463
4.000%, 12/01/39	759,837	802,528
4.000%, 11/01/40	834,794	881,964
4.000%, 04/01/41	831,328	877,627
4.000%, 09/01/41	875,366	924,118
4.000%, 10/01/41	1,945,088	2,053,417
4.000%, 11/01/41	775,171	818,343
4.000%, 10/01/43	2,385,744	2,516,204
4.000%, 07/01/44	2,315,310	2,429,210
4.000%, 10/01/44	1,755,023	1,841,360
4.000%, 07/01/45	2,761,290	2,888,536
4.000%, 01/01/46	2,784,263	2,912,567
4.000%, 02/01/46	1,494,279	1,563,138
4.000%, 06/01/47	3,371,007	3,512,423
4.000%, 10/01/47	1,618,658	1,686,562
4.000%, 11/01/47	1,612,543	1,680,190
4.000%, 03/01/48	2,549,886	2,656,855
4.000%, 05/01/48	1,773,858	1,836,338
4.000%, 10/01/48	2,282,228	2,366,521
4.000%, 11/01/48	2,737,324	2,833,741
4.000%, 01/01/49	1,837,262	1,901,975
4.000%, 02/01/49	1,865,308	1,931,009
4.500%, 10/01/35	247,948	262,140
4.500%, 06/01/38	382,121	403,993
4.500%, 02/01/39	284,571	305,610
4.500%, 03/01/39	248,627	267,302
4.500%, 04/01/39	433,741	466,321
4.500%, 09/01/39	463,749	498,583
4.500%, 10/01/39	1,245,361	1,338,905
4.500%, 11/01/39	353,324	379,864
4.500%, 01/01/40	236,099	253,834
4.500%, 05/01/40	476,661	511,167
4.500%, 11/01/40	766,537	822,028
4.500%, 02/01/41	154,278	165,486
4.500%, 05/01/41	410,922	440,776
4.500%, 06/01/41	304,460	326,579
4.500%, 12/01/43	682,615	727,881
4.500%, 12/01/45	860,847	915,871
4.500%, 08/01/47	2,103,141	2,217,664
4.500%, 08/01/48	1,281,344	1,345,039
4.500%, 10/01/48	2,175,857	2,284,019
4.500%, 12/01/48	1,754,869	1,835,308
4.500%, 01/01/49	1,792,965	1,875,150
5.000%, 10/01/33	405,846	439,103
5.000%, 03/01/34	57,365	62,074
5.000%, 08/01/35	275,748	298,357

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.000%, 09/01/35	109,140	$118,089
5.000%, 10/01/35	89,973	97,350
5.000%, 01/01/36	306,101	331,199
5.000%, 04/01/38	182,498	196,884
5.000%, 11/01/39	895,607	965,932
5.000%, 05/01/40	1,160,418	1,249,334
5.500%, 06/01/34	180,347	196,361
5.500%, 10/01/35	129,342	140,904
5.500%, 12/01/35	310,636	338,404
5.500%, 01/01/36	243,423	265,183
5.500%, 12/01/37	226,757	246,915
5.500%, 04/01/38	996,087	1,092,717
5.500%, 07/01/38	108,966	119,537
5.500%, 08/01/38	308,225	338,126
6.000%, 11/01/28	4,561	4,992
6.000%, 12/01/28	3,458	3,826
6.000%, 04/01/29	1,700	1,840
6.000%, 06/01/31	1,784	1,941
6.000%, 07/01/31	450	508
6.000%, 09/01/31	49,701	52,575
6.000%, 11/01/32	16,109	18,170
6.000%, 06/01/34	64,090	69,427
6.000%, 11/01/35	62,361	70,465
6.000%, 02/01/36	80,013	86,964
6.000%, 08/01/36	28,571	32,506
6.000%, 10/01/36	91,342	104,051
6.000%, 11/01/36	45,112	49,180
6.000%, 01/01/37	44,553	49,509
6.000%, 02/01/38	102,663	116,266
6.000%, 11/01/39	830,953	949,914
6.000%, 04/01/40	284,112	329,051
6.500%, 02/01/30	4,557	5,021
6.500%, 08/01/31	5,397	6,220
6.500%, 10/01/31	6,226	6,618
6.500%, 11/01/31	11,354	13,118
6.500%, 03/01/32	247,731	286,254
6.500%, 04/01/32	209,762	242,884
6.500%, 09/01/36	238,760	282,125
6.500%, 11/01/37	79,339	92,054
7.000%, 12/01/27	763	863
7.000%, 11/01/28	2,051	2,343
7.000%, 04/01/29	1,988	2,279
7.000%, 05/01/29	565	622
7.000%, 06/01/29	5,031	5,360
7.000%, 07/01/29	601	653
7.000%, 01/01/31	38,834	40,560
7.500%, 08/01/24	5,804	5,833
7.500%, 10/01/27	4,843	5,500
7.500%, 10/01/29	7,449	8,717
7.500%, 05/01/30	10,432	11,924
8.000%, 02/01/27	2,006	2,307
8.000%, 10/01/28	3,519	4,040
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
3.060%, 07/25/23 (a)	4,800,000	4,967,668
3.117%, 06/25/27	2,000,000	2,097,389

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
3.171%, 10/25/24	975,000	$1,020,991
3.187%, 09/25/27 (a)	1,265,000	1,333,553
3.194%, 07/25/27	685,000	722,038
3.780%, 10/25/28 (a)	4,000,000	4,407,575
3.920%, 09/25/28 (a)	2,900,000	3,228,853
Ginnie Mae I 15 Yr. Pool
3.000%, 08/15/28	1,468,458	1,501,923
5.000%, 10/15/20	30,809	31,165
5.000%, 01/15/21	25,514	25,618
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	1,815,078	1,861,289
3.000%, 12/15/42	1,461,586	1,498,797
3.000%, 02/15/43	1,166,693	1,196,396
3.000%, 03/15/43	1,378,252	1,416,139
3.000%, 05/15/43	1,951,673	2,005,323
3.000%, 07/15/43	1,285,055	1,320,380
3.500%, 01/15/42	1,745,496	1,817,607
3.500%, 02/15/42	564,282	589,317
3.500%, 03/15/42	1,267,166	1,323,384
3.500%, 05/15/42	801,571	837,133
3.500%, 09/15/42	1,098,078	1,146,794
3.500%, 05/15/43	1,427,364	1,486,629
4.000%, 07/15/39	1,209,455	1,270,779
4.000%, 07/15/40	733,974	773,006
4.000%, 03/15/41	400,828	424,122
4.000%, 10/15/41	1,053,409	1,114,627
4.500%, 01/15/39	174,203	185,284
4.500%, 04/15/39	565,002	600,911
4.500%, 05/15/39	1,093,844	1,163,363
4.500%, 08/15/39	503,946	535,975
4.500%, 01/15/40	525,065	558,436
4.500%, 04/15/40	447,871	479,292
4.500%, 02/15/41	146,948	156,016
4.500%, 04/15/41	324,011	342,370
5.000%, 12/15/35	183,198	195,586
5.000%, 12/15/36	68,588	73,190
5.000%, 01/15/39	575,647	619,653
5.000%, 02/15/39	110,261	118,691
5.000%, 08/15/39	749,738	806,936
5.000%, 09/15/39	173,842	187,105
5.000%, 12/15/39	390,461	420,249
5.000%, 05/15/40	596,666	642,256
5.500%, 03/15/36	127,932	138,996
5.500%, 01/15/37	205,269	226,440
5.500%, 11/15/37	283,777	320,785
5.500%, 09/15/38	50,498	53,960
5.500%, 08/15/39	541,477	613,194
6.000%, 01/15/29	2,111	2,321
6.000%, 01/15/33	129,210	148,869
6.000%, 03/15/35	138,736	161,250
6.000%, 12/15/35	101,470	117,755
6.000%, 06/15/36	83,207	94,812
6.000%, 09/15/36	97,958	112,416
6.000%, 07/15/38	610,766	715,241
6.500%, 05/15/23	738	741

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
6.500%, 02/15/27	16,528	$18,128
6.500%, 07/15/28	7,192	7,958
6.500%, 08/15/28	6,800	7,543
6.500%, 11/15/28	4,849	5,473
6.500%, 12/15/28	7,564	8,149
6.500%, 07/15/29	1,753	1,834
6.500%, 05/15/36	103,524	120,138
7.000%, 01/15/28	915	1,029
7.000%, 05/15/28	4,764	5,041
7.000%, 06/15/28	5,861	6,693
7.000%, 10/15/28	6,011	6,785
7.000%, 09/15/29	1,673	1,701
7.000%, 01/15/31	1,159	1,213
7.000%, 03/15/31	630	684
7.000%, 07/15/31	254,543	300,901
7.000%, 08/15/31	46,075	54,688
7.000%, 02/15/32	7,576	7,690
7.000%, 07/15/32	13,038	15,603
8.000%, 08/15/26	2,113	2,387
8.000%, 09/15/26	2,028	2,249
8.000%, 06/15/29	19,250	20,985
9.000%, 11/15/24	996	1,030
Ginnie Mae II 30 Yr. Pool
3.000%, 12/20/42	1,696,553	1,746,662
3.000%, 03/20/43	2,474,396	2,543,312
3.000%, 12/20/44	2,130,701	2,186,096
3.000%, 04/20/45	1,994,021	2,042,903
3.000%, 08/20/45	3,038,698	3,113,189
3.000%, 11/20/45	1,723,305	1,765,551
3.000%, 01/20/46	3,014,838	3,088,745
3.000%, 09/20/46	3,490,284	3,571,531
3.000%, 10/20/46	3,543,334	3,625,816
3.000%, 11/20/46	3,678,820	3,764,456
3.000%, 01/20/47	3,731,488	3,818,350
3.000%, 04/20/47	1,516,871	1,551,014
3.000%, 02/20/48	2,780,332	2,842,915
3.500%, 12/20/41	1,025,142	1,073,534
3.500%, 03/20/42	2,005,930	2,098,780
3.500%, 08/20/42	992,536	1,038,478
3.500%, 01/20/43	2,857,624	2,989,896
3.500%, 04/20/43	1,173,106	1,225,902
3.500%, 05/20/43	2,004,519	2,092,971
3.500%, 07/20/44	2,544,598	2,655,113
3.500%, 02/20/45	2,755,709	2,875,393
3.500%, 06/20/45	1,754,960	1,824,692
3.500%, 08/20/45	4,106,958	4,270,146
3.500%, 09/20/45	4,747,060	4,935,682
3.500%, 10/20/45	2,808,999	2,920,613
3.500%, 12/20/45	2,492,141	2,591,165
3.500%, 01/20/46	2,477,377	2,575,814
3.500%, 02/20/46	2,042,902	2,124,075
3.500%, 06/20/46	2,388,088	2,473,923
3.500%, 02/20/47	3,968,316	4,110,949
3.500%, 03/20/47	3,580,245	3,704,662
3.500%, 06/20/47	4,637,604	4,798,764

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, 09/20/47	1,661,129	$1,718,855
3.500%, 12/20/47	7,840,832	8,113,308
3.500%, 10/20/48	959,864	991,906
3.500%, 05/20/49	1,995,955	2,063,997
4.000%, 11/20/40	973,753	1,027,408
4.000%, 12/20/40	1,136,396	1,202,746
4.000%, 05/20/43	1,844,808	1,969,560
4.000%, 11/20/43	687,388	726,407
4.000%, 02/20/44	2,537,817	2,733,643
4.000%, 04/20/44	962,377	1,015,135
4.000%, 05/20/44	1,169,538	1,233,653
4.000%, 09/20/44	1,833,944	1,934,481
4.000%, 10/20/44	2,620,669	2,764,335
4.000%, 11/20/44	508,932	536,832
4.000%, 10/20/45	2,097,716	2,208,740
4.000%, 11/20/45	1,104,124	1,162,561
4.000%, 02/20/47	2,852,960	2,984,341
4.000%, 03/20/47	600,799	628,466
4.000%, 04/20/47	2,461,108	2,570,618
4.000%, 05/20/47	2,677,559	2,796,700
4.000%, 09/20/47	2,306,825	2,409,469
4.000%, 07/20/48	2,139,484	2,219,626
4.000%, 08/20/48	1,496,489	1,552,545
4.000%, 09/20/48	2,737,481	2,840,022
4.000%, 11/20/48	4,358,528	4,521,791
4.500%, 08/20/40	806,614	857,893
4.500%, 12/20/40	525,449	558,853
4.500%, 04/20/41	444,655	473,041
4.500%, 03/20/42	371,547	395,266
4.500%, 10/20/43	558,177	596,261
4.500%, 02/20/44	1,117,542	1,193,791
4.500%, 04/20/45	1,011,478	1,080,490
4.500%, 03/20/47	1,363,912	1,439,311
4.500%, 11/20/47	1,467,324	1,541,183
4.500%, 08/20/48	9,495,591	9,907,972
4.500%, 03/20/49	1,982,859	2,068,972
5.000%, 08/20/40	367,017	398,824
5.000%, 10/20/40	379,210	412,074
5.000%, 06/20/44	849,811	923,457
5.000%, 10/20/48	2,193,825	2,298,051
5.000%, 01/20/49	1,960,633	2,053,781
6.500%, 06/20/31	14,855	17,188
6.500%, 11/20/38	309,658	366,824
7.500%, 02/20/28	1,558	1,757

		708,774,086

Federal Agencies—1.1%
Federal Home Loan Bank 3.000%, 10/12/21	9,700,000	9,954,198
Federal Home Loan Mortgage Corp.
1.125%, 08/12/21	5,200,000	5,126,212
1.375%, 05/01/20	2,645,000	2,629,500
Federal National Mortgage Association
2.125%, 04/24/26 (b)	3,500,000	3,517,885

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal National Mortgage Association
2.625%, 09/06/24 (b)	2,000,000	$2,076,300
6.625%, 11/15/30 (b)	2,450,000	3,502,495
Tennessee Valley Authority 5.250%, 09/15/39 (b)	1,350,000	1,801,184

		28,607,774

U.S. Treasury—39.2%
U.S. Treasury Bonds
2.250%, 08/15/46	3,000,000	2,834,063
2.500%, 02/15/45	7,400,000	7,372,250
2.500%, 02/15/46	8,200,000	8,156,437
2.500%, 05/15/46	4,800,000	4,773,000
2.750%, 08/15/42	2,020,000	2,119,422
2.750%, 11/15/42	3,200,000	3,354,000
2.750%, 08/15/47	3,000,000	3,130,781
2.750%, 11/15/47 (b)	7,300,000	7,619,375
2.875%, 05/15/43	5,760,000	6,160,500
2.875%, 11/15/46	4,600,000	4,922,719
3.000%, 11/15/44	11,000,000	12,015,781
3.000%, 05/15/45 (b)	4,500,000	4,921,172
3.000%, 11/15/45	7,700,000	8,426,687
3.000%, 02/15/47	7,000,000	7,675,937
3.000%, 05/15/47	5,800,000	6,352,812
3.000%, 08/15/48 (b)	13,200,000	14,476,687
3.000%, 02/15/49 (b)	1,000,000	1,098,438
3.125%, 11/15/41	3,000,000	3,357,188
3.125%, 02/15/42	1,800,000	2,012,625
3.125%, 02/15/43 (b)	3,270,000	3,646,561
3.125%, 08/15/44	4,700,000	5,243,437
3.375%, 05/15/44	3,000,000	3,486,563
3.500%, 02/15/39	2,080,000	2,470,000
3.625%, 08/15/43	2,600,000	3,138,281
3.625%, 02/15/44	8,020,000	9,690,416
3.750%, 08/15/41	1,830,000	2,246,897
3.750%, 11/15/43 (b)	2,600,000	3,200,844
3.875%, 08/15/40	5,380,000	6,719,116
4.250%, 05/15/39	2,500,000	3,269,922
4.250%, 11/15/40	4,280,000	5,614,825
4.375%, 11/15/39	1,900,000	2,525,813
4.375%, 05/15/40	3,220,000	4,287,128
4.375%, 05/15/41	1,350,000	1,802,672
4.500%, 02/15/36 (b)	1,600,000	2,110,750
4.625%, 02/15/40	4,500,000	6,177,656
5.000%, 05/15/37	1,560,000	2,199,113
5.250%, 02/15/29	750,000	963,047
5.375%, 02/15/31 (b)	3,675,000	4,934,836
6.125%, 11/15/27	1,750,000	2,313,828
6.250%, 08/15/23	7,700,000	9,072,164
6.250%, 05/15/30	2,500,000	3,526,172
6.375%, 08/15/27	2,900,000	3,865,609
6.500%, 11/15/26	2,500,000	3,287,891
7.125%, 02/15/23 (b)	11,125,000	13,215,283
7.250%, 08/15/22 (b)	6,120,000	7,137,450
7.875%, 02/15/21 (b)	4,450,000	4,876,574

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
8.000%, 11/15/21	2,920,000	$3,338,153
8.125%, 08/15/21	1,250,000	1,413,477
8.750%, 08/15/20	1,000,000	1,075,313
U.S. Treasury Notes
1.125%, 02/28/21	10,100,000	9,986,770
1.125%, 06/30/21 (b)	14,200,000	14,027,492
1.125%, 07/31/21	12,300,000	12,142,406
1.125%, 08/31/21	6,300,000	6,217,312
1.250%, 03/31/21	6,100,000	6,043,527
1.250%, 07/31/23	8,600,000	8,435,391
1.375%, 08/31/20	4,900,000	4,869,949
1.375%, 01/31/21	5,100,000	5,064,539
1.500%, 08/15/20 (b)	2,000,000	1,990,781
1.500%, 02/28/23 (b)	7,200,000	7,142,625
1.500%, 08/15/26	10,600,000	10,331,687
1.625%, 11/30/20	5,000,000	4,984,375
1.625%, 06/30/21	9,000,000	8,976,447
1.625%, 11/15/22	5,000,000	4,983,203
1.625%, 05/31/23	7,900,000	7,869,141
1.625%, 02/15/26	8,300,000	8,178,094
1.625%, 05/15/26	10,900,000	10,726,281
1.750%, 10/31/20 (b)	10,000,000	9,983,594
1.750%, 12/31/20 (b)	14,800,000	14,781,500
1.750%, 11/30/21	11,000,000	11,003,437
1.750%, 02/28/22	9,000,000	9,005,625
1.750%, 05/15/22	8,000,000	8,005,625
1.750%, 05/31/22	5,100,000	5,103,586
1.750%, 05/15/23 (b)	22,720,000	22,734,200
1.875%, 12/15/20 (b)	9,100,000	9,104,621
1.875%, 02/28/22	9,000,000	9,033,750
1.875%, 03/31/22 (b)	11,000,000	11,048,984
1.875%, 04/30/22 (b)	12,100,000	12,149,156
1.875%, 07/31/22	11,100,000	11,150,297
1.875%, 08/31/22	7,400,000	7,433,531
1.875%, 09/30/22	3,000,000	3,014,766
1.875%, 08/31/24	10,200,000	10,250,203
2.000%, 11/30/20	14,800,000	14,831,797
2.000%, 02/28/21	5,000,000	5,015,234
2.000%, 10/31/21	6,000,000	6,036,562
2.000%, 02/15/22	3,800,000	3,826,719
2.000%, 11/30/22	6,700,000	6,760,719
2.000%, 02/15/23	6,900,000	6,965,227
2.000%, 05/31/24 (b)	8,400,000	8,499,750
2.000%, 06/30/24 (b)	7,300,000	7,379,844
2.000%, 02/15/25 (b)	23,500,000	23,738,672
2.000%, 08/15/25	14,100,000	14,234,391
2.000%, 11/15/26	7,300,000	7,355,891
2.125%, 06/30/21 (b)	12,000,000	12,087,188
2.125%, 08/15/21	8,710,000	8,776,686
2.125%, 12/31/21	11,900,000	12,014,352
2.125%, 12/31/22	7,200,000	7,298,438
2.125%, 02/29/24 (b)	12,000,000	12,198,750
2.125%, 03/31/24 (b)	6,200,000	6,304,141
2.125%, 05/15/25	16,400,000	16,676,750
2.250%, 02/15/21 (b)	11,000,000	11,075,625

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.250%, 03/31/21	9,000,000	$9,070,664
2.250%, 04/30/21	10,000,000	10,085,156
2.250%, 07/31/21	13,000,000	13,130,000
2.250%, 11/15/24	18,100,000	18,521,391
2.250%, 11/15/25	10,800,000	11,060,719
2.250%, 02/15/27	9,900,000	10,145,953
2.250%, 08/15/27 (b)	2,100,000	2,150,859
2.250%, 11/15/27	7,600,000	7,780,500
2.375%, 12/31/20	7,600,000	7,660,266
2.375%, 04/15/21	5,000,000	5,051,172
2.375%, 08/15/24	15,900,000	16,364,578
2.375%, 05/15/27	8,000,000	8,271,250
2.375%, 05/15/29	1,900,000	1,962,344
2.500%, 06/30/20	3,000,000	3,016,055
2.500%, 08/15/23	14,400,000	14,836,500
2.500%, 05/15/24	10,000,000	10,344,531
2.625%, 08/15/20	6,000,000	6,047,109
2.625%, 11/15/20	4,000,000	4,041,250
2.625%, 12/31/23	6,900,000	7,160,367
2.625%, 02/15/29	10,000,000	10,545,312
2.750%, 08/31/23	4,800,000	4,994,250
2.750%, 09/30/20 (b)	16,000,000	16,169,375
2.750%, 11/15/23	19,335,000	20,149,185
2.750%, 02/15/24	12,400,000	12,949,281
2.750%, 02/28/25	6,900,000	7,248,773
2.750%, 02/15/28	9,100,000	9,675,859
2.875%, 05/15/28 (b)	12,900,000	13,853,391
2.875%, 08/15/28	6,000,000	6,448,125
3.125%, 11/15/28	8,000,000	8,775,000
3.625%, 02/15/21	1,500,000	1,543,066

		993,531,577

Total U.S. Treasury & Government Agencies (Cost $1,681,885,248)		1,730,913,437

Corporate Bonds & Notes—26.8%

Aerospace/Defense—0.6%
Boeing Co. (The) 7.250%, 06/15/25	460,000	573,252
General Dynamics Corp. 3.000%, 05/11/21	1,000,000	1,015,970
Lockheed Martin Corp.
3.550%, 01/15/26	1,000,000	1,063,390
4.090%, 09/15/52 (b)	3,454,000	3,836,807
Northrop Grumman Corp. 3.250%, 01/15/28	1,100,000	1,129,579
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	735,585
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,010,970
United Technologies Corp.
3.125%, 05/04/27	2,000,000	2,056,560

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
United Technologies Corp.
4.500%, 06/01/42 (b)	2,645,000	$2,982,607
7.500%, 09/15/29	200,000	275,462

		14,680,182

Agriculture—0.4%
Altria Group, Inc.
4.000%, 01/31/24 (b)	1,000,000	1,051,740
Archer-Daniels-Midland Co. 4.479%, 03/01/21 (b)	2,000,000	2,072,260
Philip Morris International, Inc. 3.250%, 11/10/24	2,000,000	2,068,320
Reynolds American, Inc. 4.450%, 06/12/25	3,800,000	4,030,774

		9,223,094

Auto Manufacturers—0.6%
American Honda Finance Corp. 2.300%, 09/09/26	1,100,000	1,068,881
Daimler Finance North America LLC 8.500%, 01/18/31 (b)	1,050,000	1,562,473
Ford Motor Co. 7.450%, 07/16/31 (b)	2,200,000	2,602,336
Ford Motor Credit Co. LLC 2.597%, 11/04/19	2,000,000	1,997,940
General Motors Financial Co., Inc.
3.200%, 07/06/21	2,000,000	2,014,620
4.350%, 01/17/27 (b)	3,200,000	3,261,920
Toyota Motor Credit Corp. 3.300%, 01/12/22 (b)	3,000,000	3,083,190

		15,591,360

Banks—6.1%
Bank of America Corp.
2.625%, 04/19/21	1,000,000	1,005,990
3.300%, 01/11/23	4,075,000	4,200,265
4.100%, 07/24/23 (b)	2,905,000	3,099,228
4.200%, 08/26/24 (b)	3,000,000	3,188,730
5.875%, 02/07/42	3,000,000	3,996,690
Bank of Montreal 1.900%, 08/27/21	1,000,000	993,040
Bank of Nova Scotia (The) 2.700%, 03/07/22 (b)	3,000,000	3,041,190
Barclays plc 4.375%, 01/12/26 (b)	3,500,000	3,633,490
BNP Paribas S.A. 5.000%, 01/15/21	1,225,000	1,274,282
Branch Banking & Trust Co. 2.850%, 04/01/21	3,400,000	3,430,396
Capital One N.A. 2.250%, 09/13/21	3,000,000	2,988,720
Citigroup, Inc.
2.700%, 03/30/21	2,000,000	2,009,980
3.200%, 10/21/26 (b)	1,700,000	1,734,918

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc.
4.750%, 05/18/46	4,400,000	$4,977,720
5.375%, 08/09/20	2,200,000	2,270,818
Cooperatieve Rabobank UA 5.250%, 05/24/41	1,640,000	2,108,236
Credit Suisse AG 4.375%, 08/05/20	2,611,000	2,666,223
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	1,000,000	1,037,430
Deutsche Bank AG 4.250%, 10/14/21	900,000	912,024
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,734,089
Goldman Sachs Group, Inc. (The)
3.850%, 01/26/27 (b)	1,900,000	1,985,196
4.000%, 03/03/24	2,000,000	2,121,140
4.017%, 3M LIBOR + 1.373%, 10/31/38 (a)	2,000,000	2,059,180
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a) (b)	1,900,000	2,033,551
6.125%, 02/15/33 (b)	2,075,000	2,681,564
HSBC Holdings plc
5.100%, 04/05/21	2,556,000	2,670,483
5.250%, 03/14/44 (b)	900,000	1,048,068
6.500%, 09/15/37	905,000	1,179,794
HSBC USA, Inc. 2.350%, 03/05/20	3,000,000	2,999,310
JPMorgan Chase & Co.
2.950%, 10/01/26	2,000,000	2,028,160
3.250%, 09/23/22	2,850,000	2,928,147
3.882%, 3M LIBOR + 1.360%, 07/24/38 (a)	2,100,000	2,198,070
3.900%, 07/15/25	4,700,000	5,017,344
4.950%, 03/25/20	2,650,000	2,700,191
KeyBank N.A. 3.300%, 06/01/25	3,800,000	3,969,138
KFW
1.625%, 03/15/21	5,500,000	5,477,945
2.375%, 08/25/21	1,945,000	1,968,515
2.750%, 09/08/20	2,300,000	2,320,516
Landwirtschaftliche Rentenbank 2.000%, 01/13/25	1,500,000	1,509,015
Lloyds Bank plc 6.375%, 01/21/21	1,500,000	1,588,890
Mitsubishi UFJ Financial Group, Inc.
2.998%, 02/22/22	1,900,000	1,927,018
3.850%, 03/01/26	1,000,000	1,064,530
Morgan Stanley
4.300%, 01/27/45	2,900,000	3,174,514
4.350%, 09/08/26	3,800,000	4,074,132
5.625%, 09/23/19	1,900,000	1,913,072
7.250%, 04/01/32	1,850,000	2,609,185
National Australia Bank, Ltd. 2.800%, 01/10/22 (b)	1,900,000	1,923,712
Oesterreichische Kontrollbank AG 2.875%, 03/13/23	1,300,000	1,347,177
PNC Bank N.A. 2.950%, 02/23/25 (b)	4,100,000	4,194,792

Security Description	Principal Amount*	Value

Banks—(Continued)
Royal Bank of Scotland Group plc
3.498%, 3M LIBOR + 1.480%, 05/15/23 (a)	1,000,000	$1,010,260
3.875%, 09/12/23	1,000,000	1,026,590
Santander UK Group Holdings plc 2.875%, 08/05/21	1,500,000	1,502,505
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/26 (b)	4,700,000	4,668,745
Toronto-Dominion Bank (The) 3.500%, 07/19/23	3,000,000	3,146,520
U.S. Bancorp 3.600%, 09/11/24 (b)	3,000,000	3,158,130
UBS AG 4.875%, 08/04/20	3,500,000	3,597,825
Wells Fargo & Co.
2.600%, 07/22/20	4,000,000	4,010,880
3.000%, 01/22/21	3,400,000	3,431,518
3.000%, 10/23/26	2,000,000	2,020,680
Wells Fargo Bank N.A.
5.950%, 08/26/36	1,900,000	2,415,679
Westpac Banking Corp. 2.800%, 01/11/22	2,000,000	2,024,900

		155,030,040

Beverages—0.7%
Anheuser-Busch InBev Finance, Inc. 4.900%, 02/01/46	5,300,000	5,850,352
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/48	1,165,000	1,218,438
5.550%, 01/23/49	1,900,000	2,323,073
Coca-Cola Co. (The)
3.150%, 11/15/20	280,000	283,878
3.200%, 11/01/23	3,000,000	3,138,420
Keurig Dr Pepper, Inc. 4.057%, 05/25/23	1,000,000	1,050,200
PepsiCo, Inc. 3.600%, 03/01/24 (b)	2,475,000	2,625,802

		16,490,163

Biotechnology—0.4%
Amgen, Inc.
2.600%, 08/19/26	3,200,000	3,156,800
3.625%, 05/22/24 (b)	1,200,000	1,259,316
Celgene Corp. 4.625%, 05/15/44	2,000,000	2,275,080
Gilead Sciences, Inc. 3.650%, 03/01/26 (b)	3,000,000	3,170,790

		9,861,986

Chemicals—0.3%
Dow Chemical Co. (The) 9.400%, 05/15/39	650,000	1,030,894
LyondellBasell Industries NV 4.625%, 02/26/55 (b)	1,400,000	1,408,722
Nutrien, Ltd. 4.875%, 03/30/20	970,000	986,684

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Praxair, Inc. 3.000%, 09/01/21 (b)	3,950,000	$4,022,048

		7,448,348

Computers—0.6%
Apple, Inc.
2.250%, 02/23/21	3,000,000	3,009,660
2.400%, 05/03/23	2,072,000	2,093,984
4.450%, 05/06/44	944,000	1,083,212
4.650%, 02/23/46	2,700,000	3,203,631
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (b)	1,400,000	1,531,362
International Business Machines Corp. 4.000%, 06/20/42	3,200,000	3,304,864

		14,226,713

Cosmetics/Personal Care—0.3%
Procter & Gamble Co. (The) 2.300%, 02/06/22	3,600,000	3,628,404
Unilever Capital Corp.
2.900%, 05/05/27	1,500,000	1,532,205
5.900%, 11/15/32 (b)	1,500,000	2,012,040

		7,172,649

Diversified Financial Services—0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.950%, 02/01/22 (b)	1,800,000	1,850,814
American Express Credit Corp. 3.300%, 05/03/27 (b)	3,000,000	3,148,500
BlackRock, Inc. 3.500%, 03/18/24 (b)	3,800,000	4,027,316
GE Capital International Funding Co. 4.418%, 11/15/35	2,700,000	2,672,325
Intercontinental Exchange, Inc. 3.750%, 12/01/25	1,000,000	1,067,390
Visa, Inc. 2.800%, 12/14/22 (b)	3,000,000	3,073,680

		15,840,025

Electric—1.8%
Connecticut Light & Power Co. (The) 4.000%, 04/01/48	1,000,000	1,095,470
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	3,070,000	3,187,796
Dominion Energy, Inc. 3.900%, 10/01/25	1,900,000	2,024,241
DTE Electric Co. 3.700%, 03/15/45	4,000,000	4,147,960
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,491,020
Duke Energy Corp. 3.050%, 08/15/22	4,000,000	4,076,440
Entergy Louisiana LLC 4.000%, 03/15/33	1,000,000	1,101,380

Security Description	Principal Amount*	Value

Electric—(Continued)
Exelon Corp.
3.400%, 04/15/26 (b)	3,000,000	$3,079,230
5.625%, 06/15/35	1,500,000	1,809,540
FirstEnergy Corp. 3.900%, 07/15/27	2,000,000	2,098,500
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,294,201
Georgia Power Co. 4.300%, 03/15/42	2,000,000	2,116,280
MidAmerican Energy Co. 4.250%, 07/15/49	1,500,000	1,703,340
Northern States Power Co. 6.250%, 06/01/36 (b)	2,200,000	2,950,860
Ohio Power Co. 5.375%, 10/01/21	1,640,000	1,750,962
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32	950,000	1,331,549
PacifiCorp 2.950%, 02/01/22 (b)	2,800,000	2,851,520
PPL Capital Funding, Inc. 3.400%, 06/01/23	2,000,000	2,050,400
PSEG Power LLC
8.625%, 04/15/31	1,000,000	1,377,480
Sempra Energy 3.400%, 02/01/28	2,100,000	2,095,359

		45,633,528

Electrical Components & Equipment—0.0%
Emerson Electric Co. 2.625%, 12/01/21	1,000,000	1,009,540

Food—0.4%
General Mills, Inc. 4.200%, 04/17/28 (b)	1,500,000	1,619,685
Kraft Heinz Foods Co. 3.000%, 06/01/26 (b)	3,300,000	3,212,682
Kroger Co. (The) 3.300%, 01/15/21	1,900,000	1,923,959
Sysco Corp. 2.600%, 06/12/22	2,400,000	2,423,040
Tyson Foods, Inc. 3.550%, 06/02/27	1,200,000	1,239,948

		10,419,314

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,223,072
International Paper Co. 3.000%, 02/15/27 (b)	1,500,000	1,484,370

		3,707,442

Gas—0.1%
NiSource, Inc. 4.800%, 02/15/44	1,500,000	1,672,650

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—0.5%
Abbott Laboratories 4.750%, 11/30/36	3,000,000	$3,549,450
Becton Dickinson & Co. 4.669%, 06/06/47	2,000,000	2,243,860
Medtronic, Inc. 4.625%, 03/15/45 (b)	3,000,000	3,627,450
Thermo Fisher Scientific, Inc. 4.150%, 02/01/24 (b)	3,445,000	3,690,284

		13,111,044

Healthcare-Services—0.5%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	3,017,220
Anthem, Inc. 5.850%, 01/15/36 (b)	1,800,000	2,166,246
Laboratory Corp. of America Holdings 4.625%, 11/15/20	1,900,000	1,945,353
UnitedHealth Group, Inc.
3.750%, 07/15/25	3,600,000	3,843,828
4.250%, 06/15/48	1,000,000	1,109,040

		12,081,687

Insurance—0.8%
Aflac, Inc. 3.625%, 06/15/23	1,475,000	1,545,756
American International Group, Inc.
3.300%, 03/01/21	3,000,000	3,040,410
4.500%, 07/16/44	1,100,000	1,160,775
AXA S.A. 8.600%, 12/15/30 (b)	1,165,000	1,661,208
Berkshire Hathaway, Inc. 3.125%, 03/15/26 (b)	2,900,000	3,002,892
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,159,420
Chubb INA Holdings, Inc. 3.350%, 05/15/24	2,000,000	2,103,480
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	993,096
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26 (b)	2,000,000	2,110,660
Principal Financial Group, Inc. 3.100%, 11/15/26 (b)	1,000,000	1,010,200
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,935,530

		19,723,427

Internet—0.3%
Alibaba Group Holding, Ltd. 4.200%, 12/06/47 (b)	1,400,000	1,466,766
Amazon.com, Inc.
3.800%, 12/05/24	1,800,000	1,938,834
3.875%, 08/22/37	1,900,000	2,094,351

Security Description	Principal Amount*	Value

Internet—(Continued)
eBay, Inc. 3.600%, 06/05/27	1,500,000	$1,537,875

		7,037,826

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36	528,000	634,054

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 3.750%, 11/24/23	1,000,000	1,058,210
Caterpillar, Inc. 3.803%, 08/15/42 (b)	1,500,000	1,597,140

		2,655,350

Machinery-Diversified—0.1%
Deere & Co. 2.600%, 06/08/22	1,950,000	1,973,108

Media—1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.464%, 07/23/22 (b)	2,800,000	2,939,860
6.484%, 10/23/45	900,000	1,070,253
Comcast Corp.
3.150%, 03/01/26 (b)	2,000,000	2,069,660
3.969%, 11/01/47	2,900,000	3,038,040
4.650%, 07/15/42	3,670,000	4,223,876
5.650%, 06/15/35	1,500,000	1,874,385
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	2,123,172
Time Warner Cable LLC 6.550%, 05/01/37	100,000	114,865
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	450,444
TWDC Enterprises 18 Corp. 2.950%, 06/15/27 (b)	2,000,000	2,084,520
Viacom, Inc. 4.375%, 03/15/43	3,500,000	3,424,260
Walt Disney Co. (The) 6.550%, 03/15/33 (144A)	1,950,000	2,676,434

		26,089,769

Mining—0.2%
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	2,308,176
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	2,342,803

		4,650,979

Miscellaneous Manufacturing—0.3%
3M Co. 3.625%, 10/15/47	1,000,000	1,002,470

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—(Continued)
General Electric Co.
3.375%, 03/11/24	2,900,000	$2,967,831
5.300%, 02/11/21	1,915,000	1,987,023
6.750%, 03/15/32	1,250,000	1,540,038
7.500%, 08/21/35	100,000	125,717
Ingersoll-Rand Luxembourg Finance S.A. 3.800%, 03/21/29	1,000,000	1,049,070

		8,672,149

Multi-National—1.4%
African Development Bank 2.625%, 03/22/21	1,000,000	1,012,720
Asian Development Bank
1.625%, 08/26/20 (b)	4,000,000	3,984,360
2.000%, 02/16/22	2,000,000	2,010,700
European Investment Bank
1.625%, 12/15/20	2,000,000	1,991,940
1.875%, 02/10/25 (b)	2,500,000	2,500,575
2.500%, 10/15/24 (b)	3,800,000	3,921,296
4.000%, 02/16/21	1,700,000	1,757,273
4.875%, 02/15/36	1,100,000	1,448,117
Inter-American Development Bank
2.125%, 01/15/25	6,000,000	6,071,340
2.375%, 07/07/27 (b)	1,500,000	1,535,490
7.000%, 06/15/25	200,000	251,878
International Bank for Reconstruction & Development
2.125%, 03/03/25	3,000,000	3,039,990
2.500%, 07/29/25	2,000,000	2,065,200
7.625%, 01/19/23	2,970,000	3,558,238
International Finance Corp. 1.125%, 07/20/21 (b)	1,600,000	1,578,368

		36,727,485

Oil & Gas—1.5%
Apache Finance Canada Corp. 7.750%, 12/15/29	100,000	126,396
BP Capital Markets America, Inc. 3.245%, 05/06/22 (b)	3,900,000	4,014,348
Burlington Resources LLC 5.950%, 10/15/36	1,550,000	2,021,727
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	2,220,984
Chevron Corp. 3.191%, 06/24/23 (b)	2,025,000	2,102,173
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	942,151
Equinor ASA 3.250%, 11/10/24 (b)	3,100,000	3,240,616
Exxon Mobil Corp. 3.176%, 03/15/24 (b)	2,900,000	3,027,571
Marathon Oil Corp. 6.600%, 10/01/37	2,000,000	2,468,020
Noble Energy, Inc. 3.900%, 11/15/24	4,200,000	4,380,054

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Occidental Petroleum Corp. 3.400%, 04/15/26 (b)	1,000,000	$1,020,660
Petroleos Mexicanos
4.875%, 01/24/22 (b)	1,900,000	1,895,117
6.625%, 06/15/35	3,400,000	3,131,128
6.750%, 09/21/47 (b)	1,700,000	1,505,146
Phillips 66 4.875%, 11/15/44	1,000,000	1,116,290
Shell International Finance B.V. 1.875%, 05/10/21	3,000,000	2,986,470
Total Capital International S.A. 2.700%, 01/25/23	1,500,000	1,522,110
Valero Energy Corp. 3.400%, 09/15/26	1,000,000	1,019,600

		38,740,561

Oil & Gas Services—0.2%
Halliburton Co. 3.500%, 08/01/23 (b)	4,000,000	4,135,240

Pharmaceuticals—1.5%
AbbVie, Inc. 4.400%, 11/06/42	3,200,000	3,152,704
Allergan Funding SCS 3.800%, 03/15/25 (b)	2,400,000	2,490,024
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,257,480
CVS Health Corp.
3.350%, 03/09/21	1,500,000	1,520,925
3.700%, 03/09/23	3,000,000	3,099,420
4.780%, 03/25/38	2,500,000	2,607,200
5.050%, 03/25/48	1,500,000	1,599,555
5.125%, 07/20/45	1,900,000	2,026,008
Express Scripts Holding Co.
4.500%, 02/25/26	2,700,000	2,911,410
6.125%, 11/15/41	313,000	384,683
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28	2,000,000	2,185,200
Johnson & Johnson
3.700%, 03/01/46 (b)	2,000,000	2,165,400
5.950%, 08/15/37	910,000	1,261,297
Merck & Co., Inc.
2.400%, 09/15/22	1,000,000	1,010,340
6.550%, 09/15/37	1,000,000	1,412,000
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	300,000	375,915
Novartis Capital Corp. 4.400%, 04/24/20	900,000	915,660
Sanofi 4.000%, 03/29/21	1,275,000	1,313,747
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26 (b)	3,000,000	3,024,450
Wyeth LLC 5.950%, 04/01/37	3,300,000	4,376,196

		39,089,614

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—1.0%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	$293,434
Enbridge Energy Partners L.P. 5.875%, 10/15/25	3,000,000	3,478,140
Energy Transfer Operating L.P.
4.650%, 06/01/21	1,950,000	2,022,696
5.150%, 03/15/45	2,600,000	2,651,662
Enterprise Products Operating LLC 3.950%, 02/15/27	3,800,000	4,065,620
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,404,960
MPLX L.P. 5.200%, 03/01/47 (b)	1,000,000	1,073,560
Sabine Pass Liquefaction LLC 5.625%, 04/15/23 (b)	2,700,000	2,938,248
Tennessee Gas Pipeline Co. LLC
7.000%, 10/15/28	1,050,000	1,310,883
7.625%, 04/01/37	640,000	837,638
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,246,652
Williams Cos., Inc. (The) 3.750%, 06/15/27	2,500,000	2,583,675

		25,907,168

Real Estate Investment Trusts—0.6%
American Tower Corp. 3.000%, 06/15/23	2,100,000	2,129,589
Boston Properties L.P. 3.850%, 02/01/23	2,950,000	3,077,558
Digital Realty Trust L.P. 3.700%, 08/15/27	3,500,000	3,605,070
Simon Property Group L.P. 3.300%, 01/15/26	3,800,000	3,915,292
Ventas Realty L.P.
3.100%, 01/15/23	2,100,000	2,135,175
Welltower, Inc. 4.000%, 06/01/25	1,500,000	1,588,185

		16,450,869

Retail—0.7%
Home Depot, Inc. (The)
2.000%, 04/01/21	1,000,000	999,500
4.250%, 04/01/46	2,000,000	2,251,220
4.400%, 04/01/21 (b)	1,450,000	1,499,662
Lowe’s Cos., Inc. 4.050%, 05/03/47 (b)	1,500,000	1,493,130
McDonald’s Corp. 3.700%, 01/30/26 (b)	3,000,000	3,188,460
Target Corp.
4.000%, 07/01/42 (b)	1,000,000	1,086,480
6.350%, 11/01/32 (b)	708,000	963,390
Walmart, Inc.
2.550%, 04/11/23	4,000,000	4,055,240
5.250%, 09/01/35	935,000	1,188,217

Security Description	Principal Amount*	Value

Retail—(Continued)
Walmart, Inc. 4.050%, 06/29/48	900,000	$1,030,410

		17,755,709

Semiconductors—0.4%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22	3,100,000	3,109,176
Intel Corp.
2.700%, 12/15/22 (b)	2,000,000	2,035,640
3.734%, 12/08/47 (b)	1,000,000	1,038,420
QUALCOMM, Inc. 3.450%, 05/20/25 (b)	4,000,000	4,160,200

		10,343,436

Software—0.8%
Fiserv, Inc. 2.750%, 07/01/24	2,000,000	2,013,232
Microsoft Corp.
3.125%, 11/03/25 (b)	5,100,000	5,368,668
4.250%, 02/06/47	3,000,000	3,537,300
Oracle Corp.
1.900%, 09/15/21	1,800,000	1,790,532
2.500%, 10/15/22	2,100,000	2,121,861
4.125%, 05/15/45	4,200,000	4,552,002

		19,383,595

Telecommunications—1.4%
AT&T, Inc.
3.600%, 07/15/25	1,900,000	1,973,454
4.100%, 02/15/28 (b)	2,687,000	2,844,512
4.125%, 02/17/26	3,000,000	3,197,970
5.150%, 11/15/46	1,308,000	1,445,772
5.300%, 08/15/58	2,500,000	2,755,975
6.100%, 07/15/40	925,000	1,107,169
7.125%, 12/15/31	100,000	122,315
British Telecommunications plc 9.625%, 12/15/30	1,000,000	1,507,450
Cisco Systems, Inc.
2.500%, 09/20/26 (b)	1,200,000	1,209,108
5.500%, 01/15/40	2,000,000	2,633,820
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,435,890
Orange S.A. 5.500%, 02/06/44 (b)	1,000,000	1,239,820
Telefonica Emisiones S.A. 4.103%, 03/08/27	1,900,000	2,018,370
Verizon Communications, Inc.
3.376%, 02/15/25	2,078,000	2,169,245
4.812%, 03/15/39 (b)	3,927,000	4,511,691
5.012%, 04/15/49 (b)	2,032,000	2,417,470
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,621,599

		35,211,630

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.5%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	3,900,000	$4,332,081
CSX Corp. 6.150%, 05/01/37	1,600,000	2,048,464
FedEx Corp. 4.550%, 04/01/46	1,000,000	1,024,700
Norfolk Southern Corp.
3.000%, 04/01/22 (b)	1,911,000	1,945,971
5.590%, 05/17/25	28,000	32,008
Union Pacific Corp.
4.500%, 09/10/48	900,000	1,021,509
6.625%, 02/01/29 (b)	1,200,000	1,536,060

		11,940,793

Total Corporate Bonds & Notes (Cost $652,836,491)		680,322,527

Foreign Government—1.6%

Electric—0.0%
Hydro-Quebec 8.400%, 01/15/22	1,000,000	1,154,090

Provincial—0.4%
Province of British Columbia Canada 2.000%, 10/23/22	1,970,000	1,978,294
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	261,440
Province of Ontario Canada
2.450%, 06/29/22	2,000,000	2,030,160
3.050%, 01/29/24	1,900,000	1,985,158
Province of Quebec Canada
2.500%, 04/20/26	2,000,000	2,042,220
7.500%, 07/15/23	350,000	421,788

		8,719,060

Sovereign—1.2%
Colombia Government International Bonds
5.000%, 06/15/45	1,000,000	1,105,480
8.125%, 05/21/24 (b)	1,500,000	1,848,960
Export Development Canada 2.000%, 05/17/22	1,000,000	1,005,590
Export-Import Bank of Korea 2.250%, 01/21/20	2,000,000	2,000,240
Japan Bank for International Cooperation 2.500%, 05/23/24	3,900,000	3,970,173
Mexico Government International Bonds
5.750%, 10/12/10 (b)	2,000,000	2,187,220
6.750%, 09/27/34 (b)	1,050,000	1,337,637
8.000%, 09/24/22	2,200,000	2,557,874
Panama Government International Bonds
4.500%, 05/15/47 (b)	1,400,000	1,580,992
5.200%, 01/30/20	1,370,000	1,392,180
Peruvian Government International Bond 8.750%, 11/21/33 (b)	1,450,000	2,343,316

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Philippine Government International Bonds
3.950%, 01/20/40	2,100,000	$2,345,007
5.000%, 01/13/37	1,740,000	2,181,456
Poland Government International Bond 3.250%, 04/06/26 (b)	2,000,000	2,115,680
Ukraine Government AID Bond 1.471%, 09/29/21	1,600,000	1,586,400
Uruguay Government International Bond 4.375%, 10/27/27	1,900,000	2,053,539

		31,611,744

Total Foreign Government (Cost $39,666,049)		41,484,894

Mortgage-Backed Securities—1.3%

Commercial Mortgage-Backed Securities—1.3%
Commercial Mortgage Pass-Through Certificates Mortgage Trust
3.765%, 02/10/49	1,539,000	1,643,923
3.902%, 07/10/50	1,835,000	1,963,491
Commercial Mortgage Trust 3.838%, 09/10/47	3,800,000	4,050,006
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,835,000	1,917,128
GS Mortgage Securities Trust
3.135%, 06/10/46	2,935,000	3,017,284
3.377%, 05/10/45	2,198,918	2,238,024
4.243%, 08/10/46	966,000	1,034,043
JPMBB Commercial Mortgage Securities Trust
3.598%, 11/15/48	3,900,000	4,141,834
3.801%, 08/15/48	1,534,000	1,638,823
Morgan Stanley Bank of America Merrill Lynch Trust
3.544%, 01/15/49	3,850,000	4,074,628
3.635%, 10/15/48	1,547,000	1,643,408
3.732%, 05/15/48	3,750,000	3,994,397
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	1,088,003

Total Mortgage-Backed Securities (Cost $31,982,276)		32,444,992

Asset-Backed Securities—0.6%

Asset-Backed - Automobile—0.3%
Ally Auto Receivables Trust 1.990%, 11/15/21	2,990,000	2,981,987
AmeriCredit Automobile Receivables Trust 3.080%, 12/18/23	1,500,000	1,516,772
Ford Credit Auto Owner Trust 3.160%, 10/15/23	1,000,000	1,025,739
Honda Auto Receivables Owner Trust 1.330%, 11/18/22	1,011,000	1,006,926

		6,531,424

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—0.3%
Capital One Multi-Asset Execution Trust 1.660%, 06/17/24	3,000,000	$2,975,428
Citibank Credit Card Issuance Trust 2.880%, 01/23/23	4,924,000	4,980,749

		7,956,177

Total Asset-Backed Securities (Cost $14,385,336)		14,487,601

Municipals—0.5%
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	660,000	905,012
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,988,000	2,388,443
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40	1,700,000	2,629,815
Oregon School Boards Association 5.680%, 06/30/28	1,900,000	2,290,564
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	2,700,000	4,058,505
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	1,230,000	1,295,288

Total Municipals (Cost $11,418,295)		13,567,627

Short-Term Investments—0.5%

Discount Notes—0.2%
Federal Home Loan Bank
2.073%, 07/10/19 (c)	800,000	799,560
2.121%, 07/17/19 (c)	2,100,000	2,097,946
2.253%, 07/19/19 (c)	400,000	399,560
2.361%, 08/14/19 (c)	200,000	199,460

		3,496,526

U.S. Treasury—0.3%
U.S. Treasury Bills
0.971%, 07/02/19 (c)	3,300,000	3,299,822
2.067%, 08/13/19 (c)	2,700,000	2,693,360
2.187%, 07/18/19 (c)	2,100,000	2,097,966

		8,091,148

Total Short-Term Investments (Cost $11,587,276)		11,587,674

Securities Lending Reinvestments (d)—13.5%

Certificates of Deposit—6.7%
ABN AMRO Bank NV Zero Coupon, 07/05/19	5,947,395	5,997,180
Banco Del Estado De Chile New York
2.564%, 1M LIBOR + 0.160%, 11/22/19 (a)	4,000,000	4,000,340

Certificates of Deposit—(Continued)
Banco Del Estado De Chile New York
2.592%, 1M LIBOR + 0.180%, 10/09/19 (a)	2,000,000	2,000,282
Banco Santander S.A. 2.600%, 07/05/19	4,000,000	4,000,208
Bank of Montreal (Chicago)
2.512%, 1M LIBOR + 0.100%, 10/11/19 (a)	2,000,000	2,000,066
2.590%, SOFR + 0.170%, 02/07/20 (a)	1,000,000	1,000,056
2.751%, 1M LIBOR + 0.330%, 08/06/19 (a)	2,000,000	2,000,574
Bank of Nova Scotia 2.564%, 1M LIBOR + 0.170%, 05/15/20 (a)	10,000,000	9,999,080
Barclays Bank plc 3.000%, 09/19/19	2,040,542	2,002,682
BNP Paribas S.A. New York 2.615%, 3M LIBOR + 0.050%, 11/06/19 (a)	3,000,000	3,001,104
Canadian Imperial Bank of Commerce 2.660%, 1M LIBOR + 0.270%, 07/19/19 (a)	3,000,000	3,000,264
Chiba Bank, Ltd. 2.450%, 08/12/19	5,000,000	5,000,790
China Construction Bank Corp.
2.600%, 09/05/19	3,000,000	3,000,666
2.630%, 08/30/19	4,000,000	4,001,216
Commonwealth Bank of Australia 2.569%, 1M LIBOR + 0.175%, 04/16/20 (a)	5,000,000	5,000,950
Credit Industriel et Commercial
Zero Coupon, 08/01/19 (a)	1,970,832	1,995,580
2.590%, 1M LIBOR + 0.160%, 03/05/20 (a)	5,000,000	5,000,370
2.600%, 1M LIBOR + 0.160%, 01/03/20 (a)	2,000,000	2,000,322
Credit Suisse AG
2.561%, 1M LIBOR + 0.130%, 11/04/19 (a)	5,000,000	4,999,670
2.580%, 1M LIBOR + 0.140%, 10/02/19 (a)	6,000,000	6,000,024
HSBC Bank USA, N.A. 2.565%, 3M LIBOR + 0.000%, 08/05/19 (a)	5,000,000	4,999,600
Industrial & Commercial Bank of China, Ltd.
2.620%, 09/03/19	3,000,000	3,000,474
2.670%, 07/25/19	2,000,000	2,000,388
2.670%, 08/01/19	2,000,000	2,000,432
KBC Bank NV Zero Coupon, 10/25/19	4,935,000	4,963,174
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/17/19	1,986,941	1,997,500
Zero Coupon, 08/09/19	2,980,425	2,991,810
Mizuho Bank, Ltd. 2.524%, 1M LIBOR + 0.120%, 11/27/19 (a)	5,000,000	5,001,285
MUFG Bank Ltd. 2.574%, 1M LIBOR + 0.170%, 02/24/20 (a)	2,000,000	2,000,006
National Australia Bank, Ltd. 2.602%, 1M LIBOR + 0.190%, 04/08/20 (a)	1,000,000	1,000,230
Norinchukin Bank, New York Zero Coupon, 07/10/19	4,966,745	4,996,050
Rabobank International London 2.592%, 1M LIBOR + 0.190%, 04/24/20 (a)	4,000,000	4,001,640
Standard Chartered Bank
2.524%, 1M LIBOR + 0.130%, 11/15/19 (a)	6,000,000	6,000,216
2.660%, 08/23/19	5,000,000	5,002,315
Sumitomo Mitsui Banking Corp.
2.542%, 1M LIBOR + 0.130%, 12/09/19 (a)	2,000,000	2,000,098

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp.
2.553%, 1M LIBOR + 0.140%, 11/12/19 (a)	4,000,000	$4,000,476
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/08/19	1,972,724	1,994,680
Zero Coupon, 10/25/19	986,807	992,380
2.523%, 1M LIBOR + 0.140%, 11/20/19 (a)	4,000,000	4,000,400
2.564%, 1M LIBOR + 0.160%, 10/23/19 (a)	3,000,000	3,000,570
2.600%, 07/05/19	2,000,000	2,000,082
Svenska Handelsbanken AB 2.592%, 1M LIBOR + 0.180%, 06/05/20 (a)	2,000,000	2,000,380
Toronto-Dominion Bank 2.611%, 1M LIBOR + 0.180%, 06/03/20 (a)	5,000,000	4,999,891
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (a)	4,000,000	4,000,540
Wells Fargo Bank N.A. 2.721%, 3M LIBOR + 0.140%, 07/11/19 (a)	10,000,000	9,999,515
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (a)	5,000,000	4,999,972

		169,945,528

Commercial Paper—2.6%
Agricultural Bank of China 2.610%, 08/13/19	9,933,300	9,966,750
Bank of China, Ltd.
2.640%, 09/09/19	1,986,800	1,989,448
2.670%, 07/17/19	3,973,300	3,994,524
China Construction Bank Corp.
2.620%, 09/03/19	4,966,522	4,976,095
2.650%, 07/26/19	1,987,044	1,995,966
2.660%, 07/19/19	1,986,404	1,996,970
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (a)	2,000,000	2,000,398
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (a)	10,000,000	10,002,530
LMA S.A. & LMA Americas, Corp.
2.570%, 08/14/19	4,957,167	4,984,120
2.750%, 08/05/19	2,958,292	2,992,302
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (a)	1,000,000	999,995
Societe Generale 2.812%, 3M LIBOR + 0.410%, 12/18/19 (a)	2,003,548	2,003,796
Starbird Funding Corp. 2.600%, 07/01/19	3,999,195	3,999,180
Thunder Bay Funding LLC 2.540%, 1M LIBOR + 0.100%, 12/05/19 (a)	4,000,000	4,000,208
Toyota Motor Credit Corp. 2.620%, 08/29/19	4,935,592	4,979,725
Westpac Banking Corp. 2.552%, 1M LIBOR + 0.150%, 05/29/20 (a)	4,999,143	5,000,015

		65,882,022

Master Demand Notes—0.2%
Natixis Financial Products LLC 2.710%, OBFR + 0.350%, 08/02/19 (a)	5,000,000	5,000,000

Repurchase Agreements—2.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $6,111,628; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $6,232,666.	6,110,457	6,110,457
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $4,130,083; collateralized by various Common Stock with an aggregate market value of $4,510,000.	4,100,000	4,100,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $7,018,443; collateralized by various Common Stock with an aggregate market value of $7,700,000.	7,000,000	7,000,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $1,504,025; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $8,201,777; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $8,364,002.	8,200,000	8,200,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $1,100,252; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $1,122,006.	1,100,000	1,100,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $5,001,054; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $5,120,177.	5,000,000	5,000,000
Repurchase Agreement dated 07/18/18 at 2.560%, due on 07/05/19 with a maturity value of $4,100,124; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $4,377,248.	4,000,000	4,000,000
Societe Generale Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $15,703,232; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $16,917,819.	15,700,000	15,700,000

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $14,202,923; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $15,301,467.	14,200,000	$14,200,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $2,000,972; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $2,155,136.	2,000,000	2,000,000

		68,910,457

Time Deposits—1.3%
DZ Bank AG New York 2.380%, 07/01/19	7,370,000	7,370,000
Nordea Bank New York 2.310%, 07/01/19	15,000,000	15,000,000
Royal Bank of Canada 2.500%, 07/01/19	10,000,000	10,000,000

		32,370,000

Total Securities Lending Reinvestments (Cost $342,087,407)		342,108,007

Total Investments—113.0% (Cost $2,785,848,378)		2,866,916,759
Other assets and liabilities (net)—(13.0)%		(330,299,508)

Net Assets—100.0%		$2,536,617,251

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $329,910,647 and the collateral received consisted of cash in the amount of $341,754,177. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2019, the market value of 144A securities was $2,676,434, which is 0.1% of net assets.
(CMO)—	Collateralized Mortgage Obligation
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,730,913,437	$—	$1,730,913,437
Total Corporate Bonds & Notes*	—	680,322,527	—	680,322,527
Total Foreign Government*	—	41,484,894	—	41,484,894
Total Mortgage-Backed Securities*	—	32,444,992	—	32,444,992
Total Asset-Backed Securities*	—	14,487,601	—	14,487,601
Total Municipals*	—	13,567,627	—	13,567,627
Total Short-Term Investments*	—	11,587,674	—	11,587,674
Total Securities Lending Reinvestments*	—	342,108,007	—	342,108,007
Total Investments	$—	$2,866,916,759	$—	$2,866,916,759

Collateral for Securities Loaned (Liability)	$—	$(341,754,177)	$—	$(341,754,177)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$2,866,916,759
Cash	53,632
Receivable for:
Investments sold	24,998,327
Fund shares sold	1,383,490
Interest	16,520,754

Total Assets	2,909,872,962
Liabilities
Collateral for securities loaned	341,754,177
Payables for:
Investments purchased	29,505,583
Fund shares redeemed	637,550
Accrued Expenses:
Management fees	501,837
Distribution and service fees	255,840
Deferred trustees’ fees	126,456
Other expenses	474,268

Total Liabilities	373,255,711

Net Assets	$2,536,617,251

Net Assets Consist of:
Paid in surplus	$2,508,071,662
Distributable earnings (Accumulated losses)	28,545,589

Net Assets	$2,536,617,251

Net Assets
Class A	$1,332,185,347
Class B	825,338,161
Class E	51,679,428
Class G	327,414,315
Capital Shares Outstanding*
Class A	122,886,468
Class B	77,762,089
Class E	4,791,645
Class G	30,969,930
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.84
Class B	10.61
Class E	10.79
Class G	10.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,785,848,378.
(b)	Includes securities loaned at value of $329,910,647.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Interest	$36,681,805
Securities lending income	363,541

Total investment income	37,045,346
Expenses
Management fees	3,088,467
Administration fees	49,241
Custodian and accounting fees	123,983
Distribution and service fees—Class B	1,013,705
Distribution and service fees—Class E	38,217
Distribution and service fees—Class G	470,006
Audit and tax services	46,084
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	128,012
Insurance	8,313
Miscellaneous	11,166

Total expenses	5,030,980
Less management fee waiver	(98,527)

Net expenses	4,932,453

Net Investment Income	32,112,893

Net Realized and Unrealized Gain
Net realized gain on investments	1,799,483

Net change in unrealized appreciation on investments	111,821,243

Net realized and unrealized gain	113,620,726

Net Increase in Net Assets From Operations	$145,733,619

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,112,893	$67,011,851
Net realized gain (loss)	1,799,483	(2,602,372)
Net change in unrealized appreciation (depreciation)	111,821,243	(76,723,188)

Increase (decrease) in net assets from operations	145,733,619	(12,313,709)

From Distributions to Shareholders
Class A	(41,545,529)	(40,620,231)
Class B	(24,346,143)	(25,318,977)
Class E	(1,552,495)	(1,621,378)
Class G	(9,534,264)	(8,969,174)

Total distributions	(76,978,431)	(76,529,760)

Decrease in net assets from capital share transactions	(15,032,751)	(147,877,103)

Total increase (decrease) in net assets	53,722,437	(236,720,572)

Net Assets
Beginning of period	2,482,894,814	2,719,615,386

End of period	$2,536,617,251	$2,482,894,814

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	4,839,234	$52,111,669	7,811,010	$83,227,218
Reinvestments	3,871,904	41,545,529	3,932,259	40,620,231
Redemptions	(8,418,807)	(90,780,567)	(15,087,766)	(158,992,730)

Net increase (decrease)	292,331	$2,876,631	(3,344,497)	$(35,145,281)

Class B
Sales	1,696,618	$17,945,848	2,704,053	$27,987,348
Reinvestments	2,316,474	24,346,143	2,501,875	25,318,977
Redemptions	(6,146,461)	(64,616,477)	(14,670,824)	(150,861,531)

Net decrease	(2,133,369)	$(22,324,486)	(9,464,896)	$(97,555,206)

Class E
Sales	114,102	$1,220,337	190,181	$2,005,901
Reinvestments	145,501	1,552,495	157,875	1,621,378
Redemptions	(449,434)	(4,796,417)	(892,352)	(9,342,466)

Net decrease	(189,831)	$(2,023,585)	(544,296)	$(5,715,187)

Class G
Sales	2,234,331	$23,460,799	3,960,786	$40,765,196
Reinvestments	911,498	9,534,264	889,799	8,969,174
Redemptions	(2,536,538)	(26,556,374)	(5,767,983)	(59,195,799)

Net increase (decrease)	609,291	$6,438,689	(917,398)	$(9,461,429)

Decrease derived from capital shares transactions		$(15,032,751)		$(147,877,103)

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.55		$10.90	$10.87	$10.92	$11.22	$10.93

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.28	0.27	0.27	0.28	0.29
Net realized and unrealized gain (loss)	0.49		(0.31)	0.08	(0.01)	(0.25)	0.33

Total income (loss) from investment operations	0.64		(0.03)	0.35	0.26	0.03	0.62

Less Distributions
Distributions from net investment income	(0.35)		(0.32)	(0.32)	(0.31)	(0.33)	(0.33)

Total distributions	(0.35)		(0.32)	(0.32)	(0.31)	(0.33)	(0.33)

Net Asset Value, End of Period	$10.84		$10.55	$10.90	$10.87	$10.92	$11.22

Total Return (%) (b)	6.09	(c)	(0.18)	3.26	2.35	0.25	5.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (e)	0.28	(d)	0.27	0.27	0.27	0.27	0.28
Ratio of net investment income to average net assets (%)	2.72	(d)	2.69	2.50	2.39	2.48	2.62
Portfolio turnover rate (%)	9	(c)	19	22	16	18	13
Net assets, end of period (in millions)	$1,332.2		$1,293.6	$1,373.3	$1,299.2	$1,177.2	$1,008.2

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.32		$10.67	$10.65	$10.70	$10.99	$10.72

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.25	0.24	0.23	0.24	0.26
Net realized and unrealized gain (loss)	0.48		(0.30)	0.07	0.01	(0.23)	0.32

Total income (loss) from investment operations	0.61		(0.05)	0.31	0.24	0.01	0.58

Less Distributions
Distributions from net investment income	(0.32)		(0.30)	(0.29)	(0.29)	(0.30)	(0.31)

Total distributions	(0.32)		(0.30)	(0.29)	(0.29)	(0.30)	(0.31)

Net Asset Value, End of Period	$10.61		$10.32	$10.67	$10.65	$10.70	$10.99

Total Return (%) (b)	5.94	(c)	(0.45)	2.96	2.14	0.09	5.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (e)	0.53	(d)	0.52	0.52	0.52	0.52	0.53
Ratio of net investment income to average net assets (%)	2.47	(d)	2.44	2.25	2.14	2.23	2.37
Portfolio turnover rate (%)	9	(c)	19	22	16	18	13
Net assets, end of period (in millions)	$825.3		$824.8	$953.7	$974.5	$973.6	$997.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.49		$10.84	$10.81	$10.86	$11.15	$10.87

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.27	0.25	0.25	0.26	0.27
Net realized and unrealized gain (loss)	0.49		(0.31)	0.09	(0.01)	(0.24)	0.33

Total income (loss) from investment operations	0.63		(0.04)	0.34	0.24	0.02	0.60

Less Distributions
Distributions from net investment income	(0.33)		(0.31)	(0.31)	(0.29)	(0.31)	(0.32)

Total distributions	(0.33)		(0.31)	(0.31)	(0.29)	(0.31)	(0.32)

Net Asset Value, End of Period	$10.79		$10.49	$10.84	$10.81	$10.86	$11.15

Total Return (%) (b)	6.05	(c)	(0.34)	3.12	2.19	0.19	5.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (e)	0.43	(d)	0.42	0.42	0.42	0.42	0.43
Ratio of net investment income to average net assets (%)	2.57	(d)	2.54	2.35	2.24	2.33	2.47
Portfolio turnover rate (%)	9	(c)	19	22	16	18	13
Net assets, end of period (in millions)	$51.7		$52.3	$59.9	$61.5	$67.0	$76.9

	Class G
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.28		$10.63	$10.61	$10.67	$10.97	$10.70

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.25	0.23	0.23	0.24	0.25
Net realized and unrealized gain (loss)	0.48		(0.31)	0.08	0.00	(0.25)	0.33

Total income (loss) from investment operations	0.61		(0.06)	0.31	0.23	(0.01)	0.58

Less Distributions
Distributions from net investment income	(0.32)		(0.29)	(0.29)	(0.29)	(0.29)	(0.31)

Total distributions	(0.32)		(0.29)	(0.29)	(0.29)	(0.29)	(0.31)

Net Asset Value, End of Period	$10.57		$10.28	$10.63	$10.61	$10.67	$10.97

Total Return (%) (b)	5.94	(c)	(0.49)	2.94	2.09	(0.06)	5.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (e)	0.58	(d)	0.57	0.57	0.57	0.57	0.58
Ratio of net investment income to average net assets (%)	2.42	(d)	2.39	2.20	2.09	2.18	2.32
Portfolio turnover rate (%)	9	(c)	19	22	16	18	13
Net assets, end of period (in millions)	$327.4		$312.2	$332.6	$325.7	$257.7	$223.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $68,910,457. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(110,066,083)	$—	$—	$—	$(110,066,083)
Foreign Government	(8,131,517)	—	—	—	(8,131,517)
U.S. Treasury & Government Agencies	(223,556,577)	—	—	—	(223,556,577)
Total	$(341,754,177)	$—	$—	$—	$(341,754,177)
Total Borrowings	$(341,754,177)	$—	$—	$—	$(341,754,177)
Gross amount of recognized liabilities for securities lending transactions					$(341,754,177)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$171,562,038	$43,721,607	$204,621,140	$70,247,908

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2019 were $3,088,467.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2019 were $284,486.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-29

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$2,783,773,564

Gross unrealized appreciation	103,195,627
Gross unrealized depreciation	(21,981,456)

Net unrealized appreciation (depreciation)	$81,214,171

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$76,529,760	$75,615,243	$—	$—	$76,529,760	$75,615,243

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Accumulated Capital Losses	Total
$76,589,245	$—	$(53,852,450)	$—	$(62,835,071)	$(40,098,276)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $9,341,024 and accumulated long-term capital losses of $53,494,047.

BHFTII-30

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B, E and G shares of the MetLife Mid Cap Stock Index Portfolio returned 17.81%, 17.72%, 17.78%, and 17.63%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) Mid Cap 400 Index1, returned 17.97%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2019, equity markets reacted favorably to progress in trade talks with China, a more dovish Federal Reserve, and the strength of corporate earnings. Companies that reported better than expected earnings included Goldman Sachs, American Express, IBM, and Procter & Gamble. Energy stocks rallied as crude prices climbed after Saudi Arabia formally implemented production constraints. Financial stocks were hurt by the yield curve inverting for the first time since 2007. Equity markets extended their rally as the U.S. and Mexico agreed on an immigration enforcement deal and on increasing expectations for easier monetary policy. Federal Reserve official comments stating that they expected to keep rates unchanged for the rest of the year reassured the markets. Equity markets also reacted favorably to optimism around the meeting between President Trump and China President Xi during the G20 summit. Factors that weighed on the equity markets included continued concerns about Brexit, geopolitical tensions between India and Pakistan, and the International Monetary Fund downgrading its global growth forecast to the lowest level since the financial crisis.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and decided to maintain the target range for the Federal Funds Rate at 2.25%—2.50%. The FOMC stated that the labor market remained strong and that economic activity was rising at a moderate rate. The FOMC also stated that job gains had been solid, and the unemployment rate had remained low.

All eleven sectors comprising the S&P Mid Cap 400 Index experienced positive returns for the first six months of 2019. Information Technology (15.3% beginning weight in the benchmark), up 27.2%, was the best-performing sector and had the largest positive impact on the benchmark return. Industrials (15.4% beginning weight), up 24.1%; and Financials (16.4% beginning weight), up 18.9%, were the next best-performing sectors. Energy (3.7% beginning weight), up 0.3%; and Consumer Staples (3.0% beginning weight), up 5.8%, were the worst performing sectors on a relative basis.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Universal Display, up 101.2%; Leidos Holdings, up 52.9%; and MarketAxess Holdings, up 52.7%. The stocks with the largest negative impact were Covetrus, down 40.4%; Green Dot, down 37.3%; and United Therapeutics, down 28.3%.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P Mid Cap 400 Index. This strategy seeks to replicate the performance of the Index by owning all the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P Mid Cap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value (NAV) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
MetLife Mid Cap Stock Index Portfolio
Class A	17.81	1.09	7.76	14.36
Class B	17.72	0.93	7.50	14.08
Class E	17.78	0.98	7.60	14.18
Class G	17.63	0.80	7.44	14.02
S&P MidCap 400 Index	17.97	1.36	8.02	14.64

1 The S&P MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	3.0
IDEX Corp.	0.7
STERIS plc	0.7
Leidos Holdings, Inc.	0.6
Domino’s Pizza, Inc.	0.6
NVR, Inc.	0.6
Trimble, Inc.	0.6
Zebra Technologies Corp. - Class A	0.6
FactSet Research Systems, Inc.	0.6
Camden Property Trust	0.6

Top Sectors

% of Net Assets
Financials	18.6
Industrials	15.6
Information Technology	15.1
Consumer Discretionary	11.9
Real Estate	9.8
Health Care	9.3
Materials	6.2
Utilities	4.5
Energy	3.0
Consumer Staples	2.6

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.30%	$1,000.00	$1,178.10	$1.62
	Hypothetical*	0.30%	$1,000.00	$1,023.31	$1.51

Class B (a)	Actual	0.55%	$1,000.00	$1,177.20	$2.97
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class E (a)	Actual	0.45%	$1,000.00	$1,177.80	$2.43
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class G (a)	Actual	0.60%	$1,000.00	$1,176.30	$3.24
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—96.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.1%
Axon Enterprise, Inc. (a)	35,031	$2,249,341
Curtiss-Wright Corp.	25,341	3,221,601
Teledyne Technologies, Inc. (a)	21,469	5,879,715

		11,350,657

Air Freight & Logistics—0.3%
XPO Logistics, Inc. (a) (b)	54,479	3,149,431

Airlines—0.3%
JetBlue Airways Corp. (a) (c)	178,299	3,296,749

Auto Components—1.0%
Adient plc	51,535	1,250,755
Dana, Inc.	85,263	1,700,144
Delphi Technologies plc	52,111	1,042,220
Gentex Corp.	151,422	3,726,495
Goodyear Tire & Rubber Co. (The)	137,730	2,107,269
Visteon Corp. (a) (b)	16,750	981,215

		10,808,098

Automobiles—0.2%
Thor Industries, Inc.	30,991	1,811,424

Banks—6.9%
Associated Banc-Corp.	97,106	2,052,821
BancorpSouth Bank	54,488	1,582,332
Bank of Hawaii Corp. (b)	24,284	2,013,386
Bank OZK	71,619	2,155,016
Cathay General Bancorp	45,244	1,624,712
Chemical Financial Corp.	42,391	1,742,694
Commerce Bancshares, Inc.	58,269	3,476,329
Cullen/Frost Bankers, Inc. (b)	37,380	3,501,011
East West Bancorp, Inc.	86,230	4,032,977
First Financial Bankshares, Inc. (b)	80,398	2,475,454
First Horizon National Corp.	186,839	2,789,506
FNB Corp. (b)	192,401	2,264,560
Fulton Financial Corp.	100,013	1,637,213
Hancock Whitney Corp.	50,785	2,034,447
Home BancShares, Inc. (b)	91,570	1,763,638
International Bancshares Corp.	32,280	1,217,279
PacWest Bancorp	70,404	2,733,787
Pinnacle Financial Partners, Inc.	42,859	2,463,535
Prosperity Bancshares, Inc. (b)	39,321	2,597,152
Signature Bank	32,642	3,944,459
Sterling Bancorp	124,157	2,642,061
Synovus Financial Corp.	93,313	3,265,955
TCF Financial Corp.	97,274	2,022,327
Texas Capital Bancshares, Inc. (a)	29,785	1,827,905
Trustmark Corp. (b)	38,355	1,275,304
UMB Financial Corp.	26,163	1,722,049
Umpqua Holdings Corp.	130,628	2,167,119
United Bankshares, Inc. (b)	60,501	2,243,982
Valley National Bancorp (b)	196,548	2,118,787
Webster Financial Corp.	54,591	2,607,812
Wintrust Financial Corp.	33,570	2,455,981

		72,451,590

Beverages—0.2%
Boston Beer Co., Inc. (The) - Class A (a) (b)	5,183	1,957,930

Biotechnology—0.7%
Exelixis, Inc. (a)	178,785	3,820,635
Ligand Pharmaceuticals, Inc. (a) (b)	11,611	1,325,396
United Therapeutics Corp. (a)	25,956	2,026,125

		7,172,156

Building Products—0.9%
Lennox International, Inc. (b)	20,912	5,750,800
Resideo Technologies, Inc. (a)	72,695	1,593,474
Trex Co., Inc. (a) (b)	34,660	2,485,122

		9,829,396

Capital Markets—2.5%
Eaton Vance Corp.	67,581	2,914,769
Evercore, Inc. - Class A	24,329	2,154,820
FactSet Research Systems, Inc. (b)	22,656	6,492,303
Federated Investors, Inc. - Class B (b)	56,968	1,851,460
Interactive Brokers Group, Inc. - Class A	44,484	2,411,033
Janus Henderson Group plc	97,121	2,078,389
Legg Mason, Inc.	51,307	1,964,032
SEI Investments Co.	75,904	4,258,214
Stifel Financial Corp.	41,925	2,476,091

		26,601,111

Chemicals—2.6%
Ashland Global Holdings, Inc.	37,163	2,971,925
Cabot Corp.	34,639	1,652,627
Chemours Co. (The)	97,142	2,331,408
Ingevity Corp. (a)	24,791	2,607,270
Minerals Technologies, Inc.	20,875	1,117,021
NewMarket Corp.	5,171	2,073,261
Olin Corp. (b)	97,673	2,140,015
PolyOne Corp.	46,102	1,447,142
RPM International, Inc.	77,657	4,745,619
Scotts Miracle-Gro Co. (The)	23,334	2,298,399
Sensient Technologies Corp. (b)	25,072	1,842,291
Valvoline, Inc.	111,497	2,177,536

		27,404,514

Commercial Services & Supplies—1.3%
Brink’s Co. (The)	29,545	2,398,463
Clean Harbors, Inc. (a)	30,122	2,141,674
Deluxe Corp.	25,853	1,051,183
Healthcare Services Group, Inc. (b)	43,886	1,330,624
Herman Miller, Inc.	34,844	1,557,527
HNI Corp.	25,676	908,417
MSA Safety, Inc.	20,859	2,198,330
Stericycle, Inc. (a) (b)	50,702	2,421,020

		14,007,238

Communications Equipment—1.1%
Ciena Corp. (a)	84,794	3,487,577
InterDigital, Inc.	18,795	1,210,398

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
Lumentum Holdings, Inc. (a)	45,264	$2,417,550
NetScout Systems, Inc. (a)	41,304	1,048,709
Plantronics, Inc. (b)	19,433	719,798
ViaSat, Inc. (a) (b)	33,748	2,727,514

		11,611,546

Construction & Engineering—1.5%
AECOM (a)	93,220	3,528,377
Dycom Industries, Inc. (a) (b)	18,652	1,098,043
EMCOR Group, Inc.	33,233	2,927,827
Fluor Corp.	82,901	2,792,935
Granite Construction, Inc. (b)	27,736	1,336,320
MasTec, Inc. (a) (b)	36,607	1,886,359
Valmont Industries, Inc.	12,949	1,642,063

		15,211,924

Construction Materials—0.2%
Eagle Materials, Inc. (b)	26,138	2,422,993

Consumer Finance—0.5%
Green Dot Corp. - Class A (a)	28,342	1,385,924
Navient Corp.	126,185	1,722,425
SLM Corp.	256,103	2,489,321

		5,597,670

Containers & Packaging—1.1%
AptarGroup, Inc.	37,439	4,655,165
Greif, Inc. - Class A	15,562	506,543
Owens-Illinois, Inc.	91,968	1,588,288
Silgan Holdings, Inc.	46,093	1,410,446
Sonoco Products Co.	59,274	3,872,963

		12,033,405

Distributors—0.4%
Pool Corp.	23,564	4,500,724

Diversified Consumer Services—0.9%
Adtalem Global Education, Inc. (a)	33,522	1,510,166
Graham Holdings Co. - Class B	2,578	1,778,897
Service Corp. International (b)	107,971	5,050,884
Sotheby’s (a)	19,607	1,139,755
Weight Watchers International, Inc. (a)	23,022	439,720

		9,919,422

Electric Utilities—1.5%
ALLETE, Inc.	30,585	2,544,978
Hawaiian Electric Industries, Inc.	64,541	2,810,760
IDACORP, Inc. (b)	29,851	2,997,936
OGE Energy Corp.	118,596	5,047,446
PNM Resources, Inc.	47,192	2,402,545

		15,803,665

Electrical Equipment—1.3%
Acuity Brands, Inc.	23,643	3,260,606
EnerSys	25,391	1,739,284

Electrical Equipment—(Continued)
Hubbell, Inc.	32,295	4,211,268
Nvent Electric plc	94,167	2,334,400
Regal-Beloit Corp.	25,368	2,072,819

		13,618,377

Electronic Equipment, Instruments & Components—4.0%
Arrow Electronics, Inc. (a)	50,194	3,577,326
Avnet, Inc.	62,976	2,850,924
Belden, Inc. (b)	23,375	1,392,449
Cognex Corp.	101,525	4,871,169
Coherent, Inc. (a) (b)	14,332	1,954,455
Jabil, Inc.	82,422	2,604,535
Littelfuse, Inc.	14,650	2,591,731
National Instruments Corp.	66,406	2,788,388
SYNNEX Corp. (b)	24,580	2,418,672
Tech Data Corp. (a)	21,617	2,261,138
Trimble, Inc. (a)	149,078	6,724,909
Vishay Intertechnology, Inc. (b)	78,405	1,295,251
Zebra Technologies Corp. - Class A (a) (b)	31,980	6,699,490

		42,030,437

Energy Equipment & Services—0.9%
Apergy Corp. (a)	45,851	1,537,843
Core Laboratories NV (b)	26,277	1,373,762
Ensco Rowan plc - Class A (b)	116,633	994,879
McDermott International, Inc. (a)	107,625	1,039,657
Oceaneering International, Inc. (a)	58,611	1,195,078
Patterson-UTI Energy, Inc.	123,553	1,422,095
Transocean, Ltd. (a) (b)	300,766	1,927,910

		9,491,224

Entertainment—0.9%
Cinemark Holdings, Inc. (b)	63,134	2,279,137
Live Nation Entertainment, Inc. (a) (b)	82,752	5,482,320
World Wrestling Entertainment, Inc. - Class A (b)	25,866	1,867,784

		9,629,241

Equity Real Estate Investment Trusts—9.4%
Alexander & Baldwin, Inc.	40,173	927,996
American Campus Communities, Inc.	81,321	3,753,777
Brixmor Property Group, Inc.	176,546	3,156,643
Camden Property Trust	57,279	5,979,355
CoreCivic, Inc.	70,543	1,464,473
CoreSite Realty Corp.	21,861	2,517,731
Corporate Office Properties Trust	66,306	1,748,489
Cousins Properties, Inc. (b)	86,092	3,113,948
CyrusOne, Inc.	67,050	3,870,126
Douglas Emmett, Inc.	95,843	3,818,385
EastGroup Properties, Inc.	21,775	2,525,465
EPR Properties	44,728	3,336,262
First Industrial Realty Trust, Inc.	74,937	2,753,185
Geo Group, Inc. (The)	71,809	1,508,707
Healthcare Realty Trust, Inc.	76,554	2,397,671
Highwoods Properties, Inc.	61,434	2,537,224
Hospitality Properties Trust	97,424	2,435,600

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
JBG SMITH Properties	71,501	$2,812,849
Kilroy Realty Corp.	59,823	4,415,536
Lamar Advertising Co. - Class A	50,696	4,091,674
Liberty Property Trust	87,848	4,395,914
Life Storage, Inc.	27,628	2,626,870
Mack-Cali Realty Corp.	53,521	1,246,504
Medical Properties Trust, Inc. (b)	233,681	4,075,397
National Retail Properties, Inc.	96,381	5,109,157
Omega Healthcare Investors, Inc.	127,098	4,670,852
Pebblebrook Hotel Trust (b)	77,395	2,180,991
PotlatchDeltic Corp.	40,043	1,560,876
PS Business Parks, Inc.	11,858	1,998,429
Rayonier, Inc.	76,804	2,327,161
Sabra Health Care REIT, Inc.	106,347	2,093,972
Senior Housing Properties Trust	140,846	1,164,796
Tanger Factory Outlet Centers, Inc. (b)	55,752	903,740
Taubman Centers, Inc.	36,239	1,479,638
Uniti Group, Inc.	109,106	1,036,507
Urban Edge Properties	71,336	1,236,253
Weingarten Realty Investors	70,882	1,943,585

		99,215,738

Food & Staples Retailing—0.5%
Casey’s General Stores, Inc.	21,703	3,385,451
Sprouts Farmers Market, Inc. (a)	69,884	1,320,109

		4,705,560

Food Products—1.6%
Flowers Foods, Inc. (b)	108,995	2,536,314
Hain Celestial Group, Inc. (The) (a) (b)	53,065	1,162,124
Ingredion, Inc.	39,509	3,259,097
Lancaster Colony Corp.	11,570	1,719,302
Post Holdings, Inc. (a)	39,522	4,109,102
Sanderson Farms, Inc.	11,550	1,577,268
Tootsie Roll Industries, Inc. (b)	11,209	413,948
TreeHouse Foods, Inc. (a) (b)	33,260	1,799,366

		16,576,521

Gas Utilities—1.8%
National Fuel Gas Co.	51,133	2,697,266
New Jersey Resources Corp.	52,861	2,630,892
ONE Gas, Inc.	31,215	2,818,714
Southwest Gas Holdings, Inc.	31,636	2,835,218
Spire, Inc.	30,065	2,523,055
UGI Corp.	103,197	5,511,752

		19,016,897

Health Care Equipment & Supplies—3.7%
Avanos Medical, Inc. (a)	28,144	1,227,360
Cantel Medical Corp. (b)	21,528	1,736,018
Globus Medical, Inc. - Class A (a)	45,354	1,918,474
Haemonetics Corp. (a)	30,338	3,650,875
Hill-Rom Holdings, Inc.	39,560	4,138,767
ICU Medical, Inc. (a)	9,893	2,492,146
Inogen, Inc. (a) (b)	10,653	711,194

Health Care Equipment & Supplies—(Continued)
Integra LifeSciences Holdings Corp. (a)	42,032	2,347,487
LivaNova plc (a)	28,628	2,060,071
Masimo Corp. (a)	29,083	4,328,132
NuVasive, Inc. (a)	30,740	1,799,520
STERIS plc (a)	50,094	7,457,995
West Pharmaceutical Services, Inc.	43,537	5,448,655

		39,316,694

Health Care Providers & Services—2.2%
Acadia Healthcare Co., Inc. (a) (b)	52,552	1,836,692
Amedisys, Inc. (a)	17,277	2,097,601
Chemed Corp.	9,444	3,407,773
Covetrus, Inc. (a) (b)	56,912	1,392,067
Encompass Health Corp.	58,566	3,710,742
HealthEquity, Inc. (a)	32,331	2,114,447
MEDNAX, Inc. (a)	51,270	1,293,542
Molina Healthcare, Inc. (a)	37,100	5,310,494
Patterson Cos., Inc. (b)	49,054	1,123,337
Tenet Healthcare Corp. (a) (b)	49,492	1,022,505

		23,309,200

Health Care Technology—0.4%
Allscripts Healthcare Solutions, Inc. (a) (b)	98,608	1,146,811
Medidata Solutions, Inc. (a)	36,887	3,338,642

		4,485,453

Hotels, Restaurants & Leisure—4.1%
Boyd Gaming Corp.	47,340	1,275,340
Brinker International, Inc.	22,217	874,239
Caesars Entertainment Corp. (a)	346,747	4,098,550
Cheesecake Factory, Inc. (The) (b)	24,641	1,077,305
Churchill Downs, Inc.	20,959	2,411,752
Cracker Barrel Old Country Store, Inc. (b)	14,245	2,432,049
Domino’s Pizza, Inc.	24,353	6,776,953
Dunkin’ Brands Group, Inc.	48,964	3,900,472
Eldorado Resorts, Inc. (a) (b)	38,555	1,776,229
International Speedway Corp. - Class A	14,133	634,430
Jack in the Box, Inc.	15,293	1,244,697
Marriott Vacations Worldwide Corp.	23,106	2,227,418
Papa John’s International, Inc. (b)	13,367	597,772
Penn National Gaming, Inc. (a)	63,154	1,216,346
Scientific Games Corp. - Class A (a)	33,032	654,694
Six Flags Entertainment Corp.	42,431	2,107,972
Texas Roadhouse, Inc.	39,578	2,124,151
Wendy’s Co. (The) (b)	107,978	2,114,209
Wyndham Destinations Inc.	55,465	2,434,914
Wyndham Hotels & Resorts, Inc.	57,643	3,213,021

		43,192,513

Household Durables—1.6%
Helen of Troy, Ltd. (a)	14,820	1,935,344
KB Home	50,089	1,288,790
NVR, Inc. (a)	2,000	6,740,500
Tempur Sealy International, Inc. (a)	27,238	1,998,452
Toll Brothers, Inc. (b)	78,418	2,871,667

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
TRI Pointe Group, Inc. (a) (b)	84,254	$1,008,521
Tupperware Brands Corp.	28,874	549,472

		16,392,746

Household Products—0.1%
Energizer Holdings, Inc. (b)	37,672	1,455,646

Industrial Conglomerates—0.5%
Carlisle Cos., Inc.	33,807	4,746,841

Insurance—5.1%
Alleghany Corp. (a)	8,557	5,828,258
American Financial Group, Inc.	41,978	4,301,486
Brighthouse Financial, Inc. (a) (b)	68,613	2,517,411
Brown & Brown, Inc.	138,692	4,646,182
CNO Financial Group, Inc.	94,793	1,581,147
First American Financial Corp.	66,414	3,566,432
Genworth Financial, Inc. - Class A (a)	298,194	1,106,300
Hanover Insurance Group, Inc. (The)	24,114	3,093,826
Kemper Corp.	37,026	3,194,974
Mercury General Corp.	16,069	1,004,312
Old Republic International Corp.	168,717	3,775,886
Primerica, Inc.	25,085	3,008,946
Reinsurance Group of America, Inc.	37,065	5,783,252
RenaissanceRe Holdings, Ltd.	26,163	4,657,276
W.R. Berkley Corp.	85,708	5,650,728

		53,716,416

Interactive Media & Services—0.2%
Cars.com, Inc. (a) (b)	36,316	716,152
Yelp, Inc. (a) (b)	42,117	1,439,559

		2,155,711

IT Services—3.1%
CACI International, Inc. - Class A (a) (b)	14,735	3,014,634
CoreLogic, Inc. (a)	47,804	1,999,641
KBR, Inc.	83,812	2,090,271
Leidos Holdings, Inc.	85,440	6,822,384
LiveRamp Holdings, Inc. (a)	40,863	1,981,038
MAXIMUS, Inc.	37,805	2,742,375
Perspecta, Inc.	82,913	1,940,993
Sabre Corp.	162,755	3,613,161
Science Applications International Corp.	30,153	2,610,044
WEX, Inc. (a) (b)	25,624	5,332,355

		32,146,896

Leisure Products—0.7%
Brunswick Corp.	51,589	2,367,419
Mattel, Inc. (a) (b)	204,651	2,294,138
Polaris Industries, Inc.	34,011	3,102,823

		7,764,380

Life Sciences Tools & Services—1.7%
Bio-Rad Laboratories, Inc. - Class A (a)	11,869	3,710,131
Bio-Techne Corp.	22,439	4,678,307

Life Sciences Tools & Services—(Continued)
Charles River Laboratories International, Inc. (a)	28,885	4,098,781
PRA Health Sciences, Inc. (a)	35,012	3,471,440
Syneos Health, Inc. (a)	36,267	1,852,881

		17,811,540

Machinery—5.0%
AGCO Corp.	38,213	2,964,182
Colfax Corp. (a) (b)	56,415	1,581,312
Crane Co.	30,159	2,516,467
Donaldson Co., Inc. (b)	75,554	3,842,676
Graco, Inc. (b)	98,655	4,950,508
IDEX Corp.	44,854	7,721,168
ITT, Inc.	52,018	3,406,139
Kennametal, Inc.	48,812	1,805,556
Lincoln Electric Holdings, Inc. (b)	37,206	3,062,798
Nordson Corp. (b)	30,633	4,328,749
Oshkosh Corp.	41,422	3,458,323
Terex Corp. (b)	37,121	1,165,599
Timken Co. (The)	40,588	2,083,788
Toro Co. (The) (b)	63,058	4,218,580
Trinity Industries, Inc. (b)	76,924	1,596,173
Woodward, Inc.	33,122	3,748,086

		52,450,104

Marine—0.2%
Kirby Corp. (a)	31,940	2,523,260

Media—1.2%
AMC Networks, Inc. - Class A (a) (b)	26,853	1,463,220
Cable One, Inc.	2,938	3,440,369
John Wiley & Sons, Inc. - Class A	26,694	1,224,187
Meredith Corp. (b)	23,739	1,307,069
New York Times Co. (The) - Class A	84,171	2,745,658
TEGNA, Inc.	128,179	1,941,912

		12,122,415

Metals & Mining—1.9%
Allegheny Technologies, Inc. (a) (b)	74,671	1,881,709
Carpenter Technology Corp.	28,074	1,346,991
Commercial Metals Co.	69,863	1,247,055
Compass Minerals International, Inc.	20,073	1,103,011
Reliance Steel & Aluminum Co.	39,834	3,769,093
Royal Gold, Inc. (b)	38,818	3,978,457
Steel Dynamics, Inc.	131,671	3,976,464
United States Steel Corp. (b)	102,135	1,563,687
Worthington Industries, Inc.	23,089	929,563

		19,796,030

Multi-Utilities—0.7%
Black Hills Corp.	32,189	2,516,214
MDU Resources Group, Inc.	117,356	3,027,785
NorthWestern Corp. (b)	29,884	2,156,131

		7,700,130

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—0.3%
Dillard’s, Inc. - Class A (b)	10,556	$657,428
Ollie’s Bargain Outlet Holdings, Inc. (a)	30,842	2,686,646

		3,344,074

Oil, Gas & Consumable Fuels—2.1%
Callon Petroleum Co. (a)	135,029	889,841
Chesapeake Energy Corp. (a) (b)	619,451	1,207,930
CNX Resources Corp. (a) (b)	115,807	846,549
EQT Corp. (b)	151,378	2,393,286
Equitrans Midstream Corp. (a) (b)	120,869	2,382,328
Matador Resources Co. (a) (b)	61,481	1,222,242
Murphy Oil Corp. (b)	96,695	2,383,532
Oasis Petroleum, Inc. (a) (b)	160,265	910,305
PBF Energy, Inc. - Class A	71,006	2,222,488
QEP Resources, Inc. (a)	141,032	1,019,661
Range Resources Corp. (b)	123,500	862,030
SM Energy Co.	61,180	765,974
Southwestern Energy Co. (a) (b)	320,615	1,013,143
World Fuel Services Corp. (b)	39,843	1,432,754
WPX Energy, Inc. (a)	235,166	2,706,761

		22,258,824

Paper & Forest Products—0.3%
Domtar Corp.	37,384	1,664,709
Louisiana-Pacific Corp.	73,136	1,917,626

		3,582,335

Personal Products—0.2%
Edgewell Personal Care Co. (a)	32,069	864,260
Nu Skin Enterprises, Inc. - Class A	32,873	1,621,296

		2,485,556

Pharmaceuticals—0.6%
Catalent, Inc. (a) (b)	86,330	4,679,949
Mallinckrodt plc (a) (b)	49,656	455,842
Prestige Consumer Healthcare, Inc. (a) (b)	30,688	972,196

		6,107,987

Professional Services—0.8%
ASGN, Inc. (a)	31,282	1,895,689
Insperity, Inc.	22,242	2,716,638
ManpowerGroup, Inc.	35,442	3,423,697

		8,036,024

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc.	27,099	3,812,558

Road & Rail—1.7%
Avis Budget Group, Inc. (a)	37,779	1,328,310
Genesee & Wyoming, Inc. - Class A (a)	33,484	3,348,400
Knight-Swift Transportation Holdings, Inc. (b)	73,847	2,425,136
Landstar System, Inc. (b)	23,794	2,569,514
Old Dominion Freight Line, Inc. (b)	38,367	5,726,658
Ryder System, Inc.	31,578	1,840,997

Road & Rail—(Continued)
Werner Enterprises, Inc. (b)	25,671	797,855

		18,036,870

Semiconductors & Semiconductor Equipment—3.5%
Cirrus Logic, Inc. (a)	34,432	1,504,679
Cree, Inc. (a) (b)	62,355	3,503,104
Cypress Semiconductor Corp.	216,802	4,821,677
First Solar, Inc. (a) (b)	44,940	2,951,659
MKS Instruments, Inc.	32,204	2,508,370
Monolithic Power Systems, Inc.	23,469	3,186,621
Semtech Corp. (a)	39,503	1,898,119
Silicon Laboratories, Inc. (a)	25,678	2,655,105
Synaptics, Inc. (a) (b)	20,438	595,563
Teradyne, Inc.	101,545	4,865,021
Universal Display Corp.	25,173	4,734,034
Versum Materials, Inc.	64,721	3,338,309

		36,562,261

Software—3.3%
ACI Worldwide, Inc. (a)	65,504	2,249,407
Blackbaud, Inc.	29,141	2,433,274
CDK Global, Inc.	72,063	3,562,795
CommVault Systems, Inc. (a)	22,732	1,127,962
Fair Isaac Corp. (a)	17,176	5,393,608
j2 Global, Inc. (b)	27,544	2,448,386
LogMeIn, Inc.	29,518	2,174,886
Manhattan Associates, Inc. (a)	38,270	2,653,259
PTC, Inc. (a) (b)	61,342	5,506,058
Teradata Corp. (a) (b)	69,377	2,487,165
Tyler Technologies, Inc. (a)	22,716	4,907,110

		34,943,910

Specialty Retail—1.8%
Aaron’s, Inc.	40,096	2,462,295
American Eagle Outfitters, Inc.	96,934	1,638,185
AutoNation, Inc. (a) (b)	33,825	1,418,621
Bed Bath & Beyond, Inc. (b)	78,257	909,346
Dick’s Sporting Goods, Inc.	40,011	1,385,581
Five Below, Inc. (a)	33,155	3,979,263
Michaels Cos., Inc. (The) (a) (b)	53,414	464,702
Murphy USA, Inc. (a) (b)	17,725	1,489,432
Sally Beauty Holdings, Inc. (a) (b)	71,439	952,996
Signet Jewelers, Ltd. (b)	30,921	552,867
Urban Outfitters, Inc. (a)	40,628	924,287
Williams-Sonoma, Inc. (b)	46,690	3,034,850

		19,212,425

Technology Hardware, Storage & Peripherals—0.2%
NCR Corp. (a)	71,154	2,212,889

Textiles, Apparel & Luxury Goods—0.8%
Carter’s, Inc. (b)	26,785	2,612,609
Deckers Outdoor Corp. (a)	17,266	3,038,298
Skechers USA, Inc. - Class A (a) (b)	79,618	2,507,171

		8,158,078

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—0.6%
LendingTree, Inc. (a)	4,426	$1,859,053
New York Community Bancorp, Inc. (b)	276,886	2,763,322
Washington Federal, Inc.	47,658	1,664,694

		6,287,069

Trading Companies & Distributors—0.7%
GATX Corp. (b)	21,447	1,700,533
MSC Industrial Direct Co., Inc. - Class A	26,647	1,978,806
NOW, Inc. (a)	64,412	950,721
Watsco, Inc.	19,095	3,122,605

		7,752,665

Water Utilities—0.5%
Aqua America, Inc. (b)	127,817	5,287,789

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	55,669	1,692,338

Total Common Stocks (Cost $775,393,127)		1,012,085,265

Mutual Fund—3.0%

Investment Company Security—3.0%
SPDR S&P MidCap 400 ETF Trust (Cost $32,119,959)	90,100	31,948,559

Short-Term Investments—0.9%

Discount Notes—0.7%
Federal Home Loan Bank
1.953%, 07/08/19 (d)	100,000	99,957
2.025%, 07/17/19 (d)	450,000	449,560
2.065%, 07/12/19 (d)	350,000	349,765
2.130%, 07/19/19 (d)	575,000	574,368
2.351%, 08/14/19 (d)	800,000	797,839
2.365%, 08/07/19 (d)	5,000,000	4,988,643

		7,260,132

U.S. Treasury—0.2%
U.S. Treasury Bills
2.186%, 07/30/19 (d)	1,525,000	1,522,431
2.239%, 07/25/19 (d)	150,000	149,805

		1,672,236

Total Short-Term Investments (Cost $8,931,099)		8,932,368

Securities Lending Reinvestments (e)—18.2%
Security Description	Principal Amount*	Value

Bank Note—0.1%
Bank of America N.A. 2.624%, 1M LIBOR + 0.230%, 07/15/19 (f)	1,000,000	1,004,504

Certificates of Deposit—12.6%
Banco Del Estado De Chile New York
2.564%, 1M LIBOR + 0.160%, 11/22/19 (f)	6,000,000	6,000,510
2.592%, 1M LIBOR + 0.180%, 10/09/19 (f)	3,000,000	3,000,423
Bank of Montreal (Chicago)
2.512%, 1M LIBOR + 0.100%, 10/11/19 (f)	2,000,000	2,000,066
2.751%, 1M LIBOR + 0.330%, 08/06/19 (f)	5,000,000	5,001,435
Bank of Nova Scotia 2.564%, 1M LIBOR + 0.170%, 05/15/20 (f)	2,000,000	1,999,816
Barclays Bank plc 2.950%, 08/02/19	6,000,000	6,003,156
BNP Paribas S.A. New York
2.534%, 1M LIBOR + 0.140%, 09/16/19 (f)	2,000,000	2,000,084
2.615%, 3M LIBOR + 0.050%, 11/06/19 (f)	1,000,000	1,000,368
Canadian Imperial Bank of Commerce
2.644%, 1M LIBOR + 0.250%, 10/15/19 (f)	2,000,000	2,000,658
2.660%, 1M LIBOR + 0.270%, 07/19/19 (f)	3,000,000	3,000,264
Chiba Bank, Ltd. 2.400%, 09/19/19	3,000,000	3,000,060
China Construction Bank Corp.
2.630%, 08/30/19	2,000,000	2,000,608
2.670%, 07/18/19	2,000,000	2,000,308
Commonwealth Bank of Australia 2.621%, 1M LIBOR + 0.210%, 09/13/19 (f)	5,000,000	5,001,600
Cooperative Rabobank UA 2.739%, 3M LIBOR + 0.150%, 01/08/20 (f)	3,000,000	3,001,176
Credit Industriel et Commercial
Zero Coupon, 08/01/19	985,416	997,790
2.687%, 3M LIBOR + 0.090%, 10/15/19 (f)	5,000,000	5,001,385
Credit Suisse AG 2.580%, 1M LIBOR + 0.140%, 10/02/19 (f)	2,000,000	2,000,008
DZ Bank AG New York Zero Coupon, 07/05/19	2,980,312	2,998,590
HSBC Bank USA, N.A. 2.565%, 3M LIBOR + 0.000%, 08/05/19 (f)	5,000,000	4,999,601
Industrial & Commercial Bank of China, Ltd.
2.620%, 09/03/19	1,000,000	1,000,158
2.660%, 07/15/19	3,000,000	3,000,351
2.670%, 07/25/19	1,000,000	1,000,194
2.670%, 08/01/19	1,000,000	1,000,216
KBC Bank NV
Zero Coupon, 10/25/19	2,961,000	2,977,904
2.610%, 07/02/19	4,000,000	4,000,000
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/09/19	1,986,950	1,994,540
Mizuho Bank, Ltd.
2.524%, 1M LIBOR + 0.120%, 11/27/19 (f)	5,000,000	5,001,285
2.672%, 3M LIBOR + 0.080%, 07/09/19 (f)	2,000,000	2,000,182
MUFG Bank Ltd.
2.574%, 1M LIBOR + 0.170%, 02/24/20 (f)	2,000,000	2,000,006
2.800%, 07/16/19	2,000,000	2,000,400

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Natixis New York 2.747%, 3M LIBOR + 0.150%, 10/15/19 (f)	2,000,000	$2,000,794
Norinchukin Bank, London Zero Coupon, 07/09/19	993,421	999,270
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (f)	2,000,000	2,000,578
Societe Generale
2.663%, 1M LIBOR + 0.280%, 06/19/20 (f)	2,000,000	1,999,980
2.672%, 3M LIBOR + 0.080%, 07/09/19 (f)	2,000,000	2,000,216
2.723%, 3M LIBOR + 0.200%, 08/21/19 (f)	5,001,966	5,002,985
Sumitomo Mitsui Banking Corp. 2.553%, 1M LIBOR + 0.140%, 11/12/19 (f)	2,000,000	2,000,238
Sumitomo Mitsui Trust Bank, Ltd.
2.523%, 1M LIBOR + 0.140%, 11/20/19 (f)	3,000,000	3,000,300
2.600%, 07/05/19	3,000,000	3,000,123
Svenska Handelsbanken AB
2.592%, 1M LIBOR + 0.180%, 06/05/20 (f)	2,000,000	2,000,380
2.702%, 1M LIBOR + 0.300%, 10/31/19 (f)	2,000,000	2,001,458
2.792%, 1M LIBOR + 0.380%, 12/10/19 (f)	3,000,000	3,003,699
Toronto-Dominion Bank
2.604%, 1M LIBOR + 0.210%, 09/17/19 (f)	2,000,000	2,000,712
2.611%, 1M LIBOR + 0.180%, 06/03/20 (f)	2,000,000	1,999,956
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (f)	3,000,000	3,000,405
Wells Fargo Bank N.A. 2.796%, 3M LIBOR + 0.210%, 10/25/19 (f)	2,000,000	2,001,586
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (f)	6,000,000	5,999,967

		132,995,789

Commercial Paper—3.6%
Agricultural Bank of China
2.570%, 09/11/19	1,987,007	1,989,236
2.610%, 08/13/19	2,979,990	2,990,025
Bank of China, Ltd. 2.670%, 07/16/19	3,973,300	3,994,812
China Construction Bank Corp.
2.620%, 09/03/19	1,489,957	1,492,829
2.650%, 07/26/19	993,522	997,983
2.685%, 07/03/19	993,288	999,638
Industrial & Commercial Bank of China, Ltd. 2.610%, 08/20/19	1,986,660	1,992,612
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (f)	8,000,000	8,002,024
LMA S.A. & LMA Americas, Corp. 2.610%, 10/03/19	2,960,198	2,980,245
Royal Bank of Canada 2.757%, 3M LIBOR + 0.160%, 01/14/20 (f)	3,000,000	3,002,526
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (f)	2,000,000	1,999,990
Starbird Funding Corp. 2.380%, 07/01/19	999,802	999,795
Toyota Motor Credit Corp. 2.620%, 08/29/19	4,935,592	4,979,725

Commercial Paper—(Continued)
Westpac Banking Corp. 2.630%, 3M LIBOR + 0.070%, 08/07/19 (f)	1,500,000	1,500,565

		37,922,005

Repurchase Agreements—1.9%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $1,699,844; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $1,733,509.	1,699,518	1,699,518
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $4,029,349; collateralized by various Common Stock with an aggregate market value of $4,400,000.	4,000,000	4,000,000
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $10,077,550; collateralized by various Common Stock with an aggregate market value of $11,002,724.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $2,005,269; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $407; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $415.	407	407
Societe Generale Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $2,000,972; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $2,155,136.	2,000,000	2,000,000

		19,699,925

Total Securities Lending Reinvestments (Cost $191,584,668)		191,622,223

Total Investments—118.1% (Cost $1,008,028,853)		1,244,588,415
Other assets and liabilities (net)—(18.1)%		(190,467,341)

Net Assets—100.0%		$1,054,121,074

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

(b)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $190,664,378 and the collateral received consisted of cash in the amount of $191,408,304 and non-cash collateral with a value of $5,140,344. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2019, the market value of securities pledged was $2,681,050.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P Midcap 400 Index E-Mini Futures	09/20/19	46	USD	8,970,000	$111,713

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(FEDEFF PRV)—	Effective Federal Funds Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,012,085,265	$—	$—	$1,012,085,265
Total Mutual Fund*	31,948,559	—	—	31,948,559
Total Short-Term Investments*	—	8,932,368	—	8,932,368
Total Securities Lending Reinvestments*	—	191,622,223	—	191,622,223
Total Investments	$1,044,033,824	$200,554,591	$—	$1,244,588,415

Collateral for Securities Loaned (Liability)	$—	$(191,408,304)	$—	$(191,408,304)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$111,713	$—	$—	$111,713

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$1,244,588,415
Cash	79,961
Receivable for:
Investments sold	7,353,742
Fund shares sold	453,209
Dividends	950,728
Variation margin on futures contracts	104,880

Total Assets	1,253,530,935
Liabilities
Collateral for securities loaned	191,408,304
Payables for:
Investments purchased	7,107,361
Fund shares redeemed	192,611
Accrued Expenses:
Management fees	208,269
Distribution and service fees	111,245
Deferred trustees’ fees	127,036
Other expenses	255,035

Total Liabilities	199,409,861

Net Assets	$1,054,121,074

Net Assets Consist of:
Paid in surplus	$776,122,832
Distributable earnings (Accumulated losses)	277,998,242

Net Assets	$1,054,121,074

Net Assets
Class A	$512,720,973
Class B	363,947,152
Class E	33,677,106
Class G	143,775,843
Capital Shares Outstanding*
Class A	29,992,876
Class B	21,656,205
Class E	1,988,044
Class G	8,628,688
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.09
Class B	16.81
Class E	16.94
Class G	16.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,008,028,853.
(b)	Includes securities loaned at value of $190,664,378.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$8,833,259
Interest	109,679
Securities lending income	356,350

Total investment income	9,299,288
Expenses
Management fees	1,279,218
Administration fees	24,349
Custodian and accounting fees	42,931
Distribution and service fees—Class B	449,881
Distribution and service fees—Class E	25,059
Distribution and service fees—Class G	208,250
Audit and tax services	22,147
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	90,837
Insurance	3,634
Miscellaneous	55,527

Total expenses	2,255,619
Less management fee waiver	(14,094)

Net expenses	2,241,525

Net Investment Income	7,057,763

Net Realized and Unrealized Gain
Net realized gain on:
Investments	37,060,293
Futures contracts	832,793

Net realized gain	37,893,086

Net change in unrealized appreciation on:
Investments	118,180,531
Futures contracts	451,260

Net change in unrealized appreciation	118,631,791

Net realized and unrealized gain	156,524,877

Net Increase in Net Assets From Operations	$163,582,640

(a)	Net of foreign withholding taxes of $4,385.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,057,763	$13,364,223
Net realized gain	37,893,086	101,113,969
Net change in unrealized appreciation (depreciation)	118,631,791	(229,380,699)

Increase (decrease) in net assets from operations	163,582,640	(114,902,507)

From Distributions to Shareholders
Class A	(55,810,568)	(49,701,046)
Class B	(39,443,917)	(37,914,266)
Class E	(3,666,040)	(3,540,444)
Class G	(15,590,932)	(13,653,593)

Total distributions	(114,511,457)	(104,809,349)

Increase (decrease) in net assets from capital share transactions	77,414,596	(14,733,599)

Total increase (decrease) in net assets	126,485,779	(234,445,455)

Net Assets
Beginning of period	927,635,295	1,162,080,750

End of period	$1,054,121,074	$927,635,295

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,014,724	$18,929,578	1,527,734	$29,079,587
Reinvestments	3,343,953	55,810,568	2,563,231	49,701,046
Redemptions	(1,456,358)	(26,693,908)	(3,938,405)	(77,535,807)

Net increase	2,902,319	$48,046,238	152,560	$1,244,826

Class B
Sales	234,535	$4,099,977	640,410	$11,405,224
Reinvestments	2,403,651	39,443,917	1,986,080	37,914,266
Redemptions	(1,592,318)	(28,896,187)	(3,437,673)	(66,807,275)

Net increase (decrease)	1,045,868	$14,647,707	(811,183)	$(17,487,785)

Class E
Sales	29,707	$532,363	67,928	$1,289,311
Reinvestments	221,647	3,666,040	184,110	3,540,444
Redemptions	(158,031)	(2,876,722)	(352,470)	(6,861,678)

Net increase (decrease)	93,323	$1,321,681	(100,432)	$(2,031,923)

Class G
Sales	481,030	$8,518,589	1,038,856	$19,550,263
Reinvestments	958,262	15,590,932	720,506	13,653,593
Redemptions	(595,269)	(10,710,551)	(1,539,013)	(29,662,573)

Net increase	844,023	$13,398,970	220,349	$3,541,283

Increase (decrease) derived from capital shares transactions		$77,414,596		$(14,733,599)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.32		$20.24	$18.89	$17.23	$19.01	$18.45

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.26	0.24	0.27	0.24	0.24
Net realized and unrealized gain (loss)	2.72		(2.24)	2.63	3.04	(0.57)	1.41

Total income (loss) from investment operations	2.86		(1.98)	2.87	3.31	(0.33)	1.65

Less Distributions
Distributions from net investment income	(0.26)		(0.26)	(0.27)	(0.24)	(0.23)	(0.20)
Distributions from net realized capital gains	(1.83)		(1.68)	(1.25)	(1.41)	(1.22)	(0.89)

Total distributions	(2.09)		(1.94)	(1.52)	(1.65)	(1.45)	(1.09)

Net Asset Value, End of Period	$17.09		$16.32	$20.24	$18.89	$17.23	$19.01

Total Return (%) (b)	17.81	(c)	(11.30)	15.95	20.43	(2.35)	9.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	(d)	0.30	0.30	0.30	0.30	0.30
Net ratio of expenses to average net assets (%) (e)	0.30	(d)	0.30	0.29	0.29	0.29	0.30
Ratio of net investment income to average net assets (%)	1.52	(d)	1.34	1.26	1.53	1.30	1.33
Portfolio turnover rate (%)	11	(c)	25	23	28	25	17
Net assets, end of period (in millions)	$512.7		$442.2	$545.3	$494.1	$411.5	$399.6

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.05		$19.93	$18.63	$17.01	$18.79	$18.25

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.21	0.19	0.22	0.19	0.19
Net realized and unrealized gain (loss)	2.69		(2.20)	2.59	3.00	(0.57)	1.39

Total income (loss) from investment operations	2.80		(1.99)	2.78	3.22	(0.38)	1.58

Less Distributions
Distributions from net investment income	(0.21)		(0.21)	(0.23)	(0.19)	(0.18)	(0.15)
Distributions from net realized capital gains	(1.83)		(1.68)	(1.25)	(1.41)	(1.22)	(0.89)

Total distributions	(2.04)		(1.89)	(1.48)	(1.60)	(1.40)	(1.04)

Net Asset Value, End of Period	$16.81		$16.05	$19.93	$18.63	$17.01	$18.79

Total Return (%) (b)	17.72	(c)	(11.51)	15.63	20.14	(2.62)	9.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	(d)	0.55	0.55	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.55	0.54	0.54	0.54	0.55
Ratio of net investment income to average net assets (%)	1.26	(d)	1.09	1.01	1.28	1.04	1.08
Portfolio turnover rate (%)	11	(c)	25	23	28	25	17
Net assets, end of period (in millions)	$363.9		$330.8	$427.0	$409.3	$374.7	$404.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.17		$20.07	$18.75	$17.10	$18.89	$18.33

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.23	0.21	0.24	0.21	0.21
Net realized and unrealized gain (loss)	2.71		(2.22)	2.61	3.03	(0.59)	1.41

Total income (loss) from investment operations	2.83		(1.99)	2.82	3.27	(0.38)	1.62

Less Distributions
Distributions from net investment income	(0.23)		(0.23)	(0.25)	(0.21)	(0.19)	(0.17)
Distributions from net realized capital gains	(1.83)		(1.68)	(1.25)	(1.41)	(1.22)	(0.89)

Total distributions	(2.06)		(1.91)	(1.50)	(1.62)	(1.41)	(1.06)

Net Asset Value, End of Period	$16.94		$16.17	$20.07	$18.75	$17.10	$18.89

Total Return (%) (b)	17.78	(c)	(11.44)	15.80	20.26	(2.58)	9.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	(d)	0.45	0.45	0.45	0.45	0.45
Net ratio of expenses to average net assets (%) (e)	0.45	(d)	0.45	0.44	0.44	0.44	0.45
Ratio of net investment income to average net assets (%)	1.36	(d)	1.19	1.11	1.38	1.13	1.17
Portfolio turnover rate (%)	11	(c)	25	23	28	25	17
Net assets, end of period (in millions)	$33.7		$30.6	$40.0	$39.2	$36.7	$42.4

	Class G
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.93		$19.80	$18.52	$16.92	$18.70	$18.16

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.20	0.18	0.21	0.18	0.18
Net realized and unrealized gain (loss)	2.66		(2.19)	2.58	2.98	(0.57)	1.39

Total income (loss) from investment operations	2.77		(1.99)	2.76	3.19	(0.39)	1.57

Less Distributions
Distributions from net investment income	(0.21)		(0.20)	(0.23)	(0.18)	(0.17)	(0.14)
Distributions from net realized capital gains	(1.83)		(1.68)	(1.25)	(1.41)	(1.22)	(0.89)

Total distributions	(2.04)		(1.88)	(1.48)	(1.59)	(1.39)	(1.03)

Net Asset Value, End of Period	$16.66		$15.93	$19.80	$18.52	$16.92	$18.70

Total Return (%) (b)	17.63	(c)	(11.56)	15.60	20.08	(2.68)	9.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.60	0.60	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.60	0.59	0.59	0.59	0.60
Ratio of net investment income to average net assets (%)	1.21	(d)	1.04	0.96	1.24	1.00	1.02
Portfolio turnover rate (%)	11	(c)	25	23	28	25	17
Net assets, end of period (in millions)	$143.8		$124.0	$149.8	$133.2	$104.0	$105.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $19,699,925. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2019 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$111,713

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$832,793

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$451,260

For the six months ended June 30, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$8,725,817

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-20

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$106,804,626	$0	$136,028,425

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2019 were $1,279,218.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2019 were $125,318.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$1,011,088,756

Gross unrealized appreciation	315,905,232
Gross unrealized depreciation	(82,293,860)

Net unrealized appreciation (depreciation)	$233,611,372

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$17,717,458	$15,139,291	$87,091,891	$69,214,320	$104,809,349	$84,353,611

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$17,093,429	$96,626,418	$115,319,128	$—	$229,038,975

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B, E and G shares of the MetLife MSCI EAFE Index Portfolio returned 14.35%, 14.18%, 14.33%, and 14.15%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 14.03%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2019, equity markets reacted favorably to progress in trade talks with China, a more dovish Federal Reserve, and the strength of corporate earnings. Companies that reported better than expected earnings included Goldman Sachs, American Express, IBM, and Procter & Gamble. Energy stocks rallied as crude prices climbed after Saudi Arabia formally implemented production constraints. Financial stocks were hurt by the yield curve inverting for the first time since 2007. Equity markets extended their rally as the U.S. and Mexico agreed on an immigration enforcement deal and on increasing expectations for easier monetary policy. Federal Reserve official comments stating that they expected to keep rates unchanged for the rest of the year reassured the markets. Equity markets also reacted favorably to optimism around the meeting between President Trump and China President Xi during the G20 summit. Factors that weighed on the equity markets included continued concerns about Brexit, geopolitical tensions between India and Pakistan, and the International Monetary Fund downgrading its global growth forecast to the lowest level since the financial crisis.

The U.S. dollar weakened during the six-month period, which positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 0.35%.

All twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the year. Switzerland (8.7% beginning weight in the benchmark), up 23.7%, was the best-performing country. New Zealand (0.2% beginning weight), up 21.7%; and Australia (6.9% beginning weight), up 20.9%, were the next best-performing countries. Israel (0.5% beginning weight), up 6.3%; and Japan (24.6% beginning weight), up 8.1% were the worst performing countries on a relative basis.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the year were SAP, up 40.2%; Nestle, up 31.4%; and Novartis, up 25.7%. The stocks with the largest negative impact were Teva Pharmaceutical Industries, down 40.1%; Seven & I Holdings, down 21.6%; and Vodafone Group, down 13.0%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, net asset value (NAV) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
MetLife MSCI EAFE Index Portfolio
Class A	14.35	1.20	2.08	6.74
Class B	14.18	0.95	1.83	6.47
Class E	14.33	1.04	1.94	6.58
Class G	14.15	0.85	1.78	6.42
MSCI EAFE Index	14.03	1.08	2.25	6.90

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Nestle S.A.	2.2
iShares MSCI EAFE ETF	2.0
Novartis AG	1.4
Roche Holding AG	1.4
HSBC Holdings plc	1.2
Royal Dutch Shell plc - A Shares	1.0
Toyota Motor Corp.	1.0
BP plc	1.0
SAP SE	0.9
Total S.A.	0.9

Top Countries

% of Net Assets
Japan	22.8
United Kingdom	13.9
France	10.7
Switzerland	9.5
Germany	8.4
Australia	7.2
Netherlands	4.6
Hong Kong	3.6
Spain	2.9
Sweden	2.4

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.38%	$1,000.00	$1,143.50	$2.02
	Hypothetical*	0.38%	$1,000.00	$1,022.91	$1.91

Class B (a)	Actual	0.63%	$1,000.00	$1,141.80	$3.35
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class E (a)	Actual	0.53%	$1,000.00	$1,143.30	$2.82
	Hypothetical*	0.53%	$1,000.00	$1,022.17	$2.66

Class G (a)	Actual	0.68%	$1,000.00	$1,141.50	$3.61
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—95.7% of Net Assets

Security Description	Shares	Value

Australia—7.2%
AGL Energy, Ltd.	45,920	$645,232
Alumina, Ltd.	191,453	313,584
AMP, Ltd.	197,480	294,262
APA Group	80,604	611,911
Aristocrat Leisure, Ltd.	41,217	890,787
ASX, Ltd.	14,426	835,781
Aurizon Holdings, Ltd.	157,842	599,232
AusNet Services	135,720	178,754
Australia & New Zealand Banking Group, Ltd.	203,134	4,026,454
Bank of Queensland, Ltd.	24,917	166,756
Bendigo & Adelaide Bank, Ltd.	35,779	291,093
BGP Holdings plc (a) (c) (d)	713,624	0
BHP Group plc	148,719	3,803,885
BHP Group, Ltd.	210,135	6,084,731
BlueScope Steel, Ltd.	45,759	388,262
Boral, Ltd.	86,560	311,502
Brambles, Ltd.	109,798	994,433
Caltex Australia, Ltd.	18,604	323,427
Challenger, Ltd.	44,035	205,682
CIMIC Group, Ltd.	8,428	265,305
Coca-Cola Amatil, Ltd.	42,510	304,776
Cochlear, Ltd.	4,099	596,003
Coles Group, Ltd. (c)	80,874	758,606
Commonwealth Bank of Australia	126,484	7,358,622
Computershare, Ltd.	35,559	405,155
Crown Resorts, Ltd.	29,464	257,642
CSL, Ltd.	31,966	4,833,906
Dexus	77,269	704,913
Fortescue Metals Group, Ltd.	100,316	638,279
Goodman Group (REIT)	118,280	1,249,531
GPT Group (The) (REIT)	149,666	647,027
Incitec Pivot, Ltd.	131,085	314,030
Insurance Australia Group, Ltd.	155,852	905,155
Lend Lease Group (REIT)	39,184	357,763
Macquarie Group, Ltd.	23,361	2,060,434
Medibank Private, Ltd.	199,900	490,220
Mirvac Group (REIT)	272,935	600,576
National Australia Bank, Ltd.	198,109	3,718,858
Newcrest Mining, Ltd.	56,335	1,265,620
Oil Search, Ltd.	104,563	520,550
Orica, Ltd.	26,176	372,834
Origin Energy, Ltd.	119,590	614,759
QBE Insurance Group, Ltd.	93,998	781,925
Ramsay Health Care, Ltd.	10,616	539,138
REA Group, Ltd.	4,158	280,714
Rio Tinto, Ltd.	26,269	1,916,005
Santos, Ltd.	118,547	590,513
Scentre Group (REIT)	367,395	991,723
Seek, Ltd.	22,233	330,703
Sonic Healthcare, Ltd.	32,696	622,823
South32, Ltd.	363,229	811,433
Stockland (REIT)	162,137	474,893
Suncorp Group, Ltd.	95,658	905,137
Sydney Airport	80,467	454,447
Tabcorp Holdings, Ltd.	153,298	479,436
Telstra Corp., Ltd.	309,539	836,968
Transurban Group	195,278	2,022,374

Security Description	Shares	Value

Australia—(Continued)
Treasury Wine Estates, Ltd.	53,467	$559,882
Vicinity Centres (REIT)	252,185	434,250
Washington H Soul Pattinson & Co., Ltd.	7,905	122,128
Wesfarmers, Ltd.	80,874	2,056,161
Westpac Banking Corp.	248,548	4,949,527
Woodside Petroleum, Ltd.	68,426	1,750,838
Woolworths Group, Ltd.	97,245	2,271,338
WorleyParsons, Ltd.	23,498	243,827

		74,632,515

Austria—0.2%
Andritz AG	5,828	220,016
Erste Group Bank AG (c)	20,614	766,346
OMV AG	9,828	479,640
Raiffeisen Bank International AG	9,390	220,638
Verbund AG	4,951	259,240
Voestalpine AG (e)	9,525	294,763

		2,240,643

Belgium—0.9%
Ageas	12,505	651,333
Anheuser-Busch InBev S.A.	53,605	4,754,625
Colruyt S.A.	4,373	254,151
Groupe Bruxelles Lambert S.A.	5,864	576,230
KBC Group NV	17,769	1,166,547
Proximus SADP	11,920	352,341
Solvay S.A.	5,735	595,094
Telenet Group Holding NV	4,184	233,697
UCB S.A.	7,871	653,663
Umicore S.A.	15,189	489,100

		9,726,781

Chile—0.0%
Antofagasta plc	26,957	319,826

China—0.1%
BeiGene, Ltd. (ADR) (c) (e)	2,400	297,480
BOC Hong Kong Holdings, Ltd.	258,465	1,018,288
Yangzijiang Shipbuilding Holdings, Ltd.	176,900	200,576

		1,516,344

Denmark—1.7%
AP Moller - Maersk A/S - Class A	274	318,724
AP Moller - Maersk A/S - Class B	493	612,765
Carlsberg A/S - Class B	7,850	1,042,526
Chr Hansen Holding A/S	7,473	703,773
Coloplast A/S - Class B	8,619	977,683
Danske Bank A/S	45,729	724,129
Demant A/S (c)	7,349	228,911
DSV A/S	12,549	1,233,960
Genmab A/S (c)	4,236	781,117
H Lundbeck A/S	5,421	214,705
ISS A/S	12,164	367,809
Novo Nordisk A/S - Class B	123,103	6,289,182
Novozymes A/S - B Shares	16,399	765,837

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Orsted A/S	12,347	$1,070,244
Pandora A/S	7,708	274,684
Tryg A/S	8,735	284,383
Vestas Wind Systems A/S	14,221	1,232,064

		17,122,496

Finland—1.1%
Elisa Oyj	9,227	450,845
Fortum Oyj	30,377	672,372
Kone Oyj - Class B	26,344	1,557,163
Metso Oyj	7,511	295,569
Neste Oyj	30,257	1,030,082
Nokia Oyj	403,069	2,005,986
Nokian Renkaat Oyj (c)	7,495	234,406
Nordea Bank Abp	226,093	1,644,123
Orion Oyj - Class B	8,084	296,834
Sampo Oyj - A Shares	32,484	1,535,302
Stora Enso Oyj - R Shares	40,497	476,706
UPM-Kymmene Oyj	37,640	1,001,863
Wartsila Oyj Abp	31,392	456,034

		11,657,285

France—10.7%
Accor S.A.	13,973	600,751
Aeroports de Paris	2,209	390,426
Air Liquide S.A.	30,993	4,343,404
Airbus SE	41,260	5,859,206
Alstom S.A.	10,122	470,337
Amundi S.A.	4,463	312,301
Arkema S.A.	5,073	472,547
Atos SE	7,084	593,190
AXA S.A.	140,288	3,690,903
BioMerieux	3,058	253,715
BNP Paribas S.A.	81,356	3,876,574
Bollore S.A.	61,600	272,212
Bouygues S.A.	14,921	553,491
Bureau Veritas S.A.	19,643	485,920
Capgemini SE	11,166	1,391,433
Carrefour S.A.	42,889	829,412
Cie de St-Gobain (e)	33,678	1,318,387
Cie Generale des Etablissements Michelin	12,172	1,546,545
CNP Assurances	10,520	239,225
Covivio	3,163	331,576
Credit Agricole S.A.	81,608	980,188
Danone S.A.	44,560	3,784,801
Dassault Aviation S.A.	183	263,938
Dassault Systemes SE	9,434	1,509,485
Edenred	17,136	875,544
Eiffage S.A.	5,760	570,316
Electricite de France S.A.	42,972	542,781
Engie S.A.	134,009	2,038,083
EssilorLuxottica S.A.	20,173	2,640,923
Eurazeo S.A.	2,867	200,512
Eutelsat Communications S.A.	14,990	280,791
Faurecia S.A.	5,604	260,521
Gecina S.A. (REIT)	2,798	419,351

Security Description	Shares	Value

France—(Continued)
Getlink SE	32,808	$526,466
Hermes International	2,306	1,665,664
ICADE (REIT) (e)	2,561	235,302
Iliad S.A.	1,762	198,615
Ingenico Group S.A.	4,093	362,572
Ipsen S.A.	2,947	402,742
JCDecaux S.A.	4,706	142,771
Kering S.A.	5,325	3,154,686
Klepierre S.A. (REIT)	12,682	425,781
L’Oreal S.A.	17,913	5,110,058
Legrand S.A.	18,736	1,374,959
LVMH Moet Hennessy Louis Vuitton SE	19,873	8,472,417
Natixis S.A.	61,192	247,102
Orange S.A.	146,174	2,308,049
Pernod-Ricard S.A.	15,201	2,805,375
Peugeot S.A.	40,345	995,824
Publicis Groupe S.A.	15,420	815,419
Remy Cointreau S.A.	1,860	268,826
Renault S.A.	14,189	895,783
Safran S.A.	23,430	3,438,366
Sanofi	80,327	6,959,391
Sartorius Stedim Biotech	2,011	317,651
Schneider Electric SE	39,783	3,614,014
SCOR SE	11,686	513,612
SEB S.A.	1,809	325,754
Societe BIC S.A.	2,149	164,201
Societe Generale S.A.	55,187	1,398,563
Sodexo S.A.	6,778	793,549
Suez	18,583	268,567
Teleperformance SE	4,265	855,895
Thales S.A.	7,807	966,048
Total S.A.	170,100	9,531,513
UBISOFT Entertainment S.A. (c)	5,696	447,235
Unibail-Rodamco-Westfield	9,927	1,489,466
Valeo S.A.	18,217	593,486
Veolia Environnement S.A.	38,959	951,269
Vinci S.A.	35,933	3,689,635
Vivendi S.A.	65,509	1,808,243
Wendel S.A.	2,267	310,089
Worldline S.A. (c)	5,981	435,977

		111,479,724

Germany—7.9%
adidas AG	12,907	3,990,666
Allianz SE	30,365	7,329,374
Aroundtown S.A.	56,219	463,900
Axel Springer SE	3,006	212,236
BASF SE	66,273	4,821,629
Bayer AG	65,715	4,571,344
Bayerische Motoren Werke AG	23,596	1,752,161
Beiersdorf AG	7,090	852,310
Brenntag AG	11,405	562,511
Carl Zeiss Meditec AG	2,898	286,296
Commerzbank AG	77,199	555,289
Continental AG	8,198	1,197,003
Covestro AG	11,059	563,001

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Daimler AG	63,808	$3,555,114
Delivery Hero AG (c)	6,695	304,132
Deutsche Bank AG	146,810	1,133,329
Deutsche Boerse AG	13,056	1,849,601
Deutsche Lufthansa AG	17,782	305,170
Deutsche Post AG	71,872	2,363,859
Deutsche Telekom AG	241,713	4,189,216
Deutsche Wohnen SE	24,681	906,668
E.ON SE	159,780	1,737,922
Evonik Industries AG	13,109	382,320
Fraport AG Frankfurt Airport Services Worldwide	3,260	280,664
Fresenius Medical Care AG & Co. KGaA	15,649	1,229,482
Fresenius SE & Co. KGaA	30,614	1,661,041
GEA Group AG	9,381	266,913
Hannover Rueck SE	4,145	671,164
HeidelbergCement AG	10,444	846,050
Henkel AG & Co. KGaA	7,933	729,504
HOCHTIEF AG	1,646	200,755
Hugo Boss AG	4,934	329,316
Infineon Technologies AG	92,414	1,635,589
Innogy SE	11,200	531,934
KION Group AG	5,441	343,518
Knorr-Bremse AG	3,477	387,812
LANXESS AG	5,571	331,551
Merck KGaA	9,421	987,229
METRO AG	15,747	288,354
MTU Aero Engines AG	3,839	917,274
Muenchener Rueckversicherungs-Gesellschaft AG	10,610	2,666,819
Puma SE	6,040	403,396
RWE AG	39,146	966,459
SAP SE	70,253	9,671,493
Siemens AG	54,214	6,453,765
Siemens Healthineers AG	10,900	460,644
Symrise AG	8,745	842,748
Telefonica Deutschland Holding AG	58,800	164,616
ThyssenKrupp AG	31,577	462,490
TUI AG	30,068	295,606
Uniper SE	14,858	450,766
United Internet AG	8,781	289,594
Volkswagen AG	2,495	429,447
Vonovia SE	35,809	1,712,731
Wirecard AG	8,665	1,460,163
Zalando SE (c)	8,719	387,437

		82,641,375

Hong Kong—3.6%
AIA Group, Ltd.	864,200	9,341,602
ASM Pacific Technology, Ltd.	19,600	200,928
Bank of East Asia, Ltd. (The)	103,920	290,001
CK Asset Holdings, Ltd.	188,440	1,470,869
CK Hutchison Holdings, Ltd.	187,440	1,843,974
CK Infrastructure Holdings, Ltd.	49,500	403,236
CLP Holdings, Ltd.	116,377	1,282,093
Dairy Farm International Holdings, Ltd.	24,600	175,900
Galaxy Entertainment Group, Ltd.	151,000	1,019,956
Hang Lung Properties, Ltd.	162,000	385,675

Security Description	Shares	Value

Hong Kong—(Continued)
Hang Seng Bank, Ltd.	54,400	$1,351,389
Henderson Land Development Co., Ltd.	100,311	553,448
HK Electric Investments & HK Electric Investments, Ltd.	197,500	202,237
HKT Trust & HKT, Ltd.	277,980	441,318
Hong Kong & China Gas Co., Ltd.	703,415	1,560,369
Hong Kong Exchanges and Clearing, Ltd.	86,500	3,057,108
Hongkong Land Holdings, Ltd.	86,500	557,960
Hysan Development Co., Ltd.	45,000	232,558
Jardine Matheson Holdings, Ltd.	16,900	1,065,152
Jardine Strategic Holdings, Ltd.	14,600	557,081
Kerry Properties, Ltd.	57,500	241,577
Link REIT (REIT)	150,141	1,846,541
Melco Resorts & Entertainment, Ltd. (ADR)	13,200	286,704
MTR Corp., Ltd.	110,500	744,181
New World Development Co., Ltd.	463,707	722,514
NWS Holdings, Ltd.	99,000	203,681
PCCW, Ltd.	316,000	182,498
Power Assets Holdings, Ltd.	107,549	773,179
Sino Land Co., Ltd.	247,600	414,021
Sun Hung Kai Properties, Ltd.	116,250	1,974,001
Swire Pacific, Ltd. - Class A	36,817	452,960
Swire Properties, Ltd.	83,600	337,863
Techtronic Industries Co., Ltd.	95,000	728,457
Vitasoy International Holdings, Ltd.	54,000	259,255
WH Group, Ltd.	654,000	665,733
Wharf Holdings, Ltd. (The)	87,976	232,599
Wharf Real Estate Investment Co., Ltd.	87,976	617,979
Wheelock & Co., Ltd.	68,000	488,232
Yue Yuen Industrial Holdings, Ltd.	50,500	138,115

		37,302,944

Ireland—0.6%
AerCap Holdings NV (c)	10,200	530,502
AIB Group plc	60,112	246,984
Bank of Ireland Group plc	56,296	295,562
CRH plc	58,024	1,898,641
Flutter Entertainment plc	6,200	467,662
James Hardie Industries plc	31,140	409,458
Kerry Group plc - Class A	11,539	1,379,849
Kingspan Group plc	11,136	605,713
Smurfit Kappa Group plc	16,402	497,113

		6,331,484

Israel—0.6%
Azrieli Group, Ltd.	3,090	207,341
Bank Hapoalim B.M. (c)	79,475	592,983
Bank Leumi Le-Israel B.M.	109,068	788,607
Check Point Software Technologies, Ltd. (c)	9,300	1,075,173
CyberArk Software, Ltd. (c)	2,700	345,168
Elbit Systems, Ltd.	1,811	270,898
Israel Chemicals, Ltd.	54,463	286,217
Israel Discount Bank, Ltd. - Class A	83,247	340,593
Mizrahi Tefahot Bank, Ltd. (c)	11,922	275,954
Nice, Ltd. (c)	3,794	519,591
Teva Pharmaceutical Industries, Ltd. (ADR) (c)	77,953	719,506

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Wix.com, Ltd. (c)	3,200	$454,720

		5,876,751

Italy—2.0%
Assicurazioni Generali S.p.A.	77,824	1,465,815
Atlantia S.p.A.	36,067	939,763
Davide Campari-Milano S.p.A.	42,874	420,392
Enel S.p.A.	581,257	4,067,455
Eni S.p.A.	184,398	3,059,004
Ferrari NV	8,924	1,451,393
FinecoBank Banca Fineco S.p.A.	37,016	413,529
Intesa Sanpaolo S.p.A.	1,083,294	2,321,740
Leonardo S.p.A.	28,782	365,299
Mediobanca S.p.A.	44,816	463,180
Moncler S.p.A.	13,024	557,673
Pirelli & C S.p.A.	29,117	172,373
Poste Italiane S.p.A. (e)	41,357	436,336
Prysmian S.p.A.	16,202	334,883
Recordati S.p.A.	8,194	342,087
Snam S.p.A. (e)	136,820	681,716
Telecom Italia S.p.A. (c)	560,392	306,451
Telecom Italia S.p.A. - Risparmio Shares	437,140	227,054
Terna Rete Elettrica Nazionale S.p.A.	92,957	593,144
UniCredit S.p.A.	142,434	1,756,019

		20,375,306

Japan—22.8%
ABC-Mart, Inc.	2,500	163,259
Advantest Corp.	14,500	401,437
Aeon Co., Ltd.	44,500	766,084
Air Water, Inc.	10,000	171,816
Aisin Seiki Co., Ltd.	10,600	364,597
Ajinomoto Co., Inc.	31,900	554,350
Alfresa Holdings Corp.	15,300	378,851
Alps Electric Co., Ltd.	13,100	220,551
Amada Holdings Co., Ltd.	27,000	307,314
ANA Holdings, Inc.	8,400	278,556
Aozora Bank, Ltd.	9,600	231,014
Asahi Glass Co., Ltd.	12,600	436,936
Asahi Group Holdings, Ltd.	27,300	1,231,083
Asahi Intecc Co., Ltd.	14,200	351,330
Asahi Kasei Corp.	84,100	899,128
Astellas Pharma, Inc.	131,100	1,873,167
Bandai Namco Holdings, Inc.	13,300	647,170
Bank of Kyoto, Ltd. (The)	4,400	170,692
Bridgestone Corp.	40,800	1,609,817
Brother Industries, Ltd.	16,400	310,865
Calbee, Inc.	5,500	148,316
Canon, Inc. (e)	72,900	2,136,598
Casio Computer Co., Ltd.	16,900	210,455
Central Japan Railway Co.	10,500	2,107,636
Chiba Bank, Ltd. (The)	49,000	240,147
Chubu Electric Power Co., Inc.	45,700	642,222
Chugai Pharmaceutical Co., Ltd.	16,800	1,099,660
Chugoku Electric Power Co., Inc. (The)	23,700	299,321
Coca-Cola Bottlers Japan Holdings, Inc.	9,900	251,436

Security Description	Shares	Value

Japan—(Continued)
Concordia Financial Group, Ltd.	83,000	$309,944
CyberAgent, Inc.	7,400	269,139
Dai Nippon Printing Co., Ltd.	20,000	428,941
Dai-ichi Life Holdings, Inc.	75,800	1,147,592
Daicel Corp.	22,000	196,195
Daifuku Co., Ltd.	7,400	417,863
Daiichi Sankyo Co., Ltd.	39,400	2,058,611
Daikin Industries, Ltd.	18,200	2,383,852
Daito Trust Construction Co., Ltd.	5,200	662,416
Daiwa House Industry Co., Ltd.	42,500	1,242,043
Daiwa House REIT Investment Corp. (REIT)	110	265,649
Daiwa Securities Group, Inc.	118,000	518,484
Denso Corp.	31,000	1,307,646
Dentsu, Inc.	16,600	581,508
Disco Corp.	2,300	379,667
East Japan Railway Co.	22,300	2,089,857
Eisai Co., Ltd.	18,200	1,027,628
Electric Power Development Co., Ltd.	10,900	247,473
FamilyMart UNY Holdings Co., Ltd.	17,600	419,764
FANUC Corp.	14,000	2,600,687
Fast Retailing Co., Ltd.	4,100	2,484,091
Fuji Electric Co., Ltd.	8,600	297,769
FUJIFILM Holdings Corp.	25,900	1,316,744
Fujitsu, Ltd.	14,600	1,017,055
Fukuoka Financial Group, Inc.	10,600	194,967
GMO Payment Gateway, Inc.	3,000	207,002
Hakuhodo DY Holdings, Inc.	17,600	297,361
Hamamatsu Photonics KK	9,600	374,923
Hankyu Hanshin Holdings, Inc.	16,400	589,093
Hikari Tsushin, Inc.	1,100	240,341
Hino Motors, Ltd.	19,000	160,335
Hirose Electric Co., Ltd.	2,415	270,396
Hisamitsu Pharmaceutical Co., Inc.	4,500	178,359
Hitachi Chemical Co., Ltd.	7,700	209,585
Hitachi Construction Machinery Co., Ltd.	8,900	232,501
Hitachi High-Technologies Corp.	5,500	283,247
Hitachi Metals, Ltd.	20,000	226,705
Hitachi, Ltd.	70,200	2,581,785
Honda Motor Co., Ltd.	118,800	3,079,326
Hoshizaki Corp.	4,100	305,084
Hoya Corp.	26,800	2,060,021
Hulic Co., Ltd.	17,100	137,773
Idemitsu Kosan Co., Ltd.	12,068	367,151
IHI Corp.	12,200	295,219
Iida Group Holdings Co., Ltd.	12,700	205,576
Inpex Corp.	71,100	648,528
Isetan Mitsukoshi Holdings, Ltd.	26,900	218,038
Isuzu Motors, Ltd.	43,700	500,414
ITOCHU Corp.	96,700	1,852,399
Itochu Techno-Solutions Corp.	7,100	182,384
J Front Retailing Co., Ltd.	17,900	205,813
Japan Airlines Co., Ltd.	8,400	268,913
Japan Airport Terminal Co., Ltd.	3,800	163,024
Japan Exchange Group, Inc.	38,100	607,399
Japan Post Bank Co., Ltd.	30,800	312,638
Japan Post Holdings Co., Ltd.	107,000	1,213,140
Japan Prime Realty Investment Corp. (REIT)	51	221,082

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Japan Real Estate Investment Corp. (REIT)	96	$584,615
Japan Retail Fund Investment Corp.	202	408,665
Japan Tobacco, Inc.	86,100	1,904,067
JFE Holdings, Inc.	35,100	517,071
JGC Corp.	14,000	192,980
JSR Corp.	11,000	174,262
JTEKT Corp.	20,000	243,537
JXTG Holdings, Inc.	237,600	1,188,186
Kajima Corp.	32,000	440,368
Kakaku.com, Inc.	10,700	207,256
Kamigumi Co., Ltd.	8,500	201,647
Kansai Electric Power Co., Inc. (The)	55,000	631,317
Kansai Paint Co., Ltd.	10,300	216,728
Kao Corp.	35,200	2,687,282
Kawasaki Heavy Industries, Ltd.	12,400	294,317
KDDI Corp.	127,000	3,237,777
Keihan Holdings Co., Ltd.	7,800	340,636
Keikyu Corp.	18,000	310,552
Keio Corp.	6,600	434,997
Keisei Electric Railway Co., Ltd.	10,000	365,104
Keyence Corp.	6,500	3,997,287
Kikkoman Corp.	9,600	418,938
Kintetsu Group Holdings Co., Ltd.	12,612	604,927
Kirin Holdings Co., Ltd.	60,300	1,302,403
Kobayashi Pharmaceutical Co., Ltd.	3,600	258,321
Kobe Steel, Ltd.	27,200	178,562
Koito Manufacturing Co., Ltd.	7,700	412,425
Komatsu, Ltd.	65,500	1,588,377
Konami Holdings Corp.	7,300	342,814
Konica Minolta, Inc.	37,000	360,853
Kose Corp.	2,300	387,127
Kubota Corp.	75,300	1,256,384
Kuraray Co., Ltd.	24,500	293,568
Kurita Water Industries, Ltd.	7,100	177,047
Kyocera Corp.	22,700	1,486,589
Kyowa Hakko Kirin Co., Ltd.	20,000	360,702
Kyushu Electric Power Co., Inc.	25,900	254,208
Kyushu Railway Co.	12,700	371,159
Lawson, Inc.	3,800	182,490
Lion Corp.	19,000	354,752
LIXIL Group Corp.	19,000	301,565
M3, Inc.	31,400	575,803
Makita Corp.	15,200	518,256
Marubeni Corp.	114,800	762,198
Marui Group Co., Ltd.	16,000	326,400
Mazda Motor Corp.	43,000	450,557
McDonald’s Holdings Co. Japan, Ltd.	5,400	238,317
Mebuki Financial Group, Inc.	63,100	165,015
Medipal Holdings Corp.	10,700	236,835
MEIJI Holdings Co., Ltd.	7,700	550,984
Mercari, Inc. (c)	5,500	146,492
Minebea Mitsumi, Inc.	21,700	369,354
MISUMI Group, Inc.	22,200	559,770
Mitsubishi Chemical Holdings Corp.	93,700	656,175
Mitsubishi Corp.	98,500	2,602,114
Mitsubishi Electric Corp.	131,200	1,735,428
Mitsubishi Estate Co., Ltd.	86,400	1,612,902

Security Description	Shares	Value

Japan—(Continued)
Mitsubishi Gas Chemical Co., Inc.	13,000	$173,910
Mitsubishi Heavy Industries, Ltd.	23,100	1,007,689
Mitsubishi Materials Corp.	7,900	225,380
Mitsubishi Motors Corp.	44,999	216,360
Mitsubishi Tanabe Pharma Corp.	15,300	171,184
Mitsubishi UFJ Financial Group, Inc.	881,088	4,215,026
Mitsubishi UFJ Lease & Finance Co., Ltd.	30,700	163,367
Mitsui & Co., Ltd.	118,417	1,932,793
Mitsui Chemicals, Inc.	15,000	372,805
Mitsui Fudosan Co., Ltd.	65,000	1,579,371
Mitsui OSK Lines, Ltd.	7,500	180,260
Mizuho Financial Group, Inc.	1,752,400	2,544,172
MonotaRO Co., Ltd.	9,200	225,231
MS&AD Insurance Group Holdings, Inc.	35,900	1,142,279
Murata Manufacturing Co., Ltd.	41,200	1,859,353
Nabtesco Corp.	7,500	209,692
Nagoya Railroad Co., Ltd.	14,800	410,193
NEC Corp.	16,800	662,487
Nexon Co., Ltd. (c)	32,300	469,248
NGK Insulators, Ltd.	19,300	282,338
NGK Spark Plug Co., Ltd.	12,000	226,077
NH Foods, Ltd.	7,000	300,535
Nidec Corp.	16,300	2,238,282
Nikon Corp.	22,500	319,191
Nintendo Co., Ltd.	8,100	2,979,876
Nippon Building Fund, Inc. (REIT)	88	602,947
Nippon Electric Glass Co., Ltd.	6,200	157,563
Nippon Express Co., Ltd.	5,900	314,681
Nippon Paint Holdings Co., Ltd. (e)	9,500	369,659
Nippon Prologis REIT, Inc.	143	330,293
Nippon Steel Corp.	56,300	968,949
Nippon Telegraph & Telephone Corp.	47,000	2,191,867
Nippon Yusen KK	12,600	202,945
Nissan Chemical Corp.	10,000	451,865
Nissan Motor Co., Ltd.	166,900	1,194,615
Nisshin Seifun Group, Inc.	15,700	358,154
Nissin Foods Holdings Co., Ltd.	4,700	302,677
Nitori Holdings Co., Ltd.	5,800	770,083
Nitto Denko Corp.	9,600	473,137
Nomura Holdings, Inc.	241,200	857,338
Nomura Real Estate Holdings, Inc.	9,500	204,677
Nomura Real Estate Master Fund, Inc. (REIT)	234	360,044
Nomura Research Institute, Ltd.	20,700	332,840
NSK, Ltd.	26,600	239,206
NTT Data Corp.	40,780	544,669
NTT DoCoMo, Inc.	94,600	2,209,366
Obayashi Corp.	45,500	451,442
Obic Co., Ltd.	5,000	568,075
Odakyu Electric Railway Co., Ltd.	20,100	492,831
OJI Holdings Corp.	68,000	394,215
Olympus Corp.	80,000	892,412
Omron Corp.	13,400	702,588
Ono Pharmaceutical Co., Ltd.	26,100	469,033
Oracle Corp. Japan	3,000	220,014
Oriental Land Co., Ltd.	14,000	1,736,969
ORIX Corp.	92,600	1,385,203
Osaka Gas Co., Ltd.	29,000	506,188

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Otsuka Corp.	7,400	$298,423
Otsuka Holdings Co., Ltd.	28,200	922,291
Pan Pacific International Holdings Corp.	8,200	521,563
Panasonic Corp.	161,300	1,347,760
Park24 Co., Ltd.	7,400	172,897
PeptiDream, Inc. (c)	6,800	348,845
Persol Holdings Co., Ltd.	13,400	315,933
Pigeon Corp.	8,500	343,119
Pola Orbis Holdings, Inc.	7,600	212,933
Rakuten, Inc.	61,500	733,940
Recruit Holdings Co., Ltd.	85,100	2,846,960
Renesas Electronics Corp. (c)	61,100	304,620
Resona Holdings, Inc.	143,300	599,268
Ricoh Co., Ltd.	48,600	486,771
Rinnai Corp.	2,800	178,522
Rohm Co., Ltd.	6,700	452,651
Ryohin Keikaku Co., Ltd.	1,800	325,914
Santen Pharmaceutical Co., Ltd.	27,500	456,891
SBI Holdings, Inc.	16,511	410,019
Secom Co., Ltd.	15,500	1,333,792
Sega Sammy Holdings, Inc.	12,900	157,173
Seibu Holdings, Inc.	13,800	230,711
Seiko Epson Corp.	20,000	317,429
Sekisui Chemical Co., Ltd.	29,500	444,359
Sekisui House, Ltd.	45,500	751,415
Seven & i Holdings Co., Ltd.	55,000	1,865,539
SG Holdings Co., Ltd.	10,500	298,161
Sharp Corp.	12,000	132,268
Shimadzu Corp.	14,600	359,392
Shimano, Inc.	5,400	802,926
Shimizu Corp.	39,000	324,805
Shin-Etsu Chemical Co., Ltd.	26,400	2,466,646
Shinsei Bank, Ltd.	12,900	200,932
Shionogi & Co., Ltd.	19,700	1,138,302
Shiseido Co., Ltd.	28,700	2,169,149
Shizuoka Bank, Ltd. (The)	25,800	190,718
Showa Denko KK	9,900	293,795
SMC Corp.	4,100	1,536,095
Softbank Corp.	121,800	1,582,028
SoftBank Group Corp.	118,200	5,699,873
Sohgo Security Services Co., Ltd.	4,800	221,834
Sompo Holdings, Inc.	23,599	913,949
Sony Corp.	91,800	4,799,791
Sony Financial Holdings, Inc.	12,800	308,361
Stanley Electric Co., Ltd.	9,700	239,305
Subaru Corp.	45,400	1,106,837
SUMCO Corp.	17,600	210,869
Sumitomo Chemical Co., Ltd.	117,000	544,777
Sumitomo Corp.	83,900	1,274,444
Sumitomo Dainippon Pharma Co., Ltd.	12,500	237,682
Sumitomo Electric Industries, Ltd.	57,634	758,929
Sumitomo Heavy Industries, Ltd.	7,800	269,276
Sumitomo Metal Mining Co., Ltd.	16,600	497,986
Sumitomo Mitsui Financial Group, Inc.	95,300	3,376,920
Sumitomo Mitsui Trust Holdings, Inc.	22,826	829,726
Sumitomo Realty & Development Co., Ltd.	22,400	801,522
Sumitomo Rubber Industries, Ltd.	12,500	144,954

Security Description	Shares	Value

Japan—(Continued)
Suntory Beverage & Food, Ltd.	10,400	$451,798
Suzuken Co., Ltd.	5,800	341,135
Suzuki Motor Corp.	26,200	1,234,068
Sysmex Corp.	12,200	797,509
T&D Holdings, Inc.	39,400	430,029
Taiheiyo Cement Corp.	8,200	248,827
Taisei Corp.	16,000	582,767
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	231,128
Taiyo Nippon Sanso Corp.	9,600	203,672
Takeda Pharmaceutical Co., Ltd.	104,348	3,711,633
TDK Corp.	9,500	739,144
Teijin, Ltd.	13,200	225,520
Terumo Corp.	44,200	1,320,742
THK Co., Ltd.	7,700	185,256
Tobu Railway Co., Ltd.	14,600	426,456
Toho Co., Ltd.	8,500	362,117
Toho Gas Co., Ltd.	6,200	228,645
Tohoku Electric Power Co., Inc.	28,000	283,805
Tokio Marine Holdings, Inc.	46,400	2,330,237
Tokyo Electric Power Co. Holdings, Inc. (c)	112,000	585,562
Tokyo Electron, Ltd.	11,300	1,589,947
Tokyo Gas Co., Ltd.	26,400	621,577
Tokyu Corp.	37,500	664,876
Tokyu Fudosan Holdings Corp.	37,000	204,767
Toppan Printing Co., Ltd.	20,500	310,791
Toray Industries, Inc.	88,300	673,249
Toshiba Corp.	40,000	1,247,032
Tosoh Corp.	23,000	324,780
TOTO, Ltd.	10,400	412,174
Toyo Seikan Group Holdings, Ltd.	8,300	165,196
Toyo Suisan Kaisha, Ltd.	6,000	246,783
Toyota Industries Corp.	10,100	557,640
Toyota Motor Corp.	163,500	10,169,418
Toyota Tsusho Corp.	15,500	471,300
Trend Micro, Inc.	8,900	397,848
Tsuruha Holdings, Inc.	2,900	268,615
Unicharm Corp.	29,600	893,738
United Urban Investment Corp. (REIT)	213	356,994
USS Co., Ltd.	16,600	327,862
West Japan Railway Co.	11,500	933,565
Yahoo Japan Corp.	206,700	607,979
Yakult Honsha Co., Ltd.	8,200	483,067
Yamada Denki Co., Ltd.	46,500	206,000
Yamaha Corp.	10,400	495,525
Yamaha Motor Co., Ltd.	18,700	333,610
Yamato Holdings Co., Ltd.	21,800	444,410
Yaskawa Electric Corp.	18,000	615,791
Yokogawa Electric Corp.	16,300	320,645
Yokohama Rubber Co., Ltd. (The)	9,200	169,593
ZOZO, Inc.	14,400	270,431

		237,224,297

Luxembourg—0.3%
ArcelorMittal	46,976	842,502
Eurofins Scientific SE	878	388,990
Millicom International Cellular S.A.	5,384	303,221

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Luxembourg—(Continued)
RTL Group S.A.	2,700	$138,764
SES S.A.	29,140	456,977
Tenaris S.A.	35,513	467,945

		2,598,399

Macau—0.1%
Sands China, Ltd.	176,400	845,506
SJM Holdings, Ltd.	147,000	167,489
Wynn Macau, Ltd.	95,600	214,757

		1,227,752

Mexico—0.0%
Fresnillo plc	14,894	165,210

Netherlands—4.6%
ABN AMRO Bank NV	29,995	642,782
Adyen NV (c)	753	582,318
Aegon NV	119,047	593,635
Akzo Nobel NV	16,277	1,532,242
ASML Holding NV	30,442	6,373,941
EXOR NV	8,104	567,176
Heineken Holding NV	7,836	823,822
Heineken NV	18,534	2,071,861
ING Groep NV	284,141	3,299,811
Koninklijke Ahold Delhaize NV	86,148	1,940,421
Koninklijke DSM NV	12,515	1,549,707
Koninklijke KPN NV	263,537	810,436
Koninklijke Philips NV	65,152	2,834,183
Koninklijke Vopak NV	3,942	182,430
NN Group NV	21,018	847,412
NXP Semiconductors NV	21,100	2,059,571
Randstad NV	9,402	517,230
Royal Dutch Shell plc - A Shares	316,661	10,391,446
Royal Dutch Shell plc - B Shares	267,574	8,746,782
Wolters Kluwer NV	21,135	1,540,982

		47,908,188

New Zealand—0.2%
a2 Milk Co., Ltd. (c)	53,251	525,793
Auckland International Airport, Ltd.	69,174	458,174
Fisher & Paykel Healthcare Corp., Ltd.	44,270	460,203
Fletcher Building, Ltd.	68,594	222,741
Meridian Energy, Ltd.	93,292	298,020
Ryman Healthcare, Ltd.	29,900	236,149
Spark New Zealand, Ltd.	106,142	285,252

		2,486,332

Norway—0.6%
Aker BP ASA	7,864	226,860
DNB ASA	68,520	1,275,204
Equinor ASA	71,632	1,419,904
Gjensidige Forsikring ASA	14,357	289,261
Mowi ASA (c)	30,284	708,574
Norsk Hydro ASA	91,188	327,454
Orkla ASA	62,161	552,423

Security Description	Shares	Value

Norway—(Continued)
Schibsted ASA - B Shares	7,443	$194,559
Telenor ASA	51,893	1,103,332
Yara International ASA	11,222	544,976

		6,642,547

Portugal—0.2%
Banco Espirito Santo S.A. (a) (c) (d)	199,038	0
EDP - Energias de Portugal S.A.	185,244	705,729
Galp Energia SGPS S.A.	37,002	571,279
Jeronimo Martins SGPS S.A.	18,255	294,420

		1,571,428

Russia—0.0%
Evraz plc	36,315	308,552

Singapore—1.3%
Ascendas Real Estate Investment Trust (REIT)	151,500	349,493
CapitaLand Commercial Trust (REIT)	166,738	267,481
CapitaLand Mall Trust (REIT)	157,500	306,578
CapitaLand, Ltd.	172,300	449,700
City Developments, Ltd.	34,000	238,720
ComfortDelGro Corp., Ltd.	153,000	300,874
DBS Group Holdings, Ltd.	131,667	2,527,653
Genting Singapore, Ltd.	418,200	284,530
Jardine Cycle & Carriage, Ltd.	8,888	238,448
Keppel Corp., Ltd.	113,900	562,532
Oversea-Chinese Banking Corp., Ltd.	230,564	1,949,475
SATS, Ltd.	56,300	217,577
Singapore Airlines, Ltd.	33,140	227,471
Singapore Exchange, Ltd.	54,400	319,057
Singapore Press Holdings, Ltd.	159,050	287,551
Singapore Technologies Engineering, Ltd.	130,000	398,498
Singapore Telecommunications, Ltd.	601,420	1,558,633
Suntec Real Estate Investment Trust (REIT)	179,000	256,830
United Overseas Bank, Ltd.	89,292	1,725,299
UOL Group, Ltd.	33,000	184,219
Venture Corp., Ltd.	20,500	246,979
Wilmar International, Ltd.	144,000	394,697

		13,292,295

South Africa—0.2%
Anglo American plc	76,685	2,198,256
Investec plc	52,596	342,651

		2,540,907

Spain—2.9%
ACS Actividades de Construccion y Servicios S.A. (e)	16,703	667,926
Aena SME S.A.	5,006	993,736
Amadeus IT Group S.A.	31,507	2,497,069
Banco Bilbao Vizcaya Argentaria S.A.	461,810	2,586,393
Banco de Sabadell S.A.	385,331	400,556
Banco Santander S.A.	1,151,492	5,359,973
Bankia S.A.	80,824	191,294
Bankinter S.A.	48,939	337,661
CaixaBank S.A.	268,510	770,077

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Cellnex Telecom S.A. (c)	13,888	$514,880
Enagas S.A.	17,953	480,392
Endesa S.A.	23,384	602,469
Ferrovial S.A.	34,676	888,982
Grifols S.A.	21,632	640,149
Iberdrola S.A.	419,693	4,192,646
Industria de Diseno Textil S.A.	79,108	2,380,367
Mapfre S.A.	74,474	218,353
Naturgy Energy Group S.A.	20,891	576,260
Red Electrica Corp. S.A.	29,508	615,256
Repsol S.A.	101,970	1,600,936
Siemens Gamesa Renewable Energy S.A.	18,682	311,090
Telefonica S.A. (e)	338,883	2,786,966

		29,613,431

Sweden—2.4%
Alfa Laval AB	20,852	455,379
Assa Abloy AB - Class B	72,914	1,652,081
Atlas Copco AB - A Shares	49,888	1,596,118
Atlas Copco AB - B Shares	28,433	816,480
Boliden AB	20,002	511,988
Electrolux AB - Series B	17,118	437,866
Epiroc AB - Class A	49,888	519,897
Epiroc AB - Class B	28,433	281,902
Essity AB - Class B	43,954	1,352,122
Hennes & Mauritz AB - B Shares	61,284	1,088,567
Hexagon AB - B Shares	19,206	1,067,424
Husqvarna AB - B Shares	25,677	240,395
ICA Gruppen AB (e)	5,619	241,873
Industrivarden AB - C Shares	10,214	226,576
Investor AB - B Shares	32,036	1,540,427
Kinnevik AB - Class B	16,046	418,094
L E Lundbergforetagen AB - B Shares	6,090	228,168
Lundin Petroleum AB	11,594	361,127
Sandvik AB	76,849	1,413,197
Securitas AB - B Shares	21,462	376,994
Skandinaviska Enskilda Banken AB - Class A	113,560	1,051,657
Skanska AB - B Shares	24,008	433,981
SKF AB - B Shares	25,976	478,121
Svenska Handelsbanken AB - A Shares	113,277	1,122,418
Swedbank AB - A Shares	65,848	989,758
Swedish Match AB	11,623	491,658
Tele2 AB - B Shares	33,676	492,250
Telefonaktiebolaget LM Ericsson - B Shares	220,757	2,096,844
Telia Co. AB	204,113	907,636
Volvo AB - B Shares	104,577	1,661,079

		24,552,077

Switzerland—9.5%
ABB, Ltd.	128,908	2,591,766
Adecco Group AG	10,992	661,424
Alcon, Inc. (c)	31,566	1,954,705
Baloise Holding AG	3,839	681,026
Barry Callebaut AG	132	265,110
Chocoladefabriken Lindt & Spruengli AG	7	570,255

Security Description	Shares	Value

Switzerland—(Continued)
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	81	$590,057
Cie Financiere Richemont S.A.	37,512	3,187,712
Clariant AG (c)	17,152	349,145
Coca-Cola HBC AG (c)	13,800	523,341
Credit Suisse Group AG (c)	186,061	2,235,312
Dufry AG (c)	2,729	231,453
EMS-Chemie Holding AG	579	376,241
Ferguson plc (c)	17,515	1,251,155
Geberit AG	2,723	1,273,668
Givaudan S.A.	649	1,834,633
Glencore plc (c)	796,126	2,776,302
Julius Baer Group, Ltd. (c)	17,027	760,527
Kuehne & Nagel International AG	4,135	614,598
LafargeHolcim, Ltd. (c) (e)	35,343	1,728,321
Lonza Group AG (c)	5,308	1,793,521
Nestle S.A.	219,057	22,706,606
Novartis AG	155,052	14,199,597
Pargesa Holding S.A.	3,025	233,534
Partners Group Holding AG	1,376	1,082,545
Roche Holding AG	50,245	14,154,649
Schindler Holding AG	1,428	312,289
Schindler Holding AG (Participation Certificate)	2,590	577,322
SGS S.A.	367	936,224
Sika AG	9,000	1,538,015
Sonova Holding AG	4,058	924,848
STMicroelectronics NV	49,712	883,370
Straumann Holding AG	747	660,034
Swatch Group AG (The)	4,374	237,132
Swatch Group AG (The) - Bearer Shares	2,245	645,363
Swiss Life Holding AG	2,458	1,219,753
Swiss Prime Site AG (c)	5,000	437,079
Swiss Re AG	21,393	2,177,668
Swisscom AG	1,853	931,475
Temenos AG (c)	4,384	785,980
UBS Group AG (c)	280,535	3,338,134
Vifor Pharma AG	2,847	411,921
Zurich Insurance Group AG	10,599	3,695,244

		98,339,054

United Arab Emirates—0.0%
NMC Health plc (e)	7,569	231,505

United Kingdom—13.9%
3i Group plc	70,865	1,005,641
Admiral Group plc	16,009	450,756
Ashtead Group plc	32,603	937,119
Associated British Foods plc	27,546	865,276
AstraZeneca plc	89,842	7,350,093
Auto Trader Group plc	75,401	526,635
Aviva plc	288,445	1,533,214
BAE Systems plc	231,979	1,466,183
Barclays plc	1,244,471	2,377,294
Barratt Developments plc	69,622	507,984
Berkeley Group Holdings plc	10,289	489,037
BP plc	1,440,772	10,090,531

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
British American Tobacco plc	162,458	$5,682,716
British Land Co. plc (The) (REIT)	73,348	503,065
BT Group plc	630,635	1,579,753
Bunzl plc	23,002	609,072
Burberry Group plc	26,895	639,447
Centrica plc	412,821	461,233
CNH Industrial NV	62,675	642,046
Coca-Cola European Partners plc (c)	16,100	909,650
Compass Group plc	116,519	2,798,451
Croda International plc	9,045	589,446
DCC plc	7,008	627,910
Diageo plc	172,958	7,464,442
Direct Line Insurance Group plc	89,919	379,747
Experian plc	65,580	1,995,162
Fiat Chrysler Automobiles NV	78,476	1,093,576
G4S plc	108,086	286,855
GlaxoSmithKline plc	354,117	7,103,912
GVC Holdings plc	39,400	326,876
Halma plc	27,211	701,128
Hargreaves Lansdown plc	20,716	506,548
HSBC Holdings plc	1,434,178	11,991,369
Imperial Brands plc	70,611	1,661,556
Informa plc	91,052	968,731
InterContinental Hotels Group plc	11,622	766,549
Intertek Group plc	11,453	804,106
J Sainsbury plc	120,106	299,532
John Wood Group plc	51,100	295,836
Johnson Matthey plc	15,590	662,723
Kingfisher plc	151,460	414,664
Land Securities Group plc (REIT)	54,641	580,031
Legal & General Group plc	421,904	1,447,267
Lloyds Banking Group plc	5,039,518	3,637,033
London Stock Exchange Group plc	22,230	1,552,199
Marks & Spencer Group plc	164,966	443,478
Meggitt plc	55,862	373,056
Melrose Industries plc	351,107	809,872
Merlin Entertainments plc	52,353	299,252
Micro Focus International plc	22,532	592,995
Mondi plc	27,093	619,201
National Grid plc	249,620	2,658,499
Next plc	9,783	688,098
Ocado Group plc (c)	32,598	484,216
Pearson plc	50,185	524,051
Persimmon plc	22,805	579,640
Prudential plc	186,011	4,060,220
Reckitt Benckiser Group plc	50,616	4,008,712
RELX plc	143,278	3,489,803
Rentokil Initial plc	132,544	671,190
Rio Tinto plc	81,548	5,042,003
Rolls-Royce Holdings plc (c)	123,608	1,325,557
Royal Bank of Scotland Group plc	355,393	994,363
RSA Insurance Group plc	74,322	546,903
Sage Group plc (The)	77,930	796,851
Schroders plc	7,697	299,105
Segro plc (REIT)	74,212	689,840
Severn Trent plc	14,884	388,145
Smith & Nephew plc	62,049	1,349,381

Security Description	Shares	Value

United Kingdom—(Continued)
Smiths Group plc	31,976	$637,930
Spirax-Sarco Engineering plc	5,277	616,922
SSE plc	72,948	1,042,798
St. James’s Place plc	38,927	545,019
Standard Chartered plc	203,987	1,860,197
Standard Life Aberdeen plc	163,097	612,181
Taylor Wimpey plc	240,026	481,937
Tesco plc	690,838	1,997,417
Unilever NV	104,238	6,359,053
Unilever plc	79,414	4,942,123
United Utilities Group plc	43,570	434,445
Vodafone Group plc	1,935,083	3,181,018
Weir Group plc (The)	17,104	336,712
Whitbread plc	12,149	716,192
WM Morrison Supermarkets plc	166,578	427,010
WPP plc	93,040	1,176,043

		144,683,822

United States—0.1%
Carnival plc	13,029	581,272
International Flavors & Fragrances, Inc.	1	62
QIAGEN NV (c)	15,166	617,030

		1,198,364

Total Common Stocks (Cost $852,499,411)		995,807,634

Mutual Fund—2.0%

United States—2.0%
iShares MSCI EAFE ETF (e) (f) (Cost $20,651,413)	318,000	20,902,140

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,581	222,650
FUCHS Petrolub SE	4,900	192,961
Henkel AG & Co. KGaA	12,893	1,263,757
Porsche Automobil Holding SE	11,105	722,600
Sartorius AG	2,589	531,588
Volkswagen AG	13,371	2,256,717

Total Preferred Stocks (Cost $4,249,327)		5,190,273

Rights—0.0%

Spain—0.0%
ACS Actividades de Construccion y Servicios S.A., Expires 07/11/19 (c) (e)	16,703	26,250
Repsol S.A., Expires 07/09/19 (c)	101,970	56,645

Total Rights (Cost $85,226)		82,895

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Short-Term Investments—1.5%

Security Description	Principal Amount*	Value

Discount Notes—1.3%
Fannie Mae 1.535%, 07/03/19 (g)	5,225,000	$5,224,361
Federal Home Loan Bank
1.953%, 07/08/19 (g)	275,000	274,882
2.025%, 07/17/19 (g)	725,000	724,291
2.051%, 07/12/19 (g)	550,000	549,630
2.074%, 07/16/19 (g)	1,150,000	1,148,946
2.132%, 07/19/19 (g)	1,125,000	1,123,763
2.150%, 07/24/19 (g)	225,000	224,684
2.351%, 08/14/19 (g)	175,000	174,527
2.365%, 08/07/19 (g)	4,000,000	3,990,915

		13,435,999

U.S. Treasury—0.2%
U.S. Treasury Bills
2.006%, 07/23/19 (g)	500,000	499,365
2.231%, 07/30/19 (g)	1,000,000	998,315

		1,497,680

Total Short-Term Investments (Cost $14,932,767)		14,933,679

Securities Lending Reinvestments (b)—2.3%

Commercial Paper—0.1%
Starbird Funding Corp. 2.600%, 07/01/19	999,802	999,795

Repurchase Agreements—2.2%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $5,295,013; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $5,399,878.	5,293,999	5,293,999
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.460%, due on 07/01/19 with a maturity value of $4,000,820; collateralized by various Common Stock with an aggregate market value of $4,400,001.	4,000,000	4,000,000
Repurchase Agreement dated 06/28/19 at 2.480%, due on 07/01/19 with a maturity value of $169,864; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 12/12/19 - 04/15/32, and an aggregate market value of $173,226.	169,829	169,829
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $3,200,693; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $3,264,001.	3,200,000	3,200,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $400,092; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $408,002.	400,000	$400,000
Goldman Sachs & Co. Repurchase Agreement dated 06/28/19 at 2.510%, due on 07/01/19 with a maturity value of $4,000,837; collateralized by U.S. Government Agency Obligations with rates ranging from 2.500% - 5.500%, maturity dates ranging from 09/20/26 - 04/20/49, and an aggregate market value of $4,080,000.	4,000,000	4,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $2,000,422; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $2,048,071.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $3,000,618; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $3,232,704.	3,000,000	3,000,000
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $1,000,206; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,077,568.	1,000,000	1,000,000

		23,063,828

Total Securities Lending Reinvestments (Cost $24,063,827)		24,063,623

Total Investments—102.0% (Cost $916,481,971)		1,060,980,244
Other assets and liabilities (net)—(2.0)%		(20,848,288)

Net Assets—100.0%		$1,040,131,956

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, these securities represent less than 0.05% of net assets.
(b)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(c)	Non-income producing security.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $23,497,576 and the collateral received consisted of cash in the amount of $24,063,629. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2019, the market value of securities pledged was $2,629,200.
(g)	The rate shown represents current yield to maturity.

Ten Largest Industries as of June 30, 2019 (Unaudited)	% of Net Assets
Banks	9.7
Pharmaceuticals	7.6
Insurance	5.5
Oil, Gas & Consumable Fuels	5.2
Food Products	3.5
Chemicals	3.3
Automobiles	3.0
Metals & Mining	3.0
Machinery	2.7
Textiles, Apparel & Luxury Goods	2.5

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
MSCI EAFE Index Mini Futures	09/20/19	140	USD	13,463,100	$164,909

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$74,632,515	$0	$74,632,515
Austria	—	2,240,643	—	2,240,643
Belgium	—	9,726,781	—	9,726,781
Chile	—	319,826	—	319,826
China	297,480	1,218,864	—	1,516,344
Denmark	—	17,122,496	—	17,122,496
Finland	—	11,657,285	—	11,657,285
France	—	111,479,724	—	111,479,724
Germany	—	82,641,375	—	82,641,375
Hong Kong	286,704	37,016,240	—	37,302,944
Ireland	530,502	5,800,982	—	6,331,484
Israel	2,594,567	3,282,184	—	5,876,751
Italy	—	20,375,306	—	20,375,306
Japan	—	237,224,297	—	237,224,297
Luxembourg	—	2,598,399	—	2,598,399
Macau	—	1,227,752	—	1,227,752
Mexico	—	165,210	—	165,210
Netherlands	2,059,571	45,848,617	—	47,908,188
New Zealand	—	2,486,332	—	2,486,332
Norway	—	6,642,547	—	6,642,547
Portugal	—	1,571,428	0	1,571,428
Russia	—	308,552	—	308,552
Singapore	—	13,292,295	—	13,292,295
South Africa	—	2,540,907	—	2,540,907
Spain	—	29,613,431	—	29,613,431
Sweden	—	24,552,077	—	24,552,077
Switzerland	—	98,339,054	—	98,339,054
United Arab Emirates	—	231,505	—	231,505
United Kingdom	909,650	143,774,172	—	144,683,822
United States	—	1,198,364	—	1,198,364
Total Common Stocks	6,678,474	989,129,160	0	995,807,634
Total Mutual Fund*	20,902,140	—	—	20,902,140
Total Preferred Stocks*	—	5,190,273	—	5,190,273
Total Rights*	82,895	—	—	82,895
Total Short-Term Investments*	—	14,933,679	—	14,933,679
Total Securities Lending Reinvestments*	—	24,063,623	—	24,063,623
Total Investments	$27,663,509	$1,033,316,735	$0	$1,060,980,244

Collateral for Securities Loaned (Liability)	$—	$(24,063,629)	$—	$(24,063,629)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$164,909	$—	$—	$164,909

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2019 is not presented.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$1,060,980,244
Cash	17,483
Cash denominated in foreign currencies (c)	551,481
Receivable for:
Investments sold	10,062
Fund shares sold	218,825
Dividends	4,215,178
Variation margin on futures contracts	67,211

Total Assets	1,066,060,484
Liabilities
Collateral for securities loaned	24,063,629
Payables for:
Investments purchased	523,040
Fund shares redeemed	363,263
Accrued Expenses:
Management fees	248,495
Distribution and service fees	103,189
Deferred trustees’ fees	127,773
Other expenses	499,139

Total Liabilities	25,928,528

Net Assets	$1,040,131,956

Net Assets Consist of:
Paid in surplus	$881,157,685
Distributable earnings (Accumulated losses)	158,974,271

Net Assets	$1,040,131,956

Net Assets
Class A	$539,090,524
Class B	361,717,918
Class E	27,183,403
Class G	112,140,111
Capital Shares Outstanding*
Class A	40,132,056
Class B	27,477,780
Class E	2,033,311
Class G	8,577,207
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.43
Class B	13.16
Class E	13.37
Class G	13.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $916,481,971.
(b)	Includes securities loaned at value of $23,497,576.
(c)	Identified cost of cash denominated in foreign currencies was $551,460.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$23,117,943
Interest	148,331
Securities lending income	166,593

Total investment income	23,432,867
Expenses
Management fees	1,524,893
Administration fees	24,239
Custodian and accounting fees	154,683
Distribution and service fees—Class B	443,261
Distribution and service fees—Class E	19,911
Distribution and service fees—Class G	161,880
Audit and tax services	23,179
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	83,556
Insurance	3,463
Miscellaneous	92,461

Total expenses	2,585,312
Less management fee waiver	(13,691)

Net expenses	2,571,621

Net Investment Income	20,861,246

Net Realized and Unrealized Gain
Net realized gain on:
Investments	5,046,209
Futures contracts	1,190,235
Foreign currency transactions	2,258

Net realized gain	6,238,702

Net change in unrealized appreciation on:
Investments	107,953,390
Futures contracts	369,600
Foreign currency transactions	40,888

Net change in unrealized appreciation	108,363,878

Net realized and unrealized gain	114,602,580

Net Increase in Net Assets From Operations	$135,463,826

(a)	Net of foreign withholding taxes of $2,240,051.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,861,246	$28,351,598
Net realized gain	6,238,702	10,136,916
Net change in unrealized appreciation (depreciation)	108,363,878	(193,819,549)

Increase (decrease) in net assets from operations	135,463,826	(155,331,035)

From Distributions to Shareholders
Class A	(18,045,926)	(16,673,785)
Class B	(11,491,023)	(10,835,559)
Class E	(875,875)	(823,070)
Class G	(3,538,623)	(3,102,863)

Total distributions	(33,951,447)	(31,435,277)

Increase (decrease) in net assets from capital share transactions	(20,971,018)	2,610,269

Total increase (decrease) in net assets	80,541,361	(184,156,043)

Net Assets
Beginning of period	959,590,595	1,143,746,638

End of period	$1,040,131,956	$959,590,595

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	928,317	$12,447,509	3,939,329	$54,805,801
Reinvestments	1,373,358	18,045,926	1,178,359	16,673,785
Redemptions	(3,082,766)	(41,626,632)	(3,946,676)	(55,809,870)

Net increase (decrease)	(781,091)	$(11,133,197)	1,171,012	$15,669,716

Class B
Sales	240,993	$3,104,097	1,290,742	$17,223,346
Reinvestments	892,160	11,491,023	780,660	10,835,559
Redemptions	(1,897,261)	(24,701,014)	(3,158,638)	(43,643,536)

Net decrease	(764,108)	$(10,105,894)	(1,087,236)	$(15,584,631)

Class E
Sales	19,389	$255,931	143,756	$1,979,666
Reinvestments	66,963	875,875	58,415	823,070
Redemptions	(139,427)	(1,839,624)	(278,661)	(3,924,036)

Net decrease	(53,075)	$(707,818)	(76,490)	$(1,121,300)

Class G
Sales	421,369	$5,409,471	1,208,495	$16,281,035
Reinvestments	276,671	3,538,623	225,008	3,102,863
Redemptions	(616,657)	(7,972,203)	(1,145,821)	(15,737,414)

Net increase	81,383	$975,891	287,682	$3,646,484

Increase (decrease) derived from capital shares transactions		$(20,971,018)		$2,610,269

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.16		$14.55	$11.97	$12.14	$12.67	$13.83

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.38	0.35	0.34 (b)	0.34	0.45
Net realized and unrealized gain (loss)	1.46		(2.34)	2.60	(0.20)	(0.45)	(1.26)

Total income (loss) from investment operations	1.74		(1.96)	2.95	0.14	(0.11)	(0.81)

Less Distributions
Distributions from net investment income	(0.37)		(0.43)	(0.37)	(0.31)	(0.42)	(0.35)
Distributions from net realized capital gains	(0.10)		(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.47)		(0.43)	(0.37)	(0.31)	(0.42)	(0.35)

Net Asset Value, End of Period	$13.43		$12.16	$14.55	$11.97	$12.14	$12.67

Total Return (%) (c)	14.35	(d)	(13.91)	24.90	1.34	(1.09)	(6.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	(e)	0.38	0.37	0.38	0.40	0.40
Net ratio of expenses to average net assets (%) (f)	0.38	(e)	0.38	0.37	0.38	0.40	0.40
Ratio of net investment income to average net assets (%)	4.22	(e)	2.72	2.59	2.93 (b)	2.59	3.34
Portfolio turnover rate (%)	4	(d)	9	12	12	9	9
Net assets, end of period (in millions)	$539.1		$497.5	$578.2	$498.7	$464.9	$430.0

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.91		$14.25	$11.73	$11.91	$12.43	$13.58

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.34	0.31	0.31 (b)	0.30	0.42
Net realized and unrealized gain (loss)	1.42		(2.29)	2.54	(0.21)	(0.43)	(1.25)

Total income (loss) from investment operations	1.68		(1.95)	2.85	0.10	(0.13)	(0.83)

Less Distributions
Distributions from net investment income	(0.33)		(0.39)	(0.33)	(0.28)	(0.39)	(0.32)
Distributions from net realized capital gains	(0.10)		(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.43)		(0.39)	(0.33)	(0.28)	(0.39)	(0.32)

Net Asset Value, End of Period	$13.16		$11.91	$14.25	$11.73	$11.91	$12.43

Total Return (%) (c)	14.18	(d)	(14.08)	24.60	1.00	(1.28)	(6.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(e)	0.63	0.62	0.63	0.65	0.65
Net ratio of expenses to average net assets (%) (f)	0.63	(e)	0.63	0.62	0.63	0.65	0.65
Ratio of net investment income to average net assets (%)	3.98	(e)	2.49	2.36	2.69 (b)	2.37	3.14
Portfolio turnover rate (%)	4	(d)	9	12	12	9	9
Net assets, end of period (in millions)	$361.7		$336.3	$418.0	$390.7	$394.0	$405.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.09		$14.47	$11.90	$12.08	$12.60	$13.75

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.36	0.33	0.33 (b)	0.32	0.44
Net realized and unrealized gain (loss)	1.45		(2.34)	2.59	(0.22)	(0.44)	(1.26)

Total income (loss) from investment operations	1.72		(1.98)	2.92	0.11	(0.12)	(0.82)

Less Distributions
Distributions from net investment income	(0.34)		(0.40)	(0.35)	(0.29)	(0.40)	(0.33)
Distributions from net realized capital gains	(0.10)		(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.44)		(0.40)	(0.35)	(0.29)	(0.40)	(0.33)

Net Asset Value, End of Period	$13.37		$12.09	$14.47	$11.90	$12.08	$12.60

Total Return (%) (c)	14.33	(d)	(14.06)	24.78	1.08	(1.18)	(6.11)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(e)	0.53	0.52	0.53	0.55	0.55
Net ratio of expenses to average net assets (%) (f)	0.53	(e)	0.53	0.52	0.53	0.55	0.55
Ratio of net investment income to average net assets (%)	4.08	(e)	2.58	2.46	2.80 (b)	2.48	3.26
Portfolio turnover rate (%)	4	(d)	9	12	12	9	9
Net assets, end of period (in millions)	$27.2		$25.2	$31.3	$29.6	$31.3	$34.3

	Class G
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.83		$14.16	$11.66	$11.84	$12.36	$13.51

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.33	0.30	0.30 (b)	0.29	0.41
Net realized and unrealized gain (loss)	1.42		(2.27)	2.53	(0.20)	(0.42)	(1.25)

Total income (loss) from investment operations	1.67		(1.94)	2.83	0.10	(0.13)	(0.84)

Less Distributions
Distributions from net investment income	(0.33)		(0.39)	(0.33)	(0.28)	(0.39)	(0.31)
Distributions from net realized capital gains	(0.10)		(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.43)		(0.39)	(0.33)	(0.28)	(0.39)	(0.31)

Net Asset Value, End of Period	$13.07		$11.83	$14.16	$11.66	$11.84	$12.36

Total Return (%) (c)	14.15	(d)	(14.12)	24.54	0.97	(1.31)	(6.33)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(e)	0.68	0.67	0.68	0.70	0.70
Net ratio of expenses to average net assets (%) (f)	0.68	(e)	0.68	0.67	0.68	0.70	0.70
Ratio of net investment income to average net assets (%)	3.94	(e)	2.42	2.29	2.63 (b)	2.32	3.10
Portfolio turnover rate (%)	4	(d)	9	12	12	9	9
Net assets, end of period (in millions)	$112.1		$100.5	$116.3	$98.6	$93.1	$90.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $23,063,828. The value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(7,078,481)	$—	$—	$—	$(7,078,481)
Mutual Funds	(16,958,267)	—	—	—	(16,958,267)
Rights	(26,881)	—	—	—	(26,881)
Total	$(24,063,629)	$—	$—	$—	$(24,063,629)
Total Borrowings	$(24,063,629)	$—	$—	$—	$(24,063,629)
Gross amount of recognized liabilities for securities lending transactions					$(24,063,629)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2019 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$164,909

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2019:

Statement of Operations Location-Net Realized Gain (Loss)	Equity
Futures contracts	$1,190,235

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$369,600

For the six months ended June 30, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$13,091,983

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$37,773,288	$0	$69,333,847

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2019 were $1,524,893.

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2019 were $225,420.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$929,024,562

Gross unrealized appreciation	286,208,860
Gross unrealized depreciation	(154,253,178)

Net unrealized appreciation (depreciation)	$131,955,682

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$31,435,277	$28,625,989	$—	$—	$31,435,277	$28,625,989

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$26,231,044	$7,352,775	$23,990,742	$—	$57,574,561

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

During the year ended December 31, 2018, the Portfolio utilized capital loss carryforwards of $3,109,329.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B, E and G shares of the MetLife Russell 2000 Index Portfolio returned 17.08%, 16.92%, 16.94%, and 16.84%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 16.98%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2019, equity markets reacted favorably to progress in trade talks with China, a more dovish Federal Reserve, and the strength of corporate earnings. Companies that reported better than expected earnings included Goldman Sachs, American Express, IBM, and Procter & Gamble. Energy stocks rallied as crude prices climbed after Saudi Arabia formally implemented production constraints. Financial stocks were hurt by the yield curve inverting for the first time since 2007. Equity markets extended their rally as the U.S. and Mexico agreed on an immigration enforcement deal and on increasing expectations for easier monetary policy. Federal Reserve official comments stating that they expected to keep rates unchanged for the rest of the year reassured the markets. Equity markets also reacted favorably to optimism around the meeting between President Trump and China President Xi during the G20 summit. Factors that weighed on the equity markets included continued concerns about Brexit, geopolitical tensions between India and Pakistan, and the International Monetary Fund downgrading its global growth forecast to the lowest level since the financial crisis.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and decided to maintain the target range for the Federal Funds Rate at 2.25%—2.50%. The FOMC stated that the labor market remained strong and that economic activity was rising at a moderate rate. The FOMC also stated that job gains had been solid, and the unemployment rate had remained low.

All nine sectors comprising the Russell 2000 Index experienced positive returns for the first six months of 2019. Technology (13.5% beginning weight in the benchmark), up 22.7%, was the best-performing sector. Materials & Processing (6.1% beginning weight), up 21.2%; and Producer Durables (13.5% beginning weight), up 20.9%, were the next best-performing sectors. Consumer Staples (2.5% beginning weight), up 4.8%; and Energy (3.5% beginning weight), up 11.1%, were the worst performing sectors on a relative basis.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Array BioPharma, up 225.1%; Coupa Software, up 101.4%; and The Trade Desk, up 96.3%. The stocks with the largest negative impact were Stamps.com, down 70.9%; Cloudera, down 52.4%; and Green Dot, down 38.5%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, net asset value (NAV) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
MetLife Russell 2000 Index Portfolio
Class A	17.08	-3.12	7.16	13.48
Class B	16.92	-3.38	6.88	13.19
Class E	16.94	-3.26	6.99	13.31
Class G	16.84	-3.46	6.83	13.14
Russell 2000 Index	16.98	-3.31	7.06	13.45

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	1.8
Array BioPharma, Inc.	0.5
Haemonetics Corp.	0.3
Novocure, Ltd.	0.3
Deckers Outdoor Corp.	0.3
Science Applications International Corp.	0.2
EMCOR Group, Inc.	0.2
Portland General Electric Co.	0.2
Radian Group, Inc.	0.2
Southwest Gas Holdings, Inc.	0.2

Top Sectors

% of Net Assets
Financials	18.9
Health Care	16.7
Industrials	15.3
Information Technology	12.8
Consumer Discretionary	10.8
Real Estate	7.6
Energy	3.9
Materials	3.8
Utilities	3.7
Consumer Staples	2.7

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.31%	$1,000.00	$1,170.80	$1.67
	Hypothetical*	0.31%	$1,000.00	$1,023.26	$1.56

Class B (a)	Actual	0.56%	$1,000.00	$1,169.20	$3.01
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class E (a)	Actual	0.46%	$1,000.00	$1,169.40	$2.47
	Hypothetical*	0.46%	$1,000.00	$1,022.51	$2.31

Class G (a)	Actual	0.61%	$1,000.00	$1,168.40	$3.28
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—96.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
AAR Corp.	13,862	$509,983
Aerojet Rocketdyne Holdings, Inc. (a)	31,677	1,418,179
Aerovironment, Inc. (a)	8,967	509,057
Astronics Corp. (a)	10,382	417,564
Axon Enterprise, Inc. (a) (b)	26,651	1,711,261
Cubic Corp.	13,660	880,797
Ducommun, Inc. (a)	4,992	224,989
Kratos Defense & Security Solutions, Inc. (a)	39,769	910,312
Maxar Technologies, Inc. (a) (b)	25,232	197,314
Mercury Systems, Inc. (a)	23,662	1,664,622
Moog, Inc. - Class A	14,345	1,342,835
National Presto Industries, Inc.	2,572	239,942
Parsons Corp. (a)	9,774	360,270
Triumph Group, Inc.	22,400	512,960
Vectrus, Inc. (a)	5,647	229,042
Wesco Aircraft Holdings, Inc. (a)	26,069	289,366

		11,418,493

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	27,538	671,927
Atlas Air Worldwide Holdings, Inc. (a)	10,224	456,399
Echo Global Logistics, Inc. (a)	13,053	272,416
Forward Air Corp.	12,974	767,412
HUB Group, Inc. - Class A (a)	15,117	634,612
Radiant Logistics, Inc. (a)	18,863	115,819

		2,918,585

Airlines—0.5%
Allegiant Travel Co.	5,919	849,377
Hawaiian Holdings, Inc. (b)	22,400	614,432
SkyWest, Inc.	22,461	1,362,709
Spirit Airlines, Inc. (a)	29,877	1,426,029

		4,252,547

Auto Components—1.2%
Adient plc	39,298	953,763
American Axle & Manufacturing Holdings, Inc. (a)	51,196	653,261
Cooper Tire & Rubber Co. (b)	22,320	704,196
Cooper-Standard Holdings, Inc. (a)	7,342	336,410
Dana, Inc.	65,547	1,307,007
Dorman Products, Inc. (a) (b)	12,058	1,050,734
Fox Factory Holding Corp. (a) (b)	16,769	1,383,610
Gentherm, Inc. (a)	15,174	634,728
LCI Industries	10,785	970,650
Modine Manufacturing Co. (a)	23,187	331,806
Motorcar Parts of America, Inc. (a) (b)	8,000	171,280
Standard Motor Products, Inc.	9,638	436,987
Stoneridge, Inc. (a)	13,705	432,393
Tenneco, Inc. - Class A	22,605	250,689
Tower International, Inc.	10,455	203,873
Visteon Corp. (a)	12,720	745,138

		10,566,525

Automobiles—0.1%
Winnebago Industries, Inc.	14,967	578,475

Banks—9.3%
1st Source Corp.	7,645	354,728
ACNB Corp.	3,451	136,556
Allegiance Bancshares, Inc. (a)	9,094	303,194
Amalgamated Bank - Class A	7,087	123,668
Amerant Bancorp, Inc. (a)	11,564	227,926
American National Bankshares, Inc.	4,311	167,051
Ameris Bancorp	20,583	806,648
Ames National Corp.	4,321	117,099
Arrow Financial Corp.	6,358	220,813
Atlantic Capital Bancshares, Inc. (a)	10,440	178,733
Atlantic Union Bankshares Corp. (b)	36,287	1,282,020
Banc of California, Inc.	18,620	260,121
BancFirst Corp.	8,433	469,381
Bancorp, Inc. (The) (a)	25,747	229,663
BancorpSouth Bank	42,752	1,241,518
Bank First National Corp.	3,397	234,257
Bank of Marin Bancorp	6,398	262,446
Bank of NT Butterfield & Son, Ltd. (The)	25,989	882,586
Banner Corp.	14,787	800,716
Bar Harbor Bankshares	7,342	195,224
Baycom Corp. (a)	5,323	116,574
Berkshire Hills Bancorp, Inc.	21,074	661,513
Boston Private Financial Holdings, Inc.	40,232	485,600
Bridge Bancorp, Inc.	8,870	261,310
Brookline Bancorp, Inc.	36,642	563,554
Bryn Mawr Bank Corp.	9,382	350,136
Business First Bancshares, Inc.	5,338	135,852
Byline Bancorp, Inc. (a)	11,156	213,303
Cadence BanCorp	56,137	1,167,650
Cambridge Bancorp	2,103	171,395
Camden National Corp.	7,839	359,575
Capital City Bank Group, Inc.	5,769	143,360
Carolina Financial Corp.	8,963	314,512
Carter Bank & Trust (a)	12,904	254,854
Cathay General Bancorp	34,405	1,235,484
CBTX, Inc.	8,948	251,797
CenterState Bank Corp.	56,196	1,294,194
Central Pacific Financial Corp.	11,636	348,615
Central Valley Community Bancorp	5,828	125,127
Century Bancorp, Inc. - Class A	1,431	125,785
Chemical Financial Corp.	31,958	1,313,793
Citizens & Northern Corp.	6,716	176,832
City Holding Co. (b)	7,242	552,275
Civista Bancshares, Inc.	6,893	154,748
CNB Financial Corp.	6,782	191,524
Columbia Banking System, Inc.	32,810	1,187,066
Community Bank System, Inc. (b)	22,304	1,468,495
Community Trust Bancorp, Inc.	7,150	302,374
ConnectOne Bancorp, Inc.	13,860	314,068
Customers Bancorp, Inc. (a)	13,560	284,760
CVB Financial Corp.	59,614	1,253,682
Eagle Bancorp, Inc.	15,143	819,691
Enterprise Bancorp, Inc.	4,064	128,869
Enterprise Financial Services Corp.	10,782	448,531
Equity Bancshares, Inc. - Class A (a)	7,293	194,431
Farmers & Merchants Bancorp, Inc.	4,006	116,655
Farmers National Banc Corp.	13,414	198,930

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
FB Financial Corp.	7,970	$291,702
Fidelity Southern Corp.	10,827	335,312
Financial Institutions, Inc.	6,461	188,338
First BanCorp	94,227	1,040,266
First Bancorp	12,826	467,123
First Bancorp, Inc.	5,308	142,520
First Bancshares, Inc. (The)	7,872	238,836
First Busey Corp.	23,513	620,978
First Choice Bancorp	5,199	118,225
First Commonwealth Financial Corp.	45,936	618,758
First Community Bancshares, Inc.	8,470	285,947
First Financial Bancorp	43,646	1,057,106
First Financial Bankshares, Inc.	57,854	1,781,325
First Financial Corp. (b)	5,203	208,952
First Foundation, Inc.	17,720	238,157
First Interstate BancSystem, Inc. - Class A	16,939	670,954
First Merchants Corp.	24,818	940,602
First Mid Bancshares, Inc.	5,809	202,850
First Midwest Bancorp, Inc.	46,471	951,261
First of Long Island Corp. (The)	9,924	199,274
Flushing Financial Corp.	13,422	297,968
Franklin Financial Network, Inc.	8,386	233,634
Fulton Financial Corp.	73,744	1,207,189
FVCBankcorp, Inc. (a)	6,243	121,239
German American Bancorp, Inc.	10,138	305,357
Glacier Bancorp, Inc.	37,780	1,531,979
Great Southern Bancorp, Inc.	4,991	298,711
Great Western Bancorp, Inc.	26,273	938,472
Guaranty Bancshares, Inc.	3,924	122,233
Hancock Whitney Corp.	38,128	1,527,408
Hanmi Financial Corp.	15,681	349,216
HarborOne Bancorp, Inc. (a)	7,489	140,269
Heartland Financial USA, Inc.	14,828	663,256
Heritage Commerce Corp.	17,854	218,712
Heritage Financial Corp.	15,777	466,053
Hilltop Holdings, Inc.	32,755	696,699
Home BancShares, Inc. (b)	68,087	1,311,356
HomeTrust Bancshares, Inc.	8,531	214,469
Hope Bancorp, Inc.	53,525	737,575
Horizon Bancorp	17,556	286,865
Iberiabank Corp.	24,314	1,844,217
Independent Bank Corp.	11,863	258,495
Independent Bank Corp./Rockland Trust	15,538	1,183,219
Independent Bank Group, Inc.	16,279	894,694
International Bancshares Corp.	24,957	941,128
Investar Holding Corp.	4,829	115,172
Investors Bancorp, Inc. (b)	105,579	1,177,206
Lakeland Bancorp, Inc.	25,890	418,124
Lakeland Financial Corp. (b)	11,384	533,113
LCNB Corp.	6,388	121,372
LegacyTexas Financial Group, Inc.	21,060	857,353
Live Oak Bancshares, Inc. (b)	10,534	180,658
Macatawa Bank Corp.	14,416	147,908
Mercantile Bank Corp.	8,647	281,719
Metropolitan Bank Holding Corp. (a)	3,277	144,188
Midland States Bancorp, Inc. (b)	10,034	268,108
MidWestOne Financial Group, Inc.	5,585	156,157

Banks—(Continued)
National Bank Holdings Corp. - Class A	12,889	467,871
National Bankshares, Inc.	3,487	135,749
NBT Bancorp, Inc.	19,267	722,705
Nicolet Bankshares, Inc. (a)	4,410	273,685
Northrim BanCorp, Inc.	3,529	125,844
OFG Bancorp	22,996	546,615
Old Line Bancshares, Inc.	7,597	202,156
Old National Bancorp	77,233	1,281,295
Old Second Bancorp, Inc.	14,296	182,560
Opus Bank	8,631	182,200
Origin Bancorp, Inc.	9,030	297,990
Orrstown Financial Services, Inc.	5,287	116,261
Pacific Premier Bancorp, Inc.	27,601	852,319
Park National Corp.	5,741	570,598
Peapack Gladstone Financial Corp.	8,311	233,705
People’s Utah Bancorp	7,011	206,123
Peoples Bancorp, Inc.	8,443	272,371
Peoples Financial Services Corp.	3,673	165,248
Preferred Bank	6,573	310,574
QCR Holdings, Inc.	8,587	299,429
RBB Bancorp	6,720	129,965
Reliant Bancorp, Inc.	5,179	122,380
Renasant Corp.	25,588	919,633
Republic Bancorp, Inc. - Class A	5,421	269,695
S&T Bancorp, Inc. (b)	15,660	586,937
Sandy Spring Bancorp, Inc.	16,080	560,870
Seacoast Banking Corp. of Florida (a)	21,315	542,254
ServisFirst Bancshares, Inc. (b)	20,928	716,993
Sierra Bancorp	5,841	158,408
Simmons First National Corp. - Class A	41,478	964,778
SmartFinancial, Inc. (a)	5,821	126,257
South State Corp.	15,302	1,127,298
Southern First Bancshares, Inc. (a)	3,419	133,888
Southern National Bancorp of Virginia, Inc.	10,799	165,333
Southside Bancshares, Inc.	15,530	502,861
Spirit of Texas Bancshares, Inc. (a)	5,933	133,493
Stock Yards Bancorp, Inc.	10,633	384,383
Summit Financial Group, Inc.	5,705	153,179
Tompkins Financial Corp.	6,912	564,019
Towne Bank	30,317	827,048
TriCo Bancshares	11,734	443,545
TriState Capital Holdings, Inc. (a)	11,422	243,745
Triumph Bancorp, Inc. (a)	11,267	327,306
Trustmark Corp. (b)	28,210	937,982
UMB Financial Corp.	19,210	1,264,402
United Bankshares, Inc. (b)	43,338	1,607,406
United Community Banks, Inc.	34,521	985,920
Univest Corp. of Pennsylvania	12,133	318,613
Valley National Bancorp (b)	144,597	1,558,756
Veritex Holdings, Inc.	23,827	618,311
Washington Trust Bancorp, Inc.	6,986	364,529
WesBanco, Inc.	23,770	916,333
West Bancorp, Inc.	8,036	170,524
Westamerica Bancorp (b)	11,738	723,178

		84,986,759

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—0.3%
Boston Beer Co., Inc. (The) - Class A (a) (b)	3,688	$1,393,179
Coca-Cola Bottling Co. Consolidated	2,130	637,402
MGP Ingredients, Inc. (b)	6,119	405,751
National Beverage Corp. (b)	4,782	213,421
New Age Beverages Corp. (a)	35,984	167,685
Primo Water Corp. (a)	15,449	190,023

		3,007,461

Biotechnology—7.7%
ACADIA Pharmaceuticals, Inc. (a) (b)	49,671	1,327,706
Acceleron Pharma, Inc. (a)	21,647	889,259
Achillion Pharmaceuticals, Inc. (a)	67,562	181,066
Acorda Therapeutics, Inc. (a)	20,455	156,890
Adverum Biotechnologies, Inc. (a)	28,557	339,543
Agenus, Inc. (a) (b)	46,040	138,120
Aimmune Therapeutics, Inc. (a) (b)	20,346	423,604
Akebia Therapeutics, Inc. (a)	57,326	277,458
Albireo Pharma, Inc. (a)	4,713	151,947
Alder Biopharmaceuticals, Inc. (a) (b)	34,309	403,817
Allakos, Inc. (a) (b)	8,226	356,433
Allogene Therapeutics, Inc. (a) (b)	18,009	483,542
AMAG Pharmaceuticals, Inc. (a)	16,034	160,180
Amicus Therapeutics, Inc. (a)	104,035	1,298,357
AnaptysBio, Inc. (a)	11,271	635,910
Apellis Pharmaceuticals, Inc. (a)	22,295	564,955
Arcus Biosciences, Inc. (a)	15,645	124,378
Arena Pharmaceuticals, Inc. (a)	22,490	1,318,589
Arqule, Inc. (a)	43,816	482,414
Array BioPharma, Inc. (a) (b)	98,675	4,571,613
Arrowhead Pharmaceuticals, Inc. (a) (b)	40,960	1,085,440
Assembly Biosciences, Inc. (a)	9,765	131,730
Atara Biotherapeutics, Inc. (a)	18,837	378,812
Athenex, Inc. (a)	27,434	543,193
Audentes Therapeutics, Inc. (a)	19,977	756,329
Avid Bioservices, Inc. (a)	30,862	172,827
Avrobio, Inc. (a)	8,516	138,470
Beyondspring, Inc. (a)	7,261	172,086
BioCryst Pharmaceuticals, Inc. (a)	50,588	191,729
Biohaven Pharmaceutical Holding Co., Ltd. (a)	15,242	667,447
BioSpecifics Technologies Corp. (a)	3,035	181,220
Blueprint Medicines Corp. (a)	21,771	2,053,658
Cara Therapeutics, Inc. (a) (b)	15,682	337,163
CareDx, Inc. (a)	18,796	676,468
Catalyst Pharmaceuticals, Inc. (a) (b)	49,243	189,093
ChemoCentryx, Inc. (a)	20,706	192,566
Clovis Oncology, Inc. (a)	21,967	326,649
Coherus Biosciences, Inc. (a) (b)	28,406	627,773
Concert Pharmaceuticals, Inc. (a)	8,973	107,676
Corbus Pharmaceuticals Holdings, Inc. (a) (b)	37,040	256,687
Crinetics Pharmaceuticals, Inc. (a)	5,862	146,550
Cyclerion Therapeutics, Inc. (a)	12,605	144,327
Cytokinetics, Inc. (a)	26,348	296,415
CytomX Therapeutics, Inc. (a)	27,302	306,328
Deciphera Pharmaceuticals, Inc. (a)	7,563	170,546
Denali Therapeutics, Inc. (a) (b)	20,915	434,195
Dicerna Pharmaceuticals, Inc. (a)	27,787	437,645

Biotechnology—(Continued)
Dynavax Technologies Corp. (a) (b)	28,690	114,473
Eagle Pharmaceuticals, Inc. (a)	4,988	277,732
Editas Medicine, Inc. (a)	25,252	624,735
Eidos Therapeutics, Inc. (a) (b)	8,453	262,719
Eiger BioPharmaceuticals, Inc. (a)	12,632	133,899
Emergent BioSolutions, Inc. (a) (b)	20,011	966,731
Enanta Pharmaceuticals, Inc. (a)	7,598	641,119
Epizyme, Inc. (a)	36,222	454,586
Esperion Therapeutics, Inc. (a)	10,901	507,115
Fate Therapeutics, Inc. (a)	27,883	566,025
FibroGen, Inc. (a) (b)	34,740	1,569,553
Flexion Therapeutics, Inc. (a)	15,518	190,871
G1 Therapeutics, Inc. (a)	15,694	481,178
Genomic Health, Inc. (a)	12,302	715,607
Geron Corp. (a) (b)	90,242	127,241
Global Blood Therapeutics, Inc. (a) (b)	24,432	1,285,123
GlycoMimetics, Inc. (a)	16,635	198,289
Gossamer Bio, Inc. (a)	9,986	221,489
Gritstone Oncology, Inc. (a)	13,449	149,822
Halozyme Therapeutics, Inc. (a)	64,503	1,108,162
Heron Therapeutics, Inc. (a)	33,841	629,104
Homology Medicines, Inc. (a)	11,986	234,566
ImmunoGen, Inc. (a)	59,746	129,649
Immunomedics, Inc. (a) (b)	78,858	1,093,760
Inovio Pharmaceuticals, Inc. (a) (b)	36,297	106,713
Insmed, Inc. (a) (b)	37,016	947,610
Intellia Therapeutics, Inc. (a) (b)	15,741	257,680
Intercept Pharmaceuticals, Inc. (a) (b)	11,215	892,378
Intrexon Corp. (a)	32,766	250,988
Invitae Corp. (a)	39,306	923,691
Iovance Biotherapeutics, Inc. (a) (b)	51,593	1,265,060
Ironwood Pharmaceuticals, Inc. (a) (b)	69,963	765,395
Kadmon Holdings, Inc. (a) (b)	50,200	103,412
KalVista Pharmaceuticals, Inc. (a)	6,284	139,191
Karyopharm Therapeutics, Inc. (a)	29,466	176,501
Kindred Biosciences, Inc. (a)	25,159	209,574
Kodiak Sciences, Inc. (a)	12,588	147,280
Krystal Biotech, Inc. (a)	4,509	181,577
Kura Oncology, Inc. (a)	13,652	268,808
Lexicon Pharmaceuticals, Inc. (a) (b)	23,843	149,972
Ligand Pharmaceuticals, Inc. (a) (b)	9,331	1,065,134
MacroGenics, Inc. (a)	22,474	381,384
Madrigal Pharmaceuticals, Inc. (a) (b)	3,687	386,434
Magenta Therapeutics, Inc. (a)	10,252	151,217
Medicines Co. (The) (a) (b)	32,038	1,168,426
MediciNova, Inc. (a) (b)	18,638	179,484
MeiraGTx Holdings plc (a)	6,528	175,473
Mirati Therapeutics, Inc. (a)	11,239	1,157,617
Momenta Pharmaceuticals, Inc. (a)	43,796	545,260
Myriad Genetics, Inc. (a)	31,814	883,793
Natera, Inc. (a)	25,555	704,807
Opko Health, Inc. (a) (b)	146,687	357,916
Palatin Technologies, Inc. (a)	111,389	129,211
PDL BioPharma, Inc. (a)	76,001	238,643
Portola Pharmaceuticals, Inc. (a) (b)	29,932	812,055
Principia Biopharma, Inc. (a)	6,642	220,448
Progenics Pharmaceuticals, Inc. (a)	41,699	257,283

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Prothena Corp. plc (a)	18,324	$193,685
PTC Therapeutics, Inc. (a)	25,792	1,160,640
Puma Biotechnology, Inc. (a)	13,791	175,284
Ra Pharmaceuticals, Inc. (a)	14,651	440,556
Radius Health, Inc. (a)	20,884	508,734
REGENXBIO, Inc. (a) (b)	15,197	780,670
Repligen Corp. (a) (b)	21,176	1,820,077
Retrophin, Inc. (a)	18,842	378,536
Rhythm Pharmaceuticals, Inc. (a) (b)	11,256	247,632
Rigel Pharmaceuticals, Inc. (a)	107,211	279,821
Rocket Pharmaceuticals, Inc. (a)	14,674	220,110
Rubius Therapeutics, Inc. (a) (b)	16,410	258,129
Sangamo Therapeutics, Inc. (a) (b)	52,928	570,035
Scholar Rock Holding Corp. (a)	7,968	126,372
Sorrento Therapeutics, Inc. (a) (b)	58,803	157,004
Spark Therapeutics, Inc. (a)	15,381	1,574,707
Spectrum Pharmaceuticals, Inc. (a)	51,934	447,152
Stemline Therapeutics, Inc. (a)	18,471	282,976
Syros Pharmaceuticals, Inc. (a)	18,369	170,097
TG Therapeutics, Inc. (a) (b)	37,719	326,269
Translate Bio, Inc. (a)	16,186	204,429
Turning Point Therapeutics, Inc. (a)	4,396	178,917
Twist Bioscience Corp. (a)	10,242	297,120
Ultragenyx Pharmaceutical, Inc. (a) (b)	24,462	1,553,337
UNITY Biotechnology, Inc. (a)	14,710	139,745
UroGen Pharma, Ltd. (a)	9,990	359,041
Vanda Pharmaceuticals, Inc. (a)	24,336	342,894
Veracyte, Inc. (a)	21,446	611,425
Vericel Corp. (a) (b)	18,632	351,958
Viking Therapeutics, Inc. (a) (b)	28,602	237,397
Voyager Therapeutics, Inc. (a)	10,649	289,866
Xencor, Inc. (a)	21,420	876,721
Y-mAbs Therapeutics, Inc. (a)	10,071	230,324
ZIOPHARM Oncology, Inc. (a) (b)	74,990	437,192

		69,921,618

Building Products—1.4%
AAON, Inc. (b)	18,290	917,792
Advanced Drainage Systems, Inc.	16,264	533,297
American Woodmark Corp. (a)	6,699	566,869
Apogee Enterprises, Inc.	11,475	498,474
Builders FirstSource, Inc. (a)	50,475	851,009
Caesarstone, Ltd.	11,687	175,656
Continental Building Products, Inc. (a)	17,313	460,006
Cornerstone Building Brands, Inc. (a)	19,586	114,186
CSW Industrials, Inc.	7,377	502,743
Gibraltar Industries, Inc. (a)	14,856	599,588
Griffon Corp.	14,438	244,291
Insteel Industries, Inc.	9,004	187,463
JELD-WEN Holding, Inc. (a)	31,537	669,531
Masonite International Corp. (a)	10,341	544,764
Patrick Industries, Inc. (a)	10,680	525,349
PGT Innovations, Inc. (a)	25,605	428,116
Quanex Building Products Corp.	17,697	334,296
Simpson Manufacturing Co., Inc. (b)	19,882	1,321,358
Trex Co., Inc. (a)	25,565	1,833,010

Building Products—(Continued)
Universal Forest Products, Inc.	25,733	979,398

		12,287,196

Capital Markets—1.4%
Ares Management Corp. - Class A	30,552	799,546
Arlington Asset Investment Corp. - Class A (b)	18,418	126,716
Artisan Partners Asset Management, Inc. - Class A	24,539	675,313
B. Riley Financial, Inc. (b)	10,620	221,533
Blucora, Inc. (a)	20,338	617,665
BrightSphere Investment Group plc	35,717	407,531
Cohen & Steers, Inc.	9,693	498,608
Cowen Group, Inc. - Class A (a) (b)	13,196	226,839
Diamond Hill Investment Group, Inc.	1,546	219,099
Donnelley Financial Solutions, Inc. (a)	16,100	214,774
Federated Investors, Inc. - Class B (b)	42,995	1,397,338
Focus Financial Partners, Inc. - Class A (a)	13,966	381,411
Greenhill & Co., Inc.	10,011	136,050
Hamilton Lane, Inc. - Class A	9,898	564,780
Houlihan Lokey, Inc.	15,059	670,577
International FCStone, Inc. (a)	7,668	303,576
Ladenburg Thalmann Financial Services, Inc.	50,140	171,980
Moelis & Co. - Class A	22,908	800,635
Och-Ziff Capital Management Group, Inc. - Class A	10,067	231,138
Oppenheimer Holdings, Inc. - Class A	4,998	136,046
Piper Jaffray Cos.	7,063	524,569
PJT Partners, Inc. - Class A	10,648	431,457
Safeguard Scientifics, Inc. (a)	10,000	120,700
Stifel Financial Corp.	30,592	1,806,764
Virtus Investment Partners, Inc.	3,239	347,869
Waddell & Reed Financial, Inc. - Class A (b)	33,654	561,012
Westwood Holdings Group, Inc.	3,235	113,872
WisdomTree Investments, Inc.	61,432	379,035

		13,086,433

Chemicals—1.9%
AdvanSix, Inc. (a)	14,472	353,551
American Vanguard Corp.	14,887	229,409
Balchem Corp.	14,283	1,427,871
Chase Corp.	3,533	380,292
Ferro Corp. (a)	33,662	531,860
FutureFuel Corp.	10,195	119,180
GCP Applied Technologies, Inc. (a)	24,276	549,609
Hawkins, Inc.	4,778	207,413
HB Fuller Co.	22,649	1,050,914
Ingevity Corp. (a)	18,263	1,920,720
Innophos Holdings, Inc.	9,207	268,016
Innospec, Inc.	10,583	965,593
Intrepid Potash, Inc. (a)	46,261	155,437
Koppers Holdings, Inc. (a)	10,265	301,380
Kraton Corp. (a)	14,021	435,632
Kronos Worldwide, Inc.	11,199	171,569
Livent Corp. (a)	63,109	436,714
Minerals Technologies, Inc.	15,449	826,676
OMNOVA Solutions, Inc. (a)	21,500	133,945
Orion Engineered Carbons S.A.	26,715	571,968
PolyOne Corp.	34,248	1,075,045

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
PQ Group Holdings, Inc. (a)	14,392	$228,113
Quaker Chemical Corp.	5,838	1,184,413
Rayonier Advanced Materials, Inc. (b)	22,944	148,907
Sensient Technologies Corp. (b)	18,800	1,381,424
Stepan Co.	9,222	847,594
Tredegar Corp.	13,367	222,159
Trinseo S.A.	17,985	761,485
Tronox Holding Plc - Class A (a) (b)	43,198	552,070

		17,438,959

Commercial Services & Supplies—2.6%
ABM Industries, Inc.	29,625	1,185,000
ACCO Brands Corp.	48,975	385,433
Advanced Disposal Services, Inc. (a)	32,374	1,033,054
Brady Corp. - Class A	21,723	1,071,378
BrightView Holdings, Inc. (a)	13,796	258,123
Brink’s Co. (The)	22,134	1,796,838
Casella Waste Systems, Inc. - Class A (a)	19,066	755,586
Ceco Environmental Corp. (a) (b)	14,832	142,239
Cimpress NV (a)	9,833	893,721
Covanta Holding Corp.	53,904	965,421
Deluxe Corp.	19,398	788,723
Ennis, Inc.	14,336	294,175
Healthcare Services Group, Inc.	32,315	979,791
Heritage-Crystal Clean, Inc. (a)	7,474	196,641
Herman Miller, Inc.	26,222	1,172,123
HNI Corp.	18,317	648,056
Interface, Inc.	27,071	414,998
Kimball International, Inc. - Class B	16,738	291,743
Knoll, Inc.	22,127	508,478
Matthews International Corp. - Class A	14,349	500,063
McGrath RentCorp	10,515	653,507
Mobile Mini, Inc.	20,245	616,055
MSA Safety, Inc. (b)	15,663	1,650,724
Multi-Color Corp.	6,168	308,215
Pitney Bowes, Inc. (b)	83,241	356,272
Quad/Graphics, Inc. (b)	13,076	103,431
SP Plus Corp. (a)	10,567	337,404
Steelcase, Inc. - Class A	39,276	671,620
Team, Inc. (a) (b)	14,183	217,284
Tetra Tech, Inc. (c)	24,133	1,895,647
U.S. Ecology, Inc.	10,067	599,389
UniFirst Corp.	6,732	1,269,453
Viad Corp.	8,932	591,656
VSE Corp.	4,190	120,211

		23,672,452

Communications Equipment—1.1%
Acacia Communications, Inc. (a)	16,734	789,175
ADTRAN, Inc.	24,190	368,898
CalAmp Corp. (a)	14,239	166,312
Calix, Inc. (a)	21,486	140,948
Comtech Telecommunications Corp.	11,475	322,562
Digi International, Inc. (a)	12,500	158,500
Extreme Networks, Inc. (a)	50,414	326,179
Finisar Corp. (a)	52,335	1,196,901

Communications Equipment—(Continued)
Harmonic, Inc. (a)	38,803	215,357
Infinera Corp. (a) (b)	99,419	289,309
InterDigital, Inc.	14,704	946,938
Lumentum Holdings, Inc. (a) (b)	33,894	1,810,279
NETGEAR, Inc. (a) (b)	13,343	337,444
NetScout Systems, Inc. (a)	32,759	831,751
Plantronics, Inc. (b)	14,059	520,745
Ribbon Communications, Inc. (a)	25,862	126,465
Viavi Solutions, Inc. (a)	100,089	1,330,183

		9,877,946

Construction & Engineering—1.1%
Aegion Corp. (a)	15,075	277,380
Ameresco, Inc. - Class A (a)	9,620	141,703
Arcosa, Inc.	22,107	831,886
Argan, Inc.	6,140	249,038
Comfort Systems USA, Inc.	16,446	838,582
Dycom Industries, Inc. (a) (b)	13,476	793,332
EMCOR Group, Inc.	25,321	2,230,780
Granite Construction, Inc. (b)	20,910	1,007,444
Great Lakes Dredge & Dock Corp. (a)	27,775	306,636
MasTec, Inc. (a) (b)	26,785	1,380,231
MYR Group, Inc. (a)	6,874	256,744
Northwest Pipe Co. (a)	4,538	116,990
NV5 Global, Inc. (a) (b)	4,636	377,370
Primoris Services Corp.	22,543	471,825
Sterling Construction Co., Inc. (a)	13,246	177,761
Tutor Perini Corp. (a)	19,192	266,193
Willscot Corp. (a)	23,553	354,237

		10,078,132

Construction Materials—0.2%
Summit Materials, Inc. - Class A (a) (b)	51,305	987,621
U.S. Concrete, Inc. (a) (b)	7,217	358,613

		1,346,234

Consumer Finance—0.7%
Encore Capital Group, Inc. (a) (b)	14,109	477,872
Enova International, Inc. (a)	15,391	354,763
EZCORP, Inc. - Class A (a) (b)	25,543	241,892
FirstCash, Inc. (b)	18,830	1,883,377
Green Dot Corp. - Class A (a)	21,516	1,052,132
LendingClub Corp. (a)	142,833	468,492
Nelnet, Inc. - Class A	9,125	540,382
PRA Group, Inc. (a) (b)	19,388	545,578
Regional Management Corp. (a)	5,496	144,930
World Acceptance Corp. (a)	2,848	467,385

		6,176,803

Containers & Packaging—0.1%
Greif, Inc. - Class A	12,112	394,246
Greif, Inc. - Class B	2,277	99,391
Myers Industries, Inc.	14,676	282,806
UFP Technologies, Inc. (a)	3,225	134,192

		910,635

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.1%
Core-Mark Holding Co., Inc.	21,704	$862,083
Funko, Inc. - Class A (a) (b)	8,122	196,715

		1,058,798

Diversified Consumer Services—1.0%
Adtalem Global Education, Inc. (a)	25,502	1,148,865
American Public Education, Inc. (a)	9,670	286,039
Career Education Corp. (a)	31,150	594,031
Carriage Services, Inc.	7,506	142,689
Chegg, Inc. (a) (b)	51,522	1,988,234
Houghton Mifflin Harcourt Co. (a)	46,134	265,732
K12, Inc. (a)	17,337	527,218
Laureate Education, Inc. - Class A (a)	41,832	657,181
OneSpaWorld Holdings, Ltd. (a)	23,696	367,288
Regis Corp. (a)	12,930	214,638
Select Interior Concepts, Inc. - Class A (a)	14,639	170,544
Sotheby’s (a)	15,040	874,275
Strategic Education, Inc.	9,482	1,687,796
Weight Watchers International, Inc. (a)	21,424	409,198

		9,333,728

Diversified Financial Services—0.2%
Banco Latinoamericano de Comercio Exterior S.A. - Class E	14,005	291,724
Cannae Holdings, Inc. (a)	30,326	878,848
FGL Holdings	61,920	520,128
On Deck Capital, Inc. (a)	25,436	105,559

		1,796,259

Diversified Telecommunication Services—0.6%
ATN International, Inc.	4,754	274,448
Bandwidth, Inc. - Class A (a)	7,867	590,182
Cincinnati Bell, Inc. (a)	19,517	96,609
Cogent Communications Holdings, Inc.	18,789	1,115,315
Consolidated Communications Holdings, Inc. (b)	32,698	161,201
Intelsat S.A. (a)	30,401	591,300
Iridium Communications, Inc. (a)	44,054	1,024,696
ORBCOMM, Inc. (a) (b)	31,662	229,550
Pareteum Corp. (a)	51,778	135,141
pdvWireless, Inc. (a)	4,481	210,607
Vonage Holdings Corp. (a)	101,210	1,146,709

		5,575,758

Electric Utilities—1.0%
ALLETE, Inc.	23,045	1,917,575
El Paso Electric Co.	18,142	1,186,487
MGE Energy, Inc.	15,960	1,166,357
Otter Tail Corp.	18,035	952,428
PNM Resources, Inc.	36,320	1,849,051
Portland General Electric Co.	39,866	2,159,541

		9,231,439

Electrical Equipment—0.9%
Allied Motion Technologies, Inc.	3,283	124,426
Atkore International Group, Inc. (a)	20,832	538,924
AZZ, Inc.	11,705	538,664

Electrical Equipment—(Continued)
Bloom Energy Corp. - Class A (a)	29,195	358,223
Encore Wire Corp.	9,176	537,530
EnerSys	18,778	1,286,293
Enphase Energy, Inc. (a)	41,498	756,508
Generac Holdings, Inc. (a)	26,660	1,850,471
Plug Power, Inc. (a) (b)	104,473	235,064
Powell Industries, Inc.	4,404	167,352
Sunrun, Inc. (a) (b)	50,041	938,769
Thermon Group Holdings, Inc. (a)	15,847	406,476
TPI Composites, Inc. (a) (b)	13,727	339,331
Vicor Corp. (a)	7,027	218,188
Vivint Solar, Inc. (a)	22,579	164,827

		8,461,046

Electronic Equipment, Instruments & Components—2.4%
Anixter International, Inc. (a)	13,604	812,295
Arlo Technologies, Inc. (a)	26,422	105,952
AVX Corp.	21,871	363,059
Badger Meter, Inc.	12,590	751,497
Belden, Inc. (b)	17,022	1,014,001
Benchmark Electronics, Inc.	20,690	519,733
Control4 Corp. (a)	10,604	251,845
CTS Corp.	15,701	433,034
Daktronics, Inc.	17,820	109,949
ePlus, Inc. (a)	6,246	430,599
Fabrinet (a)	16,270	808,131
FARO Technologies, Inc. (a)	7,841	412,280
Fitbit, Inc. - Class A (a) (b)	94,378	415,263
II-VI, Inc. (a) (b)	28,216	1,031,577
Insight Enterprises, Inc. (a) (c)	15,396	896,047
Itron, Inc. (a)	14,816	927,037
KEMET Corp.	25,798	485,260
Kimball Electronics, Inc. (a)	11,468	186,240
Knowles Corp. (a)	40,362	739,028
Mesa Laboratories, Inc.	1,474	360,157
Methode Electronics, Inc.	15,351	438,578
MTS Systems Corp.	7,482	437,921
Napco Security Technologies, Inc. (a)	5,652	167,751
nLight, Inc. (a) (b)	14,866	285,427
Novanta, Inc. (a)	14,945	1,409,314
OSI Systems, Inc. (a)	7,093	798,885
PAR Technology Corp. (a) (b)	5,391	152,026
Park Electrochemical Corp.	10,569	176,397
PC Connection, Inc.	5,366	187,703
PCM, Inc. (a)	4,473	156,734
Plexus Corp. (a) (c)	13,647	796,575
Rogers Corp. (a)	8,166	1,409,288
Sanmina Corp. (a)	30,166	913,427
ScanSource, Inc. (a)	12,162	395,995
Tech Data Corp. (a) (b)	16,409	1,716,381
TTM Technologies, Inc. (a) (b)	43,439	443,078
Vishay Intertechnology, Inc. (b)	62,153	1,026,768
Vishay Precision Group, Inc. (a)	5,267	213,998

		22,179,230

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—1.3%
Archrock, Inc.	63,856	$676,874
C&J Energy Services, Inc. (a)	30,083	354,378
Cactus, Inc. - Class A (a)	21,510	712,411
Diamond Offshore Drilling, Inc. (a) (b)	27,291	242,071
DMC Global, Inc.	7,160	453,586
Dril-Quip, Inc. (a) (b)	15,999	767,952
Exterran Corp. (a)	14,849	211,153
Forum Energy Technologies, Inc. (a)	38,569	131,906
Frank’s International NV (a)	51,512	281,256
Helix Energy Solutions Group, Inc. (a)	67,569	583,121
Keane Group, Inc. (a)	25,842	173,658
KLX Energy Services Holdings, Inc. (a)	9,171	187,364
Liberty Oilfield Services, Inc. - Class A (b)	20,373	329,635
Matrix Service Co. (a)	14,196	287,611
McDermott International, Inc. (a)	78,718	760,416
Nabors Industries, Ltd.	164,491	477,024
Newpark Resources, Inc. (a)	41,815	310,267
Nine Energy Service, Inc. (a)	7,202	124,811
Noble Corp. plc (a)	121,320	226,868
Oceaneering International, Inc. (a)	45,596	929,702
Oil States International, Inc. (a)	27,605	505,172
Pacific Drilling S.A. (a)	15,067	189,844
ProPetro Holding Corp. (a)	36,472	754,970
RPC, Inc.	29,038	209,364
SEACOR Holdings, Inc. (a)	7,977	378,987
SEACOR Marine Holdings, Inc. (a)	10,207	152,697
Seadrill, Ltd. (a)	39,554	164,545
Select Energy Services, Inc. - Class A (a)	28,192	327,309
Solaris Oilfield Infrastructure, Inc. - Class A (b)	13,032	195,219
Tidewater, Inc. (a)	17,119	401,954
U.S. Silica Holdings, Inc. (b)	34,136	436,599
Unit Corp. (a)	24,655	219,183

		12,157,907

Entertainment—0.2%
AMC Entertainment Holdings, Inc. - Class A (b)	25,675	239,548
Glu Mobile, Inc. (a)	50,565	363,057
IMAX Corp. (a)	23,016	464,923
Liberty Braves Group - Class A (a)	5,080	141,224
Liberty Braves Group - Class C (a)	16,010	447,799
Marcus Corp. (The)	9,550	314,768
Rosetta Stone, Inc. (a)	9,843	225,208

		2,196,527

Equity Real Estate Investment Trusts—6.9%
Acadia Realty Trust	36,489	998,704
Agree Realty Corp.	16,833	1,078,154
Alexander & Baldwin, Inc.	29,617	684,153
Alexander’s, Inc.	1,029	381,039
American Assets Trust, Inc.	20,868	983,300
American Finance Trust, Inc.	52,412	571,291
Armada Hoffler Properties, Inc.	23,985	396,952
Ashford Hospitality Trust, Inc.	36,619	108,758
Bluerock Residential Growth REIT, Inc.	11,894	139,755
Braemar Hotels & Resorts, Inc.	14,521	143,758
CareTrust REIT, Inc.	42,777	1,017,237

Equity Real Estate Investment Trusts—(Continued)
CatchMark Timber Trust, Inc. - Class A	23,620	246,829
Cedar Realty Trust, Inc.	37,954	100,578
Chatham Lodging Trust	19,109	360,587
Chesapeake Lodging Trust	26,901	764,526
City Office REIT, Inc.	22,835	273,792
Community Healthcare Trust, Inc.	8,337	328,561
CoreCivic, Inc.	53,294	1,106,383
CorEnergy Infrastructure Trust, Inc. (b)	5,980	237,167
Corepoint Lodging, Inc.	18,376	227,679
DiamondRock Hospitality Co.	92,371	955,116
Easterly Government Properties, Inc.	31,012	561,627
EastGroup Properties, Inc.	16,143	1,872,265
First Industrial Realty Trust, Inc.	56,020	2,058,175
Four Corners Property Trust, Inc.	29,818	814,926
Franklin Street Properties Corp.	48,177	355,546
Front Yard Residential Corp.	23,934	292,474
Geo Group, Inc. (The)	53,292	1,119,665
Getty Realty Corp.	15,262	469,459
Gladstone Commercial Corp.	13,243	281,016
Global Medical REIT, Inc.	15,177	159,359
Global Net Lease, Inc.	38,058	746,698
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	29,807	839,961
Healthcare Realty Trust, Inc. (b)	56,907	1,782,327
Hersha Hospitality Trust	16,071	265,814
Independence Realty Trust, Inc.	39,339	455,152
Industrial Logistics Properties Trust	27,724	577,214
Innovative Industrial Properties, Inc. (b)	4,310	532,544
Investors Real Estate Trust	5,565	326,499
iStar, Inc.	31,393	389,901
Jernigan Capital, Inc.	8,813	180,667
Kite Realty Group Trust	38,990	589,919
Lexington Realty Trust	102,743	966,812
LTC Properties, Inc. (b)	17,896	817,131
Mack-Cali Realty Corp.	40,676	947,344
Monmouth Real Estate Investment Corp.	38,893	527,000
National Health Investors, Inc.	19,276	1,504,106
National Storage Affiliates Trust	25,366	734,092
New Senior Investment Group, Inc.	35,722	240,052
NexPoint Residential Trust, Inc.	9,154	378,976
NorthStar Realty Europe Corp.	22,208	364,877
Office Properties Income Trust	20,820	546,941
One Liberty Properties, Inc.	6,290	182,158
Pebblebrook Hotel Trust (b)	57,895	1,631,481
Pennsylvania Real Estate Investment Trust (b)	32,570	211,705
Physicians Realty Trust	82,777	1,443,631
Piedmont Office Realty Trust, Inc. - Class A	58,798	1,171,844
PotlatchDeltic Corp.	29,869	1,164,294
Preferred Apartment Communities, Inc. - Class A	18,839	281,643
PS Business Parks, Inc.	8,900	1,499,917
QTS Realty Trust, Inc. - Class A	24,478	1,130,394
Retail Opportunity Investments Corp.	50,605	866,864
Retail Value, Inc.	7,066	245,897
Rexford Industrial Realty, Inc.	46,168	1,863,802
RLJ Lodging Trust	77,648	1,377,476
RPT Realty (b)	37,976	459,889
Ryman Hospitality Properties, Inc.	20,428	1,656,507
Sabra Health Care REIT, Inc.	79,701	1,569,313

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Saul Centers, Inc.	5,405	$303,383
Senior Housing Properties Trust	106,329	879,341
Seritage Growth Properties - Class A (b)	15,000	644,400
Spirit MTA REIT	21,163	176,499
STAG Industrial, Inc.	56,280	1,701,907
Summit Hotel Properties, Inc. (b)	48,101	551,718
Sunstone Hotel Investors, Inc.	101,786	1,395,486
Tanger Factory Outlet Centers, Inc. (b)	42,302	685,715
Terreno Realty Corp.	27,731	1,359,928
UMH Properties, Inc.	14,825	183,978
Uniti Group, Inc.	83,269	791,056
Universal Health Realty Income Trust	6,109	518,837
Urban Edge Properties	50,231	870,503
Urstadt Biddle Properties, Inc. - Class A	13,207	277,347
Washington Prime Group, Inc. (b)	85,471	326,499
Washington Real Estate Investment Trust	34,947	934,133
Whitestone REIT	18,215	231,148
Xenia Hotels & Resorts, Inc.	49,824	1,038,830

		62,430,381

Food & Staples Retailing—0.6%
Andersons, Inc. (The)	13,251	360,957
BJ’s Wholesale Club Holdings, Inc. (a)	50,539	1,334,230
Chefs’ Warehouse, Inc. (The) (a)	11,175	391,907
HF Foods Group, Inc.	5,004	174,189
Ingles Markets, Inc. - Class A	6,173	192,165
Performance Food Group Co. (a)	45,579	1,824,527
Pricesmart, Inc.	10,206	521,731
Rite Aid Corp. (a) (b)	23,960	191,920
SpartanNash Co.	16,917	197,421
United Natural Foods, Inc. (a) (b)	23,843	213,872
Village Super Market, Inc. - Class A	4,043	107,180
Weis Markets, Inc. (b)	4,490	163,481

		5,673,580

Food Products—1.1%
B&G Foods, Inc. (b)	30,133	626,766
Cal-Maine Foods, Inc.	14,364	599,266
Calavo Growers, Inc. (b)	7,353	711,329
Darling Ingredients, Inc. (a)	72,905	1,450,080
Fresh Del Monte Produce, Inc.	13,189	355,444
Freshpet, Inc. (a)	14,079	640,735
Hostess Brands, Inc. (a) (b)	45,622	658,782
J&J Snack Foods Corp.	6,582	1,059,373
John B Sanfilippo & Son, Inc.	4,150	330,714
Lancaster Colony Corp.	8,191	1,217,183
Landec Corp. (a)	14,010	131,274
Limoneira Co.	6,209	123,807
Sanderson Farms, Inc.	9,331	1,274,241
Simply Good Foods Co. (The) (a)	32,020	771,042
Tootsie Roll Industries, Inc. (b)	9,232	340,938

		10,290,974

Gas Utilities—1.2%
Chesapeake Utilities Corp.	6,975	662,764
New Jersey Resources Corp.	38,723	1,927,244

Gas Utilities—(Continued)
Northwest Natural Holding Co.	13,257	921,361
ONE Gas, Inc.	23,206	2,095,502
South Jersey Industries, Inc. (b)	42,977	1,449,614
Southwest Gas Holdings, Inc.	23,706	2,124,532
Spire, Inc.	22,104	1,854,968

		11,035,985

Health Care Equipment & Supplies—3.7%
Accuray, Inc. (a)	42,251	163,511
AngioDynamics, Inc. (a)	17,852	351,506
Anika Therapeutics, Inc. (a) (b)	7,087	287,874
Antares Pharma, Inc. (a) (b)	69,581	228,922
AtriCure, Inc. (a)	16,270	485,497
Atrion Corp.	618	526,993
Avanos Medical, Inc. (a)	20,898	911,362
AxoGen, Inc. (a) (b)	15,476	306,425
Axonics Modulation Technologies, Inc. (a)	7,468	305,964
Cardiovascular Systems, Inc. (a)	14,951	641,846
Cerus Corp. (a)	58,326	327,792
ConforMIS, Inc. (a)	34,100	148,676
CONMED Corp.	12,287	1,051,399
Corindus Vascular Robotics, Inc. (a)	48,676	145,054
CryoLife, Inc. (a)	17,220	515,395
CryoPort, Inc. (a)	12,188	223,284
Cutera, Inc. (a)	6,744	140,140
GenMark Diagnostics, Inc. (a)	26,350	171,012
Glaukos Corp. (a)	16,708	1,259,783
Globus Medical, Inc. - Class A (a)	34,064	1,440,907
Haemonetics Corp. (a)	22,809	2,744,835
Heska Corp. (a) (b)	3,277	279,102
Inogen, Inc. (a)	8,423	562,319
Integer Holdings Corp. (a)	14,604	1,225,568
iRhythm Technologies, Inc. (a) (b)	11,010	870,671
Lantheus Holdings, Inc. (a)	18,267	516,956
LeMaitre Vascular, Inc.	7,651	214,075
LivaNova plc (a)	21,333	1,535,123
Meridian Bioscience, Inc.	22,552	267,918
Merit Medical Systems, Inc. (a)	23,561	1,403,293
Natus Medical, Inc. (a)	15,157	389,383
Neogen Corp. (a)	22,983	1,427,474
Nevro Corp. (a) (b)	13,030	844,735
Novocure, Ltd. (a) (b)	37,723	2,385,225
NuVasive, Inc. (a)	23,298	1,363,865
OraSure Technologies, Inc. (a)	28,446	263,979
Orthofix Medical, Inc. (a)	9,382	496,120
OrthoPediatrics Corp. (a)	3,676	143,364
Quidel Corp. (a)	16,013	949,891
RTI Surgical, Inc. (a)	30,074	127,815
Shockwave Medical, Inc. (a)	3,953	225,677
SI-BONE, Inc. (a)	8,386	170,571
Silk Road Medical, Inc. (a)	4,297	208,233
STAAR Surgical Co. (a)	19,419	570,530
SurModics, Inc. (a)	6,159	265,884
Tactile Systems Technology, Inc. (a)	8,238	468,907
Tandem Diabetes Care, Inc. (a)	24,834	1,602,290
TransEnterix, Inc. (a) (b)	73,037	99,330

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Utah Medical Products, Inc.	2,002	$191,591
Varex Imaging Corp. (a)	17,885	548,175
ViewRay, Inc. (a)	33,439	294,598
Wright Medical Group NV (a) (b)	55,761	1,662,793

		33,953,632

Health Care Providers & Services—2.0%
Addus HomeCare Corp. (a)	4,979	373,176
Amedisys, Inc. (a)	14,021	1,702,290
AMN Healthcare Services, Inc. (a) (b)	21,592	1,171,366
BioScrip, Inc. (a)	62,422	162,297
BioTelemetry, Inc. (a)	15,132	728,606
Brookdale Senior Living, Inc. (a)	86,808	625,886
Community Health Systems, Inc. (a) (b)	43,641	116,521
Corvel Corp. (a)	4,267	371,272
Cross Country Healthcare, Inc. (a)	16,495	154,723
Diplomat Pharmacy, Inc. (a) (b)	26,141	159,199
Ensign Group, Inc. (The)	22,721	1,293,279
Hanger, Inc. (a)	17,297	331,238
HealthEquity, Inc. (a)	27,412	1,792,745
Joint Corp. (The) (a)	7,132	129,802
LHC Group, Inc. (a)	13,467	1,610,384
Magellan Health, Inc. (a)	11,100	823,953
National Healthcare Corp.	5,246	425,713
National Research Corp.	6,681	384,759
Patterson Cos., Inc. (b)	37,980	869,742
PetIQ, Inc. (a) (b)	10,773	355,078
Providence Service Corp. (The) (a)	5,978	342,779
R1 RCM, Inc. (a)	47,026	591,587
RadNet, Inc. (a)	21,044	290,197
Select Medical Holdings Corp. (a)	53,489	848,870
Tenet Healthcare Corp. (a) (b)	46,518	961,062
Tivity Health, Inc. (a)	21,321	350,517
Triple-S Management Corp. - Class B (a)	9,291	221,590
U.S. Physical Therapy, Inc. (b)	6,011	736,768

		17,925,399

Health Care Technology—1.0%
Allscripts Healthcare Solutions, Inc. (a) (b)	77,571	902,151
Castlight Health, Inc. - Class B (a)	40,679	131,393
Computer Programs & Systems, Inc.	5,856	162,738
Evolent Health, Inc. - Class A (a)	31,066	246,975
HealthStream, Inc. (a)	12,016	310,734
HMS Holdings Corp. (a) (b)	39,005	1,263,372
Inovalon Holdings, Inc. - Class A (a) (b)	29,972	434,894
Inspire Medical Systems, Inc. (a)	6,838	414,725
NextGen Healthcare, Inc. (a)	24,814	493,799
Omnicell, Inc. (a)	18,342	1,577,962
Simulations Plus, Inc.	5,451	155,680
Tabula Rasa HealthCare, Inc. (a) (b)	10,114	504,992
Teladoc Health, Inc. (a) (b)	31,850	2,115,158
Vocera Communications, Inc. (a) (b)	13,407	427,951

		9,142,524

Hotels, Restaurants & Leisure—2.6%
BBX Capital Corp.	25,192	123,693
BJ’s Restaurants, Inc.	9,083	399,107
Bloomin’ Brands, Inc. (b)	41,334	781,626
Boyd Gaming Corp.	36,831	992,227
Brinker International, Inc.	16,964	667,533
Carrols Restaurant Group, Inc. (a)	17,458	157,646
Century Casinos, Inc. (a)	13,208	128,118
Cheesecake Factory, Inc. (The) (b)	18,905	826,527
Churchill Downs, Inc. (b)	15,621	1,797,509
Chuy’s Holdings, Inc. (a)	8,272	189,594
Cracker Barrel Old Country Store, Inc. (b)	8,458	1,444,034
Dave & Buster’s Entertainment, Inc.	17,269	698,876
Del Frisco’s Restaurant Group, Inc. (a) (b)	16,266	129,477
Del Taco Restaurants, Inc. (a)	16,196	207,633
Denny’s Corp. (a)	25,229	517,951
Dine Brands Global, Inc. (b)	7,762	741,038
Drive Shack, Inc. (a)	29,184	136,873
El Pollo Loco Holdings, Inc. (a)	10,879	115,970
Eldorado Resorts, Inc. (a)	29,374	1,353,260
Fiesta Restaurant Group, Inc. (a)	9,712	127,616
Golden Entertainment, Inc. (a) (b)	8,432	118,048
International Speedway Corp. - Class A	10,424	467,933
Jack in the Box, Inc.	11,563	941,113
Lindblad Expeditions Holdings, Inc. (a)	10,779	193,483
Marriott Vacations Worldwide Corp.	19,615	1,890,886
Monarch Casino & Resort, Inc. (a)	5,265	225,026
Nathan’s Famous, Inc.	1,487	116,164
Papa John’s International, Inc.	10,257	458,693
Penn National Gaming, Inc. (a)	48,164	927,639
PlayAGS, Inc. (a)	14,992	291,594
Red Robin Gourmet Burgers, Inc. (a) (b)	5,863	179,232
Red Rock Resorts, Inc. - Class A	32,000	687,360
Ruth’s Hospitality Group, Inc.	13,027	295,843
Scientific Games Corp. - Class A (a)	24,798	491,496
SeaWorld Entertainment, Inc. (a)	25,485	790,035
Shake Shack, Inc. - Class A (a) (b)	12,648	913,186
Target Hospitality Corp. (a)	20,908	190,263
Texas Roadhouse, Inc.	30,327	1,627,650
Twin River Worldwide Holdings, Inc. (a)	9,752	290,122
Wingstop, Inc.	13,094	1,240,657

		23,872,731

Household Durables—1.5%
Beazer Homes USA, Inc. (a)	13,700	131,657
Cavco Industries, Inc. (a)	3,896	613,776
Century Communities, Inc. (a) (b)	12,109	321,857
Ethan Allen Interiors, Inc. (b)	12,159	256,069
GoPro, Inc. - Class A (a)	52,565	287,005
Helen of Troy, Ltd. (a)	11,424	1,491,860
Hooker Furniture Corp.	5,444	112,255
Installed Building Products, Inc. (a)	9,469	560,754
iRobot Corp. (a) (b)	12,204	1,118,375
KB Home	37,780	972,079
La-Z-Boy, Inc.	21,678	664,647
LGI Homes, Inc. (a) (b)	9,051	646,513
M/I Homes, Inc. (a)	12,868	367,253

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
MDC Holdings, Inc.	22,360	$732,961
Meritage Homes Corp. (a)	15,760	809,118
Skyline Champion Corp. (a)	22,767	623,360
Sonos, Inc. (a)	32,162	364,717
Taylor Morrison Home Corp. - Class A (a)	47,598	997,654
TopBuild Corp. (a)	15,564	1,288,077
TRI Pointe Group, Inc. (a) (b)	63,627	761,615
Tupperware Brands Corp.	21,006	399,744
Universal Electronics, Inc. (a)	6,028	247,269
William Lyon Homes - Class A (a)	14,816	270,096

		14,038,711

Household Products—0.2%
Central Garden and Pet Co. (a)	4,446	119,820
Central Garden and Pet Co. - Class A (a)	18,062	445,048
WD-40 Co.	6,484	1,031,215

		1,596,083

Independent Power and Renewable Electricity Producers—0.4%
Atlantic Power Corp. (a)	50,551	122,333
Clearway Energy, Inc. - Class A	16,087	260,288
Clearway Energy, Inc. - Class C	32,256	543,836
Ormat Technologies, Inc. (b)	17,754	1,125,426
Pattern Energy Group, Inc. - Class A (b)	39,654	915,611
TerraForm Power, Inc. - Class A	34,889	498,913

		3,466,407

Industrial Conglomerates—0.1%
Raven Industries, Inc.	15,898	570,420

Insurance—2.3%
Ambac Financial Group, Inc. (a)	22,444	378,181
American Equity Investment Life Holding Co.	40,340	1,095,634
AMERISAFE, Inc.	8,690	554,161
Argo Group International Holdings, Ltd.	14,435	1,068,912
Citizens, Inc. (a) (b)	22,172	161,856
CNO Financial Group, Inc.	71,414	1,191,186
eHealth, Inc. (a)	9,736	838,270
EMC Insurance Group, Inc.	4,472	161,126
Employers Holdings, Inc.	14,789	625,131
Enstar Group, Ltd. (a)	5,526	963,071
FBL Financial Group, Inc. - Class A	4,790	305,602
Genworth Financial, Inc. - Class A (a)	223,663	829,790
Global Indemnity, Ltd.	3,335	103,252
Goosehead Insurance, Inc. - Class A	5,024	240,147
Greenlight Capital Re, Ltd. - Class A (a)	13,998	118,843
HCI Group, Inc.	2,670	108,055
Health Insurance Innovations, Inc. - Class A (a) (b)	5,782	149,869
Heritage Insurance Holdings, Inc.	11,792	181,715
Horace Mann Educators Corp.	18,978	764,624
Investors Title Co.	687	114,729
James River Group Holdings, Ltd.	13,410	628,929
Kinsale Capital Group, Inc.	9,172	839,055
MBIA, Inc. (a)	41,874	389,847
National General Holdings Corp.	32,728	750,780

Insurance—(Continued)
National Western Life Group, Inc. - Class A	1,054	270,878
ProAssurance Corp.	23,948	864,762
RLI Corp. (b)	17,792	1,524,952
Safety Insurance Group, Inc.	6,815	648,311
Selective Insurance Group, Inc.	26,009	1,947,814
State Auto Financial Corp.	7,940	277,900
Stewart Information Services Corp.	10,993	445,107
Third Point Reinsurance, Ltd. (a)	34,789	359,022
Trupanion, Inc. (a) (b)	13,011	470,087
United Fire Group, Inc.	9,677	468,947
United Insurance Holdings Corp.	8,654	123,406
Universal Insurance Holdings, Inc.	13,371	373,051
Watford Holdings, Ltd. (a)	11,007	301,812

		20,638,814

Interactive Media & Services—0.5%
Care.com, Inc. (a)	15,699	172,375
Cargurus, Inc. (a)	32,991	1,191,305
Cars.com, Inc. (a) (b)	29,503	581,799
Eventbrite, Inc. - Class A (a)	19,693	319,027
Liberty TripAdvisor Holdings, Inc. - Class A (a)	34,803	431,557
Meet Group, Inc. (The) (a)	33,008	114,868
QuinStreet, Inc. (a)	24,131	382,476
TrueCar, Inc. (a)	42,606	232,629
Yelp, Inc. (a) (b)	33,545	1,146,568

		4,572,604

Internet & Direct Marketing Retail—0.6%
1-800-Flowers.com, Inc. - Class A (a)	13,330	251,670
Groupon, Inc. (a)	195,286	699,124
Liberty Expedia Holdings, Inc. - Class A (a)	24,348	1,163,591
Overstock.com, Inc. (a) (b)	17,127	232,927
PetMed Express, Inc. (b)	9,436	147,862
Quotient Technology, Inc. (a)	35,202	378,070
Rubicon Project, Inc. (The) (a)	22,854	145,351
Shutterfly, Inc. (a)	15,092	762,901
Shutterstock, Inc.	9,230	361,724
Stamps.com, Inc. (a)	7,719	349,439
Stitch Fix, Inc. - Class A (a)	20,351	651,029
Waitr Holdings, Inc. (a)	32,680	205,557

		5,349,245

IT Services—2.2%
Brightcove, Inc. (a)	17,189	177,562
Carbonite, Inc. (a)	13,993	364,378
Cardtronics plc - Class A (a) (b)	17,673	482,826
Cass Information Systems, Inc.	5,890	285,547
Conduent, Inc. (a)	77,541	743,618
CSG Systems International, Inc. (b)	15,258	745,048
Endurance International Group Holdings, Inc. (a)	27,122	130,186
Everi Holdings, Inc. (a)	31,818	379,589
EVERTEC, Inc.	28,979	947,613
Evo Payments, Inc. - Class A (a)	14,321	451,541
ExlService Holdings, Inc. (a)	15,305	1,012,120
GTT Communications, Inc. (a) (b)	18,758	330,141
Hackett Group, Inc. (The)	11,151	187,225

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
I3 Verticals, Inc. - Class A (a)	4,654	$137,060
KBR, Inc.	62,037	1,547,203
Limelight Networks, Inc. (a)	43,835	118,355
LiveRamp Holdings, Inc. (a)	30,289	1,468,411
ManTech International Corp. - Class A	11,958	787,434
MAXIMUS, Inc.	27,829	2,018,716
NIC, Inc.	29,109	466,908
Paysign, Inc. (a)	17,751	237,331
Perficient, Inc. (a)	13,564	465,516
Perspecta, Inc.	61,282	1,434,612
Presidio, Inc.	21,099	288,423
Science Applications International Corp.	26,270	2,273,931
Sykes Enterprises, Inc. (a)	18,634	511,690
TTEC Holdings, Inc.	7,377	343,694
Tucows, Inc. - Class A (a) (b)	4,376	267,024
Unisys Corp. (a) (b)	20,742	201,612
USA Technologies, Inc. (a)	27,413	203,679
Verra Mobility Corp. (a)	47,935	627,469
Virtusa Corp. (a)	12,986	576,968

		20,213,430

Leisure Products—0.4%
Acushnet Holdings Corp.	14,893	391,090
American Outdoor Brands Corp. (a)	25,637	230,989
Callaway Golf Co. (b)	43,200	741,312
Clarus Corp.	10,372	149,772
Johnson Outdoors, Inc. - Class A	2,524	188,215
Malibu Boats, Inc. - Class A (a)	8,768	340,637
MasterCraft Boat Holdings, Inc. (a)	9,205	180,326
Sturm Ruger & Co., Inc.	7,553	411,487
Vista Outdoor, Inc. (a) (b)	27,041	240,124
YETI Holdings, Inc. (a) (b)	14,177	410,424

		3,284,376

Life Sciences Tools & Services—0.7%
Accelerate Diagnostics, Inc. (a) (b)	15,645	357,958
Cambrex Corp. (a)	15,180	710,576
Codexis, Inc. (a) (b)	24,613	453,617
Fluidigm Corp. (a)	32,475	400,092
Luminex Corp.	18,901	390,117
Medpace Holdings, Inc. (a)	12,542	820,498
NanoString Technologies, Inc. (a)	15,452	468,968
NeoGenomics, Inc. (a) (b)	39,689	870,777
Pacific Biosciences of California, Inc. (a)	66,792	404,091
Quanterix Corp. (a)	4,900	165,571
Syneos Health, Inc. (a)	28,231	1,442,322

		6,484,587

Machinery—4.0%
Actuant Corp. - Class A	28,401	704,629
Alamo Group, Inc.	4,629	462,576
Albany International Corp. - Class A	13,538	1,122,436
Altra Industrial Motion Corp.	28,671	1,028,715
Astec Industries, Inc.	10,105	329,019
Barnes Group, Inc.	20,566	1,158,688
Blue Bird Corp. (a)	5,751	113,237

Machinery—(Continued)
Briggs & Stratton Corp. (b)	19,347	198,113
Chart Industries, Inc. (a)	15,776	1,212,859
CIRCOR International, Inc. (a)	8,858	407,468
Columbus McKinnon Corp.	10,074	422,806
Commercial Vehicle Group, Inc. (a)	14,605	117,132
Douglas Dynamics, Inc.	9,877	393,006
Energy Recovery, Inc. (a) (b)	17,996	187,518
EnPro Industries, Inc.	9,247	590,328
ESCO Technologies, Inc.	10,899	900,475
Evoqua Water Technologies Corp. (a) (b)	34,844	496,179
Federal Signal Corp.	27,402	733,004
Franklin Electric Co., Inc.	20,612	979,070
Global Brass & Copper Holdings, Inc.	9,677	423,175
Gorman-Rupp Co. (The)	7,300	239,659
Greenbrier Cos., Inc. (The)	14,568	442,867
Harsco Corp. (a)	37,351	1,024,911
Helios Technologies, Inc.	12,428	576,783
Hillenbrand, Inc.	26,557	1,050,861
Hurco Cos., Inc.	3,167	112,619
Hyster-Yale Materials Handling, Inc.	4,976	274,974
John Bean Technologies Corp.	13,882	1,681,527
Kadant, Inc.	4,675	424,537
Kennametal, Inc.	36,506	1,350,357
LB Foster Co. - Class A (a)	4,809	131,478
Lindsay Corp.	4,595	377,755
Luxfer Holdings plc	14,354	351,960
Lydall, Inc. (a)	8,342	168,508
Manitowoc Co., Inc. (The) (a)	15,849	282,112
Meritor, Inc. (a)	35,998	872,952
Milacron Holdings Corp. (a)	30,587	422,101
Miller Industries, Inc.	5,680	174,660
Mueller Industries, Inc.	24,779	725,281
Mueller Water Products, Inc. - Class A	67,872	666,503
Navistar International Corp. (a)	21,262	732,476
NN, Inc. (b)	19,899	194,214
Omega Flex, Inc.	1,434	110,146
Park-Ohio Holdings Corp.	4,748	154,737
Proto Labs, Inc. (a)	11,672	1,354,185
RBC Bearings, Inc. (a)	10,744	1,792,207
REV Group, Inc. (b)	11,893	171,378
Rexnord Corp. (a)	46,717	1,411,788
Spartan Motors, Inc.	16,327	178,944
SPX Corp. (a)	19,606	647,390
SPX FLOW, Inc. (a)	19,349	809,949
Standex International Corp.	5,879	429,990
Tennant Co.	8,362	511,754
Terex Corp.	28,294	888,432
Titan International, Inc.	22,706	111,032
TriMas Corp. (a)	22,108	684,685
Wabash National Corp.	27,273	443,732
Watts Water Technologies, Inc. - Class A	12,286	1,144,810
Welbilt, Inc. (a)	57,920	967,264

		36,071,951

Marine—0.1%
Costamare, Inc.	19,016	97,552

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Marine—(Continued)
Eagle Bulk Shipping, Inc. (a)	21,879	$114,646
Matson, Inc.	19,029	739,277
Scorpio Bulkers, Inc.	28,455	130,893

		1,082,368

Media—0.9%
Boston Omaha Corp. - Class A (a)	5,134	118,852
Cardlytics, Inc. (a)	6,643	172,585
Central European Media Enterprises, Ltd. - Class A (a)	41,828	182,370
comScore, Inc. (a)	23,564	121,590
Cumulus Media, Inc. - Class A (a)	9,504	176,299
Daily Journal Corp. (a)	598	142,324
Emerald Expositions Events, Inc.	11,929	133,008
Entercom Communications Corp. - Class A (b)	57,510	333,558
EW Scripps Co. (The) - Class A	25,176	384,941
Fluent, Inc. (a)	21,889	117,763
Gannett Co., Inc.	48,407	395,001
Gray Television, Inc. (a)	41,101	673,646
Liberty Latin America, Ltd. - Class A (a)	20,395	351,406
Liberty Latin America, Ltd. - Class C (a)	51,063	877,773
Loral Space & Communications, Inc. (a)	6,669	230,147
Meredith Corp. (b)	17,831	981,775
MSG Networks, Inc. - Class A (a) (b)	24,914	516,717
National CineMedia, Inc.	30,282	198,650
New Media Investment Group, Inc. (b)	27,741	261,875
Scholastic Corp.	13,390	445,084
TechTarget, Inc. (a)	9,817	208,611
TEGNA, Inc.	94,828	1,436,644

		8,460,619

Metals & Mining—1.2%
AK Steel Holding Corp. (a) (b)	140,543	333,087
Allegheny Technologies, Inc. (a) (b)	56,239	1,417,223
Carpenter Technology Corp.	20,845	1,000,143
Century Aluminum Co. (a) (b)	22,819	157,679
Cleveland-Cliffs, Inc. (b)	125,018	1,333,942
Coeur Mining, Inc. (a)	83,654	363,058
Commercial Metals Co.	52,508	937,268
Compass Minerals International, Inc.	15,656	860,297
Ferroglobe Representation & Warranty Insurance Trust (a)	31,634	0
Haynes International, Inc.	6,653	211,632
Hecla Mining Co. (b)	201,874	363,373
Kaiser Aluminum Corp.	7,148	697,716
Materion Corp.	9,498	644,059
Novagold Resources, Inc. (a)	111,840	660,975
Schnitzer Steel Industries, Inc. - Class A	10,351	270,886
SunCoke Energy, Inc. (a)	42,209	374,816
TimkenSteel Corp. (a) (b)	18,629	151,454
Warrior Met Coal, Inc.	23,723	619,645
Worthington Industries, Inc.	17,089	688,003

		11,085,256

Mortgage Real Estate Investment Trusts—1.3%
AG Mortgage Investment Trust, Inc.	14,345	228,086
Anworth Mortgage Asset Corp.	45,782	173,514

Mortgage Real Estate Investment Trusts—(Continued)
Apollo Commercial Real Estate Finance, Inc. (b)	67,902	1,248,718
Ares Commercial Real Estate Corp.	11,438	169,969
ARMOUR Residential REIT, Inc.	27,134	505,778
Blackstone Mortgage Trust, Inc. - Class A (b)	56,074	1,995,113
Capstead Mortgage Corp.	43,532	363,492
Cherry Hill Mortgage Investment Corp.	7,926	126,816
Colony Credit Real Estate, Inc.	37,213	576,801
Dynex Capital, Inc.	14,895	249,491
Ellington Financial, Inc.	15,117	271,652
Exantas Capital Corp.	16,059	181,627
Granite Point Mortgage Trust, Inc.	22,671	435,056
Invesco Mortgage Capital, Inc.	56,333	908,088
KKR Real Estate Finance Trust, Inc.	10,088	200,953
Ladder Capital Corp.	46,377	770,322
New York Mortgage Trust, Inc.	94,594	586,483
Orchid Island Capital, Inc. (b)	21,449	136,416
PennyMac Mortgage Investment Trust	33,987	741,936
Ready Capital Corp. (b)	14,894	221,921
Redwood Trust, Inc.	42,187	697,351
TPG RE Finance Trust, Inc.	22,728	438,423
Western Asset Mortgage Capital Corp.	19,929	198,891

		11,426,897

Multi-Utilities—0.6%
Avista Corp.	29,292	1,306,423
Black Hills Corp.	26,813	2,095,972
NorthWestern Corp.	22,551	1,627,055
Unitil Corp.	7,429	444,923

		5,474,373

Multiline Retail—0.1%
Big Lots, Inc.	17,050	487,800
Dillard’s, Inc. - Class A (b)	4,781	297,761
J.C. Penney Co., Inc. (a) (b)	142,487	162,435

		947,996

Oil, Gas & Consumable Fuels—2.6%
Arch Coal, Inc. - Class A (b)	7,564	712,605
Ardmore Shipping Corp. (a)	16,350	133,253
Berry Petroleum Corp.	35,260	373,756
Bonanza Creek Energy, Inc. (a)	9,142	190,885
Brigham Minerals, Inc. - Class A (a)	9,809	210,501
California Resources Corp. (a) (b)	20,491	403,263
Callon Petroleum Co. (a)	106,061	698,942
Carrizo Oil & Gas, Inc. (a)	37,509	375,840
Clean Energy Fuels Corp. (a)	71,620	191,225
CNX Resources Corp. (a)	89,020	650,736
CONSOL Energy, Inc. (a)	13,213	351,598
Contura Energy, Inc. (a)	9,500	493,050
CVR Energy, Inc.	13,526	676,165
Delek U.S. Holdings, Inc. (b)	35,683	1,445,875
Denbury Resources, Inc. (a) (b)	204,313	253,348
DHT Holdings, Inc.	42,744	252,617
Diamond S Shipping, Inc. (a)	14,552	185,829
Dorian LPG, Ltd. (a)	13,589	122,573
Energy Fuels, Inc. (a)	40,972	128,242

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Extraction Oil & Gas, Inc. (a)	49,819	$215,716
Falcon Minerals Corp. (a)	23,893	200,701
GasLog, Ltd.	20,748	298,771
Golar LNG, Ltd. (b)	43,127	796,987
Green Plains, Inc. (b)	17,956	193,566
Gulfport Energy Corp. (a)	80,820	396,826
International Seaways, Inc. (a)	9,606	182,514
Jagged Peak Energy, Inc. (a) (b)	28,571	236,282
Laredo Petroleum, Inc. (a) (b)	105,515	305,994
Magnolia Oil & Gas Corp. - Class A (a)	49,481	572,990
Matador Resources Co. (a) (b)	50,198	997,936
Nordic American Tankers, Ltd. (b)	66,438	155,465
Northern Oil and Gas, Inc. (a)	135,397	261,316
Oasis Petroleum, Inc. (a) (b)	145,030	823,770
Par Pacific holdings, Inc. (a)	16,282	334,107
PDC Energy, Inc. (a)	29,972	1,080,790
Peabody Energy Corp.	34,338	827,546
Penn Virginia Corp. (a)	5,878	180,337
QEP Resources, Inc. (a)	108,899	787,340
Renewable Energy Group, Inc. (a) (b)	16,294	258,423
REX American Resources Corp. (a)	2,989	217,898
Scorpio Tankers, Inc.	20,512	605,514
SemGroup Corp. - Class A (b)	36,615	439,380
Ship Finance International, Ltd. (b)	38,547	482,223
SM Energy Co.	51,354	642,952
Southwestern Energy Co. (a)	248,862	786,404
SRC Energy, Inc. (a)	107,906	535,214
Talos Energy, Inc. (a) (b)	10,507	252,693
Teekay Corp.	29,414	101,184
Teekay Tankers, Ltd. - Class A (a)	93,655	119,878
Tellurian, Inc. (a) (b)	51,257	402,368
Uranium Energy Corp. (a)	85,610	117,286
W&T Offshore, Inc. (a)	44,133	218,900
Whiting Petroleum Corp. (a)	41,423	773,782
World Fuel Services Corp.	29,927	1,076,175

		23,729,531

Paper & Forest Products—0.4%
Boise Cascade Co.	18,411	517,533
Clearwater Paper Corp. (a)	7,836	144,888
Louisiana-Pacific Corp.	55,081	1,444,224
Neenah, Inc.	7,745	523,175
PH Glatfelter Co.	21,278	359,172
Schweitzer-Mauduit International, Inc.	13,580	450,584
Verso Corp. - Class A (a)	16,813	320,288

		3,759,864

Personal Products—0.3%
Edgewell Personal Care Co. (a)	24,669	664,829
elf Beauty, Inc. (a)	12,689	178,915
Inter Parfums, Inc.	8,191	544,620
Medifast, Inc.	5,370	688,971
USANA Health Sciences, Inc. (a)	6,854	544,413

		2,621,748

Pharmaceuticals—1.5%
Aerie Pharmaceuticals, Inc. (a)	19,440	574,452
Akcea Therapeutics, Inc. (a) (b)	7,356	172,498
Akorn, Inc. (a) (b)	43,557	224,319
Amneal Pharmaceuticals, Inc. (a)	40,537	290,650
Amphastar Pharmaceuticals, Inc. (a)	18,205	384,307
ANI Pharmaceuticals, Inc. (a)	3,945	324,279
Aratana Therapeutics, Inc. (a)	26,102	134,686
Arvinas Holding Co. LLC (a)	8,786	193,204
Assertio Therapeutics, Inc. (a)	30,866	106,488
Axsome Therapeutics, Inc. (a)	11,697	301,198
BioDelivery Sciences International, Inc. (a)	41,531	193,119
Collegium Pharmaceutical, Inc. (a)	14,032	184,521
Corcept Therapeutics, Inc. (a)	43,446	484,423
Cymabay Therapeutics, Inc. (a)	41,850	299,646
Dermira, Inc. (a)	28,797	275,299
Eloxx Pharmaceuticals, Inc. (a) (b)	14,403	143,598
Endo International plc (a)	96,815	398,878
Innoviva, Inc. (a)	33,334	485,343
Intersect ENT, Inc. (a)	13,971	317,980
Intra-Cellular Therapies, Inc. (a)	19,606	254,486
Mallinckrodt plc (a) (b)	38,301	351,603
MyoKardia, Inc. (a) (b)	20,077	1,006,661
Odonate Therapeutics, Inc. (a)	4,120	151,163
Omeros Corp. (a) (b)	21,460	336,707
Pacira Pharmaceuticals, Inc. (a)	18,507	804,869
Phibro Animal Health Corp. - Class A	9,993	317,478
Prestige Consumer Healthcare, Inc. (a) (b)	22,778	721,607
Reata Pharmaceuticals, Inc. - Class A (a)	9,122	860,661
Revance Therapeutics, Inc. (a)	21,348	276,884
SIGA Technologies, Inc. (a)	22,951	130,362
Supernus Pharmaceuticals, Inc. (a) (b)	22,494	744,326
TherapeuticsMD, Inc. (a) (b)	117,117	304,504
Theravance Biopharma, Inc. (a) (b)	19,690	321,538
Tricida, Inc. (a)	10,261	404,899
WAVE Life Sciences, Ltd. (a) (b)	10,858	283,285
Xeris Pharmaceuticals, Inc. (a)	14,041	160,629
Zogenix, Inc. (a)	19,414	927,601
Zynerba Pharmaceuticals, Inc. (a)	11,100	150,405

		13,998,556

Professional Services—1.6%
ASGN, Inc. (a)	22,539	1,365,864
Barrett Business Services, Inc.	3,358	277,371
CBIZ, Inc. (a)	24,387	477,741
CRA International, Inc.	2,862	109,701
Exponent, Inc.	22,992	1,345,952
Forrester Research, Inc.	4,738	222,828
Franklin Covey Co. (a)	4,809	163,506
FTI Consulting, Inc. (a)	16,848	1,412,536
Heidrick & Struggles International, Inc.	7,257	217,492
Huron Consulting Group, Inc. (a)	10,356	521,735
ICF International, Inc.	8,158	593,902
Insperity, Inc. (b)	17,167	2,096,777
Kelly Services, Inc. - Class A	14,944	391,383
Kforce, Inc.	9,613	337,320
Korn/Ferry International	25,151	1,007,801

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—(Continued)
Mistras Group, Inc. (a)	8,222	$118,150
Navigant Consulting, Inc.	18,001	417,443
Resources Connection, Inc.	12,083	193,449
TriNet Group, Inc. (a)	19,326	1,310,303
TrueBlue, Inc. (a)	19,573	431,780
Upwork, Inc. (a)	24,847	399,540
WageWorks, Inc. (a)	18,480	938,599
Willdan Group, Inc. (a)	4,570	170,233

		14,521,406

Real Estate Management & Development—0.7%
Consolidated-Tomoka Land Co.	2,485	148,354
Cushman & Wakefield plc (a)	46,095	824,179
Essential Properties Realty Trust, Inc.	22,692	454,748
FRP Holdings, Inc. (a)	3,389	189,005
HFF, Inc. - Class A	17,225	783,393
Kennedy-Wilson Holdings, Inc.	56,325	1,158,605
Marcus & Millichap, Inc. (a)	12,368	381,553
Newmark Group, Inc. - Class A	64,506	579,264
Rafael Holdings, Inc. - Class B (a)	5,263	151,311
RE/MAX Holdings, Inc. - Class A	8,877	273,056
Realogy Holdings Corp.	52,555	380,498
Redfin Corp. (a)	39,839	716,305
RMR Group, Inc. (The) - Class A	3,481	163,537
St. Joe Co. (The) (a) (b)	13,592	234,870
Tejon Ranch Co. (a)	9,079	150,621

		6,589,299

Road & Rail—0.4%
ArcBest Corp.	10,451	293,778
Avis Budget Group, Inc. (a)	26,515	932,267
Heartland Express, Inc.	22,410	404,949
Hertz Global Holdings, Inc. (a) (b)	20,761	331,346
Hertz Global Holdings, Inc. (a) (b)	26,814	52,287
Marten Transport, Ltd.	19,376	351,674
Saia, Inc. (a) (b)	11,835	765,369
Werner Enterprises, Inc. (b)	19,256	598,477

		3,730,147

Semiconductors & Semiconductor Equipment—2.1%
Advanced Energy Industries, Inc. (a)	17,261	971,276
Ambarella, Inc. (a)	14,056	620,291
Amkor Technology, Inc. (a)	46,149	344,272
Aquantia Corp. (a)	13,203	172,035
Axcelis Technologies, Inc. (a)	13,934	209,707
Brooks Automation, Inc. (b)	31,534	1,221,942
Cabot Microelectronics Corp.	12,863	1,415,959
Ceva, Inc. (a)	10,183	247,956
Cirrus Logic, Inc. (a)	26,378	1,152,719
Cohu, Inc.	17,431	268,960
Diodes, Inc. (a)	18,315	666,117
DSP Group, Inc. (a)	10,337	148,439
FormFactor, Inc. (a) (c)	31,702	496,770
Ichor Holdings, Ltd. (a)	10,143	239,781
Impinj, Inc. (a) (b)	8,561	245,016

Semiconductors & Semiconductor Equipment—(Continued)
Inphi Corp. (a)	19,424	973,142
Lattice Semiconductor Corp. (a)	55,677	812,327
MACOM Technology Solutions Holdings, Inc. (a) (b)	18,984	287,228
MaxLinear, Inc. (a) (b)	29,165	683,628
Nanometrics, Inc. (a)	9,845	341,720
NVE Corp.	3,032	211,118
PDF Solutions, Inc. (a)	12,971	170,180
Photronics, Inc. (a)	30,362	248,968
Power Integrations, Inc.	12,611	1,011,150
Rambus, Inc. (a)	49,965	601,579
Rudolph Technologies, Inc. (a)	13,085	361,539
Semtech Corp. (a)	29,245	1,405,222
Silicon Laboratories, Inc. (a)	19,037	1,968,426
SMART Global Holdings, Inc. (a)	4,560	104,834
SunPower Corp. (a) (b)	31,453	336,233
Synaptics, Inc. (a) (b)	14,825	432,000
Ultra Clean Holdings, Inc. (a)	16,793	233,759
Veeco Instruments, Inc. (a)	22,250	271,895
Xperi Corp. (b)	22,215	457,407

		19,333,595

Software—4.6%
8x8, Inc. (a) (b)	41,065	989,666
A10 Networks, Inc. (a)	21,727	148,178
ACI Worldwide, Inc. (a)	49,533	1,700,963
Agilysys, Inc. (a)	7,276	156,216
Alarm.com Holdings, Inc. (a) (b)	16,383	876,490
Altair Engineering, Inc. - Class A (a)	17,244	696,485
Amber Road, Inc. (a)	11,825	154,435
American Software, Inc. - Class A	12,761	167,807
Appfolio, Inc. - Class A (a)	6,877	703,311
Appian Corp. (a)	15,321	552,628
Avaya Holdings Corp. (a) (b)	54,653	650,917
Benefitfocus, Inc. (a) (b)	15,505	420,961
Blackbaud, Inc. (b)	21,650	1,807,775
Blackline, Inc. (a)	19,037	1,018,670
Bottomline Technologies de, Inc. (a)	18,440	815,786
Box, Inc. - Class A (a)	63,715	1,122,021
Carbon Black, Inc. (a)	25,219	421,662
ChannelAdvisor Corp. (a)	10,403	91,130
Cision, Ltd. (a)	41,265	484,038
Cloudera, Inc. (a) (b)	105,967	557,386
CommVault Systems, Inc. (a)	15,287	758,541
Cornerstone OnDemand, Inc. (a)	25,699	1,488,743
Digimarc Corp. (a)	5,123	227,410
Digital Turbine, Inc. (a)	36,179	180,895
Domo, Inc. - Class B (a)	7,443	203,343
Ebix, Inc. (b)	10,806	542,677
Envestnet, Inc. (a)	21,200	1,449,444
Everbridge, Inc. (a)	14,485	1,295,249
Five9, Inc. (a)	26,132	1,340,310
ForeScout Technologies, Inc. (a)	18,197	616,150
Instructure, Inc. (a)	14,481	615,442
j2 Global, Inc. (b)	20,737	1,843,312
LivePerson, Inc. (a) (b)	27,176	762,015
MicroStrategy, Inc. - Class A (a)	3,569	511,473

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Mitek Systems, Inc. (a)	14,980	$148,901
MobileIron, Inc. (a)	43,864	271,957
Model N, Inc. (a)	14,843	289,439
Monotype Imaging Holdings, Inc.	18,592	313,089
OneSpan, Inc. (a)	15,031	212,989
Progress Software Corp.	19,846	865,683
PROS Holdings, Inc. (a)	14,662	927,518
Q2 Holdings, Inc. (a)	17,785	1,358,063
QAD, Inc. - Class A	4,798	192,928
Qualys, Inc. (a) (b)	14,838	1,292,093
Rapid7, Inc. (a)	21,376	1,236,388
SailPoint Technologies Holding, Inc. (a)	38,299	767,512
ShotSpotter, Inc. (a) (b)	3,603	159,253
SPS Commerce, Inc. (a)	8,492	867,967
SVMK, Inc. (a)	37,618	621,073
Synchronoss Technologies, Inc. (a)	18,261	144,445
Telaria, Inc. (a)	20,315	152,769
Telenav, Inc. (a)	15,283	122,264
Tenable Holdings, Inc. (a)	16,685	476,190
TiVo Corp.	54,357	400,611
Upland Software, Inc. (a)	10,139	461,629
Varonis Systems, Inc. (a)	12,721	787,939
Verint Systems, Inc. (a) (b)	29,017	1,560,534
VirnetX Holding Corp. (a) (b)	26,977	167,527
Workiva, Inc. (a)	15,621	907,424
Yext, Inc. (a)	41,476	833,253
Zix Corp. (a) (b)	25,140	228,523
Zuora, Inc. - Class A (a)	41,349	633,467

		41,772,957

Specialty Retail—2.3%
Aaron’s, Inc.	30,071	1,846,660
Abercrombie & Fitch Co. - Class A	28,497	457,092
America’s Car-Mart, Inc. (a)	2,826	243,262
American Eagle Outfitters, Inc.	72,218	1,220,484
Asbury Automotive Group, Inc. (a)	9,029	761,506
At Home Group, Inc. (a)	19,716	131,309
Barnes & Noble, Inc.	27,765	185,748
Bed Bath & Beyond, Inc. (b)	55,063	639,832
Boot Barn Holdings, Inc. (a)	12,612	449,492
Buckle, Inc. (The) (b)	14,188	245,594
Caleres, Inc.	17,181	342,246
Camping World Holdings, Inc. - Class A (b)	14,592	181,233
Cato Corp. (The) - Class A	9,562	117,804
Chico’s FAS, Inc.	59,471	200,417
Children’s Place, Inc. (The) (b)	7,101	677,293
Conn’s, Inc. (a)	10,289	183,350
Designer Brands, Inc. - Class A	31,615	606,060
GameStop Corp. - Class A (b)	46,271	253,102
Genesco, Inc. (a)	8,683	367,204
Group 1 Automotive, Inc. (b)	7,911	647,832
Guess?, Inc.	25,521	412,164
Haverty Furniture Cos., Inc. (b)	10,391	176,959
Hibbett Sports, Inc. (a)	10,209	185,804
Hudson, Ltd. - Class A (a)	18,056	248,992
Lithia Motors, Inc. - Class A (b)	9,883	1,173,903

Specialty Retail—(Continued)
Lumber Liquidators Holdings, Inc. (a) (b)	13,856	160,037
MarineMax, Inc. (a)	13,932	229,042
Michaels Cos., Inc. (The) (a)	39,476	343,441
Monro, Inc.	14,571	1,242,906
Murphy USA, Inc. (a) (b)	13,619	1,144,405
National Vision Holdings, Inc. (a) (b)	30,821	947,129
Office Depot, Inc.	240,796	496,040
Party City Holdco, Inc. (a) (b)	25,796	189,085
Rent-A-Center, Inc. (a)	21,277	566,606
RH (a) (b)	7,965	920,754
Sally Beauty Holdings, Inc. (a) (b)	58,819	784,645
Shoe Carnival, Inc. (b)	4,114	113,546
Signet Jewelers, Ltd. (b)	22,572	403,587
Sleep Number Corp. (a)	14,171	572,367
Sonic Automotive, Inc. - Class A	13,614	317,887
Tailored Brands, Inc. (b)	22,434	129,444
Winmark Corp.	1,140	197,391
Zumiez, Inc. (a)	10,452	272,797

		20,986,451

Technology Hardware, Storage & Peripherals—0.3%
3D Systems Corp. (a) (b)	50,283	457,575
Avid Technology, Inc. (a)	13,539	123,476
Cray, Inc. (a)	19,290	671,678
Diebold Nixdorf, Inc. (a)	35,435	324,584
Electronics for Imaging, Inc. (a)	18,879	696,824
Immersion Corp. (a)	15,130	115,139
Stratasys, Ltd. (a)	23,667	695,100

		3,084,376

Textiles, Apparel & Luxury Goods—0.8%
Crocs, Inc. (a) (c)	28,518	563,230
Deckers Outdoor Corp. (a)	12,977	2,283,563
Fossil Group, Inc. (a) (b)	20,656	237,544
G-III Apparel Group, Ltd. (a)	20,478	602,463
Kontoor Brands, Inc. (a)	20,050	561,801
Movado Group, Inc.	7,984	215,568
Oxford Industries, Inc.	7,657	580,400
Steven Madden, Ltd. (b)	38,178	1,296,143
Unifi, Inc. (a)	7,892	143,398
Vera Bradley, Inc. (a)	10,480	125,760
Wolverine World Wide, Inc.	39,246	1,080,835

		7,690,705

Thrifts & Mortgage Finance—2.0%
Axos Financial, Inc. (a)	26,097	711,143
Bridgewater Bancshares, Inc. (a)	11,530	133,056
Capitol Federal Financial, Inc.	59,838	823,969
Columbia Financial, Inc. (a)	24,437	368,999
Dime Community Bancshares, Inc.	15,501	294,364
Essent Group, Ltd. (a)	42,794	2,010,890
Federal Agricultural Mortgage Corp. - Class C	4,263	309,750
First Defiance Financial Corp.	10,076	287,871
Flagstar Bancorp, Inc.	12,717	421,441
Hingham Institution for Savings	716	141,775

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Thrifts & Mortgage Finance—(Continued)
Home Bancorp, Inc.	3,086	$118,749
HomeStreet, Inc. (a)	12,382	367,003
Kearny Financial Corp.	41,863	556,359
Meridian Bancorp, Inc.	23,292	416,694
Meta Financial Group, Inc.	16,799	471,212
Mr Cooper Group, Inc. (a) (b)	33,464	268,047
NMI Holdings, Inc. - Class A (a)	31,082	882,418
Northfield Bancorp, Inc.	19,366	302,303
Northwest Bancshares, Inc.	45,193	795,849
OceanFirst Financial Corp.	22,048	547,893
Ocwen Financial Corp. (a)	59,576	123,322
Oritani Financial Corp.	16,857	299,043
PCSB Financial Corp.	6,336	128,304
PennyMac Financial Services, Inc.	11,764	260,926
Provident Financial Services, Inc.	27,899	676,551
Radian Group, Inc.	93,977	2,147,375
Southern Missouri Bancorp, Inc.	3,592	125,109
Territorial Bancorp, Inc.	4,024	124,342
TrustCo Bank Corp.	42,750	338,580
United Community Financial Corp.	24,319	232,733
United Financial Bancorp, Inc.	21,901	310,556
Walker & Dunlop, Inc.	12,545	667,519
Washington Federal, Inc.	37,253	1,301,247
Waterstone Financial, Inc.	10,900	185,954
WSFS Financial Corp.	23,571	973,482

		18,124,828

Tobacco—0.2%
22nd Century Group, Inc. (a) (b)	55,642	116,292
Turning Point Brands, Inc.	4,000	195,920
Universal Corp.	11,116	675,519
Vector Group, Ltd.	48,459	472,475

		1,460,206

Trading Companies & Distributors—1.3%
Aircastle, Ltd.	23,576	501,226
Applied Industrial Technologies, Inc.	17,086	1,051,302
Beacon Roofing Supply, Inc. (a) (b)	30,195	1,108,760
BMC Stock Holdings, Inc. (a)	31,129	659,935
CAI International, Inc. (a)	8,107	201,216
DXP Enterprises, Inc. (a)	6,978	264,396
Foundation Building Materials, Inc. (a)	7,141	126,967
GATX Corp. (b)	16,296	1,292,110
GMS, Inc. (a)	14,993	329,846
H&E Equipment Services, Inc.	15,412	448,335
Herc Holdings, Inc. (a)	11,071	507,384
Kaman Corp.	12,375	788,164
MRC Global, Inc. (a)	38,704	662,612
NOW, Inc. (a)	51,271	756,760
Rush Enterprises, Inc. - Class A	12,945	472,751
SiteOne Landscape Supply, Inc. (a) (b)	17,769	1,231,392
Systemax, Inc.	5,954	131,941
Textainer Group Holdings, Ltd. (a)	11,532	116,243
Titan Machinery, Inc. (a)	9,306	191,517
Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Triton International, Ltd.	25,386	831,645
Veritiv Corp. (a)	5,727	111,218

		11,785,720

Water Utilities—0.5%
American States Water Co.	16,383	1,232,657
AquaVenture Holdings, Ltd. (a)	6,106	121,937
Artesian Resources Corp. - Class A	3,766	139,982
California Water Service Group	20,902	1,058,268
Connecticut Water Service, Inc.	6,298	439,097
Middlesex Water Co.	7,497	444,197
SJW Group	11,878	721,826
York Water Co. (The)	6,695	239,146

		4,397,110

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc. (a)	20,091	361,035
Shenandoah Telecommunications Co.	21,561	830,530
Spok Holdings, Inc.	8,518	128,111

		1,319,676

Total Common Stocks (Cost $660,531,691)		882,511,463

Mutual Fund—1.8%

Investment Company Security—1.8%
iShares Russell 2000 Index Fund (b) (Cost $15,128,948)	105,400	16,389,700

Rights—0.0%

Biotechnology—0.0%
Tobira Therapeutics, Inc., Expires 12/31/28 (a) (e) (f)	4,660	37,094

Chemicals—0.0%
A. Schulman, Inc.	12,704	5,501

Total Rights (Cost $5,781)		42,595

Short-Term Investments—1.5%

Discount Notes—0.6%
Fannie Mae 1.535%, 07/03/19 (g)	975,000	974,881
Federal Home Loan Bank
1.953%, 07/08/19 (g)	1,025,000	1,024,561
2.025%, 07/17/19 (g)	325,000	324,682
2.051%, 07/12/19 (g)	650,000	649,563
2.074%, 07/16/19 (g)	500,000	499,542
2.246%, 07/19/19 (g)	2,350,000	2,347,415

		5,820,644

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—0.9%
U.S. Treasury Bills
2.006%, 07/23/19 (g)	125,000	$124,841
2.236%, 07/30/19 (g)	8,100,000	8,086,353

		8,211,194

Total Short-Term Investments (Cost $14,030,481)		14,031,838

Securities Lending Reinvestments (h)—20.7%

Bank Note—0.2%
Bank of America N.A. 2.624%, 1M LIBOR + 0.230%, 07/15/19 (d)	2,000,000	2,009,009

Certificates of Deposit—15.0%
ABN AMRO Bank NV Zero Coupon, 07/05/19	3,964,930	3,998,120
Banco Del Estado De Chile New York 2.564%, 1M LIBOR + 0.160%, 11/22/19 (d)	3,000,000	3,000,255
Banco Santander S.A. 2.590%, 07/16/19	3,000,000	3,000,387
Bank of Montreal (Chicago)
2.512%, 1M LIBOR + 0.100%, 10/11/19 (d)	2,000,000	2,000,066
2.590%, SOFR + 0.170%, 02/07/20 (d)	2,000,000	2,000,112
Bank of Nova Scotia 2.564%, 1M LIBOR + 0.170%, 05/15/20 (d)	5,000,000	4,999,540
Barclays Bank plc 3.000%, 09/19/19	2,040,542	2,002,682
BNP Paribas S.A. New York
2.534%, 1M LIBOR + 0.140%, 09/16/19 (d)	2,000,000	2,000,084
2.615%, 3M LIBOR + 0.050%, 11/06/19 (d)	1,000,000	1,000,368
Canadian Imperial Bank of Commerce 2.660%, 1M LIBOR + 0.270%, 07/19/19 (d)	4,000,000	4,000,352
Chiba Bank, Ltd.
2.400%, 09/19/19	2,000,000	2,000,040
2.450%, 08/12/19	2,000,000	2,000,316
Commonwealth Bank of Australia 2.621%, 1M LIBOR + 0.210%, 09/13/19 (d)	5,000,000	5,001,600
Cooperative Rabobank UA 2.739%, 3M LIBOR + 0.150%, 01/08/20 (d)	5,000,000	5,001,960
Credit Agricole S.A. 2.593%, 1M LIBOR + 0.210%, 12/20/19 (d)	3,000,000	3,001,518
Credit Industriel et Commercial
2.590%, 1M LIBOR + 0.160%, 03/05/20 (d)	4,000,000	4,000,296
2.687%, 3M LIBOR + 0.090%, 10/15/19 (d)	3,000,000	3,000,831
HSBC Bank USA, N.A. 2.565%, 3M LIBOR + 0.000%, 08/05/19 (d)	3,000,000	2,999,760
Industrial & Commercial Bank of China, Ltd.
2.620%, 09/03/19	1,000,000	1,000,158
2.630%, 08/28/19	3,000,000	3,000,984
2.660%, 07/15/19	4,000,000	4,000,468
2.670%, 08/01/19	1,000,000	1,000,216
KBC Bank NV Zero Coupon, 10/25/19	3,948,000	3,970,539
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/09/19	993,475	997,270

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd. 2.524%, 1M LIBOR + 0.120%, 11/27/19 (d)	5,000,000	5,001,285
MUFG Bank Ltd. 2.574%, 1M LIBOR + 0.170%, 02/24/20 (d)	5,000,000	5,000,015
Norinchukin Bank, New York Zero Coupon, 07/10/19	1,986,698	1,998,420
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	8,000,000	8,002,312
Societe Generale
2.663%, 1M LIBOR + 0.280%, 06/19/20 (d)	2,000,000	1,999,980
2.723%, 3M LIBOR + 0.200%, 08/21/19 (d)	4,001,573	4,002,388
2.730%, FEDEFF PRV + 0.350%, 06/19/20 (d)	2,000,000	1,999,994
Standard Chartered Bank 2.660%, 08/23/19	6,000,000	6,002,778
Sumitomo Mitsui Banking Corp.
2.542%, 1M LIBOR + 0.130%, 12/09/19 (d)	2,000,000	2,000,098
2.589%, 1M LIBOR + 0.170%, 08/07/19 (d)	2,000,014	2,000,210
Sumitomo Mitsui Trust Bank, Ltd.
2.523%, 1M LIBOR + 0.140%, 11/20/19 (d)	3,000,000	3,000,300
2.689%, 3M LIBOR + 0.100%, 07/08/19 (d)	3,000,000	3,000,216
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 10/17/19	1,973,515	1,985,780
Svenska Handelsbanken AB
2.592%, 1M LIBOR + 0.180%, 06/05/20 (d)	2,000,000	2,000,380
2.702%, 1M LIBOR + 0.300%, 10/31/19 (d)	2,000,000	2,001,458
Toronto-Dominion Bank 2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	7,000,000	7,002,492
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (d)	4,000,000	4,000,540
Wells Fargo Bank N.A. 2.796%, 3M LIBOR + 0.210%, 10/25/19 (d)	1,520,000	1,521,206
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (d)	5,000,000	4,999,972

		136,497,746

Commercial Paper—2.8%
Agricultural Bank of China 2.610%, 08/13/19	4,966,650	4,983,375
China Construction Bank Corp.
2.620%, 09/03/19	993,304	995,219
2.650%, 07/26/19	993,522	997,983
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (d)	2,000,000	2,000,398
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (d)	4,000,000	4,001,012
LMA S.A. & LMA Americas, Corp. 2.750%, 08/05/19	1,479,146	1,496,151
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (d)	2,000,000	1,999,990
Starbird Funding Corp. 2.600%, 07/01/19	999,802	999,795
Toronto-Dominion Bank 2.780%, 1M LIBOR + 0.350%, 11/05/19 (d)	2,000,000	2,001,950
Toyota Motor Credit Corp. 2.620%, 08/29/19	2,961,355	2,987,835

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Westpac Banking Corp. 2.630%, 3M LIBOR + 0.070%, 08/07/19 (d)	3,000,000	$3,001,131

		25,464,839

Repurchase Agreements—2.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $4,928,039; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $5,025,636.	4,927,094	4,927,094
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $3,525,680; collateralized by various Common Stock with an aggregate market value of $3,850,000.	3,500,000	3,500,000
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $12,596,938; collateralized by various Common Stock with an aggregate market value of $13,753,405.	12,500,000	12,500,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $1,002,635; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $50,134; collateralized by various Common Stock with an aggregate market value of $55,000.	50,000	50,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $300,065; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $51,744; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $52,767.	51,732	51,732
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $200,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $204,807.	200,000	200,000
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $700,144; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $754,298.	700,000	700,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $600,124; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $646,541.	600,000	600,000

		23,828,826

Time Deposit—0.1%
Royal Bank of Canada 2.500%, 07/01/19	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $188,758,329)		188,800,420

Total Investments—120.8% (Cost $878,455,230)		1,101,776,016
Other assets and liabilities (net)—(20.8)%		(189,904,669)

Net Assets—100.0%		$911,871,347

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $163,623,117 and the collateral received consisted of cash in the amount of $188,651,353 and non-cash collateral with a value of $9,672,199. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2019, the market value of securities pledged was $2,454,723.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, these securities represent less than 0.05% of net assets.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
Russell 2000 Index E-Mini Futures	09/20/19	178	USD	13,947,190	$109,212

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$11,418,493	$—	$—	$11,418,493
Air Freight & Logistics	2,918,585	—	—	2,918,585
Airlines	4,252,547	—	—	4,252,547
Auto Components	10,566,525	—	—	10,566,525
Automobiles	578,475	—	—	578,475
Banks	84,986,759	—	—	84,986,759
Beverages	3,007,461	—	—	3,007,461
Biotechnology	69,921,618	—	—	69,921,618
Building Products	12,287,196	—	—	12,287,196
Capital Markets	13,086,433	—	—	13,086,433
Chemicals	17,438,959	—	—	17,438,959
Commercial Services & Supplies	23,672,452	—	—	23,672,452
Communications Equipment	9,877,946	—	—	9,877,946
Construction & Engineering	10,078,132	—	—	10,078,132
Construction Materials	1,346,234	—	—	1,346,234
Consumer Finance	6,176,803	—	—	6,176,803
Containers & Packaging	910,635	—	—	910,635
Distributors	1,058,798	—	—	1,058,798
Diversified Consumer Services	9,333,728	—	—	9,333,728
Diversified Financial Services	1,796,259	—	—	1,796,259
Diversified Telecommunication Services	5,575,758	—	—	5,575,758
Electric Utilities	9,231,439	—	—	9,231,439

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electrical Equipment	$8,461,046	$—	$—	$8,461,046
Electronic Equipment, Instruments & Components	22,179,230	—	—	22,179,230
Energy Equipment & Services	12,157,907	—	—	12,157,907
Entertainment	2,196,527	—	—	2,196,527
Equity Real Estate Investment Trusts	62,430,381	—	—	62,430,381
Food & Staples Retailing	5,673,580	—	—	5,673,580
Food Products	10,290,974	—	—	10,290,974
Gas Utilities	11,035,985	—	—	11,035,985
Health Care Equipment & Supplies	33,953,632	—	—	33,953,632
Health Care Providers & Services	17,925,399	—	—	17,925,399
Health Care Technology	9,142,524	—	—	9,142,524
Hotels, Restaurants & Leisure	23,872,731	—	—	23,872,731
Household Durables	14,038,711	—	—	14,038,711
Household Products	1,596,083	—	—	1,596,083
Independent Power and Renewable Electricity Producers	3,466,407	—	—	3,466,407
Industrial Conglomerates	570,420	—	—	570,420
Insurance	20,638,814	—	—	20,638,814
Interactive Media & Services	4,572,604	—	—	4,572,604
Internet & Direct Marketing Retail	5,349,245	—	—	5,349,245
IT Services	20,213,430	—	—	20,213,430
Leisure Products	3,284,376	—	—	3,284,376
Life Sciences Tools & Services	6,484,587	—	—	6,484,587
Machinery	36,071,951	—	—	36,071,951
Marine	1,082,368	—	—	1,082,368
Media	8,460,619	—	—	8,460,619
Metals & Mining	11,085,256	0	—	11,085,256
Mortgage Real Estate Investment Trusts	11,426,897	—	—	11,426,897
Multi-Utilities	5,474,373	—	—	5,474,373
Multiline Retail	947,996	—	—	947,996
Oil, Gas & Consumable Fuels	23,355,775	373,756	—	23,729,531
Paper & Forest Products	3,759,864	—	—	3,759,864
Personal Products	2,621,748	—	—	2,621,748
Pharmaceuticals	13,998,556	—	—	13,998,556
Professional Services	14,521,406	—	—	14,521,406
Real Estate Management & Development	6,589,299	—	—	6,589,299
Road & Rail	3,730,147	—	—	3,730,147
Semiconductors & Semiconductor Equipment	19,333,595	—	—	19,333,595
Software	41,772,957	—	—	41,772,957
Specialty Retail	20,986,451	—	—	20,986,451
Technology Hardware, Storage & Peripherals	3,084,376	—	—	3,084,376
Textiles, Apparel & Luxury Goods	7,690,705	—	—	7,690,705
Thrifts & Mortgage Finance	18,124,828	—	—	18,124,828
Tobacco	1,460,206	—	—	1,460,206
Trading Companies & Distributors	11,785,720	—	—	11,785,720
Water Utilities	4,397,110	—	—	4,397,110
Wireless Telecommunication Services	1,319,676	—	—	1,319,676
Total Common Stocks	882,137,707	373,756	—	882,511,463
Total Mutual Fund*	16,389,700	—	—	16,389,700
Rights
Biotechnology	—	—	37,094	37,094
Chemicals	—	5,501	—	5,501
Total Rights	—	5,501	37,094	42,595
Total Short-Term Investments*	—	14,031,838	—	14,031,838
Total Securities Lending Reinvestments*	—	188,800,420	—	188,800,420
Total Investments	$898,527,407	$203,211,515	$37,094	$1,101,776,016

Collateral for Securities Loaned (Liability)	$—	$(188,651,353)	$—	$(188,651,353)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$109,212	$—	$—	$109,212

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2019 is not presented.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$1,101,776,016
Cash	25,242
Receivable for:
Investments sold	78,300,197
Fund shares sold	772,531
Dividends	848,626
Variation margin on futures contracts	153,975

Total Assets	1,181,876,587
Liabilities
Collateral for securities loaned	188,651,353
Payables for:
Investments purchased	80,410,633
Fund shares redeemed	275,963
Accrued Expenses:
Management fees	180,175
Distribution and service fees	85,221
Deferred trustees’ fees	127,036
Other expenses	274,859

Total Liabilities	270,005,240

Net Assets	$911,871,347

Net Assets Consist of:
Paid in surplus	$642,574,629
Distributable earnings (Accumulated losses)	269,296,718

Net Assets	$911,871,347

Net Assets
Class A	$505,356,094
Class B	225,635,881
Class E	24,440,737
Class G	156,438,635
Capital Shares Outstanding*
Class A	26,712,272
Class B	12,262,421
Class E	1,300,693
Class G	8,542,180
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.92
Class B	18.40
Class E	18.79
Class G	18.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $878,455,230.
(b)	Includes securities loaned at value of $163,623,117.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$6,656,494
Interest	97,060
Securities lending income	717,791

Total investment income	7,471,345
Expenses
Management fees	1,113,803
Administration fees	22,198
Custodian and accounting fees	55,296
Distribution and service fees—Class B	280,854
Distribution and service fees—Class E	18,207
Distribution and service fees—Class G	227,150
Audit and tax services	23,968
Legal	22,462
Trustees’ fees and expenses	31,323
Shareholder reporting	87,930
Insurance	3,224
Miscellaneous	48,903

Total expenses	1,935,318
Less management fee waiver	(9,879)

Net expenses	1,925,439

Net Investment Income	5,545,906

Net Realized and Unrealized Gain
Net realized gain on:
Investments	44,900,058
Futures contracts	46

Net realized gain	44,900,104

Net change in unrealized appreciation on:
Investments	85,080,104
Futures contracts	249,343

Net change in unrealized appreciation	85,329,447

Net realized and unrealized gain	130,229,551

Net Increase in Net Assets From Operations	$135,775,457

(a)	Net of foreign withholding taxes of $844.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,545,906	$10,195,098
Net realized gain	44,900,104	86,969,323
Net change in unrealized appreciation (depreciation)	85,329,447	(191,395,498)

Increase (decrease) in net assets from operations	135,775,457	(94,231,077)

From Distributions to Shareholders
Class A	(53,523,399)	(41,433,317)
Class B	(23,936,945)	(19,552,744)
Class E	(2,573,729)	(2,137,411)
Class G	(16,504,450)	(12,083,917)

Total distributions	(96,538,523)	(75,207,389)

Increase (decrease) in net assets from capital share transactions	67,795,312	(10,258,796)

Total increase (decrease) in net assets	107,032,246	(179,697,262)

Net Assets
Beginning of period	804,839,101	984,536,363

End of period	$911,871,347	$804,839,101

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,157,986	$24,139,907	2,089,324	$45,001,947
Reinvestments	2,918,397	53,523,399	1,853,840	41,433,317
Redemptions	(1,708,180)	(34,810,350)	(4,238,089)	(93,485,795)

Net increase (decrease)	2,368,203	$42,852,956	(294,925)	$(7,050,531)

Class B
Sales	187,466	$3,632,403	696,527	$14,021,234
Reinvestments	1,341,757	23,936,945	896,915	19,552,744
Redemptions	(919,051)	(18,380,372)	(2,015,203)	(43,828,289)

Net increase (decrease)	610,172	$9,188,976	(421,761)	$(10,254,311)

Class E
Sales	48,548	$975,152	146,139	$3,141,616
Reinvestments	141,336	2,573,729	96,236	2,137,411
Redemptions	(104,089)	(2,110,408)	(338,328)	(7,307,187)

Net increase (decrease)	85,795	$1,438,473	(95,953)	$(2,028,160)

Class G
Sales	621,111	$12,196,359	1,216,007	$25,584,159
Reinvestments	929,828	16,504,450	556,606	12,083,917
Redemptions	(723,302)	(14,385,902)	(1,329,824)	(28,593,870)

Net increase	827,637	$14,314,907	442,789	$9,074,206

Increase (decrease) derived from capital shares transactions		$67,795,312		$(10,258,796)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$18.13		$21.98	$20.22	$17.98	$20.11	$19.83

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.26	0.25	0.25 (b)	0.26	0.24
Net realized and unrealized gain (loss)	2.89		(2.34)	2.61	3.33	(0.98)	0.71

Total income (loss) from investment operations	3.03		(2.08)	2.86	3.58	(0.72)	0.95

Less Distributions
Distributions from net investment income	(0.25)		(0.25)	(0.26)	(0.26)	(0.25)	(0.23)
Distributions from net realized capital gains	(1.99)		(1.52)	(0.84)	(1.08)	(1.16)	(0.44)

Total distributions	(2.24)		(1.77)	(1.10)	(1.34)	(1.41)	(0.67)

Net Asset Value, End of Period	$18.92		$18.13	$21.98	$20.22	$17.98	$20.11

Total Return (%) (c)	17.08	(d)	(10.97)	14.67	21.28	(4.27)	5.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.32	(e)	0.31	0.31	0.31	0.31	0.32
Net ratio of expenses to average net assets (%) (f)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.36	(e)	1.17	1.19	1.40 (b)	1.35	1.26
Portfolio turnover rate (%)	12	(d)	26	20	24	27	24
Net assets, end of period (in millions)	$505.4		$441.5	$541.5	$513.7	$459.0	$488.3

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.66		$21.45	$19.76	$17.60	$19.71	$19.45

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.20	0.19	0.20 (b)	0.21	0.19
Net realized and unrealized gain (loss)	2.81		(2.27)	2.55	3.25	(0.96)	0.69

Total income (loss) from investment operations	2.92		(2.07)	2.74	3.45	(0.75)	0.88

Less Distributions
Distributions from net investment income	(0.19)		(0.20)	(0.21)	(0.21)	(0.20)	(0.18)
Distributions from net realized capital gains	(1.99)		(1.52)	(0.84)	(1.08)	(1.16)	(0.44)

Total distributions	(2.18)		(1.72)	(1.05)	(1.29)	(1.36)	(0.62)

Net Asset Value, End of Period	$18.40		$17.66	$21.45	$19.76	$17.60	$19.71

Total Return (%) (c)	16.92	(d)	(11.18)	14.39	20.96	(4.49)	4.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.56	0.56	0.56	0.56	0.57
Net ratio of expenses to average net assets (%) (f)	0.56	(e)	0.56	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	1.11	(e)	0.92	0.94	1.15 (b)	1.10	1.01
Portfolio turnover rate (%)	12	(d)	26	20	24	27	24
Net assets, end of period (in millions)	$225.6		$205.8	$259.0	$246.6	$220.8	$240.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$18.01		$21.84	$20.10	$17.88	$20.00	$19.72

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.22	0.21	0.22 (b)	0.23	0.21
Net realized and unrealized gain (loss)	2.86		(2.31)	2.60	3.31	(0.98)	0.71

Total income (loss) from investment operations	2.98		(2.09)	2.81	3.53	(0.75)	0.92

Less Distributions
Distributions from net investment income	(0.21)		(0.22)	(0.23)	(0.23)	(0.21)	(0.20)
Distributions from net realized capital gains	(1.99)		(1.52)	(0.84)	(1.08)	(1.16)	(0.44)

Total distributions	(2.20)		(1.74)	(1.07)	(1.31)	(1.37)	(0.64)

Net Asset Value, End of Period	$18.79		$18.01	$21.84	$20.10	$17.88	$20.00

Total Return (%) (c)	16.94	(d)	(11.08)	14.50	21.09	(4.39)	4.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.47	(e)	0.46	0.46	0.46	0.46	0.47
Net ratio of expenses to average net assets (%) (f)	0.46	(e)	0.46	0.46	0.46	0.46	0.46
Ratio of net investment income to average net assets (%)	1.21	(e)	1.01	1.04	1.25 (b)	1.19	1.10
Portfolio turnover rate (%)	12	(d)	26	20	24	27	24
Net assets, end of period (in millions)	$24.4		$21.9	$28.6	$27.8	$25.0	$28.7

	Class G
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.59		$21.37	$19.70	$17.54	$19.65	$19.40

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.19	0.18	0.19 (b)	0.20	0.18
Net realized and unrealized gain (loss)	2.80		(2.26)	2.54	3.24	(0.96)	0.69

Total income (loss) from investment operations	2.90		(2.07)	2.72	3.43	(0.76)	0.87

Less Distributions
Distributions from net investment income	(0.19)		(0.19)	(0.21)	(0.19)	(0.19)	(0.18)
Distributions from net realized capital gains	(1.99)		(1.52)	(0.84)	(1.08)	(1.16)	(0.44)

Total distributions	(2.18)		(1.71)	(1.05)	(1.27)	(1.35)	(0.62)

Net Asset Value, End of Period	$18.31		$17.59	$21.37	$19.70	$17.54	$19.65

Total Return (%) (c)	16.84	(d)	(11.20)	14.30	20.92	(4.54)	4.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(e)	0.61	0.61	0.61	0.61	0.62
Net ratio of expenses to average net assets (%) (f)	0.61	(e)	0.61	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%)	1.06	(e)	0.88	0.89	1.10 (b)	1.04	0.96
Portfolio turnover rate (%)	12	(d)	26	20	24	27	24
Net assets, end of period (in millions)	$156.4		$135.7	$155.4	$145.1	$131.0	$144.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $23,828,826. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(169,204,170)	$—	$—	$—	$(169,204,170)
Mutual Funds	(19,447,183)	—	—	—	(19,447,183)
Total	$(188,651,353)	$—	$—	$—	$(188,651,353)
Total Borrowings	$(188,651,353)	$—	$—	$—	$(188,651,353)
Gross amount of recognized liabilities for securities lending transactions					$(188,651,353)

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2019 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$109,212

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$46

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$249,343

For the six months ended June 30, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$9,417,185

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$105,912,658	$0	$134,428,435

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2019 were $1,113,803.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2019 were $158,451.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$883,059,803

Gross unrealized appreciation	295,841,683
Gross unrealized depreciation	(77,016,258)

Net unrealized appreciation (depreciation)	$218,825,425

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$17,802,707	$10,697,682	$57,404,682	$38,323,913	$75,207,389	$49,021,595

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$10,052,786	$86,482,802	$133,636,109	$—	$230,171,697

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-34

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B, D, E and G shares of the Brighthouse Stock Index Portfolio returned 18.37%, 18.24%, 18.34%, 18.28% and 18.23%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 18.54%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2019, equity markets reacted favorably to progress in trade talks with China, a more dovish Federal Reserve, and the strength of corporate earnings. Companies that reported better than expected earnings included Goldman Sachs, American Express, IBM, and Procter & Gamble. Energy stocks rallied as crude prices climbed after Saudi Arabia formally implemented production constraints. Financial stocks were hurt by the yield curve inverting for the first time since 2007. Equity markets extended their rally as the U.S. and Mexico agreed on an immigration enforcement deal and on increasing expectations for easier monetary policy. Federal Reserve official comments stating that they expected to keep rates unchanged for the rest of the year reassured the markets. Equity markets also reacted favorably to optimism around the meeting between President Trump and China President Xi during the G20 summit. Factors that weighed on the equity markets included continued concerns about Brexit (U.K. plan to leave the European Union), geopolitical tensions between India and Pakistan, and the International Monetary Fund downgrading its global growth forecast to the lowest level since the financial crisis.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and decided to maintain the target range for the Federal Funds Rate at 2.25%—2.50%. The FOMC stated that the labor market remained strong and that economic activity was rising at a moderate rate. The FOMC also stated that job gains had been solid, and the unemployment rate had remained low.

All eleven sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2019. Information Technology (20.1% beginning weight in the benchmark), up 27.1%, was the best-performing sector and had the largest positive impact on the benchmark return. Consumer Discretionary (9.9% beginning weight), up 21.8%; and Industrials (9.2% beginning weight), up 21.4%, were the next best-performing sectors. Health Care (15.5% beginning weight), up 8.1%; and Energy (5.3% beginning weight), up 13.1%, were the worst performing sectors on a relative basis.

The stocks with the largest positive impact to the benchmark return for the first half of the year were Microsoft, up 32.9%; Apple, up 26.5%; and Amazon, up 26.1%. The stocks with the largest negative impact were Biogen, down 22.3%; Abbvie, down 19.1%; and CVS, down 15.4%.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value (NAV) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	18.37	10.16	10.44	14.42	—
Class B	18.24	9.90	10.17	14.13	—
Class D	18.34	10.07	10.33	14.30	—
Class E	18.28	10.00	10.28	14.24	—
Class G	18.23	9.85	—	—	9.91
S&P 500 Index	18.54	10.42	10.71	14.70	—

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Microsoft Corp.	4.1
Apple, Inc.	3.5
Amazon.com, Inc.	3.1
Facebook, Inc. - Class A	1.9
Berkshire Hathaway, Inc. - Class B	1.7
Johnson & Johnson	1.5
SPDR S&P 500 ETF Trust	1.5
JPMorgan Chase & Co.	1.5
Alphabet, Inc. - Class C	1.3
Alphabet, Inc. - Class A	1.3

Top Sectors

% of Net Assets
Information Technology	21.1
Financials	14.3
Health Care	13.9
Consumer Discretionary	10.0
Communication Services	10.0
Industrials	9.2
Consumer Staples	7.1
Energy	4.9
Utilities	3.2
Real Estate	3.0

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.27%	$1,000.00	$1,183.70	$1.46
	Hypothetical*	0.27%	$1,000.00	$1,023.46	$1.35

Class B (a)	Actual	0.52%	$1,000.00	$1,182.40	$2.81
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class D (a)	Actual	0.37%	$1,000.00	$1,183.40	$2.00
	Hypothetical*	0.37%	$1,000.00	$1,022.96	$1.86

Class E (a)	Actual	0.42%	$1,000.00	$1,182.80	$2.27
	Hypothetical*	0.42%	$1,000.00	$1,022.71	$2.11

Class G (a)	Actual	0.57%	$1,000.00	$1,182.30	$3.08
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
Arconic, Inc.	110,057	$2,841,672
Boeing Co. (The)	144,227	52,500,070
General Dynamics Corp.	74,847	13,608,681
Huntington Ingalls Industries, Inc. (a)	11,454	2,574,172
L3 Technologies, Inc.	21,900	5,369,223
L3Harris Technologies, Inc. (a)	32,560	6,158,073
Lockheed Martin Corp.	67,755	24,631,653
Northrop Grumman Corp.	46,804	15,122,840
Raytheon Co.	76,777	13,349,985
Textron, Inc.	64,158	3,402,940
TransDigm Group, Inc. (a) (b)	13,486	6,524,527
United Technologies Corp.	223,580	29,110,116

		175,193,952

Air Freight & Logistics—0.5%
C.H. Robinson Worldwide, Inc. (a)	37,642	3,175,103
Expeditors International of Washington, Inc.	47,408	3,596,371
FedEx Corp. (a)	66,079	10,849,511
United Parcel Service, Inc. - Class B	192,265	19,855,206

		37,476,191

Airlines—0.4%
Alaska Air Group, Inc. (a)	34,042	2,175,624
American Airlines Group, Inc. (a)	109,126	3,558,599
Delta Air Lines, Inc.	164,205	9,318,634
Southwest Airlines Co.	134,720	6,841,082
United Continental Holdings, Inc. (a) (b)	60,924	5,333,896

		27,227,835

Auto Components—0.1%
Aptiv plc (a)	71,069	5,744,507
BorgWarner, Inc.	57,130	2,398,318

		8,142,825

Automobiles—0.4%
Ford Motor Co.	1,080,145	11,049,883
General Motors Co.	363,597	14,009,393
Harley-Davidson, Inc. (a)	43,846	1,571,002

		26,630,278

Banks—5.4%
Bank of America Corp.	2,437,374	70,683,846
BB&T Corp.	211,117	10,372,178
Citigroup, Inc.	637,406	44,637,542
Citizens Financial Group, Inc.	126,340	4,467,382
Comerica, Inc. (a)	42,492	3,086,619
Fifth Third Bancorp	200,431	5,592,025
First Republic Bank	45,420	4,435,263
Huntington Bancshares, Inc. (a)	288,439	3,986,227
JPMorgan Chase & Co.	894,166	99,967,759
KeyCorp	277,923	4,933,133
M&T Bank Corp. (a)	37,658	6,404,496
People’s United Financial, Inc. (a)	108,705	1,824,070
PNC Financial Services Group, Inc. (The)	124,434	17,082,299
Regions Financial Corp.	279,284	4,172,503

Banks—(Continued)
SunTrust Banks, Inc.	122,335	7,688,755
SVB Financial Group (b)	14,422	3,239,037
U.S. Bancorp	412,504	21,615,210
Wells Fargo & Co.	1,114,934	52,758,677
Zions Bancorp N.A. (a)	50,322	2,313,806

		369,260,827

Beverages—1.8%
Brown-Forman Corp. - Class B (a)	45,851	2,541,521
Coca-Cola Co. (The)	1,058,317	53,889,502
Constellation Brands, Inc. - Class A	46,089	9,076,768
Molson Coors Brewing Co. - Class B (a)	51,761	2,898,616
Monster Beverage Corp. (a) (b)	107,878	6,885,853
PepsiCo, Inc. (a)	386,397	50,668,238

		125,960,498

Biotechnology—2.1%
AbbVie, Inc.	407,486	29,632,382
Alexion Pharmaceuticals, Inc. (b)	61,808	8,095,612
Amgen, Inc.	168,122	30,981,522
Biogen, Inc. (b)	53,445	12,499,182
Celgene Corp. (b)	194,397	17,970,059
Gilead Sciences, Inc.	350,490	23,679,104
Incyte Corp. (b)	49,059	4,168,053
Regeneron Pharmaceuticals, Inc. (a) (b)	21,677	6,784,901
Vertex Pharmaceuticals, Inc. (b)	70,597	12,946,078

		146,756,893

Building Products—0.3%
A.O. Smith Corp. (a)	38,902	1,834,619
Allegion plc	25,895	2,862,692
Fortune Brands Home & Security, Inc.	38,556	2,202,704
Johnson Controls International plc	219,348	9,061,266
Masco Corp.	80,913	3,175,026

		19,136,307

Capital Markets—2.6%
Affiliated Managers Group, Inc. (a)	14,112	1,300,280
Ameriprise Financial, Inc. (a)	36,909	5,357,711
Bank of New York Mellon Corp. (The)	242,814	10,720,238
BlackRock, Inc.	32,796	15,391,163
Cboe Global Markets, Inc.	30,791	3,190,871
Charles Schwab Corp. (The)	327,502	13,162,305
CME Group, Inc.	98,671	19,153,028
E*Trade Financial Corp.	67,440	3,007,824
Franklin Resources, Inc. (a)	81,143	2,823,776
Goldman Sachs Group, Inc. (The)	93,781	19,187,593
Intercontinental Exchange, Inc.	155,423	13,357,053
Invesco, Ltd. (a)	110,416	2,259,111
MarketAxess Holdings, Inc.	10,391	3,339,875
Moody’s Corp.	45,467	8,880,160
Morgan Stanley	352,404	15,438,819
MSCI, Inc.	23,341	5,573,597
Nasdaq, Inc. (a)	31,972	3,074,747
Northern Trust Corp.	60,000	5,400,000

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Raymond James Financial, Inc.	34,829	$2,944,792
S&P Global, Inc.	67,830	15,450,996
State Street Corp.	102,858	5,766,220
T. Rowe Price Group, Inc.	65,182	7,151,117

		181,931,276

Chemicals—2.0%
Air Products & Chemicals, Inc.	60,677	13,735,453
Albemarle Corp. (a)	29,205	2,056,324
Celanese Corp.	34,899	3,762,112
CF Industries Holdings, Inc.	60,937	2,846,367
Corteva, Inc. (b)	206,402	6,103,307
Dow, Inc. (b)	206,405	10,177,831
DuPont de Nemours, Inc.	206,397	15,494,223
Eastman Chemical Co.	38,197	2,972,873
Ecolab, Inc.	69,917	13,804,412
FMC Corp.	36,290	3,010,256
International Flavors & Fragrances, Inc. (a)	27,938	4,053,524
Linde plc	149,608	30,041,286
LyondellBasell Industries NV - Class A	83,702	7,209,253
Mosaic Co. (The)	97,831	2,448,710
PPG Industries, Inc.	65,079	7,595,370
Sherwin-Williams Co. (The) (a)	22,393	10,262,488

		135,573,789

Commercial Services & Supplies—0.4%
Cintas Corp. (a)	23,348	5,540,247
Copart, Inc. (a) (b)	55,574	4,153,601
Republic Services, Inc.	59,390	5,145,549
Rollins, Inc. (a)	40,626	1,457,255
Waste Management, Inc.	107,694	12,424,657

		28,721,309

Communications Equipment—1.2%
Arista Networks, Inc. (a) (b)	14,573	3,783,442
Cisco Systems, Inc.	1,179,937	64,577,952
F5 Networks, Inc. (b)	16,454	2,396,196
Juniper Networks, Inc.	94,909	2,527,427
Motorola Solutions, Inc.	45,422	7,573,210

		80,858,227

Construction & Engineering—0.1%
Jacobs Engineering Group, Inc. (a)	31,630	2,669,256
Quanta Services, Inc. (a)	39,163	1,495,635

		4,164,891

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	17,222	3,962,955
Vulcan Materials Co. (a)	36,410	4,999,457

		8,962,412

Consumer Finance—0.7%
American Express Co.	188,748	23,299,053
Capital One Financial Corp.	129,439	11,745,295

Consumer Finance—(Continued)
Discover Financial Services (a)	89,232	6,923,511
Synchrony Financial	174,802	6,060,385

		48,028,244

Containers & Packaging—0.4%
AMCOR plc (b)	447,385	5,140,454
Avery Dennison Corp.	23,268	2,691,642
Ball Corp. (a)	92,268	6,457,837
International Paper Co. (a)	109,520	4,744,406
Packaging Corp. of America	26,046	2,482,705
Sealed Air Corp. (a)	42,918	1,836,032
WestRock Co.	70,851	2,583,936

		25,937,012

Distributors—0.1%
Genuine Parts Co. (a)	40,261	4,170,234
LKQ Corp. (a) (b)	86,549	2,303,069

		6,473,303

Diversified Consumer Services—0.0%
H&R Block, Inc. (a)	56,035	1,641,826

Diversified Financial Services—1.7%
Berkshire Hathaway, Inc. - Class B (b)	534,134	113,861,345
Jefferies Financial Group, Inc.	69,840	1,343,023

		115,204,368

Diversified Telecommunication Services—2.0%
AT&T, Inc.	2,011,613	67,409,151
CenturyLink, Inc. (a)	264,468	3,110,144
Verizon Communications, Inc.	1,139,962	65,126,029

		135,645,324

Electric Utilities—1.9%
Alliant Energy Corp.	65,133	3,196,728
American Electric Power Co., Inc.	136,010	11,970,240
Duke Energy Corp.	200,678	17,707,827
Edison International	89,806	6,053,823
Entergy Corp. (a)	52,351	5,388,489
Evergy, Inc.	67,282	4,047,012
Eversource Energy (a)	88,508	6,705,366
Exelon Corp.	267,633	12,830,326
FirstEnergy Corp. (a)	139,161	5,957,482
NextEra Energy, Inc.	132,013	27,044,183
Pinnacle West Capital Corp.	30,948	2,911,897
PPL Corp.	198,940	6,169,129
Southern Co. (The)	286,894	15,859,500
Xcel Energy, Inc.	141,863	8,439,430

		134,281,432

Electrical Equipment—0.5%
AMETEK, Inc.	62,802	5,704,934
Eaton Corp. plc	116,623	9,712,363
Emerson Electric Co. (a)	169,413	11,303,235

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Rockwell Automation, Inc. (a)	32,625	$5,344,954

		32,065,486

Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp. - Class A	82,342	7,899,891
Corning, Inc. (a)	216,308	7,187,915
FLIR Systems, Inc.	37,327	2,019,391
IPG Photonics Corp. (a) (b)	9,815	1,513,964
Keysight Technologies, Inc. (b)	51,867	4,658,175
TE Connectivity, Ltd.	92,853	8,893,460

		32,172,796

Energy Equipment & Services—0.4%
Baker Hughes a GE Co.	141,927	3,495,662
Halliburton Co. (a)	240,902	5,478,112
Helmerich & Payne, Inc.	30,460	1,541,885
National Oilwell Varco, Inc. (a)	106,374	2,364,694
Schlumberger, Ltd.	381,793	15,172,454
TechnipFMC plc (a)	116,093	3,011,452

		31,064,259

Entertainment—2.0%
Activision Blizzard, Inc.	211,141	9,965,855
Electronic Arts, Inc. (b)	81,768	8,279,828
Netflix, Inc. (a) (b)	120,515	44,267,570
Take-Two Interactive Software, Inc. (b)	31,021	3,521,814
Viacom, Inc. - Class B	97,478	2,911,668
Walt Disney Co. (The)	481,185	67,192,673

		136,139,408

Equity Real Estate Investment Trusts—2.9%
Alexandria Real Estate Equities, Inc.	31,130	4,392,132
American Tower Corp.	121,839	24,909,984
Apartment Investment & Management Co. - Class A (a)	41,022	2,056,023
AvalonBay Communities, Inc.	38,425	7,807,191
Boston Properties, Inc.	42,592	5,494,368
Crown Castle International Corp.	114,594	14,937,328
Digital Realty Trust, Inc. (a)	57,411	6,762,442
Duke Realty Corp.	99,072	3,131,666
Equinix, Inc.	23,173	11,685,912
Equity Residential	102,113	7,752,419
Essex Property Trust, Inc.	18,114	5,288,020
Extra Space Storage, Inc.	35,131	3,727,399
Federal Realty Investment Trust	20,647	2,658,508
HCP, Inc.	131,750	4,213,365
Host Hotels & Resorts, Inc.	204,219	3,720,870
Iron Mountain, Inc. (a)	79,075	2,475,048
Kimco Realty Corp. (a)	116,330	2,149,778
Macerich Co. (The) (a)	29,198	977,841
Mid-America Apartment Communities, Inc.	31,422	3,700,255
Prologis, Inc.	173,871	13,927,067
Public Storage	41,371	9,853,331
Realty Income Corp. (a)	86,775	5,984,872
Regency Centers Corp.	46,061	3,074,111
SBA Communications Corp. (b)	31,217	7,018,830

Equity Real Estate Investment Trusts—(Continued)
Simon Property Group, Inc.	85,169	13,606,599
SL Green Realty Corp.	23,243	1,868,040
UDR, Inc.	77,673	3,486,741
Ventas, Inc.	101,824	6,959,670
Vornado Realty Trust	47,848	3,067,057
Welltower, Inc.	111,617	9,100,134
Weyerhaeuser Co.	205,292	5,407,391

		201,194,392

Food & Staples Retailing—1.5%
Costco Wholesale Corp.	121,223	32,034,390
Kroger Co. (The)	222,353	4,827,284
Sysco Corp. (a)	130,337	9,217,433
Walgreens Boots Alliance, Inc. (a)	214,214	11,711,079
Walmart, Inc.	385,568	42,601,408

		100,391,594

Food Products—1.1%
Archer-Daniels-Midland Co.	154,403	6,299,642
Campbell Soup Co. (a)	53,125	2,128,719
Conagra Brands, Inc. (a)	133,937	3,552,009
General Mills, Inc.	165,050	8,668,426
Hershey Co. (The)	38,395	5,146,082
Hormel Foods Corp. (a)	75,045	3,042,324
J.M. Smucker Co. (The)	31,353	3,611,552
Kellogg Co. (a)	68,513	3,670,241
Kraft Heinz Co. (The)	171,494	5,323,174
Lamb Weston Holdings, Inc.	40,318	2,554,548
McCormick & Co., Inc.	33,753	5,232,053
Mondelez International, Inc. - Class A (a)	397,040	21,400,456
Tyson Foods, Inc. - Class A	81,259	6,560,852

		77,190,078

Gas Utilities—0.0%
Atmos Energy Corp. (a)	32,246	3,403,888

Health Care Equipment & Supplies—3.5%
Abbott Laboratories	486,277	40,895,896
ABIOMED, Inc. (a) (b)	12,438	3,239,975
Align Technology, Inc. (b)	20,068	5,492,612
Baxter International, Inc.	130,778	10,710,718
Becton Dickinson & Co. (a)	74,349	18,736,691
Boston Scientific Corp. (a) (b)	383,318	16,475,008
Cooper Cos., Inc. (The)	13,641	4,595,516
Danaher Corp.	173,659	24,819,344
DENTSPLY SIRONA, Inc. (a)	64,493	3,763,811
Edwards Lifesciences Corp. (a) (b)	57,471	10,617,193
Hologic, Inc. (b)	73,885	3,547,958
IDEXX Laboratories, Inc. (b)	23,707	6,527,248
Intuitive Surgical, Inc. (b)	31,823	16,692,755
Medtronic plc	369,549	35,990,377
ResMed, Inc.	39,525	4,823,236
Stryker Corp.	85,359	17,548,103
Teleflex, Inc.	12,722	4,212,890
Varian Medical Systems, Inc. (b)	25,068	3,412,507

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Zimmer Biomet Holdings, Inc.	56,450	$6,646,423

		238,748,261

Health Care Providers & Services—2.6%
AmerisourceBergen Corp.	42,870	3,655,096
Anthem, Inc.	70,894	20,006,996
Cardinal Health, Inc. (a)	82,156	3,869,548
Centene Corp. (b)	113,940	5,975,014
Cigna Corp. (b)	104,593	16,478,627
CVS Health Corp.	358,080	19,511,779
DaVita, Inc. (b)	34,858	1,961,111
HCA Healthcare, Inc.	73,595	9,947,836
Henry Schein, Inc. (a) (b)	41,090	2,872,191
Humana, Inc.	37,221	9,874,731
Laboratory Corp. of America Holdings (b)	27,151	4,694,408
McKesson Corp.	52,361	7,036,795
Quest Diagnostics, Inc.	37,039	3,770,941
UnitedHealth Group, Inc.	261,952	63,918,907
Universal Health Services, Inc. - Class B (a)	22,846	2,978,890
WellCare Health Plans, Inc. (b)	13,868	3,953,351

		180,506,221

Health Care Technology—0.1%
Cerner Corp. (a)	89,698	6,574,863

Hotels, Restaurants & Leisure—1.9%
Carnival Corp.	110,367	5,137,584
Chipotle Mexican Grill, Inc. (b)	6,723	4,927,152
Darden Restaurants, Inc.	33,897	4,126,282
Hilton Worldwide Holdings, Inc.	80,228	7,841,485
Marriott International, Inc. - Class A (a)	76,181	10,687,432
McDonald’s Corp.	210,466	43,705,369
MGM Resorts International (a)	140,669	4,018,913
Norwegian Cruise Line Holdings, Ltd. (b)	59,371	3,184,067
Royal Caribbean Cruises, Ltd.	47,385	5,743,536
Starbucks Corp.	333,854	27,986,981
Wynn Resorts, Ltd.	26,708	3,311,525
Yum! Brands, Inc.	84,339	9,333,797

		130,004,123

Household Durables—0.3%
DR Horton, Inc.	93,604	4,037,141
Garmin, Ltd.	33,422	2,667,076
Leggett & Platt, Inc. (a)	36,182	1,388,303
Lennar Corp. - Class A (a)	78,675	3,812,591
Mohawk Industries, Inc. (a) (b)	16,968	2,502,271
Newell Brands, Inc.	107,293	1,654,458
PulteGroup, Inc. (a)	70,278	2,222,190
Whirlpool Corp.	17,459	2,485,463

		20,769,493

Household Products—1.7%
Church & Dwight Co., Inc.	67,867	4,958,363
Clorox Co. (The) (a)	35,108	5,375,386
Colgate-Palmolive Co.	236,640	16,959,989

Household Products—(Continued)
Kimberly-Clark Corp.	94,763	12,630,012
Procter & Gamble Co. (The)	691,394	75,811,352

		115,735,102

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	182,949	3,066,225
NRG Energy, Inc.	73,637	2,586,132

		5,652,357

Industrial Conglomerates—1.4%
3M Co.	158,886	27,541,299
General Electric Co.	2,403,795	25,239,848
Honeywell International, Inc.	200,594	35,021,706
Roper Technologies, Inc.	28,623	10,483,460

		98,286,313

Insurance—2.5%
Aflac, Inc.	205,480	11,262,359
Allstate Corp. (The)	91,817	9,336,871
American International Group, Inc. (a)	239,738	12,773,241
Aon plc	66,297	12,793,995
Arthur J. Gallagher & Co.	51,062	4,472,521
Assurant, Inc. (a)	16,945	1,802,609
Chubb, Ltd.	126,207	18,589,029
Cincinnati Financial Corp. (a)	41,817	4,335,168
Everest Re Group, Ltd.	11,228	2,775,337
Hartford Financial Services Group, Inc. (The)	99,643	5,552,108
Lincoln National Corp.	55,773	3,594,570
Loews Corp. (a)	73,954	4,043,065
Marsh & McLennan Cos., Inc.	140,946	14,059,363
MetLife, Inc. (c)	261,958	13,011,454
Principal Financial Group, Inc. (a)	71,404	4,135,720
Progressive Corp. (The)	160,969	12,866,252
Prudential Financial, Inc.	111,909	11,302,809
Torchmark Corp.	27,879	2,494,055
Travelers Cos., Inc. (The)	72,192	10,794,148
Unum Group	58,402	1,959,387
Willis Towers Watson plc	35,623	6,823,229

		168,777,290

Interactive Media & Services—4.6%
Alphabet, Inc. - Class A (b)	82,537	89,371,063
Alphabet, Inc. - Class C (a) (b) (d)	84,476	91,310,953
Facebook, Inc. - Class A (b)	662,235	127,811,355
TripAdvisor, Inc. (b)	28,530	1,320,654
Twitter, Inc. (b)	201,271	7,024,358

		316,838,383

Internet & Direct Marketing Retail—3.7%
Amazon.com, Inc. (b)	113,993	215,860,565
Booking Holdings, Inc. (b)	11,933	22,370,914
eBay, Inc.	225,813	8,919,614
Expedia Group, Inc. (a)	32,615	4,338,773

		251,489,866

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—5.2%
Accenture plc - Class A	175,812	$32,484,783
Akamai Technologies, Inc. (b)	45,231	3,624,812
Alliance Data Systems Corp. (a)	12,418	1,740,134
Automatic Data Processing, Inc.	119,966	19,833,979
Broadridge Financial Solutions, Inc. (a)	32,012	4,087,292
Cognizant Technology Solutions Corp. - Class A	156,916	9,946,905
DXC Technology Co.	73,945	4,078,067
Fidelity National Information Services, Inc.	89,262	10,950,662
Fiserv, Inc. (b)	108,171	9,860,868
FleetCor Technologies, Inc. (a) (b)	23,758	6,672,434
Gartner, Inc. (b)	24,832	3,996,462
Global Payments, Inc. (a)	43,190	6,916,015
International Business Machines Corp.	244,393	33,701,795
Jack Henry & Associates, Inc. (a)	21,280	2,849,818
MasterCard, Inc. - Class A (a)	247,738	65,534,133
Paychex, Inc.	88,166	7,255,180
PayPal Holdings, Inc. (b)	323,857	37,068,672
Total System Services, Inc.	44,877	5,756,373
VeriSign, Inc. (b)	28,909	6,046,607
Visa, Inc. - Class A (a)	479,333	83,188,242
Western Union Co. (The) (a)	118,720	2,361,341

		357,954,574

Leisure Products—0.0%
Hasbro, Inc. (a)	31,915	3,372,777

Life Sciences Tools & Services—1.1%
Agilent Technologies, Inc.	87,100	6,503,757
Illumina, Inc. (a) (b)	40,519	14,917,070
IQVIA Holdings, Inc. (b)	43,494	6,998,184
Mettler-Toledo International, Inc. (a) (b)	6,837	5,743,080
PerkinElmer, Inc. (a)	30,573	2,945,403
Thermo Fisher Scientific, Inc.	110,251	32,378,514
Waters Corp. (a) (b)	19,150	4,121,846

		73,607,854

Machinery—1.5%
Caterpillar, Inc.	157,631	21,483,529
Cummins, Inc.	39,938	6,842,977
Deere & Co. (a)	87,377	14,479,243
Dover Corp.	40,058	4,013,812
Flowserve Corp. (a)	36,146	1,904,533
Fortive Corp. (a)	81,282	6,626,109
Illinois Tool Works, Inc.	82,613	12,458,866
Ingersoll-Rand plc	66,472	8,420,008
PACCAR, Inc. (a)	95,493	6,843,028
Parker-Hannifin Corp. (a)	35,360	6,011,554
Pentair plc (a)	43,589	1,621,511
Snap-on, Inc. (a)	15,272	2,529,654
Stanley Black & Decker, Inc.	41,768	6,040,070
Wabtec Corp. (a)	44,593	3,199,994
Xylem, Inc.	49,596	4,148,209

		106,623,097

Media—1.4%
CBS Corp. - Class B	97,012	4,840,899
Charter Communications, Inc. - Class A (b)	47,417	18,738,250
Comcast Corp. - Class A	1,248,465	52,785,100
Discovery, Inc. - Class A (a) (b)	43,509	1,335,726
Discovery, Inc. - Class C (b)	99,382	2,827,418
DISH Network Corp. - Class A (a) (b)	63,598	2,442,799
Fox Corp. - Class A (a) (b)	97,672	3,578,702
Fox Corp. - Class B (b)	44,754	1,634,864
Interpublic Group of Cos., Inc. (The)	106,683	2,409,969
News Corp. - Class A	106,267	1,433,542
News Corp. - Class B	34,116	476,259
Omnicom Group, Inc. (a)	60,686	4,973,218

		97,476,746

Metals & Mining—0.3%
Freeport-McMoRan, Inc. (a)	399,851	4,642,270
Newmont Goldcorp Corp (a)	225,922	8,691,219
Nucor Corp.	84,010	4,628,951

		17,962,440

Multi-Utilities—1.1%
Ameren Corp.	67,696	5,084,647
CenterPoint Energy, Inc.	138,418	3,962,907
CMS Energy Corp.	78,213	4,529,315
Consolidated Edison, Inc.	90,162	7,905,404
Dominion Energy, Inc.	221,162	17,100,246
DTE Energy Co.	50,500	6,457,940
NiSource, Inc.	102,841	2,961,821
Public Service Enterprise Group, Inc.	139,316	8,194,567
Sempra Energy (a)	75,632	10,394,862
WEC Energy Group, Inc. (a)	86,947	7,248,771

		73,840,480

Multiline Retail—0.5%
Dollar General Corp.	71,204	9,623,933
Dollar Tree, Inc. (b)	65,486	7,032,541
Kohl’s Corp. (a)	44,660	2,123,583
Macy’s, Inc. (a)	85,137	1,827,040
Nordstrom, Inc. (a)	28,987	923,526
Target Corp.	141,219	12,230,978

		33,761,601

Oil, Gas & Consumable Fuels—4.5%
Anadarko Petroleum Corp.	138,403	9,765,716
Apache Corp. (a)	103,618	3,001,813
Cabot Oil & Gas Corp.	116,674	2,678,835
Chevron Corp.	525,068	65,339,462
Cimarex Energy Co.	27,958	1,658,748
Concho Resources, Inc.	55,291	5,704,925
ConocoPhillips	311,520	19,002,720
Devon Energy Corp.	114,445	3,263,971
Diamondback Energy, Inc.	42,666	4,649,314
EOG Resources, Inc.	159,960	14,901,874
Exxon Mobil Corp.	1,166,254	89,370,044
Hess Corp. (a)	70,257	4,466,237

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
HollyFrontier Corp.	43,303	$2,004,063
Kinder Morgan, Inc. (a)	536,619	11,204,605
Marathon Oil Corp.	225,449	3,203,630
Marathon Petroleum Corp.	182,643	10,206,091
Noble Energy, Inc.	131,819	2,952,746
Occidental Petroleum Corp.	206,183	10,366,881
ONEOK, Inc.	113,771	7,828,583
Phillips 66 (a)	115,129	10,769,167
Pioneer Natural Resources Co.	46,424	7,142,797
Valero Energy Corp.	115,007	9,845,749
Williams Cos., Inc. (The) (a)	334,011	9,365,668

		308,693,639

Personal Products—0.2%
Coty, Inc. - Class A	82,845	1,110,123
Estee Lauder Cos., Inc. (The) - Class A	60,440	11,067,168

		12,177,291

Pharmaceuticals—4.5%
Allergan plc	84,934	14,220,500
Bristol-Myers Squibb Co. (a)	450,869	20,446,909
Eli Lilly & Co.	238,163	26,386,079
Johnson & Johnson	731,837	101,930,257
Merck & Co., Inc.	709,672	59,505,997
Mylan NV (b)	142,081	2,705,222
Nektar Therapeutics (a) (b)	48,045	1,709,441
Perrigo Co. plc (a)	34,485	1,642,176
Pfizer, Inc.	1,530,294	66,292,336
Zoetis, Inc.	131,936	14,973,417

		309,812,334

Professional Services—0.3%
Equifax, Inc. (a)	33,304	4,504,033
IHS Markit, Ltd. (a) (b)	100,269	6,389,141
Nielsen Holdings plc (a)	97,988	2,214,529
Robert Half International, Inc.	32,656	1,861,718
Verisk Analytics, Inc. (a)	45,113	6,607,250

		21,576,671

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (b)	86,202	4,422,163

Road & Rail—1.0%
CSX Corp. (a)	211,885	16,393,542
J.B. Hunt Transport Services, Inc. (a)	23,978	2,191,829
Kansas City Southern	27,726	3,377,581
Norfolk Southern Corp.	73,311	14,613,082
Union Pacific Corp.	195,108	32,994,714

		69,570,748

Semiconductors & Semiconductor Equipment—3.7%
Advanced Micro Devices, Inc. (a) (b)	244,467	7,424,463
Analog Devices, Inc.	101,920	11,503,710
Applied Materials, Inc.	258,027	11,587,993
Broadcom, Inc.	109,111	31,408,692

Semiconductors & Semiconductor Equipment—(Continued)
Intel Corp. (a)	1,234,036	59,073,303
KLA-Tencor Corp.	44,549	5,265,692
Lam Research Corp.	41,326	7,762,676
Maxim Integrated Products, Inc.	75,090	4,491,884
Microchip Technology, Inc. (a)	65,582	5,685,959
Micron Technology, Inc. (b)	305,046	11,771,725
NVIDIA Corp.	167,864	27,568,305
Qorvo, Inc. (b)	32,842	2,187,606
QUALCOMM, Inc.	335,094	25,490,601
Skyworks Solutions, Inc.	47,601	3,678,129
Texas Instruments, Inc.	258,606	29,677,624
Xilinx, Inc.	69,990	8,253,221

		252,831,583

Software—6.6%
Adobe, Inc. (b)	134,499	39,630,130
ANSYS, Inc. (b)	23,134	4,738,306
Autodesk, Inc. (a) (b)	60,536	9,861,314
Cadence Design Systems, Inc. (b)	77,462	5,485,084
Citrix Systems, Inc.	34,474	3,383,278
Fortinet, Inc. (b)	40,008	3,073,815
Intuit, Inc.	71,458	18,674,119
Microsoft Corp.	2,112,172	282,946,561
Oracle Corp. (a)	668,847	38,104,214
Red Hat, Inc. (b)	48,997	9,199,677
Salesforce.com, Inc. (b)	214,046	32,477,200
Symantec Corp.	170,398	3,707,861
Synopsys, Inc. (b)	41,318	5,317,213

		456,598,772

Specialty Retail—2.3%
Advance Auto Parts, Inc. (a)	19,774	3,047,964
AutoZone, Inc. (b)	6,762	7,434,616
Best Buy Co., Inc.	64,038	4,465,370
CarMax, Inc. (a) (b)	45,809	3,977,595
Foot Locker, Inc. (a)	30,957	1,297,717
Gap, Inc. (The) (a)	58,342	1,048,406
Home Depot, Inc. (The)	303,282	63,073,558
L Brands, Inc.	63,221	1,650,068
Lowe’s Cos., Inc.	215,802	21,776,580
O’Reilly Automotive, Inc. (a) (b)	21,577	7,968,818
Ross Stores, Inc. (a)	101,281	10,038,973
Tiffany & Co. (a)	29,783	2,788,880
TJX Cos., Inc. (The)	334,258	17,675,563
Tractor Supply Co.	33,253	3,617,926
Ulta Salon Cosmetics & Fragrance, Inc. (b)	15,308	5,310,192

		155,172,226

Technology Hardware, Storage & Peripherals—3.9%
Apple, Inc.	1,204,824	238,458,766
Hewlett Packard Enterprise Co.	369,121	5,518,359
HP, Inc. (a)	415,192	8,631,842
NetApp, Inc.	68,075	4,200,227
Seagate Technology plc (a)	69,440	3,272,013
Western Digital Corp. (a)	80,761	3,840,186

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—(Continued)
Xerox Corp.	53,866	$1,907,395

		265,828,788

Textiles, Apparel & Luxury Goods—0.7%
Capri Holdings, Ltd. (b)	41,604	1,442,827
Hanesbrands, Inc.	99,635	1,715,715
NIKE, Inc. - Class B	346,402	29,080,448
PVH Corp.	20,649	1,954,221
Ralph Lauren Corp. (a)	14,386	1,634,106
Tapestry, Inc.	79,972	2,537,512
Under Armour, Inc. - Class A (a) (b)	51,824	1,313,738
Under Armour, Inc. - Class C (a) (b)	53,547	1,188,743
VF Corp.	89,767	7,841,147

		48,708,457

Tobacco—0.8%
Altria Group, Inc.	515,698	24,418,301
Philip Morris International, Inc.	428,840	33,676,805

		58,095,106

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	157,752	5,141,138
United Rentals, Inc. (b)	21,672	2,874,357
WW Grainger, Inc.	12,379	3,320,419

		11,335,914

Water Utilities—0.1%
American Water Works Co., Inc.	49,758	5,771,928

Total Common Stocks (Cost $3,102,363,929)		6,735,408,381

Mutual Fund—1.5%

Investment Company Security—1.5%
SPDR S&P 500 ETF Trust (a) (Cost $101,713,195)	347,000	101,671,000

Short-Term Investments—0.4%

Discount Notes—0.1%
Federal Home Loan Bank
2.120%, 07/17/19 (e)	1,175,000	1,173,851
2.205%, 07/12/19 (e)	1,225,000	1,224,177
2.210%, 07/24/19 (e)	2,850,000	2,845,994
2.229%, 07/19/19 (e)	3,675,000	3,670,958
2.360%, 07/05/19 (e)	425,000	424,896

		9,339,876

U.S. Treasury—0.3%
U.S. Treasury Bills
2.066%, 07/23/19 (e)	2,425,000	2,421,919
2.276%, 07/30/19 (e)	14,675,000	14,650,275
2.368%, 07/25/19 (e)	2,175,000	2,172,176
2.377%, 07/11/19 (e)	725,000	724,609

		19,968,979

Total Short-Term Investments (Cost $29,305,960)		29,308,855

Securities Lending Reinvestments (f)—11.7%

Bank Note—0.1%
Bank of America N.A. 2.624%, 1M LIBOR + 0.230%, 07/15/19 (g)	5,000,000	5,022,522

Certificates of Deposit—5.9%
ABN AMRO Bank NV Zero Coupon, 07/05/19	9,912,326	9,995,300
Banco Del Estado De Chile New York 2.564%, 1M LIBOR + 0.160%, 11/22/19 (g)	8,000,000	8,000,680
Banco Santander S.A. 2.600%, 07/05/19	5,000,000	5,000,260
Bank of Montreal (Chicago)
2.590%, SOFR + 0.170%, 02/07/20 (g)	5,000,000	5,000,280
2.751%, 1M LIBOR + 0.330%, 08/06/19 (g)	10,000,000	10,002,870
Bank of Nova Scotia
2.564%, 1M LIBOR + 0.170%, 05/15/20 (g)	7,000,000	6,999,356
2.762%, 3M LIBOR + 0.170%, 01/09/20 (g)	9,000,000	9,006,993
Barclays Bank plc
2.950%, 08/02/19	18,000,000	18,009,468
3.000%, 09/19/19	5,101,355	5,006,705
BNP Paribas S.A. New York
2.534%, 1M LIBOR + 0.140%, 09/16/19 (g)	7,000,000	7,000,294
2.615%, 3M LIBOR + 0.050%, 11/06/19 (g)	7,000,000	7,002,576
Canadian Imperial Bank of Commerce 2.644%, 1M LIBOR + 0.250%, 10/15/19 (g)	15,000,000	15,004,935
Chiba Bank, Ltd. 2.450%, 08/12/19	5,000,000	5,000,790
China Construction Bank Corp. 2.630%, 08/30/19	5,000,000	5,001,520
Commonwealth Bank of Australia 2.621%, 1M LIBOR + 0.210%, 09/13/19 (g)	12,000,000	12,003,840
Cooperative Rabobank UA 2.739%, 3M LIBOR + 0.150%, 01/08/20 (g)	10,000,000	10,003,920
Credit Agricole S.A. 2.593%, 1M LIBOR + 0.210%, 12/20/19 (g)	15,000,000	15,007,590
Credit Industriel et Commercial
Zero Coupon, 08/01/19	6,897,911	6,984,530
2.687%, 3M LIBOR + 0.090%, 10/15/19 (g)	5,000,000	5,001,385
HSBC Bank USA, N.A. 2.565%, 3M LIBOR + 0.000%, 08/05/19 (g)	5,000,000	4,999,600
Industrial & Commercial Bank of China, Ltd.
2.630%, 08/28/19	13,000,000	13,004,264
2.670%, 07/25/19	2,000,000	2,000,388

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
KBC Bank NV Zero Coupon, 10/25/19	4,935,000	$4,963,174
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 08/09/19	4,967,375	4,986,350
2.562%, 1M LIBOR + 0.150%, 09/11/19 (g)	10,000,000	10,000,670
Mizuho Bank, Ltd.
2.524%, 1M LIBOR + 0.120%, 11/27/19 (g)	10,000,000	10,002,570
2.573%, 1M LIBOR + 0.160%, 09/12/19 (g)	15,000,000	15,003,870
2.672%, 3M LIBOR + 0.080%, 07/09/19 (g)	3,000,000	3,000,273
MUFG Bank Ltd.
2.574%, 1M LIBOR + 0.170%, 02/24/20 (g)	7,000,000	7,000,021
2.800%, 07/16/19	5,000,000	5,001,000
National Australia Bank, Ltd. 2.602%, 1M LIBOR + 0.190%, 04/08/20 (g)	7,000,000	7,001,610
Natixis New York 2.649%, 3M LIBOR + 0.070%, 11/01/19 (g)	3,000,000	3,000,714
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (g)	15,000,000	15,004,335
Shizuoka Bank 2.570%, 08/06/19	5,000,000	5,001,035
Societe Generale
2.663%, 1M LIBOR + 0.280%, 06/19/20 (g)	4,000,000	3,999,960
2.672%, 3M LIBOR + 0.080%, 07/09/19 (g)	3,000,000	3,000,324
2.723%, 3M LIBOR + 0.200%, 08/21/19 (g)	7,002,752	7,004,179
2.730%, FEDEFF PRV + 0.350%, 06/19/20 (g)	4,000,000	3,999,988
Standard Chartered Bank
2.524%, 1M LIBOR + 0.130%, 11/15/19 (g)	15,000,000	15,000,540
2.660%, 08/23/19	15,000,000	15,006,945
Sumitomo Mitsui Banking Corp.
2.542%, 1M LIBOR + 0.130%, 12/09/19 (g)	3,000,000	3,000,147
2.589%, 1M LIBOR + 0.170%, 08/07/19 (g)	6,000,042	6,000,630
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/06/19	1,972,675	1,994,940
Zero Coupon, 08/08/19	2,959,087	2,992,020
2.523%, 1M LIBOR + 0.140%, 11/20/19 (g)	10,000,000	10,001,000
2.600%, 07/05/19	10,000,000	10,000,410
2.689%, 3M LIBOR + 0.100%, 07/08/19 (g)	5,000,000	5,000,360
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 11/15/19	2,960,656	2,973,720
Svenska Handelsbanken AB
2.592%, 1M LIBOR + 0.180%, 06/05/20 (g)	3,000,000	3,000,570
2.702%, 1M LIBOR + 0.300%, 10/31/19 (g)	5,000,000	5,003,645
Toronto-Dominion Bank
2.604%, 1M LIBOR + 0.210%, 09/17/19 (g)	5,000,000	5,001,780
2.611%, 1M LIBOR + 0.180%, 06/03/20 (g)	5,000,000	4,999,891
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (g)	10,000,000	10,001,350
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (g)	15,000,000	14,999,916

		407,985,481

Commercial Paper—1.9%
Agricultural Bank of China 2.610%, 08/13/19	7,946,640	7,973,400

Commercial Paper—(Continued)
Bank of China, Ltd.
2.640%, 09/09/19	6,953,800	6,963,068
2.670%, 07/16/19	9,933,250	9,987,030
2.670%, 07/17/19	4,966,625	4,993,155
China Construction Bank Corp.
2.620%, 09/03/19	14,899,567	14,928,285
2.650%, 07/26/19	6,954,656	6,985,881
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (g)	15,000,000	15,002,985
Industrial & Commercial Bank of China, Ltd. 2.610%, 08/20/19	3,973,320	3,985,224
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (g)	12,000,000	12,003,036
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (g)	10,000,000	9,999,950
Societe Generale 2.812%, 3M LIBOR + 0.410%, 12/18/19 (g)	3,005,322	3,005,694
Starbird Funding Corp. 2.600%, 07/01/19	3,999,195	3,999,180
Toronto-Dominion Bank 2.780%, 1M LIBOR + 0.350%, 11/05/19 (g)	10,000,000	10,009,750
Toyota Motor Credit Corp. 2.620%, 08/29/19	11,845,420	11,951,340
Westpac Banking Corp.
2.552%, 1M LIBOR + 0.150%, 05/29/20 (g)	2,999,486	3,000,009
2.630%, 3M LIBOR + 0.070%, 08/07/19 (g)	7,500,000	7,502,828

		132,290,815

Master Demand Notes—0.5%
Natixis Financial Products LLC
2.590%, OBFR + 0.230%, 07/01/19	20,000,000	20,000,000
2.610%, OBFR + 0.250%, 07/01/19	11,500,000	11,500,000

		31,500,000

Repurchase Agreements—2.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $19,712,740; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $20,103,141.	19,708,962	19,708,962
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $11,181,443; collateralized by various Common Stock with an aggregate market value of $12,210,000.	11,100,000	11,100,000
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $22,674,488; collateralized by various Common Stock with an aggregate market value of $24,756,129.	22,500,000	22,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $20,052,694; collateralized by various Common Stock with an aggregate market value of $22,000,001.	20,000,000	20,000,000

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $1,002,683; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	$1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $34,016,924; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $37,206,610.	34,000,000	34,000,000
Societe Generale Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $2,000,972; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $2,155,136.	2,000,000	2,000,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $45,021,875; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $48,490,564.	45,000,000	45,000,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $20,209,819; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $21,766,875.	20,200,000	20,200,000

		175,508,962

Time Deposits—0.7%
Nordea Bank New York 2.310%, 07/01/19	25,000,000	25,000,000

Time Deposits—(Continued)
Royal Bank of Canada 2.500%, 07/01/19	25,000,000	25,000,000

		50,000,000

Total Securities Lending Reinvestments (Cost $802,173,243)		802,307,780

Total Investments—111.6% (Cost $4,035,556,327)		7,668,696,016
Other assets and liabilities (net)—(11.6)%		(797,805,908)

Net Assets—100.0%		$6,870,890,108

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $792,244,917 and the collateral received consisted of cash in the amount of $801,695,422 and non-cash collateral with a value of $955,341. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2019, the market value of securities pledged was $21,677,650.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P 500 Index E-Mini Futures	09/20/19	210	USD	30,914,100	$190,796

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,735,408,381	$—	$—	$6,735,408,381
Total Mutual Fund*	101,671,000	—	—	101,671,000
Total Short-Term Investments*	—	29,308,855	—	29,308,855
Total Securities Lending Reinvestments*	—	802,307,780	—	802,307,780
Total Investments	$6,837,079,381	$831,616,635	$—	$7,668,696,016

Collateral for Securities Loaned (Liability)	$—	$(801,695,422)	$—	$(801,695,422)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$190,796	$—	$—	$190,796

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$7,655,684,562
Affiliated investments at value (c)	13,011,454
Cash	62,034
Receivable for:
Investments sold	8,785,218
Fund shares sold	121,202
Dividends	5,711,192
Variation margin on futures contracts	139,650

Total Assets	7,683,515,312
Liabilities
Collateral for securities loaned	801,695,422
Payables for:
Investments purchased	3,339,875
Fund shares redeemed	4,804,380
Accrued Expenses:
Management fees	1,314,314
Distribution and service fees	424,226
Deferred trustees’ fees	144,988
Other expenses	901,999

Total Liabilities	812,625,204

Net Assets	$6,870,890,108

Net Assets Consist of:
Paid in surplus	$3,072,523,571
Distributable earnings (Accumulated losses)	3,798,366,537

Net Assets	$6,870,890,108

Net Assets
Class A	$4,690,294,967
Class B	1,973,845,503
Class D	48,043,719
Class E	137,467,230
Class G	21,238,689
Capital Shares Outstanding*
Class A	92,737,963
Class B	40,792,376
Class D	952,358
Class E	2,738,777
Class G	440,033
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$50.58
Class B	48.39
Class D	50.45
Class E	50.19
Class G	48.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,026,707,747.
(b)	Includes securities loaned at value of $792,244,917.
(c)	Identified cost of affiliated investments was $8,848,580.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends	$68,327,539
Dividends from affiliated investments	235,349
Interest	329,624
Securities lending income	1,165,339

Total investment income	70,057,851
Expenses
Management fees	8,268,476
Administration fees	115,258
Custodian and accounting fees	177,253
Distribution and service fees—Class B	2,414,382
Distribution and service fees—Class D	23,870
Distribution and service fees—Class E	100,882
Distribution and service fees—Class G	28,437
Audit and tax services	22,147
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	233,601
Insurance	22,020
Miscellaneous	334,240

Total expenses	11,794,352
Less management fee waiver	(409,328)

Net expenses	11,385,024

Net Investment Income	58,672,827

Net Realized and Unrealized Gain
Net realized gain on:
Investments	204,711,289
Affiliated investments	42,635
Futures contracts	3,266,120

Net realized gain	208,020,044

Net change in unrealized appreciation on:
Investments	832,046,392
Affiliated investments	2,535,148
Futures contracts	1,243,201

Net change in unrealized appreciation	835,824,741

Net realized and unrealized gain	1,043,844,785

Net Increase in Net Assets From Operations	$1,102,517,612

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$58,672,827	$126,568,671
Net realized gain	208,020,044	526,196,181
Net change in unrealized appreciation (depreciation)	835,824,741	(918,930,668)

Increase (decrease) in net assets from operations	1,102,517,612	(266,165,816)

From Distributions to Shareholders
Class A	(441,724,208)	(345,323,756)
Class B	(189,695,166)	(151,903,972)
Class D	(4,576,782)	(3,829,769)
Class E	(12,911,335)	(10,642,785)
Class G	(1,993,784)	(1,367,706)

Total distributions	(650,901,275)	(513,067,988)

Increase (decrease) in net assets from capital share transactions	335,414,780	(251,123,564)

Total increase (decrease) in net assets	787,031,117	(1,030,357,368)

Net Assets
Beginning of period	6,083,858,991	7,114,216,359

End of period	$6,870,890,108	$6,083,858,991

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,363,744	$71,660,215	2,439,630	$125,872,646
Reinvestments	8,927,328	441,724,208	6,665,195	345,323,756
Redemptions	(4,705,988)	(247,601,642)	(11,144,179)	(591,671,377)

Net increase (decrease)	5,585,084	$265,782,781	(2,039,354)	$(120,474,975)

Class B
Sales	963,918	$47,699,078	2,102,037	$104,947,642
Reinvestments	4,007,080	189,695,166	3,051,506	151,903,972
Redemptions	(3,425,426)	(173,901,582)	(7,227,146)	(369,794,918)

Net increase (decrease)	1,545,572	$63,492,662	(2,073,603)	$(112,943,304)

Class D
Sales	6,413	$350,666	53,658	$2,925,553
Reinvestments	92,741	4,576,782	74,091	3,829,769
Redemptions	(104,446)	(5,425,349)	(240,446)	(12,910,665)

Net decrease	(5,292)	$(497,901)	(112,697)	$(6,155,343)

Class E
Sales	24,126	$1,236,866	51,228	$2,619,302
Reinvestments	262,906	12,911,335	206,857	10,642,785
Redemptions	(217,878)	(11,370,000)	(460,536)	(24,371,905)

Net increase (decrease)	69,154	$2,778,201	(202,451)	$(11,109,818)

Class G
Sales	50,272	$2,533,257	7,719	$389,067
Reinvestments	42,223	1,993,784	27,525	1,367,706
Redemptions	(13,158)	(668,004)	(42,916)	(2,196,897)

Net increase (decrease)	79,337	$3,859,037	(7,672)	$(440,124)

Increase (decrease) derived from capital shares transactions		$335,414,780		$(251,123,564)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$47.25		$53.40	$46.03	$44.04	$46.21	$42.58

Income (Loss) from Investment Operations
Net investment income (a)	0.48		1.01	0.92	0.89	0.85	0.79
Net realized and unrealized gain (loss)	8.10		(3.11)	8.74	3.98	(0.26)	4.66

Total income (loss) from investment operations	8.58		(2.10)	9.66	4.87	0.59	5.45

Less Distributions
Distributions from net investment income	(1.17)		(0.98)	(0.89)	(0.90)	(0.81)	(0.74)
Distributions from net realized capital gains	(4.08)		(3.07)	(1.40)	(1.98)	(1.95)	(1.08)

Total distributions	(5.25)		(4.05)	(2.29)	(2.88)	(2.76)	(1.82)

Net Asset Value, End of Period	$50.58		$47.25	$53.40	$46.03	$44.04	$46.21

Total Return (%) (b)	18.37	(c)	(4.60)	21.54	11.67	1.17	13.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.27	0.27	0.27
Net ratio of expenses to average net assets (%) (e)	0.27	(d)	0.27	0.26	0.26	0.26	0.26
Ratio of net investment income to average net assets (%)	1.85	(d)	1.90	1.86	2.02	1.88	1.81
Portfolio turnover rate (%)	6	(c)	14	11	8	9	12
Net assets, end of period (in millions)	$4,690.3		$4,117.9	$4,762.6	$4,347.5	$4,108.5	$4,295.4

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$45.34		$51.39	$44.37	$42.55	$44.73	$41.27

Income (Loss) from Investment Operations
Net investment income (a)	0.40		0.84	0.77	0.75	0.71	0.66
Net realized and unrealized gain (loss)	7.76		(2.97)	8.42	3.84	(0.25)	4.52

Total income (loss) from investment operations	8.16		(2.13)	9.19	4.59	0.46	5.18

Less Distributions
Distributions from net investment income	(1.03)		(0.85)	(0.77)	(0.79)	(0.69)	(0.64)
Distributions from net realized capital gains	(4.08)		(3.07)	(1.40)	(1.98)	(1.95)	(1.08)

Total distributions	(5.11)		(3.92)	(2.17)	(2.77)	(2.64)	(1.72)

Net Asset Value, End of Period	$48.39		$45.34	$51.39	$44.37	$42.55	$44.73

Total Return (%) (b)	18.24	(c)	(4.83)	21.23	11.38	0.91	13.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.52	0.52	0.52
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.52	0.51	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	1.60	(d)	1.65	1.61	1.77	1.63	1.56
Portfolio turnover rate (%)	6	(c)	14	11	8	9	12
Net assets, end of period (in millions)	$1,973.8		$1,779.4	$2,123.5	$1,988.2	$1,892.0	$2,025.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$47.11		$53.24	$45.90	$43.93	$46.10	$42.46

Income (Loss) from Investment Operations
Net investment income (a)	0.45		0.95	0.87	0.84	0.80	0.73
Net realized and unrealized gain (loss)	8.08		(3.09)	8.71	3.97	(0.26)	4.67

Total income (loss) from investment operations	8.53		(2.14)	9.58	4.81	0.54	5.40

Less Distributions
Distributions from net investment income	(1.11)		(0.92)	(0.84)	(0.86)	(0.76)	(0.68)
Distributions from net realized capital gains	(4.08)		(3.07)	(1.40)	(1.98)	(1.95)	(1.08)

Total distributions	(5.19)		(3.99)	(2.24)	(2.84)	(2.71)	(1.76)

Net Asset Value, End of Period	$50.45		$47.11	$53.24	$45.90	$43.93	$46.10

Total Return (%) (b)	18.34	(c)	(4.69)	21.41	11.54	1.07	13.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(d)	0.38	0.38	0.37	0.37	0.37
Net ratio of expenses to average net assets (%) (e)	0.37	(d)	0.37	0.36	0.36	0.36	0.36
Ratio of net investment income to average net assets (%)	1.75	(d)	1.80	1.77	1.92	1.76	1.70
Portfolio turnover rate (%)	6	(c)	14	11	8	9	12
Net assets, end of period (in millions)	$48.0		$45.1	$57.0	$64.3	$84.1	$143.5

	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$46.88		$53.01	$45.71	$43.75	$45.92	$42.32

Income (Loss) from Investment Operations
Net investment income (a)	0.44		0.92	0.84	0.81	0.78	0.72
Net realized and unrealized gain (loss)	8.03		(3.08)	8.68	3.97	(0.26)	4.64

Total income (loss) from investment operations	8.47		(2.16)	9.52	4.78	0.52	5.36

Less Distributions
Distributions from net investment income	(1.08)		(0.90)	(0.82)	(0.84)	(0.74)	(0.68)
Distributions from net realized capital gains	(4.08)		(3.07)	(1.40)	(1.98)	(1.95)	(1.08)

Total distributions	(5.16)		(3.97)	(2.22)	(2.82)	(2.69)	(1.76)

Net Asset Value, End of Period	$50.19		$46.88	$53.01	$45.71	$43.75	$45.92

Total Return (%) (b)	18.28	(c)	(4.72)	21.35	11.50	1.02	13.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.42	0.42	0.42
Net ratio of expenses to average net assets (%) (e)	0.42	(d)	0.42	0.41	0.41	0.41	0.41
Ratio of net investment income to average net assets (%)	1.70	(d)	1.75	1.71	1.87	1.73	1.66
Portfolio turnover rate (%)	6	(c)	14	11	8	9	12
Net assets, end of period (in millions)	$137.5		$125.2	$152.3	$144.2	$143.5	$161.4

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014(f)
Net Asset Value, Beginning of Period	$45.24		$51.30	$44.29	$42.48	$44.64	$44.10

Income (Loss) from Investment Operations
Net investment income (a)	0.39		0.82	0.75	0.73	0.70	0.09
Net realized and unrealized gain (loss)	7.75		(2.98)	8.40	3.83	(0.24)	0.45

Total income (loss) from investment operations	8.14		(2.16)	9.15	4.56	0.46	0.54

Less Distributions
Distributions from net investment income	(1.03)		(0.83)	(0.74)	(0.77)	(0.67)	0.00
Distributions from net realized capital gains	(4.08)		(3.07)	(1.40)	(1.98)	(1.95)	0.00

Total distributions	(5.11)		(3.90)	(2.14)	(2.75)	(2.62)	0.00

Net Asset Value, End of Period	$48.27		$45.24	$51.30	$44.29	$42.48	$44.64

Total Return (%) (b)	18.23	(c)	(4.89)	21.18	11.32	0.91	1.22	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.57	0.57	0.58	(d)
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.57	0.56	0.56	0.56	0.57	(d)
Ratio of net investment income to average net assets (%)	1.55	(d)	1.60	1.57	1.72	1.64	1.54	(d)
Portfolio turnover rate (%)	6	(c)	14	11	8	9	12
Net assets, end of period (in millions)	$21.2		$16.3	$18.9	$14.0	$8.5	$0.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Commencement of operations was November 12, 2014.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $175,508,962. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(741,792,676)	$—	$—	$—	$(741,792,676)
Mutual Funds	(59,902,746)	—	—	—	(59,902,746)
Total	$(801,695,422)	$—	$—	$—	$(801,695,422)
Total Borrowings	$(801,695,422)	$—	$—	$—	$(801,695,422)
Gross amount of recognized liabilities for securities lending transactions					$(801,695,422)

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2019 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$190,796

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$3,266,120

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$1,243,201

For the six months ended June 30, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$29,701,525

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$395,796,058	$0	$645,480,580

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2019 were $8,268,476.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2019 were $252,150.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as a management fee waiver in the Statement of Operations.

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class D, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of June 30, 2019	Income earned from affiliates during the period	Number of shares held at June 30, 2019
Brighthouse Financial, Inc.	$1,028,852	$—	$(1,253,104)	$(221,359)	$445,611	$—	$—	—
MetLife, Inc.	11,532,358	—	(874,435)	263,994	2,089,537	13,011,454	235,349	261,958

	$12,561,210	$—	$(2,127,539)	$42,635	$2,535,148	$13,011,454	$235,349

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$4,138,384,137

Gross unrealized appreciation	3,774,520,352
Gross unrealized depreciation	(244,017,677)

Net unrealized appreciation (depreciation)	$3,530,502,675

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$135,078,703	$125,663,743	$377,989,285	$183,600,982	$513,067,988	$309,264,725

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$125,277,688	$525,872,429	$2,695,730,339	$—	$3,346,880,456

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B, E and F shares of the MFS Total Return Portfolio returned 12.84%, 12.69%, 12.75%, and 12.73%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 18.54% and 6.11%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) returned 13.64%.

MARKET ENVIRONMENT

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the U.S. and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the U.S. Federal Reserve (the “Fed”) to adopt a more dovish policy stance during the first half of 2019, which resulted in a sharp decline in long-term interest rates during the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Globally, central banks tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit and to hold out the possibility of further lowering rates and resuming asset purchases.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed became more dovish. Diminished hopes for a trade deal between the U.S. and China weighed on sentiment at the end of the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom, caused by a lack of consensus on the best path toward Brexit (the U.K. proposal to leave the European Union), a fractious Eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to have been nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Within the equity portion of the Portfolio, a combination of underweighting and stock selection in the Information Technology (“IT”) sector held back performance relative to the S&P 500 Index. Within this sector, the Portfolio’s underweight positions in software giant Microsoft and computer and personal electronics maker Apple, and not owning debit and credit transaction processing company MasterCard, held back relative returns.

Elsewhere, not owning shares of strong-performing social networking service provider Facebook weakened relative results. The Portfolio’s overweight positions in shares of pharmaceutical giant Pfizer, global health services provider Cigna, global financial services provider Bank of New York Mellon, drug store operator Walgreens Boots Alliance and health care provider Humana negatively impacted relative performance. Additionally, an underweight position in internet retailer Amazon.com held back relative results.

Within the fixed income portion of the Portfolio, the Portfolio’s shorter duration stance weighed on results relative to the Bloomberg Index.

Within the equity portion of the Portfolio, stock selection and an overweight position in the Industrials sector helped performance relative to the S&P 500 Index, led by the Portfolio’s overweight holdings of automotive components supplier Johnson Controls International and building and airplane controls manufacturer Honeywell International.

Stock selection within the Financials sector also boosted relative results. Here, avoiding insurance and investment firm Berkshire Hathaway, and overweighting shares of diversified financial services firm Citigroup and risk management and human capital consulting services provider AON, aided relative returns.

Individual stocks that benefited relative returns included the Portfolio’s underweight holding of technology company Alphabet and the Portfolio’s avoidance of pharmaceutical company Abbvie and health insurance and Medicare/Medicaid provider UnitedHealth Group. Additionally, the Portfolio’s overweight positions in shares of healthcare equipment manufacturer Danaher and IT servicing firm Accenture further contributed to relative performance.

Within the fixed income portion of the Portfolio, an underweight exposure to the Treasury sector boosted performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection within the Industrials sector also aided relative results.

Over the trailing six months ended June 30, 2019, the Portfolio’s equity portion increased its exposure to IT, Industrials and Financials. In contrast, exposure to Health Care, Consumer Staples and Communication Services were reduced. At the end of the period, the equity portion was most overweight Financials, Industrials and Health Care, while being the most underweight IT, Communication Services and Consumer Discretionary. Over the period, the fixed income allocation had a small increase to corporate debt, while

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

slightly reducing its exposure to government debt and Commercial Mortgage-Backed Securities (“CMBS”). At the end of the period, the fixed income portion of the Portfolio was overweight Mortgage-Backed Securities, CMBS, collateralized debt obligations and corporate debt and underweight government, international and agency debt.

Brooks Taylor

Steven Gorham

Nevin Chitkara

William Douglas

Joshua Marston

Jonathan Sage

Robert Persons

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX & THE BLENDED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	12.84	8.77	6.12	9.20
Class B	12.69	8.49	5.85	8.92
Class E	12.75	8.61	5.96	9.03
Class F	12.73	8.55	5.91	8.98
Bloomberg Barclays U.S. Aggregate Bond Index	6.11	7.87	2.95	3.90
S&P 500 Index	18.54	10.42	10.71	14.70
Blended Index	13.64	9.87	7.75	10.50

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 The Blended Index is a composite index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Equity Sectors

% of Net Assets
Financials	13.7
Health Care	9.5
Industrials	8.3
Information Technology	7.9
Consumer Staples	4.9

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	1.8
Comcast Corp.	1.6
Pfizer, Inc.	1.3
Johnson & Johnson	1.3
Microsoft Corp.	1.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.1
Corporate Bonds & Notes	10.7
Asset-Backed Securities	1.9
Mortgage-Backed Securities	1.7
Municipals	0.2

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	7.9
Fannie Mae 30 Yr. Pool	4.2
U.S. Treasury Bonds	4.0
Ginnie Mae II 30 Yr. Pool	2.5
Freddie Mac 30 Yr. Gold Pool	2.4

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A	Actual	0.63%	$1,000.00	$1,128.40	$3.32
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class B	Actual	0.88%	$1,000.00	$1,126.90	$4.64
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

Class E	Actual	0.78%	$1,000.00	$1,127.50	$4.11
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class F	Actual	0.83%	$1,000.00	$1,127.30	$4.38
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—59.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Boeing Co. (The)	1,348	$490,685
L3Harris Technologies, Inc. (a)	6,090	1,151,802
Lockheed Martin Corp.	8,701	3,163,162
Northrop Grumman Corp.	9,947	3,213,975
United Technologies Corp.	35,930	4,678,086

		12,697,710

Air Freight & Logistics—0.2%
United Parcel Service, Inc. - Class B (a)	14,503	1,497,725

Airlines—0.2%
Delta Air Lines, Inc.	20,806	1,180,740

Auto Components—0.9%
Aptiv plc	27,110	2,191,301
Lear Corp. (a)	26,454	3,684,248
Magna International, Inc.	16,178	804,978

		6,680,527

Automobiles—0.0%
Harley-Davidson, Inc. (a)	4,840	173,417

Banks—6.4%
Bank of America Corp. (a)	248,059	7,193,711
BB&T Corp.	46,099	2,264,844
BNP Paribas S.A.	8,346	397,089
Citigroup, Inc.	127,658	8,939,890
Intesa Sanpaolo S.p.A.	281,912	603,298
JPMorgan Chase & Co.	129,107	14,434,163
PNC Financial Services Group, Inc. (The)	31,926	4,382,801
Sumitomo Mitsui Financial Group, Inc.	10,700	378,887
SunTrust Banks, Inc.	14,104	886,436
U.S. Bancorp	101,057	5,295,387
Wells Fargo & Co.	104,817	4,959,940

		49,736,446

Beverages—0.9%
Coca-Cola European Partners plc (a)	18,423	1,040,899
Diageo plc	82,293	3,543,887
Molson Coors Brewing Co. - Class B (a)	34,543	1,934,408
PepsiCo, Inc.	6,720	881,194

		7,400,388

Biotechnology—0.1%
Biogen, Inc. (b)	4,919	1,150,407

Building Products—0.8%
Johnson Controls International plc	151,430	6,255,573

Capital Markets—3.1%
Apollo Global Management LLC - Class A	15,405	528,392
Bank of New York Mellon Corp. (The)	90,417	3,991,911
BlackRock, Inc.	6,220	2,919,046
Blackstone Group L.P. (The)	40,294	1,789,859
Charles Schwab Corp. (The)	18,120	728,243

Capital Markets—(Continued)
Goldman Sachs Group, Inc. (The)	23,050	4,716,030
Invesco, Ltd.	21,590	441,731
Moody’s Corp.	6,708	1,310,139
Morgan Stanley	50,376	2,206,973
Nasdaq, Inc.	18,990	1,826,268
State Street Corp.	38,295	2,146,818
T. Rowe Price Group, Inc.	17,265	1,894,143

		24,499,553

Chemicals—2.1%
Axalta Coating Systems, Ltd. (b)	43,407	1,292,226
Celanese Corp.	12,966	1,397,735
CF Industries Holdings, Inc.	58,955	2,753,788
Corteva, Inc. (b)	16,164	477,970
DuPont de Nemours, Inc.	16,164	1,213,432
Methanex Corp.	6,720	305,491
PPG Industries, Inc. (a)	50,292	5,869,579
Sherwin-Williams Co. (The)	6,253	2,865,687

		16,175,908

Commercial Services & Supplies—0.1%
Transcontinental, Inc. - Class A	37,553	418,387

Communications Equipment—0.7%
Cisco Systems, Inc.	105,496	5,773,796

Consumer Finance—0.3%
American Express Co.	10,324	1,274,394
Synchrony Financial	19,816	687,021

		1,961,415

Containers & Packaging—0.1%
Crown Holdings, Inc. (a) (b)	14,337	875,991

Diversified Financial Services—0.2%
ORIX Corp.	115,800	1,731,047

Diversified Telecommunication Services—0.4%
Verizon Communications, Inc.	51,818	2,960,362

Electric Utilities—2.0%
Duke Energy Corp.	45,060	3,976,094
Exelon Corp.	86,941	4,167,952
FirstEnergy Corp. (a)	42,543	1,821,266
Southern Co. (The)	69,447	3,839,030
SSE plc	51,437	733,707
Xcel Energy, Inc.	13,052	776,464

		15,314,513

Electrical Equipment—0.9%
Eaton Corp. plc	76,597	6,378,998
Regal-Beloit Corp.	4,964	405,608
Schneider Electric SE	5,031	456,350

		7,240,956

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—0.1%
Hitachi, Ltd.	31,600	$1,161,363

Energy Equipment & Services—0.3%
Schlumberger, Ltd.	55,363	2,200,126

Entertainment—0.1%
Electronic Arts, Inc. (b)	10,102	1,022,928

Equity Real Estate Investment Trusts—1.2%
EPR Properties	19,745	1,472,779
Medical Properties Trust, Inc.	186,932	3,260,094
Public Storage	2,705	644,250
Simon Property Group, Inc.	6,835	1,091,960
STORE Capital Corp. (a)	77,443	2,570,333

		9,039,416

Food & Staples Retailing—0.4%
Kroger Co. (The)	46,263	1,004,370
U.S. Foods Holding Corp. (b)	22,673	810,786
Walgreens Boots Alliance, Inc. (a)	28,688	1,568,373

		3,383,529

Food Products—1.8%
Archer-Daniels-Midland Co.	45,444	1,854,115
Danone S.A.	19,915	1,688,998
General Mills, Inc.	42,636	2,239,243
Ingredion, Inc.	14,189	1,170,451
J.M. Smucker Co. (The) (a)	5,508	634,467
Mondelez International, Inc. - Class A	19,958	1,075,736
Nestle S.A.	41,212	4,266,626
Tyson Foods, Inc. - Class A	11,316	913,654

		13,843,290

Health Care Equipment & Supplies—2.7%
Abbott Laboratories	61,790	5,196,539
Danaher Corp.	54,309	7,761,842
Medtronic plc	69,760	6,793,927
Zimmer Biomet Holdings, Inc.	10,684	1,257,934

		21,010,242

Health Care Providers & Services—1.4%
AmerisourceBergen Corp.	12,826	1,093,545
Cigna Corp.	24,979	3,935,442
HCA Healthcare, Inc.	31,883	4,309,625
McKesson Corp.	13,978	1,878,503

		11,217,115

Hotels, Restaurants & Leisure—0.7%
Aramark	20,400	735,624
Chipotle Mexican Grill, Inc. (b)	807	591,434
Marriott International, Inc. - Class A	5,974	838,092
Starbucks Corp.	39,391	3,302,148

		5,467,298

Household Durables—0.2%
Whirlpool Corp.	13,275	1,889,829

Household Products—0.7%
Colgate-Palmolive Co.	4,657	333,767
Kimberly-Clark Corp. (a)	25,113	3,347,061
Procter & Gamble Co. (The)	3,047	334,104
Reckitt Benckiser Group plc	17,350	1,371,124

		5,386,056

Industrial Conglomerates—1.3%
3M Co.	15,411	2,671,343
Honeywell International, Inc.	43,145	7,532,685

		10,204,028

Insurance—3.8%
Aon plc	33,706	6,504,584
Chubb, Ltd.	44,548	6,561,475
Marsh & McLennan Cos., Inc.	9,579	955,505
Prudential Financial, Inc.	43,271	4,370,371
Samsung Fire & Marine Insurance Co., Ltd.	1,742	404,267
Travelers Cos., Inc. (The)	56,349	8,425,303
Zurich Insurance Group AG	6,096	2,122,702

		29,344,207

Interactive Media & Services—0.3%
Alphabet, Inc. - Class A (b)	1,899	2,056,237

Internet & Direct Marketing Retail—0.6%
Amazon.com, Inc. (b)	2,456	4,650,755

IT Services—2.6%
Accenture plc - Class A	38,474	7,108,841
Amdocs, Ltd.	29,759	1,847,736
Cognizant Technology Solutions Corp. - Class A	10,727	679,984
DXC Technology Co.	65,104	3,590,486
Fidelity National Information Services, Inc. (a)	16,538	2,028,882
Fiserv, Inc. (b)	22,527	2,053,561
Visa, Inc. - Class A (a)	9,009	1,563,512
Worldpay, Inc. - Class A (b)	11,478	1,406,629

		20,279,631

Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc.	19,363	5,686,526

Machinery—1.7%
AGCO Corp.	24,894	1,931,027
Allison Transmission Holdings, Inc.	6,157	285,377
Cummins, Inc.	5,638	966,015
Deere & Co.	6,725	1,114,400
Illinois Tool Works, Inc. (a)	30,093	4,538,325
Ingersoll-Rand plc	13,589	1,721,319
Stanley Black & Decker, Inc.	17,617	2,547,594

		13,104,057

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—1.8%
Comcast Corp. - Class A	293,154	$12,394,551
Omnicom Group, Inc. (a)	21,717	1,779,708

		14,174,259

Metals & Mining—0.3%
Rio Tinto plc	33,393	2,060,182

Multi-Utilities—0.5%
Public Service Enterprise Group, Inc.	22,944	1,349,566
Sempra Energy (a)	9,210	1,265,823
WEC Energy Group, Inc. (a)	12,165	1,014,196

		3,629,585

Multiline Retail—0.3%
Dollar Tree, Inc. (b)	9,641	1,035,347
Target Corp.	18,944	1,640,740

		2,676,087

Oil, Gas & Consumable Fuels—3.3%
Anadarko Petroleum Corp.	6,397	451,372
BP plc	328,462	2,295,431
Chevron Corp.	24,464	3,044,300
Eni S.p.A.	119,015	1,971,409
Enterprise Products Partners L.P.	102,616	2,962,524
EOG Resources, Inc.	24,341	2,267,607
EQT Midstream Partners L.P.	16,715	746,826
Equitrans Midstream Corp. (a)	93,173	1,836,440
Exxon Mobil Corp.	38,990	2,987,804
Hess Corp. (a)	17,719	1,126,397
Marathon Petroleum Corp.	17,560	981,253
MPLX L.P.	20,980	675,346
Noble Energy, Inc.	27,202	609,325
Occidental Petroleum Corp.	8,841	444,525
Phillips 66 (a)	10,894	1,019,025
Pioneer Natural Resources Co.	8,151	1,254,113
Plains GP Holdings L.P. - Class A (a) (b)	46,464	1,160,206

		25,833,903

Pharmaceuticals—4.5%
Bayer AG	23,636	1,641,740
Bristol-Myers Squibb Co. (a)	57,685	2,616,015
Elanco Animal Health, Inc. (b)	50,134	1,694,529
Eli Lilly & Co.	34,977	3,875,102
Johnson & Johnson	71,181	9,914,090
Merck & Co., Inc.	21,493	1,802,188
Mylan NV (b)	19,701	375,107
Novartis AG	4,103	375,289
Pfizer, Inc.	239,539	10,376,829
Roche Holding AG	9,328	2,624,585

		35,295,474

Professional Services—0.3%
Equifax, Inc.	16,507	2,232,407

Road & Rail—1.2%
Canadian National Railway Co.	10,510	971,965
Union Pacific Corp.	50,572	8,552,231

		9,524,196

Semiconductors & Semiconductor Equipment—1.8%
Analog Devices, Inc.	11,021	1,243,940
Applied Materials, Inc.	29,340	1,317,659
Intel Corp.	29,216	1,398,570
Marvell Technology Group, Ltd.	42,990	1,026,171
Maxim Integrated Products, Inc.	21,283	1,273,149
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	68,479	2,682,323
Texas Instruments, Inc.	45,072	5,172,463

		14,114,275

Software—2.1%
Adobe, Inc. (b)	16,425	4,839,626
Check Point Software Technologies, Ltd. (b)	8,522	985,228
Microsoft Corp.	69,035	9,247,929
Oracle Corp.	28,137	1,602,965

		16,675,748

Specialty Retail—0.2%
Best Buy Co., Inc.	7,718	538,176
Tractor Supply Co.	8,286	901,517

		1,439,693

Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc.	13,506	2,673,108
Seagate Technology plc (a)	12,619	594,607

		3,267,715

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc.	17,151	295,340
LVMH Moet Hennessy Louis Vuitton SE	3,185	1,355,828
NIKE, Inc. - Class B	16,620	1,395,249

		3,046,417

Tobacco—1.1%
Altria Group, Inc.	15,958	755,611
British American Tobacco plc	20,707	722,757
Japan Tobacco, Inc.	58,600	1,295,014
Philip Morris International, Inc. (a)	72,679	5,707,482

		8,480,864

Trading Companies & Distributors—0.0%
HD Supply Holdings, Inc. (b)	7,979	321,394

Total Common Stocks (Cost $353,503,126)		467,443,693

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—24.1%

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—12.2%
Fannie Mae 15 Yr. Pool
3.000%, 09/01/30	93,613	$95,672
3.000%, 12/01/31	1,094,216	1,119,274
3.000%, 10/01/33	910,102	928,192
3.000%, 12/01/33	118,271	120,624
3.000%, TBA (c)	1,875,000	1,911,292
4.500%, 04/01/20	2,213	2,259
4.500%, 07/01/20	1,046	1,067
5.000%, 07/01/19	61	61
5.000%, 07/01/20	4,349	4,450
5.000%, 08/01/20	4,325	4,425
5.000%, 12/01/20	9,241	9,455
5.500%, 07/01/19	365	363
5.500%, 08/01/19	40	40
5.500%, 09/01/19	1,201	1,200
5.500%, 01/01/21	4,250	4,293
5.500%, 03/01/21	2,052	2,073
6.000%, 01/01/21	10,294	10,399
6.000%, 05/01/21	2,261	2,267
Fannie Mae 20 Yr. Pool
3.000%, 07/01/37	248,316	252,781
3.000%, 11/01/37	478,252	486,853
3.500%, 04/01/38	451,476	465,817
Fannie Mae 30 Yr. Pool
3.000%, 09/01/46	186,871	190,468
3.000%, 10/01/46	743,936	758,255
3.000%, 11/01/46	959,375	977,841
3.500%, 11/01/41	41,866	43,426
3.500%, 01/01/42	585,611	608,097
3.500%, 01/01/43	205,315	213,093
3.500%, 04/01/43	687,837	713,884
3.500%, 05/01/43	886,443	920,011
3.500%, 07/01/43	1,018,581	1,057,152
3.500%, 08/01/43	337,345	350,100
3.500%, 09/01/43	1,404,955	1,458,007
3.500%, 02/01/45	1,037,012	1,080,716
3.500%, 09/01/45	1,185,015	1,221,805
3.500%, 10/01/45	815,040	846,627
3.500%, 01/01/46	255,573	266,046
3.500%, 05/01/46	487,775	504,095
3.500%, 07/01/46	1,071,180	1,109,193
3.500%, 10/01/46	323,056	332,636
3.500%, 12/01/46	878,526	904,170
3.500%, 01/01/47	127,437	131,095
4.000%, 09/01/40	1,012,662	1,067,680
4.000%, 11/01/40	234,411	247,157
4.000%, 12/01/40	540,567	569,951
4.000%, 02/01/41	630,508	664,816
4.000%, 06/01/41	608,734	641,782
4.000%, 11/01/41	205,995	217,193
4.000%, 01/01/42	1,507,159	1,589,173
4.000%, 04/01/42	197,893	208,909
4.000%, 10/01/42	164,638	173,802
4.000%, 12/01/42	183,901	194,117
4.000%, 01/01/43	218,943	230,827
4.000%, 04/01/43	54,545	57,507

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 05/01/43	348,534	367,476
4.000%, 06/01/43	272,992	287,812
4.000%, 07/01/43	244,189	256,798
4.000%, 04/01/44	124,479	131,237
4.000%, 05/01/44	453,341	477,829
4.000%, 11/01/44	220,777	230,970
4.000%, 06/01/47	960,343	1,002,199
4.000%, TBA (c)	300,000	309,990
4.500%, 08/01/33	115,705	123,450
4.500%, 03/01/34	357,881	382,529
4.500%, 01/01/40	132,220	141,993
4.500%, 08/01/40	31,557	33,891
4.500%, 02/01/41	220,412	236,714
4.500%, 04/01/41	379,976	408,082
4.500%, 11/01/42	117,204	125,848
4.500%, 01/01/43	278,159	298,704
4.500%, 04/01/44	1,612,071	1,731,144
4.500%, 06/01/44	161,916	173,870
5.000%, 11/01/33	70,408	76,565
5.000%, 03/01/34	58,492	63,568
5.000%, 05/01/34	25,084	27,337
5.000%, 08/01/34	24,447	26,657
5.000%, 09/01/34	91,643	99,993
5.000%, 06/01/35	59,539	65,022
5.000%, 07/01/35	186,849	204,097
5.000%, 08/01/35	58,204	63,639
5.000%, 09/01/35	40,887	44,686
5.000%, 10/01/35	163,250	178,488
5.000%, 07/01/39	155,961	167,753
5.000%, 10/01/39	97,531	106,082
5.000%, 11/01/39	50,477	54,845
5.000%, 11/01/40	72,016	77,844
5.000%, 01/01/41	6,084	6,430
5.000%, 03/01/41	45,221	49,131
5.500%, 02/01/33	28,295	31,032
5.500%, 05/01/33	4,243	4,572
5.500%, 06/01/33	119,317	132,024
5.500%, 07/01/33	112,825	124,855
5.500%, 11/01/33	68,870	76,213
5.500%, 12/01/33	11,331	12,085
5.500%, 01/01/34	88,171	95,517
5.500%, 02/01/34	97,967	107,640
5.500%, 03/01/34	27,909	30,271
5.500%, 04/01/34	39,554	42,470
5.500%, 05/01/34	208,082	230,218
5.500%, 06/01/34	266,389	295,290
5.500%, 07/01/34	82,136	88,988
5.500%, 09/01/34	224,661	242,736
5.500%, 10/01/34	317,527	347,919
5.500%, 11/01/34	388,889	423,166
5.500%, 12/01/34	219,880	243,800
5.500%, 01/01/35	256,525	284,549
5.500%, 02/01/35	6,523	6,955
5.500%, 04/01/35	45,257	50,209
5.500%, 07/01/35	16,489	17,584

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 08/01/35	7,458	$7,949
5.500%, 09/01/35	146,595	162,676
6.000%, 02/01/32	63,807	70,581
6.000%, 03/01/34	21,378	24,177
6.000%, 04/01/34	165,820	185,951
6.000%, 06/01/34	177,049	199,387
6.000%, 07/01/34	144,285	162,123
6.000%, 08/01/34	194,348	218,078
6.000%, 10/01/34	130,263	147,186
6.000%, 11/01/34	29,133	32,158
6.000%, 12/01/34	8,215	8,992
6.000%, 08/01/35	24,658	27,403
6.000%, 09/01/35	33,552	37,950
6.000%, 10/01/35	59,725	67,119
6.000%, 11/01/35	8,758	9,587
6.000%, 12/01/35	69,677	78,102
6.000%, 02/01/36	71,117	78,661
6.000%, 04/01/36	52,859	58,766
6.000%, 06/01/36	8,276	9,378
6.000%, 07/01/37	88,170	99,142
6.500%, 06/01/31	24,363	28,045
6.500%, 07/01/31	3,725	4,131
6.500%, 09/01/31	22,908	25,407
6.500%, 02/01/32	13,434	15,356
6.500%, 07/01/32	63,084	72,830
6.500%, 08/01/32	50,027	57,881
6.500%, 01/01/33	28,535	33,018
6.500%, 04/01/34	45,788	51,837
6.500%, 06/01/34	21,310	23,717
6.500%, 08/01/34	14,693	16,296
6.500%, 04/01/36	11,468	12,720
6.500%, 05/01/36	35,758	40,474
6.500%, 02/01/37	64,345	73,198
6.500%, 05/01/37	30,578	34,135
6.500%, 07/01/37	40,647	46,706
Fannie Mae Multifamily REMIC Trust (CMO) 2.782%, 1M LIBOR + 0.340%, 04/25/20 (d)	2,154	2,150
Fannie Mae Pool
2.280%, 11/01/26	152,638	152,361
2.410%, 05/01/23	88,683	89,429
2.550%, 05/01/23	142,331	144,232
2.700%, 07/01/25	121,000	123,883
5.000%, 03/01/26	81,783	93,059
Fannie Mae REMICS (CMO)
2.000%, 10/25/40	79,308	78,542
2.000%, 05/25/44	166,066	165,511
2.000%, 02/25/46	182,834	179,874
2.000%, 04/25/46	145,250	142,713
3.250%, 05/25/40	90,695	92,872
3.500%, 05/25/25	211,800	219,063
4.000%, 10/25/40	96,153	102,280
5.000%, 03/25/25	39,819	41,808
Fannie Mae-ACES (CMO) 2.672%, 12/25/26 (d)	511,000	514,858

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
4.500%, 08/01/19	35	36
4.500%, 02/01/20	2,454	2,506
4.500%, 08/01/24	120,023	123,899
5.500%, 08/01/19	31	30
5.500%, 02/01/20	288	288
6.000%, 08/01/19	755	754
6.000%, 09/01/19	402	402
6.000%, 11/01/19	738	739
6.000%, 05/01/21	4,304	4,365
6.000%, 10/01/21	14,925	15,179
Freddie Mac 20 Yr. Gold Pool
3.000%, 01/01/38	789,988	804,685
3.500%, 11/01/37	520,082	536,663
3.500%, 05/01/38	157,824	163,001
4.000%, 08/01/37	102,451	106,995
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	502,307	511,041
3.000%, 04/01/43	1,106,720	1,130,190
3.000%, 05/01/43	975,674	996,763
3.000%, 05/01/46	476,954	486,431
3.000%, 10/01/46	925,494	943,885
3.000%, 11/01/46	1,786,440	1,818,063
3.000%, 03/01/48	185,222	186,938
3.500%, 02/01/42	448,181	465,229
3.500%, 04/01/42	306,647	319,701
3.500%, 12/01/42	753,914	785,882
3.500%, 04/01/43	207,398	216,289
3.500%, 07/01/43	44,699	46,420
3.500%, 08/01/43	467,963	485,924
3.500%, 12/01/45	478,477	493,933
3.500%, 11/01/46	389,798	401,546
3.500%, 12/01/46	1,883,680	1,939,873
3.500%, 01/01/47	1,288,727	1,329,934
4.000%, 11/01/40	557,926	588,651
4.000%, 01/01/41	1,163,021	1,227,054
4.000%, 04/01/44	370,360	387,990
4.000%, 08/01/47	1,088,789	1,135,628
4.500%, 04/01/35	32,202	34,590
4.500%, 07/01/39	183,887	197,585
4.500%, 09/01/39	103,028	110,697
4.500%, 10/01/39	59,241	63,660
4.500%, 12/01/39	91,586	98,428
4.500%, 05/01/42	164,173	176,418
5.000%, 09/01/33	138,974	151,012
5.000%, 03/01/34	29,094	31,764
5.000%, 04/01/34	24,791	27,062
5.000%, 08/01/35	32,951	36,018
5.000%, 10/01/35	72,195	78,939
5.000%, 11/01/35	52,434	56,753
5.000%, 12/01/36	38,348	41,943
5.000%, 07/01/39	278,815	302,975
5.500%, 12/01/33	175,163	195,123
5.500%, 01/01/34	111,111	123,460
5.500%, 04/01/34	16,269	17,354
5.500%, 11/01/34	17,998	19,433

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 12/01/34	8,497	$9,067
5.500%, 05/01/35	23,760	25,565
5.500%, 09/01/35	30,918	33,575
5.500%, 10/01/35	40,958	44,749
6.000%, 04/01/34	91,565	102,348
6.000%, 07/01/34	25,225	27,939
6.000%, 08/01/34	180,124	203,640
6.000%, 09/01/34	2,432	2,672
6.000%, 07/01/35	29,593	33,547
6.000%, 08/01/35	37,346	42,376
6.000%, 11/01/35	52,897	59,960
6.000%, 03/01/36	20,502	22,470
6.000%, 10/01/36	32,753	36,983
6.000%, 03/01/37	7,347	8,068
6.000%, 05/01/37	56,139	63,333
6.000%, 06/01/37	34,871	39,501
6.500%, 05/01/34	11,948	13,260
6.500%, 06/01/34	58,233	65,337
6.500%, 08/01/34	48,713	54,062
6.500%, 10/01/34	53,777	62,583
6.500%, 11/01/34	41,114	45,627
6.500%, 05/01/37	50,168	56,582
6.500%, 07/01/37	55,896	64,158
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
0.325%, 11/25/27 (d) (e)	5,207,000	92,646
0.370%, 12/25/27 (d) (e)	3,235,000	70,011
0.401%, 11/25/24 (d) (e)	4,908,000	76,303
0.406%, 09/25/27 (d) (e)	3,341,000	79,466
0.413%, 12/25/27 (d) (e)	3,579,000	88,583
0.420%, 11/25/27 (d) (e)	3,687,602	82,075
0.431%, 08/25/24 (d) (e)	4,897,000	87,210
0.449%, 11/25/32 (d) (e)	2,835,901	89,440
0.457%, 11/25/27 (d) (e)	3,357,230	85,591
0.461%, 08/25/27 (d) (e)	3,107,000	84,876
0.491%, 10/25/24 (d) (e)	6,495,383	108,095
0.495%, 12/25/27 (d) (e)	5,725,699	162,743
0.496%, 09/25/27 (d) (e)	2,757,651	77,362
0.532%, 08/25/24 (d) (e)	8,940,074	166,761
0.567%, 08/25/27 (d) (e)	2,143,621	67,573
0.630%, 07/25/24 (d) (e)	4,483,000	114,622
0.713%, 07/25/27 (d) (e)	3,875,664	161,495
0.736%, 07/25/24 (d) (e)	1,625,900	42,347
0.774%, 06/25/27 (d) (e)	4,356,000	212,213
0.890%, 06/25/27 (d) (e)	1,477,448	76,534
1.017%, 04/25/24 (d) (e)	1,963,269	66,885
1.869%, 11/25/19	203,493	202,887
2.456%, 08/25/19	9,736	9,719
2.510%, 11/25/22	489,000	496,015
2.670%, 12/25/24	507,000	518,047
2.673%, 03/25/26	676,000	691,473
2.791%, 01/25/22	474,000	480,725
3.010%, 07/25/25	134,000	139,467
3.060%, 07/25/23 (d)	219,000	226,742
3.064%, 08/25/24 (d)	255,000	265,133
3.111%, 02/25/23	695,000	718,783

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
3.117%, 06/25/27	354,000	371,340
3.151%, 11/25/25	317,000	332,847
3.171%, 10/25/24	424,000	443,929
3.187%, 09/25/27 (d)	242,000	255,183
3.224%, 03/25/27	334,000	352,773
3.244%, 08/25/27	920,000	973,508
3.250%, 04/25/23 (d)	803,000	835,073
3.320%, 02/25/23	227,000	236,438
3.413%, 12/25/26	248,000	265,148
3.430%, 01/25/27 (d)	242,707	259,573
3.458%, 08/25/23 (d)	835,000	877,292
3.650%, 02/25/28 (d)	285,000	310,142
3.900%, 04/25/28	528,000	586,055
Freddie Mac REMICS
3.000%, 07/15/39	88,730	91,014
3.000%, 07/15/41	180,038	184,709
5.000%, 01/15/40	116,060	129,392
Ginnie Mae I 30 Yr. Pool
3.500%, 12/15/41	317,916	330,005
3.500%, 02/15/42	101,661	105,517
4.500%, 09/15/33	69,099	73,565
4.500%, 11/15/39	196,161	211,378
4.500%, 03/15/40	222,368	240,542
4.500%, 04/15/40	241,254	260,087
4.500%, 06/15/40	99,380	107,121
5.000%, 03/15/34	22,698	24,630
5.000%, 06/15/34	53,863	58,456
5.000%, 12/15/34	23,989	26,022
5.000%, 06/15/35	6,878	7,198
5.500%, 11/15/32	62,756	66,886
5.500%, 08/15/33	197,170	221,706
5.500%, 12/15/33	100,313	113,212
5.500%, 09/15/34	89,802	101,022
5.500%, 10/15/35	11,244	12,188
6.000%, 12/15/28	25,329	28,272
6.000%, 12/15/31	23,639	26,878
6.000%, 03/15/32	1,060	1,159
6.000%, 10/15/32	124,287	141,757
6.000%, 01/15/33	29,573	32,442
6.000%, 02/15/33	1,432	1,586
6.000%, 04/15/33	126,361	144,140
6.000%, 08/15/33	980	1,076
6.000%, 07/15/34	67,982	76,055
6.000%, 09/15/34	24,163	26,462
6.000%, 01/15/38	92,853	104,399
Ginnie Mae II 30 Yr. Pool
3.000%, 11/20/47	2,222,217	2,272,519
3.000%, 01/20/48	3,498,760	3,577,958
3.000%, 02/20/48	170,492	174,351
3.000%, 03/20/48	654,179	668,987
3.000%, 04/20/48	598,675	612,226
3.500%, 06/20/43	566,340	590,342
3.500%, 07/20/43	713,944	744,182
3.500%, 11/20/47	184,060	190,198
3.500%, 03/20/48	2,303,191	2,379,466

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 01/20/41	682,962	$723,297
4.000%, 02/20/41	169,537	179,546
4.000%, 04/20/41	131,380	139,149
4.000%, 02/20/42	174,092	184,379
4.000%, 05/20/49	1,347,161	1,402,138
4.000%, 06/20/49	1,375,000	1,432,380
4.000%, 07/20/49	450,000	468,866
4.000%, TBA (c)	1,050,000	1,088,432
4.500%, 07/20/33	12,665	13,305
4.500%, 09/20/33	7,548	7,936
4.500%, 12/20/34	4,908	5,161
4.500%, 03/20/35	31,548	33,151
4.500%, 01/20/41	175,799	187,558
4.500%, 01/20/49	318,921	333,645
4.500%, 05/20/49	897,894	941,033
4.500%, TBA (c)	955,000	995,420
5.000%, 07/20/33	24,967	26,846
6.000%, 01/20/35	31,357	35,967
6.000%, 02/20/35	15,522	17,781
6.000%, 04/20/35	27,996	32,113
Government National Mortgage Association (CMO)
0.660%, 02/16/59 (d) (e)	2,342,139	141,931
2.500%, 07/20/32	125,000	122,410

		95,407,201

U.S. Treasury—11.9%
U.S. Treasury Bonds
2.500%, 02/15/45	68,000	67,665
2.875%, 05/15/43	12,584,700	13,447,440
2.875%, 11/15/46	5,439,000	5,813,144
3.000%, 02/15/48	4,632,000	5,066,793
3.500%, 02/15/39	3,779,000	4,484,758
4.500%, 02/15/36	179,000	235,993
4.500%, 08/15/39	743,000	1,002,760
5.000%, 05/15/37	232,000	326,848
5.375%, 02/15/31 (a)	276,000	370,465
6.250%, 08/15/23	80,000	94,222
U.S. Treasury Notes
1.750%, 11/30/21	28,134,000	28,135,099
1.750%, 09/30/22 (a)	907,000	907,354
2.500%, 08/15/23	15,500,000	15,961,973
3.125%, 05/15/21	3,504,000	3,589,273
3.500%, 05/15/20	13,096,000	13,263,281

		92,767,068

Total U.S. Treasury & Government Agencies (Cost $183,850,122)		188,174,269

Corporate Bonds & Notes—10.7%

Aerospace/Defense—0.2%
L3 Technologies, Inc. 3.850%, 06/15/23	862,000	899,075

Aerospace/Defense—(Continued)
United Technologies Corp. 4.125%, 11/16/28	562,000	617,109

		1,516,184

Agriculture—0.1%
Altria Group, Inc. 4.800%, 02/14/29	380,000	409,866

Auto Manufacturers—0.1%
General Motors Co.
5.150%, 04/01/38	235,000	232,025
6.750%, 04/01/46	374,000	422,837
General Motors Financial Co., Inc. 4.350%, 04/09/25	360,000	371,371

		1,026,233

Auto Parts & Equipment—0.1%
Lear Corp.
3.800%, 09/15/27	801,000	792,525
4.250%, 05/15/29	340,000	343,207

		1,135,732

Banks—2.0%
ABN AMRO Bank NV 4.800%, 04/18/26 (144A) (a)	800,000	861,483
Banco de Credito del Peru 5.375%, 09/16/20	835,000	860,584
Bank of America Corp.
3.004%, 3M LIBOR + 0.790%, 12/20/23 (d)	510,000	519,148
3.366%, 3M LIBOR + 0.810%, 01/23/26 (a) (d)	591,000	609,516
3.500%, 04/19/26	583,000	610,269
4.100%, 07/24/23 (a)	1,270,000	1,354,750
4.125%, 01/22/24	1,357,000	1,450,703
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	810,000	881,523
Goldman Sachs Group, Inc. (The) 3.850%, 01/26/27	616,000	643,888
JPMorgan Chase & Co.
3.200%, 01/25/23	1,756,000	1,801,273
3.782%, 3M LIBOR + 1.337%, 02/01/28 (a) (d)	1,362,000	1,443,256
3.897%, 3M LIBOR + 1.220%, 01/23/49 (d)	400,000	419,233
Morgan Stanley
3.125%, 01/23/23 (a)	132,000	134,930
3.625%, 01/20/27	1,695,000	1,780,345
3.875%, 04/29/24	557,000	590,374
4.000%, 07/23/25	396,000	423,912
UBS Group Funding Switzerland AG
3.491%, 05/23/23 (144A)	700,000	717,412
4.253%, 03/23/28 (144A)	200,000	214,714
Wells Fargo & Co. 3.750%, 01/24/24	542,000	569,614

		15,886,927

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	706,000	$1,041,117
Constellation Brands, Inc. 3.500%, 05/09/27 (a)	1,077,000	1,104,753

		2,145,870

Building Materials—0.2%
CRH America Finance, Inc. 4.500%, 04/04/48 (144A)	362,000	357,902
Martin Marietta Materials, Inc. 3.500%, 12/15/27 (a)	297,000	296,362
Masco Corp. 4.375%, 04/01/26	623,000	653,279

		1,307,543

Chemicals—0.1%
Sherwin-Williams Co. (The) 4.500%, 06/01/47	402,000	428,283

Commercial Services—0.4%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	747,000	1,019,509
Experian Finance plc 4.250%, 02/01/29 (144A)	533,000	577,511
IHS Markit, Ltd.
3.625%, 05/01/24	121,000	124,709
4.000%, 03/01/26 (144A)	696,000	720,137
4.250%, 05/01/29	181,000	190,721
Verisk Analytices, Inc. 4.125%, 03/15/29	429,000	461,145

		3,093,732

Computers—0.3%
Apple, Inc.
2.850%, 02/23/23	1,176,000	1,203,782
3.350%, 02/09/27	397,000	416,953
3.850%, 05/04/43	370,000	392,640
Dell International LLC / EMC Corp. 4.900%, 10/01/26 (144A)	583,000	607,906

		2,621,281

Diversified Financial Services—0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.650%, 07/21/27 (a)	520,000	517,016
4.875%, 01/16/24	150,000	161,392
Capital One Financial Corp. 3.750%, 03/09/27 (a)	820,000	846,127
Charles Schwab Corp. (The) 3.200%, 01/25/28 (a)	448,000	462,440
E*TRADE Financial Corp.
2.950%, 08/24/22	247,000	249,350
3.800%, 08/24/27	338,000	340,184
4.500%, 06/20/28	348,000	365,761

Diversified Financial Services—(Continued)
Intercontinental Exchange, Inc.
2.350%, 09/15/22	487,000	487,195
4.000%, 10/15/23	832,000	885,166
Raymond James Financial, Inc. 4.950%, 07/15/46	778,000	876,684
Visa, Inc. 3.150%, 12/14/25	983,000	1,030,619

		6,221,934

Electric—0.7%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	440,000	464,220
Duke Energy Corp. 2.650%, 09/01/26	131,000	129,398
Enel Finance International NV 4.875%, 06/14/29 (144A)	696,000	760,292
Exelon Corp. 3.400%, 04/15/26	1,137,000	1,166,967
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	474,000	508,809
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29	795,000	982,283
PPL Capital Funding, Inc.
3.400%, 06/01/23 (a)	880,000	901,611
5.000%, 03/15/44	296,000	328,683

		5,242,263

Environmental Control—0.1%
Republic Services, Inc. 3.950%, 05/15/28	446,000	480,895

Food—0.0%
Conagra Brands, Inc.
5.300%, 11/01/38	82,000	89,054
5.400%, 11/01/48	162,000	177,601

		266,655

Forest Products & Paper—0.1%
Suzano Austria GmbH 6.000%, 01/15/29 (144A)	520,000	566,800

Gas—0.0%
NiSource, Inc. 5.650%, 02/01/45	176,000	213,570

Healthcare-Products—0.7%
Abbott Laboratories 4.900%, 11/30/46	749,000	922,581
Becton Dickinson & Co.
3.125%, 11/08/21	344,000	348,927
4.669%, 06/06/47	729,000	815,939
Boston Scientific Corp. 3.750%, 03/01/26	220,000	233,854
Thermo Fisher Scientific, Inc.
2.950%, 09/19/26	851,000	856,684
3.200%, 08/15/27	867,000	887,252

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Zimmer Biomet Holdings, Inc.
3.169%, 3M LIBOR + 0.750%, 03/19/21 (a) (d)	313,000	$312,666
3.550%, 04/01/25	955,000	983,971

		5,361,874

Healthcare-Services—0.2%
HCA, Inc. 5.125%, 06/15/39	245,000	254,485
Laboratory Corp. of America Holdings
3.200%, 02/01/22	213,000	216,493
3.250%, 09/01/24	558,000	568,588
4.700%, 02/01/45	267,000	276,022
Northwell Healthcare, Inc.
3.979%, 11/01/46	57,000	58,170
4.260%, 11/01/47	456,000	486,328

		1,860,086

Household Products/Wares—0.2%
Reckitt Benckiser Treasury Services plc
2.750%, 06/26/24 (144A)	348,000	351,194
3.625%, 09/21/23 (144A) (a)	1,070,000	1,115,422

		1,466,616

Insurance—0.6%
American International Group, Inc.
4.125%, 02/15/24	750,000	794,237
4.875%, 06/01/22	1,292,000	1,384,794
Aon Corp. 3.750%, 05/02/29	537,000	559,972
Berkshire Hathaway, Inc. 3.125%, 03/15/26 (a)	390,000	405,030
Liberty Mutual Group, Inc. 4.850%, 08/01/44 (144A) (f)	484,000	530,734
Marsh & McLennan Cos., Inc.
4.750%, 03/15/39 (a)	298,000	341,532
4.800%, 07/15/21 (a)	920,000	956,325

		4,972,624

Internet—0.2%
Booking Holdings, Inc. 2.750%, 03/15/23	1,315,000	1,332,949

Investment Company Security—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,800,655

Lodging—0.1%
Marriott International, Inc. 4.000%, 04/15/28	698,000	735,714

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 4.200%, 01/15/24	675,000	704,562

Machinery-Diversified —(Continued)
Roper Technologies, Inc. 4.200%, 09/15/28	281,000	300,734
Wabtec Corp. 4.950%, 09/15/28 (a)	648,000	694,473

		1,699,769

Media—0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	523,000	567,482
Fox Corp. 4.030%, 01/25/24 (144A)	835,000	887,754
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	1,670,081

		3,125,317

Mining—0.1%
Glencore Funding LLC
4.000%, 03/27/27 (144A) (a)	164,000	165,534
4.125%, 05/30/23 (144A) (a)	468,000	486,566

		652,100

Oil & Gas—0.5%
BP Capital Markets America, Inc. 3.410%, 02/11/26	883,000	924,854
Eni S.p.A. 4.750%, 09/12/28 (144A)	617,000	674,764
Equinor ASA 7.750%, 06/15/23	100,000	119,572
Marathon Petroleum Corp.
3.625%, 09/15/24	858,000	889,517
4.750%, 09/15/44	583,000	600,704
Valero Energy Corp. 4.900%, 03/15/45	896,000	986,173

		4,195,584

Pipelines—0.6%
APT Pipelines, Ltd.
4.200%, 03/23/25 (144A) (a)	1,228,000	1,287,491
4.250%, 07/15/27 (144A)	93,000	97,510
Enterprise Products Operating LLC 4.200%, 01/31/50	281,000	288,641
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	691,000	728,101
MPLX L.P. 4.500%, 04/15/38	297,000	299,590
ONEOK, Inc. 4.950%, 07/13/47	869,000	917,721
Sabine Pass Liquefaction LLC 5.000%, 03/15/27	759,000	831,882

		4,450,936

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.3%
American Tower Corp.
3.000%, 06/15/23	415,000	$418,858
3.600%, 01/15/28	415,000	422,255
Crown Castle International Corp. 3.650%, 09/01/27 (a)	1,014,000	1,043,749
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29	574,000	618,628

		2,503,490

Retail—0.3%
Best Buy Co., Inc. 4.450%, 10/01/28	793,000	837,682
Dollar Tree, Inc.
4.000%, 05/15/25	349,000	363,597
4.200%, 05/15/28	162,000	167,556
Home Depot, Inc. (The) 3.900%, 06/15/47	471,000	507,342
Tapestry, Inc. 4.125%, 07/15/27	572,000	574,957

		2,451,134

Semiconductors—0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.500%, 01/15/28	984,000	933,708
3.875%, 01/15/27	348,000	341,170
Broadcom, Inc. 4.250%, 04/15/26 (144A)	495,000	501,475

		1,776,353

Software—0.3%
Fidelity National Information Services, Inc.
4.500%, 08/15/46	210,000	221,033
4.750%, 05/15/48	498,000	554,375
Fiserv, Inc. 4.400%, 07/01/49	527,000	551,704
Microsoft Corp. 4.250%, 02/06/47	743,000	880,743

		2,207,855

Telecommunications—0.1%
AT&T, Inc. 5.450%, 03/01/47 (a)	548,000	628,885

Trucking & Leasing—0.0%
Avolon Holdings Funding, Ltd. 4.375%, 05/01/26 (144A) (a)	243,000	250,096

Total Corporate Bonds & Notes (Cost $78,585,388)		84,035,805

Asset-Backed Securities—1.9%
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP LLC 3.450%, 03/20/23 (144A)	1,220,000	1,249,320
Chesapeake Funding II LLC
3.040%, 04/15/30 (144A)	425,553	429,673
3.394%, 1M LIBOR + 1.000%, 06/15/28 (144A) (d)	209,393	209,662
Ford Credit Auto Owner Trust 2.310%, 04/15/26 (144A)	425,000	424,677

		2,313,332

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 4.002%, 1M LIBOR + 1.600%, 12/28/40 (144A) (d)	415,017	399,898
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	111,264	117,416
Home Equity Loan Trust 5.320%, 12/25/35 (d)	199,957	195,598

		712,912

Asset-Backed - Other—1.5%
ALM, Ltd.
2.604%, 3M LIBOR + 1.250%, 10/18/27 (144A) (d)	849,000	845,458
3.997%, 3M LIBOR + 1.400%, 10/15/27 (144A) (d)	1,395,000	1,383,036
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	1,015,955
Cutwater, Ltd. 3.817%, 3M LIBOR + 1.220%, 01/15/29 (144A) (d)	1,395,000	1,395,039
Dryden 55 CLO, Ltd. 3.617%, 3M LIBOR + 1.020%, 04/15/31 (144A) (d)	1,430,000	1,417,101
Dryden Senior Loan Fund 3.497%, 3M LIBOR + 0.900%, 04/15/29 (144A) (d)	663,000	657,223
Figueroa CLO, Ltd. 4.097%, 3M LIBOR + 1.500%, 01/15/27 (144A) (d)	420,000	418,761
Fort Credit LLC 4.117%, 10/21/23 (144A)	518,500	518,499
KREF, Ltd. 3.494%, 1M LIBOR + 1.100%, 06/15/36 (144A) (d)	691,000	692,296
Mountain Hawk CLO, Ltd. 4.401%, 3M LIBOR + 1.800%, 04/18/25 (144A) (d)	1,463,576	1,462,699
Navistar Financial Dealer Note Master Trust 3.034%, 1M LIBOR + 0.630%, 09/25/23 (144A) (d)	808,000	809,593
Neuberger Berman CLO, Ltd. 3.397%, 3M LIBOR + 0.800%, 01/15/28 (144A) (d)	600,000	597,013
Oaktree CLO, Ltd. 3.942%, 3M LIBOR + 1.350%, 10/20/27 (144A) (d)	254,518	251,890
Small Business Administration Participation Certificates
4.350%, 07/01/23	85,065	87,947
4.770%, 04/01/24	5,636	5,871
4.950%, 03/01/25	36,249	37,984
4.990%, 09/01/24	20,304	21,279
5.110%, 08/01/25	50,713	53,276
5.180%, 05/01/24	7,679	8,067
5.520%, 06/01/24	20,740	21,878

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*/ Shares	Value

Asset-Backed - Other—(Continued)
Sound Point CLO, Ltd. 3.482%, 3M LIBOR + 0.890%, 01/20/28 (144A) (d)	365,000	$363,190

		12,064,055

Total Asset-Backed Securities (Cost $15,073,124)		15,090,299

Mortgage-Backed Securities—1.7%

Collateralized Mortgage Obligations—0.0%
Seasoned Credit Risk Transfer Trust 3.500%, 08/25/58	79,533	83,712
Seasoned Loans Structured Transaction 3.500%, 05/25/29	60,000	62,820

		146,532

Commercial Mortgage-Backed Securities—1.7%
AREIT Trust 3.381%, 1M LIBOR + 0.980%, 11/14/35 (144A) (d)	1,193,304	1,193,304
Bancorp Commercial Mortgage Trust 3.294%, 1M LIBOR + 0.900%, 09/15/35 (144A) (d)	955,533	953,323
BANK 3.714%, 04/15/52	875,000	942,274
BDS, Ltd. 3.794%, 1M LIBOR + 1.400%, 08/15/35 (144A) (d)	1,322,500	1,324,144
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,384,743
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	772,241
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,387,991	1,452,475
JPMBB Commercial Mortgage Securities Trust
3.227%, 10/15/48	1,036,740	1,075,087
3.494%, 01/15/48	1,590,000	1,668,170
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	549,722
Morgan Stanley Capital Trust 3.530%, 06/15/50	470,148	497,390
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,410,327	1,485,508

		13,298,381

Total Mortgage-Backed Securities (Cost $13,207,490)		13,444,913

Convertible Preferred Stocks—0.3%

Electric Utilities—0.1%
NextEra Energy, Inc. 6.123%, 09/01/19	6,834	443,732

Health Care Equipment & Supplies—0.1%
Danaher Corp. 4.750%, 04/15/22 (a)	418	461,744

Multi-Utilities—0.1%
CenterPoint Energy, Inc. 7.000%, 09/01/21	34,392	1,727,166

Total Convertible Preferred Stocks (Cost $2,585,713)		2,632,642

Municipals—0.2%
New Jersey State Turnpike Authority, Build America Bond 7.414%, 01/01/40 (Cost $1,092,733)	1,050,000	1,624,298

Preferred Stock—0.1%

Technology Hardware, Storage & Peripherals—0.1%
Samsung Electronics Co., Ltd. (Cost $519,176)	15,504	513,359

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $7,063,518; collateralized by U.S. Treasury Note at 2.375%, maturing 03/15/22, with a market value of $7,207,048.	7,062,812	7,062,812

Total Short-Term Investments (Cost $7,062,812)		7,062,812

Securities Lending Reinvestments (g)—6.0%

Certificates of Deposit—1.1%
Banco Santander S.A. 2.590%, 07/16/19	2,000,000	2,000,258
BNP Paribas S.A. New York 2.615%, 3M LIBOR + 0.050%, 11/06/19 (d)	1,000,000	1,000,368
Credit Industriel et Commercial 2.600%, 1M LIBOR + 0.160%, 01/03/20 (d)	1,000,000	1,000,161
Industrial & Commercial Bank of China, Ltd.
2.670%, 07/25/19	1,000,000	1,000,194
2.670%, 08/01/19	1,000,000	1,000,216
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/09/19	993,475	997,270
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/08/19	986,362	997,340
Wells Fargo Bank N.A. 2.721%, 3M LIBOR + 0.140%, 07/11/19 (d)	1,000,000	999,951

		8,995,758

Commercial Paper—0.9%
Bank of China, Ltd.
2.640%, 09/09/19	993,400	994,724
2.670%, 07/16/19	993,325	998,703

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
China Construction Bank Corp. 2.685%, 07/03/19	1,986,575	$1,999,276
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (d)	1,000,000	1,000,199
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (d)	1,000,000	999,995
Starbird Funding Corp. 2.380%, 07/01/19	999,802	999,795

		6,992,692

Repurchase Agreements—4.0%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $3,383,799; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $3,450,813.	3,383,150	3,383,150
BofA Securities, Inc.
Repurchase Agreement dated 06/28/19 at 2.460%, due on 07/01/19 with a maturity value of $5,001,025; collateralized by various Common Stock with an aggregate market value of $5,500,002.	5,000,000	5,000,000
Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $1,108,071; collateralized by various Common Stock with an aggregate market value of $1,210,000.	1,100,000	1,100,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $1,503,952; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $50,134; collateralized by various Common Stock with an aggregate market value of $55,000.	50,000	50,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $3,800,823; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $3,876,001.	3,800,000	3,800,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $500,115; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $510,003.	500,000	500,000
Goldman Sachs & Co. Repurchase Agreement dated 06/28/19 at 2.510%, due on 07/01/19 with a maturity value of $2,000,418; collateralized by U.S. Government Agency Obligations with rates ranging from 2.500% - 5.500%, maturity dates ranging from 09/20/26 - 04/20/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $1,000,498; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $1,094,312.	1,000,000	1,000,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $3,501,742; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $3,830,092.	3,500,000	3,500,000
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $4,000,823; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $4,310,272.	4,000,000	4,000,000
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $3,000,618; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $3,232,704.	3,000,000	3,000,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $1,700,826; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,831,866.	1,700,000	1,700,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $600,292; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $646,541.	600,000	600,000

		31,133,150

Total Securities Lending Reinvestments (Cost $47,120,978)		47,121,600

Total Investments—105.7% (Cost $702,600,662)		827,143,690
Other assets and liabilities (net)—(5.7)%		(44,893,835)

Net Assets—100.0%		$782,249,855

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $46,173,451 and the collateral received consisted of cash in the amount of $47,086,089. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	Interest only security.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2019, the market value of restricted securities was $530,734, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2019, the market value of 144A securities was $33,954,947, which is 4.3% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Liberty Mutual Group, Inc. 4.850%, 08/01/44	11/01/16	$484,000	$499,430	$530,734

				$530,734

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$12,697,710	$—	$—	$12,697,710
Air Freight & Logistics	1,497,725	—	—	1,497,725
Airlines	1,180,740	—	—	1,180,740
Auto Components	6,680,527	—	—	6,680,527
Automobiles	173,417	—	—	173,417
Banks	48,357,172	1,379,274	—	49,736,446
Beverages	3,856,501	3,543,887	—	7,400,388
Biotechnology	1,150,407	—	—	1,150,407
Building Products	6,255,573	—	—	6,255,573
Capital Markets	24,499,553	—	—	24,499,553
Chemicals	16,175,908	—	—	16,175,908
Commercial Services & Supplies	418,387	—	—	418,387
Communications Equipment	5,773,796	—	—	5,773,796
Consumer Finance	1,961,415	—	—	1,961,415
Containers & Packaging	875,991	—	—	875,991
Diversified Financial Services	—	1,731,047	—	1,731,047
Diversified Telecommunication Services	2,960,362	—	—	2,960,362
Electric Utilities	14,580,806	733,707	—	15,314,513
Electrical Equipment	6,784,606	456,350	—	7,240,956
Electronic Equipment, Instruments & Components	—	1,161,363	—	1,161,363
Energy Equipment & Services	2,200,126	—	—	2,200,126
Entertainment	1,022,928	—	—	1,022,928
Equity Real Estate Investment Trusts	9,039,416	—	—	9,039,416
Food & Staples Retailing	3,383,529	—	—	3,383,529
Food Products	7,887,666	5,955,624	—	13,843,290
Health Care Equipment & Supplies	21,010,242	—	—	21,010,242
Health Care Providers & Services	11,217,115	—	—	11,217,115
Hotels, Restaurants & Leisure	5,467,298	—	—	5,467,298
Household Durables	1,889,829	—	—	1,889,829
Household Products	4,014,932	1,371,124	—	5,386,056
Industrial Conglomerates	10,204,028	—	—	10,204,028
Insurance	26,817,238	2,526,969	—	29,344,207
Interactive Media & Services	2,056,237	—	—	2,056,237
Internet & Direct Marketing Retail	4,650,755	—	—	4,650,755
IT Services	20,279,631	—	—	20,279,631
Life Sciences Tools & Services	5,686,526	—	—	5,686,526
Machinery	13,104,057	—	—	13,104,057
Media	14,174,259	—	—	14,174,259
Metals & Mining	—	2,060,182	—	2,060,182
Multi-Utilities	3,629,585	—	—	3,629,585
Multiline Retail	2,676,087	—	—	2,676,087

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	$21,567,063	$4,266,840	$—	$25,833,903
Pharmaceuticals	30,653,860	4,641,614	—	35,295,474
Professional Services	2,232,407	—	—	2,232,407
Road & Rail	9,524,196	—	—	9,524,196
Semiconductors & Semiconductor Equipment	14,114,275	—	—	14,114,275
Software	16,675,748	—	—	16,675,748
Specialty Retail	1,439,693	—	—	1,439,693
Technology Hardware, Storage & Peripherals	3,267,715	—	—	3,267,715
Textiles, Apparel & Luxury Goods	1,690,589	1,355,828	—	3,046,417
Tobacco	6,463,093	2,017,771	—	8,480,864
Trading Companies & Distributors	321,394	—	—	321,394
Total Common Stocks	434,242,113	33,201,580	—	467,443,693
Total U.S. Treasury & Government Agencies*	—	188,174,269	—	188,174,269
Total Corporate Bonds & Notes*	—	84,035,805	—	84,035,805
Total Asset-Backed Securities*	—	15,090,299	—	15,090,299
Total Mortgage-Backed Securities*	—	13,444,913	—	13,444,913
Total Convertible Preferred Stocks*	2,632,642	—	—	2,632,642
Total Municipals*	—	1,624,298	—	1,624,298
Total Preferred Stock*	—	513,359	—	513,359
Total Short-Term Investment*	—	7,062,812	—	7,062,812
Total Securities Lending Reinvestments*	—	47,121,600	—	47,121,600
Total Investments	$436,874,755	$390,268,935	$—	$827,143,690

Collateral for Securities Loaned (Liability)	$—	$(47,086,089)	$—	$(47,086,089)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$827,143,690
Cash	14,552
Cash denominated in foreign currencies (c)	8,723
Receivable for:
Investments sold	5,614,165
TBA securities sold	1,038,537
Fund shares sold	54,239
Dividends and interest	2,759,697

Total Assets	836,633,603
Liabilities
Collateral for securities loaned	47,086,089
Payables for:
Investments purchased	750,345
TBA securities purchased	5,341,478
Fund shares redeemed	348,234
Accrued Expenses:
Management fees	358,306
Distribution and service fees	106,945
Deferred trustees’ fees	126,713
Other expenses	265,638

Total Liabilities	54,383,748

Net Assets	$782,249,855

Net Assets Consist of:
Paid in surplus	$643,510,920
Distributable earnings (Accumulated losses)	138,738,935

Net Assets	$782,249,855

Net Assets
Class A	$172,399,116
Class B	221,740,153
Class E	23,794,107
Class F	364,316,479
Capital Shares Outstanding*
Class A	1,065,138
Class B	1,391,076
Class E	147,874
Class F	2,272,319
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$161.86
Class B	159.40
Class E	160.91
Class F	160.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $702,600,662.
(b)	Includes securities loaned at value of $46,173,451.
(c)	Identified cost of cash denominated in foreign currencies was $8,727.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$6,230,532
Interest	5,127,282
Securities lending income	78,239

Total investment income	11,436,053
Expenses
Management fees	2,155,194
Administration fees	21,903
Custodian and accounting fees	81,964
Distribution and service fees—Class B	270,234
Distribution and service fees—Class E	17,391
Distribution and service fees—Class F	356,232
Interest expense	578
Audit and tax services	32,634
Legal	22,462
Trustees’ fees and expenses	31,323
Shareholder reporting	47,902
Insurance	2,586
Miscellaneous	8,487

Total expenses	3,048,890

Net Investment Income	8,387,163

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	9,439,676
Foreign currency transactions	(763)

Net realized gain	9,438,913

Net change in unrealized appreciation on:
Investments	73,663,991
Foreign currency transactions	4,252

Net change in unrealized appreciation	73,668,243

Net realized and unrealized gain	83,107,156

Net Increase in Net Assets From Operations	$91,494,319

(a)	Net of foreign withholding taxes of $143,000.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,387,163	$16,732,668
Net realized gain	9,438,913	33,154,382
Net change in unrealized appreciation (depreciation)	73,668,243	(95,587,834)

Increase (decrease) in net assets from operations	91,494,319	(45,700,784)

From Distributions to Shareholders
Class A	(10,786,327)	(14,737,131)
Class B	(13,537,894)	(19,453,121)
Class E	(1,459,723)	(2,097,343)
Class F	(22,324,786)	(32,316,162)

Total distributions	(48,108,730)	(68,603,757)

Increase (decrease) in net assets from capital share transactions	3,650,875	(35,848,597)

Total increase (decrease) in net assets	47,036,464	(150,153,138)

Net Assets
Beginning of period	735,213,391	885,366,529

End of period	$782,249,855	$735,213,391

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	24,000	$3,960,623	58,743	$9,903,134
Reinvestments	67,715	10,786,327	91,705	14,737,131
Redemptions	(76,002)	(12,473,112)	(144,679)	(24,334,597)

Net increase	15,713	$2,273,838	5,769	$305,668

Class B
Sales	20,654	$3,323,868	54,637	$9,037,288
Reinvestments	86,284	13,537,894	122,802	19,453,121
Redemptions	(94,957)	(15,267,644)	(236,470)	(38,957,577)

Net increase (decrease)	11,981	$1,594,118	(59,031)	$(10,467,168)

Class E
Sales	2,585	$429,534	3,124	$533,358
Reinvestments	9,217	1,459,723	13,124	2,097,343
Redemptions	(11,722)	(1,915,320)	(22,260)	(3,717,856)

Net increase (decrease)	80	$(26,063)	(6,012)	$(1,087,155)

Class F
Sales	59,046	$9,670,665	93,601	$15,608,427
Reinvestments	141,475	22,324,786	202,902	32,316,162
Redemptions	(197,851)	(32,186,469)	(436,754)	(72,524,531)

Net increase (decrease)	2,670	$(191,018)	(140,251)	$(24,599,942)

Increase (decrease) derived from capital shares transactions		$3,650,875		$(35,848,597)

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$153.14		$177.03	$170.50	$168.01		$172.72	$162.91

Income (Loss) from Investment Operations
Net investment income (a)	1.93		3.68	3.55	3.94	(b)	3.66	3.85
Net realized and unrealized gain (loss)	17.56		(12.86)	16.87	10.93		(3.83)	9.94

Total income (loss) from investment operations	19.49		(9.18)	20.42	14.87		(0.17)	13.79

Less Distributions
Distributions from net investment income	(4.05)		(4.04)	(4.55)	(5.10)		(4.54)	(3.98)
Distributions from net realized capital gains	(6.72)		(10.67)	(9.34)	(7.28)		0.00	0.00

Total distributions	(10.77)		(14.71)	(13.89)	(12.38)		(4.54)	(3.98)

Net Asset Value, End of Period	$161.86		$153.14	$177.03	$170.50		$168.01	$172.72

Total Return (%) (c)	12.84	(d)	(5.57)	12.44	9.20		(0.16)	8.64

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.63	(e)	0.62	0.61	0.61		0.60	0.60
Ratio of net investment income to average net assets (%)	2.37	(e)	2.20	2.05	2.34	(b)	2.13	2.32
Portfolio turnover rate (%)	15	(d)(f)	29 (f)	35 (f)	35	(f)	41 (f)	34 (f)
Net assets, end of period (in millions)	$172.4		$160.7	$184.8	$178.0		$165.9	$186.7

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$150.75		$174.48	$168.22	$165.89		$170.57	$160.94

Income (Loss) from Investment Operations
Net investment income (a)	1.70		3.21	3.06	3.48	(b)	3.20	3.40
Net realized and unrealized gain (loss)	17.27		(12.66)	16.66	10.77		(3.79)	9.81

Total income (loss) from investment operations	18.97		(9.45)	19.72	14.25		(0.59)	13.21

Less Distributions
Distributions from net investment income	(3.60)		(3.61)	(4.12)	(4.64)		(4.09)	(3.58)
Distributions from net realized capital gains	(6.72)		(10.67)	(9.34)	(7.28)		0.00	0.00

Total distributions	(10.32)		(14.28)	(13.46)	(11.92)		(4.09)	(3.58)

Net Asset Value, End of Period	$159.40		$150.75	$174.48	$168.22		$165.89	$170.57

Total Return (%) (c)	12.69	(d)	(5.81)	12.17	8.92		(0.40)	8.36

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.88	(e)	0.87	0.86	0.86		0.85	0.85
Ratio of net investment income to average net assets (%)	2.12	(e)	1.95	1.79	2.09	(b)	1.88	2.07
Portfolio turnover rate (%)	15	(d)(f)	29 (f)	35 (f)	35	(f)	41 (f)	34 (f)
Net assets, end of period (in millions)	$221.7		$207.9	$250.9	$227.4		$223.0	$247.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$152.17		$175.98	$169.55	$167.11		$171.80	$162.06

Income (Loss) from Investment Operations
Net investment income (a)	1.79		3.41	3.27	3.67	(b)	3.39	3.59
Net realized and unrealized gain (loss)	17.45		(12.78)	16.79	10.86		(3.82)	9.88

Total income (loss) from investment operations	19.24		(9.37)	20.06	14.53		(0.43)	13.47

Less Distributions
Distributions from net investment income	(3.78)		(3.77)	(4.29)	(4.81)		(4.26)	(3.73)
Distributions from net realized capital gains	(6.72)		(10.67)	(9.34)	(7.28)		0.00	0.00

Total distributions	(10.50)		(14.44)	(13.63)	(12.09)		(4.26)	(3.73)

Net Asset Value, End of Period	$160.91		$152.17	$175.98	$169.55		$167.11	$171.80

Total Return (%) (c)	12.75	(d)	(5.72)	12.28	9.03		(0.31)	8.48

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	(e)	0.77	0.76	0.76		0.75	0.75
Ratio of net investment income to average net assets (%)	2.22	(e)	2.05	1.90	2.19	(b)	1.98	2.17
Portfolio turnover rate (%)	15	(d)(f)	29 (f)	35 (f)	35	(f)	41 (f)	34 (f)
Net assets, end of period (in millions)	$23.8		$22.5	$27.1	$26.3		$27.1	$30.9

	Class F
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$151.61		$175.36	$168.99	$166.59		$171.25	$161.54

Income (Loss) from Investment Operations
Net investment income (a)	1.75		3.31	3.17	3.57	(b)	3.29	3.50
Net realized and unrealized gain (loss)	17.37		(12.72)	16.73	10.83		(3.79)	9.84

Total income (loss) from investment operations	19.12		(9.41)	19.90	14.40		(0.50)	13.34

Less Distributions
Distributions from net investment income	(3.68)		(3.66)	(4.19)	(4.72)		(4.16)	(3.63)
Distributions from net realized capital gains	(6.72)		(10.68)	(9.34)	(7.28)		0.00	0.00

Total distributions	(10.40)		(14.34)	(13.53)	(12.00)		(4.16)	(3.63)

Net Asset Value, End of Period	$160.33		$151.61	$175.36	$168.99		$166.59	$171.25

Total Return (%) (c)	12.73	(d)	(5.76)	12.22	8.97		(0.35)	8.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	(e)	0.82	0.81	0.81		0.80	0.80
Ratio of net investment income to average net assets (%)	2.17	(e)	2.00	1.85	2.14	(b)	1.93	2.12
Portfolio turnover rate (%)	15	(d)(f)	29 (f)	35 (f)	35	(f)	41 (f)	34 (f)
Net assets, end of period (in millions)	$364.3		$344.1	$422.6	$429.0		$450.4	$524.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.12 per share and 0.07% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 14%, 28%, 35%, 34%, 37% and 25% for the six months ended June 30, 2019 and the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-24

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a

BHFTII-26

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $7,062,812. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $31,133,150. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(35,162,790)	$—	$—	$—	$(35,162,790)
Convertible Preferred Stocks	(433,237)	—	—	—	(433,237)
Corporate Bonds & Notes	(10,156,087)	—	—	—	(10,156,087)
U.S. Treasury & Government Agencies	(1,333,975)	—	—	—	(1,333,975)
Total	$(47,086,089)	$—	$—	$—	$(47,086,089)
Total Borrowings	$(47,086,089)	$—	$—	$—	$(47,086,089)
Gross amount of recognized liabilities for securities lending transactions					$(47,086,089)

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar rolls and TBA transactions but excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$42,549,487	$72,349,390	$63,646,968	$97,099,069

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2019 were as follows:

Purchases	Sales
$10,621,138	$10,308,374

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average daily net assets
$2,155,194	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

BHFTII-28

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class F shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class F shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class F shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.20% of average daily net assets in the case of Class F shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$703,653,962

Gross unrealized appreciation	137,245,176
Gross unrealized depreciation	(14,192,566)

Net unrealized appreciation (depreciation)	$123,052,610

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$20,298,439	$22,797,540	$48,305,318	$43,395,304	$68,603,757	$66,192,844

BHFTII-29

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$17,379,312	$30,801,703	$47,283,920	$—	$95,464,935

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-30

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B, D and E shares of the MFS Value Portfolio returned 18.57%, 18.46%, 18.53%, and 18.53%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 16.24%.

MARKET ENVIRONMENT / CONDITIONS

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the U.S. and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the U.S. Federal Reserve (“Fed”) to adopt a more dovish policy stance during the first half of 2019, which resulted in a sharp decline in long-term interest rates during the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Globally, central banks tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit and to hold out the possibility of further lowering rates and resuming asset purchases.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed became more dovish. Diminished hopes for a trade deal between the U.S. and China weighed on sentiment at the end of the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom, caused by a lack of consensus on the best path toward Brexit (the U.K. proposal to leave the European Union), a fractious Eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to have been nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio posted positive results and outperformed its benchmark, the Russell 1000 Value Index. Overall, a combination of sector allocation and stock selection led to the outperformance.

An overweight allocation to the strong-performing Industrials sector contributed to performance relative to the Russell 1000 Value Index. Within this sector, overweight positions in automotive components supplier Johnson Controls International and diversified technology and manufacturing company Honeywell, and holdings of global security company Northrop Grumman, bolstered relative results.

Stock selection in both the Financials and Consumer Staples sectors supported relative returns. Within the Financials sector, holdings of risk management and human capital consulting services provider Aon, not owning insurance and investment firm Berkshire Hathaway and an overweight position in property and casualty insurer Travelers Companies helped relative performance. Within the Consumer Staples sector, holdings of global food company Nestle (Switzerland) boosted relative results.

Elsewhere, holdings of IT servicing firm Accenture, not owning semiconductor company Intel and an overweight position in healthcare equipment manufacturer Danaher also helped in relative terms.

Individual stocks that hampered relative returns included overweight positions in global health services provider Cigna, diversified technology company 3M, power & natural gas distributor Duke Energy, custody bank State Street, medical device maker Medtronic, global financial services provider Bank of New York Mellon and diversified financial services firm Wells Fargo. Additionally, not owning network equipment company Cisco Systems and diversified industrial conglomerate General Electric detracted from relative performance.

The Portfolio’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Over the trailing six-month period ending June 30, 2019, the most significant changes to the Portfolio include our increased absolute exposure to the Utilities, Industrials, and Financials sectors. Conversely, the Portfolio’s largest decreased exposures at a sector level

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

included reduced absolute exposure to Consumer Staples, Communication Services, and Health Care.

At the end of the period, the Portfolio’s top overweights were to Industrials, Financials, and Health Care, while being most underweight the Energy, Real Estate, and Consumer Discretionary sectors. Relative sector positioning reflects the investment team’s bottom up stock selection process rather than a reflection of any top-down macroeconomic view.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

MFS Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	18.57	10.79	8.74	12.87	—
Class B	18.46	10.51	8.46	12.60	—
Class D	18.53	10.73	8.64	—	10.81
Class E	18.53	10.63	8.58	12.72	—
Russell 1000 Value Index	16.24	8.47	7.46	13.19	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.5
Johnson & Johnson	3.5
Comcast Corp. - Class A	2.9
Accenture plc - Class A	2.8
Medtronic plc	2.7
Travelers Cos., Inc. (The)	2.6
Aon plc	2.4
Pfizer, Inc.	2.3
Citigroup, Inc.	2.3
Chubb, Ltd.	2.2

Top Sectors

% of Net Assets
Financials	29.1
Health Care	17.2
Industrials	17.1
Information Technology	9.2
Consumer Staples	8.6
Utilities	5.2
Communication Services	4.0
Energy	3.9
Materials	3.2
Consumer Discretionary	1.3

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.58%	$1,000.00	$1,185.70	$3.14
	Hypothetical*	0.58%	$1,000.00	$1,021.92	$2.91

Class B (a)	Actual	0.83%	$1,000.00	$1,184.60	$4.50
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class D (a)	Actual	0.68%	$1,000.00	$1,185.30	$3.68
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class E (a)	Actual	0.73%	$1,000.00	$1,185.30	$3.96
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.3%
Lockheed Martin Corp.	104,544	$38,005,926
Northrop Grumman Corp.	213,269	68,909,346
United Technologies Corp.	304,674	39,668,555

		146,583,827

Air Freight & Logistics—0.3%
United Parcel Service, Inc. - Class B	115,843	11,963,107

Auto Components—1.0%
Aptiv plc	350,315	28,315,962
Lear Corp. (a)	48,368	6,736,211

		35,052,173

Automobiles—0.1%
Harley-Davidson, Inc. (a)	104,554	3,746,170

Banks—13.9%
BB&T Corp. (a)	988,372	48,558,716
Citigroup, Inc.	1,121,324	78,526,319
JPMorgan Chase & Co. (a)	1,371,835	153,371,153
PNC Financial Services Group, Inc. (The)	376,521	51,688,803
U.S. Bancorp (a)	1,372,132	71,899,717
Wells Fargo & Co.	1,549,018	73,299,532

		477,344,240

Beverages—1.9%
Diageo plc	1,087,551	46,834,577
PepsiCo, Inc.	144,445	18,941,073

		65,775,650

Building Products—1.5%
Johnson Controls International plc (a)	1,293,005	53,414,037

Capital Markets—6.5%
Bank of New York Mellon Corp. (The)	641,230	28,310,305
BlackRock, Inc. (a)	71,793	33,692,455
Goldman Sachs Group, Inc. (The) (a)	269,845	55,210,287
Moody’s Corp. (a)	144,036	28,131,671
Nasdaq, Inc. (a)	408,419	39,277,655
State Street Corp.	391,517	21,948,443
T. Rowe Price Group, Inc.	150,603	16,522,655

		223,093,471

Chemicals—3.2%
Corteva, Inc. (b)	147,909	4,373,669
DuPont de Nemours, Inc.	147,909	11,103,529
PPG Industries, Inc. (a)	544,450	63,542,759
Sherwin-Williams Co. (The)	70,459	32,290,655

		111,310,612

Consumer Finance—0.8%
American Express Co.	224,941	27,766,717

Diversified Telecommunication Services—0.5%
Verizon Communications, Inc.	285,727	16,323,583

Electric Utilities—5.2%
Duke Energy Corp.	765,490	67,546,838
FirstEnergy Corp. (a)	912,583	39,067,678
Southern Co. (The) (a)	1,031,959	57,046,694
Xcel Energy, Inc.	281,852	16,767,375

		180,428,585

Electrical Equipment—1.2%
Eaton Corp. plc (a)	476,259	39,662,850

Energy Equipment & Services—1.0%
Schlumberger, Ltd.	906,887	36,039,689

Equity Real Estate Investment Trusts—0.4%
Public Storage	58,123	13,843,155

Food Products—3.5%
Archer-Daniels-Midland Co.	451,933	18,438,866
Danone S.A.	197,274	16,730,880
General Mills, Inc. (a)	230,717	12,117,257
J.M. Smucker Co. (The) (a)	118,801	13,684,687
Nestle S.A.	573,296	59,352,609

		120,324,299

Health Care Equipment & Supplies—5.9%
Abbott Laboratories	556,661	46,815,190
Danaher Corp.	440,223	62,916,671
Medtronic plc	954,229	92,932,363

		202,664,224

Health Care Providers & Services—2.3%
Cigna Corp.	345,997	54,511,827
McKesson Corp.	178,240	23,953,674

		78,465,501

Household Products—1.2%
Colgate-Palmolive Co.	99,765	7,150,157
Kimberly-Clark Corp. (a)	90,838	12,106,889
Procter & Gamble Co. (The)	65,120	7,140,408
Reckitt Benckiser Group plc	194,003	15,331,541

		41,728,995

Industrial Conglomerates—3.1%
3M Co.	187,787	32,550,999
Honeywell International, Inc.	419,543	73,248,012

		105,799,011

Insurance—7.9%
Aon plc (a)	422,327	81,500,665
Chubb, Ltd.	511,296	75,308,788
Marsh & McLennan Cos., Inc.	205,459	20,494,535
Prudential Financial, Inc.	67,990	6,866,990

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Travelers Cos., Inc. (The)	594,170	$88,840,298

		273,011,276

IT Services—6.3%
Accenture plc - Class A	520,539	96,179,991
Amdocs, Ltd.	120,702	7,494,387
Cognizant Technology Solutions Corp. - Class A	230,956	14,640,301
DXC Technology Co.	205,701	11,344,410
Fidelity National Information Services, Inc. (a)	356,828	43,775,659
Fiserv, Inc. (a) (b)	483,817	44,104,758

		217,539,506

Life Sciences Tools & Services—1.4%
Thermo Fisher Scientific, Inc. (a)	163,194	47,926,814

Machinery—3.7%
Illinois Tool Works, Inc. (a)	356,888	53,822,279
Ingersoll-Rand plc	294,254	37,273,154
Stanley Black & Decker, Inc. (a)	259,073	37,464,547

		128,559,980

Media—3.5%
Comcast Corp. - Class A	2,329,159	98,476,843
Omnicom Group, Inc. (a)	256,493	21,019,601

		119,496,444

Oil, Gas & Consumable Fuels—2.9%
Chevron Corp.	241,035	29,994,395
EOG Resources, Inc.	257,995	24,034,814
Exxon Mobil Corp. (a)	349,586	26,788,775
Occidental Petroleum Corp. (a)	190,363	9,571,452
Pioneer Natural Resources Co.	56,966	8,764,789

		99,154,225

Pharmaceuticals—7.6%
Johnson & Johnson	859,090	119,654,055
Merck & Co., Inc.	460,858	38,642,943
Novartis AG	88,991	8,139,740
Pfizer, Inc. (a)	1,852,011	80,229,117
Roche Holding AG	52,070	14,650,743

		261,316,598

Professional Services—0.9%
Equifax, Inc. (a)	222,895	30,144,320

Road & Rail—1.9%
Canadian National Railway Co.	228,977	21,175,793
Union Pacific Corp.	268,258	45,365,110

		66,540,903

Semiconductors & Semiconductor Equipment—2.9%
Analog Devices, Inc.	238,197	26,885,296
Texas Instruments, Inc.	623,757	71,582,353

		98,467,649

Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc.	370,459	6,379,304

Tobacco—2.0%
Altria Group, Inc.	343,481	16,263,825
Philip Morris International, Inc.	657,511	51,634,339

		67,898,164

Trading Companies & Distributors—0.2%
HD Supply Holdings, Inc. (b)	163,446	6,583,605

Total Common Stocks (Cost $2,535,988,825)		3,414,348,684

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $25,830,401; collateralized by U.S. Treasury Note at 2.000% due 12/31/21, with a market value of $26,344,673.	25,827,818	25,827,818

Total Short-Term Investments (Cost $25,827,818)		25,827,818

Securities Lending Reinvestments (c)—12.4%

Bank Note—0.1%
Bank of America N.A. 2.624%, 1M LIBOR + 0.230%, 07/15/19 (d)	4,000,000	4,018,017

Certificates of Deposit—8.4%
ABN AMRO Bank NV Zero Coupon, 07/05/19	3,964,930	3,998,120
Banco Del Estado De Chile New York
2.564%, 1M LIBOR + 0.160%, 11/22/19 (d)	5,000,000	5,000,425
2.592%, 1M LIBOR + 0.180%, 10/09/19 (d)	5,000,000	5,000,705
Banco Santander S.A. 2.600%, 07/05/19	7,000,000	7,000,364
Bank of Montreal (Chicago)
2.512%, 1M LIBOR + 0.100%, 10/11/19 (d)	5,000,000	5,000,165
2.590%, SOFR + 0.170%, 02/07/20 (d)	5,000,000	5,000,280
2.751%, 1M LIBOR + 0.330%, 08/06/19 (d)	10,000,000	10,002,870
Bank of Nova Scotia
2.564%, 1M LIBOR + 0.170%, 05/15/20 (d)	8,000,000	7,999,264
2.762%, 3M LIBOR + 0.170%, 01/09/20 (d)	5,000,000	5,003,885
Barclays Bank plc 2.950%, 08/02/19	10,000,000	10,005,260

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
BNP Paribas S.A. New York 2.534%, 1M LIBOR + 0.140%, 09/16/19 (d)	5,000,000	$5,000,210
Canadian Imperial Bank of Commerce
2.644%, 1M LIBOR + 0.250%, 10/15/19 (d)	4,000,000	4,001,316
2.660%, 1M LIBOR + 0.270%, 07/19/19 (d)	3,000,000	3,000,264
China Construction Bank Corp.
2.600%, 09/05/19	4,000,000	4,000,888
2.630%, 08/30/19	3,000,000	3,000,912
Commonwealth Bank of Australia
2.569%, 1M LIBOR + 0.175%, 04/16/20 (d)	7,000,000	7,001,330
2.621%, 1M LIBOR + 0.210%, 09/13/19 (d)	5,000,000	5,001,600
Cooperative Rabobank UA 2.739%, 3M LIBOR + 0.150%, 01/08/20 (d)	10,000,000	10,003,920
Credit Agricole S.A. 2.593%, 1M LIBOR + 0.210%, 12/20/19 (d)	10,000,000	10,005,060
Credit Industriel et Commercial 2.590%, 1M LIBOR + 0.160%, 03/05/20 (d)	5,000,000	5,000,370
Credit Suisse AG 2.561%, 1M LIBOR + 0.130%, 11/04/19 (d)	3,000,000	2,999,802
DZ Bank AG New York Zero Coupon, 07/05/19	9,934,372	9,995,300
HSBC Bank USA, N.A. 2.565%, 3M LIBOR + 0.000%, 08/05/19 (d)	9,000,000	8,999,281
Industrial & Commercial Bank of China, Ltd.
2.620%, 09/03/19	4,000,000	4,000,632
2.630%, 08/28/19	11,000,000	11,003,608
2.670%, 08/01/19	1,000,000	1,000,216
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 08/09/19	1,986,950	1,994,540
2.562%, 1M LIBOR + 0.150%, 09/11/19 (d)	5,000,000	5,000,335
Mizuho Bank, Ltd. 2.524%, 1M LIBOR + 0.120%, 11/27/19 (d)	7,000,000	7,001,799
Mizuho Bank, Ltd., New York 2.573%, 1M LIBOR + 0.160%, 09/12/19 (d)	6,000,000	6,001,548
MUFG Bank Ltd.
2.574%, 1M LIBOR + 0.170%, 02/24/20 (d)	6,000,000	6,000,018
2.800%, 07/16/19	4,000,000	4,000,800
National Australia Bank, Ltd. 2.602%, 1M LIBOR + 0.190%, 04/08/20 (d)	6,000,000	6,001,380
Nationwide Building Society Zero Coupon, 08/01/19	4,958,079	4,988,950
Natixis New York 2.649%, 3M LIBOR + 0.070%, 11/01/19 (d)	3,000,000	3,000,714
Norinchukin Bank, London Zero Coupon, 07/09/19	1,986,842	1,998,540
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	7,000,000	7,002,023
Societe Generale 2.723%, 3M LIBOR + 0.200%, 08/21/19 (d)	10,003,932	10,005,970
Standard Chartered Bank
2.524%, 1M LIBOR + 0.130%, 11/15/19 (d)	7,000,000	7,000,252
2.660%, 08/23/19	5,000,000	5,002,315
Sumitomo Mitsui Banking Corp. 2.542%, 1M LIBOR + 0.130%, 12/09/19 (d)	5,000,000	5,000,245
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/06/19	986,338	997,470

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd.
2.523%, 1M LIBOR + 0.140%, 11/20/19 (d)	3,000,000	3,000,300
2.600%, 07/05/19	10,000,000	10,000,410
2.689%, 3M LIBOR + 0.100%, 07/08/19 (d)	5,000,000	5,000,360
Svenska Handelsbanken AB
2.592%, 1M LIBOR + 0.180%, 06/05/20 (d)	4,000,000	4,000,760
2.702%, 1M LIBOR + 0.300%, 10/31/19 (d)	3,500,000	3,502,551
Toronto-Dominion Bank
2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	5,001,780
2.611%, 1M LIBOR + 0.180%, 06/03/20 (d)	3,000,000	2,999,935
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (d)	15,000,000	14,999,916

		287,528,958

Commercial Paper—2.4%
Agricultural Bank of China 2.610%, 08/14/19	6,953,310	6,978,419
Bank of China, Ltd.
2.640%, 09/09/19	1,986,800	1,989,448
2.670%, 07/16/19	9,933,250	9,987,030
2.670%, 07/17/19	3,973,300	3,994,524
China Construction Bank Corp.
2.620%, 09/03/19	4,966,522	4,976,095
2.650%, 07/26/19	1,987,044	1,995,966
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (d)	5,000,000	5,000,995
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (d)	7,000,000	7,001,771
LMA S.A. & LMA Americas, Corp.
2.610%, 10/03/19	1,973,465	1,986,830
2.750%, 08/05/19	2,958,292	2,992,302
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (d)	7,000,000	6,999,965
Societe Generale 2.812%, 3M LIBOR + 0.410%, 12/18/19 (d)	3,005,322	3,005,694
Starbird Funding Corp. 2.600%, 07/01/19	3,999,195	3,999,180
Thunder Bay Funding LLC 2.540%, 1M LIBOR + 0.100%, 12/05/19 (d)	7,000,000	7,000,364
Toyota Motor Credit Corp. 2.620%, 08/29/19	9,871,183	9,959,450
Westpac Banking Corp. 2.552%, 1M LIBOR + 0.150%, 05/29/20 (d)	3,999,315	4,000,012

		81,868,045

Repurchase Agreements—1.3%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $13,358,945; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $13,623,513.	13,356,385	13,356,385

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $3,626,414; collateralized by various Common Stock with an aggregate market value of $3,960,000.	3,600,000	$3,600,000
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $4,031,020; collateralized by various Common Stock with an aggregate market value of $4,401,090.	4,000,000	4,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $10,527,665; collateralized by various Common Stock with an aggregate market value of $11,550,001.	10,500,000	10,500,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $3,208,587; collateralized by various Common Stock with an aggregate market value of $3,520,000.	3,200,000	3,200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $5,501,192; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $5,610,001.	5,500,000	5,500,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $700,160; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $714,004.	700,000	700,000
Societe Generale Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $5,001,029; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $5,387,840.	5,000,000	5,000,000

		45,856,385

Time Deposit—0.2%
Royal Bank of Canada 2.500%, 07/01/19	7,000,000	7,000,000

Total Securities Lending Reinvestments (Cost $426,197,826)		426,271,405

Total Investments—112.3% (Cost $2,988,014,469)		3,866,447,907
Other assets and liabilities (net)—(12.3)%		(424,060,169)

Net Assets—100.0%		$3,442,387,738

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $420,473,313 and the collateral received consisted of cash in the amount of $425,784,827. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$146,583,827	$—	$—	$146,583,827
Air Freight & Logistics	11,963,107	—	—	11,963,107
Auto Components	35,052,173	—	—	35,052,173
Automobiles	3,746,170	—	—	3,746,170
Banks	477,344,240	—	—	477,344,240
Beverages	18,941,073	46,834,577	—	65,775,650
Building Products	53,414,037	—	—	53,414,037
Capital Markets	223,093,471	—	—	223,093,471
Chemicals	111,310,612	—	—	111,310,612
Consumer Finance	27,766,717	—	—	27,766,717
Diversified Telecommunication Services	16,323,583	—	—	16,323,583
Electric Utilities	180,428,585	—	—	180,428,585
Electrical Equipment	39,662,850	—	—	39,662,850
Energy Equipment & Services	36,039,689	—	—	36,039,689
Equity Real Estate Investment Trusts	13,843,155	—	—	13,843,155
Food Products	44,240,810	76,083,489	—	120,324,299
Health Care Equipment & Supplies	202,664,224	—	—	202,664,224
Health Care Providers & Services	78,465,501	—	—	78,465,501
Household Products	26,397,454	15,331,541	—	41,728,995
Industrial Conglomerates	105,799,011	—	—	105,799,011
Insurance	273,011,276	—	—	273,011,276
IT Services	217,539,506	—	—	217,539,506
Life Sciences Tools & Services	47,926,814	—	—	47,926,814
Machinery	128,559,980	—	—	128,559,980
Media	119,496,444	—	—	119,496,444
Oil, Gas & Consumable Fuels	99,154,225	—	—	99,154,225
Pharmaceuticals	238,526,115	22,790,483	—	261,316,598
Professional Services	30,144,320	—	—	30,144,320
Road & Rail	66,540,903	—	—	66,540,903
Semiconductors & Semiconductor Equipment	98,467,649	—	—	98,467,649
Textiles, Apparel & Luxury Goods	6,379,304	—	—	6,379,304
Tobacco	67,898,164	—	—	67,898,164
Trading Companies & Distributors	6,583,605	—	—	6,583,605
Total Common Stocks	3,253,308,594	161,040,090	—	3,414,348,684
Total Short-Term Investment*	—	25,827,818	—	25,827,818
Total Securities Lending Reinvestments*	—	426,271,405	—	426,271,405
Total Investments	$3,253,308,594	$613,139,313	$—	$3,866,447,907

Collateral for Securities Loaned (Liability)	$—	$(425,784,827)	$—	$(425,784,827)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$3,866,447,907
Cash	81,775
Cash denominated in foreign currencies (c)	48
Receivable for:
Fund shares sold	167,241
Dividends and interest	5,697,960

Total Assets	3,872,394,931
Liabilities
Collateral for securities loaned	425,784,827
Payables for:
Fund shares redeemed	1,650,518
Accrued Expenses:
Management fees	1,543,293
Distribution and service fees	204,200
Deferred trustees’ fees	277,972
Other expenses	546,383

Total Liabilities	430,007,193

Net Assets	$3,442,387,738

Net Assets Consist of:
Paid in surplus	$2,419,393,343
Distributable earnings (Accumulated losses)	1,022,994,395

Net Assets	$3,442,387,738

Net Assets
Class A	$2,374,909,077
Class B	925,935,732
Class D	12,109,287
Class E	129,433,642
Capital Shares Outstanding*
Class A	158,518,599
Class B	62,648,209
Class D	811,294
Class E	8,699,705
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.98
Class B	14.78
Class D	14.93
Class E	14.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,988,014,469.
(b)	Includes securities loaned at value of $420,473,313.
(c)	Identified cost of cash denominated in foreign currencies was $49.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$42,026,376
Interest	218,554
Securities lending income	533,546

Total investment income	42,778,476
Expenses
Management fees	10,307,613
Administration fees	62,159
Custodian and accounting fees	162,797
Distribution and service fees—Class B	1,130,853
Distribution and service fees—Class D	5,917
Distribution and service fees—Class E	93,764
Audit and tax services	22,147
Legal	22,454
Trustees’ fees and expenses	31,324
Shareholder reporting	102,955
Insurance	11,952
Miscellaneous	15,834

Total expenses	11,969,769
Less management fee waiver	(1,017,202)

Net expenses	10,952,567

Net Investment Income	31,825,909

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	114,828,682
Foreign currency transactions	(34,540)

Net realized gain	114,794,142

Net change in unrealized appreciation on:
Investments	420,072,682
Foreign currency transactions	33,995

Net change in unrealized appreciation	420,106,677

Net realized and unrealized gain	534,900,819

Net Increase in Net Assets From Operations	$566,726,728

(a)	Net of foreign withholding taxes of $418,358.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,825,909	$63,975,060
Net realized gain	114,794,142	225,010,998
Net change in unrealized appreciation (depreciation)	420,106,677	(620,892,664)

Increase (decrease) in net assets from operations	566,726,728	(331,906,606)

From Distributions to Shareholders
Class A	(200,514,008)	(199,188,349)
Class B	(76,993,783)	(75,747,065)
Class D	(1,011,789)	(1,040,793)
Class E	(10,825,406)	(8,779,919)

Total distributions	(289,344,986)	(284,756,126)

Increase in net assets from capital share transactions	53,532,038	344,812,584

Total increase (decrease) in net assets	330,913,780	(271,850,148)

Net Assets
Beginning of period	3,111,473,958	3,383,324,106

End of period	$3,442,387,738	$3,111,473,958

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,219,926	$18,581,439	3,124,465	$49,181,762
Shares issued through acquisition (a)	0	0	18,481,526	297,922,201
Reinvestments	13,631,136	200,514,008	13,217,541	199,188,349
Redemptions	(11,626,666)	(180,312,483)	(27,625,599)	(433,593,718)

Net increase	3,224,396	$38,782,964	7,197,933	$112,698,594

Class B
Sales	941,860	$14,035,090	2,225,609	$34,665,285
Shares issued through acquisition (a)	0	0	14,961,618	238,039,342
Reinvestments	5,306,257	76,993,783	5,087,110	75,747,065
Redemptions	(5,258,982)	(80,025,323)	(11,644,783)	(181,299,374)

Net increase	989,135	$11,003,550	10,629,554	$167,152,318

Class D
Sales	18,133	$278,788	7,677	$118,378
Reinvestments	69,064	1,011,789	69,294	1,040,793
Redemptions	(74,988)	(1,153,856)	(180,442)	(2,789,514)

Net increase (decrease)	12,209	$136,721	(103,471)	$(1,630,343)

Class E
Sales	182,202	$2,777,785	2,143,711	$32,230,864
Shares issued through acquisition (a)	0	0	2,867,541	45,909,325
Reinvestments	740,959	10,825,406	586,109	8,779,919
Redemptions	(657,499)	(9,994,388)	(1,315,647)	(20,328,093)

Net increase	265,662	$3,608,803	4,281,714	$66,592,015

Increase derived from capital shares transactions		$53,532,038		$344,812,584

(a)	See Note 8 of the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.81		$16.63	$15.31	$15.09	$18.38	$17.75

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.30	0.27	0.34 (b)	0.31	0.43
Net realized and unrealized gain (loss)	2.39		(1.87)	2.38	1.68	(0.23)	1.36

Total income (loss) from investment operations	2.54		(1.57)	2.65	2.02	0.08	1.79

Less Distributions
Distributions from net investment income	(0.31)		(0.24)	(0.34)	(0.36)	(0.50)	(0.31)
Distributions from net realized capital gains	(1.06)		(1.01)	(0.99)	(1.44)	(2.87)	(0.85)

Total distributions	(1.37)		(1.25)	(1.33)	(1.80)	(3.37)	(1.16)

Net Asset Value, End of Period	$14.98		$13.81	$16.63	$15.31	$15.09	$18.38

Total Return (%) (c)	18.57	(d)	(10.05)	18.00	14.39	(0.15)	10.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(e)	0.66	0.72	0.72	0.72	0.72
Net ratio of expenses to average net assets (%) (f)	0.58	(e)	0.57	0.58	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	1.97	(e)	1.89	1.70	2.25 (b)	1.87	2.49
Portfolio turnover rate (%)	7	(d)	7	13	14	12	12
Net assets, end of period (in millions)	$2,374.9		$2,144.8	$2,462.2	$2,222.2	$2,218.1	$2,493.9

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.62		$16.41	$15.14	$14.94	$18.22	$17.61

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.25	0.23	0.30 (b)	0.27	0.37
Net realized and unrealized gain (loss)	2.36		(1.83)	2.33	1.66	(0.23)	1.36

Total income (loss) from investment operations	2.49		(1.58)	2.56	1.96	0.04	1.73

Less Distributions
Distributions from net investment income	(0.27)		(0.20)	(0.30)	(0.32)	(0.45)	(0.27)
Distributions from net realized capital gains	(1.06)		(1.01)	(0.99)	(1.44)	(2.87)	(0.85)

Total distributions	(1.33)		(1.21)	(1.29)	(1.76)	(3.32)	(1.12)

Net Asset Value, End of Period	$14.78		$13.62	$16.41	$15.14	$14.94	$18.22

Total Return (%) (c)	18.46	(d)	(10.24)	17.58	14.10	(0.36)	10.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(e)	0.91	0.97	0.97	0.97	0.97
Net ratio of expenses to average net assets (%) (f)	0.83	(e)	0.82	0.83	0.83	0.83	0.83
Ratio of net investment income to average net assets (%)	1.72	(e)	1.65	1.45	2.01 (b)	1.62	2.16
Portfolio turnover rate (%)	7	(d)	7	13	14	12	12
Net assets, end of period (in millions)	$925.9		$840.0	$837.6	$804.2	$739.3	$798.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.76		$16.56	$15.26	$15.05	$18.33	$17.71

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.28	0.25	0.32 (b)	0.29	0.41
Net realized and unrealized gain (loss)	2.38		(1.84)	2.36	1.67	(0.22)	1.35

Total income (loss) from investment operations	2.52		(1.56)	2.61	1.99	0.07	1.76

Less Distributions
Distributions from net investment income	(0.29)		(0.23)	(0.32)	(0.34)	(0.48)	(0.29)
Distributions from net realized capital gains	(1.06)		(1.01)	(0.99)	(1.44)	(2.87)	(0.85)

Total distributions	(1.35)		(1.24)	(1.31)	(1.78)	(3.35)	(1.14)

Net Asset Value, End of Period	$14.93		$13.76	$16.56	$15.26	$15.05	$18.33

Total Return (%) (c)	18.53	(d)	(10.06)	17.81	14.23	(0.20)	10.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(e)	0.76	0.82	0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (f)	0.68	(e)	0.67	0.68	0.68	0.68	0.68
Ratio of net investment income to average net assets (%)	1.87	(e)	1.78	1.60	2.15 (b)	1.77	2.34
Portfolio turnover rate (%)	7	(d)	7	13	14	12	12
Net assets, end of period (in millions)	$12.1		$11.0	$15.0	$14.4	$14.7	$16.8

	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.71		$16.52	$15.22	$15.01	$18.29	$17.67

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.27	0.24	0.31 (b)	0.29	0.40
Net realized and unrealized gain (loss)	2.38		(1.85)	2.36	1.67	(0.23)	1.35

Total income (loss) from investment operations	2.52		(1.58)	2.60	1.98	0.06	1.75

Less Distributions
Distributions from net investment income	(0.29)		(0.22)	(0.31)	(0.33)	(0.47)	(0.28)
Distributions from net realized capital gains	(1.06)		(1.01)	(0.99)	(1.44)	(2.87)	(0.85)

Total distributions	(1.35)		(1.23)	(1.30)	(1.77)	(3.34)	(1.13)

Net Asset Value, End of Period	$14.88		$13.71	$16.52	$15.22	$15.01	$18.29

Total Return (%) (c)	18.53	(d)	(10.20)	17.80	14.20	(0.27)	10.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(e)	0.81	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (f)	0.73	(e)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.82	(e)	1.77	1.55	2.10 (b)	1.72	2.28
Portfolio turnover rate (%)	7	(d)	7	13	14	12	12
Net assets, end of period (in millions)	$129.4		$115.7	$68.6	$66.9	$66.0	$78.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to merger adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $25,827,818. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $45,856,385. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$247,011,193	$0	$439,382,607

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $175,232 in purchases of investments and $340,703 in sales of investments, which are included above, and resulted in realized gains of $97,309.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with (the “Adviser”) with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$10,307,613	0.700%	First $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by the Adviser to provide subadvisory services for the Portfolio.

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.075%	$200 million to $250 million
0.025%	$250 million to $750 million
(0.025)%	$750 million to $1.5 billion
0.100%	$1.5 billion to $3 billion
0.125%	Over $3 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class D and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to Class B, Class D and Class E shares and 0.25% of such Portfolios’ average daily net assets attributable to the shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, B, D, and E shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares, and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$2,989,983,927

Gross unrealized appreciation	952,036,236
Gross unrealized depreciation	(75,572,256)

Net unrealized appreciation (depreciation)	$876,463,980

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$55,302,970	$64,798,043	$229,453,156	$197,309,981	$284,756,126	$262,108,024

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$63,644,096	$225,866,683	$456,367,993	$—	$745,878,772

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Acquisition

At the close of business on April 27, 2018, the Portfolio, with aggregate Class A, Class B, Class D and Class E net assets of $2,331,861,008, $782,456,827, $13,632,897 and $63,261,629, respectively, acquired all of the assets and liabilities of MFS Value Portfolio II, a series of the Brighthouse Funds Trust II.

The acquisition was accomplished by a tax-free exchange of 18,481,526 Class A shares of the Portfolio (valued at $297,922,201) for 46,681,887 Class A shares of MFS Value Portfolio II, 14,961,618 Class B shares of the Portfolio (valued at $238,039,342) for 37,761,303 Class B shares of MFS Value Portfolio II and 2,867,541 Class E shares of the Portfolio (valued at $45,909,325) for 7,236,556 Class E shares of MFS Value Portfolio II. Each shareholder of MFS Value Portfolio II received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 27, 2018. The transaction was part of a restructuring designed to eliminate the offering of overlapping portfolios in the Brighthouse Financial, Inc. family of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of Brighthouse. Some of the investments held by MFS Value Portfolio II may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by MFS Value Portfolio II. All other costs associated with the merger were not borne by the shareholders of either Portfolio.

MFS Value Portfolio II’s net assets on April 27, 2018, were $297,922,201, $238,039,342 and $45,909,325 for Class A, Class B and Class E shares respectively, including investments valued at $581,700,541 with a cost basis of $544,585,228. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MFS Value Portfolio II were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,773,083,229, which included $37,115,313 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2018, the Portfolio’s pro-forma results of operations for the year ended December 31, 2018 are as follows:

Net Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	$67,291,557	(a)
Net realized and unrealized loss on investments . . . . . . . . . . . . . . . . . . . . . .	(417,151,867	)(b)

Net decrease in net assets from operations . . . . . . . . . . . . . . . . . . . . . . . . . .	$(349,860,310)

BHFTII-19

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Value Portfolio II that have been included in the Portfolio’s Statement of Operations since April 30, 2018.

(a)	$63,975,060 net investment income as reported at December 31, 2018, plus $3,020,381 from MFS Value Portfolio II pre-merger net investment income, plus $171,768 in lower net advisory fees, plus $124,348 of pro-forma eliminated other expenses.
(b)	$458,337,451 unrealized appreciation included within distributable earnings (accumulated losses) at December 31, 2018, minus $1,105,285,182 pro-forma December 31, 2017 unrealized appreciation, plus $225,010,998 net realized gain as reported at December 31, 2018, plus $4,784,866 in net realized gain from MFS Value Portfolio II pre-merger.

BHFTII-20

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the Neuberger Berman Genesis Portfolio returned 22.61%, 22.51%, and 22.57%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 13.47%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. stock market experienced periods of volatility, but ultimately generated strong results during the reporting period. Corporate profits that often exceeded expectations and hopes for a resolution in the U.S.-China trade dispute helped to propel the market higher over the first four months of the year. The market then fell sharply in May, as a breakdown in U.S.-China trade negotiations and proposed tariffs for Mexico triggered a flight to quality. The market then rallied again in June, as the Federal Reserve (Fed) indicated it was open to lowering interest rates, along with signs of progress in the U.S.-China trade war. All told, the S&P 500 Index gained 18.54% for the six months ended June 30th, 2019. Meanwhile, small-cap stocks also moved significantly higher, but lagged the overall stock market, as the Russell 2000 Index returned 16.98%. For the reporting period, small-cap growth and value stocks, as the measured by the Russell 2000 Growth and Value Indexes, returned 20.36% and 13.47%, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio generated a strong return during the reporting period and significantly outperformed the Russell 2000 Value Index (Index). Outperformance was driven by strong stock selection, which was positive in nine of the ten sectors in which the Portfolio invests. This is something we often see when quality is in favor. Meanwhile, sector allocation was modestly negative during the period.

In terms of stock selection, the Portfolio’s holdings in the Consumer Discretionary, Heath Care and Information Technology sectors were the most additive for returns. In terms of Consumer Discretionary, the Portfolio’s Specialty Retail positions were the most beneficial. Within the Health Care sector, our Health Care Equipment & Supplies positions added significant value. Looking at the Information Technology sector, our Software holdings added the most value. Energy was the only sector to detract from the Portfolio’s relative returns. Within the sector, several Oil Gas & Consumable Fuels positions detracted from results.

Examples of individual stocks that contributed to the Portfolio’s performance during the reporting period were Fair Isaac Corp., Aspen Technology, Inc. and Rogers Corp. Fair Isaac Corp. provides decision management tools used to automate and improve business performance. The company is best known for its industry-standard “FICO” score that leverages a company’s data scale and predictive analytics capabilities. The stock performed well in the period after reporting earnings results that highlighted strong recurring revenue growth and margin expansion. Aspen Technology sells mission-critical process optimization software to customers in the process industries. The software offers meaningful return-on-investment to customers, and we believed that the company has a long runway of opportunity to sell additional modules to its existing customer base. The stock performed well after reporting results that showed continued acceleration in organic growth and an increasingly promising outlook in the company’s new “asset performance management” suite. Rogers Corp. is a specialty materials company with dominant shares in niche markets. The stock performed well, as transitory issues related to manufacturing inefficiencies abated. In addition, the company reported strong results driven by ramping demand for 5G deployments and next generation automotive technologies, where Rogers Corp. has leading market positions.

A number of individual holdings were negative for performance due to company-specific issues. These included Centennial Resource Development, Inc., Lancaster Colony Corp. and Emergent BioSolutions, Inc. Centennial Resource Development is an exploration and production company focused in the Delaware Basin. The company has low cost assets and is under the leadership of Mark Papa, who was highly regarded during his tenure as Chief Executive Officer of EOG Resources. The stock underperformed after reporting that it expects lower production growth in 2019, and due to general weakness in the exploration and production subsector. Lancaster Colony Corp. is a consumer products company of specialty foods for the retail and food service markets. The company has a leading market share and delivers consistent top-line growth and healthy free cash flow. The stock underperformed despite delivering in-line results. The stock might have pulled back due to valuation concerns, as we believed that the valuation was a bit stretched after the stock’s strong absolute and relative performance in 2018. Emergent BioSolutions is a pure-play specialty life science manufacturer of niche products for unmet public health needs, including being the sole manufacturer of Food and Drug Administration (FDA)-licensed anthrax vaccines and 10 other drugs. Barriers from production and development know-how, including animal models, manufacturing core competency, government relationships, navigating FDA regulatory and compliance frameworks, are a positive for the company. However, its shares underperformed due to a combination of integrating two acquisitions (Narcan, PaxVax), ACAM-2000 (smallpox) contract negotiations, a shift from BioThrax to NuThrax, a Chief Executive Officer transition and a back-end loaded 2019 outlook.

Sector allocation, overall, detracted from the Portfolio’s relative performance during the reporting period. In particular, an overweight to the Health Care sector was a headwind for results. Having no allocation to Real Estate Investment Trusts (REITs) and an overweight to the Consumer Staples sector also detracted from performance. In contrast, an overweight to the Information Technology sector added the most value.

In terms of Portfolio changes, we made a number of adjustments on the margin throughout the reporting period. While the Portfolio’s sector allocations are driven by stock selection, at the end of the

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

reporting period its largest overweight allocations versus the benchmark were Information Technology, Health Care and Industrials. In contrast, the Portfolio’s largest sector underweights relative to the benchmark were Financials, Real Estate and Utilities.

We believe that the key to outperformance over the long-term is driven by owning companies with superior business models that are defended by durable competitive moats and that enjoy attractive financial attributes, such as conservative balance sheets, high returns on capital, and above-market earnings and free cash flow growth. We continually emphasize businesses with these characteristics for the Portfolio.

Judith M. Vale,

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	22.61	9.46	9.48	13.96
Class B	22.51	9.23	9.21	13.69
Class E	22.57	9.37	9.33	13.80
Russell 2000 Value Index	13.47	-6.24	5.39	12.40

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Pool Corp.	2.7
Aspen Technology, Inc.	2.6
Fair Isaac Corp.	2.2
Manhattan Associates, Inc.	2.0
Rogers Corp.	2.0
West Pharmaceutical Services, Inc.	2.0
Bio-Techne Corp.	1.9
Haemonetics Corp.	1.8
IDEXX Laboratories, Inc.	1.7
Chemed Corp.	1.7

Top Sectors

% of Net Assets
Information Technology	22.4
Industrials	16.7
Financials	16.1
Health Care	14.7
Consumer Discretionary	11.4
Materials	6.0
Consumer Staples	5.1
Energy	3.2
Communication Services	2.7
Real Estate	0.8

BHFTII-3

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.86%	$1,000.00	$1,226.10	$4.75
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

Class B (a)	Actual	1.11%	$1,000.00	$1,225.10	$6.12
	Hypothetical*	1.11%	$1,000.00	$1,019.29	$5.56

Class E (a)	Actual	1.01%	$1,000.00	$1,225.70	$5.57
	Hypothetical*	1.01%	$1,000.00	$1,019.79	$5.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Astronics Corp. (a)	100,126	$4,027,068

Air Freight & Logistics—0.5%
Forward Air Corp.	86,156	5,096,127

Airlines—0.6%
Allegiant Travel Co.	46,935	6,735,173

Auto Components—2.4%
Fox Factory Holding Corp. (a)	217,550	17,950,051
LCI Industries	88,365	7,952,850

		25,902,901

Automobiles—0.2%
Thor Industries, Inc.	36,595	2,138,978

Banks—10.9%
Bank of Hawaii Corp.	179,045	14,844,621
Bank OZK	249,266	7,500,414
BOK Financial Corp.	104,362	7,877,244
Columbia Banking System, Inc.	245,250	8,873,145
Community Bank System, Inc.	157,882	10,394,951
Cullen/Frost Bankers, Inc.	125,038	11,711,059
CVB Financial Corp.	527,240	11,087,857
First Financial Bankshares, Inc.	427,380	13,159,030
First Hawaiian, Inc.	397,995	10,296,131
Glacier Bancorp, Inc.	182,480	7,399,564
Lakeland Financial Corp.	76,050	3,561,421
LegacyTexas Financial Group, Inc.	173,635	7,068,681
PacWest Bancorp	68,023	2,641,333

		116,415,451

Beverages—0.5%
MGP Ingredients, Inc.	84,610	5,610,489

Biotechnology—1.1%
Abcam plc	203,220	3,804,321
Emergent BioSolutions, Inc. (a)	160,390	7,748,441

		11,552,762

Building Products—1.5%
A.O. Smith Corp.	33,705	1,589,528
AAON, Inc.	232,017	11,642,613
Patrick Industries, Inc. (a)	54,082	2,660,293

		15,892,434

Capital Markets—3.5%
Artisan Partners Asset Management, Inc. - Class A	117,970	3,246,534
BrightSphere Investment Group plc	327,530	3,737,117
FactSet Research Systems, Inc.	26,930	7,717,061
Houlihan Lokey, Inc.	107,775	4,799,221
MarketAxess Holdings, Inc.	56,580	18,185,944

		37,685,877

Chemicals—2.6%
Chase Corp.	51,155	5,506,324
Ingevity Corp. (a)	52,395	5,510,382
NewMarket Corp.	12,222	4,900,289
Quaker Chemical Corp.	47,590	9,655,059
Sensient Technologies Corp.	32,385	2,379,650

		27,951,704

Commercial Services & Supplies—2.9%
MSA Safety, Inc.	100,335	10,574,305
Rollins, Inc.	368,610	13,222,041
Tetra Tech, Inc.	14,205	1,115,803
UniFirst Corp.	33,565	6,329,352

		31,241,501

Communications Equipment—1.0%
NetScout Systems, Inc. (a)	421,975	10,713,945

Construction & Engineering—0.8%
Valmont Industries, Inc.	65,570	8,314,932

Construction Materials—1.2%
Eagle Materials, Inc.	138,960	12,881,592

Containers & Packaging—1.3%
AptarGroup, Inc.	115,399	14,348,712

Distributors—2.7%
Pool Corp.	148,860	28,432,260

Diversified Consumer Services—1.4%
Bright Horizons Family Solutions, Inc. (a)	102,080	15,400,810

Electrical Equipment—0.5%
AZZ, Inc.	112,395	5,172,418

Electronic Equipment, Instruments & Components—6.7%
Cognex Corp.	214,785	10,305,384
Littelfuse, Inc.	77,875	13,776,866
nLight, Inc. (a)	111,450	2,139,840
Novanta, Inc. (a)	130,390	12,295,777
Rogers Corp. (a)	125,180	21,603,564
Zebra Technologies Corp. - Class A (a)	52,607	11,020,641

		71,142,072

Energy Equipment & Services—1.4%
Apergy Corp. (a)	127,235	4,267,462
Cactus, Inc. - Class A (a)	145,590	4,821,941
Pason Systems, Inc.	411,090	5,903,334

		14,992,737

Food & Staples Retailing—0.1%
Grocery Outlet Holding Corp. (a)	35,485	1,166,747

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—2.3%
Calavo Growers, Inc.	79,225	$7,664,227
J&J Snack Foods Corp.	39,414	6,343,683
Lancaster Colony Corp.	67,000	9,956,200

		23,964,110

Health Care Equipment & Supplies—7.9%
Atrion Corp.	9,730	8,297,160
Cantel Medical Corp.	121,112	9,766,472
Haemonetics Corp. (a)	155,811	18,750,296
Heska Corp. (a)	38,720	3,297,782
IDEXX Laboratories, Inc. (a)	67,025	18,453,993
Neogen Corp. (a)	65,790	4,086,217
West Pharmaceutical Services, Inc.	170,241	21,305,661

		83,957,581

Health Care Providers & Services—3.2%
Chemed Corp.	50,631	18,269,690
Henry Schein, Inc. (a)	89,920	6,285,408
National Research Corp.	17,265	994,292
U.S. Physical Therapy, Inc.	65,490	8,027,109

		33,576,499

Hotels, Restaurants & Leisure—0.8%
Texas Roadhouse, Inc.	149,615	8,029,837

Household Durables—0.2%
Installed Building Products, Inc. (a)	34,920	2,067,962

Household Products—2.2%
Church & Dwight Co., Inc.	200,390	14,640,494
WD-40 Co.	54,130	8,608,835

		23,249,329

Industrial Conglomerates—0.3%
Raven Industries, Inc.	104,009	3,731,843

Insurance—1.7%
AMERISAFE, Inc.	84,595	5,394,623
RLI Corp.	142,030	12,173,391

		17,568,014

IT Services—1.2%
Jack Henry & Associates, Inc.	91,795	12,293,186

Life Sciences Tools & Services—2.6%
Bio-Techne Corp.	94,655	19,734,621
ICON plc (a)	51,357	7,907,437

		27,642,058

Machinery—6.0%
Graco, Inc.	135,175	6,783,082
Kadant, Inc.	20,930	1,900,653
Lindsay Corp.	47,705	3,921,828
Middleby Corp. (The) (a)	71,885	9,754,794

Machinery—(Continued)
Nordson Corp.	66,202	9,355,005
RBC Bearings, Inc. (a)	104,060	17,358,249
Toro Co. (The)	212,930	14,245,017

		63,318,628

Media—2.7%
Cable One, Inc.	7,170	8,395,998
Gray Television, Inc. (a)	249,305	4,086,109
Nexstar Media Group, Inc. - Class A	160,965	16,257,465

		28,739,572

Multiline Retail—0.4%
Ollie’s Bargain Outlet Holdings, Inc. (a)	47,245	4,115,512

Oil, Gas & Consumable Fuels—1.8%
Centennial Resource Development, Inc. - Class A (a)	846,295	6,423,379
Matador Resources Co. (a)	352,810	7,013,863
WPX Energy, Inc. (a)	520,290	5,988,538

		19,425,780

Paper & Forest Products—0.8%
Stella-Jones, Inc.	230,570	8,320,979

Professional Services—1.4%
Exponent, Inc.	263,547	15,428,041

Real Estate Management & Development—0.8%
FirstService Corp.	89,855	8,618,892

Semiconductors & Semiconductor Equipment—3.2%
Cabot Microelectronics Corp.	88,675	9,761,344
MKS Instruments, Inc.	100,130	7,799,126
Power Integrations, Inc.	200,910	16,108,964

		33,669,434

Software—10.4%
Altair Engineering, Inc. - Class A (a)	140,935	5,692,365
Aspen Technology, Inc. (a)	218,985	27,215,456
Fair Isaac Corp. (a)	75,225	23,622,154
Manhattan Associates, Inc. (a)	313,601	21,741,957
Model N, Inc. (a)	53,210	1,037,595
Qualys, Inc. (a)	165,165	14,382,568
Tyler Technologies, Inc. (a)	76,875	16,606,538

		110,298,633

Specialty Retail—3.3%
Asbury Automotive Group, Inc. (a)	76,145	6,422,069
Floor & Decor Holdings, Inc. - Class A (a)	138,310	5,795,189
Lithia Motors, Inc. - Class A	68,370	8,120,989
Monro, Inc.	95,465	8,143,164
Tractor Supply Co.	62,875	6,840,800

		35,322,211

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Trading Companies & Distributors—1.7%
Applied Industrial Technologies, Inc.	37,541	$2,309,898
Richelieu Hardware, Ltd.	157,755	2,658,663
SiteOne Landscape Supply, Inc. (a)	68,455	4,743,932
Watsco, Inc.	52,185	8,533,813

		18,246,306

Total Common Stocks (Cost $659,384,667)		1,054,401,097

Short-Term Investment—1.1%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $11,482,203; collateralized by U.S. Treasury Note at 2.000% due 12/31/21, with a market value of $11,713,826.	11,481,055	11,481,055

Total Short-Term Investments (Cost $11,481,055)		11,481,055

Total Investments—100.2% (Cost $670,865,722)		1,065,882,152
Other assets and liabilities (net)—(0.2)%		(1,985,457)

Net Assets—100.0%		$1,063,896,695

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,027,068	$—	$—	$4,027,068
Air Freight & Logistics	5,096,127	—	—	5,096,127
Airlines	6,735,173	—	—	6,735,173
Auto Components	25,902,901	—	—	25,902,901
Automobiles	2,138,978	—	—	2,138,978
Banks	116,415,451	—	—	116,415,451
Beverages	5,610,489	—	—	5,610,489
Biotechnology	7,748,441	3,804,321	—	11,552,762
Building Products	15,892,434	—	—	15,892,434
Capital Markets	37,685,877	—	—	37,685,877
Chemicals	27,951,704	—	—	27,951,704
Commercial Services & Supplies	31,241,501	—	—	31,241,501
Communications Equipment	10,713,945	—	—	10,713,945
Construction & Engineering	8,314,932	—	—	8,314,932
Construction Materials	12,881,592	—	—	12,881,592
Containers & Packaging	14,348,712	—	—	14,348,712
Distributors	28,432,260	—	—	28,432,260
Diversified Consumer Services	15,400,810	—	—	15,400,810

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electrical Equipment	$5,172,418	$—	$—	$5,172,418
Electronic Equipment, Instruments & Components	71,142,072	—	—	71,142,072
Energy Equipment & Services	14,992,737	—	—	14,992,737
Food & Staples Retailing	1,166,747	—	—	1,166,747
Food Products	23,964,110	—	—	23,964,110
Health Care Equipment & Supplies	83,957,581	—	—	83,957,581
Health Care Providers & Services	33,576,499	—	—	33,576,499
Hotels, Restaurants & Leisure	8,029,837	—	—	8,029,837
Household Durables	2,067,962	—	—	2,067,962
Household Products	23,249,329	—	—	23,249,329
Industrial Conglomerates	3,731,843	—	—	3,731,843
Insurance	17,568,014	—	—	17,568,014
IT Services	12,293,186	—	—	12,293,186
Life Sciences Tools & Services	27,642,058	—	—	27,642,058
Machinery	63,318,628	—	—	63,318,628
Media	28,739,572	—	—	28,739,572
Multiline Retail	4,115,512	—	—	4,115,512
Oil, Gas & Consumable Fuels	19,425,780	—	—	19,425,780
Paper & Forest Products	—	8,320,979	—	8,320,979
Professional Services	15,428,041	—	—	15,428,041
Real Estate Management & Development	8,618,892	—	—	8,618,892
Semiconductors & Semiconductor Equipment	33,669,434	—	—	33,669,434
Software	110,298,633	—	—	110,298,633
Specialty Retail	35,322,211	—	—	35,322,211
Trading Companies & Distributors	15,587,643	2,658,663	—	18,246,306
Total Common Stocks	1,039,617,134	14,783,963	—	1,054,401,097
Total Short-Term Investment*	—	11,481,055	—	11,481,055
Total Investments	$1,039,617,134	$26,265,018	$—	$1,065,882,152

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a)	$1,065,882,152
Cash	48,201
Receivable for:
Investments sold	1,427,078
Fund shares sold	36,289
Dividends and interest	341,080

Total Assets	1,067,734,800
Liabilities
Payables for:
Investments purchased	1,202,287
Fund shares redeemed	1,510,787
Accrued Expenses:
Management fees	686,915
Distribution and service fees	72,354
Deferred trustees’ fees	152,930
Other expenses	212,832

Total Liabilities	3,838,105

Net Assets	$1,063,896,695

Net Assets Consist of:
Paid in surplus	$625,672,261
Distributable earnings (Accumulated losses)	438,224,434

Net Assets	$1,063,896,695

Net Assets
Class A	$666,932,599
Class B	312,453,405
Class E	84,510,691
Capital Shares Outstanding*
Class A	33,985,725
Class B	16,280,805
Class E	4,372,037
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.62
Class B	19.19
Class E	19.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $670,865,722.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$5,428,601
Interest	63,606

Total investment income	5,492,207
Expenses
Management fees	4,189,062
Administration fees	23,097
Custodian and accounting fees	44,798
Distribution and service fees—Class B	374,779
Distribution and service fees—Class E	61,176
Audit and tax services	21,601
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	75,673
Insurance	3,469
Miscellaneous	8,886

Total expenses	4,856,327
Less management fee waiver	(61,987)
Less broker commission recapture	(12,887)

Net expenses	4,781,453

Net Investment Income	710,754

Net Realized and Unrealized Gain
Net realized gain on:
Investments	43,520,609
Foreign currency transactions	532

Net realized gain	43,521,141

Net change in unrealized appreciation on investments	160,796,443

Net realized and unrealized gain	204,317,584

Net Increase in Net Assets From Operations	$205,028,338

(a)	Net of foreign withholding taxes of $34,637.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$710,754	$1,908,501
Net realized gain	43,521,141	141,690,114
Net change in unrealized appreciation (depreciation)	160,796,443	(200,862,363)

Increase (decrease) in net assets from operations	205,028,338	(57,263,748)

From Distributions to Shareholders
Class A	(89,890,338)	(86,103,283)
Class B	(42,337,500)	(40,710,795)
Class E	(11,438,849)	(11,303,616)

Total distributions	(143,666,687)	(138,117,694)

Increase (decrease) in net assets from capital share transactions	78,926,252	(84,603,711)

Total increase (decrease) in net assets	140,287,903	(279,985,153)

Net Assets
Beginning of period	923,608,792	1,203,593,945

End of period	$1,063,896,695	$923,608,792

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	291,311	$5,968,783	618,063	$12,532,116
Reinvestments	4,711,234	89,890,338	4,053,827	86,103,283
Redemptions	(2,136,236)	(45,180,279)	(7,552,333)	(170,531,944)

Net increase (decrease)	2,866,309	$50,678,842	(2,880,443)	$(71,896,545)

Class B
Sales	276,791	$5,652,152	515,822	$10,612,459
Reinvestments	2,267,675	42,337,500	1,953,493	40,710,795
Redemptions	(1,205,893)	(24,958,131)	(2,807,089)	(60,981,769)

Net increase (decrease)	1,338,573	$23,031,521	(337,774)	$(9,658,515)

Class E
Sales	21,149	$432,597	36,138	$713,830
Reinvestments	608,449	11,438,849	539,295	11,303,616
Redemptions	(318,227)	(6,655,557)	(692,542)	(15,066,097)

Net increase (decrease)	311,371	$5,215,889	(117,109)	$(3,048,651)

Increase (decrease) derived from capital shares transactions		$78,926,252		$(84,603,711)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$18.56		$22.65	$21.38	$18.10		$18.07	$18.14

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.06	0.08	0.08	(b)	0.08	0.08
Net realized and unrealized gain (loss)	4.09		(1.21)	3.11	3.29		0.03	(0.08)

Total income (loss) from investment operations	4.11		(1.15)	3.19	3.37		0.11	0.00

Less Distributions
Distributions from net investment income	(0.05)		(0.08)	(0.09)	(0.09)		(0.08)	(0.07)
Distributions from net realized capital gains	(3.00)		(2.86)	(1.83)	0.00		0.00	0.00

Total distributions	(3.05)		(2.94)	(1.92)	(0.09)		(0.08)	(0.07)

Net Asset Value, End of Period	$19.62		$18.56	$22.65	$21.38		$18.10	$18.07

Total Return (%) (c)	22.61	(d)	(6.70)	15.75	18.68		0.58	0.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.86	0.85	0.85		0.84	0.83
Net ratio of expenses to average net assets (%) (f)	0.86	(e)	0.84	0.84	0.84		0.83	0.83
Ratio of net investment income to average net assets (%)	0.23	(e)	0.25	0.36	0.43	(b)	0.42	0.43
Portfolio turnover rate (%)	4	(d)	12	17	19		16	9
Net assets, end of period (in millions)	$666.9		$577.6	$770.2	$764.5		$814.6	$985.8

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$18.18		$22.25	$21.03	$17.80		$17.76	$17.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (g)	0.00 (g)	0.02	0.04	(b)	0.03	0.03
Net realized and unrealized gain (loss)	4.01		(1.19)	3.07	3.23		0.04	(0.08)

Total income (loss) from investment operations	4.01		(1.19)	3.09	3.27		0.07	(0.05)

Less Distributions
Distributions from net investment income	0.00		(0.02)	(0.04)	(0.04)		(0.03)	(0.04)
Distributions from net realized capital gains	(3.00)		(2.86)	(1.83)	0.00		0.00	0.00

Total distributions	(3.00)		(2.88)	(1.87)	(0.04)		(0.03)	(0.04)

Net Asset Value, End of Period	$19.19		$18.18	$22.25	$21.03		$17.80	$17.76

Total Return (%) (c)	22.51	(d)	(6.98)	15.49	18.39		0.38	(0.30)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	(e)	1.11	1.10	1.10		1.09	1.08
Net ratio of expenses to average net assets (%) (f)	1.11	(e)	1.09	1.09	1.09		1.08	1.08
Ratio of net investment income (loss) to average net assets (%)	(0.02	) (e)	0.01	0.11	0.19	(b)	0.17	0.18
Portfolio turnover rate (%)	4	(d)	12	17	19		16	9
Net assets, end of period (in millions)	$312.5		$271.7	$339.9	$333.1		$321.7	$366.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$18.30		$22.38	$21.14	$17.89		$17.86	$17.94

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.02	0.04	0.05	(b)	0.05	0.05
Net realized and unrealized gain (loss)	4.04		(1.19)	3.09	3.26		0.03	(0.09)

Total income (loss) from investment operations	4.05		(1.17)	3.13	3.31		0.08	(0.04)

Less Distributions
Distributions from net investment income	(0.02)		(0.05)	(0.06)	(0.06)		(0.05)	(0.04)
Distributions from net realized capital gains	(3.00)		(2.86)	(1.83)	0.00		0.00	0.00

Total distributions	(3.02)		(2.91)	(1.89)	(0.06)		(0.05)	(0.04)

Net Asset Value, End of Period	$19.33		$18.30	$22.38	$21.14		$17.89	$17.86

Total Return (%) (c)	22.57	(d)	(6.89)	15.61	18.54		0.43	(0.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.01	1.00	1.00		0.99	0.98
Net ratio of expenses to average net assets (%) (f)	1.01	(e)	0.99	0.99	0.99		0.98	0.98
Ratio of net investment income to average net assets (%)	0.08	(e)	0.11	0.21	0.29	(b)	0.27	0.28
Portfolio turnover rate (%)	4	(d)	12	17	19		16	9
Net assets, end of period (in millions)	$84.5		$74.3	$93.5	$93.4		$89.3	$103.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had investments in repurchase agreements with a gross value of $11,481,055, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$45,355,321	$0	$104,756,216

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$4,189,062	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $	500 million

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTII-16

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$671,698,382

Gross unrealized appreciation	427,388,430
Gross unrealized depreciation	(33,204,660)

Net unrealized appreciation (depreciation)	$394,183,770

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$5,033,142	$3,899,557	$133,084,552	$95,713,845	$138,117,694	$99,613,402

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$2,076,097	$141,537,729	$233,387,327	$—	$377,001,153

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 20.36%, 20.18%, and 20.24%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 21.49%.

MARKET ENVIRONMENT / CONDITIONS

Despite some intraperiod volatility, major U.S. stock indexes ended the first half of 2019 near record highs, due in part to the Federal Reserve’s (“Fed’s”) more accommodative monetary policy stance. In March, the central bank stopped raising short-term interest rates and offered a dovish post-meeting statement, sending stocks higher. In June, equities rallied further after the Fed signaled an increased willingness to cut rates if economic conditions worsen.

Developments in the long-simmering trade dispute between the U.S. and China sparked market volatility throughout the period. Most notably, stocks dipped in May due to heightened trade tensions between the two countries. However, at period-end, investors appeared hopeful for at least a short-term trade truce amid continued negotiations, boosting equities. Solid corporate earnings, albeit against tempered expectations, also supported stocks. At various points, continued concerns about slowing global economic growth and mixed U.S. economic data tempered gains.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio posted positive returns but underperformed the Russell 1000 Growth Index for the six-month period. Overall, sector allocation detracted from relative performance.

Financials was by far the largest relative detractor, due primarily to stock choices, such as TD Ameritrade. Indications by the Fed of its willingness to cut rates, industry pricing pressure, and declining client cash balances as investors chase rising equity markets weighed on the company’s shares. Although TD Ameritrade has significant earnings leverage to rising interest rates, we believe it is more than just a play on rates.

The Health Care sector also hampered relative results due to an overweight exposure. Several managed care companies came under pressure due to increased political rhetoric about government-funded health care, and many drug makers faced renewed challenges about prescription drug pricing. We believe the overhang of Democratic proposals for a single-payer health care system is a threat that is unlikely to be realized and could cause a disconnect between fundamentals and trading activity.

Information Technology (“IT”) also detracted from relative performance due to an underweight position, although beneficial stock choices within the sector helped moderate the impact. During the first half of the year, an underweight to the sector weighed on returns as the segment broadly rebounded following its late-2018 swoon, driven by solid corporate earnings reports and strong demand for enterprise technology offerings. In addition, reports that the U.S. and China were making progress in resolving their lengthy trade dispute supported certain sector names. On the positive side, our position in MasterCard boosted relative sector results as the global payment and technology company reached record highs during the period. Management announced a collaboration with Amazon Business, which is expected to increase efficiency and transparency in reconciling business-to-business (“B2B”) transactions. Overall, we favor MasterCard’s business model, which benefits from pricing power and high incremental margins, as well as secular tailwinds as the shift to electronic payments continues.

Conversely, Industrials aided relative performance due to stock choices. Broad organic revenue growth across segments, along with better-than-expected margin expansion and free cash flow generation, drove shares of Roper higher over the past six months. We believe Roper has an extended runway to pursue acquisitions of high-margin businesses while compounding earnings and cash flow faster than the market with less cyclical downside.

Consumer Discretionary also boosted relative results due to stock selection. Shares of Dollarama gained after reporting better-than-expected topline growth, driven by an increase in average basket size and number of transactions. We believe Dollarama has a unique and durable business model with attractive margins and a solid runway for growth.

At the end of the period, the Portfolio’s greatest overweight relative to the benchmark was in Communication Services. We were also overweight Consumer Discretionary and Utilities. Our most significant underweight allocation was to IT. We were also underweight

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

Consumer Staples, Real Estate, Industrials, Financials, Materials, Energy, and Health Care. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	20.36	8.57	13.79	16.68
Class B	20.18	8.30	13.51	16.39
Class E	20.24	8.44	13.62	16.50
Russell 1000 Growth Index	21.49	11.57	13.39	16.28

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Amazon.com, Inc.	9.0
Facebook, Inc. - Class A	5.8
Microsoft Corp.	5.8
Visa, Inc. - Class A	3.8
Boeing Co. (The)	3.6
MasterCard, Inc. - Class A	3.2
Alphabet, Inc. - Class A	2.7
Alphabet, Inc. - Class C	2.7
Alibaba Group Holding, Ltd.(ADR)	2.3
Tencent Holdings, Ltd.	2.1

Top Sectors

% of Net Assets
Information Technology	29.6
Consumer Discretionary	21.3
Communication Services	18.2
Health Care	12.6
Industrials	9.6
Financials	3.4
Utilities	1.8
Materials	0.9
Consumer Staples	0.7
Energy	0.4

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.55%	$1,000.00	$1,203.60	$3.01
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class B (a)	Actual	0.80%	$1,000.00	$1,201.80	$4.37
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class E (a)	Actual	0.70%	$1,000.00	$1,202.40	$3.82
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.6%
Boeing Co. (The)	236,404	$86,053,420
Northrop Grumman Corp.	67,900	21,939,169

		107,992,589

Auto Components—1.1%
Aptiv plc	315,899	25,534,116

Automobiles—1.0%
Ferrari NV	141,932	22,910,663

Biotechnology—2.0%
Alexion Pharmaceuticals, Inc. (a)	90,675	11,876,611
Vertex Pharmaceuticals, Inc. (a)	194,762	35,715,456

		47,592,067

Capital Markets—2.6%
Charles Schwab Corp. (The)	435,074	17,485,624
Intercontinental Exchange, Inc.	158,234	13,598,630
Morgan Stanley	101,761	4,458,150
S&P Global, Inc.	18,400	4,191,336
TD Ameritrade Holding Corp.	432,923	21,611,516

		61,345,256

Chemicals—0.9%
Dow, Inc. (a)	88,686	4,373,107
DuPont de Nemours, Inc.	88,686	6,657,658
Linde plc	53,600	10,762,880

		21,793,645

Electric Utilities—0.8%
NextEra Energy, Inc.	89,600	18,355,456

Entertainment—4.3%
Electronic Arts, Inc. (a)	141,212	14,299,127
Netflix, Inc. (a)	106,408	39,085,786
Tencent Music Entertainment Group (ADR) (a) (b)	698,102	10,464,549
Walt Disney Co. (The)	267,359	37,334,011

		101,183,473

Equity Real Estate Investment Trusts—0.4%
Crown Castle International Corp.	75,361	9,823,306

Health Care Equipment & Supplies—5.5%
Alcon, Inc. (a)	199,996	12,369,404
Becton Dickinson & Co.	150,956	38,042,421
Intuitive Surgical, Inc. (a)	64,554	33,861,801
Stryker Corp.	220,220	45,272,828

		129,546,454

Health Care Providers & Services—4.8%
Anthem, Inc. (b)	79,489	22,432,591
Centene Corp. (a)	347,752	18,236,115
Cigna Corp. (a)	104,584	16,477,209
HCA Healthcare, Inc.	101,780	13,757,603

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
UnitedHealth Group, Inc.	124,142	$30,291,889
WellCare Health Plans, Inc. (a)	45,817	13,061,052

		114,256,459

Hotels, Restaurants & Leisure—2.8%
Las Vegas Sands Corp.	273,605	16,167,319
McDonald’s Corp.	78,589	16,319,792
MGM Resorts International (b)	415,100	11,859,407
Wynn Resorts, Ltd.	172,899	21,437,747

		65,784,265

Household Durables—0.5%
NVR, Inc. (a)	3,598	12,126,159

Industrial Conglomerates—1.7%
Honeywell International, Inc.	53,142	9,278,062
Roper Technologies, Inc. (b)	83,999	30,765,474

		40,043,536

Insurance—0.7%
Chubb, Ltd.	112,797	16,613,870

Interactive Media & Services—13.9%
Alphabet, Inc. - Class A (a)	59,570	64,502,396
Alphabet, Inc. - Class C (a)	58,138	62,841,946
Facebook, Inc. - Class A (a)	706,953	136,441,929
IAC/InterActiveCorp (a)	72,454	15,760,919
Tencent Holdings, Ltd.	1,085,385	49,103,377

		328,650,567

Internet & Direct Marketing Retail—12.5%
Alibaba Group Holding, Ltd. (ADR) (a)	315,474	53,457,069
Amazon.com, Inc. (a)	111,748	211,609,365
Booking Holdings, Inc. (a)	12,650	23,715,082
MercadoLibre, Inc. (a) (b)	11,970	7,322,887

		296,104,403

IT Services—11.8%
Fidelity National Information Services, Inc.	96,600	11,850,888
Fiserv, Inc. (a) (b)	231,332	21,088,225
MasterCard, Inc. - Class A (b)	289,313	76,531,968
PayPal Holdings, Inc. (a)	240,562	27,534,726
Total System Services, Inc.	85,000	10,902,950
Visa, Inc. - Class A (b)	512,005	88,858,468
Worldpay, Inc. - Class A (a)	338,271	41,455,111

		278,222,336

Machinery—1.6%
Fortive Corp. (b)	275,318	22,443,923
Wabtec Corp. (b)	215,119	15,436,940

		37,880,863

Multi-Utilities—1.0%
Sempra Energy (b)	180,278	24,777,408

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—2.1%
Dollar General Corp.	63,043	$8,520,892
Dollar Tree, Inc. (a)	182,345	19,582,029
Dollarama, Inc.	630,966	22,197,399

		50,300,320

Oil, Gas & Consumable Fuels—0.4%
Pioneer Natural Resources Co.	65,900	10,139,374

Pharmaceuticals—0.2%
Elanco Animal Health, Inc. (a)	31,471	1,063,720
Eli Lilly & Co.	40,825	4,523,002

		5,586,722

Professional Services—1.4%
Equifax, Inc. (b)	73,176	9,896,322
TransUnion	308,950	22,710,915

		32,607,237

Road & Rail—0.4%
J.B. Hunt Transport Services, Inc. (b)	95,523	8,731,757

Semiconductors & Semiconductor Equipment—1.7%
ASML Holding NV	102,000	21,208,860
Marvell Technology Group, Ltd. (b)	778,412	18,580,694

		39,789,554

Software—13.9%
Atlassian Corp. plc - Class A (a)	17,144	2,243,121
Intuit, Inc.	138,698	36,245,948
Microsoft Corp.	1,018,164	136,393,249
Salesforce.com, Inc. (a)	195,593	29,677,326
ServiceNow, Inc. (a) (b)	56,607	15,542,584
Slack Technologies, Inc. - Class A (a)	6,882	258,075
Splunk, Inc. (a) (b)	162,814	20,473,861
Symantec Corp. (b)	1,253,953	27,286,017
Temenos AG (a)	39,723	7,112,932
UBER Technologies, Inc. (a) (c) (d)	109,560	4,657,960
VMware, Inc. - Class A (b)	135,874	22,719,492
Workday, Inc. - Class A (a) (b)	121,928	25,065,958
Zoom Video Communications, Inc. - Class A (a) (b)	7,464	662,729

		328,339,252

Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	92,753	18,357,674

Textiles, Apparel & Luxury Goods—1.1%
NIKE, Inc. - Class B	304,197	25,537,338

Tobacco—0.7%
Philip Morris International, Inc. (b)	221,856	17,422,352

Total Common Stocks (Cost $1,571,280,638)		2,297,348,471

Convertible Preferred Stocks—1.8%
Security Description	Shares/ Principal Amount*	Value

Automobiles—0.2%
Aurora Innovation, Inc. - Series B (a) (c) (d) (e)	205,250	$1,896,572
GM Cruise Holdings LLC - Series F (a) (c) (d) (e)	1,961	3,578,825

		5,475,397

Internet & Direct Marketing Retail—1.1%
Airbnb, Inc. - Series D (a) (c) (d) (e)	97,047	12,415,223
Airbnb, Inc. - Series E (a) (c) (d) (e)	9,760	1,248,597
ANT International Co., Ltd. - Class C (a) (c) (d) (e)	1,458,697	8,183,290
Xiaoju Kuaizhi, Inc. - Series A-17 (a) (c) (d) (e)	91,053	4,369,633

		26,216,743

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Series E (a) (c) (d) (e)	60,866	3,286,764

Software—0.4%
Magic Leap, Inc. - Series C (a) (c) (d) (e)	124,428	3,359,556
Magic Leap, Inc. - Series D (a) (c) (d) (e)	90,348	2,439,396
UiPath, Inc. - Series D-1 (a) (c) (d) (e)	70,352	2,768,471
UiPath, Inc. - Series D-2 (a) (c) (d) (e)	11,813	464,861

		9,032,284

Total Convertible Preferred Stocks (Cost $31,556,138)		44,011,188

Short-Term Investment—0.5%

Mutual Fund—0.5%
T. Rowe Price Government Reserve Fund (f)	11,027,855	11,027,855

Total Short-Term Investments (Cost $11,027,855)		11,027,855

Securities Lending Reinvestments (g)—12.6%

Bank Note—0.1%
Bank of America N.A. 2.624%, 1M LIBOR + 0.230%, 07/15/19 (h)	2,000,000	2,009,009

Certificates of Deposit—8.8%
ABN AMRO Bank NV Zero Coupon, 07/05/19	3,964,930	3,998,120
Banco Del Estado De Chile New York
2.564%, 1M LIBOR + 0.160%, 11/22/19 (h)	4,000,000	4,000,340
2.592%, 1M LIBOR + 0.180%, 10/09/19 (h)	4,000,000	4,000,564
Banco Santander S.A. 2.600%, 07/05/19	2,000,000	2,000,104
Bank of Montreal (Chicago)
2.512%, 1M LIBOR + 0.100%, 10/11/19 (h)	5,000,000	5,000,165
2.751%, 1M LIBOR + 0.330%, 08/06/19 (h)	6,000,000	6,001,722
Bank of Nova Scotia
2.564%, 1M LIBOR + 0.170%, 05/15/20 (h)	3,000,000	2,999,724
2.762%, 3M LIBOR + 0.170%, 01/09/20 (h)	5,000,000	5,003,885
Barclays Bank plc 2.950%, 08/02/19	10,000,000	10,005,260

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
BNP Paribas S.A. New York
2.534%, 1M LIBOR + 0.140%, 09/16/19 (h)	1,000,000	$1,000,042
Canadian Imperial Bank of Commerce 2.644%, 1M LIBOR + 0.250%, 10/15/19 (h)	6,000,000	6,001,974
Chiba Bank, Ltd. 2.400%, 09/19/19	5,000,000	5,000,100
China Construction Bank Corp.
2.600%, 09/05/19	3,000,000	3,000,666
2.670%, 07/18/19	4,000,000	4,000,616
Commonwealth Bank of Australia
2.569%, 1M LIBOR + 0.175%, 04/16/20 (h)	5,000,000	5,000,950
2.621%, 1M LIBOR + 0.210%, 09/13/19 (h)	2,000,000	2,000,640
Cooperative Rabobank UA 2.739%, 3M LIBOR + 0.150%, 01/08/20 (h)	5,000,000	5,001,960
Credit Agricole S.A. 2.593%, 1M LIBOR + 0.210%, 12/20/19 (h)	7,000,000	7,003,542
Credit Industriel et Commercial 2.590%, 1M LIBOR + 0.160%, 03/05/20 (h)	4,000,000	4,000,296
Credit Suisse AG
2.561%, 1M LIBOR + 0.130%, 11/04/19 (h)	5,000,000	4,999,670
2.580%, 1M LIBOR + 0.140%, 10/02/19 (h)	8,000,000	8,000,032
DZ Bank AG New York Zero Coupon, 07/05/19	4,967,186	4,997,650
HSBC Bank USA, N.A. 2.565%, 3M LIBOR + 0.000%, 08/05/19 (h)	4,000,000	3,999,680
Industrial & Commercial Bank of China, Ltd.
2.620%, 09/03/19	1,000,000	1,000,158
2.630%, 08/28/19	7,000,000	7,002,296
2.660%, 07/15/19	3,000,000	3,000,351
KBC Bank NV Zero Coupon, 07/10/19	4,973,166	4,997,350
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 08/09/19	993,475	997,270
Zero Coupon, 09/24/19	1,988,086	1,988,620
Mizuho Bank, Ltd.
2.524%, 1M LIBOR + 0.120%, 11/27/19 (h)	1,000,000	1,000,257
2.573%, 1M LIBOR + 0.160%, 09/12/19 (h)	3,000,000	3,000,774
MUFG Bank Ltd. 2.574%, 1M LIBOR + 0.170%, 02/24/20 (h)	6,000,000	6,000,018
National Australia Bank, Ltd. 2.602%, 1M LIBOR + 0.190%, 04/08/20 (h)	5,000,000	5,001,150
Nationwide Building Society Zero Coupon, 08/01/19	4,958,079	4,988,950
Natixis New York 2.649%, 3M LIBOR + 0.070%, 11/01/19 (h)	2,000,000	2,000,476
Rabobank International London 2.592%, 1M LIBOR + 0.190%, 04/24/20 (h)	5,000,000	5,002,050
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (h)	7,000,000	7,002,023
Societe Generale 2.723%, 3M LIBOR + 0.200%, 08/21/19 (h)	4,001,573	4,002,388
Standard Chartered Bank 2.660%, 08/23/19	10,000,000	10,004,630
Sumitomo Mitsui Trust Bank, Ltd. 2.689%, 3M LIBOR + 0.100%, 07/08/19 (h)	5,000,000	5,000,360

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 11/15/19	1,973,771	$1,982,480
Svenska Handelsbanken AB
2.592%, 1M LIBOR + 0.180%, 06/05/20 (h)	5,000,000	5,000,950
2.702%, 1M LIBOR + 0.300%, 10/31/19 (h)	2,000,000	2,001,458
Toronto-Dominion Bank
2.604%, 1M LIBOR + 0.210%, 09/17/19 (h)	5,000,000	5,001,780
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (h)	1,000,000	1,000,135
Wells Fargo Bank N.A. 2.721%, 3M LIBOR + 0.140%, 07/11/19 (h)	9,000,000	8,999,564
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (h)	5,000,000	4,999,972

		207,993,162

Commercial Paper—2.6%
Agricultural Bank of China 2.610%, 08/14/19	5,959,980	5,981,502
Bank of China, Ltd.
2.640%, 09/09/19	1,986,800	1,989,448
2.670%, 07/16/19	8,939,925	8,988,327
2.670%, 07/17/19	3,973,300	3,994,524
China Construction Bank Corp.
2.620%, 09/03/19	1,986,609	1,990,438
2.650%, 07/26/19	993,522	997,983
Industrial & Commercial Bank of China, Ltd. 2.610%, 08/20/19	1,986,660	1,992,612
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (h)	10,000,000	10,002,530
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (h)	3,000,000	2,999,985
Societe Generale 2.812%, 3M LIBOR + 0.410%, 12/18/19 (h)	3,005,322	3,005,694
Thunder Bay Funding LLC 2.540%, 1M LIBOR + 0.100%, 12/05/19 (h)	5,000,000	5,000,260
Toyota Motor Credit Corp. 2.620%, 08/29/19	9,871,183	9,959,450
Westpac Banking Corp. 2.552%, 1M LIBOR + 0.150%, 05/29/20 (h)	3,999,315	4,000,012

		60,902,765

Repurchase Agreements—1.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $3,680,496; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $3,753,387.	3,679,791	3,679,791
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $10,077,550; collateralized by various Common Stock with an aggregate market value of $11,002,724.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $5,013,174; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	$5,000,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $1,504,025; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Societe Generale Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $7,001,441; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $7,542,977.	7,000,000	7,000,000

		27,179,791

Total Securities Lending Reinvestments (Cost $298,028,736)		298,084,727

Total Investments—112.1% (Cost $1,911,893,367)		2,650,472,241
Other assets and liabilities (net)—(12.1)%		(286,589,908)

Net Assets—100.0%		$2,363,882,333

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

(b)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $294,604,441 and the collateral received consisted of cash in the amount of $297,702,673. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, these securities represent 2.1% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time- consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2019, the market value of restricted securities was $48,669,148, which is 2.1% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(h)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT International Co., Ltd. - Class C	06/07/18	1,458,697	$8,183,290	$8,183,290
Airbnb, Inc. - Series D	04/16/14	97,047	3,951,078	12,415,223
Airbnb, Inc. - Series E	01/28/16	9,760	908,601	1,248,597
Aurora Innovation, Inc. - Series B	03/01/19	205,250	1,896,572	1,896,572
GM Cruise Holdings LLC - Series F	05/07/19	1,961	3,578,825	3,578,825
Magic Leap, Inc. - Series C	01/20/16	124,428	2,865,950	3,359,556
Magic Leap, Inc. - Series D	10/12/17	90,348	2,439,396	2,439,396
UBER Technologies, Inc.	01/16/18	109,560	5,180,566	4,657,960
UiPath, Inc. - Series D-1	04/26/19	70,352	2,768,471	2,768,471
UiPath, Inc. - Series D-2	04/26/19	11,813	464,861	464,861
WeWork Cos., Inc. - Series E	06/23/15	60,866	2,001,856	3,286,764
Xiaoju Kuaizhi, Inc. - Series A-17	10/19/15	91,053	2,497,238	4,369,633

				$48,669,148

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$107,992,589	$—	$—	$107,992,589
Auto Components	25,534,116	—	—	25,534,116
Automobiles	22,910,663	—	—	22,910,663
Biotechnology	47,592,067	—	—	47,592,067
Capital Markets	61,345,256	—	—	61,345,256
Chemicals	21,793,645	—	—	21,793,645
Electric Utilities	18,355,456	—	—	18,355,456
Entertainment	101,183,473	—	—	101,183,473
Equity Real Estate Investment Trusts	9,823,306	—	—	9,823,306
Health Care Equipment & Supplies	117,177,050	12,369,404	—	129,546,454
Health Care Providers & Services	114,256,459	—	—	114,256,459
Hotels, Restaurants & Leisure	65,784,265	—	—	65,784,265
Household Durables	12,126,159	—	—	12,126,159
Industrial Conglomerates	40,043,536	—	—	40,043,536
Insurance	16,613,870	—	—	16,613,870
Interactive Media & Services	279,547,190	49,103,377	—	328,650,567
Internet & Direct Marketing Retail	296,104,403	—	—	296,104,403
IT Services	278,222,336	—	—	278,222,336
Machinery	37,880,863	—	—	37,880,863
Multi-Utilities	24,777,408	—	—	24,777,408
Multiline Retail	50,300,320	—	—	50,300,320
Oil, Gas & Consumable Fuels	10,139,374	—	—	10,139,374
Pharmaceuticals	5,586,722	—	—	5,586,722
Professional Services	32,607,237	—	—	32,607,237
Road & Rail	8,731,757	—	—	8,731,757
Semiconductors & Semiconductor Equipment	39,789,554	—	—	39,789,554
Software	316,568,360	11,770,892	—	328,339,252
Technology Hardware, Storage & Peripherals	18,357,674	—	—	18,357,674
Textiles, Apparel & Luxury Goods	25,537,338	—	—	25,537,338
Tobacco	17,422,352	—	—	17,422,352
Total Common Stocks	2,224,104,798	73,243,673	—	2,297,348,471
Total Convertible Preferred Stocks*	—	—	44,011,188	44,011,188
Total Short-Term Investment*	11,027,855	—	—	11,027,855
Total Securities Lending Reinvestments*	—	298,084,727	—	298,084,727
Total Investments	$2,235,132,653	$371,328,400	$44,011,188	$2,650,472,241

Collateral for Securities Loaned (Liability)	$—	$(297,702,673)	$—	$(297,702,673)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2018	Realized Gain	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales	Transfers Out	Balance as of June 30, 2019	Change in Unrealized Appreciation from Investments Held at June 30, 2019
Common Stocks
Real Estate Management & Development	$132,789	$54,106	$(48,493)	$—	$(138,402)	$—	$—	$—
Software	227,718	—	—	—		(227,718)	—	—
Convertible Preferred Stocks
Automobiles	—	—	—	5,475,397	—	—	5,475,397	—
Internet & Direct Marketing Retail	25,350,621	—	866,122	—	—	—	26,216,743	866,122
Real Estate Management & Development	3,354,386	81,866	59,924	—	(209,412)	—	3,286,764	59,924
Software	10,914,720	—	—	3,233,332	—	(5,115,768)	9,032,284	(89,134)

	$39,980,234	$135,972	$877,553	$8,708,729	$(347,814)	$(5,343,486)	$44,011,188	$836,912

	Fair Value at June 30, 2019	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Convertible Preferred Stocks
Automobiles	$1,896,572	Market Transaction Method	Precedent Transaction	$9.24	$9.24	$9.24	Increase
	3,578,825	Market Transaction Method	Precedent Transaction	$1,825.00	$1,825.00	$1,825.00	Increase
Internet & Direct Marketing Retail	13,663,820	Discounted Cash Flow	Weighted Average Cost of Capital	13.50%	15.50%	14.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	6.6x	6.6x	6.6x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	8,183,290	Market Transaction Method	Precedent Transaction	$5.61	$5.61	$5.61	Increase
	4,369,633	Market Transaction Method	Secondary Market Transaction	$47.99	$47.99	$47.99	Increase
Real Estate Management & Development	3,286,764	Market Transaction Method	Precedent Transaction	$54.00	$54.00	$54.00	Increase
Software	5,798,952	Market Transaction Method	Precedent Transaction	$27.00	$27.00	$27.00	Increase
	3,233,332	Market Transaction Method	Precedent Transaction	$39.35	$39.35	$39.35	Increase

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$2,639,444,386
Affiliated investments at value (c)	11,027,855
Cash	1,301,770
Receivable for:
Investments sold	12,697,210
Fund shares sold	496,008
Dividends and interest	212,677
Dividends on affiliated investments	12,713

Total Assets	2,665,192,619
Liabilities
Collateral for securities loaned	297,702,673
Payables for:
Investments purchased	1,421,480
Fund shares redeemed	532,504
Accrued Expenses:
Management fees	995,709
Distribution and service fees	190,134
Deferred trustees’ fees	152,930
Other expenses	314,856

Total Liabilities	301,310,286

Net Assets	$2,363,882,333

Net Assets Consist of:
Paid in surplus	$1,567,090,225
Distributable earnings (Accumulated losses)	796,792,108

Net Assets	$2,363,882,333

Net Assets
Class A	$1,397,279,162
Class B	925,094,172
Class E	41,508,999
Capital Shares Outstanding*
Class A	66,307,526
Class B	45,031,754
Class E	1,993,690
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.07
Class B	20.54
Class E	20.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,900,865,512.
(b)	Includes securities loaned at value of $294,604,441.
(c)	Identified cost of affiliated investments was $11,027,855.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$8,907,701
Dividends from affiliated investments	303,158
Securities lending income	394,140

Total investment income	9,604,999
Expenses
Management fees	6,888,627
Administration fees	44,976
Custodian and accounting fees	82,485
Distribution and service fees—Class B	1,114,010
Distribution and service fees—Class E	30,153
Audit and tax services	24,522
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	72,947
Insurance	7,861
Miscellaneous	12,109

Total expenses	8,331,476
Less management fee waiver	(869,776)

Net expenses	7,461,700

Net Investment Income	2,143,299

Net Realized and Unrealized Gain
Net realized gain on:
Investments	61,609,957
Foreign currency transactions	1,621

Net realized gain	61,611,578

Net change in unrealized appreciation on:
Investments	354,508,858
Foreign currency transactions	67

Net change in unrealized appreciation	354,508,925

Net realized and unrealized gain	416,120,503

Net Increase in Net Assets From Operations	$418,263,802

(a)	Net of foreign withholding taxes of $83,788.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,143,299	$8,780,570
Net realized gain	61,611,578	349,065,027
Net change in unrealized appreciation (depreciation)	354,508,925	(345,002,205)

Increase in net assets from operations	418,263,802	12,843,392

From Distributions to Shareholders
Class A	(211,905,071)	(271,386,065)
Class B	(140,705,693)	(166,263,941)
Class E	(6,304,043)	(7,721,716)

Total distributions	(358,914,807)	(445,371,722)

Increase in net assets from capital share transactions	207,532,492	17,870,692

Total increase (decrease) in net assets	266,881,487	(414,657,638)

Net Assets
Beginning of period	2,097,000,846	2,511,658,484

End of period	$2,363,882,333	$2,097,000,846

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	442,846	$10,199,273	1,071,438	$25,857,156
Reinvestments	10,341,877	211,905,071	11,572,967	271,386,065
Redemptions	(5,290,524)	(123,132,056)	(14,768,688)	(378,968,481)

Net increase (decrease)	5,494,199	$98,972,288	(2,124,283)	$(81,725,260)

Class B
Sales	1,704,647	$38,443,565	4,128,655	$99,633,158
Reinvestments	7,042,327	140,705,693	7,241,461	166,263,941
Redemptions	(3,302,174)	(75,404,589)	(6,964,316)	(167,472,503)

Net increase	5,444,800	$103,744,669	4,405,800	$98,424,596

Class E
Sales	85,049	$1,945,327	142,194	$3,592,923
Reinvestments	311,311	6,304,043	332,689	7,721,716
Redemptions	(148,889)	(3,433,835)	(410,066)	(10,143,283)

Net increase	247,471	$4,815,535	64,817	$1,171,356

Increase derived from capital shares transactions		$207,532,492		$17,870,692

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.71		$25.34	$20.18	$22.70	$24.76	$24.51

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.11	0.10	0.07 (b)	0.04	0.04
Net realized and unrealized gain	4.08		0.23	6.55	0.13	2.55	1.94

Total income (loss) from investment operations	4.11		0.34	6.65	0.20	2.59	1.98

Less Distributions
Distributions from net investment income	(0.10)		(0.11)	(0.07)	(0.01)	(0.04)	(0.02)
Distributions from net realized capital gains	(3.65)		(4.86)	(1.42)	(2.71)	(4.61)	(1.71)

Total distributions	(3.75)		(4.97)	(1.49)	(2.72)	(4.65)	(1.73)

Net Asset Value, End of Period	$21.07		$20.71	$25.34	$20.18	$22.70	$24.76

Total Return (%) (c)	20.36	(d)	(0.94)	33.86	1.76	10.78	9.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(e)	0.62	0.63	0.62	0.62	0.63
Net ratio of expenses to average net assets (%) (f)(g)	0.55	(e)	0.55	0.56	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	0.29	(e)	0.45	0.42	0.34 (b)	0.16	0.15
Portfolio turnover rate (%)	10	(d)	39	49	42	35	34
Net assets, end of period (in millions)	$1,397.3		$1,259.7	$1,594.6	$1,472.7	$1,540.8	$1,710.2

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.25		$24.87	$19.84	$22.40	$24.51	$24.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(h)	0.05	0.04	0.02 (b)	(0.02)	(0.02)
Net realized and unrealized gain	3.98		0.24	6.43	0.13	2.52	1.92

Total income (loss) from investment operations	3.98		0.29	6.47	0.15	2.50	1.90

Less Distributions
Distributions from net investment income	(0.04)		(0.05)	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(3.65)		(4.86)	(1.42)	(2.71)	(4.61)	(1.71)

Total distributions	(3.69)		(4.91)	(1.44)	(2.71)	(4.61)	(1.71)

Net Asset Value, End of Period	$20.54		$20.25	$24.87	$19.84	$22.40	$24.51

Total Return (%) (c)	20.18	(d)	(1.15)	33.47	1.53	10.51	8.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(e)	0.87	0.88	0.87	0.87	0.88
Net ratio of expenses to average net assets (%) (f)(g)	0.80	(e)	0.80	0.81	0.83	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	0.04	(e)	0.21	0.17	0.09 (b)	(0.09)	(0.09)
Portfolio turnover rate (%)	10	(d)	39	49	42	35	34
Net assets, end of period (in millions)	$925.1		$801.5	$874.9	$712.9	$751.5	$642.4
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$20.49		$25.11	$20.01	$22.55		$24.62	$24.40

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.07	0.06	0.04	(b)	0.00 (h)	0.00	(h)
Net realized and unrealized gain	4.03		0.25	6.50	0.13		2.54	1.93

Total income (loss) from investment operations	4.05		0.32	6.56	0.17		2.54	1.93

Less Distributions
Distributions from net investment income	(0.07)		(0.08)	(0.04)	0.00		0.00	0.00
Distributions from net realized capital gains	(3.65)		(4.86)	(1.42)	(2.71)		(4.61)	(1.71)

Total distributions	(3.72)		(4.94)	(1.46)	(2.71)		(4.61)	(1.71)

Net Asset Value, End of Period	$20.82		$20.49	$25.11	$20.01		$22.55	$24.62

Total Return (%) (c)	20.24	(d)	(1.05)	33.66	1.61		10.63	8.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(e)	0.77	0.78	0.77		0.77	0.78
Net ratio of expenses to average net assets (%) (f)(g)	0.70	(e)	0.70	0.71	0.73		0.73	0.73
Ratio of net investment income to average net assets (%)	0.14	(e)	0.30	0.27	0.19	(b)	0.01	0.00	(i)
Portfolio turnover rate (%)	10	(d)	39	49	42		35	34
Net assets, end of period (in millions)	$41.5		$35.8	$42.2	$35.2		$39.5	$38.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.02% for the six months ended June 30, 2019 and the year ended December 31, 2018 and 0.03% for each of the years ended December 31, 2017 through 2014 (see Note 5 of the Notes to Financial Statements).
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Net investment income (loss) was less than $0.01.
(i)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $27,179,791. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$228,798,238	$0	$390,339,901

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $712,327 in sales of investments, which are included above, and resulted in realized losses of $6,097.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$6,888,627	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	On amounts in excess of $1.5 billion

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 amounted to $587,896 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750 million, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the six months ended June 30, 2019 amounted to $281,880 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Ending Value as of June 30, 2019	Income earned from affiliates during the period	Number of shares held at June 30, 2019
T. Rowe Price Government Reserve Fund	$7,899,784	$200,803,339	$(197,675,268)	$11,027,855	$303,158	11,027,855

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$1,917,837,031

Gross unrealized appreciation	774,876,411
Gross unrealized depreciation	(42,241,201)

Net unrealized appreciation (depreciation)	$732,635,210

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$17,613,767	$5,465,932	$427,757,955	$144,175,968	$445,371,722	$149,641,900

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$8,558,039	$350,897,151	$378,126,293	$—	$737,581,483

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B, E and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 23.73%, 23.57%, 23.62%, and 23.56%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 21.25%.

MARKET ENVIRONMENT / CONDITIONS

Despite some intra-period volatility, major U.S. stock indexes ended the first half of 2019 near record highs, due in part to the Federal Reserve’s (“Fed’s”) more accommodative monetary policy stance. In March, the central bank stopped raising short-term interest rates and offered a dovish post-meeting statement, sending stocks higher. In June, equities rallied further after the Fed signaled an increased willingness to cut rates if economic conditions worsen.

Developments in the long-simmering trade dispute between the U.S. and China sparked market volatility throughout the period. Most notably, stocks dipped in May due to heightened trade tensions between the two countries. However, at period-end, investors appeared hopeful for at least a short-term trade truce amid continued negotiations, boosting equities. Solid corporate earnings, albeit against tempered expectations, also supported stocks. At various points, continued concerns about slowing global economic growth and mixed U.S. economic data tempered gains.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed its benchmark index for the six months ended June 30, 2019. Broadly speaking, stock selection accounted for the relative outperformance.

Stock choices in Information Technology contributed, most notably from our positions in Fair Isaac and Booz Allen Hamilton. Fair Isaac is a leading predictive analytics and decisions management software company. Shares traded higher year-to-date as the company continues to post solid results driven by balanced growth in sales across the business and its core product offerings.

Health Care was another area of relative strength, due to stock selection, led by EXACT Sciences. The company is focused on commercializing Cologuard, an accurate and easy-to-use screening test for colon cancer that is in the early stages of adoption. The company started to see utilization rates move higher, driven by improving commercialization efforts.

Strong stock choices in Communication Services also aided relative performance, led by Cable One. The company is a fully integrated provider of high-speed internet, cable television, and telephone services. The company’s acquisition of Fidelity Communications Company’s data, video, and voice business was well received by investors, lifting shares.

On the negative side, stock choices in Consumer Discretionary detracted the most from relative results. Stamps.com performed the worst within the sector. The company engages in the provision of internet-based mailing and shipping solutions and enabling small businesses, enterprises, and online retailers to print U.S. Postal Service-approved postage. Shares traded sharply lower in the first quarter after the company discontinued its partnership with USPS and fell again in the second quarter after the company disclosed additional adverse effects from the end of its USPS partnership.

Additionally, stock choices in the Energy sector—one of the smallest sectors in the small-cap growth universe—also weighed on relative returns, although this was partially offset by a favorable underweight position. Centennial Resource Development operates as an oil and natural gas company focusing on the development of unconventional oil and liquids-rich natural gas reserves in the Permian Basin. Shares traded sharply lower after the company cut production growth and capital expenditure estimates for the year, raising concerns about Centennial’s capital productivity going forward.

While our stock selection is primarily based on a quantitative model, we take into consideration the fundamental research conducted by T. Rowe Price’s equity analysts. In constructing the Portfolio, our sector

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

weights are usually in line with those of the MSCI U.S. Small Cap Growth Index, but we will occasionally overweight or underweight certain sectors based on our analysis.

The investment landscape is constantly changing, and volatility levels often wax and wane without warning, but our investment strategy remains the same. While we take macroeconomic events into account in the course of monitoring portfolio risks, having a bottom-up stock selection process and not relying on sector bets versus our benchmark helps us avoid risks due to large moves in any one sector. We continue to favor high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will distinguish themselves over time with superior performance relative to lower-quality businesses.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	23.73	7.26	11.14	17.59	—
Class B	23.57	6.96	10.86	17.29	—
Class E	23.62	7.09	10.97	17.40	—
Class G	23.56	6.95	—	—	11.09
MSCI U.S. Small Cap Growth Index	21.25	1.08	8.18	15.48	—

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Euronet Worldwide, Inc.	1.2
Bright Horizons Family Solutions, Inc.	1.1
Teledyne Technologies, Inc.	1.1
HEICO Corp. - Class A	1.1
Fair Isaac Corp.	1.0
Cable One, Inc.	1.0
Booz Allen Hamilton Holding Corp.	0.9
Burlington Stores, Inc.	0.9
Molina Healthcare, Inc.	0.9
MarketAxess Holdings, Inc.	0.9

Top Sectors

% of Net Assets
Health Care	23.5
Information Technology	22.0
Industrials	17.0
Consumer Discretionary	14.1
Financials	5.7
Materials	4.4
Consumer Staples	3.8
Communication Services	3.6
Real Estate	3.3
Energy	2.1

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.48%	$1,000.00	$1,237.30	$2.66
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$1,235.70	$4.05
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E (a)	Actual	0.63%	$1,000.00	$1,236.20	$3.49
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class G (a)	Actual	0.78%	$1,000.00	$1,235.60	$4.32
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.6%
Aerojet Rocketdyne Holdings, Inc. (a) (b)	236,106	$10,570,466
BWX Technologies, Inc. (b)	7,633	397,679
Curtiss-Wright Corp.	59,825	7,605,552
HEICO Corp. - Class A	148,644	15,365,330
Hexcel Corp.	100,170	8,101,750
Moog, Inc. - Class A	76,968	7,204,975
Teledyne Technologies, Inc. (a)	56,146	15,376,705

		64,622,457

Air Freight & Logistics—0.3%
XPO Logistics, Inc. (a) (b)	77,306	4,469,060

Auto Components—0.5%
Cooper-Standard Holdings, Inc. (a)	30,597	1,401,954
LCI Industries	34,690	3,122,100
Visteon Corp. (a) (b)	54,900	3,216,042

		7,740,096

Banks—1.6%
Ameris Bancorp	112,093	4,392,924
Carolina Financial Corp.	96,119	3,372,816
CenterState Bank Corp.	191,028	4,399,375
First Bancorp	132,500	4,825,650
Signature Bank	24,269	2,932,666
Western Alliance Bancorp (a)	74,200	3,318,224

		23,241,655

Beverages—0.8%
Boston Beer Co., Inc. (The) - Class A (a) (b)	17,267	6,522,782
Coca-Cola Bottling Co. Consolidated	16,100	4,817,925

		11,340,707

Biotechnology—8.3%
ACADIA Pharmaceuticals, Inc. (a) (b)	129,314	3,456,563
Acceleron Pharma, Inc. (a) (b)	51,167	2,101,940
Agios Pharmaceuticals, Inc. (a) (b)	59,463	2,966,014
Aimmune Therapeutics, Inc. (a) (b)	53,935	1,122,927
Alkermes plc (a)	40,085	903,516
Alnylam Pharmaceuticals, Inc. (a)	7,584	550,295
Amicus Therapeutics, Inc. (a)	110,300	1,376,544
Array BioPharma, Inc. (a) (b)	241,600	11,193,328
Bluebird Bio, Inc. (a) (b)	19,467	2,476,202
Blueprint Medicines Corp. (a)	44,117	4,161,557
CRISPR Therapeutics AG (a) (b)	32,800	1,544,880
Emergent BioSolutions, Inc. (a)	103,519	5,001,003
Enanta Pharmaceuticals, Inc. (a) (b)	14,200	1,198,196
Exact Sciences Corp. (a) (b)	96,190	11,354,268
Exelixis, Inc. (a)	47,067	1,005,822
FibroGen, Inc. (a) (b)	67,211	3,036,593
Genomic Health, Inc. (a)	55,300	3,216,801
Global Blood Therapeutics, Inc. (a) (b)	40,387	2,124,356
GlycoMimetics, Inc. (a) (b)	51,900	618,648
Immunomedics, Inc. (a) (b)	116,095	1,610,238
Insmed, Inc. (a) (b)	118,384	3,030,630
Ionis Pharmaceuticals, Inc. (a)	25,686	1,650,839

Security Description	Shares	Value

Biotechnology—(Continued)
Ironwood Pharmaceuticals, Inc. (a) (b)	125,604	$1,374,108
Ligand Pharmaceuticals, Inc. (a) (b)	42,892	4,896,122
Madrigal Pharmaceuticals, Inc. (a) (b)	6,507	681,999
Mirati Therapeutics, Inc. (a)	25,800	2,657,400
Neurocrine Biosciences, Inc. (a)	35,761	3,019,301
PTC Therapeutics, Inc. (a)	53,500	2,407,500
Repligen Corp. (a) (b)	75,734	6,509,337
Sage Therapeutics, Inc. (a) (b)	47,469	8,691,099
Sarepta Therapeutics, Inc. (a) (b)	38,000	5,774,100
Seattle Genetics, Inc. (a) (b)	32,260	2,232,715
Spark Therapeutics, Inc. (a)	40,118	4,107,281
Ultragenyx Pharmaceutical, Inc. (a) (b)	50,136	3,183,636
uniQure NV (a)	40,800	3,188,520
Xencor, Inc. (a) (b)	74,100	3,032,913

		117,457,191

Building Products—1.3%
AAON, Inc. (b)	41,508	2,082,871
Lennox International, Inc. (b)	35,278	9,701,450
Patrick Industries, Inc. (a)	104,635	5,146,996
Resideo Technologies, Inc. (a)	47,300	1,036,816

		17,968,133

Capital Markets—2.1%
Cboe Global Markets, Inc.	69,731	7,226,223
E*Trade Financial Corp.	66,244	2,954,482
FactSet Research Systems, Inc. (b)	10,482	3,003,722
MarketAxess Holdings, Inc. (b)	38,895	12,501,631
MSCI, Inc. (b)	19,216	4,588,589

		30,274,647

Chemicals—3.3%
AdvanSix, Inc. (a)	90,708	2,215,996
Chase Corp.	46,824	5,040,135
Ingevity Corp. (a)	96,504	10,149,326
Innospec, Inc.	76,578	6,986,977
Minerals Technologies, Inc.	44,431	2,377,503
NewMarket Corp.	9,091	3,644,946
PolyOne Corp.	100,283	3,147,883
Quaker Chemical Corp.	31,600	6,411,008
Scotts Miracle-Gro Co. (The) (b)	44,300	4,363,550
Stepan Co.	23,600	2,169,076

		46,506,400

Commercial Services & Supplies—2.3%
Advanced Disposal Services, Inc. (a)	159,476	5,088,879
Casella Waste Systems, Inc. - Class A (a)	235,946	9,350,540
Healthcare Services Group, Inc. (b)	54,312	1,646,740
Rollins, Inc. (b)	191,607	6,872,943
U.S. Ecology, Inc.	69,714	4,150,772
UniFirst Corp.	30,000	5,657,100

		32,766,974

Communications Equipment—0.5%
NetScout Systems, Inc. (a)	9,269	235,340

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
Plantronics, Inc. (b)	42,962	$1,591,312
Ubiquiti Networks, Inc. (b)	38,300	5,036,450

		6,863,102

Construction Materials—0.4%
Eagle Materials, Inc. (b)	54,300	5,033,610

Consumer Finance—0.5%
Green Dot Corp. - Class A (a)	61,900	3,026,910
PRA Group, Inc. (a) (b)	48,287	1,358,796
SLM Corp.	304,100	2,955,852

		7,341,558

Containers & Packaging—0.6%
Berry Global Group, Inc. (a)	153,751	8,085,765

Distributors—0.8%
Pool Corp.	61,193	11,687,863

Diversified Consumer Services—3.7%
Bright Horizons Family Solutions, Inc. (a)	102,054	15,396,887
frontdoor, Inc. (a)	95,053	4,139,558
Grand Canyon Education, Inc. (a) (b)	69,856	8,174,549
Service Corp. International	198,032	9,263,937
ServiceMaster Global Holdings, Inc. (a)	175,813	9,158,099
Strategic Education, Inc.	25,325	4,507,850
Weight Watchers International, Inc. (a)	47,300	903,430

		51,544,310

Diversified Telecommunication Services—0.4%
GCI Liberty, Inc. - Class A (a) (b)	97,814	6,011,648

Electrical Equipment—0.6%
Atkore International Group, Inc. (a)	128,770	3,331,280
Generac Holdings, Inc. (a)	64,502	4,477,084

		7,808,364

Electronic Equipment, Instruments & Components—3.4%
Cognex Corp. (b)	94,590	4,538,428
Coherent, Inc. (a) (b)	42,343	5,774,315
ePlus, Inc. (a)	17,400	1,199,556
Littelfuse, Inc. (b)	38,600	6,828,726
Novanta, Inc. (a)	98,500	9,288,550
OSI Systems, Inc. (a)	65,054	7,327,032
Tech Data Corp. (a) (b)	17,700	1,851,420
Zebra Technologies Corp. - Class A (a)	49,406	10,350,063

		47,158,090

Energy Equipment & Services—0.5%
Apergy Corp. (a)	121,700	4,081,818
Computer Modelling Group, Ltd.	39,025	216,946
Dril-Quip, Inc. (a) (b)	25,115	1,205,520
Exterran Corp. (a)	44,858	637,881

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
RPC, Inc. (b)	91,500	$659,715

		6,801,880

Entertainment—1.4%
Live Nation Entertainment, Inc. (a)	150,931	9,999,179
Take-Two Interactive Software, Inc. (a)	84,916	9,640,513

		19,639,692

Equity Real Estate Investment Trusts—3.3%
Americold Realty Trust	191,259	6,200,617
CoreSite Realty Corp.	61,170	7,044,949
CubeSmart	124,371	4,158,966
CyrusOne, Inc.	98,855	5,705,910
Equity Lifestyle Properties, Inc.	55,544	6,739,709
First Industrial Realty Trust, Inc.	159,804	5,871,199
PS Business Parks, Inc.	23,211	3,911,750
Terreno Realty Corp.	129,517	6,351,514

		45,984,614

Food & Staples Retailing—1.6%
Casey’s General Stores, Inc.	65,093	10,153,857
Performance Food Group Co. (a)	206,284	8,257,549
Sprouts Farmers Market, Inc. (a)	206,000	3,891,340

		22,302,746

Food Products—1.3%
J&J Snack Foods Corp.	40,332	6,491,436
John B Sanfilippo & Son, Inc.	31,995	2,549,682
Post Holdings, Inc. (a)	64,825	6,739,855
TreeHouse Foods, Inc. (a) (b)	55,344	2,994,110

		18,775,083

Health Care Equipment & Supplies—5.0%
Avanos Medical, Inc. (a) (b)	53,988	2,354,417
Cantel Medical Corp. (b)	75,814	6,113,641
Cooper Cos., Inc. (The)	10,801	3,638,749
Globus Medical, Inc. - Class A (a)	97,300	4,115,790
Haemonetics Corp. (a)	71,769	8,636,681
ICU Medical, Inc. (a)	41,562	10,469,883
Inogen, Inc. (a)	15,734	1,050,402
Lantheus Holdings, Inc. (a)	46,446	1,314,422
LivaNova plc (a)	57,400	4,130,504
Masimo Corp. (a)	69,684	10,370,373
NuVasive, Inc. (a)	77,885	4,559,388
Penumbra, Inc. (a) (b)	36,658	5,865,280
West Pharmaceutical Services, Inc.	63,393	7,933,634

		70,553,164

Health Care Providers & Services—4.5%
Addus HomeCare Corp. (a)	59,716	4,475,714
Amedisys, Inc. (a)	38,100	4,625,721
BioTelemetry, Inc. (a)	73,877	3,557,178
Chemed Corp.	26,700	9,634,428
Corvel Corp. (a)	33,449	2,910,397

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Encompass Health Corp.	78,709	$4,987,002
Ensign Group, Inc. (The)	143,100	8,145,252
Molina Healthcare, Inc. (a)	88,007	12,597,322
U.S. Physical Therapy, Inc. (b)	45,883	5,623,879
WellCare Health Plans, Inc. (a)	22,282	6,351,930

		62,908,823

Health Care Technology—0.7%
Omnicell, Inc. (a)	85,722	7,374,664
Tabula Rasa HealthCare, Inc. (a) (b)	52,300	2,611,339

		9,986,003

Hotels, Restaurants & Leisure—5.5%
Boyd Gaming Corp.	213,300	5,746,302
Cheesecake Factory, Inc. (The) (b)	54,949	2,402,370
Choice Hotels International, Inc. (b)	53,968	4,695,756
Churchill Downs, Inc.	96,836	11,142,919
Denny’s Corp. (a)	300,519	6,169,655
Domino’s Pizza, Inc.	22,817	6,349,515
Hilton Grand Vacations, Inc. (a) (b)	140,683	4,476,533
Marriott Vacations Worldwide Corp.	10,212	984,437
Papa John’s International, Inc.	86,600	3,872,752
Penn National Gaming, Inc. (a) (b)	239,565	4,614,022
Ruth’s Hospitality Group, Inc.	163,300	3,708,543
Six Flags Entertainment Corp.	59,859	2,973,795
Texas Roadhouse, Inc.	122,500	6,574,575
Vail Resorts, Inc.	44,325	9,892,453
Wendy’s Co. (The) (b)	175,200	3,430,416

		77,034,043

Household Durables—0.6%
Helen of Troy, Ltd. (a)	61,476	8,028,151

Independent Power and Renewable Electricity Producers—0.4%
Ormat Technologies, Inc. (b)	83,490	5,292,431

Insurance—1.0%
Heritage Insurance Holdings, Inc.	47,317	729,155
Primerica, Inc.	86,791	10,410,580
Universal Insurance Holdings, Inc.	99,000	2,762,100

		13,901,835

Internet & Direct Marketing Retail—0.4%
Liberty Expedia Holdings, Inc. - Class A (a)	67,375	3,219,851
Shutterfly, Inc. (a)	34,361	1,736,949

		4,956,800

IT Services—5.3%
Booz Allen Hamilton Holding Corp.	198,645	13,152,285
Broadridge Financial Solutions, Inc.	46,963	5,996,236
Cardtronics plc - Class A (a)	107,572	2,938,867
CoreLogic, Inc. (a)	124,630	5,213,273
Euronet Worldwide, Inc. (a)	97,298	16,369,416
Gartner, Inc. (a)	25,761	4,145,975
GTT Communications, Inc. (a) (b)	61,925	1,089,880

Security Description	Shares	Value

IT Services—(Continued)
Jack Henry & Associates, Inc.	20,262	$2,713,487
MAXIMUS, Inc. (b)	124,134	9,004,680
Science Applications International Corp.	60,619	5,247,181
WEX, Inc. (a) (b)	43,374	9,026,129

		74,897,409

Leisure Products—0.3%
Brunswick Corp.	85,646	3,930,295

Life Sciences Tools & Services—2.5%
Bio-Rad Laboratories, Inc. - Class A (a)	18,995	5,937,647
Bruker Corp. (b)	52,400	2,617,380
Cambrex Corp. (a)	80,963	3,789,878
Charles River Laboratories International, Inc. (a)	68,384	9,703,689
Medpace Holdings, Inc. (a)	68,000	4,448,560
PRA Health Sciences, Inc. (a)	91,485	9,070,738

		35,567,892

Machinery—4.1%
Chart Industries, Inc. (a)	6,762	519,863
Douglas Dynamics, Inc.	91,790	3,652,324
EnPro Industries, Inc.	12,200	778,848
Gardner Denver Holdings, Inc. (a)	119,800	4,145,080
Graco, Inc.	135,769	6,812,889
IDEX Corp.	20,273	3,489,794
John Bean Technologies Corp.	57,061	6,911,799
Lincoln Electric Holdings, Inc.	32,772	2,697,791
Lydall, Inc. (a)	82,708	1,670,702
Middleby Corp. (The) (a)	19,998	2,713,729
Milacron Holdings Corp. (a)	120,859	1,667,854
Nordson Corp. (b)	34,294	4,846,085
Standex International Corp.	14,102	1,031,420
Toro Co. (The) (b)	128,746	8,613,107
Woodward, Inc. (b)	70,957	8,029,494

		57,580,779

Media—1.8%
Cable One, Inc.	12,000	14,051,880
Gray Television, Inc. (a)	171,054	2,803,575
MSG Networks, Inc. - Class A (a) (b)	174,682	3,622,905
Nexstar Media Group, Inc. - Class A	41,400	4,181,400

		24,659,760

Metals & Mining—0.1%
Worthington Industries, Inc.	50,716	2,041,826

Oil, Gas & Consumable Fuels—1.6%
Centennial Resource Development, Inc. - Class A (a) (b)	278,227	2,111,743
Matador Resources Co. (a) (b)	250,334	4,976,640
PBF Energy, Inc. - Class A	162,800	5,095,640
PDC Energy, Inc. (a)	104,756	3,777,501
WPX Energy, Inc. (a)	573,710	6,603,402

		22,564,926

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—0.1%
Nu Skin Enterprises, Inc. - Class A	23,002	$1,134,459

Pharmaceuticals—2.4%
Aerie Pharmaceuticals, Inc. (a) (b)	44,612	1,318,285
Assertio Therapeutics, Inc. (a)	150,974	520,860
Catalent, Inc. (a) (b)	176,170	9,550,176
Horizon Therapeutics plc (a)	119,600	2,877,576
Innoviva, Inc. (a)	95,630	1,392,373
Jazz Pharmaceuticals plc (a)	11,791	1,680,925
MyoKardia, Inc. (a) (b)	41,691	2,090,387
Nektar Therapeutics (a) (b)	48,916	1,740,431
Pacira Pharmaceuticals, Inc. (a)	36,907	1,605,085
Phibro Animal Health Corp. - Class A	77,841	2,473,008
Prestige Consumer Healthcare, Inc. (a) (b)	117,078	3,709,031
Supernus Pharmaceuticals, Inc. (a)	96,366	3,188,751
TherapeuticsMD, Inc. (a) (b)	211,810	550,706
Theravance Biopharma, Inc. (a) (b)	61,814	1,009,423
WAVE Life Sciences, Ltd. (a) (b)	21,287	555,378

		34,262,395

Professional Services—2.3%
ASGN, Inc. (a)	109,600	6,641,760
Exponent, Inc.	131,329	7,688,000
Insperity, Inc.	79,730	9,738,222
TransUnion (b)	105,654	7,766,625

		31,834,607

Real Estate Management & Development—0.0%
Kennedy-Wilson Holdings, Inc. (b)	28,653	589,392

Road & Rail—0.9%
Landstar System, Inc.	56,969	6,152,082
Old Dominion Freight Line, Inc.	46,625	6,959,248

		13,111,330

Semiconductors & Semiconductor Equipment—4.1%
Advanced Energy Industries, Inc. (a)	66,144	3,721,923
Cabot Microelectronics Corp.	35,083	3,861,937
Cirrus Logic, Inc. (a)	88,274	3,857,574
Entegris, Inc.	178,200	6,650,424
Ichor Holdings, Ltd. (a)	57,300	1,354,572
MaxLinear, Inc. (a) (b)	240,589	5,639,406
Mellanox Technologies, Ltd. (a)	90,046	9,965,391
MKS Instruments, Inc.	88,700	6,908,843
Monolithic Power Systems, Inc.	37,600	5,105,328
Nanometrics, Inc. (a)	96,663	3,355,173
Versum Materials, Inc.	145,113	7,484,928

		57,905,499

Software—8.5%
ACI Worldwide, Inc. (a)	186,469	6,403,345
Aspen Technology, Inc. (a)	60,538	7,523,663
Blackbaud, Inc. (b)	94,224	7,867,704
Ceridian HCM Holding, Inc. (a)	39,700	1,992,940
CommVault Systems, Inc. (a)	81,271	4,032,667

Security Description	Shares	Value

Software—(Continued)
CyberArk Software, Ltd. (a)	36,000	$4,602,240
Descartes Systems Group, Inc. (The) (a)	73,158	2,703,188
Envestnet, Inc. (a) (b)	113,036	7,728,271
Fair Isaac Corp. (a) (b)	45,585	14,314,602
Fortinet, Inc. (a)	54,133	4,159,038
j2 Global, Inc. (b)	46,266	4,112,585
LogMeIn, Inc.	33,682	2,481,690
Manhattan Associates, Inc. (a)	77,323	5,360,804
Pegasystems, Inc.	96,260	6,854,675
Proofpoint, Inc. (a)	60,701	7,299,295
PTC, Inc. (a)	29,781	2,673,143
Qualys, Inc. (a) (b)	75,730	6,594,568
RealPage, Inc. (a)	120,027	7,063,589
SS&C Technologies Holdings, Inc.	144,889	8,347,055
Tyler Technologies, Inc. (a)	34,496	7,451,826

		119,566,888

Specialty Retail—1.5%
Aaron’s, Inc.	37,961	2,331,185
Burlington Stores, Inc. (a) (b)	74,413	12,661,372
Children’s Place, Inc. (The) (b)	19,792	1,887,761
Murphy USA, Inc. (a) (b)	58,320	4,900,629

		21,780,947

Technology Hardware, Storage & Peripherals—0.2%
NCR Corp. (a)	103,150	3,207,965

Textiles, Apparel & Luxury Goods—0.8%
Carter’s, Inc. (b)	56,472	5,508,279
Steven Madden, Ltd. (b)	174,353	5,919,284

		11,427,563

Thrifts & Mortgage Finance—0.4%
MGIC Investment Corp. (a)	165,371	2,172,975
Radian Group, Inc.	124,182	2,837,559

		5,010,534

Trading Companies & Distributors—0.7%
Beacon Roofing Supply, Inc. (a) (b)	51,450	1,889,244
Univar, Inc. (a)	110,408	2,433,392
Watsco, Inc.	29,680	4,853,571

		9,176,207

Total Common Stocks (Cost $997,032,888)		1,404,337,568

Short-Term Investment—0.2%

Mutual Fund—0.2%
T. Rowe Price Government Reserve Fund (c)	3,097,471	3,097,471

Total Short-Term Investments (Cost $3,097,471)		3,097,471

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (d)—21.6%

Security Description	Principal Amount*	Value

Bank Note—0.1%
Bank of America N.A. 2.624%, 1M LIBOR + 0.230%, 07/15/19 (e)	2,000,000	$2,009,009

Certificates of Deposit—13.6%
ABN AMRO Bank NV Zero Coupon, 07/05/19	3,964,930	3,998,120
Banco Del Estado De Chile New York
2.564%, 1M LIBOR + 0.160%, 11/22/19 (e)	5,000,000	5,000,425
2.592%, 1M LIBOR + 0.180%, 10/09/19 (e)	3,000,000	3,000,423
Banco Santander S.A. 2.600%, 07/05/19	4,000,000	4,000,208
Bank of Montreal (Chicago)
2.590%, SOFR + 0.170%, 02/07/20 (e)	2,000,000	2,000,112
2.751%, 1M LIBOR + 0.330%, 08/06/19 (e)	4,000,000	4,001,148
Bank of Nova Scotia 2.564%, 1M LIBOR + 0.170%, 05/15/20 (e)	5,000,000	4,999,540
Barclays Bank plc
2.950%, 08/02/19	2,000,000	2,001,052
3.000%, 09/19/19	4,081,084	4,005,364
BNP Paribas S.A. New York
2.534%, 1M LIBOR + 0.140%, 09/16/19 (e)	2,000,000	2,000,084
2.615%, 3M LIBOR + 0.050%, 11/06/19 (e)	2,000,000	2,000,736
Canadian Imperial Bank of Commerce
2.644%, 1M LIBOR + 0.250%, 10/15/19 (e)	7,000,000	7,002,303
2.660%, 1M LIBOR + 0.270%, 07/19/19 (e)	4,000,000	4,000,352
Chiba Bank, Ltd.
2.400%, 09/19/19	3,000,000	3,000,060
2.450%, 08/12/19	2,000,000	2,000,316
China Construction Bank Corp. 2.600%, 09/05/19	2,000,000	2,000,444
Commonwealth Bank of Australia 2.621%, 1M LIBOR + 0.210%, 09/13/19 (e)	4,000,000	4,001,280
Cooperative Rabobank UA 2.739%, 3M LIBOR + 0.150%, 01/08/20 (e)	4,500,000	4,501,764
Credit Agricole S.A. 2.593%, 1M LIBOR + 0.210%, 12/20/19 (e)	10,000,000	10,005,060
Credit Industriel et Commercial
2.590%, 1M LIBOR + 0.160%, 03/05/20 (e)	2,000,000	2,000,148
2.600%, 1M LIBOR + 0.160%, 01/03/20 (e)	2,000,000	2,000,322
2.687%, 3M LIBOR + 0.090%, 10/15/19 (e)	5,000,000	5,001,385
Credit Suisse AG
2.561%, 1M LIBOR + 0.130%, 11/04/19 (e)	4,000,000	3,999,736
2.580%, 1M LIBOR + 0.140%, 10/02/19 (e)	5,000,000	5,000,020
DZ Bank AG New York Zero Coupon, 07/05/19	3,973,749	3,998,120
HSBC Bank USA, N.A. 2.565%, 3M LIBOR + 0.000%, 08/05/19 (e)	3,000,000	2,999,760
Industrial & Commercial Bank of China, Ltd.
2.620%, 09/03/19	1,000,000	1,000,158
2.630%, 08/28/19	5,000,000	5,001,640
2.670%, 07/25/19	1,000,000	1,000,194
KBC Bank NV
Zero Coupon, 07/10/19	3,978,533	3,997,880
Zero Coupon, 10/25/19	2,961,000	2,977,904
2.610%, 07/02/19	5,000,000	5,000,000

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/17/19	1,986,941	$1,997,500
Zero Coupon, 08/09/19	993,475	997,270
Zero Coupon, 09/24/19	4,970,215	4,971,550
Mizuho Bank, Ltd. 2.524%, 1M LIBOR + 0.120%, 11/27/19 (e)	5,000,000	5,001,285
MUFG Bank Ltd. 2.574%, 1M LIBOR + 0.170%, 02/24/20 (e)	2,000,000	2,000,006
National Australia Bank, Ltd. 2.602%, 1M LIBOR + 0.190%, 04/08/20 (e)	4,000,000	4,000,920
Norinchukin Bank, New York Zero Coupon, 07/10/19	2,980,047	2,997,630
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (e)	5,000,000	5,001,445
Societe Generale
2.663%, 1M LIBOR + 0.280%, 06/19/20 (e)	2,000,000	1,999,980
2.723%, 3M LIBOR + 0.200%, 08/21/19 (e)	5,001,966	5,002,985
2.730%, FEDEFF PRV + 0.350%, 06/19/20 (e)	2,000,000	1,999,994
Standard Chartered Bank
2.524%, 1M LIBOR + 0.130%, 11/15/19 (e)	4,000,000	4,000,144
2.660%, 08/23/19	6,000,000	6,002,778
Sumitomo Mitsui Banking Corp.
2.542%, 1M LIBOR + 0.130%, 12/09/19 (e)	2,000,000	2,000,098
2.553%, 1M LIBOR + 0.140%, 11/12/19 (e)	3,000,000	3,000,357
2.589%, 1M LIBOR + 0.170%, 08/07/19 (e)	3,000,021	3,000,315
Sumitomo Mitsui Trust Bank, Ltd.
2.600%, 07/05/19	7,000,000	7,000,287
2.689%, 3M LIBOR + 0.100%, 07/08/19 (e)	3,000,000	3,000,216
Svenska Handelsbanken AB 2.792%, 1M LIBOR + 0.380%, 12/10/19 (e)	2,000,000	2,002,466
Wells Fargo Bank N.A. 2.796%, 3M LIBOR + 0.210%, 10/25/19 (e)	1,500,000	1,501,190
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (e)	6,000,000	5,999,966

		190,974,440

Commercial Paper—3.4%
Agricultural Bank of China
2.570%, 09/11/19	3,974,014	3,978,472
2.610%, 08/13/19	1,986,660	1,993,350
Bank of China, Ltd. 2.670%, 07/16/19	5,959,950	5,992,218
China Construction Bank Corp. 2.650%, 07/26/19	993,522	997,983
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (e)	2,000,000	2,000,398
Industrial & Commercial Bank of China, Ltd. 2.610%, 08/20/19	993,330	996,306
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (e)	5,000,000	5,001,265
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (e)	1,000,000	999,995
Societe Generale 2.812%, 3M LIBOR + 0.410%, 12/18/19 (e)	4,007,096	4,007,592

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Thunder Bay Funding LLC 2.540%, 1M LIBOR + 0.100%, 12/05/19 (e)	3,000,000	$3,000,156
Toronto-Dominion Bank 2.780%, 1M LIBOR + 0.350%, 11/05/19 (e)	7,000,000	7,006,825
Toyota Motor Credit Corp. 2.620%, 08/29/19	6,909,828	6,971,615
Westpac Banking Corp.
2.552%, 1M LIBOR + 0.150%, 05/29/20 (e)	3,999,315	4,000,012
2.630%, 3M LIBOR + 0.070%, 08/07/19 (e)	1,000,000	1,000,377

		47,946,564

Repurchase Agreements—4.0%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $10,562,746; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $10,771,936.	10,560,722	10,560,722
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $4,633,751; collateralized by various Common Stock with an aggregate market value of $5,060,000.	4,600,000	4,600,000
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $7,558,163; collateralized by various Common Stock with an aggregate market value of $8,252,043.	7,500,000	7,500,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $2,005,269; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $1,002,683; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $2,800,607; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $2,856,001.	2,800,000	2,800,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $300,069; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $306,002.	300,000	300,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $1,700,358; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $1,740,860.	1,700,000	$1,700,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $1,500,747; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $1,641,468.	1,500,000	1,500,000
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $5,501,132; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $5,926,625.	5,500,000	5,500,000
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $5,001,029; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $5,387,840.	5,000,000	5,000,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $1,000,486; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,077,568.	1,000,000	1,000,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $12,165,911; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $13,103,228.	12,160,000	12,160,000

		55,620,722

Time Deposit—0.5%
Royal Bank of Canada 2.500%, 07/01/19	7,000,000	7,000,000

Total Securities Lending Reinvestments (Cost $303,497,191)		303,550,735

Total Investments—121.6% (Cost $1,303,627,550)		1,710,985,774
Other assets and liabilities (net)—(21.6)%		(304,192,555)

Net Assets—100.0%		$1,406,793,219

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

(b)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $306,245,650 and the collateral received consisted of cash in the amount of $303,336,398 and non-cash collateral with a value of $5,116,293. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,404,337,568	$—	$—	$1,404,337,568
Total Short-Term Investment*	3,097,471	—	—	3,097,471
Total Securities Lending Reinvestments*	—	303,550,735	—	303,550,735
Total Investments	$1,407,435,039	$303,550,735	$—	$1,710,985,774

Collateral for Securities Loaned (Liability)	$—	$(303,336,398)	$—	$(303,336,398)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$1,707,888,303
Affiliated investments at value (c)	3,097,471
Cash	750,000
Cash denominated in foreign currencies (d)	2,533
Receivable for:
Investments sold	2,871,939
Fund shares sold	92,901
Dividends	496,734
Dividends on affiliated investments	4,702

Total Assets	1,715,204,583
Liabilities
Collateral for securities loaned	303,336,398
Payables for:
Investments purchased	755,864
Fund shares redeemed	3,384,428
Accrued Expenses:
Management fees	500,740
Distribution and service fees	84,107
Deferred trustees’ fees	127,036
Other expenses	222,791

Total Liabilities	308,411,364

Net Assets	$1,406,793,219

Net Assets Consist of:
Paid in surplus	$947,683,860
Distributable earnings (Accumulated losses)	459,109,359

Net Assets	$1,406,793,219

Net Assets
Class A	$978,360,956
Class B	407,282,764
Class E	16,885,498
Class G	4,264,001
Capital Shares Outstanding*
Class A	43,106,050
Class B	19,579,821
Class E	787,660
Class G	214,169
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.70
Class B	20.80
Class E	21.44
Class G	19.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,300,530,079.
(b)	Includes securities loaned at value of $306,245,650.
(c)	Identified cost of affiliated investments was $3,097,471.
(d)	Identified cost of cash denominated in foreign currencies was $2,488.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$4,078,848
Dividends from affiliated investments	47,904
Securities lending income	656,597

Total investment income	4,783,349
Expenses
Management fees	3,148,470
Administration fees	29,565
Custodian and accounting fees	51,018
Distribution and service fees—Class B	489,152
Distribution and service fees—Class E	11,928
Distribution and service fees—Class G	5,978
Audit and tax services	22,147
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	65,591
Insurance	4,731
Miscellaneous	9,597

Total expenses	3,891,963
Less management fee waiver	(147,928)

Net expenses	3,744,035

Net Investment Income	1,039,314

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	52,302,969
Foreign currency transactions	(27)

Net realized gain	52,302,942

Net change in unrealized appreciation on:
Investments	227,693,399
Foreign currency transactions	122

Net change in unrealized appreciation	227,693,521

Net realized and unrealized gain	279,996,463

Net Increase in Net Assets From Operations	$281,035,777

(a)	Net of foreign withholding taxes of $1,047.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,039,314	$1,020,713
Net realized gain	52,302,942	190,773,913
Net change in unrealized appreciation (depreciation)	227,693,521	(264,044,762)

Increase (decrease) in net assets from operations	281,035,777	(72,250,136)

From Distributions to Shareholders
Class A	(130,069,102)	(83,516,803)
Class B	(58,016,977)	(36,922,286)
Class E	(2,340,062)	(1,510,258)
Class G	(627,718)	(364,458)

Total distributions	(191,053,859)	(122,313,805)

Increase (decrease) in net assets from capital share transactions	112,718,616	(60,639,608)

Total increase (decrease) in net assets	202,700,534	(255,203,549)

Net Assets
Beginning of period	1,204,092,685	1,459,296,234

End of period	$1,406,793,219	$1,204,092,685

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	239,531	$5,788,647	1,520,096	$38,258,742
Reinvestments	5,912,232	130,069,102	3,352,742	83,516,803
Redemptions	(2,345,990)	(57,186,816)	(6,558,135)	(167,183,822)

Net increase (decrease)	3,805,773	$78,670,933	(1,685,297)	$(45,408,277)

Class B
Sales	403,597	$8,908,900	1,005,380	$22,853,336
Reinvestments	2,877,826	58,016,977	1,594,227	36,922,286
Redemptions	(1,573,101)	(35,336,963)	(3,168,692)	(74,061,481)

Net increase (decrease)	1,708,322	$31,588,914	(569,085)	$(14,285,859)

Class E
Sales	39,255	$906,298	71,866	$1,741,672
Reinvestments	112,611	2,340,062	63,617	1,510,258
Redemptions	(58,298)	(1,344,234)	(197,031)	(4,658,868)

Net increase (decrease)	93,568	$1,902,126	(61,548)	$(1,406,938)

Class G
Sales	3,494	$76,003	36,386	$837,282
Reinvestments	32,524	627,718	16,321	364,458
Redemptions	(6,782)	(147,078)	(33,293)	(740,274)

Net increase	29,236	$556,643	19,414	$461,466

Increase (decrease) derived from capital shares transactions		$112,718,616		$(60,639,608)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.23		$24.69	$21.41	$22.01	$23.40	$23.77

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.04	0.05	0.07 (b)	0.07	0.06
Net realized and unrealized gain (loss)	4.90		(1.34)	4.70	2.20	0.71	1.35

Total income (loss) from investment operations	4.93		(1.30)	4.75	2.27	0.78	1.41

Less Distributions
Distributions from net investment income	(0.01)		(0.03)	(0.08)	(0.06)	(0.03)	(0.00	)(c)
Distributions from net realized capital gains	(3.45)		(2.13)	(1.39)	(2.81)	(2.14)	(1.78)

Total distributions	(3.46)		(2.16)	(1.47)	(2.87)	(2.17)	(1.78)

Net Asset Value, End of Period	$22.70		$21.23	$24.69	$21.41	$22.01	$23.40

Total Return (%) (d)	23.73	(e)	(6.55)	22.88	11.74	2.71	6.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(f)	0.50	0.50	0.50	0.50	0.51
Net ratio of expenses to average net assets (%) (g)	0.48	(f)	0.48	0.48	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	0.23	(f)	0.15	0.20	0.36 (b)	0.28	0.25
Portfolio turnover rate (%)	7	(e)	21	22	22	27	25
Net assets, end of period (in millions)	$978.4		$834.3	$1,011.9	$880.8	$863.6	$938.5

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.71		$23.09	$20.11	$20.84	$22.28	$22.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(h)	(0.02)	(0.01)	0.02 (b)	0.01	(0.00	)(h)
Net realized and unrealized gain (loss)	4.54		(1.23)	4.40	2.07	0.69	1.29

Total income (loss) from investment operations	4.54		(1.25)	4.39	2.09	0.70	1.29

Less Distributions
Distributions from net investment income	0.00		0.00	(0.02)	(0.01)	0.00	0.00
Distributions from net realized capital gains	(3.45)		(2.13)	(1.39)	(2.81)	(2.14)	(1.78)

Total distributions	(3.45)		(2.13)	(1.41)	(2.82)	(2.14)	(1.78)

Net Asset Value, End of Period	$20.80		$19.71	$23.09	$20.11	$20.84	$22.28

Total Return (%) (d)	23.57	(e)	(6.78)	22.53	11.48	2.46	6.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(f)	0.75	0.75	0.75	0.75	0.76
Net ratio of expenses to average net assets (%) (g)	0.73	(f)	0.73	0.73	0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.02	)(f)	(0.10)	(0.05)	0.11 (b)	0.03	(0.01)
Portfolio turnover rate (%)	7	(e)	21	22	22	27	25
Net assets, end of period (in millions)	$407.3		$352.3	$425.8	$384.7	$373.4	$369.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018		2017		2016	2015	2014
Net Asset Value, Beginning of Period	$20.22		$23.61		$20.54		$21.23	$22.63	$23.09

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.00	)(h)	0.01		0.04 (b)	0.03	0.02
Net realized and unrealized gain (loss)	4.66		(1.26)		4.49		2.11	0.71	1.30

Total income (loss) from investment operations	4.67		(1.26)		4.50		2.15	0.74	1.32

Less Distributions
Distributions from net investment income	0.00		0.00		(0.04)		(0.03)	0.00	0.00
Distributions from net realized capital gains	(3.45)		(2.13)		(1.39)		(2.81)	(2.14)	(1.78)

Total distributions	(3.45)		(2.13)		(1.43)		(2.84)	(2.14)	(1.78)

Net Asset Value, End of Period	$21.44		$20.22		$23.61		$20.54	$21.23	$22.63

Total Return (%) (d)	23.62	(e)	(6.67)		22.70		11.55	2.61	6.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(f)	0.65		0.65		0.65	0.65	0.66
Net ratio of expenses to average net assets (%) (g)	0.63	(f)	0.63		0.63		0.63	0.63	0.63
Ratio of net investment income (loss) to average net assets (%)	0.08	(f)	(0.00	)(i)	0.05		0.21 (b)	0.12	0.09
Portfolio turnover rate (%)	7	(e)	21		22		22	27	25
Net assets, end of period (in millions)	$16.9		$14.0		$17.8		$15.8	$16.9	$17.1

	Class G
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018		2017		2016	2015	2014(j)
Net Asset Value, Beginning of Period	$18.99		$22.33		$19.49		$20.34	$21.78	$21.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.03)		(0.02)		0.02 (b)	(0.01)	0.01
Net realized and unrealized gain (loss)	4.38		(1.18)		4.25		1.94	0.71	0.28

Total income (loss) from investment operations	4.37		(1.21)		4.23		1.96	0.70	0.29

Less Distributions
Distributions from net investment income	0.00		0.00		(0.00	)(c)	0.00	0.00	0.00
Distributions from net realized capital gains	(3.45)		(2.13)		(1.39)		(2.81)	(2.14)	0.00

Total distributions	(3.45)		(2.13)		(1.39)		(2.81)	(2.14)	0.00

Net Asset Value, End of Period	$19.91		$18.99		$22.33		$19.49	$20.34	$21.78

Total Return (%) (d)	23.56	(e)	(6.84)		22.46		11.14	2.51	1.35	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(f)	0.80		0.80		0.80	0.80	0.83	(f)
Net ratio of expenses to average net assets (%) (g)	0.78	(f)	0.78		0.78		0.78	0.78	0.81	(f)
Ratio of net investment income (loss) to average net assets (%)	(0.07	)(f)	(0.15)		(0.10)		0.08 (b)	(0.06)	0.40	(f)
Portfolio turnover rate (%)	7	(e)	21		22		22	27	25
Net assets, end of period (in millions)	$4.3		$3.5		$3.7		$2.9	$1.2	$0.0	(k)

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Net investment income (loss) was less than $0.01.
(i)	Ratio of net investment loss to average net assets was less than 0.01%.
(j)	Commencement of operations was November 12, 2014.
(k)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $55,620,722. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$98,739,039	$0	$170,648,783

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$3,148,470	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750 million (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the six months ended June 30, 2019 are shown as management fee waivers in the Statement of Operations.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B, Class E and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class E and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.15% of average daily net assets in the case of Class E shares and 0.30% of average daily net assets in the case of Class G shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Ending Value as of June 30, 2019	Income earned from affiliates during the period	Number of shares held at June 30, 2019
T. Rowe Price Government Reserve Fund	$9,355,566	$73,539,565	$(79,797,660)	$3,097,471	$47,904	3,097,471

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$1,304,804,348

Gross unrealized appreciation	479,204,663
Gross unrealized depreciation	(73,023,237)

Net unrealized appreciation (depreciation)	$406,181,426

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$8,411,704	$3,415,699	$113,902,101	$83,848,328	$122,313,805	$87,264,027

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$4,856,293	$185,895,114	$178,487,950	$—	$369,239,357

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTII-21

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by VanEck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned 12.98% and 12.88%, respectively. The Portfolio’s benchmark, the Standard & Poor’s North American Natural Resources Index1, returned 14.58%.

MARKET ENVIRONMENT / CONDITIONS

In the first half of the year, uncertainties around global trade and tariffs had the most significant impact on natural resource equity markets—which, in general, started out strong, rebounding from their deep declines of the fourth quarter of 2018, yet became increasingly choppy and skittish moving into the end of the period. A clear, finite resolution to the problems surrounding tariffs and trade remained elusive. As concerns around slowing growth and undershot inflation targets increased, central banks around the world re-engaged, reversed their policies, and started easing.

Crude oil and energy stocks had a strong start to the year as a confluence of the Organization of the Petroleum Exporting Countries (“OPEC”) quota cuts and compounding political concerns in both Venezuela and Iran helped fuel higher prices. However, despite crude oil price support, U.S. oil production continued to move higher during the second quarter and energy stocks traded down.

Base and industrial metals prices were directionless and mixed in the first half, reflective of the unpredictable nature of global trade during the period. This was amply illustrated by the disparity in performance of several of the underlying metals by the end of June with, for example, nickel up approximately 19% and aluminum down over 4%.

Gold, of all the metals, experienced the most fundamental support, predominately from geopolitical risks and central bank buying. In June, a shift in central banks’ policies towards greater accommodation led to a technical breakout in gold as it moved above $1,400 per ounce.

Grains had a satisfactory first half to the year. Corn was up approximately 12%, driven by a roughly 18% move in the second quarter of the year as considerable rain in the U.S. Midwest injected uncertainty into the market about the outlook for yields and output for this year’s crop.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The main factors contributing to relative underperformance during the period, excluding cash, included underweight positioning and security selection in oil & gas storage & transportation and overweight positioning and security selection in oil & gas exploration & production. The Portfolio’s three largest detractors included: oil & gas exploration & production company CNX Resources Corporation which was the victim of the double-digit drop in the price of natural gas during the period; oil & gas exploration & production company Encana Corporation, which continued to suffer an overhang from its acquisition of Newfield Exploration (completed in mid-February); and, oil & gas storage & transportation company Golar LNG Limited due to operational issues associated with the long lead time of its contracts.

Factors that contributed positively on a relative basis included underweight positioning and security selection in oil & gas equipment & services and integrated oil & gas. The Portfolio’s three largest contributors included: oil & gas equipment & services company ProPetro Holding Corporation which benefited from both the addition of contracted capacity and continued exemplary customer service; oil & gas exploration & production company Anadarko Petroleum Corporation (sold during the period) which benefited from becoming an acquisition target during the period under review; and diversified metals & mining company Rio Tinto Limited which benefited from a notable rise in the price of iron ore in the first half of the year.

There were several positioning changes during the period. The Portfolio established new positions in integrated oil & gas companies Chevron Corporation and Royal Dutch Shell plc while,

BHFTII-1

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Managed by VanEck Associates Corporation

Portfolio Manager Commentary*—(Continued)

simultaneously, on both an absolute and relative basis, decreasing its weightings to oil & gas storage & transportation and oil & gas drilling. Notable exits in the Portfolio during the first half of the year also included oil & gas exploration & production company Anadarko Petroleum Corporation and steel company Vale S.A.

As of June 30, 2019, the Portfolio was substantially underweight integrated oil & gas and oil & gas storage & transportation, and substantially overweight diversified metals & mining and sub-industries that comprise the Portfolio’s alternative energy allocation (including, but not limited to, renewable electricity, semiconductor equipment, and electrical components & equipment).

Shawn Reynolds

Charles Cameron

Portfolio Managers

VanEck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Van Eck Global Natural Resources Portfolio
Class A	12.98	-18.83	-11.04	-0.22
Class B	12.88	-18.93	-11.25	-0.46
S&P North American Natural Resources Sector Index	14.58	-14.11	-6.80	3.42

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Holdings

% of Net Assets
Barrick Gold Corp.	4.8
Diamondback Energy, Inc.	4.6
Pioneer Natural Resources Co.	4.0
Concho Resources, Inc.	3.8
Rio Tinto plc(ADR)	3.8
CF Industries Holdings, Inc.	3.7
Nutrien, Ltd.	3.7
Parsley Energy, Inc. - Class A	3.7
Newmont Goldcorp Corp	3.6
First Quantum Minerals, Ltd.	3.6

Top Sectors

% of Net Assets
Energy	41.2
Materials	39.3
Industrials	4.9
Consumer Staples	3.1
Information Technology	2.2
Real Estate	1.8
Utilities	0.9

BHFTII-3

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.77%	$1,000.00	$1,129.80	$4.07
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class B (a)	Actual	1.02%	$1,000.00	$1,128.80	$5.38
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Common Stocks—93.4% of Net Assets

Security Description	Shares	Value

Chemicals—8.4%
CF Industries Holdings, Inc.	908,200	$42,422,022
Corteva, Inc. (a)	70,133	2,073,833
Dow, Inc. (a)	70,133	3,458,258
DuPont de Nemours, Inc.	70,133	5,264,884
Nutrien, Ltd. (b)	791,323	42,304,128

		95,523,125

Electrical Equipment—1.9%
Sunrun, Inc. (a) (b)	1,131,300	21,223,188

Energy Equipment & Services—4.5%
Halliburton Co. (b)	191,100	4,345,614
Nabors Industries, Ltd. (b)	879,400	2,550,260
Patterson-UTI Energy, Inc.	392,700	4,519,977
ProPetro Holding Corp. (a) (b)	1,242,000	25,709,400
Schlumberger, Ltd.	129,000	5,126,460
Solaris Oilfield Infrastructure, Inc. - Class A (b)	159,600	2,390,808
Transocean, Ltd. (a) (b)	1,078,800	6,915,108

		51,557,627

Equity Real Estate Investment Trusts—1.9%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	745,243	21,000,948

Food Products—3.1%
Bunge, Ltd.	187,900	10,467,909
Tyson Foods, Inc. - Class A	301,400	24,335,036

		34,802,945

Independent Power and Renewable Electricity Producers—0.9%
Ormat Technologies, Inc. (b)	156,800	9,939,552

Machinery—1.2%
Chart Industries, Inc. (a) (b)	181,220	13,932,193

Marine—1.8%
Kirby Corp. (a) (b)	259,831	20,526,649

Metals & Mining—29.8%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares) (b)	735,033	37,663,091
Anglo American plc	1,099,100	31,438,755
Barrick Gold Corp.	3,434,420	54,160,803
First Quantum Minerals, Ltd. (b)	4,247,800	40,351,748
Glencore plc (a)	7,995,674	27,822,764
Kinross Gold Corp. (a)	3,547,600	13,764,688
Newmont Goldcorp Corp	1,071,617	41,225,106
Rio Tinto plc (ADR) (b)	683,200	42,590,688
Steel Dynamics, Inc.	384,400	11,608,880
Teck Resources, Ltd. - Class B	1,630,460	37,598,408

		338,224,931

Oil, Gas & Consumable Fuels—36.6%
Brigham Minerals, Inc. - Class A (a)	120,300	2,581,638
Cabot Oil & Gas Corp.	419,200	9,624,832

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—(Continued)
Chevron Corp.	269,800	$33,573,912
Cimarex Energy Co.	368,500	21,863,105
CNX Resources Corp. (a) (b)	1,308,900	9,568,059
Concho Resources, Inc. (b)	419,629	43,297,320
Diamondback Energy, Inc. (b)	476,306	51,903,065
Encana Corp.	4,587,393	23,533,326
EOG Resources, Inc.	296,600	27,631,256
Golar LNG, Ltd. (b)	1,052,200	19,444,656
Parsley Energy, Inc. - Class A (a) (b)	2,183,500	41,508,335
PBF Energy, Inc. - Class A	490,306	15,346,578
PDC Energy, Inc. (a) (b)	585,100	21,098,706
Pioneer Natural Resources Co. (b)	292,100	44,942,506
Royal Dutch Shell plc Class B (ADR) (b)	245,700	16,152,318
Viper Energy Partners LP	507,400	15,638,068
WPX Energy, Inc. (a)	1,554,500	17,892,295

		415,599,975

Paper & Forest Products—1.1%
Louisiana-Pacific Corp.	474,800	12,449,256

Semiconductors & Semiconductor Equipment—2.2%
SolarEdge Technologies, Inc. (a) (b)	399,600	24,959,016

Total Common Stocks (Cost $1,070,074,819)		1,059,739,405

Short-Term Investment—6.4%

Mutual Fund—6.4%
AIM STIT-STIC Prime Portfolio	72,394,972	72,394,972

Total Short-Term Investments (Cost $72,394,972)		72,394,972

Securities Lending Reinvestments (c)—23.2%

Bank Note—0.2%
Bank of America N.A. 2.624%, 1M LIBOR + 0.230%, 07/15/19 (d)	2,000,000	2,009,009

Certificates of Deposit—12.2%
ABN AMRO Bank NV Zero Coupon, 07/05/19	3,964,930	3,998,120
Banco Del Estado De Chile New York 2.564%, 1M LIBOR + 0.160%, 11/22/19 (d)	4,000,000	4,000,340
Bank of Montreal (Chicago) 2.751%, 1M LIBOR + 0.330%, 08/06/19 (d)	5,000,000	5,001,435
Bank of Nova Scotia
2.564%, 1M LIBOR + 0.170%, 05/15/20 (d)	3,000,000	2,999,724
2.762%, 3M LIBOR + 0.170%, 01/09/20 (d)	5,000,000	5,003,885
Barclays Bank plc
2.950%, 08/02/19	3,000,000	3,001,578
3.000%, 09/19/19	3,060,813	3,004,023

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
BNP Paribas S.A. New York
2.534%, 1M LIBOR + 0.140%, 09/16/19 (d)	3,500,000	$3,500,147
2.615%, 3M LIBOR + 0.050%, 11/06/19 (d)	2,000,000	2,000,736
Canadian Imperial Bank of Commerce
2.644%, 1M LIBOR + 0.250%, 10/15/19 (d)	5,000,000	5,001,645
2.660%, 1M LIBOR + 0.270%, 07/19/19 (d)	3,000,000	3,000,264
China Construction Bank Corp.
2.600%, 09/05/19	3,000,000	3,000,666
2.670%, 07/18/19	2,000,000	2,000,308
Commonwealth Bank of Australia
2.569%, 1M LIBOR + 0.175%, 04/16/20 (d)	1,000,000	1,000,190
2.621%, 1M LIBOR + 0.210%, 09/13/19 (d)	4,000,000	4,001,280
Credit Agricole S.A. 2.593%, 1M LIBOR + 0.210%, 12/20/19 (d)	5,000,000	5,002,530
Credit Suisse AG 2.561%, 1M LIBOR + 0.130%, 11/04/19 (d)	4,000,000	3,999,736
DZ Bank AG New York Zero Coupon, 07/05/19	1,986,874	1,999,060
HSBC Bank USA, N.A. 2.565%, 3M LIBOR + 0.000%, 08/05/19 (d)	6,000,000	5,999,520
Industrial & Commercial Bank of China, Ltd.
2.620%, 09/03/19	2,000,000	2,000,316
2.660%, 07/15/19	3,500,000	3,500,409
KBC Bank NV
Zero Coupon, 07/10/19	1,989,266	1,998,940
2.610%, 07/02/19	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/17/19	1,986,941	1,997,500
Zero Coupon, 09/24/19	3,976,172	3,977,240
Mizuho Bank, Ltd. 2.524%, 1M LIBOR + 0.120%, 11/27/19 (d)	3,000,000	3,000,771
Nationwide Building Society Zero Coupon, 08/01/19	1,983,232	1,995,580
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	5,001,445
Societe Generale 2.723%, 3M LIBOR + 0.200%, 08/21/19 (d)	1,350,531	1,350,806
Standard Chartered Bank
2.524%, 1M LIBOR + 0.130%, 11/15/19 (d)	5,000,000	5,000,180
2.660%, 08/23/19	4,000,000	4,001,852
Sumitomo Mitsui Trust Bank, Ltd.
2.523%, 1M LIBOR + 0.140%, 11/20/19 (d)	3,000,000	3,000,300
2.600%, 07/05/19	7,000,000	7,000,287
Svenska Handelsbanken AB
2.592%, 1M LIBOR + 0.180%, 06/05/20 (d)	2,000,000	2,000,380
2.702%, 1M LIBOR + 0.300%, 10/31/19 (d)	2,000,000	2,001,458
Toronto-Dominion Bank 2.604%, 1M LIBOR + 0.210%, 09/17/19 (d)	2,000,000	2,000,712
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (d)	1,000,000	1,000,135
Wells Fargo Bank N.A.
2.721%, 3M LIBOR + 0.140%, 07/11/19 (d)	8,500,000	8,499,588
2.796%, 3M LIBOR + 0.210%, 10/25/19 (d)	3,000,000	3,002,379

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (d)	4,000,000	$3,999,978

		138,845,443

Commercial Paper—4.0%
Bank of China, Ltd.
2.670%, 07/16/19	4,966,625	4,993,515
2.670%, 07/17/19	1,986,650	1,997,262
China Construction Bank Corp.
2.620%, 09/03/19	1,986,609	1,990,438
2.650%, 07/26/19	993,522	997,983
Industrial & Commercial Bank of China, Ltd.
2.610%, 08/20/19	993,330	996,306
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (d)	5,000,000	5,001,265
LMA S.A. & LMA Americas, Corp.
2.570%, 08/14/19	1,982,867	1,993,648
2.750%, 08/05/19	1,972,194	1,994,868
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (d)	5,000,000	4,999,975
Societe Generale 2.812%, 3M LIBOR + 0.410%, 12/18/19 (d)	2,003,548	2,003,796
Starbird Funding Corp. 2.600%, 07/01/19	3,999,195	3,999,180
Thunder Bay Funding LLC 2.540%, 1M LIBOR + 0.100%, 12/05/19 (d)	4,000,000	4,000,208
Toronto-Dominion Bank 2.780%, 1M LIBOR + 0.350%, 11/05/19 (d)	5,000,000	5,004,875
Toyota Motor Credit Corp. 2.620%, 08/29/19	2,961,355	2,987,835
Westpac Banking Corp. 2.552%, 1M LIBOR + 0.150%, 05/29/20 (d)	2,999,486	3,000,009

		45,961,163

Repurchase Agreements—6.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $13,694,927; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $13,966,149.	13,692,303	13,692,303
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.810%, due on 09/30/19 with a maturity value of $805,870; collateralized by various Common Stock with an aggregate market value of $880,000.	800,000	800,000
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $10,077,550; collateralized by various Common Stock with an aggregate market value of $11,002,724.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $1,002,683; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $2,900,628; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $2,958,001.	2,900,000	$2,900,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $300,069; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $306,002.	300,000	300,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $1,800,380; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $1,843,264.	1,800,000	1,800,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $16,007,964; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $17,508,993.	16,000,000	16,000,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $10,004,978; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $10,943,120.	10,000,000	10,000,000
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $10,302,120; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $11,098,951.	10,300,000	10,300,000
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $5,101,050; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $5,495,597.	5,100,000	5,100,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $1,000,486; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $1,077,568.	1,000,000	1,000,000

		72,892,303

Security Description	Principal Amount*	Value

Time Deposit—0.4%
Royal Bank of Canada 2.500%, 07/01/19	4,000,000	$4,000,000

Total Securities Lending Reinvestments (Cost $263,668,260)		263,707,918

Total Investments—123.0% (Cost $1,406,138,051)		1,395,842,295
Other assets and liabilities (net)—(23.0)%		(261,396,175)

Net Assets—100.0%		$1,134,446,120

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $276,045,537 and the collateral received consisted of cash in the amount of $263,536,443 and non-cash collateral with a value of $17,561,497. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$95,523,125	$—	$—	$95,523,125
Electrical Equipment	21,223,188	—	—	21,223,188
Energy Equipment & Services	51,557,627	—	—	51,557,627
Equity Real Estate Investment Trusts	21,000,948	—	—	21,000,948
Food Products	34,802,945	—	—	34,802,945
Independent Power and Renewable Electricity Producers	9,939,552	—	—	9,939,552
Machinery	13,932,193	—	—	13,932,193
Marine	20,526,649	—	—	20,526,649
Metals & Mining	278,963,412	59,261,519	—	338,224,931
Oil, Gas & Consumable Fuels	415,599,975	—	—	415,599,975
Paper & Forest Products	12,449,256	—	—	12,449,256
Semiconductors & Semiconductor Equipment	24,959,016	—	—	24,959,016
Total Common Stocks	1,000,477,886	59,261,519	—	1,059,739,405
Total Short-Term Investment*	72,394,972	—	—	72,394,972
Total Securities Lending Reinvestments*	—	263,707,918	—	263,707,918
Total Investments	$1,072,872,858	$322,969,437	$—	$1,395,842,295

Collateral for Securities Loaned (Liability)	$—	$(263,536,443)	$—	$(263,536,443)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$1,395,842,295
Cash denominated in foreign currencies (c)	71
Receivable for:
Investments sold	9,434,466
Fund shares sold	28,382
Dividends	614,975

Total Assets	1,405,920,189
Liabilities
Due to custodian	1,588,919
Collateral for securities loaned	263,536,443
Payables for:
Investments purchased	5,359,905
Fund shares redeemed	29,127
Accrued Expenses:
Management fees	655,559
Distribution and service fees	20,069
Deferred trustees’ fees	125,719
Other expenses	158,328

Total Liabilities	271,474,069

Net Assets	$1,134,446,120

Net Assets Consist of:
Paid in surplus	$1,496,172,838
Distributed earnings (Accumulated losses)	(361,726,718)

Net Assets	$1,134,446,120

Net Assets
Class A	$1,031,369,497
Class B	103,076,623
Capital Shares Outstanding*
Class A	119,597,094
Class B	12,028,254
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.62
Class B	8.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,406,138,051.
(b)	Includes securities loaned at value of $276,045,537.
(c)	Identified cost of cash denominated in foreign currencies was $71.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends (a)	$12,194,534
Interest	70
Securities lending income	383,971

Total investment income	12,578,575
Expenses
Management fees	4,265,349
Administration fees	25,526
Custodian and accounting fees	39,994
Distribution and service fees—Class B	126,259
Audit and tax services	26,920
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	23,122
Insurance	4,205
Miscellaneous	9,204

Total expenses	4,574,365
Less management fee waiver	(212,062)

Net expenses	4,362,303

Net Investment Income	8,216,272

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(59,737,816)
Foreign currency transactions	(38,813)

Net realized loss	(59,776,629)

Net change in unrealized appreciation (depreciation) on:
Investments	174,169,738
Foreign currency transactions	(2,112)

Net change in unrealized appreciation	174,167,626

Net realized and unrealized gain	114,390,997

Net Increase in Net Assets From Operations	$122,607,269

(a)	Net of foreign withholding taxes of $206,594.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,216,272	$6,701,308
Net realized loss	(59,776,629)	(16,735,545)
Net change in unrealized appreciation (depreciation)	174,167,626	(357,973,496)

Increase (decrease) in net assets from operations	122,607,269	(368,007,733)

From Distributions to Shareholders
Class A	(6,297,162)	(1,880,391)
Class B	(346,636)	0

Total distributions	(6,643,798)	(1,880,391)

Increase in net assets from capital share transactions	90,339,530	171,892,775

Total increase (decrease) in net assets	206,303,001	(197,995,349)

Net Assets
Beginning of period	928,143,119	1,126,138,468

End of period	$1,134,446,120	$928,143,119

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	12,730,537	$109,285,126	23,910,325	$256,984,733
Reinvestments	785,182	6,297,162	172,989	1,880,391
Redemptions	(2,937,523)	(26,408,173)	(7,021,786)	(77,293,969)

Net increase	10,578,196	$89,174,115	17,061,528	$181,571,155

Class B
Sales	973,763	$7,955,275	1,564,092	$14,328,102
Reinvestments	43,493	346,636	0	0
Redemptions	(833,026)	(7,136,496)	(2,277,179)	(24,006,482)

Net increase (decrease)	184,230	$1,165,415	(713,087)	$(9,678,380)

Increase derived from capital shares transactions		$90,339,530		$171,892,775

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$7.69		$10.78	$10.86	$7.59	$11.32	$14.21

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.06	0.02	0.01	0.08	0.08
Net realized and unrealized gain (loss)	0.92		(3.13)	(0.09)	3.34	(3.76)	(2.66)

Total income (loss) from investment operations	0.98		(3.07)	(0.07)	3.35	(3.68)	(2.58)

Less Distributions
Distributions from net investment income	(0.05)		(0.02)	(0.01)	(0.08)	(0.05)	(0.08)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.23)

Total distributions	(0.05)		(0.02)	(0.01)	(0.08)	(0.05)	(0.31)

Net Asset Value, End of Period	$8.62		$7.69	$10.78	$10.86	$7.59	$11.32

Total Return (%) (b)	12.98	(c)	(28.64)	(0.62)	44.26	(32.64)	(18.63)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (e)	0.77	(d)	0.80	0.80	0.80	0.80	0.80
Ratio of net investment income to average net assets (%)	1.52	(d)	0.62	0.21	0.14	0.82	0.56
Portfolio turnover rate (%)	24	(c)	24	23	49	25	39
Net assets, end of period (in millions)	$1,031.4		$837.8	$991.7	$916.2	$752.1	$841.0

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$7.62		$10.71	$10.79	$7.55	$11.25	$14.12

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.04	(0.01)	(0.01)	0.06	0.04
Net realized and unrealized gain (loss)	0.93		(3.13)	(0.07)	3.31	(3.74)	(2.64)

Total income (loss) from investment operations	0.98		(3.09)	(0.08)	3.30	(3.68)	(2.60)

Less Distributions
Distributions from net investment income	(0.03)		0.00	0.00	(0.06)	(0.02)	(0.04)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.23)

Total distributions	(0.03)		0.00	0.00	(0.06)	(0.02)	(0.27)

Net Asset Value, End of Period	$8.57		$7.62	$10.71	$10.79	$7.55	$11.25

Total Return (%) (b)	12.88	(c)	(28.85)	(0.74)	43.74	(32.76)	(18.82)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(d)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (e)	1.02	(d)	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	1.26	(d)	0.36	(0.05)	(0.12)	0.56	0.31
Portfolio turnover rate (%)	24	(c)	24	23	49	25	39
Net assets, end of period (in millions)	$103.1		$90.3	$134.4	$132.2	$114.2	$135.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio—level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-13

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2019, the Portfolio had a payment of $1,588,919 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2019. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2019. The Portfolio’s average overdraft advances during the six months ended June 30, 2019 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $72,892,303. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

BHFTII-14

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$312,488,532	$0	$249,804,117

BHFTII-15

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$4,265,349	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Of the first $500 million
0.050%	On amounts over $500 million

An identical agreement was in place for the period January 1, 2019 to April 28, 2019. Amounts waived for the six months ended June 30, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-16

Brighthouse Funds Trust II

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$1,415,100,553

Gross unrealized appreciation	97,823,044
Gross unrealized depreciation	(117,081,302)

Net unrealized appreciation (depreciation)	$(19,258,258)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$1,880,391	$973,863	$—	$—	$1,880,391	$973,863

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$6,407,032	$—	$(193,427,996)	$(290,558,537)	$(477,579,501)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $22,085,499 and accumulated long-term capital losses of $268,473,038.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 9.76%, 9.64%, and 9.72%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 6.11%.

MARKET ENVIRONMENT / CONDITIONS

Fixed income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted strong positive returns of 6.11% for the six-month period ended June 30, 2019. At the start of the year, the U.S. Federal Reserve Bank (the “Fed”) made explicit its commitment to a “patient” and data dependent approach after its confusing messaging in the fourth quarter of 2018 contributed to heightened market volatility. By leaving its target rate unchanged and by sharing additional details on its balance sheet wind-down, the dovish messaging from the March Federal Open Market Committee (the “FOMC”) meeting allowed for a meaningful recovery in spread sectors to start the year.

During its June meeting, the Fed again kept rates on hold but delivered an even more dovish message through its statement, press conference and dot plots. Fed Chairman Powell communicated a clear path for cutting rates later this year, and even leaned into a cut at the July meeting as a strong possibility. The market responded accordingly, with U.S. Treasury bonds rallying, investment-grade credit tightening and the U.S. dollar (“USD”) weakening. In Europe, the European Central Bank (the “ECB”) also struck a dovish tone during its own June meeting as it extended forward guidance by seven months to hold rates at current levels “at least through the first half of 2020.” ECB President Mario Draghi signaled that rates could be cut further and indicated quantitative easing could be reinstated if the inflation or growth outlook fails to improve.

The dovish tone set by global central banks in June was in part a reaction to global growth concerns, which had intensified as the year wore on. What began as an initial trade spat between the U.S. and China morphed into a broader conflict when trade talks between the two nations broke down in May and resulted in an increase in tariffs on Chinese imports to the U.S. Markets were subsequently rattled by the prospect of a U.S. recession, a sustained slowdown in eurozone growth and higher oil price volatility on escalating tensions in the Middle East. In the U.K., Theresa May announced her resignation as Prime Minister after repeatedly failing to get her Brexit plan through Parliament. The probability of a “hard Brexit” scenario increased as the market speculated on May’s successor, sending yields on U.K. gilts lower.

Despite uncertainty about global growth conditions, Emerging Markets (“EM”) positions benefited from an accommodative backdrop set by the U.S. Fed’s dovish pivot. The Fed pivot, along with signs of slowing U.S. growth outperformance, were constructive for EM financial conditions and flows. Spreads and yields on both U.S. dollar (“USD”) and local currency denominated bonds moved lower over the first six months of the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the period.

Over the year-to-date period ended June 30, 2019, the Portfolio’s allocation to corporate bonds has been the most meaningful contributor to performance as spreads have tightened for both investment grade and high yield corporates. Later in the period, the Portfolio’s investment grade credit exposure was trimmed at the margin as spreads tightened. Among the more meaningful structural changes over the year-to-date period was to add exposure within the Portfolio to Bank Loans and Collateralized Loan Obligations (“CLOs”), as the team preferred both asset classes to High Yield from a relative value perspective.

During the period, the Portfolio’s duration and yield curve positioning, in aggregate, was positive for performance as well. The Portfolio held slight overweights relative to the Bloomberg Barclays U.S. Aggregate Bond Index at the 10-, 20- and 30-year segments of the yield curve. This benefitted performance as rates fell during the year-to-date period. For reference, the yield on the 10-year U.S. Treasury note fell from 2.69% to 2.00% over the six months ended June 30, 2019.

Another meaningful contributor to performance over the six-month period was the Portfolio’s exposure to EM Debt. Both USD-denominated and non-USD denominated exposures benefitted as spreads and yields were lower and most currencies appreciated against the U.S. dollar.

Within the currency space, two of the Portfolio’s larger currency bets included an allocation to the Mexican peso and an allocation to the Russian ruble. The long Mexican peso position contributed positively as the currency strengthened from 19.65 to 19.15 (+2.2%). Similarly, the long Russian ruble position contributed positively as the currency strengthened from 69.35 to 63.73 (+10.3%). Lastly, the Portfolio further reduced its short in the euro over the six-month period in order to take profits on the currency’s move lower against the U.S. dollar.

At period-end, we trimmed portfolio duration at the front end of the curve as Western Asset believed there would be fewer Fed rate cuts than the market was pricing in. Additionally, the Portfolio’s investment grade credit exposure was reduced as spreads tightened. As

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

noted above, one of the more meaningful structural changes to the Portfolio was to add exposure to Bank Loans and CLOs. The Portfolio’s exposure to these asset classes, in aggregate, was increased by 5% by period-end.

S. Kenneth Leech

Mark S. Lindbloom

Michael Buchanan

Annabel Rudebeck

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	9.76	8.82	3.94	7.32
Class B	9.64	8.52	3.68	7.05
Class E	9.72	8.68	3.80	7.16
Bloomberg Barclays U.S. Aggregate Bond Index	6.11	7.87	2.95	3.90

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Sectors

% of Net Assets
Corporate Bonds & Notes	57.3
Floating Rate Loans	10.6
Foreign Government	8.4
Asset-Backed Securities	8.2
Mortgage-Backed Securities	7.4
U.S. Treasury & Government Agencies	4.8
Convertible Bonds	1.4
Convertible Preferred Stocks	0.2
Municipals	0.1
Preferred Stocks	0.1

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.55%	$1,000.00	$1,097.60	$2.86
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class B (a)	Actual	0.80%	$1,000.00	$1,096.40	$4.16
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class E (a)	Actual	0.70%	$1,000.00	$1,097.20	$3.64
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—57.3% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.2%
Harris Corp.
4.854%, 04/27/35	350,000	$388,486
5.054%, 04/27/45	1,089,000	1,275,665
Northrop Grumman Corp. 3.200%, 02/01/27	3,560,000	3,651,319
Raytheon Co. 3.125%, 10/15/20	30,000	30,334

		5,345,804

Agriculture—0.2%
Altria Group, Inc.
4.400%, 02/14/26 (a)	1,000,000	1,068,965
4.800%, 02/14/29	3,500,000	3,775,079
5.950%, 02/14/49	649,000	738,068
Reynolds American, Inc. 4.850%, 09/15/23	1,640,000	1,761,129

		7,343,241

Airlines—0.0%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	608,587	639,807
American Airlines Pass-Through Trust 5.600%, 07/15/20 (144A)	704,263	716,869

		1,356,676

Apparel—0.5%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A) (a)	10,598,000	10,994,259
Levi Strauss & Co. 5.000%, 05/01/25 (a)	1,334,000	1,380,690
William Carter Co. (The) 5.625%, 03/15/27 (144A)	2,910,000	3,048,225

		15,423,174

Auto Manufacturers—0.5%
Allison Transmission, Inc. 5.000%, 10/01/24 (144A) (a)	4,790,000	4,885,800
General Motors Co. 6.600%, 04/01/36	5,134,000	5,683,360
JB Poindexter & Co., Inc. 7.125%, 04/15/26 (144A)	4,941,000	5,039,820

		15,608,980

Auto Parts & Equipment—0.2%
Delphi Technologies plc 5.000%, 10/01/25 (144A)	3,260,000	2,901,400
ZF North America Capital, Inc. 4.750%, 04/29/25 (144A)	4,153,000	4,289,515

		7,190,915

Banks—10.1%
ABN AMRO Bank NV
4.750%, 07/28/25 (144A)	321,000	343,579

Banks—(Continued)
Banco Mercantil del Norte S.A.
6.875%, 5Y H15 + 5.035%, 07/06/22 (144A) (b)	800,000	810,960
7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (b)	800,000	818,000
Banco Santander S.A.
3.800%, 02/23/28	400,000	408,428
3.848%, 04/12/23 (a)	9,800,000	10,169,537
Bank of America Corp.
4.000%, 01/22/25	16,110,000	16,935,536
4.250%, 10/22/26	7,628,000	8,146,046
Barclays Bank plc 7.625%, 11/21/22	16,450,000	17,961,426
Barclays plc
4.972%, 3M LIBOR + 1.902%, 05/16/29 (b)	4,990,000	5,319,774
5.088%, 3M LIBOR + 3.054%, 06/20/30 (b)	200,000	204,445
7.750%, 5Y USD Swap + 4.842%, 09/15/23 (b)	3,650,000	3,741,250
8.000%, 5Y H15 + 5.672%, 06/15/24 (b)	6,660,000	6,984,675
BBVA Bancomer S.A. 5.125%, 5Y H15 + 2.650%, 01/18/33 (144A) (b)	16,480,000	15,857,880
BNP Paribas S.A.
4.375%, 05/12/26 (144A)	7,680,000	8,049,739
7.625%, 5Y USD Swap + 6.314%, 03/30/21 (144A) (a) (b)	2,850,000	3,017,437
BPCE S.A.
4.875%, 04/01/26 (144A) (a)	12,000,000	12,903,558
5.150%, 07/21/24 (144A)	420,000	454,130
Citigroup, Inc. 4.450%, 09/29/27	11,094,000	11,955,055
Cooperative Rabobank UA
3.750%, 07/21/26	4,210,000	4,296,586
4.375%, 08/04/25	1,470,000	1,567,885
4.625%, 12/01/23	5,870,000	6,285,339
Credit Agricole S.A.
6.500%, 5Y EUR Swap + 5.120%, 06/23/21 (EUR) (b)	2,735,000	3,399,930
7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (b)	1,750,000	1,926,610
8.125%, 5Y USD ICE Swap + 6.185%, 12/23/25 (144A) (b)	7,050,000	8,153,212
8.375%, 3M LIBOR + 6.982%, 10/13/19 (144A) (b)	640,000	641,920
Credit Suisse Group AG
7.250%, 5Y USD ICE Swap + 4.332%, 09/12/25 (144A) (a) (b)	650,000	698,750
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (b)	3,390,000	3,639,402
7.500%, 5Y USD Swap + 4.598%, 12/11/23 (144A) (b)	4,365,000	4,801,500
Danske Bank A/S
5.000%, 01/12/22 (144A)	2,040,000	2,133,317
5.375%, 01/12/24 (144A)	2,000,000	2,160,799
Goldman Sachs Group, Inc. (The)
3.500%, 11/16/26	2,920,000	2,991,555
4.000%, 03/03/24	1,510,000	1,601,496
4.250%, 10/21/25	8,890,000	9,427,121
6.750%, 10/01/37	2,000,000	2,617,465
HSBC Holdings plc
3.900%, 05/25/26 (a)	10,850,000	11,353,788

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
HSBC Holdings plc
4.583%, 3M LIBOR + 1.535%, 06/19/29 (a) (b)	2,650,000	$2,893,677
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (b)	4,430,000	4,529,675
6.250%, 5Y USD ICE Swap + 3.453%, 03/23/23 (a) (b)	1,660,000	1,709,800
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (b)	3,770,000	3,952,016
Intesa Sanpaolo S.p.A.
3.125%, 07/14/22 (144A)	1,970,000	1,949,280
3.375%, 01/12/23 (144A)	1,900,000	1,892,510
5.017%, 06/26/24 (144A)	2,440,000	2,445,305
5.710%, 01/15/26 (144A) (a)	19,740,000	19,970,738
6.500%, 02/24/21 (144A)	1,175,000	1,236,365
JPMorgan Chase & Co.
3.625%, 12/01/27 (a)	6,430,000	6,623,093
3.875%, 09/10/24	2,722,000	2,860,284
Lloyds Banking Group plc
4.582%, 12/10/25	3,011,000	3,140,003
4.650%, 03/24/26	3,920,000	4,091,301
6.375%, 5Y EUR Swap + 5.290%, 06/27/20 (EUR) (b)	5,450,000	6,420,729
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (b)	3,580,000	3,763,475
Macquarie Group, Ltd.
6.000%, 01/14/20 (144A)	3,200,000	3,259,499
6.250%, 01/14/21 (144A) (a)	400,000	421,478
Morgan Stanley 4.000%, 07/23/25	1,165,000	1,247,114
Royal Bank of Scotland Group plc
4.800%, 04/05/26	400,000	427,711
5.125%, 05/28/24	2,870,000	3,028,920
6.000%, 12/19/23	875,000	952,516
6.100%, 06/10/23	780,000	846,474
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (a) (b)	2,890,000	3,114,697
Santander Holdings USA, Inc. 4.500%, 07/17/25	570,000	606,368
Santander UK Group Holdings plc
4.750%, 09/15/25 (144A)	10,031,000	10,400,610
7.375%, 5Y GBP Swap + 5.543%, 06/24/22 (GBP) (b)	2,620,000	3,531,062
Santander UK plc 7.950%, 10/26/29 (a)	272,000	336,585
Standard Chartered plc 5.700%, 03/26/44 (144A) (d)	310,000	360,637
UBS AG 7.625%, 08/17/22	2,850,000	3,196,417
UBS Group Funding Switzerland AG
4.253%, 03/23/28 (144A)	2,950,000	3,167,030
7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (b)	3,600,000	3,820,500
UniCredit S.p.A. 7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (b)	6,200,000	6,571,244
Wells Fargo & Co. 4.300%, 07/22/27	10,990,000	11,866,705

Banks—(Continued)
Wells Fargo Capital X 5.950%, 12/01/86	90,000	105,976

		316,517,924

Beverages—0.7%
Anheuser-Busch InBev Worldwide, Inc.
5.550%, 01/23/49	13,730,000	16,742,154
5.800%, 01/23/59	1,110,000	1,389,570
Constellation Brands, Inc. 4.750%, 12/01/25	140,000	154,539
Cott Holdings, Inc. 5.500%, 04/01/25 (144A)	3,540,000	3,606,375

		21,892,638

Biotechnology—0.2%
Celgene Corp.
3.875%, 08/15/25	1,120,000	1,199,774
5.000%, 08/15/45	800,000	948,392
Gilead Sciences, Inc.
2.550%, 09/01/20	1,675,000	1,679,187
3.500%, 02/01/25 (a)	1,795,000	1,882,226
4.600%, 09/01/35 (a)	1,800,000	2,024,867

		7,734,446

Building Materials—0.4%
Standard Industries, Inc. 6.000%, 10/15/25 (144A) (a)	10,500,000	11,143,125

Chemicals—0.2%
Monitchem HoldCo 2 S.A. 6.875%, 06/15/22 (EUR)	3,104,000	3,529,559
Olin Corp. 5.000%, 02/01/30 (a)	3,250,000	3,213,437

		6,742,996

Commercial Services—1.8%
Allied Universal Holding Co. 6.625%, 07/15/26 (144A)	6,800,000	6,910,500
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A)	5,320,000	5,326,650
Carriage Services, Inc. 6.625%, 06/01/26 (144A)	5,500,000	5,637,500
Metropolitan Museum of Art (The) 3.400%, 07/01/45	2,025,000	2,075,170
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.250%, 04/15/24 (144A)	1,290,000	1,312,575
5.750%, 04/15/26 (144A) (a)	4,200,000	4,336,500
9.250%, 05/15/23 (144A)	1,665,000	1,748,583
Service Corp. International 7.500%, 04/01/27	5,252,000	6,276,140
UBM plc 5.750%, 11/03/20 (144A)	50,000	51,774

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
United Rentals North America, Inc.
4.625%, 07/15/23 (a)	1,341,000	$1,368,826
4.625%, 10/15/25	760,000	772,350
4.875%, 01/15/28	5,230,000	5,334,600
5.875%, 09/15/26 (a)	5,000,000	5,325,000
6.500%, 12/15/26 (a)	1,940,000	2,100,050
Weight Watchers International, Inc. 8.625%, 12/01/25 (144A) (a)	6,845,000	6,263,175

		54,839,393

Computers—0.0%
Seagate HDD Cayman 4.750%, 06/01/23 (a)	465,000	479,665

Diversified Financial Services—1.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.625%, 10/30/20	1,060,000	1,086,727
5.000%, 10/01/21	15,056,000	15,786,405
ASP AMC Merger Sub, Inc. 8.000%, 05/15/25 (144A) (a)	9,420,000	5,652,000
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	3,664,302
International Lease Finance Corp. 8.625%, 01/15/22	2,500,000	2,852,992
Jerrold Finco plc
6.125%, 01/15/24 (144A) (GBP)	1,780,000	2,295,322
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	150,205
LHC3 plc 4.125%, PIK, 08/15/24 (EUR) (c)	250,000	290,924
Navient Corp. 5.000%, 10/26/20	5,811,000	5,927,220
Quicken Loans, Inc. 5.750%, 05/01/25 (144A)	15,600,000	16,063,008
Visa, Inc. 3.150%, 12/14/25	850,000	891,176

		54,660,281

Electric—1.1%
FirstEnergy Corp.
3.900%, 07/15/27	6,480,000	6,796,715
4.250%, 03/15/23	1,560,000	1,638,302
7.375%, 11/15/31	3,550,000	4,858,547
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A)	2,304,817	2,471,917
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	621,902	582,955
Perusahaan Listrik Negara PT 5.500%, 11/22/21	9,750,000	10,320,375
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	1,174,217
Talen Energy Supply LLC 10.500%, 01/15/26 (144A) (a)	5,110,000	5,097,225

		32,940,253

Electronics—0.1%
Vishay Intertechnology, Inc. 2.250%, 06/15/25 (144A)	3,740,000	3,440,800

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	1,175,779	1,317,964

Entertainment—0.2%
Entertainment One, Ltd. 4.625%, 07/15/26 (144A) (GBP)	1,240,000	1,618,830
Speedway Motorsports, Inc. 5.125%, 02/01/23	1,302,000	1,308,510
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	2,510,000	3,187,700

		6,115,040

Environmental Control—0.3%
GFL Environmental, Inc.
5.375%, 03/01/23 (144A)	5,060,000	5,009,400
5.625%, 05/01/22 (144A)	460,000	463,450
8.500%, 05/01/27 (144A) (a)	3,250,000	3,497,813
Waste Management, Inc.
3.500%, 05/15/24	890,000	933,387
4.600%, 03/01/21 (a)	180,000	185,949

		10,089,999

Food—0.3%
Kraft Heinz Foods Co.
3.000%, 06/01/26 (a)	340,000	330,718
3.950%, 07/15/25 (a)	60,000	62,414
5.000%, 07/15/35	250,000	262,038
5.000%, 06/04/42	130,000	133,425
5.200%, 07/15/45	390,000	408,552
Lamb Weston Holdings, Inc.
4.625%, 11/01/24 (144A) (a)	2,080,000	2,155,400
4.875%, 11/01/26 (144A) (a)	6,500,000	6,760,000

		10,112,547

Forest Products & Paper—0.4%
Resolute Forest Products, Inc. 5.875%, 05/15/23	6,960,000	6,994,800
Suzano Austria GmbH 5.750%, 07/14/26 (a)	4,200,000	4,588,500

		11,583,300

Healthcare-Products—0.5%
Becton Dickinson & Co. 3.700%, 06/06/27 (a)	5,594,000	5,842,877
Immucor, Inc. 11.125%, 02/15/22 (144A) (a)	7,080,000	7,221,600
Medtronic, Inc. 3.500%, 03/15/25	1,730,000	1,833,877

		14,898,354

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—2.0%
Centene Corp.
5.375%, 06/01/26 (144A) (a)	7,280,000	$7,653,100
6.125%, 02/15/24 (a)	4,413,000	4,622,617
DaVita, Inc. 5.000%, 05/01/25	500,000	493,625
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A)	700,000	745,500
HCA, Inc.
5.375%, 02/01/25 (a)	5,320,000	5,742,275
5.500%, 06/15/47	12,100,000	12,914,363
5.625%, 09/01/28 (a)	10,750,000	11,636,875
Humana, Inc. 4.800%, 03/15/47	800,000	871,355
Magellan Health, Inc. 4.900%, 09/22/24 (a)	4,935,000	4,880,715
Polaris Intermediate Corp. 8.500%, PIK, 12/01/22 (144A) (a) (c)	5,410,000	4,774,325
Tenet Healthcare Corp. 8.125%, 04/01/22 (a)	7,765,000	8,153,250

		62,488,000

Holding Companies-Diversified—0.1%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP) (e)	2,410,000	3,417,262

Home Builders—0.3%
Lennar Corp.
4.500%, 04/30/24	4,180,000	4,394,225
4.750%, 11/29/27 (a)	5,730,000	6,030,825

		10,425,050

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	1,750,000	1,776,102

Insurance—0.9%
Ambac Assurance Corp. 5.100%, 06/07/20 (144A)	20,207	28,592
Ambac LSNI LLC 7.319%, 3M LIBOR + 5.000%, 02/12/23 (144A) (b)	86,503	87,909
American International Group, Inc.
3.750%, 07/10/25	770,000	805,721
6.250%, 03/15/87	453,000	464,325
AXA S.A. 8.600%, 12/15/30 (a)	1,320,000	1,877,700
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,252,504
Fidelity & Guaranty Life Holdings, Inc. 5.500%, 05/01/25 (144A) (a)	6,120,000	6,349,500
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A) (d)	2,600,000	3,752,734
Massachusetts Mutual Life Insurance Co. 4.900%, 04/01/77 (144A)	6,285,000	7,333,965

Insurance—(Continued)
Prudential Financial, Inc.
5.625%, 3M LIBOR + 3.920%, 06/15/43 (b)	550,000	581,603
5.875%, 3M LIBOR + 4.175%, 09/15/42 (a) (b)	1,200,000	1,270,188
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 (144A)	1,771,000	2,070,146
6.850%, 12/16/39 (144A)	216,000	305,881

		27,180,768

Internet—1.0%
Booking Holdings, Inc. 3.650%, 03/15/25	1,625,000	1,716,571
Cogent Communications Group, Inc. 5.375%, 03/01/22 (144A)	4,053,000	4,194,855
Match Group, Inc. 5.000%, 12/15/27 (144A) (a)	5,685,000	5,954,469
Netflix, Inc. 6.375%, 05/15/29 (144A) (a)	6,500,000	7,387,575
Tencent Holdings, Ltd.
3.595%, 01/19/28 (144A)	8,110,000	8,276,524
3.975%, 04/11/29 (144A)	2,730,000	2,851,158

		30,381,152

Iron/Steel—0.5%
Vale Overseas, Ltd.
6.250%, 08/10/26	3,990,000	4,532,441
6.875%, 11/10/39 (a)	7,980,000	9,577,596

		14,110,037

Leisure Time—0.9%
NCL Corp., Ltd.
4.750%, 12/15/21 (144A)	5,262,000	5,334,353
Silversea Cruise Finance, Ltd. 7.250%, 02/01/25 (144A)	5,285,000	5,679,789
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	11,372,000	11,514,150
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A) (a)	6,000,000	6,082,500

		28,610,792

Lodging—1.0%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.625%, 04/01/25 (a)	1,250,000	1,279,688
4.875%, 04/01/27 (a)	11,970,000	12,370,396
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 10.250%, 11/15/22 (144A)	7,468,000	8,009,430
MGM China Holdings, Ltd.
5.375%, 05/15/24 (144A) (a)	910,000	933,660
5.875%, 05/15/26 (144A) (a)	2,450,000	2,517,375
Sands China, Ltd. 5.125%, 08/08/25	6,800,000	7,289,056

		32,399,605

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery—0.2%
Harsco Corp. 5.750%, 07/31/27 (144A)	5,610,000	$5,842,030

Machinery-Diversified—0.2%
Cleaver-Brooks, Inc. 7.875%, 03/01/23 (144A)	3,900,000	3,739,944
MAI Holdings, Inc. 9.500%, 06/01/23	2,550,000	1,581,000

		5,320,944

Media—4.4%
Altice Luxembourg S.A.
7.750%, 05/15/22 (144A) (a)	6,073,000	6,171,686
10.500%, 05/15/27 (144A)	4,900,000	5,034,750
American Media LLC 10.500%, 12/31/26 (144A)	13,637,886	14,183,401
CCO Holdings LLC / CCO Holdings Capital Corp.
5.000%, 02/01/28 (144A)	1,440,000	1,470,528
5.125%, 05/01/27 (144A) (a)	4,470,000	4,628,059
5.375%, 05/01/25 (144A)	880,000	909,700
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.200%, 03/15/28 (a)	8,160,000	8,472,510
4.908%, 07/23/25	6,164,000	6,688,255
5.375%, 04/01/38	2,050,000	2,193,434
Comcast Corp. 4.700%, 10/15/48	11,430,000	13,394,437
CSC Holdings LLC
6.500%, 02/01/29 (144A)	15,520,000	16,936,200
10.875%, 10/15/25 (144A)	5,667,000	6,499,369
DISH DBS Corp. 7.750%, 07/01/26 (a)	15,165,000	14,861,700
Fox Corp.
4.709%, 01/25/29 (144A) (a)	3,370,000	3,759,565
5.476%, 01/25/39 (144A)	1,040,000	1,226,921
Meredith Corp. 6.875%, 02/01/26 (a)	3,620,000	3,841,291
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	2,098,850
Univision Communications, Inc. 5.125%, 05/15/23 (144A) (a)	10,430,000	10,195,325
UPC Holding B.V. 5.500%, 01/15/28 (144A) (a)	5,080,000	5,105,400
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A) (a)	2,296,000	2,359,852
Virgin Media Secured Finance plc 5.500%, 08/15/26 (144A) (a)	5,985,000	6,201,956

		136,233,189

Metal Fabricate/Hardware—0.1%
Park-Ohio Industries, Inc. 6.625%, 04/15/27 (a)	2,120,000	2,120,000

Mining—3.6%
Alcoa Nederland Holding B.V. 6.125%, 05/15/28 (144A) (a)	12,912,000	13,493,040

Mining—(Continued)
Anglo American Capital plc 4.000%, 09/11/27 (144A) (a)	3,540,000	3,552,074
Barrick Gold Corp. 5.250%, 04/01/42	2,520,000	2,955,285
Barrick North America Finance LLC 5.750%, 05/01/43	8,579,000	10,708,876
BHP Billiton Finance USA, Ltd.
2.875%, 02/24/22	79,000	80,378
6.250%, 5Y USD Swap + 4.971%, 10/19/75 (144A) (b)	2,392,000	2,490,670
6.750%, 5Y USD Swap + 5.093%, 10/19/75 (144A) (a) (b)	8,191,000	9,345,931
First Quantum Minerals, Ltd.
7.250%, 04/01/23 (144A) (a)	17,889,000	17,419,414
7.500%, 04/01/25 (144A) (a)	400,000	381,000
Freeport-McMoRan, Inc. 5.450%, 03/15/43	16,860,000	15,426,900
Glencore Finance Canada, Ltd.
4.250%, 10/25/22 (144A)	788,000	823,967
5.550%, 10/25/42 (144A) (a)	1,000,000	1,033,620
Glencore Funding LLC 4.000%, 04/16/25 (144A) (a)	6,580,000	6,728,708
HudBay Minerals, Inc.
7.250%, 01/15/23 (144A) (a)	4,950,000	5,098,500
7.625%, 01/15/25 (144A)	2,460,000	2,539,950
Midwest Vanadium Pty, Ltd. 13.250%, 02/15/18 (144A) (d) (f)	932,290	93
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A)	4,210,000	2,904,900
Teck Resources, Ltd.
5.400%, 02/01/43	4,575,000	4,729,405
6.000%, 08/15/40	1,774,000	1,928,467
Yamana Gold, Inc. 4.950%, 07/15/24 (a)	9,130,000	9,622,044

		111,263,222

Miscellaneous Manufacturing—0.5%
General Electric Co. 6.875%, 01/10/39	11,678,000	14,685,933

Oil & Gas—5.8%
Anadarko Finance Co. 7.500%, 05/01/31	80,000	106,038
Anadarko Petroleum Corp.
4.500%, 07/15/44	800,000	818,511
5.550%, 03/15/26	2,250,000	2,527,906
6.450%, 09/15/36	220,000	270,265
Apache Corp.
3.250%, 04/15/22	452,000	459,308
4.250%, 01/15/44	260,000	234,963
4.750%, 04/15/43	7,000,000	6,819,913
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A)	9,280,000	9,001,600
Chesapeake Energy Corp.
7.000%, 10/01/24	2,310,000	2,073,225

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Chesapeake Energy Corp.
8.000%, 06/15/27	8,930,000	$7,808,213
Covey Park Energy LLC / Covey Park Finance Corp. 7.500%, 05/15/25 (144A)	10,170,000	7,322,400
Devon Energy Corp.
3.250%, 05/15/22	2,035,000	2,072,807
5.600%, 07/15/41	110,000	130,452
5.850%, 12/15/25 (a)	970,000	1,154,939
Diamondback Energy, Inc.
4.750%, 11/01/24	9,328,000	9,572,860
5.375%, 05/31/25 (a)	4,670,000	4,903,500
Eclipse Resources Corp. 8.875%, 07/15/23 (a)	9,275,000	7,814,188
Endeavor Energy Resources L.P. / EER Finance, Inc.
5.500%, 01/30/26 (144A)	1,350,000	1,398,938
5.750%, 01/30/28 (144A)	2,180,000	2,294,450
Ensco Rowan plc 7.750%, 02/01/26 (a)	1,600,000	1,192,000
EOG Resources, Inc. 4.150%, 01/15/26	1,665,000	1,812,472
Extraction Oil & Gas, Inc.
5.625%, 02/01/26 (144A)	4,170,000	3,367,275
7.375%, 05/15/24 (144A) (a)	5,030,000	4,300,650
Gazprom OAO Via Gaz Capital S.A. 4.950%, 03/23/27 (144A)	10,470,000	11,047,044
Indigo Natural Resources LLC 6.875%, 02/15/26 (144A) (a)	4,164,000	3,737,190
KazMunayGas National Co. JSC
5.375%, 04/24/30 (144A)	300,000	332,160
6.375%, 10/24/48 (144A)	1,060,000	1,262,990
Kerr-McGee Corp.
6.950%, 07/01/24	290,000	339,710
7.875%, 09/15/31	285,000	389,892
MEG Energy Corp.
6.500%, 01/15/25 (144A) (a)	4,630,000	4,653,150
7.000%, 03/31/24 (144A) (a)	11,409,000	10,838,550
Noble Energy, Inc.
3.850%, 01/15/28	1,910,000	1,953,810
6.000%, 03/01/41	10,200,000	11,661,542
Northern Oil and Gas, Inc. 9.500%, PIK, 05/15/23 (c)	2,921,225	3,016,165
Occidental Petroleum Corp.
3.125%, 02/15/22	110,000	111,671
3.500%, 06/15/25	1,850,000	1,908,976
4.625%, 06/15/45 (a)	230,000	245,475
Petrobras Global Finance B.V.
5.750%, 02/01/29 (a)	7,360,000	7,672,064
6.850%, 06/05/15 (a)	12,700,000	13,149,707
QEP Resources, Inc. 6.875%, 03/01/21	480,000	493,200
Range Resources Corp.
4.875%, 05/15/25 (a)	1,945,000	1,706,738
5.000%, 03/15/23 (a)	2,916,000	2,744,685
5.875%, 07/01/22	850,000	841,500

Oil & Gas—(Continued)
Shelf Drilling Holdings, Ltd. 8.250%, 02/15/25 (144A)	8,350,000	7,707,050
Shell International Finance B.V. 4.000%, 05/10/46	360,000	394,708
WPX Energy, Inc.
5.750%, 06/01/26 (a)	4,521,000	4,679,235
8.250%, 08/01/23	5,720,000	6,520,800
YPF S.A. 8.500%, 03/23/21 (a)	8,000,000	8,138,000

		183,002,885

Oil & Gas Services—0.1%
KCA Deutag UK Finance plc 9.875%, 04/01/22 (144A) (a)	3,750,000	2,765,625

Packaging & Containers—0.7%
ARD Securities Finance SARL 8.750%, PIK, 01/31/23 (144A) (a) (c)	4,972,265	5,009,557
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.625%, 05/15/23 (144A)	660,000	670,725
6.000%, 02/15/25 (144A) (a)	5,200,000	5,382,000
7.250%, 05/15/24 (144A) (a)	4,860,000	5,121,225
Pactiv LLC 8.375%, 04/15/27 (a)	5,575,000	6,048,875
WestRock RKT Co. 4.000%, 03/01/23	140,000	145,388

		22,377,770

Pharmaceuticals—3.7%
Allergan Funding SCS
3.450%, 03/15/22	450,000	459,321
4.550%, 03/15/35	2,100,000	2,118,686
Bausch Health Americas, Inc.
8.500%, 01/31/27 (144A) (a)	1,460,000	1,605,299
9.250%, 04/01/26 (144A)	11,675,000	13,061,990
BioScrip, Inc.
Zero Coupon, 08/15/20 (b)	18,626,211	19,424,580
8.875%, 02/15/21 (a)	4,952,000	5,013,900
Bristol-Myers Squibb Co. 4.250%, 10/26/49 (144A)	3,130,000	3,445,146
Cigna Corp. 4.800%, 08/15/38 (144A)	8,120,000	8,743,006
CVS Health Corp.
3.875%, 07/20/25	496,000	517,942
4.100%, 03/25/25	33,940,000	35,777,039
4.780%, 03/25/38	17,110,000	17,833,257
5.125%, 07/20/45	1,440,000	1,535,705
Mead Johnson Nutrition Co.
4.125%, 11/15/25 (a)	1,653,000	1,787,616
Teva Pharmaceutical Finance Netherlands III B.V. 2.800%, 07/21/23 (a)	4,780,000	4,146,650

		115,470,137

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—3.2%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	600,000	$602,789
Blue Racer Midstream LLC / Blue Racer Finance Corp.
6.125%, 11/15/22 (144A)	1,825,000	1,850,094
6.625%, 07/15/26 (144A)	2,910,000	2,931,825
DCP Midstream Operating L.P.
4.950%, 04/01/22 (a)	1,620,000	1,680,750
6.750%, 09/15/37 (144A)	3,480,000	3,741,000
El Paso Natural Gas Co. LLC
7.500%, 11/15/26	4,250,000	5,229,056
8.375%, 06/15/32	190,000	255,250
Energy Transfer Operating L.P.
5.500%, 06/01/27 (a)	1,376,000	1,537,503
5.875%, 01/15/24	1,638,000	1,820,439
6.250%, 04/15/49	1,090,000	1,290,200
Energy Transfer Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	780,000	836,434
Enterprise Products Operating LLC
3.700%, 02/15/26	1,072,000	1,134,296
5.375%, 3M LIBOR + 2.570%, 02/15/78 (b)	13,090,000	12,173,700
Genesis Energy L.P. / Genesis Energy Finance Corp.
5.625%, 06/15/24	1,060,000	1,020,250
6.000%, 05/15/23 (a)	6,046,000	6,000,655
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A) (a)	2,500,000	2,584,132
Kinder Morgan, Inc.
4.300%, 06/01/25 (a)	1,240,000	1,324,419
7.800%, 08/01/31	67,000	90,089
MPLX L.P. 4.875%, 12/01/24	4,500,000	4,896,201
NGPL PipeCo LLC 7.768%, 12/15/37 (144A) (a)	9,870,000	12,534,900
Northwest Pipeline LLC 4.000%, 04/01/27 (a)	14,460,000	15,133,305
Rockies Express Pipeline LLC 7.500%, 07/15/38 (144A)	4,485,000	5,129,061
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	34,969
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
5.125%, 02/01/25	4,791,000	4,946,707
5.375%, 02/01/27	2,770,000	2,866,950
6.500%, 07/15/27 (144A)	10,000	10,900
6.875%, 01/15/29 (144A) (a)	10,000	11,075
Western Midstream Operating L.P. 3.950%, 06/01/25	9,253,000	9,195,129

		100,862,078

Real Estate—0.2%
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	5,240,000	5,266,305

Real Estate Investment Trusts—0.8%
CoreCivic, Inc.
4.625%, 05/01/23	820,000	804,543

Real Estate Investment Trusts—(Continued)
CoreCivic, Inc.
5.000%, 10/15/22	5,400,000	5,373,000
CTR Partnership L.P. / CareTrust Capital Corp. 5.250%, 06/01/25	6,560,000	6,806,000
GLP Capital L.P. / GLP Financing II, Inc.
5.375%, 04/15/26	10,000	10,813
5.750%, 06/01/28 (a)	4,400,000	4,848,668
MPT Operating Partnership L.P. / MPT Finance Corp. 5.000%, 10/15/27	7,770,000	8,003,100

		25,846,124

Retail—1.3%
1011778 BC ULC / New Red Finance, Inc. 5.000%, 10/15/25 (144A) (a)	3,770,000	3,799,406
AutoZone, Inc. 2.500%, 04/15/21	800,000	801,654
Golden Nugget, Inc. 8.750%, 10/01/25 (144A) (a)	9,210,000	9,670,500
L Brands, Inc.
5.250%, 02/01/28 (a)	9,112,000	8,348,870
5.625%, 10/15/23	4,550,000	4,718,305
McDonald’s Corp.
3.350%, 04/01/23 (a)	441,000	457,410
3.700%, 01/30/26 (a)	1,047,000	1,112,622
PetSmart, Inc. 7.125%, 03/15/23 (144A) (a)	3,510,000	3,290,625
Sally Holdings LLC / Sally Capital, Inc. 5.625%, 12/01/25 (a)	3,702,000	3,627,960
Tendam Brands S.A.U.
5.000%, 09/15/24 (144A) (EUR)	1,350,000	1,568,228
5.250%, 3M EURIBOR + 5.250%, 09/15/24 (144A) (EUR) (b)	3,750,000	4,280,116

		41,675,696

Savings & Loans—0.3%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (b)	9,910,000	10,341,095

Semiconductors—0.1%
Advanced Micro Devices, Inc. 7.000%, 07/01/24 (a)	3,180,000	3,299,568
Amkor Technology, Inc. 6.625%, 09/15/27 (144A) (a)	860,000	854,711
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.125%, 01/15/25 (a)	280,000	273,498

		4,427,777

Software—0.3%
CDK Global, Inc. 5.250%, 05/15/29 (144A)	4,560,000	4,725,300
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/25 (144A) (a)	3,930,000	4,116,675

		8,841,975

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—3.9%
Altice France S.A.
7.375%, 05/01/26 (144A) (a)	22,015,000	$22,565,375
AT&T, Inc. 4.450%, 04/01/24	3,330,000	3,586,076
British Telecommunications plc 9.625%, 12/15/30	4,915,000	7,403,833
CommScope Technologies LLC
5.000%, 03/15/27 (144A) (a)	2,510,000	2,183,700
6.000%, 06/15/25 (144A)	2,200,000	2,061,862
Deutsche Telekom International Finance B.V. 2.485%, 09/19/23 (144A)	10,717,000	10,700,252
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23 (a)	5,400,000	4,927,500
Millicom International Cellular S.A.
6.250%, 03/25/29 (144A)	4,550,000	4,882,651
6.625%, 10/15/26 (144A) (a)	4,290,000	4,675,671
Sprint Capital Corp.
6.875%, 11/15/28 (a)	1,130,000	1,169,550
8.750%, 03/15/32	9,850,000	11,401,375
Sprint Communications, Inc. 11.500%, 11/15/21	1,313,000	1,516,515
Sprint Corp.
7.125%, 06/15/24 (a)	3,510,000	3,721,653
7.250%, 09/15/21	1,390,000	1,476,875
7.875%, 09/15/23 (a)	2,700,000	2,936,250
T-Mobile USA, Inc.
4.750%, 02/01/28 (a)	4,590,000	4,729,077
6.500%, 01/15/24	803,000	831,105
Telecom Italia S.p.A. 5.303%, 05/30/24 (144A) (a)	8,610,000	8,911,350
Telefonica Emisiones S.A. 4.103%, 03/08/27 (a)	5,600,000	5,946,445
Verizon Communications, Inc.
2.625%, 08/15/26	820,000	814,339
3.850%, 11/01/42	5,210,000	5,317,965
4.522%, 09/15/48	1,200,000	1,340,272
5.250%, 03/16/37	660,000	788,771
Vodafone Group plc 4.375%, 05/30/28 (a)	3,130,000	3,380,348
Windstream Services LLC / Windstream Finance Corp. 10.500%, 06/30/24 (144A) (f)	5,445,000	3,947,625

		121,216,435

Transportation—0.8%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc. 8.125%, 11/15/21 (144A)	4,670,000	3,712,650
Union Pacific Corp.
4.375%, 09/10/38	2,835,000	3,137,354
4.500%, 09/10/48	3,030,000	3,436,744
XPO CNW, Inc. 6.700%, 05/01/34	14,553,000	13,388,760
XPO Logistics, Inc. 6.125%, 09/01/23 (144A) (a)	1,390,000	1,440,388

		25,115,896

Trucking & Leasing—0.6%
DAE Funding LLC 5.750%, 11/15/23 (144A)	10,100,000	10,605,000
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	3,800,000	3,931,328
5.250%, 08/15/22 (144A)	5,120,000	5,404,723

		19,941,051

Water—0.1%
Anglian Water Osprey Financing plc 5.000%, 04/30/23 (GBP)	2,650,000	3,394,442

Total Corporate Bonds & Notes (Cost $1,733,273,354)		1,793,576,892

Floating Rate Loans (i)—10.6%

Advertising—0.2%
AppLovin Corp. Term Loan B, 5.902%, 1M LIBOR + 3.500%, 08/15/25	4,867,769	4,861,685

Air Freight & Logistics—0.3%
Global Tel*Link Corp. 2018 1st Lien Term Loan, 6.652%, 2M LIBOR + 4.250%, 11/29/25	3,042,356	2,944,240
GlobalTranz Enterprises, Inc.
2019 Delayed Draw Term Loan, 0.500%, 3M LIBOR + 0.500%, 05/15/26 (j)	1,282,051	1,262,821
2019 Term Loan, 7.394%, 1M LIBOR + 5.000%, 05/15/26	4,967,949	4,825,120

		9,032,181

Auto Components—0.3%
American Axle & Manufacturing, Inc. Term Loan B, 4.840%, 3M LIBOR + 2.250%, 04/06/24	8,242,861	8,081,095

Auto Manufacturers—0.3%
Panther BF Aggregator 2 L.P. Term Loan B, 5.929%, 1M LIBOR + 3.500%, 04/30/26	7,780,000	7,725,540

Commercial Services—1.0%
Albany Molecular Research, Inc. 1st Lien Term Loan, 5.689%, 1M LIBOR + 3.250%, 08/30/24	7,093,650	6,978,378
Allied Universal Holdco LLC
Delayed Draw Term Loan, 06/26/26 (k)	660,360	659,672
Term Loan B, 06/26/26 (k)	6,669,640	6,662,690
Garda World Security Corp. Term Loan, 05/24/24 (k)	2,982,392	2,966,362
Jaguar Holding Co. II Term Loan, 4.939%, 1M LIBOR + 2.500%, 08/18/22	6,166,908	6,137,178

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Prime Security Services Borrower LLC 1st Lien Term Loan, 5.152%, 1M LIBOR + 2.750%, 05/02/22	7,776,771	$7,734,349

		31,138,629

Entertainment—0.2%
Scientific Games International, Inc. Term Loan B5, 5.223%, 2M LIBOR + 2.750%, 08/14/24	7,034,139	6,937,419
Stars Group Holdings B.V. (The) Incremental Term Loan, 5.830%, 3M LIBOR + 3.500%, 07/10/25	268,223	268,558

		7,205,977

Food—0.3%
Albertson’s LLC
Term Loan B6, 5.439%, 1M LIBOR + 3.000%, 06/22/23	6,766,601	6,770,363
Post Holdings, Inc. Incremental Term Loan, 4.440%, 1M LIBOR + 2.000%, 05/24/24	1,824,390	1,818,362

		8,588,725

Health Care Technology—0.2%
Athenahealth, Inc. Term Loan B, 6.830%, 3M LIBOR + 4.500%, 02/11/26	6,733,125	6,731,024
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 6.904%, 1M LIBOR + 4.500%, 11/17/25	877,794	874,942

		7,605,966

Healthcare-Services—1.2%
HC Group Holdings II, Inc. Term Loan B, 05/21/26 (k)	7,820,000	7,810,225
MPH Acquisition Holdings LLC Term Loan B, 5.080%, 3M LIBOR + 2.750%, 06/07/23	7,347,636	7,043,017
Phoenix Guarantor, Inc. Term Loan B, 6.921%, 1M LIBOR + 4.500%, 03/05/26	3,474,545	3,462,239
RadNet, Inc. Term Loan, 6.110%, 3M LIBOR + 3.750%, 06/30/23	9,210,156	9,190,004
U.S. Renal Care, Inc. 2019 Term Loan B, 06/13/26 (k)	7,870,000	7,744,922
Wink Holdco, Inc. 1st Lien Term Loan B, 5.402%, 1M LIBOR + 3.000%, 12/02/24	2,788,445	2,736,162

		37,986,569

Hotels, Restaurants & Leisure—0.3%
CEC Entertainment, Inc. Term Loan B, 5.652%, 1M LIBOR + 3.250%, 02/14/21	8,603,382	8,554,988

Insurance—0.7%
Asurion LLC
2018 Term Loan B7, 5.402%, 2M LIBOR + 3.000%, 11/03/24	7,211,788	7,205,024
Term Loan B4, 5.402%, 2M LIBOR + 3.000%, 08/04/22	5,015,565	5,009,922
UFC Holdings, LLC Term Loan, 5.660%, 1M LIBOR + 3.250%, 04/29/26	8,757,750	8,761,656

		20,976,602

Internet—0.2%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 5.690%, 1M LIBOR + 3.250%, 10/19/23	5,868,926	5,861,560

Internet Software & Services—0.1%
Travelport Finance (Luxembourg) S.a.r.l. Term Loan, 7.541%, 3M LIBOR + 5.000%, 05/29/26	3,840,000	3,625,920

Investment Company Securities—0.4%
First Eagle Investment Management, LLC 2018 Term Loan B, 5.080%, 3M LIBOR + 2.750%, 12/26/24	538,647	538,759
Jane Street Group, LLC 2018 Term Loan B, 5.402%, 2M LIBOR + 3.000%, 08/25/22	7,271,683	7,241,382
TKC Holdings, Inc. 1st Lien Term Loan, 6.160%, 2M LIBOR + 3.750%, 02/01/23	5,455,884	5,346,766

		13,126,907

IT Services—0.0%
McAfee LLC 2018 USD Term Loan B, 6.080%, 09/30/24	1,338,563	1,337,935

Leisure Time—0.1%
Alterra Mountain Co. Term Loan B1, 5.439%, 1M LIBOR + 3.000%, 07/31/24	4,041,243	4,030,509

Lodging—0.5%
Boyd Gaming Corp. Term Loan B3, 4.622%, 1M LIBOR + 2.250%, 09/15/23	3,976,809	3,962,393
Caesars Resort Collection LLC 1st Lien Term Loan B, 5.152%, 1M LIBOR + 2.750%, 12/22/24	8,668,000	8,519,404
MGM Growth Properties Operating Partnership L.P. Term Loan B, 4.403%, 1M LIBOR + 2.000%, 03/21/25	2,438,502	2,427,833

		14,909,630

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Machinery-Construction & Mining—0.0%
Brookfield WEC Holdings, Inc. 1st Lien Term Loan, 5.902%, 1M LIBOR + 3.500%, 08/01/25	159,599	$159,699

Media—1.1%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 5.580%, 1M LIBOR + 3.250%, 07/23/21	6,922,809	6,332,640
Entercom Media Corp. Term Loan B, 5.152%, 1M LIBOR + 2.750%, 11/18/24	3,435,715	3,440,009
iHeartCommunications, Inc. Exit Term Loan, 05/01/26 (k)	7,760,000	7,779,400
Lions Gate Capital Holdings LLC Term Loan B, 4.653%, 1M LIBOR + 2.250%, 03/24/25	3,271,844	3,257,530
Nexstar Broadcasting, Inc. Term Loan B4, 06/19/26 (k)	4,790,000	4,779,021
Unitymedia Finance LLC Term Loan B, 4.644%, 1M LIBOR + 2.250%, 09/30/25	130,000	129,773
Univision Communications, Inc. Term Loan C5, 5.152%, 1M LIBOR + 2.750%, 03/15/24	8,445,503	8,055,650

		33,774,023

Packaging & Containers—0.5%
Berry Global, Inc. Term Loan Q, 4.451%, 1M LIBOR + 2.000%, 10/01/22	8,435,786	8,389,145
Reynolds Group Holdings, Inc. Term Loan, 5.189%, 1M LIBOR + 2.750%, 02/05/23	7,892,230	7,844,245

		16,233,390

Pharmaceuticals—0.1%
Change Healthcare Holdings LLC Term Loan B, 5.189%, 1M LIBOR + 2.750%, 03/01/24	4,501,458	4,472,388

Professional Services—0.0%
Trans Union LLC Term Loan B3, 4.439%, 1M LIBOR + 2.000%, 04/10/23	974,011	973,924

Retail—1.1%
Academy, Ltd.
Term Loan B, 6.454%, 1M LIBOR + 4.000%, 07/01/22	8,766,906	6,334,089
CWGS Group LLC Term Loan, 5.152%, 1M LIBOR + 2.750%, 11/08/23	1,300,075	1,202,569
Michaels Stores, Inc. Term Loan B, 4.929%, 1M LIBOR + 2.500%, 01/30/23	6,531,775	6,344,019

Retail—(Continued)
Party City Holdings, Inc. Term Loan B, 4.940%, 1M LIBOR + 2.500%, 08/19/22	3,418,109	3,402,444
Petco Animal Supplies, Inc. Term Loan B, 5.833%, 3M LIBOR + 3.250%, 01/26/23	4,922,557	3,839,595
PetSmart, Inc. Term Loan B2, 6.720%, 1M LIBOR + 3.000%, 03/11/22	12,656,987	12,312,084

		33,434,800

Software—0.7%
Almonde, Inc. 1st Lien Term Loan, 6.101%, 1M LIBOR + 3.500%, 06/13/24	4,183,411	4,085,176
DigiCert, Inc. Term Loan B1, 6.402%, 1M LIBOR + 4.000%, 10/31/24	4,417,686	4,409,403
First Data Corp. Term Loan, 4.437%, 1M LIBOR + 2.000%, 04/26/24	5,599,274	5,599,280
MA FinanceCo. LLC Term Loan B3, 4.939%, 1M LIBOR + 2.500%, 06/21/24	450,120	442,243
Seattle Spinco, Inc. Term Loan B3, 4.939%, 1M LIBOR + 2.500%, 06/21/24	3,039,772	2,986,576
Ultimate Software Group, Inc. (The) Term Loan B, 6.080%, 3M LIBOR + 3.750%, 05/04/26	4,060,000	4,071,672

		21,594,350

Telecommunications—0.6%
Intelsat Jackson Holdings S.A. Term Loan B3, 6.180%, 1M LIBOR + 3.750%, 11/27/23	2,489,500	2,465,382
Level 3 Financing, Inc. Term Loan B, 4.689%, 1M LIBOR + 2.250%, 02/22/24	7,470,000	7,417,867
Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 6.830%, 3M LIBOR + 4.500%, 11/01/24	2,274,228	2,136,353
UPC Financing Partnership Term Loan AR, 4.895%, 1M LIBOR + 2.500%, 01/15/26	7,362,937	7,361,368

		19,380,970

Trucking & Leasing—0.2%
Avolon TLB Borrower 1 (U.S.) LLC Term Loan B3, 4.133%, 1M LIBOR + 2.000%, 01/15/25	7,364,791	7,362,236

Total Floating Rate Loans (Cost $337,124,155)		332,036,198

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Foreign Government—8.4%

Security Description	Principal Amount*	Value

Regional Government—0.8%
Provincia de Buenos Aires
6.500%, 02/15/23 (144A) (l)	18,280,000	$15,282,263
7.875%, 06/15/27 (144A) (l)	1,800,000	1,336,518
9.125%, 03/16/24 (144A) (l)	4,040,000	3,373,440
Provincia de Cordoba 7.450%, 09/01/24 (144A)	5,450,000	4,278,305

		24,270,526

Sovereign—7.6%
Abu Dhabi Government International Bond 4.125%, 10/11/47 (144A)	11,190,000	12,251,707
Argentina POM Politica Monetaria 63.705%, ARLLMON + 0.000%, 06/21/20 (ARS) (b)	307,940,000	7,089,586
Argentine Republic Government International Bonds
4.625%, 01/11/23 (a)	6,480,000	5,197,025
5.625%, 01/26/22	3,620,000	3,051,696
6.875%, 04/22/21	2,210,000	1,939,275
7.500%, 04/22/26 (a)	5,890,000	4,956,494
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	1,500,000	1,601,250
Bermuda Government International Bond 4.138%, 01/03/23 (144A)	2,000,000	2,077,520
Bonos de la Nacion Argentina con Ajuste por CER 4.000%, 03/06/20 (ARS) (l)	95,160,000	3,239,169
Brazil Notas do Tesouro Nacional
10.000%, 01/01/21 (BRL)	29,517,000	7,735,247
10.000%, 01/01/27 (BRL)	46,432,000	13,284,274
Brazilian Government International Bond 6.000%, 04/07/26 (a)	6,470,000	7,448,005
Ecuador Government International Bonds
7.950%, 06/20/24	9,590,000	10,045,621
8.750%, 06/02/23 (144A)	1,740,000	1,898,792
10.750%, 01/31/29 (144A)	3,400,000	3,833,534
Egypt Government International Bond 7.600%, 03/01/29 (144A)	4,710,000	4,965,989
Ghana Government International Bonds
7.625%, 05/16/29 (144A)	10,140,000	10,302,970
8.125%, 01/18/26 (l)	4,200,000	4,515,000
8.125%, 03/26/32 (144A)	5,880,000	5,969,470
8.950%, 03/26/51 (144A) (l)	770,000	797,107
Indonesia Government International Bonds
5.125%, 01/15/45	3,000,000	3,379,992
5.250%, 01/17/42	6,140,000	6,993,918
Indonesia Treasury Bonds
7.000%, 05/15/22 (IDR)	9,560,000,000	674,326
7.000%, 05/15/27 (IDR)	382,929,000,000	26,454,488
8.375%, 09/15/26 (IDR)	66,608,000,000	5,005,852
Kenya Government International Bond 7.000%, 05/22/27 (144A)	11,230,000	11,723,558
Kuwait International Government Bond 3.500%, 03/20/27 (144A)	11,030,000	11,740,883
Mexico Government International Bond 4.125%, 01/21/26 (a)	8,170,000	8,545,820

Sovereign—(Continued)
Qatar Government International Bond
4.817%, 03/14/49 (144A)	3,800,000	4,354,952
5.103%, 04/23/48 (144A)	10,100,000	12,031,625
Russian Federal Bond - OFZ 7.050%, 01/19/28 (RUB)	1,755,525,000	27,391,590
Senegal Government International Bond 6.250%, 05/23/33 (144A) (l)	8,470,000	8,191,473

		238,688,208

Total Foreign Government (Cost $276,437,684)		262,958,734

Asset-Backed Securities—8.2%

Asset-Backed - Credit Card—0.1%
CreditShop Credit Card Co. LLC 10.460%, 1M LIBOR + 8.000%, 10/15/22 (144A) (b)	3,862,454	3,862,454

Asset-Backed - Home Equity—0.3%
Asset-Backed Securities Corp. Home Equity Loan Trust 5.244%, 1M LIBOR + 2.850%, 04/15/33 (b)	390	393
Bear Stearns Asset-Backed Securities Trust 3.144%, 1M LIBOR + 0.740%, 01/25/34 (b)	11,660	11,209
EMC Mortgage Loan Trust 3.304%, 1M LIBOR + 0.900%, 05/25/43 (144A) (b)	140,431	139,756
Structured Asset Securities Corp. Mortgage Loan Trust 2.624%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	2,595,757	123,851
WaMu Asset-Backed Certificates Trust 2.574%, 1M LIBOR + 0.170%, 07/25/47 (b)	9,444,992	7,379,180

		7,654,389

Asset-Backed - Manufactured Housing—0.2%
Origen Manufactured Housing Contract Trust
4.335%, 10/15/37 (b)	1,001,822	973,220
4.946%, 04/15/37 (b)	1,071,102	1,017,948
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (b)	3,317,552	3,215,626

		5,206,794

Asset-Backed - Other—7.6%
AIMCO CLO 6.272%, 3M LIBOR + 3.680%, 07/20/29 (144A) (b)	6,750,000	6,733,138
American Money Management Corp. CLO, Ltd. 8.398%, 3M LIBOR + 5.810%, 04/17/29 (144A) (b)	6,600,000	6,377,250
Amortizing Residential Collateral Trust 4.204%, 3M LIBOR + 5.810%, 08/25/32 (b)	23,169	21,238
Applebee’s Funding LLC / IHOP Funding LLC 4.194%, 06/07/49 (144A)	3,000,000	3,031,575
Ares CLO, Ltd. 9.147%, 3M LIBOR + 6.550%, 10/15/29 (144A) (b)	9,300,000	9,079,125

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Avery Point CLO, Ltd. 5.515%, 3M LIBOR + 2.950%, 08/05/27 (144A) (b)	2,280,000	$2,258,785
Barings CLO, Ltd. 10.051%, 3M LIBOR + 7.450%, 07/18/29 (144A) (b)	1,700,000	1,511,834
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,517,585	1,135,382
Benefit Street Partners CLO, Ltd. 6.392%, 3M LIBOR + 3.800%, 01/20/29 (144A) (b)	3,360,000	3,358,095
BlueMountain CLO, Ltd.
3.570%, 3M LIBOR + 1.050%, 11/20/28 (144A) (b)	2,925,000	2,919,232
8.270%, 3M LIBOR + 5.750%, 11/20/28 (144A) (b)	3,350,000	3,277,630
Carlyle Global Market Strategies, Ltd. 3.568%, 3M LIBOR + 1.050%, 05/15/31 (144A) (b)	9,638,348	9,562,812
Carlyle U.S. CLO, Ltd. 6.292%, 3M LIBOR + 3.700%, 07/20/31 (144A) (b)	9,500,000	9,482,159
Catskill Park CLO, Ltd.
8.592%, 3M LIBOR + 6.000%, 04/20/29 (144A) (b)	7,600,000	7,360,319
Cent CLO 24, Ltd. 5.747%, 3M LIBOR + 3.150%, 10/15/26 (144A) (b)	5,240,000	5,226,764
Cook Park CLO, Ltd. 7.988%, 3M LIBOR + 5.400%, 04/17/30 (144A) (b)	750,000	694,328
Countrywide Asset-Backed Certificates Trust 4.279%, 1M LIBOR + 1.875%, 06/25/34 (b)	114,427	106,810
Countrywide Revolving Home Equity Loan Resecuritization Trust 2.694%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	131,573	120,860
Countrywide Revolving Home Equity Loan Trust 2.534%, 1M LIBOR + 0.140%, 07/15/36 (b)	220,768	211,551
Cumberland Park CLO, Ltd.
5.292%, 3M LIBOR + 2.700%, 07/20/28 (144A) (b)	1,250,000	1,234,345
8.242%, 3M LIBOR + 5.650%, 07/20/28 (144A) (b)	2,400,000	2,393,160
CVP CLO, Ltd. 5.242%, 3M LIBOR + 2.650%, 01/20/31 (144A) (b)	4,500,000	4,233,136
Dividend Solar Loans LLC 3.670%, 08/22/39 (144A)	6,260,000	6,259,023
Flatiron CLO, Ltd. 3.768%, 3M LIBOR + 1.250%, 05/15/30 (144A) (b)	8,480,000	8,492,915
Greenwood Park CLO, Ltd. 7.737%, 3M LIBOR + 4.950%, 04/15/31 (144A)	7,380,000	6,728,088
Greywolf CLO, Ltd. 6.538%, 3M LIBOR + 3.950%, 04/17/30 (144A) (b)	4,480,000	4,467,622
KKR CLO, Ltd.
3.694%, 3M LIBOR + 1.250%, 01/20/29 (144A) (b)	3,990,000	3,990,128
3.777%, 3M LIBOR + 1.180%, 01/15/31 (144A) (b)	3,710,000	3,706,472
LCM, Ltd. 8.092%, 3M LIBOR + 5.500%, 10/20/28 (144A) (b)	5,000,000	4,694,985
Long Beach Mortgage Loan Trust 2.903%, 1M LIBOR + 0.520%, 01/21/31 (b)	13,845	13,608
Madison Park Funding, Ltd.
3.782%, 3M LIBOR + 1.200%, 07/29/30 (144A) (b)	6,680,000	6,678,717
4.110%, 3M LIBOR + 1.530%, 07/25/29 (144A) (b)	8,030,000	8,054,829
Midocean Credit CLO VII 6.477%, 3M LIBOR + 3.880%, 07/15/29 (144A) (b)	4,000,000	3,990,132

Asset-Backed - Other—(Continued)
Mill City Solar Loan, Ltd. 4.340%, 03/20/43 (144A)	1,580,201	1,631,356
Neuberger Berman CLO, Ltd. 9.142%, 3M LIBOR + 6.550%, 04/22/29 (144A) (b)	250,000	244,894
Oaktree CLO, Ltd.
6.375%, 3M LIBOR + 3.800%, 04/22/30 (144A) (b)	5,300,000	5,286,522
7.792%, 3M LIBOR + 5.200%, 10/20/27 (144A) (b)	5,500,000	5,347,083
Ocean Trails CLO 10.347%, 3M LIBOR + 7.750%, 07/15/28 (144A) (b)	5,120,000	5,119,345
Octagon Investment Partners, Ltd. 8.347%, 3M LIBOR + 5.750%, 07/15/27 (144A) (b)	4,910,000	4,847,466
PPM CLO 3, Ltd. Zero Coupon, 3M LIBOR + 1.400%, 07/17/30 (144A) (b)	3,200,000	3,198,400
Ratchet Trading, Ltd. 15.190%, 01/26/27 (144A) (b)	1,218,111	1,213,628
SACO I Trust 2.744%, 1M LIBOR + 0.340%, 03/25/36 (b)	39,954	39,269
Saranac CLO III, Ltd. 5.593%, 3M LIBOR + 3.250%, 06/22/30 (144A) (b)	4,652,500	4,519,476
SBA Small Business Investment Cos. 2.845%, 03/10/27	3,846,977	3,909,478
SoFi Consumer Loan Program LLC 3.280%, 01/26/26 (144A)	1,616,767	1,629,704
Sound Point CLO, Ltd.
3.686%, 3M LIBOR + 1.100%, 07/26/31 (144A) (b)	3,000,000	2,966,208
3.879%, 3M LIBOR + 1.400%, 04/15/32 (144A) (b)	6,680,000	6,679,699
8.597%, 3M LIBOR + 6.000%, 04/15/29 (144A) (b)	250,000	240,632
Symphony CLO, Ltd.
3.561%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	4,000,000	3,947,408
3.601%, 3M LIBOR + 1.320%, 07/16/32 (144A) (b)	2,860,000	2,860,000
TCI-Symphony CLO, Ltd.
5.597%, 3M LIBOR + 3.000%, 10/13/29 (144A) (b)	1,700,000	1,671,969
8.097%, 3M LIBOR + 5.500%, 10/13/29 (144A) (b)	5,150,000	4,871,745
Thayer Park CLO, Ltd. 8.692%, 3M LIBOR + 6.100%, 04/20/29 (144A) (b)	8,400,000	8,205,935
Treman Park CLO, Ltd.
5.242%, 3M LIBOR + 2.650%, 10/20/28 (144A) (b)	1,250,000	1,227,585
8.092%, 3M LIBOR + 5.500%, 10/20/28 (144A) (b)	2,000,000	1,962,648
Upgrade Pass-Through Trust
5.339%, 10/15/24 (144A)	1,365,446	1,370,771
12.075%, 09/15/24 (144A)	1,529,377	1,529,841
14.960%, 12/27/27 (144A) (b)	1,473,867	1,465,644
15.309%, 08/15/24 (144A)	1,740,716	1,741,243
15.498%, 06/15/24 (144A)	1,512,204	1,512,662
16.537%, 05/15/24 (144A)	1,419,845	1,419,564
Venture CLO, Ltd.
3.622%, 3M LIBOR + 1.030%, 04/20/31 (144A) (b)	6,380,000	6,308,678
8.527%, 3M LIBOR + 5.340%, 04/15/27 (144A)	4,000,000	3,914,636
Voya CLO, Ltd. 8.617%, 3M LIBOR + 6.020%, 06/07/30 (144A) (b)	3,500,000	3,401,149
WhiteHorse, Ltd. 6.247%, 3M LIBOR + 3.650%, 10/15/31 (144A) (b)	6,180,000	6,101,483

		237,792,168

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—0.0%
SoFi Professional Loan Program LLC Zero Coupon, 08/25/36 (144A)	500	$736,479

Total Asset-Backed Securities (Cost $258,340,640)		255,252,284

Mortgage-Backed Securities—7.4%

Collateralized Mortgage Obligations—5.1%
Banc of America Funding Corp. 2.560%, 02/27/37 (144A) (b)	16,176,115	13,485,285
Banc of America Funding Trust
3.081%, 03/27/36 (144A) (b)	5,931,000	5,236,127
3.163%, 1M LIBOR + 0.165%, 09/29/36 (144A) (b)	40,497,519	31,781,036
10.350%, 01/27/30 (144A) (b)	16,216,277	7,545,353
Banc of America Mortgage Trust 4.327%, 09/25/35 (b)	55,989	54,937
BCAP LLC Trust
2.640%, 10/28/36 (144A) (b)	1,136,043	1,130,628
4.392%, 05/26/47 (144A) (b)	7,058,102	6,898,412
Bear Stearns Asset-Backed Securities Trust 23.165%, -4.33x 1M LIBOR + 33.583%, 07/25/36 (b)	385,643	632,989
Countrywide Alternative Loan Trust
3.044%, 1M LIBOR + 0.640%, 07/25/35 (b)	817,301	799,498
5.750%, 01/25/37	2,152,841	1,796,716
6.000%, 01/25/37	2,053,629	1,891,972
11.650%, -2.2x 1M LIBOR + 16.940%, 06/25/35 (b)	1,469,846	1,763,553
15.587%, -3x 1M LIBOR + 22.800%, 02/25/36 (b)	1,451,065	1,647,440
18.983%, -4x 1M LIBOR + 28.600%, 07/25/36 (b)	2,404,454	3,698,948
24.574%, -6x 1M LIBOR + 39.000%, 08/25/37 (b)	1,153,705	2,023,175
Countrywide Alternative Loan Trust Resecuritization
6.000%, 08/25/37 (b)	2,959,810	2,091,004
Countrywide Home Loan Reperforming Loan REMIC Trust 3.773%, 03/25/35 (144A) (b) (m)	4,853,484	583,120
Credit Suisse Mortgage Trust 17.301%, -5.5x 1M LIBOR + 30.525%, 02/25/36 (b)	1,174,140	1,634,425
Flagstar Mortgage Trust 3.500%, 04/25/48 (144A) (b)	12,041,723	12,149,737
GreenPoint MTA Trust 2.844%, 1M LIBOR + 0.440%, 06/25/45 (b)	1,186,583	1,121,011
GSMPS Mortgage Loan Trust 2.804%, 1M LIBOR + 0.400%, 04/25/36 (144A) (b)	675,944	573,371
HarborView Mortgage Loan Trust 3.404%, 1M LIBOR + 1.000%, 10/25/37 (b)	1,180,227	1,201,102
IndyMac INDX Mortgage Loan Trust 3.124%, 1M LIBOR + 0.720%, 01/25/35 (b)	837,877	710,770
JPMorgan Mortgage Trust
2.500%, 03/25/43 (144A) (b)	8,534	8,503
3.500%, 10/25/48 (144A) (b)	8,775,930	8,873,046
6.500%, 01/25/36	93,803	73,872
JPMorgan Resecuritization Trust 2.640%, 1M LIBOR + 0.210%, 07/27/46 (144A) (b)	1,585,955	1,587,956
Lehman XS Trust
2.564%, 1M LIBOR + 0.160%, 03/25/47 (b)	1,202,061	1,184,324
2.604%, 1M LIBOR + 0.200%, 08/25/46 (b)	1,993,798	1,918,193

Collateralized Mortgage Obligations—(Continued)
MASTR Seasoned Securitization Trust 4.027%, 10/25/32 (b)	122,713	125,788
Merrill Lynch Mortgage Investors Trust
4.644%, 08/25/33 (b)	524,528	500,845
4.801%, 05/25/34 (b)	36,275	36,541
Morgan Stanley Mortgage Loan Trust 2.724%, 1M LIBOR + 0.320%, 01/25/35 (b)	552,100	548,255
New Residential Mortgage Loan Trust 4.250%, 09/25/56 (144A) (b)	7,452,219	7,755,651
Nomura Resecuritization Trust 2.950%, 1M LIBOR + 0.260%, 02/26/46 (144A) (b)	4,868,000	4,740,518
NovaStar Mortgage Funding Trust 1.836%, 1M LIBOR + 0.380%, 09/25/46 (b)	679,071	632,995
Prime Mortgage Trust
5.500%, 05/25/35 (144A)	210,248	192,145
6.000%, 05/25/35 (144A)	2,111,930	1,728,781
RBSGC Mortgage Loan Trust 2.854%, 1M LIBOR + 0.450%, 01/25/37 (b)	585,967	356,082
Residential Accredit Loans, Inc. Trust 3.752%, 11/25/37 (b)	3,429,268	3,165,186
Residential Asset Securitization Trust 5.750%, 02/25/36	1,720,039	1,745,483
Sequoia Mortgage Trust
3.232%, 6M LIBOR + 0.680%, 06/20/33 (b)	77,852	78,130
3.712%, 07/25/45 (144A) (b)	9,902	10,081
Structured Adjustable Rate Mortgage Loan Trust
3.940%, 1M LIBOR + 1.500%, 09/25/37 (b)	3,551,942	3,527,636
4.293%, 09/25/35 (b)	644,447	571,451
4.364%, 01/25/35 (b)	327,791	325,006
Structured Asset Mortgage Investments Trust
2.614%, 1M LIBOR + 0.210%, 05/25/46 (b)	195,097	168,082
2.684%, 1M LIBOR + 0.280%, 02/25/36 (b)	3,398,476	3,239,449
WaMu Mortgage Pass-Through Certificates Trust
2.345%, COF 11 + 1.250%, 03/25/47 (b)	1,596,694	1,539,298
2.674%, 1M LIBOR + 0.270%, 12/25/45 (b)	399,156	403,040
2.884%, 1M LIBOR + 0.480%, 12/25/45 (b)	11,704,571	8,645,256
3.982%, 09/25/36 (b)	577,508	536,334
4.197%, 10/25/34 (b)	481,893	486,940
4.264%, 08/25/33 (b)	1,061,145	1,066,572
4.276%, 1M LIBOR + 6.680%, 04/25/37 (b) (m)	10,307,266	3,016,467
Wells Fargo Mortgage-Backed Securities Trust
4.905%, 10/25/35 (b)	28,123	28,786
4.994%, 06/25/35 (b)	30,534	30,902

		159,298,203

Commercial Mortgage-Backed Securities—2.3%
BAMLL Re-REMIC Trust 6.006%, 08/10/45 (144A) (b)	10,750,262	7,561,735
Credit Suisse Commercial Mortgage Trust
5.373%, 12/15/39	550,353	365,768
5.869%, 09/15/40 (b)	4,043,809	3,028,559
6.701%, 06/15/38 (b)	576,992	318,120
10.014%, 1M LIBOR + 7.620%, 07/15/32 (144A) (b)	26,600,000	26,467,849

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	6,620,000	$6,216,571
DBUBS Mortgage Trust 3.750%, 08/10/44 (144A)	5,180,000	3,665,782
GE Business Loan Trust 2.814%, 1M LIBOR + 0.420%, 05/15/34 (144A) (b)	402,870	378,294
GE Commercial Mortgage Corp. Trust 5.677%, 12/10/49 (b)	220,000	50,792
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (b)	1,034,812	724,296
GS Mortgage Securities Trust 5.622%, 11/10/39	1,497,636	1,317,919
JPMorgan Chase Commercial Mortgage Securities Trust 6.583%, 02/15/51 (b)	124,159	118,677
Lone Star Portfolio Trust
9.544%, 1M LIBOR + 7.150%, 09/15/28 (144A) (b)	5,545,947	5,559,636
9.612%, 1M LIBOR + 7.218%, 09/15/20 (144A) (b)	2,427,167	2,440,588
ML-CFC Commercial Mortgage Trust
5.450%, 08/12/48 (b)	476,042	304,858
5.450%, 08/12/48 (144A) (b)	54,467	34,881
6.193%, 09/12/49 (b)	556,742	234,277
6.222%, 09/12/49 (b)	769,405	323,688
Morgan Stanley Capital Trust 5.399%, 12/15/43	1,017,656	754,510
Multifamily Trust 14.743%, 04/25/46 (144A) (b)	8,174,760	8,271,231
UBS-Barclays Commercial Mortgage Trust
5.000%, 05/10/63 (144A) (b)	4,530,000	3,043,446
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (b)	1,135,728	1,168,049

		72,349,526

Total Mortgage-Backed Securities (Cost $213,141,714)		231,647,729

U.S. Treasury & Government Agencies—4.8%

Agency Sponsored Mortgage - Backed—4.2%
Fannie Mae 15 Yr. Pool
3.000%, TBA (n)	100,000	101,938
5.000%, 12/01/21	4,555	4,661
Fannie Mae 20 Yr. Pool 3.000%, 12/01/37	1,865,262	1,898,811
Fannie Mae 30 Yr. Pool
3.000%, 11/01/46	3,230,345	3,270,566
3.000%, 11/01/48	773,492	781,541
4.000%, TBA (n)	600,000	619,980
5.000%, 01/01/39	245,067	265,585
5.000%, 06/01/40	139,579	151,614
5.000%, 07/01/40	99,142	107,716
5.000%, 11/01/48	527,868	559,680
5.000%, TBA (n)	700,000	739,767
6.000%, 07/01/38	14,515	16,090
6.500%, 08/01/31	273	303

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 12/01/36	858	1,005
6.500%, 06/01/37	15,497	17,188
6.500%, 10/01/37	12,333	14,026
7.000%, 05/01/26	1,037	1,085
7.000%, 07/01/30	240	244
7.000%, 01/01/31	250	269
7.000%, 07/01/31	1,136	1,212
7.000%, 09/01/31	2,379	2,631
7.000%, 10/01/31	2,298	2,614
7.000%, 11/01/31	16,693	17,655
7.000%, 01/01/32	5,296	5,394
7.500%, 12/01/29	423	428
7.500%, 01/01/30	355	415
7.500%, 02/01/30	294	295
7.500%, 06/01/30	100	101
7.500%, 08/01/30	76	77
7.500%, 09/01/30	492	556
7.500%, 10/01/30	23	24
7.500%, 11/01/30	9,167	9,600
7.500%, 02/01/31	1,046	1,055
8.000%, 08/01/27	169	172
8.000%, 07/01/30	424	507
8.000%, 09/01/30	366	381
Fannie Mae Pool
3.500%, 02/01/47	11,974,308	12,343,135
3.500%, 02/01/48	97,111	99,924
4.000%, 06/01/49	100,000	103,699
Fannie Mae REMICS (CMO)
2.754%, 1M LIBOR + 0.350%, 05/25/34 (b)	90,301	90,109
4.500%, 06/25/29	164,804	170,811
Freddie Mac 20 Yr. Gold Pool
3.000%, 02/01/38	2,162,329	2,191,815
3.000%, 04/01/38	1,930,097	1,957,952
Freddie Mac 30 Yr. Gold Pool
3.000%, 04/01/47	1,485,378	1,504,385
3.000%, 04/01/49	6,400,794	6,460,104
4.000%, 05/01/48	23,036	23,948
4.000%, 07/01/48	558,490	580,015
4.000%, 09/01/48	2,084,035	2,156,248
4.000%, 10/01/48	166,594	173,314
4.000%, 11/01/48	344,774	358,069
4.000%, 12/01/48	959,901	993,262
4.000%, 01/01/49	1,054,636	1,090,964
5.000%, 11/01/48	85,470	90,533
6.000%, 12/01/36	11,020	12,203
6.000%, 02/01/37	11,059	12,527
7.000%, 03/01/39	87,245	101,534
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.375%, 08/25/42 (b) (m)	70,400,000	2,614,304
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
5.654%, 1M LIBOR + 3.250%, 07/25/29 (b)	11,730,000	12,398,123
5.854%, 1M LIBOR + 3.450%, 10/25/29 (b)	17,780,000	19,011,534
6.854%, 1M LIBOR + 4.450%, 03/25/30 (b)	8,840,000	9,576,995
6.904%, 1M LIBOR + 4.500%, 02/25/24 (b)	2,210,000	2,453,583

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
7.554%, 1M LIBOR + 5.150%, 10/25/29 (b)	10,500,000	$11,955,348
13.404%, 1M LIBOR + 11.000%, 10/25/48 (144A) (b)	6,500,000	7,291,265
Ginnie Mae I 30 Yr. Pool
3.000%, 09/15/42	32,497	33,246
3.000%, 11/15/42	37,088	37,941
3.500%, 06/15/48	3,933,369	4,078,555
5.000%, 04/15/35	8,652	9,386
5.500%, 01/15/34	40,342	45,551
5.500%, 04/15/34	12,264	13,793
5.500%, 07/15/34	69,770	78,782
5.500%, 10/15/34	43,818	47,941
5.750%, 10/15/38	93,772	102,004
6.000%, 02/15/33	1,184	1,351
6.000%, 03/15/33	3,894	4,355
6.000%, 06/15/33	3,523	4,010
6.000%, 07/15/33	5,993	6,733
6.000%, 09/15/33	4,909	5,372
6.000%, 10/15/33	2,373	2,639
6.000%, 08/15/34	13,624	14,910
6.500%, 03/15/29	742	815
6.500%, 02/15/32	695	807
6.500%, 03/15/32	761	886
6.500%, 11/15/32	3,627	4,063
7.000%, 03/15/31	91	92
Ginnie Mae II 30 Yr. Pool
3.000%, 01/20/47	76,894	78,675
3.000%, 09/20/47	697,171	712,952
3.000%, 11/20/47	2,789,858	2,853,009
3.500%, 06/20/44	1,724,004	1,791,727
3.500%, 03/20/45	39,084	40,546
3.500%, TBA (n)	6,600,000	6,815,531
4.000%, 11/20/47	321,852	335,437
4.000%, 12/20/47	163,983	170,831
4.000%, 01/20/49	196,465	203,703
4.000%, TBA (n)	1,000,000	1,036,602
5.000%, 08/20/34	42,879	46,136
5.000%, 12/20/48	1,755,102	1,835,344
5.000%, 01/20/49	882,285	922,622
5.500%, 03/20/34	6,145	6,731
6.000%, 05/20/32	8,377	9,608
6.000%, 11/20/33	9,869	11,313
Ginnie Mae II ARM Pool
3.850%, 1Y H15 + 1.440%, 01/20/60 (b)	601,094	616,047
4.154%, 1Y H15 + 1.755%, 05/20/60 (b)	454,872	466,615
Government National Mortgage Association (CMO)
0.337%, 03/16/47 (b) (m)	6,214,376	69,918
0.425%, 04/16/52 (b) (m)	10,231,556	129,530
0.793%, 07/16/58 (b) (m)	3,830,241	261,555
2.767%, 1M LIBOR + 0.300%, 05/20/68 (b)	2,900,509	2,884,360
3.000%, 04/20/41	399,600	403,085

		130,605,998

U.S. Treasury—0.6%
U.S. Treasury Bond
3.000%, 02/15/49	420,000	460,622
U.S. Treasury Note 1.625%, 03/15/20 (a)	20,000,000	19,941,406

		20,402,028

Total U.S. Treasury & Government Agencies (Cost $149,937,882)		151,008,026

Convertible Bonds—1.4%

Internet—0.2%
Twitter, Inc. 1.000%, 09/15/21	5,490,000	5,254,442

Media—0.6%
DISH Network Corp.
2.375%, 03/15/24	2,130,000	1,967,620
3.375%, 08/15/26 (a)	8,440,000	8,205,234
Liberty Latin America, Ltd. 2.000%, 07/15/24	2,450,000	2,466,644
Liberty Media Corp. 2.125%, 03/31/48	6,410,000	6,221,706

		18,861,204

Oil & Gas—0.4%
Chesapeake Energy Corp. 5.500%, 09/15/26 (a)	4,120,000	3,288,496
Whiting Petroleum Corp. 1.250%, 04/01/20	9,480,000	9,171,900

		12,460,396

Pharmaceuticals—0.1%
Teva Pharmaceutical Finance Co. LLC 0.250%, 02/01/26	4,560,000	4,169,550

Pipelines—0.1%
Cheniere Energy, Inc. 4.250%, 03/15/45 (a)	4,280,000	3,351,668

Total Convertible Bonds (Cost $44,624,967)		44,097,260

Convertible Preferred Stock—0.2%

Banks—0.2%
Wells Fargo & Co., Series L 7.500% (Cost $5,598,292)	4,965	6,773,253

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Municipals—0.1%

Security Description	Principal Amount*/ Shares	Value
Massachusetts State Development Finance Agency, Board Institute, Revenue Bond 5.375%, 04/01/41	400,000	$428,348
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.000%, 12/15/30	750,000	818,888
5.000%, 12/15/31	1,550,000	1,688,771
Virginia Housing Development Authority 6.000%, 06/25/34	554,492	588,649

Total Municipals (Cost $3,435,672)		3,524,656

Preferred Stocks—0.1%

Banks—0.0%
Citigroup Capital, 8.953%, 3M LIBOR + 6.370%, 10/30/40 (b)	48,560	1,339,770

Capital Markets—0.1%
B. Riley Financial, Inc., 6.875%, 09/30/23 (a)	64,075	1,646,728

Total Preferred Stocks (Cost $2,896,890)		2,986,498

Common Stocks—0.1%

Diversified Consumer Services—0.0%
Ascent CNR Corp. - Class A (p)	1,399,556	27,991

Media—0.0%
Cengage Learning, Inc. (p)	10,995	137,438
ION Media Networks, Inc.	785	539,687

		677,125

Oil, Gas & Consumable Fuels—0.1%
Berry Petroleum Corp. (a)	169,957	1,801,544

Total Common Stocks (Cost $4,090,193)		2,506,660

Escrow Shares—0.0%

Energy Equipment & Services—0.0%
Hercules Offshore, Inc.(g) (o) (p)	10,611	7,017

Forest Products & Paper—0.0%
Sino-Forest Corp. (g) (o) (f)	1,246,000	0
Sino-Forest Corp. (g) (o) (f)	500,000	0

		0

Oil & Gas—0.0%
Berry Petroleum Co. LLC (f)(g) (o)	850,000	0
Berry Petroleum Co. LLC (f) (g) (o)	1,040,000	0

		0

Total Escrow Shares (Cost $463,409)		7,017

Short-Term Investments—0.2%
Security Description	Principal Amount*	Value

Repurchase Agreements—0.2%
Bank of America N.A. Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $3,000,618; collateralized by U.S. Treasury Note at 3.000%, maturing 11/15/44, with a market value of $3,000,836.	3,000,000	$3,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $1,945,221; collateralized by U.S. Treasury Note at 2.375%, maturing 03/15/22, with a market value of $1,987,445.	1,945,026	1,945,026

Total Short-Term Investments (Cost $4,945,026)		4,945,026

Securities Lending Reinvestments (q)—11.3%

Certificates of Deposit—8.0%
Banco Del Estado De Chile New York
2.564%, 1M LIBOR + 0.160%, 11/22/19 (b)	5,000,000	5,000,425
2.592%, 1M LIBOR + 0.180%, 10/09/19 (b)	3,000,000	3,000,423
Banco Santander S.A. 2.600%, 07/05/19	3,000,000	3,000,156
Bank of Montreal (Chicago)
2.512%, 1M LIBOR + 0.100%, 10/11/19 (b)	3,000,000	3,000,099
2.590%, SOFR + 0.170%, 02/07/20 (b)	2,000,000	2,000,112
2.751%, 1M LIBOR + 0.330%, 08/06/19 (b)	5,000,000	5,001,435
Bank of Nova Scotia 2.564%, 1M LIBOR + 0.170%, 05/15/20 (b)	10,000,000	9,999,080
Barclays Bank plc
2.950%, 08/02/19	5,000,000	5,002,630
3.000%, 09/19/19	3,060,813	3,004,023
BNP Paribas S.A. New York 2.615%, 3M LIBOR + 0.050%, 11/06/19 (b)	2,000,000	2,000,736
Canadian Imperial Bank of Commerce
2.644%, 1M LIBOR + 0.250%, 10/15/19 (b)	10,000,000	10,003,290
2.660%, 1M LIBOR + 0.270%, 07/19/19 (b)	7,000,000	7,000,616
Chiba Bank, Ltd.
2.400%, 09/19/19	3,000,000	3,000,060
2.450%, 08/12/19	2,000,000	2,000,316
China Construction Bank Corp.
2.600%, 09/05/19	4,000,000	4,000,888
2.630%, 08/30/19	3,000,000	3,000,912
Credit Agricole S.A. 2.593%, 1M LIBOR + 0.210%, 12/20/19 (b)	7,000,000	7,003,542
Credit Industriel et Commercial
Zero Coupon, 08/01/19	2,956,248	2,993,370
2.590%, 1M LIBOR + 0.160%, 03/05/20 (b)	3,000,000	3,000,222
2.687%, 3M LIBOR + 0.090%, 10/15/19 (b)	5,000,000	5,001,385
Credit Suisse AG
2.561%, 1M LIBOR + 0.130%, 11/04/19 (b)	5,000,000	4,999,670
2.580%, 1M LIBOR + 0.140%, 10/02/19 (b)	10,000,000	10,000,040
DZ Bank AG New York Zero Coupon, 07/05/19	1,986,874	1,999,060

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (q)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
HSBC Bank USA, N.A. 2.565%, 3M LIBOR + 0.000%, 08/05/19 (b)	5,000,000	$4,999,600
Industrial & Commercial Bank of China, Ltd.
2.620%, 09/03/19	2,000,000	2,000,316
2.630%, 08/28/19	8,000,000	8,002,624
2.660%, 07/15/19	3,000,000	3,000,351
KBC Bank NV
Zero Coupon, 07/10/19	2,983,899	2,998,410
Zero Coupon, 10/25/19	4,935,000	4,963,174
2.610%, 07/02/19	4,000,000	4,000,000
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 08/09/19	3,973,900	3,989,080
Zero Coupon, 09/24/19	3,976,172	3,977,240
Mizuho Bank, Ltd.
2.524%, 1M LIBOR + 0.120%, 11/27/19 (b)	5,000,000	5,001,285
2.672%, 3M LIBOR + 0.080%, 07/09/19 (b)	3,000,000	3,000,273
MUFG Bank Ltd.
2.574%, 1M LIBOR + 0.170%, 02/24/20 (b)	2,000,000	2,000,006
2.800%, 07/16/19	1,000,000	1,000,200
Natixis New York 2.747%, 3M LIBOR + 0.150%, 10/15/19 (b)	2,000,000	2,000,794
Rabobank International London 2.592%, 1M LIBOR + 0.190%, 04/24/20 (b)	5,000,000	5,002,050
Royal Bank of Canada New York 2.604%, 1M LIBOR + 0.210%, 09/17/19 (b)	8,000,000	8,002,312
Shizuoka Bank 2.570%, 08/06/19	3,000,000	3,000,621
Societe Generale
2.663%, 1M LIBOR + 0.280%, 06/19/20 (b)	2,000,000	1,999,980
2.672%, 3M LIBOR + 0.080%, 07/09/19 (b)	3,000,000	3,000,324
2.730%, FEDEFF PRV + 0.350%, 06/19/20 (b)	2,000,000	1,999,994
Standard Chartered Bank
2.524%, 1M LIBOR + 0.130%, 11/15/19 (b)	4,000,000	4,000,144
2.660%, 08/23/19	10,000,000	10,004,630
Sumitomo Mitsui Banking Corp.
2.542%, 1M LIBOR + 0.130%, 12/09/19 (b)	3,000,000	3,000,147
2.553%, 1M LIBOR + 0.140%, 11/12/19 (b)	2,000,000	2,000,238
2.589%, 1M LIBOR + 0.170%, 08/07/19 (b)	3,000,021	3,000,315
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/06/19	986,338	997,470
Zero Coupon, 08/08/19	986,362	997,340
2.523%, 1M LIBOR + 0.140%, 11/20/19 (b)	4,000,000	4,000,400
2.600%, 07/05/19	9,000,000	9,000,369
Svenska Handelsbanken AB
2.592%, 1M LIBOR + 0.180%, 06/05/20 (b)	5,000,000	5,000,950
2.702%, 1M LIBOR + 0.300%, 10/31/19 (b)	2,000,000	2,001,458
Toronto-Dominion Bank 2.604%, 1M LIBOR + 0.210%, 09/17/19 (b)	6,000,000	6,002,136
U.S. Bank N.A. 2.664%, 1M LIBOR + 0.260%, 07/23/19 (b)	6,000,000	6,000,810
Wells Fargo Bank N.A.
2.721%, 3M LIBOR + 0.140%, 07/11/19 (b)	8,000,000	7,999,612
2.796%, 3M LIBOR + 0.210%, 10/25/19 (b)	4,000,000	4,003,172
Westpac Banking Corp. 2.680%, FEDEFF PRV + 0.300%, 02/14/20 (b)	4,000,000	3,999,978

		250,960,293

Commercial Paper—1.6%
Agricultural Bank of China
2.570%, 09/11/19	2,980,511	2,983,854
2.610%, 08/13/19	4,966,650	4,983,375
Bank of China, Ltd.
2.640%, 09/09/19	993,400	994,724
2.670%, 07/17/19	3,973,300	3,994,524
China Construction Bank Corp.
2.620%, 09/03/19	1,986,609	1,990,438
HSBC Bank plc 2.722%, 1M LIBOR + 0.320%, 07/30/19 (b)	3,000,000	3,000,597
ING Funding LLC 2.600%, 3M LIBOR + 0.040%, 11/04/19 (b)	2,000,000	2,000,506
LMA S.A. & LMA Americas, Corp. 2.570%, 08/14/19	2,974,300	2,990,472
Royal Bank of Canada 2.757%, 3M LIBOR + 0.160%, 01/14/20 (b)	3,000,000	3,002,526
Sheffield Receivables Co. 2.600%, SOFR + 0.180%, 12/03/19 (b)	1,000,000	999,995
Societe Generale 2.812%, 3M LIBOR + 0.410%, 12/18/19 (b)	4,007,096	4,007,592
Starbird Funding Corp. 2.600%, 07/01/19	1,999,603	1,999,590
Thunder Bay Funding LLC 2.540%, 1M LIBOR + 0.100%, 12/05/19 (b)	5,000,000	5,000,260
Toronto-Dominion Bank 2.780%, 1M LIBOR + 0.350%, 11/05/19 (b)	7,000,000	7,006,825
Westpac Banking Corp. 2.552%, 1M LIBOR + 0.150%, 05/29/20 (b)	4,999,143	5,000,015

		49,955,293

Repurchase Agreements—1.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $1,164,599; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24—02/15/47, and an aggregate market value of $1,187,664.	1,164,376	1,164,376
Citadel Clearing LLC Repurchase Agreement dated 06/28/19 at 2.970%, due on 09/30/19 with a maturity value of $8,062,040; collateralized by various Common Stock with an aggregate market value of $8,802,179.	8,000,000	8,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/28/19 at 2.710%, due on 08/02/19 with a maturity value of $9,023,713; collateralized by various Common Stock with an aggregate market value of $9,900,001.	9,000,000	9,000,000
Repurchase Agreement dated 06/28/19 at 2.760%, due on 08/02/19 with a maturity value of $2,005,367; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Securities Lending Reinvestments (q)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $2,900,628; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $2,958,001.	2,900,000	$2,900,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $400,092; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $408,002.	400,000	400,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $1,800,380; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $1,843,264.	1,800,000	1,800,000
Repurchase Agreement dated 06/28/19 at 2.560%, due on 07/05/19 with a maturity value of $2,000,996; collateralized by U.S. Treasury Obligations with rates ranging from 0.250% - 4.750%, maturity dates ranging from 08/15/19 - 02/15/48, and various Common Stock with an aggregate market value of $2,188,624.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $5,101,050; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $5,495,597.	5,100,000	5,100,000
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $4,600,947; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $4,956,813.	4,600,000	4,600,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $7,003,403; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $7,542,977.	7,000,000	7,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $10,004,861; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $10,775,681.	10,000,000	10,000,000

		53,964,376

Total Securities Lending Reinvestments (Cost $354,822,656)		354,879,962

Total Purchased Options— 0.1% (r) (Cost $3,893,268)		1,579,493

Total Investments— 110.2% (Cost $3,393,025,802)		3,447,779,688
Unfunded Loan Commitments— (0.0)% (Cost $(1,282,051))		(1,282,051)
Net Investments— 110.2% (Cost $3,391,743,751)		3,446,497,637
Other assets and liabilities (net)—(10.2)%		(318,364,903)

Net Assets—100.0%		$3,128,132,734

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $337,159,536 and the collateral received consisted of cash in the amount of $354,690,616. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2019, the market value of restricted securities was $4,113,464, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, these securities represent 0.05% of net assets.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

(i)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	This loan will settle after June 30, 2019, at which time the interest rate will be determined.
(l)	Principal amount of security is adjusted for inflation.
(m)	Interest only security.
(n)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(o)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(p)	Non-income producing security.
(q)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(r)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2019, the market value of 144A securities was $1,343,227,373, which is 42.9% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Liberty Mutual Insurance Co. 7.697%, 10/15/97	06/08/11	2,600,000	$2,522,470	$3,752,734
Midwest Vanadium Pty, Ltd. 13.250%, 02/15/18	05/24/11	932,290	961,424	93
Standard Chartered plc 5.700%, 03/26/44	03/21/14	310,000	301,492	360,637

				$4,113,464

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	232,614,000	CBNA	07/17/19	USD	5,220,242	$128,363
AUD	4,980,000	CBNA	07/17/19	USD	3,429,676	68,375
BRL	7,740,000	BBP	07/17/19	USD	1,961,928	50,954
BRL	60,000	CBNA	07/17/19	USD	15,375	229
BRL	4,799,893	CBNA	07/17/19	USD	1,229,985	18,286
BRL	12,510,000	CBNA	07/17/19	USD	3,206,706	46,673
BRL	2,470,000	JPMC	07/17/19	USD	632,984	9,369
CAD	500,000	BBP	07/17/19	USD	374,403	7,546
CAD	3,350,000	BBP	07/17/19	USD	2,485,923	73,133
CAD	9,533,510	BBP	07/17/19	USD	7,073,456	209,166
CAD	9,690,000	CBNA	07/17/19	USD	7,402,064	100
CAD	9,900,000	CBNA	07/17/19	USD	7,335,099	227,483
CAD	9,922,212	JPMC	08/19/19	USD	7,406,571	177,677
CHF	378,810	BBP	07/17/19	USD	376,932	11,668
EUR	2,260,000	BBP	07/17/19	USD	2,536,479	36,589
EUR	2,410,000	BBP	07/17/19	USD	2,700,911	42,936
EUR	2,500,000	BBP	07/17/19	USD	2,821,990	24,324
EUR	2,540,000	BBP	07/17/19	USD	2,860,673	31,182
EUR	2,800,000	BBP	07/17/19	USD	3,149,380	38,493
EUR	3,000,000	BBP	07/17/19	USD	3,378,821	36,756
EUR	4,990,000	BBP	07/17/19	USD	5,577,247	103,997
EUR	12,777,334	BBP	07/17/19	USD	14,556,578	(9,253)
EUR	1,000,000	CBNA	07/17/19	USD	1,134,870	3,656
EUR	1,750,000	CBNA	07/17/19	USD	1,988,550	3,871
EUR	2,040,000	CBNA	07/17/19	USD	2,291,136	31,457
EUR	2,880,000	CBNA	07/17/19	USD	3,246,365	32,590
EUR	2,950,000	CBNA	07/17/19	USD	3,341,525	17,126
EUR	4,820,000	CBNA	07/17/19	USD	5,414,241	73,454
EUR	4,830,000	CBNA	07/17/19	USD	5,433,301	65,779
EUR	5,040,000	CBNA	07/17/19	USD	5,724,246	13,925
EUR	5,620,000	CBNA	07/17/19	USD	6,347,902	50,613
EUR	5,870,000	CBNA	07/17/19	USD	6,641,956	41,191
EUR	16,759,730	CBNA	08/12/19	USD	19,015,590	105,167

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	400,000	CBNA	07/17/19	USD	525,488	$(17,122)
GBP	2,400,000	CBNA	07/17/19	USD	3,114,072	(63,875)
GBP	4,200,000	JPMC	07/17/19	USD	5,336,583	1,262
IDR	40,502,372,750	BBP	07/11/19	USD	2,822,465	41,681
IDR	114,574,705,828	CBNA	07/17/19	USD	7,927,948	168,823
IDR	113,329,238,000	BBP	08/28/19	USD	7,766,000	204,005
IDR	114,574,705,828	BBP	10/17/19	USD	7,978,184	35,738
INR	491,838,000	BBP	07/17/19	USD	6,975,238	136,529
INR	491,838,000	BBP	10/17/19	USD	6,997,766	33,146
JPY	1,315,706,811	CBNA	07/17/19	USD	11,887,485	330,334
MXN	803,424,883	CBNA	07/17/19	USD	41,202,333	554,271
MXN	49,000,000	JPMC	07/17/19	USD	2,546,526	163
NZD	700,000	BBP	07/17/19	USD	472,139	(1,715)
PHP	1,803,342,000	JPMC	07/17/19	USD	33,827,462	1,350,661
PHP	515,235,000	JPMC	10/17/19	USD	10,004,563	2,133
PLN	3,719	BBP	07/17/19	USD	973	23
RUB	7,210,000	BBP	07/17/19	USD	108,479	5,294
RUB	5,924,950	CBNA	07/17/19	USD	89,765	3,730
SEK	4,000,000	BBP	07/17/19	USD	434,676	(3,433)
TWD	7,361,600	JPMC	07/17/19	USD	239,386	(2,157)
TWD	7,361,600	JPMC	10/17/19	USD	238,788	(386)

Contracts to Deliver
ARS	611,342,000	JPMC	07/17/19	USD	12,317,993	(1,738,887)
AUD	43,003	BBP	07/17/19	USD	30,971	765
AUD	13,043,331	CBNA	07/17/19	USD	9,295,402	133,507
AUD	43,259,471	JPMC	07/17/19	USD	30,079,435	(306,877)
AUD	2,859,295	BBP	08/19/19	USD	1,983,493	(26,988)
CAD	13,164,407	BBP	07/17/19	USD	9,911,912	(144,342)
CAD	5,960,000	BBP	07/17/19	USD	4,515,004	(37,823)
CAD	9,922,212	JPMC	08/19/19	USD	7,410,000	(174,247)
CAD	9,007,073	BNP	08/26/19	USD	6,689,000	(196,444)
CAD	9,323,902	JPMC	10/02/19	USD	7,130,001	(1,472)
EUR	81,763,200	BBP	07/17/19	USD	92,756,875	(332,642)
EUR	4,620,000	BBP	07/17/19	USD	5,222,566	(37,424)
EUR	1,600,000	BBP	07/17/19	USD	1,794,170	(27,471)
EUR	4,850,000	CBNA	07/17/19	USD	5,471,959	(49,891)
EUR	4,710,000	CBNA	07/17/19	USD	5,308,608	(53,849)
EUR	2,890,000	CBNA	07/17/19	USD	3,273,183	(17,157)
EUR	2,420,000	CBNA	07/17/19	USD	2,742,417	(12,816)
EUR	1,930,000	CBNA	07/17/19	USD	2,184,827	(12,527)
EUR	1,700,000	CBNA	07/17/19	USD	1,930,061	(5,433)
EUR	26,502,852	JPMC	07/17/19	USD	29,945,652	(228,530)
EUR	6,780,000	BBP	08/19/19	USD	7,656,925	(82,270)
EUR	2,607,480	BBP	08/23/19	USD	2,931,564	(45,701)
GBP	3,109,964	BBP	07/17/19	USD	4,088,452	135,950
IDR	40,502,372,750	BBP	07/11/19	USD	2,822,465	(41,681)
IDR	114,574,705,828	BBP	07/17/19	USD	8,076,035	(20,736)
IDR	113,329,238,000	JPMC	08/28/19	USD	7,766,532	(203,473)
INR	491,838,000	BBP	07/17/19	USD	7,083,328	(28,439)
MXN	32,000,000	GSC	07/17/19	USD	1,625,067	(38,077)
PHP	579,648,150	BBP	07/17/19	USD	11,111,395	(195,908)
PHP	708,458,850	DBAG	07/17/19	USD	13,547,872	(272,165)
PHP	515,235,000	JPMC	07/17/19	USD	10,051,405	621
PHP	515,240,000	BBP	08/15/19	USD	9,868,607	(169,783)
SEK	42,935,647	BBP	07/17/19	USD	4,661,598	32,684

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
TRY	2,193,900	CBNA	07/17/19	USD	362,329	$(13,227)
TWD	7,361,600	JPMC	07/17/19	USD	237,855	626
ZAR	198,594	GSC	07/17/19	USD	13,864	(210)

Net Unrealized Appreciation						$339,643

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/16/19	625	USD	153,265,625	$1,313,575
90 Day Eurodollar Futures	06/15/20	1,507	USD	370,646,650	3,821,300
Australian 10 Year Treasury Bond Futures	09/16/19	198	AUD	28,442,726	131,697
U.S. Treasury Note 10 Year Futures	09/19/19	3,664	USD	468,877,500	8,694,349
U.S. Treasury Note 2 Year Futures	09/30/19	159	USD	34,213,570	233,463
U.S. Treasury Note Ultra 10 Year Futures	09/19/19	97	USD	13,398,125	248,857
U.S. Treasury Ultra Long Bond Futures	09/19/19	1,999	USD	354,947,438	14,031,316

Futures Contracts—Short
30 Day FED Fund Futures	08/30/19	(114)	USD	(46,532,347)	(20,531)
30 Day FED Fund Futures	01/31/20	(316)	USD	(129,497,942)	(204,700)
Euro-Bund Futures	09/06/19	(463)	EUR	(79,978,620)	(1,017,961)
Euro-Buxl 30 Year Bond Futures	09/06/19	(28)	EUR	(5,681,200)	(195,415)
U.S. Treasury Long Bond Futures	09/19/19	(305)	USD	(47,456,094)	(1,258,652)
U.S. Treasury Note 5 Year Futures	09/30/19	(5,052)	USD	(596,925,375)	(7,977,072)
United Kingdom Long Gilt Bond Futures	09/26/19	(116)	GBP	(15,114,800)	(217,847)

Net Unrealized Appreciation					$17,582,379

Purchased Options

Credit Default Swaptions	Strike Spread	Counterparty	Floating Rate Index	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - OTC - 5-Year CDS	0.700%	CSI	CDX.NA.IG.32	Buy	09/18/19	75,160,000	USD	75,160,000	$153,326	$66,013	$(87,313)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
USD Call/AUD Put	AUD	0.693	BBP	08/15/19	29,630,000	USD	29,630,000	$480,342	$157,958	$(322,384)
USD Call/EUR Put	EUR	1.139	BBP	07/15/19	29,600,000	USD	29,600,000	292,448	151,730	(140,718)
USD Call/EUR Put	EUR	1.135	CBNA	08/08/19	36,970,000	USD	36,970,000	344,782	190,247	(154,535)

Totals								$1,117,572	$499,935	$(617,637)

Options on Exchange-Traded Future Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - S&P 500 Index E-Mini Futures	USD	2,700.000	07/19/19	934	USD	46,700	$1,283,649	$168,120	$(1,115,529)
Put - S&P 500 Index E-Mini Futures	USD	2,750.000	07/19/19	259	USD	12,950	317,819	71,225	(246,594)
Put - S&P 500 Index E-Mini Futures	USD	2,800.000	07/19/19	140	USD	7,000	261,044	61,250	(199,794)
Put - S&P 500 Index E-Mini Futures	USD	2,800.000	08/16/19	374	USD	18,700	444,910	420,750	(24,160)
Put - S&P 500 Index E-Mini Futures	USD	2,700.000	08/16/19	487	USD	24,350	314,948	292,200	(22,748)

Totals							$2,622,370	$1,013,545	$(1,608,825)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/AUD Put	AUD	0.678	BBP	08/15/19	(59,260,000)	USD	(59,260,000)	$(512,124)	$(100,090)	$412,034
USD Call/CAD Put	CAD	1.360	JPMC	08/16/19	(32,890,000)	USD	(32,890,000)	(109,524)	(12,564)	96,960
USD Call/CAD Put	CAD	1.373	BNP	08/23/19	(29,740,000)	USD	(29,740,000)	(127,441)	(6,305)	121,136
USD Call/CAD Put	CAD	1.334	JPMC	10/01/19	(32,200,000)	USD	(32,200,000)	(138,782)	(141,229)	(2,447)
USD Call/EUR Put	EUR	1.104	BBP	08/21/19	(14,120,000)	USD	(14,120,000)	(58,175)	(9,715)	48,460
USD Call/EUR Put	EUR	1.113	BBP	08/15/19	(32,890,000)	USD	(32,890,000)	(101,959)	(40,225)	61,734
USD Put/IDR Call	IDR	14,197.000	BBP	08/26/19	(28,240,000)	USD	(28,240,000)	(159,838)	(272,939)	(113,101)
USD Put/IDR Call	IDR	13,990.000	BBP	07/09/19	(10,415,000)	USD	(10,415,000)	(56,658)	(9,509)	47,149

Totals								$(1,264,501)	$(592,576)	$671,925

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - S&P 500 Index E-Mini Futures	USD	2,500.000	07/19/19	(717)	USD	(35,850)	$(427,994)	$(30,472)	$397,522
Put - S&P 500 Index E-Mini Futures	USD	2,600.000	07/19/19	(399)	USD	(19,950)	(266,037)	(32,918)	233,119
Put - S&P 500 Index E-Mini Futures	USD	2,600.000	08/16/19	(374)	USD	(18,700)	(130,115)	(121,551)	8,564
Put - U.S. Treasury Note 10 Year Futures	USD	126.500	07/26/19	(231)	USD	(231,000)	(82,616)	(32,484)	50,132
Put - U.S. Treasury Note 10 Year Futures	USD	127.500	07/26/19	(460)	USD	(460,000)	(200,454)	(194,062)	6,392

Totals							$(1,107,216)	$(411,487)	$695,729

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	7.330%	Monthly	04/06/22	MXN	3,542,500,000	$(111,420)	$(85,736)	$(25,684)
Pay	28-Day TIIE	Monthly	7.351%	Monthly	04/05/21	MXN	5,174,130,000	(1,126,508)	(40,304)	(1,086,204)
Pay	3M LIBOR	Quarterly	2.250%	Semi-Annually	04/26/22	USD	176,443,000	1,099,471	38,310	1,061,161
Receive	3M LIBOR	Annually	1.385%	Annually	10/30/21	GBP	158,777,000	(1,232,226)	(44,871)	(1,187,355)
Receive	3M LIBOR	Semi-Annually	2.250%	Quarterly	12/31/25	USD	79,360,000	(2,117,818)	392,661	(2,510,479)
Receive	3M LIBOR	Semi-Annually	2.300%	Quarterly	04/26/23	USD	179,751,000	(1,020,049)	11,575	(1,031,624)
Receive	3M LIBOR	Semi-Annually	2.500%	Quarterly	01/31/26	USD	173,900,000	(7,379,130)	(2,257,083)	(5,122,047)
Receive	3M LIBOR	Semi-Annually	2.750%	Quarterly	08/15/44	USD	39,474,000	(4,165,099)	(105,770)	(4,059,329)
Receive	3M LIBOR	Semi-Annually	2.875%	Quarterly	05/15/44	USD	40,552,000	(5,251,178)	194,405	(5,445,583)
Receive	6M EURIBOR	Annually	1.498%	Annually	08/23/47	EUR	4,537,500	(1,076,638)	(5,233)	(1,071,405)
Receive	6M LIBOR	Semi-Annually	1.271%	Quarterly	10/26/21	GBP	32,768,000	(362,515)	12,311	(374,826)

Totals								$(22,743,110)	$(1,889,735)	$(20,853,375)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.HY.32	(5.000%)	Quarterly	06/20/24	3.259%	USD	56,730,000	$(4,307,509)	$(3,274,040)	$(1,033,469)

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Swap Agreements—(Continued)

OTC Credit Default Swaps on Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation
Australia Government International Bond 4.750%, due 04/27/21	(1.000%)	Quarterly	06/20/23	DBAG	0.158%	USD	32,280,000	$(1,052,058)	$(1,289,612)	$237,554

Securities in amount of $575,977 have been received at the custodian bank as collateral for forward foreign currency exchange contracts and OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSC)—	Goldman Sachs & Co.
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(SOFR)—	Secured Overnight Financing Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$1,793,576,892	$—	$1,793,576,892
Total Floating Rate Loans (Less Unfunded Loan Commitments of $1,282,051)*	—	330,754,147	—	330,754,147
Total Foreign Government*	—	262,958,734	—	262,958,734
Total Asset-Backed Securities*	—	255,252,284	—	255,252,284
Total Mortgage-Backed Securities*	—	231,647,729	—	231,647,729
Total U.S. Treasury & Government Agencies*	—	151,008,026	—	151,008,026
Total Convertible Bonds*	—	44,097,260	—	44,097,260
Total Convertible Preferred Stock*	6,773,253	—	—	6,773,253
Total Municipals*	—	3,524,656	—	3,524,656
Total Preferred Stocks*	2,986,498	—	—	2,986,498
Total Common Stocks*	—	2,506,660	—	2,506,660
Total Escrow Shares*	—	—	7,017	7,017
Total Short-Term Investments*	—	4,945,026	—	4,945,026
Total Securities Lending Reinvestments*	—	354,879,962	—	354,879,962
Purchased Options
Credit Default Swaptions at Value	—	66,013	—	66,013
Foreign Currency Options at Value	—	499,935	—	499,935
Options on Exchange-Traded Futures Contracts at Value	1,013,545	—	—	1,013,545
Total Purchased Options	$1,013,545	$565,948	$—	$1,579,493
Total Net Investments (Less Unfunded Loan Commitments of $1,282,051)	$10,773,296	$3,435,717,324	$7,017	$3,446,497,637

Collateral for Securities Loaned (Liability)	$—	$(354,690,616)	$—	$(354,690,616)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,954,074	$—	$4,954,074
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,614,431)	—	(4,614,431)
Total Forward Contracts	$—	$339,643	$—	$339,643
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$28,474,557	$—	$—	$28,474,557
Futures Contracts (Unrealized Depreciation)	(10,892,178)	—	—	(10,892,178)
Total Futures Contracts	$17,582,379	$—	$—	$17,582,379
Written Options
Foreign Currency Options at Value	—	(592,576)	—	(592,576)
Options on Exchange-Traded Futures Contracts at Value	(411,487)	—	—	(411,487)
Total Written Options	$(411,487)	$(592,576)	$—	$(1,004,063)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,061,161	$—	$1,061,161
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(22,948,005)	—	(22,948,005)
Total Centrally Cleared Swap Contracts	$—	$(21,886,844)	$—	$(21,886,844)

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(1,052,058)	$—	$(1,052,058)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2019 is not presented.

Transfers from Level 3 to Level 2 in the amount of $18,677,327 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b) (c)	$3,446,497,637
Cash	624,877
Cash denominated in foreign currencies (d)	20,425,061
Cash collateral (e)	28,678,785
Unrealized appreciation on forward foreign currency exchange contracts	4,954,074
Receivable for:
Investments sold	24,806,282
TBA securities sold	103,250
Fund shares sold	298,455
Dividends and interest	37,962,294
Variation margin on futures contracts	344,285
Variation margin on centrally cleared swap contracts	707,403
Other assets	6,097

Total Assets	3,565,408,500
Liabilities
Written options at value (f)	1,004,063
OTC swap contracts at market value (g)	1,052,058
Unrealized depreciation on forward foreign currency exchange contracts	4,614,431
Collateral for securities loaned	354,690,616
Payables for:
Investments purchased	61,953,170
TBA securities purchased	9,384,492
Fund shares redeemed	1,294,976
Premium on purchased options	759,858
Interest on OTC swap contracts	14,036
Accrued Expenses:
Management fees	1,301,273
Distribution and service fees	199,802
Deferred trustees’ fees	278,966
Other expenses	728,025

Total Liabilities	437,275,766

Net Assets	$3,128,132,734

Net Assets Consist of:
Paid in surplus	$3,155,924,201
Distributable earnings (Accumulated losses)	(27,791,467)

Net Assets	$3,128,132,734

Net Assets
Class A	$2,053,995,401
Class B	842,745,586
Class E	231,391,747
Capital Shares Outstanding*
Class A	155,146,400
Class B	64,156,663
Class E	17,562,352
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.24
Class B	13.14
Class E	13.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,391,743,751.
(b)	Includes securities loaned at value of $337,159,536.
(c)	Investments at value is net of unfunded loan commitments of $1,282,051.
(d)	Identified cost of cash denominated in foreign currencies was $20,944,309.
(e)	Includes collateral of $11,631,194 for futures contracts, $1,850,000 for OTC swap, options and forward currency exchange contracts and $15,197,591 for centrally cleared swap contracts.
(f)	Premiums received on written options were $2,371,717.
(g)	Premium received on OTC swap contracts was $1,289,612.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Dividends	$338,781
Interest (a)	89,825,838
Securities lending income	782,773

Total investment income	90,947,392
Expenses
Management fees	8,664,752
Administration fees	60,735
Custodian and accounting fees	235,812
Distribution and service fees—Class B	1,020,487
Distribution and service fees—Class E	171,061
Audit and tax services	50,781
Legal	22,462
Trustees’ fees and expenses	31,323
Shareholder reporting	131,149
Insurance	10,446
Miscellaneous	15,187

Total expenses	10,414,195
Less management fee waiver	(850,212)

Net expenses	9,563,983

Net Investment Income	81,383,409

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(10,205,198)
Purchased options	(12,963,549)
Futures contracts	25,349,856
Written options	3,255,519
Swap contracts	(1,100,300)
Foreign currency transactions	765,936
Forward foreign currency transactions	5,148,538

Net realized gain	10,250,802

Net change in unrealized appreciation (depreciation) on:
Investments	205,343,839
Purchased options	1,393,081
Futures contracts	(199,073)
Written options	452,419
Swap contracts	(13,149,768)
Foreign currency transactions	(338,269)
Forward foreign currency transactions	28,959

Net change in unrealized appreciation	193,531,188

Net realized and unrealized gain	203,781,990

Net Increase in Net Assets From Operations	$285,165,399

(a)	Net of foreign withholding taxes of $230,364.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$81,383,409	$173,287,509
Net realized gain (loss)	10,250,802	(99,832,192)
Net change in unrealized appreciation (depreciation)	193,531,188	(203,956,475)

Increase (decrease) in net assets from operations	285,165,399	(130,501,158)

From Distributions to Shareholders
Class A	(99,173,098)	(117,171,030)
Class B	(38,876,114)	(44,827,471)
Class E	(10,890,642)	(13,064,427)

Total distributions	(148,939,854)	(175,062,928)

Decrease in net assets from capital share transactions	(45,570,563)	(150,812,214)

Total increase (decrease) in net assets	90,654,982	(456,376,300)

Net Assets
Beginning of period	3,037,477,752	3,493,854,052

End of period	$3,128,132,734	$3,037,477,752

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,165,700	$15,517,087	3,007,055	$40,426,096
Reinvestments	7,599,471	99,173,098	9,139,706	117,171,030
Redemptions	(11,865,371)	(157,056,404)	(19,372,540)	(254,024,698)

Net decrease	(3,100,200)	$(42,366,219)	(7,225,779)	$(96,427,572)

Class B
Sales	2,116,744	$27,924,884	4,583,773	$60,367,407
Reinvestments	3,002,016	38,876,114	3,521,404	44,827,471
Redemptions	(4,807,866)	(63,060,505)	(10,807,184)	(140,943,216)

Net increase (decrease)	310,894	$3,740,493	(2,702,007)	$(35,748,338)

Class E
Sales	206,251	$2,736,344	1,048,477	$13,822,436
Reinvestments	838,386	10,890,642	1,023,858	13,064,427
Redemptions	(1,562,893)	(20,571,823)	(3,468,938)	(45,523,167)

Net decrease	(518,256)	$(6,944,837)	(1,396,603)	$(18,636,304)

Decrease derived from capital shares transactions		$(45,570,563)		$(150,812,214)

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$12.68		$13.93	$13.40	$12.53		$13.43	$13.45

Income (Loss) from Investment Operations
Net investment income (a)	0.36		0.71	0.67	0.62	(b)	0.59	0.64
Net realized and unrealized gain (loss)	0.87		(1.23)	0.41	0.45		(0.80)	0.09

Total income (loss) from investment operations	1.23		(0.52)	1.08	1.07		(0.21)	0.73

Less Distributions
Distributions from net investment income	(0.67)		(0.73)	(0.55)	(0.20)		(0.69)	(0.75)

Total distributions	(0.67)		(0.73)	(0.55)	(0.20)		(0.69)	(0.75)

Net Asset Value, End of Period	$13.24		$12.68	$13.93	$13.40		$12.53	$13.43

Total Return (%) (c)	9.76	(d)	(3.80)	8.23	8.55		(1.72)	5.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(e)	0.60	0.59	0.60		0.63	0.65
Net ratio of expenses to average net assets (%) (f)	0.55	(e)	0.54	0.54	0.54		0.59	0.61
Ratio of net investment income to average net assets (%)	5.40	(e)	5.33	4.88	4.74	(b)	4.51	4.77
Portfolio turnover rate (%)	29	(d)(g)	90 (g)	139 (g)	86		99 (g)	98 (g)
Net assets, end of period (in millions)	$2,054.0		$2,006.8	$2,305.0	$2,239.2		$1,070.0	$982.6

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$12.57		$13.81	$13.29	$12.46		$13.35	$13.37

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.67	0.63	0.58	(b)	0.56	0.61
Net realized and unrealized gain (loss)	0.86		(1.22)	0.41	0.45		(0.80)	0.08

Total income (loss) from investment operations	1.20		(0.55)	1.04	1.03		(0.24)	0.69

Less Distributions
Distributions from net investment income	(0.63)		(0.69)	(0.52)	(0.20)		(0.65)	(0.71)

Total distributions	(0.63)		(0.69)	(0.52)	(0.20)		(0.65)	(0.71)

Net Asset Value, End of Period	$13.14		$12.57	$13.81	$13.29		$12.46	$13.35

Total Return (%) (c)	9.64	(d)	(4.02)	7.93	8.30		(2.00)	5.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.85	0.85	0.85		0.88	0.90
Net ratio of expenses to average net assets (%) (f)	0.80	(e)	0.79	0.79	0.79		0.84	0.86
Ratio of net investment income to average net assets (%)	5.15	(e)	5.08	4.63	4.43	(b)	4.25	4.53
Portfolio turnover rate (%)	29	(d)(g)	90 (g)	139 (g)	86		99 (g)	98 (g)
Net assets, end of period (in millions)	$842.7		$802.6	$919.1	$911.7		$189.9	$220.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$12.61		$13.85	$13.33	$12.48		$13.38	$13.39

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.68	0.65	0.59	(b)	0.57	0.62
Net realized and unrealized gain (loss)	0.88		(1.21)	0.40	0.46		(0.81)	0.09

Total income (loss) from investment operations	1.22		(0.53)	1.05	1.05		(0.24)	0.71

Less Distributions
Distributions from net investment income	(0.65)		(0.71)	(0.53)	(0.20)		(0.66)	(0.72)

Total distributions	(0.65)		(0.71)	(0.53)	(0.20)		(0.66)	(0.72)

Net Asset Value, End of Period	$13.18		$12.61	$13.85	$13.33		$12.48	$13.38

Total Return (%) (c)	9.72	(d)	(3.92)	7.98	8.47		(1.90)	5.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(e)	0.75	0.75	0.75		0.78	0.80
Net ratio of expenses to average net assets (%) (f)	0.70	(e)	0.69	0.69	0.69		0.74	0.76
Ratio of net investment income to average net assets (%)	5.25	(e)	5.18	4.73	4.52	(b)	4.35	4.63
Portfolio turnover rate (%)	29	(d)(g)	90 (g)	139 (g)	86		99 (g)	98 (g)
Net assets, end of period (in millions)	$231.4		$228.0	$269.8	$289.4		$50.8	$59.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 26%, 56%, 79%, 71%, 57% and 62% for the six months ended June 30, 2019 and the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-34

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-35

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to expired capital loss carryforward. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the

BHFTII-36

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Schedule of Investments. As of June 30, 2019, the Portfolio had open unfunded loan commitments of $1,282,051. At June 30, 2019, the Portfolio had sufficient cash and/or securities to cover these commitments.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTII-37

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $4,945,026. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $53,964,376. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(1,392,544)	$—	$—	$—	$(1,392,544)
Convertible Bonds	(2,709,701)	—	—	—	(2,709,701)
Corporate Bonds & Notes	(343,531,738)	—	—	—	(343,531,738)
Foreign Government	(4,941,542)	—	—	—	(4,941,542)
Preferred Stocks	(24,250)	—	—	—	(24,250)
U.S. Treasury & Government Agencies	(2,090,841)	—	—	—	(2,090,841)
Total	$(354,690,616)	$—	$—	$—	$(354,690,616)
Total Borrowings	$(354,690,616)	$—	$—	$—	$(354,690,616)
Gross amount of recognized liabilities for securities lending transactions					$(354,690,616)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the

BHFTII-38

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium

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originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

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Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2019, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$1,061,161	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$21,914,536
	Unrealized appreciation on futures contracts (b) (c)	28,474,557	Unrealized depreciation on futures contracts (b) (c)	10,892,178
			Written options at value (b)	226,546
Credit	Investments at market value (e)	66,013	OTC swap contracts at market value (d)	1,052,058
			Unrealized depreciation on centrally cleared swap contracts (a) (b)	1,033,469
Equity	Investments at market value (b) (e)	1,013,545
			Written options at value (b)	184,941
Foreign Exchange	Investments at market value (e)	499,935
	Unrealized appreciation on forward foreign currency exchange contracts	4,954,074	Unrealized depreciation on forward foreign currency exchange contracts	4,614,431
			Written options at value	592,576

Total		$36,069,285		$40,510,735

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $14,036.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,602,247	$(1,602,247)	$—	$—
Citibank N.A.	2,309,250	(245,897)	(493,667)	1,569,686
Credit Suisse International	66,013	—	(66,013)	—
JPMorgan Chase Bank N.A.	1,542,512	(1,542,512)	—	—

	$5,520,022	$(3,390,656)	$(559,680)	$1,569,686

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,638,087	$(1,602,247)	$(35,840)	$—
BNP Paribas S.A.	202,749	—	(50,000)	152,749
Citibank N.A.	245,897	(245,897)	—	—
Deutsche Bank AG	1,324,223	—	(1,290,000)	34,223
Goldman Sachs & Co.	38,287	—	—	38,287
JPMorgan Chase Bank N.A.	2,809,822	(1,542,512)	(440,000)	827,310

	$6,259,065	$(3,390,656)	$(1,815,840)	$1,052,569

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(4,264,151)	$—	$(5,425,607)	$(3,273,791)	$(12,963,549)
Forward foreign currency transactions	—	—	—	5,148,538	5,148,538
Futures contracts	25,349,856	—	—	—	25,349,856
Swap contracts	299,160	(1,399,460)	—	—	(1,100,300)
Written options	547,817	—	996,095	1,711,607	3,255,519

	$21,932,682	$(1,399,460)	$(4,429,512)	$3,586,354	$19,690,064

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$3,567,911	$(87,313)	$(1,481,663)	$(605,854)	$1,393,081
Forward foreign currency transactions	—	—	—	28,959	28,959
Futures contracts	(199,073)	—	—	—	(199,073)
Swap contracts	(10,308,694)	(2,841,074)	—	—	(13,149,768)
Written options	285,316	—	451,336	(284,233)	452,419

	$(6,654,540)	$(2,928,387)	$(1,030,327)	$(861,128)	$(11,474,382)

For the six months ended June 30, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$202,727,758
Forward foreign currency transactions	571,730,495
Futures contracts long	1,780,941,187
Futures contracts short	(801,953,452)
Swap contracts	1,525,389,321
Written options	(141,158,408)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

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recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$184,601,740	$692,886,988	$184,003,668	$740,525,729

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2019 were as follows:

Purchases	Sales
$100,804,758	$113,529,258

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$8,664,752	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the six months ended June 30, 2019 were shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust,

BHFTII-45

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$3,397,301,958

Gross unrealized appreciation	171,055,892
Gross unrealized depreciation	(125,613,413)

Net unrealized appreciation (depreciation)	$45,442,479

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$175,062,928	$135,024,329	$—	$—	$175,062,928	$135,024,329

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Accumulated Capital Losses	Total
$149,097,462	$—	$(172,363,755)	$—	$(140,483,589)	$(163,749,882)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

During the year ended December 31, 2018, the Portfolio had expired capital loss carryforwards of $2,454,113.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $44,762,356 and accumulated long-term capital losses of $95,721,233.

BHFTII-46

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2019, the Class A, B and E shares of the Western Asset Management U.S. Government Portfolio returned 4.06%, 3.99%, and 4.00%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index1, returned 3.96%.

MARKET ENVIRONMENT / CONDITIONS

At the start of the year, the U.S. Federal Reserve (the “Fed”) made explicit its commitment to a “patient” and data-dependent approach after its confusing messaging in the fourth quarter of 2018 contributed to heightened market volatility. By leaving its target rate unchanged and by sharing additional details on its balance sheet wind-down, the dovish messaging from the March Federal Open Market Committee meeting allowed for a meaningful recovery in spread sectors to start the year.

During its June meeting, the Fed again kept rates on hold but delivered an even more dovish message through its statement, press conference and dot plots. Fed Chairman Powell communicated a clear path for cutting rates later this year, and even leaned into a cut at the July meeting as a strong possibility. The market responded accordingly with U.S. Treasury bonds rallying, investment-grade credit tightening and the U.S. dollar weakening. In Europe, the European Central Bank (the “ECB”) also struck a dovish tone during its own June meeting as it extended forward guidance by seven months to hold rates at current levels “at least through the first half of 2020.” ECB President Mario Draghi signaled that rates could be cut further and indicated quantitative easing could be reinstated if the inflation or growth outlook fails to improve.

The dovish tone set by global central banks in June was in part a reaction to global growth concerns which had intensified as the year wore on. What began as an initial trade spate between the U.S. and China, morphed into a broader conflict when trade talks between the two nations broke down in May and resulted in an increase in tariffs on Chinese imports to the U.S. Markets were subsequently rattled by the prospect of a U.S. recession, a sustained slowdown in eurozone growth and higher oil price volatility on escalating tensions in the Middle East. In the U.K., Theresa May announced her resignation as Prime Minister after repeatedly failing to get her Brexit plan through Parliament. The probability of a “hard Brexit” scenario increased as the market speculated on May’s successor, sending yields on U.K. gilts lower.

Despite uncertainty about global growth conditions, emerging markets positions benefited from an accommodative backdrop set by the U.S. Fed’s dovish pivot. The Fed pivot, along with signs of slowing U.S. growth outperformance, were constructive for emerging markets financial conditions and flows. Spreads and yields on both U.S. dollar and local currency denominated bonds moved lower over the first six months of the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Western Asset Management U.S. Government Portfolio outperformed its benchmark for the six months ended June 30, 2019.

Over the year-to-date period, the Portfolio’s top-down positioning, in aggregate, was a slight detractor to performance. While duration positioning was additive, ultimately the Portfolio’s yield curve positioning was a larger detractor. The Portfolio’s duration was tactically managed within a 90% to 110% position relative to the benchmark, beginning and ending the year-to-date period below the Index. This benefited performance for the period as rates fell considerably. Yield curve positioning over the first three months was focused on additions in long-end Treasuries, specifically Treasury Inflation-Protected Securities (“TIPS”) when real yields were well above 1.00%. The addition to TIPS increased overall duration and exposure to the yield curve. While this position contributed over the first quarter, it underperformed during the second quarter as expectations mounted for front-end rates due to disappointing inflation. The overall contribution from yield curve positioning over the six-month period was negative for performance.

Throughout the entire period, Agency bonds remained a substantial position in the Portfolio, providing safety as well as a small yield advantage over U.S. Treasuries. Their collective impact on performance was a modest positive contributor for the year-to-date period.

Early in the year, Agency Mortgage Backed Securities (Agency MBS) exposure was increased to over 40% of the Portfolio as MBS spreads benefited from the decline in implied interest rate volatility and stability in mortgage rates. During the second quarter, the Portfolio trimmed its exposure slightly as lower rates spurred re-financings, though the sector remains favored within U.S. government fixed-income. The net performance impact of the Portfolio’s Agency MBS exposure was also a modest positive contributor for the year-to-date period.

At the end of the period, the Portfolio’s exposure to non-U.S. sovereign paper was reduced modestly as yields narrowed.

Western Asset acknowledges that global growth concerns have intensified since last year, yet we believe overall global growth remained resilient on the back of steady U.S. growth, improving domestic conditions in Europe and signs that sustained monetary and fiscal stimuli across Asia are gaining traction. At period end, the Portfolio continued to be positioned for an environment in which we expected

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

spread product to outperform sovereign debt. Western Asset believes that the positive, slow-growth environment, with the Fed and other central banks shifting to an accommodative stance, bodes well for spread product in general.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2019

	6 Month	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	4.06	5.81	1.89	2.93
Class B	3.99	5.65	1.65	2.67
Class E	4.00	5.66	1.74	2.77
Bloomberg Barclays U.S. Intermediate Government Bond Index	3.96	6.16	1.94	2.39

1 The Bloomberg Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2019

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	86.3
Corporate Bonds & Notes	8.1
Foreign Government	7.2
Mortgage-Backed Securities	2.7
Asset-Backed Securities	1.1

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period** January 1, 2019 to June 30, 2019
Class A (a)	Actual	0.49%	$1,000.00	$1,040.60	$2.48
	Hypothetical*	0.49%	$1,000.00	$1,022.37	$2.46

Class B (a)	Actual	0.74%	$1,000.00	$1,039.90	$3.74
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class E (a)	Actual	0.64%	$1,000.00	$1,040.00	$3.24
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—86.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—41.9%
Fannie Mae 15 Yr. Pool
2.500%, TBA (a)	3,600,000	$3,623,344
3.000%, TBA (a)	17,100,000	17,431,411
3.500%, TBA (a)	26,500,000	27,351,559
4.500%, 03/01/20	8,260	8,431
Fannie Mae 20 Yr. Pool
3.000%, 12/01/37	1,509,974	1,537,133
4.500%, 11/01/31	562,439	598,740
4.500%, 12/01/31	785,428	836,121
Fannie Mae 30 Yr. Pool
3.000%, 09/01/42	7,324,390	7,474,305
3.000%, 11/01/46	22,127,626	22,401,225
3.000%, 01/01/48	252,103	254,322
3.000%, 11/01/48	4,047,958	4,090,080
3.000%, TBA (a)	100,000	100,807
3.500%, 12/01/42	388,265	402,790
3.500%, 03/01/43	2,483,185	2,577,606
3.500%, 02/01/45	383,967	398,448
3.500%, 12/01/46	3,284,051	3,407,913
3.500%, 10/01/47	17,545,031	18,056,885
3.500%, 12/01/47	3,818,252	3,935,367
3.500%, 01/01/48	330,819	340,554
3.500%, 03/01/48	14,218,926	14,627,400
3.500%, 06/01/48	8,004,386	8,215,999
3.500%, 07/01/48	5,929,158	6,100,310
3.500%, 02/01/49	384,534	398,415
3.500%, 04/01/49	3,164,113	3,247,854
3.500%, 05/01/49	4,671,998	4,792,867
3.500%, 06/01/49	6,392,925	6,562,285
3.500%, TBA (a)	11,748,000	12,006,823
4.000%, 02/01/40	570,074	600,159
4.000%, 06/01/42	5,052,267	5,388,931
4.000%, 07/01/42	2,384,093	2,516,802
4.000%, 05/01/43	13,098,041	13,946,325
4.000%, 10/01/43	6,990,035	7,443,207
4.000%, 04/01/47	7,471,221	7,823,646
4.000%, 05/01/47	3,342,141	3,499,791
4.000%, 08/01/47	30,533,070	31,813,815
4.000%, 05/01/48	13,370,695	14,074,695
4.000%, TBA (a)	4,400,000	4,546,523
4.500%, 10/01/41	4,307,674	4,626,315
4.500%, 10/01/44	1,154,913	1,242,040
4.500%, 01/01/45	108,990	117,996
4.500%, 01/01/47	689,441	727,936
4.500%, 06/01/47	237,427	249,957
4.500%, 07/01/47	1,124,861	1,194,917
4.500%, 08/01/47	1,499,351	1,592,731
4.500%, TBA (a)	5,900,000	6,164,693
5.000%, 07/01/33	175,881	190,919
5.000%, 09/01/33	213,660	231,934
5.000%, 10/01/35	605,169	657,378
5.000%, 03/01/36	964,724	1,054,624
5.000%, 01/01/39	6,981	7,554
5.000%, 12/01/39	14,610	15,874
5.000%, 05/01/40	47,963	51,576
5.000%, 07/01/40	30,545	33,186

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 11/01/40	700,880	$760,196
5.000%, 01/01/41	59,431	64,467
5.000%, 02/01/41	45,477	48,066
5.000%, 04/01/41	80,921	87,920
5.000%, 05/01/41	1,698,914	1,845,679
5.000%, 06/01/41	146,448	158,915
5.000%, 07/01/41	1,456,432	1,585,234
5.000%, 10/01/48	1,505,354	1,593,319
5.000%, 11/01/48	4,046,992	4,290,878
5.000%, TBA (a)	9,800,000	10,356,742
6.000%, 04/01/33	61,596	69,796
6.000%, 02/01/34	11,495	13,028
6.000%, 11/01/35	116,838	132,454
6.000%, 08/01/37	254,501	288,513
6.500%, 03/01/26	542	601
6.500%, 04/01/29	54,099	60,001
7.000%, 11/01/28	1,048	1,067
7.000%, 02/01/29	531	531
7.000%, 01/01/30	1,917	1,950
7.000%, 10/01/37	6,585	7,313
7.000%, 11/01/37	19,852	21,853
7.000%, 12/01/37	19,694	23,249
7.000%, 02/01/38	10,123	10,958
7.000%, 11/01/38	81,193	95,798
7.000%, 02/01/39	783,046	926,835
7.500%, 04/01/32	12,038	12,205
8.000%, 05/01/28	1,402	1,547
8.000%, 07/01/32	802	863
Fannie Mae Connecticut Avenue Securities (CMO)
3.084%, 1M LIBOR + 0.680%, 10/25/30 (b)	4,794,585	4,795,708
3.854%, 1M LIBOR + 1.450%, 01/25/29 (b)	105,002	105,313
Fannie Mae Interest Strip (CMO)
3.500%, 11/25/41 (c)	2,073,713	336,791
4.000%, 04/25/42 (c)	2,770,892	453,955
4.500%, 11/25/39 (c)	1,436,169	265,114
Fannie Mae Pool
3.500%, 08/01/42	8,636,406	8,944,126
3.500%, 09/01/42	594,937	616,137
3.500%, 10/01/42	4,223,313	4,373,820
3.500%, 06/01/47	664,876	687,363
3.530%, 02/01/29	2,160,000	2,328,196
3.740%, 11/01/28	1,490,000	1,618,123
3.770%, 01/01/29	1,020,000	1,118,969
4.000%, 10/01/42	2,502,245	2,637,665
4.000%, 11/01/42	1,668,964	1,759,056
4.000%, 07/01/43	53,620	56,520
4.000%, 08/01/43	1,227,028	1,293,908
4.000%, 06/01/49	400,000	414,797
6.500%, 12/01/27	3,422	3,424
6.500%, 05/01/32	11,054	12,388
Fannie Mae REMIC Trust Whole Loan (CMO) 4.605%, 01/25/43 (b)	218,853	229,036
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (d)	373,687	336,641
3.746%, -1x 1M LIBOR + 6.150%, 03/25/42 (b) (c)	6,078,646	815,556

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO)
3.746%, -1x 1M LIBOR + 6.150%, 12/25/42 (b) (c)	671,944	$132,151
4.126%, -1x 1M LIBOR + 6.530%, 01/25/41 (b) (c)	981,382	184,504
4.146%, -1x 1M LIBOR + 6.550%, 10/25/41 (b) (c)	3,777,564	643,703
4.246%, -1x 1M LIBOR + 6.650%, 02/25/41 (b) (c)	451,837	43,691
4.246%, -1x 1M LIBOR + 6.650%, 03/25/42 (b) (c)	1,469,837	209,590
5.500%, 07/25/41	6,595,240	7,442,196
5.500%, 04/25/42	1,570,296	1,757,639
6.000%, 05/25/42	941,928	1,039,380
6.500%, 06/25/39	114,521	123,688
6.500%, 07/25/42	1,738,921	2,026,964
9.750%, 08/25/19	2	2
Fannie Mae-ACES 2.037%, 09/25/26	2,271,149	2,268,264
Fannie Mae-ACES 0.835%, 01/25/36 (b) (c)	103,579,251	5,435,684
Freddie Mac 15 Yr. Gold Pool
2.500%, 10/01/31	2,766,313	2,788,613
2.500%, 04/01/33	11,302,772	11,387,945
2.500%, 06/01/33	4,374,313	4,407,277
2.500%, 09/01/33	319,422	321,829
Freddie Mac 20 Yr. Gold Pool
3.000%, 02/01/38	1,801,941	1,826,512
3.000%, 04/01/38	1,562,460	1,585,009
Freddie Mac 30 Yr. Gold Pool
3.000%, 04/01/47	1,299,705	1,316,337
3.000%, 01/01/48	6,890,641	6,957,615
3.000%, 04/01/48	15,626,878	15,771,677
3.000%, 03/01/49	1,866,141	1,883,432
3.000%, 04/01/49	3,854,927	3,890,647
3.500%, 06/01/46	796,945	825,904
3.500%, 02/01/48	2,871,083	2,957,589
3.500%, 06/01/48	4,930,072	5,096,583
3.500%, 08/01/48	7,582,512	7,781,576
3.500%, 09/01/48	638,513	654,199
3.500%, 10/01/48	18,048,211	18,496,893
3.500%, 12/01/48	17,636,010	18,091,651
3.500%, 03/01/49	8,227,848	8,435,388
4.000%, 07/01/43	3,656,452	3,896,064
4.000%, 08/01/43	3,054,759	3,254,953
4.000%, 07/01/47	6,955,498	7,261,813
4.000%, 12/01/47	774,118	805,954
4.000%, 04/01/48	457,102	473,098
4.000%, 05/01/48	2,395,755	2,490,565
4.000%, 09/01/48	9,876,514	10,218,742
4.500%, 06/01/38	1,263,852	1,357,530
4.500%, 02/01/47	651,302	686,151
4.500%, 03/01/47	60,528	63,767
4.500%, 04/01/47	1,068,525	1,125,697
4.500%, 05/01/47	551,914	581,425
4.500%, 06/01/47	2,056,895	2,166,949
4.500%, 07/01/47	48,788	51,399
4.500%, 06/01/48	15,406,870	16,187,109
5.000%, 08/01/33	16,930	18,429
5.000%, 01/01/36	28,136	30,754
5.000%, 01/01/40	25,384	27,599

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.000%, 04/01/41	22,210	$23,964
5.000%, 06/01/41	3,607,843	3,920,414
5.000%, 04/01/44	30,476	33,094
5.000%, 07/01/48	84,940	89,971
5.000%, 08/01/48	257,423	273,103
5.000%, 10/01/48	927,165	982,910
5.000%, 11/01/48	683,756	724,264
6.000%, 10/01/36	635,485	720,994
6.500%, 09/01/39	225,402	261,767
8.000%, 09/01/30	3,026	3,515
Freddie Mac Gold Pool
3.500%, 10/01/42	937,082	971,262
3.500%, 02/01/44	415,958	431,088
4.000%, 04/01/43	1,336,264	1,410,266
4.000%, 08/01/43	761,222	802,820
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
0.424%, 01/25/27 (b) (c)	73,945,580	1,482,675
0.482%, 01/25/34 (b) (c)	51,899,435	2,781,602
0.510%, 12/25/28 (b) (c)	63,149,784	2,021,425
0.653%, 01/25/29 (b) (c)	85,910,894	3,808,164
3.291%, 03/25/27	4,670,000	4,900,444
Freddie Mac REMICS (CMO)
4.500%, 04/15/32	255,512	275,998
6.000%, 05/15/36	422,943	484,678
8.500%, 06/15/21	1,588	1,610
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
3.604%, 1M LIBOR + 1.200%, 07/25/29 (b)	3,925,084	3,940,415
4.604%, 1M LIBOR + 2.200%, 09/25/24 (b)	4,574,149	4,646,137
Ginnie Mae I 30 Yr. Pool
3.000%, 09/15/42	858,784	878,553
3.000%, 10/15/42	2,547,477	2,606,120
3.000%, 11/15/42	296,700	303,530
3.500%, 06/15/48	5,542,475	5,747,054
5.500%, 06/15/36	374,796	421,449
6.000%, 03/15/33	671,919	762,181
6.500%, 06/15/31	2,589	2,844
6.500%, 08/15/34	145,349	159,671
7.500%, 09/15/29	1,463	1,625
8.500%, 06/15/25	14,615	16,182
Ginnie Mae II 30 Yr. Pool
3.000%, 01/20/47	1,768,559	1,809,527
3.000%, 03/20/47	2,730,729	2,795,275
3.000%, 09/20/47	7,407,441	7,575,115
3.000%, 11/20/47	17,865,339	18,269,738
3.000%, 12/20/47	13,233,793	13,533,353
3.000%, TBA (a)	2,000,000	2,021,876
3.000%, TBA (a)	15,200,000	15,524,781
3.500%, 06/20/44	2,287,621	2,377,484
3.500%, 03/20/45	195,422	202,728
3.500%, TBA (a)	30,000,000	30,978,914
4.000%, 09/20/45	1,128,327	1,172,512
4.000%, 11/20/45	7,920,744	8,314,574
4.000%, 11/20/47	2,252,961	2,348,060
4.000%, 12/20/47	901,904	939,571
4.000%, 01/20/49	982,324	1,018,515
4.000%, TBA (a)	8,000,000	8,292,812

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.500%, 01/20/40	555,717	$592,874
4.500%, 05/20/40	722,948	771,173
4.500%, 09/20/40	15,321	16,343
4.500%, 01/20/41	121,229	129,339
4.500%, 07/20/41	803,889	857,560
4.500%, 09/20/48	425,998	440,176
4.500%, 12/20/48	2,334,653	2,434,008
4.500%, 01/20/49	14,915,685	15,604,312
4.500%, 03/20/49	2,875,145	3,006,567
4.500%, TBA (a)	1,800,000	1,876,184
5.000%, 07/20/40	553,638	608,664
5.000%, 12/20/48	10,335,603	10,808,140
5.000%, 01/20/49	6,764,184	7,073,438
6.000%, 11/20/34	1,209	1,386
6.000%, 06/20/35	1,915	2,196
6.000%, 07/20/36	106,737	121,783
6.000%, 09/20/36	5,271	6,008
6.000%, 07/20/38	274,932	313,387
6.000%, 09/20/38	708,895	807,068
6.000%, 06/20/39	3,587	4,091
6.000%, 05/20/40	63,702	72,617
6.000%, 06/20/40	181,371	206,950
6.000%, 08/20/40	91,274	99,804
6.000%, 09/20/40	207,407	230,173
6.000%, 10/20/40	149,763	171,545
6.000%, 11/20/40	209,936	240,656
6.000%, 01/20/41	141,760	162,257
6.000%, 03/20/41	738,599	842,831
6.000%, 07/20/41	146,548	167,626
6.000%, 12/20/41	103,252	116,144
6.500%, 10/20/37	239,495	283,715
Government National Mortgage Association
0.500%, 04/16/54 (b) (c)	134,830,955	2,957,342
0.661%, 03/16/59 (b) (c)	79,001,943	4,743,119
0.795%, 10/16/58 (b) (c)	24,736,463	1,751,629
3.150%, 06/16/60	4,879,410	4,949,095
Government National Mortgage Association (CMO)
0.126%, 02/16/48 (b) (c)	4,407,633	86,897
0.227%, 09/16/46 (b) (c)	23,272,933	178,866
0.278%, 02/16/53 (b) (c)	12,571,440	240,890
0.406%, 03/16/49 (b) (c)	7,564,684	91,853
0.423%, 05/16/54 (b) (c)	15,880,600	336,499
0.519%, 10/16/54 (b) (c)	31,229,426	777,753
0.687%, 03/16/60 (b) (c)	7,175,701	447,287
0.786%, 12/16/59 (b) (c)	63,473,244	4,469,526
0.835%, 09/16/55 (b) (c)	17,990,060	970,711
0.953%, 12/16/56 (b) (c)	43,236,972	3,288,059
1.064%, 09/16/44 (b) (c)	14,436,947	689,562
1.238%, 02/16/46 (b) (c)	18,251,512	854,833
2.847%, 1M LIBOR + 0.380%, 12/20/60 (b)	14,822,777	14,781,565
2.867%, 1M LIBOR + 0.400%, 12/20/60 (b)	4,361,898	4,353,680
2.897%, 1M LIBOR + 0.430%, 10/20/64 (b)	6,081,263	6,070,216
2.947%, 1M LIBOR + 0.480%, 03/20/61 (b)	3,756,299	3,756,284
2.967%, 1M LIBOR + 0.500%, 12/20/60 (b)	34,113,866	34,129,839
3.250%, 12M LIBOR + 0.250%, 10/20/68 (b)	2,909,513	2,884,620

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
3.706%, -1x 1M LIBOR + 6.100%, 08/16/42 (b) (c)	892,949	$148,826
4.015%, 03/20/39	117,819	3,959
4.267%, -1x 1M LIBOR + 6.650%, 01/20/40 (b) (c)	537,608	43,322

		826,879,103

Federal Agencies—38.2%
Federal Agricultural Mortgage Corp. 2.600%, 03/29/21	20,000,000	20,136,344
Federal Farm Credit Bank
1.750%, 10/26/20	15,000,000	14,966,322
1.900%, 11/27/20	20,000,000	20,000,583
1.950%, 01/10/20	10,000,000	9,998,755
2.100%, 06/24/21	20,000,000	19,997,979
2.240%, 01/06/25	12,305,000	12,305,015
2.240%, 07/06/27	10,000,000	9,882,711
2.550%, 06/11/20	10,000,000	10,042,767
2.700%, 10/26/27	10,000,000	10,304,207
2.750%, 04/25/22	20,000,000	20,496,926
Federal Home Loan Bank
1.375%, 09/28/20	10,000,000	9,932,010
1.875%, 11/29/21	40,000,000	40,069,223
2.125%, 06/09/23	17,700,000	17,903,617
2.375%, 12/13/19	20,000,000	20,012,975
2.375%, 03/30/20	8,000,000	8,024,310
2.500%, 02/13/24	10,000,000	10,303,270
2.625%, 05/28/20	20,000,000	20,109,408
3.250%, 11/16/28	40,000,000	43,470,191
5.250%, 12/11/20	12,000,000	12,563,018
Federal Home Loan Mortgage Corp.
Zero Coupon, 11/29/19	10,200,000	10,104,103
Zero Coupon, 12/14/29	7,443,000	5,751,438
Zero Coupon, 12/17/29	5,562,000	4,317,076
1.500%, 01/17/20	10,000,000	9,965,526
2.750%, 06/19/23	20,000,000	20,697,523
Federal National Mortgage Association
Zero Coupon, 10/09/19	50,000,000	49,687,403
1.875%, 09/24/26	20,000,000	19,787,573
2.125%, 04/24/26	10,000,000	10,068,719
2.625%, 09/06/24	22,000,000	22,823,020
Financing Corp. Fico Zero Coupon, 09/26/19	14,535,000	14,457,776
Freddie Mac Coupon Strips Zero Coupon, 07/15/28	5,400,000	4,372,688
Freddie Mac Strips Zero Coupon, 07/15/32	5,000,000	3,594,507
National Archives Facility Trust 8.500%, 09/01/19 (e)	448,584	452,875
New Valley Generation II 5.572%, 05/01/20	1,477,879	1,520,072
Overseas Private Investment Corp.
Zero Coupon, 11/13/20	3,306,787	3,664,666
Zero Coupon, 07/01/22	4,206,631	4,352,155
Zero Coupon, 07/17/25	7,763,000	8,036,722
2.310%, 11/15/30	7,280,732	7,242,761

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Overseas Private Investment Corp.
3.330%, 05/15/33	6,491,975	$6,797,544
3.490%, 12/20/29	10,389,632	11,013,698
3.540%, 06/15/30	12,941,333	13,794,637
Residual Funding Corp. Principal Strip
Zero Coupon, 10/15/19	10,642,000	10,570,953
Zero Coupon, 07/15/20	14,864,000	14,556,911
Zero Coupon, 10/15/20	38,159,000	37,169,387
Zero Coupon, 01/15/21	20,000,000	19,392,194
Zero Coupon, 01/15/30	25,000,000	19,413,972
Zero Coupon, 04/15/30	20,000,000	15,317,893
Resolution Funding Corp. Interest Strip
Zero Coupon, 07/15/26	4,230,000	3,606,232
Zero Coupon, 10/15/29	14,996,000	11,727,887
Tennessee Valley Authority
2.250%, 03/15/20	20,000,000	20,024,605
3.875%, 02/15/21	35,000,000	36,101,917
United States Department of Housing and Urban Development 2.738%, 08/01/25	3,000,000	3,112,378

		754,016,442

U.S. Treasury—6.2%
U.S. Treasury Bond 3.750%, 11/15/43	5,000,000	6,149,805
U.S. Treasury Inflation Indexed Bonds
0.625%, 02/15/43 (e)	3,778,454	3,661,888
0.750%, 02/15/45 (e)	8,788,662	8,695,904
1.000%, 02/15/49 (e)	7,950,347	8,411,096
1.375%, 02/15/44 (e)	31,452,847	35,702,817
U.S. Treasury Notes
1.375%, 05/31/21	27,600,000	27,386,531
1.875%, 06/30/26	10,000,000	9,998,437
2.000%, 02/15/25	12,000,000	12,116,250
2.500%, 01/31/21	10,000,000	10,103,125

		122,225,853

Total U.S. Treasury & Government Agencies (Cost $1,674,319,263)		1,703,121,398

Corporate Bonds & Notes—8.1%

Chemicals—0.1%
Equate Petrochemical B.V. 4.250%, 11/03/26 (144A)	1,540,000	1,611,166

Diversified Financial Services—3.8%
Postal Square L.P. 6.500%, 06/15/22	3,782,520	3,971,870
Private Export Funding Corp.
1.450%, 08/15/19	10,000,000	9,990,685
2.250%, 03/15/20	11,950,000	11,950,401
2.300%, 09/15/20	28,000,000	28,083,878
2.650%, 02/16/21 (144A)	20,000,000	20,190,691

		74,187,525

Security Description	Principal Amount*	Value

Electric—0.5%
Enel Chile S.A. 4.875%, 06/12/28	4,000,000	$4,370,000
Perusahaan Listrik Negara PT 5.450%, 05/21/28 (144A)	4,000,000	4,430,566

		8,800,566

Iron/Steel—1.0%
Vale Overseas, Ltd. 6.250%, 08/10/26	17,875,000	20,305,106

Oil & Gas—0.4%
Ecopetrol S.A. 5.375%, 06/26/26	4,260,000	4,691,964
Petroleos Mexicanos 6.375%, 01/23/45	3,610,000	3,104,600

		7,796,564

Sovereign—2.3%
National Credit Union Administration Guaranteed Notes Trust 3.450%, 06/12/21	45,000,000	46,186,056

Total Corporate Bonds & Notes (Cost $157,569,216)		158,886,983

Foreign Government—7.2%

Sovereign—7.2%
Colombia Government International Bond 5.625%, 02/26/44	4,840,000	5,728,140
Indonesia Government International Bond 4.750%, 02/11/29	6,280,000	6,974,254
Indonesia Government International Bonds
3.750%, 04/25/22 (144A)	410,000	420,562
3.750%, 04/25/22	1,900,000	1,948,947
4.875%, 05/05/21	2,957,000	3,066,317
5.875%, 03/13/20	310,000	317,177
5.875%, 01/15/24 (144A)	1,060,000	1,188,097
Israel Government AID Bonds
5.500%, 12/04/23	24,290,000	27,922,690
5.500%, 04/26/24	21,550,000	25,040,493
Mexico Government International Bond 4.500%, 04/22/29	12,280,000	13,164,160
Panama Government International Bonds
3.750%, 03/16/25	5,650,000	5,955,156
4.500%, 05/15/47 (f)	3,200,000	3,611,232
Peruvian Government International Bond
5.625%, 11/18/50 (f)	1,900,000	2,617,269
6.550%, 03/14/37 (f)	2,770,000	3,905,728
Poland Government International Bond 4.000%, 01/22/24	7,870,000	8,467,884
Qatar Government International Bond 5.103%, 04/23/48 (144A)	7,300,000	8,696,125
Ukraine Government AID Bond 1.471%, 09/29/21	20,000,000	19,849,119

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Uruguay Government International Bond 5.100%, 06/18/50 (f)	3,200,000	$3,596,032

Total Foreign Government (Cost $139,308,306)		142,469,382

Mortgage-Backed Securities—2.7%

Collateralized Mortgage Obligations—2.7%
Banc of America Funding Corp. 2.580%, 1M LIBOR + 0.150%, 02/27/37 (144A) (b)	6,074,352	5,927,953
Banc of America Funding Trust 2.525%, COFI + 1.430%, 06/20/35 (b)	192,622	142,670
Banc of America Mortgage Trust 4.310%, 07/25/35 (b)	39,734	39,233
BCAP LLC Trust 1.669%, 1M LIBOR + 0.150%, 11/27/36 (144A) (b)	9,093,506	8,528,609
Citigroup Mortgage Loan Trust 4.820%, 1Y H15 + 2.400%, 10/25/35 (b)	66,673	68,368
Countrywide Alternative Loan Trust
2.583%, 1M LIBOR + 0.200%, 07/20/46 (b)	1,775,605	1,391,695
2.984%, 1M LIBOR + 0.580%, 05/25/34 (b)	491,319	492,463
Countrywide Home Loan Reperforming Loan REMIC Trust 2.824%, 1M LIBOR + 0.420%, 07/25/36 (144A) (b)	421,063	401,352
GMAC Mortgage Corp. Loan Trust 4.659%, 11/19/35 (b)	232,611	229,352
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	4,728,021	4,882,490
JPMorgan Mortgage Trust
3.500%, 10/25/48 (144A) (b)	3,778,226	3,821,468
4.494%, 06/25/34 (b)	87,735	89,835
MASTR Adjustable Rate Mortgages Trust
2.604%, 1M LIBOR + 0.200%, 05/25/47 (b)	3,825,357	4,140,288
3.694%, 02/25/34 (b)	139,446	134,625
MASTR Reperforming Loan Trust
2.754%, 1M LIBOR + 0.350%, 05/25/35 (144A) (b)	240,687	173,834
4.223%, 05/25/35 (144A) (b)	3,199,813	2,476,563
7.000%, 08/25/34 (144A)	292,699	301,192
Morgan Stanley Mortgage Loan Trust
2.544%, 1M LIBOR + 0.140%, 06/25/36 (b)	524,773	198,331
3.682%, 07/25/35 (b)	120,084	111,986
New Residential Mortgage Loan Trust
3.250%, 09/25/56 (144A) (b)	3,093,729	3,148,908
4.000%, 02/25/57 (144A) (b)	2,621,131	2,726,720
4.000%, 05/25/57 (144A) (b)	4,564,824	4,768,619
4.250%, 12/25/57 (144A) (b)	4,529,928	4,705,829
NovaStar Mortgage Funding Trust 1.836%, 1M LIBOR + 0.380%, 09/25/46 (b)	1,334,726	1,244,163
Provident Funding Mortgage Loan Trust
4.484%, 05/25/35 (b)	130,245	132,564
4.549%, 10/25/35 (b)	31,521	31,646
SACO I Trust 8.918%, 06/25/21 (144A) (b)	304,393	291,586
Structured Asset Mortgage Investments II Trust 2.584%, 1M LIBOR + 0.180%, 07/25/46 (b)	158,626	147,799

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Structured Asset Securities Corp.
2.754%, 1M LIBOR + 0.350%, 04/25/35 (144A) (b)	1,915,903	$1,784,760
4.266%, 06/25/35 (144A) (b)	107,017	100,783

Total Mortgage-Backed Securities (Cost $51,634,017)		52,635,684

Asset-Backed Securities—1.1%

Asset-Backed - Automobile—0.2%
Hertz Vehicle Financing II LP 3.290%, 02/25/24 (144A)	4,880,000	4,963,559

Asset-Backed - Home Equity—0.1%
Home Equity Mortgage Loan Asset-Backed Trust 2.664%, 1M LIBOR + 0.260%, 06/25/36 (b)	3,661,072	389,722
Morgan Stanley Mortgage Loan Trust
2.494%, 1M LIBOR + 0.090%, 12/25/36 (b)	187,552	110,473
2.704%, 1M LIBOR + 0.300%, 03/25/36 (b)	346,452	349,704
Structured Asset Securities Corp. Mortgage Loan Trust 2.624%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	4,654,462	222,078

		1,071,977

Asset-Backed - Other—0.5%
Countrywide Revolving Home Equity Loan Trust 2.534%, 1M LIBOR + 0.140%, 07/15/36 (b)	437,729	419,455
Towd Point Mortgage Trust
2.250%, 04/25/56 (144A) (b)	5,391,741	5,360,150
2.750%, 06/25/57 (144A) (b)	3,863,287	3,880,419

		9,660,024

Asset-Backed - Student Loan—0.3%
National Credit Union Administration Guaranteed Notes Trust 2.769%, 1M LIBOR + 0.350%, 12/07/20 (b)	3,027,446	3,022,326
Nelnet Student Loan Trust 4.171%, 3M LIBOR + 1.650%, 11/25/24 (b)	3,700,427	3,699,945

		6,722,271

Total Asset-Backed Securities (Cost $28,317,892)		22,417,831

Short-Term Investments—1.8%

Repurchase Agreements—0.8%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.490%, due on 07/01/19 with a maturity value of $13,002,698; collateralized by U.S. Treasury Inflation Indexed Note at 0.750%, maturing 07/15/28, with a market value of $13,787,257.	13,000,000	13,000,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/19 at 1.200%, due on 07/01/19 with a maturity value of $3,487,306; collateralized by U.S. Treasury Note at 2.375%, maturing 03/15/22, with a market value of $3,559,985.	3,486,957	$3,486,957

		16,486,957

Discount Notes—1.0%
Federal Home Loan Bank 2.207%, 09/16/19	20,000,000	19,907,600

Total Short-Term Investments (Cost $36,393,060)		36,394,557

Securities Lending Reinvestments (g)—0.6%

Commercial Paper—0.0%
Starbird Funding Corp. 2.600%, 07/01/19	399,921	399,918

Repurchase Agreements—0.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/28/19 at 2.300%, due on 07/01/19 with a maturity value of $1,112,015; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 02/15/47, and an aggregate market value of $1,134,038.	1,111,802	1,111,802
BofA Securities, Inc. Repurchase Agreement dated 06/28/19 at 2.460%, due on 07/01/19 with a maturity value of $2,000,410; collateralized by various Common Stock with an aggregate market value of $2,200,001.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 06/28/19 at 2.600%, due on 07/01/19 with a maturity value of $1,600,347; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 2.875%, maturity dates ranging from 10/31/20 - 02/15/43, and an aggregate market value of $1,632,000.	1,600,000	1,600,000
Deutsche Bank AG, London Repurchase Agreement dated 06/28/19 at 2.750%, due on 07/01/19 with a maturity value of $200,046; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 7.000%, maturity dates ranging from 02/10/20 - 08/28/34, and an aggregate market value of $204,001.	200,000	200,000
Goldman Sachs & Co. Repurchase Agreement dated 06/28/19 at 2.510%, due on 07/01/19 with a maturity value of $2,000,418; collateralized by U.S. Government Agency Obligations with rates ranging from 2.500% - 5.500%, maturity dates ranging from 09/20/26 - 04/20/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 06/28/19 at 2.530%, due on 07/01/19 with a maturity value of $2,000,422; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.125%, maturity dates ranging from 07/31/19 - 02/15/49, and various Common Stock with an aggregate market value of $2,048,071.	2,000,000	$2,000,000
Societe Generale
Repurchase Agreement dated 06/28/19 at 2.470%, due on 07/01/19 with a maturity value of $2,400,494; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $2,586,163.	2,400,000	2,400,000
Repurchase Agreement dated 06/28/19 at 2.500%, due on 07/05/19 with a maturity value of $55,027; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 4.625%, maturity dates ranging from 01/31/20 - 11/15/48, and various Common Stock with an aggregate market value of $59,266.	55,000	55,000

		11,366,802

Total Securities Lending Reinvestments (Cost $11,766,799)		11,766,720

Total Investments—107.8% (Cost $2,099,308,553)		2,127,692,555
Other assets and liabilities (net)—(7.8)%		(154,036,403)

Net Assets—100.0%		$1,973,656,152

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Interest only security.
(d)	Principal only security.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was held on loan. As of June 30, 2019, the market value of securities loaned was $11,473,257 and the collateral received consisted of cash in the amount of $11,766,723. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2019, the market value of 144A securities was $95,004,079, which is 4.8% of net assets.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra Long Bond Futures	09/19/19	47	USD	8,345,438	$314,434

Futures Contracts—Short
U.S. Treasury Long Bond Futures	09/19/19	(90)	USD	(14,003,438)	(371,406)
U.S. Treasury Note 10 Year Futures	09/19/19	(493)	USD	(63,088,594)	(948,768)
U.S. Treasury Note 5 Year Futures	09/30/19	(844)	USD	(99,723,875)	(1,351,141)

Net Unrealized Depreciation					$(2,356,881)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(COFI)—	11th District Cost of Fund Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2019 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,703,121,398	$—	$1,703,121,398
Total Corporate Bonds & Notes*	—	158,886,983	—	158,886,983
Total Foreign Government*	—	142,469,382	—	142,469,382
Total Mortgage-Backed Securities*	—	52,635,684	—	52,635,684
Total Asset-Backed Securities*	—	22,417,831	—	22,417,831
Total Short-Term Investments*	—	36,394,557	—	36,394,557
Total Securities Lending Reinvestments*	—	11,766,720	—	11,766,720
Total Investments	$—	$2,127,692,555	$—	$2,127,692,555

Collateral for Securities Loaned (Liability)	$—	$(11,766,723)	$—	$(11,766,723)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$314,434	$—	$—	$314,434
Futures Contracts (Unrealized Depreciation)	(2,671,315)	—	—	(2,671,315)
Total Futures Contracts	$(2,356,881)	$—	$—	$(2,356,881)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets
Investments at value (a) (b)	$2,127,692,555
Cash	16,135
Cash collateral for futures contracts	1,242,136
Receivable for:
Investments sold	4,995,958
TBA securities sold	5,422,082
Fund shares sold	717,395
Principal paydowns	52,660
Interest	7,651,560
Other assets	6,861

Total Assets	2,147,797,342
Liabilities
Collateral for securities loaned	11,766,723
Payables for:
Investments purchased	17,421,051
TBA securities purchased	143,210,006
Fund shares redeemed	516,123
Variation margin on futures contracts	7,933
Accrued Expenses:
Management fees	727,146
Distribution and service fees	80,299
Deferred trustees’ fees	126,916
Other expenses	284,993

Total Liabilities	174,141,190

Net Assets	$1,973,656,152

Net Assets Consist of:
Paid in surplus	$2,051,373,814
Distributable earnings (Accumulated losses)	(77,717,662)

Net Assets	$1,973,656,152

Net Assets
Class A	$1,574,588,929
Class B	378,701,803
Class E	20,365,420
Capital Shares Outstanding*
Class A	135,380,100
Class B	32,684,272
Class E	1,755,636
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.63
Class B	11.59
Class E	11.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,099,308,553.
(b)	Includes securities loaned at value of $11,473,257.

Statement of Operations

Six Months Ended June 30, 2019 (Unaudited)

Investment Income
Interest	$30,007,382
Securities lending income	45,372

Total investment income	30,052,754
Expenses
Management fees	4,624,997
Administration fees	41,135
Custodian and accounting fees	76,368
Distribution and service fees—Class B	464,867
Distribution and service fees—Class E	15,200
Audit and tax services	35,624
Legal	22,462
Trustees’ fees and expenses	31,324
Shareholder reporting	55,403
Insurance	6,709
Miscellaneous	9,896

Total expenses	5,383,985
Less management fee waiver	(166,858)

Net expenses	5,217,127

Net Investment Income	24,835,627

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	7,547,916
Futures contracts	(6,548,672)

Net realized gain	999,244

Net change in unrealized appreciation on:
Investments	51,165,053
Futures contracts	1,257,100

Net change in unrealized appreciation	52,422,153

Net realized and unrealized gain	53,421,397

Net Increase in Net Assets From Operations	$78,257,024

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,835,627	$44,979,302
Net realized gain (loss)	999,244	(9,836,271)
Net change in unrealized appreciation (depreciation)	52,422,153	(18,849,215)

Increase in net assets from operations	78,257,024	16,293,816

From Distributions to Shareholders
Class A	(42,815,071)	(39,246,145)
Class B	(9,416,340)	(8,163,581)
Class E	(527,271)	(475,567)

Total distributions	(52,758,682)	(47,885,293)

Decrease in net assets from capital share transactions	(32,715,500)	(170,359,733)

Total decrease in net assets	(7,217,158)	(201,951,210)

Net Assets
Beginning of period	1,980,873,310	2,182,824,520

End of period	$1,973,656,152	$1,980,873,310

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,047,085	$12,225,837	3,985,785	$45,776,677
Reinvestments	3,700,525	42,815,071	3,491,650	39,246,145
Redemptions	(7,074,407)	(82,386,007)	(19,382,485)	(220,545,585)

Net decrease	(2,326,797)	$(27,345,099)	(11,905,050)	$(135,522,763)

Class B
Sales	1,807,644	$20,954,058	3,078,724	$34,969,508
Reinvestments	816,682	9,416,340	728,891	8,163,581
Redemptions	(3,022,834)	(34,949,592)	(6,716,432)	(76,232,741)

Net decrease	(398,508)	$(4,579,194)	(2,908,817)	$(33,099,652)

Class E
Sales	40,146	$469,187	208,146	$2,379,679
Reinvestments	45,691	527,271	42,423	475,567
Redemptions	(154,144)	(1,787,665)	(403,406)	(4,592,564)

Net decrease	(68,307)	$(791,207)	(152,837)	$(1,737,318)

Decrease derived from capital shares transactions		$(32,715,500)		$(170,359,733)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.49		$11.65	$11.74	$11.90	$12.11	$12.01

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.25	0.20	0.21	0.17	0.16
Net realized and unrealized gain (loss)	0.32		(0.14)	0.03	(0.05)	(0.10)	0.17

Total income (loss) from investment operations	0.47		0.11	0.23	0.16	0.07	0.33

Less Distributions
Distributions from net investment income	(0.33)		(0.27)	(0.32)	(0.32)	(0.28)	(0.23)

Total distributions	(0.33)		(0.27)	(0.32)	(0.32)	(0.28)	(0.23)

Net Asset Value, End of Period	$11.63		$11.49	$11.65	$11.74	$11.90	$12.11

Total Return (%) (b)	4.06	(c)	0.97	1.93	1.28	0.57	2.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.50	0.50	0.50	0.49	0.49
Net ratio of expenses to average net assets (%) (e)	0.49	(d)	0.49	0.48	0.48	0.48	0.48
Ratio of net investment income to average net assets (%)	2.59	(d)	2.19	1.72	1.77	1.44	1.35
Portfolio turnover rate (%)	102	(c)(f)	255 (f)	208 (f)	199 (f)	215 (f)	194 (f)
Net assets, end of period (in millions)	$1,574.6		$1,581.9	$1,742.8	$1,735.3	$1,830.7	$2,263.8

	Class B
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.43		$11.59	$11.68	$11.84	$12.04	$11.95

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.22	0.17	0.18	0.14	0.13
Net realized and unrealized gain (loss)	0.32		(0.14)	0.03	(0.05)	(0.09)	0.16

Total income (loss) from investment operations	0.45		0.08	0.20	0.13	0.05	0.29

Less Distributions
Distributions from net investment income	(0.29)		(0.24)	(0.29)	(0.29)	(0.25)	(0.20)

Total distributions	(0.29)		(0.24)	(0.29)	(0.29)	(0.25)	(0.20)

Net Asset Value, End of Period	$11.59		$11.43	$11.59	$11.68	$11.84	$12.04

Total Return (%) (b)	3.99	(c)	0.70	1.68	1.02	0.31	2.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.75	0.75	0.75	0.74	0.74
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.74	0.73	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	2.34	(d)	1.94	1.47	1.52	1.20	1.10
Portfolio turnover rate (%)	102	(c)(f)	255 (f)	208 (f)	199 (f)	215 (f)	194 (f)
Net assets, end of period (in millions)	$378.7		$378.1	$417.1	$432.1	$463.5	$493.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

	Class E
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.45		$11.61	$11.70	$11.85	$12.06	$11.97

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.23	0.18	0.19	0.16	0.14
Net realized and unrealized gain (loss)	0.32		(0.14)	0.03	(0.04)	(0.11)	0.16

Total income (loss) from investment operations	0.46		0.09	0.21	0.15	0.05	0.30

Less Distributions
Distributions from net investment income	(0.31)		(0.25)	(0.30)	(0.30)	(0.26)	(0.21)

Total distributions	(0.31)		(0.25)	(0.30)	(0.30)	(0.26)	(0.21)

Net Asset Value, End of Period	$11.60		$11.45	$11.61	$11.70	$11.85	$12.06

Total Return (%) (b)	4.00	(c)	0.80	1.77	1.20	0.40	2.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.65	0.65	0.65	0.64	0.64
Net ratio of expenses to average net assets (%) (e)	0.64	(d)	0.64	0.63	0.63	0.63	0.63
Ratio of net investment income to average net assets (%)	2.44	(d)	2.04	1.57	1.62	1.30	1.20
Portfolio turnover rate (%)	102	(c)(f)	255 (f)	208 (f)	199 (f)	215 (f)	194 (f)
Net assets, end of period (in millions)	$20.4		$20.9	$22.9	$25.2	$28.1	$33.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 37%, 79%, 57%, 86%, 87% and 68% for the period ended June 30, 2019 and years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2019 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio—level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820— Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $16,486,957. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $11,366,802. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Foreign Government in the Portfolio’s Schedule of Investments as of June 30, 2019, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$314,434	Unrealized depreciation on futures contracts (a)	$2,671,315

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(6,548,672)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$1,257,100

For the six months ended June 30, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$17,800,591
Futures contracts short	(144,372,010)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$2,089,967,757	$37,704,820	$2,227,685,794	$105,328,986

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2019 were as follows:

Purchases	Sales
$1,425,588,781	$1,550,474,487

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2019	% per annum	Average Daily Net Assets
$4,624,997	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $100 million
0.050%	On amounts over $200 million and under $500 million
0.010%	On amount over $1 billion and under $2 billion
0.030%	On amounts in excess of $2 billion

Prior to April 29, 2019, the Adviser had agreed, for the period April 30, 2018 to April 28, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

Amounts waived for the six months ended June 30, 2019 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 29, 2019 to April 29, 2020, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse Funds Trust I Western Asset Management Government Income Portfolio. Amounts waived for the six months ended June 30, 2019 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B and Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, may pay the Distributor a distribution Fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2019 was as follows:

Cost basis of investments	$2,098,306,993

Gross unrealized appreciation	49,818,237
Gross unrealized depreciation	(23,844,674)

Net unrealized appreciation (depreciation)	$25,973,563

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$47,885,293	$57,133,769	$—	$—	$47,885,293	$57,133,769

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$52,510,375	$—	$(30,961,880)	$(124,652,705)	$(103,104,210)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had short-term accumulated capital losses in the amount of $14,124,177 and long-term accumulated capital losses in the amount of $110,528,528.

BHFTII-24

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)         Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)         Not applicable.

(b)         Not applicable.

Item 13. Exhibits

(a)(1)    Not applicable.

(a)(2)    The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)        The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2019

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	September 6, 2019